UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-5141

Pacific Select Fund

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660

(Address of principal executive offices)

Robin S. Yonis

Vice President, General Counsel and Assistant Secretary of Pacific Select Fund

700 Newport Center Drive

Post Office Box 9000

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony Zacharski, Esq

Dechert LLP

90 State House Square

Hartford, CT 06103-3702

Registrant’s telephone number, including area code: (949) 219-6767

Date of fiscal year end: December 31

Date of reporting period: January 1–December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

TABLE OF CONTENTS

PACIFIC SELECT FUND

Beginning January 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary (Pacific Life/PL&A). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Trust electronically by contacting the Trust or Pacific Life/PL&A using one of the methods listed in the Where To Go For More Information section.

You may elect to receive all future reports in paper free of charge. You can inform the Trust or Pacific Life/PL&A that you wish to continue receiving paper copies by using one of the phone numbers listed in the Where To Go For More Information section. Your election to receive reports in paper will apply to all communications received for all Funds held with the Trust.

PACIFIC SELECT FUND

Dear Shareholders:

We are pleased to share with you the Pacific Select Fund (Trust) Annual Report for the fiscal year ended December 31, 2019, including performance data, management’s discussion of fund performance, and a complete list of investments as of the close of the reporting period. The Trust is the underlying investment vehicle for variable life insurance policies and variable annuity contracts (variable products) issued or administered by Pacific Life Insurance Company (Pacific Life) and Pacific Life & Annuity Company (PL&A). Pacific Life Fund Advisors LLC (PLFA) is the Adviser to the Trust and supervises the management of all of the Trust’s funds (each individually a Fund and collectively, the Funds). As Adviser to the Trust, PLFA manages the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios (together, the Portfolio Optimization Portfolios), each of which is an asset allocation fund-of-funds which invests in certain other Funds of the Trust (Underlying Funds).

In addition, PLFA manages the PSF DFA Balanced Allocation Portfolio, which is an asset allocation fund-of-funds that invests in a variety of eligible third party mutual funds and/or variable insurance trusts (DFA Underlying Funds) which are not Funds of the Trust.

PLFA also manages the Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios (together, the Pacific Dynamix Portfolios), each of which is an asset allocation fund-of-funds and which invests in certain other Funds of the Trust (Pacific Dynamix Underlying Funds) that are only available for investment by the three Pacific Dynamix Portfolios. Information regarding the Pacific Dynamix Underlying Funds is included in a separate Annual Report; please see “Where to Go for More Information” for instructions on how to obtain the Annual Report for the Pacific Dynamix Underlying Funds.

For the other Funds of the Trust, the Adviser has retained other firms to serve as sub-advisers under its supervision. The sub-advisers, the Adviser and the Funds of the Trust that they manage as of December 31, 2019 are listed below:

PACIFIC SELECT FUND

Each of the sub-advisers and the Adviser has prepared a discussion regarding the performance of the Funds of the Trust that they manage, including commentary discussing positive and negative factors affecting performance for the past twelve months.

We appreciate your confidence in Pacific Select Fund and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris Chairman of the Board Pacific Select Fund	Adrian S. Griggs Chief Executive Officer Pacific Select Fund

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its Funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a Fund will achieve its investment objective. Each Fund is subject to market risk. The value of a Fund changes as its asset values go up or down. The value of a Fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each Fund of the Trust is net of fees and includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if included, would have resulted in lower returns. Past performance is not predictive of future performance. This report shows you the performance of the Funds compared to its benchmark index. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Funds. Indices are unmanaged, do not incur transaction costs, do not include fees and expenses and cannot be purchased directly by investors. Index returns include reinvested dividends.

PLFA supervises the management of all of the Funds (subject to the review of the Trust’s Board). PLFA directly manages the Pacific Dynamix Portfolios, the Portfolio Optimization Portfolios and the PSF DFA Balanced Allocation Portfolio. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the fiscal year ended December 31, 2019 as well as separate commentary specific to those Funds that it directly manages that is based on its opinion of how these Funds performed during the year.

For the other Funds, PLFA has retained other firms to serve as sub-advisers under its supervision. Each of the sub-advisers has written a separate commentary specific to the Fund(s) that they manage that is based on their opinions of how their Fund(s) performed during the year. The views expressed in those commentaries reflect those of the sub-advisers for the fiscal year ended December 31, 2019.

All views and opinions expressed in the management discussion of fund performance are subject to change at any time based upon market, economic or other conditions, and the Trust, its Adviser and the sub-advisers disclaim any responsibility to update such views. These views and options may not be relied upon as investment advice or recommendations, or as an offer for any particular security. Any references to “we,” “I,” or “ours” are references to the sub-adviser or Adviser, as applicable. The Adviser and sub-advisers may include statements that constitute “forward- looking statements” under the United States (U.S.) securities laws. Forward- looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward- looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the Adviser or a sub-adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements. Statements of facts and performance data are from sources considered reliable, but no representation or warranty is made as to their completeness or accuracy.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented, and the Trust’s Statement of Additional Information, as supplemented.

Market Conditions (for the year ended December 31, 2019)

Executive Summary

Despite several geopolitical and global economic challenges, world equities (as determined by the MSCI All-Country World Index) experienced their strongest annual return since 2009. In particular, the liquidity-driven momentum, which was fueled by the Federal Reserve’s (Fed) pivot toward monetary easing, carried markets to record levels. Other major central banks maintained loose monetary policies to provide support as global manufacturing activity dipped into contractionary territory over the reporting period. While U.S. consumers mainly supported economic growth, the long-running trade dispute between the U.S. and China began to pare back optimism from business executives. Nonetheless, the U.S.-China trade negotiations made modest progress toward the end of the reporting period, even as some of the more significant issues remained unresolved.

Fixed Income

The U.S. 10-year Treasury yield slid from nearly 3.0% to below 1.5% over the first three quarters of the reporting period then climbed back to nearly 2.0% to finish the year. The broad bond market (as defined by the Bloomberg Barclays US Aggregate Bond Index) returned 8.72% for the reporting period. Spread sectors fared well over the reporting period as risk sentiments improved. Compressing credit spreads benefitted emerging market and high yield bonds, particularly over the fourth quarter of 2019. Yield-thirsty investors piled into higher yielding and riskier bond instruments as the Fed resorted to easing monetary policy and injected liquidity into the system over the latter half of the reporting period, undoing its previous efforts to unwind its enormous balance sheet and raise interest rates.

Domestic Equity

Domestic equities surged over the reporting period and continued to fare better than foreign markets. Over the year, the S&P 500 Index returned 31.49%. Growth stocks finished higher than value stocks as the tech rally persisted. On the opposite end, some value sectors such as

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

energy continued to struggle in 2019 and considerably lagged the overall equity market. Energy stocks underperformed the broader market despite crude oil prices stabilizing over the reporting period. Investors have generally shunned the sector due to a prolonged lackluster performance as well as a growing interest in alternative energy. Additionally, shareholders of these energy companies have encouraged producers to pare back drilling activity to reduce the risk of oversupply and/or inefficient rig investments. Concerns of a potential recession also weighed down this sector which tends to be sensitive to economic cycles.Large capitalization stocks outperformed small capitalization stocks over the reporting period. In general, larger technology-related conglomerates maintained healthy balance sheets, while many smaller companies remained heavily indebted because of compressed profit margins.

International Equity

While international equities continued to lag their U.S. counterparts, both the MSCI EAFE (Europe, Australasia, and Far East) Index (Net) and MSCI Emerging Markets (EM) Index (Net) experienced double-digit returns (22.01% and 18.42%, respectively) for the reporting period. The ongoing global trade friction caused manufacturing sentiment to steadily deteriorate since the Trump administration began to impose higher tariffs starting in March 2018. Manufacturing activity in most major non-U.S. developed countries contracted throughout the reporting period. Although China’s manufacturing activity modestly recovered in the latter half of the year, emerging market investor optimism was relatively contained as progress on U.S.-China trade negotiations seesawed back and forth over the year.

Concluding Remarks

We expect issues surrounding trade and the Fed will remain the key factors for global markets in the near-term. The deterioration in manufacturing sentiment appears to have slowed and may be recovering as President Trump indicated his intention to approve the “Phase 1” part of the U.S.-China trade negotiations. While this step does not address some of the key issues, markets remain cautiously optimistic that a resolution could be reached so businesses could operate under more normal conditions. Regardless how the trade situation unfolds, the Fed and other central banks seem to have telegraphed their intention to support their respective economies within their powers. While the Fed had been on a path to normalizing interest rates, President Trump’s erratic policies are affecting the real economy, which in turn influences central bank decisions. With this in mind, markets will likely respond to how the 2020 U.S. elections materialize.

In 2020, we expect macroeconomic and geopolitical issues will likely continue to create noise for markets. Nonetheless, investors will probably place a high emphasis on fundamental factors. We believe companies with solid fundamentals and balance sheets should fare relatively well as nervous investors may shun vulnerable companies. In general, corporate debt levels have steadily risen since the end of the last recession. Companies with high levels of debt as well as low growth prospects and thin profit margins, which include many smaller firms, will be particularly sensitive to trade uncertainties and a fickle Fed. As suggested, the U.S.-China trade negotiations have made some progress – albeit at a slow pace. Further providing some relief, the Fed appears willing to refrain from raising rates, especially as inflation remains relatively subdued. Some Fed members have also expressed their comfort in allowing inflation to run modestly above the central bank’s target rate of around 2%, which should hold short-term rates steady for the time being.

In Europe, the new European Central Bank (ECB) president Christine Lagarde will need to establish herself to pull the eurozone out of its sluggish state. While Ms. Lagarde is expected to maintain a dovish stance like her predecessor, her success will be determined by her ability to navigate around politics when dealing with European policymakers. Her ability to harmonize ECB’s monetary policy efforts with fiscal policies throughout the European Union (EU) will be tested. Across the Channel, British politicians have struggled to successfully execute their “Brexit” plan to formally cut ties with the EU. Although the process has thrown the United Kingdom (U.K.) into a political turmoil with repeated delays, the new U.K. Prime Minister Boris Johnson has assumed the responsibility to leave the EU before the stand-still transition period ends in December 2020. While the U.K. is defaulted to leave the EU on January 31, 2020, existing arrangements between the U.K. and the EU will largely remain intact until they expire on December 31, 2020. However, we have seen many deadlines postponed throughout this Brexit process. Either way, Boris Johnson’s election victory appears to have provided more clarity as EU leaders generally welcomed the U.K. election result.

Japan, which represents a sizeable portion of the MSCI EAFE Index (Net), will continue to deal with obstacles. As the Bank of Japan (BoJ) has been actively trying to prop up its economy, its Governor Haruhiko Kuroda has called for both fiscal and monetary stimulus to boost the economy. Some Japanese policymakers have called for more aggressive fiscal measures, particularly as the latest consumer sales tax hike took effect in October 2019. To offset the tax impact, the Japanese government is drawing up plans of an economic stimulus package worth approximately 13 trillion Yen (about $120 billion), which is expected to be evaluated during its upcoming annual budget planning.

Consumers in the U.S. have been vital in keeping the U.S. economy afloat, which helped U.S. equity markets perform relatively well in 2019. Consumer sentiment abroad has been mixed, which may be suppressing foreign equity markets from overtaking U.S. equity markets. U.S. stocks have far outpaced their foreign counterparts for much of the past decade, which has made them appear relatively expensive. However, this is not a market where we suggest bargain hunting, and we prefer pricier but higher quality domestic stocks.

Core Income Portfolio (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Core Income Portfolio’s Class I returned 10.92%, compared to an 8.72% return for its benchmark, the Bloomberg Barclays US Aggregate Bond Index.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 27, 2015 through December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 27, 2015 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC, doing business under the name Pacific Asset Management, managed the Fund.

Average Annual Total Returns for the periods ended December 31, 2019(1)
	1 Year	Since Inception (4/27/15)

Fund’s Class I	10.92%	3.23%

Fund’s Class P	11.15%	3.44%

Bloomberg Barclays US Aggregate Bond Index	8.72%	2.86%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund seeks a high level of current income using an intermediate term corporate debt focused strategy by investing principally in income producing debt instruments. Using a fundamental approach with a top-down overlay, we the Pacific Asset Management team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund’s asset allocation and focus on corporate bonds benefited performance. Corporate bonds during the reporting period outperformed other asset classes given the strong performance of credit risk and a favorable market environment. The Fund’s duration positioning detracted from performance. The Fund’s underweight to treasuries and agency mortgage backed securities (MBS) benefited performance. Sector overweights to midstream, gaming, airline enhanced equipment trust certificates (EETC), banking, and utilities contributed to performance while overweight’s to asset backed securities (ABS) detracted. Security selection in banking, technology, utilities, and home construction benefited performance while security selection in building materials detracted. Duration was a negative to relative performance for the period. On an issuer level, the Fund’s overweight to Saudi Arabia Oil Co detracted from performance, while the Fund’s overweight to Bank of America and Citigroup contributed to performance.

Diversified Bond Portfolio (managed by Western Asset Management Company, LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Diversified Bond Portfolio’s Class I returned 13.00%, compared to an 8.72% return for its benchmark, the Bloomberg Barclays US Aggregate Bond Index.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	10 Years

Fund’s Class I	13.00%	4.81%	5.26%

Bloomberg Barclays US Aggregate Bond Index	8.72%	3.05%	3.75%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	13.22%	5.02%	5.10%

Bloomberg Barclays US Aggregate Bond Index	8.72%	3.05%	3.37%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. This Fund seeks to maximize total return consistent with prudent investment management. We at Western Asset utilize a long-term, fundamental value philosophy in conjunction with a global investment platform to build a diversified portfolio of investment grade bonds with opportunistic allocations to high yield, emerging markets and non-U.S. dollar securities to enhance returns. Value is added through sector rotation, yield curve positioning, issue selection and duration management.

During the reporting period both interest rate strategies and corporate credit exposures contributed most to the Fund’s performance. The reporting period was ultimately strong for fixed income markets. As the reporting period came to a close, several positive economic developments occurred, alleviating market fears of the Fed raising interest rates and of the prospect of a potential U.S. recession.

For most of the reporting period the Fund held a U.S. duration overweight (relative to the benchmark) at the front-to-intermediate segment of the yield curve as well as an overweight at the back-end of the curve. The Fund’s overall duration overweight served as a hedge helping to mute downside volatility during periods of time when the market is under stress. With regard to the Fund’s yield curve positioning, our investment view was that the Fed had set a high bar to hike rates again. Thus, the back end of the curve could steepen if the Fed allows inflation to run above its target while at the same time the front end could provide a useful hedge if growth were weaker than the forecast, forcing the Fed to significantly cut rates. In aggregate, the Fund’s duration and yield curve positioning was beneficial to the Fund’s performance; duration positioning benefitted as yields declined (yields and prices move in the opposite direction), while yield curve positioning detracted from the Fund’s performance as the curve steepened.

Corporate credit exposures, including both investment grade and high-yield, were significant positive contributors to performance as both sectors produced meaningful excess returns over U.S. Treasuries for the reporting period. Emerging Markets exposure (both U.S. dollar-denominated and local currency denominated) also contributed positively to performance as spreads and yields were lower and currency positions were a net contributor. Although the U.S. dollar’s performance was mixed throughout the reporting period, on average, it weakened against other currencies. Non-U.S. developed market exposure was also a positive contributor to the Fund’s performance, as long as the British pound (GBP) and Canadian dollar (CAD)-denominated positions benefitted from an overall weaker U.S. dollar. Finally, structured product positions were positive contributors to performance, in particular Non-Agency MBS, as spreads were generally tighter over the reporting period.

Apart from the Fund’s yield curve positioning, there were no meaningful detractors to performance over the year.

During the reporting period, the Fund primarily used U.S. Treasury futures and options, Eurodollar futures and options, and interest rate swaps to manage its duration and yield curve exposure. We also used non-U.S. Interest Rate Futures to manage exposure to the international bond markets. Credit default swaps on both investment grade and high yield indices were used as an efficient, low cost way of adjusting exposures to these sectors on the margin. The Fund also used Mortgage (To Be Announced) TBAs to gain exposure to the Agency MBS market and other stripped MBS derivatives to gain exposure to specific characteristics of agency MBS. Finally, the Fund used foreign exchange futures, forwards, and options to take outright positions in a variety of currencies, including CAD, the Mexican peso (MXN), Brazilian real (BRL), British pound (GBP), and Euro (EUR).

Floating Rate Income Portfolio (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Floating Rate Income Portfolio’s Class I returned 8.11%, compared to an 8.17% return for its benchmark, the Credit Suisse Leveraged Loan Index.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 30, 2013 through December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2013 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC, doing business under the name Pacific Asset Management, managed the Fund.

Average Annual Total Returns for the periods ended December 31, 2019(1)
	1 Year	5 Years	Since Inception (4/30/13)

Fund’s Class I	8.11%	4.16%	3.51%

Fund’s Class P	8.30%	4.36%	3.71%

Credit Suisse Leveraged Loan Index	8.17%	4.54%	4.15%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund seeks a high level of current income. Using a fundamental approach with a top-down overlay, we the Pacific Asset Management team of portfolio managers and research analysts look for investment opportunities in income producing floating rate loans and floating rate debt securities. Credit quality was the primary detractor to relative performance, as the Fund was overweight single B loans while BB loans outperformed during the year. The Fund’s underweight to the Retail sector and security selection in the Media & Entertainment and Food/Tobacco sectors also detracted from performance. The Fund’s emphasis on larger bank loan facility sizes, its underweight to the energy sector, and security selection in the Healthcare sector benefited performance. On an issuer level, the Fund’s overweight to NPC and Transcendia detracted from performance, while the Fund’s overweight to GFL and NCI Building Systems contributed to performance.

High Yield Bond Portfolio (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the High Yield Bond Portfolio’s Class I returned 13.98%, compared to a 14.32% return for its benchmark, the Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC, doing business under the name Pacific Asset Management, managed the Fund.

Average Annual Total Returns for the periods ended December 31, 2019(1)
	1 Year	5 Years	10 Years

Fund’s Class I	13.98%	5.50%	6.75%

Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index	14.32%	6.14%	7.55%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	14.21%	5.71%	5.71%

Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index	14.32%	6.14%	6.37%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund seeks a high level of current income by investing in non-investment grade debt instruments. Using a fundamental approach with a top-down overlay, we the Pacific Asset Management team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

During the reporting period, the Fund underperformed the benchmark primarily due to sector allocations, as offset by positive security selection. An overweight to the leisure sector detracted from performance along with underweights to the retailers and healthcare sectors. Underweights to oil field services and independent energy sectors contributed to performance. An overweight to gaming also contributed to performance. Security selection in oil field services, pharmaceuticals, and building materials sectors contributed to performance while security selection in construction machinery, independent energy, and retailers detracted. On an issuer level, the Fund’s overweight to Ahern and Party City detracted to performance, while the Fund’s overweight to Talen Energy and Nabors Industries contributed to performance.

Inflation Managed Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Inflation Managed Portfolio’s Class I returned 8.64%, compared to an 8.43% return for its benchmark, the Bloomberg Barclays US TIPS Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	10 Years

Fund’s Class I	8.64%	2.35%	3.50%

Bloomberg Barclays US TIPS Index	8.43%	2.62%	3.36%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	8.86%	2.55%	2.69%

Bloomberg Barclays US TIPS Index	8.43%	2.62%	2.62%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at PIMCO implement the Fund’s investment strategies by investing in bonds and derivative instruments, focusing on exposure to inflation-indexed debt securities. The Fund seeks to maximize total return consistent with prudent investment strategies. Interest rate strategies, implemented through the use of cash bonds, futures, interest rate swaps, swaptions, and options, were positive for the Fund overall, particularly driven by positive contributions from U.S. real interest rate positioning, while European and United Kingdom interest rate strategies modestly detracted from performance. Within breakeven inflation positioning (the difference between nominal and real interest rates), U.S., United Kingdom, and European breakeven inflation exposure added to performance. Exposure to emerging market local and U.S dollar denominated debt, particularly in Latin America, also added to performance.

Within spread strategies, an allocation to non-Agency mortgage-backed securities added to the Fund’s performance. Tactical exposure to corporate credit added to performance, as spreads tightened during the period. Lastly, within currencies, tactical positions to the Mexican peso, Russian ruble, and Korean won were positive for performance, while short exposure to the Japanese yen detracted.

The Fund’s use of derivatives during the reporting period included the following: the Fund bought and sold credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual securities and to the broader investment grade, high yield, mortgage, and emerging market sectors, and to take advantage of the basis between the credit default swap and cash bond market. The Fund entered into interest rate swaps and forward rate agreements to manage nominal and real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund purchased and sold total return swaps to adjust exposure to risk-neutral substitutes for owning physical securities (or physical securities that comprise a given index). The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allow the portfolio manager to effectively

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. The Fund purchased and sold/wrote options and swaptions on futures, currencies, bond indices, mortgage pass-throughs, and swaps, as a means of capitalizing on anticipated changes in market volatility, and to generate income. The Fund purchased and sold foreign currency forward contracts to hedge the currency exposure associated with some or all of a Fund’s securities, and as a part of a tactical investment strategy. Lastly, the Fund sold/wrote inflation floors to adjust inflation exposure.

Inflation Strategy Portfolio (managed by Barings LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Inflation Strategy Portfolio’s Class I returned 7.81%, compared to an 8.43% return for its benchmark, the Bloomberg Barclays US TIPS Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on May 2, 2011 through December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Effective November 1, 2017, Barings LLC began managing the Fund, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2019(1)
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	7.81%	1.54%	1.53%

Fund’s Class P	8.02%	1.74%	1.72%

Bloomberg Barclays US TIPS Index	8.43%	2.62%	2.62%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at Barings maintain the Fund’s strategy by investing in a mix of U.S. Treasury Inflation Protected Securities (TIPS) that we actively manage to outperform the benchmark, as well as high quality income producing securities including but not limited to money market securities, mortgage-related and other asset-backed securities to enhance performance. The Fund used derivative instruments for yield curve and duration management, as well as, for replicating cash bonds and gaining market exposure in order to track the benchmark and implement manager views. During the reporting period options on interest rate swaps utilized to hedge volatility detracted from performance. Total return swaps and consumer price index (CPI) swaps were used to gain exposure to inflation markets, both contributing positively to performance. Treasury futures and interest rate swaps were utilized to manage duration and interest rate curve exposure. In addition, repurchase agreements and total return swaps were utilized to create leverage and re-invest in income generating assets which contributed to performance. The main driver of positive performance during the reporting period was the Fund’s allocation to high quality money market securities. Asset-backed consumer investments in the auto loan, student loan and timeshare sectors also contributed positively to performance. During the reporting period, long dated inflation positioning detracted from performance.

Managed Bond Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Managed Bond Portfolio’s Class I returned 8.49%, compared to an 8.72% return for its benchmark, the Bloomberg Barclays US Aggregate Bond Index.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	10 Years

Fund’s Class I	8.49%	3.16%	4.10%

Bloomberg Barclays US Aggregate Bond Index	8.72%	3.05%	3.75%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	8.71%	3.36%	3.62%

Bloomberg Barclays US Aggregate Bond Index	8.72%	3.05%	3.37%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at PIMCO implement the Fund’s investment strategies by investing in bonds and derivative instruments with the characteristics of debt instruments. The Fund seeks to maximize total return consistent with prudent investment management. Duration positioning, implemented through the use of cash bonds, futures, interest rate swaps, swaptions, and options, was generally negative for the Fund’s performance over the period. An overweight to U.S. duration did add to performance, but was more than offset by tactical short duration positioning in Japan, Australia, and the United Kingdom as rates fell across these markets.

Overall, spread strategies in the Fund contributed to performance over the reporting period. Positions in individual investment grade corporate debt securities, particularly an overweight to financials, contributed to returns as spreads tightened, while out-of-benchmark exposure to high yield corporate credit contributed as well. Exposure to non-Agency mortgage-backed securities was positive for performance while overweight exposure to Agency mortgage-backed securities detracted from performance relative to the benchmark. Currency strategies had a positive impact on performance for the Fund. Tactical positioning towards the Chinese yuan was negative, but was more than offset by positive contributions from positions in the Mexican peso and Brazilian real.

The use of derivatives during the reporting period included the following: the Fund bought and sold credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual securities and to the broader investment grade, high yield, mortgage, and emerging market sectors, and to take advantage of the basis between the credit default swap and cash bond market. The Fund entered into interest rate swaps to manage nominal and real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allow the portfolio manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. The Fund purchased and sold/wrote options and swaptions on futures, currencies, bond indices, mortgage pass-throughs and swaps, as a means of capitalizing on anticipated changes in market volatility, and to generate income. The Fund purchased and sold foreign currency forward contracts to hedge the currency exposure associated with some or all of a Fund’s securities, and as a part of a tactical investment strategy. Lastly, the Fund also held inflation floors that were previously traded in the Fund to hedge duration, though exposures were not adjusted during the reporting period.

Short Duration Bond Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Short Duration Bond Portfolio’s Class I returned 4.22%, compared to a 4.03% return for its benchmark, the Bloomberg Barclays 1-3 Year US Government/Credit Bond Index.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	T. Rowe Price Associates, Inc. began managing the Fund on May 1, 2011, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2019(1)
	1 Year	5 Years	10 Years

Fund’s Class I	4.22%	1.72%	1.71%

Bloomberg Barclays 1-3 Year US Government/Credit Bond Index	4.03%	1.67%	1.54%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	4.43%	1.92%	1.70%

Bloomberg Barclays 1-3 Year US Government/Credit Bond Index	4.03%	1.67%	1.38%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at T. Rowe Price manage the Fund’s investment strategy by investing in debt securities (including derivatives on such securities). In our attempt to seek current income, the strategy focuses on high-quality, investment-grade securities, generally expecting to track the duration of the benchmark (plus or minus a half-year),. In addition to making active sector allocation and security selection decisions, we also monitor the Fund’s duration as part of our management of the Fund. Duration is often used to measure a bond’s sensitivity to interest rates.

Sector allocation was the top contributor to the Fund’s relative performance. Our overweight to corporate bonds and corresponding underweight to U.S. Treasuries benefited relative results, especially during periods when risk sentiment was positive. Solid corporate earnings reports and economic growth supported investor sentiment for the majority of the reporting period. Strong demand from investors looking for additional yield, along with positive credit fundamentals, provided support for short-maturity corporate bonds and pressured Treasuries. Also boosting returns was our inclusion of non-benchmark holdings in ABS, MBS, and commercial mortgage-backed securities (CMBS), which all benefited from still solid consumer fundamentals and higher absolute yields than Treasury securities.

Security selection also contributed to the Fund’s performance, particularly among government-related securities, such as Israel Electric and Saudi Arabian Oil, and BBB rated credits Brazilian petrochemical producer Braskem Financial and Brazilian miner Vale Overseas. All outperformed as commodity prices rose in line with a de-escalation of U.S.-China trade tensions.

Yield curve positioning further supported relative results as our overweight allocation to the six-month portion outperformed as yields on the front end of the curve declined more than the intermediate and long-term parts of the curve. However, our overweight to the five-year portion of the curve detracted from performance as short-term yields declined more than those on the intermediate part of the curve.

As of the end of the reporting period, the Fund held interest rate futures generating gross exposure of approximately 38.7%. The Fund held currency forwards at other points during the reporting period. The estimated return impact from employing currency forwards was negligible and 0.02% from futures for the reporting period.

Emerging Markets Debt Portfolio (managed by Ashmore Investment Management Limited)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Emerging Markets Debt Portfolio’s Class I returned 9.52%, compared to a 15.04% return for the broad-based, J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and 12.17% for the sector-specific Emerging Markets Debt Composite Benchmark.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on April 30, 2012 through December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on April 30, 2012 through December 31,

2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Year	Since Inception (4/30/12)

Fund’s Class I	9.52%	5.55%	3.51%

Fund’s Class P	9.74%	5.76%	3.72%

J.P. Morgan EMBI Global Diversified Index	15.04%	6.24%	5.68%

Emerging Markets Debt Composite Benchmark	12.17%	4.27%	3.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed both the broad-based J.P. Morgan EMBI Global Diversified Index and the sector-specific Emerging Markets Debt Composite Benchmark. The Fund invests its assets in debt instruments that are economically tied to emerging market countries, which are issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and instrumentalities and corporate issuers, and may be denominated in any currency, including the local currency of the issuer. We at Ashmore tactically manage exposure to emerging market sovereign external debt, local currency sovereign debt and corporate debt in seeking to maximize total return consistent with prudent investment management.

Over the reporting period the Fund’s allocation to emerging markets sovereign external debt increased, starting the reporting period at 58% and ending at around 61% of the Fund’s net asset value (NAV). Over the reporting period, the Fund’s exposure to corporate debt decreased, starting the reporting period at 9.1% and ending at around 6.5% of NAV. Finally, the Fund’s exposure to emerging market local bonds and net exchange rate positions decreased, starting the reporting period at 59%, and ending at around 53% of NAV.

The Fund’s overweight position in hard currency sovereign external debt and off-benchmark allocation to corporate debt detracted from the Fund’s relative performance over the reporting period. Overall security selection was negative driven by security selection in hard currency sovereign debt. The Fund’s security selection in local currency sovereign debt contributed positively to the absolute and relative returns over the reporting period

In the emerging markets sovereign external debt space, the top country detractor from performance was Venezuela, while the top contributors to performance were Ukraine and Ecuador. Within local currency assets, the allocation to the Argentine peso detracted from performance, while the two contributors to performance were an overweight position in the Brazilian real and an off-benchmark allocation to the Egyptian pound. Overall, largest country detractors over the reporting period were positions in Venezuela, Argentina and Lebanon. The largest country contributors to Fund performance over the reporting period were Brazil, Ecuador and Ukraine.

The Fund’s positions in derivatives are mainly in foreign exchange (FX) forwards – notably to hedge the FX exposure of some local currency bond positions, through interest rate swaps and total return swaps for efficient portfolio management purposes.

The following are summary developments in the various countries mentioned above in which the Fund invested during the reporting period:

Brazil’s economy began to find traction, as Gross Domestic Product (GDP) numbers for the second half of the reporting period beat expectations and provided confirmation of the country’s ongoing economic recovery and improvement in domestic demand and investment. The government achieved an important goal with the passage of pension reform, with additional reform proposals in the works, all with the objective of improving the efficiency of the economy. The Monetary Policy Committee of the Central Bank of Brazil (COPOM) trimmed rates throughout the reporting period and maintained a dovish outlook as inflation rates continued to drop.

In Ecuador, the economy was supported by the positive trend in oil prices over the reporting period. There were protests against the elimination of fuel price subsidies (intended to address expenditure cuts as part of the ongoing International Monetary Fund (IMF) program) which forced the government to reverse course and reinstate the subsidies. Further efforts to address expenditure cuts in the form of a tax reform proposal were rejected by their Congress, as the package included multiple other reform proposals that proved too complicated to address in a short time-frame. A revised reform proposal was re-submitted and was approved, triggering the release of additional pledged support from the IMF.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The decision by S&P to upgrade Ukraine from B- to B during the reporting period was further acknowledgement of an improved growth outlook for the country, an improvement in FX reserves, a reduction in the deficit and new government reform efforts. Continued engagement with the IMF also contributed to additional credit spread tightening.

Venezuelan bond prices trended downwards over the reporting period as JP Morgan continued to reweight the country in the index, targeting a zero weight in light of U.S. sanctions and the resulting difficulty in trading Venezuelan debt. This was completed at the end of November of 2019. The state-owned oil company Petroleos de Venezuela, S.A. (PDVSA) missed the coupon and amortization payment due on its 2020 bond maturity in late October of 2019, leading to legal challenges with regard to the collateral backing the bond. A three-month moratorium imposed by the U.S. government on enforcement of the collateral will be in place until late January of 2020, in theory providing investors and the Guaido-led government time to determine how to resolve bondholder expectations of payment.

In Argentina, sentiment in the period between the election in late October and the December inauguration of president-elect Fernandez improved as the latter’s transition team remained constructively engaged with the President Mauricio Macri team to ensure a smooth handover. Absent any concrete policy announcements or senior appointments, Fernandez spent much of the month visiting other leaders in the region while engaging with the IMF on potential adjustments to the existing financial support program. Stabilization of economic data also contributed to the modest spread tightening.

Lebanon’s rating’s outlook was lowered from stable to negative by S&P during the first quarter of the reporting period; highlighting the importance of implementation of long-delayed fiscal adjustments. The government committed plans for a reform of the electricity sector, which we believe should improve public finances and permit the economy to begin a slow pace of improvement. However, widespread public protests leading to the resignation of the government continued to put pressure on asset prices, even as the all debt payments were made on time and in full during the reporting period.

Comstock Portfolio (managed by Invesco Advisers, Inc.)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Comstock Portfolio’s Class I returned 24.72%, compared to a 26.54% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Invesco Advisers, Inc. began managing the Fund on June 1, 2010. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2019(1)
	1 Year	5 Years	10 Years

Fund’s Class I	24.72%	7.28%	10.91%

Russell 1000 Value Index	26.54%	8.29%	11.80%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	24.97%	7.49%	9.89%

Russell 1000 Value Index	26.54%	8.29%	10.72%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at Invesco aim to exploit market inefficiencies by investing in companies that appear undervalued relative to the market in general. Ultimately, we believe the market will recognize the value in these companies and we will sell as the stock prices begin to reflect their intrinsic value. In addition, the Fund takes advantage of pricing anomalies by purchasing undervalued stocks, trading at a significant discount to intrinsic value, before there is a recognizable catalyst. We are patient investors, with a long-term investing horizon and holding period of five to seven years. We believe that stock selection, as opposed to making sector or macro economic bets, may provide a more consistent opportunity for success.

The Fund’s investable universe includes all large-capitalization U.S. denominated equities. The Fund’s construction is bottom up and stock specific, concentrating on individual company fundamental analysis and valuations. Therefore, while we monitor and are aware of our positions relative to the benchmark, it does not play a major role in the construction of the Fund.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

On the positive side, strong stock selection in the financials sector was a contributor to the Fund’s performance relative to the benchmark for the reporting period. Citigroup, Bank of America and not owning Berkshire Hathaway (an underperforming component of the benchmark) were the top individual relative contributors in the sector. Large banks performed well during the reporting period, as interest rates stabilized and investors benefited from return of capital back to shareholders via stock buybacks (reducing outstanding shares) and increased dividends.

Stock selection in the industrials sector also boosted the Fund’s performance relative to the benchmark for the reporting period. Johnson Controls International was a notable contributor, as the company beat earnings’ estimates in the first half of the reporting period. The stock rallied during the second quarter of the reporting period on the announcement of its earlier-than-expected closing of its Power Solutions business. The company announced its immediate intention to cash proceeds (which were $200 million higher than expected) for repurchases and debt repayment. Other contributors within the sector were Emerson Electric and Eaton, as each outperformed the benchmark for the reporting period.

Stock selection in the communication services sector also enhanced Fund performance relative to the benchmark. Charter Communications was a notable contributor to the sector, as investors were optimistic due to increased margins after the merger with Time Warner. Management also provided guidance on price increases which may help alleviate the negative effects of customer attrition.

The Fund’s allocation to cash, although only averaging a little over 5% for the reporting period, was a detractor to Fund’s performance. We believe this should be expected in a strong equity market.

Stock selection in the consumer discretionary sector also detracted from Fund’s performance relative to the benchmark. Carnival and Gap were two of the largest detractors in the sector. During the second quarter of the reporting period, the U.S. government imposed new restrictions on travel to Cuba, essentially barring cruise operators such as Carnival from docking in the country. Carnival lowered its full year earnings guidance based on these developments, and shares declined accordingly. Gap’s CEO resigned after the stock price was down over 20% for the period, based on earnings being down over 40% during the second quarter of the reporting period. The team is currently evaluating this position.

An overweight exposure to the energy stocks sector versus the benchmark was a large relative detractor from Fund performance during the reporting period. Encana, Marathon Petroleum and Royal Dutch Shell were large detractors on an absolute and relative basis. Energy stocks underperformed during most of the reporting period and were the worst performing sector in the benchmark. Most of the Fund’s exposure to energy is in exploration and production and integrated oil and gas. Our long-term view on energy is that these companies continue to offer attractive valuations and improving prospects, as management continues to move towards a focus on profitability versus production growth.

Stock selection within the information technology sector also detracted from relative performance. Cisco Systems and Cognizant Technology Solutions were two of the largest detractors within the sector. Although Cisco posted double digit performance, it materially underperformed the sector and benchmark for the reporting period. The investment team is still positive on Cisco, as security and applications growth (organic and inorganic) continue to improve margins of overall business. Cognizant Technology’s stock fell after reporting disappointing first quarter 2019 earnings and lowered guidance for the full year.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Fund. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a negative impact on the Fund’s performance relative to the benchmark for the reporting period.

Developing Growth Portfolio (managed by Lord, Abbett & Co. LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Developing Growth Portfolio’s Class I returned 31.90%, compared to a 28.48% return for its benchmark, the Russell 2000 Growth Index.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Effective October 31, 2016, the Fund changed its name from Small-Cap Growth Portfolio and some of its investment policies changed at that time. Lord, Abbett & Co. LLC began managing the Fund on May 1, 2014 and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2019(1)
	1 Year	5 Years	10 Years

Fund’s Class I	31.90%	10.14%	11.62%

Russell 2000 Growth Index	28.48%	9.34%	13.01%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	32.17%	10.35%	9.03%

Russell 2000 Growth Index	28.48%	9.34%	10.22%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund seeks capital appreciation by investing in small-capitalization growth companies that we at Lord Abbett believe have above-average long-term growth potential and that are strongly positioned in the “developing growth” phase, which we define as the period of swift development after a company’s start-up phase when growth occurs at a rate generally not equaled by established companies in their mature years. These types of companies include companies that we believe can transform markets through innovative products and services.

The leading contributor to the Fund’s absolute and relative performance during the reporting period was security selection and positioning within the information technology sector. Within this sector, the Fund’s holdings of Coupa Software, Inc., a provider of business spend management solutions, contributed most. Shares of Coupa appreciated rapidly as the company emerged as a leading platform for business spend management and began to enhance its business-to-business capabilities. Another contributor within this sector during the reporting period was the Fund’s position in Okta, Inc., a provider of identity and access management solutions within the cloud. Shares of Okta rose throughout the reporting period as the addressable market for identity and access management grew rapidly, while the company added large clients and increased billings.

Security selection within the health care sector also contributed to the Fund’s relative performance during the reporting period. Within this sector, the Fund’s holdings of Repligen Corp., a provider of bioprocessing solutions for the development of biologic drugs, contributed as the company posted its best organic growth rate in over three years with all segments contributing to its substantial growth. The Fund’s holdings of Tandem Diabetes Care, Inc., a designer and developer of products related to diabetes, also contributed to performance. Tandem Diabetes reported revenue during the fourth quarter of the reporting period and 2019 guidance that significantly beat consensus estimates, while investors’ anticipation of the launch of the company’s Control-IQ product helped send its share price higher.

Additionally, security selection within the consumer staples sector was a major contributor to the Fund’s performance during the reporting period. Specifically, the Fund’s holding of Beyond Meat, Inc., a developer of plant-based meat products, contributed. Enthusiasm for the market opportunity for alternative meat products helped send shares of Beyond Meat soaring after its initial public offering in May of 2019.

The leading detractor from the Fund’s performance relative to the benchmark during the reporting period was security selection and positioning within the industrials sector. Within this sector, the Fund’s position in NV5 Global, Inc., a provider of consulting services, detracted. Shares of NV5 fell as the company reported results during the third quarter of the reporting period that missed expectations as three projects were delayed. Another detractor within the sector was the Fund’s position in Herman Miller, Inc., a designer of interior furnishings, which reported revenue and earnings per share guidance during the third quarter of the reporting period below expectations.

Security selection in the communication services sector also detracted from the Fund’s performance relative to the benchmark during the reporting period. Within this sector, the Fund’s holdings of Eventbrite, Inc., an operator of a self-service online ticketing platform, detracted. Shares of Eventbrite declined precipitously as execution issues and challenges surrounding its migration of Ticketfly weighed on the company’s performance.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Dividend Growth Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Dividend Growth Portfolio’s Class I returned 30.64%, compared to a 31.49% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

T. Rowe Price Associates, Inc. began managing the Fund on May 1, 2010. The Fund changed its name from Diversified Research Portfolio, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2019(1)
	1 Year	5 Years	10 Years

Fund’s Class I	30.64%	11.81%	12.82%

S&P 500 Index	31.49%	11.70%	13.56%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	30.90%	12.03%	12.67%

S&P 500 Index	31.49%	11.70%	12.81%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at T. Rowe Price manage the Fund’s strategy by investing in equity securities of dividend paying companies that we expect to increase their dividends over time and also provide long-term appreciation. In selecting investments, we favor companies with one or more of the following: either a track record of, or the potential for, above-average earnings and dividend growth; a competitive current dividend yield; a sound balance sheet and solid cash flow to support future dividend increases; a sustainable competitive advantage and leading market position; and attractive valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

A significant underweight to the information technology sector was the Fund’s largest relative performance detractor for the reporting period. Although the information technology sector is the Fund’s largest underweight position relative to the benchmark, it remains one of the Fund’s top absolute weights, and it was the best absolute contributor for the Fund and in the benchmark. While we view many names in the sector as cyclical, we believe certain information technology companies are poised for strong secular growth. Our holdings are largely focused in information technology (IT) services and software companies that we believe will benefit from the increasing demand for business technology solutions. Although Apple is among the Fund’s largest holdings, we are significantly underweight versus the benchmark, which detracted from our relative results as it benefited from accelerating growth of services and wearables, along with improving conditions for iPhone sales in China.

Holding cash in the sharply rising equity market environment detracted. The cash position is a residual of our bottom-up investment process. The Fund does not have a target cash position.

Stock selection in the energy sector detracted from the Fund’s relative returns, although the underweight allocation to the poor-performing sector was a far greater contributor to relative performance. The largest detractor in the sector was Occidental Petroleum. The global exploration and production energy company has upstream, midstream, and chemical operations with core assets in the Permian Basin and the Middle East. It has reported a series of declines in revenues, income, and per-share earnings, and we have trimmed our position. Although we believe Occidental is a high-quality company with a top-notch balance sheet, the shares have been extremely volatile. The key risks include its midstream operations and execution issues following several management changes.

Stock selection drove solid relative performance in the materials sector. Industrial gas company Air Products & Chemicals benefited from improved industry pricing and contributed to performance, due in part to recent industry consolidation, as well as from a significant project backlog. Although we locked in some profits as the shares rallied during the reporting period, the Fund maintained a substantial position in Air Products. We continue to like the company given its rock-solid balance sheet, seasoned management team, and steady, attractive earnings growth profile.

Strong stock selection and an underweight allocation contributed to solid relative results in the consumer discretionary sector. While we think that certain companies in the sector have the potential for durable earnings growth and offer favorable risk/reward profiles, we have remained selective and underweight relative to the benchmark. In our view, some consumer discretionary companies will face secular pressures. Our focus

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

is on companies that command pricing power versus their competition and provide products or services at a reasonable value. The Fund’s largest industry allocation is in hotels, restaurants, and leisure. The Fund also owns a sizable position in specialty retail.

Overall, the health care sector contributed to relative results. Stock selection contributed to the Fund’s relative performance, while an overweight allocation to the sector modestly, detracted. Shares of Danaher, a diversified medical and industrial conglomerate, advanced on solid operational results throughout the reporting period and also contributed to performance. We favor the company for its diversified business model, healthy exposure to end markets with secular growth or low cyclicality, and its capable, seasoned management team. Shares of Pfizer declined after it announced plans to buy generic pharmaceutical company Mylan in late July and combine it with Pfizer’s own off-patent branded and generics business, Upjohn. The health care sector offers compelling, relatively stable growth potential and can perform well in multiple economic scenarios. The Fund’s largest industry weights are in health care equipment and supplies and in pharmaceuticals.

A significant underweight to the information technology sector was the Fund’s largest relative performance detractor for the reporting period. Although the information technology sector is the Fund’s largest underweight position relative to the benchmark, it remains one of the Fund’s top absolute weights, and it was the best absolute contributor for the Fund and in the benchmark. While we view many names in the sector as cyclical, we believe certain information technology companies are poised for strong secular growth. Our holdings are largely focused in IT services and software companies that we believe will benefit from the increasing demand for business technology solutions. Although Apple is among the Fund’s largest holdings, we are significantly underweight versus the benchmark, which detracted from our relative results as it benefited from accelerating growth of services and wearables, along with improving conditions for iPhone sales in China.

Equity Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Equity Index Portfolio’s Class I returned 31.10%, compared to a 31.49% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	10 Years

Fund’s Class I	31.10%	11.36%	13.24%

S&P 500 Index	31.49%	11.70%	13.56%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	31.36%	11.58%	12.70%

S&P 500 Index	31.49%	11.70%	12.81%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the S&P 500 Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

All sectors returned positive in the benchmark for the reporting period. Top contributors in the benchmark and to the Fund’s performance were the information technology sector at 50.31%, the communication services sector at 32.62%, and the financials sector at 32.13%. Bottom contributors for the reporting period were the energy sector at 11.81%, the health care sector at 20.82%, and the materials 24.77%.

Focused Growth Portfolio (managed by Janus Capital Management LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Focused Growth Portfolio’s Class I returned 35.46%, compared to a 36.39% return for its benchmark, the Russell 1000 Growth Index.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	10 Years

Fund’s Class I	35.46%	15.72%	14.11%

Russell 1000 Growth Index	36.39%	14.63%	15.22%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	35.75%	15.97%	14.63%

Russell 1000 Growth Index	36.39%	14.63%	14.46%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. As part of the Fund’s investment goal in seeking long-term growth of capital, we at Janus seek companies that have clear, sustainable competitive advantages around their businesses that should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing such sustainable competitive advantages can be a meaningful driver of outperformance over time, because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders. While a few companies in the Fund produced disappointing results during the reporting period, we remain confident about the competitive advantages and long-term growth potential of the companies in the Fund.

Stock selection in the information technology and materials sectors contributed to relative performance during the reporting period. Stock selection in the financials and communication services sectors detracted from relative results, as did the Fund’s small cash position.

Microsoft contributed to the Fund’s performance. It continued to see strong growth in its Azure cloud product. Microsoft has emerged as a credible competitor to Amazon’s market-leading Amazon Web Services (AWS) cloud offering, which has had first-mover advantage in the space. Although on a smaller base, Azure growth rates have become significantly higher than those of AWS. We believe this is a result of Microsoft differentiating itself with a hybrid cloud offering and with products around the intelligent edge of the cloud. We think that we are still in the early stages of corporate IT transition to the cloud, a trend that should be supportive for continued growth.

The global card payment network Mastercard also contributed to the Fund’s performance. Mastercard connects consumers, financial institutions, merchants, governments and businesses, enabling them to use electronic forms of payment instead of cash and checks. Our basic view is that Mastercard’s payments network among merchants is a competitive advantage that positions the business as a key beneficiary as more transactions migrate from cash and check to plastic and electronic payments. We believe Mastercard is particularly well positioned to benefit from this shift because a majority of its revenues are generated outside the U.S., where many markets have a lower penetration of card and electronic payments and are experiencing significantly faster electronic purchase volume growth.

Another contributor to the Fund’s absolute performance was Apple. The firm reported strong earnings during the reporting period and benefited from the news of a trade truce between the U.S. and China, given that both its end-market demand and its supply chain are deeply connected to both countries. There has been continued strength in the stock as investors have become more confident in its interconnected ecosystem of products and services as well as the durability of its revenue model. The company has shifted from a purely hardware-based model to one more reliant on providing both hardware and complementary services, like Apple Music, Apple Cloud and the recently launched Apple TV+.

Also contributing to the Fund’s performance was Alphabet, the parent company of Google. It remains the search engine leader and is a key beneficiary from the secular shift toward mobile, video, programmatic and cross-device advertising. Alphabet has also established itself as a top-three player in cloud services, which has become a profitable, growing business segment. We also believe the company has a leading edge in technologies such as artificial intelligence and autonomous driving solutions, which we believe should play a role in future growth.

ASML Holding also contributed to the performance of the Fund. Growth in cloud computing, which has translated into rising demand for NAND and DRAM memory, as well as strong initial demand for 5G devices and infrastructure, benefited our position in the developer of semiconductor manufacturing equipment.

Humana was a detractor from the Fund’s performance. A proposal to expand Medicare and eliminate private medical insurance in the U.S. led to a broad, significant pullback in managed care stocks, including Humana. We are cautious on the health care landscape given the scrutiny of the

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

industry by politicians in Washington and sold the position during the period, choosing to invest in companies we believe will be less subjected to reform.

BioCryst Pharmaceuticals also detracted from the Fund’s performance. The company’s shares fell sharply during the reporting period after BioCryst reported disappointing phase 3 trial results for the first oral drug to treat hereditary angioedema, a genetic disorder that leads to painful and sometimes fatal swelling. We sold our small position in the stock during the reporting period.

Allergan, a pharmaceutical company, also detracted from the Fund’s performance. We were disappointed by what we view as several executional missteps by management that have weighed on the stock and as a result the Fund sold out of the position during the reporting period.

ICU Med also detracted from the Fund’s performance. The company supplies comprehensive intravenous therapy (IV) delivery solutions that include IV pumps, consumable bags and saline solution. During the reporting period, overcapacity in the IV solution market led ICU to close some of its production, leading to a decline in the stock price. We believe this action will help the IV solution market stabilize, and we continue to like the high margins and strong competitive positioning of the company’s IV pump and consumables business.

Also detracting from performance of the Fund was Netflix. The company reported lower-than-expected subscriber growth during the reporting period, which sent the stock lower. New competitors like Disney and Apple also made headlines by announcing competing over-the-top media streaming services. We remain positive on Netflix, as it continues to be the leader in global streaming distribution and should be able to leverage its content across its platform better than competitors.

Growth Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Growth Portfolio’s Class I returned 38.13%, compared to a 36.39% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the Fund on May 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2019(1)
	1 Year	5 Years	10 Years

Fund’s Class I	38.13%	15.39%	13.96%

Russell 1000 Growth Index	36.39%	14.63%	15.22%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	38.41%	15.62%	14.16%

Russell 1000 Growth Index	36.39%	14.63%	14.46%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The strategy is an actively managed, research-driven growth fund. We, the MFS investment management team, build the Fund from the bottom up, selecting companies with the best opportunities for growth two to three years into the future. When applying the Fund’s valuation analysis, we consider the magnitude and potential growth rate of a company against what the market has discounted. At the sector level, we typically limit significant over- and under-weights relative to the benchmark, allowing bottom-up stock selection to drive performance results over time.

Stock selection in the health care sector contributed to the Fund’s performance relative to the benchmark. Within this sector, not holding both pharmaceutical company Abbvie and health insurance and Medicare/Medicaid provider UnitedHealth Group contributed to the Fund’s relative returns as both issuers declined during the reporting period.

Security selection and, to a lesser extent, underweight positions in both the industrials and consumer discretionary sectors further contributed to relative results. Within the industrials sector, not holding shares of aerospace company Boeing and diversified technology company 3M also contributed to relative performance as both stocks underperformed the benchmark. Although the consumer discretionary sector was a top contributing sector, there were no individual stocks within this sector among the Fund’s top relative contributors during the reporting period.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Stocks in other sectors that also strengthened relative returns included overweight positions in debit and credit transaction processing company MasterCard, electronic payment services company Global Payments, financial technology services provider Fiserv, payments processing technology and solutions provider Worldpay (security was not held in the Fund at reporting period end) and software company Adobe. Not holding shares of poor-performing network equipment company Cisco Systems also helped relative results.

Stock selection in both the information technology and communication services sectors detracted from relative performance. Within the information technology sector, an underweight position in strong-performing computer and personal electronics maker Apple, an overweight position in Salesforce.com, the timing of the Fund’s position in computer graphics processors maker NVIDIA (security was not held in the Fund at reporting period end) and not holding shares of global semiconductor company Advanced Micro Devices also detracted from relative returns. Within the communication services sector, the timing of the Fund’s overweight position in gaming company Activision Blizzard (security was not held in the Fund at reporting period end) and an overweight position in technology company Alphabet also hindered relative results.

Elsewhere, the Fund’s overweight positions in futures and Over-The-Counter (OTC) commodities online marketplace operator Intercontinental Exchange, global consumer products company Colgate-Palmolive and discount variety store operator Dollar Tree detracted from relative returns as all four stocks lagged the benchmark.

The Fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Fund’s benchmark, holding cash detracted from performance versus the benchmark, which has no cash position.

Large-Cap Growth Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Large-Cap Growth Portfolio’s Class I returned 32.34%, compared to a 36.39% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	BlackRock Investment Management, LLC began managing the Fund on May 1, 2013, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2019(1)
	1 Year	5 Years	10 Years

Fund’s Class I	32.34%	13.96%	14.64%

Russell 1000 Growth Index	36.39%	14.63%	15.22%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	32.61%	14.19%	14.22%

Russell 1000 Growth Index	36.39%	14.63%	14.46%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We, the BlackRock portfolio management team, seek to provide long-term growth of capital. We implement the Fund’s investment strategy by identifying and investing in companies for which the magnitude and/or duration of their future growth prospects are underappreciated by the market. In particular, we seek large-capitalization companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage.

The largest detractor from the Fund’s relative performance was the information technology sector, driven by a substantial underweight to the technology hardware, storage & peripherals industry, and security selection amongst software names. Notably, a large underweight to Apple, a key technology hardware name, and being overweight to software companies such as PTC Inc and Salesforce detracted from the Fund’s relative results. A second key detractor during the reporting period was the communication services sector, where stock selection in the interactive media & services industry hurt relative results through an out of of-benchmark position in Tencent and an underweight to Facebook. Additionally, an overweight to Netflix, within the entertainment sub-sector, underperformed amidst concerns about rising competition from new streaming services such as Apple TV+ and Disney+. Lastly, positioning in the healthcare sector detracted from relative results, led by an overweight to

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

healthcare providers & services which underperformed as managed care companies such as Centene and UnitedHealth Group performed poorly amidst rising regulatory concerns around the likelihood of “Medicare-for-All.” In addition, stock selection within the healthcare equipment & supplies sub-sector detracted from results, led by an overweight to Becton Dickinson, Align Technology and Intuitive Surgical.

The largest contributor to the Fund’s relative performance was the industrials sector, where stock selection within the professional services and industrial conglomerates sub-sectors drove strength during the reporting period. In particular, an overweight to CoStar Group and Transunion, within the professional services sector, and not owning 3M, within industrial conglomerates, were key contributors to the Fund’s relative performance during the reporting period. Within the real estate sector, an overweight to SBA Communications, an equity real estate investment trust, was the primary contributor to the Fund’s performance. Lastly, stock selection in the consumer discretionary sector contributed to relative results, led by an out of-of-benchmark position in MercadoLibre which outperformed as the company continued to execute on its e-commerce and payments opportunity in Latin America during the period. Additionally, stock selection in specialty retail, particularly an overweight to Burlington Stores, also benefited relative results.

The largest overweight in the Fund at the end of the reporting period was the consumer discretionary sector, followed by the materials and communication services sectors. The consumer staples, information technology and industrials sectors were the largest underweights in the Fund.

Large-Cap Value Portfolio (managed by ClearBridge Investments, LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Large-Cap Value Portfolio’s Class I returned 28.46%, compared to a 26.54% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Effective December 5, 2012, ClearBridge Investments, LLC changed its name from ClearBridge Advisors, LLC.

Average Annual Total Returns for the periods ended December 31, 2019(1)
	1 Year	5 Years	10 Years

Fund’s Class I	28.46%	7.76%	11.04%

Russell 1000 Value Index	26.54%	8.29%	11.80%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	28.72%	7.97%	10.64%

Russell 1000 Value Index	26.54%	8.29%	10.72%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We, the ClearBridge large-capitalization value team, use an interactive, research-driven approach to identify large-capitalization companies with strong business franchises and attractive valuations. We look for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across a range of potential scenarios. We place an emphasis on higher certainty of near- and medium-term cash flows, while discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power. There is no change to our disciplined investment approach that focuses on competitively well-positioned companies with strong business franchises capable of generating superior returns across cycles.

Relative to the benchmark, overall security selection contributed to the Fund’s performance during the reporting period. Specifically, stock selection within the materials, communication services, IT and real estate sectors positively impacted the Fund’s relative performance. Overweights in the IT and industrials sectors also contributed to the Fund’s relative performance. On an individual holding basis, the leading contributors to relative Fund performance for the reporting period included positions in Microsoft and Motorola Solutions in the IT sector, Charter Communications in the communication services sector, American Tower in the real estate sector and Honeywell International in the industrials sector.

Relative to the benchmark, the Fund’s security selection in the health care and energy sectors detracted from performance during the reporting period. The Fund’s cash position also detracted from relative returns during the reporting period. In terms of individual holdings, the leading

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

detractors from relative Fund performance included positions in Walt Disney and Fox Corporation in the communication services sector, Berkshire Hathaway and State Street in the financials sector and Halliburton Company in the energy sector.

During the reporting period, we established new positions in Apple, Berkshire Hathaway, Edison International, Enterprise Products Partners LP and Keurig Dr Pepper. We closed positions in Capital One, Halliburton, MetLife, Schlumberger, State Street, Twenty-First Century Fox (TFCF) and Xerox. Disney’s acquisition of certain assets of TFCF, a Fund holding, closed during the reporting period; we received cash for those assets and retained the spinoff Fox (FOX) entity (mostly comprising Fox’s sports and news assets) in the Fund.

Notwithstanding near-term uncertainty and market volatility, we think the companies held by the Fund should outperform over time. As of the end of the reporting period, we are managing Fund exposures given political uncertainties ahead of the 2020 presidential election. Ten years into a bull market, we believe it is prudent to maintain a disciplined investment approach that focuses on competitively advantaged companies with strong business franchises capable of generating superior returns across cycles.

Main Street Core Portfolio (managed by Invesco Advisers, Inc.)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Main Street Core Portfolio’s Class I returned 32.13%, compared to a 31.49% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	During the reporting period Invesco Advisers, Inc. acquired the prior firm managing the Fund and began managing the Fund effective May 24, 2019.

Average Annual Total Returns for the periods ended December 31, 2019(1)
	1 Year	5 Years	10 Years

Fund’s Class I	32.13%	10.53%	12.64%

S&P 500 Index	31.49%	11.70%	13.56%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	32.40%	10.75%	12.26%

S&P 500 Index	31.49%	11.70%	12.81%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We, the Invesco Main Street team, strive to keep the Fund in an all-weather orientation. Volatility in the markets was unusually low during the reporting period. We expect heightened uncertainty to eventually return to the equity markets. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies – with greater consistency and stability of revenue and earnings – leading to relatively better stock performance of those companies. We think focusing on companies with economic advantages and skilled management teams positions us well, should this environment come to pass. We think focusing on companies with competitive advantages and skilled management teams positions us well, should this environment come to pass. During times of economic volatility, such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance.

The biggest contributors to relative performance included stock selection within the industrials, real estate, and health care sectors. Key individual contributors included Applied Materials, Prologis, and Microsoft.

While the market entered the reporting period concerned about the duration of a semiconductor downturn, Applied Materials saw a stabilization in demand as Foundry/Logic customers, including Taiwan Semiconductor, Intel and Samsung, ramped up their capital spending plans. The Memory market remains soft but stabilizing commodity prices suggested to the market that memory customers will resume capital spending to boost supply growth. Given strong secular end demand drivers, the market has discounted improved operating performance.

Prologis, an industrial Real Estate Investment Trust (REIT), performed strongly during the reporting period, outpacing both the real estate sector and the overall market. Prologis benefited from solid demand for its warehouse properties, which translated to strong rent growth from both new and renewing tenants. In addition, Prologis successfully completed two important acquisitions during the reporting period that increased its

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

density and competitive positioning in key U.S. distribution markets. A key demand driver is the growth of e-commerce, led by Amazon, whose push to ever-faster delivery times is forcing traditional retailers and their suppliers to reconfigure their warehouse “footprints” to be closer to their end customers.

Microsoft’s commercial cloud services-which include Azure, Office 365 Commercial, LinkedIn and Dynamics 365-continued to gain market share throughout the reporting period. This was driven by a differentiated value proposition for large enterprises embarking on a digital transformation strategy through offering a hybrid on-premise/cloud offering, vertical specific domain expertise and multi-decade trusted sales relationships with its large installed base. At the same time, the company has demonstrated the ability to grow operating income faster than revenue growth which has led to margin expansion.

The biggest detractors to relative performance included stock selection within the consumer staples and utilities sectors and a moderate underweight exposure to the information technology sector. Key individual detractors included Elanco, Kraft Heinz, and NetApp. Our underweight exposure to Apple (technology), one of the best performers during the reporting period, was the single biggest detractor on a relative basis. We had been reducing Apple throughout the reporting period before completely exiting the position.

Elanco sold-off in late August 2019 after announcing the acquisition of Bayer’s Animal Health business. The price paid was a significant premium to where the public animal health peers were trading and caught the market by surprise. Elanco just recently spun-out from Eli Lilly in 2018 which made the large acquisition even more surprising.

Kraft Heinz (consumer staples) shares were sharply lower after announcing during the first quarter of the reporting period that 2019 would be another year of substantial investments which would negatively impact their industry-leading margins. The company also announced a dividend cut to reduce debt faster and an impairment charge on some of their brands, bringing into question their whole acquisition/cost-cutting driven strategy. We exited our position during the reporting period.

NetApp reported weakening fundamentals throughout the reporting period, blaming sales execution issues in North America and a macroeconomic slowdown that’s impacting the IT spending environment. Given clear deterioration in the Company’s business over several quarters, our concerns that the competitive dynamics in the industry have taken a turn for the worse, especially with Dell’s increased focus on the market. We exited the position after the company had a negative earnings preannouncement in the third quarter of 2019.

Mid-Cap Equity Portfolio (managed by Scout Investments, Inc.)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Mid-Cap Equity Portfolio’s Class I returned 20.84%, compared to a 30.54% return for its benchmark, the Russell Midcap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Scout Investments, Inc. began managing the Fund on January 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2019(1)
	1 Year	5 Years	10 Years

Fund’s Class I	20.84%	10.28%	11.25%

Russell Midcap Index	30.54%	9.33%	13.19%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	21.09%	10.50%	9.59%

Russell Midcap Index	30.54%	9.33%	11.06%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at Scout manage the Fund’s strategy, which is focused on individual stock selection, by investing Fund assets primarily in equity securities of companies with medium market capitalizations. We seek to invest in the securities of companies that we believe are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. The strategy invests in mid-cap stocks with emphasis on stocks with positive cash flows, strong balance sheets, attractive valuations, and fundamental top down (macroeconomic or political changes) or bottom up (company-specific) catalysts to unlock that value, while selecting away from those stocks that the strategy perceives to be exposed to unnecessary risk factors.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Stock selection overall underperformed for the Fund in ten out of eleven sectors during the reporting period. Stock selection in utilities contributed to performance.

Sector allocation overall negatively contributed to the Fund’s relative performance during the reporting period with the overweight in utilities being the largest detractor. Sector allocation effect was negative for six out of eleven sectors, with utilities, energy, information technology, financials, industrials, and consumer discretionary sector positioning detracting from performance. Positive sector allocation effect was generated from the consumer staples, healthcare, communications services, materials, and real estate sectors. The Fund also experienced a small drag from cash and equivalents due to strong equity returns.

At the security level, the utilities sector’s performance benefited from a rally in WEC Energy Group, Inc., an electric and gas utility that was a large position in the Fund, and the top overall contributor in the reporting period. Interest rates fell during much of the reporting period, which caused the utility sector to rally, although performance did not match the overall index performance in a very strong equity market. Voya Financial Inc. was the second largest overall contributor to the Fund’s performance, as this asset manager and insurance company cut costs, sold assets, and valuation re-rated upward from very depressed levels below tangible book value. Finally, Arista Networks Inc., the network equipment company, posted a strong performance early in the reporting period from better than feared data center spending that benefited the Fund.

The top detractor for the reporting period was DXC Technology Co., in the information technology sector. The technology services provider was hurt by a faster shift toward digital and cloud-based workloads relative to on-premises technology. Although DXC serves cloud customers, a majority of their revenue still comes from on-premises work. Abiomed Inc. was hurt by two instances of bad publicity, the first a February 2019 letter by the Food and Drug Administration (FDA) of a possible higher mortality rate for the Abiomed Impella RP System than the rate previously observed in the premarket clinical studies. The FDA warning was later retracted but the near-term reputational hit hurt sales. In November of the reporting period, two more studies critical of Impella were released. We believe these studies are flawed, but the company is struggling to correct a misperception in the marketplace. Finally, Spirit Airlines Inc. was hurt due to volatile summer weather that impacted its operations, particularly in Florida.

In summary, although the Fund posted a strong absolute return for shareholders in the reporting period, the Fund was not positioned aggressively enough to outperform the benchmark during the reporting period. Furthermore, poor stock selection during the reporting period impacted performance. We expect periods where subprime and speculative companies perform well to be a challenging environment for the Fund, along with periods where fundamentals are shifting rapidly due to difficult to predict government or central bank actions, and it was a challenging environment for the Fund during the reporting period. We are continuing to run the same investment process that focuses on better balance sheets and cash generating businesses.

Mid-Cap Growth Portfolio (managed by Ivy Investment Management Company)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Mid-Cap Growth Portfolio’s Class I returned 38.45%, compared to a 35.47% return for its benchmark, the Russell Midcap Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Ivy Investment Management Company began managing the Fund on November 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2019(1)
	1 Year	5 Years	10 Years

Fund’s Class I	38.45%	12.11%	12.95%

Russell Midcap Growth Index	35.47%	11.60%	14.24%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	38.73%	12.34%	9.85%

Russell Midcap Growth Index	35.47%	11.60%	12.05%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. In selecting investments, we at Ivy maintain the Fund’s strategy by primarily emphasizing a bottom-up approach with a focus on companies with medium market capitalizations that we believe have the potential for strong growth and increasing profitability, attractive valuations and sound capital structures. Our investment process also includes a review of the macroeconomic environment.

For the reporting period, the Fund experienced positive results in all sectors except for real estate and consumer staples. The strongest performance was relative to the benchmark in consumer discretionary, followed by information technology, materials, health care, communication services, industrials and financials. All sectors benefited from strong stock selection. Energy also provided a positive contribution due to zero exposure to companies within the sector. Negative contributions to relative performance came from real estate, where the Fund had no exposure, and consumer staples, where the benefit of an underweight position was overcome by poor stock selection within that sector.

Equity options contributed to returns in the form of a portfolio hedge implemented in July of 2019, when the U.S.-China trade agreement was in doubt and there was no substantial talk from the Federal Reserve on policy changes. While the Fund maintained cash at the low end of the strategy’s comfortable range, it was a significant drag on the Fund throughout the reporting period.

Holdings within the consumer discretionary sector made the greatest positive contribution to the return for the Fund during the reporting period. The Fund was overweight this sector and its names considerably outperformed those names held in the index. While the consumer discretionary sector within the benchmark is composed of 85 names, the Fund chose to focus on 12 names within the sector, a couple of which are not included in the benchmark. The vast performance for the sector came from Chipotle Mexican Grill, Inc., MercadoLibre, Inc., Lululemon Athletica, Inc. and Tiffany & Co.

The Fund’s information technology names also provided strong positive performance during the reporting period. With 124 names comprising the index’s information technology sector, the Fund’s portfolio of 23 names outperformed their benchmark counterparts. The Fund’s stock selection in this sector more than offset the underperformance caused by its underweight position in this strong performing group. Top performing names in the Fund included Teradyne, Inc. and Keysight Technologies, Inc., both of which provide systems and network testing for the oncoming 5G market. Universal Display Corp., the dominant provider of phosphorous OLED products used for television and foldable cell phone displays, was another strong contributor to the Fund’s return during the reporting period.

Health care was an overweight sector in the Fund relative to the benchmark where both the allocation effect and stock selection were positive. Top names for the reporting period were Dexcom, Inc., Seattle Genetics, Inc., Edwards Lifesciences Corp. and Zoetis, Inc.

Industrials, like health care, contributed positively to the Fund on both an allocation and security selection basis. CoStar Group, Inc., the top holding in the Fund at the end of the reporting period, led this sector in performance during the reporting period. The Fund’s materials exposure was a source of outperformance, primarily related to a strong year from Scotts Miracle-Gro Companies. Financials was another positive contributor due to performance by MarketAxess Holdings, Inc., which beat street expectations for earnings per share during the third quarter of the reporting period.

Consumer staples was the only sector where the Fund experienced negative stock selection for the reporting period. Sprouts Farmers Markets, Inc. experienced weaker-than-expected same store sales growth and had significant executive level management turnover. The Fund sold the position in the third quarter of the reporting period, but the management team continues to monitor the name, given its market position in the healthy grocery store segment with few independent competitors. The Fund’s lack of exposure to the real estate sector, which had positive performance during the reporting period, detracted from performance.

Mid-Cap Value Portfolio (managed by Boston Partners Global Investors, Inc.)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Mid-Cap Value Portfolio’s Class I returned 29.94%, compared to a 27.06% return for its benchmark, the Russell Midcap Value Index.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Boston Partners began managing the Fund on April 28, 2015, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2019(1)
	1 Year	5 Years	10 Years

Fund’s Class I	29.94%	7.98%	10.60%

Russell Midcap Value Index	27.06%	7.62%	12.41%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	30.20%	8.20%	8.91%

Russell Midcap Value Index	27.06%	7.62%	10.35%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We, the management team at Boston Partners, invest primarily in common stocks of U.S. companies that we identify as having value characteristics. In selecting investments for the Fund, we examine various factors in determining the value characteristics of an issuer, including price-to-book-value ratios and price-to-earnings ratios. We also select securities for the Fund based on a continuous study of trends in industries and companies, including the anticipated stability of earnings.

During the reporting period, stock selection and sector allocation both contributed positively to relative performance. Our overweight in the information technology and industrials sectors and our underweight in the energy, consumer staples, and consumer discretionary sectors contributed to the Fund’s relative performance. Stock selection was strong within the information technology, health care, and materials sectors. In the information technology sector, semiconductor companies KLA Corp., Versum Materials, and Qorvo outperformed as investors anticipated a rebound in the semiconductor cycle going forward as fundamentals improve from 2019. Federal IT service provider, Leidos, was a top contributor for the reporting period. The company effectively consolidated the IT services division of Lockheed Martin and has been increasing in scale for wider contract offerings with government entities. In the health care sector, increasing our Humana position in the second quarter of the reporting period, after it had underperformed due to nationalized health care concerns, contributed meaningfully to the Fund’s relative performance. Reducing our position in McKesson, after positive performance during the first half of the reporting period, also contributed to the Fund’s performance as a global settlement for opioids manufacture and distribution has yet to be reached. In the materials sector, our positions in packaging companies Avery Dennison, Graphic Packaging, and Crown Holdings contributed to the Fund’s performance as volumes accelerated and raw material price pressure eased.

Stock selection in the financials and industrials sectors detracted from the Fund’s performance during the reporting period. In the financials sector, our holdings in TD Ameritrade and E*TRADE detracted from the Fund’s performance as the industry moved to zero commission trading, impacting margins going forward. Within the industrials sector, industrial battery company Enersys reported disappointing earnings at the beginning of the reporting period due to issues integrating a recent acquisition, which detracted from the Fund’s performance. We continue to hold the position.

During the reporting period, we added to our industrials, health care, and technology exposure and reduced our financials and real estate exposure. In the industrials sector, we initiated a position in Expeditors. We believe this transportation logistics company will benefit from complexity of customers’ supply chains and increased trade regulations as their expertise will be further needed. In the health care sector, we added to our positions in managed care companies Humana and Centene as business momentum has continued to be strong with better margins and enrollment while investor sentiment turned more positive on the group due to less concern about a single payor health care system. In the technology sector, we initiated a position in Evertec, a payments processor with a dominant share in Puerto Rico. The company has been increasing its product offerings with tuck-in acquisitions and expanding to other countries that LATAM Airlines services such as Chile and Columbia. We also added to existing positions Leidos and Science Applications.

Within the financials sector, we reduced our positions in on-line brokers TD Ameritrade and eliminated the Fund’s holdings in E*TRADE during the reporting period. The industry announced zero commission trades in October of 2019, putting into question future margins and profitability. We also reduced our positions in property & casualty insurance holdings WR Berkeley, Travelers, and Allstate after strong performance during the third quarter of the reporting period. In the real estate sector, we sold our positions in Cubesmart and SL Green after a price rebound while the

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

companies have been experiencing mediocre business momentum. We continue to be underweight real estate investment trusts and utilities due to what we believe are expensive valuations. Furthermore, the fundamentals of most utilities are not appealing to us due to the capital-intensive nature of their businesses.

Small-Cap Equity Portfolio (co-sub-advised by BlackRock Investment Management, LLC and Franklin Mutual Advisers, LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Small-Cap Equity Portfolio’s Class I returned 23.96%, compared to a 22.39% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

BlackRock Investment Management, LLC and Franklin Advisory Services, LLC began co-managing the Fund on May 1, 2010, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2019(1)
	1 Year	5 Years	10 Years

Fund’s Class I	23.96%	7.11%	10.08%

Russell 2000 Value Index	22.39%	6.99%	10.56%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	24.21%	7.33%	8.55%

Russell 2000 Value Index	22.39%	6.99%	8.48%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund is co-sub-advised by BlackRock and Franklin. The following are separate discussions from each co-sub-adviser.

BlackRock

We at BlackRock maintain our portion of the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 2000 Value Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

Top contributors for the benchmark, which were also contributors to our portion of the Fund’s performance for the reporting period, were the information technology sector at 55.04%, the real estate sector at 29.65%, and the industrials sector at 25.47%. The only negative contributor for the reporting period was the energy sector at -7.70%.

Franklin

We at Franklin seek to invest our portion of the Fund in small-capitalization companies that we believe are selling below their underlying worth and have the potential for capital appreciation. We target investments in historically successful companies, with understandable business models, good corporate governance and low debt, that we view as temporarily trading at depressed levels relative to future earnings power over the long-term. We believe this active management investment approach constitutes our competitive advantage and can offer both meaningful upside potential and a degree of downside protection in periods of financial market turbulence. We select securities without regard to benchmark comparisons, and we aim for long-term results.

Relative to the Fund’s benchmark, overweighting and stock selection in both the industrials and information technology sectors contributed to our portion of the Fund’s performance during the reporting period, as did stock selection and a slight underweighting within consumer discretionary stocks. Relative results were also helped by an underweighting in the energy sector, and stock selection and an underweighting among health care securities. Our portion of the Fund’s best-performing stocks on a contribution-to-return basis were Versum Materials, Crocs and Coherent.

Versum Materials, a specialty materials and equipment company that primarily supplies the semiconductor end market, agreed to be acquired by Merck KGaA (not a holding in our portion of the Fund) for $53 per share. The revised offer was higher than Merck KGaA’s initial $48 bid and substantially higher than Entegris’s (not a holding in our portion of the Fund) competing proposal of approximately $41 per share. Merck’s offer represented a 68% premium to Versum’s share price on the day prior to the announcement of the Entegris merger. We exited the position before the end of June at a significant premium to our purchase price.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Crocs, a designer and manufacturer of footwear, posted strong returns as accelerating brand momentum resulted in stronger-than-expected sales and margin expansion. The company’s investment in advertising and partnerships, along with a focus on tight inventory management and cost rationalization, could potentially drive future increases in revenues and earnings. However, we exited the position when it exceeded our price target.

Shares of Coherent, a developer and seller of lasers, laser-based technologies and laser-based system solutions, rose due to an improved 2020 capital expenditure outlook for organic light-emitting diode (OLED) displays. A temporary easing of the trade rhetoric between the U.S. and China was an added contributor. We maintain a position in the company as we believe that the introduction of new form factors in display technology (such as foldable OLED displays) and increased use of lasers in manufacturing and aerospace and defense could lead to an increase in revenues and earnings.

In contrast, underweighting and stock selection in the real estate sector, and overweighting and stock selection among materials stocks detracted from our portion of the Fund’s performance. Our portion of the Fund’s cash position was also a hindrance. Detractors from absolute performance included OceanaGold, Caleres and Greenbrier Companies.

Shares of mid-tier gold producer OceanaGold declined meaningfully on concerns about the renewal of its production permit for the Didipio mine in the Philippines, amid pressure from local environmental groups. OceanaGold management asserts that the company exceeds all environmental requirements. However, operations have been halted while the permit is under review. We reduced our position to reflect the increased level of risk to the long-term outlook.

The shares of footwear retailer and wholesaler Caleres came under pressure due to underperformance in its branded portfolio division, the impact of tariffs on footwear and a challenging promotional environment within its Famous Footwear segment. While we view Caleres’ stock as relatively attractive, based on its valuation and modest growth potential, we would like to see a greater emphasis on operational improvements that have the potential to increase earnings.

Shares of Greenbrier Companies, a manufacturer of railroad freight car equipment, declined due to weak economic activity and manufacturing challenges that drove down earnings early in the reporting period. We believe the company’s balance sheet is strong enough to weather a potential slowdown in railcar demand. In our view the stock was attractively valued on a price-to-book basis at the end of the reporting period.

We initiated several new positions for our portion of the Fund during the reporting period including Eagle Materials, a diversified producer and supplier of heavy construction materials; Wyndham Hotels & Resorts, a hotel operator and franchisor; and Carter’s, a maker of branded children’s wear. We added to existing positions in Kennametal, a tooling and industrial materials supplier; Oshkosh, a designer and manufacturer of specialty vehicles; and Astec Industries, a leading manufacturer of road paving and mining equipment.

As of the end of the reporting period, our exited positions include Cambrex and Landec. We reduced positions in LCI, Industries and Synaptics.

Small-Cap Growth Portfolio (managed by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Small-Cap Growth Portfolio’s Class P returned 16.64%, compared to a 28.48% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on October 28, 2016 through December 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	Since Inception (10/28/16)

Fund’s Class P	16.64%	11.79%

Russell 2000 Growth Index	28.48%	15.42%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at Rothschild & Co implement the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We analyze a variety of quantitative and

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

fundamental inputs in making stock decisions and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Financials, communication services, and energy (though only a 0.52% average weighting in the Fund during the reporting period) were the worst performing sectors held in the Fund. Conversely, leading sectors contributing to performance of the Fund included industrials, consumer staples, and real estate. Sector allocation was negative, with the lack of exposure to utilities, along with a modest overweight to communication services, providing headwinds. Stock selection was weak in aggregate, particularly in health care and information technology, but also in financials. Conversely, stock selection, strong in industrials and modest within consumer discretionary, provided mitigating benefits to Fund performance.

Turning to individual stocks, detractors from the Fund’s performance included Green Dot Corporation (down 70.8%), a financial technology provider, which lowered its annual guidance following first quarter earnings release. This reflected the company’s decision to proactively spend on marketing for its new product launch in the summer as well as combat increased competitive pressures from start-up neo-banks (digital only banking offerings). In addition, the company lowered its annual guidance again, following second quarter results, due to a more conservative-than-expected uptake in its new product, which was partially due to a modestly delayed launch as well as a delay in the start of its new “banking as a service” customers. Green Dot had a very attractive valuation and extremely low expectations along with various potential drivers of the stock’s performance, including receiving a return on its marketing investments, success from its new product launches, and a potential sale/break-up of the company into legacy and banking as a service offerings. Despite these, we exited the position as the company’s CEO and CFO announced their departures, which created an increased level of uncertainty that was too much to bear. Another detractor from the Fund’s performance was Glu Mobile (down 25%), a mobile game publisher, who lowered guidance due to a delay in its much-anticipated new Disney game. The delay created significant concern over the viability of this title. That being said, the company has multiple new titles expected to launch over the next two years, which position the company to further diversify the business, improve margins, and drive incremental growth. Also detracting from the Fund’s performance was Benefitfocus (down 56%), a benefit administration software company, which reported better than expected results for the first quarter of the reporting period, and reiterated full year guidance. However, the stock was under pressure following the company’s announcement of the departure of its CFO along with earnings guidance that was more weighted toward the fourth quarter. This created some uncertainty as the company’s Benefitplace offering, which was the main driver of this backend loaded nature of the annual guide, was relatively new. There was further stock pressure related to the potential near-term impact on sales from its Mercer partnership losing exclusivity status. That being said, the overall long-term benefits of this change, which significantly expands the broker channel, should be far greater than the near-term negative impact. Merit Medical Systems (down 44.1%), a manufacturer of disposable medical devices, underperformed the benchmark and detracted from the Fund’s performance due to disappointing results during the third quarter of the reporting period and lowered 2019 guidance for the second quarter in a row after beating consensus earnings expectations for the preceding 16 straight quarters. The company cited several headwinds; difficult year over year comparisons, weaker seasonal summer trends than normal, geopolitical issues (e.g. Brexit), and new GPO (group purchasing distribution agreement). Their management cited the cyclical low point in their business and expects things to grow from here.

Our top contributors to the Fund’s performance included Horizon Therapeutics (up 85.3%), a pharmaceutical company focused on “orphan drugs” (drugs used to treat rare medical conditions), which reported better-than-expected results during the second quarter of the reporting period and raised full-year guidance throughout the reporting period. Additionally, the company’s lead clinical asset, Teprotumumab (for treatment of thyroid eye disease), had a positive advisory committee meeting with the FDA for its upcoming Prescription Drug User Fee Act approval action date in early March of 2020. Generac Holdings (up 102.4%), a backup power company, reported multiple quarters (first, second, and third quarters of the reporting period) of better than expected quarterly results and increased full-year guidance throughout the reporting period. In addition, the company’s market opportunity expanded as scheduled brownouts and blackouts in California associated with future wildfire risk increases. Furthermore, the company announced its solar battery backup offering (similar to the Tesla power wall with additional advantages) which further increased investor optimism over future growth prospects.

Small-Cap Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Small-Cap Index Portfolio’s Class I returned 24.80%, compared to a 25.52% return for its benchmark, the Russell 2000 Index.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	10 Years

Fund’s Class I	24.80%	7.63%	11.32%

Russell 2000 Index	25.52%	8.23%	11.83%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	25.05%	7.84%	9.07%

Russell 2000 Index	25.52%	8.23%	9.39%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark of small-capitalization companies as represented by the Russell 2000 Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

Top contributors in the benchmark, which were also contributors to the Fund’s performance for the reporting period, were from the information technology sector that returned 40.81%, industrials at 29.86%, and real estate at 28.91%. The only negative contributor in the benchmark for the reporting period was the energy sector at -6.89%.

Small-Cap Value Portfolio (managed by AllianceBernstein L.P.)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Small-Cap Value Portfolio’s Class I returned 22.58%, compared to a 22.39% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

AllianceBernstein L.P. (“AB”) became sole sub-adviser of the Fund on October 30, 2015. AB was co-sub-adviser of the Fund from May 1, 2014 through October 29, 2015 and some investment policies changed during that time. Another firm managed the Fund before May 1, 2014.

Average Annual Total Returns for the periods ended December 31, 2019(1)
	1 Year	5 Years	10 Years

Fund’s Class I	22.58%	6.69%	10.67%

Russell 2000 Value Index	22.39%	6.99%	10.56%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	22.83%	6.90%	8.40%

Russell 2000 Value Index	22.39%	6.99%	8.48%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at AllianceBernstein maintain the Fund’s investment objective by seeking long-term growth of capital. The Fund seeks undervalued small-capitalization stocks with attractive long-term earnings prospects. Small-capitalization stocks offer greater opportunity for fundamental stock selection since they are covered by fewer industry analysts. The Fund invests primarily in equity securities of small-capitalization U.S. companies.

Overall sector allocation contributed to performance. An overweight position in technology and underweights in energy and communication services contributed, while an underweight to real estate detracted from the Fund’s performance.

Overall security selection detracted from performance, owing mainly to the Fund’s technology holdings. Stock selection in the healthcare and real estate sectors contributed positively to performance during the reporting period.

Positive contributors included Sotheby’s, a leading global art auction house, which rose after the company agreed to be acquired at a significant premium in an all-cash deal. Independence Realty contributed to the Fund’s performance after the apartment real estate investment trusts owner beat second-quarter estimates and issued stronger same-store net-operating-income guidance on the back of improved revenues and expenses.

Performance detractors included Cooper Standard, which declined after the auto supplier missed earnings expectations during the third-quarter of the reporting period and gave disappointing 2019 guidance on revenue and cash flow. The shortfall was driven by continued weakness in Asia. Commvault Systems, a data protection and information management software company, detracted from performance after reporting lower-than-expected revenue for its fiscal fourth quarter. The company hired a new CEO who is focused on fixing the company’s products and marketing strategy.

Value Advantage Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Value Advantage Portfolio’s Class I returned 26.96%, compared to a 26.26% return for its benchmark, the Russell 3000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 30, 2013 through December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2013 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	Since Inception (4/30/13)

Fund’s Class I	26.96%	7.94%	10.55%

Fund’s Class P	27.21%	8.16%	10.78%

Russell 3000 Value Index	26.26%	8.20%	10.52%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The cornerstone of JPMorgan’s investment philosophy for the Fund is the belief that companies possessing the ability to generate significant free cash flow and effectively allocate capital to create growth in value per share may, over the long-term, outperform stock market averages. We at JPMorgan seek to discover companies that offer the greatest potential against their current market value. While many companies may be considered cheap, our research process helps us to eliminate those that we believe do not possess the characteristics of a sound, long-term business and to identify those that we feel have been underrated or overlooked by the market.

We employ a bottom-up approach to stock selection, constructing the Fund based on company fundamentals and proprietary fundamental analysis. Our aim is to identify undervalued companies that have the potential to grow their intrinsic values per share and to purchase these companies at a discount, enabling the Fund to provide long-term total return through a combination of income and capital gains.

Strong stock selection in the materials and financials sectors and an overweight to the financials sector were the biggest contributors to Fund’s performance relative to the benchmark during the reporting period, while weak stock selection and an underweight allocation to the information technology sector were the biggest detractors from the Fund’s performance.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Bank of America (BAC) was the biggest contributor to the Fund’s performance during the reporting period as it rallied behind strong earnings, broadly beating lowered expectations. The fact that BAC has a strong consumer franchise, continues to grow deposits, and credit remains well controlled are attractive characteristics, especially considering a still undemanding valuation. We appreciate BAC’s diversified business mix as they have demonstrated an ability to post decent top line growth, grow margins through efficiency improvements, and return capital to shareholders via dividends and buybacks.

Martin Marietta (MLM), an aggregates company, rallied on the heels of impressive earnings and contributed to the Fund’s performance during the reporting period. Additionally, investors were clearly encouraged that management raised forward guidance given the outlook for volume growth and strong pricing power. Looking ahead, we appreciate that aggregates companies are characterized by high barriers to entry, local oligopolies, and strong pricing power which make it a more defensive business model in the volatile materials sector. MLM has unique competitive advantages given the location of its quarries and its long-haul distribution network, which should lead to further upside from current levels. That said, we have trimmed the position to take profits as of the end of the reporting period.

Pfizer (PFE), a multinational pharmaceutical corporation, detracted from the Fund’s performance during the reporting period following its announced plans to merge Upjohn, their generics business, with Mylan, and then spin off the combined entity through a tax-efficient Reverse Morris Trust transaction. The complexity of the announced deal, along with other moving parts (acquisition of Array Biopharma & consumer joint venture with GlaxoSmithKline), and pockets of revenue weakness depressed the share price. While we appreciate PFE’s cohesive long-term strategy, especially its strong and diverse product pipeline, we have moderated our position as of the end of the reporting period and reallocated to names we find more attractive in the health care space.

The macroeconomic environment was particularly difficult for natural gas producers as supply is elevated while demand remains low against the backdrop of mild weather, which has depressed share price of EQT Corp (EQT), the largest natural gas producer in the United States, which detracted from the Fund’s performance. While this prolonged imbalance in the natural gas supply/demand dynamic is certainly not something we foresaw, we do not think this dynamic will last in perpetuity and the market should eventually restore equilibrium. Specific to EQT, there was significant boardroom drama, but we now have confidence in the new management team led by Toby Rice, as he rebased investor expectations and appears to be making the right moves at executing a turnaround. At this point, the valuation remains sufficiently attractive and we are comfortable enough with the new management team to warrant a continued position in the Fund.

Emerging Markets Portfolio (managed by Invesco Advisers, Inc)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Emerging Markets Portfolio’s Class I returned 25.60%, compared to a 18.42% return for its benchmark, the MSCI Emerging Markets Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	During the reporting period Invesco Advisers, Inc. acquired the prior firm managing the Fund and began managing the Fund effective May 24, 2019.

Average Annual Total Returns for the periods ended December 31, 2019(1)
	1 Year	5 Years	10 Years

Fund’s Class I	25.60%	6.40%	5.94%

MSCI Emerging Markets Index (Net)	18.42%	5.61%	3.68%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	25.85%	6.62%	3.87%

MSCI Emerging Markets Index (Net)	18.42%	5.61%	1.60%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We, the Invesco Emerging Markets Equity team, are long-term investors in what we view as extraordinary companies that have massive competitive advantages and real options that manifest themselves over many years. We have exposure to sectors and industries where we see dynamic change and real value being extracted, including e-commerce, cloud computing, internet services, health care, travel, and education.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Top performing stocks for the Fund this reporting period included Alibaba Group Holding Ltd. (Consumer Discretionary) (China), Taiwan Semiconductor Manufacturing Co. Ltd. (TSMC) (Informational Technology) (Taiwan), and Kering SA (Consumer Discretionary) (France). Additional top performing stocks include Housing Development Finance Corp (Financials) (India) and Huazhu (Consumer Discretionary) (China).

Alibaba is the long-standing leader in the Chinese ecommerce market and we believe leading positions in fintech, cloud computing, digital content and other growth areas in the Chinese online ecosystem should contribute to growth over the next several years. Thus far, we have seen positive trends in core commerce – a strong revenue increase and margin expansion. Alibaba’s Singles Day (11/11), the largest e-commerce event of the year in China, had 100 million new customers, principally from lesser developed cities. These Singles Day figures represent important future growth engines for the company – increased customer acquisition in the least developed cities domestically, penetration of international markets and a diversification of product offerings from international brands. The company’s ability to handle this level of GMV (gross merchandise value) has served to bolster investor confidence during a time of economic and geopolitical uncertainty in China.

TSMC is the world’s preeminent semiconductor foundry. TSMC has made inhouse design and innovation a priority while placing a large emphasis on client service. The company continues to deliver solid revenue growth on the back of strong demand in the mid-range smartphone segment, increased graphic chip demand for AI (artificial intelligence) and the HPC (high power computing) division. The demands for faster and more efficient computation utilizing lower power, show no signs of abating as 5G and IoT (internet of things), platforms-wearables, smart homes, smart cities etc. continue to proliferate the modern landscape. Continued acceleration in these areas, pared with limited supply, should support TSMC’s high levels of profitability, resulting in strong free cash flow and healthy dividend payouts.

Kering, domiciled in France, is the third largest luxury group in the world. The company controls iconic brands such as Gucci, Yves Saint Laurent, and Bottega Veneta. Kering has been successful in targeting a new customer base through the Gucci label, Asian consumers and Millennials. There had been some concern about the sustainability of the Gucci brand, which led to some weakness in the stock in the third quarter of the reporting period. Those fears were calmed following strong third quarter of the reporting period results for the group. Over the last few years, Kering successfully transitioned to a focused luxury goods group with significant opportunities in millennial and Chinese consumers. It has been able to create real competitive differentiation and tap into the evolving trends in the luxury market without affecting heritage and classic buyers.

Housing Development Finance Corporation (HDFC), a long-term holding of the Fund, provides financial services to consumer and corporations in India. The Indian financial sector has three structural trends which underpin its strong growth and returns on investment, including market share gains by private sector banks, continuing penetration of formal banking services and widespread digital adoption which allows the more innovative private banks to disrupt status quo. HDFC has faced several macroeconomic headwinds that have adversely affected the company’s share price, including a weak real estate market and development stagnation along with increased competition. We believe HDFC has been among the most prudent credit underwriters in India for decades and feel comfortable with the quality of their books and the sustainability of their growth. The stock rebounded in the fourth quarter of the reporting period as investors better appreciated long term fundamentals.

Huazhu is the largest hotel operators in China with plans to add between 1,100-1,200 new hotels in the mid-upscale market. This is a major brand transformation for the hotel operator who was a pioneer in the budget hotel segment. This heavy investment phase has weighed on margins, which investors have reacted negatively to earlier in the reporting period. In the fourth quarter of the reporting period there was a refocus on the potential for long-term revenue expansion through both hotel expansion in China and the opportunity to cater to Chinese tourists traveling internationally.

Top detractors from Fund performance included S.A.C.I Falabella (Consumer Discretionary) (Chile), Zee Entertainment Enterprises Ltd. (Communication Services) (India), and Glencore plc (Materials) (U.K.), Akbank (Financials) (Turkey) and Ayala Land (Real Estate) (Philippines).

Falabella is a Chilean retailer that operates across various segments including food retail, department stores, home improvement stores, and financial services. Falabella has been establishing an omni-channel market place replete with digital banking and a robust loyalty program to cross-sell products and penetrate the large population bases of Latin America. Falabella’s main revenue source is Chile. A state of emergency was declared by President Sebastian Pinera after violent protests broke out across the country at the end of October 2019. Chileans are protesting affordability issues, which directly impact retail sales across the country. As a result of the violence, many of Falabella’s retail locations were closed, with management acknowledging that the political unrest will have an impact on this reporting period’s earnings. We will continue to monitor how these headwinds impact Falabella.

Zee Entertainment is a global media conglomerate with a presence in 173 countries that broadcasts entertainment in 19 languages and reaches an audience of approximately 1.3 billion people. While Zee continues to expand and innovate, this was largely overshadowed this period by the potential for additional shares to be released on to the market caused by the need for the company’s promoter, Essel Group, to unwind the majority of its stake in Zee. While this has largely been accomplished, it may take some time for investors to refocus on the long-term fundamentals of the company.

Glencore is one of the world’s leading producers and marketers of commodities, and one of the most diversified. Base metals continue to face headwinds from the United States/China trade war, which has led to an environment of uncertainty that has created a drag on global growth. Glencore’s copper holdings have also been impacted by operational challenges in the African arm of their business. Operational issues are also impacting nickel production. We believe the company’s diversified portfolio provides it with the resilience to battle these headwinds, but we have trimmed the position as the risk/reward trade-off became less attractive relative to other opportunities.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

International Equity Income Portfolio (managed by Cadence Capital Management LLC)

Q. How did the Fund perform for the period ended December 31, 2019?

A. The International Equity Income Portfolio commenced operations on December 30, 2019. For the period from inception through December 31, 2019, the Fund’s Class P returned -0.33% compared to a -0.28% for its benchmark, the MSCI EAFE Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on December 30, 2019 through December 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the period ended December 31, 2019

Fund’s Class P	(0.33%)

MSCI EAFE Index (Net)	(0.28%)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through December 31, 2019, the Fund’s Class P underperformed the benchmark. The discussion of past performance that follows reflects only two days of performance for the Fund as the Fund commenced operations on December 30, 2019.

We, the Cadence International Equity Income Portfolio team, seek income and long-term growth of capital through investment in stocks of large-cap companies in developed countries located outside the United States. These stocks consist substantially all of companies with a premium dividend yield to the market, which have historically performed better than low- or no-yield companies while providing lower risk.

The Fund was primarily overweight the yield factor, which detracted from performance for the period. The Fund accomplishes this by emphasizing higher yielding companies with quality income streams in the portfolio.

Top individual detractors from the Fund’s performance for the period from inception through the end of the reporting period were BHP Group Inc, an Anglo-Australian multinational mining, metals and petroleum dual-listed public company, GlaxoSmithKline, a British multinational pharmaceutical company, and CK Hutchinson, a Cayman Islands–registered multinational conglomerate headquartered in Hong Kong. The top contributing stocks to the Fund’s performance over the period from inception through the end of the reporting period were Roche AG, a Swiss multinational healthcare company, Novartis AG, a Swiss multinational pharmaceutical company, and Toyota Motor Corp, a Japanese multinational automotive manufacturer.

International Large-Cap Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the International Large-Cap Portfolio’s Class I returned 28.03%, compared to a 22.01% return for its benchmark, the MSCI EAFE Index (Net).

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	10 Years

Fund’s Class I	28.03%	7.45%	6.95%

MSCI EAFE Index (Net)	22.01%	5.67%	5.50%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	28.29%	7.66%	5.79%

MSCI EAFE Index (Net)	22.01%	5.67%	4.36%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at MFS use a bottom-up investment style, involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities. In managing the Fund, we invest primarily in the securities of foreign issuers with large market capitalizations.

A combination of stock selection and, to a lesser extent, an underweight position in the financials sector contributed to performance relative to the benchmark, led by the Fund not holding shares of benchmark component banking and financial services company HSBC (United Kingdom), which decreased in value during the reporting period.

A combination of stock selection and, to a lesser extent, an overweight position in the health care sector also contributed to relative performance. Within this sector, overweight positions in precision instruments and machines manufacturer Olympus (Japan) and imaging products and medical-related equipment manufacturer HOYA (Japan) contributed to relative results.

Stock selection in both the industrials and materials sectors also supported relative returns. Within the industrials sector, overweight positions in electrical distribution equipment manufacturer Schneider Electric (France) and credit risk services provider Experian (United Kingdom) contributed to relative results. Within the materials sector, there were no individual stocks that were among the Fund’s largest relative contributors during the reporting period.

Stocks in other sectors that benefited relative performance included holding shares of semiconductor manufacturer Taiwan Semiconductor Manufacturing (security is not a benchmark constituent) (Taiwan) and fast-food restaurant operator Yum China Holdings (security is not a benchmark constituent) (China). In addition, the Fund’s overweight positions in luxury goods company LVMH (France) and global food company Nestle (Switzerland), and not holding shares of global energy and petrochemicals company Royal Dutch Shell (United Kingdom), aided relative results.

Individual stocks that detracted from relative performance included not holding shares of lithography systems manufacturer for the semiconductor industry ASML (Netherlands) and the Fund’s position in internet search provider Baidu (security is not a benchmark constituent) (China). Additionally, overweight positions in diversified industrial manufacturer Rolls-Royce (United Kingdom), Japanese tobacco company Japan Tobacco, investment management and banking firm UBS (Switzerland), automotive parts manufacturer Denso (Japan), wine and alcoholic beverage producer Pernod Ricard (France), security software provider Check Point Software Technologies (Israel) and advertising and broadcasting company ProSiebenSat.1 Media (Germany) detracted from relative results.

The Fund’s cash and/or cash equivalents position during the reporting period was also a detractor from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets appreciated as measured by the Fund’s benchmark, holding cash detracted from performance versus the benchmark, which has no cash position.

International Small-Cap Portfolio (managed by QS Investors, LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the International Small-Cap Portfolio’s Class I returned 20.07%, compared to a 24.66% return for its benchmark, the S&P Developed Ex-U.S. SmallCap Index.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Effective April 1, 2016, QS Investors, LLC (“QS Investors”) began managing the Fund. QS Batterymarch Financial Management, Inc., which was named Batterymarch Financial Management, Inc. prior to June 30, 2014 and which came under common management with QS Investors as of May 31, 2014, managed the Fund prior to that date.

Average Annual Total Returns for the periods ended December 31, 2019 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	20.07%	6.30%	8.30%

S&P Developed Ex-U.S. SmallCap Index	24.66%	8.16%	8.34%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	20.31%	6.51%	5.87%

S&P Developed Ex-U.S. SmallCap Index	24.66%	8.16%	6.02%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at QS Investors maintain a well-diversified, style neutral portfolio with modest region and sector allocations versus the benchmark through the combination of bottom-up stock selection based on fundamentals and implemented with quantitative tools, risk controls and cost-efficient trading. Our focus is securities of companies with small market capitalizations that are located in developed, foreign countries. We continue to invest in excess of 200 companies and generally expect to invest in about the same number of non-U.S. countries as the benchmark.

Our region and sector allocation results overall detracted from performance relative to the benchmark during the reporting period. In terms of regions, an overweight allocation to Asia Developed (ex Japan) and an underweight allocation to the United Kingdom were the largest detractors. At the sector level, an overweight allocation to United Kingdom consumer discretionary, as well as underweight allocations to both Japanese consumer staples and Continental Europe communication services sectors, contributed to returns. However, these were not enough to offset the negative effects of being underweight United Kingdom industrials, underweight Continental Europe healthcare, and overweight United Kingdom banks, which were the primary detractors to performance.

Stock selection results detracted from performance during the reporting period, most notably within industrials and information technology in Japan, as well as in Continental Europe within the materials, health care, and energy sectors. Stock selection in the United Kingdom and Continental Europe in both the banking and consumer discretionary sectors were the top contributors to performance.

At the security level, IGG, Inc., a Singapore-based developer and operator of mobile and online games, was the primary detractor from performance at the stock level, returning -52% for the reporting period, as older games saw declines and the pipeline for new games had weak performance. Other significant detractors included ENCE Energia y Celulosa SA, a company in Spain that produces pulp used in making paper, which experienced large price declines during the reporting period, and Betsson AB, a Swedish company that operates online casino games, which was hurt by regulation changes in several countries.

Evolution Gaming Group AB, an online casino solutions provider based in Sweden, was the primary contributor to performance with a return of over 165% for the reporting period as it announced new deals, beating both sales and earnings expectations over the reporting period. Mitchells & Butlers plc and CGG were also leading contributors to performance. United Kingdom based restaurant and pub management firm Mitchells & Butlers plc saw strong organic growth in a saturated market where others struggled. France’s CGG, an integrated geosciences company providing services to the global oil and gas industry continued to perform well and pay down debt over the reporting period as it announced the release of a new Ocean Bottom Node with superior imaging technology.

International Value Portfolio (managed by Wellington Management Company LLP)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the International Value Portfolio’s Class I returned 16.60%, compared to a 22.01% return for its benchmark, the MSCI EAFE Index (Net).

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Wellington Management Company LLP began managing the Fund on May 1, 2017, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2019(1)
	1 Year	5 Years	10 Years

Fund’s Class I	16.60%	3.86%	3.31%

MSCI EAFE Index (Net)	22.01%	5.67%	5.50%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	16.83%	4.07%	2.55%

MSCI EAFE Index (Net)	22.01%	5.67%	4.36%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period the Fund’s Class I underperformed the benchmark. The Fund invests primarily in a diversified portfolio of equity securities of large non-U.S. companies that we at Wellington believe to be undervalued. We, the Wellington portfolio management team, use a “contrarian value” approach to selecting securities, applying fundamental analysis to identify securities that we believe are undervalued by the market.

The primary driver of relative underperformance during the reporting period was the Fund’s sector allocation, a result of our fundamental stock-selection process. Our overweight (as compared to the benchmark) to the energy and financials sectors, as well as an underweight to the health care sector, detracted most from returns. Security selection also detracted from relative performance. This was driven by negative selection within the consumer discretionary and communication services sectors and was partially offset by security selection within the materials and energy sectors.

Geographically, our holdings in the United Kingdom and China detracted the most from the Fund’s performance while our holdings in South Africa, Russia and our lack of exposure to Hong Kong contributed positively to relative performance.

Top detractors from relative performance included KT (South Korea; communication services), China Unicom (China; communication services), and Centrica (United Kingdom; utilities). KT and China Unicom struggled with increased capital expenditures and marketing costs related to the rollout of the next generation 5G cellular network mobile broadband service. Centrica’s performance was impacted by the continuously disappointing regulatory environment in the United Kingdom, as a price cap was introduced to the gas supply market. We continued to hold positions in all three companies as of the end of the reporting period.

Top contributors to the Fund’s relative returns included Gazprom (Russia; energy) and Z Holdings (Japan; communication services). Gazprom, a large state-owned gas producer, outperformed after the company announced a new dividend policy. The stock for Z Holdings, formerly known as Yahoo Japan, rose following news of a merger agreement with Line Corp. We believe the combined entity could become Japan’s leader in mobile payments and e-commerce. We maintained positions in both companies as of the end of the reporting period.

Health Sciences Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Health Sciences Portfolio’s Class I returned 25.77%, compared to a 31.49% return for the broad-based benchmark, the S&P 500 Index and a 22.11% return for the sector-specific benchmark, the Russell 3000 Health Care Index.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	BlackRock Investment Management, LLC began managing the Fund on May 1, 2014, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2019(1)
	1 Year	5 Years	10 Years

Fund’s Class I	25.77%	11.63%	19.34%

S&P 500 Index	31.49%	11.70%	13.56%

Russell 3000 Health Care Index	22.11%	10.47%	15.23%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	26.04%	11.87%	17.72%

S&P 500 Index	31.49%	11.70%	12.81%
Russell 3000 Health Care Index	22.11%	10.47%	15.32%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the broad-based S&P 500 Index but outperformed the sector-specific Russell 3000 Health Care Index. The Fund is a diversified, all-weather healthcare portfolio constructed using the fundamental investment process. From an aggregate level, there are two broad themes in the Fund: innovation and value-based healthcare.

During the reporting period, investors grew concerned about the upcoming U.S. presidential election and potential sweeping health policy changes, such as “Medicare for All,” in the event of a Democratic win. Continuous headline noise on the campaign trail regarding the healthcare sector contributed to the underperformance of the sector relative to the broad-based benchmark during the reporting period.

The healthcare sector in general continues to be underpinned by secular trends, such as an aging global population and a rising emerging market middle class that will demand more extensive drug treatments and medical care. In this regard, relative to the Russell 3000 Healthcare Index, the Fund was positioned overweight the medical devices and supplies sub-sector at the end of the reporting period, as we at BlackRock continued to see strong fundamentals and increased penetration in emerging markets. In addition, the Fund finished the reporting period overweight the healthcare providers & services sub-sector. This was largely due to the sizeable overweight to the managed care industry which we believe will continue to execute on their underlying businesses and are well-positioned to leverage their scale and analytical capabilities to lower healthcare costs.

Both stock selection and sub-sector allocation contributed to the Fund’s returns relative to the Russell 3000 Healthcare Index during the reporting period. At a sub-sector allocation level, three out of the four sub-sectors, biotechnology, pharmaceuticals and medical devices and supplies, contributed positively to relative performance. On the detracting side, an overweight allocation to the healthcare providers and services sub-sector marginally detracted from relative returns during the reporting period. In all, the primary drivers of returns for the Fund were idiosyncratic, driven primarily by stock selection in the biotechnology and pharmaceuticals sub-sectors.

The largest contributor to the Fund’s relative returns during the reporting period was not holding a position in benchmark holding, AbbVie, after the stock declined following the announcement of their acquisition of pharmaceutical firm Allergan, best known for its product Botox. AbbVie had also lowered guidance during the first quarter of the reporting period, after missing earnings expectations in the fourth quarter of 2018. As of the end of the reporting period, we maintained our position on the back of upcoming biosimilar competition for the firm’s flagship drug, Humira, in Europe and the U.S.

An underweight position to pharmaceutical giant Pfizer was the second largest contributor to the Fund’s relative returns. The stock sharply declined during the reporting period after the company announced in August of the reporting period that it was spinning off Upjohn, its off-patent and generic drug division, and merging it with Mylan. While the spin-off seeks to shift the company’s efforts into higher margin areas of healthcare, the financially dilutive impact of the deal was viewed negatively by the market.

An underweight position in pharmaceutical company Johnson & Johnson also had a positive effect on the Fund’s relative returns, as the firm’s stock came under pressure due to various environmental, social and governance (ESG) concerns. The company continues to be negatively impacted by litigation around carcinogens in their products and their participation in the opioid crisis in the U.S. We have a long held underweight position in Johnson & Johnson due to our view that the risks associated with the company were underappreciated by the market. In addition, due to their large consumer goods business, the firm’s revenue stream is more diversified than a traditional or more pure-play pharmaceutical company.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

A record-breaking $74 billion takeover by Bristol-Myers Squibb led our underweight position in biotechnology company Celgene to be the largest detractor from the Fund’s relative performance during the reporting period. The company continued to clear regulatory hurdles for the merger throughout the reporting period, most notably by selling Celgene’s psoriasis drug business, Otezla, to Amgen, which aided the strong rally of the stock. Our underweight position in the firm came as a result of Celgene facing pressure over the past several years as the firm’s flagship drug, Revlimid, loses exclusivity in the coming years.

Lastly, not holding a position in medical devices & supplies firm Danaher was also among the largest detractors from the Fund’s returns during the reporting period, after investors rewarded their investment in acquiring GE’s biopharmaceutical business.

Real Estate Portfolio (managed by Principal Real Estate Investors, LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Real Estate Portfolio’s Class I returned 31.28%, compared to a 31.49% return for the broad-based S&P 500 Index and a 24.33% return for the sector-specific benchmark the MSCI U.S. REITs Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Principal Real Estate Investors LLC began managing the Fund on May 1, 2018, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2019(1)
	1 Year	5 Years	10 Years

Fund’s Class I	31.28%	6.30%	11.24%

S&P 500 Index	31.49%	11.70%	13.56%

MSCI U.S. REITs Index (Net)	24.33%	5.68%	10.58%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	31.55%	6.51%	8.46%

S&P 500 Index	31.49%	11.70%	12.81%

MSCI U.S. REITs Index (Net)	24.33%	5.68%	7.80%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the broad-based S&P 500 Index and outperformed the sector-specific MSCI U.S. REITs Index. We, the Principal Real Estate Investors team, utilize a fundamental style of investing. We rely on skilled portfolio managers and analysts to provide deep forward-looking perspectives and carry out rigorous, fundamental research on all investment opportunities. Security selection focuses on identifying relative stock mispricing amongst groups of comparable stocks. Excess return generation is bottom-up as we believe security selection is the most reliable and repeatable source of consistent outperformance. We construct portfolios to diversify risk and sources of excess return so excess return generation is consistent over the long term. Top-down and quantitative elements are incorporated but represent a minor role in our investment process.

Though property stocks benefitted from the preference for defense earlier in the reporting period, the sector-specific MSCI U.S. REITs index ultimately underperformed the broad-based S&P 500 index as broader equities rallied later in the reporting period in response to a combination of de-escalating trade tensions, dampened recession fears, and accommodative monetary policy.

Relative to the MSCI U.S. REITs Index, the Fund outperformed due to strong allocation decisions and good stock selection during the reporting period. The Fund benefitted from an overweight to the secular trends and robust fundamentals in specialized residential (single tenant and manufactured homes) within the financials sector, with specialized residential posting positive gains during the reporting period. Stock selection in single tenant rental further supported excess return generation, as an overweight position in Invitation Homes contributed to the Fund’s relative performance. Invitation Homes experienced strong performance, due to its quarterly results throughout the reporting period and Blackstone’s progress towards exiting their large share ownership of the company.

Stock selection in data centers (within the technology and financial sectors) was another top contributor to the Fund’s relative performance, attributed to holding out-of-benchmark company Interxion and an overweight position in Equinix. These names benefitted from the positive investor sentiment surrounding the sector. Stock selection in office names (within the financials sector) also contributed to the Fund’s performance, mainly due to our overweight to Alexandria Real Estate – a unique portfolio of assets that caters to companies in the life science industry. This “lab

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

space” type of office is experiencing rent growth and high demand. Within the consumer sector, our preference for hotels structured as c-corporations over REITs contributed positively to the Fund’s performance during the reporting period, as the c-corp business model was more resilient in what remains a weak lodging environment.

Stock selection in shopping center names (within the financials sector) detracted from the Fund’s relative performance, as we held an overweight position in underperforming Regency Centers and did not benefit from a rally from lower quality names.

Technology Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Technology Portfolio’s Class I returned 36.32%, compared to a 31.49% return for the broad-based S&P 500 Index and a 42.68% return for the sector-specific benchmark, the S&P North American Technology Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the Fund on November 1, 2016 and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2019(1)
	1 Year	5 Years	10 Years

Fund’s Class I	36.32%	11.76%	11.25%

S&P 500 Index	31.49%	11.70%	13.56%

S&P North American Technology Index	42.68%	20.34%	17.55%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	36.63%	12.00%	10.07%

S&P 500 Index	31.49%	11.70%	12.81%

S&P North American Technology Index	42.68%	20.34%	17.88%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the broad-based S&P 500 Index (the “benchmark”) and underperformed the sector-specific S&P North American Technology Index (the “sector-specific benchmark”). We at MFS manage the Fund as an all-cap technology portfolio that historically has sought diversification across three types of stocks: high quality durable growth, emerging growth, and issuers that have undergone positive change. The MFS portfolio team leverages a deep bench of investment talent to drive a rigorous bottom-up stock selection process and identify the most attractive technology opportunities for the Fund on a global basis, with emphasis historically on the U.S.

An underweight allocation to the technology hardware storage & peripherals industry was a primary detractor from the Fund’s performance relative to the sector-specific benchmark. Within this industry, an underweight position in computer and personal electronics maker Apple detracted from relative returns.

Out of benchmark exposure to the road & rail industry and an underweight position in the semiconductors & semiconductor equipment industry detracted from relative results. Within the road & rail industry, holdings of technology platform operator Uber Technologies (security is not a benchmark constituent) also detracted from relative performance. Within the semiconductors & semiconductor equipment industry, not owning shares of computer graphics processors maker NVIDIA hindered relative returns.

Stock selection in the IT Services industry also detracted from relative results led by overweight positions in information technology company DXC Technology and domain name registration and web hosting services provider GoDaddy.

The Fund’s overweight positions in customer information software manager salesforce.com, technology company Alphabet and technology skill development solutions provider Pluralsight weakened relative performance. Additionally, an underweight position in software giant Microsoft detracted from relative performance.

The Fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Avoiding the communications equipment industry was the main driver supporting relative performance. Not owning shares of network equipment company Cisco Systems supported relative returns.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The Fund’s position in the health care providers & services industry also contributed to relative results, led by holdings of precision oncology testing and services provider Guardant Health (security is not a benchmark constituent).

Stocks in other industries that contributed to relative performance included overweight positions in electronic payment processing services providers Total System Services (security was not held in the Fund at reporting period end) and Global Payments, materials engineering solutions provider for semiconductor chips and electronics Applied Materials and enterprise cloud services provider RingCentral. Additionally, holdings of technology services provider Endava (security is not a benchmark constituent), and not owning shares of semiconductor company Intel, enterprise software products maker Oracle and online travel company Booking Holdings, further contributed to relative performance.

During the reporting period, the Fund purchased and wrote option contracts on individual equity securities to manage risk.

Currency Strategies Portfolio (co-sub-advised by UBS Asset Management (Americas) Inc. and Neuberger Berman Investment Advisers LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Currency Strategies Portfolio’s Class I returned 0.57%, compared to a 2.20% return for its benchmark, the FTSE 1-Month U.S. T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on September 28, 2012 through December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on September 28, 2012 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any

Performance Comparison

(1)

UBS and Neuberger Berman became co-sub-advisers of the Fund effective May 1, 2019, and certain investment policies changed at that time. UBS was the sole sub-adviser to the Fund from October 16, 2018 to May 1, 2019 and was previously the sole sub-adviser to the Fund prior to November 1, 2013. Between November 1, 2013 and October 16, 2018, another firm was a co-sub-adviser to the Fund with UBS.

(2)	Due to data limitation, the benchmark since inception return reflects the commencement period from the first calendar day of the month the portfolio commenced its operations.

Average Annual Total Returns for the periods ended December 31, 2019(1)
	1 Year	5 Years	Since Inception (9/28/12)

Fund’s Class I	0.57%	1.77%	2.06%

Fund’s Class P	0.77%	1.98%	2.26%

FTSE 1-Month U.S. T-Bill Index	2.20%	1.01%	0.70	%(2)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund is co-sub-advised by UBS AM and Neuberger Berman. The following are separate discussions from each co-sub-adviser.

UBS AM

We at UBS AM seek to implement the Fund’s strategy by gaining positive (or long) exposures to currencies that we believe are undervalued and negative (or short) exposures to currencies that we believe to be overvalued. For the reporting period, derivatives, including non-deliverable forwards, had a positive impact on our portion of the Fund’s performance.

Our portion of the Fund held a long euro (EUR) against the U.S. dollar (USD) position which detracted from the Fund’s performance as political risks and slowing growth in the Eurozone weighed on the EUR. In addition, a long Swedish Krona (SEK) against EUR position also detracted from performance as the Swedish economy stuttered over the reporting period as a result of sensitivity to global growth. Our portion of the Fund’s long USD against Canadian dollar (CAD) position detracted from performance over the reporting period as the Bank of Canada maintained a less loose monetary policy stance than expected, with CAD also benefitting from rising oil prices.

Contributing to performance, our portion of the Fund held a long Mexican peso (MXN) position against the USD which benefitted from improved risk sentiment through the end of the reporting period. In our view, MXN looks attractively valued with political risk having an outsized income on current market pricing. MXN also offers an interest rate pick-up. The Fund’s long Colombian peso (COP) against the USD position also contributed positively to performance as market fears regarding social unrest abated during the reporting period. Our portion of the Fund benefitted from a

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

progress towards a U.S.-China “phase one” trade deal, a more loose Federal Reserve, and higher oil prices benefitted positioning, with both the long Norwegian krone (NOK) against the USD position and long SEK against the USD position contributing positively to performance.

Neuberger Berman

Neuberger Berman began managing its portion of the Fund on May 1, 2019. We at Neuberger Berman aim to identify investment opportunities and determine exposures using a framework of fundamental tools to assess relative value among currencies. We analyze data and seek opportunities across multiple time horizons and use a number of strategies based on a variety of fundamental factors such as: multi-asset class momentum indicators, interest rates, growth, capital flows, distance from fair value, policy impact on growth, and structural factors, among others. For the reporting period, derivatives, including non-deliverable forwards, had a negative impact on our portion of the Fund’s performance.

The main detractors from our portion of the Fund’s performance were overweights in the Norwegian krone (NOK) and British pound (GBP) relative to the benchmark. In Norway, despite the currency being undervalued from a long-term fundamental perspective and the central bank hiking their policy rate to provide one of the highest yields in G10 currencies, the krone was adversely affected by continued weakness in the Eurozone and U.S.-China trade negotiations. The British pound finished the reporting period roughly unchanged since Neuberger Berman began managing their portion of the fund, however tactical trading led to a detraction in our portion of the Fund’s performance as the currency moved with a high sensitivity to political headlines and reduced sensitivity to fundamental factors.

Positive contributions to our portion of the Fund’s performance came from underweights in the New Zealand dollar (NZD) and the Euro (EUR). A continued weakness in economic activity and significant supply-side issues led to renewed policy action by the European Central Bank (ECB) and depreciation in the Euro over the period. In New Zealand, ongoing U.S.-China trade negotiations and a broad slowdown in global trade weighed on the small, open economy which led the currency to underperform. An overweight in the Brazilian real (BRL) was a contributor to our portion of the Fund’s performance as progress on fiscal reforms led to renewed foreign investor confidence and the subdued but stable pick-up in economic activity continued as the economy recovers from the protracted slowdown of previous years.

Our portion of the Fund ended the reporting period with overweights in the Japanese yen (JPY), Norwegian krone (NOK) and Brazilian real (BRL) and underweights in the Swiss franc (CHF) and New Zealand dollar (NZD).

Pacific Dynamix Portfolios

The Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios each invests its assets in the Pacific Dynamix Underlying Funds to achieve a specified risk target.

Performance

Since the performance of each Pacific Dynamix Portfolio is a composite of the performance of each of the Pacific Dynamix Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a meaningful comparison to a Pacific Dynamix Portfolio’s performance. Therefore, we at PLFA have provided information regarding three broad- based indices to use as a comparison to each Pacific Dynamix Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Pacific Dynamix Portfolio; each is comprised of the three broad-based indices shown below.

The composite benchmarks were constructed with allocations to each asset class that generally correspond to the allocations for the Pacific Dynamix Portfolios that were in effect at that time. However, the actual allocation of any Pacific Dynamix Portfolio will naturally vary as a result of market performance over time as well as intended changes to target allocations. The performance for these broad-based indices for the year ended December 31, 2019 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	31.49%
MSCI World ex USA Index (Net) (International Stocks)	22.49%
Bloomberg Barclays US Aggregate Bond Index (Fixed Income)	8.72%

It should be noted that the benchmark indices for the Pacific Dynamix Underlying Funds may differ from the Pacific Dynamix Portfolios’ broad- based indices. The following Funds’ investments comprise the Pacific Dynamix Underlying Funds for the Pacific Dynamix Portfolios. Not all of the Pacific Dynamix Underlying Funds were represented in each of the Pacific Dynamix Portfolio models during the reporting period, and the allocation of each of the Pacific Dynamix Underlying Funds within the Pacific Dynamix Portfolio models did vary.

Pacific Dynamix-Conservative Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Pacific Dynamix-Conservative Growth Portfolio’s Class I returned 15.47%, compared to an 8.72% return for the Bloomberg Barclays US Aggregate Bond Index, a 31.49% return for the S&P 500 Index and a 16.78% return for the Pacific Dynamix-Conservative Growth Composite Benchmark.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	10 Years

Fund’s Class I	15.47%	5.22%	6.34%

Bloomberg Barclays US Aggregate Bond Index	8.72%	3.05%	3.75%

S&P 500 Index	31.49%	11.70%	13.56%

Pacific Dynamix-Conservative Growth Composite Benchmark	16.78%	6.03%	7.00%
Total Returns for the period ended December 31, 2019
	Since Inception (10/31/19)

Fund’s Class P	2.70%

Bloomberg Barclays US Aggregate Bond Index	0.41%

S&P 500 Index	6.44%

Pacific Dynamix-Conservative Growth Composite Benchmark	2.62%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Pacific Dynamix-Conservative Growth Composite Benchmark. The Fund held just over half of its allocation in passively managed fixed income strategies during the reporting period. The remainder of the Fund was allocated to four passively managed domestic equity strategies and two quantitatively driven international equity strategies.

From the broad asset class level, the fixed income group performed in line with the Bloomberg Barclays US Aggregate Bond Index. The domestic group underperformed the S&P 500 Index, while the international group modestly lagged the MSCI World ex USA Index (Net).

Among the fixed income group, the PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the total returns of the Bloomberg Barclays US Aggregate Bond Index, Bloomberg Barclays US 1-3 Year Corporate Index and Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index, respectively, before taking into account Fund costs. Credit spreads tightened over the reporting period, which led the PD High Yield Bond Market Portfolio to boost performance within the fixed income group.

Among the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios seek to match the returns of the Russell 1000 Growth Index and Russell 1000 Value Index, respectively, before taking into account fund costs. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth Index and Russell 2000 Value Index, respectively, before taking into account fund costs. Over the reporting period, value stocks lagged their growth counterparts. The Fund’s bias toward value thus hurt performance. The Fund’s exposure to small-capitalization stock strategies also held back performance as these stocks underperformed large-capitalization stocks.

Within the international group, the PD Emerging Markets Portfolio dragged on performance as it underperformed its respective benchmark.

Pacific Dynamix-Moderate Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Pacific Dynamix-Moderate Growth Portfolio’s Class I returned 18.94%, compared to a 31.49% return for the S&P 500 Index, an 8.72% return for the Bloomberg Barclays US Aggregate Bond Index and a 20.88% return for the Pacific Dynamix- Moderate Growth Composite Benchmark.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	10 Years

Fund’s Class I	18.94%	6.36%	7.57%

S&P 500 Index	31.49%	11.70%	13.56%

Bloomberg Barclays US Aggregate Bond Index	8.72%	3.05%	3.75%

Pacific Dynamix-Moderate Growth Composite Benchmark	20.88%	7.45%	8.50%
Total Returns for the period ended December 31, 2019
	Since Inception (10/31/19)

Fund’s Class P	3.75%

S&P 500 Index	6.44%

Bloomberg Barclays US Aggregate Bond Index	0.41%

Pacific Dynamix-Moderate Growth Composite Benchmark	3.73%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Pacific Dynamix-Moderate Growth Composite Benchmark. The Fund held just under half of its allocation in passively managed fixed income strategies during the reporting period. The majority of the Fund was allocated to four passively managed domestic equity strategies and two quantitatively driven international equity strategies.

From the broad asset class level, the domestic group underperformed the S&P 500 Index, the fixed income group performed in line with the Bloomberg Barclays US Aggregate Bond Index and the international group modestly lagged the MSCI World ex USA Index (Net).

Among the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios seek to match the returns of the Russell 1000 Growth Index and Russell 1000 Value Index, respectively, before taking into account fund costs. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth Index and Russell 2000 Value Index, respectively, before taking into account fund costs. Over the reporting period, value stocks lagged their growth counterparts. The Fund’s bias toward value thus hurt performance. The Fund’s exposure to small-capitalization stock strategies also held back performance as these stocks underperformed large-capitalization stocks.

Within the international group, the PD Emerging Markets Portfolio dragged on performance as it underperformed its respective benchmark.

Within the fixed income segment, the PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the total returns of the Bloomberg Barclays US Aggregate Bond Index, Bloomberg Barclays US 1-3 Year Corporate Index and Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index, respectively, before taking into account Fund costs. Credit spreads tightened over the reporting period, which led the PD High Yield Bond Market Portfolio to boost performance within the fixed income group.

Pacific Dynamix-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Pacific Dynamix-Growth Portfolio’s Class I returned 22.94%, compared to a 31.49% return for the S&P 500 Index, an 8.72% return for the Bloomberg Barclays US Aggregate Bond Index and a 24.58% return for the Pacific Dynamix-Growth Composite Benchmark.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	10 Years

Fund’s Class I	22.94%	7.56%	8.84%

S&P 500 Index	31.49%	11.70%	13.56%

Bloomberg Barclays US Aggregate Bond Index	8.72%	3.05%	3.75%

Pacific Dynamix-Growth Composite Benchmark	24.58%	8.51%	9.70%
Total Returns for the period ended December 31, 2019
	Since Inception (10/31/19)

Fund’s Class P	4.77%

S&P 500 Index	6.44%

Bloomberg Barclays US Aggregate Bond Index	0.41%

Pacific Dynamix-Growth Composite Benchmark	4.76%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Pacific Dynamix-Growth Composite Benchmark. The Fund held most of its allocation in equity, including four passively managed domestic equity strategies and two quantitatively driven international equity strategies during the reporting period. The rest of the Fund was invested in passively managed fixed income strategies.

From the broad asset class level, the domestic group underperformed the S&P 500 Index, while the international group modestly lagged the MSCI World ex USA Index (Net). The fixed income group performed in line with the Bloomberg Barclays US Aggregate Bond Index.

Among the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios seek to match the returns of the Russell 1000 Growth Index and Russell 1000 Value Index, respectively, before taking into account fund costs. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth Index and Russell 2000 Value Index, respectively, before taking into account fund costs. Over the reporting period, value stocks lagged their growth counterparts. The Fund’s bias toward value thus hurt performance. The Fund’s exposure to small-capitalization stock strategies also held back performance as these stocks underperformed large-capitalization stocks.

Within the international segment of the Fund, the PD Emerging Markets Portfolio dragged on performance as it underperformed its respective benchmark.

The PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the total returns of the Bloomberg Barclays US Aggregate Bond Index, Bloomberg Barclays US 1-3 Year Corporate Index and Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index, respectively, before taking into account fund costs. Credit spreads tightened over the reporting period, which led the PD High Yield Bond Market Portfolio to boost performance within the fixed income group.

Portfolio Optimization Portfolios

The Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios are allocated amongst the Underlying Funds to achieve a specified risk target.

Performance

Since the performance of each Portfolio Optimization Portfolio is a composite of the performance of each of the Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a meaningful comparison to a Portfolio Optimization Portfolio’s performance. Therefore, we at PLFA have provided information regarding four broad-based indices to use as a comparison to each Portfolio Optimization Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Portfolio Optimization Portfolio each is comprised of the four broad-based indices shown below.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The composite benchmarks were constructed with allocations to each asset class that correspond to the allocations for the Portfolio Optimization Portfolios that were in effect at that time. However, the actual allocation of any Portfolio Optimization Portfolio will naturally vary as a result of market performance over time. The one-year performance for these broad-based indices for the year ended December 31, 2019 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	31.49%
MSCI EAFE Index (Net) (International Stocks)	22.01%
Bloomberg Barclays US Aggregate Bond Index (Fixed Income)	8.72%
ICE BofAML U.S. 3-Month Treasury Bill (T-Bill) Index	2.28%

It should be noted that the benchmark indices for the Underlying Funds may differ from the Portfolio Optimization Portfolios’ broad-based indices. The following investments comprise the Underlying Funds for the Portfolio Optimization Portfolios. Not all of the Underlying Funds were represented in each of the Portfolio Optimization Portfolio models during the reporting period, and the allocation of each of the Underlying Funds within the Portfolio Optimization Portfolio models did vary.

Portfolio Optimization Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Portfolio Optimization Conservative Portfolio’s Class I returned 12.20%, compared to an 8.72% return for the Bloomberg Barclays US Aggregate Bond Index, a 31.49% return for the S&P 500 Index and a 12.22% return for the Portfolio Optimization Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	12.20%	4.25%	4.27%

Bloomberg Barclays US Aggregate Bond Index	8.72%	3.05%	3.37%

S&P 500 Index	31.49%	11.70%	12.81%

Portfolio Optimization Conservative Composite Benchmark	12.22%	4.43%	4.74%
Total Returns for the period ended December 31, 2019
	Since Inception 10/31/19

Fund’s Class P	1.61%

Bloomberg Barclays US Aggregate Bond Index	0.41%

S&P 500 Index	6.44%

Portfolio Optimization Conservative Composite Benchmark	1.50%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Conservative Composite Benchmark. The Fund was primarily comprised of various fixed income strategies, with a small allocation to equity and alternative strategies, during the reporting period. Fixed income investments included intermediate-term bond, short duration securities, inflation-protected bond, emerging markets bond, high yield debt and floating rate loan strategies. The equity allocation mainly held domestic and foreign large-capitalization strategies during the reporting period. Alternatives included a multicurrency portfolio.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

From the broad asset class perspective, the Fund’s fixed income group outperformed the Bloomberg Barclays US Aggregate Bond Index. The domestic equity group lagged the S&P 500 Index, but the international equity group fared better than the MSCI EAFE Index (Net). Alternatives contributed positively to returns over the reporting period.

Much of the outperformance of the fixed income group stemmed from an exposure to riskier segments of the bond market. Exposure to high yield and emerging market bonds boosted performance over the reporting period. In terms of underlying manager performance, the Diversified Bond Portfolio outpaced its benchmark by a wide margin over the reporting period and solidly contributed to performance. On the other hand, the exposure to short duration bonds dragged on performance over the reporting period.

Among the Fund’s domestic equities group, value styles detracted from performance, as growth outperformed over the reporting period. Additionally, positive performance contributions from the Real Estate Portfolio, Mid-Cap Growth Portfolio and Mid-Cap Value Portfolio were offset by the underperformance that stemmed from the Mid-Cap Equity Portfolio.

From the international equity group, much of the positive impact came from underlying managers, including the Emerging Markets Portfolio and International Large-Cap Portfolio. The growth bias of the International Large-Cap Portfolio provided some support over the reporting period, as foreign growth stocks also fared better than their value counterparts. However, the International Value Portfolio underperformed the MSCI EAFE Index (Net) and held back performance.

The underlying alternative strategies, which generally have a low correlation to the broad equity and fixed income markets, had a mixed impact on performance. The Currency Strategies Portfolio delivered a modest but positive return. However, the Equity Long/Short Portfolio and Global Absolute Return Portfolio struggled, and both underlying funds were removed from the lineup during the reporting period.

Portfolio Optimization Moderate-Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Portfolio Optimization Moderate-Conservative Portfolio’s Class I returned 15.28%, compared to an 8.72% return for the Bloomberg Barclays US Aggregate Bond Index, a 31.49% return for the S&P 500 Index and a 16.38% return for the Portfolio Optimization Moderate-Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	15.28%	5.23%	5.33%

Bloomberg Barclays US Aggregate Bond Index	8.72%	3.05%	3.37%

S&P 500 Index	31.49%	11.70%	12.81%

Portfolio Optimization Moderate-Conservative Composite Benchmark	16.38%	5.95%	6.31%
Total Returns for the period ended December 31, 2019
	Since Inception 10/31/19

Fund’s Class P	2.56%

Bloomberg Barclays US Aggregate Bond Index	0.41%

S&P 500 Index	6.44%

Portfolio Optimization Moderate-Conservative Composite Benchmark	2.61%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Moderate-Conservative Composite Benchmark. The Fund had a diversified allocation mix that was modestly tilted to fixed income during the reporting period. Fixed income investments included underlying funds that consisted of intermediate-term bonds as well as short duration securities, inflation-protected bonds, emerging markets

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

bonds, high yield debt and floating rate loans. The equity exposure was diversified across style (growth/value), market capitalization and region (including an allocation to foreign small-capitalization and emerging markets strategies). Alternatives include a multicurrency portfolio.

From the broad asset class perspective, the Fund’s fixed income group outperformed the Bloomberg Barclays US Aggregate Bond Index. The domestic equity group lagged the S&P 500 Index, but the international equity group fared better than the MSCI EAFE Index (Net). Alternatives contributed positively to returns over the reporting period.

Much of the outperformance of the fixed income group stemmed from an exposure to riskier segments of the bond market. Exposure to high yield and emerging market bonds boosted performance over the reporting period. In terms of underlying manager performance, the Diversified Bond Portfolio outpaced its benchmark by a wide margin over the reporting period and solidly contributed to performance. On the other hand, the exposure to short duration bonds dragged on performance over the reporting period.

Among the Fund’s domestic equities group, value styles detracted from performance, as growth outperformed over the reporting period. Additionally, positive performance contributions from the Real Estate Portfolio, Mid-Cap Growth Portfolio and Mid-Cap Value Portfolio were offset by the underperformance that stemmed from the Mid-Cap Equity Portfolio.

From the international equity group, much of the positive impact came from underlying managers, including the Emerging Markets Portfolio and International Large-Cap Portfolio. The growth bias of the International Large-Cap Portfolio provided some support over the reporting period, as foreign growth stocks also fared better than their value counterparts. However, the International Value Portfolio underperformed the MSCI EAFE Index (Net) and held back performance.

The underlying alternative strategies, which generally have a low correlation to the broad equity and fixed income markets, had a mixed impact on performance. The Currency Strategies Portfolio delivered a modest but positive return. However, the Equity Long/Short Portfolio and Global Absolute Return Portfolio struggled, and both underlying funds were removed from the lineup during the reporting period.

Portfolio Optimization Moderate Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Portfolio Optimization Moderate Portfolio’s Class I returned 18.46%, compared to a 31.49% return for the S&P 500 Index, an 8.72% return for the Bloomberg Barclays US Aggregate Bond Index and a 19.53% return for the Portfolio Optimization Moderate Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	18.46%	6.18%	6.24%

S&P 500 Index	31.49%	11.70%	12.81%

Bloomberg Barclays US Aggregate Bond Index	8.72%	3.05%	3.37%

Portfolio Optimization Moderate Composite Benchmark	19.53%	7.02%	7.37%
Total Returns for the period ended December 31, 2019
	Since Inception 10/31/19

Fund’s Class P	3.25%

S&P 500 Index	6.44%

Bloomberg Barclays US Aggregate Bond Index	0.41%

Portfolio Optimization Moderate Composite Benchmark	3.42%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Moderate Composite Benchmark. The Fund maintained a mix of equity and fixed income portfolios. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly traded REITs. Fixed income investments included intermediate-term bonds, short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans. Alternatives include a multicurrency portfolio.

From the broad asset class perspective, the Fund’s fixed income group outperformed the Bloomberg Barclays US Aggregate Bond Index. The domestic equity group lagged the S&P 500 Index, but the international equity group fared better than the MSCI EAFE Index (Net). Alternatives contributed positively to returns over the reporting period.

Among the Fund’s domestic equities group, value styles detracted from performance, as growth continued to outperform over the reporting period. Additionally, positive performance contributions from the Real Estate Portfolio, Mid-Cap Growth Portfolio and Mid-Cap Value Portfolio were offset by the underperformance that stemmed from the Mid-Cap Equity Portfolio and Large-Cap Growth Portfolio.

From the international equity group, much of the positive impact came from underlying managers, including the Emerging Markets Portfolio and International Large-Cap Portfolio. The growth bias of the International Large-Cap Portfolio provided some support over the reporting period, as foreign growth stocks also fared better than their value counterparts. However, the International Value Portfolio underperformed the MSCI EAFE Index (Net) and held back performance.

Much of the outperformance of the fixed income group stemmed from an exposure to riskier segments of the bond market. Exposure to high yield and emerging market bonds boosted performance over the reporting period. In terms of underlying manager performance, the Diversified Bond Portfolio outpaced its benchmark by a wide margin over the reporting period and solidly contributed to performance. On the other hand, the exposure to short duration bonds dragged on performance over the reporting period.

The underlying alternative strategies, which generally have a low correlation to the broad equity and fixed income markets, had a mixed impact on performance. The Currency Strategies Portfolio delivered a modest but positive return. However, the Equity Long/Short Portfolio and Global Absolute Return Portfolio struggled, and both underlying funds were removed from the lineup during the reporting period.

Portfolio Optimization Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Portfolio Optimization Growth Portfolio’s Class I returned 21.65%, compared to a 31.49% return for the S&P 500 Index, an 8.72% return for the Bloomberg Barclays US Aggregate Bond Index and a 23.78% return for the Portfolio Optimization Growth Composite Benchmark.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	21.65%	7.11%	7.11%

S&P 500 Index	31.49%	11.70%	12.81%

Bloomberg Barclays US Aggregate Bond Index	8.72%	3.05%	3.37%

Portfolio Optimization Growth Composite Benchmark	23.78%	8.46%	8.83%
Total Returns for the period ended December 31, 2019
	Since Inception 10/31/19

Fund’s Class P	4.15%

S&P 500 Index	6.44%

Bloomberg Barclays US Aggregate Bond Index	0.41%

Portfolio Optimization Growth Composite Benchmark	4.54%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Growth Composite Benchmark. The Fund had a diversified allocation mix that was largely in equity. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly traded real estate investment trusts (REITs). Fixed income investments included intermediate-term bonds as well as specific strategies such as short duration, inflation-protected bonds and emerging markets bonds. Alternatives include a multicurrency portfolio.

Among the Fund’s domestic equities group, value styles detracted from performance, as growth continued to outperform over the reporting period. Additionally, positive performance contributions from the Real Estate Portfolio, Mid-Cap Growth Portfolio and Mid-Cap Value Portfolio were offset by the underperformance that stemmed from Mid-Cap Equity Portfolio and Large-Cap Growth Portfolio.

From the international equity group, much of the positive impact came from underlying managers, including the Emerging Markets Portfolio and International Large-Cap Portfolio. The growth bias of the International Large-Cap Portfolio provided some support over the reporting period, as foreign growth stocks also fared better than their value counterparts. However, the International Value Portfolio underperformed the MSCI EAFE Index (Net) and held back performance.

From the broad asset class perspective, the Fund’s fixed income group outperformed the Bloomberg Barclays US Aggregate Bond Index. The domestic equity group lagged the S&P 500 Index, but the international equity group fared better than the MSCI EAFE Index (Net). Alternatives contributed positively to returns over the reporting period.

Much of the outperformance of the fixed income group stemmed from an exposure to riskier segments of the bond market. Exposure to high yield and emerging market bonds boosted performance over the reporting period. In terms of underlying manager performance, the Diversified Bond Portfolio outpaced its benchmark by a wide margin over the reporting period and solidly contributed to performance. On the other hand, the exposure to short duration bonds dragged on performance over the reporting period.

The underlying alternative strategies, which generally have a low correlation to the broad equity and fixed income markets, had a mixed impact on performance. The Currency Strategies Portfolio delivered a modest but positive return. However, the Equity Long/Short Portfolio and Global Absolute Return Portfolio struggled, and both underlying funds were removed from the lineup during the reporting period.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Portfolio Optimization Aggressive-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the Portfolio Optimization Aggressive-Growth Portfolio’s Class I returned 23.76%, compared to a 31.49% return for the S&P 500 Index, an 8.72% return for the Bloomberg Barclays US Aggregate Bond Index and a 26.77% return for the Portfolio Optimization Aggressive-Growth Composite Benchmark

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	23.76%	7.58%	7.49%

S&P 500 Index	31.49%	11.70%	12.81%

Bloomberg Barclays US Aggregate Bond Index	8.72%	3.05%	3.37%

Portfolio Optimization Aggressive-Growth Composite Benchmark	26.77%	9.40%	9.76%
Total Returns for the period ended December 31, 2019
	Since Inception 10/31/19

Fund’s Class P	4.76%

S&P 500 Index	6.44%

Bloomberg Barclays US Aggregate Bond Index	0.41%

Portfolio Optimization Aggressive-Growth Composite Benchmark	5.35%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Aggressive-Growth Composite Benchmark. The Fund allocates primarily to domestic and international equity portfolios which are diversified across style (growth/value), market capitalization and region (which include allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintains exposure to select sectors such as publicly traded REITs as well as a small allocation to intermediate-term fixed income securities. Alternatives include a multicurrency portfolio.

From the broad asset class perspective, the Fund’s fixed income group outperformed the Bloomberg Barclays US Aggregate Bond Index. The domestic equity group lagged the S&P 500 Index, but the international equity group fared better than the MSCI EAFE Index (Net). Alternatives contributed positively to returns over the reporting period.

Among the Fund’s domestic equities group, value styles detracted from performance, as growth continued to outperform over the reporting period. Additionally, positive performance contributions from the Real Estate Portfolio, Mid-Cap Growth Portfolio and Mid-Cap Value Portfolio were offset by the underperformance that stemmed from the Mid-Cap Equity Portfolio and Large-Cap Growth Portfolio.

From the international equity group, much of the positive impact came from underlying managers, including the Emerging Markets Portfolio and International Large-Cap Portfolio. The growth bias of the International Large-Cap Portfolio provided some support over the reporting period, as foreign growth stocks also fared better than their value counterparts. However, the International Value Portfolio underperformed the MSCI EAFE Index (Net) and held back performance.

Much of the outperformance of the fixed income group stemmed from an exposure to riskier segments of the bond market. Exposure to high yield and emerging market bonds boosted performance over the reporting period. In terms of underlying manager performance, the Diversified Bond Portfolio outpaced its benchmark by a wide margin over the reporting period and solidly contributed to performance. On the other hand, the modest exposure to short duration bonds dragged on performance over the reporting period.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The underlying alternative strategies, which generally have a low correlation to the broad equity and fixed income markets, had a mixed impact on performance. The Currency Strategies Portfolio delivered a modest but positive return. However, the Equity Long/Short Portfolio and Global Absolute Return Portfolio struggled, and both underlying funds were removed from the lineup during the reporting period.

PSF DFA Balanced Allocation Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the PSF DFA Balanced Allocation Portfolio’s Class D returned 19.75%, compared to a 31.49% return for the S&P 500 Index, an 8.72% return for the Bloomberg Barclays US Aggregate Bond Index and a 20.81% return for the PSF DFA Balanced Allocation Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class D shares of the Fund to its benchmarks for the period from inception on April 29, 2016 through December 31, 2019. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2019 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	Since Inception (4/29/16)

Fund’s Class D	19.75%	8.33%

S&P 500 Index	31.49%	15.28%

Bloomberg Barclays US Aggregate Bond Index	8.72%	3.07%

PSF DFA Balanced Allocation Composite Benchmark	20.81%	9.39%

Total Returns for the period ended December 31, 2019
	Since Inception (10/31/19)

Fund’s Class P	3.53%

S&P 500 Index	6.44%

Bloomberg Barclays US Aggregate Bond Index	0.41%

PSF DFA Balanced Allocation Composite Benchmark	3.72%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class D underperformed the PSF DFA Balanced Allocation Composite Benchmark. The majority of the Fund was allocated to four quantitatively managed domestic equity strategies and two quantitatively driven international equity strategies. The Fund held its remaining allocation in quantitatively managed fixed income strategies during the reporting period.

From the broad asset class level, the domestic equity group underperformed the S&P 500 Index while the fixed income group outperformed the Bloomberg Barclays US Aggregate Bond Index over the reporting period. Additionally, the international equity group outpaced the MSCI EAFE Index (Net).

Among the domestic equity group, the DFA VA U.S. Targeted Value Portfolio detracted from performance over the reporting period because it had exposure to small-capitalization stocks, which underperformed large-capitalization stocks. Conversely, small-capitalization stocks outperformed large-capitalization stocks in foreign markets, leading to the DFA VA International Small Portfolio to contribute positively among the international equity group. The allocation to the domestic equity group was much larger than the allocation to the international equity group.

From the fixed income group, the DFA Intermediate-Term Extended Quality Portfolio was the largest contributor to performance over the reporting period. On the other hand, the DFA Short-Term Extended Quality Portfolio dragged on performance.

See explanation of benchmark definitions on A-53 – A-55

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Benchmark Definitions

Bloomberg Barclays 1-3 Year US Government/Credit Bond Index measures the performance of a subset of the Bloomberg Barclays US Aggregate Bond Index and includes investment grade U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg Barclays US Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Results include the reinvestment of all distributions.

Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the Bloomberg Barclays US Corporate High-Yield Bond Index that covers the U.S. dollar-denominated, high yield, fixed-rate corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. Results include the reinvestment of all distributions.

Bloomberg Barclays US Treasury Inflation-Protected Securities (TIPS) Index (also known as Bloomberg Barclays US Treasury Inflation-Linked Bond Index) is an index of all outstanding treasury inflation protected securities issued by the U.S. government. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenure of at least one year and are made by issuers domiciled in developed countries. Results include the reinvestment of all distributions.

Emerging Markets Debt Composite Benchmark is a composite benchmark that combines three emerging markets indices as follows: 50% J.P. Morgan EMBI Global Diversified, 25% J.P. Morgan ELMI+ and 25% J.P. Morgan GBI-EM Global Diversified. Results include the reinvestment of all distributions.

FTSE 1-Month U.S. Treasury Bill (T-Bill) Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Results include the reinvestment of all distributions.

ICE BofAML U.S. 3-Month Treasury Bill (T-Bill) Index (formerly named ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index) is an index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Local Markets Index Plus (ELMI+) is a performance benchmark for emerging markets money market instruments and tracks total returns for local-currency denominated money market instruments. The index consists of foreign exchange forward contracts laddered with maturities ranging from one to three months. Country weights are based on a trade-weighted allocation, with a maximum weight of 10% per country. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. This diversified index limits the exposure of some of the larger countries. Results include the reinvestment of all distributions.

J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified tracks total returns of emerging markets local currency denominated fixed income instruments. The instruments of the index are regularly traded, fixed-rate local sovereign bonds to which international investors can gain exposure. Country weights are based on a trade-weighted allocation, with a maximum weight of 10% per country. Results include the reinvestment of all distributions.

MSCI EAFE (Europe, Australasia, and Far East) Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2019, the MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of large- and mid-capitalization securities in emerging markets. As of December 31, 2019, the MSCI Emerging Markets Index (Net) consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI U.S. Real Estate Investment Trust (“REIT”) Index (Net) is a free float-adjusted market capitalization index that is comprised of equity REITs and represents approximately 99% of the U.S. REIT universe and securities that are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS®). The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Pacific Dynamix-Conservative Growth Composite Benchmark is 60% Bloomberg Barclays US Aggregate Bond; 30% S&P 500; and 10% MSCI World ex USA (Net) Indices. Results include the reinvestment of all distributions.

Pacific Dynamix-Moderate Growth Composite Benchmark is 45% S&P 500; 40% Bloomberg Barclays US Aggregate Bond; and 15% MSCI World ex USA (Net) Indices. Results include the reinvestment of all distributions.

Pacific Dynamix-Growth Composite Benchmark is 55% S&P 500; 25% MSCI World ex USA (Net); and 20% Bloomberg Barclays US Aggregate Bond Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Conservative Composite Benchmark is 73% Bloomberg Barclays US Aggregate Bond; 15% S&P 500; 7% ICE BofAML U.S. 3-Month T-Bill; and 5% MSCI EAFE (Net) Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Moderate-Conservative Composite Benchmark is 55% Bloomberg Barclays US Aggregate Bond; 30% S&P 500; 10% MSCI EAFE (Net); and 5% ICE BofAML U.S. 3-Month T-Bill Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Moderate Composite Benchmark is 43% Bloomberg Barclays US Aggregate Bond; 40% S&P 500; 15% MSCI EAFE (Net); and 2% ICE BofAML U.S. 3-Month T-Bill Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Growth Composite Benchmark is 55% S&P 500; 25% Bloomberg Barclays US Aggregate Bond; and 20% MSCI EAFE (Net) Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Aggressive-Growth Composite Benchmark is 65% S&P 500; 25% MSCI EAFE (Net); and 10% Bloomberg Barclays US Aggregate Bond Indices. Results include the reinvestment of all distributions.

PSF DFA Balanced Allocation Composite Benchmark is 45% S&P 500; 40% Bloomberg Barclays US Aggregate Bond; and 15% MSCI EAFE (Net) indices. Results include the reinvestment of all distributions.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher growth earning potential as defined by the index provider. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher growth earning potential as defined by the index provider. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 3000 Health Care Index measures the performance of companies involved in medical services or health care in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization. Results include the reinvestment of all distributions.

Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by the index provider. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Results include the reinvestment of all distributions.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include the reinvestment of all distributions.

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

S&P Developed Ex-U.S. SmallCap Index is an index which is comprised of the stocks representing the lowest 15% of float-adjusted market cap in each developed country, excluding the United States. Results include the reinvestment of all distributions.

S&P North American Technology Index is a modified-capitalization-weighted index that provides investors with a benchmark that represents U.S. securities classified under the GICS technology sector and internet retail sub-industry. Results include the reinvestment of all distributions.

Note:

The Russell 2000 Index and Russell 2000 Value Index (together, the “Index”) are a trademark of Frank Russell Company (“Russell”) and have been licensed for use by Pacific Select Fund. Neither Russell nor the London Stock Exchange Group companies (together the “Licensor Parties”) sponsor, endorse, sell or promote any portfolios of Pacific Select Fund, and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Small-Cap Index and Small-Cap Equity Portfolios are based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with Pacific Select Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Pacific Select Fund or to its clients. Each Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in either Index or (b) under any obligation to advise any person of any error therein. The Licensor Parties are the source and owner of the trademarks, service marks and copyrights related to each Russell® and FTSE index. No further distribution of a Russell or FTSE index is permitted without the Licensor Parties’ express written consent, and the Licensor Parties do not promote, sponsor or endorse the content of this communication. All other third-party trademarks and service marks belong to their respective owners.

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments

December 31, 2019

	Principal Amount	Value
CORPORATE BONDS & NOTES - 50.2%

Basic Materials - 0.3%

Barminco Finance Pty Ltd (Australia) 6.625% due 05/15/22 ~	$750,000	$771,000
Methanex Corp (Canada) 5.250% due 12/15/29	750,000	775,452

		1,546,452

Communications - 4.2%

AT&T Inc 5.250% due 03/01/37	3,250,000	3,880,205
CCO Holdings LLC 4.750% due 03/01/30 ~	1,500,000	1,532,820
Charter Communications Operating LLC
4.800% due 03/01/50	650,000	684,198
5.750% due 04/01/48	1,500,000	1,749,728
Diamond Sports Group LLC 5.375% due 08/15/26 ~	1,500,000	1,520,139
Discovery Communications LLC 5.300% due 05/15/49	1,500,000	1,775,665
Fox Corp 5.576% due 01/25/49 ~	1,200,000	1,526,292
Sprint Communications Inc 6.000% due 11/15/22	5,000,000	5,252,650
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	1,277,500	1,290,467
Verizon Communications Inc
3.010% (USD LIBOR + 1.100%) due 05/15/25 §	2,000,000	2,047,409
3.850% due 11/01/42	1,000,000	1,079,102
3.875% due 02/08/29	1,000,000	1,103,662

		23,442,337

Consumer, Cyclical - 7.5%

Air Canada Pass-Through Trust ‘A’ (Canada) 4.125% due 11/15/26 ~	2,319,960	2,469,952
American Airlines Pass-Through Trust ‘AA’ 3.575% due 07/15/29	2,142,177	2,254,117
3.600% due 03/22/29	1,585,046	1,673,956
American Airlines Pass-Through Trust ‘B’ 4.375% due 04/01/24	557,678	574,421
Beazer Homes USA Inc 7.250% due 10/15/29 ~	1,000,000	1,070,025
British Airways Pass-Through Trust ‘AA’ (United Kingdom) 3.300% due 06/15/34 ~	2,899,726	3,010,272
British Airways Pass-Through Trust ‘A’ (United Kingdom)
3.350% due 12/15/30 ~	1,400,000	1,443,325
4.625% due 12/20/25 ~	1,436,107	1,521,350
Continental Airlines Pass-Through Trust ‘A’ 4.000% due 04/29/26	1,398,818	1,478,026
Delta Air Lines Pass-Through Trust ‘AA’ 3.625% due 01/30/29	330,714	351,669
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500% due 02/15/23 ~	2,000,000	2,105,830
Ford Motor Credit Co LLC 5.584% due 03/18/24	1,650,000	1,785,907
General Motors Co 5.000% due 10/01/28	3,000,000	3,266,944
Hawaiian Airlines Pass-Through Certificates ‘A’ 3.900% due 07/15/27	1,050,377	1,065,266
JetBlue Pass-Through Trust ‘AA’ 2.750% due 11/15/33	1,000,000	1,013,722

	Principal Amount	Value
Lennar Corp 6.250% due 12/15/21	$2,000,000	$2,108,300
Marriott Ownership Resorts Inc 4.750% due 01/15/28 ~	1,050,000	1,077,927
Mattamy Group Corp (Canada) 6.500% due 10/01/25 ~	1,000,000	1,069,585
NCL Corp Ltd 3.625% due 12/15/24 ~	900,000	914,625
Nordstrom Inc
4.375% due 04/01/30	1,200,000	1,224,531
5.000% due 01/15/44	1,500,000	1,469,240
Six Flags Entertainment Corp 4.875% due 07/31/24 ~	2,000,000	2,076,670
United Airlines Pass-Through Trust ‘A’ 2.900% due 11/01/29	400,000	402,073
United Airlines Pass-Through Trust ‘AA’ 2.700% due 11/01/33	400,000	402,007
4.150% due 02/25/33	1,361,750	1,471,803
United Airlines Pass-Through Trust ‘B’ 3.650% due 04/07/27	994,444	1,008,836
4.750% due 10/11/23	1,769,290	1,827,682
US Airways Pass-Through Trust ‘A’ 4.625% due 12/03/26	1,180,198	1,275,067

		41,413,128

Consumer, Non-Cyclical - 6.1%

AbbVie Inc
3.200% due 11/21/29 ~	2,000,000	2,035,868
4.250% due 11/21/49 ~	1,000,000	1,056,939
Anheuser-Busch InBev Worldwide Inc (Belgium) 5.450% due 01/23/39	7,500,000	9,431,991
Bausch Health Cos Inc 6.500% due 03/15/22 ~	1,000,000	1,023,750
Cigna Corp 4.375% due 10/15/28	3,650,000	4,045,878
Constellation Brands Inc 3.500% due 05/09/27	1,000,000	1,044,378
General Mills Inc 2.600% due 10/12/22	2,000,000	2,030,256
Global Payments Inc
3.200% due 08/15/29	2,000,000	2,043,895
4.150% due 08/15/49	1,050,000	1,124,582
Humana Inc 3.125% due 08/15/29	1,250,000	1,275,876
Keurig Dr Pepper Inc 4.417% due 05/25/25	3,000,000	3,277,169
PayPal Holdings Inc 2.650% due 10/01/26	1,500,000	1,521,653
Takeda Pharmaceutical Co Ltd (Japan) 4.400% due 11/26/23	1,950,000	2,093,829
Teva Pharmaceutical Finance Netherlands III BV (Israel) 2.200% due 07/21/21	130,000	126,135
Verisk Analytics Inc 4.125% due 03/15/29	1,780,000	1,953,772

		34,085,971

Energy - 4.4%

Cheniere Corpus Christi Holdings LLC 3.700% due 11/15/29 ~	1,600,000	1,633,583
Concho Resources Inc 4.300% due 08/15/28	1,000,000	1,089,883
Diamondback Energy Inc
3.250% due 12/01/26	1,650,000	1,670,759
5.375% due 05/31/25	3,500,000	3,674,795
Energy Transfer Operating LP
4.200% due 04/15/27	1,000,000	1,047,007
4.750% due 01/15/26	3,000,000	3,247,964
EQM Midstream Partners LP 6.500% due 07/15/48	1,250,000	1,171,236

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Kinder Morgan Energy Partners LP
4.300% due 05/01/24	$3,000,000	$3,208,381
5.000% due 08/15/42	2,150,000	2,356,145
MPLX LP
5.200% due 12/01/47 ~	600,000	639,599
5.250% due 01/15/25 ~	2,000,000	2,099,392
6.875% due 02/15/23	750,000	757,500
Petroleos Mexicanos (Mexico)
6.350% due 02/12/48	1,400,000	1,355,809
6.840% due 01/23/30 ~	300,000	320,427

		24,272,480

Financial - 18.3%

American Tower Corp REIT 5.000% due 02/15/24	1,000,000	1,101,341
Avolon Holdings Funding Ltd (Ireland) 3.950% due 07/01/24 ~	1,350,000	1,408,523
Bank of America Corp
2.456% due 10/22/25	1,200,000	1,207,713
4.183% due 11/25/27	2,500,000	2,709,945
4.200% due 08/26/24	2,000,000	2,148,088
4.250% due 10/22/26	6,000,000	6,544,009
Boston Properties LP REIT
2.750% due 10/01/26	1,000,000	1,014,064
3.400% due 06/21/29	650,000	679,058
Citigroup Inc
4.400% due 06/10/25	2,250,000	2,445,395
4.600% due 03/09/26	2,400,000	2,641,866
Columbia Property Trust Operating Partnership LP REIT 4.150% due 04/01/25	1,250,000	1,316,184
Duke Realty LP REIT
3.250% due 06/30/26	1,000,000	1,035,853
3.750% due 12/01/24	2,000,000	2,125,501
Equinix Inc REIT 2.900% due 11/18/26	1,250,000	1,254,530
Essex Portfolio LP REIT 4.000% due 03/01/29	2,500,000	2,715,324
GLP Capital LP REIT 5.250% due 06/01/25	3,500,000	3,850,315
Healthcare Trust of America Holdings LP REIT 3.100% due 02/15/30	1,000,000	992,910
Healthpeak Properties Inc REIT 3.500% due 07/15/29	1,650,000	1,720,771
Host Hotels & Resorts LP REIT 3.375% due 12/15/29	1,150,000	1,161,662
JPMorgan Chase & Co
3.960% due 01/29/27	1,000,000	1,085,055
4.125% due 12/15/26	5,500,000	6,023,872
KeyCorp 2.550% due 10/01/29	1,500,000	1,466,545
Life Storage LP REIT 4.000% due 06/15/29	1,300,000	1,391,948
MassMutual Global Funding II 3.400% due 03/08/26 ~	2,000,000	2,107,663
Mid-America Apartments LP REIT 3.950% due 03/15/29	4,500,000	4,913,212
Mitsubishi UFJ Financial Group Inc (Japan) 2.665% due 07/25/22	3,250,000	3,297,468
Morgan Stanley
4.431% due 01/23/30	2,000,000	2,260,814
5.000% due 11/24/25	7,000,000	7,884,287
Nuveen LLC 4.000% due 11/01/28 ~	1,100,000	1,224,377
Park Aerospace Holdings Ltd (Ireland) 5.250% due 08/15/22 ~	1,250,000	1,335,265
Piedmont Operating Partnership LP REIT 4.450% due 03/15/24	2,200,000	2,345,569

	Principal Amount	Value
PNC Bank NA 2.700% due 10/22/29	$1,250,000	$1,249,047
Springleaf Finance Corp
5.375% due 11/15/29	400,000	418,260
6.125% due 03/15/24	1,600,000	1,755,984
Teachers Insurance & Annuity Association of America 4.270% due 05/15/47 ~	2,000,000	2,270,984
The Goldman Sachs Group Inc 3.500% due 11/16/26	2,000,000	2,103,552
The Howard Hughes Corp 5.375% due 03/15/25 ~	1,750,000	1,828,733
The Northwestern Mutual Life Insurance Co 3.625% due 09/30/59 ~	1,500,000	1,503,228
The PNC Financial Services Group Inc 3.500% due 01/23/24	2,400,000	2,527,230
UDR Inc REIT
2.950% due 09/01/26	1,500,000	1,526,915
3.200% due 01/15/30	800,000	818,106
Ventas Realty LP REIT
3.000% due 01/15/30	950,000	941,665
3.500% due 02/01/25	3,500,000	3,654,088
Wells Fargo & Co
4.100% due 06/03/26	2,500,000	2,695,803
4.400% due 06/14/46	2,500,000	2,866,104
Willis North America Inc 2.950% due 09/15/29	1,750,000	1,735,571

		101,304,397

Industrial - 3.2%

Allegion US Holding Co Inc 3.550% due 10/01/27	2,539,000	2,603,853
Masco Corp 7.750% due 08/01/29	950,000	1,234,185
Norbord Inc (Canada)
5.750% due 07/15/27 ~	1,500,000	1,560,521
6.250% due 04/15/23 ~	1,500,000	1,609,373
Owens-Brockway Glass Container Inc 5.000% due 01/15/22 ~	1,500,000	1,559,655
Penske Truck Leasing Co LP
3.450% due 07/01/24 ~	900,000	934,800
4.450% due 01/29/26 ~	1,500,000	1,616,913
Ryder System Inc 2.900% due 12/01/26	650,000	654,709
TransDigm Inc 6.250% due 03/15/26 ~	1,500,000	1,626,726
Waste Connections Inc 3.500% due 05/01/29	2,250,000	2,382,735
WRKCo Inc 4.200% due 06/01/32	1,650,000	1,808,734

		17,592,204

Technology - 2.2%

Apple Inc 3.750% due 09/12/47	1,000,000	1,111,991
Broadcom Inc 4.250% due 04/15/26 ~	3,000,000	3,189,941
Dell International LLC 4.900% due 10/01/26 ~	2,000,000	2,201,763
Fiserv Inc
3.500% due 07/01/29	2,100,000	2,208,517
4.400% due 07/01/49	1,000,000	1,136,487
Micron Technology Inc 4.185% due 02/15/27	1,250,000	1,338,202
NXP BV (Netherlands) 3.875% due 06/18/26 ~	1,000,000	1,061,119

		12,248,020

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Utilities - 4.0%

Avangrid Inc 3.800% due 06/01/29	$1,050,000	$1,113,664
Dominion Energy Inc 3.071% due 08/15/24	800,000	824,285
DPL Inc 4.350% due 04/15/29 ~	2,500,000	2,411,908
Edison International 4.125% due 03/15/28	1,000,000	1,025,786
Electricite de France SA (France) 4.500% due 09/21/28 ~	1,000,000	1,111,852
FirstEnergy Corp 4.850% due 07/15/47	1,250,000	1,484,702
IPALCO Enterprises Inc 3.700% due 09/01/24	1,750,000	1,810,381
Jersey Central Power & Light Co 4.300% due 01/15/26 ~	2,300,000	2,503,908
MidAmerican Energy Co 4.250% due 07/15/49	950,000	1,138,312
Nevada Power Co 3.700% due 05/01/29	3,000,000	3,248,177
NextEra Energy Operating Partners LP 4.250% due 07/15/24 ~	500,000	521,668
Oklahoma Gas & Electric Co 3.300% due 03/15/30	1,250,000	1,317,159
Public Service Co of Colorado 4.050% due 09/15/49	500,000	574,374
Southern California Edison Co 4.000% due 04/01/47	900,000	946,180
Talen Energy Supply LLC
6.500% due 06/01/25	750,000	642,259
6.625% due 01/15/28 ~	500,000	511,424
Vistra OperationS Co LLC 3.550% due 07/15/24 ~	1,000,000	1,013,192

		22,199,231

Total Corporate Bonds & Notes (Cost $262,603,841)		278,104,220

SENIOR LOAN NOTES - 14.8%

Communications - 1.6%

CSC Holdings LLC 2019 Term Loan B5 4.240% (USD LIBOR + 2.500%) due 04/15/27 §	1,500,000	1,510,000
NEP due 10/20/25 µ	997,481	980,856
Sprint Communications Inc Term B
4.313% (USD LIBOR + 2.500%) due 02/02/24 §	1,945,000	1,932,223
4.813% (USD LIBOR + 3.000%) due 02/02/24 §	2,475,000	2,471,877
Zayo Group LLC 4.049% (USD LIBOR + 2.250%) due 01/19/24 §	2,000,000	2,008,472

		8,903,428

Consumer, Cyclical - 4.7%

American Builders & Contractors Supply Co Inc 3.799% (USD LIBOR + 2.000%) due 01/15/27 §	1,995,000	2,004,353
Bass Pro Group LLC Term B 6.799% (USD LIBOR + 5.000%) due 09/25/24 §	981,156	978,948
Caesars Resort Collection LLC Term B 4.549% (USD LIBOR + 2.750%) due 12/23/24 §	2,474,747	2,481,622

	Principal Amount	Value
ClubCorp Holdings Inc Term B 4.695% (USD LIBOR + 2.750%) due 09/18/24 §	$998,194	$947,868
Golden Nugget Inc Term B 4.716% (USD LIBOR + 2.750%) due 10/04/23 §	3,760,782	3,779,158
Hilton Worldwide Finance LLC Term B2 4.154% (USD LIBOR + 1.750%) due 06/22/26 §	4,364,134	4,402,321
Marriott Ownership Resorts Inc Term B 3.549% (USD LIBOR + 1.750%) due 08/29/25 §	3,473,750	3,499,803
Restaurant Brands Term B4 (Canada) 3.549% (USD LIBOR + 1.750%) due 11/19/26 §	3,380,601	3,389,032
SeaWorld Parks & Entertainment Inc Term B5 4.799% (USD LIBOR + 3.000%) due 03/31/24 §	4,426,885	4,449,710

		25,932,815

Consumer, Non-Cyclical - 2.1%

Albertsons LLC Term B7 4.549% (USD LIBOR + 2.750%) due 11/17/25 §	1,398,428	1,412,934
Bausch Health Cos Inc Term B 4.740% (USD LIBOR + 3.000%) due 06/02/25 §	2,611,451	2,630,630
Financial & Risk US Holdings Inc 5.049% (USD LIBOR + 3.250%) due 10/01/25 §	994,975	1,004,510
Hearthside Food Solutions LLC due 05/23/25 µ	324,181	324,181
Term B due 05/23/25 µ	673,291	668,662
Sunshine Luxembourg VII SARL Term B1 (Luxembourg) 6.195% (USD LIBOR + 4.250%) due 10/01/26 §	1,250,000	1,263,505
US Foods Inc Term B 4.000% (USD LIBOR + 1.750%) due 06/27/23 §	4,391,987	4,412,379

		11,716,801

Financial - 1.5%

Avolon TLB Borrower 1 (US) LLC Term B3 (Ireland) 3.515% (USD LIBOR + 1.750%) due 01/15/25 §	1,767,194	1,780,448
Hub International Ltd Term B 4.690% (USD LIBOR + 2.750%) due 04/25/25 §	1,974,950	1,976,646
MGM Growth Properties Operating Partnership LP Term B 3.799% (USD LIBOR + 2.000%) due 03/21/25 §	727,013	731,492
USI Inc 4.945% (USD LIBOR + 3.000%) due 05/16/24 §	3,426,067	3,429,922

		7,918,508

Industrial - 4.2%

Advanced Disposal Services Inc Term B3 4.646% (USD LIBOR + 2.250%) due 11/10/23 §	3,405,341	3,423,431
Berry Global Inc Term Loan W 3.715% (USD LIBOR + 2.000%) due 10/01/22 §	2,000,000	2,010,536
Filtration Group Corp 4.799% (USD LIBOR + 3.000%) due 03/29/25 §	997,362	1,002,723

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Flex Acquisition Co Inc 5.099% (USD LIBOR + 3.000%) due 12/29/23 §	$2,230,069	$2,216,688
GFL Environmental Inc Term B (Canada) 5.522% (USD LIBOR + 3.000%) due 05/30/25 §	4,702,900	4,715,918
Hamilton Holdco LLC Term B 3.950% (USD LIBOR + 2.000%) due 01/02/27 §	1,995,000	1,999,988
Reynolds Group Holdings Inc 4.549% (USD LIBOR + 2.750%) due 02/05/23 §	3,026,149	3,039,861
The Hillman Group Inc Term B 5.799% (USD LIBOR + 4.000%) due 05/31/25 §	997,468	982,922
TransDigm Inc
Term E 4.299% (USD LIBOR + 2.500%) due 05/30/25 §	954,323	957,782
Term F 4.299% (USD LIBOR + 2.500%) due 06/09/23 §	2,895,851	2,908,520

		23,258,369

Technology - 0.6%

Vertafore Inc 5.049% (USD LIBOR + 3.250%) due 07/02/25 §	3,465,000	3,431,431

Utilities - 0.1%

Vistra Energy Corp Term B 3.487% (USD LIBOR + 1.750%) due 12/31/25 §	500,000	503,531

Total Senior Loan Notes (Cost $81,109,363)		81,664,883

MORTGAGE-BACKED SECURITIES - 0.8%

Fannie Mae - 0.8%

2.000% due 10/01/34 #	4,500,000	4,440,058

Total Mortgage-Backed Securities (Cost $4,431,797)		4,440,058

ASSET-BACKED SECURITIES - 15.9%

Ally Auto Receivables Trust 2.010% due 03/15/22	2,000,000	2,000,677
AmeriCredit Automobile Receivables Trust
2.240% due 06/19/23	650,000	651,064
2.400% due 05/18/22	900,000	901,359
2.690% due 06/19/23	700,000	706,915
2.710% due 08/18/22	750,000	754,650
2.930% due 06/20/22	2,344,412	2,352,509
2.970% due 11/20/23	1,850,000	1,872,389
3.130% due 02/18/25	950,000	967,330
3.360% due 02/18/25	1,000,000	1,026,069
Apidos CLO XXX (Cayman) 3.603% (USD LIBOR + 1.600%) due 10/18/31 § ~	2,000,000	1,974,460
Benefit Street Partners CLO X Ltd (Cayman)
3.141% (USD LIBOR + 1.140%) due 01/15/29 § ~	550,000	550,419
3.751% (USD LIBOR + 1.750%) due 01/15/29 § ~	250,000	249,761

	Principal Amount	Value
Buttermilk Park CLO Ltd (Cayman) 3.101% (USD LIBOR + 1.100%) due 10/15/31 § ~	$850,000	$845,866
Capital Auto Receivables Asset Trust
2.110% due 03/22/21	71,847	71,839
3.090% due 08/22/22 ~	900,000	908,042
CIFC Funding Ltd CLO (Cayman)
2.836% (USD LIBOR + 0.870%) due 04/19/29 § ~	2,000,000	1,991,270
3.616% (USD LIBOR + 1.650%) due 04/19/29 § ~	1,250,000	1,197,198
Citibank Credit Card Issuance Trust 2.510% (USD LIBOR + 0.770%) due 05/14/29 §	2,000,000	1,987,496
Dryden 33 Senior Loan Fund CLO (Cayman) 3.751% (USD LIBOR + 1.750%) due 04/15/29 § ~	1,000,000	1,000,681
Dryden 43 Senior Loan Fund CLO (Cayman) 3.716% (USD LIBOR + 1.750%) due 07/20/29 § ~	1,600,000	1,600,794
Dryden 55 CLO Ltd (Cayman) 3.901% (USD LIBOR + 1.900%) due 04/15/31 § ~	1,000,000	962,855
Dryden 58 CLO Ltd (Cayman) 3.502% (USD LIBOR + 1.500%) due 07/17/31 § ~	1,000,000	983,231
3.802% (USD LIBOR + 1.800%) due 07/17/31 § ~	1,000,000	961,645
Dryden 61 CLO Ltd (Cayman)
3.652% (USD LIBOR + 1.650%) due 01/17/32 § ~	1,250,000	1,239,943
4.052% (USD LIBOR + 2.050%) due 01/17/32 § ~	1,250,000	1,226,183
Dryden 64 CLO Ltd (Cayman) 3.403% (USD LIBOR + 1.400%) due 04/18/31 § ~	800,000	784,640
Dryden 75 CLO Ltd (Cayman) 3.701% (USD LIBOR + 1.700%) due 07/15/30 § ~	1,200,000	1,197,038
Ford Credit Auto Owner Trust
1.730% due 03/15/22	400,000	398,873
2.350% due 04/15/23	1,500,000	1,508,425
3.020% due 10/15/24	2,940,000	3,001,325
3.190% due 07/15/31 ~	3,000,000	3,120,454
Madison Park Funding XXIX CLO Ltd (Cayman) 3.753% (USD LIBOR + 1.750%) due 10/18/30 § ~	1,750,000	1,743,749
Madison Park Funding XXVIII CLO Ltd (Cayman)
3.601% (USD LIBOR + 1.600%) due 07/15/30 § ~	1,400,000	1,391,568
3.851% (USD LIBOR + 1.850%) due 07/15/30 § ~	600,000	586,387
Navient Private Education Refi Loan Trust 2.640% due 05/15/68 ~	1,000,000	992,595
Navient Student Loan Trust
2.140% (USD LIBOR + 0.400%) due 12/15/59 § ~	1,082,168	1,080,158
2.512% (USD LIBOR + 0.720%) due 03/25/67 § ~	1,000,000	980,759
3.390% due 12/15/59 ~	3,000,000	3,082,522
OCP CLO Ltd (Cayman) 2.756% (USD LIBOR + 0.820%) due 10/26/27 § ~	1,000,000	1,000,095
Octagon Investment Partners 25 Ltd CLO (Cayman) 3.166% (USD LIBOR + 1.200%) due 10/20/26 § ~	1,000,000	994,299

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
OneMain Financial Issuance Trust 2.370% due 09/14/32 ~	$1,947,407	$1,947,387
Palmer Square CLO Ltd (Cayman) 3.101% (USD LIBOR + 1.100%) due 07/16/31 § ~	1,000,000	997,497
Regatta X Funding Ltd CLO (Cayman) 3.122% (USD LIBOR + 1.120%) due 01/17/31 § ~	2,000,000	1,993,776
Regatta XIV Funding Ltd CLO (Cayman) 3.130% (USD LIBOR + 1.190%) due 10/25/31 § ~	1,700,000	1,691,068
Santander Drive Auto Receivables Trust
2.630% due 07/15/22	504,093	504,434
2.660% due 11/15/21	92,157	92,198
2.960% due 03/15/24	900,000	904,950
3.350% due 07/17/23	3,245,000	3,279,128
3.510% due 08/15/23	2,500,000	2,526,308
SLC Student Loan Trust
1.994% (USD LIBOR + 0.100%) due 09/15/26 §	934,058	931,714
2.004% (USD LIBOR + 0.110%) due 03/15/27 §	2,139,680	2,131,975
2.010% (USD LIBOR + 0.100%) due 02/15/25 §	239,419	239,300
SLM Student Loan Trust
2.490% (USD LIBOR + 0.550%) due 04/27/26 § ~	713,780	713,903
2.490% (USD LIBOR + 0.550%) due 10/25/64 § ~	2,000,000	1,967,679
SMB Private Education Loan Trust
2.040% (USD LIBOR + 0.300%) due 09/15/25 § ~	441,679	441,511
2.090% (USD LIBOR + 0.350%) due 02/16/26 § ~	1,938,410	1,937,500
2.340% due 09/15/34 ~	703,948	701,850
2.700% due 05/15/31 ~	906,400	909,399
2.820% due 10/15/35 ~	1,863,852	1,868,317
2.880% due 09/15/34 ~	1,954,789	1,963,252
3.440% due 07/15/36 ~	1,850,000	1,879,877
3.500% due 02/15/36 ~	1,200,000	1,244,432
3.600% due 01/15/37 ~	1,444,000	1,484,578
3.630% due 11/15/35 ~	1,100,000	1,144,949
Tiaa CLO III Ltd (Cayman) 3.151% (USD LIBOR + 1.150%) due 01/16/31 § ~	1,834,000	1,819,156
Verizon Owner Trust 1.680% due 05/20/21 ~	64,514	64,502
Voya CLO Ltd (Cayman) 3.196% (USD LIBOR + 1.230%) due 07/20/30 § ~	2,000,000	2,001,680

Total Asset-Backed Securities (Cost $87,943,166)		88,229,852

U.S. TREASURY OBLIGATIONS - 15.7%

U.S. Treasury Bonds - 5.2%

2.250% due 08/15/46	1,950,000	1,893,413
2.500% due 02/15/46	7,500,000	7,650,681
2.500% due 05/15/46	1,750,000	1,785,159
2.750% due 11/15/47	5,000,000	5,357,289
2.875% due 11/15/46	1,500,000	1,643,925
3.000% due 11/15/44	5,000,000	5,568,854
3.375% due 11/15/48	4,000,000	4,822,446

		28,721,767

	Principal Amount	Value
U.S. Treasury Notes - 10.5%

1.625% due 05/15/26	$9,000,000	$8,901,075
2.375% due 05/15/29	1,000,000	1,038,771
2.625% due 12/31/25	11,800,000	12,365,066
2.625% due 02/15/29	3,700,000	3,919,208
2.875% due 08/15/28	10,000,000	10,772,953
3.125% due 11/15/28	19,400,000	21,320,751

		58,317,824

Total U.S. Treasury Obligations (Cost $80,767,172)		87,039,591

FOREIGN GOVERNMENT BONDS & NOTES - 1.5%

Chile Government (Chile) 2.250% due 10/30/22	1,000,000	1,004,200
Export-Import Bank of Korea (South Korea) 2.250% due 01/21/20	1,000,000	1,000,145
Mexico Government (Mexico)
3.750% due 01/11/28	1,000,000	1,040,750
4.500% due 04/22/29	1,600,000	1,756,800
Province of British Columbia Canada (Canada) 2.000% due 10/23/22	1,500,000	1,510,807
Province of Ontario Canada (Canada) 1.875% due 05/21/20	2,000,000	2,000,190

Total Foreign Government Bonds & Notes (Cost $8,073,678)		8,312,892

SHORT-TERM INVESTMENT - 2.0%

Repurchase Agreement - 2.0%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $10,823,829; collateralized by U.S. Treasury Notes: 1.625% due 12/31/21 and value $11,043,788)	10,823,678	10,823,678

Total Short-Term Investment (Cost $10,823,678)		10,823,678

TOTAL INVESTMENTS - 100.9% (Cost $535,752,695)		558,615,174

OTHER ASSETS & LIABILITIES, NET - (0.9%)		(4,743,794)

NET ASSETS - 100.0%		$553,871,380

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	50.2%
Asset-Backed Securities	15.9%
U.S. Treasury Obligations	15.7%
Senior Loan Notes	14.8%
Others (each less than 3.0%)	4.3%

	100.9%
Other Assets & Liabilities, Net	(0.9%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$278,104,220	$-	$278,104,220	$-
	Senior Loan Notes	81,664,883	-	81,664,883	-
	Mortgage-Backed Securities	4,440,058	-	4,440,058	-
	Asset-Backed Securities	88,229,852	-	88,229,852	-
	U.S. Treasury Obligations	87,039,591	-	87,039,591	-
	Foreign Government Bonds & Notes	8,312,892	-	8,312,892	-
	Short-Term Investment	10,823,678	-	10,823,678	-

	Total	$558,615,174	$-	$558,615,174	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments

December 31, 2019

	Principal Amount	Value
CORPORATE BONDS & NOTES - 32.5%

Basic Materials - 1.6%

Alcoa Nederland Holding BV
6.125% due 05/15/28 ~	$260,000	$281,931
6.750% due 09/30/24 ~	640,000	674,931
7.000% due 09/30/26 ~	920,000	1,005,698
Anglo American Capital PLC (South Africa)
3.625% due 09/11/24 ~	500,000	518,595
3.750% due 04/10/22 ~	2,830,000	2,904,495
4.000% due 09/11/27 ~	1,080,000	1,131,422
4.750% due 04/10/27 ~	2,990,000	3,269,829
ArcelorMittal SA (Luxembourg)
3.600% due 07/16/24	2,130,000	2,186,903
4.550% due 03/11/26	1,350,000	1,433,297
6.125% due 06/01/25	2,100,000	2,412,222
6.250% due 02/25/22	740,000	797,877
7.000% due 10/15/39	740,000	901,505
Barrick Gold Corp (Canada) 5.250% due 04/01/42	340,000	405,400
Barrick North America Finance LLC (Canada)
5.700% due 05/30/41	1,983,000	2,444,019
5.750% due 05/01/43	1,500,000	1,908,131
BHP Billiton Finance USA Ltd (Australia)
2.875% due 02/24/22	214,000	218,139
5.000% due 09/30/43	1,220,000	1,560,030
6.750% due 10/19/75 ~	4,750,000	5,584,528
Equate Petrochemical BV (Kuwait) 4.250% due 11/03/26 ~	2,060,000	2,206,610
First Quantum Minerals Ltd (Zambia) 7.250% due 05/15/22 ~	2,000,000	2,012,960
Freeport-McMoRan Inc
3.550% due 03/01/22	99,000	100,414
3.875% due 03/15/23	40,000	40,813
4.550% due 11/14/24	120,000	127,100
5.450% due 03/15/43	4,000,000	4,150,400
Glencore Funding LLC (Switzerland)
2.875% due 04/16/20 ~	560,000	560,774
4.000% due 03/27/27 ~	4,880,000	5,071,094
4.125% due 05/30/23 ~	130,000	135,555
4.125% due 03/12/24 ~	7,010,000	7,341,058
4.625% due 04/29/24 ~	2,000,000	2,125,800
LyondellBasell Industries NV 6.000% due 11/15/21	490,000	520,528
Nutrien Ltd (Canada) 4.875% due 03/30/20	640,000	644,221
OCP SA (Morocco) 4.500% due 10/22/25 ~	1,600,000	1,715,694
Southern Copper Corp (Peru)
5.250% due 11/08/42	6,800,000	7,829,628
6.750% due 04/16/40	600,000	801,469
Syngenta Finance NV (Switzerland) 3.933% due 04/23/21 ~	2,590,000	2,634,251
Teck Resources Ltd (Canada) 6.000% due 08/15/40	90,000	100,426
Vale Overseas Ltd (Brazil) 6.875% due 11/21/36	1,193,000	1,554,998
Yamana Gold Inc (Brazil) 4.625% due 12/15/27	1,810,000	1,893,077

		71,205,822

Communications - 2.7%

Altice France SA (France) 7.375% due 05/01/26 ~	3,850,000	4,140,636
Amazon.com Inc
3.150% due 08/22/27	2,710,000	2,867,786
3.875% due 08/22/37	1,310,000	1,487,531
4.050% due 08/22/47	2,720,000	3,195,313
4.950% due 12/05/44	190,000	248,593

	Principal Amount	Value
AT&T Inc
3.000% due 02/15/22	$260,000	$265,185
3.400% due 05/15/25	9,480,000	9,937,072
4.350% due 06/15/45	2,875,000	3,100,117
4.450% due 05/15/21	390,000	402,678
6.250% due 03/29/41	450,000	586,531
CCO Holdings LLC
5.000% due 02/01/28 ~	940,000	988,100
5.125% due 05/01/27 ~	1,270,000	1,342,199
5.250% due 09/30/22	120,000	121,564
Charter Communications Operating LLC
3.579% due 07/23/20	1,970,000	1,982,711
4.200% due 03/15/28	2,890,000	3,079,815
5.375% due 04/01/38	2,870,000	3,288,999
5.750% due 04/01/48	2,070,000	2,414,625
6.384% due 10/23/35	270,000	340,547
6.484% due 10/23/45	650,000	811,770
6.834% due 10/23/55	370,000	482,983
Comcast Corp
3.150% due 03/01/26	420,000	440,238
3.950% due 10/15/25	4,600,000	5,020,323
4.150% due 10/15/28	8,990,000	10,120,812
4.250% due 10/15/30	2,390,000	2,730,887
4.700% due 10/15/48	401,000	494,278
5.650% due 06/15/35	290,000	381,262
6.500% due 11/15/35	1,530,000	2,167,432
CSC Holdings LLC 5.375% due 07/15/23 ~	5,240,000	5,381,925
Deutsche Telekom International Finance BV (Germany) 2.820% due 01/19/22 ~	710,000	720,581
DISH DBS Corp
5.875% due 11/15/24	3,711,000	3,799,916
7.750% due 07/01/26	760,000	806,542
Fox Corp
5.476% due 01/25/39 ~	1,450,000	1,773,047
5.576% due 01/25/49 ~	700,000	890,337
NBCUniversal Media LLC 4.375% due 04/01/21	680,000	701,350
Netflix Inc 5.375% due 02/01/21	380,000	392,730
Prosus NV (China) 4.850% due 07/06/27 ~	2,510,000	2,742,951
Sprint Capital Corp 8.750% due 03/15/32	200,000	243,120
Sprint Corp
7.250% due 09/15/21	910,000	963,981
7.625% due 02/15/25	910,000	1,000,863
7.875% due 09/15/23	130,000	143,704
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	350,000	353,553
Telecom Italia SPA (Italy) 5.303% due 05/30/24 ~	680,000	732,693
Telefonica Emisiones SA (Spain)
5.134% due 04/27/20	2,020,000	2,039,249
5.520% due 03/01/49	1,500,000	1,879,080
Time Warner Cable LLC
5.500% due 09/01/41	250,000	279,139
6.750% due 06/15/39	1,310,000	1,662,818
7.300% due 07/01/38	1,620,000	2,111,865
Time Warner Entertainment Co LP 8.375% due 07/15/33	990,000	1,387,283
UPCB Finance IV Ltd (Netherlands) 5.375% due 01/15/25 ~	740,000	762,263
Verizon Communications Inc
2.625% due 08/15/26	2,770,000	2,812,466
3.376% due 02/15/25	2,938,000	3,110,980
3.500% due 11/01/24	410,000	434,668
3.850% due 11/01/42	730,000	787,744
4.125% due 03/16/27	286,000	317,432

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
4.329% due 09/21/28	$715,000	$811,058
4.400% due 11/01/34	1,750,000	2,027,743
4.500% due 08/10/33	6,570,000	7,672,607
4.522% due 09/15/48	1,450,000	1,736,992
5.500% due 03/16/47	250,000	338,912
Virgin Media Secured Finance PLC (United Kingdom) 5.500% due 08/15/26 ~	200,000	210,465
Vodafone Group PLC (United Kingdom) 4.375% due 05/30/28	3,530,000	3,912,159

		117,382,203

Consumer, Cyclical - 1.2%

BMW US Capital LLC (Germany) 1.850% due 09/15/21 ~	440,000	439,066
Daimler Finance North America LLC (Germany) 2.450% due 05/18/20 ~	380,000	380,528
Delta Air Lines Inc 2.900% due 10/28/24	1,880,000	1,884,728
Ford Motor Co 4.750% due 01/15/43	480,000	425,494
Ford Motor Credit Co LLC
2.459% due 03/27/20	200,000	200,076
3.200% due 01/15/21	1,250,000	1,257,065
3.664% due 09/08/24	270,000	271,431
5.750% due 02/01/21	1,070,000	1,104,602
8.125% due 01/15/20	1,570,000	1,572,949
General Motors Co
5.150% due 04/01/38	440,000	449,888
5.950% due 04/01/49	1,450,000	1,605,677
6.250% due 10/02/43	570,000	639,809
General Motors Financial Co Inc
2.450% due 11/06/20	800,000	801,999
3.450% due 04/10/22	720,000	736,402
4.250% due 05/15/23	1,250,000	1,317,194
4.350% due 01/17/27	520,000	546,542
4.375% due 09/25/21	180,000	186,527
Hanesbrands Inc
4.625% due 05/15/24 ~	2,170,000	2,292,963
4.875% due 05/15/26 ~	690,000	731,814
Hilton Domestic Operating Co Inc 5.125% due 05/01/26	430,000	453,799
Hilton Worldwide Finance LLC
4.625% due 04/01/25	70,000	72,129
4.875% due 04/01/27	2,050,000	2,181,918
Las Vegas Sands Corp 3.200% due 08/08/24	6,350,000	6,555,119
Lennar Corp
4.500% due 04/30/24	1,160,000	1,227,669
4.750% due 05/30/25	200,000	215,417
4.750% due 11/29/27	2,150,000	2,320,603
5.000% due 06/15/27	130,000	141,420
McDonald’s Corp
3.500% due 03/01/27	1,160,000	1,238,890
3.700% due 01/30/26	2,560,000	2,761,655
3.800% due 04/01/28	740,000	808,924
New Red Finance Inc (Canada) 4.250% due 05/15/24 ~	3,260,000	3,348,297
Newell Brands Inc
3.850% due 04/01/23	989,000	1,027,756
4.200% due 04/01/26	10,000	10,426
QVC Inc 5.950% due 03/15/43	100,000	93,659
Sands China Ltd (Macau)
4.600% due 08/08/23	4,200,000	4,440,912
5.125% due 08/08/25	1,840,000	2,024,469
5.400% due 08/08/28	620,000	700,617
Toll Brothers Finance Corp 4.375% due 04/15/23	770,000	808,820

	Principal Amount	Value
VOC Escrow Ltd 5.000% due 02/15/28 ~	$1,320,000	$1,385,142
Walmart Inc 3.700% due 06/26/28	4,540,000	5,006,345

		53,668,740

Consumer, Non-Cyclical - 6.2%

Abbott Laboratories
3.750% due 11/30/26	1,845,000	2,016,173
4.750% due 11/30/36	1,700,000	2,124,582
4.900% due 11/30/46	1,560,000	2,049,629
AbbVie Inc
2.300% due 11/21/22 ~	7,590,000	7,631,299
2.600% due 11/21/24 ~	7,360,000	7,410,448
2.950% due 11/21/26 ~	1,590,000	1,616,226
3.200% due 11/21/29 ~	4,960,000	5,048,953
3.600% due 05/14/25	1,600,000	1,688,708
Aetna Inc 2.800% due 06/15/23	540,000	548,746
Allergan Funding SCS
3.450% due 03/15/22	1,420,000	1,452,462
3.800% due 03/15/25	2,080,000	2,185,218
Altria Group Inc
3.490% due 02/14/22	850,000	874,623
3.800% due 02/14/24	940,000	989,251
4.400% due 02/14/26	5,780,000	6,279,281
4.750% due 05/05/21	2,980,000	3,088,432
4.800% due 02/14/29	2,880,000	3,208,637
5.800% due 02/14/39	2,100,000	2,469,709
5.950% due 02/14/49	3,810,000	4,613,052
6.200% due 02/14/59	680,000	808,981
Amgen Inc
2.125% due 05/01/20	420,000	420,178
3.625% due 05/22/24	590,000	623,568
4.663% due 06/15/51	289,000	339,926
Anheuser-Busch Cos LLC (Belgium)
3.650% due 02/01/26	1,450,000	1,545,780
4.900% due 02/01/46	4,780,000	5,661,759
Anheuser-Busch InBev Finance Inc (Belgium) 3.300% due 02/01/23	5,025,000	5,205,289
Anheuser-Busch InBev Worldwide Inc (Belgium)
2.500% due 07/15/22	743,000	756,159
4.000% due 04/13/28	1,160,000	1,276,084
4.150% due 01/23/25	2,710,000	2,950,115
4.750% due 01/23/29	850,000	984,766
5.550% due 01/23/49	1,370,000	1,777,267
Anthem Inc
2.950% due 12/01/22	490,000	501,299
3.125% due 05/15/22	3,300,000	3,382,490
3.350% due 12/01/24	560,000	584,385
3.650% due 12/01/27	1,830,000	1,937,263
3.700% due 08/15/21	220,000	225,100
BAT Capital Corp (United Kingdom)
3.557% due 08/15/27	9,180,000	9,369,883
4.540% due 08/15/47	5,450,000	5,474,962
Bausch Health Americas Inc 9.250% due 04/01/26 ~	670,000	770,801
Bausch Health Cos Inc 9.000% due 12/15/25 ~	880,000	1,002,936
Becton Dickinson & Co
3.363% due 06/06/24	4,810,000	5,010,520
3.734% due 12/15/24	993,000	1,052,446
4.685% due 12/15/44	813,000	950,106
Bristol-Myers Squibb Co
2.250% due 08/15/21 ~	1,680,000	1,690,367
2.600% due 05/16/22 ~	2,260,000	2,297,320
2.900% due 07/26/24 ~	4,520,000	4,666,334
3.200% due 06/15/26 ~	3,290,000	3,452,766

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
3.400% due 07/26/29 ~	$1,530,000	$1,636,404
3.550% due 08/15/22 ~	910,000	945,642
3.625% due 05/15/24 ~	500,000	528,327
3.875% due 08/15/25 ~	1,440,000	1,557,797
5.000% due 08/15/45 ~	2,660,000	3,410,392
5.250% due 08/15/43 ~	320,000	415,053
Centene Corp
4.750% due 05/15/22	660,000	674,375
4.750% due 01/15/25 ~	150,000	156,122
5.375% due 06/01/26 ~	410,000	435,871
6.125% due 02/15/24	1,270,000	1,319,212
Cigna Corp
3.400% due 09/17/21	1,310,000	1,341,189
3.750% due 07/15/23	4,490,000	4,709,670
4.125% due 11/15/25	1,010,000	1,096,331
4.375% due 10/15/28	6,210,000	6,883,534
4.900% due 12/15/48	1,000,000	1,195,712
CommonSpirit Health 4.350% due 11/01/42	420,000	431,042
Constellation Brands Inc 4.250% due 05/01/23	590,000	627,116
Cott Holdings Inc (Canada) 5.500% due 04/01/25 ~	1,530,000	1,602,040
CVS Health Corp
2.750% due 12/01/22	2,160,000	2,195,186
3.350% due 03/09/21	643,000	653,694
3.700% due 03/09/23	1,930,000	2,010,354
3.875% due 07/20/25	1,278,000	1,360,919
4.100% due 03/25/25	3,680,000	3,949,765
4.300% due 03/25/28	15,970,000	17,441,244
5.050% due 03/25/48	4,980,000	5,893,151
5.125% due 07/20/45	1,440,000	1,706,167
CVS Pass-Through Trust
5.298% due 01/11/27 ~	462,658	494,362
6.036% due 12/10/28	2,353,736	2,628,547
Danone SA (France)
2.077% due 11/02/21 ~	2,540,000	2,542,590
2.589% due 11/02/23 ~	4,030,000	4,093,433
DaVita Inc 5.000% due 05/01/25	10,000	10,308
Diageo Investment Corp (United Kingdom) 2.875% due 05/11/22	3,620,000	3,692,639
DP World PLC (United Arab Emirates) 5.625% due 09/25/48 ~	3,360,000	3,893,027
Fresenius Medical Care US Finance II Inc (Germany)
4.125% due 10/15/20 ~	1,080,000	1,090,818
5.875% due 01/31/22 ~	1,160,000	1,241,191
Gilead Sciences Inc
2.550% due 09/01/20	530,000	532,312
3.650% due 03/01/26	1,660,000	1,786,421
4.750% due 03/01/46	2,400,000	2,882,012
GlaxoSmithKline Capital PLC (United Kingdom) 2.850% due 05/08/22	140,000	143,065
HCA Inc
4.500% due 02/15/27	110,000	118,683
4.750% due 05/01/23	720,000	771,447
5.000% due 03/15/24	1,333,000	1,457,425
5.250% due 06/15/26	180,000	201,734
5.375% due 02/01/25	827,000	916,246
5.375% due 09/01/26	660,000	736,741
5.500% due 06/15/47	640,000	734,716
5.625% due 09/01/28	130,000	148,389
5.875% due 02/15/26	320,000	364,474
Humana Inc
3.150% due 12/01/22	970,000	995,545
3.950% due 03/15/27	2,781,000	2,992,089
4.625% due 12/01/42	1,090,000	1,226,064
4.800% due 03/15/47	130,000	152,146
4.950% due 10/01/44	610,000	719,688

	Principal Amount	Value
Johnson & Johnson 3.625% due 03/03/37	$3,810,000	$4,204,339
Kraft Heinz Foods Co
3.000% due 06/01/26	1,910,000	1,910,069
3.950% due 07/15/25	630,000	666,941
Lamb Weston Holdings Inc 4.875% due 11/01/26 ~	1,410,000	1,497,208
Mars Inc
2.700% due 04/01/25 ~	1,590,000	1,626,565
3.200% due 04/01/30 ~	850,000	899,738
Medtronic Inc 3.500% due 03/15/25	1,405,000	1,505,584
Molson Coors Brewing Co 3.500% due 05/01/22	500,000	513,975
Pernod Ricard SA (France) 4.450% due 01/15/22 ~	3,840,000	4,016,930
Philip Morris International Inc
2.500% due 08/22/22	2,560,000	2,592,492
2.500% due 11/02/22	2,670,000	2,708,945
2.900% due 11/15/21	1,460,000	1,485,975
Prime Security Services Borrower LLC 5.750% due 04/15/26 ~	1,260,000	1,371,830
Reynolds American Inc (United Kingdom)
3.250% due 06/12/20	974,000	978,509
5.850% due 08/15/45	1,090,000	1,249,627
Service Corp International 7.500% due 04/01/27	510,000	623,652
Spectrum Brands Inc
5.000% due 10/01/29 ~	100,000	103,535
5.750% due 07/15/25	700,000	732,382
Teva Pharmaceutical Finance Co BV (Israel) 2.950% due 12/18/22	290,000	277,466
Teva Pharmaceutical Finance IV BV (Israel) 3.650% due 11/10/21	990,000	970,764
Teva Pharmaceutical Finance Netherlands III BV (Israel)
2.200% due 07/21/21	5,060,000	4,909,566
2.800% due 07/21/23	2,070,000	1,924,241
7.125% due 01/31/25 ~	2,430,000	2,501,163
United Rentals North America Inc
3.875% due 11/15/27	1,190,000	1,217,132
5.500% due 07/15/25	820,000	853,741
5.500% due 05/15/27	800,000	859,036
6.500% due 12/15/26	350,000	385,319
UnitedHealth Group Inc
2.700% due 07/15/20	1,600,000	1,606,803
2.875% due 12/15/21	1,130,000	1,152,601
3.700% due 08/15/49	950,000	1,020,419
3.750% due 07/15/25	820,000	885,556
3.875% due 10/15/20	430,000	434,391
3.875% due 12/15/28	1,640,000	1,814,851
3.875% due 08/15/59	1,400,000	1,510,860
5.700% due 10/15/40	10,000	13,193
5.800% due 03/15/36	860,000	1,141,186

		272,923,284

Energy - 4.9%

Antero Resources Corp 5.375% due 11/01/21	680,000	648,725
Apache Corp
3.250% due 04/15/22	387,000	394,300
4.250% due 01/15/44	3,240,000	2,985,784
4.375% due 10/15/28	4,795,000	5,010,119
4.750% due 04/15/43	1,000,000	965,586
6.000% due 01/15/37	562,000	626,250
Blue Racer Midstream LLC 6.125% due 11/15/22 ~	770,000	755,971
BP Capital Markets America Inc
3.119% due 05/04/26	1,990,000	2,078,939
3.216% due 11/28/23	960,000	1,000,118
3.410% due 02/11/26	5,590,000	5,954,670

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
BP Capital Markets PLC (United Kingdom)
3.506% due 03/17/25	$520,000	$553,510
3.535% due 11/04/24	350,000	372,524
3.561% due 11/01/21	220,000	226,863
Cameron LNG LLC
2.902% due 07/15/31 ~	690,000	691,444
3.302% due 01/15/35 ~	2,220,000	2,241,185
Cimarex Energy Co
3.900% due 05/15/27	4,400,000	4,551,535
4.375% due 06/01/24	240,000	253,479
4.375% due 03/15/29	1,040,000	1,100,765
CNOOC Finance LLC (China) 3.500% due 05/05/25	4,960,000	5,187,437
Concho Resources Inc
4.300% due 08/15/28	4,380,000	4,773,690
4.375% due 01/15/25	1,630,000	1,683,657
ConocoPhillips 6.500% due 02/01/39	370,000	538,702
Continental Resources Inc
3.800% due 06/01/24	930,000	962,043
4.375% due 01/15/28	2,680,000	2,851,210
4.500% due 04/15/23	1,840,000	1,922,744
DCP Midstream Operating LP 6.450% due 11/03/36 ~	450,000	474,046
Devon Energy Corp
4.750% due 05/15/42	70,000	78,007
5.000% due 06/15/45	6,440,000	7,464,305
5.600% due 07/15/41	1,240,000	1,506,726
Diamondback Energy Inc 5.375% due 05/31/25	630,000	661,463
Ecopetrol SA (Colombia) 5.875% due 05/28/45	3,980,000	4,705,096
Energy Transfer Operating LP
4.950% due 06/15/28	400,000	438,153
5.250% due 04/15/29	50,000	56,158
6.250% due 04/15/49	160,000	192,827
Energy Transfer Partners LP
4.500% due 11/01/23	520,000	550,875
5.875% due 03/01/22	1,770,000	1,878,419
Enterprise Products Operating LLC
4.150% due 10/16/28	4,710,000	5,202,324
4.200% due 01/31/50	1,000,000	1,074,307
4.800% due 02/01/49	1,000,000	1,172,848
4.850% due 03/15/44	420,000	487,869
7.550% due 04/15/38	360,000	521,652
EOG Resources Inc 4.150% due 01/15/26	1,370,000	1,505,646
Exxon Mobil Corp
3.043% due 03/01/26	2,840,000	2,978,983
4.114% due 03/01/46	3,750,000	4,399,088
Halliburton Co 3.800% due 11/15/25	3,250,000	3,468,803
KazMunayGas National Co JSC (Kazakhstan)
5.375% due 04/24/30 ~	310,000	360,174
6.375% due 10/24/48 ~	1,500,000	1,935,360
Kinder Morgan Energy Partners LP
3.500% due 03/01/21	750,000	760,419
3.500% due 09/01/23	1,410,000	1,462,888
6.850% due 02/15/20	2,180,000	2,191,065
Kinder Morgan Inc
4.300% due 03/01/28	820,000	894,286
5.000% due 02/15/21 ~	1,720,000	1,770,726
5.550% due 06/01/45	210,000	251,398
MPLX LP
4.500% due 04/15/38	2,070,000	2,105,012
4.700% due 04/15/48	450,000	457,958
4.800% due 02/15/29	2,770,000	3,038,846
4.875% due 12/01/24	1,670,000	1,815,097
5.500% due 02/15/49	2,810,000	3,187,878

	Principal Amount	Value
Noble Energy Inc
3.850% due 01/15/28	$1,880,000	$1,985,877
4.950% due 08/15/47	620,000	686,372
5.250% due 11/15/43	770,000	866,607
6.000% due 03/01/41	370,000	446,394
Oasis Petroleum Inc
6.875% due 03/15/22	410,000	395,650
6.875% due 01/15/23	495,000	485,100
Occidental Petroleum Corp
2.600% due 08/13/21	1,310,000	1,319,873
2.700% due 08/15/22	1,870,000	1,889,703
2.900% due 08/15/24	3,260,000	3,313,857
3.000% due 02/15/27	1,010,000	1,012,373
3.125% due 02/15/22	1,350,000	1,373,945
3.400% due 04/15/26	1,890,000	1,940,283
4.100% due 02/15/47	2,420,000	2,349,248
4.200% due 03/15/48	1,200,000	1,190,285
4.400% due 04/15/46	600,000	606,807
4.625% due 06/15/45	1,280,000	1,322,594
4.850% due 03/15/21	924,000	951,866
5.550% due 03/15/26	4,230,000	4,803,584
6.450% due 09/15/36	1,610,000	1,976,994
6.600% due 03/15/46	6,070,000	7,812,438
7.875% due 09/15/31	2,702,000	3,625,071
Petrobras Global Finance BV (Brazil)
5.299% due 01/27/25	13,551,000	14,805,755
5.750% due 02/01/29	2,000,000	2,259,500
6.250% due 03/17/24	2,350,000	2,638,404
7.250% due 03/17/44	3,430,000	4,172,372
7.375% due 01/17/27	1,440,000	1,759,464
Petroleos Mexicanos (Mexico)
6.375% due 01/23/45	520,000	501,974
6.625% due 06/15/35	160,000	164,470
6.875% due 08/04/26	4,810,000	5,295,317
QEP Resources Inc 6.875% due 03/01/21	660,000	685,014
Range Resources Corp
4.875% due 05/15/25	920,000	788,900
5.000% due 03/15/23	4,040,000	3,726,132
5.875% due 07/01/22	90,000	89,578
Sabine Pass Liquefaction LLC 5.750% due 05/15/24	1,030,000	1,148,923
Schlumberger Holdings Corp 3.900% due 05/17/28 ~	1,732,000	1,844,510
Shell International Finance BV (Netherlands)
2.875% due 05/10/26	790,000	818,474
4.375% due 03/25/20	4,150,000	4,172,192
4.375% due 05/11/45	2,050,000	2,451,689
4.550% due 08/12/43	1,200,000	1,463,834
Sinopec Group Overseas Development Ltd (China) 4.375% due 04/10/24 ~	2,510,000	2,712,382
Targa Resources Partners LP
4.250% due 11/15/23	510,000	516,163
5.375% due 02/01/27	180,000	187,083
5.500% due 03/01/30 ~	540,000	555,525
5.875% due 04/15/26	250,000	266,094
6.500% due 07/15/27 ~	530,000	581,331
6.875% due 01/15/29 ~	270,000	300,200
The Williams Cos Inc
3.750% due 06/15/27	1,530,000	1,595,397
5.250% due 03/15/20	910,000	915,400
7.500% due 01/15/31	6,475,000	8,443,668
7.750% due 06/15/31	100,000	133,261
Western Midstream Operating LP 4.650% due 07/01/26	990,000	1,013,588
WPX Energy Inc
6.000% due 01/15/22	60,000	62,269
8.250% due 08/01/23	3,290,000	3,793,090

		217,596,826

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Financial - 12.3%

ABN AMRO Bank NV (Netherlands)
2.450% due 06/04/20 ~	$810,000	$811,497
4.750% due 07/28/25 ~	2,220,000	2,423,597
AerCap Ireland Capital DAC (Ireland)
4.500% due 05/15/21	1,010,000	1,042,501
5.000% due 10/01/21	875,000	917,447
Ambac Assurance Corp 5.100% due 06/07/20 ~	111,048	164,672
Ambac LSNI LLC (Cayman) 6.945% (USD LIBOR + 5.000%) due 02/12/23 § ~	436,770	443,319
American Express Credit Corp 2.375% due 05/26/20	1,930,000	1,932,441
American International Group Inc 3.750% due 07/10/25	2,610,000	2,792,896
Banco Santander SA (Spain)
3.121% (USD LIBOR + 1.120%) due 04/12/23 §	1,000,000	1,007,046
3.848% due 04/12/23	3,200,000	3,338,154
4.379% due 04/12/28	4,800,000	5,253,108
Bank of America Corp
3.004% due 12/20/23	8,404,000	8,610,665
3.300% due 01/11/23	3,190,000	3,299,184
3.419% due 12/20/28	12,274,000	12,881,968
3.500% due 04/19/26	5,410,000	5,752,568
3.550% due 03/05/24	3,370,000	3,499,157
3.593% due 07/21/28	1,290,000	1,366,988
3.974% due 02/07/30	3,230,000	3,551,009
4.000% due 04/01/24	2,280,000	2,442,840
4.125% due 01/22/24	11,745,000	12,639,981
4.200% due 08/26/24	4,930,000	5,295,038
4.330% due 03/15/50	3,330,000	3,992,283
4.450% due 03/03/26	660,000	724,848
5.000% due 01/21/44	370,000	481,510
6.100% due 03/17/25	130,000	144,887
Bank of Montreal (Canada) 3.803% due 12/15/32	550,000	574,117
Banque Federative du Credit Mutuel SA (France) 2.200% due 07/20/20 ~	1,130,000	1,131,114
Barclays PLC (United Kingdom)
4.972% due 05/16/29	6,976,000	7,862,491
5.088% due 06/20/30	3,010,000	3,355,446
Berkshire Hathaway Finance Corp 4.250% due 01/15/49	3,420,000	4,050,421
BNP Paribas SA (France)
3.375% due 01/09/25 ~	910,000	944,885
4.375% due 03/01/33 ~	970,000	1,047,518
4.400% due 08/14/28 ~	6,280,000	6,975,608
4.625% due 03/13/27 ~	1,110,000	1,213,876
4.705% due 01/10/25 ~	6,470,000	7,006,817
5.198% due 01/10/30 ~	6,470,000	7,604,687
BPCE SA (France) 5.150% due 07/21/24 ~	1,370,000	1,503,460
Chubb INA Holdings Inc
2.300% due 11/03/20	950,000	953,438
3.350% due 05/03/26	440,000	467,841
CIT Group Inc
4.750% due 02/16/24	910,000	972,562
5.250% due 03/07/25	930,000	1,024,939
Citigroup Inc
3.500% due 05/15/23	2,380,000	2,477,347
3.980% due 03/20/30	6,000,000	6,564,128
4.075% due 04/23/29	5,400,000	5,916,810
4.400% due 06/10/25	4,900,000	5,325,526
4.450% due 09/29/27	5,200,000	5,727,181
4.650% due 07/30/45	3,761,000	4,665,449
4.650% due 07/23/48	2,500,000	3,121,554
4.750% due 05/18/46	440,000	528,039

	Principal Amount	Value
5.300% due 05/06/44	$240,000	$306,335
5.500% due 09/13/25	4,580,000	5,235,678
5.950% due 01/30/23	1,820,000	1,928,317
5.950% due 05/15/25	6,020,000	6,574,472
6.300% due 05/15/24	3,460,000	3,751,626
6.625% due 06/15/32	480,000	646,688
6.675% due 09/13/43	580,000	848,506
8.125% due 07/15/39	200,000	334,691
Cooperatieve Rabobank UA (Netherlands)
2.250% due 01/14/20	1,230,000	1,230,080
4.375% due 08/04/25	6,300,000	6,835,195
4.625% due 12/01/23	5,190,000	5,631,794
4.750% due 01/15/20 ~	2,140,000	2,141,876
5.250% due 08/04/45	870,000	1,111,502
Credit Suisse Group AG (Switzerland)
2.593% due 09/11/25 ~	250,000	250,866
3.869% due 01/12/29 ~	810,000	862,804
Credit Suisse Group Funding Guernsey Ltd (Switzerland) 4.550% due 04/17/26	440,000	488,386
Danske Bank AS (Denmark)
3.001% due 09/20/22 ~	1,750,000	1,763,940
3.244% due 12/20/25 ~	800,000	809,464
5.000% due 01/12/22 ~	4,450,000	4,672,204
5.375% due 01/12/24 ~	4,050,000	4,447,053
GE Capital International Funding Co Unlimited Co
3.373% due 11/15/25	2,577,000	2,684,379
2.342% due 11/15/20	16,985,000	17,001,378
Goldman Sachs Capital II 4.000% (USD LIBOR + 0.768%) due 01/31/20 §	398,000	348,855
HSBC Bank USA NA
4.875% due 08/24/20	1,750,000	1,780,343
7.000% due 01/15/39	1,240,000	1,809,472
HSBC Holdings PLC (United Kingdom)
3.400% due 03/08/21	8,230,000	8,360,713
3.973% due 05/22/30	4,800,000	5,172,965
4.250% due 03/14/24	3,300,000	3,506,019
4.250% due 08/18/25	4,460,000	4,769,387
4.583% due 06/19/29	7,670,000	8,572,464
6.375% due 09/17/24	880,000	947,729
6.500% due 03/23/28	5,190,000	5,713,671
International Lease Finance Corp
5.875% due 08/15/22	910,000	991,267
8.625% due 01/15/22	1,940,000	2,182,724
Intesa Sanpaolo SPA (Italy)
3.125% due 07/14/22 ~	2,100,000	2,127,808
3.375% due 01/12/23 ~	1,040,000	1,057,570
5.017% due 06/26/24 ~	10,470,000	11,000,111
5.710% due 01/15/26 ~	350,000	378,805
JPMorgan Chase & Co
2.550% due 03/01/21	600,000	604,659
3.875% due 09/10/24	4,840,000	5,180,955
4.023% due 12/05/24	4,730,000	5,043,841
4.203% due 07/23/29	3,010,000	3,358,136
4.250% due 10/15/20	3,230,000	3,287,669
4.250% due 10/01/27	870,000	962,889
4.350% due 08/15/21	690,000	716,573
4.452% due 12/05/29	7,410,000	8,428,331
4.500% due 01/24/22	2,310,000	2,425,472
4.950% due 06/01/45	5,380,000	6,845,319
KKR Group Finance Co II LLC 5.500% due 02/01/43 ~	350,000	427,710
Lloyds Bank PLC (United Kingdom) 2.700% due 08/17/20	380,000	381,708
Lloyds Banking Group PLC (United Kingdom)
3.900% due 03/12/24	1,910,000	2,016,632
4.375% due 03/22/28	1,960,000	2,160,578
4.500% due 11/04/24	3,000,000	3,207,763

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Mitsubishi UFJ Financial Group Inc (Japan) 2.998% due 02/22/22	$2,090,000	$2,129,841
Morgan Stanley
3.737% due 04/24/24	2,230,000	2,330,617
3.772% due 01/24/29	200,000	215,188
4.431% due 01/23/30	170,000	192,169
5.500% due 07/24/20	350,000	357,095
Nordea Bank AB (Finland) 4.875% due 05/13/21 ~	7,870,000	8,160,498
Nuveen LLC 4.000% due 11/01/28 ~	1,500,000	1,669,605
Park Aerospace Holdings Ltd (Ireland)
4.500% due 03/15/23 ~	260,000	272,978
5.250% due 08/15/22 ~	1,500,000	1,602,318
5.500% due 02/15/24 ~	630,000	692,471
Reliance Standard Life Global Funding II 2.500% due 01/15/20 ~	640,000	640,036
Royal Bank of Canada (Canada)
2.150% due 10/26/20	1,670,000	1,673,331
3.200% due 04/30/21	1,740,000	1,771,130
Royal Bank of Scotland Group PLC (United Kingdom)
4.519% due 06/25/24	200,000	212,438
4.892% due 05/18/29	780,000	881,932
5.076% due 01/27/30	500,000	574,878
5.125% due 05/28/24	6,260,000	6,781,696
6.000% due 12/19/23	4,240,000	4,715,107
6.100% due 06/10/23	3,870,000	4,260,842
6.125% due 12/15/22	1,910,000	2,090,723
Santander UK Group Holdings PLC (United Kingdom) 5.625% due 09/15/45 ~	610,000	753,128
Santander UK PLC (United Kingdom)
2.375% due 03/16/20	990,000	990,586
5.000% due 11/07/23 ~	825,000	888,378
Standard Chartered PLC (United Kingdom) 3.446% (USD LIBOR + 1.510%) due 01/30/27 § ~	3,900,000	3,359,928
Sumitomo Mitsui Financial Group Inc (Japan) 2.058% due 07/14/21	2,320,000	2,323,391
Svenska Handelsbanken AB (Sweden) 3.350% due 05/24/21	1,830,000	1,866,160
Teachers Insurance & Annuity Association of America 6.850% due 12/16/39 ~	132,000	192,231
The Goldman Sachs Group Inc
3.200% due 02/23/23	1,780,000	1,830,366
3.500% due 11/16/26	2,430,000	2,555,815
3.625% due 02/20/24	3,000,000	3,148,678
3.814% due 04/23/29	9,000	9,648
3.850% due 07/08/24	1,690,000	1,787,060
4.223% due 05/01/29	1,060,000	1,168,170
4.250% due 10/21/25	4,270,000	4,636,544
4.750% due 10/21/45	5,900,000	7,191,696
5.150% due 05/22/45	3,480,000	4,272,080
5.250% due 07/27/21	2,570,000	2,697,209
5.750% due 01/24/22	400,000	429,363
5.950% due 01/15/27	1,733,000	2,069,874
6.000% due 06/15/20	6,360,000	6,472,754
6.250% due 02/01/41	6,880,000	9,623,281
6.750% due 10/01/37	2,145,000	2,977,002
The Toronto-Dominion Bank (Canada) 3.250% due 06/11/21	2,100,000	2,144,780
UBS Group AG (Switzerland)
3.491% due 05/23/23 ~	5,620,000	5,783,608
4.125% due 09/24/25 ~	2,340,000	2,545,210
4.253% due 03/23/28 ~	3,590,000	3,924,620
7.000% due 01/31/24 ~	9,670,000	10,576,562
UniCredit SPA (Italy) 6.572% due 01/14/22 ~	5,390,000	5,788,487

	Principal Amount	Value
US Bank NA 3.150% due 04/26/21	$2,220,000	$2,255,487
Visa Inc
3.150% due 12/14/25	3,940,000	4,164,146
4.300% due 12/14/45	3,020,000	3,719,120
Wachovia Capital Trust III 5.570% (USD LIBOR + 0.930%) due 01/31/20 §	6,220,000	6,276,104
WEA Finance LLC REIT (France) 3.750% due 09/17/24 ~	6,230,000	6,557,706
Wells Fargo & Co
2.879% due 10/30/30	4,670,000	4,701,330
3.000% due 10/23/26	3,850,000	3,945,448
3.450% due 02/13/23	2,330,000	2,413,911
3.750% due 01/24/24	3,780,000	3,994,838
4.150% due 01/24/29	5,140,000	5,723,064
4.300% due 07/22/27	3,960,000	4,338,703
4.400% due 06/14/46	1,650,000	1,891,629
4.600% due 04/01/21	6,240,000	6,443,834
4.650% due 11/04/44	1,600,000	1,879,104
4.750% due 12/07/46	2,550,000	3,057,556
4.900% due 11/17/45	4,920,000	6,009,264
5.375% due 11/02/43	2,030,000	2,603,419
5.606% due 01/15/44	1,567,000	2,061,968

		544,418,363

Industrial - 1.7%

3M Co 2.375% due 08/26/29	1,550,000	1,529,030
ABB Finance USA Inc (Switzerland) 4.375% due 05/08/42	390,000	467,524
DAE Funding LLC (United Arab Emirates) 5.750% due 11/15/23 ~	500,000	525,833
Eaton Corp
2.750% due 11/02/22	3,849,000	3,926,658
4.150% due 11/02/42	590,000	659,587
General Electric Co
3.150% due 09/07/22	1,369,000	1,399,331
4.375% due 09/16/20	396,000	402,178
4.650% due 10/17/21	98,000	102,173
5.300% due 02/11/21	1,378,000	1,421,383
5.500% due 01/08/20	260,000	260,095
5.875% due 01/14/38	450,000	545,237
6.150% due 08/07/37	317,000	392,991
6.750% due 03/15/32	400,000	513,463
6.875% due 01/10/39	5,806,000	7,735,953
L3Harris Technologies Inc
4.854% due 04/27/35	530,000	625,328
5.054% due 04/27/45	1,470,000	1,810,935
Lockheed Martin Corp
3.100% due 01/15/23	300,000	309,490
3.550% due 01/15/26	3,240,000	3,475,365
4.500% due 05/15/36	580,000	687,379
Northrop Grumman Corp
2.930% due 01/15/25	2,560,000	2,639,060
3.250% due 01/15/28	5,430,000	5,664,793
Raytheon Co 3.125% due 10/15/20	1,680,000	1,696,291
Republic Services Inc 2.500% due 08/15/24	1,430,000	1,446,637
Reynolds Group Issuer Inc
5.125% due 07/15/23 ~	270,000	276,975
5.750% due 10/15/20	959,417	961,815
The Boeing Co
2.700% due 02/01/27	610,000	618,375
2.800% due 03/01/27	790,000	802,571
3.100% due 05/01/26	630,000	650,067
3.200% due 03/01/29	2,330,000	2,428,721
3.250% due 02/01/35	3,860,000	3,949,190
3.750% due 02/01/50	1,030,000	1,094,664
4.875% due 02/15/20	5,560,000	5,576,706

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Union Pacific Corp
3.750% due 07/15/25	$1,210,000	$1,297,134
3.839% due 03/20/60 ~	2,740,000	2,783,610
3.950% due 09/10/28	1,810,000	1,998,909
United Technologies Corp
3.950% due 08/16/25	1,700,000	1,854,370
4.125% due 11/16/28	830,000	934,970
4.500% due 04/15/20	2,630,000	2,649,920
4.500% due 06/01/42	540,000	646,763
Waste Management Inc
3.200% due 06/15/26	870,000	911,219
3.450% due 06/15/29	1,640,000	1,755,351
3.500% due 05/15/24	1,750,000	1,840,715
4.000% due 07/15/39	240,000	268,736
4.150% due 07/15/49	590,000	674,038
WestRock RKT LLC 4.000% due 03/01/23	1,150,000	1,200,915

		73,412,448

Technology - 1.0%

Apple Inc
2.000% due 11/13/20	2,040,000	2,045,382
2.450% due 08/04/26	5,590,000	5,668,397
Dell International LLC 4.420% due 06/15/21 ~	5,450,000	5,608,747
Intel Corp 3.700% due 07/29/25	890,000	962,458
International Business Machines Corp 3.000% due 05/15/24	6,020,000	6,237,633
Microsoft Corp
2.400% due 08/08/26	9,230,000	9,349,455
2.700% due 02/12/25	1,080,000	1,116,181
2.875% due 02/06/24	4,410,000	4,575,267
3.300% due 02/06/27	2,650,000	2,832,537
3.450% due 08/08/36	150,000	164,233
3.950% due 08/08/56	1,100,000	1,300,647
4.100% due 02/06/37	2,260,000	2,669,880
salesforce.com Inc
3.250% due 04/11/23	1,720,000	1,789,090
3.700% due 04/11/28	1,610,000	1,765,520

		46,085,427

Utilities - 0.9%

Berkshire Hathaway Energy Co 6.125% due 04/01/36	586,000	807,524
Duke Energy Corp 3.550% due 09/15/21	1,350,000	1,379,150
Duke Energy Ohio Inc 3.650% due 02/01/29	1,880,000	2,042,102
FirstEnergy Corp
3.900% due 07/15/27	6,750,000	7,218,086
4.250% due 03/15/23	4,980,000	5,250,294
4.850% due 07/15/47	900,000	1,068,985
7.375% due 11/15/31	14,350,000	20,246,530
Virginia Electric & Power Co 6.350% due 11/30/37	2,130,000	2,953,767

		40,966,438

Total Corporate Bonds & Notes (Cost $1,335,353,717)		1,437,659,551

SENIOR LOAN NOTES - 4.8%

Communications - 0.8%

Altice France SA Term B12 (France) 5.427% (USD LIBOR + 3.687%) due 01/31/26 §	2,471,345	2,479,056
Ancestry.com Operations Inc 5.550% (USD LIBOR + 3.750%) due 10/19/23 §	1,048,062	1,034,961

	Principal Amount	Value
Charter Communications Operating LLC Term B1 3.550% (USD LIBOR + 1.750%) due 04/30/25 §	$4,749,558	$4,787,407
Diamond Sports Group LLC 5.030% (USD LIBOR + 3.250%) due 08/24/26 §	798,000	798,000
Entercom Media Corp 4.305% (USD LIBOR + 2.500%) due 11/18/24 §	381,396	385,210
iHeartCommunications Inc 5.691% (USD LIBOR + 4.000%) due 05/01/26 §	1,878,975	1,899,443
Intelsat Jackson Holdings SA Term B3 (Luxembourg) 5.682% (USD LIBOR + 3.750%) due 11/27/23 §	840,000	842,730
Level 3 Financing Inc Term B 3.549% (USD LIBOR + 1.750%) due 03/01/27 §	2,320,816	2,334,838
Nexstar Broadcasting Inc Term B4 4.452% (USD LIBOR + 2.750%) due 09/18/26 §	5,606,634	5,644,013
Sprint Communications Inc Term B 4.313% (USD LIBOR + 2.500%) due 02/02/24 §	1,795,956	1,784,158
Terrier Media Buyer Inc Term B due 12/17/26 µ	3,600,000	3,640,500
Univision Communications Inc Term C5 4.549% (USD LIBOR + 2.750%) due 03/15/24 §	2,906,523	2,874,863
Virgin Media Bristol LLC Term N 4.240% (USD LIBOR + 2.500%) due 01/31/28 §	3,161,848	3,185,562
Ziggo Secured Finance Partnership Term E (Netherlands) 4.240% (USD LIBOR + 2.500%) due 04/15/25 §	1,756,000	1,760,025

		33,450,766

Consumer, Cyclical - 1.3%

Academy Ltd Term B 5.692% (USD LIBOR + 4.000%) due 07/01/22 §	1,542,177	1,273,260
Alterra Mountain Co Term B1 4.549% (USD LIBOR + 2.750%) due 07/31/24 §	3,288,470	3,312,620
AMC Entertainment Holdings Inc Term B 4.800% (USD LIBOR + 3.000%) due 04/22/26 §	698,241	704,176
American Airlines Inc 3.740% (USD LIBOR + 2.000%) due 12/14/23 §	1,949,898	1,958,793
Aramark Services Inc
Term B3 3.549% (USD LIBOR + 1.750%) due 03/11/25 §	1,422,268	1,430,046
Term B4 due 01/27/27 µ	1,790,000	1,801,746
Caesars Entertainment Operating Co 3.799% (USD LIBOR + 2.000%) due 10/07/24 §	2,200,993	2,218,187
Caesars Resort Collection LLC Term B 4.549% (USD LIBOR + 2.750%) due 12/23/24 §	4,213,628	4,225,334
CityCenter Holdings LLC Term B 4.049% (USD LIBOR + 2.250%) due 04/18/24 §	2,532	2,546
Four Seasons Hotels Ltd (Canada) 3.799% (USD LIBOR + 2.000%) due 11/30/23 §	1,628,562	1,646,431

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Golden Nugget Inc Term B 4.692% (USD LIBOR + 2.750%) due 10/04/23 §	$2,626,350	$2,639,182
Hilton Worldwide Finance LLC Term B2 3.542% (USD LIBOR + 1.750%) due 06/22/26 §	4,593,764	4,633,959
Michaels Stores Inc Term B 4.301% (USD LIBOR + 2.500%) due 01/30/23 §	997,884	967,948
Panther BF Aggregator 2 LP Term B 5.305% (USD LIBOR + 3.500%) due 04/30/26 §	1,765,575	1,776,227
Party City Holdings Inc Term B 4.300% (USD LIBOR + 2.500%) due 08/19/22 §	39,664	36,997
PCI Gaming Authority 4.299% (USD LIBOR + 2.500%) due 05/29/26 §	1,955,215	1,972,079
Restaurant Brands Term B4 (Canada) 3.549% (USD LIBOR + 1.750%) due 11/19/26 §	5,815,736	5,830,240
Scientific Games International Inc Term B5 4.585% (USD LIBOR + 2.750%) due 08/14/24 §	5,542,224	5,564,986
Stars Group Holdings BV (Canada) 5.445% (USD LIBOR + 3.500%) due 07/10/25 §	213,773	215,927
TKC Holdings Inc 5.550% (USD LIBOR + 3.750%) due 02/01/23 §	5,420,211	5,058,861
UFC Holdings LLC 5.050% (USD LIBOR + 3.250%) due 04/29/26 §	3,484,688	3,512,566
Wynn Resorts, Ltd Term A due 09/20/24 µ	5,800,000	5,820,561

		56,602,672

Consumer, Non-Cyclical - 1.4%

Albertsons LLC
Term B7 4.549% (USD LIBOR + 2.750%) due 11/17/25 §	1,301,455	1,314,955
Term B8 4.549% (USD LIBOR + 2.750%) due 08/17/26 §	738,587	746,390
Allied Universal Holdco LLC 6.055% (USD LIBOR + 4.250%) due 07/10/26 §	354,639	357,343
Term B 6.049% (USD LIBOR + 4.250%) due 07/10/26 §	3,581,850	3,609,162
Athenahealth Inc Term B 6.401% (USD LIBOR + 4.500%) due 02/11/26 §	5,083,495	5,117,341
Atlantic Aviation FBO Inc Term B 5.550% (USD LIBOR + 3.750%) due 12/06/25 §	495,000	501,497
Bausch Health Cos Inc Term B 4.740% (USD LIBOR + 3.000%) due 06/02/25 §	2,696,931	2,716,737
BrightView Landscapes LLC Term B 4.278% (USD LIBOR + 2.500%) due 08/15/25 §	1,704,050	1,719,671
Change Healthcare Holdings LLC Term B 4.299% (USD LIBOR + 2.500%) due 03/01/24 §	5,180,535	5,205,898
Garda World Security Corp Term B (Canada) 6.660% (USD LIBOR + 4.750%) due 10/30/26 §	1,560,000	1,571,050

	Principal Amount	Value
Global Medical Response Inc Term B1 5.035% (USD LIBOR + 3.250%) due 04/28/22 §	$2,189,290	$2,147,557
Grifols Worldwide Operations USA Inc Term B (Spain) due 11/15/27 µ	4,590,000	4,633,316
HC Group Holdings II Inc Term B 6.299% (USD LIBOR + 4.500%) due 08/06/26 §	2,130,000	2,124,010
HCA Inc Term B12 3.549% (USD LIBOR + 1.750%) due 03/13/25 §	964,582	971,299
Jaguar Holding Co II 4.299% (USD LIBOR + 2.500%) due 08/18/22 §	2,917,045	2,936,088
MPH Acquisition Holdings LLC Term B 4.695% (USD LIBOR + 2.750%) due 06/07/23 §	5,723,485	5,661,482
Phoenix Guarantor Inc Term B 6.210% (USD LIBOR + 4.500%) due 03/05/26 §	3,197,568	3,219,552
Prime Security Services Borrower LLC Term B1 4.944% (USD LIBOR + 3.250%) due 09/23/26 §	4,274,034	4,290,656
RegionalCare Hospital Partners Holdings Inc Term B 6.304% (USD LIBOR + 4.500%) due 11/17/25 §	5,529,851	5,581,118
Sotera Health Holdings LLC 6.289% (USD LIBOR + 4.500%) due 12/11/26 §	5,680,000	5,706,031
Trans Union LLC Term B5 3.549% (USD LIBOR + 1.750%) due 11/16/26 §	3,934,106	3,955,929

		64,087,082

Diversified - 0.1%

First Eagle Investment Management LLC Term B 4.695% (USD LIBOR + 2.750%) due 12/02/24 §	2,350,642	2,365,334

Energy - 0.0%

Blackstone CQP Holdco LP Term B 5.408% (USD LIBOR + 3.500%) due 09/30/24 §	815,900	821,636

Financial - 0.5%

Asurion LLC
Term B4 4.799% (USD LIBOR + 3.000%) due 08/04/22 §	3,309,663	3,333,658
Term B7 4.799% (USD LIBOR + 3.000%) due 11/03/24 §	2,012,025	2,025,439
Avolon TLB Borrower 1 (US) LLC Term B3 (Ireland) 3.515% (USD LIBOR + 1.750%) due 01/15/25 §	3,616,901	3,644,028
Edelman Financial Center LLC 5.035% (USD LIBOR + 3.250%) due 07/21/25 §	1,663,200	1,674,634
FinCo I LLC Term B 3.799% (USD LIBOR + 2.000%) due 12/27/22 §	1,820,208	1,832,722

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Focus Financial Partners LLC 4.299% (USD LIBOR + 2.500%) due 07/03/24 §	$2,071,550	$2,088,381
Jane Street Group LLC Term B 4.799% (USD LIBOR + 3.000%) due 08/25/22 §	2,207,541	2,207,541
LPL Holdings Inc Term B1 3.542% (USD LIBOR + 1.750%) due 11/12/26 §	339,511	342,128
MGM Growth Properties Operating Partnership LP Term B 3.799% (USD LIBOR + 2.000%) due 03/21/25 §	291,557	293,353
RPI Finance Trust Term B6 3.799% (USD LIBOR + 2.000%) due 03/27/23 §	3,875,550	3,911,616
VFH Parent LLC Term B 5.197% (USD LIBOR + 3.500%) due 03/01/26 §	1,311,899	1,318,622
VICI Properties 1 LLC Term B 3.785% (USD LIBOR + 2.000%) due 12/20/24 §	1,790,000	1,800,318

		24,472,440

Industrial - 0.3%

APi Group DE Inc Term B 4.299% (USD LIBOR + 2.500%) due 10/01/26 §	2,250,000	2,270,743
Berry Global Inc Term W 3.715% (USD LIBOR + 2.000%) due 10/01/22 §	2,240,000	2,251,800
Brookfield WEC Holdings Inc. due 08/01/25 µ	987,506	995,324
Genesee & Wyoming Inc due 12/30/26 µ	4,040,000	4,084,190
GFL Environmental Inc Term B (Canada) 4.799% (USD LIBOR + 3.000%) due 05/30/25 §	658,329	660,151
Reynolds Group Holdings Inc 4.549% (USD LIBOR + 2.750%) due 02/05/23 §	4,740,016	4,761,493

		15,023,701

Technology - 0.4%

DCert Buyer Inc Term B 5.799% (USD LIBOR + 4.000%) due 10/16/26 §	4,710,000	4,726,928
Dell International LLC Term B 3.800% (USD LIBOR + 2.000%) due 09/19/25 §	3,487,774	3,515,321
MA Finance Co LLC Term B3 (United Kingdom) 4.299% (USD LIBOR + 2.500%) due 06/21/24 §	69,183	69,452
McAfee LLC Term B 5.555% (USD LIBOR + 3.750%) due 09/30/24 §	5,314,041	5,343,933
Seattle Spinco Inc Term B3 4.299% (USD LIBOR + 2.500%) due 06/21/24 §	467,209	469,031
Western Digital Corp Term B4 3.452% (USD LIBOR + 1.750%) due 04/29/23 §	1,744,097	1,755,353

		15,880,018

Total Senior Loan Notes (Cost $212,468,350)		212,703,649

	Principal Amount	Value
MORTGAGE-BACKED SECURITIES - 45.8%

Collateralized Mortgage Obligations - Commercial - 4.6%

Bank 2019-BN17 (IO) 1.036% due 04/15/52 §	$36,960,626	$2,948,497
BBCCRE Trust 4.563% due 08/10/33 § ~	9,930,000	9,694,903
BENCHMARK Mortgage Trust
3.717% due 03/15/62	10,720,000	11,683,102
4.510% due 05/15/53 §	9,930,000	11,388,259
BHMS 2.990% (USD LIBOR + 1.250%) due 07/15/35 § ~	7,000,000	7,004,684
BX Commercial Mortgage Trust 4.740% (USD LIBOR + 3.000%) due 11/15/35 § ~	8,673,000	8,699,320
CD Mortgage Trust (IO) 1.309% due 05/10/50 §	31,864,258	2,215,117
CGRBS Commercial Mortgage Trust 3.369% due 03/13/35 ~	160,000	165,402
Commercial Mortgage Trust
4.300% due 10/10/46	510,000	540,138
4.762% due 10/10/46 §	450,000	468,880
4.831% due 08/15/45 § ~	2,390,000	2,376,532
5.081% due 10/10/46 §	220,000	222,116
Commercial Mortgage Trust (IO) 1.859% due 10/15/45 §	25,343,783	1,053,265
Credit Suisse Commercial Mortgage Trust
5.373% due 12/15/39	3,165,011	1,717,019
5.869% due 09/15/40 §	625,213	400,136
6.416% due 06/15/38 §	205,221	112,360
Credit Suisse Mortgage Capital Certificates 4.390% (USD LIBOR + 2.650%) due 05/15/36 § ~	10,860,000	10,908,196
Credit Suisse Mortgage Trust
3.953% due 09/15/37 ~	6,800,000	7,170,548
4.373% due 09/15/37 ~	1,700,000	1,605,516
4.764% (USD LIBOR + 3.024%) due 12/15/21 §	18,930,000	18,964,159
4.971% (USD LIBOR + 3.231%) due 08/15/20 § ~	450,195	450,910
7.360% (USD LIBOR + 5.620%) due 07/15/32 § ~	7,500,000	7,429,658
Fannie Mae
2.232% due 02/25/27	7,796,200	7,784,443
2.560% due 09/25/29	3,739,730	3,760,526
2.700% due 11/25/40	500,000	490,121
2.720% due 10/25/31 §	399,985	403,082
3.124% due 04/25/28 §	100,000	105,043
Fannie Mae (IO)
0.550% due 03/25/29 §	20,000,000	801,352
0.593% due 06/25/29 §	9,986,518	465,851
Fannie Mae - Aces
3.273% due 01/25/29	3,930,000	4,169,571
3.450% due 01/01/29	4,340,000	4,665,267
3.555% due 09/25/28 §	3,420,000	3,704,237
3.610% due 02/25/31	2,080,000	2,266,508
3.700% due 01/25/36	300,000	326,923
Fannie Mae - Aces (IO) 0.351% due 10/25/24 §	93,434,578	1,270,981
Freddie Mac Multifamily Structured Pass-Through Certificates 3.505% due 03/25/29	4,420,000	4,789,479
Freddie Mac Multifamily Structured Pass- Through Certificates (IO)
0.707% due 01/25/24 §	90,467,480	2,241,413
0.709% due 04/25/29 §	9,994,430	576,739
0.837% due 10/25/29 §	2,399,673	166,231
0.881% due 06/25/29 §	7,273,466	516,355
0.949% due 06/25/29 §	6,492,492	479,915

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
0.965% due 05/25/26 §	$6,497,426	$349,845
1.006% due 09/25/29 §	5,178,587	376,082
1.010% due 04/25/20 §	8,918,694	89
1.148% due 06/25/29 §	4,850,000	440,899
1.204% due 06/25/27 §	3,499,973	231,755
1.312% due 07/25/26 §	10,199,199	728,095
1.478% due 10/25/21 §	1,191,194	26,691
FREMF Mortgage Trust (IO) 0.200% due 05/25/45 ~	54,438,770	214,962
GMAC Commercial Mortgage Securities Inc Trust 5.349% due 11/10/45 §	264,456	170,574
Government National Mortgage Association 3.345% due 03/16/57 §	3,629,952	3,787,274
Government National Mortgage Association (IO)
0.188% due 10/16/48 §	17,439,035	249,043
0.403% due 01/16/53 §	69,641,954	1,646,844
0.504% due 11/16/47 §	34,754,298	975,171
0.653% due 05/16/60 §	5,906,288	385,932
0.663% due 04/16/57 §	4,712,637	269,591
0.735% due 11/16/55 §	29,196,412	1,105,379
0.740% due 02/16/59 §	5,746,501	368,446
0.791% due 07/16/58 §	3,791,073	227,196
GS Mortgage Securities Corp II 3.040% (USD LIBOR + 1.300%) due 09/15/31 § ~	8,570,000	8,552,937
GS Mortgage Securities Trust
3.777% due 05/10/50 §	3,880,000	4,068,954
4.008% due 05/10/50 §	550,000	576,240
5.161% due 11/10/46 §	1,070,000	1,165,985
5.622% due 11/10/39	1,119,569	876,960
JP Morgan Chase Commercial Mortgage Securities Trust
5.812% due 02/12/49 §	1,280,174	831,445
6.436% due 02/15/51 §	20,829	19,886
JPMBB Commercial Mortgage Securities Trust
4.617% due 08/15/48 §	2,470,000	2,667,271
4.892% due 01/15/47 §	510,000	553,286
ML-CFC Commercial Mortgage Trust
5.450% due 08/12/48 §	1,021,861	641,015
5.450% due 08/12/48 § ~	129,023	80,936
6.025% due 09/12/49 §	552,747	237,580
Morgan Stanley Capital I Trust 5.438% due 03/15/44	28,425	28,399
Rosslyn Portfolio Trust 2.690% (USD LIBOR + 0.950%) due 06/15/33 § ~	3,490,000	3,490,701
Shops at Crystals Trust 3.126% due 07/05/36 ~	15,000,000	15,177,222
Waterfall Commercial Mortgage Trust 4.104% due 09/14/22 § ~	2,473,229	2,537,916
WFRBS Commercial Mortgage Trust
3.977% due 06/15/46 § ~	1,120,000	1,069,026
4.204% due 11/15/47 §	3,830,000	3,894,454
4.723% due 03/15/47 §	340,000	362,672
WFRBS Commercial Mortgage Trust (IO)
1.032% due 03/15/47 §	9,427,908	300,906
1.345% due 06/15/45 § ~	2,624,248	63,471

		204,953,884

Collateralized Mortgage Obligations - Residential - 7.6%

Adjustable Rate Mortgage Trust
2.292% (USD LIBOR + 0.500%) due 03/25/36 §	425,179	189,880
4.215% due 10/25/35 §	2,989,451	2,768,510
Alternative Loan Trust
6.000% due 03/25/27	66,123	68,709
6.000% due 05/25/36	3,241,424	2,475,118

	Principal Amount	Value
6.500% due 09/25/34	$10,750	$10,717
6.500% due 09/25/36	1,656,059	1,391,420
12.998% (16.940% - USD LIBOR) due 06/25/35 §	3,722,553	4,541,418
21.432% (28.600% - USD LIBOR) due 07/25/36 §	1,108,018	1,781,139
BCAP LLC Trust 2.223% due 03/28/37 § ~	5,011,913	5,024,498
Chevy Chase Funding LLC Mortgage-Backed Certificates 1.972% (USD LIBOR + 0.180%) due 08/25/47 § ~	311,115	278,233
Citigroup Mortgage Loan Trust
4.333% due 04/25/37 §	658,862	640,379
6.500% due 10/25/36 ~	1,788,930	1,488,406
Connecticut Avenue Securities Trust 3.892% (USD LIBOR + 2.100%) due 10/25/39 § ~	10,940,000	11,056,057
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 07/25/35	1,052,181	923,063
5.750% due 02/25/37	4,693,977	3,670,028
Credit Suisse Mortgage Trust
3.500% due 02/25/48 § ~	27,196,102	27,825,091
3.895% due 01/27/36 § ~	12,475,402	11,967,042
Fannie Mae
2.142% (USD LIBOR + 0.350%) due 05/25/34 §	379,731	379,308
4.000% due 04/25/40 - 07/25/40	22,274,438	23,036,922
5.500% due 04/25/42	2,853,230	3,167,700
6.000% due 05/25/42	954,764	1,088,904
6.500% due 06/25/39 - 07/25/42	2,098,180	2,434,811
7.000% due 05/25/42	398,877	477,375
Fannie Mae (IO)
1.768% due 12/25/36 §	1,443,248	147,341
2.114% due 08/25/55 §	1,031,170	54,632
2.229% due 08/25/44 §	2,851,472	169,069
2.274% due 10/25/35 §	317,617	32,633
2.466% due 03/25/36	210,740	17,089
3.000% due 11/25/26 - 09/25/32	7,268,211	489,257
3.078% due 07/25/36 §	325,695	39,458
3.500% due 07/25/28 - 11/25/41	3,095,773	427,691
4.000% due 11/25/41	2,861,846	508,246
4.358% (6.150% - USD LIBOR) due 09/25/41 - 08/25/45 §	9,915,139	1,689,869
4.500% due 11/25/39	350,654	77,974
4.688% (6.480% - USD LIBOR) due 04/25/40 §	548,099	105,451
4.808% (6.600% - USD LIBOR) due 07/25/42 §	470,461	83,906
4.858% (6.650% - USD LIBOR) due 02/25/41 - 03/25/42 §	1,664,008	218,379
5.000% due 01/25/38 - 01/25/39	796,570	120,061
5.000% due 01/25/39 §	212,363	33,093
5.500% due 01/25/39 §	197,686	31,935
6.000% due 01/25/38 - 07/25/38	838,369	174,139
Fannie Mae (PO)
0.404% due 03/25/42	112,677	103,022
0.415% due 03/25/42	67,606	61,654
Fannie Mae Connecticut Avenue Securities 6.792% (USD LIBOR + 5.000%) due 11/25/24 §	3,587,319	3,878,792
7.042% (USD LIBOR + 5.250%) due 10/25/23 §	2,220,302	2,452,223
Flagstar Mortgage Trust 3.500% due 04/25/48 § ~	6,645,923	6,798,507
Freddie Mac
2.740% (USD LIBOR + 1.000%) due 02/15/32 §	58,894	60,132
3.000% due 08/15/48	2,647,445	2,647,184
3.500% due 10/15/37	2,700,000	2,785,186

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
4.000% due 12/15/39	$5,469,054	$5,665,545
5.000% due 02/15/30 - 03/15/35	9,312,951	10,177,576
6.000% due 05/15/36	1,780,362	2,041,041
Freddie Mac (IO)
0.250% due 01/15/38 §	98,406	800
2.270% due 04/15/41 §	1,369,688	75,346
3.000% due 12/15/31	826,407	68,419
3.500% due 06/15/27 - 04/15/43	3,673,135	339,074
4.000% due 04/15/43	609,882	52,001
4.210% (5.950% - USD LIBOR) due 10/15/41 §	1,537,407	237,354
4.260% (6.000% - USD LIBOR) due 05/15/44 §	6,058,249	999,589
4.290% (6.030% - USD LIBOR) due 09/15/37 §	1,179,133	177,400
4.310% (6.050% - USD LIBOR) due 08/15/39 §	1,088,620	176,522
4.460% (6.200% - USD LIBOR) due 05/15/39 §	752,437	59,137
4.490% (6.230% - USD LIBOR) due 01/15/40 §	223,262	36,334
4.510% (6.250% - USD LIBOR) due 09/15/42 §	977,714	139,868
4.550% (6.290% - USD LIBOR) due 11/15/36 §	427,718	73,541
Freddie Mac Structured Agency Credit Risk Debt Notes
5.042% (USD LIBOR + 3.250%) due 07/25/29 §	12,670,000	13,328,476
6.292% (USD LIBOR + 4.500%) due 02/25/24 §	3,590,000	3,936,022
6.742% (USD LIBOR + 4.950%) due 07/25/29 §	4,410,000	5,018,706
11.142% (USD LIBOR + 9.350%) due 04/25/28 §	2,852,044	3,688,401
Government National Mortgage Association
2.074% (USD LIBOR + 0.300%) due 02/20/68 - 07/20/68 §	6,410,248	6,368,252
2.124% (USD LIBOR + 0.350%) due 08/20/58 §	12,080,533	12,034,521
2.274% (USD LIBOR + 0.500%) due 03/20/61 §	1,737,184	1,735,761
2.700% (USD LIBOR + 1.000%) due 05/20/60 §	407,707	411,626
2.750% due 03/20/48	1,527,827	1,547,636
3.000% due 07/20/49 - 10/20/49	10,388,018	10,575,088
4.500% due 10/20/39	4,916,335	5,097,266
5.000% due 07/20/39	2,464,783	2,581,402
Government National Mortgage Association (IO)
1.688% due 11/20/42 §	268,277	9,575
3.500% due 04/20/27 - 05/20/43	3,244,804	286,292
3.835% (5.600% - USD LIBOR) due 08/20/44 §	1,667,666	273,077
4.000% due 04/16/45	1,418,588	259,504
4.360% (6.100% - USD LIBOR) due 08/16/42 §	926,421	181,454
4.410% (6.150% - USD LIBOR) due 06/16/43 §	1,587,635	192,502
4.460% (6.200% - USD LIBOR) due 10/16/42 §	1,255,856	259,443
4.715% (6.480% - USD LIBOR) due 04/20/40 §	146,231	28,958
4.735% (6.500% - USD LIBOR) due 03/20/39 §	90,721	2,745
4.785% (6.550% - USD LIBOR) due 06/20/40 §	2,320,020	554,731
4.860% (6.600% - USD LIBOR) due 04/16/42 §	2,313,073	483,492
4.885% (6.650% - USD LIBOR) due 01/20/40 §	166,342	14,585
5.000% due 10/20/44	7,099,995	1,352,340

	Principal Amount	Value
GSMSC Resecuritization Trust 2.318% (USD LIBOR + 0.610%) due 11/26/37 § ~	$13,880,000	$12,676,104
Impac CMB Trust 2.312% (USD LIBOR + 0.520%) due 11/25/35 §	2,300,299	2,152,710
IndyMac INDX Mortgage Loan Trust 2.052% (USD LIBOR + 0.260%) due 06/25/35 §	1,459,377	1,377,914
JP Morgan Mortgage Trust
3.500% due 09/25/48 § ~	5,465,108	5,581,974
3.500% due 10/25/48 § ~	12,184,821	12,456,058
4.585% due 08/25/35 §	640,963	652,471
Lehman Mortgage Trust
2.542% (USD LIBOR + 0.750%) due 12/25/35 §	4,125,048	2,900,046
6.000% due 05/25/37	910,656	923,182
MASTR Reperforming Loan Trust 7.000% due 08/25/34 ~	1,266,706	1,297,362
Merrill Lynch Mortgage Investors Trust 4.310% due 06/25/35 §	1,152,537	1,164,806
Morgan Stanley Mortgage Loan Trust
3.985% due 07/25/35 §	934,260	876,159
4.148% due 07/25/34 §	223,744	222,137
Morgan Stanley Resecuritization Trust
3.036% (US FED + 0.710%) due 12/27/46 § ~	25,951,632	20,954,464
3.096% (US FED + 0.770%) due 04/26/47 § ~	4,379,000	4,467,232
NAAC Reperforming Loan REMIC Trust Certificates 6.500% due 02/25/35 ~	1,651,143	1,676,174
New Residential Mortgage Loan Trust
4.000% due 05/25/57 § ~	4,999,330	5,241,050
4.250% due 12/25/57 § ~	8,973,020	9,403,158
Nomura Resecuritization Trust 3.238% (US FED + 1.000%) due 08/26/46 § ~	5,567,819	4,282,476
PMT Credit Risk Transfer Trust 4.555% (USD LIBOR + 2.750%) due 05/27/23 § ~	10,656,901	10,749,986
RAAC Trust 6.000% due 09/25/34	16,433	16,503
Residential Asset Securitization Trust
2.292% (USD LIBOR + 0.500%) due 07/25/36 §	448,808	378,165
6.000% due 08/25/36	1,009,778	873,664
Structured Adjustable Rate Mortgage Loan Trust
3.918% due 05/25/36 §	1,891,263	1,636,089
4.326% due 08/25/36 §	4,367,341	3,738,925
WaMu Mortgage Pass-Through Certificates Trust
3.210% due 10/25/36 §	923,690	868,185
3.995% due 07/25/37 §	2,685,621	2,543,583
4.322% due 09/25/33 §	125,486	128,080
Washington Mutual Mortgage Pass-Through Certificates Trust
2.940% (US FED + 0.700%) due 01/25/47 §	4,912,826	4,341,628
6.000% due 07/25/36	540,628	489,334

		334,502,672

Fannie Mae - 13.9%

2.500% due 01/01/28 - 12/01/49	8,597,741	8,544,825
2.520% due 10/01/29	470,000	473,928
2.670% due 09/01/31 - 10/01/34	1,200,000	1,208,574
2.740% due 08/01/29	1,500,000	1,539,508
2.765% due 08/01/31	3,400,000	3,459,778
2.770% due 08/01/31	2,400,000	2,443,398
2.810% due 04/01/25 - 08/01/31	1,530,000	1,564,396

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
2.840% due 08/01/31	$1,300,000	$1,332,655
2.850% due 08/01/31	1,730,000	1,774,955
2.870% due 07/01/31	400,000	411,203
2.980% due 08/01/31	100,000	103,381
3.000% due 07/01/32 - 01/01/50	246,288,466	251,393,236
3.040% due 06/01/29	1,000,000	1,051,958
3.070% due 01/01/29	770,000	808,148
3.160% due 05/01/29	1,231,047	1,296,985
3.190% due 05/01/29	594,526	627,360
3.240% due 05/01/29	2,210,000	2,345,010
3.260% due 05/01/29	870,000	923,807
3.300% due 04/01/29	600,000	637,484
3.310% due 05/01/31	600,000	639,344
3.350% due 05/01/29	460,000	490,385
3.500% due 07/01/32 - 03/01/57	207,990,821	216,536,071
3.640% due 11/01/28	1,600,000	1,726,519
3.790% due 01/01/29	500,000	547,031
4.000% due 05/01/34 - 06/01/57	33,638,124	36,016,873
4.500% due 04/01/23 - 09/01/57	45,577,139	49,157,362
5.000% due 07/01/33 - 12/01/48	20,298,071	22,005,033
5.500% due 04/01/37 - 11/01/38	1,345,519	1,506,978
6.000% due 04/01/33 - 08/01/37	410,178	470,374
6.500% due 05/01/40	1,748,333	1,980,269
7.000% due 02/01/39	858,341	985,339

		614,002,167

Freddie Mac - 11.1%

2.500% due 12/01/49	14,998,502	14,829,101
3.000% due 12/01/32 - 01/01/50	248,043,114	252,778,967
3.500% due 10/01/42 - 12/01/49	80,490,172	83,421,647
4.000% due 10/01/25 - 11/01/49	97,001,228	101,401,278
4.500% due 07/01/23 - 05/01/47	16,119,894	17,377,543
5.000% due 12/01/35 - 01/01/49	13,024,113	14,142,118
5.500% due 08/01/37 - 12/01/38	1,225,374	1,377,018
6.000% due 10/01/36 - 11/01/39	3,177,958	3,649,118
6.500% due 09/01/39	565,062	640,483
7.000% due 03/01/39	248,466	284,999

		489,902,272

Government National Mortgage Association - 8.6%

2.500% due 08/20/49 - 11/20/49	2,970,853	2,936,954
2.500% due 01/01/50	45,100,000	45,295,550
2.655% (USD LIBOR + 0.622%) due 08/20/60 §	614,554	622,568
3.000% due 09/15/42 - 12/20/49	35,462,805	36,457,892
3.000% due 01/01/50	55,200,000	56,668,141
3.500% due 06/20/44 - 10/20/49	54,933,837	56,865,856
3.500% due 09/20/49	41,536,730	43,041,241
4.000% due 02/20/33 - 11/20/49	68,358,110	71,474,250
4.500% due 01/20/40 - 04/20/49	40,511,361	42,826,932
5.000% due 01/15/40 - 01/20/49	16,806,999	18,225,814
5.500% due 06/15/36	346,702	389,126
6.000% due 06/20/35 - 03/20/42	4,361,648	4,978,578
6.500% due 10/20/37	529,901	606,433

		380,389,335

Total Mortgage-Backed Securities (Cost $1,987,569,675)		2,023,750,330

ASSET-BACKED SECURITIES - 3.0%

Applebee’s Funding LLC 4.194% due 06/07/49 ~	2,500,000	2,537,525
Asset-Backed Pass-Through Certificates 2.482% (USD LIBOR + 0.690%) due 04/25/34 §	310,868	310,812
Avis Budget Rental Car Funding AESOP LLC 3.350% due 09/22/25 ~	9,750,000	10,061,641
Citigroup Mortgage Loan Trust 1.862% (USD LIBOR + 0.070%) due 05/25/37 §	209,400	151,251

	Principal Amount	Value
Community Funding Ltd CLO (Cayman) 5.750% due 11/01/27 § ~	$9,038,941	$9,168,270
Credit Suisse European Mortgage Capital Ltd (Ireland) 4.999% (USD LIBOR + 2.900%) due 08/09/24 § ~	4,290,000	4,287,180
Credit Suisse Mortgage Trust 3.079% due 07/25/57 § ~	9,880,000	9,857,790
Credit-Based Asset Servicing & Securitization LLC 2.572% (USD LIBOR + 0.780%) due 07/25/33 §	767,349	757,208
Fannie Mae Grantor Trust 2.898% due 06/25/27	898,247	922,874
Ford Credit Floorplan Master 2018 4 A 4.060% due 11/15/30	7,020,000	7,653,575
Freddie Mac Structured Pass-Through Certificates 3.089% due 11/25/27	500,000	514,817
Hertz Vehicle Financing II LP
3.290% due 02/25/24 ~	3,850,000	3,941,330
3.560% due 10/25/21 ~	9,620,000	9,678,103
5.330% due 09/25/21 ~	10,344,000	10,463,204
Legacy Mortgage Asset Trust 2019-GS5 3.200% due 05/25/59 § ~	10,366,392	10,401,378
Navient Private Education Refi Loan Trust 3.130% due 02/15/68 ~	10,870,000	10,933,216
Origen Manufactured Housing Contract Trust
3.490% due 10/15/37 §	6,184,717	5,948,807
4.210% due 04/15/37 §	4,343,810	4,262,242
RAMP Trust 2.062% (USD LIBOR + 0.270%) due 10/25/36 §	2,567,854	2,567,571
SBA Small Business Investment Cos
3.113% due 03/10/29	2,977,745	3,090,638
3.548% due 09/10/28	1,156,571	1,203,317
SLM Student Loan EDC Repackaging Trust 3.500% due 10/28/29 ~	934,382	930,103
SLM Student Loan Trust 2.644% (USD LIBOR + 0.750%) due 03/15/33 § ~	2,899,119	2,813,799

	Shares
SoFi Professional Loan Program LLC due 08/25/36 ~	13	1,541,280

	Principal Amount
Sofi Professional Loan Program Trust
3.340% due 08/25/47 ~	$4,280,000	4,352,566
3.600% due 02/25/48 ~	8,320,000	8,554,391
Structured Asset Investment Loan Trust 2.792% (USD LIBOR + 1.000%) due 10/25/33 §	1,197,338	1,194,332
United States Small Business Administration
2.690% due 07/01/44	1,640,000	1,663,422
2.980% due 04/01/39	1,759,590	1,806,651

Total Asset-Backed Securities (Cost $131,816,106)		131,569,293

U.S. GOVERNMENT AGENCY ISSUE - 0.5%

Fannie Mae 6.625% due 11/15/30	15,850,000	22,580,386

Total U.S. Government Agency Issue (Cost $20,442,156)		22,580,386

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 4.2%

U.S. Treasury Bonds - 0.3%

2.375% due 11/15/49	$15,090,000	$15,026,294

U.S. Treasury Inflation Protected Securities - 2.5%

0.750% due 02/15/42 ^	7,607,251	7,907,051
1.000% due 02/15/46 ^	9,383,213	10,327,803
1.000% due 02/15/48 ^	12,355,158	13,683,941
1.000% due 02/15/49 ^	39,923,085	44,404,902
1.375% due 02/15/44 ^	18,648,756	22,009,244
2.125% due 02/15/40 ^	5,226,558	6,835,607
2.125% due 02/15/41 ^	3,043,405	4,011,218

		109,179,766

U.S. Treasury Notes - 1.4%

1.625% due 12/15/22	13,530,000	13,536,425
1.750% due 12/31/24	47,850,000	47,958,550
1.750% due 11/15/29	2,060,000	2,027,571

		63,522,546

Total U.S. Treasury Obligations (Cost $179,890,955)		187,728,606

FOREIGN GOVERNMENT BONDS & NOTES - 7.9%

Abu Dhabi Government (United Arab Emirates)
2.500% due 10/11/22 ~	3,650,000	3,699,768
3.125% due 09/30/49 ~	11,970,000	11,693,685
Argentina POM Politica Monetaria (Argentina) 56.590% (ARS Reference + 0.000%) due 06/21/20 § Ω	ARS 155,720,000	1,278,623
Argentine Bonos del Tesoro (Argentina) 18.200% due 10/03/21 Ω	142,410,000	670,334
Argentine Republic Government (Argentina)
3.750% due 12/31/38	$9,140,000	4,487,237
5.625% due 01/26/22	4,210,000	2,190,514
5.875% due 01/11/28	280,000	132,397
7.125% due 07/06/36	1,240,000	602,559
7.500% due 04/22/26	2,600,000	1,359,404
7.625% due 04/22/46	1,850,000	935,980
Brazil Notas do Tesouro Nacional ‘F’ (Brazil)
10.000% due 01/01/21	BRL 44,411,000	11,607,934
10.000% due 01/01/23	40,999,000	11,331,998
10.000% due 01/01/27	6,493,000	1,899,681
Brazilian Government (Brazil)
2.625% due 01/05/23	$660,000	661,320
4.625% due 01/13/28	2,620,000	2,818,465
5.000% due 01/27/45	3,970,000	4,137,673
5.625% due 01/07/41	4,690,000	5,268,910
5.625% due 02/21/47	7,120,000	8,066,497
China Government (China)
3.310% due 11/30/25 ~	CNY 109,500,000	16,096,219
3.380% due 11/21/24 ~	17,000,000	2,498,810
3.390% due 05/21/25 ~	20,500,000	3,014,904
Colombia Government (Colombia) 5.625% due 02/26/44	$2,880,000	3,588,293
Ecuador Government (Ecuador) 7.875% due 01/23/28 ~	2,470,000	2,202,271
Egypt Government (Egypt) 5.577% due 02/21/23 ~	2,250,000	2,358,227
Indonesia Government (Indonesia)
3.500% due 01/11/28	530,000	554,031
3.750% due 04/25/22 ~	1,490,000	1,540,615
3.850% due 07/18/27 ~	1,190,000	1,269,469
4.350% due 01/11/48	1,460,000	1,610,353
4.750% due 02/11/29	4,900,000	5,616,365

	Principal Amount	Value
4.750% due 07/18/47 ~	$400,000	$461,656
4.875% due 05/05/21 ~	2,930,000	3,049,031
5.125% due 01/15/45 ~	2,540,000	3,032,432
5.250% due 01/08/47 ~	2,930,000	3,609,573
5.375% due 10/17/23 ~	400,000	443,269
5.875% due 03/13/20 ~	260,000	261,858
5.875% due 01/15/24 ~	973,000	1,102,539
Japanese Government CPI Linked (Japan) 0.100% due 03/10/26 ^	JPY 1,914,870,106	18,011,111
Kenya Government (Kenya)
6.875% due 06/24/24 ~	$990,000	1,074,061
7.250% due 02/28/28 ~	1,210,000	1,318,591
Kuwait Government (Kuwait) 3.500% due 03/20/27 ~	3,530,000	3,799,939
Mexican Bonos (Mexico)
7.750% due 11/23/34	MXN 171,270,000	9,707,882
7.750% due 11/13/42	234,337,500	13,155,992
8.000% due 11/07/47	988,390,000	57,313,421
8.500% due 05/31/29	229,220,000	13,503,098
10.000% due 12/05/24	109,240,000	6,563,297
Mexico Government (Mexico)
4.600% due 02/10/48	$1,120,000	1,230,258
5.750% due 10/12/10	1,450,000	1,720,331
Nigeria Government (Nigeria)
6.500% due 11/28/27 ~	1,440,000	1,474,368
7.143% due 02/23/30 ~	1,110,000	1,133,786
Peruvian Government (Peru) 5.625% due 11/18/50	2,350,000	3,442,033
Provincia de Buenos Aires (Argentina)
6.500% due 02/15/23 ~	2,060,000	870,350
7.875% due 06/15/27 ~	1,770,000	765,525
Qatar Government (Qatar)
4.000% due 03/14/29 ~	2,980,000	3,331,646
4.817% due 03/14/49 ~	7,660,000	9,501,832
Republic of Poland Government (Poland) 4.000% due 01/22/24	5,070,000	5,464,836
Russian Federal (Russia)
6.900% due 05/23/29	RUB 1,033,350,000	17,556,690
7.000% due 01/25/23	198,150,000	3,320,291
7.000% due 08/16/23	234,570,000	3,933,489
7.050% due 01/19/28	657,663,000	11,192,178
7.250% due 05/10/34	41,210,000	716,089
7.650% due 04/10/30	839,470,000	14,938,924
7.700% due 03/16/39	690,870,000	12,606,106
8.150% due 02/03/27	458,179,000	8,252,814

Total Foreign Government Bonds & Notes (Cost $353,684,280)		351,051,832

SHORT-TERM INVESTMENTS - 2.5%

Commercial Paper - 0.4%

Santander UK PLC (United Kingdom) 2.100% due 01/07/20	$16,740,000	16,734,418

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value

Repurchase Agreements - 2.1%

Deutsche Bank Securities Inc 1.550% due 01/02/20 (Dated 12/31/19, repurchase price of $82,007,061; collateralized by U.S. Treasury Notes: 0.625% due 04/15/23 and value $83,734,672)	$82,000,000	$82,000,000
Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $9,320,079; collateralized by U.S. Treasury Notes: 1.625% due 12/31/21 and value $9,506,869)	9,319,950	9,319,950

		91,319,950

Total Short-Term Investments (Cost $108,054,203)		108,054,368

TOTAL INVESTMENTS - 101.2% (Cost $4,329,279,442)		4,475,098,015

DERIVATIVES - 0.2%		6,699,880

OTHER ASSETS & LIABILITIES, NET - (1.4%)		(61,519,241)

NET ASSETS - 100.0%		$4,420,278,654

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition as a percentage of net assets was as follows:

Mortgage-Backed Securities	45.8%
Corporate Bonds & Notes	32.5%
Foreign Government Bonds & Notes	7.9%
Senior Loan Notes	4.8%
U.S. Treasury Obligations	4.2%
Asset-Backed Securities	3.0%
Others (each less than 3.0%)	3.0%

	101.2%
Derivatives	0.2%
Other Assets & Liabilities, Net	(1.4%	)

	100.0%

(b)

Investments with a total aggregate value of $1,948,957 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2019 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
AUD FX	03/20	499	$34,049,192	$35,119,620	$1,070,428
CAD FX	03/20	989	74,787,948	76,237,065	1,449,117
CHF FX	03/20	51	6,511,309	6,630,000	118,691
EUR FX	03/20	1,077	150,149,868	151,883,925	1,734,057
Euro-Bobl	03/20	52	7,823,075	7,794,424	(28,651)
Euro-BTP	03/20	771	123,025,859	123,203,777	177,918
Euro-Bund	01/20	38	6,576,363	6,555,000	(21,363)
Eurodollar	06/20	1,534	375,053,209	377,018,850	1,965,641
Eurodollar	12/20	1,754	431,948,650	431,396,300	(552,350)
Eurodollar	03/21	2,341	574,932,209	576,120,100	1,187,891
GBP FX	03/20	340	28,063,059	28,245,500	182,441
MXN FX	03/20	2,181	55,877,403	57,131,295	1,253,892
RUB FX	03/20	353	13,693,020	14,115,588	422,568
U.S. Treasury 2-Year Notes	03/20	6,306	1,359,764,186	1,358,943,000	(821,186)
U.S. Treasury 5-Year Notes	03/20	18,767	2,232,141,421	2,225,942,141	(6,199,280)
U.S. Treasury 30-Year Bonds	03/20	790	125,129,417	123,165,937	(1,963,480)
U.S. Treasury Ultra Long Bonds	03/20	4,166	780,694,349	756,779,937	(23,914,412)

					(23,938,078)

Short Futures Outstanding
Australia 10-Year Notes	03/20	55	5,612,818	5,517,648	95,170
Euribor	01/20	22	6,193,998	6,193,102	896
Euribor	03/20	402	113,175,690	113,164,860	10,830
Euro-Bund	01/20	38	6,527,179	6,517,000	10,179
Euro-Bund	03/20	2,533	489,011,559	484,407,440	4,604,119
Euro-Buxl	03/20	127	28,952,340	28,260,400	691,940
Euro-OAT	03/20	137	25,214,711	25,013,337	201,374
Eurodollar	01/20	5,344	1,311,572,440	1,311,718,200	(145,760)
Eurodollar	03/20	4,160	1,022,216,964	1,021,956,000	260,964
Eurodollar	06/21	2,724	670,391,305	670,376,400	14,905
Japan 10-Year Bonds	03/20	68	95,275,556	95,239,427	36,129
JPY FX	03/20	1	115,691	115,569	122
Long Gilt	03/20	935	164,163,044	162,714,237	1,448,807
U.S. Treasury 10-Year Notes	03/20	375	48,282,885	48,158,203	124,682
U.S. Treasury Ultra 10-Year Notes	03/20	692	98,758,621	97,366,562	1,392,059

					8,746,416

Total Futures Contracts					($15,191,662)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(d)	Forward foreign currency contracts outstanding as of December 31, 2019 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
BRL	325,339,143	USD	77,749,677	01/20	CIT	$3,088,543	$-
CAD	65,230,934	USD	49,435,519	01/20	CIT	802,594	-
CNY	613,819	USD	86,084	01/20	BRC	2,041	-
EUR	19,835,000	USD	22,061,566	01/20	BRC	206,723	-
EUR	20,300,000	USD	22,610,337	01/20	CIT	179,997	-
GBP	26,309,894	USD	33,412,906	01/20	CIT	1,451,258	-
IDR	1,107,727,875,147	USD	76,914,864	01/20	BRC	3,098,863	-
INR	3,040,320,530	USD	42,440,349	01/20	BRC	198,151	-
JPY	384,665,000	USD	3,556,711	01/20	JPM	-	(14,432)
RUB	803,028,309	USD	12,370,077	01/20	CIT	555,737	-
TWD	7,635,300	USD	248,189	01/20	JPM	7,315	-
USD	1,554,430	AUD	2,300,000	01/20	BRC	-	(60,176)
USD	16,142,559	AUD	24,018,162	01/20	CIT	-	(718,249)
USD	17,581,834	CAD	23,259,000	01/20	GSC	-	(331,266)
USD	6,476,947	CHF	6,375,000	01/20	BRC	-	(115,346)
USD	16,800,960	CNH	119,846,290	01/20	JPM	-	(411,193)
USD	400,025	COP	1,403,749,200	01/20	BRC	-	(26,770)
USD	93,255,621	EUR	83,702,287	01/20	BNP	-	(714,972)
USD	76,399,310	EUR	68,970,000	01/20	BRC	-	(1,031,690)
USD	114,127,633	EUR	102,960,058	01/20	CIT	-	(1,463,207)
USD	11,335,861	GBP	8,407,883	01/20	CIT	194,280	-
USD	4,290,447	GBP	3,500,000	01/20	GSC	-	(347,526)
USD	28,527,223	JPY	3,032,358,208	01/20	BRC	603,032	-
USD	44,243,848	MXN	887,323,635	01/20	BRC	-	(2,591,879)
USD	39,499,350	MXN	761,442,000	01/20	CIT	-	(691,949)
USD	37,325,663	PHP	1,957,843,000	01/20	JPM	-	(1,278,942)
USD	10,009,000	RUB	644,180,708	01/20	CIT	-	(359,950)
USD	11,950,787	RUB	768,229,427	01/20	JPM	-	(414,893)
ZAR	107,540,000	USD	6,997,202	01/20	CIT	666,909	-

Total Forward Foreign Currency Contracts						$11,055,443	($10,572,440)

(e)	Purchased options outstanding as of December 31, 2019 were as follows:

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Call - EUR FX (01/20)	$1.11	01/03/20	CME	61	$8,463,750	$35,215	$138,775
Call - AUD FX (01/20)	68.00	01/03/20	CME	41	2,788,000	14,732	97,990
Call - AUD FX (01/20)	68.50	01/03/20	CME	43	2,945,500	11,267	81,270
Call - CAD FX (01/20)	76.00	01/03/20	CME	41	3,116,000	6,663	44,690
Call - U.S. Treasury 5-Year Notes (02/20)	118.50	01/24/20	CME	691	81,883,500	200,375	237,531
Call - U.S. Treasury Bonds (02/20)	155.50	01/24/20	CME	29	4,509,500	34,722	41,234
Call - U.S. Treasury Bonds (02/20)	156.00	01/24/20	CME	75	11,700,000	95,520	86,719
Call - U.S. Treasury Bonds (02/20)	156.50	01/24/20	CME	29	4,538,500	29,488	26,735
Call - U.S. Treasury Bonds (02/20)	157.00	01/24/20	CME	23	3,611,000	30,274	16,891
Call - EUR FX (02/20)	1.13	02/07/20	CME	9	1,265,625	7,448	10,237
Call - AUD FX (02/20)	69.00	02/07/20	CME	20	1,380,000	9,450	31,200
Call - AUD FX (02/20)	69.50	02/07/20	CME	50	3,475,000	22,625	58,500

						497,779	871,772

Put - EUR FX (01/20)	1.11	01/03/20	CME	41	5,688,750	18,040	256
Put - AUD FX (01/20)	68.00	01/03/20	CME	42	2,856,000	10,605	210
Put - CAD FX (01/20)	75.50	01/03/20	CME	91	6,870,500	36,577	455
Put - U.S. Treasury 2-Year Notes (02/20)	106.38	01/24/20	CME	500	106,375,000	8,678	500
Put - U.S. Treasury 2-Year Notes (02/20)	107.13	01/24/20	CME	1,850	396,362,500	61,013	1,850
Put - U.S. Treasury 5-Year Notes (02/20)	114.50	01/24/20	CME	6,500	744,250,000	112,807	6,500
Put - U.S. Treasury 10-Year Notes (02/20)	128.00	01/24/20	CME	103	13,184,000	47,866	33,797
Put - U.S. Treasury 10-Year Notes (02/20)	128.50	01/24/20	CME	30	3,855,000	15,521	16,406
Put - U.S. Treasury 2-Year Notes (03/20)	105.75	02/21/20	CME	3,221	681,241,500	55,904	3,221
Put - U.S. Treasury 5-Year Notes (03/20)	111.00	02/21/20	CME	13,098	1,453,878,000	114,346	13,098

						481,357	76,293

Total Options on Futures						$979,136	$948,065

Total Purchased Options						$979,136	$948,065

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(f)	Premiums received and value of written options outstanding as of December 31, 2019 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 5-Year Interest Rate Swap	Receive	3-Month USD LIBOR	1.370%	02/04/20	CIT	$15,960,000	$44,488	($3,339)

Put - 5-Year Interest Rate Swap	Pay	3-Month USD LIBOR	1.770%	02/04/20	CIT	15,960,000	37,905	(43,770)

Total Interest Rate Swaptions							$82,393	($47,109)

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - EUR FX (01/20)	$1.12	01/03/20	CME	21	$2,940,000	$14,385	($21,788)
Call - U.S. Treasury 5-Year Notes (02/20)	118.75	01/24/20	CME	488	57,950,000	95,492	(106,750)
Call - U.S. Treasury 5-Year Notes (02/20)	119.00	01/24/20	CME	889	105,791,000	200,689	(118,071)
Call - U.S. Treasury 5-Year Notes (02/20)	119.25	01/24/20	CME	307	36,609,750	71,524	(23,984)
Call - U.S. Treasury 10-Year Notes (02/20)	128.50	01/24/20	CME	169	21,716,500	78,692	(79,219)
Call - U.S. Treasury 10-Year Notes (02/20)	128.75	01/24/20	CME	88	11,330,000	31,473	(31,625)
Call - U.S. Treasury 10-Year Notes (02/20)	129.00	01/24/20	CME	200	25,800,000	66,998	(53,125)
Call - U.S. Treasury 10-Year Notes (02/20)	129.50	01/24/20	CME	493	63,843,500	202,116	(69,328)
Call - U.S. Treasury 10-Year Notes (02/20)	130.00	01/24/20	CME	386	50,180,000	160,942	(30,156)
Call - U.S. Treasury 10-Year Notes (02/20)	130.50	01/24/20	CME	90	11,745,000	37,813	(4,219)
Call - U.S. Treasury 30-Year Bonds (02/20)	158.00	01/24/20	CME	74	11,692,000	50,216	(32,375)
Call - U.S. Treasury 30-Year Bonds (02/20)	159.00	01/24/20	CME	77	12,243,000	49,242	(19,250)
Call - U.S. Treasury 30-Year Bonds (02/20)	160.00	01/24/20	CME	74	11,840,000	47,247	(11,562)
Call - U.S. Treasury 30-Year Bonds (02/20)	161.00	01/24/20	CME	15	2,415,000	16,614	(1,406)
Call - U.S. Treasury 30-Year Bonds (02/20)	162.00	01/24/20	CME	45	7,290,000	29,688	(2,812)
Call - U.S. Treasury 5-Year Notes (03/20)	118.75	02/21/20	CME	154	18,287,500	59,882	(56,547)
Call - U.S. Treasury 5-Year Notes (03/20)	119.00	02/21/20	CME	307	36,533,000	66,617	(83,945)
Call - U.S. Treasury 10-Year Notes (03/20)	129.00	02/21/20	CME	192	24,768,000	100,246	(102,000)
Call - U.S. Treasury 10-Year Notes (03/20)	129.50	02/21/20	CME	177	22,921,500	78,522	(66,375)
Call - U.S. Treasury 10-Year Notes (03/20)	130.50	02/21/20	CME	91	11,875,500	53,874	(15,641)
Call - U.S. Treasury 10-Year Notes (03/20)	131.00	02/21/20	CME	772	101,132,000	380,899	(96,500)
Call - U.S. Treasury 10-Year Notes (03/20)	131.50	02/21/20	CME	181	23,801,500	59,062	(16,969)
Call - U.S. Treasury 10-Year Notes (03/20)	132.00	02/21/20	CME	60	7,920,000	24,740	(3,750)
Call - U.S. Treasury 30-Year Bonds (03/20)	157.00	02/21/20	CME	73	11,461,000	94,514	(93,531)
Call - U.S. Treasury 30-Year Bonds (03/20)	158.00	02/21/20	CME	118	18,644,000	133,827	(110,625)
Call - U.S. Treasury 30-Year Bonds (03/20)	160.00	02/21/20	CME	390	62,400,000	476,278	(188,906)
Call - U.S. Treasury 30-Year Bonds (03/20)	161.00	02/21/20	CME	15	2,415,000	17,318	(5,156)
Call - U.S. Treasury 30-Year Bonds (03/20)	162.00	02/21/20	CME	30	4,860,000	27,136	(7,500)

						2,726,046	(1,453,115)

Put - U.S. Treasury 5-Year Notes (02/20)	118.00	01/24/20	CME	428	50,504,000	108,744	(33,437)
Put - U.S. Treasury 5-Year Notes (02/20)	118.50	01/24/20	CME	309	36,616,500	87,567	(72,422)
Put - U.S. Treasury 5-Year Notes (02/20)	118.75	01/24/20	CME	31	3,681,250	7,212	(11,141)
Put - U.S. Treasury 10-Year Notes (02/20)	129.00	01/24/20	CME	30	3,870,000	12,604	(25,313)
Put - U.S. Treasury 30-Year Bonds (02/20)	155.00	01/24/20	CME	44	6,820,000	38,424	(35,750)
Put - U.S. Treasury 30-Year Bonds (02/20)	156.00	01/24/20	CME	29	4,524,000	28,043	(36,250)
Put - U.S. Treasury 5-Year Notes (03/20)	118.00	02/21/20	CME	93	10,974,000	23,816	(18,164)
Put - U.S. Treasury 5-Year Notes (03/20)	118.50	02/21/20	CME	216	25,596,000	80,626	(82,688)
Put - U.S. Treasury 10-Year Notes (03/20)	128.00	02/21/20	CME	151	19,328,000	75,239	(87,297)
Put - U.S. Treasury 10-Year Notes (03/20)	128.50	02/21/20	CME	89	11,436,500	66,596	(72,313)

						528,871	(474,775)

Total Options on Futures						$3,254,917	($1,927,890)

Total Written Options						$3,337,310	($1,974,999)

(g)	Swap agreements outstanding as of December 31, 2019 were as follows:

Credit Default Swaps on Credit Indices – Buy Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX HY33 5Y	Q	5.000%	12/20/24	ICE	$41,975,010	($4,114,180)	($2,756,089)	($1,358,091)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

Credit Default Swaps on Credit Indices – Sell Protection (4)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX IG33 5Y	Q	1.000%	12/20/24	ICE	$295,505,000	$7,758,682	$5,870,632	$1,888,050
CDX IG33 10Y	Q	1.000%	12/20/29	ICE	14,010,000	125,565	(91,180)	216,745

						$7,884,247	$5,779,452	$2,104,795

Total Credit Default Swaps						$3,770,067	$3,023,363	$746,704

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

Interest Rate Swaps – Long
Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
8.410%	Brazil CETIP Interbank	Z/Z	CIT	01/02/20	BRL 500,890,000	$3,961,566	$150,544	$3,811,022
7.024%	Brazil CETIP Interbank	Z/Z	CIT	01/04/27	159,667,000	989,621	64,850	924,771
7.044%	Brazil CETIP Interbank	Z/Z	JPM	01/04/27	38,100,000	244,769	-	244,769

						5,195,956	215,394	4,980,562

			Exchange
1.671%	3-Month USD-LIBOR	S/Q	CME	06/14/20	$99,520,000	(88,601)	(28,682)	(59,919)
7.450%	28-Day MXN TIIE	L/L	CME	07/18/29	MXN 571,270,000	1,432,414	240,738	1,191,676
7.440%	28-Day MXN TIIE	L/L	CME	07/20/29	594,730,000	1,469,568	303,480	1,166,088

						2,813,381	515,536	2,297,845

Total Interest Rate Swaps – Long						$8,009,337	$730,930	$7,278,407

Interest Rate Swaps – Short
Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.350%	1-Day U.S. Fed Funds	A/A	CME	09/15/21	$125,132,000	$237,070	($23,799)	$260,869
1.550%	3-Month USD-LIBOR	S/Q	CME	06/30/26	667,406,000	9,341,595	2,017,497	7,324,098
1.520%	3-Month USD-LIBOR	S/Q	CME	07/31/26	203,835,000	3,278,248	751,831	2,526,417
1.550%	1-Day U.S. Fed Funds	A/A	CME	11/15/26	156,599,000	104,124	202,797	(98,673)
1.810%	3-Month USD-LIBOR	S/Q	CME	11/15/44	13,472,000	757,942	18,030	739,912
1.850%	3-Month USD-LIBOR	S/Q	CME	11/15/44	138,255,000	6,658,411	289,312	6,369,099
0.641%	6-Month JPY-LIBOR	S/S	CME	05/09/46	JPY 2,649,800,000	(1,396,222)	-	(1,396,222)
1.498%	6-Month EUR-LIBOR	A/S	CME	08/23/47	EUR 5,000,500	(1,320,916)	(5,778)	(1,315,138)

						$17,660,252	$3,249,890	$14,410,362

Total Interest Rate Swaps						$25,669,589	$3,980,820	$21,688,769

Total Swap Agreements						$29,439,656	$7,004,183	$22,435,473

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$215,394	$4,980,562
Liabilities	-	-
Centrally Cleared Swap Agreements (1)
Assets	9,694,317	21,682,954
Liabilities	(2,905,528)	(4,228,043)

	$7,004,183	$22,435,473

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(h)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$1,437,659,551	$-	$1,437,659,551	$-
	Senior Loan Notes	212,703,649	-	212,703,649	-
	Mortgage-Backed Securities	2,023,750,330	-	2,023,750,330	-
	Asset-Backed Securities	131,569,293	-	131,569,293	-
	U.S. Government Agency Issue	22,580,386	-	22,580,386	-
	U.S. Treasury Obligations	187,728,606	-	187,728,606	-
	Foreign Government Bonds & Notes	351,051,832	-	351,051,832	-
	Short-Term Investments	108,054,368	-	108,054,368	-
	Derivatives:
	Credit Contracts
	Swaps	2,104,795	-	2,104,795	-
	Foreign Currency Contracts
	Futures	6,231,316	6,231,316	-	-
	Forward Foreign Currency Contracts	11,055,443	-	11,055,443	-
	Purchase Options	463,583	-	463,583	-

	Total Foreign Currency Contracts	17,750,342	6,231,316	11,519,026	-

	Interest Rate Contracts
	Futures	12,223,504	12,223,504	-	-
	Purchase Options	484,482	-	484,482	-
	Swaps	24,558,721	-	24,558,721	-

	Total Interest Rate Contracts	37,266,707	12,223,504	25,043,203	-

	Total Asset - Derivatives	57,121,844	18,454,820	38,667,024	-

	Total Assets	4,532,219,859	18,454,820	4,513,765,039	-

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(1,358,091)	-	(1,358,091)	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(10,572,440)	-	(10,572,440)	-
	Written Options	(21,788)	-	(21,788)	-

	Total Foreign Currency Contracts	(10,594,228)	-	(10,594,228)	-

	Interest Rate Contracts
	Futures	(33,646,482)	(33,646,482)	-	-
	Written Options	(1,953,211)	-	(1,953,211)	-
	Swaps	(2,869,952)	-	(2,869,952)	-

	Total Interest Rate Contracts	(38,469,645)	(33,646,482)	(4,823,163)	-

	Total Liabilities - Derivatives	(50,421,964)	(33,646,482)	(16,775,482)	-

	Total Liabilities	(50,421,964)	(33,646,482)	(16,775,482)	-

	Total	$4,481,797,895	($15,191,662)	$4,496,989,557	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
EXCHANGE-TRADED FUNDS - 2.4%

Invesco Senior Loan	439,780	$10,035,779
SPDR Blackstone	110,000	5,123,800

		15,159,579

Total Exchange-Traded Funds (Cost $15,100,736)		15,159,579

	Principal Amount
CORPORATE BONDS & NOTES - 2.5%

Communications - 0.0%

iHeartCommunications Inc 8.375% due 05/01/27	$1	1

Consumer, Cyclical - 0.3%

eG Global Finance PLC (United Kingdom) 6.750% due 02/07/25 ~	2,000,000	2,034,170

Consumer, Non-Cyclical - 0.2%

Ahern Rentals Inc 7.375% due 05/15/23 ~	1,625,000	1,292,549

Industrial - 2.0%

GFL Environmental Inc (Canada) 5.625% due 05/01/22 ~	1,396,000	1,424,356
Reynolds Group Issuer Inc 5.750% due 10/15/20	6,704,287	6,721,048
TransDigm Inc 6.250% due 03/15/26 ~	4,000,000	4,337,936

		12,483,340

Total Corporate Bonds & Notes (Cost $15,840,388)		15,810,060

SENIOR LOAN NOTES - 94.6%

Basic Materials - 1.5%

Aleris International Inc 6.555% (USD LIBOR + 4.750%) due 02/27/23 §	3,830,556	3,840,729
GrafTech Finance Inc Term B 5.299% (USD LIBOR + 3.500%) due 02/12/25 §	424,948	424,406
Messer Industries GmbH 4.445% (USD LIBOR + 2.500%) due 03/01/26 §	4,934,578	4,966,959
PQ Corp Term B 4.427% (USD LIBOR + 2.500%) due 02/08/25 §	334,143	336,315

		9,568,409

Communications - 9.1%

Ancestry.com Operations Inc Term B 6.050% (USD LIBOR + 4.250%) due 08/27/26 §	1,612,199	1,589,024
Charter Communications Operating LLC Term B2 3.550% (USD LIBOR + 1.750%) due 02/01/27 §	3,987,468	4,017,685
Clear Channel Outdoor Holdings Inc Term B 5.299% (USD LIBOR + 3.500%) due 08/21/26 §	8,478,750	8,539,695

	Principal Amount	Value
CommScope, Inc. Term B 5.049% (USD LIBOR + 3.250%) due 04/06/26 §	$3,491,250	$3,518,290
CSC Holdings LLC Term B5 4.240% (USD LIBOR + 2.500%) due 04/15/27 §	6,868,438	6,914,229
Diamond Sports Group LLC 5.030% (USD LIBOR + 3.250%) due 08/24/26 §	2,119,688	2,119,688
NEP 5.049% (USD LIBOR + 3.250%) due 10/20/25 §	2,355,874	2,316,609
8.799% (USD LIBOR + 7.000%) due 10/19/26 §	1,925,000	1,761,375
SBA Senior Finance II LLC Term B 3.550% (USD LIBOR + 1.750%) due 04/11/25 §	10,066,740	10,117,074
Sprint Communications Inc Term B 4.313% (USD LIBOR + 2.500%) due 02/02/24 §	4,660,064	4,629,452
4.813% (USD LIBOR + 3.000%) due 02/02/24 §	3,701,307	3,696,636
Uber Technologies Inc Series A 5.745% (USD LIBOR + 4.000%) due 04/04/25 §	3,186,524	3,196,482
Zayo Group LLC 4.049% (USD LIBOR + 2.250%) due 01/19/24 §	3,912,622	3,929,196
Term B1 3.799% (USD LIBOR + 2.000%) due 01/19/21 §	2,492,314	2,500,549

		58,845,984

Consumer, Cyclical - 19.6%

American Builders & Contractors Supply Co Inc 3.799% (USD LIBOR + 2.000%) due 01/15/27 §	6,982,500	7,015,234
Aramark Services Inc Term B4 due 01/27/27 µ	1,000,000	1,006,562
Beacon Roofing Supply Inc Term B 4.049% (USD LIBOR + 2.250%) due 01/02/25 §	3,541,701	3,562,731
BJ’s Wholesale Club Inc 4.491% (USD LIBOR + 2.750%) due 02/03/24 §	4,102,748	4,135,513
Boyd Gaming Corp Term B3 3.853% (USD LIBOR + 2.250%) due 09/15/23 §	1,473,081	1,485,197
Caesars Entertainment Operating Co 3.799% (USD LIBOR + 2.000%) due 10/07/24 §	9,420,494	9,494,087
Caesars Resort Collection LLC Term B 4.549% (USD LIBOR + 2.750%) due 12/23/24 §	5,888,858	5,905,217
ClubCorp Holdings Inc Term B 4.695% (USD LIBOR + 2.750%) due 09/18/24 §	1,470,205	1,396,081
Core & Main LP Term B 4.528% (USD LIBOR + 2.750%) due 08/01/24 §	5,382,547	5,384,743
Curium BidCo SARL Term B (Luxembourg) 5.945% (USD LIBOR + 4.000%) due 07/09/26 §	2,743,125	2,768,842
EG America LLC (2nd Lien) (United Kingdom) 9.961% (USD LIBOR + 8.000%) due 04/20/26 §	1,945,044	1,857,517
EG Finco Ltd (United Kingdom) 5.961% (USD LIBOR + 4.000%) due 02/07/25 §	1,246,829	1,243,556

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Flynn Restaurant Group LP (2nd Lien) 8.736% (USD LIBOR + 7.000%) due 06/29/26 §	$4,260,000	$3,940,500
Golden Nugget Inc Term B 4.692% (USD LIBOR + 2.750%) due 10/04/23 §	4,656,944	4,679,698
K-Mac Holdings Corp (2nd Lien) 8.549% (USD LIBOR + 6.750%) due 03/16/26 §	2,704,167	2,633,182
Live Nation Entertainment Inc Term B4 3.500% (USD LIBOR + 1.750%) due 10/17/26 §	1,920,036	1,929,613
Merlin Entertainments PLC Term B due 11/13/26 µ	441,920	447,444
NPC International Inc 5.427% (USD LIBOR + 3.500%) due 04/19/24 §	4,631,250	2,158,163
(2nd Lien) 9.427% (USD LIBOR + 7.500%) due 04/18/25 §	2,625,000	315,546
Panther BF Aggregator 2 LP Term B (Canada) (Canada) 5.305% (USD LIBOR + 3.500%) due 04/30/26 §	2,394,000	2,408,443
Restaurant Brands Term B4 (Canada) 3.549% (USD LIBOR + 1.750%) due 11/19/26 §	9,778,714	9,803,102
SeaWorld Parks & Entertainment Inc Term B5 4.799% (USD LIBOR + 3.000%) due 03/31/24 §	7,842,397	7,882,832
SMG US Midco 2 Inc 4.799% (USD LIBOR + 3.000%) due 01/23/25 §	2,931,635	2,949,957
(2nd Lien) 8.799% (USD LIBOR + 7.000%) due 01/23/26 §	6,733,000	6,814,355
Spin Holdco Inc Term B 5.251% (USD LIBOR + 3.250%) due 11/14/22 §	6,493,332	6,460,866
SRS Distribution Inc 5.049% (USD LIBOR + 3.250%) due 05/23/25 §	7,600,895	7,556,240
Term B 6.299% (USD LIBOR + 4.500%) due 05/23/25 §	3,500,000	3,502,188
Stars Group Holdings BV (Netherlands) 5.445% (USD LIBOR + 3.500%) due 07/10/25 §	8,629,784	8,716,729
Tacala LLC 5.799% (USD LIBOR + 4.000%) due 01/31/25 §	498,731	501,349
(2nd Lien) 9.549% (USD LIBOR + 7.750%) due 01/30/26 §	1,525,000	1,518,645
Univar Inc
Term B 4.049% (USD LIBOR + 2.250%) due 07/01/24 §	2,419,540	2,433,907
Term B5 3.799% (USD LIBOR + 2.000%) due 07/01/26 §	500,000	502,266
Whatabrands LLC Term B 4.944% (USD LIBOR + 3.250%) due 08/02/26 §	2,992,500	3,010,829
William Morris Endeavor Entertainment LLC 4.606% (USD LIBOR + 2.750%) due 05/18/25 §	944,617	942,251

		126,363,385

	Principal Amount	Value
Consumer, Non-Cyclical - 21.0%

Accelerated Health Systems LLC Term B 5.236% (USD LIBOR + 3.500%) due 10/31/25 §	$742,500	$744,356
Albertsons LLC
Term B7 4.549% (USD LIBOR + 2.750%) due 11/17/25 §	380,424	384,370
Term B8 4.549% (USD LIBOR + 2.750%) due 08/17/26 §	1,521,180	1,537,253
Aldevron LLC Term B 6.195% (USD LIBOR + 4.250%) due 10/12/26 §	2,500,000	2,531,250
AlixPartners LLP Term B 4.549% (USD LIBOR + 2.750%) due 04/04/24 §	9,388,403	9,456,300
Allied Universal Holdco LLC 6.055% (USD LIBOR + 4.250%) due 07/10/26 §	563,063	567,356
Term B 6.049% (USD LIBOR + 4.250%) due 07/10/26 §	5,686,937	5,730,300
Arterra Wines Canada Inc Term B1 (Canada) 4.653% (USD LIBOR + 2.750%) due 12/15/23 §	1,307,530	1,308,347
AVSC Holding Corp Term B 6.486% (USD LIBOR + 4.500%) due 10/15/26 §	2,750,000	2,746,563
Bausch Health Cos Inc Term B (Canada) 4.740% (USD LIBOR + 3.000%) due 06/02/25 §	11,172,671	11,254,724
Belron Finance US LLC Term B 4.436% (USD LIBOR + 2.500%) due 10/30/26 §	1,000,000	1,004,625
Catalent Pharma Solutions Inc Term B2 4.049% (USD LIBOR + 2.250%) due 05/18/26 §	992,500	998,703
CHG PPC Parent LLC Term B 4.549% (USD LIBOR + 2.750%) due 03/31/25 §	3,451,799	3,469,058
Copernicus Group Inc due 12/03/26 µ	3,000,000	3,003,750
Financial & Risk US Holdings Inc 5.049% (USD LIBOR + 3.250%) due 10/01/25 §	12,810,302	12,933,063
Garda World Security Corp Term B (Canada) 6.660% (USD LIBOR + 4.750%) due 10/30/26 §	2,750,000	2,769,478
Grifols Worldwide Operations USA Inc Term B (Spain) 3.740% (USD LIBOR + 2.000%) due 11/15/27 §	1,750,000	1,766,515
Guidehouse LLP 6.299% (USD LIBOR + 4.500%) due 05/01/25 §	2,743,038	2,732,751
Hearthside Food Solutions LLC 5.799% (USD LIBOR + 4.000%) due 05/23/25 §	3,960,000	3,960,000
Heartland Dental LLC 5.549% (USD LIBOR + 3.750%) due 04/30/25 §	4,585,013	4,567,819
Jaguar Holding Co II 4.299% (USD LIBOR + 2.500%) due 08/18/22 §	8,511,869	8,567,434
Mister Car Wash Holdings Inc Term B 5.410% (USD LIBOR + 3.500%) due 05/14/26 §	3,421,152	3,441,679

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
NVA Holdings Inc
Term B3 6.500% (USD LIBOR + 1.750%) due 02/02/25 §	$10,865,258	$10,869,506
Term B4 7.250% (USD LIBOR + 2.500%) due 02/02/25 §	2,364,120	2,367,075
Ortho-Clinical Diagnostics SA Term B (Luxembourg) 5.306% (USD LIBOR + 3.250%) due 06/30/25 §	811,617	803,501
Pearl Intermediate Parent LLC 5.049% (USD LIBOR + 3.250%) due 02/14/25 §	4,199,350	4,171,353
8.049% (USD LIBOR + 6.250%) due 02/13/26 §	1,500,000	1,485,000
Prestige Brands Inc Term B4 3.799% (USD LIBOR + 2.000%) due 01/26/24 §	1,330,889	1,341,910
PSC Industrial Holdings Corp (2nd Lien) 10.240% (USD LIBOR + 8.500%) due 10/03/25 §	1,584,000	1,524,600
RegionalCare Hospital Partners Holdings Inc Term B 6.304% (USD LIBOR + 4.500%) due 11/17/25 §	3,090,305	3,118,956
Snacking Investments Bidco Property Ltd (Australia) 5.778% (USD LIBOR + 4.000%) due 11/25/25 §	1,000,000	1,001,250
Sunshine Luxembourg VII SARL Term B1 (Luxembourg) 6.195% (USD LIBOR + 4.250%) due 10/01/26 §	3,125,000	3,158,762
Trans Union LLC Term B5 3.549% (USD LIBOR + 1.750%) due 11/16/26 §	3,008,067	3,024,753
US Foods Inc Term B 3.549% (USD LIBOR + 1.750%) due 06/27/23 §	1,487,941	1,494,850
Vetcor Professional Practices LLC 4.799% (USD LIBOR + 3.000%) due 07/02/25 §	6,427,437	6,363,162
Wand NewCo 3 Inc 5.299% (USD LIBOR + 3.500%) due 02/05/26 §	9,203,750	9,298,659

		135,499,031

Energy - 0.2%

Prairie ECI Acquiror LP Term B 6.695% (USD LIBOR + 4.750%) due 03/11/26 §	1,203,282	1,196,890

Financial - 9.0%

Alliant Holdings Intermediate LLC
Term B 4.799% (USD LIBOR + 3.000%) due 05/09/25 §	2,869,878	2,874,360
4.990% (USD LIBOR + 3.250%) due 05/09/25 §	1,990,000	1,996,219
AssuredPartners Inc 5.299% (USD LIBOR + 3.500%) due 10/22/24 §	8,895,371	8,933,176
Avolon TLB Borrower 1 (US) LLC Term B3 (Ireland) 3.515% (USD LIBOR + 1.750%) due 01/15/25 §	5,240,975	5,280,283
Blackstone Mortgage Trust Inc Term B 4.049% (USD LIBOR + 2.250%) due 04/23/26 §	2,493,750	2,511,643

	Principal Amount	Value
Canyon Valor Co Inc Term B1 4.549% (USD LIBOR + 2.750%) due 06/16/23 §	$997,317	$998,563
Cushman & Wakefield U.S. Borrower LLC Term B 5.049% (USD LIBOR + 3.250%) due 08/21/25 §	5,159,688	5,186,291
Deerfield Dakota Holding LLC Term B 5.049% (USD LIBOR + 3.250%) due 02/13/25 §	4,795,112	4,789,118
Hub International Ltd
Term B 4.690% (USD LIBOR + 2.750%) due 04/25/25 §	7,684,253	7,690,854
5.903% (USD LIBOR + 4.000%) due 04/25/25 §	2,250,000	2,274,610
MGM Growth Properties Operating Partnership LP Term B 3.799% (USD LIBOR + 2.000%) due 03/21/25 §	3,871,536	3,895,388
NFP Corp Term B 4.799% (USD LIBOR + 3.000%) due 01/08/24 §	4,870,341	4,858,599
Rocket Software Inc (2nd Lien) 10.049% (USD LIBOR + 8.250%) due 11/27/26 §	500,000	421,250
USI Inc 4.945% (USD LIBOR + 3.000%) due 05/16/24 §	5,234,611	5,240,500
Term B 5.799% (USD LIBOR + 4.000%) due 12/02/26 §	1,000,000	1,005,000

		57,955,854

Industrial - 20.7%

Advanced Disposal Services Inc. Term B3 3.853% (USD LIBOR + 2.250%) due 11/10/23 §	15,933,485	16,018,124
Anvil International LLC (2nd Lien) 10.800% (USD LIBOR + 9.000%) due 05/28/27 §	875,000	815,938
APi Group DE Inc Term B 4.299% (USD LIBOR + 2.500%) due 10/01/26 §	1,250,000	1,261,524
Berry Global Inc Term W 3.715% (USD LIBOR + 2.000%) due 10/01/22 §	7,000,000	7,036,876
Cortes NP Acquisition Corp Term B 5.927% (USD LIBOR + 4.000%) due 11/30/23 §	4,000,000	4,000,000
DiversiTech Holdings Inc 4.945% (USD LIBOR + 3.000%) due 06/03/24 §	580,814	576,458
Dynasty Acquisition Co Inc Term B1 5.945% (USD LIBOR + 4.000%) due 04/06/26 §	6,197,807	6,253,147
Engineered Machinery Holdings Inc due 07/19/24 µ	3,401,231	3,377,141
6.195% (USD LIBOR + 4.250%) due 07/19/24 §	742,500	743,738
EWT Holdings III Corp 4.799% (USD LIBOR + 3.000%) due 12/20/24 §	5,648,532	5,682,073
Filtration Group Corp 4.799% (USD LIBOR + 3.000%) due 03/29/25 §	9,153,294	9,202,493
Flex Acquisition Co Inc 5.091% (USD LIBOR + 3.000%) due 12/29/23 §	868,372	863,162
5.349% (USD LIBOR + 3.250%) due 06/29/25 §	1,975,058	1,964,689

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Gardner Denver Inc Term B 4.549% (USD LIBOR + 2.750%) due 07/30/24 §	$793,737	$799,607
Gates Global LLC Term B 4.549% (USD LIBOR + 2.750%) due 04/01/24 §	3,064,711	3,072,373
Genesee & Wyoming Inc due 12/30/26 µ	1,000,000	1,010,938
GFL Environmental Inc Term B (Canada) 4.799% (USD LIBOR + 3.000%) due 05/30/25 §	9,773,492	9,800,545
Hamilton Holdco LLC Term B 3.950% (USD LIBOR + 2.000%) due 01/02/27 §	1,995,000	1,999,988
NCI Building Systems Inc 5.486% (USD LIBOR + 3.750%) due 04/12/25 §	3,679,252	3,677,688
Pregis TopCo Corp 5.799% (USD LIBOR + 4.000%) due 07/31/26 §	1,000,000	1,001,875
Pro Mach Group Inc Term B 4.535% (USD LIBOR + 2.750%) due 03/07/25 §	2,164,230	2,148,673
Reynolds Group Holdings Inc 4.549% (USD LIBOR + 2.750%) due 02/05/23 §	10,790,328	10,839,219
StandardAero (Canada) 5.945% (USD LIBOR + 4.000%) due 04/06/26 §	3,332,154	3,361,907
Summit Materials Cos I LLC Term B 3.799% (USD LIBOR + 2.000%) due 11/21/24 §	1,274,000	1,281,565
The Hillman Group Inc Term B 5.799% (USD LIBOR + 4.000%) due 05/31/25 §	5,595,744	5,514,141
Transcendia Inc 5.299% (USD LIBOR + 3.500%) due 05/30/24 § ±	2,927,722	2,181,153
TransDigm Inc
Term F 4.299% (USD LIBOR + 2.500%) due 06/09/23 §	12,072,534	12,125,351
Term G 4.299% (USD LIBOR + 2.500%) due 08/22/24 §	1,448,772	1,455,336
Wesco Aircraft Hardware Corp
Term A 4.300% (USD LIBOR + 2.500%) due 11/30/20 §	1,552,773	1,554,714
Term B 4.300% (USD LIBOR + 2.500%) due 02/28/21 §	2,750,000	2,750,000
WP CPP Holdings LLC 5.680% (USD LIBOR + 3.750%) due 04/30/25 §	5,721,033	5,692,428
Zekelman Industries Inc Term B 4.035% (USD LIBOR + 2.250%) due 06/14/21 §	5,071,284	5,085,230

		133,148,094

Technology - 13.3%

Applied Systems Inc 5.195% (USD LIBOR + 3.250%) due 09/19/24 §	5,340,648	5,367,907
(2nd Lien) 8.945% (USD LIBOR + 7.000%) due 09/19/25 §	6,536,993	6,708,589

	Principal Amount	Value
Cypress Intermediate Holdings III Inc 4.550% (USD LIBOR + 2.750%) due 04/29/24 §	$1,994,885	$2,007,353
(2nd Lien) 8.549% (USD LIBOR + 6.750%) due 04/27/25 §	2,263,750	2,283,558
Epicor Software Corp 5.050% (USD LIBOR + 3.250%) due 06/01/22 §	9,450,521	9,527,306
Infor (US) Inc Term B6 4.695% (USD LIBOR + 2.750%) due 02/01/22 §	3,334,102	3,352,856
Kronos Inc
(2nd Lien) 10.159% (USD LIBOR + 8.250%) due 11/01/24 §	3,600,000	3,699,000
Term B 4.909% (USD LIBOR + 3.000%) due 11/01/23 §	4,498,572	4,526,688
Microchip Technology Inc Term B 3.800% (USD LIBOR + 2.000%) due 05/29/25 §	635,708	642,065
Sophia LP Term B 5.195% (USD LIBOR + 3.250%) due 09/30/22 §	9,370,404	9,402,029
SS&C Technologies Holdings Europe SARL Term B4 (Luxembourg) 4.049% (USD LIBOR + 2.250%) due 04/16/25 §	739,521	745,240
SS&C Technologies Inc
Term B3 4.049% (USD LIBOR + 2.250%) due 04/16/25 §	1,072,431	1,080,725
Term B5 4.049% (USD LIBOR + 2.250%) due 04/16/25 §	987,364	997,237
Tempo Acquisition LLC 4.549% (USD LIBOR + 2.750%) due 05/01/24 §	8,827,481	8,893,687
The Dun & Bradstreet Corp 6.792% (USD LIBOR + 5.000%) due 02/06/26 § µ	9,518,750	9,604,019
The Ultimate Software Group Inc Term B 5.549% (USD LIBOR + 3.750%) due 05/04/26 §	7,206,938	7,254,986
Vertafore Inc 5.049% (USD LIBOR + 3.250%) due 07/02/25 §	3,216,258	3,185,099
(2nd Lien) 9.049% (USD LIBOR + 7.250%) due 07/02/26 §	6,400,000	6,362,669

		85,641,013

Utilities - 0.2%

Vistra Operations Co LLC Term B3 3.538% (USD LIBOR + 1.750%) due 12/31/25 §	1,500,000	1,510,595

Total Senior Loan Notes (Cost $612,168,468)		609,729,255

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
SHORT-TERM INVESTMENT - 3.1%

Repurchase Agreement - 3.1%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $20,145,266; collateralized by U.S. Treasury Notes: 1.625% due 12/31/21 and value $20,550,656)	$20,144,987	$20,144,987

Total Short-Term Investment (Cost $20,144,987)		20,144,987

TOTAL INVESTMENTS - 102.6% (Cost $663,254,579)		660,843,881

OTHER ASSETS & LIABILITIES, NET - (2.6%)		(16,564,468)

NET ASSETS - 100.0%		$644,279,413

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Industrial	22.7%
Consumer, Non-Cyclical	21.2%
Consumer, Cyclical	19.9%
Technology	13.3%
Communications	9.1%
Financial	9.0%
Short-Term Investment	3.1%
Others (each less than 3.0%)	4.3%

	102.6%
Other Assets & Liabilities, Net	(2.6%	)

	100.0%

(b)	Pursuant to the terms of the following senior loan agreements, the Fund had unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitments	Value	Unrealized Appreciation (Depreciation)
Heartland Dental, LLC	$103,363	$103,002	($361)
Mister Car Wash Holdings, Inc.	172,072	172,949	877
Merlin Entertainments PLC	57,935	58,806	871

	$333,370	$334,757	$1,387

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Exchange-Traded Funds	$15,159,579	$15,159,579	$-	$-
	Corporate Bonds & Notes	15,810,060	-	15,810,060	-
	Senior Loan Notes	609,729,255	-	607,548,102	2,181,153
	Short-Term Investment	20,144,987	-	20,144,987	-
	Unfunded Loan Commitment	334,757	-	334,757	-

	Total	$661,178,638	$15,159,579	$643,837,906	$2,181,153

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 1.3%

Basic Materials - 0.2%

Constellium SE*	120,844	$1,619,310
Hexion Holdings Corp ‘B’ *	65,539	789,745

		2,409,055

Consumer, Cyclical - 0.2%

Cedar Fair LP	38,300	2,123,352

Energy - 0.3%

Chevron Corp	7,502	904,066
Diamondback Energy Inc	8,404	780,395
Exxon Mobil Corp	11,518	803,726
Pioneer Natural Resources Co	5,407	818,458

		3,306,645

Financial - 0.4%

Citigroup Inc	17,173	1,371,951
Outfront Media Inc REIT	65,030	1,744,105
The Goldman Sachs Group Inc	5,425	1,247,370

		4,363,426

Industrial - 0.2%

Evoqua Water Technologies Corp*	92,454	1,752,003
Xylem Inc	16,647	1,311,617

		3,063,620

Total Common Stocks (Cost $14,454,950)		15,266,098

	Principal Amount
CORPORATE BONDS & NOTES - 88.1%

Basic Materials - 3.2%

Alcoa Nederland Holding BV 7.000% due 09/30/26 ~	$3,557,000	3,888,335
Barminco Finance Pty Ltd (Australia) 6.625% due 05/15/22 ~	7,600,000	7,812,800
Constellium SE 5.875% due 02/15/26 ~	500,000	530,013
6.625% due 03/01/25 ~	4,150,000	4,316,373
Hecla Mining Co 6.875% due 05/01/21	3,725,000	3,721,275
Hexion Inc 7.875% due 07/15/27 ~	2,825,000	2,944,992
JW Aluminum Continuous Cast Co 10.250% due 06/01/26 ~	4,800,000	5,041,668
Novelis Corp 5.875% due 09/30/26 ~	700,000	746,499
Olin Corp 5.000% due 02/01/30	4,975,000	5,058,829
Univar Solutions USA Inc 5.125% due 12/01/27 ~	3,000,000	3,136,890

		37,197,674

Communications - 15.9%

Altice Financing SA (Luxembourg) 7.500% due 05/15/26 ~	2,475,000	2,665,204
Altice France SA (France) 7.375% due 05/01/26 ~	7,575,000	8,146,837
CCO Holdings LLC 4.750% due 03/01/30 ~	1,800,000	1,839,384
5.000% due 02/01/28 ~	675,000	709,540
5.375% due 06/01/29 ~	1,000,000	1,069,350
5.875% due 04/01/24 ~	6,950,000	7,199,053

	Principal Amount	Value
CenturyLink Inc 7.500% due 04/01/24	$700,000	$790,710
Clear Channel Worldwide Holdings Inc 5.125% due 08/15/27 ~	4,950,000	5,163,592
9.250% due 02/15/24 ~	4,295,000	4,765,668
CommScope Inc 6.000% due 03/01/26 ~	3,750,000	3,996,090
8.250% due 03/01/27 ~	700,000	738,045
CommScope Technologies LLC 6.000% due 06/15/25 ~	3,775,000	3,788,703
CSC Holdings LLC 5.250% due 06/01/24	2,600,000	2,806,921
5.375% due 02/01/28 ~	650,000	694,572
5.500% due 05/15/26 ~	3,350,000	3,554,559
5.750% due 01/15/30 ~	4,300,000	4,595,625
6.500% due 02/01/29 ~	3,300,000	3,685,688
6.625% due 10/15/25 ~	6,400,000	6,807,936
7.500% due 04/01/28 ~	625,000	707,702
10.875% due 10/15/25 ~	2,185,000	2,445,834
Diamond Sports Group LLC 6.625% due 08/15/27 ~	12,750,000	12,422,962
Frontier Communications Corp 8.000% due 04/01/27 ~	1,900,000	1,989,015
8.500% due 04/01/26 ~	900,000	912,915
10.500% due 09/15/22	2,250,000	1,103,202
Intelsat Jackson Holdings SA (Luxembourg) 8.000% due 02/15/24 ~	1,700,000	1,748,170
8.500% due 10/15/24 ~	2,975,000	2,715,922
9.750% due 07/15/25 ~	1,850,000	1,715,107
Lamar Media Corp 5.750% due 02/01/26	4,975,000	5,282,206
Level 3 Financing Inc 4.625% due 09/15/27 ~	5,000,000	5,128,250
5.250% due 03/15/26	4,390,000	4,573,721
5.375% due 01/15/24	4,040,000	4,117,427
Nexstar Broadcasting Inc 5.625% due 07/15/27 ~	4,450,000	4,697,642
Outfront Media Capital LLC 4.625% due 03/15/30 ~	450,000	458,708
5.000% due 08/15/27 ~	6,225,000	6,532,204
5.625% due 02/15/24	1,250,000	1,283,856
Radiate Holdco LLC 6.875% due 02/15/23 ~	3,500,000	3,571,453
Sirius XM Radio Inc 5.500% due 07/01/29 ~	9,500,000	10,289,355
Sprint Capital Corp 8.750% due 03/15/32	2,600,000	3,160,560
Sprint Communications Inc 6.000% due 11/15/22	3,450,000	3,624,329
Sprint Corp 7.625% due 02/15/25	14,625,000	16,085,306
7.625% due 03/01/26	10,425,000	11,515,976
7.875% due 09/15/23	2,000,000	2,210,830
Telesat Canada (Canada) 4.875% due 06/01/27 ~	1,175,000	1,198,500
6.500% due 10/15/27 ~	575,000	600,501
Townsquare Media Inc 6.500% due 04/01/23 ~	4,049,000	4,121,538
Uber Technologies Inc 8.000% due 11/01/26 ~	725,000	757,496
Virgin Media Secured Finance PLC (United Kingdom) 5.500% due 08/15/26 ~	9,350,000	9,839,215

		187,827,379

Consumer, Cyclical - 18.9%

Air Canada Pass-Through Trust ‘B’ (Canada) 5.375% due 11/15/22 ~	1,428,476	1,469,405
American Airlines Pass-Through Trust ‘B’ 5.250% due 07/15/25	3,537,963	3,749,404
5.625% due 07/15/22 ~	913,103	930,461

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
American Builders & Contractors Supply Co Inc 4.000% due 01/15/28 ~	$5,850,000	$5,948,572
Beazer Homes USA Inc 5.875% due 10/15/27	9,275,000	9,391,169
Boyd Gaming Corp 4.750% due 12/01/27 ~	100,000	104,060
Caesars Resort Collection LLC 5.250% due 10/15/25 ~	8,725,000	9,041,281
CCM Merger Inc 6.000% due 03/15/22 ~	825,000	843,563
Cedar Fair LP 5.250% due 07/15/29 ~	2,250,000	2,428,538
Constellation Merger Sub Inc 8.500% due 09/15/25 ~	12,000,000	10,504,980
Core & Main Holding LP 8.625% Cash or 9.375% PIK due 09/15/24 ~	2,150,000	2,242,267
Core & Main LP 6.125% due 08/15/25 ~	5,871,000	6,105,781
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500% due 02/15/23 ~	4,750,000	5,001,346
eG Global Finance PLC (United Kingdom) 8.500% due 10/30/25 ~	5,050,000	5,369,842
Gateway Casinos & Entertainment Ltd (Canada) 8.250% due 03/01/24 ~	4,475,000	4,588,732
Golden Nugget Inc 6.750% due 10/15/24 ~	9,150,000	9,493,033
8.750% due 10/01/25 ~	7,300,000	7,824,614
Hilton Domestic Operating Co Inc 5.125% due 05/01/26	2,000,000	2,110,695
Hilton Grand Vacations Borrower LLC 6.125% due 12/01/24	4,100,000	4,439,951
Jacobs Entertainment Inc 7.875% due 02/01/24 ~	5,975,000	6,350,917
Jaguar Land Rover Automotive PLC (United Kingdom) 5.625% due 02/01/23 ~	4,150,000	4,183,241
Lennar Corp 4.750% due 05/30/25	1,350,000	1,454,065
4.750% due 11/29/27	3,650,000	3,939,628
4.875% due 12/15/23	1,500,000	1,607,498
5.375% due 10/01/22	3,270,000	3,499,920
6.250% due 12/15/21	4,000,000	4,216,600
Live Nation Entertainment Inc 4.750% due 10/15/27 ~	4,800,000	4,976,880
Marriott Ownership Resorts Inc 4.750% due 01/15/28 ~	5,100,000	5,235,647
Mattamy Group Corp (Canada) 6.500% due 10/01/25 ~	5,875,000	6,283,812
Mattel Inc 3.150% due 03/15/23	1,050,000	1,037,311
5.875% due 12/15/27 ~	575,000	606,970
6.750% due 12/31/25 ~	6,425,000	6,918,986
Merlin Entertainments PLC (United Kingdom) 5.750% due 06/15/26 ~	5,580,000	6,125,989
Michaels Stores Inc 8.000% due 07/15/27 ~	5,275,000	5,047,384
New Red Finance Inc (Canada) 3.875% due 01/15/28 ~	900,000	903,915
4.375% due 01/15/28 ~	2,700,000	2,711,745
5.000% due 10/15/25 ~	17,150,000	17,743,133
Norwegian Air Shuttle Pass-Through Trust ‘B’ (Norway) 7.500% due 05/10/25 ~	1,026,701	1,052,049
Panther BF Aggregator 2 LP 6.250% due 05/15/26 ~	4,000,000	4,317,496
8.500% due 05/15/27 ~	1,175,000	1,250,611

	Principal Amount	Value
Scientific Games International Inc 7.000% due 05/15/28 ~	$1,350,000	$1,446,998
7.250% due 11/15/29 ~	1,350,000	1,470,623
8.250% due 03/15/26 ~	3,475,000	3,837,700
Six Flags Entertainment Corp 4.875% due 07/31/24 ~	7,000,000	7,268,345
5.500% due 04/15/27 ~	1,125,000	1,201,613
Tesla Inc 5.300% due 08/15/25 ~	9,575,000	9,311,592
United Airlines Pass-Through Trust ‘B’ 4.625% due 03/03/24	1,190,591	1,228,537
US Airways Pass-Through Trust ‘B’ 5.375% due 05/15/23	3,375,081	3,515,797
VOC Escrow Ltd 5.000% due 02/15/28 ~	8,525,000	8,945,709
Wynn Resorts Finance LLC 5.125% due 10/01/29 ~	4,500,000	4,840,312

		224,118,717

Consumer, Non-Cyclical - 13.0%

Ahern Rentals Inc 7.375% due 05/15/23 ~	20,949,000	16,663,149
Albertsons Cos Inc 4.625% due 01/15/27 ~	550,000	550,358
Albertsons Cos LLC 5.875% due 02/15/28 ~	6,625,000	7,051,319
Allied Universal Holdco LLC 9.750% due 07/15/27 ~	4,000,000	4,282,370
Bausch Health Americas Inc 8.500% due 01/31/27 ~	6,650,000	7,585,322
Bausch Health Cos Inc 5.000% due 01/30/28 ~	1,075,000	1,106,057
5.250% due 01/30/30 ~	1,075,000	1,117,463
6.125% due 04/15/25 ~	7,125,000	7,376,619
9.000% due 12/15/25 ~	2,600,000	2,963,220
Centene Corp 4.250% due 12/15/27 ~	1,025,000	1,056,365
4.625% due 12/15/29 ~	850,000	897,345
Charles River Laboratories International Inc 4.250% due 05/01/28 ~	5,850,000	5,970,510
Eagle Holding Co II LLC 7.625% Cash or 8.375% PIK due 05/15/22 ~	6,800,000	6,923,984
7.750% Cash or 8.500% PIK due 05/15/22 ~	1,500,000	1,525,740
GW B-CR Security Corp (Canada) 9.500% due 11/01/27 ~	892,000	953,860
HCA Inc 5.250% due 06/15/26	2,450,000	2,745,831
5.625% due 09/01/28	675,000	770,479
5.875% due 02/01/29	19,150,000	22,166,125
Jaguar Holding Co II 6.375% due 08/01/23 ~	2,175,000	2,250,424
JBS Investments II GmbH 5.750% due 01/15/28 ~	800,000	845,080
7.000% due 01/15/26 ~	2,650,000	2,887,572
JBS USA LUX SA 5.500% due 01/15/30 ~	1,425,000	1,533,229
5.875% due 07/15/24 ~	3,925,000	4,043,731
6.500% due 04/15/29 ~	950,000	1,057,474
Pilgrim’s Pride Corp 5.875% due 09/30/27 ~	6,525,000	7,067,227
Prestige Brands Inc 5.125% due 01/15/28 ~	1,800,000	1,890,000
Refinitiv US Holdings Inc 8.250% due 11/15/26 ~	700,000	789,670
RegionalCare Hospital Partners Holdings Inc 9.750% due 12/01/26 ~	4,125,000	4,671,666
Select Medical Corp 6.250% due 08/15/26 ~	6,550,000	7,102,525

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Tenet Healthcare Corp 4.875% due 01/01/26 ~	$1,795,000	$1,882,327
5.125% due 05/01/25	3,325,000	3,433,062
6.250% due 02/01/27 ~	1,275,000	1,373,812
6.750% due 06/15/23	5,325,000	5,861,733
Tms International Holding Corp 7.250% due 08/15/25 ~	10,707,000	9,712,159
Verscend Escrow Corp 9.750% due 08/15/26 ~	5,275,000	5,782,851

		153,890,658

Energy - 11.0%

Antero Resources Corp 5.375% due 11/01/21	4,500,000	4,293,034
5.625% due 06/01/23	1,575,000	1,267,875
Archrock Partners LP 6.250% due 04/01/28 ~	300,000	309,750
6.875% due 04/01/27 ~	3,450,000	3,656,388
Ascent Resources Utica Holdings LLC 7.000% due 11/01/26 ~	6,025,000	4,822,094
Cheniere Corpus Christi Holdings LLC 5.125% due 06/30/27	7,125,000	7,887,589
5.875% due 03/31/25	2,475,000	2,788,199
7.000% due 06/30/24	1,100,000	1,269,923
Cheniere Energy Partners LP 4.500% due 10/01/29 ~	1,000,000	1,029,450
5.625% due 10/01/26	3,975,000	4,211,012
Chesapeake Energy Corp 11.500% due 01/01/25 ~	1,575,000	1,492,313
Crestwood Midstream Partners LP 5.625% due 05/01/27 ~	1,800,000	1,829,295
6.250% due 04/01/23	9,750,000	9,965,329
Denbury Resources Inc 5.500% due 05/01/22	327,000	213,619
7.750% due 02/15/24 ~	200,000	177,583
9.250% due 03/31/22 ~	4,775,000	4,513,865
Endeavor Energy Resources LP 5.500% due 01/30/26 ~	2,225,000	2,302,480
5.750% due 01/30/28 ~	5,375,000	5,660,412
Energy Transfer Operating LP 6.250 due 02/15/23	5,625,000	5,296,050
EnLink Midstream Partners LP 4.150% due 06/01/25	725,000	683,012
Global Partners LP 7.000% due 08/01/27 ~	4,200,000	4,474,459
Gulfport Energy Corp 6.375% due 01/15/26	5,450,000	3,394,519
Moss Creek Resources Holdings Inc 7.500% due 01/15/26 ~	4,215,000	3,215,402
MPLX LP 6.875% due 02/15/23	5,850,000	5,908,500
Nabors Industries Inc 5.750% due 02/01/25	2,500,000	2,257,287
Parsley Energy LLC 5.375% due 01/15/25 ~	5,750,000	5,936,817
5.625% due 10/15/27 ~	300,000	317,805
SM Energy Co 5.625% due 06/01/25	4,925,000	4,689,019
6.750% due 09/15/26	2,275,000	2,235,978
Targa Resources Partners LP 5.000% due 01/15/28	1,350,000	1,380,135
5.125% due 02/01/25	4,850,000	5,043,951
5.375% due 02/01/27	750,000	779,513
5.500% due 03/01/30 ~	900,000	925,875
5.875% due 04/15/26	6,150,000	6,545,900
6.500% due 07/15/27 ~	625,000	685,531
Transocean Inc 7.500% due 04/15/31	3,136,000	2,438,318
USA Compression Partners LP 6.875% due 04/01/26	2,700,000	2,840,060
6.875% due 09/01/27	4,600,000	4,799,870

	Principal Amount	Value
Whiting Petroleum Corp 6.250% due 04/01/23	$2,200,000	$1,848,000
6.625% due 01/15/26	1,225,000	837,906
WPX Energy Inc 5.250% due 10/15/27	5,600,000	5,918,360

		130,142,477

Financial - 8.1%

Alliance Data Systems Corp 4.750% due 12/15/24 ~	1,175,000	1,175,000
Ally Financial Inc 4.250% due 04/15/21	2,650,000	2,714,448
5.750% due 11/20/25	4,975,000	5,578,219
Avolon Holdings Funding Ltd (Ireland) 4.375% due 05/01/26 ~	1,500,000	1,586,325
Barclays PLC (United Kingdom) 5.200% due 05/12/26	1,000,000	1,097,410
CNO Financial Group Inc 5.250% due 05/30/29	4,250,000	4,756,164
ESH Hospitality Inc REIT 5.250% due 05/01/25 ~	7,100,000	7,354,428
Iron Mountain Inc REIT 4.875% due 09/15/29 ~	2,450,000	2,494,400
5.250% due 03/15/28 ~	700,000	729,295
Iron Mountain US Holdings Inc REIT 5.375% due 06/01/26 ~	2,600,000	2,724,404
MGM Growth Properties Operating Partnership LP REIT 5.625% due 05/01/24	10,277,000	11,223,358
5.750% due 02/01/27 ~	1,900,000	2,125,625
Park Aerospace Holdings Ltd (Ireland) 5.250% due 08/15/22 ~	6,500,000	6,943,378
5.500% due 02/15/24 ~	1,500,000	1,648,740
Springleaf Finance Corp 5.375% due 11/15/29	3,650,000	3,816,623
5.625% due 03/15/23	2,625,000	2,835,000
6.125% due 05/15/22	3,550,000	3,820,687
6.125% due 03/15/24	1,375,000	1,509,049
6.625% due 01/15/28	2,500,000	2,826,625
6.875% due 03/15/25	3,900,000	4,445,961
7.125% due 03/15/26	4,100,000	4,748,107
The Howard Hughes Corp 5.375% due 03/15/25 ~	15,700,000	16,406,343
VICI Properties LP 4.250% due 12/01/26 ~	1,775,000	1,831,507
4.625% due 12/01/29 ~	1,775,000	1,858,159

		96,249,255

Industrial - 15.6%

Apex Tool Group LLC 9.000% due 02/15/23 ~	5,000,000	4,502,075
ARD Finance SA (Luxembourg) 6.500% Cash or 7.250% PIK due 06/30/27 ~	1,000,000	1,035,800
Ardagh Packaging Finance PLC (Ireland) 4.125% due 08/15/26 ~	300,000	308,062
5.250% due 08/15/27 ~	3,350,000	3,532,139
Bombardier Inc (Canada) 5.750% due 03/15/22 ~	5,100,000	5,276,422
7.500% due 03/15/25 ~	5,300,000	5,478,822
Brand Industrial Services Inc 8.500% due 07/15/25 ~	5,475,000	5,625,508
Cloud Crane LLC 10.125% due 08/01/24 ~	5,775,000	6,075,791
CPG Merger Sub LLC 8.000% due 10/01/21 ~	1,200,000	1,206,480
Flex Acquisition Co Inc 7.875% due 07/15/26 ~	5,900,000	5,957,953
Gates Global LLC 6.250% due 01/15/26 ~	6,325,000	6,445,460

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
GFL Environmental Inc (Canada) 5.125% due 12/15/26 ~	$300,000	$316,164
5.625% due 05/01/22 ~	1,800,000	1,836,562
7.000% due 06/01/26 ~	5,750,000	6,090,673
Granite Holdings US Acquisition Co 11.000% due 10/01/27 ~	6,325,000	6,422,073
Itron Inc 5.000% due 01/15/26 ~	7,675,000	7,975,073
Masco Corp 7.750% due 08/01/29	1,864,000	2,421,600
Mauser Packaging Solutions Holding Co 5.500% due 04/15/24 ~	10,200,000	10,532,418
7.250% due 04/15/25 ~	7,025,000	6,954,680
Mueller Water Products Inc 5.500% due 06/15/26 ~	4,524,000	4,780,047
New Enterprise Stone & Lime Co Inc 10.125% due 04/01/22 ~	9,610,000	10,201,611
Owens-Brockway Glass Container Inc 5.875% due 08/15/23 ~	7,500,000	8,021,887
Reynolds Group Issuer Inc 5.125% due 07/15/23 ~	4,950,000	5,077,883
Sensata Technologies BV 5.625% due 11/01/24 ~	11,450,000	12,771,502
Sensata Technologies Inc 4.375% due 02/15/30	1,800,000	1,839,501
Signature Aviation US Holdings Inc 5.375% due 05/01/26 ~	3,900,000	4,114,237
Standard Industries Inc 4.750% due 01/15/28 ~	10,875,000	11,172,132
The ADT Security Corp 3.500% due 07/15/22	2,000,000	2,041,246
6.250% due 10/15/21	4,575,000	4,834,951
Titan Acquisition Ltd (Canada) 7.750% due 04/15/26 ~	8,290,000	8,226,354
TransDigm Inc 5.500% due 11/15/27 ~	2,925,000	2,963,259
6.250% due 03/15/26 ~	4,825,000	5,232,635
6.500% due 07/15/24	12,456,000	12,872,466
TransDigm UK Holdings PLC 6.875% due 05/15/26	2,650,000	2,829,796

		184,973,262

Technology - 0.5%

Tempo Acquisition LLC 6.750% due 06/01/25 ~	5,675,000	5,873,568

Utilities - 1.9%

Calpine Corp 4.500% due 02/15/28 ~	1,800,000	1,818,216
5.125% due 03/15/28 ~	450,000	460,440
NRG Energy Inc 7.250% due 05/15/26	6,510,000	7,124,218
Talen Energy Supply LLC 6.500% due 06/01/25	5,000,000	4,281,725
7.250% due 05/15/27 ~	2,350,000	2,477,018
Vistra Operations Co LLC 5.000% due 07/31/27 ~	3,800,000	3,977,954
5.500% due 09/01/26 ~	1,925,000	2,044,971
5.625% due 02/15/27 ~	700,000	738,920

		22,923,462

Total Corporate Bonds & Notes (Cost $1,014,003,880)		1,043,196,452

	Principal Amount	Value

CONVERTIBLE CORPORATE BONDS & NOTES - 0.0%

Energy - 0.0%

Denbury Resources Inc 6.375% due 12/31/24 ~	$491,000	$344,497

Total Convertible Corporate Bonds & Notes (Cost $576,694)		344,497

SENIOR LOAN NOTES - 4.5%

Basic Materials - 0.2%

Aleris International Inc 6.555% (USD LIBOR + 4.750%) due 02/27/23 §	2,462,500	2,469,041

Communications - 0.1%

Sprint Communications Inc Term B 4.813% (USD LIBOR + 3.000%) due 02/02/24 §	1,237,500	1,235,938

Consumer, Cyclical - 0.7%

18 Fremont Street Acquisition LLC Term B 9.914% (USD LIBOR + 8.000%) due 08/09/25 §	2,750,000	2,763,750
Spectacle Gary Holdings LLC Term B 11.000% (USD LIBOR + 9.000%) due 11/06/25 §	5,478,041	5,525,973

		8,289,723

Consumer, Non-Cyclical - 0.3%

Allied Universal Holdco LLC 6.055% (USD LIBOR + 4.250%) due 07/10/26 §	292,793	295,025
Term B 6.049% (USD LIBOR + 4.250%) due 07/10/26 §	2,957,207	2,979,756

		3,274,781

Energy - 0.8%

Prairie ECI Acquiror LP Term B 6.695% (USD LIBOR + 4.750%) due 03/11/26 §	5,362,500	5,334,015
Traverse Midstream Partners LLC 5.800% (USD LIBOR + 4.000%) due 09/27/24 §	3,989,899	3,620,833

		8,954,848

Financial - 0.5%

VICI Properties 1 LLC Term B 3.785% (USD LIBOR + 2.000%) due 12/20/24 §	6,500,000	6,537,466

Industrial - 1.9%

Advanced Disposal Services Inc Term B3 3.853% (USD LIBOR + 2.250%) due 11/10/23 §	8,130,965	8,174,156
EWT Holdings III Corp 4.799% (USD LIBOR + 3.000%) due 12/20/24 §	5,879,699	5,914,613
NCI Building Systems Inc 5.486% (USD LIBOR + 3.750%) due 04/12/25 §	4,949,749	4,947,645

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
North American Lifting Holdings Inc (2nd Lien) 10.945% (USD LIBOR + 9.000%) due 11/26/21 §	$5,681,929	$3,478,409

		22,514,823

Total Senior Loan Notes (Cost $54,459,774)		53,276,620

ASSET-BACKED SECURITIES - 2.0%

AIMCO CLO (Cayman) 8.848% (USD LIBOR + 6.550%) due 07/22/32 § ~	2,200,000	2,203,027
Benefit Street Partners CLO Ltd (Cayman) 8.702% (USD LIBOR + 6.700%) due 01/17/32 § ~	4,000,000	3,979,166
Benefit Street Partners CLO V-B Ltd (Cayman) 7.916% (USD LIBOR + 5.950%) due 04/20/31 § ~	1,250,000	1,182,594
Dryden 55 CLO Ltd (Cayman) 7.401% (USD LIBOR + 5.400%) due 04/15/31 § ~	1,000,000	931,785
9.201% (USD LIBOR + 7.200%) due 04/15/31 § ~	250,000	209,123
Dryden 72 CLO Ltd (Cayman) 8.710% (USD LIBOR + 6.800%) due 05/15/32 § ~	4,075,000	4,081,622
Magnetite VIII CLO Ltd (Cayman) 9.441% (USD LIBOR + 7.440%) due 04/15/31 § ~	2,000,000	1,765,751
Neuberger Berman CLO Ltd (Cayman) 8.716% (USD LIBOR + 6.750%) due 01/20/31 § ~	1,700,000	1,702,869
Neuberger Berman Loan Advisers CLO 31 Ltd (Cayman) 8.716% (USD LIBOR + 6.750%) due 04/20/31 § ~	2,500,000	2,506,041
Voya CLO Ltd (Cayman) 7.166% (USD LIBOR + 5.200%) due 04/19/31 § ~	2,000,000	1,865,297
9.223% (USD LIBOR + 7.480%) due 01/15/33 § ~	2,700,000	2,674,487

Total Asset-Backed Securities (Cost $23,360,631)		23,101,762

	Principal Amount	Value

SHORT-TERM INVESTMENT - 2.7%

Repurchase Agreement - 2.7%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $31,426,975; collateralized by U.S. Treasury Notes: 1.625% due 12/31/21 and value $32,060,025)	$31,426,538	$31,426,538

Total Short-Term Investment (Cost $31,426,538)		31,426,538

TOTAL INVESTMENTS - 98.6% (Cost $1,138,282,467)		1,166,611,967

OTHER ASSETS & LIABILITIES, NET - 1.4%		17,151,261

NET ASSETS - 100.0%		$1,183,763,228

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Cyclical	19.8%
Industrial	17.7%
Communications	16.0%
Consumer, Non-Cyclical	13.3%
Energy	12.1%
Financial	9.0%
Basic Materials	3.6%
Others (each less than 3.0%)	7.1%

98.6%
Other Assets & Liabilities, Net	1.4%

100.0%

(b)	Pursuant to the terms of the following senior loan agreement, the Fund had an unfunded loan commitment, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitment	Value	Unrealized Appreciation (Depreciation)
Spectacle Gary Holdings LLC	$385,078	$400,433	$15,355

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$15,266,098	$15,266,098	$-	$-
	Corporate Bonds & Notes	1,043,196,452	-	1,043,196,452	-
	Convertible Corporate Bonds & Notes	344,497	-	344,497	-
	Senior Loan Notes	53,276,620	-	53,276,620	-
	Asset-Backed Securities	23,101,762	-	23,101,762	-
	Short-Term Investment	31,426,538	-	31,426,538	-
	Unfunded Loan Commitment	400,433	-	400,433	-

	Total	$1,167,012,400	$15,266,098	$1,151,746,302	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments

December 31, 2019

	Principal Amount	Value
CORPORATE BONDS & NOTES - 11.6%

Communications - 1.3%

AT&T Inc
2.657% (USD LIBOR + 0.750%) due 06/01/21 §	$1,000,000	$1,006,186
5.150% due 02/15/50	500,000	602,355
5.300% due 08/15/58	200,000	244,742
Charter Communications Operating LLC
3.579% due 07/23/20	3,000,000	3,019,357
4.464% due 07/23/22	500,000	525,499
Cox Communications Inc 3.250% due 12/15/22 ~	200,000	205,747

		5,603,886

Consumer, Cyclical - 1.2%

Ford Motor Credit Co LLC
0.000% (EUR LIBOR + 0.370%) due 12/01/21 §	EUR 300,000	330,513
2.332% (USD LIBOR + 0.430%) due 11/02/20 §	$900,000	895,229
3.157% due 08/04/20	1,600,000	1,606,504
Nissan Motor Acceptance Corp
1.900% due 09/14/21 ~	100,000	99,249
2.650% due 07/13/22 ~	100,000	100,297
Toyota Tsusho Corp (Japan) 3.625% due 09/13/23 ~	500,000	522,258
Volkswagen Group of America Finance LLC (Germany) 2.795% (USD LIBOR + 0.860%) due 09/24/21 § ~	1,600,000	1,611,599

		5,165,649

Consumer, Non-Cyclical - 0.6%

Bristol-Myers Squibb Co 2.875% due 08/15/20 ~	900,000	905,014
Cigna Holding Co 4.375% due 12/15/20	1,100,000	1,118,351
Keurig Dr Pepper Inc
2.530% due 11/15/21	200,000	201,323
3.551% due 05/25/21	100,000	102,148
Pernod Ricard SA (France) 4.450% due 01/15/22 ~	150,000	156,912
RELX Capital Inc (United Kingdom) 3.500% due 03/16/23	100,000	103,979

		2,587,727

Energy - 1.0%

BG Energy Capital PLC (United Kingdom) 4.000% due 10/15/21 ~	1,900,000	1,962,600
Energy Transfer Operating LP 4.250% due 03/15/23	100,000	104,464
Petrobras Global Finance BV (Brazil)
5.093% due 01/15/30 ~	1,221,000	1,309,840
6.125% due 01/17/22	102,000	109,140
6.625% due 01/16/34	GBP 100,000	159,693
Texas Eastern Transmission LP 4.125% due 12/01/20 ~	$700,000	709,925

		4,355,662

Financial - 6.0%

Banco Bilbao Vizcaya Argentaria SA (Spain)
5.875% due 09/24/23 ~	EUR 200,000	245,439
6.750% due 02/18/20 ~	200,000	226,223
Bank of America Corp 5.875% due 03/15/28	$410,000	454,977
Cooperatieve Rabobank UA (Netherlands)
5.500% due 06/29/20 ~	EUR 800,000	919,794
6.625% due 06/29/21 ~	400,000	488,052

	Principal Amount	Value
Credit Suisse Group Funding Guernsey Ltd (Switzerland) 3.800% due 09/15/22	$1,600,000	$1,665,506
Five Corners Funding Trust 4.419% due 11/15/23 ~	100,000	108,556
International Lease Finance Corp 8.250% due 12/15/20	2,781,000	2,940,484
JPMorgan Chase & Co 5.406% (USD LIBOR + 3.470%) due 01/30/20 §	836,000	844,795
Jyske Realkredit AS (Denmark)
1.000% due 10/01/50 ~	DKK 27,057,722	3,999,654
2.500% due 10/01/47	3,428	543
Lloyds Banking Group PLC (United Kingdom) 2.728% (USD LIBOR + 0.800%) due 06/21/21 §	$1,000,000	1,005,746
Mitsubishi UFJ Financial Group Inc (Japan) 3.787% (USD LIBOR + 1.880%) due 03/01/21 §	494,000	503,000
Mitsubishi UFJ Lease & Finance Co Ltd (Japan) 2.652% due 09/19/22 ~	200,000	201,579
Nordea Kredit Realkreditaktieselskab (Denmark)
1.000% due 10/01/50 ~	DKK 8,489,593	1,254,607
2.500% due 10/01/47	1,430	226
Nykredit Realkredit AS (Denmark)
1.000% due 10/01/50 ~	39,147,798	5,786,741
2.500% due 10/01/47 ~	7,359	1,165
Park Aerospace Holdings Ltd (Ireland) 5.250% due 08/15/22 ~	$100,000	106,821
Realkredit Danmark AS (Denmark) 2.500% due 07/01/47 ~	DKK 32,577	5,155
Royal Bank of Scotland Group PLC (United Kingdom)
3.497% (USD LIBOR + 1.550%) due 06/25/24 §	$700,000	710,983
4.519% due 06/25/24	500,000	531,096
7.500% due 08/10/20	500,000	511,827
State Bank of India (India) 2.993% (USD LIBOR + 0.950%) due 04/06/20 § ~	1,500,000	1,501,350
UniCredit SPA (Italy) 7.830% due 12/04/23 ~	1,750,000	2,041,974

		26,056,293

Industrial - 0.6%

Aviation Capital Group LLC 6.750% due 04/06/21 ~	1,500,000	1,580,791
General Electric Co 5.550% due 05/04/20	400,000	404,320
Penske Truck Leasing Co LP 3.300% due 04/01/21 ~	700,000	710,583

		2,695,694

Technology - 0.5%

Broadcom Inc 3.125% due 04/15/21 ~	100,000	101,218
Dell International LLC 4.420% due 06/15/21 ~	1,200,000	1,234,954
EMC Corp 2.650% due 06/01/20	100,000	100,143
NXP BV (Netherlands) 4.625% due 06/15/22 ~	800,000	843,316
VMware Inc 3.900% due 08/21/27	100,000	104,650

		2,384,281

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Utilities - 0.4%

Baltimore Gas & Electric Co 3.500% due 11/15/21	$300,000	$308,135
National Rural Utilities Cooperative Finance Corp 2.300% due 09/15/22	100,000	100,881
Sempra Energy 2.344% (USD LIBOR + 0.450%) due 03/15/21 §	500,000	500,276
Southern Power Co 2.458% (USD LIBOR + 0.550%) due 12/20/20 § ~	700,000	700,183

		1,609,475

Total Corporate Bonds & Notes (Cost $49,782,646)		50,458,667

MORTGAGE-BACKED SECURITIES - 20.9%

Collateralized Mortgage Obligations - Residential - 6.4%

Aggregator of Loans Backed by Assets PLC (United Kingdom) 1.956% (GBP LIBOR + 1.250%) due 04/24/49 § ~	GBP 169,545	225,047
Alternative Loan Trust 2.072% (USD LIBOR + 0.280%) due 12/25/35 §	$56,449	56,254
Bear Stearns Adjustable Rate Mortgage Trust 4.342% due 01/25/35 §	184,094	187,233
Chase Mortgage Finance Trust 4.618% due 02/25/37 §	37,127	38,567
ChaseFlex Trust 6.000% due 02/25/37	345,300	228,190
Chevy Chase Funding LLC Mortgage-Backed Certificates 2.152% (USD LIBOR + 0.360%) due 03/25/35 § ~	392,554	391,875
Citigroup Mortgage Loan Trust
1.862% (USD LIBOR + 0.070%) due 01/25/37 § ~	227,664	212,176
4.170% due 09/25/37 §	42,417	41,580
4.521% due 08/25/35 §	239,734	214,875
4.540% due 03/25/37 §	858,300	847,713
4.810% (UST + 2.400%) due 05/25/35 §	30,032	30,531
Countrywide Home Loan Mortgage Pass-Through Trust 2.432% (USD LIBOR + 0.640%) due 03/25/35 §	50,061	46,531
3.878% due 08/25/34 §	11,411	11,019
Credit Suisse Mortgage Trust 4.082% due 06/25/50 § ~	749,243	623,640
Deutsche Alt-B Securities Mortgage Loan Trust 1.892% (USD LIBOR + 0.100%) due 10/25/36 §	27,629	21,312
Dukinfield PLC (United Kingdom) 1.787% (GBP LIBOR + 1.000%) due 08/15/45 § ~	GBP 42,610	56,592
Eurosail PLC (United Kingdom) 0.945% (GBP LIBOR + 0.160%) due 12/10/44 § ~	74,807	98,076
Eurosail-UK PLC (United Kingdom) 1.729% (GBP LIBOR + 0.950%) due 06/13/45 § ~	820,013	1,082,529

	Principal Amount	Value
Fannie Mae
1.711% (USD LIBOR + 0.060%) due 07/25/37 §	$588,619	$578,890
1.942% (USD LIBOR + 0.150%) due 08/25/34 §	90,664	89,804
2.142% (USD LIBOR + 0.350%) due 07/25/37 §	5,721	5,720
2.192% (USD LIBOR + 0.400%) due 03/25/49 §	3,013,604	2,997,412
4.234% due 05/25/35 §	436,449	458,932
Freddie Mac
2.131% (USD LIBOR + 0.350%) due 07/15/44 §	814,043	809,532
2.190% (USD LIBOR + 0.450%) due 09/15/42 §	2,032,117	2,034,654
Government National Mortgage Association
2.165% (USD LIBOR + 0.400%) due 02/20/49 §	3,043,216	3,038,009
2.266% (USD LIBOR + 0.150%) due 08/20/68 §	1,246,023	1,221,441
3.629% (USD LIBOR + 0.750%) due 04/20/67 §	992,467	1,005,393
Great Hall Mortgages No 1 PLC (United Kingdom)
0.924% (GBP LIBOR + 0.130%) due 03/18/39 § ~	GBP 24,988	32,526
0.944% (GBP LIBOR + 0.150%) due 06/18/38 § ~	31,163	40,617
GreenPoint Mortgage Funding Trust
1.972% (USD LIBOR + 0.180%) due 09/25/46 §	$174,804	168,359
2.332% (USD LIBOR + 0.540%) due 11/25/45 §	400,113	355,292
GSMPS Mortgage Loan Trust 7.000% due 06/25/43 ~	173,241	195,913
GSR Mortgage Loan Trust 4.302% due 01/25/35 §	178,683	181,991
HarborView Mortgage Loan Trust 2.324% (USD LIBOR + 0.560%) due 02/19/36 §	114,646	95,206
Hawksmoor Mortgages (United Kingdom) 1.761% (SONIA + 1.050%) due 05/25/53 § ~	GBP 1,820,843	2,420,803
HomeBanc Mortgage Trust 2.122% (USD LIBOR + 0.330%) due 10/25/35 §	$87,680	89,354
Impac CMB Trust 2.792% (USD LIBOR + 1.000%) due 07/25/33 §	81,311	79,243
IndyMac INDX Mortgage Loan Trust 2.272% (USD LIBOR + 0.480%) due 07/25/35 §	211,194	205,761
JP Morgan Mortgage Trust
3.718% due 07/27/37 § ~	521,663	529,410
4.205% due 09/25/35 §	34,104	33,812
4.210% due 08/25/35 §	180,653	178,653
4.563% due 07/25/35 §	156,801	162,943
Mellon Residential Funding Corp Mortgage Pass-Through Certificate Trust
2.180% (USD LIBOR + 0.440%) due 12/15/30 §	160,406	157,385
2.440% (USD LIBOR + 0.700%) due 11/15/31 §	193,876	196,139
Merrill Lynch Mortgage Investors Trust 3.861% due 12/25/35 §	98,009	90,099
NCUA Guaranteed Notes Trust 2.163% (USD LIBOR + 0.450%) due 10/07/20 §	1,328,075	1,330,584
Residential Accredit Loans Inc Trust 2.092% (USD LIBOR + 0.300%) due 08/25/35 §	232,697	210,066

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Sequoia Mortgage Trust
2.114% (USD LIBOR + 0.350%) due 10/19/26 §	$111,095	$109,966
2.404% (USD LIBOR + 0.640%) due 04/19/27 §	283,402	280,439
Structured Adjustable Rate Mortgage Loan Trust
3.640% (US FED + 1.400%) due 01/25/35 §	221,544	216,814
4.241% due 08/25/35 §	389,035	395,249
4.389% due 02/25/34 §	45,192	45,530
Structured Asset Mortgage Investments II Trust
2.014% (USD LIBOR + 0.250%) due 07/19/35 §	355,782	353,989
2.052% (USD LIBOR + 0.260%) due 03/25/37 §	65,804	44,074
2.424% (USD LIBOR + 0.660%) due 10/19/34 §	188,625	189,794
Towd Point Mortgage Funding PLC (United Kingdom) 1.820% (GBP LIBOR + 1.025%) due 10/20/51 § ~	GBP 1,688,962	2,246,386
WaMu Mortgage Pass-Through Certificates Trust
2.627% (US FED + 1.500%) due 11/25/46 §	$230,633	232,141
3.240% (US FED + 1.000%) due 02/25/46 §	327,809	334,931
3.871% due 08/25/35 §	50,121	49,193
Wells Fargo Mortgage-Backed Securities Trust 5.220% due 04/25/36 §	98,356	92,293

		27,998,482

Fannie Mae - 14.4%

2.500% due 02/01/50	2,900,000	2,864,402
3.000% due 02/01/50	14,800,000	14,991,899
3.380% (USD LIBOR + 1.308%) due 11/01/35 §	28,486	29,218
3.500% due 02/01/50	10,000,000	10,279,943
3.500% due 03/01/50	790,000	811,622
3.517% (USD LIBOR + 1.412%) due 12/01/34 §	31,519	32,660
3.527% (US FED + 1.200%) due 11/01/42 - 10/01/44 §	164,430	165,019
3.800% (USD LIBOR + 0.675%) due 02/01/36 §	75,374	75,144
3.905% (USD LIBOR + 1.780%) due 11/01/35 §	9,329	9,595
4.000% due 02/01/50	10,000,000	10,403,588
4.000% due 03/01/50	21,700,000	22,572,394
4.073% (USD LIBOR + 1.538%) due 01/01/36 §	51,416	53,497
4.158% (UST + 2.190%) due 12/01/22 §	1,231	1,253
4.192% (USD LIBOR + 1.942%) due 09/01/35 §	13,710	14,319
4.500% (USD LIBOR + 1.674%) due 05/01/35 §	10,941	11,438
4.644% (USD LIBOR + 1.644%) due 03/01/35 §	159,867	164,978
4.894% (USD LIBOR + 2.000%) due 04/01/35 §	260,126	275,781
5.000% (US FED + 1.250%) due 08/01/24 §	4,773	4,739
5.037% (USD LIBOR + 1.912%) due 03/01/36 §	47,939	49,863

		62,811,352

	Principal Amount	Value
Freddie Mac - 0.1%

3.640% (USD LIBOR + 1.765%) due 10/01/35 §	$16,733	$17,014
4.252% (USD LIBOR + 1.731%) due 08/01/35 §	4,647	4,882
4.257% (UST + 2.225%) due 01/01/34 §	134,741	142,495
4.815% (USD LIBOR + 1.815%) due 03/01/36 §	28,233	28,749

		193,140

Government National Mortgage Association - 0.0%

3.250% (UST + 1.500%) due 09/20/22 - 07/20/25 §	21,134	21,498
3.875% (UST + 1.500%) due 05/20/23 - 05/20/26 §	17,669	17,870
4.000% (UST + 1.500%) due 02/20/25 - 01/20/27 §	13,740	13,949
4.125% (UST + 1.500%) due 10/20/24 - 12/20/26 §	15,310	15,626

		68,943

Total Mortgage-Backed Securities (Cost $90,582,775)		91,071,917

ASSET-BACKED SECURITIES - 8.0%

ACE Securities Corp Home Equity Loan Trust 2.572% (USD LIBOR + 0.780%) due 04/25/34 §	946,378	938,280
Apidos CLO XVI (Cayman) 2.946% (USD LIBOR + 0.980%) due 01/19/25 § ~	24,992	25,000
Argent Securities Inc Asset-Backed Pass-Through Certificates 2.832% (USD LIBOR + 1.040%) due 05/25/34 §	145,138	140,703
Asset-Backed Funding Corp Trust 2.392% (USD LIBOR + 0.600%) due 10/25/34 §	108,613	109,283
Asset-Backed Securities Corp Home Equity Loan Trust 1.872% (USD LIBOR + 0.080%) due 05/25/37 §	23,865	18,012
Atrium CLO XII (Cayman) 2.783% (USD LIBOR + 0.830%) due 04/22/27 § ~	700,000	699,657
Bear Stearns Asset-Backed Securities I Trust 1.902% (USD LIBOR + 0.110%) due 04/25/31 §	157,030	251,672
Benefit Street Partners CLO VII Ltd (Cayman) 2.783% (USD LIBOR + 0.780%) due 07/18/27 § ~	384,298	384,013
Brookside Mill CLO Ltd (Cayman) 2.822% (USD LIBOR + 0.820%) due 01/17/28 § ~	3,510,000	3,492,939
California Street CLO XII Ltd (Cayman) 3.031% (USD LIBOR + 1.030%) due 10/15/25 § ~	2,211,845	2,212,498
Carlyle Global Market Strategies Euro CLO Ltd 0.730% (EUR LIBOR + 0.730%) due 09/21/29 § ~	EUR 248,835	279,047
CIT Mortgage Loan Trust 3.292% (USD LIBOR + 1.500%) due 10/25/37 § ~	$2,330,000	2,366,325

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Citigroup Mortgage Loan Trust 1.937% (USD LIBOR + 0.145%) due 09/25/36 § ~	$565,373	$549,849
Citigroup Mortgage Loan Trust Inc 2.252% (USD LIBOR + 0.460%) due 10/25/35 §	600,000	577,963
CoreVest American Finance Trust 2.968% due 10/15/49 ~	208,193	209,100
Countrywide Asset-Backed Certificates 1.982% (USD LIBOR + 0.190%) due 11/25/37 §	1,631,331	1,573,960
Credit-Based Asset Servicing & Securitization LLC 2.842% (USD LIBOR + 1.050%) due 05/25/35 §	1,083,000	1,078,960
Credit-Based Asset Servicing & Securitization Trust 1.862% (USD LIBOR + 0.070%) due 01/25/37 §	212,287	96,898
Freddie Mac Structured Pass-Through Certificates 1.922% (USD LIBOR + 0.130%) due 08/25/31 §	82,606	82,304
Halcyon Loan Advisors Funding CLO Ltd (Cayman) 2.886% (USD LIBOR + 0.920%) due 04/20/27 § ~	432,060	431,931
Home Equity Asset Trust 2.647% (USD LIBOR + 0.855%) due 08/25/34 §	243,566	242,817
HSI Asset Securitization Corp Trust 1.842% (USD LIBOR + 0.050%) due 10/25/36 §	12,110	6,370
Jamestown CLO IV Ltd (Cayman) 2.691% (USD LIBOR + 0.690%) due 07/15/26 § ~	402,959	402,860
Jamestown CLO V Ltd (Cayman) 3.222% (USD LIBOR + 1.220%) due 01/17/27 § ~	1,437,469	1,437,895
Jubilee CLO BV (Netherlands) 0.422% (EUR LIBOR + 0.840%) due 07/12/28 § ~	EUR 300,000	336,175
LoanCore Issuer Ltd (Cayman) 2.870% (USD LIBOR + 1.130%) due 05/15/36 § ~	$700,000	700,105
Long Beach Mortgage Loan Trust 1.912% (USD LIBOR + 0.120%) due 08/25/36 §	2,746,170	1,511,223
Man GLG Euro CLO II DAC (Ireland) 0.870% (EUR LIBOR + 0.870%) due 01/15/30 § ~	EUR 250,000	279,405
Marlette Funding Trust 2.690% due 09/17/29 ~	$150,178	150,761
Morgan Stanley ABS Capital I Inc Trust
2.452% (USD LIBOR + 0.660%) due 01/25/35 §	602,187	590,432
2.767% (USD LIBOR + 0.975%) due 07/25/34 §	111,687	111,296
Morgan Stanley IXIS Real Estate Capital Trust 1.842% (USD LIBOR + 0.050%) due 11/25/36 §	1,548	754
New Century Home Equity Loan Trust 1.972% (USD LIBOR + 0.180%) due 05/25/36 §	398,225	378,597
OCP CLO Ltd (Cayman)
2.801% (USD LIBOR + 0.800%) due 07/15/27 § ~	502,219	501,956
2.852% (USD LIBOR + 0.850%) due 04/17/27 § ~	290,253	290,029

	Principal Amount	Value
OHA Credit Partners CLO IX Ltd (Cayman) 2.976% (USD LIBOR + 1.010%) due 10/20/25 § ~	$223,732	$223,854
Renaissance Home Equity Loan Trust 2.552% (USD LIBOR + 0.760%) due 12/25/32 §	213,722	213,022
Saxon Asset Securities Trust 2.102% (USD LIBOR + 0.310%) due 09/25/37 §	277,952	268,060
Securitized Asset-Backed Receivables LLC Trust 1.942% (USD LIBOR + 0.150%) due 07/25/36 §	174,416	95,686
SLM Private Education Loan Trust 3.990% (USD LIBOR + 2.250%) due 06/16/42 § ~	251,943	253,659
SLM Student Loan Trust
0.000% (EUR LIBOR + 0.180%) due 01/25/24 §	EUR 283,275	317,147
0.000% (EUR LIBOR + 0.270%) due 06/17/24 §	75,694	84,658
2.490% (USD LIBOR + 0.550%) due 10/25/64 § ~	$1,000,000	983,839
Sofi Professional Loan Program Trust 2.050% due 01/25/41 ~	247,435	247,271
Soundview Home Loan Trust 1.992% (USD LIBOR + 0.200%) due 06/25/37 §	839,756	669,116
SpringCastle Funding Asset-Backed Notes 3.200% due 05/27/36 ~	1,098,640	1,103,026
Structured Asset Securities Corp Mortgage Loan Trust 3.191% (USD LIBOR + 1.500%) due 04/25/35 §	438,943	434,478
Sudbury Mill CLO Ltd (Cayman) 3.152% (USD LIBOR + 1.150%) due 01/17/26 § ~	2,550,534	2,552,018
Symphony CLO XIV Ltd (Cayman) 2.951% (USD LIBOR + 0.950%) due 07/14/26 § ~	300,000	300,186
THL Credit Wind River CLO Ltd (Cayman)
2.856% (USD LIBOR + 0.870%) due 10/15/27 § ~	250,000	249,995
2.881% (USD LIBOR + 0.880%) due 01/15/26 § ~	358,888	359,062
Tralee CLO III Ltd (Cayman) 2.996% (USD LIBOR + 1.030%) due 10/20/27 § ~	800,000	800,270
United States Small Business Administration 5.290% due 12/01/27	758,512	801,667
Venture 35 CLO Ltd (Cayman) 3.103% (USD LIBOR + 1.150%) due 10/22/31 § ~	1,400,000	1,400,985
Venture XXI CLO Ltd (Cayman) 2.881% (USD LIBOR + 0.880%) due 07/15/27 § ~	671,631	670,658
VOLT LXII LLC 3.125% due 09/25/47 § ~	506,110	507,850

Total Asset-Backed Securities (Cost $34,865,216)		34,995,576

U.S. TREASURY OBLIGATIONS - 98.1%

U.S. Treasury Inflation Protected Securities - 98.1%

0.125% due 04/15/21 ^	50,885,346	50,783,125
0.125% due 01/15/22 ^ ‡	920,913	920,487
0.125% due 04/15/22 ^ ‡	15,744,677	15,722,718
0.125% due 01/15/23 ^	6,573,038	6,573,103

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
0.125% due 07/15/26 ^	$10,649,418	$10,685,613
0.250% due 07/15/29 ^	10,504,548	10,610,327
0.375% due 07/15/25 ^	18,421,912	18,800,978
0.375% due 01/15/27 ^	9,555,562	9,703,072
0.375% due 07/15/27 ^	35,976,376	36,707,146
0.500% due 01/15/28 ^	29,338,823	30,102,268
0.625% due 07/15/21 ^	2,557,475	2,586,300
0.625% due 04/15/23 ^	8,785,026	8,922,034
0.625% due 01/15/24 ^ ‡	414,668	423,507
0.625% due 01/15/26 ^	27,973,976	28,837,402
0.625% due 02/15/43 ^ ‡	1,824,378	1,846,488
0.750% due 07/15/28 ^	3,608,259	3,797,146
0.750% due 02/15/42 ^	3,553,087	3,693,114
0.750% due 02/15/45 ^	3,901,189	4,049,220
0.875% due 01/15/29 ^	652,230	692,830
0.875% due 02/15/47 ^	4,054,036	4,348,209
1.000% due 02/15/46 ^	10,860,200	11,953,475
1.000% due 02/15/48 ^	1,494,306	1,655,017
1.000% due 02/15/49 ^	951,037	1,057,801
1.250% due 07/15/20 ^	8,207,781	8,286,433
1.375% due 02/15/44 ^	16,352,165	19,298,810
1.750% due 01/15/28 ^	2,578,223	2,897,132
2.000% due 01/15/26 ^	15,109,528	16,798,527
2.125% due 02/15/40 ^	19,168,266	25,069,040
2.125% due 02/15/41 ^	3,031,655	3,995,731
2.375% due 01/15/25 ^	24,737,605	27,573,651
2.375% due 01/15/27 ^	10,297,481	11,888,710
2.500% due 01/15/29 ^	7,164,872	8,637,483
3.625% due 04/15/28 ^	22,217,025	28,415,928
3.875% due 04/15/29 ^	8,394,758	11,204,303

		428,537,128

Total U.S. Treasury Obligations (Cost $420,549,166)		428,537,128

FOREIGN GOVERNMENT BONDS & NOTES - 7.9%

Argentina Bocon (Argentina) 42.780% (ARS Deposit + 0.000%) due 10/04/22 § Ω	ARS 164,906	2,388
Argentina Bonar (Argentina)
42.836% (ARS Deposit + 2.000%) due 04/03/22 § Ω	6,249,000	55,077
45.399% (ARS Deposit + 3.250%) due 03/01/20 § Ω	100,000	1,002
Argentina POM Politica Monetaria (Argentina) 56.590% (ARS Deposit + 0.000%) due 06/21/20 § Ω	32,615,000	267,803
Australia Government (Australia)
1.250% due 02/21/22 ^ ~	AUD 2,995,335	2,512,871
3.000% due 09/20/25 ^ ~	3,090,000	3,188,047
Autonomous Community of Catalonia (Spain) 4.950% due 02/11/20	EUR 2,200,000	2,480,093
Brazil Letras do Tesouro Nacional (Brazil) 4.178% due 07/01/20	BRL 4,358,000	1,061,346
Canadian Government (Canada) 4.250% due 12/01/26 ^	CAD 2,332,815	2,283,142
Japanese Government CPI Linked (Japan)
0.100% due 03/10/28 ^	JPY 353,058,870	3,343,588
0.100% due 03/10/29 ^	282,303,840	2,673,514
Mexican Bonos (Mexico) 7.750% due 05/29/31	MXN 25,425,000	1,435,808
New Zealand Government Inflation Linked (New Zealand) 2.000% due 09/20/25 ^ ~	NZD 12,897,400	9,537,409
Peruvian Government (Peru) 5.940% due 02/12/29 ~	PEN 1,900,000	647,887
Qatar Government (Qatar) 3.875% due 04/23/23 ~	$700,000	740,051

	Principal Amount	Value
Saudi Government (Saudi Arabia) 4.000% due 04/17/25 ~	$1,230,000	$1,328,270
United Kingdom Gilt Inflation Linked (United Kingdom)
0.125% due 11/22/65 ^ ~	GBP 83,635	247,165
1.250% due 11/22/27 ^ ~	1,631,174	2,849,924

Total Foreign Government Bonds & Notes (Cost $37,073,349)		34,655,385

SHORT-TERM INVESTMENTS - 3.6%

Foreign Government Issues - 0.0%

Argentina Treasury Bill (Argentina)
0.000% (ARS Deposit + 3.000%) due 06/22/20 § Ω ±	ARS 3,470,000	46,666
0.000% (ARS Deposit + 0.000%) due 04/03/20 § Ω ±	4,170,000	51,948
0.000% due 05/13/20 Ω	1,368,500	15,428
0.000% due 02/26/20 Ω	1,020,000	9,911

		123,953

Repurchase Agreements - 3.6%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $3,835,255; collateralized by U.S. Treasury Notes: 1.625% due 12/31/21 and value $3,914,888)	$3,835,202	3,835,202
Nomura Securities International Inc 1.650% due 01/02/20 (Dated 12/31/19, repurchase price of $11,901,091; collateralized by U.S. Treasury Bonds: 3.125% due 02/15/43 and value $12,039,964)	11,900,000	11,900,000

		15,735,202

Total Short-Term Investments (Cost $15,907,968)		15,859,155

TOTAL INVESTMENTS - 150.1% (Cost $648,761,120)		655,577,828

DERIVATIVES - (0.9%)		(3,767,926)

OTHER ASSETS & LIABILITIES, NET - (49.2%)		(215,004,174)

NET ASSETS - 100.0%		$436,805,728

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	98.1%
Mortgage-Backed Securities	20.9%
Corporate Bonds & Notes	11.6%
Asset-Backed Securities	8.0%
Foreign Government Bonds & Notes	7.9%
Short-Term Investments	3.6%
Others (each less than 3.0%)	0.0%

	150.1%
Derivatives	(0.9%	)
Other Assets & Liabilities, Net	(49.2%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(b)

Investments with a total aggregate value of $450,223 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)

As of December 31, 2019, investments with a total aggregate value of $2,482,877 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts, swap agreements and delayed delivery securities (including sale-buyback financing transactions).

(d)

The average amount of borrowings by the Fund on reverse repurchase agreements during the year ended December 31, 2019 was $2,618,542 at a weighted average interest rate of 1.479%. The average amount of borrowings by the Fund on sale-buyback financing transactions during the year ended December 31, 2019 was $248,657,800 at a weighted average interest rate of 2.469%.

(e)	Open futures contracts outstanding as of December 31, 2019 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro-Bobl	02/20	16	$2,224,009	$2,224,000	($9)
Euro-BTP	03/20	3	484,880	479,392	(5,488)
Euro-Bund	02/20	53	8,321,030	8,321,000	(30)
Euro-Bund	03/20	116	22,504,011	22,183,681	(320,330)
Euro-OAT	02/20	1	190,001	190,000	(1)
Euro-Schatz	02/20	749	85,386,428	85,386,000	(428)
Short Euro-BTP	03/20	181	22,820,541	22,826,403	5,862
U.S. Treasury 2-Year Notes	03/20	20	4,311,431	4,310,000	(1,431)
U.S. Treasury 5-Year Notes	03/20	108	12,774,092	12,809,812	35,720
U.S. Treasury 10-Year Notes	03/20	16	2,072,647	2,054,750	(17,897)
U.S. Treasury Ultra 10-Year Notes	03/20	12	1,693,950	1,688,438	(5,512)
U.S. Treasury Ultra Long Bonds	03/20	29	5,426,667	5,268,031	(158,636)

					(468,180)

Short Futures Outstanding
Australia Treasury 3-Year Bond	03/20	36	2,925,088	2,905,590	19,498
Australia Treasury 10-Year Bond	03/20	15	1,532,010	1,504,813	27,197
Euro-Bobl	03/20	90	13,529,119	13,490,349	38,770
Euro-Bund	02/20	52	8,936,075	8,944,000	(7,925)
Euro-Buxl	03/20	37	8,444,140	8,233,345	210,795
Euro-OAT	03/20	1	184,978	182,579	2,399
Euro-Schatz	03/20	641	80,533,778	80,460,778	73,000
Japan 10-Year Bonds	03/20	4	5,606,908	5,602,319	4,589
Long Gilt	03/20	25	4,376,451	4,350,648	25,803
U.S. Treasury 30-Year Bonds	03/20	155	24,566,684	24,165,469	401,215

					795,341

Total Futures Contracts					$327,161

(f)	Forward foreign currency contracts outstanding as of December 31, 2019 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
BRL	4,268,000	USD	1,030,395	01/20	CIT	$30,584	$-
BRL	4,268,000	USD	1,058,873	01/20	JPM	2,106	-
BRL	3,846,642	USD	910,717	01/20	MSC	45,517	-
BRL	3,846,642	USD	948,874	02/20	CIT	6,483	-
COP	6,135,178,095	USD	1,750,657	01/20	HSB	114,800	-
DKK	73,958,978	USD	10,981,758	01/20	GSC	120,110	-
GBP	345,000	USD	456,270	01/20	BRC	810	-
IDR	32,044,320,040	USD	2,241,802	03/20	DUB	60,515	-
JPY	68,400,000	USD	630,008	01/20	CIT	-	(381)
KRW	675,090,050	USD	569,000	03/20	BOA	16,197	-
KRW	893,942,400	USD	754,000	03/20	BRC	20,908	-
KRW	1,096,733,700	USD	925,000	03/20	CSF	25,697	-
MXN	38,265,000	USD	1,954,270	01/20	BOA	63,936	-
MXN	26,416,000	USD	1,346,621	05/20	RBS	25,437	-
PEN	2,030,928	USD	604,893	01/20	CIT	7,977	-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
RUB	15,044,095	USD	227,594	01/20	HSB	$14,357	$-
RUB	134,598,802	USD	2,099,497	02/20	GSC	58,722	-
SGD	1,548,000	USD	1,139,622	03/20	JPM	12,181	-
TWD	29,936,041	USD	989,000	03/20	BOA	17,548	-
TWD	39,927,552	USD	1,320,000	03/20	CSF	22,494	-
USD	5,349,620	AUD	7,879,000	01/20	BOA	-	(180,492)
USD	1,054,560	BRL	4,268,000	01/20	CIT	-	(6,419)
USD	1,109,465	BRL	4,268,000	01/20	JPM	48,486	-
USD	954,336	BRL	3,846,642	01/20	MSC	-	(1,898)
USD	1,043,058	BRL	4,358,000	07/20	CIT	-	(31,359)
USD	2,257,701	CAD	3,005,000	01/20	UBS	-	(56,553)
USD	1,769,144	COP	6,132,296,000	02/20	CIT	-	(93,350)
USD	10,996,811	DKK	74,145,995	01/20	BOA	-	(133,130)
USD	11,050,839	DKK	73,958,978	04/20	GSC	-	(119,665)
USD	6,339,068	EUR	5,735,628	01/20	GSC	-	(97,396)
USD	3,701,844	EUR	3,335,000	01/20	HSB	-	(40,659)
USD	9,592,990	GBP	7,408,000	01/20	BNP	-	(221,645)
USD	301,492	GBP	230,000	01/20	GSC	-	(3,228)
USD	6,741,806	JPY	737,100,000	01/20	CIT	-	(43,258)
USD	2,294,816	KRW	2,692,462,128	03/20	CIT	-	(39,128)
USD	606,394	MXN	12,213,077	01/20	GSC	-	(37,170)
USD	589,605	MXN	11,849,000	01/20	JPM	-	(35,345)
USD	1,367,217	MXN	26,416,000	01/20	RBS	-	(26,039)
USD	8,914,089	NZD	13,863,000	01/20	UBS	-	(418,956)
USD	604,011	PEN	2,030,928	01/20	CIT	-	(8,859)
USD	603,491	PEN	2,030,928	03/20	CIT	-	(8,232)
USD	1,143,637	SGD	1,560,710	03/20	HSB	-	(17,623)
USD	2,334,632	TWD	70,519,883	03/20	DUB	-	(36,477)

Total Forward Foreign Currency Contracts						$714,865	($1,657,262)

(g)	Purchased options outstanding as of December 31, 2019 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - 1-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	1.500%	03/10/20	CIT	$57,680,000	$81,911	$5,284
Call - 1-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	1.500%	03/10/20	DUB	59,590,000	84,662	5,458
Call - 2-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	1.066%	10/02/20	JPM	64,700,000	258,256	53,332

							$424,829	$64,074

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Put - U.S. Treasury 2-Year Notes (03/20)	$106.00	02/21/20	CME	1	$212,000	$8	$1
Put - U.S. Treasury 10-Year Notes (03/20)	117.50	02/21/20	CME	207	24,322,500	1,780	207

						$1,788	$208

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - Fannie Mae 3.000% due 01/14/50	$70.00	01/07/20	JPM	$11,500,000	$449	$-
Put - Fannie Mae 3.500% due 01/14/50	71.00	01/07/20	JPM	15,100,000	590	-
Put - Fannie Mae 4.000% due 01/14/50	74.00	01/07/20	JPM	5,100,000	200	-

					$1,239	$-

Total Purchased Options					$427,856	$64,282

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(h)	Premiums received and value of written options outstanding as of December 31, 2019 were as follows:

Credit Default Swaptions on Credit Indices – Buy Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - iTraxx Main 32 5Y	0.475%	01/15/20	BNP	EUR 400,000	$236	($777)
Call - iTraxx Main 32 5Y	0.475%	01/15/20	DUB	700,000	383	(1,359)
Call - iTraxx Main 32 5Y	0.425%	02/19/20	DUB	600,000	233	(400)
Call - iTraxx Main 32 5Y	0.450%	02/19/20	BNP	500,000	276	(671)
Call - iTraxx Main 32 5Y	0.475%	02/19/20	BNP	300,000	164	(671)
Call - iTraxx Main 32 5Y	0.475%	02/19/20	BRC	400,000	235	(894)
Call - iTraxx Main 32 5Y	0.475%	02/19/20	MER	400,000	264	(894)
Call - iTraxx Main 32 5Y	0.425%	03/18/20	BOA	1,200,000	741	(1,025)
Call - iTraxx Main 32 5Y	0.425%	03/18/20	BRC	1,800,000	929	(1,538)
Call - iTraxx Main 32 5Y	0.425%	03/18/20	JPM	400,000	242	(342)
Call - iTraxx Main 32 5Y	0.450%	03/18/20	BNP	800,000	643	(1,224)
Call - iTraxx Main 32 5Y	0.450%	03/18/20	BOA	500,000	389	(765)
Call - iTraxx Main 32 5Y	0.450%	03/18/20	DUB	300,000	216	(459)
Call - iTraxx Main 32 5Y	0.450%	03/18/20	GSC	800,000	690	(1,224)
Call - iTraxx Main 32 5Y	0.450%	03/18/20	JPM	400,000	379	(612)
Call - iTraxx Main 32 5Y	0.450%	03/18/20	MER	500,000	390	(765)

					6,410	(13,620)

Credit Default Swaptions on Credit Indices – Sell Protection
Put - iTraxx Main 32 5Y	0.800%	01/15/20	BNP	400,000	546	(11)
Put - iTraxx Main 32 5Y	0.800%	01/15/20	DUB	700,000	1,034	(19)
Put - iTraxx Main 32 5Y	0.700%	02/19/20	DUB	600,000	532	(89)
Put - iTraxx Main 32 5Y	0.800%	02/19/20	BNP	800,000	1,201	(82)
Put - iTraxx Main 32 5Y	0.800%	02/19/20	BRC	400,000	803	(41)
Put - iTraxx Main 32 5Y	0.900%	02/19/20	BNP	700,000	1,074	(54)
Put - iTraxx Main 32 5Y	0.900%	02/19/20	MER	400,000	484	(31)
Put - iTraxx Main 32 5Y	0.700%	03/18/20	BOA	1,200,000	1,334	(354)
Put - iTraxx Main 32 5Y	0.700%	03/18/20	BRC	1,800,000	2,120	(531)
Put - iTraxx Main 32 5Y	0.700%	03/18/20	JPM	400,000	441	(118)
Put - iTraxx Main 32 5Y	0.800%	03/18/20	BNP	800,000	1,024	(154)
Put - iTraxx Main 32 5Y	0.800%	03/18/20	BOA	500,000	611	(96)
Put - iTraxx Main 32 5Y	0.800%	03/18/20	DUB	300,000	449	(58)
Put - iTraxx Main 32 5Y	0.800%	03/18/20	GSC	800,000	811	(154)
Put - iTraxx Main 32 5Y	0.800%	03/18/20	JPM	400,000	459	(77)
Put - iTraxx Main 32 5Y	0.800%	03/18/20	MER	500,000	568	(96)

					13,491	(1,965)

Total Credit Default Swaptions on Credit Indices					$19,901	($15,585)

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Cap - U.S. CPI Urban Consumers	233.92	Maximum of [0, Final Index/Initial Index - (1.000 + 4.000%)^10]	04/22/24	JPM	$13,800,000	$100,395	($1)
Cap - U.S. CPI Urban Consumers	234.78	Maximum of [0, Final Index/Initial Index - (1 + 4.000%)^[10] ]	05/16/24	JPM	1,300,000	9,035	(29)
Cap - Eurostat Eurozone HICP	117.20	Maximum of [0, (Final Index/Initial Index) - (1 + 3.000%)^20)]	06/22/35	GSC	EUR 2,200,000	100,087	(2,929)

						209,517	(2,959)

Floor - U.S. CPI Urban Consumers	234.81	Maximum of [0, 0.000% - ((Final Index/Initial Index)-1)]	03/24/20	JPM	$12,700,000	143,510	-
Floor - U.S. CPI Urban Consumers	216.69	Maximum of [0, (1 + 0.000%)^[10] - Final Index/Initial Index]	04/07/20	CIT	87,000,000	775,840	(1)
Floor - U.S. CPI Urban Consumers	217.97	Maximum of [0, (1 + 0.000%)^[10] - Final Index/Initial Index]	09/29/20	CIT	8,500,000	109,650	-
Floor - U.S. CPI Urban Consumers	238.64	Maximum of [0, 0.000% - ((Final Index/Initial Index)-1)]	10/02/20	JPM	3,800,000	70,137	(66)

						1,099,137	(67)

Total Inflation Floor/Cap Options						$1,308,654	($3,026)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

Interest Rate Floor/Cap Option

Description	Exercise Rate	Floating Rate Index	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - ICE Swap Rate	0.000%	10-Year-2-year ICE Swap Rate	01/02/20	MSC	$39,200,000	$30,380	$-

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 5-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.404%	03/10/20	BOA	$3,770,000	$26,095	($3,531)
Call - 5-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.404%	03/10/20	CIT	8,350,000	59,081	(7,820)
Call - 5-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.404%	03/10/20	DUB	12,530,000	86,746	(11,734)
Call - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	1.302%	10/02/20	JPM	13,600,000	258,400	(56,392)

							$430,322	($79,477)

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - U.S. Treasury 10-Year Notes (02/20)	$129.50	01/24/20	CME	28	$3,626,000	$24,465	($3,938)

Put - U.S. Treasury 10-Year Notes (02/20)	129.50	01/24/20	CME	28	3,626,000	25,340	(34,125)

Total Options on Futures						$49,805	($38,063)

Total Written Options						$1,839,062	($136,151)

(i)	Swap agreements outstanding as of December 31, 2019 were as follows:

Credit Default Swaps on Sovereign Issues – Buy Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/19 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Mexico Government	Q	1.000%	12/20/23	BOA	0.559%	$1,700,000	($29,371)	$13,269	($42,640)
Mexico Government	Q	1.000%	12/20/23	GSC	0.559%	900,000	(15,549)	6,479	(22,028)

							($44,920)	$19,748	($64,668)

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (4)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/19 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Brazilian Government	Q	1.000%	03/20/20	HSB	0.275%	$1,200,000	$2,324	$1,291	$1,033

				Exchange
Daimler AG	Q	1.000%	12/20/20	ICE	0.132%	EUR 240,000	2,394	1,574	820
General Electric Co	Q	1.000%	12/20/20	ICE	0.347%	$100,000	668	(839)	1,507
Ally Financial Inc	Q	5.000%	06/20/22	ICE	0.332%	200,000	23,062	12,569	10,493
General Electric Co	Q	1.000%	12/20/23	ICE	0.652%	300,000	4,093	(13,259)	17,352

							30,217	45	30,172

Total Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection							$32,541	$1,336	$31,205

Credit Default Swaps on Credit Indices – Buy Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX HY33 5Y	Q	5.000%	12/20/24	ICE	$15,741,000	($1,543,074)	($920,720)	($622,354)

Credit Default Swaps on Credit Indices – Sell Protection (4)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX NA AAA 8	M	0.500%	10/17/57	GSC	$1,000,000	$13,074	($52,061)	$65,135

Total Credit Default Swaps						($1,542,379)	($951,697)	($590,682)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Long
Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3.850%	GBP Retail Price	Z/Z	LCH	09/15/24	GBP 2,700,000	$128,319	$125	$128,194
3.603%	GBP Retail Price	Z/Z	LCH	11/15/28	120,000	5,834	-	5,834
3.633%	GBP Retail Price	Z/Z	LCH	12/15/28	700,000	37,712	-	37,712
1.954%	U.S. CPI Urban Consumers	Z/Z	LCH	06/03/29	$2,350,000	(4,848)	-	(4,848)
1.998%	U.S. CPI Urban Consumers	Z/Z	LCH	07/25/29	7,700,000	27,414	-	27,414
1.760%	U.S. CPI Urban Consumers	Z/Z	LCH	11/04/29	3,100,000	(71,522)	(3,109)	(68,413)
1.883%	U.S. CPI Urban Consumers	Z/Z	LCH	11/20/29	700,000	(7,932)	642	(8,574)
3.190%	GBP Retail Price	Z/Z	LCH	04/15/30	GBP 3,800,000	(980)	(214,684)	213,704
3.400%	GBP Retail Price	Z/Z	LCH	06/15/30	2,500,000	131,936	57,700	74,236
3.325%	GBP Retail Price	Z/Z	LCH	08/15/30	830,000	20,779	7,797	12,982
3.300%	GBP Retail Price	Z/Z	LCH	12/15/30	1,160,000	5,846	(55,072)	60,918
3.530%	GBP Retail Price	Z/Z	LCH	10/15/31	270,000	12,788	7,144	5,644
3.470%	GBP Retail Price	Z/Z	LCH	09/15/32	4,260,000	173,179	(2,159)	175,338
1.280%	France CPI Excluding Tobacco	Z/Z	LCH	11/15/34	EUR 500,000	(4,769)	-	(4,769)
1.243%	Eurostat Eurozone HICP	Z/Z	LCH	08/15/39	510,000	(20,459)	-	(20,459)
1.410%	France CPI Excluding Tobacco	Z/Z	LCH	11/15/39	200,000	(2,528)	-	(2,528)
1.946%	Eurostat Eurozone HICP	Z/Z	LCH	03/15/48	100,000	20,660	823	19,837
1.945%	Eurostat Eurozone HICP	Z/Z	LCH	11/15/48	270,000	56,295	-	56,295
1.950%	Eurostat Eurozone HICP	Z/Z	LCH	11/15/48	580,000	122,405	1,978	120,427
1.387%	Eurostat Eurozone HICP	Z/Z	LCH	08/15/49	250,000	(15,335)	-	(15,335)

						$614,794	($198,815)	$813,609

Interest Rate Swaps – Short
Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.160%	France CPI Excluding Tobacco	Z/Z	LCH	08/15/20	EUR 130,000	($1,026)	$92	($1,118)
2.027%	U.S. CPI Urban Consumers	Z/Z	LCH	11/23/20	$3,500,000	3,747	-	3,747
2.021%	U.S. CPI Urban Consumers	Z/Z	LCH	11/25/20	3,300,000	3,957	-	3,957
1.875%	U.S. CPI Urban Consumers	Z/Z	LCH	03/14/21	2,400,000	4,489	-	4,489
1.927%	U.S. CPI Urban Consumers	Z/Z	LCH	03/18/21	8,000,000	7,342	-	7,342
1.345%	France CPI Excluding Tobacco	Z/Z	LCH	06/15/21	EUR 1,300,000	(18,406)	-	(18,406)
1.432%	U.S. CPI Urban Consumers	Z/Z	LCH	07/25/21	$400,000	2,738	-	2,738
1.550%	U.S. CPI Urban Consumers	Z/Z	LCH	07/26/21	2,400,000	57,865	81,231	(23,366)
1.432%	U.S. CPI Urban Consumers	Z/Z	LCH	08/06/21	1,600,000	11,357	-	11,357
1.445%	U.S. CPI Urban Consumers	Z/Z	LCH	09/09/21	10,790,000	81,418	-	81,418
1.603%	U.S. CPI Urban Consumers	Z/Z	LCH	09/12/21	1,850,000	36,613	55,721	(19,108)
1.592%	U.S. CPI Urban Consumers	Z/Z	LCH	09/20/21	5,700,000	24,224	(532)	24,756
1.488%	U.S. CPI Urban Consumers	Z/Z	LCH	10/01/21	700,000	4,154	-	4,154
2.069%	U.S. CPI Urban Consumers	Z/Z	LCH	07/15/22	1,200,000	(6,071)	-	(6,071)
2.210%	U.S. CPI Urban Consumers	Z/Z	LCH	02/05/23	6,810,000	(113,197)	-	(113,197)
2.263%	U.S. CPI Urban Consumers	Z/Z	LCH	04/27/23	5,320,000	(122,199)	(801)	(121,398)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.263%	U.S. CPI Urban Consumers	Z/Z	LCH	05/09/23	$1,150,000	($25,980)	$-	($25,980)
2.281%	U.S. CPI Urban Consumers	Z/Z	LCH	05/10/23	1,760,000	(44,373)	-	(44,373)
2.300%	3-Month USD-LIBOR	S/Q	CME	04/27/26	14,510,000	(345,818)	271,993	(617,811)
2.000%	3-Month USD-LIBOR	S/Q	CME	07/27/26	6,500,000	(56,302)	189,242	(245,544)
2.400%	3-Month USD-LIBOR	S/Q	CME	12/07/26	800,000	(20,577)	9,068	(29,645)
0.300%	6-Month JPY-LIBOR	S/S	LCH	09/20/27	JPY 377,560,000	(63,590)	(5,427)	(58,163)
3.250%	3-Month NZD Bank Bills	S/Q	CME	03/21/28	NZD 4,500,000	(397,842)	11,717	(409,559)
2.250%	3-Month USD-LIBOR	S/Q	LCH	06/20/28	$11,780,000	(376,591)	564,183	(940,774)
2.720%	3-Month USD-LIBOR	S/Q	CME	07/18/28	400,000	(30,700)	3,982	(34,682)
2.765%	3-Month USD-LIBOR	S/Q	CME	07/18/28	2,980,000	(240,016)	30,188	(270,204)
3.598%	GBP Retail Price	Z/Z	LCH	09/15/34	GBP 2,230,000	(151,536)	1,450	(152,986)
2.000%	1-Day USD-Federal Funds	A/A	LCH	12/15/47	$2,610,000	(78,985)	5,976	(84,961)
2.428%	1-Day USD-Federal Funds	A/A	LCH	12/20/47	500,000	(62,364)	1,158	(63,522)
2.478%	1-Day USD-Federal Funds	A/A	LCH	12/20/47	1,203,000	(163,479)	6,355	(169,834)
2.499%	1-Day USD-Federal Funds	A/A	LCH	12/20/47	390,000	(54,834)	934	(55,768)
2.250%	3-Month USD-LIBOR	S/Q	CME	12/11/49	1,500,000	(47,383)	(6,314)	(41,069)
2.250%	3-Month USD-LIBOR	S/Q	CME	03/12/50	600,000	(18,634)	(1,677)	(16,957)

						($2,201,999)	$1,218,539	($3,420,538)

Total Interest Rate Swaps						($1,587,205)	$1,019,724	($2,606,929)

Total Return Swaps – Long

Receive	Pay	Payment Frequency	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
U.S. Treasury Inflation Protected Securities 0.125% due 04/15/22	1.940%	Z	BNP	05/21/20	$20,000,000	$116,790	$-	$116,790

Total Swap Agreements						($3,012,794)	$68,027	($3,080,821)

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$21,039	$182,958
Liabilities	(52,061)	(64,668)
Centrally Cleared Swap Agreements (1)
Assets	1,323,642	1,112,665
Liabilities	(1,224,593)	(4,311,776)

	$68,027	($3,080,821)

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(i)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$50,458,667	$-	$50,458,667	$-
	Mortgage-Backed Securities	91,071,917	-	91,071,917	-
	Asset-Backed Securities	34,995,576	-	34,995,576	-
	U.S. Treasury Obligations	428,537,128	-	428,537,128	-
	Foreign Government Bonds & Notes	34,655,385	-	34,655,385	-
	Short-Term Investments	15,859,155	-	15,760,541	98,614
	Derivatives:
	Credit Contracts
	Swaps	96,340	-	96,340	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	714,865	-	714,865	-
	Interest Rate Contracts
	Futures	844,848	844,848	-	-
	Purchased Options	64,282	-	64,282	-
	Swaps	1,199,283	-	1,199,283	-

	Total Interest Rate Contracts	2,108,413	844,848	1,263,565	-

	Total Asset - derivatives	2,919,618	844,848	2,074,770	-

	Total Assets	658,497,446	844,848	657,553,984	98,614

Liabilities	Sale-buyback Financial Transactions	(201,950,219)	-	(201,950,219)	-
	Derivatives:
	Credit Contracts
	Written Options	(15,585)	-	(15,585)	-
	Swaps	(687,022)	-	(687,022)	-

	Total Credit Contracts	(702,607)		(702,607)	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(1,657,262)	-	(1,657,262)	-
	Interest Rate Contracts
	Futures	(517,687)	(517,687)	-	-
	Written Options	(120,566)	-	(120,566)	-
	Swaps	(3,689,422)	-	(3,689,422)	-

	Total Interest Rate Contracts	(4,327,675)	(517,687)	(3,809,988)	-

	Total Liabilities - Derivatives	(6,687,544)	(517,687)	(6,169,857)	-

	Total Liabilities	(208,637,763)	(517,687)	(208,120,076)	-

	Total	$449,859,683	$327,161	$449,433,908	$98,614

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2019

	Principal Amount	Value
CORPORATE BONDS & NOTES - 0.9%

Consumer, Non-Cyclical - 0.9%

Becton Dickinson and Co 2.836% (USD LIBOR + 0.875%) due 12/29/20 §	$1,627,000	$1,627,828

Total Corporate Bonds & Notes (Cost $1,627,000)		1,627,828

MORTGAGE-BACKED SECURITIES - 12.3%

Collateralized Mortgage Obligations - Commercial - 2.1%

BX Commercial Mortgage Trust 3.440% (USD LIBOR + 1.700%) due 11/15/35 § ~	896,000	898,860
3.740% (USD LIBOR + 2.000%) due 10/15/36 § ~	950,000	951,879
BX Trust 2.827% (USD LIBOR + 1.088%) due 09/15/37 § ~	952,757	952,191
CAMB Commercial Mortgage Trust 3.490% (USD LIBOR + 1.750%) due 12/15/37 § ~	336,943	338,482
KNDL Mortgage Trust 3.540% (USD LIBOR + 1.800%) due 05/15/36 § ~	251,000	251,153
SLIDE 2.640% (USD LIBOR + 0.900%) due 06/15/31 § ~	507,383	507,652
VMC Finance LLC 2.557% (USD LIBOR + 0.820%) due 03/15/35 § ~	10,699	10,679

		3,910,896

Collateralized Mortgage Obligations - Residential - 10.2%

Angel Oak Mortgage Trust 3.238% due 05/25/59 § ~	928,931	933,132
Banc of America Funding Trust 2.205% (USD LIBOR + 0.440%) due 07/20/36 §	1,006,474	1,008,613
BRAVO Residential Funding Trust 2.666% due 07/25/59 § ~	640,950	642,157
CIM Trust 2.658% (USD LIBOR + 1.000%) due 08/25/49 § ~	2,398,436	2,397,194
Citigroup Mortgage Loan Trust 3.030% due 07/25/49 § ~	717,478	719,970
Deephaven Residential Mortgage Trust
2.976% due 12/25/57 § ~	168,264	168,570
3.027% due 12/25/57 § ~	181,461	181,695
3.948% due 01/25/59 § ~	334,774	336,884
4.285% due 10/25/58 § ~	2,037,525	2,065,445
Fannie Mae Connecticut Avenue Securities 2.442% (USD LIBOR + 0.650%) due 05/25/30 §	570,591	570,621
2.472% (USD LIBOR + 0.680%) due 10/25/30 §	625,479	625,741
2.512% (USD LIBOR + 0.720%) due 01/25/31 §	922,083	922,461
Freddie Mac 2.492% (USD LIBOR + 0.700%) due 09/25/30 §	632,837	632,928
New Residential Mortgage Loan Trust 3.928% due 01/25/49 § ~	1,403,702	1,415,127
Opteum Mortgage Acceptance Corp Asset-Backed Pass-Through Certificates 2.102% (USD LIBOR + 0.310%) due 11/25/35 §	816,268	821,225

	Principal Amount	Value
PSMC Trust 3.500% due 02/25/48 § ~	$325,838	$331,730
Sequoia Mortgage Trust
4.000% due 02/25/48 § ~	185,345	187,341
4.000% due 06/25/48 § ~	725,024	731,640
4.000% due 08/25/48 § ~	569,616	573,491
Starwood Mortgage Residential Trust 2.916% due 09/27/49 § ~	569,475	567,462
Verus Securitization Trust
3.219% due 07/25/59 § ~	548,070	549,609
4.040% due 02/25/59 § ~	2,709,915	2,740,627

		19,123,663

Total Mortgage-Backed Securities (Cost $22,966,140)		23,034,559

ASSET-BACKED SECURITIES - 22.7%

321 Henderson Receivables I LLC 1.940% (USD LIBOR + 0.200%) due 12/15/41 § ~	169,239	167,722
AASET Trust 3.967% due 05/16/42 ~	196,014	197,675
AASET US Ltd 4.454% due 11/18/38 ~	910,935	928,714
AccessLex Institute 2.498% (USD LIBOR + 0.570%) due 09/22/37 §	270,658	253,586
AIMCO CLO (Cayman) 2.851% (USD LIBOR + 0.850%) due 01/15/28 § ~	1,100,000	1,098,965
Arbor Realty Commercial Real Estate Notes Ltd (Cayman) 2.890% (USD LIBOR + 1.150%) due 06/15/28 § ~	1,700,000	1,700,282
Avery Point IV CLO Ltd (Cayman) 3.040% (USD LIBOR + 1.100%) due 04/25/26 § ~	526,025	526,195
Avis Budget Rental Car Funding AESOP LLC 4.530% due 03/20/23 ~	433,000	444,097
Chase Education Loan Trust 2.061% (USD LIBOR + 0.100%) due 06/28/39 §	1,937,310	1,857,703
CIFC Funding Ltd (Cayman) 2.781% (USD LIBOR + 0.780%) due 04/15/27 § ~	963,109	962,380
CLI Funding V LLC 3.290% due 06/18/29 ~	570,659	571,609
Commonbond Student Loan Trust
3.200% due 06/25/32 ~	54,481	54,516
4.350% due 02/25/46 ~	170,628	172,283
DRB Prime Student Loan Trust 3.060% due 07/25/31 ~	30,564	30,654
ECMC Group Student Loan Trust 2.542% (USD LIBOR + 0.750%) due 02/27/68 § ~	1,980,099	1,947,113
3.142% (USD LIBOR + 1.350%) due 07/26/66 § ~	205,284	205,628
EdLinc Student Loan Funding Trust 4.350% (US PRIME - 1.150%) due 12/01/47 § ~	345,097	341,028
Elara HGV Timeshare Issuer LLC 2.730% due 04/25/28 ~	59,570	59,586
FCI Funding LLC 3.630% due 02/18/31 ~	147,100	147,748
Hertz Vehicle Financing II LP 5.330% due 09/25/21 ~	2,000,000	2,023,048
JP Morgan Student Loan Trust 2.286% (USD LIBOR + 0.350%) due 06/28/39 § ~	212,725	196,400

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
KREF Ltd
3.087% (USD LIBOR + 1.350%) due 06/15/36 § ~	$2,000,000	$2,001,003
4.287% (USD LIBOR + 2.550%) due 06/15/36 § ~	1,100,000	1,107,975
Marlette Funding Trust 3.530% due 07/16/29 ~	213,000	216,030
MVW Owner Trust
2.640% due 12/20/33 ~	655,466	652,868
2.960% due 12/20/32 ~	268,449	268,863
Navient Student Loan Trust
2.092% (USD LIBOR + 0.300%) due 07/26/66 § ~	14,919	14,918
2.792% (USD LIBOR + 1.000%) due 02/27/68 § ~	1,887,000	1,884,455
3.342% (USD LIBOR + 1.550%) due 07/25/68 § ~	1,550,000	1,524,217
Navistar Financial Dealer Note Master Owner Trust 3.342% (USD LIBOR + 1.550%) due 09/25/23 § ~	440,000	440,734
Nelnet Student Loan Trust
2.098% (USD LIBOR + 0.170%) due 03/23/37 §	348,910	318,168
2.290% (USD LIBOR + 0.350%) due 10/25/40 §	538,648	497,470
2.356% (USD LIBOR + 0.250%) due 06/25/41 §	138,091	127,314
2.442% (USD LIBOR + 0.650%) due 11/25/52 § ~	1,069,130	1,045,786
3.292% (USD LIBOR + 1.500%) due 03/25/48 § ~	1,000,000	947,414
Neuberger Berman CLO XX Ltd (Cayman) 2.801% (USD LIBOR + 0.800%) due 01/15/28 § ~	1,050,000	1,048,687
NP SPE II LLC 2.574% due 09/20/49 ~	212,431	212,132
OCP CLO Ltd (Cayman) 2.756% (USD LIBOR + 0.820%) due 10/26/27 § ~	1,100,000	1,100,105
Orange Lake Timeshare Trust 4.930% due 04/09/38 ~	671,215	683,159
PHEAA Student Loan Trust 2.382% (USD LIBOR + 0.590%) due 08/25/40 § ~	308,991	304,417
PNMAC GMSR ISSUER Trust 4.642% (USD LIBOR + 2.850%) due 02/25/23 § ~	180,000	181,228
Securitized Equipment Receivables Trust
3.760% due 10/11/24	500,000	500,590
4.200% due 10/11/24	480,000	481,776
Sierra Timeshare Receivables Funding LLC
2.630% due 10/20/33 ~	682,199	679,800
2.780% due 07/20/33 ~	982,277	981,403
3.000% due 08/20/36 ~	1,746,464	1,744,411
3.770% due 01/20/36 ~	523,253	531,749
4.750% due 01/20/36 ~	392,440	398,951
SLC Student Loan Trust
2.110% (USD LIBOR + 0.200%) due 02/15/45 §	113,732	105,294
2.124% (USD LIBOR + 0.230%) due 12/15/39 §	718,818	656,113
2.174% (USD LIBOR + 0.280%) due 03/15/40 §	798,744	727,007
SLM Student Loan Trust
2.080% (USD LIBOR + 0.140%) due 07/25/25 §	459,994	459,709
2.090% (USD LIBOR + 0.150%) due 04/25/40 §	57,565	52,129
2.544% (USD LIBOR + 0.650%) due 06/15/38 §	633,687	590,899

	Principal Amount	Value
3.292% (USD LIBOR + 1.500%) due 06/27/44 §	$100,000	$96,287
3.292% (USD LIBOR + 1.500%) due 12/28/70 §	100,000	95,821
SoFi Consumer Loan Program LLC 4.770% due 10/27/25 § ~	210,000	214,446
Structured Asset Securities Corp Mortgage Loan Trust 2.592% (USD LIBOR + 0.800%) due 11/25/35 § ~	1,069,307	1,066,299
Textainer Marine Containers VII Ltd (China) 4.110% due 07/20/43 ~	628,600	631,255
TLF National Tax Lien Trust 3.090% due 12/15/29 ~	872,015	874,228
Trafigura Securitisation Finance PLC (Ireland) 3.440% (USD LIBOR + 1.700%)
due 12/15/20 § ~	810,000	813,585
4.290% due 03/15/22 ~	1,760,000	1,802,182
VSE VOI Mortgage LLC 2.740% due 07/20/33 ~	656,853	654,174

Total Asset-Backed Securities (Cost $42,758,197)		42,621,983

U.S. TREASURY OBLIGATIONS - 25.3%

U.S. Treasury Inflation Protected Securities - 25.3%

0.125% due 01/15/23 ^	668,898	668,905
0.125% due 07/15/24 ^	6,274,797	6,313,203
0.125% due 10/15/24 ^	4,914,553	4,943,753
0.125% due 07/15/26 ^	869,559	872,515
0.250% due 01/15/25 ^	3,042,032	3,069,625
0.250% due 07/15/29 ^	3,873,062	3,912,063
0.375% due 07/15/25 ^ ‡	547,981	559,256
0.375% due 07/15/27 ^	3,313,643	3,380,966
0.500% due 01/15/28 ^	3,307,007	3,393,468
0.625% due 04/15/23 ^	3,563,737	3,619,316
0.625% due 02/15/43 ^	1,902,725	1,925,785
0.750% due 07/15/28 ^	820,830	863,799
0.875% due 01/15/29 ^	1,977,073	2,100,141
0.875% due 02/15/47 ^	1,694,956	1,817,947
1.000% due 02/15/48 ^	1,565,265	1,733,607
1.000% due 02/15/49 ^	1,400,989	1,558,266
1.375% due 02/15/44 ^	165,620	195,464
1.750% due 01/15/28 ^	515,890	579,702
2.125% due 02/15/41 ^	940,048	1,238,986
2.375% due 01/15/27 ^	4,147,065	4,787,894

		47,534,661

Total U.S. Treasury Obligations (Cost $45,952,355)		47,534,661

MUNICIPAL BONDS - 0.5%

Brazos Higher Education Authority Inc 2.107% (USD LIBOR) due 03/27/23 §	391,775	390,863
3.237% due 06/25/42	650,000	637,290

Total Municipal Bonds (Cost $1,032,352)		1,028,153

SHORT-TERM INVESTMENTS - 38.3%

Commercial Paper - 37.3%

Bemis Co Inc 2.094% due 01/23/20	3,800,000	3,795,183
Canadian Natural Resources Ltd 2.142% due 01/23/20	3,800,000	3,794,931

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
DuPont de Nemours Inc 2.034% due 01/31/20	$1,000,000	$998,230
Entergy Corp
2.089% due 02/20/20	1,500,000	1,495,544
2.172% due 01/23/20	2,300,000	2,297,108
Erac USA Finance LLC
2.139% due 01/09/20	800,000	799,631
2.244% due 01/14/20	3,000,000	2,997,770
FMC Technologies Inc
2.137% due 02/03/20	800,000	798,450
2.138% due 02/11/20	3,000,000	2,992,709
Fortive Corp 2.235% due 01/21/20	3,800,000	3,795,635
General Electric Co
2.113% due 03/19/20	1,300,000	1,293,901
2.147% due 03/20/20	1,000,000	995,249
2.157% due 03/17/20	1,500,000	1,493,147
Marriott Internation Inc 2.142% due 03/27/20	3,000,000	2,984,463
Mondelez International Inc 2.285% due 01/15/20	2,000,000	1,998,396
National Grid USA 2.056% due 02/11/20	3,700,000	3,691,008
Parker-Hannifin Corp 2.164% due 02/20/20	3,800,000	3,790,111
Public Sevice Enterprise Group Inc
2.164% due 02/20/20	800,000	797,612
2.193% due 01/22/20	3,000,000	2,996,377
Reckitt Benckiser Treasury Services PLC (United Kingdom)
2.492% due 05/14/20	500,000	496,222
2.448% due 04/02/20	3,300,000	3,283,726
Suncor Energy Inc (Canada)
2.141% due 03/30/20	2,500,000	2,486,594
2.212% due 01/21/20	1,300,000	1,298,507
Telus Corp (Canada) 2.297% due 01/24/20	3,800,000	3,794,956
The Boeing Co 2.249% due 03/04/20	3,600,000	3,587,520
Transcanada Pipelines Ltd (Canada) 2.114% due 03/11/20	3,800,000	3,784,022
VW Credit Inc (Germany) 2.263% due 01/13/20	3,800,000	3,797,397
Walgreens Boots Alliance Inc 2.255% due 03/09/20	3,800,000	3,784,479

		70,118,878

	Principal Amount	Value

Repurchase Agreement - 1.0%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $1,882,151; collateralized by U.S. Treasury Notes: 1.625% due 12/31/21 and value $1,922,400)	$1,882,125	$1,882,125

Total Short-Term Investments (Cost $71,995,417)		72,001,003

TOTAL INVESTMENTS - 100.0% (Cost $186,331,461)		187,848,187

DERIVATIVES - 0.6%		1,201,478

OTHER ASSETS & LIABILITIES, NET - (0.6%)		(1,109,734)

NET ASSETS - 100.0%		$187,939,931

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition as a percentage of net assets was as follows:

Short-Term Investments	38.3%
U.S. Treasury Obligations	25.3%
Asset-Backed Securities	22.7%
Mortgage-Backed Securities	12.3%
Others (each less than 3.0%)	1.4%

	100.0%
Derivatives	0.6%
Other Assets & Liabilities, Net	(0.6%	)

	100.0%

(b)	As of December 31, 2019, an investment with a value of $168,299 was fully or partially segregated with the broker(s)/custodian as collateral for open futures and swap agreements.

(c)	The average amount of borrowings by the Fund on reverse repurchase agreements during the year ended December 31, 2019 was $141,203,301 at a weighted average interest rate of 2.650%.

(d)	Open futures contracts outstanding as of December 31, 2019 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	03/20	38	$8,199,460	$8,189,000	($10,460)
U.S. Treasury Long Bonds	03/20	28	4,448,162	4,365,375	(82,787)

					(93,247)

Short Futures Outstanding
U.S. Treasury 5-Year Notes	03/20	23	2,735,248	2,728,016	7,232
U.S. Treasury Ultra 10-Year Notes	03/20	24	3,415,907	3,376,875	39,032
U.S. Treasury Ultra Long Bonds	03/20	12	2,227,976	2,179,875	48,101

					94,365

Total Futures Contracts					$1,118

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(e)	Purchased options outstanding as of December 31, 2019 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - 10-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.675%	04/19/33	JPM	$4,660,000	$212,170	$351,074

Put - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	3.175%	04/19/33	JPM	18,765,000	852,118	619,633

Total Purchased Options							$1,064,288	$970,707

(f)	Swap agreements outstanding as of December 31, 2019 were as follows:

Interest Rate Swaps – Short

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.632%	U.S. CPI Urban Consumers	Z	GSC	11/06/21	$5,600,000	$25,506	$-	$25,506
1.642%	U.S. CPI Urban Consumers	Z	GSC	12/09/21	3,500,000	14,644	-	14,644
1.669%	U.S. CPI Urban Consumers	Z	GSC	11/08/22	6,000,000	33,166	-	33,166

						$73,316	$-	$73,316

Total Return Swaps – Long

Receive	Pay	Payment Frequency	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bloomberg Barclays U.S. Treasury Inflation Linked Bond Index	1.996%	Z	GSC	02/29/20	$26,655,157	$52,053	$-	$52,053
Bloomberg Barclays U.S. Treasury Inflation Linked Bond Index	1.995%	Z	GSC	04/30/20	33,573,165	63,041	-	63,041
Bloomberg Barclays U.S. Treasury Inflation Linked Bond Index	2.020%	Z	BNP	04/30/20	33,585,794	61,619	-	61,619
Bloomberg Barclays U.S. Treasury Inflation Linked Bond Index	1.948%	Z	MSC	05/29/20	10,662,063	21,288	-	21,288
Bloomberg Barclays U.S. Treasury Inflation Linked Bond Index	1.940%	Z	MSC	05/31/20	10,000,001	(73,792)	-	(73,792)
Bloomberg Barclays U.S. Treasury Inflation Linked Bond Index	1.935%	Z	MSC	06/30/20	15,993,094	32,128	-	32,128

						$156,337	$-	$156,337

Total Swap Agreements						$229,653	$-	$229,653

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$-	$303,445
Liabilities	-	(73,792)

	$-	$229,653

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(g)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$1,627,828	$-	$1,627,828	$-
	Mortgage-Backed Securities	23,034,559	-	23,034,559	-
	Asset-Backed Securities	42,621,983	-	42,621,983	-
	U.S. Treasury Obligations	47,534,661	-	47,534,661	-
	Municipal Bonds	1,028,153	-	1,028,153	-
	Short-Term Investments	72,001,003	-	72,001,003	-
	Derivatives:
	Interest Rate Contracts
	Futures	94,365	94,365	-	-
	Purchased Options	970,707	-	970,707	-
	Swaps	303,445	-	303,445	-

	Total Interest Rate Contracts	1,368,517	94,365	1,274,152	-

	Total Asset - Derivatives	1,368,517	94,365	1,274,152	-

	Total Assets	189,216,704	94,365	189,122,339	-

Liabilities	Derivatives:
	Interest Rate Contracts
	Futures	(93,247)	(93,247)	-	-
	Swaps	(73,792)	-	(73,792)	-

	Total Interest Rate Contracts	(167,039)	(93,247)	(73,792)	-

	Total Liabilities - Derivatives	(167,039)	(93,247)	(73,792)	-

	Total Liabilities	(167,039)	(93,247)	(73,792)	-

	Total	$189,049,665	$1,118	$189,048,547	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments

December 31, 2019

	Principal Amount	Value
CORPORATE BONDS & NOTES - 59.6%

Basic Materials - 0.4%

Huntsman International LLC 5.125% due 11/15/22	$8,500,000	$9,080,464
Newcrest Finance Property Ltd (Australia) 4.450% due 11/15/21 ~	400,000	414,464
Syngenta Finance NV (Switzerland) 4.441% due 04/24/23 ~	4,400,000	4,595,027

		14,089,955

Communications - 2.8%

Amazon.com Inc 5.200% due 12/03/25	200,000	233,150
AT&T Inc
2.657% (USD LIBOR + 0.750%) due 06/01/21 §	7,300,000	7,345,159
2.951% (USD LIBOR + 0.950%) due 07/15/21 §	5,500,000	5,553,764
3.000% due 06/30/22	3,895,000	3,980,838
3.067% (USD LIBOR + 1.180%) due 06/12/24 §	6,100,000	6,209,832
4.350% due 03/01/29	4,500,000	5,003,760
Charter Communications Operating LLC
3.579% due 07/23/20	5,000,000	5,032,262
4.464% due 07/23/22	8,350,000	8,775,831
Crown Castle Towers LLC 3.222% due 05/15/42 ~	300,000	303,561
Deutsche Telekom International Finance BV (Germany) 2.820% due 01/19/22 ~	3,400,000	3,450,668
Discovery Communications LLC 3.300% due 05/15/22	900,000	923,154
eBay Inc
2.750% due 01/30/23	4,189,000	4,249,397
3.800% due 03/09/22	7,061,000	7,298,821
Entercom Media Corp 7.250% due 11/01/24 ~ ‡	5,300,000	5,593,700
Sprint Communications Inc 7.000% due 08/15/20	3,400,000	3,476,160
Sprint Corp
7.250% due 09/15/21	600,000	635,592
7.875% due 09/15/23	1,200,000	1,326,498
Telstra Corp Ltd (Australia) 4.800% due 10/12/21 ~	1,800,000	1,885,400
United Group BV (Netherlands) 4.375% due 07/01/22 ~	EUR 4,000,000	4,588,062
Verizon Communications Inc 3.376% due 02/15/25	$10,679,000	11,307,745
Vodafone Group PLC (United Kingdom) 3.750% due 01/16/24	6,400,000	6,768,873

		93,942,227

Consumer, Cyclical - 8.3%

Air Canada Pass-Through Trust ‘AA’ (Canada) 3.750% due 06/15/29 ~	1,828,696	1,942,963
Alimentation Couche-Tard Inc (Canada) 2.700% due 07/26/22 ~	6,200,000	6,267,084
American Airlines Pass-Through Trust ‘A’
3.250% due 04/15/30	2,615,484	2,685,985
4.000% due 01/15/27	2,847,781	2,986,068
American Airlines Pass-Through Trust ‘AA’ 3.000% due 04/15/30	2,964,325	3,029,041
BMW Finance NV (Germany) 2.250% due 08/12/22 ~	8,800,000	8,839,968
BMW US Capital LLC (Germany) 3.450% due 04/12/23 ~	5,500,000	5,706,657

	Principal Amount	Value
Daimler Finance North America LLC (Germany)
2.000% due 07/06/21 ~	$1,400,000	$1,397,343
2.300% due 02/12/21 ~	6,160,000	6,172,213
2.331% (USD LIBOR + 0.430%) due 02/12/21 § ~	3,900,000	3,903,081
2.550% due 08/15/22 ~	10,500,000	10,577,557
2.850% due 01/06/22 ~	2,300,000	2,328,229
2.875% due 03/10/21 ~	1,300,000	1,311,394
3.350% due 05/04/21 ~	6,300,000	6,398,607
3.400% due 02/22/22 ~	4,400,000	4,508,032
3.700% due 05/04/23 ~	6,200,000	6,456,788
Delta Air Lines Inc
2.600% due 12/04/20	3,200,000	3,209,951
3.625% due 03/15/22	2,715,000	2,780,789
Delta Air Lines Pass-Through Trust ‘A’ 6.821% due 02/10/24	3,064,769	3,327,985
DR Horton Inc
2.550% due 12/01/20	2,200,000	2,210,052
4.000% due 02/15/20	3,200,000	3,207,237
5.750% due 08/15/23	4,500,000	4,973,987
FCE Bank PLC (United Kingdom) 0.097% (EUR LIBOR + 0.500%) due 08/26/20 § ~	EUR 2,000,000	2,240,578
Ford Motor Credit Co LLC
0.032% (EUR LIBOR + 0.430%) due 05/14/21 §	2,400,000	2,675,524
2.853% (USD LIBOR + 0.810%) due 04/05/21 §	$7,600,000	7,566,424
2.865% (USD LIBOR + 0.930%) due 09/24/20 §	4,600,000	4,607,063
3.021% due 03/06/24	EUR 4,900,000	5,819,706
3.145% (USD LIBOR + 1.235%) due 02/15/23 §	$5,000,000	4,919,488
3.157% due 08/04/20	6,000,000	6,024,390
3.336% due 03/18/21	6,200,000	6,246,891
5.584% due 03/18/24	9,200,000	9,957,787
General Motors Financial Co Inc
2.450% due 11/06/20	7,800,000	7,819,486
2.916% (USD LIBOR + 0.930%) due 04/13/20 §	9,600,000	9,615,529
3.008% (USD LIBOR + 1.100%) due 11/06/21 §	1,600,000	1,604,940
3.200% due 07/13/20	4,600,000	4,621,424
3.536% (USD LIBOR + 1.550%) due 01/14/22 §	1,100,000	1,111,421
3.550% due 07/08/22	8,800,000	9,059,349
Harley-Davidson Financial Services Inc 2.150% due 02/26/20 ~	700,000	700,022
Hasbro Inc 2.600% due 11/19/22	6,700,000	6,741,947
Latam Airlines Pass-Through Trust ‘A’ (Chile) 4.200% due 08/15/29	546,479	564,296
Marriott International Inc 2.125% due 10/03/22	7,800,000	7,815,919
McDonald’s Corp 2.366% (USD LIBOR + 0.430%) due 10/28/21 §	4,500,000	4,515,556
Newell Brands Inc 3.850% due 04/01/23	1,121,000	1,164,929
Nissan Motor Acceptance Corp
2.150% due 09/28/20 ~	1,300,000	1,297,548
2.550% due 03/08/21 ~	3,600,000	3,609,278
2.600% due 09/28/22 ~	600,000	600,726
2.650% due 07/13/22 ~	3,000,000	3,008,907
3.150% due 03/15/21 ~	1,300,000	1,312,822
3.875% due 09/21/23 ~	3,400,000	3,539,513
Panasonic Corp (Japan) 2.536% due 07/19/22 ~	3,500,000	3,530,821

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
QVC Inc 4.375% due 03/15/23	$3,600,000	$3,716,069
Toyota Industries Corp (Japan) 3.110% due 03/12/22 ~	7,400,000	7,535,030
Toyota Tsusho Corp (Japan) 3.625% due 09/13/23 ~	900,000	940,065
Volkswagen Group of America Finance LLC (Germany)
2.841% (USD LIBOR + 0.940%) due 11/12/21 § ~	5,900,000	5,953,159
3.875% due 11/13/20 ~	5,000,000	5,082,065
4.000% due 11/12/21 ~	10,000,000	10,343,058
4.250% due 11/13/23 ~	5,400,000	5,754,019
4.750% due 11/13/28 ~	5,900,000	6,647,447
Volkswagen International Finance NV (Germany) 1.151% (EUR LIBOR + 1.550%) due 11/16/24 § ~	EUR 2,300,000	2,651,474
Volkswagen Leasing GmbH (Germany) 1.000% due 02/16/23 ~	1,300,000	1,487,275
WestJet Airlines Ltd (Canada) 3.500% due 06/16/21 ~	$2,900,000	2,946,671
Wynn Las Vegas LLC 5.500% due 03/01/25 ~	8,400,000	9,019,416
ZF North America Capital Inc (Germany) 4.000% due 04/29/20 ~	700,000	703,367

		279,292,410

Consumer, Non-Cyclical - 7.3%

AbbVie Inc
2.600% due 11/21/24 ~	8,100,000	8,155,520
2.900% due 11/06/22	2,500,000	2,551,672
3.200% due 11/06/22	4,400,000	4,516,268
3.375% due 11/14/21	4,600,000	4,719,535
Adani Ports & Special Economic Zone Ltd (India) 3.375% due 07/24/24 ~	8,700,000	8,757,607
Allergan Funding SCS 3.450% due 03/15/22	3,000,000	3,068,582
Allergan Sales LLC 5.000% due 12/15/21 ~	3,800,000	3,974,515
Amgen Inc 3.625% due 05/15/22	3,900,000	4,030,997
Anthem Inc
2.375% due 01/15/25	3,400,000	3,405,511
3.700% due 08/15/21	900,000	920,862
Bacardi Ltd (Bermuda)
4.450% due 05/15/25 ~	6,700,000	7,224,114
4.500% due 01/15/21 ~	3,400,000	3,472,071
BAT Capital Corp (United Kingdom) 2.764% due 08/15/22	11,700,000	11,870,390
BAT International Finance PLC (United Kingdom) 3.500% due 06/15/22 ~	1,700,000	1,746,418
Bayer US Finance II LLC (Germany)
2.904% (USD LIBOR + 1.010%) due 12/15/23 § ~	700,000	704,628
3.875% due 12/15/23 ~	6,200,000	6,507,753
Bayer US Finance LLC (Germany) 3.000% due 10/08/21 ~	1,200,000	1,215,397
Bristol-Myers Squibb Co
2.250% due 08/15/21 ~	2,900,000	2,917,895
3.550% due 08/15/22 ~	2,007,000	2,085,607
Campbell Soup Co 3.300% due 03/15/21	1,500,000	1,522,331
Centene Corp 5.375% due 06/01/26 ~	600,000	637,860
Cigna Corp 2.550% (USD LIBOR + 0.650%) due 09/17/21 §	800,000	800,049

	Principal Amount	Value
Conagra Brands Inc
3.800% due 10/22/21	$6,440,000	$6,645,690
4.300% due 05/01/24	4,400,000	4,738,056
Constellation Brands Inc
2.650% due 11/07/22	5,000,000	5,070,619
4.250% due 05/01/23	5,500,000	5,845,996
CVS Health Corp
2.800% due 07/20/20	3,300,000	3,309,661
3.700% due 03/09/23	7,600,000	7,916,420
CVS Pass-Through Trust 6.943% due 01/10/30	192,743	225,704
Danone SA (France)
2.077% due 11/02/21 ~	7,200,000	7,207,341
2.589% due 11/02/23 ~	2,300,000	2,336,203
EMD Finance LLC (Germany) 2.950% due 03/19/22 ~	3,960,000	4,013,284
ERAC USA Finance LLC 2.700% due 11/01/23 ~	5,300,000	5,364,125
Fresenius Medical Care US Finance Inc (Germany) 5.750% due 02/15/21 ~	2,300,000	2,385,962
General Mills Inc
3.012% (USD LIBOR + 1.010%) due 10/17/23 §	1,000,000	1,015,876
3.700% due 10/17/23	1,500,000	1,580,484
HCA Inc 4.750% due 05/01/23	100,000	107,145
Imperial Brands Finance PLC (United Kingdom)
2.950% due 07/21/20 ~	1,300,000	1,303,787
3.125% due 07/26/24 ~	9,000,000	9,096,362
Japan Tobacco Inc (Japan) 2.000% due 04/13/21 ~	1,400,000	1,397,199
JT International Financial Services BV (Japan) 3.500% due 09/28/23 ~	4,100,000	4,255,068
Keurig Dr Pepper Inc
3.551% due 05/25/21	3,800,000	3,881,624
4.057% due 05/25/23	6,300,000	6,644,251
Merck & Co Inc 2.750% due 02/10/25	3,100,000	3,210,254
Mondelez International Holdings Netherlands BV 2.000% due 10/28/21 ~	3,164,000	3,164,294
Mylan Inc 4.200% due 11/29/23	1,500,000	1,588,226
Mylan NV
2.250% due 11/22/24 ~	EUR 6,100,000	7,297,935
3.150% due 06/15/21	$4,800,000	4,863,197
PayPal Holdings Inc 2.400% due 10/01/24	8,600,000	8,689,499
Pernod Ricard SA (France)
4.450% due 01/15/22 ~	4,900,000	5,125,770
5.750% due 04/07/21 ~	6,888,000	7,210,362
Reckitt Benckiser Treasury Services PLC (United Kingdom) 2.375% due 06/24/22 ~	4,400,000	4,432,042
RELX Capital Inc (United Kingdom) 3.500% due 03/16/23	1,400,000	1,455,707
Reynolds American Inc (United Kingdom) 4.000% due 06/12/22	1,100,000	1,144,845
Shire Acquisitions Investments Ireland DAC 2.875% due 09/23/23	1,900,000	1,935,950
Takeda Pharmaceutical Co Ltd (Japan) 4.400% due 11/26/23	5,900,000	6,335,175
Teva Pharmaceutical Finance Netherlands II BV (Israel) 3.250% due 04/15/22	EUR 6,100,000	6,938,847

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Tyson Foods Inc 2.345% (USD LIBOR + 0.450%) due 08/21/20 §	$1,100,000	$1,101,226
Zimmer Biomet Holdings Inc
2.700% due 04/01/20	9,800,000	9,806,666
3.150% due 04/01/22	4,100,000	4,185,673

		247,632,107

Energy - 2.4%

ANR Pipeline Co 9.625% due 11/01/21	2,300,000	2,588,573
Baker Hughes a GE Co LLC 2.773% due 12/15/22	3,600,000	3,672,227
BG Energy Capital PLC (United Kingdom) 4.000% due 10/15/21 ~	2,200,000	2,272,484
BP Capital Markets America Inc 2.520% due 09/19/22	2,000,000	2,026,012
El Paso Natural Gas Co LLC 8.625% due 01/15/22	4,500,000	5,056,771
Enbridge Inc (Canada)
2.594% (USD LIBOR + 0.700%) due 06/15/20 §	5,300,000	5,309,225
2.900% due 07/15/22	1,000,000	1,018,824
Energy Transfer Operating LP
4.150% due 10/01/20	3,090,000	3,123,138
4.250% due 03/15/23	2,700,000	2,820,519
7.500% due 10/15/20	3,900,000	4,053,582
Florida Gas Transmission Co LLC 5.450% due 07/15/20 ~	1,000,000	1,016,902
Kinder Morgan Energy Partners LP 6.850% due 02/15/20	3,100,000	3,115,735
MPLX LP
2.785% (USD LIBOR + 0.900%) due 09/09/21 §	2,700,000	2,708,540
3.500% due 12/01/22 ~	1,400,000	1,441,547
Occidental Petroleum Corp 2.900% due 08/15/24	7,000,000	7,115,644
Odebrecht Drilling Norbe VIII (Brazil)
6.350% due 12/01/21 * Y ~	557,363	556,198
7.350% due 12/01/26 Y ~	1,968,024	1,078,197
Odebrecht Oil & Gas Finance Ltd (Brazil) 3.024 % due 01/31/20 * Y ~	1,012,000	10,120
Petroleos Mexicanos (Mexico) 6.840% due 01/23/30 ~	6,700,000	7,156,203
Phillips 66 2.517% (USD LIBOR + 0.600%) due 02/26/21 §	1,200,000	1,200,080
Plains All American Pipeline LP 3.650% due 06/01/22	4,400,000	4,514,667
Rio Oil Finance Trust (Brazil)
9.250% due 07/06/24 ~	1,441,985	1,619,241
9.750% due 01/06/27 ~	4,843,743	5,739,884
Sabine Pass Liquefaction LLC 5.625% due 02/01/21	9,730,000	10,001,779
Woodside Finance Ltd (Australia) 4.600% due 05/10/21 ~	2,200,000	2,252,231

		81,468,323

Financial - 29.9%

AerCap Ireland Capital DAC (Ireland)
4.500% due 05/15/21	11,450,000	11,818,448
4.625% due 07/01/22	2,200,000	2,324,416
4.875% due 01/16/24	10,100,000	10,947,566
5.000% due 10/01/21	1,300,000	1,363,065
AIB Group PLC (Ireland) 4.750% due 10/12/23 ~	7,400,000	7,948,288
AIG Global Funding 3.350% due 06/25/21 ~	6,400,000	6,541,398
Air Lease Corp
3.500% due 01/15/22	3,700,000	3,802,146
4.250% due 02/01/24	2,800,000	3,003,523

	Principal Amount	Value
Aircastle Ltd 5.500% due 02/15/22	$1,710,000	$1,818,992
Ally Financial Inc 7.500% due 09/15/20	500,000	518,944
Ambac LSNI LLC (Cayman) 6.945% (USD LIBOR + 5.000%) due 02/12/23 § ~	6,054,242	6,145,013
American Express Co
3.375% due 05/17/21	6,200,000	6,318,692
3.400% due 02/27/23	8,300,000	8,618,151
3.700% due 08/03/23	6,200,000	6,518,058
American Tower Corp REIT
2.250% due 01/15/22	999,000	1,002,165
3.000% due 06/15/23	900,000	921,716
3.375% due 05/15/24	9,500,000	9,864,613
Assurant Inc 3.197% (USD LIBOR + 1.250%) due 03/26/21 §	1,367,000	1,367,168
AvalonBay Communities Inc REIT 3.500% due 11/15/24	500,000	528,252
Avolon Holdings Funding Ltd (Ireland) 3.950% due 07/01/24 ~	7,000,000	7,303,450
AXA Equitable Holdings Inc 3.900% due 04/20/23	3,000,000	3,143,788
Banco Bilbao Vizcaya Argentaria SA (Spain)
5.875% due 05/24/22 ~	EUR 600,000	721,354
6.750% due 02/18/20 ~	2,200,000	2,488,454
8.875% due 04/14/21 ~	5,800,000	7,145,548
Banco Espirito Santo SA (Portugal)
2.625% due 05/08/49 * Y ~	1,000,000	218,731
4.750% due 01/15/49 * Y ~	5,600,000	1,224,896
Bank of America Corp
2.559% (USD LIBOR + 0.650%) due 10/01/21 §	$8,500,000	8,525,139
2.682% (USD LIBOR + 0.790%) due 03/05/24 §	5,090,000	5,116,482
2.936% (USD LIBOR + 1.000%) due 04/24/23 §	4,900,000	4,956,274
3.300% due 01/11/23	3,839,000	3,970,397
4.100% due 07/24/23	2,300,000	2,454,588
Bank of Ireland (Ireland) 7.375% due 06/18/20 ~	EUR 7,000,000	8,111,876
Banque Federative du Credit Mutuel SA (France) 3.750% due 07/20/23 ~	$7,400,000	7,760,408
Barclays Bank PLC (United Kingdom)
7.625% due 11/21/22	400,000	449,786
10.179% due 06/12/21 ~	6,900,000	7,670,115
Barclays PLC (United Kingdom)
3.200% due 08/10/21	13,600,000	13,796,987
3.684% due 01/10/23	1,300,000	1,333,162
4.011% (USD LIBOR + 2.110%) due 08/10/21 §	9,800,000	10,034,614
4.610% due 02/15/23	4,200,000	4,387,075
7.750% due 09/15/23	1,400,000	1,530,501
8.000% due 12/15/20	EUR 7,225,000	8,661,452
BBVA Bancomer SA (Mexico) 6.500% due 03/10/21 ~	$361,000	377,003
BBVA USA 3.500% due 06/11/21	8,000,000	8,138,874
BNP Paribas SA (France) 3.500% due 03/01/23 ~	500,000	517,426
BOC Aviation Ltd (Singapore)
2.750% due 09/18/22 ~	800,000	803,347
2.952% (USD LIBOR + 1.050%) due 05/02/21 § ~	2,600,000	2,611,939
3.500% due 10/10/24 ~	4,700,000	4,856,999
Boston Properties LP REIT
2.900% due 03/15/30	3,500,000	3,493,510
3.850% due 02/01/23	5,200,000	5,448,889

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
BPCE SA (France) 4.000% due 09/12/23 ~	$4,850,000	$5,119,293
Brixmor Operating Partnership LP REIT 3.250% due 09/15/23	3,400,000	3,499,671
Cantor Fitzgerald LP 6.500% due 06/17/22 ~	8,200,000	8,869,853
Capital One Financial Corp
2.386% (USD LIBOR + 0.450%) due 10/30/20 §	10,900,000	10,923,293
2.400% due 10/30/20	900,000	902,863
CBL & Associates LP REIT 4.600% due 10/15/24	3,760,000	2,436,160
CIT Group Inc 4.125% due 03/09/21	1,914,000	1,953,582
Citibank NA
2.844% due 05/20/22	10,400,000	10,527,158
3.650% due 01/23/24	8,000,000	8,469,396
Citigroup Inc
2.350% due 08/02/21	4,000,000	4,024,698
2.650% due 10/26/20	1,900,000	1,910,530
2.700% due 10/27/22	200,000	203,287
2.750% due 04/25/22	9,400,000	9,546,401
2.900% (USD LIBOR + 0.960%) due 04/25/22 §	6,700,000	6,790,235
2.930% (USD LIBOR + 1.023%) due 06/01/24 §	4,600,000	4,656,103
3.337% (USD LIBOR + 1.430%) due 09/01/23 §	600,000	613,016
Cooperatieve Rabobank UA (Netherlands)
3.125% due 04/26/21	7,500,000	7,618,307
5.500% due 06/29/20 ~	EUR 3,200,000	3,679,176
6.625% due 06/29/21 ~	6,600,000	8,052,852
CPI Property Group SA (Czech Republic) 4.750% due 03/08/23 ~	$6,000,000	6,320,454
Credit Agricole SA (France) 3.750% due 04/24/23 ~	6,200,000	6,485,579
Credit Suisse AG (Switzerland) 6.500% due 08/08/23 ~	3,200,000	3,575,757
Credit Suisse Group AG (Switzerland) 3.127% (USD LIBOR + 1.240%) due 06/12/24 § ~	6,200,000	6,277,400
Credit Suisse Group Funding Guernsey Ltd (Switzerland)
3.450% due 04/16/21	2,350,000	2,390,335
3.800% due 09/15/22	11,000,000	11,450,356
3.800% due 06/09/23	5,200,000	5,443,974
4.293% (USD LIBOR + 2.290%) due 04/16/21 §	5,500,000	5,639,623
Crown Castle International Corp REIT
2.250% due 09/01/21	2,600,000	2,607,509
3.700% due 06/15/26	2,277,000	2,406,613
4.875% due 04/15/22	2,376,000	2,516,828
Deutsche Bank AG (Germany)
2.700% due 07/13/20	7,800,000	7,806,224
2.971% (USD LIBOR + 0.970%) due 07/13/20 §	5,100,000	5,104,793
3.094% (USD LIBOR + 1.190%) due 11/16/22 §	5,800,000	5,754,415
3.150% due 01/22/21	6,400,000	6,429,517
3.950% due 02/27/23	9,200,000	9,435,340
3.961% due 11/26/25	18,400,000	18,804,630
Dexia Credit Local SA (France) 2.375% due 09/20/22 ~	6,700,000	6,788,090
Digital Realty Trust LP REIT
3.600% due 07/01/29	8,500,000	8,846,197
4.450% due 07/15/28	4,600,000	5,092,022
EPR Properties REIT 4.500% due 04/01/25	2,200,000	2,336,608
Equinix Inc REIT 2.875% due 03/15/24	EUR 4,000,000	4,639,239

	Principal Amount	Value
Essex Portfolio LP REIT 3.375% due 04/15/26	$5,200,000	$5,404,971
GE Capital International Funding Co Unlimited Co 2.342% due 11/15/20	4,000,000	4,003,857
GE Capital UK Funding Unlimited Co 5.875% due 11/04/20	GBP 1,400,000	1,924,942
GLP Capital LP REIT 4.000% due 01/15/30	$1,800,000	1,841,440
HSBC Holdings PLC (United Kingdom)
3.400% due 03/08/21	12,300,000	12,495,355
4.125% (USD LIBOR + 2.240%) due 03/08/21 §	9,700,000	9,916,145
ING Bank NV (Netherlands) 2.625% due 12/05/22 ~	1,500,000	1,531,101
ING Groep NV (Netherlands)
2.909% (USD LIBOR + 1.000%) due 10/02/23 §	500,000	504,841
3.150% due 03/29/22	1,000,000	1,022,597
Intesa Sanpaolo SPA (Italy) 3.250% due 09/23/24 ~	8,000,000	8,044,292
Jackson National Life Global Funding
2.368% (USD LIBOR + 0.480%) due 06/11/21 § ~	4,300,000	4,317,056
2.375% due 09/15/22 ~	8,500,000	8,577,415
JPMorgan Chase & Co
2.400% due 06/07/21	9,400,000	9,462,213
2.509% (USD LIBOR + 0.610%) due 06/18/22 §	7,100,000	7,129,515
3.514% due 06/18/22	7,500,000	7,662,114
3.797% due 07/23/24	1,500,000	1,580,967
JPMorgan Chase Bank NA 3.086% due 04/26/21	17,200,000	17,259,198
KEB Hana Bank (South Korea) 3.375% due 01/30/22 ~	6,100,000	6,242,038
Life Storage LP REIT 3.875% due 12/15/27	2,600,000	2,741,712
Lloyds Bank PLC (United Kingdom)
2.250% due 08/14/22	10,600,000	10,651,144
3.300% due 05/07/21	5,800,000	5,894,551
5.125% due 03/07/25 ~	GBP 2,000,000	3,153,854
Lloyds Banking Group PLC (United Kingdom)
2.728% (USD LIBOR + 0.800%) due 06/21/21 §	$7,400,000	7,442,519
4.450% due 05/08/25	4,500,000	4,915,008
Logicor Financing Sarl (Luxembourg) 1.500% due 11/14/22 ~	EUR 6,000,000	6,946,677
Manulife Financial Corp (Canada) 4.150% due 03/04/26	$2,000,000	2,201,155
Mid-America Apartments LP REIT 4.200% due 06/15/28	3,000,000	3,310,347
Mitsubishi UFJ Financial Group Inc (Japan)
2.623% due 07/18/22	8,600,000	8,716,477
3.455% due 03/02/23	10,500,000	10,891,628
Mitsubishi UFJ Lease & Finance Co Ltd (Japan) 3.406% due 02/28/22 ~	1,800,000	1,840,111
Mizuho Financial Group Inc (Japan) 2.555% due 09/13/25	8,600,000	8,600,293
Morgan Stanley
3.124% (USD LIBOR + 1.220%) due 05/08/24 §	5,000,000	5,091,824
3.750% due 02/25/23	3,000,000	3,142,737
MPT Operating Partnership LP REIT 3.692% due 06/05/28	GBP 1,300,000	1,771,450
National Retail Properties Inc REIT 3.500% due 10/15/27	$5,600,000	5,851,032
Nationwide Building Society (United Kingdom) 3.622% due 04/26/23 ~	1,600,000	1,645,845

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Navient Corp 8.000% due 03/25/20	$100,000	$101,204
New York Life Global Funding 2.900% due 01/17/24 ~	600,000	619,012
Omega Healthcare Investors Inc REIT
4.375% due 08/01/23	2,200,000	2,334,000
4.750% due 01/15/28	590,000	642,409
Oversea-Chinese Banking Corp Ltd (Singapore) 2.354% (USD LIBOR + 0.450%) due 05/17/21 § ~	5,000,000	5,009,590
Park Aerospace Holdings Ltd (Ireland) 5.250% due 08/15/22 ~	10,750,000	11,483,279
PNC Bank NA 2.403% (USD LIBOR + 0.450%) due 07/22/22 §	3,500,000	3,507,088
Protective Life Global Funding 3.104% due 04/15/24 ~	8,800,000	9,077,415
Public Storage REIT
2.370% due 09/15/22	7,200,000	7,278,836
3.094% due 09/15/27	4,300,000	4,483,078
Realty Income Corp REIT 3.250% due 10/15/22	3,000,000	3,097,594
Regency Centers LP REIT 4.125% due 03/15/28	3,500,000	3,795,687
Royal Bank of Canada (Canada) 2.300% due 03/22/21	7,700,000	7,742,636
Royal Bank of Scotland Group PLC (United Kingdom)
4.269% due 03/22/25	4,600,000	4,886,151
7.500% due 08/10/20	2,797,000	2,863,163
8.625% due 08/15/21	6,600,000	7,148,295
Santander UK Group Holdings PLC (United Kingdom) 2.875% due 08/05/21	8,200,000	8,286,248
Santander UK PLC (United Kingdom) 3.400% due 06/01/21	6,400,000	6,533,320
Service Properties Trust REIT
4.250% due 02/15/21	2,500,000	2,536,064
4.950% due 10/01/29	8,400,000	8,537,117
Simon Property Group LP REIT
2.500% due 09/01/20	6,400,000	6,416,079
2.750% due 06/01/23	5,000,000	5,111,183
Skandinaviska Enskilda Banken AB (Sweden)
2.334% (USD LIBOR + 0.430%) due 05/17/21 § ~	6,200,000	6,216,244
3.250% due 05/17/21 ~	6,300,000	6,406,703
SL Green Realty Corp REIT 4.500% due 12/01/22	2,400,000	2,529,836
Societe Generale SA (France) 4.250% due 09/14/23 ~	7,700,000	8,178,000
Spirit Realty LP REIT 3.200% due 01/15/27	8,100,000	8,111,458
Springleaf Finance Corp 8.250% due 12/15/20	4,000,000	4,206,000
Stadshypotek AB (Sweden) 2.500% due 04/05/22 ~	6,200,000	6,280,759
Standard Chartered PLC (United Kingdom) 2.744% due 09/10/22 ~	8,800,000	8,861,498
State Bank of India (India) 4.000% due 01/24/22 ~	5,900,000	6,059,656
STORE Capital Corp REIT 4.500% due 03/15/28	7,600,000	8,313,229
Sumitomo Mitsui Financial Group Inc (Japan)
2.442% due 10/19/21	2,200,000	2,220,050
2.696% due 07/16/24	8,400,000	8,518,669
Svenska Handelsbanken AB (Sweden) 3.350% due 05/24/21	4,600,000	4,690,893

	Principal Amount	Value
Synchrony Bank 3.650% due 05/24/21	$8,300,000	$8,475,062
Synchrony Financial 5.150% due 03/19/29	4,700,000	5,345,615
Tesco Property Finance PLC (United Kingdom)
5.661% due 10/13/41 ~	GBP 98,128	169,397
5.801% due 10/13/40 ~	194,922	339,186
The Charles Schwab Corp 2.650% due 01/25/23	$8,100,000	8,258,630
The Goldman Sachs Group Inc
2.707% (USD LIBOR + 0.780%) due 10/31/22 §	9,800,000	9,869,739
3.080% (USD LIBOR + 1.170%) due 05/15/26 §	5,400,000	5,459,912
3.094% (USD LIBOR + 1.200%) due 09/15/20 §	8,400,000	8,454,737
3.200% due 02/23/23	5,700,000	5,861,286
The Toronto-Dominion Bank (Canada)
2.250% due 03/15/21 ~	7,700,000	7,735,322
3.350% due 10/22/21 ~	3,200,000	3,284,873
UBS Group AG (Switzerland)
2.650% due 02/01/22 ~	1,100,000	1,111,207
4.125% due 04/15/26 ~	7,100,000	7,720,302
3.000% due 04/15/21 ~	12,600,000	12,768,517
UniCredit SPA (Italy) 7.830% due 12/04/23 ~	11,800,000	13,768,739
Washington Prime Group LP REIT
3.850% due 04/01/20	3,400,000	3,410,853
6.450% due 08/15/24	6,280,000	5,806,394
Wells Fargo & Co
3.550% due 09/29/25	9,200,000	9,742,500
3.750% due 01/24/24	300,000	317,051
5.664% (USD LIBOR + 3.770%) due 03/15/20 §	8,978,000	9,101,447
Wells Fargo Bank NA
2.082% due 09/09/22	8,600,000	8,614,938
3.550% due 08/14/23	4,900,000	5,136,966
Westpac Banking Corp (Australia) 2.100% due 02/25/21 ~	6,200,000	6,222,995

		1,007,357,587

Industrial - 3.5%

AP Moller - Maersk AS ‘B’ (Denmark) 4.500% due 06/20/29 ~	8,600,000	9,177,022
Arrow Electronics Inc
3.250% due 09/08/24	6,700,000	6,888,144
3.500% due 04/01/22	4,600,000	4,709,894
Aviation Capital Group LLC
2.875% due 01/20/22 ~	7,300,000	7,351,936
4.125% due 08/01/25 ~	6,620,000	6,920,758
Central Japan Railway Co (Japan) 2.800% due 02/23/22 ~	2,200,000	2,228,072
CNH Industrial Capital LLC 4.875% due 04/01/21	3,500,000	3,623,900
Fortive Corp 2.350% due 06/15/21	2,000,000	2,008,556
Fortune Brands Home & Security Inc 3.250% due 09/15/29	8,200,000	8,298,429
General Electric Co
0.000% (EUR LIBOR + 0.300%) due 05/28/20 §	EUR 3,100,000	3,475,343
4.625% due 01/07/21	$700,000	715,750
4.650% due 10/17/21	1,000,000	1,042,587
5.550% due 05/04/20	1,100,000	1,111,881
Huntington Ingalls Industries Inc 5.000% due 11/15/25 ~	4,600,000	4,820,409
John Deere Capital Corp 2.435% (USD LIBOR + 0.550%) due 06/07/23 §	100,000	100,393

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Kansas City Southern 3.125% due 06/01/26	$9,800,000	$10,003,899
Komatsu Finance America Inc 2.437% due 09/11/22 ~	5,660,000	5,684,413
NTT Finance Corp (Japan) 1.900% due 07/21/21 ~	800,000	798,020
Penske Truck Leasing Co LP
3.200% due 07/15/20 ~	500,000	502,184
3.375% due 02/01/22 ~	2,000,000	2,042,395
4.875% due 07/11/22 ~	3,000,000	3,190,463
Platin 1426 GmbH (Germany) 6.875% due 06/15/23 ~	EUR 3,200,000	3,683,663
Rockwell Collins Inc
2.800% due 03/15/22	$6,500,000	6,613,732
3.100% due 11/15/21	3,150,000	3,204,125
Rolls-Royce PLC (United Kingdom) 2.375% due 10/14/20 ~	1,200,000	1,204,677
SMBC Aviation Capital Finance DAC (Ireland)
3.000% due 07/15/22 ~	3,800,000	3,867,222
4.125% due 07/15/23 ~	1,800,000	1,893,957
Spirit AeroSystems Inc
2.694% (USD LIBOR + 0.800%) due 06/15/21 §	1,500,000	1,496,698
3.950% due 06/15/23	5,000,000	5,154,751
Textron Inc 2.451% (USD LIBOR + 0.550%) due 11/10/20 §	7,000,000	7,000,297

		118,813,570

Technology - 2.5%

Broadcom Corp
2.200% due 01/15/21	5,000,000	5,004,153
2.650% due 01/15/23	2,400,000	2,413,847
3.000% due 01/15/22	3,200,000	3,247,085
3.625% due 01/15/24	3,300,000	3,419,735
3.875% due 01/15/27	3,300,000	3,427,223
Broadcom Inc
3.125% due 04/15/21 ~	8,900,000	9,008,411
3.125% due 10/15/22 ~	1,800,000	1,833,461
Dell International LLC
4.420% due 06/15/21 ~	6,325,000	6,509,234
5.450% due 06/15/23 ~	11,000,000	11,931,309
EMC Corp 2.650% due 06/01/20	600,000	600,858
Micron Technology Inc 4.975% due 02/06/26	4,000,000	4,440,457
NetApp Inc 3.250% due 12/15/22	2,400,000	2,470,155
NXP BV (Netherlands) 4.125% due 06/01/21 ~	5,700,000	5,844,837
4.625% due 06/15/22 ~	1,100,000	1,159,560
4.625% due 06/01/23 ~	6,000,000	6,415,345
4.875% due 03/01/24 ~	5,900,000	6,435,969
VMware Inc 2.300% due 08/21/20	3,300,000	3,304,991
2.950% due 08/21/22	6,200,000	6,320,000

		83,786,630

Utilities - 2.5%

American Transmission Systems Inc 5.250% due 01/15/22 ~	1,900,000	2,010,859
DTE Electric Co 4.050% due 05/15/48	100,000	115,890
Duke Energy Corp 2.409% (USD LIBOR + 0.500%) due 05/14/21 § ~	6,200,000	6,224,267
Edison International 3.125% due 11/15/22	6,700,000	6,805,994
Enel Finance International NV (Italy) 4.250% due 09/14/23 ~	6,150,000	6,511,510

	Principal Amount	Value
Engie SA (France) 2.875% due 10/10/22 ~	$4,600,000	$4,669,472
Entergy Corp 4.000% due 07/15/22	1,900,000	1,983,119
Evergy Inc 2.450% due 09/15/24	8,800,000	8,854,120
National Rural Utilities Cooperative Finance Corp 2.300% due 09/15/22	4,800,000	4,842,292
NextEra Energy Capital Holdings Inc
2.630% (USD LIBOR + 0.720%) due 02/25/22 §	6,200,000	6,253,802
2.800% due 01/15/23	6,500,000	6,644,705
2.900% due 04/01/22	5,000,000	5,102,443
3.200% due 02/25/22	6,300,000	6,461,166
Oncor Electric Delivery Co LLC 7.000% due 09/01/22	2,400,000	2,681,514
PECO Energy Co 1.700% due 09/15/21	3,600,000	3,595,415
Public Service Enterprise Group Inc 2.000% due 11/15/21	1,900,000	1,898,877
SGSP Australia Assets Pty Ltd (Australia) 3.300% due 04/09/23 ~	1,200,000	1,232,795
Southwestern Electric Power Co 3.550% due 02/15/22	1,500,000	1,535,319
The Southern Co 3.250% due 07/01/26	5,700,000	5,936,662

		83,360,221

Total Corporate Bonds & Notes (Cost $1,967,932,849)		2,009,743,030

SENIOR LOAN NOTES - 0.1%

Communications - 0.0%

Entercom Media Corp 4.305% (LIBOR + 2.500%) due 11/18/24 §	861,321	869,934

Industrial - 0.1%

NCI Building Systems Inc 5.486% (USD LIBOR + 3.750%) due 04/12/25 §	3,940,000	3,938,326

Total Senior Loan Notes (Cost $4,791,011)		4,808,260

MORTGAGE-BACKED SECURITIES - 54.3%

Collateralized Mortgage Obligations - Commercial - 1.9%

Ashford Hospitality Trust 2.740% (USD LIBOR + 1.000%) due 05/15/35 § ~	7,400,000	7,401,561
Capmark Mortgage Securities Inc (IO) 1.113% due 05/15/35 §	134,574	2,554
CFCRE Commercial Mortgage Trust 3.060% due 11/10/49	5,613,000	5,750,335
Citigroup Commercial Mortgage Trust 2.984% due 11/15/49	8,000,000	8,198,702
DBGS Mortgage Trust 3.843% due 04/10/37 ~	8,700,000	9,332,165
Freddie Mac Multifamily Structured Pass-Through Certificates (IO) 1.241% due 08/25/22 §	20,281,290	565,375
GS Mortgage Securities Trust 3.602% due 10/10/49 § ~	7,000,000	7,039,117

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust
2.740% (USD LIBOR + 1.000%) due 06/15/32 § ~	$6,649,423	$6,655,094
3.190% (USD LIBOR + 1.450%) due 12/15/31 § ~	10,300,000	10,300,725
Morgan Stanley Bank of America Merrill Lynch Trust 3.150% due 03/15/48	7,000,000	7,163,920

		62,409,548

Collateralized Mortgage Obligations - Residential - 6.5%

Alternative Loan Trust
1.962% (USD LIBOR + 0.170%) due 07/25/46 §	773,757	793,271
2.412% (USD LIBOR + 0.620%) due 10/25/35 §	65,124	54,221
Alternative Loan Trust (IO) 3.208% (5.000% - USD LIBOR) due 05/25/35 §	1,498,354	142,512
Banc of America Funding Trust
1.918% due 08/25/47 § ~	5,148,559	4,736,444
4.446% due 02/20/36 §	710,010	710,661
Banc of America Mortgage Trust 6.000% due 05/25/37	2,969,818	2,695,087
BCAP LLC Trust
4.847% due 03/26/37 § ~	367,775	370,301
5.250% due 02/26/36 § ~	1,521,782	1,091,014
Bear Stearns Adjustable Rate Mortgage Trust 4.387% due 08/25/33 §	828,805	827,260
Bear Stearns ALT-A Trust 3.618% due 01/25/36 §	1,906,327	1,975,510
Bear Stearns Structured Products Inc Trust
3.649% due 12/26/46 §	662,758	596,358
4.001% due 01/26/36 §	783,936	712,096
CHL Mortgage Pass-Through Trust
2.432% (USD LIBOR + 0.640%) due 03/25/35 §	640,425	627,204
3.751% due 05/20/34 §	481,955	484,649
3.878% due 08/25/34 §	54,916	53,028
6.500% due 10/25/37	1,211,084	994,240
Citigroup Mortgage Loan Trust
4.441% due 08/25/36 §	1,029,862	979,081
4.521% due 08/25/35 §	208,658	187,021
Credit Suisse First Boston Mortgage Securities Corp 2.668% due 03/25/32 § ~	156,060	152,923
DSLA Mortgage Loan Trust 4.376% due 07/19/44 §	553,143	561,966
Fannie Mae
1.711% (USD LIBOR + 0.060%) due 07/25/37 §	122,629	120,602
2.145% (USD LIBOR + 0.400%) due 04/18/28 §	44,330	44,438
2.195% (USD LIBOR + 0.450%) due 10/18/30 §	294	294
5.000% due 03/25/21	2,847	2,864
5.777% due 10/25/42 §	499,698	557,822
Fannie Mae (IO) 4.908% (6.700% - USD LIBOR) due 10/25/35 §	3,098	546
First Horizon Alternative Mortgage Securities Trust
3.833% due 03/25/35 §	602,584	482,898
3.840% due 06/25/34 §	2,390,574	2,416,997

	Principal Amount	Value
Freddie Mac
2.090% (USD LIBOR + 0.350%) due 12/15/29 §	$8,706	$8,676
2.140% (USD LIBOR + 0.400%) due 06/15/41 §	4,595,374	4,588,293
7.000% due 09/15/21	1,764	1,778
7.500% due 01/15/23 - 09/20/26	229,694	247,255
Freddie Mac Structured Pass-Through Certificates
3.440% (US FED + 1.200%) due 10/25/44 §	963,604	977,769
3.640% (US FED + 1.400%) due 07/25/44 §	4,782,209	4,871,398
Government National Mortgage Association
2.144% (USD LIBOR + 0.370%) due 10/20/66 §	378,450	378,146
2.274% (USD LIBOR + 0.500%) due 04/20/64 §	4,346,193	4,342,515
2.324% (USD LIBOR + 0.550%) due 05/20/65 §	1,568,215	1,563,864
2.374% (USD LIBOR + 0.600%) due 07/20/65 - 08/20/65 §	10,077,188	10,066,704
2.424% (USD LIBOR + 0.650%) due 07/20/63 §	1,929,972	1,930,963
2.524% (USD LIBOR + 0.750%) due 01/20/66 §	6,913,821	6,944,378
3.629% (USD LIBOR + 0.750%) due 04/20/67 §	8,120,186	8,225,940
Great Hall Mortgages No 1 PLC (United Kingdom) 2.029% (USD LIBOR + 0.130%) due 06/18/39 § ~	4,242,007	4,137,034
GreenPoint Mortgage Funding Trust 2.332% (USD LIBOR + 0.540%) due 11/25/45 §	45,296	40,222
HarborView Mortgage Loan Trust 1.952% (USD LIBOR + 0.160%) due 05/25/38 §	1,364,150	1,193,843
Hawksmoor Mortgages (United Kingdom) 1.761% (SONIA + 1.050%) due 05/25/53 § ~	GBP 32,104,340	42,682,576
Impac CMB Trust 2.332% (USD LIBOR + 0.540%) due 05/25/35 §	$58,884	58,784
Impac Secured Assets Trust 1.962% (USD LIBOR + 0.170%) due 01/25/37 §	870	874
IndyMac ARM Trust 3.642% due 01/25/32 §	8,635	8,663
JP Morgan Alternative Loan Trust
1.972% (USD LIBOR + 0.180%) due 05/25/36 §	3,278,902	3,150,253
6.000% due 12/27/36 ~	1,333,318	1,087,619
JP Morgan Mortgage Trust 2.092% (USD LIBOR + 0.300%) due 10/25/35 §	1,957,088	1,635,649
Lehman Mortgage Trust 5.750% due 02/25/37	7,761,647	6,927,590
MASTR Adjustable Rate Mortgages Trust 4.606% due 04/21/34 §	16,663	17,064
MASTR Alternative Loan Trust 2.192% (USD LIBOR + 0.400%) due 03/25/36 §	697,015	106,969
Merrill Lynch Mortgage Investors Trust 4.310% due 06/25/35 §	34,123	34,549
PHH Alternative Mortgage Trust 1.952% (USD LIBOR + 0.160%) due 02/25/37 §	12,063,119	9,941,881
Provident Funding Mortgage Loan Trust 4.792% due 04/25/34 §	2,145	2,158

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
RBSSP Resecuritization Trust 6.250% due 12/26/36 § ~	$670,558	$385,940
Reperforming Loan REMIC Trust 2.132% (USD LIBOR + 0.340%) due 06/25/35 § ~	1,767,560	1,711,586
Residential Asset Securitization Trust (IO) 3.158% (4.950% - USD LIBOR) due 11/25/35 §	2,555,745	386,551
Residential Mortgage Securities PLC (United Kingdom) 1.948% (GBP LIBOR + 1.150%) due 06/15/46 § ~	GBP 738,125	980,224
Resloc UK PLC (United Kingdom) 0.179% (EUR LIBOR + 0.160%) due 12/15/43 § ~	EUR 2,641,874	2,839,129
RFMSI Trust 4.337% due 09/25/35 §	$554,890	459,763
Sequoia Mortgage Trust 2.115% (USD LIBOR + 0.350%) due 07/20/33 §	537,900	530,727
Structured Adjustable Rate Mortgage Loan Trust 3.842% due 01/25/35 §	205,340	207,421
Structured Asset Mortgage Investments II Trust
2.002% (USD LIBOR + 0.210%) due 05/25/36 §	922,482	879,835
2.014% (USD LIBOR + 0.250%) due 07/19/35 §	153,535	152,238
2.022% (USD LIBOR + 0.230%) due 02/25/36 §	1,324,201	1,226,542
2.072% (USD LIBOR + 0.280%) due 02/25/36 §	859,582	831,834
Structured Asset Mortgage Investments Trust 2.424% (USD LIBOR + 0.660%) due 09/19/32 §	38,968	38,634
Structured Asset Securities Corp Trust 5.750% due 04/25/35	3,502,407	3,099,051
Suntrust Alternative Loan Trust (IO) 3.308% (5.100% - USD LIBOR) due 12/25/35 §	4,888,418	500,015
Towd Point Mortgage Funding (United Kingdom) 0.009% (SONIA + 0.900%) due 07/20/45 § ~	GBP 29,400,000	38,851,640
Towd Point Mortgage Funding PLC (United Kingdom) 1.611% due 10/20/51	18,667,471	24,828,482
WaMu Mortgage Pass-Through Certificates Trust
2.062% (USD LIBOR + 0.270%) due 12/25/45 §	$38,249	38,113
2.082% (USD LIBOR + 0.290%) due 10/25/45 §	43,109	42,552
Washington Mutual Mortgage Pass-Through Certificates Trust (IO)
3.058% (4.850% - USD LIBOR) due 11/25/35 §	11,759,350	1,441,147
3.158% (4.950% - USD LIBOR) due 11/25/35 §	3,172,742	503,551
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
3.070% (US FED + 0.830%) due 11/25/46 §	1,433,654	1,350,764
6.000% due 07/25/36	2,080,166	1,983,043
Washington Mutual MSC Mortgage Pass-Through Certificates Trust 4.201% due 02/25/33 §	29,143	29,748

		220,843,245

	Principal Amount	Value
Fannie Mae - 21.6%

2.310% due 08/01/22	$1,192,166	$1,202,846
2.405% (US FED + 1.250%) due 03/01/33 §	191,183	191,444
2.870% due 09/01/27	4,800,000	4,970,308
3.000% due 04/01/27 - 01/01/50	15,256,819	15,599,911
3.000% due 02/01/50	181,200,000	183,549,461
3.321% (US FED + 1.250%) due 05/01/36 §	19,260	19,784
3.330% due 11/01/21	337,794	344,007
3.482% (USD LIBOR + 1.357%) due 12/01/34 §	956,197	989,382
3.500% due 02/01/35 - 03/01/50	32,602,332	33,865,363
3.500% due 01/01/50	67,962,000	69,880,475
3.500% due 02/01/50	242,962,000	249,763,546
3.527% (US FED + 1.200%) due 08/01/42 - 10/01/44 §	795,419	802,097
3.543% (USD LIBOR + 1.418%) due 12/01/34 §	2,831	2,966
3.632% (USD LIBOR + 1.632%) due 11/01/34 §	6,103	6,389
3.668% (USD LIBOR + 1.373%) due 09/01/35 §	101,128	103,420
3.855% (USD LIBOR + 1.339%) due 08/01/35 §	248,023	257,081
3.865% (USD LIBOR + 1.550%) due 09/01/33 §	18,223	18,828
3.876% (USD LIBOR + 1.376%) due 07/01/33 §	20,448	21,390
3.896% (US FED + 1.250%) due 05/01/36 §	14,903	15,603
3.913% (USD LIBOR + 1.413%) due 07/01/33 §	9,590	9,808
3.937% (US FED + 1.250%) due 05/01/36 §	630,194	654,659
4.000% due 03/01/24 - 03/01/50	48,139,826	50,235,182
4.000% due 02/01/50	74,500,000	77,506,728
4.070% (USD LIBOR + 1.324%) due 07/01/35 §	572,346	593,261
4.073% (USD LIBOR + 1.538%) due 01/01/36 §	44,709	46,519
4.090% (USD LIBOR + 1.840%) due 09/01/35 §	22,728	23,758
4.105% (USD LIBOR + 1.605%) due 08/01/36 §	164,296	170,092
4.158% (UST + 2.190%) due 12/01/22 §	1,870	1,903
4.250% (USD LIBOR + 2.250%) due 06/01/34 §	4,298	4,518
4.345% (UST + 1.695%) due 02/01/33 §	173,292	179,249
4.352% (USD LIBOR + 1.455%) due 04/01/35 §	373,489	388,069
4.434% (UST + 2.144%) due 01/01/23 §	14,254	14,374
4.500% due 06/01/23 - 11/01/48	7,495,564	7,950,069
4.537% (UST + 2.360%) due 11/01/34 §	1,656,264	1,759,419
4.555% (UST + 2.055%) due 04/01/34 §	50,962	51,189
4.595% (UST + 2.095%) due 04/01/27 §	4,976	4,989
4.603% (UST + 1.912%) due 03/01/34 §	9,275	9,808
4.675% (UST + 1.925%) due 02/01/33 §	4,546	4,679
4.699% (USD LIBOR + 1.699%) due 03/01/33 §	5,642	5,870
4.703% (UST + 2.025%) due 01/01/34 §	6,886	7,231
5.000% due 05/01/25 - 02/01/44	3,944,938	4,269,123

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
5.094% (US FED + 1.721%) due 09/01/34 §	$77,566	$82,392
5.500% due 07/01/20 - 01/01/50	13,147,153	14,052,635
6.000% due 11/01/34 - 01/01/50	6,171,791	6,882,918
6.500% due 11/01/21 - 09/01/37	736,478	823,844
7.500% due 01/01/33	16,448	19,133
8.000% due 05/01/30	3,328	3,392
8.500% due 07/01/32	811	819

		727,359,931

Federal Housing Authority - 0.0%

6.896% due 07/01/20	4,926	4,941
7.430% due 10/01/20	1,506	1,513

		6,454

Freddie Mac - 0.7%

3.759% (USD LIBOR + 1.345%) due 09/01/35 §	150,838	156,223
4.000% due 12/01/47 - 01/01/49	16,744,785	17,479,051
4.174% (UST + 2.137%) due 01/01/28 §	5,323	5,457
4.625% (UST + 2.250%) due 07/01/32 §	7,996	8,299
4.750% (UST + 2.250%) due 05/01/32 §	2,762	2,829
4.874% (UST + 2.249%) due 03/01/32 §	27,320	28,706
4.907% (UST + 2.249%) due 03/01/32 §	22,498	23,376
4.926% (UST + 2.237%) due 05/01/23 §	888	901
5.500% due 03/01/23 - 05/01/40	4,412,765	4,938,191
6.000% due 03/01/21 - 10/01/22	103,393	113,853
7.000% due 10/01/37	23,176	26,217

		22,783,103

Government National Mortgage Association - 23.6%

3.000% due 02/01/50	29,900,000	30,666,277
3.250% (UST + 1.500%) due 07/20/23 - 09/20/32 §	258,961	266,052
3.500% due 01/01/50	52,500,000	54,102,013
3.500% due 02/01/50	69,000,000	71,137,846
3.750% (UST + 2.000%) due 08/20/20 - 07/20/24 §	31,659	31,862
3.875% (UST + 1.500%) due 05/20/22 - 06/20/32 §	538,598	550,354
4.000% (UST + 1.500%) due 01/20/23 - 03/20/33 §	385,916	395,104
4.000% due 03/15/44 - 01/01/50	39,800,438	41,496,970
4.000% due 01/01/50	236,700,000	244,997,616
4.000% due 02/01/50	102,000,000	105,668,089
4.125% (UST + 1.500%) due 10/20/23 - 12/20/32 §	341,379	348,408
4.500% (UST + 2.000%) due 03/20/29 §	26,557	26,660
4.500% due 06/20/48 - 01/20/49	24,388,785	25,635,513
4.500% due 06/20/49	46,169,618	48,418,184
4.500% due 02/01/50	38,900,000	40,749,469
4.625% (UST + 2.000%) due 11/20/24 §	41,003	41,199
5.000% due 05/15/33 - 01/01/50	35,475,170	37,692,054
5.000% due 01/01/50	89,675,000	94,527,425
6.000% due 06/15/38 - 09/15/38	11,426	12,829
7.500% due 07/15/31 - 12/15/31	24,183	28,560
8.000% due 12/15/29 - 08/15/32	186,239	202,992
8.500% due 08/15/22 - 12/15/30	226,645	232,576
9.000% due 04/15/20	7	7
10.000% due 07/15/22 - 02/15/25	32	32

		797,228,091

Total Mortgage-Backed Securities (Cost $1,816,630,318)		1,830,630,372

	Principal Amount	Value

ASSET-BACKED SECURITIES - 8.8%

ABFC Trust 2.617% (USD LIBOR + 0.825%) due 07/25/35 §	$5,600,000	$5,444,289
Ally Auto Receivables Trust 2.720% due 05/17/21	569,102	569,200
Ares XXIX CLO Ltd (Cayman) 3.192% (USD LIBOR + 1.190%) due 04/17/26 § ~	2,198,035	2,199,740
Argent Securities Inc Asset-Backed Pass-Through Certificates 2.172% (USD LIBOR + 0.380%) due 02/25/36 §	2,185,480	1,822,847
Bear Stearns Asset-Backed Securities I Trust 1.902% (USD LIBOR + 0.110%) due 04/25/31 §	270,741	433,918
Bear Stearns Asset-Backed Securities Trust 3.892% (USD LIBOR + 2.100%) due 03/25/35 §	1,111,721	1,115,257
Catamaran CLO Ltd (Cayman) 3.403% (USD LIBOR + 1.400%) due 10/18/26 § ~	3,405,315	3,406,559
Cent CLO 24 Ltd (Cayman) 3.071% (USD LIBOR + 1.070%) due 10/15/26 § ~	6,200,000	6,192,190
Chase Issuance Trust 2.040% (USD LIBOR + 0.300%) due 01/15/22 §	8,000,000	8,011,042
CIT Mortgage Loan Trust 3.142% (USD LIBOR + 1.350%) due 10/25/37 § ~	4,521,465	4,570,802
Citigroup Mortgage Loan Trust 1.932% (USD LIBOR + 0.140%) due 12/25/36 §	3,454,978	3,443,500
1.942% (USD LIBOR + 0.150%) due 12/25/36 §	11,295,785	6,081,565
1.952% (USD LIBOR + 0.160%) due 12/25/36 § ~	2,622,216	1,825,043
CLNC Ltd (Cayman) 2.983% (USD LIBOR + 1.250%) due 08/20/35 § ~	8,500,000	8,510,611
Countrywide Asset-Backed Certificates 1.932% (USD LIBOR + 0.140%) due 06/25/47 §	6,993,365	6,418,129
1.942% (USD LIBOR + 0.150%) due 05/25/37 §	1,146,693	1,140,211
2.242% (USD LIBOR + 0.450%) due 03/25/47 § ~	1,980,508	1,509,557
Credit Acceptance Auto Loan Trust 3.470% due 05/17/27 ~	7,500,000	7,595,815
CWABS Asset-Backed Certificates Trust 1.932% (USD LIBOR + 0.140%) due 03/25/37 §	3,880,066	3,750,445
1.942% (USD LIBOR + 0.150%) due 02/25/37 §	79,307	79,481
Delta Funding Home Equity Loan Trust 7.030% due 08/15/30	25,598	25,642
Drive Auto Receivables Trust 2.020% (USD LIBOR + 0.280%) due 03/15/22 §	2,666,228	2,666,294
Dryden XXV Senior Loan Fund (Cayman) 2.886% (USD LIBOR + 0.900%) due 10/15/27 § ~	7,100,000	7,089,804
Evergreen Credit Card Trust (Canada) 1.900% due 09/15/24 ~	10,500,000	10,455,455
FBR Securitization Trust 2.557% (USD LIBOR + 0.765%) due 09/25/35 §	28,530,000	27,763,393

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Ford Credit Auto Lease Trust 2.930% due 04/15/21	$1,386,692	$1,387,804
Ford Credit Floorplan Master Owner Trust ‘A’ 2.840% due 03/15/24	8,700,000	8,828,081
GSAA Home Equity Trust 1.962% (USD LIBOR + 0.170%) due 09/25/36 §	10,550,061	4,368,106
Home Equity Asset Trust 2.572% (USD LIBOR + 0.780%) due 10/25/34 §	3,056,505	3,053,517
Home Equity Mortgage Loan Asset-Backed Trust 2.112% (USD LIBOR + 0.320%) due 04/25/37 §	5,335,705	4,815,196
HSI Asset Securitization Corp Trust 2.122% (USD LIBOR + 0.330%) due 02/25/36 §	977,256	938,933
Hyundai Floorplan Master Owner Trust 2.680% due 04/15/24 ~	6,000,000	6,073,238
Imc Home Equity Loan Trust 6.720% due 08/20/29 §	1,320	1,344
IXIS Real Estate Capital Trust 1.892% (USD LIBOR + 0.100%) due 01/25/37 §	10,340,770	4,795,515
Jamestown CLO VIII Ltd (Cayman) 2.871% (USD LIBOR + 0.870%) due 01/15/28 § ~	8,400,000	8,391,687
Lehman ABS Mortgage Loan Trust 1.882% (USD LIBOR + 0.090%) due 06/25/37 § ~	1,172,654	851,637
Mastr Asset-Backed Securities Trust 2.042% (USD LIBOR + 0.250%) due 04/25/36 §	8,625,635	3,737,578
Mid-State Trust 7.791% due 03/15/38	261,286	289,152
Monarch Grove CLO 18-1 (Cayman) 2.820% (USD LIBOR + 0.880%) due 01/25/28 § ~	5,600,000	5,584,022
Morgan Stanley ABS Capital I Inc Trust 1.972% (USD LIBOR + 0.180%) due 03/25/37 §	2,895,160	1,608,258
2.012% (USD LIBOR + 0.220%) due 11/25/36 §	7,080,906	4,519,862
2.042% (USD LIBOR + 0.250%) due 03/25/37 §	4,847,710	2,718,148
Mountain Hawk III CLO Ltd (Cayman) 3.203% (USD LIBOR + 1.200%) due 04/18/25 § ~	2,487,759	2,488,559
Mountain View CLO Ltd (Cayman) 2.801% (USD LIBOR + 0.800%) due 10/15/26 § ~	5,774,310	5,771,789
Navient Student Loan Trust 2.092% (USD LIBOR + 0.300%) due 07/26/66 § ~	397,845	397,817
Option One Mortgage Loan Trust 1.932% (USD LIBOR + 0.140%) due 02/25/37 §	5,828,096	4,470,912
2.012% (USD LIBOR + 0.220%) due 02/25/37 §	15,015,998	9,931,560
Park Place Securities Inc Asset-Backed Pass-Through Certificates 2.617% (USD LIBOR + 0.825%) due 07/25/35 §	6,700,000	6,665,806
Penarth Master Issuer PLC (United Kingdom) 2.195% (USD LIBOR + 0.450%) due 09/18/22 § ~	7,300,000	7,302,548

	Principal Amount	Value
People’s Choice Home Loan Securities Trust 2.312% (USD LIBOR + 0.520%) due 12/25/35 §	$399,186	$396,059
RAAC Trust 2.442% (USD LIBOR + 0.650%) due 06/25/47 §	2,828,640	2,795,913
RASC Trust
1.952% (USD LIBOR + 0.160%) due 11/25/36 §	524,011	519,378
2.202% (USD LIBOR + 0.410%) due 01/25/36 §	1,511,569	1,512,536
Renaissance Home Equity Loan Trust 2.672% (USD LIBOR + 0.880%) due 08/25/33 §	173,205	173,344
Securitized Asset-Backed Receivables LLC Trust 2.452% (USD LIBOR + 0.660%) due 08/25/35 §	5,982,253	4,536,552
SLM Student Loan Trust 2.050% (USD LIBOR + 0.110%) due 10/27/25 §	60,487	60,455
2.444% (USD LIBOR + 0.550%) due 12/15/25 § ~	3,268,586	3,255,357
Soundview Home Loan Trust 1.902% (USD LIBOR + 0.110%) due 02/25/37 §	1,596,861	589,122
Structured Asset Investment Loan Trust 2.102% (USD LIBOR + 0.310%) due 01/25/36 §	7,837,669	7,509,644
Structured Asset Securities Corp Mortgage Loan Trust
1.962% (USD LIBOR + 0.170%) due 12/25/36 §	524,548	510,975
2.062% (USD LIBOR + 0.270%) due 03/25/36 §	2,218,427	2,038,186
STWD Ltd (Cayman) 2.820% (USD LIBOR + 1.080%) due 07/15/38 § ~	8,700,000	8,708,013
Telos CLO Ltd (Cayman) 3.272% (USD LIBOR + 1.270%) due 01/17/27 § ~	5,479,819	5,480,634
Terwin Mortgage Trust 2.002% (USD LIBOR + 0.210%) due 04/25/37 § ~	545,352	538,302
TICP CLO I Ltd (Cayman) 2.766% (USD LIBOR + 0.800%) due 07/20/27 § ~	1,890,666	1,889,727
Tralee CLO V Ltd (Cayman) 3.076% (USD LIBOR + 1.110%) due 10/20/28 § ~	7,300,000	7,266,838
TRTX Issuer Ltd (Cayman) 2.890% (USD LIBOR + 1.150%) due 10/15/34 § ~	8,500,000	8,497,447
United States Small Business Administration 6.120% due 09/01/21	48,243	48,845
Venture XII CLO Ltd (Cayman) 2.714% (USD LIBOR + 0.800%) due 02/28/26 § ~	6,449,961	6,439,383
Venture XX CLO Ltd (Cayman) 2.821% (USD LIBOR + 0.820%) due 04/15/27 § ~	4,865,780	4,858,659
Westlake Automobile Receivables Trust 2.980% due 01/18/22 ~	1,861,869	1,865,170
Zais CLO 1 Ltd (Cayman) 3.151% (USD LIBOR + 1.150%) due 04/15/28 § ~	7,300,000	7,302,327

Total Asset-Backed Securities (Cost $287,586,797)		297,904,724

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 23.9%

U.S. Treasury Bonds - 11.6%

2.500% due 02/15/45 ‡	$1,300,000	$1,325,337
2.750% due 08/15/42	26,200,000	27,973,817
2.750% due 11/15/42	19,000,000	20,271,737
2.875% due 05/15/43	27,500,000	29,953,775
2.875% due 08/15/45	44,200,000	48,301,723
3.000% due 11/15/44 ‡	30,000,000	33,434,297
3.125% due 02/15/42 ‡	8,000,000	9,073,985
3.125% due 02/15/43 ‡	1,900,000	2,155,550
3.125% due 08/15/44 ‡	48,400,000	55,032,211
3.375% due 05/15/44 ‡	13,300,000	15,739,473
3.625% due 08/15/43 ‡	19,600,000	24,036,951
3.750% due 11/15/43	28,300,000	35,392,931
4.250% due 05/15/39 ‡	4,900,000	6,451,267
4.375% due 11/15/39	20,700,000	27,716,345
4.375% due 05/15/40	26,400,000	35,462,138
4.500% due 08/15/39	7,700,000	10,455,313
4.625% due 02/15/40	5,500,000	7,608,118

		390,384,968

U.S. Treasury Inflation Protected Securities - 8.5%

0.375% due 07/15/27 ^ ‡	4,418,190	4,507,955
0.625% due 04/15/23 ^ ‡	27,349,608	27,776,144
0.625% due 01/15/26 ^	26,532,569	27,352,878
0.750% due 07/15/28 ^	87,433,338	92,014,612
0.750% due 02/15/42 ^	16,740,507	17,400,246
0.750% due 02/15/45 ^ ‡	2,513,371	2,608,741
0.875% due 01/15/29 ^	73,659,825	78,250,589
0.875% due 02/15/47 ^ ‡	4,477,242	4,802,123
1.000% due 02/15/46 ^	15,312,882	16,854,400
1.000% due 02/15/48 ^	12,417,769	13,753,286
1.000% due 02/15/49 ^ ‡	2,454,288	2,729,810

		288,050,784

U.S. Treasury Notes - 3.8%

1.750% due 06/30/24	25,200,000	25,260,645
1.875% due 07/31/22 ‡	30,500,000	30,707,841
2.125% due 09/30/24	15,500,000	15,801,937
2.250% due 01/31/24 ‡	6,700,000	6,850,956
2.250% due 08/15/27 ‡	20,000	20,550
2.500% due 05/15/24 ‡	26,900,000	27,817,281
2.625% due 02/15/29	18,700,000	19,816,008

		126,275,218

Total U.S. Treasury Obligations (Cost $763,029,905)		804,710,970

FOREIGN GOVERNMENT BONDS & NOTES - 7.4%

Autonomous Community of Catalonia (Spain) 4.950% due 02/11/20	EUR 5,000,000	5,636,575
Brazil Letras do Tesouro Nacional (Brazil) 4.160% due 04/01/20	BRL 431,950,000	106,280,747
Development Bank of Japan Inc (Japan)
1.625% due 09/01/21 ~	$3,100,000	3,086,645
2.125% due 09/01/22 ~	3,700,000	3,715,707
Hydro-Quebec (Canada) 8.625% due 06/15/29	1,000,000	1,495,841
Japan Finance Organization for Municipalities (Japan)
2.000% due 09/08/20 ~	3,600,000	3,603,063
2.125% due 04/13/21 ~	2,000,000	2,004,491
2.625% due 04/20/22 ~	2,800,000	2,838,789
3.375% due 09/27/23 ~	3,200,000	3,356,647
Kuwait Government (Kuwait) 2.750% due 03/20/22 ~	8,000,000	8,134,904
Peruvian Government (Peru) 5.940% due 02/12/29 ~	PEN 19,700,000	6,717,570

	Principal Amount	Value
Province of Ontario Canada (Canada)
3.150% due 06/02/22	CAD 11,300,000	$8,964,380
4.000% due 06/02/21	16,300,000	12,935,940
4.400% due 04/14/20	$400,000	402,919
Province of Quebec Canada (Canada)
2.750% due 08/25/21	3,600,000	3,656,968
3.500% due 12/01/22	CAD 1,900,000	1,530,052
4.250% due 12/01/21	7,500,000	6,038,639
Qatar Government (Qatar)
3.875% due 04/23/23 ~	$200,000	211,443
4.000% due 03/14/29 ~	7,100,000	7,937,814
4.500% due 04/23/28 ~	5,400,000	6,197,018
Spain Government (Spain)
0.600% due 10/31/29 ~	EUR 21,300,000	24,218,977
1.450% due 04/30/29 ~	9,700,000	11,896,401
1.850% due 07/30/35 ~	11,400,000	14,640,015
Tokyo Metropolitan Government (Japan) 2.000% due 05/17/21 ~	$3,000,000	2,999,609

Total Foreign Government Bonds & Notes (Cost $250,832,902)		248,501,154

MUNICIPAL BONDS - 0.3%

City of Chicago IL ‘B’
5.630% due 01/01/22	2,370,000	2,409,626
7.750% due 01/01/42	952,000	1,078,683
Tobacco Settlement Finance Authority ‘A’ 7.467% due 06/01/47	6,170,000	6,416,368

Total Municipal Bonds (Cost $9,108,938)		9,904,677

SHORT-TERM INVESTMENTS - 0.8%

Repurchase Agreements - 0.8%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $13,317,757; collateralized by U.S. Treasury Notes: 1.625% due 12/31/21 and value $13,586,963)	13,317,572	13,317,572
Nomura Securities International Inc 1.650% due 01/02/20 (Dated 12/31/19, repurchase price of $13,801,265; collateralized by U.S. Treasury Bonds: 3.125% due 02/15/43 and value $13,962,271)	13,800,000	13,800,000

		27,117,572

U.S. Treasury Bills - 0.0%

1.557% due 02/06/20 ‡	302,000	301,564

Total Short-Term Investments (Cost $27,419,110)		27,419,136

TOTAL INVESTMENTS - 155.2% (Cost $5,127,331,830)		5,233,622,323

TOTAL SECURITIES SOLD SHORT - (0.7%) (Proceeds $25,038,344)		(25,071,474)

DERIVATIVES - (0.4%)		(14,058,223)

OTHER ASSETS & LIABILITIES, NET - (54.1%)		(1,823,162,709)

NET ASSETS - 100.0%		$3,371,329,917

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	59.6%
Mortgage-Backed Securities	54.3%
U.S. Treasury Obligations	23.9%
Asset-Backed Securities	8.8%
Foreign Government Bonds & Notes	7.4%
Others (each less than 3.0%)	1.2%

	155.2%
Derivatives	(0.4%	)
Securities Sold Short	(0.7%	)
Other Assets & Liabilities, Net	(54.1%	)

	100.0%

(b)	Investments with a total aggregate value of $3,088,142 or less than 0.1% of the Fund’s net assets were in default as of December 31, 2019.

(c)

As of December 31, 2019, investments with a total aggregate value of $91,925,807 were fully or partially segregated with the broker(s)/custodian as collateral for reverse repurchase agreements, open futures contracts, forward foreign currency contracts, option contracts, swap agreements and delayed delivery securities (including sale-buyback financing transactions).

(d)

The average amount of borrowings by the Fund on reverse repurchase agreements during the year ended December 31, 2019 was $46,407,821 at a weighted average interest rate of 1.806%. The average amount of borrowings by the Fund on sale-buyback financing transactions during the year ended December 31, 2019 was $468,264,393 at a weighted average interest rate of 2.302%.

(e)	Securities sold short outstanding as of December 31, 2019 were as follows:

Description	Principal Amount	Value
Mortgage-Backed Securities - (0.7%)

Fannie Mae 4.500% due 02/12/50	$23,800,000	($25,071,474)

Total Securities Sold Short (Proceeds $25,038,344)		($25,071,474)

(f)	Reverse repurchase agreements outstanding as of December 31, 2019 were as follows:

Counter- party	Collateral Pledged	Interest Rate	Settlement Date	Maturity Date	Repurchase Amount	Principal Amount	Value
CRE	U.S. Treasury Bond 3.125% due 08/15/44	1.970%	12/03/19	01/14/20	($31,310,798)	$31,239,000	($31,239,000)
BRC	Entercom Media Corp 7.250% due 11/01/24	1.200%	11/01/19	10/31/21	(5,307,071)	5,181,000	(5,181,000)

Total Reverse Repurchase Agreements							($36,420,000)

(g)	Open futures contracts outstanding as of December 31, 2019 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro-Bobl	02/20	597	$83,580,342	$83,580,000	($342)
Euro-BTP	02/20	823	83,123,471	83,123,000	(471)
Euro-BTP	03/20	1,653	263,002,149	264,145,063	1,142,914
Euro-Bund	02/20	1,394	218,858,797	218,858,000	(797)
Euro-Bund	03/20	1,594	309,378,897	304,834,370	(4,544,527)
Euro-Buxl	03/20	113	25,781,745	25,145,081	(636,664)
Euro-Schatz	02/20	751	85,689,530	85,689,100	(430)
Short Euro-BTP	03/20	328	41,371,149	41,364,974	(6,175)
U.S. Treasury 5-Year Notes	03/20	7,510	894,374,004	890,756,406	(3,617,598)

					(7,664,090)

Short Futures Outstanding
Euribor	09/20	779	219,871,266	219,270,258	601,008
Euribor	12/20	528	148,983,100	148,604,830	378,270
Euro-Bobl	03/20	702	105,483,818	105,224,721	259,097
Euro-OAT	03/20	861	159,643,113	157,200,607	2,442,506
Euro-Schatz	03/20	884	111,063,917	110,963,069	100,848
Long Gilt	03/20	411	72,331,649	71,524,654	806,995
U.S. Treasury 10-Year Notes	03/20	672	87,029,074	86,299,500	729,574
U.S. Treasury 30-Year Bonds	03/20	986	156,780,792	153,723,563	3,057,229

					8,375,527

Total Futures Contracts					$711,437

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(h)	Forward foreign currency contracts outstanding as of December 31, 2019 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
BRL	78,400,000	USD	20,570,690	01/20	BNP	$-	($1,081,292)
BRL	122,850,000	USD	32,204,379	01/20	JPM	-	(1,665,189)
BRL	19,600,000	USD	4,862,679	01/20	JPM	9,670	-
BRL	58,800,000	USD	14,588,037	01/20	MSC	29,011	-
CNH	53,230,598	USD	7,512,398	03/20	BOA	121,261	-
CNH	85,802,331	USD	12,091,307	03/20	CIT	213,378	-
CNH	51,236,175	USD	7,224,401	03/20	HSB	123,243	-
EUR	1,815,000	USD	2,019,427	02/20	BNP	21,782	-
EUR	3,348,000	USD	3,711,644	02/20	CIT	53,627	-
EUR	4,845,000	USD	5,400,948	02/20	HSB	47,899	-
EUR	1,047,000	USD	1,173,841	02/20	UBS	3,650	-
GBP	36,622,000	USD	47,423,663	01/20	BNP	1,095,719	-
GBP	964,000	USD	1,249,430	02/20	BNP	28,994	-
GBP	1,360,000	USD	1,791,007	02/20	BRC	12,579	-
JPY	13,152,300,000	USD	121,640,219	02/20	HSB	-	(341,712)
MXN	80,217,000	USD	4,220,326	01/20	BNP	10,550	-
MXN	294,084,000	USD	14,601,624	01/20	GSC	895,032	-
MXN	5,948,000	USD	300,340	01/20	HSB	13,662	-
MXN	148,962,000	USD	7,412,335	01/20	JPM	444,350	-
MXN	5,948,000	USD	313,579	02/20	RBS	-	(860)
MXN	331,552,000	USD	16,847,154	04/20	HSB	406,322	-
RUB	10,740,114	USD	162,481	01/20	HSB	10,250	-
USD	19,450,716	BRL	78,400,000	01/20	BNP	-	(38,682)
USD	34,265,852	BRL	142,450,000	01/20	JPM	-	(1,145,687)
USD	15,431,451	BRL	58,800,000	01/20	MSC	814,402	-
USD	46,785,472	BRL	192,700,000	04/20	BNP	-	(931,694)
USD	23,488,874	BRL	96,800,000	04/20	CIT	-	(481,139)
USD	33,836,105	BRL	142,450,000	04/20	JPM	-	(1,437,949)
USD	29,528,556	CAD	39,302,509	01/20	UBS	-	(739,663)
USD	40,886,209	CNH	294,564,693	03/20	DUB	-	(1,356,531)
USD	13,604,091	CNH	98,126,307	03/20	HSB	-	(467,942)
USD	54,968,494	CNH	396,449,266	03/20	RBS	-	(1,885,243)
USD	2,949	DKK	20,000	01/20	GSC	-	(53)
USD	4,817,013	EUR	4,329,000	02/20	BNP	-	(51,523)
USD	161,310,065	EUR	145,502,000	02/20	BOA	-	(2,326,269)
USD	3,569,815	EUR	3,204,000	02/20	CIT	-	(33,509)
USD	158,389,365	GBP	122,975,000	02/20	BNP	-	(4,695,962)
USD	3,207,652	GBP	2,485,000	02/20	HSB	-	(87,872)
USD	8,935,569	MXN	175,367,000	01/20	CIT	-	(313,792)
USD	14,977,998	MXN	294,084,000	01/20	HSB	-	(518,658)
USD	314,910	MXN	5,948,000	01/20	RBS	908	-
USD	2,784,685	MXN	53,812,000	01/20	UBS	-	(53,515)
USD	13,089,638	MXN	254,376,000	02/20	BRC	-	(284,304)
USD	4,165,278	MXN	80,217,000	04/20	BNP	-	(9,097)
USD	210,680	THB	6,359,387	03/20	BNP	-	(2,004)

Total Forward Foreign Currency Contracts						$4,356,289	($19,950,141)

(i)	Purchased options outstanding as of December 31, 2019 were as follows:

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Call - U.S. Treasury 10-Year Notes (03/20)	$149.50	02/21/20	CME	260	$38,870,000	$2,236	$260
Call - U.S. Treasury 10-Year Notes (03/20)	150.00	02/21/20	CME	41	6,150,000	353	41
Call - U.S. Treasury 30-Year Bonds (03/20)	195.00	02/21/20	CME	509	99,255,000	4,377	509
Call - U.S. Treasury 30-Year Bonds (03/20)	197.00	02/21/20	CME	330	65,010,000	2,838	330

						9,804	1,140

Put - U.S. Treasury 5-Year Notes (03/20)	110.00	02/21/20	CME	1,808	198,880,000	15,549	1,808
Put - U.S. Treasury 5-Year Notes (03/20)	110.75	02/21/20	CME	1,841	203,890,750	15,833	1,841
Put - U.S. Treasury 5-Year Notes (03/20)	111.00	02/21/20	CME	2,767	307,137,000	23,796	2,767

						55,178	6,416

Total Options on Futures						$64,982	$7,556

Total Purchased Options						$64,982	$7,556

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(j)	Premiums received and value of written options outstanding as of December 31, 2019 were as follows:

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - U.S. CPI Urban Consumers	215.95	Maximum of [0, (1+0.000%)[10] - Final Index/Initial Index]	03/10/20	DUB	$4,200,000	$31,500	$-
Floor - U.S. CPI Urban Consumers	215.95	Maximum of [0, (1+0.000%)[10] - Final Index/Initial Index]	03/12/20	CIT	11,000,000	93,240	-
Floor - U.S. CPI Urban Consumers	216.69	Maximum of [0, (1+0.000%)[10] - Final Index/Initial Index]	04/07/20	CIT	26,600,000	237,380	-
Floor - U.S. CPI Urban Consumers	217.97	Maximum of [0, (1+0.000%)[10] - Final Index/Initial Index]	09/29/20	CIT	12,000,000	154,800	-
Floor - U.S. CPI Urban Consumers	218.01	Maximum of [0, - (Final Index/Initial Index) -1]	10/13/20	DUB	12,500,000	122,500	(1)

						$639,420	($1)

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - U.S. Treasury 10-Year Notes (02/20)	$130.00	01/24/20	CME	297	$38,610,000	$92,441	($23,203)

Total Written Options						$731,861	($23,204)

(k)	Swap agreements outstanding as of December 31, 2019 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/19 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Brazilian Government	Q	1.000%	03/20/20	HSB	0.275%	$2,300,000	$4,455	$2,473	$1,982
Petrobras Global Finance BV	Q	1.000%	03/20/20	HSB	0.229%	1,500,000	3,056	(273,727)	276,783
South Africa Government	Q	1.000%	06/20/24	GSC	1.501%	4,600,000	(95,654)	(165,468)	69,814

							(88,143)	(436,722)	348,579

				Exchange
The Goldman Sachs Group Inc	Q	1.000%	09/20/20	ICE	0.175%	7,000,000	44,243	24,088	20,155
Tesco PLC	Q	1.000%	06/20/22	ICE	0.338%	EUR 11,700,000	221,892	(257,497)	479,389
General Electric Co	Q	1.000%	12/20/23	ICE	0.652%	$2,900,000	39,565	(102,327)	141,892
General Electric Co	Q	1.000%	06/20/24	ICE	0.766%	3,950,000	40,724	(69,697)	110,421
General Electric Co	Q	1.000%	12/20/24	ICE	0.857%	2,200,000	15,523	(33,756)	49,279

							361,947	(439,189)	801,136

Total Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection							$273,804	($875,911)	$1,149,715

Credit Default Swaps on Credit Indices – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (3)	Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.AAA.9	M	0.500%	09/17/58	MER	$9,000,000	$117,718	($364,019)	$481,737

				Exchange
CDX IG27 5Y	Q	1.000%	12/20/21	ICE	51,500,000	821,266	517,149	304,117

Total Credit Default Swaps on Credit Indices – Sell Protection						$938,984	$153,130	$785,854

Total Credit Default Swaps						$1,212,788	($722,781)	$1,935,569

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Long
Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5.960%	BRL-CDI-Compounded	Z/Z	CME	01/02/23	BRL 245,300,000	$420,844	($48,959)	$469,803
2.800%	3-Month USD-LIBOR	S/Q	CME	08/22/23	$106,300,000	4,975,649	(430,106)	5,405,755
0.100%	6-Month JPY-LIBOR	S/S	LCH	03/20/24	JPY 29,700,000,000	1,072,627	1,041,508	31,119
(0.095%)	6-Month JPY-LIBOR	S/S	LCH	09/13/26	950,000,000	(90,061)	-	(90,061)
(0.092%)	6-Month JPY-LIBOR	S/S	LCH	09/13/26	470,000,000	(43,645)	-	(43,645)
(0.068%)	6-Month JPY-LIBOR	S/S	LCH	09/18/26	790,000,000	(61,572)	-	(61,572)
(0.062%)	6-Month JPY-LIBOR	S/S	LCH	09/18/26	1,260,000,000	(93,360)	(539)	(92,821)
(0.064%)	6-Month JPY-LIBOR	S/S	LCH	09/19/26	476,000,000	(35,602)	-	(35,602)
(0.063%)	6-Month JPY-LIBOR	S/S	LCH	09/19/26	476,000,000	(35,294)	-	(35,294)
(0.087%)	6-Month JPY-LIBOR	S/S	LCH	09/20/26	238,000,000	(21,362)	-	(21,362)
(0.097%)	6-Month JPY-LIBOR	S/S	LCH	09/24/26	580,000,000	(55,866)	764	(56,630)
0.122%	6-Month JPY-LIBOR	S/S	LCH	08/22/39	2,620,000,000	(1,028,524)	346,809	(1,375,333)
0.103%	6-Month JPY-LIBOR	S/S	LCH	08/28/39	630,000,000	(269,589)	-	(269,589)

						$4,734,245	$909,477	$3,824,768

Interest Rate Swaps – Short
Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.300%	6-Month JPY-LIBOR	S/S	CME	03/18/26	JPY 10,140,000,000	($1,561,071)	($415,317)	($1,145,754)
0.300%	6-Month JPY-LIBOR	S/S	LCH	03/18/26	6,760,000,000	(1,040,714)	(888,900)	(151,814)
0.300%	6-Month JPY-LIBOR	S/S	LCH	09/20/27	3,480,000,000	(586,113)	(143,999)	(442,114)
0.300%	6-Month JPY-LIBOR	S/S	LCH	03/20/28	1,770,000,000	(301,260)	107,412	(408,672)
0.399%	6-Month JPY-LIBOR	S/S	LCH	06/18/28	500,000,000	(119,665)	(390)	(119,275)
0.450%	6-Month JPY-LIBOR	S/S	LCH	03/20/29	1,250,000,000	(376,027)	(85,982)	(290,045)
0.750%	6-Month JPY-LIBOR	S/S	LCH	03/20/38	3,760,000,000	(2,765,427)	112,020	(2,877,447)
0.800%	6-Month JPY-LIBOR	S/S	LCH	10/22/38	220,000,000	(180,539)	-	(180,539)
0.705%	6-Month JPY-LIBOR	S/S	LCH	10/31/38	630,000,000	(411,763)	38,478	(450,241)
0.785%	6-Month JPY-LIBOR	S/S	LCH	11/12/38	310,000,000	(244,609)	1,013	(245,622)
0.750%	6-Month JPY-LIBOR	S/S	LCH	12/20/38	2,052,800,000	(1,480,656)	(1,007,840)	(472,816)
0.750%	6-Month GBP-LIBOR	S/S	LCH	03/18/50	GBP 15,000,000	1,853,467	365,387	1,488,080
1.000%	6-Month GBP-LIBOR	S/S	LCH	06/17/50	20,700,000	756,883	381,121	375,762

						($6,457,494)	($1,536,997)	($4,920,497)

Total Interest Rate Swaps						($1,723,249)	($627,520)	($1,095,729)

Total Swap Agreements						($510,461)	($1,350,301)	$839,840

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$2,473	$830,316
Liabilities	(803,214)	-
Centrally Cleared Swap Agreements (1)
Assets	2,935,749	8,875,772
Liabilities	(3,485,309)	(8,866,248)

	($1,350,301)	$839,840

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(l)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$2,009,743,030	$-	$2,009,743,030	$-
	Senior Loan Notes	4,808,260	-	4,808,260	-
	Mortgage-Backed Securities	1,830,630,372	-	1,830,630,372	-
	Asset-Backed Securities	297,904,724	-	297,904,724	-
	U.S. Treasury Obligations	804,710,970	-	804,710,970	-
	Foreign Government Bonds & Notes	248,501,154	-	248,501,154	-
	Municipal Bonds	9,904,677	-	9,904,677	-
	Short-Term Investments	27,419,136	-	27,419,136	-
	Derivatives:
	Credit Contracts
	Swaps	1,935,569	-	1,935,569	-
	Foreign Currency Contracts				-
	Forward Foreign Currency Contracts	4,356,289	-	4,356,289	-
	Interest Rate Contracts				-
	Futures	9,518,441	9,518,441	-	-
	Purchased Options	7,556	-	7,556	-
	Swaps	7,770,519	-	7,770,519	-

	Total Interest Rate Contracts	17,296,516	9,518,441	7,778,075	-

	Total Asset - Derivatives	23,588,374	9,518,441	14,069,933	-

	Total Assets	5,257,210,697	9,518,441	5,247,692,256	-

Liabilities	Securities Sold Short
	Mortgage-Backed Securities	(25,071,474)	-	(25,071,474)	-
	Reverse Repurchase Agreements	(36,420,000)	-	(36,420,000)	-
	Sale-buyback financing transactions	(650,319,386)	-	(650,319,386)	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(19,950,141)	-	(19,950,141)	-
	Interest Rate Contracts				-
	Futures	(8,807,004)	(8,807,004)	-	-
	Written Options	(23,204)	-	(23,204)	-
	Swaps	(8,866,248)	-	(8,866,248)	-

	Total Interest Rate Contracts	(17,696,456)	(8,807,004)	(8,889,452)	-

	Total Liabilities - Derivatives	(37,646,597)	(8,807,004)	(28,839,593)	-

	Total Liabilities	(749,457,457)	(8,807,004)	(740,650,453)	-

	Total	$4,507,753,240	$711,437	$4,507,041,803	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments

December 31, 2019

	Principal Amount	Value
CORPORATE BONDS & NOTES - 53.4%

Basic Materials - 1.3%

Anglo American Capital PLC (South Africa)
3.750% due 04/10/22 ~	$510,000	$523,425
4.125% due 09/27/22 ~	985,000	1,024,480
ArcelorMittal SA (Luxembourg) 6.250% due 02/25/22	2,245,000	2,420,587
CNAC HK Finbridge Co Ltd (China) 3.000% due 07/19/20 ~	1,325,000	1,327,657
DuPont de Nemours Inc 3.766% due 11/15/20	1,730,000	1,754,243
International Flavors & Fragrances Inc 3.400% due 09/25/20	670,000	675,806
LyondellBasell Industries NV 6.000% due 11/15/21	975,000	1,035,745
Newmont Goldcorp Corp 3.625% due 06/09/21	4,600,000	4,688,688
POSCO (South Korea) 2.375% due 11/12/22 ~	2,080,000	2,079,131
Syngenta Finance NV (Switzerland) 3.933% due 04/23/21 ~	1,115,000	1,134,050

		16,663,812

Communications - 2.6%

America Movil SAB de CV (Mexico) 5.000% due 03/30/20	1,174,000	1,181,329
Axiata SPV2 Bhd (Malaysia) 3.466% due 11/19/20 ~	2,300,000	2,320,010
Baidu Inc (China) 2.875% due 07/06/22	1,675,000	1,688,716
3.500% due 11/28/22	1,430,000	1,470,936
Charter Communications Operating LLC 3.579% due 07/23/20	4,963,000	4,995,024
4.464% due 07/23/22	4,727,000	4,968,066
Comcast Corp 3.700% due 04/15/24	1,935,000	2,062,873
CSC Holdings LLC 10.875% due 10/15/25 ~	1,697,000	1,899,579
Expedia Group Inc 5.950% due 08/15/20	535,000	546,939
Fox Corp 3.666% due 01/25/22 ~	665,000	686,701
4.030% due 01/25/24 ~	780,000	831,546
JD.com Inc (China) 3.125% due 04/29/21	5,100,000	5,139,930
Omnicom Group Inc 4.450% due 08/15/20	1,587,000	1,608,554
Telefonica Emisiones SA (Spain) 5.134% due 04/27/20	2,650,000	2,675,252
The Interpublic Group of Cos Inc 3.500% due 10/01/20	475,000	480,126
Vodafone Group PLC (United Kingdom) 3.750% due 01/16/24	1,375,000	1,454,250
WPP Finance 2010 (United Kingdom) 3.625% due 09/07/22	565,000	584,634

		34,594,465

Consumer, Cyclical - 6.6%

American Airlines Pass-Through Trust ‘B’ 3.700% due 04/15/27	1,391,279	1,407,343
BMW US Capital LLC (Germany) 1.850% due 09/15/21 ~	2,450,000	2,444,799
2.401% (USD LIBOR + 0.500%) due 08/13/21 § ~	1,980,000	1,985,584
Daimler Finance North America LLC (Germany) 2.200% due 05/05/20 ~	2,500,000	2,501,424
2.300% due 02/12/21 ~	4,525,000	4,533,971

	Principal Amount	Value
Delta Air Lines Inc 2.600% due 12/04/20	$1,255,000	$1,258,903
2.875% due 03/13/20	6,560,000	6,561,339
Ford Motor Credit Co LLC 2.459% due 03/27/20	830,000	830,315
2.681% due 01/09/20	4,385,000	4,385,357
2.865% (USD LIBOR + 0.930%) due 09/24/20 §	3,930,000	3,936,034
3.350% due 11/01/22	2,055,000	2,076,176
3.470% due 04/05/21	750,000	756,987
3.813% due 10/12/21	905,000	921,763
5.875% due 08/02/21	525,000	549,638
General Motors Financial Co Inc 3.200% due 07/13/20	2,530,000	2,541,783
3.450% due 01/14/22	700,000	715,727
3.550% due 07/08/22	660,000	679,451
4.200% due 11/06/21	2,435,000	2,524,770
Harley-Davidson Financial Services Inc 2.150% due 02/26/20 ~	4,255,000	4,255,133
2.550% due 06/09/22 ~	685,000	687,552
2.847% (USD LIBOR + 0.940%) due 03/02/21 § ~	1,550,000	1,559,393
3.550% due 05/21/21 ~	500,000	509,278
4.050% due 02/04/22 ~	2,675,000	2,761,622
Hasbro Inc 2.600% due 11/19/22	1,550,000	1,559,704
3.000% due 11/19/24	2,085,000	2,096,121
Hyundai Capital America 2.450% due 06/15/21 ~	1,350,000	1,351,391
2.550% due 04/03/20 ~	3,000,000	3,001,365
2.750% due 09/18/20 ~	3,000,000	3,010,706
2.850% due 11/01/22 ~	893,000	903,063
3.000% due 06/20/22 ~	1,950,000	1,971,804
3.950% due 02/01/22 ~	955,000	981,961
Lennar Corp 2.950% due 11/29/20	5,125,000	5,152,675
Nissan Motor Acceptance Corp 2.600% due 09/28/22 ~	1,685,000	1,687,039
3.650% due 09/21/21 ~	1,365,000	1,393,434
O’Reilly Automotive Inc 3.800% due 09/01/22	1,760,000	1,830,724
Panasonic Corp (Japan) 2.536% due 07/19/22 ~	1,395,000	1,407,285
QVC Inc 4.375% due 03/15/23	1,205,000	1,243,851
5.125% due 07/02/22	2,320,000	2,440,761
United Airlines Pass-Through Trust ‘B’ 3.500% due 11/01/29	750,000	758,094
Volkswagen Group of America Finance LLC 2.500% due 09/24/21 ~	510,000	514,542
2.700% due 09/26/22 ~	1,190,000	1,203,750
3.875% due 11/13/20 ~	3,460,000	3,516,789

		86,409,401

Consumer, Non-Cyclical - 9.0%

AbbVie Inc 2.300% due 05/14/21	1,730,000	1,737,801
2.600% due 11/21/24 ~	4,835,000	4,868,141
2.900% due 11/06/22	3,195,000	3,261,037
3.200% due 11/06/22	260,000	266,870
Allergan Finance LLC 3.250% due 10/01/22	330,000	337,230
Allergan Funding SCS 3.450% due 03/15/22	1,100,000	1,125,147
Altria Group Inc 3.490% due 02/14/22	1,300,000	1,337,659
3.800% due 02/14/24	3,330,000	3,504,473
AmerisourceBergen Corp 3.500% due 11/15/21	1,285,000	1,315,814
BAT Capital Corp (United Kingdom) 2.764% due 08/15/22	6,175,000	6,264,928

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Baxalta Inc 3.600% due 06/23/22	$675,000	$692,884
Bayer US Finance II LLC (Germany) 2.577% (USD LIBOR + 0.630%) due 06/25/21 § ~	2,035,000	2,041,938
3.500% due 06/25/21 ~	2,880,000	2,932,587
Becton Dickinson & Co 2.404% due 06/05/20	4,240,000	4,244,833
2.894% due 06/06/22	1,420,000	1,443,429
Bristol-Myers Squibb Co 2.600% due 05/16/22 ~	860,000	874,202
2.750% due 02/15/23 ~	1,320,000	1,345,096
2.875% due 02/19/21 ~	2,275,000	2,301,184
2.900% due 07/26/24 ~	1,780,000	1,837,627
3.250% due 02/20/23 ~	390,000	403,862
3.550% due 08/15/22 ~	3,060,000	3,179,850
3.625% due 05/15/24 ~	345,000	364,546
Bunge Ltd Finance Corp 3.000% due 09/25/22	4,180,000	4,239,034
3.500% due 11/24/20	5,140,000	5,204,935
4.350% due 03/15/24	235,000	246,839
Cardinal Health Inc 2.616% due 06/15/22	210,000	212,120
3.079% due 06/15/24	1,285,000	1,322,000
3.200% due 03/15/23	1,530,000	1,571,120
3.500% due 11/15/24	2,100,000	2,193,463
Cigna Corp 2.550% (USD LIBOR + 0.650%) due 09/17/21 §	1,060,000	1,060,065
3.000% due 07/15/23 ~	1,245,000	1,272,352
3.400% due 09/17/21	590,000	604,047
3.750% due 07/15/23	1,955,000	2,050,647
3.900% due 02/15/22 ~	1,040,000	1,077,214
4.125% due 09/15/20 ~	1,895,000	1,922,161
Conagra Brands Inc 2.703% (USD LIBOR + 0.750%) due 10/22/20 §	735,000	735,076
CVS Health Corp 2.625% due 08/15/24	615,000	620,396
3.350% due 03/09/21	2,584,000	2,626,975
3.700% due 03/09/23	3,465,000	3,609,263
Elanco Animal Health Inc 3.912% due 08/27/21	1,475,000	1,513,211
EMD Finance LLC (Germany) 2.400% due 03/19/20 ~	6,750,000	6,752,337
2.950% due 03/19/22 ~	800,000	810,764
Equifax Inc 2.300% due 06/01/21	1,025,000	1,028,137
3.600% due 08/15/21	195,000	199,510
Express Scripts Holding Co 2.664% (USD LIBOR + 0.750%) due 11/30/20 §	4,140,000	4,140,678
Global Payments Inc 2.650% due 02/15/25	1,420,000	1,426,745
Humana Inc 2.900% due 12/15/22	340,000	346,447
3.150% due 12/01/22	800,000	821,068
3.850% due 10/01/24	120,000	127,543
Imperial Brands Finance PLC (United Kingdom) 2.950% due 07/21/20 ~	4,269,000	4,281,437
3.750% due 07/21/22 ~	2,920,000	3,006,068
Keurig Dr Pepper Inc 3.551% due 05/25/21	2,000,000	2,042,960
McKesson Corp 3.650% due 11/30/20	2,150,000	2,180,382
Molson Coors Brewing Co 2.250% due 03/15/20	960,000	959,651
Pernod Ricard SA (France) 4.450% due 01/15/22 ~	2,245,000	2,348,439
5.750% due 04/07/21 ~	1,530,000	1,601,605

	Principal Amount	Value
Perrigo Finance Unlimited Co 3.500% due 03/15/21	$363,000	$366,436
3.500% due 12/15/21	950,000	962,868
3.900% due 12/15/24	2,845,000	2,923,553
Shire Acquisitions Investments Ireland DAC 2.875% due 09/23/23	290,000	295,487
Takeda Pharmaceutical Co Ltd (Japan) 4.000% due 11/26/21	3,015,000	3,118,436

		117,502,607

Diversified - 0.1%

CK Hutchison International 17 II Ltd (Cayman) 2.750% due 03/29/23 ~	1,190,000	1,197,105

Energy - 5.1%

Cenovus Energy Inc (Canada) 3.000% due 08/15/22	2,320,000	2,352,007
China Shenhua Overseas Capital Co Ltd (China) 3.125% due 01/20/20 ~	3,765,000	3,766,024
Columbia Pipeline Group Inc 3.300% due 06/01/20	3,246,000	3,257,242
Diamondback Energy Inc 2.875% due 12/01/24	6,660,000	6,736,022
Energy Transfer Operating LP 4.250% due 03/15/23	1,300,000	1,358,028
5.875% due 01/15/24	4,150,000	4,594,424
7.500% due 10/15/20	4,195,000	4,360,200
Eni SPA (Italy) 4.000% due 09/12/23 ~	630,000	664,541
Enterprise Products Operating LLC 3.500% due 02/01/22	3,085,000	3,181,410
EQT Corp 2.679% (USD LIBOR + 0.770%) due 10/01/20 §	3,680,000	3,670,311
Marathon Oil Corp 2.800% due 11/01/22	3,525,000	3,583,646
MPLX LP 2.785% (USD LIBOR + 0.900%) due 09/09/21 §	500,000	501,581
2.985% (USD LIBOR + 1.100%) due 09/09/22 §	1,550,000	1,556,352
Occidental Petroleum Corp 2.600% due 08/13/21	1,795,000	1,808,528
2.700% due 08/15/22	1,705,000	1,722,965
Plains All American Pipeline LP 5.000% due 02/01/21	1,600,000	1,636,952
PTTEP Canada International Finance Ltd (Cayman Islands) 5.692% due 04/05/21 ~	720,000	749,544
Sabine Pass Liquefaction LLC 5.625% due 02/01/21	5,150,000	5,293,850
Saudi Arabian Oil Co (Saudi Arabia) 2.750% due 04/16/22 ~	3,415,000	3,452,894
Schlumberger Holdings Corp 3.750% due 05/01/24 ~	1,595,000	1,680,603
Spectra Energy Partners LP 4.600% due 06/15/21	1,870,000	1,925,957
The Williams Cos Inc 3.350% due 08/15/22	875,000	896,361
3.700% due 01/15/23	3,835,000	3,972,157
Western Midstream Operating LP 4.000% due 07/01/22	3,155,000	3,233,612

		65,955,211

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Financial - 19.5%

ABN AMRO Bank NV (Netherlands) 2.489% (USD LIBOR + 0.570%) due 08/27/21 § ~	$2,605,000	$2,616,238
AerCap Ireland Capital DAC (Ireland) 3.950% due 02/01/22	2,875,000	2,970,380
4.450% due 12/16/21	2,895,000	3,017,289
AIA Group Ltd (Hong Kong) 2.428% (USD LIBOR + 0.520%) due 09/20/21 § ~	2,060,000	2,061,766
Air Lease Corp 2.250% due 01/15/23	1,480,000	1,481,464
2.500% due 03/01/21	950,000	954,423
3.500% due 01/15/22	900,000	924,846
American Campus Communities Operating Partnership LP REIT 3.350% due 10/01/20	1,840,000	1,855,422
American Express Co 3.000% due 02/22/21	2,810,000	2,843,758
American International Group Inc 4.875% due 06/01/22	1,420,000	1,515,793
6.400% due 12/15/20	1,180,000	1,228,936
American Tower Corp REIT 3.450% due 09/15/21	2,385,000	2,439,833
Aon Corp 2.200% due 11/15/22	715,000	718,461
Aon PLC 2.800% due 03/15/21	4,175,000	4,218,043
Avolon Holdings Funding Ltd (Cayman) 3.625% due 05/01/22 ~	2,800,000	2,872,380
3.950% due 07/01/24 ~	560,000	584,276
5.125% due 10/01/23 ~	1,890,000	2,042,703
Banco Santander Chile (Chile) 2.500% due 12/15/20 ~	6,120,000	6,125,508
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico) 4.125% due 11/09/22 ~	3,500,000	3,644,410
Bank of America Corp 2.314% (USD LIBOR + 0.380%) due 01/23/22 §	2,900,000	2,903,863
2.503% due 10/21/22	2,000,000	2,020,009
2.597% (USD LIBOR + 0.650%) due 06/25/22 §	2,975,000	2,991,816
3.126% (USD LIBOR + 1.160%) due 01/20/23 §	4,085,000	4,145,932
Banque Federative du Credit Mutuel SA (France) 2.125% due 11/21/22 ~	2,480,000	2,483,112
Barclays Bank PLC (United Kingdom) 2.650% due 01/11/21	3,165,000	3,185,886
Barclays PLC (United Kingdom) 3.635% (USD LIBOR + 1.625%) due 01/10/23 §	2,985,000	3,024,129
BDO Unibank Inc (Philippines) 2.950% due 03/06/23 ~	3,700,000	3,739,807
BPCE SA (France) 3.119% (USD LIBOR + 1.220%) due 05/22/22 § ~	815,000	827,318
Brixmor Operating Partnership LP REIT 3.875% due 08/15/22	455,000	473,986
Capital One Financial Corp 2.400% due 10/30/20	1,375,000	1,379,373
3.200% due 01/30/23	1,335,000	1,372,611
3.500% due 06/15/23	965,000	1,002,818
3.900% due 01/29/24	1,290,000	1,368,051
Capital One NA 2.150% due 09/06/22	2,210,000	2,214,252
2.250% due 09/13/21	750,000	753,367

	Principal Amount	Value
Citibank NA 2.844% due 05/20/22	$2,610,000	$2,641,912
Citigroup Inc 2.312% due 11/04/22	2,255,000	2,262,153
2.700% due 03/30/21	1,720,000	1,736,374
2.900% due 12/08/21	4,145,000	4,213,408
Citizens Bank NA 2.250% due 10/30/20	470,000	471,520
2.550% due 05/13/21	1,035,000	1,042,988
3.250% due 02/14/22	2,345,000	2,402,924
Cooperatieve Rabobank UA (Netherlands) 3.950% due 11/09/22	2,255,000	2,357,896
Credit Suisse AG (Switzerland) 2.100% due 11/12/21	2,520,000	2,531,866
Crown Castle International Corp REIT 2.250% due 09/01/21	5,895,000	5,912,026
3.400% due 02/15/21	1,175,000	1,191,045
Danske Bank AS (Denmark) 2.200% due 03/02/20 ~	3,945,000	3,944,935
3.001% due 09/20/22 ~	2,585,000	2,605,591
5.000% due 01/12/22 ~	1,835,000	1,926,628
Deutsche Bank AG (Germany) 2.950% due 08/20/20	1,655,000	1,659,034
3.150% due 01/22/21	1,875,000	1,883,647
3.192% (USD LIBOR + 1.290%) due 02/04/21 §	2,190,000	2,194,000
3.375% due 05/12/21	225,000	227,378
Discover Bank 3.100% due 06/04/20	4,865,000	4,883,407
3.200% due 08/09/21	380,000	386,652
7.000% due 04/15/20	5,550,000	5,624,743
First Niagara Financial Group Inc 7.250% due 12/15/21	1,140,000	1,248,609
GE Capital International Funding Co Unlimited Co 2.342% due 11/15/20	8,565,000	8,573,259
Highwoods Realty LP REIT 3.625% due 01/15/23	1,305,000	1,348,051
HSBC Bank USA NA 4.875% due 08/24/20	3,640,000	3,703,113
HSBC Holdings PLC (United Kingdom) 2.537% (USD LIBOR + 0.650%) due 09/11/21 §	2,685,000	2,691,175
2.950% due 05/25/21	3,220,000	3,260,978
ING Groep NV (Netherlands) 3.111% (USD LIBOR + 1.150%) due 03/29/22 §	1,970,000	1,997,500
JPMorgan Chase & Co 2.435% (USD LIBOR + 0.550%) due 03/09/21 §	3,990,000	3,991,434
JPMorgan Chase Bank NA 2.604% due 02/01/21	1,580,000	1,580,841
KeyBank NA 3.300% due 02/01/22	3,200,000	3,287,319
Marsh & McLennan Cos Inc 3.875% due 03/15/24	1,115,000	1,189,239
Mitsubishi UFJ Financial Group Inc (Japan) 2.586% (USD LIBOR + 0.650%) due 07/26/21 §	655,000	658,042
2.796% (USD LIBOR + 0.860%) due 07/26/23 §	1,065,000	1,073,401
3.218% due 03/07/22	6,185,000	6,336,447
Morgan Stanley 2.451% (USD LIBOR + 0.550%) due 02/10/21 §	4,275,000	4,277,128
2.750% due 05/19/22	2,005,000	2,041,737
5.500% due 07/24/20	1,900,000	1,938,518
Park Aerospace Holdings Ltd (Ireland) 5.250% due 08/15/22 ~	1,550,000	1,655,729
Regions Bank 2.289% (USD LIBOR + 0.380%) due 04/01/21 §	4,645,000	4,646,918

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Reinsurance Group of America Inc 5.000% due 06/01/21	$410,000	$425,874
Santander UK Group Holdings PLC (United Kingdom) 2.875% due 10/16/20	4,190,000	4,213,611
Santander UK PLC (United Kingdom) 2.125% due 11/03/20	1,225,000	1,226,566
SBA Tower Trust REIT 2.836% due 01/15/25 ~	1,725,000	1,744,044
3.168% due 04/09/47 ~	2,360,000	2,385,421
3.448% due 03/15/48 ~	2,920,000	3,009,107
Standard Chartered PLC (United Kingdom) 2.744% due 09/10/22 ~	1,570,000	1,580,972
3.116% (USD LIBOR + 1.150%) due 01/20/23 § ~	1,460,000	1,470,055
Swedbank AB (Sweden) 2.650% due 03/10/21 ~	2,450,000	2,468,165
Synchrony Bank 3.000% due 06/15/22	705,000	718,716
Synchrony Financial 2.700% due 02/03/20	8,353,000	8,356,021
2.850% due 07/25/22	6,027,000	6,100,724
The Goldman Sachs Group Inc 2.875% due 02/25/21	3,085,000	3,116,038
3.046% (USD LIBOR + 1.110%) due 04/26/22 §	3,080,000	3,111,477
5.750% due 01/24/22	2,010,000	2,157,547
Trinity Acquisition PLC 3.500% due 09/15/21	1,045,000	1,064,991
Truist Bank 2.800% due 05/17/22	2,035,000	2,073,531
UBS Group AG (Switzerland) 2.950% due 09/24/20 ~	3,815,000	3,842,077
3.000% due 04/15/21 ~	2,670,000	2,705,709
3.130% (USD LIBOR + 1.220%) due 05/23/23 § ~	3,105,000	3,149,752
US Bank NA 2.256% (USD LIBOR + 0.320%) due 04/26/21 §	2,590,000	2,596,877
Ventas Realty LP REIT 3.100% due 01/15/23	455,000	465,746
Wells Fargo & Co 3.500% due 03/08/22	1,290,000	1,332,457
Wells Fargo Bank NA 2.082% due 09/09/22	2,020,000	2,023,509
3.325% due 07/23/21	3,120,000	3,144,734
Willis Towers Watson PLC 5.750% due 03/15/21	3,592,000	3,743,977

		253,829,522

Industrial - 4.3%

Avnet Inc 3.750% due 12/01/21	1,520,000	1,559,990
Boral Finance Pty Ltd (Australia) 3.000% due 11/01/22 ~	475,000	476,881
CNH Industrial Capital LLC 3.875% due 10/15/21	3,305,000	3,400,979
4.375% due 11/06/20	4,164,000	4,236,870
DAE Funding LLC (United Arab Emirates) 5.250% due 11/15/21 ~	3,080,000	3,202,430
Eagle Materials Inc 4.500% due 08/01/26	2,175,000	2,257,980
Eastern Creation II Investment Holdings Ltd (China) 2.750% due 09/26/20 ~	2,220,000	2,224,456
GATX Corp 2.600% due 03/30/20	1,815,000	1,816,176
General Electric Co 2.700% due 10/09/22	2,015,000	2,042,448
3.150% due 09/07/22	970,000	991,491
3.450% due 05/15/24	905,000	939,519
4.650% due 10/17/21	1,760,000	1,834,953
5.300% due 02/11/21	235,000	242,398

	Principal Amount	Value
Jabil Inc 5.625% due 12/15/20	$1,025,000	$1,058,408
Martin Marietta Materials Inc 2.549% (USD LIBOR + 0.650%) due 05/22/20 §	4,200,000	4,205,169
Northrop Grumman Corp 2.550% due 10/15/22	1,445,000	1,466,613
Penske Truck Leasing Co LP 3.300% due 04/01/21 ~	5,780,000	5,867,382
3.650% due 07/29/21 ~	580,000	593,393
Republic Services Inc 2.500% due 08/15/24	1,575,000	1,593,324
Roper Technologies Inc 2.350% due 09/15/24	670,000	673,966
3.000% due 12/15/20	435,000	438,759
3.125% due 11/15/22	2,755,000	2,823,825
3.650% due 09/15/23	695,000	729,754
SMBC Aviation Capital Finance DAC (Ireland) 2.650% due 07/15/21 ~	500,000	503,519
3.550% due 04/15/24 ~	695,000	721,826
4.125% due 07/15/23 ~	311,000	327,234
United Technologies Corp 2.554% (USD LIBOR + 0.650%) due 08/16/21 §	1,225,000	1,225,164
Vulcan Materials Co 2.494% (USD LIBOR + 0.600%) due 06/15/20 §	2,820,000	2,823,112
2.557% (USD LIBOR + 0.650%) due 03/01/21 §	5,380,000	5,391,568

		55,669,587

Technology - 2.0%

Apple Inc 2.400% due 05/03/23	1,340,000	1,362,809
Broadcom Corp 2.200% due 01/15/21	3,210,000	3,212,666
2.375% due 01/15/20	3,905,000	3,905,207
3.000% due 01/15/22	2,530,000	2,567,226
Fiserv Inc 2.750% due 07/01/24	3,345,000	3,405,021
International Business Machines Corp 2.850% due 05/13/22	2,810,000	2,871,660
Microchip Technology Inc 3.922% due 06/01/21	3,815,000	3,901,992
NXP BV (Netherlands) 3.875% due 09/01/22 ~	1,210,000	1,255,583
4.125% due 06/01/21 ~	1,260,000	1,292,016
4.625% due 06/01/23 ~	2,050,000	2,191,910
Xerox Corp 2.800% due 05/15/20	724,000	726,091

		26,692,181

Utilities - 2.9%

American Electric Power Co Inc 3.650% due 12/01/21	280,000	288,884
CenterPoint Energy Inc 3.600% due 11/01/21	740,000	759,299
Dominion Energy Inc 2.579% due 07/01/20	1,895,000	1,899,107
Edison International 2.125% due 04/15/20	2,980,000	2,981,873
3.125% due 11/15/22	1,140,000	1,158,035
EDP Finance BV (Portugal) 4.125% due 01/15/20 ~	679,000	679,103
Enel Finance International NV (Italy) 2.875% due 05/25/22 ~	4,165,000	4,218,201
Exelon Corp 2.850% due 06/15/20	5,000,000	5,011,467
FirstEnergy Corp 2.850% due 07/15/22	3,135,000	3,185,645

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Israel Electric Corp Ltd (Israel) 5.000% due 11/12/24 ~	$1,750,000	$1,928,001
6.875% due 06/21/23 ~	565,000	642,803
NextEra Energy Capital Holdings Inc 2.464% (USD LIBOR + 0.550%) due 08/28/21 §	2,085,000	2,085,369
NRG Energy Inc 3.750% due 06/15/24 ~	1,125,000	1,163,270
San Diego Gas & Electric Co 1.914% due 02/01/22	705,367	702,861
Sempra Energy 2.400% due 03/15/20	4,180,000	4,180,420
2.501% (USD LIBOR + 0.500%) due 01/15/21 §	1,103,000	1,103,203
2.875% due 10/01/22	145,000	147,725
Vistra OperationS Co LLC 3.550% due 07/15/24 ~	5,315,000	5,385,117

		37,520,383

Total Corporate Bonds & Notes (Cost $688,329,307)		696,034,274

MORTGAGE-BACKED SECURITIES - 16.3%

Collateralized Mortgage Obligations - Commercial - 2.7%

BAMLL Commercial Mortgage Securities Trust 2.590% (USD LIBOR + 0.850%) due 09/15/34 § ~	4,770,000	4,758,648
3.490% due 04/14/33 ~	1,775,000	1,838,300
Banc of America Commercial Mortgage Trust 1.957% due 02/15/50	356,345	355,305
Bank 2.056% due 11/15/62	975,000	974,873
2.263% due 08/15/61	912,604	916,826
CD Mortgage Trust 1.965% due 02/10/50	337,204	336,702
CGDB Commercial Mortgage Trust 3.390% (USD LIBOR + 1.650%) due 11/15/36 § ~	2,615,000	2,614,429
Credit Suisse Mortgage Capital Certificates 3.170% (USD LIBOR + 1.430%) due 05/15/36 § ~	2,140,000	2,143,735
3.340% (USD LIBOR + 1.600%) due 05/15/36 § ~	1,575,000	1,578,214
CSAIL Commercial Mortgage Trust 1.717% due 08/15/48	98,001	97,859
2.360% due 06/15/52	1,136,459	1,143,468
Fontainebleau Miami Beach Trust 3.750% due 12/10/36 ~	2,460,000	2,520,480
Great Wolf Trust 3.355% (USD LIBOR + 1.633%) due 12/15/29 § ~	1,055,000	1,054,765
InTown Hotel Portfolio Trust 2.440% (USD LIBOR + 0.700%) due 01/15/33 § ~	835,000	832,982
2.990% (USD LIBOR + 1.250%) due 01/15/33 § ~	685,000	683,469
JP Morgan Chase Commercial Mortgage Securities Trust 3.090% (USD LIBOR + 1.350%) due 09/15/29 § ~	3,240,000	3,244,029
3.340% (USD LIBOR + 1.600%) due 09/15/29 § ~	1,025,000	1,026,313
4.388% due 07/15/46 ~	1,053,375	1,074,635
Morgan Stanley Bank of America Merrill Lynch Trust 4.110% due 10/15/47 §	775,000	824,223

	Principal Amount	Value
New Orleans Hotel Trust 3.029% (USD LIBOR + 1.289%) due 04/15/32 § ~	$3,355,000	$3,350,306
RETL 2.890% (USD LIBOR + 1.150%) due 03/15/36 § ~	690,189	691,329
SLIDE 3.590% (USD LIBOR + 1.850%) due 06/15/31 § ~	1,295,034	1,297,434
WFRBS Commercial Mortgage Trust 4.697% due 04/15/45	1,590,000	1,657,719

		35,016,043

Collateralized Mortgage Obligations - Residential - 8.1%

Angel Oak Mortgage Trust 3.920% due 11/25/48 § ~	5,028,082	5,115,463
COLT Mortgage Loan Trust 2.764% due 08/25/49 § ~	2,768,224	2,771,373
2.930% due 02/25/48 § ~	360,627	361,722
3.084% due 02/25/48 § ~	128,971	129,373
3.337% due 05/25/49 § ~	1,062,727	1,065,375
3.470% due 07/27/48 § ~	1,112,440	1,117,946
3.542% due 07/27/48 § ~	538,729	541,453
3.705% due 03/25/49 § ~	5,289,516	5,332,047
3.763% due 10/26/48 § ~	545,556	549,721
4.006% due 12/28/48 § ~	728,500	733,106
Connecticut Avenue Securities Trust 2.542% (USD LIBOR + 0.750%) due 09/25/31 § ~	301,594	301,645
2.542% (USD LIBOR + 0.750%) due 06/25/39 § ~	844,576	844,793
2.542% (USD LIBOR + 0.750%) due 07/25/39 § ~	1,026,754	1,027,040
2.542% (USD LIBOR + 0.750%) due 09/25/39 § ~	1,269,964	1,270,680
Deephave Residential Mortgage Trust 3.763% due 04/25/59 § ~	1,173,553	1,182,794
3.921% due 04/25/59 § ~	810,000	822,311
Deephaven Residential Mortgage Trust 2.577% due 10/25/47 § ~	1,087,936	1,089,989
2.711% due 10/25/47 § ~	92,487	92,668
2.813% due 10/25/47 § ~	86,402	86,567
2.976% due 12/25/57 § ~	989,786	991,585
3.485% due 12/26/46 § ~	214,359	214,676
3.963% due 08/25/58 § ~	96,290	97,073
Ellington Financial Mortgage Trust 2.739% due 11/25/59 § ~	1,144,131	1,146,112
Fannie Mae Connecticut Avenue Securities 2.472% (USD LIBOR + 0.680%) due 10/25/30 §	583,217	583,461
2.512% (USD LIBOR + 0.720%) due 01/25/31 §	1,621,150	1,621,814
2.892% (USD LIBOR + 1.100%) due 11/25/29 §	2,985,000	2,973,070
3.142% (USD LIBOR + 1.350%) due 09/25/29 §	1,620,000	1,622,595
Fannie Mae REMICS 3.000% due 11/25/47	4,032,852	4,184,029
4.000% due 06/25/44	702,752	726,389
Flagstar Mortgage Trust 4.000% due 09/25/48 § ~	2,767,333	2,825,760
Freddie Mac REMICS 7.000% due 09/15/30	238,597	267,649
Freddie Mac Structured Agency Credit Risk Debt Notes 2.522% (USD LIBOR + 0.730%) due 07/25/49 § ~	462,268	462,346
2.542% (USD LIBOR + 0.750%) due 10/25/48 § ~	936,088	936,367
2.562% (USD LIBOR + 0.770%) due 11/25/49 § ~	1,040,000	1,040,647

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
2.992% (USD LIBOR + 1.200%) due 10/25/29 §	$1,079,982	$1,084,049
3.192% (USD LIBOR + 1.400%) due 02/25/49 § ~	1,155,000	1,156,083
3.813% due 05/25/48 § ~	430,624	431,095
3.984% due 09/25/47 § ~	185,292	185,809
4.152% due 08/25/48 § ~	281,849	282,795
Freddie Mac Whole Loan Securities Trust 3.601% due 10/25/46 §	1,381,850	1,390,619
3.822% due 05/25/47 § ~	512,089	514,964
Galton Funding Mortgage Trust 3.339% due 10/25/59 § ~	680,000	681,815
3.500% due 11/25/57 § ~	1,764,461	1,777,303
4.000% due 02/25/59 § ~	2,525,833	2,552,416
Government National Mortgage Association 2.065% (USD LIBOR + 0.300%) due 09/20/48 §	512,428	510,603
GS Mortgage-Backed Securities Trust 2.455% due 07/25/44 § ~	151,265	151,572
Homeward Opportunities Fund I Trust 2.675% due 11/25/59 § ~	1,889,277	1,888,043
3.454% due 01/25/59 § ~	2,268,165	2,285,865
3.606% due 01/25/59 § ~	1,452,225	1,463,502
3.766% due 06/25/48 § ~	1,020,972	1,029,934
3.897% due 06/25/48 § ~	816,777	824,191
New Residential Mortgage Loan Trust 2.710% due 11/25/59 § ~	2,172,760	2,177,711
2.802% due 07/25/49 § ~	2,184,128	2,188,770
3.086% due 07/25/49 § ~	860,141	861,132
3.986% due 11/25/48 § ~	1,710,415	1,729,977
OBX Trust 2.692% (USD LIBOR + 0.900%) due 06/25/59 § ~	1,351,974	1,355,353
2.992% (USD LIBOR + 1.200%) due 06/25/59 § ~	1,135,486	1,140,081
Sequoia Mortgage Trust 3.500% due 02/25/48 § ~	2,577,762	2,591,954
4.000% due 06/25/48 § ~	1,624,481	1,659,967
4.000% due 08/25/48 § ~	2,501,356	2,555,150
4.000% due 10/25/48 § ~	685,036	697,004
4.500% due 08/25/48 § ~	617,457	636,884
STACR Trust 2.542% (USD LIBOR + 0.750%) due 09/25/48 § ~	1,083,527	1,084,256
2.592% (USD LIBOR + 0.800%) due 12/25/30 § ~	1,918,321	1,919,975
2.642% (USD LIBOR + 0.850%) due 02/25/47 § ~	88,218	88,227
3.042% (USD LIBOR + 1.250%) due 02/25/47 § ~	1,105,000	1,107,119
Starwood Mortgage Residential Trust 2.610% due 09/27/49 § ~	346,302	345,064
2.916% due 09/27/49 § ~	774,370	771,634
2.941% due 06/25/49 § ~	1,774,574	1,778,071
3.299% due 06/25/49 § ~	1,207,757	1,211,129
3.468% due 02/25/49 § ~	817,894	824,997
Verus Securitization Trust 2.913% due 07/25/59 § ~	2,849,965	2,858,021
2.929% due 02/25/48 § ~	489,814	491,078
3.100% due 11/25/59 § ~	1,245,476	1,242,967
3.117% due 07/25/59 § ~	1,708,152	1,712,958
3.211% due 05/25/59 § ~	1,629,782	1,641,461
3.402% due 12/25/59 § ~	681,076	686,639
3.677% due 06/01/58 § ~	1,230,248	1,240,190
3.779% due 06/01/58 § ~	328,988	331,734
3.830% due 06/01/58 § ~	207,345	209,104
3.836% due 02/25/59 § ~	4,109,709	4,156,520
4.034% due 12/25/59 § ~	415,000	421,230
4.108% due 10/25/58 § ~	1,544,100	1,563,201

		105,619,855

	Principal Amount	Value
Fannie Mae - 3.7%

3.500% due 04/01/34 - 11/01/47	$12,792,626	$13,307,312
3.851% (USD LIBOR + 1.547%) due 01/01/35 §	5,942	6,153
4.000% due 03/01/41 - 11/01/49	4,523,043	4,718,499
4.500% due 05/01/25 - 11/01/49	13,781,128	14,593,534
4.554% (USD LIBOR + 1.622%) due 04/01/33 §	31,447	32,342
4.625% (USD LIBOR + 1.750%) due 05/01/33 §	39,082	39,405
4.648% (USD LIBOR + 1.567%) due 02/01/33 §	68,292	71,519
4.668% (UST + 2.261%) due 06/01/33 §	498,457	527,743
4.832% (UST + 2.258%) due 06/01/35 §	153,122	160,933
4.965% (UST + 2.215%) due 02/01/33 §	46,957	48,782
5.000% due 07/01/24 - 02/01/49	5,619,074	6,070,128
5.500% due 01/01/36 - 06/01/39	2,185,491	2,456,862
6.000% due 03/01/37 - 02/01/49	5,332,934	6,121,048
6.500% due 05/01/33	539,325	616,072
7.000% due 05/01/33 - 06/01/33	283,103	309,300

		49,079,632

Freddie Mac - 0.3%

4.220% (UST + 2.222%) due 09/01/35 §	537,920	569,920
4.500% due 12/01/49	621,819	656,373
4.701% (UST + 1.951%) due 02/01/35 §	100,572	105,488
4.729% (UST + 2.250%) due 08/01/35 §	423,682	448,269
4.798% (USD LIBOR + 1.725%) due 03/01/35 §	274,645	289,380
5.500% due 07/01/38 - 06/01/41	536,632	602,331
7.000% due 03/01/39	338,098	393,201
7.500% due 06/01/38	348,471	404,314

		3,469,276

Government National Mortgage Association - 1.5%

3.250% (UST + 1.500%) due 09/20/34 §	553,220	572,768
4.000% (UST + 1.500%) due 01/20/35 §	794,768	825,344
4.000% due 08/20/48 - 11/20/49	2,536,616	2,637,986
4.500% due 01/20/48 - 06/20/49	3,315,983	3,476,022
5.000% due 12/20/34 - 05/20/48	6,059,818	6,496,966
5.500% due 07/15/20 - 02/20/49	4,662,808	5,045,698
6.000% due 01/15/22 - 07/15/36	640,848	699,436

		19,754,220

Total Mortgage-Backed Securities (Cost $211,463,751)		212,939,026

ASSET-BACKED SECURITIES - 16.0%

Allegro CLO III Ltd (Cayman) 2.780% (USD LIBOR + 0.840%) due 07/25/27 § ~	1,214,560	1,214,277
Ally Auto Receivables Trust 2.460% due 09/15/22	405,000	406,038
2.930% due 11/15/23	565,000	568,150
Ally Master Owner Trust 3.300% due 07/17/23	1,055,000	1,075,873
American Express Credit Account Master Trust 3.070% due 10/15/24	6,695,000	6,841,221
AmeriCredit Automobile Receivables Trust 2.240% due 04/08/22	8,815,000	8,818,267
2.240% due 06/19/23	1,415,000	1,417,316

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
2.690% due 06/19/23	$1,500,000	$1,514,818
2.710% due 08/18/22	665,000	669,123
2.710% due 09/08/22	2,880,000	2,897,586
3.080% due 12/18/23	4,700,000	4,774,678
3.340% due 08/08/21	1,819,966	1,821,566
3.820% due 03/18/24	6,575,000	6,805,963
Applebee’s Funding LLC 4.194% due 06/07/49 ~	1,265,000	1,283,988
ARI Fleet Lease Trust 1.910% due 04/15/26 ~	412,704	412,301
2.550% due 10/15/26 ~	954,334	955,390
Ascentium Equipment Receivables Trust 2.290% due 06/10/21 ~	412,585	412,918
2.920% due 12/10/20 ~	125,232	125,333
Avis Budget Rental Car Funding AESOP LLC 2.500% due 07/20/21 ~	2,225,000	2,227,772
2.990% due 06/20/22 ~	995,000	1,005,709
3.350% due 09/22/25 ~	1,355,000	1,398,310
3.410% due 09/20/23 ~	1,135,000	1,154,757
3.700% due 03/20/23 ~	625,000	637,003
4.530% due 03/20/23 ~	850,000	871,784
Bayview Mortgage Fund IVc Trust 3.500% due 01/28/58 § ~	4,154,205	4,198,698
Bayview Opportunity Master Fund IVa Trust 3.500% due 06/28/57 § ~	3,557,356	3,623,347
Bayview Opportunity Master Fund IVb Trust 3.500% due 01/28/55 § ~	1,829,839	1,854,601
3.500% due 08/28/57 § ~	3,230,842	3,275,434
BlueMountain CLO Ltd (Cayman) 2.933% (USD LIBOR + 0.930%) due 07/18/27 § ~	2,385,000	2,382,921
BRE Grand Islander Timeshare Issuer LLC 3.280% due 09/26/33 ~	689,656	703,917
Capital Auto Receivables Asset Trust 2.430% due 05/20/22 ~	520,000	521,553
2.650% due 01/20/24	5,000,000	5,009,028
2.700% due 09/20/22 ~	835,000	841,391
3.480% due 10/20/23 ~	585,000	591,793
3.690% due 12/20/23 ~	740,000	750,860
Capital One Multi-Asset Execution Trust 1.720% due 08/15/24	1,315,000	1,311,109
CBAM Ltd (Cayman) 3.281% (USD LIBOR + 1.280%) due 02/12/30 § ~	5,835,000	5,846,805
CNH Equipment Trust 3.010% due 04/15/24	1,495,000	1,522,749
3.470% due 10/15/25	795,000	814,585
Cole Park CLO Ltd (Cayman) 3.016% (USD LIBOR + 1.050%) due 10/20/28 § ~	2,540,000	2,536,996
Elara HGV Timeshare Issuer LLC 2.530% due 02/25/27 ~	249,390	249,597
2.690% due 03/25/30 ~	741,589	746,343
Enterprise Fleet Financing LLC 2.130% due 07/20/22 ~	97,337	97,340
Ford Credit Auto Owner Trust 3.520% due 07/15/30 ~	4,155,000	4,363,453
GM Financial Automobile Leasing Trust 2.730% due 09/20/21	1,055,000	1,056,152
3.110% due 12/20/21	1,380,000	1,386,901
3.370% due 10/20/22	3,420,000	3,438,670
3.500% due 04/20/22	775,000	782,554
3.560% due 12/20/22	2,140,000	2,170,715
GMF Floorplan Owner Revolving Trust 2.630% due 07/15/22 ~	1,750,000	1,752,280
2.700% due 04/15/24 ~	1,490,000	1,500,109
2.970% due 01/18/22 ~	4,855,000	4,855,955
Golub Capital Partners CLO (Cayman) 3.116% (USD LIBOR + 1.150%) due 10/20/28 § ~	1,495,000	1,493,617

	Principal Amount	Value
GreatAmerica Leasing Receivables Funding LLC 2.600% due 06/15/21 ~	$1,126,525	$1,129,250
Halcyon Loan Advisors Funding Ltd (Cayman) 3.653% (USD LIBOR + 1.700%) due 10/22/25 § ~	2,645,000	2,651,727
Hardee’s Funding LLC 4.250% due 06/20/48 ~	1,517,296	1,527,993
Hilton Grand Vacations Trust 1.770% due 11/25/26 ~	396,949	395,912
2.660% due 12/26/28 ~	301,683	302,969
2.960% due 12/26/28 ~	206,079	206,894
Hyundai Auto Receivables Trust 2.380% due 04/17/23	895,000	897,529
2.940% due 05/15/25	1,340,000	1,364,994
Madison Park Funding XVIII Ltd (Cayman) 3.156% (USD LIBOR + 1.190%) due 10/21/30 § ~	3,245,000	3,248,771
Madison Park Funding XXXVII Ltd (Cayman) 3.603% (USD LIBOR + 1.300%) due 07/15/32 § ~	925,000	928,443
Mill City Mortgage Loan Trust 2.500% due 04/25/57 § ~	365,176	365,365
MMAF Equipment Finance LLC 3.200% due 09/12/22 ~	2,010,000	2,033,144
MVW Owner Trust 2.150% due 04/22/30 ~	118,801	118,772
2.250% due 09/22/31 ~	465,842	465,336
2.420% due 12/20/34 ~	412,490	413,443
2.520% due 12/20/32 ~	137,101	137,055
2.750% due 12/20/34 ~	140,470	140,472
2.990% due 12/20/34 ~	379,045	377,596
Navient Private Education Refi Loan Trust 2.390% due 05/15/68 ~	799,198	800,696
2.530% due 02/18/42 ~	838,808	838,975
2.820% due 02/15/68 ~	1,990,557	2,001,715
Navient Student Loan Trust 2.062% (USD LIBOR + 0.270%) due 02/27/68 § ~	4,621,390	4,625,811
Neuberger Berman CLO XVI-S Ltd (Cayman) 2.851% (USD LIBOR + 0.850%) due 01/15/28 § ~	3,250,000	3,249,984
OCP CLO Ltd (Cayman) 2.756% (USD LIBOR + 0.820%) due 10/26/27 § ~	4,900,000	4,900,466
3.086% (USD LIBOR + 1.120%) due 07/20/29 § ~	4,175,000	4,153,632
OZLM VIII Ltd (Cayman) 3.172% (USD LIBOR + 1.170%) due 10/17/29 § ~	1,610,000	1,604,182
Planet Fitness Master Issuer LLC 4.262% due 09/05/48 ~	1,940,438	1,977,738
Santander Drive Auto Receivables Trust 2.190% due 03/15/22	118,473	118,467
2.580% due 05/16/22	172,490	172,616
2.790% due 01/16/24	1,115,000	1,125,600
2.960% due 03/15/24	7,720,000	7,762,463
3.210% due 09/15/23	1,680,000	1,694,254
3.270% due 01/17/23	455,000	456,690
3.350% due 07/17/23	835,000	843,782
3.520% due 12/15/22	1,275,000	1,281,959
3.530% due 08/16/21	863,342	864,843
3.650% due 12/15/21	754,301	756,087
4.020% due 04/15/22	1,905,000	1,916,907
Santander Retail Auto Lease Trust 2.770% due 06/20/22 ~	1,520,000	1,539,607
2.960% due 11/21/22 ~	1,115,000	1,119,514

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Sierra Timeshare Conduit Receivables Funding LLC 2.910% due 03/20/34 ~	$222,777	$224,601
Sierra Timeshare Receivables Funding LLC
2.330% due 07/20/33 ~	229,473	228,961
2.430% due 06/20/32 ~	267,819	267,711
2.430% due 10/20/33 ~	925,418	923,473
2.580% due 09/20/32 ~	315,529	316,064
SLM Student Loan Trust
2.192% (USD LIBOR + 0.400%) due 03/25/25 §	2,492,530	2,407,299
2.590% (USD LIBOR + 0.650%) due 01/25/22 §	2,473,152	2,433,734
3.440% (USD LIBOR + 1.500%) due 04/25/23 §	312,054	313,087
3.640% (USD LIBOR + 1.700%) due 07/25/23 §	406,032	408,985
SMB Private Education Loan Trust
2.460% (USD LIBOR + 0.720%) due 01/15/37 § ~	4,015,000	3,988,066
2.740% (USD LIBOR + 1.000%) due 06/15/27 § ~	824,967	826,985
3.240% (USD LIBOR + 1.500%) due 04/15/32 § ~	2,250,000	2,269,284
Synchrony Card Funding LLC 2.340% due 06/15/25	3,455,000	3,487,677
Synchrony Credit Card Master Note Trust 2.640% due 03/15/23	3,545,000	3,545,817
Towd Point Mortgage Trust
2.750% due 02/25/55 § ~	320,279	321,207
2.750% due 08/25/55 § ~	543,100	545,574
3.000% due 02/25/55 § ~	466,407	468,477
3.250% due 07/25/58 § ~	2,536,772	2,592,807
3.750% due 05/25/58 § ~	1,035,493	1,076,511
Toyota Auto Receivables Owner Trust 3.000% due 05/15/24	8,360,000	8,591,122
Verizon Owner Trust
2.530% due 04/20/22 ~	2,075,000	2,079,343
2.650% due 09/20/21 ~	865,000	866,782
Volvo Financial Equipment Master Owner Trust 2.240% (USD LIBOR + 0.500%) due 11/15/22 § ~	830,000	832,275

Total Asset-Backed Securities (Cost $207,193,828)		208,517,109

U.S. TREASURY OBLIGATIONS - 13.8%

U.S. Treasury Notes - 13.8%

1.375% due 10/15/22	10,000,000	9,935,283
1.500% due 09/15/22	22,065,000	22,006,391
1.625% due 12/15/22	16,260,000	16,267,721
1.750% due 06/15/22	14,130,000	14,183,775
1.750% due 07/15/22	33,145,000	33,264,536
2.125% due 05/15/22	13,980,000	14,149,939
2.250% due 04/15/22	12,120,000	12,295,795
2.375% due 03/15/22 ‡	32,905,000	33,468,562
2.625% due 12/31/23	20,305,000	21,049,575
2.875% due 11/30/23	3,305,000	3,454,932

		180,076,509

Total U.S. Treasury Obligations (Cost $178,697,234)		180,076,509

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 1.9%

Commercial Paper - 0.2%

Ford Motor Credit Co
2.975% due 08/04/20	$1,115,000	$1,096,282
3.296% due 07/27/20	1,445,000	1,421,871

		2,518,153

Repurchase Agreement - 1.7%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $21,983,044; collateralized by U.S. Treasury Notes: 3.125% due 11/15/28 and value $22,422,714)	21,982,739	21,982,739

Total Short-Term Investments (Cost $24,497,374)		24,500,892

TOTAL INVESTMENTS - 101.4% (Cost $1,310,181,494)		1,322,067,810

DERIVATIVES - 0.0%		239,744

OTHER ASSETS & LIABILITIES, NET - (1.4%)		(19,114,833)

NET ASSETS - 100.0%		$1,303,192,721

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	53.4%
Mortgage-Backed Securities	16.3%
Asset-Backed Securities	16.0%
U.S. Treasury Obligations	13.8%
Others (each less than 3.0%)	1.9%

	101.4%
Derivatives	0.0%
Other Assets & Liabilities, Net	(1.4%	)

	100.0%

(b)	As of December 31, 2019, an investment with a value of $878,934 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(c)	Open futures contracts outstanding as of December 31, 2019 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	03/20	1,825	$393,813,199	$393,287,500	($525,699)
U.S. Treasury Ultra 10-Year Notes	03/20	23	3,274,658	3,236,172	(38,486)

					(564,185)

Short Futures Outstanding
U.S. Treasury 5-Year Notes	03/20	513	61,124,933	60,846,609	278,324
U.S. Treasury 10-Year Notes	03/20	366	47,528,012	47,002,407	525,605

					803,929

Total Futures Contracts					$239,744

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$696,034,274	$-	$696,034,274	$-
	Mortgage-Backed Securities	212,939,026	-	212,939,026	-
	Asset-Backed Securities	208,517,109	-	208,517,109	-
	U.S. Treasury Obligations	180,076,509	-	180,076,509	-
	Short-Term Investments	24,500,892	-	24,500,892	-
	Derivatives:
	Interest Rate Contracts
	Futures	803,929	803,929	-	-

	Total Assets	1,322,871,739	803,929	1,322,067,810	-

Liabilities	Derivatives:
	Interest Rate Contracts
	Futures	(564,185)	(564,185)	-	-

	Total Liabilities	(564,185)	(564,185)	-	-

	Total	$1,322,307,554	$239,744	$1,322,067,810	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments

December 31, 2019

	Principal Amount	Value
CORPORATE BONDS & NOTES - 18.3%

Argentina - 0.2%

MSU Energy SA 6.875% due 02/01/25 ~	$1,400,000	$858,550
YPF SA 8.500% due 07/28/25 ~	525,000	495,036

		1,353,586

Azerbaijan - 0.7%

Southern Gas Corridor CJSC 6.875% due 03/24/26 ~	2,950,000	3,502,992
State Oil Co of the Azerbaijan Republic
4.750% due 03/13/23 ~	200,000	210,658
6.950% due 03/18/30 ~	1,660,000	2,041,981

		5,755,631

Bahrain - 0.3%

The Oil and Gas Holding Co BSCC
7.625% due 11/07/24 ~	960,000	1,116,750
8.375% due 11/07/28 ~	1,160,000	1,409,377

		2,526,127

Brazil - 1.3%

Braskem Netherlands Finance BV 5.875% due 01/31/50 ~	980,000	974,855
NBM US Holdings Inc 7.000% due 05/14/26 ~	700,000	759,768
Petrobras Global Finance BV
5.093% due 01/15/30 ~	982,000	1,053,450
6.850% due 06/05/15	1,425,000	1,633,328
6.875% due 01/20/40	1,160,000	1,363,226
Rede D’or Finance SARL 4.950% due 01/17/28 ~	260,000	269,584
Rumo Luxembourg SARL 5.875% due 01/18/25 ~	935,000	1,004,737
Vale Overseas Ltd
6.875% due 11/21/36	1,090,000	1,420,744
6.875% due 11/10/39	960,000	1,253,697
Votorantim Cimentos International SA 7.250% due 04/05/41 ~	225,000	286,244

		10,019,633

Chile - 1.6%

Banco del Estado de Chile 3.875% due 02/08/22 ~	730,000	752,325
Corp Nacional del Cobre de Chile
4.250% due 07/17/42 ~	753,000	788,271
4.375% due 02/05/49 ~	1,323,000	1,422,095
4.500% due 08/01/47 ~	1,049,000	1,148,464
4.875% due 11/04/44 ~	2,122,000	2,430,329
5.625% due 10/18/43 ~	1,651,000	2,072,726
Empresa Nacional del Petroleo
3.750% due 08/05/26 ~	870,000	891,004
4.500% due 09/14/47 ~	1,429,000	1,457,968
VTR Finance BV 6.875% due 01/15/24 ~	1,159,000	1,187,494

		12,150,676

China - 1.6%

Amber Circle Funding Ltd 3.250% due 12/04/22 ~	1,910,000	1,955,338
Central China Real Estate Ltd 8.750% due 01/23/21 ~	405,000	414,554
China Evergrande Group 7.500% due 06/28/23 ~	830,000	724,071
China Hongqiao Group Ltd 7.125% due 07/22/22 ~	300,000	273,375

	Principal Amount	Value
China SCE Group Holdings Ltd 5.875% due 03/10/22 ~	$610,000	$610,149
CIFI Holdings Group Co Ltd 6.875% due 04/23/21 ~	500,000	512,586
Country Garden Holdings Co Ltd 4.750% due 01/17/23 ~	550,000	555,434
Logan Property Holdings Co Ltd 5.250% due 02/23/23 ~	555,000	555,117
Scenery Journey Ltd 11.000% due 11/06/20 ~	775,000	792,438
Sinochem Overseas Capital Co Ltd
4.500% due 11/12/20 ~	1,723,000	1,754,031
6.300% due 11/12/40 ~	635,000	867,797
Sinopec Group Overseas Development 2012 Ltd 4.875% due 05/17/42 ~	880,000	1,062,860
Sunac China Holdings Ltd 7.950% due 08/08/22 ~	870,000	909,099
Times China Holdings Ltd 6.250% due 01/17/21 ~	545,000	551,388
Yuzhou Properties Co Ltd 6.375% due 03/06/21 ~	810,000	821,138

		12,359,375

Colombia - 0.6%

Banco de Bogota SA 6.250% due 05/12/26 ~	265,000	297,226
Bancolombia SA 4.625% due 12/18/29	970,000	985,762
Empresas Publicas de Medellin ESP 8.375% due 11/08/27 ~	COP 3,198,000,000	1,029,431
Millicom International Cellular SA
5.125% due 01/15/28 ~	$970,000	1,019,817
6.000% due 03/15/25 ~	485,000	503,995
6.625% due 10/15/26 ~	473,000	524,628

		4,360,859

Costa Rica - 0.1%

Banco Nacional de Costa Rica 6.250% due 11/01/23 ~	1,050,000	1,113,446

Georgia - 0.2%

Georgian Railway JSC 7.750% due 07/11/22 ~	930,000	1,021,214
TBC Bank JSC 5.750% due 06/19/24 ~	200,000	207,010

		1,228,224

India - 0.2%

Bharti Airtel Ltd 4.375% due 06/10/25 ~	1,070,000	1,091,229
Greenko Solar Mauritius Ltd 5.550% due 01/29/25 ~	400,000	407,449

		1,498,678

Indonesia - 1.8%

P.T. Indonesia Asahan Aluminium Persero
5.710% due 11/15/23 ~	1,178,000	1,301,034
6.757% due 11/15/48 ~	846,000	1,092,301
P.T. Pertamina Persero
6.000% due 05/03/42 ~	4,373,000	5,352,470
6.500% due 11/07/48 ~	611,000	802,477
P.T. Perusahaan Listrik Negara
5.250% due 05/15/47 ~	633,000	710,818
5.500% due 11/22/21 ~	2,417,000	2,562,987
6.150% due 05/21/48 ~	1,318,000	1,667,184
P.T. Sri Rejeki Isman Tbk 7.250% due 01/16/25 ~	200,000	207,876

		13,697,147

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Ireland - 0.3%

C&W Senior Financing DAC
6.875% due 09/15/27 ~	$1,395,000	$1,494,955
7.500% due 10/15/26 ~	1,145,000	1,242,534

		2,737,489

Jamaica - 0.1%

Digicel Ltd 6.000% due 04/15/21 ~	1,500,000	1,174,365

Kazakhstan - 1.1%

Development Bank of Kazakhstan JSC 4.125% due 12/10/22 ~	2,302,000	2,399,237
Halyk Savings Bank of Kazakhstan JSC 5.500% due 12/21/22 ~	728,962	736,399
Kazakhstan Temir Zholy Finance BV 6.950% due 07/10/42 ~	1,991,000	2,678,631
KazMunayGas National Co JSC
5.375% due 04/24/30 ~	1,527,000	1,774,146
6.375% due 10/24/48 ~	657,000	847,688

		8,436,101

Luxembourg - 0.2%

Altice Financing SA 7.500% due 05/15/26 ~	1,745,000	1,879,103

Malaysia - 0.2%

Petronas Capital Ltd 7.875% due 05/22/22 ~	530,000	598,102
Wakala Global Sukuk Bhd 4.646% due 07/06/21 ~	865,000	897,593

		1,495,695

Mexico - 3.2%

Axtel SAB de CV 6.375% due 11/14/24 ~	835,000	880,587
BBVA Bancomer SA 5.125% due 01/18/33 ~	1,640,000	1,658,507
Cemex SAB de CV
5.450% due 11/19/29 ~	1,400,000	1,464,750
7.750% due 04/16/26 ~	515,000	561,015
Comision Federal de Electricidad
4.875% due 01/15/24 ~	1,060,000	1,142,601
5.750% due 02/14/42 ~	1,545,000	1,730,415
8.180% due 12/23/27 ~	MXN 8,220,000	415,513
Petroleos Mexicanos
5.625% due 01/23/46	$3,522,000	3,153,370
6.350% due 02/12/48	1,893,000	1,833,247
6.750% due 09/21/47	5,684,000	5,714,211
7.190% due 09/12/24 ~	MXN 33,000,000	1,597,069
7.690% due 01/23/50 ~	$3,119,000	3,414,603
Trust F REIT 6.390% due 01/15/50 ~	835,000	900,502

		24,466,390

Morocco - 0.1%

OCP SA 6.875% due 04/25/44 ~	650,000	828,844

Pakistan - 0.2%

The Third Pakistan International Sukuk Co Ltd
5.500% due 10/13/21 ~	689,000	705,772
5.625% due 12/05/22 ~	1,036,000	1,065,044

		1,770,816

	Principal Amount	Value
Panama - 0.1%

Cable Onda SA 4.500% due 01/30/30 ~	$390,000	$411,391

Peru - 0.2%

Banco de Credito del Peru 4.850% due 10/30/20 ~	PEN 512,000	156,127
Patrimonio EN Fideicomiso DS 093-2002-EF-Inretail Shopping Malls 5.750% due 04/03/28 ~	$400,000	428,639
Petroleos del Peru SA 5.625% due 06/19/47 ~	867,000	1,010,806

		1,595,572

Philippines - 0.3%

Power Sector Assets & Liabilities Management Corp 7.390% due 12/02/24 ~	2,141,000	2,661,058

Russia - 0.3%

Koks OAO 7.500% due 05/04/22 ~	180,000	184,635
SCF Capital Designated Activity Co 5.375% due 06/16/23 ~	1,694,000	1,823,574

		2,008,209

Saudi Arabia - 0.6%

Acwa Power Management & Investments One Ltd 5.950% due 12/15/39 ~	650,000	695,175
Arabian Centres Sukuk Ltd 5.375% due 11/26/24 ~	980,000	1,010,018
KSA Sukuk Ltd 2.969% due 10/29/29 ~	984,000	989,533
Saudi Arabian Oil Co 4.250% due 04/16/39 ~	1,741,000	1,863,966

		4,558,692

South Africa - 0.7%

Absa Group Ltd 6.250% due 04/25/28 ~	840,000	887,460
Eskom Holdings SOC Ltd
7.125% due 02/11/25 ~	2,997,000	3,074,748
8.450% due 08/10/28 ~	708,000	765,921
Gold Fields Orogen Holdings BVI Ltd 6.125% due 05/15/29 ~	540,000	600,399
Liquid Telecommunications Financing PLC 8.500% due 07/13/22 ~	345,000	351,469

		5,679,997

Ukraine - 0.5%

Metinvest BV
7.750% due 04/23/23 ~	245,000	258,545
7.750% due 10/17/29 ~	500,000	513,003
8.500% due 04/23/26 ~	535,000	577,842
MHP Lux SA 6.950% due 04/03/26 ~	445,000	467,722
MHP SE 7.750% due 05/10/24 ~	570,000	617,324
Ukraine Railways 9.875% due 09/15/21 ~	155,000	162,106
Ukreximbank 9.750% due 01/22/25 ~	871,000	931,970

		3,528,512

United Kingdom - 0.9%

Standard Chartered Bank
6.625% due 05/17/33 ~	IDR 13,600,000,000	906,885
7.000% due 05/24/27 ~	34,179,000,000	2,458,519

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
8.250% due 05/19/36 ~	IDR 10,824,000,000	$817,502
8.375% due 03/19/24 ~	4,364,000,000	337,330
8.375% due 03/17/34 ~	9,864,000,000	762,049
9.000% due 03/20/29 ~	3,534,000,000	284,543
10.500% due 08/19/30 ~	2,589,000,000	229,464
11.000% due 09/17/25 ~	8,000,000,000	697,640
12.800% due 06/17/21 ~	2,295,000,000	181,542

		6,675,474

United States - 0.1%

JBS Investments II GmbH 5.750% due 01/15/28 ~	$715,000	755,290

Venezuela - 0.6%

Petroleos de Venezuela SA
5.375% due 04/12/27 * Y ~	1,432,000	118,140
8.500% due 10/27/20 * Y ~	21,468,500	3,971,672
9.000% due 11/17/21 * Y ~	1,780,581	146,898
9.750% due 05/17/35 * Y ~	2,733,498	225,514
12.750% due 02/17/22 * Y ~	1,152,000	95,040

		4,557,264

Total Corporate Bonds & Notes (Cost $148,457,944)		141,283,644

SENIOR LOAN NOTES - 0.5%

United Arab Emirates - 0.5%

Dubai World Term B1 2.500% Cash or 1.750% PIK due 09/30/22	4,171,844	3,895,459

Total Senior Loan Notes (Cost $3,898,499)		3,895,459

FOREIGN GOVERNMENT BONDS & NOTES - 74.5%

Angola - 1.3%

Angolan Government
8.000% due 11/26/29 ~	1,645,000	1,759,688
8.250% due 05/09/28 ~	1,268,000	1,372,874
9.125% due 11/26/49 ~	1,261,000	1,352,461
9.375% due 05/08/48 ~	3,129,000	3,441,919
9.500% due 11/12/25 ~	1,580,000	1,853,917

		9,780,859

Argentina - 3.1%

Argentina Bonar 42.836% (ARS Deposit + 2.000%) due 04/03/22 § Ω	ARS 26,733,361	235,618
45.399% (ARS Deposit + 3.250%) due 03/01/20 § Ω	23,200,000	232,566
Argentina POM Politica Monetaria (Argentina) 56.590% (ARS Reference + 0.000%) due 06/21/20 § Ω	191,873,687	1,575,482
Argentine Republic Government
3.750% due 12/31/38 §	$5,166,197	2,536,319
4.625% due 01/11/23	4,739,000	2,352,511
5.625% due 01/26/22	2,778,000	1,445,427
5.875% due 01/11/28	2,724,000	1,288,037
6.875% due 04/22/21	7,091,000	3,849,704
6.875% due 01/11/48	9,317,000	4,492,518
7.500% due 04/22/26	3,015,000	1,576,385
7.625% due 04/22/46	3,769,000	1,906,869
8.280% due 12/31/33	2,762,916	1,698,552
Ciudad Autonoma De Buenos Aires 44.086% (ARS Deposit + 3.250%) due 03/29/24 § Ω	ARS 38,443,275	407,560

	Principal Amount	Value
Provincia de Buenos Aires 41.947% (ARS Deposit + 3.750%) due 04/12/25 § ~ Ω	ARS 54,032,000	$345,343

		23,942,891

Bahrain - 0.5%

Bahrain Government
7.000% due 10/12/28 ~	$510,000	604,746
7.500% due 09/20/47 ~	2,704,000	3,302,760

		3,907,506

Belarus - 0.7%

Republic of Belarus
6.200% due 02/28/30 ~	1,472,000	1,567,452
6.875% due 02/28/23 ~	2,546,000	2,721,985
7.625% due 06/29/27 ~	1,338,000	1,525,234

		5,814,671

Brazil - 7.0%

Brazil Letras do Tesouro Nacional
4.849% due 07/01/21	BRL 39,079,000	9,047,992
5.238% due 01/01/22	5,150,000	1,155,641
5.541% due 07/01/22	37,556,000	8,157,807
5.990% due 07/01/23	88,772,000	18,000,806
Brazil Notas do Tesouro Nacional ‘F’
10.000% due 01/01/27	7,999,000	2,340,297
10.000% due 01/01/29	6,478,000	1,946,165
Brazilian Government
2.625% due 01/05/23	$1,280,000	1,282,560
4.250% due 01/07/25	2,134,000	2,272,753
4.625% due 01/13/28	1,967,000	2,116,000
5.000% due 01/27/45	1,777,000	1,852,052
5.625% due 01/07/41	581,000	652,716
5.625% due 02/21/47	1,004,000	1,137,467
6.000% due 04/07/26	1,027,000	1,200,049
7.125% due 01/20/37	1,083,000	1,391,108
8.250% due 01/20/34	789,000	1,090,088

		53,643,501

Chile - 0.9%

Bonos de la Tesoreria de la Republica
1.500% due 03/01/26 ^	CLP 2,010,135,670	2,926,533
1.900% due 09/01/30 ^	198,182,390	308,026
2.000% due 03/01/35 ^	198,182,390	320,191
Bonos de la Tesoreria de la Republica en pesos
4.000% due 03/01/23 ~	1,335,000,000	1,869,267
4.700% due 09/01/30 ~	890,000,000	1,349,103
Chile Government 3.240% due 02/06/28	$500,000	526,937

		7,300,057

China - 1.5%

China Government
3.130% due 11/21/29	CNY 31,390,000	4,504,384
3.290% due 05/23/29	32,300,000	4,688,385
3.860% due 07/22/49	13,810,000	2,036,101

		11,228,870

Colombia - 3.1%

Colombia Government
3.875% due 04/25/27	$1,509,000	1,600,064
4.000% due 02/26/24	1,180,000	1,244,534
5.000% due 06/15/45	1,380,000	1,607,610
5.625% due 02/26/44	1,549,000	1,929,953
6.125% due 01/18/41	2,103,000	2,728,506
7.375% due 09/18/37	1,120,000	1,594,247
8.125% due 05/21/24	1,673,000	2,062,684
Colombian TES
4.750% due 02/23/23 ^	COP 8,112,174,695	2,724,187
6.250% due 11/26/25	1,327,100,000	415,724

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
7.000% due 05/04/22	COP 11,972,800,000	$3,810,631
7.500% due 08/26/26	6,465,300,000	2,149,601
10.000% due 07/24/24	4,880,200,000	1,761,125

		23,628,866

Costa Rica - 0.2%

Costa Rica Government
5.625% due 04/30/43 ~	$660,000	614,417
6.125% due 02/19/31 ~	680,000	724,370
7.000% due 04/04/44 ~	200,000	211,187

		1,549,974

Croatia - 1.0%

Croatia Government
6.000% due 01/26/24 ~	3,120,000	3,580,463
6.375% due 03/24/21 ~	1,934,000	2,037,281
6.625% due 07/14/20 ~	2,333,000	2,389,267

		8,007,011

Czech Republic - 0.5%

Czech Republic Government
0.950% due 05/15/30 ~	CZK 19,590,000	809,998
1.000% due 06/26/26 ~	1,690,000	72,228
2.000% due 10/13/33	56,530,000	2,562,665
4.200% due 12/04/36 ~	3,230,000	193,315

		3,638,206

Dominican Republic - 1.9%

Dominican Republic
5.500% due 01/27/25 ~	$788,000	850,390
5.875% due 04/18/24 ~	1,861,000	2,001,366
6.000% due 07/19/28 ~	540,000	601,618
6.600% due 01/28/24 ~	1,236,000	1,377,120
6.850% due 01/27/45 ~	2,930,000	3,353,927
6.875% due 01/29/26 ~	3,040,000	3,478,087
7.450% due 04/30/44 ~	1,453,000	1,757,672
7.500% due 05/06/21 ~	673,333	700,274
9.750% due 06/05/26 ~	DOP 15,250,000	295,766

		14,416,220

Ecuador - 5.0%

Ecuador Government
7.875% due 01/23/28 ~	$3,977,000	3,547,445
7.950% due 06/20/24 ~	3,532,000	3,356,866
8.750% due 06/02/23 ~	2,296,000	2,268,253
8.875% due 10/23/27 ~	4,841,000	4,455,402
9.500% due 03/27/30 ~	2,945,000	2,754,598
9.625% due 06/02/27 ~	3,470,000	3,280,356
9.650% due 12/13/26 ~	7,639,000	7,278,802
10.500% due 03/24/20 ~	1,796,000	1,824,183
10.750% due 03/28/22 ~	3,889,000	3,967,994
10.750% due 01/31/29 ~	5,973,000	5,840,683

		38,574,582

Egypt - 1.6%

Egypt Government
6.588% due 02/21/28 ~	2,373,000	2,480,711
7.500% due 01/31/27 ~	951,000	1,062,518
7.600% due 03/01/29 ~	1,000,000	1,096,320
7.903% due 02/21/48 ~	3,202,000	3,369,426
8.500% due 01/31/47 ~	2,782,000	3,097,590
8.700% due 03/01/49 ~	414,000	464,243
15.900% due 07/02/24	EGP 4,560,000	307,643
16.100% due 05/07/29	4,558,000	324,907

		12,203,358

El Salvador - 1.1%

El Salvador Government
5.875% due 01/30/25 ~	$1,046,000	1,105,271
6.375% due 01/18/27 ~	1,094,000	1,165,501

	Principal Amount	Value
7.125% due 01/20/50 ~	$670,000	$715,436
7.625% due 02/01/41 ~	1,591,000	1,819,205
7.650% due 06/15/35 ~	980,000	1,120,566
8.250% due 04/10/32 ~	958,000	1,143,946
8.625% due 02/28/29 ~	1,523,000	1,831,937

		8,901,862

Gabon - 0.5%

Gabon Government 6.375% due 12/12/24 ~	3,543,356	3,709,557

Georgia - 0.2%

Georgia Government 6.875% due 04/12/21 ~	1,500,000	1,583,642

Ghana - 0.7%

Ghana Government
7.625% due 05/16/29 ~	1,049,000	1,072,075
7.875% due 03/26/27 ~	692,000	729,061
8.125% due 01/18/26 ~	570,000	615,847
8.125% due 03/26/32 ~	1,130,000	1,154,143
8.627% due 06/16/49 ~	1,540,000	1,540,921
8.950% due 03/26/51 ~	650,000	666,852

		5,778,899

Hungary - 1.6%

Hungary Government
3.000% due 10/27/27	HUF 170,800,000	637,851
3.000% due 08/21/30	100,890,000	374,312
5.375% due 02/21/23	$3,514,000	3,860,424
5.375% due 03/25/24	1,816,000	2,050,302
5.750% due 11/22/23	3,196,000	3,608,830
6.750% due 10/22/28	HUF 219,260,000	1,043,849
7.625% due 03/29/41	$422,000	696,333

		12,271,901

India - 2.3%

Export-Import Bank of India
3.375% due 08/05/26 ~	680,000	692,538
4.000% due 01/14/23 ~	1,180,000	1,224,079
India Government
7.170% due 01/08/28	INR 300,000,000	4,290,179
7.370% due 04/16/23	509,270,000	7,355,996
7.590% due 01/11/26	150,000,000	2,189,220
7.720% due 05/25/25	145,000,000	2,128,333

		17,880,345

Indonesia - 4.1%

Indonesia Government 4.750% due 07/18/47 ~	$1,042,000	1,202,615
5.125% due 01/15/45 ~	2,328,000	2,779,331
5.250% due 01/17/42 ~	863,000	1,041,418
5.250% due 01/08/47 ~	1,532,000	1,887,326
5.950% due 01/08/46 ~	1,039,000	1,385,205
Indonesia Treasury
6.125% due 05/15/28	IDR 11,129,000,000	757,167
6.625% due 05/15/33	24,564,000,000	1,637,994
7.000% due 05/15/27	10,997,000,000	791,022
7.000% due 09/15/30	23,604,000,000	1,685,839
7.500% due 08/15/32	28,141,000,000	2,025,050
7.500% due 06/15/35	15,276,000,000	1,104,665
7.500% due 05/15/38	2,751,000,000	196,679
8.250% due 05/15/29	33,477,000,000	2,604,972
8.250% due 05/15/36	15,719,000,000	1,187,205
8.375% due 03/15/24	48,397,000,000	3,741,005
8.375% due 09/15/26	50,295,000,000	3,903,445
8.375% due 04/15/39	18,757,000,000	1,449,082

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Perusahaan Penerbit SBSN Indonesia III
4.325% due 05/28/25 ~	$680,000	$735,039
4.550% due 03/29/26 ~	1,399,000	1,532,923

		31,647,982

Iraq - 0.1%

Iraq Government 5.800% due 01/15/28 ~	750,000	736,028

Ivory Coast - 0.6%

Ivory Coast Government 5.875% due 10/17/31 ~	EUR 1,634,000	1,912,037
6.125% due 06/15/33 ~	$200,000	202,240
6.375% due 03/03/28 ~	720,000	761,433
6.875% due 10/17/40 ~	EUR 1,574,000	1,849,093

		4,724,803

Jamaica - 0.2%

Jamaica Government 7.875% due 07/28/45	$910,000	1,231,626

Jordan - 0.1%

Jordan Government 5.750% due 01/31/27 ~	800,000	846,101

Kazakhstan - 0.3%

Kazakhstan Government 6.500% due 07/21/45 ~	1,560,000	2,305,165

Kenya - 0.5%

Kenya Government 7.000% due 05/22/27 ~	600,000	640,163
8.000% due 05/22/32 ~	1,225,000	1,337,900
8.250% due 02/28/48 ~	1,438,000	1,545,202

		3,523,265

Lebanon - 1.7%

Lebanon Government 5.800% due 04/14/20 ~	1,188,000	978,663
6.000% due 01/27/23 ~	625,000	292,469
6.100% due 10/04/22 ~	5,254,000	2,560,137
6.150% due 06/19/20	2,408,000	1,903,182
6.375% due 03/09/20	1,671,000	1,456,961
6.600% due 11/27/26 ~	939,000	423,639
6.850% due 03/23/27 ~	2,360,000	1,067,664
7.000% due 03/23/32 ~	1,733,000	785,500
7.050% due 11/02/35 ~	119,000	54,190
7.250% due 03/23/37 ~	1,048,000	477,626
8.250% due 04/12/21 ~	6,117,000	3,478,004

		13,478,035

Malaysia - 1.4%

Malaysia Government 3.441% due 02/15/21	MYR 8,000,000	1,966,660
3.478% due 06/14/24	11,385,000	2,816,245
3.733% due 06/15/28	3,296,000	826,989
3.828% due 07/05/34	1,556,000	389,263
3.844% due 04/15/33	1,453,000	362,546
3.882% due 03/10/22	1,170,000	291,381
3.885% due 08/15/29	2,084,000	533,209
3.899% due 11/16/27	569,000	144,265
3.900% due 11/30/26	3,159,000	798,995
3.906% due 07/15/26	3,262,000	825,652
4.181% due 07/15/24	1,281,000	326,431
4.232% due 06/30/31	1,769,000	459,258

	Principal Amount	Value
4.498% due 04/15/30	MYR 3,533,000	$938,172
4.642% due 11/07/33	1,166,000	314,792

		10,993,858

Mexico - 3.0%

Mexican Bonos 7.500% due 06/03/27	MXN 20,820,000	1,144,679
7.750% due 11/23/34	47,330,000	2,682,747
8.000% due 11/07/47	34,730,000	2,013,876
8.500% due 05/31/29	46,590,000	2,744,566
10.000% due 12/05/24	144,660,000	8,691,382
Mexico Government 4.350% due 01/15/47	$945,000	1,000,221
4.750% due 03/08/44	922,000	1,021,977
5.550% due 01/21/45	1,034,000	1,276,406
5.750% due 10/12/10	1,224,000	1,452,196
6.050% due 01/11/40	680,000	886,336

		22,914,386

Mongolia - 0.1%

Development Bank of Mongolia LLC 7.250% due 10/23/23	493,000	522,554
Mongolia Government 5.625% due 05/01/23 ~	633,000	652,912

		1,175,466

Morocco - 0.4%

Morocco Government
4.250% due 12/11/22 ~	2,030,000	2,143,584
5.500% due 12/11/42 ~	533,000	654,839

		2,798,423

Nigeria - 0.6%

Nigeria Government 6.500% due 11/28/27 ~	1,567,000	1,604,400
7.625% due 11/28/47 ~	1,230,000	1,201,901
7.696% due 02/23/38 ~	951,000	956,606
9.248% due 01/21/49 ~	620,000	694,535

		4,457,442

Oman - 0.9%

Oman Government
4.750% due 06/15/26 ~	649,000	659,546
6.500% due 03/08/47 ~	4,036,000	4,005,811
6.750% due 01/17/48 ~	2,181,000	2,198,084

		6,863,441

Pakistan - 1.1%

Pakistan Government 6.875% due 12/05/27 ~	3,757,000	3,923,871
8.250% due 04/15/24 ~	3,340,000	3,730,346
8.250% due 09/30/25 ~	699,000	783,935

		8,438,152

Panama - 1.1%

Panama Government 4.000% due 09/22/24	530,000	568,690
4.300% due 04/29/53	1,580,000	1,842,177
4.500% due 05/15/47	670,000	798,596
6.700% due 01/26/36	1,434,000	2,014,333
7.125% due 01/29/26	335,000	419,704
8.875% due 09/30/27	831,000	1,189,666
9.375% due 04/01/29	857,000	1,311,508

		8,144,674

Paraguay - 0.2%

Paraguay Government 4.625% due 01/25/23 ~	860,000	910,667
4.700% due 03/27/27 ~	730,000	805,079

		1,715,746

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Peru - 2.0%

Fondo MIVIVIENDA SA 7.000% due 02/14/24 ~	PEN 2,074,000	$697,385
Peru Government
5.400% due 08/12/34 ~	5,025,000	1,594,259
5.350% due 08/12/40 ~	3,386,000	1,035,223
Peruvian Government
5.625% due 11/18/50	$3,462,000	5,070,774
7.350% due 07/21/25	1,931,000	2,439,654
8.750% due 11/21/33	2,718,000	4,478,850

		15,316,145

Philippines - 1.2%

Philippine Government 3.900% due 11/26/22	PHP 19,000,000	376,556
4.950% due 01/15/21	9,000,000	179,911
6.250% due 01/14/36	8,000,000	192,075
6.375% due 10/23/34	$1,308,000	1,861,386
7.750% due 01/14/31	1,739,000	2,576,517
9.500% due 02/02/30	1,956,000	3,128,253
10.625% due 03/16/25	774,000	1,095,952

		9,410,650

Poland - 0.8%

Republic of Poland Government 2.750% due 04/25/28	PLN 7,581,000	2,095,589
2.750% due 10/25/29	15,530,000	4,320,232

		6,415,821

Qatar - 1.6%

Qatar Government
3.250% due 06/02/26 ~	$2,251,000	2,374,107
4.000% due 03/14/29 ~	1,903,000	2,127,558
4.817% due 03/14/49 ~	4,116,000	5,105,684
5.103% due 04/23/48 ~	2,448,000	3,150,691

		12,758,040

Romania - 0.6%

Romanian Government 4.375% due 08/22/23 ~	2,416,000	2,580,854
6.125% due 01/22/44 ~	322,000	418,223
6.750% due 02/07/22 ~	1,318,000	1,443,011

		4,442,088

Russia - 2.3%

Russian Federal 4.250% due 06/23/27 ~	800,000	875,054
4.375% due 03/21/29 ~	1,800,000	2,004,843
5.250% due 06/23/47 ~	3,000,000	3,762,435
6.900% due 05/23/29	RUB 13,349,000	226,800
7.050% due 01/19/28	139,655,000	2,376,664
7.250% due 05/10/34	21,504,000	373,666
7.400% due 12/07/22	21,907,000	370,264
7.700% due 03/23/33	105,329,000	1,894,331
7.750% due 09/16/26	138,965,000	2,444,450
8.500% due 09/17/31	170,094,000	3,241,628

		17,570,135

Saudi Arabia - 1.1%

Saudi Government 4.375% due 04/16/29 ~	$1,590,000	1,786,643
5.000% due 04/17/49 ~	2,537,000	3,038,147
5.250% due 01/16/50 ~	3,007,000	3,743,775

		8,568,565

Senegal - 0.3%

Senegal Government 6.250% due 05/23/33 ~	1,290,000	1,360,227
6.750% due 03/13/48 ~	1,019,000	1,028,103

		2,388,330

	Principal Amount	Value
South Africa - 2.3%

Republic of South Africa Government 4.300% due 10/12/28	$3,075,000	$3,020,545
5.000% due 10/12/46	537,000	494,125
5.650% due 09/27/47	1,831,000	1,786,360
5.750% due 09/30/49	1,050,000	1,024,679
5.875% due 06/22/30	802,000	868,943
8.000% due 01/31/30	ZAR 32,322,537	2,155,903
8.250% due 03/31/32	35,385,000	2,320,990
8.750% due 01/31/44	21,447,048	1,347,458
8.750% due 02/28/48	33,386,569	2,105,556
8.875% due 02/28/35	15,962,040	1,063,657
9.000% due 01/31/40	20,700,000	1,349,124

		17,537,340

Sri Lanka - 0.7%

Sri Lanka Government 6.200% due 05/11/27 ~	$1,156,000	1,086,521
6.750% due 04/18/28 ~	400,000	383,975
6.825% due 07/18/26 ~	646,000	639,174
7.550% due 03/28/30 ~	1,520,000	1,512,026
7.850% due 03/14/29 ~	1,712,000	1,741,611

		5,363,307

Suriname - 0.1%

Republic of Suriname 9.250% due 10/26/26 ~	1,361,000	1,072,260

Thailand - 1.8%

Thailand Government 1.875% due 06/17/22	THB 186,318,000	6,326,107
2.000% due 12/17/22	4,000	137
2.125% due 12/17/26	31,475,000	1,104,660
2.400% due 12/17/23	46,100,000	1,608,356
2.875% due 06/17/46	4,297,000	169,569
3.300% due 06/17/38	43,824,000	1,798,980
3.400% due 06/17/36	19,566,000	809,791
3.600% due 06/17/67	22,550,000	1,040,013
3.775% due 06/25/32	19,056,000	788,850

		13,646,463

Turkey - 2.7%

Turkey Government 3.000% due 02/23/22 ^	TRY 2,773,368	469,734
3.250% due 03/23/23	$660,000	635,068
4.875% due 04/16/43	2,074,000	1,715,198
5.600% due 11/14/24	2,732,000	2,784,768
5.625% due 03/30/21	352,000	363,049
5.750% due 03/22/24	970,000	994,199
5.750% due 05/11/47	1,993,000	1,770,990
6.000% due 03/25/27	1,233,000	1,252,547
6.000% due 01/14/41	342,000	319,761
6.125% due 10/24/28	1,133,000	1,149,764
6.250% due 09/26/22	920,000	962,897
6.350% due 08/10/24	1,723,000	1,804,324
6.750% due 05/30/40	745,000	752,472
6.875% due 03/17/36	376,000	388,988
7.000% due 06/05/20	633,000	645,551
7.250% due 12/23/23	452,000	490,235
7.375% due 02/05/25	1,391,000	1,522,078
7.625% due 04/26/29	544,000	602,285
10.500% due 08/11/27	TRY 2,932,000	460,327
10.600% due 02/11/26	1,956,000	311,369
10.700% due 08/17/22	7,494,000	1,242,072
11.000% due 02/24/27	982,000	157,642

		20,795,318

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Ukraine - 2.8%

Ukraine Government 7.375% due 09/25/32 ~	$5,320,000	$5,688,234
7.750% due 09/01/22 ~	553,000	597,931
7.750% due 09/01/23 ~	1,702,000	1,852,344
7.750% due 09/01/24 ~	807,000	883,159
7.750% due 09/01/25 ~	3,052,000	3,341,562
7.750% due 09/01/26 ~	1,844,000	2,020,768
7.750% due 09/01/27 ~	1,115,000	1,223,806
8.994% due 02/01/24 ~	909,000	1,026,025
9.750% due 11/01/28 ~	3,189,000	3,886,195
15.840% due 02/26/25 ~	UAH 16,295,000	806,007
16.000% due 08/11/21 ~	4,603,000	201,339
17.000% due 05/11/22 ~	4,427,000	202,727
17.250% due 01/05/22 ~	4,063,000	184,077

		21,914,174

United Arab Emirates - 0.2%

Abu Dhabi Government 3.125% due 09/30/49 ~	$1,540,000	1,504,451

Uruguay - 1.5%

Uruguay Government 4.125% due 11/20/45	1,013,086	1,092,548
4.975% due 04/20/55	2,529,894	2,989,664
5.100% due 06/18/50	845,000	1,016,649
7.625% due 03/21/36	1,223,000	1,811,196
7.875% due 01/15/33	1,567,000	2,331,473
8.500% due 03/15/28 ~	UYU 38,029,000	881,563
9.875% due 06/20/22 ~	13,825,000	365,157
Uruguay Monetary Regulation Bill
9.808% due 06/10/20	11,719,000	300,395
10.011% due 07/03/20	23,815,000	606,300
10.469% due 03/10/21	6,899,000	163,716

		11,558,661

Venezuela - 0.5%

Venezuela Government
7.750% due 10/13/20 * Y ~	$913,000	107,278
8.250% due 10/13/24 * Y ~	1,784,900	214,188
9.000% due 05/07/23 * Y ~	816,000	97,920
9.250% due 09/15/27 * Y	2,467,000	296,040
9.250% due 05/07/28 * Y ~	1,282,000	153,840
11.750% due 10/21/26 * Y ~	7,749,400	929,928
11.950% due 08/05/31 * Y ~	13,257,100	1,590,852
12.750% due 08/23/22 * Y ~	1,624,000	194,880

		3,584,926

Vietnam - 0.5%

Vietnam Government 4.800% due 11/19/24 ~	1,606,000	1,752,311
6.750% due 01/29/20 ~	2,186,000	2,188,891

		3,941,202

Zambia - 0.4%

Zambia Government 5.375% due 09/20/22 ~	607,000	415,410
8.500% due 04/14/24 ~	650,000	450,586
8.970% due 07/30/27 ~	2,746,000	1,902,138

		2,768,134

Total Foreign Government Bonds & Notes (Cost $580,260,299)		574,313,381

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 4.8%

Foreign Government Issues - 0.7%

Argentina Treasury Bill (Argentina)
0.000% due 07/29/20 Ω	ARS 13,844,616	$184,541
0.000% due 10/29/20 Ω	89,510,937	897,638
0.000% due 05/13/20 Ω	48,448,496	546,208
Egypt Treasury Bills (Egypt)
7.929% due 01/21/20	EGP 4,650,000	288,451
10.093% due 01/28/20	24,800,000	1,533,816
10.120% due 01/28/20	4,150,000	256,667
14.526% due 07/14/20	31,600,000	1,830,549

		5,537,870

Repurchase Agreement - 4.1%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $31,431,561; collateralized by U.S. Treasury Notes: 2.875% due 08/15/28 and value $32,063,787)	$31,431,124	31,431,124

Total Short-Term Investments (Cost $38,927,471)		36,968,994

TOTAL INVESTMENTS - 98.1% (Cost $771,544,213)		756,461,478

DERIVATIVES - 0.4%		3,049,096

OTHER ASSETS & LIABILITIES, NET - 1.5%		11,668,002

NET ASSETS - 100.0%		$771,178,576

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	74.5%
Corporate Bonds & Notes	18.3%
Short-Term Investments	4.8%
Others (each less than 3.0%)	0.5%

98.1%
Derivatives	0.4%
Other Assets & Liabilities, Net	1.5%

100.0%

(b)	As of December 31, 2019, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Brazil	8.3%
Mexico	6.2%
Indonesia	5.9%
Ecuador	5.0%
United States (Includes Short-Term Investments)	4.2%
Colombia	3.7%
Argentina	3.5%
Ukraine	3.3%
China	3.1%
South Africa	3.0%
Others (each less than 3.0%)	51.9%

98.1%
Derivatives	0.4%
Other Assets & Liabilities, Net	1.5%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(c)	Investments with a total aggregate value of $8,142,190 or 1.1% of the Fund’s net assets were in default as of December 31, 2019.

(d)

Investments with a total aggregate value of $4,424,956 or 0.6% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(e)	Forward foreign currency contracts outstanding as of December 31, 2019 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
BRL	6,749,176	USD	1,674,443	01/20	BRC	$3,330	$-
BRL	24,234,734	USD	5,919,433	01/20	BSC	105,061	-
BRL	3,782,628	USD	938,454	01/20	CIT	1,867	-
BRL	5,819,932	USD	1,405,000	01/20	DUB	41,772	-
BRL	17,270,326	USD	4,277,013	01/20	HSB	16,205	-
BRL	3,806,784	USD	944,447	01/20	JPM	1,879	-
CLP	5,027,969,969	USD	6,975,057	01/20	CSF	-	(285,991)
CNH	21,071,128	USD	2,990,000	02/20	ANZ	33,116	-
CNH	8,508,240	USD	1,212,000	02/20	BNP	8,694	-
CNH	9,008,378	USD	1,286,084	02/20	HSB	6,366	-
CNH	9,396,013	USD	1,342,000	02/20	MER	6,064	-
CNY	90,687,029	USD	12,925,377	03/20	HSB	67,839	-
COP	8,782,057,900	USD	2,555,000	01/20	DUB	113,881	-
CZK	48,150,495	USD	2,095,000	01/20	BNP	28,971	-
CZK	171,284,985	USD	7,414,613	03/20	DUB	142,570	-
HUF	102,887,978	USD	340,000	01/20	HSB	9,184	-
HUF	531,064,275	USD	1,785,000	01/20	ING	17,341	-
HUF	21,437,400	USD	70,365	01/20	SCB	2,390	-
HUF	2,152,836,350	USD	7,115,168	03/20	HSB	213,157	-
IDR	44,396,945,000	USD	3,149,358	01/20	ANZ	52,806	-
IDR	39,840,693,184	USD	2,828,200	01/20	BNP	45,341	-
IDR	23,324,080,000	USD	1,640,000	01/20	DUB	42,267	-
ILS	1,468,460	USD	425,000	01/20	HSB	821	-
ILS	6,649,770	USD	1,930,068	03/20	MER	4,946	-
INR	167,128,150	USD	2,345,000	01/20	ANZ	-	(4,393)
KRW	16,576,275,470	USD	14,209,048	02/20	MER	147,024	-
KRW	3,303,915,000	USD	2,775,000	02/20	MSC	86,393	-
MXN	96,135,005	USD	5,028,902	01/20	BRC	34,584	-
MXN	16,546,684	USD	840,000	01/20	HSB	31,523	-
MXN	156,022,531	USD	8,059,223	01/20	JPM	158,574	-
MXN	165,597,073	USD	8,580,915	01/20	MER	141,178	-
MYR	17,726,562	USD	4,270,050	02/20	DUB	71,638	-
PEN	19,501,172	USD	5,806,513	01/20	CSF	74,131	-
PEN	3,352,140	USD	990,000	01/20	MER	20,849	-
PHP	30,013,300	USD	590,000	01/20	ANZ	1,654	-
PHP	100,089,548	USD	1,967,710	01/20	BRC	5,360	-
PLN	15,403,820	USD	3,982,242	01/20	BNP	78,288	-
PLN	31,207,962	USD	7,819,340	01/20	MER	407,248	-
PLN	19,045,311	USD	4,946,706	02/20	BNP	74,022	-
PLN	2,162,097	USD	553,001	03/20	BRC	17,008	-
RON	2,319,161	USD	535,000	01/20	BNP	7,720	-
RON	7,373,550	USD	1,698,975	01/20	HSB	26,552	-
RON	5,355,064	USD	1,240,000	01/20	MER	13,169	-
RON	2,785,982	USD	650,353	02/20	BRC	784	-
RON	15,765,938	USD	3,622,022	03/20	BNP	57,994	-
RUB	4,308,000	USD	66,624	01/20	BNP	2,603	-
RUB	1,065,868,545	USD	16,494,406	01/20	HSB	633,376	-
RUB	142,043,353	USD	2,236,220	01/20	JPM	46,320	-
RUB	268,297,518	USD	4,195,000	01/20	MSC	116,358	-
RUB	548,621,921	USD	8,436,314	03/20	BRC	316,568	-
SGD	2,894,138	USD	2,130,000	02/20	ANZ	22,864	-
SGD	14,393,080	USD	10,607,951	02/20	HSB	98,640	-
SGD	442,466	USD	325,000	02/20	MER	4,138	-
THB	99,728,022	USD	3,294,668	01/20	BNP	36,998	-
THB	135,528,700	USD	4,472,853	01/20	HSB	54,825	-
TRY	4,274,172	USD	730,000	01/20	BNP	-	(16,727)
TRY	59,619,246	USD	10,204,577	01/20	SCB	-	(255,330)
TWD	241,503,683	USD	7,989,668	02/20	BNP	118,334	-
TWD	15,736,760	USD	520,000	02/20	HSB	8,330	-
TWD	49,507,800	USD	1,635,000	02/20	MSC	27,125	-
UAH	14,672,097	USD	491,500	04/20	MER	106,082	-
UAH	17,061,910	USD	577,000	05/20	BRC	114,357	-
UAH	13,890,688	USD	469,280	05/20	GSC	92,561	-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
UAH	11,456,914	USD	387,800	05/20	MER	$77,843	$-
USD	1,577,500	BRL	6,749,176	01/20	BRC	-	(100,273)
USD	5,920,604	BRL	24,234,734	01/20	BSC	-	(103,890)
USD	895,000	BRL	3,782,628	01/20	CIT	-	(45,321)
USD	1,443,901	BRL	5,819,932	01/20	DUB	-	(2,871)
USD	4,148,348	BRL	17,270,326	01/20	HSB	-	(144,871)
USD	900,000	BRL	3,806,784	01/20	JPM	-	(46,326)
USD	1,852,080	BRL	7,506,108	02/20	HSB	-	(12,147)
USD	305,000	CLP	244,851,469	01/20	BNP	-	(20,743)
USD	4,396,510	CLP	3,493,827,334	01/20	CSF	-	(251,576)
USD	843,490	CLP	666,627,017	01/20	DUB	-	(43,371)
USD	435,000	CLP	334,680,300	01/20	SCB	-	(10,249)
USD	10,053,593	CNH	70,806,453	02/20	DUB	-	(105,147)
USD	820,000	CNY	5,793,054	03/20	ANZ	-	(10,002)
USD	740,000	COP	2,592,197,800	01/20	CSF	-	(47,773)
USD	520,000	COP	1,822,605,200	01/20	DUB	-	(33,892)
USD	1,494,790	COP	5,095,740,299	01/20	MER	-	(53,813)
USD	970,000	CZK	22,326,810	01/20	SCB	-	(14,860)
USD	3,418,947	EUR	3,079,028	01/20	BNP	-	(37,377)
USD	128,100	EUR	115,181	01/20	MER	-	(1,195)
USD	915,000	HUF	273,530,100	01/20	MER	-	(13,314)
USD	1,780,000	IDR	25,304,480,000	01/20	BRC	-	(45,105)
USD	1,423,859	IDR	20,457,298,041	01/20	DUB	-	(51,640)
USD	1,152,661	IDR	16,537,224,416	01/20	GSC	-	(40,099)
USD	586,808	IDR	8,337,953,467	01/20	HSB	-	(14,573)
USD	390,821	IDR	5,605,931,512	01/20	SCB	-	(13,512)
USD	711,022	IDR	10,216,000,000	02/20	HSB	-	(24,305)
USD	936,157	IDR	13,485,336,036	02/20	SCB	-	(34,490)
USD	355,000	INR	25,570,650	01/20	ANZ	-	(3,114)
USD	2,803,024	INR	202,098,026	01/20	DUB	-	(27,332)
USD	2,045,401	INR	146,615,379	02/20	SCB	-	(2,127)
USD	1,491,000	INR	107,232,720	03/20	CIT	-	(478)
USD	1,349,000	INR	97,026,825	03/20	MSC	-	(527)
USD	1,472,000	INR	105,822,080	03/20	SCB	142	-
USD	700,000	KRW	829,360,000	02/20	ANZ	-	(18,277)
USD	2,095,000	MXN	41,316,754	01/20	DUB	-	(81,177)
USD	840,000	MYR	3,510,528	02/20	DUB	-	(19,818)
USD	605,000	PEN	2,059,723	01/20	CSF	-	(16,116)
USD	2,400,000	PEN	8,152,800	01/20	MSC	-	(58,504)
USD	1,195,000	PLN	4,627,602	01/20	MER	-	(24,861)
USD	545,000	RON	2,357,044	01/20	BNP	-	(6,585)
USD	1,335,000	RUB	86,230,721	01/20	SCB	-	(50,669)
USD	705,000	SGD	962,678	02/20	MER	-	(11,108)
USD	915,000	THB	27,687,900	01/20	BRC	-	(9,984)
USD	660,000	TRY	3,848,265	01/20	MSC	17,802	-
USD	500,000	TWD	15,163,500	02/20	MER	-	(9,084)
USD	4,214,000	ZAR	62,467,701	01/20	HSB	-	(229,543)
USD	908,550	ZAR	13,546,689	01/20	SCB	-	(55,073)
ZAR	14,681,316	USD	985,060	01/20	DUB	59,272	-
ZAR	60,402,979	USD	4,075,000	01/20	MER	221,673	-
ZAR	145,086,816	USD	9,804,091	01/20	SCB	516,436	-
ZAR	102,643,325	USD	6,809,702	03/20	MER	434,634	-

Total Forward Foreign Currency Contracts						$5,548,842	($2,509,553)

(f)	Swap agreements outstanding as of December 31, 2019 were as follows:

Interest Rate Swaps – Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.390%	6-Month PLN-WIBOR	A/S	LCH	03/28/23	PLN 11,000,000	$97,013	$-	$97,013

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

Interest Rate Swaps – Short

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
7.005%	28-Day MXN TIIE	L/L	CME	09/15/21	MXN 398,000,000	($87,206)	$-	($87,206)

Total Interest Rate Swaps						$9,807	$-	$9,807

Total Swap Agreements						$9,807	$-	$9,807

Balances reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Agreements (1)
Assets	$-	$97,013
Liabilities	-	(87,206)

	$-	$9,807

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(g)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$141,283,644	$-	$141,283,644	$-
	Senior Loan Notes	3,895,459	-	3,895,459	-
	Foreign Government Bonds & Notes	574,313,381	-	574,313,381	-
	Short-Term Investments	36,968,994	-	36,968,994	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	5,548,842	-	5,548,842	-
	Interest Rate Contracts
	Swaps	97,013	-	97,013	-

	Total Asset - Derivatives	5,645,855	-	5,645,855	-

	Total Assets	762,107,333	-	762,107,333	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(2,509,553)	-	(2,509,553)	-
	Interest Rate Contracts
	Swaps	(87,206)	-	(87,206)	-

	Total Liabilities - Derivatives	(2,596,759)	-	(2,596,759)	-

	Total Liabilities	(2,596,759)	-	(2,596,759)	-

	Total	$759,510,574	$-	$759,510,574	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

COMSTOCK PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 95.6%

Basic Materials - 2.0%

CF Industries Holdings Inc	171,702	$8,197,053
International Paper Co	278,938	12,845,095

		21,042,148

Communications - 8.2%

AT&T Inc	458,097	17,902,431
Charter Communications Inc ‘A’ *	31,924	15,485,694
Cisco Systems Inc	356,440	17,094,862
Comcast Corp ‘A’	274,236	12,332,393
eBay Inc	365,416	13,195,172
ViacomCBS Inc ‘B’	157,483	6,609,562
Vodafone Group PLC (United Kingdom)	3,167,590	6,149,474

		88,769,588

Consumer, Cyclical - 4.6%

Advance Auto Parts Inc	20,712	3,317,234
Carnival Corp	403,688	20,519,461
General Motors Co	564,238	20,651,111
The Gap Inc	262,784	4,646,021

		49,133,827

Consumer, Non-Cyclical - 19.2%

Allergan PLC	57,218	10,938,365
Altria Group Inc	170,786	8,523,929
Anthem Inc	70,959	21,431,747
Archer-Daniels-Midland Co	321,787	14,914,827
Bristol-Myers Squibb Co	244,309	15,682,195
Cardinal Health Inc	171,231	8,660,864
Corteva Inc	449,638	13,291,299
CVS Health Corp	147,303	10,943,140
Gilead Sciences Inc	183,005	11,891,665
Kimberly-Clark Corp	80,462	11,067,548
McKesson Corp	65,290	9,030,913
Mylan NV *	328,963	6,612,156
Novartis AG (Switzerland)	75,259	7,126,242
Philip Morris International Inc	338,461	28,799,647
Reckitt Benckiser Group PLC (United Kingdom)	117,723	9,562,460
Sanofi ADR (France)	361,578	18,151,216

		206,628,213

Energy - 15.9%

BP PLC ADR (United Kingdom)	577,844	21,807,833
Canadian Natural Resources Ltd (TSE) (Canada)	399,435	12,919,233
Chevron Corp	190,949	23,011,264
Devon Energy Corp	522,460	13,568,286
Encana Corp (NYSE) (Canada)	1,602,353	7,515,036
Exxon Mobil Corp	35,410	2,470,910
Hess Corp	230,550	15,403,045
Marathon Oil Corp	1,255,287	17,046,797
Noble Energy Inc	461,711	11,468,901
Pioneer Natural Resources Co	24,002	3,633,183
Royal Dutch Shell PLC ‘A’ ADR (Netherlands)	317,469	18,724,322
Suncor Energy Inc (NYSE) (Canada)	717,725	23,541,380

		171,110,190

Financial - 30.1%

Ally Financial Inc	223,240	6,822,214
American International Group Inc	405,043	20,790,857
Bank of America Corp	1,538,522	54,186,745
Citigroup Inc	709,920	56,715,509
Citizens Financial Group Inc	351,269	14,265,034
Fifth Third Bancorp	488,050	15,002,657
JPMorgan Chase & Co	271,851	37,896,029

	Shares	Value
MetLife Inc	212,809	$10,846,875
Morgan Stanley	416,062	21,269,089
State Street Corp	201,285	15,921,644
The Allstate Corp	116,213	13,068,152
The Bank of New York Mellon Corp	295,262	14,860,536
The Goldman Sachs Group Inc	64,188	14,758,747
The PNC Financial Services Group Inc	67,564	10,785,241
Wells Fargo & Co	310,172	16,687,254

		323,876,583

Industrial - 8.5%

Caterpillar Inc	68,896	10,174,561
Eaton Corp PLC	185,737	17,593,009
Emerson Electric Co	202,063	15,409,324
General Electric Co	1,012,529	11,299,824
Ingersoll-Rand PLC	72,270	9,606,128
Johnson Controls International PLC	389,411	15,852,922
Textron Inc	269,665	12,027,059

		91,962,827

Technology - 6.6%

Cognizant Technology Solutions Corp ‘A’	165,055	10,236,711
Intel Corp	333,508	19,960,454
Microsoft Corp	111,805	17,631,648
NXP Semiconductors NV (Netherlands)	41,047	5,223,641
QUALCOMM Inc	198,146	17,482,422

		70,534,876

Utilities - 0.5%

Vistra Energy Corp	220,245	5,063,433

Total Common Stocks (Cost $867,718,805)		1,028,121,685

	Principal Amount

SHORT-TERM INVESTMENT - 4.4%

Repurchase Agreement - 4.4%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $47,894,563; collateralized by U.S. Treasury Notes: 3.000% due 05/15/45 and value $48,854,802)	$47,893,898	47,893,898

Total Short-Term Investment (Cost $47,893,898)		47,893,898

TOTAL INVESTMENTS - 100.0% (Cost $915,612,703)		1,076,015,583

DERIVATIVES - (0.1%)		(1,215,639)

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,552,015

NET ASSETS - 100.0%		$1,076,351,959

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

COMSTOCK PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	30.1%
Consumer, Non-Cyclical	19.2%
Energy	15.9%
Industrial	8.5%
Communications	8.2%
Technology	6.6%
Consumer, Cyclical	4.6%
Short-Term Investment	4.4%
Others (each less than 3.0%)	2.5%

	100.0%
Derivatives	(0.1%	)
Other Assets & Liabilities, Net	0.1%

	100.0%

(b)	Forward foreign currency contracts outstanding as of December 31, 2019 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
CAD	609,357	USD	461,825	01/20	RBC	$7,474	$-
CHF	83,402	USD	86,246	01/20	DUB	-	(7)
CHF	99,178	USD	100,624	01/20	RBC	1,927	-
EUR	452,179	USD	502,424	01/20	DUB	5,196	-
GBP	498,562	USD	660,338	01/20	DUB	305	-
GBP	462,590	USD	607,024	01/20	GSC	5,953	-
USD	16,675,345	CAD	22,162,785	01/20	GSC	-	(393,423)
USD	1,815,192	CAD	2,393,357	01/20	RBC	-	(28,063)
USD	74,576	CHF	72,958	01/20	CIB	-	(863)
USD	3,591,121	CHF	3,567,773	01/20	RBC	-	(98,002)
USD	17,796,552	EUR	16,095,819	01/20	CIB	-	(272,727)
USD	468,114	EUR	418,979	01/20	GSC	-	(2,235)
USD	629,592	EUR	563,910	01/20	RBC	-	(3,457)
USD	428,488	GBP	326,072	01/20	GSC	-	(3,589)
USD	19,195,821	GBP	14,813,969	01/20	RBC	-	(434,128)

Total Forward Foreign Currency Contracts						$20,855	($1,236,494)

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$21,042,148	$21,042,148	$-	$-
	Communications	88,769,588	82,620,114	6,149,474	-
	Consumer, Cyclical	49,133,827	49,133,827	-	-
	Consumer, Non-Cyclical	206,628,213	189,939,511	16,688,702	-
	Energy	171,110,190	171,110,190	-	-
	Financial	323,876,583	323,876,583	-	-
	Industrial	91,962,827	91,962,827	-	-
	Technology	70,534,876	70,534,876	-	-
	Utilities	5,063,433	5,063,433	-	-

	Total Common Stocks	1,028,121,685	1,005,283,509	22,838,176	-

	Short-Term Investment	47,893,898	-	47,893,898	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	20,855	-	20,855	-

	Total Assets	1,076,036,438	1,005,283,509	70,752,929	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(1,236,494)	-	(1,236,494)	-

	Total Liabilities	(1,236,494)	-	(1,236,494)	-

	Total	$1,074,799,944	$1,005,283,509	$69,516,435	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

DEVELOPING GROWTH PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 99.0%

Communications - 3.4%

Anaplan Inc *	44,969	$2,356,376
Cardlytics Inc *	9,971	626,777
Q2 Holdings Inc *	18,653	1,512,385
The RealReal Inc *	57,703	1,087,702
Wix.com Ltd * (Israel)	8,235	1,007,799

		6,591,039

Consumer, Cyclical - 14.6%

Asbury Automotive Group Inc *	17,419	1,947,270
Dick’s Sporting Goods Inc	41,242	2,041,067
Fox Factory Holding Corp *	19,868	1,382,217
Freshpet Inc *	37,880	2,238,329
Herman Miller Inc	50,286	2,094,412
LGI Homes Inc *	36,517	2,579,926
Lithia Motors Inc ‘A’	16,616	2,442,552
Malibu Boats Inc ‘A’ *	52,912	2,166,746
National Vision Holdings Inc *	32,575	1,056,407
Planet Fitness Inc ‘A’ *	43,795	3,270,611
RH *	8,845	1,888,408
Wingstop Inc	17,289	1,490,830
YETI Holdings Inc *	121,589	4,228,865

		28,827,640

Consumer, Non-Cyclical - 41.4%

10X Genomics Inc ‘A’ *	25,042	1,909,453
ACADIA Pharmaceuticals Inc *	59,920	2,563,378
Amarin Corp PLC ADR * (Ireland)	64,016	1,372,503
Argenx SE ADR * (Netherlands)	15,569	2,499,136
Avalara Inc *	36,147	2,647,768
Blueprint Medicines Corp *	22,382	1,793,022
Bridgebio Pharma Inc *	73,586	2,579,189
Bright Horizons Family Solutions Inc *	19,276	2,896,990
Calavo Growers Inc	24,803	2,246,904
CareDx Inc *	46,801	1,009,498
Chegg Inc *	75,817	2,874,222
ChemoCentryx Inc *	28,004	1,107,558
Coherus Biosciences Inc *	181,773	3,272,823
CRISPR Therapeutics AG * (Switzerland)	22,431	1,366,160
Deciphera Pharmaceuticals Inc *	16,526	1,028,578
Forty Seven Inc *	27,881	1,097,675
Glaukos Corp *	17,277	941,078
Grocery Outlet Holding Corp *	30,559	991,640
Guardant Health Inc *	21,837	1,706,343
GW Pharmaceuticals PLC ADR * (United Kingdom)	9,289	971,258
Helen of Troy Ltd *	5,993	1,077,481
Inspire Medical Systems Inc *	54,378	4,035,391
Insulet Corp *	14,222	2,434,806
iRhythm Technologies Inc *	14,115	961,090
Karuna Therapeutics Inc *	7,758	584,488
Masimo Corp *	13,169	2,081,492
Mirati Therapeutics Inc *	26,703	3,440,949
Myovant Sciences Ltd *	61,578	955,691
Natera Inc *	27,611	930,215
Nevro Corp *	34,354	4,037,969
NextCure Inc *	14,735	830,023
Paylocity Holding Corp *	25,951	3,135,400
Penumbra Inc *	13,807	2,268,076
Quanta Services Inc	23,371	951,433
Repligen Corp *	49,359	4,565,707
Rocket Pharmaceuticals Inc *	45,737	1,040,974
Sarepta Therapeutics Inc *	11,058	1,426,924
Strategic Education Inc	10,759	1,709,605
Tandem Diabetes Care Inc *	16,833	1,003,415
Teladoc Health Inc *	29,345	2,456,763

	Shares	Value
The Boston Beer Co Inc ‘A’ *	3,944	$1,490,240
Turning Point Therapeutics Inc *	26,826	1,670,992
uniQure NV * (Netherlands)	23,207	1,663,014

		81,627,314

Energy - 1.0%

SolarEdge Technologies Inc *	21,290	2,024,466

Financial - 6.1%

Assetmark Financial Holdings Inc *	74,882	2,173,076
CenterState Bank Corp	71,209	1,778,801
eHealth Inc *	20,380	1,958,110
Goosehead Insurance Inc ‘A’	36,800	1,560,320
Redfin Corp *	72,989	1,542,987
Western Alliance Bancorp	51,394	2,929,458

		11,942,752

Industrial - 11.0%

Axon Enterprise Inc *	35,849	2,627,015
Comtech Telecommunications Corp	43,551	1,545,625
Federal Signal Corp	74,044	2,387,919
Generac Holdings Inc *	56,919	5,725,482
MasTec Inc *	29,320	1,881,171
Novanta Inc *	13,138	1,161,925
OSI Systems Inc *	14,867	1,497,702
RBC Bearings Inc *	5,576	882,904
Tetra Tech Inc	22,386	1,928,778
Trex Co Inc *	22,530	2,024,996

		21,663,517

Technology - 21.5%

Alteryx Inc ‘A’ *	22,647	2,266,285
Appian Corp *	41,914	1,601,534
Cirrus Logic Inc *	27,204	2,241,882
Coupa Software Inc *	16,751	2,449,834
Cubic Corp	29,858	1,898,073
Everbridge Inc *	12,125	946,720
Five9 Inc *	48,610	3,187,844
Globant SA * (Argentina)	20,055	2,126,833
HubSpot Inc *	6,550	1,038,175
HUYA Inc ADR * (China)	58,027	1,041,585
Inphi Corp *	54,211	4,012,698
LivePerson Inc *	34,693	1,283,641
Lumentum Holdings Inc *	19,302	1,530,649
Medallia Inc *	46,736	1,453,957
MKS Instruments Inc	25,001	2,750,360
Monolithic Power Systems Inc	17,164	3,055,535
Semtech Corp *	29,966	1,585,201
Silicon Laboratories Inc *	24,474	2,838,495
SVMK Inc *	126,066	2,252,799
Verra Mobility Corp *	195,265	2,731,757

		42,293,857

Total Common Stocks (Cost $167,600,693)		194,970,585

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

DEVELOPING GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.2%

Repurchase Agreement - 1.2%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $2,455,620; collateralized by U.S. Treasury Notes: 2.875% due 08/15/28 and value $2,508,392)	$2,455,586	$2,455,586

Total Short-Term Investment (Cost $2,455,586)		2,455,586

TOTAL INVESTMENTS - 100.2% (Cost $170,056,279)		197,426,171

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(323,034)

NET ASSETS - 100.0%		$197,103,137

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	41.4%
Technology	21.5%
Consumer, Cyclical	14.6%
Industrial	11.0%
Financial	6.1%
Communications	3.4%
Others (each less than 3.0%)	2.2%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$194,970,585	$194,970,585	$-	$-
	Short-Term Investment	2,455,586	-	2,455,586	-

	Total	$197,426,171	$194,970,585	$2,455,586	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 94.9%

Basic Materials - 3.2%

Air Products & Chemicals Inc	73,145	$17,188,343
Ecolab Inc	12,829	2,475,869
Linde PLC (United Kingdom)	39,500	8,409,550
PPG Industries Inc	15,700	2,095,793
RPM International Inc	125,897	9,663,854
The Sherwin-Williams Co	10,700	6,243,878

		46,077,287

Communications - 5.2%

AT&T Inc	484,336	18,927,851
Cisco Systems Inc	173,205	8,306,912
Comcast Corp ‘A’	400,591	18,014,577
Fox Corp ‘A’	112,578	4,173,266
Omnicom Group Inc	30,700	2,487,314
The Walt Disney Co	151,419	21,899,730

		73,809,650

Consumer, Cyclical - 8.5%

Alaska Air Group Inc	58,846	3,986,817
Costco Wholesale Corp	17,924	5,268,222
Dollar General Corp	116,102	18,109,590
Hilton Worldwide Holdings Inc	88,279	9,791,024
Marriott International Inc ‘A’	75,525	11,436,751
McDonald’s Corp	55,639	10,994,823
MGM Resorts International	276,664	9,204,611
NIKE Inc ‘B’	63,250	6,407,857
PACCAR Inc	69,400	5,489,540
Ross Stores Inc	126,198	14,691,971
The Home Depot Inc	62,616	13,674,082
Tractor Supply Co	46,403	4,335,896
Yum! Brands Inc	86,020	8,664,795

		122,055,979

Consumer, Non-Cyclical - 24.3%

Automatic Data Processing Inc	59,265	10,104,682
Avery Dennison Corp	72,148	9,438,401
Becton Dickinson and Co	95,496	25,972,047
Cigna Corp	42,089	8,606,780
Colgate-Palmolive Co	27,696	1,906,593
CVS Health Corp	137,094	10,184,713
Danaher Corp	200,330	30,746,648
Diageo PLC (United Kingdom)	154,901	6,527,010
Equifax Inc	54,673	7,660,781
Johnson & Johnson	111,982	16,334,814
Keurig Dr Pepper Inc	126,668	3,667,039
Kimberly-Clark Corp	46,400	6,382,320
McCormick & Co Inc	33,361	5,662,363
Medtronic PLC	129,251	14,663,526
Merck & Co Inc	67,143	6,106,656
Mondelez International Inc ‘A’	292,262	16,097,791
Nestle SA (Switzerland)	77,412	8,381,025
PepsiCo Inc	147,323	20,134,634
Pfizer Inc	589,500	23,096,610
Philip Morris International Inc	126,498	10,763,715
S&P Global Inc	32,876	8,976,792
Stryker Corp	81,486	17,107,171
The Coca-Cola Co	206,500	11,429,775
Thermo Fisher Scientific Inc	77,887	25,303,150
Tyson Foods Inc ‘A’	27,100	2,467,184
UnitedHealth Group Inc	92,247	27,118,773
Zoetis Inc	113,140	14,974,079

		349,815,072

	Shares	Value
Energy - 3.0%

EOG Resources Inc	87,800	$7,354,128
Occidental Petroleum Corp	124,338	5,123,969
Schlumberger Ltd	110,700	4,450,140
TC Energy Corp (Canada)	210,517	11,222,661
TOTAL SA (France)	265,841	14,751,652

		42,902,550

Financial - 19.7%

American Express Co	44,648	5,558,230
American International Group Inc	146,400	7,514,712
American Tower Corp REIT	74,555	17,134,230
Aon PLC	70,688	14,723,604
Chubb Ltd	124,478	19,376,245
CME Group Inc	40,500	8,129,160
Crown Castle International Corp REIT	94,601	13,447,532
Equity Residential REIT	62,753	5,077,973
JPMorgan Chase & Co	330,820	46,116,308
Marsh & McLennan Cos Inc	176,467	19,660,188
Morgan Stanley	130,200	6,655,824
State Street Corp	105,192	8,320,687
TD Ameritrade Holding Corp	112,891	5,610,683
The Charles Schwab Corp	143,338	6,817,155
The Progressive Corp	109,183	7,903,757
US Bancorp	292,034	17,314,696
Visa Inc ‘A’	216,375	40,656,863
Wells Fargo & Co	431,627	23,221,533
Willis Towers Watson PLC	47,842	9,661,213

		282,900,593

Industrial - 14.3%

Agilent Technologies Inc	150,715	12,857,497
Amphenol Corp ‘A’	64,600	6,991,658
Ball Corp	262,536	16,978,203
Fortive Corp	127,900	9,770,281
General Electric Co	1,233,600	13,766,976
Honeywell International Inc	109,378	19,359,906
Illinois Tool Works Inc	68,182	12,247,533
JB Hunt Transport Services Inc	70,400	8,221,312
Northrop Grumman Corp	36,005	12,384,640
Roper Technologies Inc	56,869	20,144,706
Sealed Air Corp	62,600	2,493,358
Stanley Black & Decker Inc	41,900	6,944,506
TE Connectivity Ltd	97,344	9,329,449
The Boeing Co	45,119	14,697,965
Union Pacific Corp	86,435	15,626,584
United Parcel Service Inc ‘B’	94,000	11,003,640
Waste Connections Inc	145,107	13,174,264

		205,992,478

Technology - 11.9%

Accenture PLC ‘A’	113,760	23,954,443
Apple Inc	142,809	41,935,863
Fidelity National Information Services Inc	129,993	18,080,726
Microchip Technology Inc	76,607	8,022,285
Microsoft Corp	382,653	60,344,378
Texas Instruments Inc	145,819	18,707,120

		171,044,815

Utilities - 4.8%

American Electric Power Co Inc	60,000	5,670,600
American Water Works Co Inc	66,400	8,157,240
Atmos Energy Corp	128,467	14,370,319
Eversource Energy	87,716	7,462,000
NextEra Energy Inc	74,302	17,992,972
Sempra Energy	103,246	15,639,704

		69,292,835

Total Common Stocks (Cost $1,012,840,730)		1,363,891,259

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
SHORT-TERM INVESTMENT - 5.0%

Repurchase Agreement - 5.0%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $72,169,063; collateralized by U.S. Treasury Notes: 2.500% - 3.125% due 02/15/45 - 11/15/28 and value $73,612,789)	$72,168,061	$72,168,061

Total Short-Term Investment (Cost $72,168,061)		72,168,061

TOTAL INVESTMENTS - 99.9% (Cost $1,085,008,791)		1,436,059,320

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,641,020

NET ASSETS - 100.0%		$1,437,700,340

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	24.3%
Financial	19.7%
Industrial	14.3%
Technology	11.9%
Consumer, Cyclical	8.5%
Communications	5.2%
Short-Term Investment	5.0%
Utilities	4.8%
Basic Materials	3.2%
Energy	3.0%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$46,077,287	$46,077,287	$-	$-
	Communications	73,809,650	73,809,650	-	-
	Consumer, Cyclical	122,055,979	122,055,979	-	-
	Consumer, Non-Cyclical	349,815,072	334,907,037	14,908,035	-
	Energy	42,902,550	28,150,898	14,751,652	-
	Financial	282,900,593	282,900,593	-	-
	Industrial	205,992,478	205,992,478	-	-
	Technology	171,044,815	171,044,815	-	-
	Utilities	69,292,835	69,292,835	-	-

	Total Common Stocks	1,363,891,259	1,334,231,572	29,659,687	-

	Short-Term Investment	72,168,061	-	72,168,061	-

	Total	$1,436,059,320	$1,334,231,572	$101,827,748	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Summary Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 99.0%

Basic Materials - 2.1%

Other securities		$72,106,979

Communications - 14.5%

Alphabet Inc ‘A’ *	37,524	50,259,270
Alphabet Inc ‘C’ *	37,553	50,209,112
Amazon.com Inc *	52,238	96,527,466
AT&T Inc	916,301	35,809,043
Cisco Systems Inc	531,882	25,509,061
Comcast Corp ‘A’	569,155	25,594,900
Facebook Inc ‘A’ *	301,863	61,957,381
Netflix Inc *	55,034	17,807,351
The Walt Disney Co	226,032	32,691,008
Verizon Communications Inc	518,766	31,852,233
Other securities		62,830,109

		491,046,934

Consumer, Cyclical - 8.3%

Costco Wholesale Corp	55,346	16,267,296
McDonald’s Corp	94,395	18,653,396
NIKE Inc ‘B’	156,390	15,843,871
The Home Depot Inc	136,872	29,890,107
Walmart Inc	178,109	21,166,473
Other securities		180,694,781

		282,515,924

Consumer, Non-Cyclical - 21.7%

Abbott Laboratories	221,506	19,240,011
AbbVie Inc	185,283	16,404,957
Amgen Inc	74,503	17,960,438
Bristol-Myers Squibb Co	294,078	18,876,867
Johnson & Johnson	330,156	48,159,856
Medtronic PLC	168,167	19,078,546
Merck & Co Inc	319,441	29,053,159
PayPal Holdings Inc *	147,288	15,932,143
PepsiCo Inc	174,914	23,905,496
Pfizer Inc	694,179	27,197,933
Philip Morris International Inc	194,998	16,592,380
The Coca-Cola Co	483,584	26,766,374
The Procter & Gamble Co	312,763	39,064,099
Thermo Fisher Scientific Inc	50,323	16,348,433
UnitedHealth Group Inc	118,840	34,936,583
Other securities		367,400,072

		736,917,347

Energy - 4.3%

Chevron Corp	237,096	28,572,439
Exxon Mobil Corp	530,462	37,015,638
Other securities		80,268,986

		145,857,063

Financial - 17.4%

Bank of America Corp	1,015,831	35,777,568
Berkshire Hathaway Inc ‘B’ *	245,385	55,579,702
Citigroup Inc	273,787	21,872,843
JPMorgan Chase & Co	393,469	54,849,579
Mastercard Inc ‘A’	111,485	33,288,306
Visa Inc ‘A’	214,932	40,385,723
Wells Fargo & Co	482,790	25,974,102
Other securities		323,129,210

		590,857,033

Industrial - 8.8%

Honeywell International Inc	89,580	15,855,660
The Boeing Co	67,073	21,849,700
Union Pacific Corp	87,067	15,740,843
United Technologies Corp	101,561	15,209,775
Other securities		227,532,899

		296,188,877

	Shares	Value
Technology - 18.6%

Accenture PLC ‘A’	79,722	$16,787,062
Adobe Inc *	60,766	20,041,234
Apple Inc	524,050	153,887,282
Broadcom Inc	49,764	15,726,419
Intel Corp	545,782	32,665,053
Microsoft Corp	957,172	150,946,024
NVIDIA Corp	76,629	18,030,804
salesforce.com Inc *	111,244	18,092,724
Other securities		203,413,467

		629,590,069

Utilities - 3.3%

Other securities		111,559,670

Total Common Stocks (Cost $2,147,526,037)		3,356,639,896

	Principal Amount

SHORT-TERM INVESTMENT - 0.9%

Repurchase Agreement - 0.9%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $29,732,908; collateralized by U.S. Treasury Notes: 3.125% due 11/15/28 and value $30,331,737)	$29,732,495	29,732,495

Total Short-Term Investment (Cost $29,732,495)		29,732,495

TOTAL INVESTMENTS - 99.9% (Cost $2,177,258,532)		3,386,372,391

DERIVATIVES - 0.0%		87,400

OTHER ASSETS & LIABILITIES, NET - 0.1%		4,242,947

NET ASSETS - 100.0%		$3,390,702,738

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	21.7%
Technology	18.6%
Financial	17.4%
Communications	14.5%
Industrial	8.8%
Consumer, Cyclical	8.3%
Energy	4.3%
Utilities	3.3%
Others (each less than 3.0%)	3.0%

99.9%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)

Other securities represent the Fund’s securities not identified as top-fifty holdings and issuers in terms of value, and individually not exceeding one percent of the Fund’s net assets as of December 31, 2019.

(c)

A Summary Schedule of Investments is presented for this Fund. For information on availability of a complete Schedule of Investments, refer to the Where To Go For More Information section of this report.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2019

(d)	Open futures contracts outstanding as of December 31, 2019 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	03/20	207	$33,354,485	$33,441,885	$87,400

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$3,356,639,896	$3,356,639,896	$-	$-
	Short-Term Investment	29,732,495	-	29,732,495	-
	Derivatives:
	Equity Contracts
	Futures	87,400	87,400	-	-

	Total	$3,386,459,791	$3,356,727,296	$29,732,495	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

FOCUSED GROWTH PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 98.2%

Basic Materials - 1.5%

The Sherwin-Williams Co	5,994	$3,497,739

Communications - 20.0%

Alphabet Inc ‘C’ *	9,496	12,696,342
Amazon.com Inc *	5,555	10,264,751
Facebook Inc ‘A’ *	41,977	8,615,779
GCI Liberty Inc ‘A’ *	45,044	3,191,367
Netflix Inc *	16,540	5,351,848
The Walt Disney Co	35,729	5,167,485
Zendesk Inc *	25,182	1,929,697

		47,217,269

Consumer, Cyclical - 6.5%

Hasbro Inc	46,161	4,875,063
Live Nation Entertainment Inc *	21,705	1,551,256
NIKE Inc ‘B’	37,386	3,787,576
The Home Depot Inc	23,838	5,205,743

		15,419,638

Consumer, Non-Cyclical - 20.9%

Avalara Inc *	31,164	2,282,763
Boston Scientific Corp *	155,884	7,049,075
CoStar Group Inc *	8,110	4,852,213
Danaher Corp	35,679	5,476,013
Edwards Lifesciences Corp *	8,045	1,876,818
Globus Medical Inc ‘A’ *	45,750	2,693,760
ICU Medical Inc *	20,952	3,920,538
Insmed Inc *	134,716	3,217,018
Intuitive Surgical Inc *	8,775	5,187,341
Neurocrine Biosciences Inc *	29,623	3,184,176
ServiceMaster Global Holdings Inc *	94,509	3,653,718
The Cooper Cos Inc	18,599	5,975,673

		49,369,106

Financial - 15.2%

American Tower Corp REIT	31,100	7,147,402
Intercontinental Exchange Inc	50,342	4,659,152
Markel Corp *	4,490	5,132,833
Mastercard Inc ‘A’	48,596	14,510,280
The Charles Schwab Corp	94,393	4,489,331

		35,938,998

Industrial - 9.5%

Ball Corp	41,736	2,699,067
Cognex Corp	23,291	1,305,228
L3Harris Technologies Inc	35,606	7,045,359
The Boeing Co	15,953	5,196,849
Westinghouse Air Brake Technologies Corp	81,736	6,359,061

		22,605,564

	Shares	Value
Technology - 24.6%

Adobe Inc *	15,810	$5,214,296
Apple Inc	39,491	11,596,532
ASML Holding NV ‘NY’ (Netherlands)	17,419	5,154,979
Atlassian Corp PLC ‘A’ *	10,500	1,263,570
Microchip Technology Inc	29,732	3,113,535
Microsoft Corp	114,639	18,078,570
salesforce.com Inc *	43,265	7,036,620
Texas Instruments Inc	52,238	6,701,613

		58,159,715

Total Common Stocks (Cost $163,467,278)		232,208,029

	Principal Amount
SHORT-TERM INVESTMENT - 1.8%

U.S. Government Agency Issue - 1.8%

Federal Home Loan Bank 1.014% due 01/02/20	$4,300,000	4,300,000

Total Short-Term Investment (Cost $4,299,880)		4,300,000

TOTAL INVESTMENTS - 100.0% (Cost $167,767,158)		236,508,029

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(37,887)

NET ASSETS - 100.0%		$236,470,142

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	24.6%
Consumer, Non-Cyclical	20.9%
Communications	20.0%
Financial	15.2%
Industrial	9.5%
Consumer, Cyclical	6.5%
Others (each less than 3.0%)	3.3%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$232,208,029	$232,208,029	$-	$-
	Short-Term Investment	4,300,000	-	4,300,000	-

	Total	$236,508,029	$232,208,029	$4,300,000	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

GROWTH PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 98.6%

Basic Materials - 1.7%

The Sherwin-Williams Co	58,302	$34,021,549

Communications - 18.1%

Alibaba Group Holding Ltd ADR * (China)	36,499	7,741,438
Alphabet Inc ‘A’ *	60,173	80,595,115
Alphabet Inc ‘C’ *	23,788	31,805,032
Amazon.com Inc *	57,250	105,788,840
Charter Communications Inc ‘A’ *	59,649	28,934,537
Comcast Corp ‘A’	184,248	8,285,633
Facebook Inc ‘A’ *	245,629	50,415,352
Netflix Inc *	97,316	31,488,538
Shopify Inc ‘A’ * (Canada)	7,785	3,095,160
Spotify Technology SA *	31,397	4,695,421

		352,845,066

Consumer, Cyclical - 7.2%

Chipotle Mexican Grill Inc *	11,131	9,317,871
Costco Wholesale Corp	54,415	15,993,657
Dollar General Corp	82,129	12,810,481
Dollar Tree Inc *	115,343	10,848,009
Hilton Worldwide Holdings Inc	87,834	9,741,669
Lululemon Athletica Inc *	33,567	7,776,467
Marriott International Inc ‘A’	109,988	16,655,483
NIKE Inc ‘B’	224,629	22,757,164
O’Reilly Automotive Inc *	6,241	2,735,181
Ross Stores Inc	188,866	21,987,780
Starbucks Corp	66,437	5,841,141
Wynn Resorts Ltd	26,055	3,618,258

		140,083,161

Consumer, Non-Cyclical - 24.2%

Abbott Laboratories	267,906	23,270,315
Becton Dickinson and Co	32,171	8,749,547
Boston Scientific Corp *	562,714	25,445,927
Clarivate Analytics PLC * (United Kingdom)	64,020	1,075,536
Colgate-Palmolive Co	304,301	20,948,081
Constellation Brands Inc ‘A’	51,712	9,812,352
CoStar Group Inc *	9,894	5,919,580
Danaher Corp	249,832	38,344,215
Edwards Lifesciences Corp *	65,533	15,288,194
Eli Lilly & Co	56,987	7,489,801
Equifax Inc	20,859	2,922,763
FleetCor Technologies Inc *	70,741	20,353,601
Global Payments Inc	253,335	46,248,838
IHS Markit Ltd *	137,545	10,364,016
Illumina Inc *	30,683	10,178,778
Medtronic PLC	284,308	32,254,743
PayPal Holdings Inc *	184,129	19,917,234
Pernod Ricard SA (France)	23,836	4,265,155
Square Inc ‘A’ *	102,844	6,433,921
The Estee Lauder Cos Inc ‘A’	77,671	16,042,168
Thermo Fisher Scientific Inc	169,969	55,217,829
TransUnion	139,584	11,949,786
Verisk Analytics Inc	206,575	30,849,910
Vertex Pharmaceuticals Inc *	61,254	13,411,563
Zoetis Inc	273,162	36,152,991

		472,906,844

Energy - 0.3%

Pioneer Natural Resources Co	34,954	5,290,987

Financial - 13.4%

American Tower Corp REIT	135,747	31,197,375
Aon PLC	150,793	31,408,674

	Shares	Value
Intercontinental Exchange Inc	206,296	$19,092,695
Mastercard Inc ‘A’	281,745	84,126,240
Visa Inc ‘A’	515,503	96,863,014

		262,687,998

Industrial - 6.6%

AMETEK Inc	174,354	17,390,068
Amphenol Corp ‘A’	167,865	18,168,029
Canadian Pacific Railway Ltd (NYSE) (Canada)	64,980	16,566,651
Fortive Corp	137,110	10,473,833
Roper Technologies Inc	68,716	24,341,269
Union Pacific Corp	79,845	14,435,177
Vulcan Materials Co	190,460	27,424,335

		128,799,362

Technology - 27.1%

Adobe Inc *	268,950	88,702,400
Analog Devices Inc	98,810	11,742,580
Apple Inc	128,630	37,772,200
Black Knight Inc *	67,365	4,343,695
Cadence Design Systems Inc *	40,700	2,822,952
Electronic Arts Inc *	238,377	25,627,911
Fidelity National Information Services Inc	281,142	39,104,041
Fiserv Inc *	430,851	49,819,301
Intuit Inc	125,918	32,981,702
Microsoft Corp	1,007,219	158,838,436
MSCI Inc	95,762	24,723,833
salesforce.com Inc *	248,422	40,403,354
Take-Two Interactive Software Inc *	96,568	11,822,820

		528,705,225

Total Common Stocks (Cost $1,286,436,861)		1,925,340,192

	Principal Amount
SHORT-TERM INVESTMENT - 0.3%

U.S. Government Agency Issue - 0.3%

Federal Home Loan Bank 1.014% due 01/02/20	$5,927,000	5,927,000

Total Short-Term Investment (Cost $5,926,835)		5,927,000

TOTAL INVESTMENTS - 98.9% (Cost $1,292,363,696)		1,931,267,192

OTHER ASSETS & LIABILITIES, NET - 1.1%		22,287,230

NET ASSETS - 100.0%		$1,953,554,422

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	27.1%
Consumer, Non-Cyclical	24.2%
Communications	18.1%
Financial	13.4%
Consumer, Cyclical	7.2%
Industrial	6.6%
Others (each less than 3.0%)	2.3%

98.9%
Other Assets & Liabilities, Net	1.1%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$34,021,549	$34,021,549	$-	$-
	Communications	352,845,066	352,845,066	-	-
	Consumer, Cyclical	140,083,161	140,083,161	-	-
	Consumer, Non-Cyclical	472,906,844	468,641,689	4,265,155	-
	Energy	5,290,987	5,290,987	-	-
	Financial	262,687,998	262,687,998	-	-
	Industrial	128,799,362	128,799,362	-	-
	Technology	528,705,225	528,705,225	-	-

	Total Common Stocks	1,925,340,192	1,921,075,037	4,265,155	-

	Short-Term Investment	5,927,000	-	5,927,000	-

	Total	$1,931,267,192	$1,921,075,037	$10,192,155	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

LARGE-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 100.0%

Basic Materials - 1.7%

The Sherwin-Williams Co	39,891	$23,277,994

Communications - 25.5%

Alibaba Group Holding Ltd ADR * (China)	144,794	30,710,807
Alphabet Inc ‘A’ *	34,075	45,639,714
Amazon.com Inc *	57,636	106,502,106
Facebook Inc ‘A’ *	252,193	51,762,613
GoDaddy Inc ‘A’ *	147,568	10,022,819
IAC/InterActiveCorp *	146,537	36,503,832
MercadoLibre Inc * (Argentina)	37,674	21,547,268
Netflix Inc *	119,264	38,590,252
Shopify Inc ‘A’ * (Canada)	17,832	7,089,647

		348,369,058

Consumer, Cyclical - 5.5%

Burlington Stores Inc *	79,234	18,067,729
Domino’s Pizza Inc	25,826	7,587,162
Ferrari NV (Italy)	38,247	6,331,408
Lowe’s Cos Inc	157,150	18,820,284
NIKE Inc ‘B’	231,534	23,456,710

		74,263,293

Consumer, Non-Cyclical - 22.5%

Align Technology Inc *	80,471	22,454,628
Boston Scientific Corp *	427,970	19,352,803
Constellation Brands Inc ‘A’	98,582	18,705,935
CoStar Group Inc *	53,901	32,248,968
Humana Inc	21,328	7,817,139
Illumina Inc *	30,178	10,011,250
Intuitive Surgical Inc *	48,175	28,478,651
IQVIA Holdings Inc *	137,414	21,231,837
Novartis AG ADR (Switzerland)	188,761	17,873,779
PayPal Holdings Inc *	116,360	12,586,661
S&P Global Inc	118,857	32,453,904
TransUnion	206,839	17,707,487
UnitedHealth Group Inc	97,558	28,680,101
Vertex Pharmaceuticals Inc *	80,189	17,557,382
Zoetis Inc	157,464	20,840,360

		308,000,885

Financial - 13.6%

CME Group Inc	111,526	22,385,499
Mastercard Inc ‘A’	209,056	62,422,031
Prologis Inc REIT	86,778	7,735,391
SBA Communications Corp REIT	99,108	23,884,037
Visa Inc ‘A’	365,506	68,678,577

		185,105,535

Industrial - 7.0%

Ball Corp	268,811	17,384,007
Honeywell International Inc	41,716	7,383,732
Keysight Technologies Inc *	148,461	15,236,553

	Shares	Value
Roper Technologies Inc	44,952	$15,923,347
The Boeing Co	47,021	15,317,561
Union Pacific Corp	73,302	13,252,269
Waste Management Inc	99,868	11,380,957

		95,878,426

Technology - 24.2%

Adobe Inc *	113,823	37,539,963
Apple Inc	99,615	29,251,945
ASML Holding NV ‘NY’ (Netherlands)	107,083	31,690,143
Autodesk Inc *	126,639	23,233,191
Coupa Software Inc *	56,163	8,213,839
Intuit Inc	115,147	30,160,454
Microsoft Corp	527,865	83,244,310
salesforce.com Inc *	236,475	38,460,294
ServiceNow Inc *	121,668	34,349,310
Xilinx Inc	154,574	15,112,700

		331,256,149

Total Common Stocks (Cost $1,027,089,254)		1,366,151,340

	Principal Amount

SHORT-TERM INVESTMENT - 0.1%

Repurchase Agreement - 0.1%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $1,821,793; collateralized by U.S. Treasury Notes: 3.125% due 11/15/28 and value $1,862,572)	$1,821,768	1,821,768

Total Short-Term Investment (Cost $1,821,768)		1,821,768

TOTAL INVESTMENTS - 100.1% (Cost $1,028,911,022)		1,367,973,108

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(727,029)

NET ASSETS - 100.0%		$1,367,246,079

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Communications	25.5%
Technology	24.2%
Consumer, Non-Cyclical	22.5%
Financial	13.6%
Industrial	7.0%
Consumer, Cyclical	5.5%
Others (each less than 3.0%)	1.8%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$1,366,151,340	$1,366,151,340	$-	$-
	Short-Term Investment	1,821,768	-	1,821,768	-

	Total	$1,367,973,108	$1,366,151,340	$1,821,768	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 98.0%

Basic Materials - 3.4%

Air Products & Chemicals Inc	101,365	$23,819,761
PPG Industries Inc	133,103	17,767,920

		41,587,681

Communications - 14.4%

AT&T Inc	594,780	23,244,003
Charter Communications Inc ‘A’ *	74,502	36,139,430
Comcast Corp ‘A’	931,173	41,874,850
DISH Network Corp ‘A’ *	729,343	25,869,796
Fox Corp ‘B’ *	403,266	14,678,882
Motorola Solutions Inc	203,898	32,856,124

		174,663,085

Consumer, Cyclical - 2.1%

The Home Depot Inc	114,841	25,078,978

Consumer, Non-Cyclical - 18.7%

AmerisourceBergen Corp	157,319	13,375,261
Amgen Inc	74,226	17,893,662
Anheuser-Busch InBev SA/NV ADR (Belgium)	233,811	19,181,854
Anthem Inc	92,393	27,905,458
CVS Health Corp	209,701	15,578,687
Johnson & Johnson	166,255	24,251,617
Keurig Dr Pepper Inc	418,986	12,129,645
Merck & Co Inc	342,573	31,157,014
Novartis AG ADR (Switzerland)	141,794	13,426,474
Pfizer Inc	354,032	13,870,974
Philip Morris International Inc	223,875	19,049,524
UnitedHealth Group Inc	64,110	18,847,058

		226,667,228

Energy - 8.0%

Chevron Corp	194,715	23,465,105
Enterprise Products Partners LP	637,720	17,958,195
Exxon Mobil Corp	254,952	17,790,550
Royal Dutch Shell PLC ‘A’ ADR (Netherlands)	242,217	14,285,959
Suncor Energy Inc (NYSE) (Canada)	700,505	22,976,564

		96,476,373

Financial - 25.4%

American Express Co	243,553	30,319,913
American Tower Corp REIT	146,381	33,641,281
Bank of America Corp	1,051,910	37,048,270
Berkshire Hathaway Inc ‘B’ *	83,670	18,951,255
JPMorgan Chase & Co	447,929	62,441,303
Marsh & McLennan Cos Inc	210,182	23,416,377
The Bank of New York Mellon Corp	239,442	12,051,116
The Charles Schwab Corp	310,441	14,764,574
The Progressive Corp	188,190	13,623,074
The Travelers Cos Inc	123,799	16,954,273
US Bancorp	474,249	28,118,223
Wells Fargo & Co	307,826	16,561,039

		307,890,698

Industrial - 16.4%

Deere & Co	139,305	24,135,984
Honeywell International Inc	194,111	34,357,647
Illinois Tool Works Inc	138,684	24,911,807
Martin Marietta Materials Inc	75,596	21,139,665
TE Connectivity Ltd	308,591	29,575,362
United Parcel Service Inc ‘B’	222,969	26,100,751
United Technologies Corp	254,591	38,127,548

		198,348,764

	Shares	Value
Technology - 6.7%

Apple Inc	74,670	$21,926,846
Microsoft Corp	232,585	36,678,654
Oracle Corp	420,880	22,298,222

		80,903,722

Utilities - 2.9%

Edison International	161,973	12,214,384
Sempra Energy	152,373	23,081,462

		35,295,846

Total Common Stocks (Cost $819,303,100)		1,186,912,375

	Principal Amount

SHORT-TERM INVESTMENT - 1.9%

Repurchase Agreement - 1.9%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $22,705,964; collateralized by U.S. Treasury Notes: 1.625% due 12/31/21 and value $23,163,919)	$22,705,648	22,705,648

Total Short-Term Investment (Cost $22,705,648)		22,705,648

TOTAL INVESTMENTS - 99.9% (Cost $842,008,748)		1,209,618,023

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,144,345

NET ASSETS - 100.0%		$1,210,762,368

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	25.4%
Consumer, Non-Cyclical	18.7%
Industrial	16.4%
Communications	14.4%
Energy	8.0%
Technology	6.7%
Basic Materials	3.4%
Others (each less than 3.0%)	6.9%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$1,186,912,375	$1,186,912,375	$-	$-
	Short-Term Investment	22,705,648	-	22,705,648	-

	Total	$1,209,618,023	$1,186,912,375	$22,705,648	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MAIN STREET® CORE PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 98.7%

Basic Materials - 0.6%

Ecolab Inc	31,499	$6,078,992

Communications - 16.0%

Alphabet Inc ‘A’ *	16,674	22,332,989
Amazon.com Inc *	21,543	39,808,017
Booking Holdings Inc *	12,160	24,973,357
Facebook Inc ‘A’ *	202,412	41,545,063
Motorola Solutions Inc	145,954	23,519,027
Verizon Communications Inc	357,027	21,921,458

		174,099,911

Consumer, Cyclical - 8.7%

Best Buy Co Inc	171,495	15,057,261
DR Horton Inc	168,649	8,896,235
Fastenal Co	319,489	11,805,119
General Motors Co	186,780	6,836,148
O’Reilly Automotive Inc *	20,547	9,004,928
Starbucks Corp	112,758	9,913,683
The Home Depot Inc	102,150	22,307,517
Ulta Beauty Inc *	44,623	11,295,866

		95,116,757

Consumer, Non-Cyclical - 24.2%

Anheuser-Busch InBev SA/NV (Belgium)	109,540	8,971,367
AstraZeneca PLC ADR (United Kingdom)	375,200	18,707,472
Boston Scientific Corp *	139,820	6,322,660
Church & Dwight Co Inc	95,544	6,720,565
Constellation Brands Inc ‘A’	51,273	9,729,052
Elanco Animal Health Inc *	613,567	18,069,548
Gilead Sciences Inc	126,522	8,221,400
Laboratory Corp of America Holdings *	27,959	4,729,824
Merck & Co Inc	387,437	35,237,395
S&P Global Inc	71,721	19,583,419
The Procter & Gamble Co	314,757	39,313,149
Thermo Fisher Scientific Inc	55,470	18,020,539
UnitedHealth Group Inc	153,794	45,212,360
Zimmer Biomet Holdings Inc	163,571	24,483,307

		263,322,057

Energy - 5.3%

Magellan Midstream Partners LP	245,708	15,447,662
Schlumberger Ltd	348,652	14,015,810
Suncor Energy Inc (NYSE) (Canada)	865,970	28,403,816

		57,867,288

Financial - 21.0%

AXA Equitable Holdings Inc	839,872	20,812,028
Berkshire Hathaway Inc ‘B’ *	160,916	36,447,474
Capital One Financial Corp	290,002	29,844,106
Danske Bank AS (Denmark)	463,357	7,496,325
Fidelity National Financial Inc	116,046	5,262,686
Intercontinental Exchange Inc	150,946	13,970,052
JPMorgan Chase & Co	392,292	54,685,505
Mastercard Inc ‘A’	45,989	13,731,855
Prologis Inc REIT	354,983	31,643,185
SVB Financial Group *	24,329	6,107,552
The Progressive Corp	77,907	5,639,688
Tradeweb Markets Inc ‘A’	46,282	2,145,171

		227,785,627

Industrial - 7.5%

CH Robinson Worldwide Inc	40,702	3,182,897
Honeywell International Inc	111,417	19,720,809
Lockheed Martin Corp	84,540	32,918,185
Republic Services Inc	90,516	8,112,949

	Shares	Value
Stanley Black & Decker Inc	10,566	$1,751,209
Union Pacific Corp	87,243	15,772,662

		81,458,711

Technology - 13.6%

Amdocs Ltd	151,910	10,966,383
Applied Materials Inc	380,553	23,228,955
Microsoft Corp	548,479	86,495,138
QUALCOMM Inc	226,440	19,978,801
Texas Instruments Inc	59,250	7,601,183

		148,270,460

Utilities - 1.8%

Duke Energy Corp	145,458	13,267,224
UGI Corp	128,115	5,785,674

		19,052,898

Total Common Stocks (Cost $873,599,722)		1,073,052,701

	Principal Amount

SHORT-TERM INVESTMENT - 1.0%

Repurchase Agreement - 1.0%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $10,889,675; collateralized by U.S. Treasury Notes: 3.125% due 11/15/28 and value $11,109,109)	$10,889,524	10,889,524

Total Short-Term Investment (Cost $10,889,524)		10,889,524

TOTAL INVESTMENTS - 99.7% (Cost $884,489,246)		1,083,942,225

OTHER ASSETS & LIABILITIES, NET - 0.3%		2,749,037

NET ASSETS - 100.0%		$1,086,691,262

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	24.2%
Financial	21.0%
Communications	16.0%
Technology	13.6%
Consumer, Cyclical	8.7%
Industrial	7.5%
Energy	5.3%
Others (each less than 3.0%)	3.4%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MAIN STREET CORE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$6,078,992	$6,078,992	$-	$-
	Communications	174,099,911	174,099,911	-	-
	Consumer, Cyclical	95,116,757	95,116,757	-	-
	Consumer, Non-Cyclical	263,322,057	254,350,690	8,971,367	-
	Energy	57,867,288	57,867,288	-	-
	Financial	227,785,627	220,289,302	7,496,325	-
	Industrial	81,458,711	81,458,711	-	-
	Technology	148,270,460	148,270,460	-	-
	Utilities	19,052,898	19,052,898	-	-

	Total Common Stocks	1,073,052,701	1,056,585,009	16,467,692	-

	Short-Term Investment	10,889,524	-	10,889,524	-

	Total	$1,083,942,225	$1,056,585,009	$27,357,216	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 99.5%

Basic Materials - 3.2%

Agnico Eagle Mines Ltd (Canada)	62,601	$3,856,847
CF Industries Holdings Inc	101,995	4,869,241
Huntsman Corp	401,711	9,705,338
Kirkland Lake Gold Ltd (Canada)	189,286	8,341,834
Newmont Goldcorp Corp	76,737	3,334,223
Westlake Chemical Corp	50,034	3,509,885

		33,617,368

Communications - 4.8%

Arista Networks Inc *	26,047	5,297,960
eBay Inc	159,481	5,758,859
Expedia Group Inc	97,174	10,508,396
Match Group Inc *	30,341	2,491,300
Motorola Solutions Inc	42,166	6,794,629
Proofpoint Inc *	18,389	2,110,689
Roku Inc *	92,492	12,384,679
Sprint Corp *	663,955	3,459,206
Twitter Inc *	73,102	2,342,919

		51,148,637

Consumer, Cyclical - 16.7%

Alaska Air Group Inc	74,063	5,017,768
Allison Transmission Holdings Inc	54,104	2,614,305
American Eagle Outfitters Inc	508,686	7,477,684
Best Buy Co Inc	67,202	5,900,336
Burlington Stores Inc *	20,873	4,759,670
Casey’s General Stores Inc	112,353	17,863,003
Chipotle Mexican Grill Inc *	5,876	4,918,858
Copart Inc *	68,354	6,216,113
Darden Restaurants Inc	63,068	6,875,043
Dollar General Corp	136,118	21,231,686
Floor & Decor Holdings Inc ‘A’ *	66,023	3,354,629
IAA Inc *	46,721	2,198,690
JetBlue Airways Corp *	184,067	3,445,734
Lear Corp	90,298	12,388,886
Live Nation Entertainment Inc *	12,048	861,071
Lululemon Athletica Inc *	21,071	4,881,519
Norwegian Cruise Line Holdings Ltd *	277,969	16,236,169
O’Reilly Automotive Inc *	7,785	3,411,854
PulteGroup Inc	121,602	4,718,158
Royal Caribbean Cruises Ltd	183,130	24,449,686
Spirit Airlines Inc *	163,954	6,608,986
Thor Industries Inc	33,869	2,516,128
Tractor Supply Co	34,908	3,261,803
Vail Resorts Inc	22,517	5,400,252
WW Grainger Inc	5,372	1,818,529

		178,426,560

Consumer, Non-Cyclical - 14.9%

Align Technology Inc *	8,341	2,327,473
AMERCO	18,703	7,028,962
BioMarin Pharmaceutical Inc *	101,647	8,594,254
Centene Corp *	81,295	5,111,017
CoStar Group Inc *	12,278	7,345,927
Darling Ingredients Inc *	77,472	2,175,414
Edwards Lifesciences Corp *	31,300	7,301,977
Euronet Worldwide Inc *	49,106	7,737,141
FleetCor Technologies Inc *	32,863	9,455,342
FTI Consulting Inc *	87,144	9,643,355
Humana Inc	21,202	7,770,957
IHS Markit Ltd *	225,702	17,006,646
Ionis Pharmaceuticals Inc *	65,180	3,937,524
Lamb Weston Holdings Inc	42,508	3,656,963
MarketAxess Holdings Inc	4,989	1,891,380
Masimo Corp *	54,101	8,551,204
Molina Healthcare Inc *	8,212	1,114,286

	Shares	Value
Moody’s Corp	10,883	$2,583,733
Robert Half International Inc	90,649	5,724,484
Sanderson Farms Inc	13,611	2,398,530
Teleflex Inc	48,202	18,145,161
Tyson Foods Inc ‘A’	88,116	8,022,081
United Rentals Inc *	67,987	11,338,192

		158,862,003

Energy - 3.4%

Baker Hughes Co	501,401	12,850,907
Cabot Oil & Gas Corp	112,129	1,952,166
Marathon Petroleum Corp	127,219	7,664,945
ONEOK Inc	109,582	8,292,070
Patterson-UTI Energy Inc	483,892	5,080,866

		35,840,954

Financial - 24.4%

AGNC Investment Corp REIT	1,312,296	23,201,393
Agree Realty Corp REIT	27,265	1,913,185
Ally Financial Inc	511,070	15,618,299
Americold Realty Trust REIT	278,878	9,777,463
Arch Capital Group Ltd *	204,888	8,787,646
AvalonBay Communities Inc REIT	25,367	5,319,460
Brown & Brown Inc	240,000	9,475,200
Citizens Financial Group Inc	312,867	12,705,529
Cousins Properties Inc REIT	259,374	10,686,209
EPR Properties REIT	141,852	10,020,425
Evercore Inc ‘A’	112,571	8,415,808
Everest Re Group Ltd	10,574	2,927,306
First Horizon National Corp	301,803	4,997,858
Healthcare Realty Trust Inc REIT	154,317	5,149,558
Host Hotels & Resorts Inc REIT	503,097	9,332,449
Lamar Advertising Co ‘A’ REIT	93,166	8,315,997
LendingTree Inc *	3,467	1,052,027
Lincoln National Corp	364,424	21,504,660
Marsh & McLennan Cos Inc	113,331	12,626,207
Mid-America Apartment Communities Inc REIT	139,366	18,376,801
Omega Healthcare Investors Inc REIT	244,744	10,364,908
SVB Financial Group *	9,364	2,350,739
Synovus Financial Corp	270,643	10,609,206
The Hanover Insurance Group Inc	18,936	2,587,983
The Hartford Financial Services Group Inc	203,719	12,380,004
Umpqua Holdings Corp	134,153	2,374,508
Voya Financial Inc	128,195	7,817,331
White Mountains Insurance Group Ltd	5,373	5,993,635
WR Berkley Corp	78,392	5,416,887

		260,098,681

Industrial - 12.1%

Acuity Brands Inc	9,369	1,292,922
Aerojet Rocketdyne Holdings Inc *	102,402	4,675,675
AGCO Corp	52,228	4,034,613
BWX Technologies Inc	83,307	5,171,699
Carlisle Cos Inc	16,952	2,743,512
Eagle Materials Inc	77,998	7,071,299
Garmin Ltd	22,217	2,167,490
Generac Holdings Inc *	95,370	9,593,268
Hexcel Corp	70,378	5,159,411
Huntington Ingalls Industries Inc	27,846	6,986,004
Kansas City Southern	70,348	10,774,500
Keysight Technologies Inc *	45,839	4,704,457
Kirby Corp *	6,727	602,268
Knight-Swift Transportation Holdings Inc	97,465	3,493,146
L3Harris Technologies Inc	37,235	7,367,689
Martin Marietta Materials Inc	28,261	7,902,906
Masco Corp	92,771	4,452,080
Old Dominion Freight Line Inc	7,002	1,328,840
Owens Corning	157,014	10,224,752
Textron Inc	92,782	4,138,077
The Timken Co	114,373	6,440,344

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Universal Display Corp	11,689	$2,408,752
Vulcan Materials Co	56,921	8,196,055
Xylem Inc	108,967	8,585,510

		129,515,269

Technology - 14.4%

Advanced Micro Devices Inc *	219,181	10,051,641
Analog Devices Inc	66,096	7,854,849
DocuSign Inc *	139,350	10,327,228
DXC Technology Co	147,840	5,557,306
KLA Corp	54,801	9,763,894
Lam Research Corp	26,598	7,777,255
Marvell Technology Group Ltd	213,915	5,681,582
Monolithic Power Systems Inc	7,485	1,332,480
ON Semiconductor Corp *	150,553	3,670,482
Paychex Inc	41,883	3,562,568
Pure Storage Inc ‘A’ *	383,408	6,560,111
ServiceNow Inc *	21,361	6,030,638
Skyworks Solutions Inc	189,964	22,962,848
Splunk Inc *	71,634	10,728,624
Workday Inc ‘A’ *	25,426	4,181,306
Xilinx Inc	54,200	5,299,134
Zebra Technologies Corp ‘A’ *	42,366	10,821,971
Zscaler Inc *	185,108	8,607,522
Zynga Inc ‘A’ *	2,192,900	13,420,548

		154,191,987

Utilities - 5.6%

Atmos Energy Corp	84,529	9,455,414
CMS Energy Corp	174,611	10,972,555
ONE Gas Inc	107,692	10,076,740
Portland General Electric Co	207,087	11,553,384
WEC Energy Group Inc	197,605	18,225,109

		60,283,202

Total Common Stocks (Cost $974,710,517)		1,061,984,661

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.4%

Repurchase Agreement - 0.4%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $4,278,539; collateralized by U.S. Treasury Notes: 2.875% due 08/15/28 and value $4,367,873)	$4,278,480	$4,278,480

Total Short-Term Investment (Cost $4,278,480)		4,278,480

TOTAL INVESTMENTS - 99.9% (Cost $978,988,997)		1,066,263,141

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,105,760

NET ASSETS - 100.0%		$1,067,368,901

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	24.4%
Consumer, Cyclical	16.7%
Consumer, Non-Cyclical	14.9%
Technology	14.4%
Industrial	12.1%
Utilities	5.6%
Communications	4.8%
Energy	3.4%
Basic Materials	3.2%
Others (each less than 3.0%)	0.4%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$1,061,984,661	$1,061,984,661	$-	$-
	Short-Term Investment	4,278,480	-	4,278,480	-

	Total	$1,066,263,141	$1,061,984,661	$4,278,480	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 98.1%

Basic Materials - 3.4%

Axalta Coating Systems Ltd *	551,469	$16,764,657
RPM International Inc	201,754	15,486,637

		32,251,294

Communications - 6.0%

Arista Networks Inc *	65,874	13,398,772
MercadoLibre Inc * (Argentina)	27,715	15,851,317
Palo Alto Networks Inc *	68,101	15,748,356
Twitter Inc *	290,895	9,323,185
VeriSign Inc *	16,025	3,087,697

		57,409,327

Consumer, Cyclical - 20.7%

BorgWarner Inc	386,157	16,751,491
Burberry Group PLC (United Kingdom)	414,730	12,108,289
Chipotle Mexican Grill Inc *	32,852	27,500,738
Dunkin’ Brands Group Inc	203,910	15,403,361
Fastenal Co	579,838	21,425,014
GrubHub Inc *	198,209	9,640,886
Lululemon Athletica Inc *	60,525	14,021,827
National Vision Holdings Inc *	290,401	9,417,704
Nordstrom Inc	169,345	6,931,291
O’Reilly Automotive Inc *	29,060	12,735,836
The Scotts Miracle-Gro Co	116,867	12,408,938
Tractor Supply Co	247,739	23,148,732
Ulta Beauty Inc *	64,639	16,362,716

		197,856,823

Consumer, Non-Cyclical - 25.7%

10X Genomics Inc ‘A’ *	16,915	1,289,769
ABIOMED Inc *	63,020	10,750,582
Bio-Techne Corp	27,010	5,928,965
CoStar Group Inc *	55,374	33,130,264
DexCom Inc *	92,276	20,184,452
Edwards Lifesciences Corp *	84,852	19,795,123
Glaukos Corp *	154,715	8,427,326
Intuitive Surgical Inc *	30,060	17,769,969
Laboratory Corp of America Holdings *	77,886	13,175,975
MarketAxess Holdings Inc	63,651	24,130,731
Seattle Genetics Inc *	141,415	16,158,078
Square Inc ‘A’ *	269,170	16,839,275
Teladoc Health Inc *	77,342	6,475,072
The Hershey Co	97,181	14,283,663
TransUnion	277,937	23,794,186
Zoetis Inc	100,722	13,330,557

		245,463,987

Financial - 4.1%

Cboe Global Markets Inc	51,726	6,207,120
First Republic Bank	162,519	19,087,857
SVB Financial Group *	52,803	13,255,665

		38,550,642

Industrial - 15.9%

Agilent Technologies Inc	146,472	12,495,526
AO Smith Corp	318,837	15,189,395
Coherent Inc *	58,631	9,753,267
Gardner Denver Holdings Inc *	291,571	10,694,824
IDEX Corp	99,385	17,094,220
II-VI Inc *	39,716	1,337,238
Keysight Technologies Inc *	209,107	21,460,651
L3Harris Technologies Inc	78,983	15,628,366
Novanta Inc *	57,108	5,050,632
The Middleby Corp *	144,125	15,784,570
Trex Co Inc *	151,690	13,633,897
Universal Display Corp	64,878	13,369,410

		151,491,996

	Shares	Value
Technology - 22.3%

Advanced Micro Devices Inc *	395,352	$18,130,843
Cerner Corp	262,020	19,229,648
DocuSign Inc *	156,875	11,626,006
Electronic Arts Inc *	269,950	29,022,324
Guidewire Software Inc *	176,577	19,382,857
Maxim Integrated Products Inc	280,645	17,262,474
Microchip Technology Inc	182,804	19,143,235
Monolithic Power Systems Inc	105,958	18,862,643
ServiceNow Inc *	38,637	10,907,998
Teradyne Inc	350,473	23,898,754
Twilio Inc ‘A’ *	105,815	10,399,498
Tyler Technologies Inc *	49,827	14,949,097

		212,815,377

Total Common Stocks (Cost $715,431,087)		935,839,446

	Principal Amount

SHORT-TERM INVESTMENT - 1.9%

Repurchase Agreement - 1.9%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $18,208,364; collateralized by U.S. Treasury Notes: 3.125% due 11/15/28 and value $18,575,978)	$18,208,111	18,208,111

Total Short-Term Investment (Cost $18,208,111)		18,208,111

TOTAL INVESTMENTS - 100.0% (Cost $733,639,198)		954,047,557

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(72,118)

NET ASSETS - 100.0%		$953,975,439

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	25.7%
Technology	22.3%
Consumer, Cyclical	20.7%
Industrial	15.9%
Communications	6.0%
Financial	4.1%
Basic Materials	3.4%
Others (each less than 3.0%)	1.9%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$32,251,294	$32,251,294	$-	$-
	Communications	57,409,327	57,409,327	-	-
	Consumer, Cyclical	197,856,823	185,748,534	12,108,289	-
	Consumer, Non-Cyclical	245,463,987	245,463,987	-	-
	Financial	38,550,642	38,550,642	-	-
	Industrial	151,491,996	151,491,996	-	-
	Technology	212,815,377	212,815,377	-	-

	Total Common Stocks	935,839,446	923,731,157	12,108,289	-

	Short-Term Investment	18,208,111	-	18,208,111	-

	Total	$954,047,557	$923,731,157	$30,316,400	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 97.7%

Basic Materials - 2.5%

FMC Corp	111,322	$11,112,162
Nutrien Ltd (Canada)	136,155	6,523,186
Steel Dynamics Inc	139,482	4,747,967
The Mosaic Co	156,334	3,383,068

		25,766,383

Communications - 3.1%

Altice USA Inc ‘A’ *	197,988	5,412,992
eBay Inc	248,447	8,971,421
Expedia Group Inc	42,816	4,630,122
Fox Corp ‘A’	122,374	4,536,404
Liberty Global PLC ‘C’ * (United Kingdom)	104,008	2,266,855
Omnicom Group Inc	39,922	3,234,481
Yelp Inc *	71,817	2,501,386

		31,553,661

Consumer, Cyclical - 9.5%

AutoZone Inc *	4,919	5,860,054
Dollar Tree Inc *	31,061	2,921,287
HD Supply Holdings Inc *	188,968	7,600,293
IAA Inc *	125,955	5,927,442
International Game Technology PLC	217,010	3,248,640
KAR Auction Services Inc	82,585	1,799,527
Las Vegas Sands Corp	86,952	6,003,166
Lear Corp	28,533	3,914,728
Lennar Corp ‘A’	97,330	5,430,041
Mohawk Industries Inc *	50,370	6,869,461
PACCAR Inc	60,531	4,788,002
Ross Stores Inc	46,558	5,420,282
Southwest Airlines Co	212,430	11,466,971
WABCO Holdings Inc *	48,647	6,591,669
WESCO International Inc *	56,867	3,377,331
Whirlpool Corp	42,333	6,245,387
Wyndham Destinations Inc	97,024	5,015,171
Wyndham Hotels & Resorts Inc	76,966	4,834,234

		97,313,686

Consumer, Non-Cyclical - 14.6%

AmerisourceBergen Corp	85,858	7,299,647
Avantor Inc *	209,650	3,805,147
Avery Dennison Corp	26,746	3,498,912
Boston Scientific Corp *	96,809	4,377,703
Centene Corp *	115,503	7,261,674
Coca-Cola European Partners PLC (United Kingdom)	92,773	4,720,290
Corteva Inc *	333,787	9,866,744
DaVita Inc *	41,713	3,129,726
EVERTEC Inc	43,628	1,485,097
Global Payments Inc	32,742	5,977,379
Humana Inc	28,028	10,272,823
ICON PLC * (Ireland)	49,806	8,578,087
IQVIA Holdings Inc *	49,888	7,708,195
Jazz Pharmaceuticals PLC *	38,634	5,767,284
Laboratory Corp of America Holdings *	48,735	8,244,500
ManpowerGroup Inc	49,378	4,794,604
McKesson Corp	28,984	4,009,067
Molina Healthcare Inc *	23,517	3,191,022
Moody’s Corp	19,911	4,727,070
Nomad Foods Ltd * (United Kingdom)	333,150	7,452,565
Robert Half International Inc	90,589	5,720,695
Tyson Foods Inc ‘A’	104,522	9,515,683
Universal Health Services Inc ‘B’	55,980	8,030,891
Zimmer Biomet Holdings Inc	71,626	10,720,980

		150,155,785

	Shares	Value
Energy - 4.5%

Apergy Corp *	133,616	$4,513,549
Cimarex Energy Co	68,979	3,620,708
Diamondback Energy Inc	65,526	6,084,744
Marathon Oil Corp	291,529	3,958,964
Marathon Petroleum Corp	151,949	9,154,927
Noble Energy Inc	381,092	9,466,325
Valero Energy Corp	105,383	9,869,118

		46,668,335

Financial - 29.3%

Air Lease Corp	77,671	3,690,926
Alleghany Corp *	27,850	22,268,024
Alliance Data Systems Corp	30,844	3,460,697
American Homes 4 Rent ‘A’ REIT	214,571	5,623,906
Ameriprise Financial Inc	77,779	12,956,426
Aon PLC	67,932	14,149,556
Boston Properties Inc REIT	107,567	14,829,187
Discover Financial Services	199,146	16,891,564
Douglas Emmett Inc REIT	197,752	8,681,313
Duke Realty Corp REIT	189,515	6,570,485
East West Bancorp Inc	185,103	9,014,516
Equity Residential REIT	159,661	12,919,768
Everest Re Group Ltd	16,088	4,453,802
Fifth Third Bancorp	435,315	13,381,583
Globe Life Inc	52,940	5,571,935
Huntington Bancshares Inc	1,031,601	15,556,543
KeyCorp	653,668	13,230,240
Kilroy Realty Corp REIT	85,296	7,156,334
Loews Corp	121,064	6,354,649
Marsh & McLennan Cos Inc	50,487	5,624,757
Prologis Inc REIT	73,634	6,563,735
Raymond James Financial Inc	41,058	3,673,049
Regency Centers Corp REIT	145,728	9,193,980
Regions Financial Corp	614,007	10,536,360
Reinsurance Group of America Inc	102,572	16,725,390
Retail Properties of America Inc ‘A’ REIT	260,282	3,487,779
SLM Corp	330,131	2,941,467
State Street Corp	55,032	4,353,031
Synchrony Financial	123,280	4,439,313
TD Ameritrade Holding Corp	65,990	3,279,703
The Allstate Corp	45,245	5,087,800
The Progressive Corp	70,189	5,080,982
The Travelers Cos Inc	29,431	4,030,575
Truist Financial Corp	284,868	16,043,766
WR Berkley Corp	57,417	3,967,515

		301,790,656

Industrial - 16.6%

AMETEK Inc	146,292	14,591,164
Arrow Electronics Inc *	54,852	4,648,159
CH Robinson Worldwide Inc	50,377	3,939,481
Curtiss-Wright Corp	42,598	6,001,632
Dover Corp	151,280	17,436,533
Eagle Materials Inc	45,362	4,112,519
Eaton Corp PLC	89,875	8,512,960
EnerSys	38,870	2,908,642
Expeditors International of Washington Inc	41,812	3,262,172
Flex Ltd *	337,355	4,257,420
Gentex Corp	110,910	3,214,172
Graphic Packaging Holding Co	247,591	4,122,390
Hubbell Inc	26,637	3,937,481
Huntington Ingalls Industries Inc	28,767	7,217,065
Ingersoll-Rand PLC	29,245	3,887,245
ITT Inc	111,243	8,221,970
Kansas City Southern	88,415	13,541,641
L3Harris Technologies Inc	65,194	12,899,937
Masco Corp	96,621	4,636,842
Owens Corning	104,737	6,820,474

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Parker-Hannifin Corp	37,569	$7,732,452
Spirit AeroSystems Holdings Inc ‘A’	76,993	5,611,250
TE Connectivity Ltd	167,155	16,020,135
Textron Inc	73,737	3,288,670

		170,822,406

Technology - 10.1%

Activision Blizzard Inc	114,433	6,799,609
Amdocs Ltd	68,279	4,929,061
CDK Global Inc	122,694	6,708,908
Change Healthcare Inc *	283,175	4,641,238
Electronic Arts Inc *	51,212	5,505,802
Fidelity National Information Services Inc	98,905	13,756,697
Hewlett Packard Enterprise Co	276,840	4,390,682
KLA Corp	50,709	9,034,823
Leidos Holdings Inc	90,776	8,886,063
Marvell Technology Group Ltd	140,860	3,741,242
NetEase Inc ADR (China)	13,325	4,085,978
NXP Semiconductors NV (Netherlands)	71,881	9,147,576
Qorvo Inc *	91,888	10,680,142
Science Applications International Corp	72,321	6,293,373
Western Digital Corp	47,613	3,021,997
Xerox Holdings Corp *	73,655	2,715,660

		104,338,851

Utilities - 7.5%

Alliant Energy Corp	63,179	3,457,155
American Electric Power Co Inc	57,419	5,426,670
DTE Energy Co	97,907	12,715,182
Edison International	109,641	8,268,028
Entergy Corp	109,462	13,113,547
Evergy Inc	98,464	6,409,022
FirstEnergy Corp	170,267	8,274,976
Vistra Energy Corp	227,745	5,235,857
Xcel Energy Inc	216,330	13,734,792

		76,635,229

Total Common Stocks (Cost $856,947,709)		1,005,044,992

	Principal Amount	Value

SHORT-TERM INVESTMENT - 0.2%

Repurchase Agreement - 0.2%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $2,494,627; collateralized by U.S. Treasury Notes: 2.875% due 08/15/28 and value $2,546,563)	$2,494,592	$2,494,592

Total Short-Term Investment (Cost $2,494,592)		2,494,592

TOTAL INVESTMENTS - 97.9% (Cost $859,442,301)		1,007,539,584

OTHER ASSETS & LIABILITIES, NET - 2.1%		22,090,128

NET ASSETS - 100.0%		$1,029,629,712

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	29.3%
Industrial	16.6%
Consumer, Non-Cyclical	14.6%
Technology	10.1%
Consumer, Cyclical	9.5%
Utilities	7.5%
Energy	4.5%
Communications	3.1%
Others (each less than 3.0%)	2.7%

97.9%
Other Assets & Liabilities, Net	2.1%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$1,005,044,992	$1,005,044,992	$-	$-
	Short-Term Investment	2,494,592	-	2,494,592	-

	Total	$1,007,539,584	$1,005,044,992	$2,494,592	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Summary Schedule of Investments

December 31, 2019

	Shares	Value
RIGHTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Other security		$74

Total Rights (Cost $74)		74

COMMON STOCKS - 98.1%

Basic Materials - 4.9%

Minerals Technologies Inc	43,768	2,522,350
PH Glatfelter Co	95,195	1,742,068
PolyOne Corp	43,632	1,605,221
Other securities		6,625,569

		12,495,208

Communications - 1.5%

Other securities		3,662,326

Consumer, Cyclical - 13.1%

Brinker International Inc	43,065	1,808,730
Brunswick Corp	21,700	1,301,566
Carter’s Inc	30,918	3,380,574
Cinemark Holdings Inc	41,945	1,419,838
Jack in the Box Inc	29,377	2,292,287
Thor Industries Inc	17,500	1,300,075
Toll Brothers Inc	37,626	1,486,603
Wyndham Hotels & Resorts Inc	56,200	3,529,922
Other securities		16,795,797

		33,315,392

Consumer, Non-Cyclical - 6.5%

Maple Leaf Foods Inc (Canada)	64,869	1,292,834
Other securities		15,217,945

		16,510,779

Energy - 4.3%

Crescent Point Energy Corp (TSE) (Canada)	384,900	1,716,200
Hunting PLC (United Kingdom)	372,474	2,076,102
Other securities		7,085,810

		10,878,112

Financial - 38.4%

Brandywine Realty Trust REIT	117,159	1,845,254
Bryn Mawr Bank Corp	69,507	2,866,469
CenterState Bank Corp	78,796	1,968,324
Columbia Banking System Inc	98,277	3,998,400
First Horizon National Corp	192,252	3,183,693
Glacier Bancorp Inc	31,314	1,440,131
Highwoods Properties Inc REIT	55,051	2,692,544
Horace Mann Educators Corp	87,168	3,805,755
Lakeland Financial Corp	57,255	2,801,487
McGrath RentCorp	34,056	2,606,646
Old Republic International Corp	146,997	3,288,323
Peoples Bancorp Inc	39,351	1,363,906
Retail Properties of America Inc ‘A’ REIT	176,926	2,370,808
Selective Insurance Group Inc	21,901	1,427,726
Sunstone Hotel Investors Inc REIT	126,448	1,760,156
TCF Financial Corp	32,186	1,506,305
The First of Long Island Corp	72,438	1,816,745
The Hanover Insurance Group Inc	25,381	3,468,821
Washington Trust Bancorp Inc	25,592	1,376,594
Other securities		51,764,165

		97,352,252

Industrial - 21.7%

Advanced Energy Industries Inc *	28,935	2,060,172
Coherent Inc *	16,597	2,760,911
Eagle Materials Inc	35,137	3,185,520

	Shares	Value
Gibraltar Industries Inc *	60,465	$3,049,855
II-VI Inc *	42,801	1,441,110
Kennametal Inc	70,672	2,607,090
Mueller Industries Inc	32,606	1,035,240
Mueller Water Products Inc ‘A’	242,560	2,905,869
Oshkosh Corp	32,700	3,095,055
Plexus Corp *	42,672	3,283,184
Regal Beloit Corp	37,269	3,190,599
Rexnord Corp *	88,638	2,891,372
SPX FLOW Inc *	44,056	2,153,017
Universal Forest Products Inc	53,913	2,571,650
Other securities		18,818,523

		55,049,167

Technology - 4.3%

MKS Instruments Inc	14,620	1,608,346
Synaptics Inc *	35,978	2,366,273
Other securities		7,009,214

		10,983,833

Utilities - 3.4%

Black Hills Corp	17,218	1,352,302
Other securities		7,330,026

		8,682,328

Total Common Stocks (Cost $231,752,204)		248,929,397

	Principal Amount

CORPORATE BONDS & NOTES - 0.2%

Industrial - 0.2%

Mueller Industries Inc 6.000% due 03/01/27	$482,000	494,820

Total Corporate Bonds & Notes (Cost $482,000)		494,820

SHORT-TERM INVESTMENTS - 1.6%

Repurchase Agreement - 0.6%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $1,431,327; collateralized by U.S. Treasury Bonds: 2.875% - 3.125% due 08/15/28 - 11/15/28 and value $1,465,327)	1,431,307	1,431,307

U.S. Government Agency Issue - 1.0%

Federal Home Loan Bank 1.166% due 01/02/20	2,710,000	2,710,000

Total Short-Term Investments (Cost $4,141,220)		4,141,307

TOTAL INVESTMENTS - 99.9% (Cost $236,375,498)		253,565,598

DERIVATIVES - (0.0%)		(493)

OTHER ASSETS & LIABILITIES, NET - 0.1%		202,845

NET ASSETS - 100.0%		$253,767,950

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2019

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	38.4%
Industrial	21.9%
Consumer, Cyclical	13.1%
Consumer, Non-Cyclical	6.5%
Basic Materials	4.9%
Technology	4.3%
Energy	4.3%
Utilities	3.4%
Others (each less than 3.0%)	3.1%

	99.9%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.1%

	100.0%

(b)

Other securities represent the Fund’s securities not identified as top-fifty holdings and issuers in terms of value, and individually not exceeding one percent of the Fund’s net assets as of December 31, 2019.

(c)

A Summary Schedule of Investments is presented for this Fund. For information on availability of a complete Schedule of Investments, refer to the Where To Go For More Information section of this report.

(d)	Open futures contracts outstanding as of December 31, 2019 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Micro Russell 2000 E-Mini Index	03/20	26	$215,056	$217,178	$2,122
Russell 2000 E-Mini Index	03/20	13	1,088,505	1,085,890	(2,615)

Total Futures Contracts					($493)

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$74	$-	$74	$-
	Common Stocks
	Basic Materials	12,495,208	12,495,208	-	-
	Communications	3,662,326	3,662,326	-	-
	Consumer, Cyclical	33,315,392	33,315,392	-	-
	Consumer, Non-Cyclical	16,510,779	16,510,779	-	-
	Energy	10,878,112	8,802,010	2,076,102	-
	Financial	97,352,252	97,352,252	-	-
	Industrial	55,049,167	55,049,167	-	-
	Technology	10,983,833	10,983,833	-	-
	Utilities	8,682,328	8,682,328	-	-

	Total Common Stocks	248,929,397	246,853,295	2,076,102	-

	Corporate Bonds & Notes	494,820	-	494,820	-
	Short-Term Investments	4,141,307	-	4,141,307	-
	Derivatives:
	Equity Contracts
	Futures	2,122	2,122	-	-

	Total Assets	253,567,720	246,855,417	6,712,303	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(2,615)	(2,615)	-	-

	Total Liabilities	(2,615)	(2,615)	-	-

	Total	$253,565,105	$246,852,802	$6,712,303	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 98.1%

Basic Materials - 2.9%

Kaiser Aluminum Corp	7,040	$780,665
PolyOne Corp	18,253	671,528
Rogers Corp *	3,468	432,564

		1,884,757

Communications - 4.8%

NETGEAR Inc *	19,777	484,734
Sinclair Broadcast Group Inc ‘A’	13,642	454,824
Viavi Solutions Inc *	59,340	890,100
Vonage Holdings Corp *	84,079	623,026
Yelp Inc *	21,377	744,561

		3,197,245

Consumer, Cyclical - 14.5%

BJ’s Restaurants Inc	15,253	579,004
BJ’s Wholesale Club Holdings Inc *	34,388	781,983
Bloomin’ Brands Inc	38,279	844,818
Dine Brands Global Inc	6,949	580,380
G-III Apparel Group Ltd *	19,035	637,672
KB Home	15,011	514,427
Lithia Motors Inc ‘A’	5,256	772,632
PetIQ Inc *	16,019	401,276
RH *	3,035	647,972
SeaWorld Entertainment Inc *	28,777	912,519
Shake Shack Inc ‘A’ *	7,936	472,748
Sleep Number Corp *	13,661	672,668
Steven Madden Ltd	17,956	772,288
The Children’s Place Inc	6,433	402,191
Wolverine World Wide Inc	18,360	619,466

		9,612,044

Consumer, Non-Cyclical - 37.1%

Aaron’s Inc	11,224	641,003
Acadia Healthcare Co Inc *	18,028	598,890
Addus HomeCare Corp *	5,186	504,183
Amedisys Inc *	6,027	1,006,027
Amicus Therapeutics Inc *	54,460	530,440
AMN Healthcare Services Inc *	12,397	772,457
Amphastar Pharmaceuticals Inc *	17,664	340,739
BioTelemetry Inc *	14,397	666,581
Blueprint Medicines Corp *	7,757	621,413
Cardtronics PLC ‘A’ *	19,276	860,673
Chegg Inc *	27,805	1,054,088
Esperion Therapeutics Inc *	10,420	621,345
FibroGen Inc *	13,844	593,769
FTI Consulting Inc *	5,424	600,220
Harsco Corp *	25,644	590,068
Heron Therapeutics Inc *	26,769	629,071
Horizon Therapeutics PLC *	34,255	1,240,031
Insperity Inc	8,597	739,686
Iovance Biotherapeutics Inc *	18,985	525,505
iRhythm Technologies Inc *	9,142	622,479
LHC Group Inc *	7,160	986,362
LivaNova PLC *	9,055	683,019
LiveRamp Holdings Inc *	13,154	632,313
Merit Medical Systems Inc *	19,638	613,098
Myriad Genetics Inc *	20,935	570,060
NuVasive Inc *	11,327	876,030
Option Care Health Inc *	108,814	405,876
Orthofix Medical Inc *	12,802	591,196
Performance Food Group Co *	23,968	1,233,873
PTC Therapeutics Inc *	12,333	592,354
Quidel Corp *	12,605	945,753
Revance Therapeutics Inc *	26,668	432,822
Supernus Pharmaceuticals Inc *	20,871	495,060
Syneos Health Inc *	13,478	801,604

	Shares	Value
Ultragenyx Pharmaceutical Inc *	13,616	$581,539
Vanda Pharmaceuticals Inc *	25,051	411,087

		24,610,714

Energy - 0.5%

Matador Resources Co *	19,149	344,108

Financial - 7.3%

Blucora Inc *	25,986	679,274
ConnectOne Bancorp Inc	18,833	484,385
Deluxe Corp	16,588	828,073
Essent Group Ltd	15,199	790,196
Glacier Bancorp Inc	9,865	453,691
PS Business Parks Inc REIT	4,452	734,001
Ryman Hospitality Properties Inc REIT	9,759	845,715

		4,815,335

Industrial - 16.3%

Aerojet Rocketdyne Holdings Inc *	14,907	680,654
American Woodmark Corp *	7,312	764,177
Astronics Corp *	16,992	474,926
EnPro Industries Inc	8,681	580,585
Generac Holdings Inc *	13,603	1,368,326
Itron Inc *	6,921	581,018
Masonite International Corp *	8,636	623,606
MasTec Inc *	14,867	953,867
MYR Group Inc *	16,197	527,860
OSI Systems Inc *	7,119	717,168
Saia Inc *	7,011	652,864
SPX Corp *	18,965	964,939
Tetra Tech Inc	9,538	821,794
US Concrete Inc *	11,223	467,550
US Ecology Inc	10,614	614,657

		10,793,991

Technology - 14.7%

Allscripts Healthcare Solutions Inc *	62,472	613,163
Benefitfocus Inc *	12,003	263,346
Bottomline Technologies DE Inc *	19,451	1,042,573
Cloudera Inc *	58,076	675,424
CommVault Systems Inc *	12,262	547,376
Cornerstone OnDemand Inc *	18,412	1,078,022
Glu Mobile Inc *	114,782	694,431
j2 Global Inc *	13,134	1,230,787
Qualys Inc *	8,899	741,910
RealPage Inc *	8,799	472,946
Silicon Laboratories Inc *	8,201	951,152
SPS Commerce Inc *	14,327	794,002
Virtusa Corp *	14,320	649,126

		9,754,258

Total Common Stocks (Cost $55,566,271)		65,012,452

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
SHORT-TERM INVESTMENT - 2.0%

Repurchase Agreement - 2.0%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $1,292,461; collateralized by U.S. Treasury Notes: 1.625% due 12/31/21 and value $1,321,650)	$1,292,443	$1,292,443

Total Short-Term Investment (Cost $1,292,443)		1,292,443

TOTAL INVESTMENTS - 100.1% (Cost $56,858,714)		66,304,895

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(47,886)

NET ASSETS - 100.0%		$66,257,009

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	37.1%
Industrial	16.3%
Technology	14.7%
Consumer, Cyclical	14.5%
Financial	7.3%
Communications	4.8%
Others (each less than 3.0%)	5.4%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$65,012,452	$65,012,452	$-	$-
	Short-Term Investment	1,292,443	-	1,292,443	-

	Total	$66,304,895	$65,012,452	$1,292,443	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Summary Schedule of Investments

December 31, 2019

	Shares	Value
RIGHTS - 0.0%

Basic Materials - 0.0%

Other security		$4,586

Consumer, Non-Cyclical - 0.0%

Other securities		2,345

Total Rights (Cost $6,931)		6,931

COMMON STOCKS - 97.3%

Basic Materials - 3.0%

Other securities		21,564,225

Communications - 3.7%

Other securities		26,208,317

Consumer, Cyclical - 11.8%

Churchill Downs Inc	11,510	1,579,172
Deckers Outdoor Corp *	9,217	1,556,383
Marriott Vacations Worldwide Corp	13,587	1,749,462
Other securities		78,876,749

		83,761,766

Consumer, Non-Cyclical - 23.9%

ACADIA Pharmaceuticals Inc *	36,897	1,578,454
Amedisys Inc *	10,260	1,712,599
Arrowhead Pharmaceuticals Inc *	30,585	1,940,007
Chegg Inc *	37,959	1,439,026
Darling Ingredients Inc *	53,743	1,509,103
Global Blood Therapeutics Inc *	18,968	1,507,766
Globus Medical Inc ‘A’ *	24,905	1,466,406
Haemonetics Corp *	16,775	1,927,447
HealthEquity Inc *	22,679	1,679,834
Helen of Troy Ltd *	8,200	1,474,278
Novocure Ltd *	28,446	2,397,144
Performance Food Group Co *	33,703	1,735,030
Reata Pharmaceuticals Inc ‘A’ *	7,331	1,498,676
Repligen Corp *	17,134	1,584,895
Teladoc Health Inc *	23,673	1,981,904
The Brink’s Co	16,333	1,481,076
The Medicines Co *	24,746	2,101,925
Other securities		140,391,737

		169,407,307

Energy - 3.2%

Other securities		22,865,879

Financial - 24.8%

Blackstone Mortgage Trust Inc ‘A’ REIT	41,168	1,532,273
EastGroup Properties Inc REIT	12,441	1,650,547
Essent Group Ltd	31,553	1,640,440
First Financial Bankshares Inc	42,632	1,496,383
First Industrial Realty Trust Inc REIT	41,298	1,714,280
Healthcare Realty Trust Inc REIT	43,420	1,448,925
Radian Group Inc	67,377	1,695,205
Rexford Industrial Realty Inc REIT	35,862	1,637,818
STAG Industrial Inc REIT	43,883	1,385,386
Valley National Bancorp	127,904	1,464,501
Other securities		159,968,396

		175,634,154

	Shares	Value
Industrial - 14.2%

Axon Enterprise Inc *	19,107	$1,400,161
EMCOR Group Inc	18,296	1,578,945
Generac Holdings Inc *	20,020	2,013,812
KBR Inc	46,409	1,415,474
MSA Safety Inc	11,541	1,458,321
Tech Data Corp *	11,925	1,712,430
Tetra Tech Inc	17,892	1,541,575
Trex Co Inc *	19,240	1,729,291
Other securities		87,506,330

		100,356,339

Technology - 9.3%

ACI Worldwide Inc *	37,811	1,432,470
Cabot Microelectronics Corp	9,505	1,371,762
Cirrus Logic Inc *	19,106	1,574,525
j2 Global Inc *	15,284	1,432,264
Lumentum Holdings Inc *	25,344	2,009,779
MAXIMUS Inc	20,788	1,546,419
Science Applications International Corp	19,441	1,691,756
Silicon Laboratories Inc *	14,079	1,632,882
Other securities		53,470,438

		66,162,295

Utilities - 3.4%

ALLETE Inc	16,970	1,377,455
Black Hills Corp	19,966	1,568,130
ONE Gas Inc	17,099	1,599,953
Portland General Electric Co	29,403	1,640,393
Other securities		17,848,852

		24,034,783

Total Common Stocks (Cost $577,443,066)		689,995,065

	Principal Amount

SHORT-TERM INVESTMENT - 2.5%

Repurchase Agreement - 2.5%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $17,863,636; collateralized by U.S. Treasury Notes: 2.875% due 08/15/28 and value $18,224,010)	$17,863,388	17,863,388

Total Short-Term Investment (Cost $17,863,388)		17,863,388

TOTAL INVESTMENTS - 99.8% (Cost $595,313,385)		707,865,384

DERIVATIVES - 0.0%		260,859

OTHER ASSETS & LIABILITIES, NET - 0.2%		1,157,965

NET ASSETS - 100.0%		$709,284,208

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2019

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	24.8%
Consumer, Non-Cyclical	23.9%
Industrial	14.2%
Consumer, Cyclical	11.8%
Technology	9.3%
Communications	3.7%
Utilities	3.4%
Energy	3.2%
Basic Materials	3.0%
Others (each less than 3.0%)	2.5%

99.8%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)

An investment, including those listed under Other Securities, with a value of $4,586 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)

Other securities represent the Fund’s securities not identified as top-fifty holdings and issuers in terms of value, and individually not exceeding one percent of the Fund’s net assets as of December 31, 2019.

(d)

A Summary Schedule of Investments is presented for this Fund. For information on availability of a complete Schedule of Investments, refer to the Where To Go For More Information section of this report.

(e)	Open futures contracts outstanding as of December 31, 2019 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index	03/20	229	$18,867,511	$19,128,370	$260,859

(f)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights
	Basic Materials	$4,586	$-	$-	$4,586
	Consumer, Non-Cyclical	2,345	-	2,345	-

	Total Rights	6,931	-	2,345	4,586

	Common Stocks	689,995,065	689,995,065	-	-
	Short-Term Investment	17,863,388	-	17,863,388	-
	Derivatives:
	Equity Contracts
	Futures	260,859	260,859	-	-

	Total	$708,126,243	$690,255,924	$17,865,733	$4,586

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 97.7%

Basic Materials - 2.3%

Carpenter Technology Corp	85,582	$4,260,272
Orion Engineered Carbons SA (Luxembourg)	231,363	4,465,306

		8,725,578

Communications - 3.5%

A10 Networks Inc *	508,842	3,495,744
Casa Systems Inc *	472,658	1,933,171
Criteo SA ADR * (France)	147,181	2,550,647
Extreme Networks Inc *	351,124	2,587,784
Houghton Mifflin Harcourt Co *	450,328	2,814,550

		13,381,896

Consumer, Cyclical - 16.1%

Bloomin’ Brands Inc	180,588	3,985,577
BMC Stock Holdings Inc *	57,753	1,656,934
Callaway Golf Co	195,913	4,153,356
Citi Trends Inc	166,922	3,859,237
Cooper-Standard Holdings Inc *	62,870	2,084,769
Dana Inc	249,861	4,547,470
El Pollo Loco Holdings Inc *	328,154	4,968,252
Hawaiian Holdings Inc	134,287	3,933,266
Knoll Inc	111,316	2,811,842
Malibu Boats Inc ‘A’ *	19,396	794,266
Papa John’s International Inc	76,956	4,859,771
Red Robin Gourmet Burgers Inc *	27,886	920,796
Regis Corp *	260,483	4,654,831
REV Group Inc	266,206	3,255,699
Signet Jewelers Ltd (NYSE)	112,566	2,447,185
Skechers U.S.A. Inc ‘A’ *	67,278	2,905,737
SkyWest Inc	59,023	3,814,657
Spartan Motors Inc	24,923	450,608
Taylor Morrison Home Corp *	223,248	4,880,201

		60,984,454

Consumer, Non-Cyclical - 8.0%

Cott Corp	323,864	4,430,460
Fresh Del Monte Produce Inc	115,544	4,041,729
ICON PLC * (Ireland)	24,368	4,196,901
Molina Healthcare Inc *	28,963	3,929,989
Nomad Foods Ltd * (United Kingdom)	274,899	6,149,491
The Hain Celestial Group Inc *	172,052	4,465,610
Viad Corp	45,433	3,066,727

		30,280,907

Energy - 4.8%

Dril-Quip Inc *	79,265	3,718,321
Helix Energy Solutions Group Inc *	324,227	3,122,306
MRC Global Inc *	198,955	2,713,746
Oil States International Inc *	203,292	3,315,693
Patterson-UTI Energy Inc	207,213	2,175,736
QEP Resources Inc	362,950	1,633,275
RPC Inc *	249,646	1,308,145

		17,987,222

Financial - 36.1%

1st Source Corp	64,643	3,353,679
Armada Hoffler Properties Inc REIT	172,463	3,164,696
Associated Banc-Corp	219,213	4,831,454
Bank of Marin Bancorp	52,288	2,355,574
BankUnited Inc	143,653	5,251,954
Carter Bank & Trust *	157,242	3,729,780
City Office REIT Inc	308,365	4,169,095
Cousins Properties Inc REIT	124,701	5,137,681
Easterly Government Properties Inc REIT	139,826	3,318,071
Empire State Realty Trust Inc ‘A’ REIT	156,760	2,188,370

	Shares	Value
Essent Group Ltd	88,323	$4,591,913
First American Financial Corp	43,483	2,535,929
Harborone Bancorp Inc *	22,592	248,286
Heritage Financial Corp	175,996	4,980,687
IBERIABANK Corp	76,757	5,743,726
Independence Realty Trust Inc REIT	362,166	5,099,297
Independent Bank Group Inc	80,874	4,483,655
Kemper Corp	57,910	4,488,025
National Storage Affiliates Trust REIT	154,976	5,210,293
Opus Bank	132,484	3,427,361
RLJ Lodging Trust REIT	204,400	3,621,968
Sandy Spring Bancorp Inc	127,053	4,812,768
Selective Insurance Group Inc	53,056	3,458,721
STAG Industrial Inc REIT	185,068	5,842,597
State Auto Financial Corp	70,839	2,197,426
Sterling Bancorp	209,919	4,425,092
Synovus Financial Corp	124,045	4,862,564
Texas Capital Bancshares Inc *	81,469	4,624,995
TriCo Bancshares	98,587	4,023,335
Umpqua Holdings Corp	279,634	4,949,522
Webster Financial Corp	94,633	5,049,617
WSFS Financial Corp	124,535	5,478,295
Zions Bancorp NA	94,481	4,905,453

		136,561,879

Industrial - 13.2%

AAR Corp	104,226	4,700,593
Belden Inc	79,091	4,350,005
Covenant Transportation Group Inc ‘A’ *	91,053	1,176,860
EnerSys	56,108	4,198,562
Graphic Packaging Holding Co	225,490	3,754,408
Hub Group Inc ‘A’ *	71,870	3,686,212
Kennametal Inc	117,181	4,322,807
Masonite International Corp *	75,159	5,427,231
Primoris Services Corp	168,422	3,745,705
Regal Beloit Corp	36,664	3,138,805
Terex Corp	75,646	2,252,738
Trinseo SA	79,720	2,966,381
TTM Technologies Inc *	261,273	3,932,159
Tutor Perini Corp *	172,367	2,216,640

		49,869,106

Technology - 11.5%

CommVault Systems Inc *	87,795	3,919,169
KEMET Corp	80,930	2,189,156
Kulicke & Soffa Industries Inc (Singapore)	224,058	6,094,378
MagnaChip Semiconductor Corp * (South Korea)	290,487	3,372,554
MaxLinear Inc *	165,555	3,513,077
NCR Corp *	160,003	5,625,705
NetScout Systems Inc *	160,917	3,873,272
Onto Innovation Inc *	32,817	1,199,133
Unisys Corp *	412,917	4,897,196
Verint Systems Inc *	96,707	5,353,700
WNS Holdings Ltd ADR * (India)	54,261	3,589,365

		43,626,705

Utilities - 2.2%

Black Hills Corp	51,178	4,019,520
PNM Resources Inc	85,823	4,352,084

		8,371,604

Total Common Stocks (Cost $349,830,626)		369,789,351

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.9%

Repurchase Agreement - 0.9%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $3,475,369; collateralized by U.S. Treasury Bonds: 2.500% due 2/15/45 and value $3,546,884)	$3,475,321	$3,475,321

Total Short-Term Investment (Cost $3,475,321)		3,475,321

TOTAL INVESTMENTS - 98.6% (Cost $353,305,947)		373,264,672

OTHER ASSETS & LIABILITIES, NET - 1.4%		5,261,174

NET ASSETS - 100.0%		$378,525,846

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	36.1%
Consumer, Cyclical	16.1%
Industrial	13.2%
Technology	11.5%
Consumer, Non-Cyclical	8.0%
Energy	4.8%
Communications	3.5%
Others (each less than 3.0%)	5.4%

98.6%
Other Assets & Liabilities, Net	1.4%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$369,789,351	$369,789,351	$-	$-
	Short-Term Investment	3,475,321	-	3,475,321	-

	Total	$373,264,672	$369,789,351	$3,475,321	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

VALUE ADVANTAGE PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
RIGHTS - 0.0%

Communications - 0.0%

Media General Inc - Contingent Value Rights * ~ Ω ±	337,364	$-

Total Rights (Cost $0)		-

COMMON STOCKS - 99.4%

Basic Materials - 0.2%

AdvanSix Inc *	73,349	1,464,046

Communications - 7.3%

Booking Holdings Inc *	3,710	7,619,338
Charter Communications Inc ‘A’ *	22,069	10,705,231
Cisco Systems Inc	157,696	7,563,100
CommScope Holding Co Inc *	298,320	4,233,161
DISH Network Corp ‘A’ *	207,864	7,372,936
Entercom Communications Corp ‘A’	667,070	3,095,205
Nexstar Media Group Inc ‘A’	63,986	7,502,358
Verizon Communications Inc	238,822	14,663,671
ViacomCBS Inc ‘B’	119,401	5,011,260

		67,766,260

Consumer, Cyclical - 8.9%

AutoZone Inc *	9,561	11,390,115
Best Buy Co Inc	67,804	5,953,191
Brinker International Inc	111,734	4,692,828
Columbia Sportswear Co	39,991	4,006,698
Delta Air Lines Inc	264,882	15,490,300
Hilton Worldwide Holdings Inc	37,898	4,203,267
Kohl’s Corp	125,473	6,392,849
Nordstrom Inc	135,429	5,543,109
Southwest Airlines Co	72,091	3,891,472
The Home Depot Inc	25,499	5,568,472
Tiffany & Co	59,160	7,906,734
Walgreens Boots Alliance Inc	144,633	8,527,562

		83,566,597

Consumer, Non-Cyclical - 13.8%

AbbVie Inc	82,626	7,315,706
Allergan PLC	50,651	9,682,952
AmerisourceBergen Corp	56,228	4,780,505
Bristol-Myers Squibb Co	177,297	11,380,694
Coty Inc ‘A’	271,446	3,053,767
HCA Healthcare Inc	33,829	5,000,264
Johnson & Johnson	85,481	12,469,113
Keurig Dr Pepper Inc	140,156	4,057,516
Medtronic PLC	64,257	7,289,957
Merck & Co Inc	150,303	13,670,058
Pfizer Inc	394,665	15,462,975
Post Holdings Inc *	70,712	7,714,679
The Clorox Co	16,670	2,559,512
The Procter & Gamble Co	103,884	12,975,112
UnitedHealth Group Inc	41,467	12,190,469

		129,603,279

Energy - 9.4%

Cabot Oil & Gas Corp	188,639	3,284,205
Chevron Corp	141,128	17,007,335
ConocoPhillips	231,459	15,051,779
Diamondback Energy Inc	87,985	8,170,287
EQT Corp	286,640	3,124,376
Equitrans Midstream Corp	241,142	3,221,657
Kinder Morgan Inc	447,288	9,469,087
Marathon Petroleum Corp	125,488	7,560,652

	Shares	Value
Murphy USA Inc *	45,290	$5,298,930
PBF Energy Inc ‘A’	111,670	3,503,088
Phillips 66	41,391	4,611,371
The Williams Cos Inc	335,123	7,949,118

		88,251,885

Financial - 39.9%

Alleghany Corp *	5,497	4,395,236
American Express Co	76,914	9,575,024
American Homes 4 Rent ‘A’ REIT	184,496	4,835,640
American International Group Inc	142,008	7,289,271
Bank of America Corp	1,066,365	37,557,375
Berkshire Hathaway Inc ‘B’ *	55,975	12,678,338
Brixmor Property Group Inc REIT	272,454	5,887,731
Capital One Financial Corp	204,119	21,005,886
CBRE Group Inc ‘A’ *	154,740	9,484,015
Chubb Ltd	49,067	7,637,769
Citigroup Inc	165,897	13,253,511
Citizens Financial Group Inc	270,460	10,983,381
EastGroup Properties Inc REIT	20,098	2,666,402
Fairfax Financial Holdings Ltd (Canada)	10,592	4,968,813
Federal Realty Investment Trust REIT	41,309	5,317,708
Fifth Third Bancorp	167,972	5,163,459
First Republic Bank	44,447	5,220,300
Invesco Ltd	132,980	2,390,980
Kimco Realty Corp REIT	303,886	6,293,479
Loews Corp	338,299	17,757,315
M&T Bank Corp	83,632	14,196,532
Marsh & McLennan Cos Inc	62,657	6,980,616
Mid-America Apartment Communities Inc REIT	57,718	7,610,695
Morgan Stanley	258,734	13,226,482
Northern Trust Corp	60,864	6,466,191
Outfront Media Inc REIT	232,885	6,245,976
Prudential Financial Inc	30,644	2,872,569
Public Storage REIT	44,366	9,448,183
Rayonier Inc REIT	181,475	5,945,121
T Rowe Price Group Inc	90,358	11,009,219
The Charles Schwab Corp	195,001	9,274,248
The Hartford Financial Services Group Inc	128,545	7,811,680
The PNC Financial Services Group Inc	130,921	20,898,919
The Travelers Cos Inc	99,729	13,657,887
Truist Financial Corp	226,790	12,772,813
US Bancorp	153,821	9,120,047
Wells Fargo & Co	340,094	18,297,057
Weyerhaeuser Co REIT	115,067	3,475,023

		373,670,891

Industrial - 11.0%

Arrow Electronics Inc *	68,174	5,777,065
Ball Corp	155,034	10,026,049
Carlisle Cos Inc	32,908	5,325,831
Dover Corp	74,733	8,613,726
Energizer Holdings Inc	137,625	6,911,527
General Dynamics Corp	15,786	2,783,861
Graphic Packaging Holding Co	369,122	6,145,881
Honeywell International Inc	58,933	10,431,141
Illinois Tool Works Inc	47,377	8,510,331
Martin Marietta Materials Inc	41,210	11,523,964
Packaging Corp of America	64,377	7,209,580
The Middleby Corp *	34,262	3,752,374
United Technologies Corp	65,874	9,865,290
Westrock Co	138,745	5,953,548

		102,830,168

Technology - 3.1%

Analog Devices Inc	66,040	7,848,194
Hewlett Packard Enterprise Co	131,512	2,085,780
Microsoft Corp	52,171	8,227,367
QUALCOMM Inc	24,640	2,173,987
Texas Instruments Inc	69,584	8,926,931

		29,262,259

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

VALUE ADVANTAGE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Utilities - 5.8%

American Electric Power Co Inc	140,945	$13,320,712
Duke Energy Corp	56,759	5,176,988
Edison International	67,213	5,068,532
Entergy Corp	39,042	4,677,232
NextEra Energy Inc	46,393	11,234,529
NiSource Inc	81,630	2,272,579
Xcel Energy Inc	199,363	12,657,557

		54,408,129

Total Common Stocks (Cost $726,570,001)		930,823,514

	Principal Amount

SHORT-TERM INVESTMENT - 0.6%

Repurchase Agreement - 0.6%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $6,025,403; collateralized by U.S. Treasury Notes: 3.125% due 11/15/28 and value $6,145,935)	$6,025,319	6,025,319

Total Short-Term Investment (Cost $6,025,319)		6,025,319

TOTAL INVESTMENTS - 100.0% (Cost $732,595,320)		936,848,833

OTHER ASSETS & LIABILITIES, NET - 0.0%		273,577

NET ASSETS - 100.0%		$937,122,410

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	39.9%
Consumer, Non-Cyclical	13.8%
Industrial	11.0%
Energy	9.4%
Consumer, Cyclical	8.9%
Communications	7.3%
Utilities	5.8%
Technology	3.1%
Others (each less than 3.0%)	0.8%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$930,823,514	$930,823,514	$-	$-
	Short-Term Investment	6,025,319	-	6,025,319	-

	Total	$936,848,833	$930,823,514	$6,025,319	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
RIGHTS - 0.0%

Brazil - 0.0%

Lojas Americanas SA Exp 01/31/20 *	37,154	$90,421

Total Rights (Cost $0)		90,421

PREFERRED STOCKS - 2.2%

Brazil - 2.2%

Itau Unibanco Holding SA ADR	742,360	6,792,594
Lojas Americanas SA	3,849,770	24,932,322

		31,724,916

India - 0.0%

Zee Entertainment Enterprises Ltd (India) 6.000% due 03/05/22 *	6,640,063	506,064

Total Preferred Stocks (Cost $26,823,709)		32,230,980

COMMON STOCKS - 95.4%

Argentina - 0.3%

MercadoLibre Inc *	7,766	4,441,686

Brazil - 3.8%

Atacadao SA	2,511,600	14,628,473
B3 SA - Brasil Bolsa Balcao	1,347,843	14,479,362
Pagseguro Digital Ltd ‘A’ *	147,589	5,041,640
StoneCo Ltd ‘A’ *	171,196	6,829,009
Vale SA ADR	1,066,146	14,073,127

		55,051,611

Chile - 0.9%

SACI Falabella	3,086,955	13,304,357

China - 29.4%

Alibaba Group Holding Ltd ADR *	491,760	104,302,296
Baozun Inc ADR *	193,566	6,410,906
Budweiser Brewing Co APAC Ltd * ~	7,473,600	25,224,347
China International Capital Corp Ltd ‘H’ ~	3,337,200	6,434,336
Hansoh Pharmaceutical Group Co Ltd * ~	968,000	3,223,768
Huazhu Group Ltd ADR	1,041,873	41,747,851
Innovent Biologics Inc * ~	2,381,500	8,128,462
Jiangsu Hengrui Medicine Co Ltd ‘A’	2,713,226	34,134,333
Meituan Dianping ‘B’ *	1,198,500	15,659,775
OneConnect Financial Technology Co Ltd ADR *	459,547	4,609,256
Ping An Insurance Group Co of China Ltd ‘A’	1,979,837	24,330,275
Shanghai Junshi Biosciences Co Ltd ‘H’ * ~	248,800	852,503
Sinopharm Group Co Ltd ‘H’	1,831,918	6,684,460
Tencent Holdings Ltd	1,518,625	73,161,466
Wuxi Biologics Cayman Inc * ~	585,500	7,415,615
Yum China Holdings Inc	824,485	39,583,525
ZTO Express Cayman Inc ADR	1,167,681	27,265,351

		429,168,525

Colombia - 0.6%

Grupo Aval Acciones y Valores SA ADR	975,016	8,502,140

Egypt - 0.6%

Commercial International Bank Egypt SAE	1,629,587	8,429,178

	Shares	Value
France - 5.8%

Kering SA	116,554	$76,799,123
LVMH Moet Hennessy Louis Vuitton SE	16,401	7,642,105

		84,441,228

Hong Kong - 6.5%

AIA Group Ltd	5,017,200	52,770,710
Hang Lung Properties Ltd	862,000	1,892,732
Hong Kong Exchanges & Clearing Ltd	681,382	22,136,549
Hutchison China MediTech Ltd ADR *	114,660	2,874,526
Jardine Strategic Holdings Ltd (XSES)	484,551	14,860,250

		94,534,767

India - 10.9%

Cholamandalam Investment and Finance Co Ltd	929,287	3,977,945
Housing Development Finance Corp Ltd	2,024,084	68,439,212
Kotak Mahindra Bank Ltd	1,816,831	42,881,220
Oberoi Realty Ltd	534,423	3,972,614
Tata Consultancy Services Ltd	904,411	27,390,248
Zee Entertainment Enterprises Ltd	3,152,389	12,904,903

		159,566,142

Indonesia - 1.0%

P.T. Bank Central Asia Tbk	2,919,300	7,020,934
P.T. Indocement Tunggal Prakarsa Tbk	3,612,181	4,940,481
P.T. Semen Indonesia Persero Tbk	3,478,700	2,999,827

		14,961,242

Italy - 2.0%

Moncler SPA	246,294	11,085,057
PRADA SPA	4,303,500	17,789,777

		28,874,834

Mexico - 7.2%

Alsea SAB de CV *	2,573,785	6,783,113
Fomento Economico Mexicano SAB de CV	4,253,209	40,191,503
Fomento Economico Mexicano SAB de CV ADR	111,312	10,520,097
Grupo Aeroportuario del Sureste SAB de CV ‘B’	434,712	8,139,915
Grupo Financiero Banorte SAB de CV ‘O’	970,779	5,424,451
Grupo Financiero Inbursa SAB de CV ‘O’	7,307,950	8,963,182
Grupo Mexico SAB de CV ‘B’	8,214,271	22,530,324
Wal-Mart de Mexico SAB de CV	797,030	2,282,648

		104,835,233

Peru - 1.9%

Credicorp Ltd	131,978	28,128,471

Philippines - 2.2%

Ayala Land Inc	10,118,400	9,075,296
SM Investments Corp	961,194	19,779,610
SM Prime Holdings Inc	4,630,687	3,843,511

		32,698,417

Russia - 8.9%

LUKOIL PJSC ADR (OTC)	386	38,102
LUKOIL PJSC ADR (SEAQ)	87,132	8,678,920
MMC Norilsk Nickel PJSC	11,113	3,418,893
MMC Norilsk Nickel PJSC ADR	181,355	5,546,007
Novatek PJSC GDR (LI)	340,175	69,055,525
Polyus PJSC GDR ~	45,493	2,601,458
Sberbank of Russia PJSC	5,710,226	23,452,709
Yandex NV ‘A’ *	372,200	16,186,978

		128,978,592

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
South Africa - 2.4%

FirstRand Ltd	6,887,673	$30,904,855
Shoprite Holdings Ltd	392,340	3,528,721
Steinhoff International Holdings NV *	1,286,388	77,150

		34,510,726

South Korea - 2.7%

Amorepacific Corp	52,158	8,982,487
AMOREPACIFIC Group	53,809	3,844,112
LG Household & Health Care Ltd	5,234	5,685,441
Samsung Biologics Co Ltd * ~	54,394	20,298,699

		38,810,739

Switzerland - 1.1%

Glencore PLC	5,105,437	15,896,885

Taiwan - 5.4%

Taiwan Semiconductor Manufacturing Co Ltd	7,088,376	78,452,900

Thailand - 0.4%

The Siam Commercial Bank PCL	1,558,400	6,337,167

Turkey - 1.4%

Akbank T.A.S. *	8,131,754	11,076,414
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,379,409	5,351,615
BIM Birlesik Magazalar AS	476,418	3,736,706

		20,164,735

Total Common Stocks (Cost $1,085,943,171)		1,390,089,575

	Principal Amount

SHORT-TERM INVESTMENT - 1.8%

Repurchase Agreement - 1.8%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $26,728,861; collateralized by U.S. Treasury Notes: 2.875% - 3.125% due 08/15/28 - 11/15/28 and value $27,267,546)	$26,728,490	26,728,490

Total Short-Term Investment (Cost $26,728,490)		26,728,490

TOTAL INVESTMENTS - 99.4% (Cost $1,139,495,370)		1,449,139,466

OTHER ASSETS & LIABILITIES, NET - 0.6%		8,526,787

NET ASSETS - 100.0%		$1,457,666,253

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	27.7%
Consumer, Cyclical	19.0%
Communications	16.0%
Consumer, Non-Cyclical	14.6%
Technology	7.6%
Energy	5.3%
Basic Materials	4.4%
Others (each less than 3.0%)	4.8%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	As of December 31, 2019, the Fund’s composition by country of risk as a percentage of net assets was as follows:

China	29.4%
India	10.9%
Russia	8.9%
Mexico	7.2%
Hong Kong	6.5%
Brazil	6.0%
France	5.8%
Taiwan	5.4%
Others (each less than 3.0%)	19.3%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$90,421	$-	$90,421	$-
	Preferred Stocks
	Brazil	31,724,916	6,792,594	24,932,322	-
	India	506,064	506,064	-	-

	Total Preferred Stocks	32,230,980	7,298,658	24,932,322	-

	Common Stocks
	Argentina	4,441,686	4,441,686	-	-
	Brazil	55,051,611	25,943,776	29,107,835	-
	Chile	13,304,357	-	13,304,357	-
	China	429,168,525	249,996,035	179,172,490	-
	Colombia	8,502,140	8,502,140	-	-
	Egypt	8,429,178	8,429,178	-	-
	France	84,441,228	-	84,441,228	-
	Hong Kong	94,534,767	2,874,526	91,660,241	-
	India	159,566,142	40,295,151	119,270,991	-
	Indonesia	14,961,242	-	14,961,242	-
	Italy	28,874,834	-	28,874,834	-
	Mexico	104,835,233	104,835,233	-	-
	Peru	28,128,471	28,128,471	-	-
	Philippines	32,698,417	-	32,698,417	-
	Russia	128,978,592	85,299,234	43,679,358	-
	South Africa	34,510,726	77,150	34,433,576	-
	South Korea	38,810,739	-	38,810,739	-
	Switzerland	15,896,885	-	15,896,885	-
	Taiwan	78,452,900	-	78,452,900	-
	Thailand	6,337,167	-	6,337,167	-
	Turkey	20,164,735	9,088,321	11,076,414	-

	Total Common Stocks	1,390,089,575	567,910,901	822,178,674	-

	Short-Term Investment	26,728,490	-	26,728,490	-

	Total	$1,449,139,466	$575,209,559	$873,929,907	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INTERNATIONAL EQUITY INCOME PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
PREFERRED STOCKS - 0.7%

Germany - 0.7%

Bayerische Motoren Werke AG	398	$24,502
Porsche Automobil Holding SE	989	73,382
Volkswagen AG	1,187	233,647

		331,531

Total Preferred Stocks (Cost $332,697)		331,531

COMMON STOCKS - 97.8%

Australia - 9.0%

AGL Energy Ltd	3,238	46,606
Alumina Ltd	25,521	41,222
APA Group >>	5,725	44,566
Aurizon Holdings Ltd	19,190	70,426
AusNet Services	12,154	14,494
Australia & New Zealand Banking Group Ltd	10,848	187,084
Bendigo & Adelaide Bank Ltd	2,123	14,568
BHP Group Ltd	25,528	699,015
BHP Group PLC	20,334	476,505
Boral Ltd	11,432	35,966
Challenger Ltd	1,333	7,586
CIMIC Group Ltd	959	22,296
Coca-Cola Amatil Ltd	6,010	46,672
Commonwealth Bank of Australia	6,438	361,158
Crown Resorts Ltd	4,292	36,187
Harvey Norman Holdings Ltd	6,920	19,764
Insurance Australia Group Ltd	8,960	48,143
Macquarie Group Ltd	796	77,088
National Australia Bank Ltd	10,440	180,655
Rio Tinto Ltd	3,577	253,073
Rio Tinto PLC	11,712	693,291
Scentre Group REIT	26,064	70,145
South32 Ltd	48,805	92,150
Stockland REIT	12,656	41,063
Suncorp Group Ltd *	4,762	43,257
Tabcorp Holdings Ltd	19,911	63,299
The GPT Group REIT	9,445	37,204
Vicinity Centres REIT	17,916	31,336
Wesfarmers Ltd	9,840	285,967
Westpac Banking Corp	12,667	216,311
Woodside Petroleum Ltd	9,194	222,298

		4,479,395

Austria - 0.3%

ANDRITZ AG	968	41,614
Erste Group Bank AG *	1,506	56,569
Raiffeisen Bank International AG	740	18,522
voestalpine AG	1,498	41,548

		158,253

Belgium - 0.8%

Ageas	1,123	66,406
Groupe Bruxelles Lambert SA	333	35,138
KBC Group NV	1,587	119,651
Proximus SADP	1,270	36,390
Solvay SA	1,246	145,026

		402,611

China - 0.1%

BOC Hong Kong Holdings Ltd	13,061	45,340

Colombia - 0.1%

Millicom International Cellular SA SDR	508	24,396

	Shares	Value
Denmark - 2.0%

AP Moller - Maersk AS ‘A’	25	$33,887
Carlsberg AS ‘B’	771	115,061
Chr Hansen Holding AS	758	60,236
Danske Bank AS	2,309	37,356
H Lundbeck AS	495	18,924
ISS AS	1,421	34,097
Novo Nordisk AS ‘B’	11,068	641,378
Pandora AS	1,004	43,675
Tryg AS	409	12,125

		996,739

Finland - 1.3%

Fortum OYJ	2,470	60,968
Nokian Renkaat OYJ	1,455	41,848
Nordea Bank Abp	16,296	131,838
Sampo OYJ ‘A’	1,932	84,357
Stora Enso OYJ ‘R’	6,042	87,916
UPM-Kymmene OYJ	5,480	190,126
Wartsila OYJ Abp	4,597	50,813

		647,866

France - 9.6%

Amundi SA ~	207	16,278
Atos SE	983	82,142
AXA SA	7,528	212,713
BNP Paribas SA	4,386	260,696
Bouygues SA	2,251	95,953
Casino Guichard Perrachon SA	548	25,633
Cie de Saint-Gobain	4,942	202,453
Cie Generale des Etablissements Michelin SCA	1,761	216,707
CNP Assurances	683	13,609
Covivio REIT	242	27,484
Credit Agricole SA	4,444	64,666
Electricite de France SA	3,152	35,171
Engie SA	9,208	149,154
Eutelsat Communications SA	1,647	26,770
Gecina SA REIT	231	41,354
ICADE REIT	184	20,035
Ingenico Group SA	609	66,246
Klepierre SA REIT	1,042	39,642
Natixis SA	4,312	19,208
Orange SA	10,203	149,945
Peugeot SA	6,136	147,738
Publicis Groupe SA	1,858	84,244
Renault SA	2,004	95,165
Sanofi	8,712	874,924
Schneider Electric SE	5,524	567,534
SCOR SE	635	26,731
Societe Generale SA	2,987	104,240
Suez	1,761	26,685
TOTAL SA	15,040	834,577
Unibail-Rodamco-Westfield REIT	695	109,648
Valeo SA	2,403	85,170
Veolia Environnement SA	2,737	72,827

		4,795,342

Germany - 8.0%

Allianz SE	1,027	251,644
Aroundtown SA	2,903	26,074
BASF SE	5,857	441,247
Bayer AG	6,027	489,975
Bayerische Motoren Werke AG	2,149	176,015
Continental AG	699	90,332
Covestro AG ~	1,194	55,557
Daimler AG	5,733	316,945
Deutsche Lufthansa AG	1,595	29,359
Deutsche Post AG	6,244	237,423

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INTERNATIONAL EQUITY INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Deutsche Telekom AG	10,638	$173,848
E.ON SE	7,096	75,834
Evonik Industries AG	1,203	36,742
GEA Group AG	982	32,473
Hannover Rueck SE	161	31,043
HeidelbergCement AG	936	68,014
HOCHTIEF AG	159	20,243
METRO AG	1,239	19,937
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	363	107,119
SAP SE	4,086	549,968
Siemens AG	4,266	557,103
Telefonica Deutschland Holding AG	3,189	9,243
TUI AG	4,405	55,592
Uniper SE	701	23,169
Volkswagen AG	220	42,611
Vonovia SE	1,579	84,807

		4,002,317

Hong Kong - 1.9%

ASM Pacific Technology Ltd	2,876	39,920
CK Asset Holdings Ltd	12,284	88,644
CK Infrastructure Holdings Ltd	3,131	22,282
CLP Holdings Ltd	7,691	80,736
Dairy Farm International Holdings Ltd	3,300	18,843
Hang Lung Properties Ltd	10,143	22,271
Hang Seng Bank Ltd	2,704	55,892
Henderson Land Development Co Ltd	7,730	37,932
HK Electric Investments & HK Electric Investments Ltd >>	13,789	13,590
HKT Trust & HKT Ltd >>	17,713	24,963
Hongkong Land Holdings Ltd	5,400	31,061
Kerry Properties Ltd	3,821	12,136
Link REIT REIT	9,878	104,647
New World Development Co Ltd	29,690	40,697
NWS Holdings Ltd	13,711	19,217
PCCW Ltd	20,418	12,081
Power Assets Holdings Ltd	6,567	48,042
Sino Land Co Ltd	15,358	22,292
Sun Hung Kai Properties Ltd	7,319	112,090
Swire Pacific Ltd ‘A’	2,314	21,496
Swire Properties Ltd	5,341	17,694
Wharf Real Estate Investment Co Ltd	5,635	34,382
Wheelock & Co Ltd	4,078	27,185
Yue Yuen Industrial Holdings Ltd	7,206	21,267

		929,360

Ireland - 0.5%

AIB Group PLC	1,281	4,463
Bank of Ireland Group PLC	1,697	9,339
CRH PLC *	3,305	132,560
Flutter Entertainment PLC	341	41,444
Smurfit Kappa Group PLC	969	37,362

		225,168

Israel - 0.4%

Azrieli Group Ltd	242	17,727
Bank Hapoalim BM	1,743	14,475
Bank Leumi Le-Israel BM	6,615	48,243
Israel Chemicals Ltd	15,559	73,478
Israel Discount Bank Ltd ‘A’	3,158	14,666
Mizrahi Tefahot Bank Ltd	213	5,682

		174,271

Italy - 1.8%

Assicurazioni Generali SPA	3,047	62,905
Atlantia SPA *	3,499	81,663
Enel SPA	28,178	223,841
Eni SPA	18,026	279,966
Intesa Sanpaolo SPA	40,107	105,649

	Shares	Value
Mediobanca Banca di Credito Finanziario SPA	1,806	$19,885
Poste Italiane SPA ~	1,396	15,863
Snam SPA	15,528	81,643
Telecom Italia SPA	22,583	13,830
Terna Rete Elettrica Nazionale SPA	5,325	35,613

		920,858

Japan - 25.4%

AEON Financial Service Co Ltd	400	6,303
Aeon Mall Co Ltd	400	7,095
AGC Inc	1,600	57,213
Aisin Seiki Co Ltd	1,400	51,856
Alps Alpine Co Ltd	1,800	40,859
Amada Holdings Co Ltd	2,800	31,846
Aozora Bank Ltd	400	10,567
Asahi Kasei Corp	10,500	117,898
Astellas Pharma Inc	16,300	278,241
Bridgestone Corp	5,100	189,466
Brother Industries Ltd	2,000	41,306
Canon Inc	8,800	240,842
Casio Computer Co Ltd	1,800	35,970
Chubu Electric Power Co Inc	2,800	39,580
Concordia Financial Group Ltd	3,700	15,195
Credit Saison Co Ltd	400	6,937
Dai Nippon Printing Co Ltd	2,100	56,800
Dai-ichi Life Holdings Inc	3,400	56,033
Daicel Corp	2,400	22,945
Daito Trust Construction Co Ltd	300	37,073
Daiwa House Industry Co Ltd	2,400	74,296
Daiwa House REIT Investment Corp REIT	8	20,919
Daiwa Securities Group Inc	3,700	18,679
Denso Corp	3,800	171,617
Dentsu Inc	900	31,010
Eisai Co Ltd	2,200	164,617
Electric Power Development Co Ltd	700	16,991
FUJIFILM Holdings Corp	3,200	152,819
Fujitsu Ltd	1,700	159,895
Fukuoka Financial Group Inc	500	9,553
Hino Motors Ltd	2,500	26,439
Hirose Electric Co Ltd	300	38,349
Hitachi Construction Machinery Co Ltd	1,000	29,787
Hitachi High-Technologies Corp	600	42,492
Hitachi Ltd	8,200	346,005
Honda Motor Co Ltd	14,100	399,052
Hulic Co Ltd	1,300	15,652
Idemitsu Kosan Co Ltd	1,700	46,974
IHI Corp	1,300	30,421
Iida Group Holdings Co Ltd	1,400	24,536
Isuzu Motors Ltd	4,700	55,558
ITOCHU Corp	11,600	268,849
J Front Retailing Co Ltd	2,100	29,289
Japan Airlines Co Ltd	1,000	31,136
Japan Exchange Group Inc	1,100	19,366
Japan Post Bank Co Ltd	1,500	14,392
Japan Post Holdings Co Ltd	4,900	46,082
Japan Prime Realty Investment Corp REIT	4	17,588
Japan Real Estate Investment Corp REIT	6	39,819
Japan Retail Fund Investment Corp REIT	12	25,823
Japan Tobacco Inc	10,800	240,803
JFE Holdings Inc	3,900	50,043
JSR Corp	1,600	29,268
JTEKT Corp	1,900	22,445
JXTG Holdings Inc	27,300	123,903
Kajima Corp	3,800	50,522
Kawasaki Heavy Industries Ltd	1,200	26,228
KDDI Corp	7,600	226,756
Kirin Holdings Co Ltd	7,300	159,334
Komatsu Ltd	7,900	189,611
Konica Minolta Inc	3,800	24,754

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INTERNATIONAL EQUITY INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Kuraray Co Ltd	2,800	$33,930
Kyocera Corp	2,700	184,020
Kyushu Electric Power Co Inc	1,700	14,749
Kyushu Railway Co	1,400	46,869
Lawson Inc	600	34,058
LIXIL Group Corp	2,400	41,416
Marubeni Corp	13,400	99,004
Maruichi Steel Tube Ltd	500	14,051
Mazda Motor Corp	4,900	41,755
Mebuki Financial Group Inc	3,300	8,414
Mitsubishi Chemical Holdings Corp	11,000	81,963
Mitsubishi Corp	11,500	304,651
Mitsubishi Electric Corp	15,600	212,405
Mitsubishi Gas Chemical Co Inc	1,500	22,851
Mitsubishi Heavy Industries Ltd	2,700	104,697
Mitsubishi Materials Corp	1,000	27,140
Mitsubishi Motors Corp	5,700	23,759
Mitsubishi UFJ Financial Group Inc	39,400	213,010
Mitsubishi UFJ Lease & Finance Co Ltd	1,000	6,438
Mitsui & Co Ltd	14,100	250,635
Mitsui Chemicals Inc	1,600	38,975
Mizuho Financial Group Inc	77,000	118,612
MS&AD Insurance Group Holdings Inc	1,500	49,513
Murata Manufacturing Co Ltd	4,700	289,278
Nabtesco Corp	1,000	29,467
NGK Insulators Ltd	2,200	38,271
NGK Spark Plug Co Ltd	1,300	25,199
Nikon Corp	3,000	36,689
Nippon Building Fund Inc REIT	6	43,981
Nippon Express Co Ltd	700	41,033
Nippon Prologis REIT Inc REIT	9	22,922
Nippon Steel Corp	6,900	104,003
Nippon Telegraph & Telephone Corp	5,600	141,533
Nissan Motor Co Ltd	19,500	112,997
Nitto Denko Corp	1,400	78,719
Nomura Holdings Inc	7,100	36,535
Nomura Real Estate Holdings Inc	700	16,790
Nomura Real Estate Master Fund Inc REIT	18	30,790
Nomura Research Institute Ltd	3,100	66,297
NSK Ltd	3,300	31,196
NTT DOCOMO Inc	5,700	158,780
Obayashi Corp	5,700	63,308
Oji Holdings Corp	7,300	39,478
Omron Corp	1,600	93,261
ORIX Corp	2,800	46,400
Osaka Gas Co Ltd	1,600	30,597
Panasonic Corp	19,000	178,204
Park24 Co Ltd	1,000	24,486
Pola Orbis Holdings Inc	800	19,055
Resona Holdings Inc	6,900	30,074
Ricoh Co Ltd	5,700	62,025
Rohm Co Ltd	800	63,831
Sankyo Co Ltd	500	16,606
SBI Holdings Inc	500	10,556
Sega Sammy Holdings Inc	1,700	24,615
Seiko Epson Corp	2,300	34,727
Sekisui Chemical Co Ltd	3,100	53,785
Sekisui House Ltd	5,300	113,181
Seven & i Holdings Co Ltd	6,400	234,595
Seven Bank Ltd	2,100	6,880
Softbank Corp	7,100	95,209
Sompo Holdings Inc	1,100	43,197
Sony Financial Holdings Inc	700	16,803
Subaru Corp	5,300	131,280
Sumitomo Chemical Co Ltd	12,800	58,119
Sumitomo Corp	10,200	151,504
Sumitomo Electric Industries Ltd	6,300	94,614
Sumitomo Heavy Industries Ltd	900	25,564
Sumitomo Mitsui Financial Group Inc	4,200	155,128
Sumitomo Mitsui Trust Holdings Inc	1,100	43,484

	Shares	Value
Sumitomo Rubber Industries Ltd	1,700	$20,729
T&D Holdings Inc	2,000	25,291
Taisei Corp	1,700	70,416
Takeda Pharmaceutical Co Ltd	12,700	502,313
TDK Corp	1,100	123,617
Teijin Ltd	1,600	29,891
The Chiba Bank Ltd	1,900	10,925
The Chugoku Electric Power Co Inc	1,500	19,718
The Kansai Electric Power Co Inc	3,000	34,754
The Shizuoka Bank Ltd	1,900	14,133
The Yokohama Rubber Co Ltd	1,100	21,334
THK Co Ltd	1,100	29,533
Tohoku Electric Power Co Inc	2,000	19,827
Tokio Marine Holdings Inc	2,000	111,978
Tokyo Century Corp	100	5,324
Tokyo Electron Ltd	1,300	283,829
Tokyo Gas Co Ltd	1,600	38,878
Tokyu Fudosan Holdings Corp	2,800	19,335
Tosoh Corp	2,200	33,893
Toyoda Gosei Co Ltd	600	14,982
Toyota Industries Corp	1,200	69,048
Toyota Motor Corp	10,300	725,753
Toyota Tsusho Corp	1,800	63,230
Trend Micro Inc *	1,100	56,287
United Urban Investment Corp REIT	13	24,415
USS Co Ltd	1,900	35,916
Yamada Denki Co Ltd	5,300	28,122
Yamaha Motor Co Ltd	2,600	52,086
Yokogawa Electric Corp	2,100	36,878
Z Holdings Corp	21,000	88,664

		12,704,757

Luxembourg - 0.1%

SES SA	3,183	44,630

Macau - 0.2%

Sands China Ltd	22,201	118,621

Netherlands - 3.4%

ABN AMRO Bank NV CVA ~	1,345	24,514
Aegon NV	5,614	25,699
ING Groep NV	11,532	138,642
Koninklijke Ahold Delhaize NV	9,406	235,831
Koninklijke KPN NV	14,034	41,532
NN Group NV	963	36,616
Randstad NV	971	59,498
Royal Dutch Shell PLC ‘A’	20,774	615,206
Royal Dutch Shell PLC ‘B’	17,832	529,319

		1,706,857

New Zealand - 0.0%

Auckland International Airport Ltd	780	4,598
Meridian Energy Ltd	1,553	5,231
Spark New Zealand Ltd	4,048	11,804

		21,633

Norway - 0.7%

DNB ASA	3,397	63,568
Equinor ASA	7,718	153,915
Mowi ASA	3,608	93,811
Telenor ASA	3,426	61,413

		372,707

Portugal - 0.4%

EDP - Energias de Portugal SA	23,969	104,011
Galp Energia SGPS SA	4,446	74,640

		178,651

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INTERNATIONAL EQUITY INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Singapore - 2.3%

Ascendas Real Estate Investment Trust REIT	45,800	$101,188
CapitaLand Commercial Trust REIT	49,000	72,569
CapitaLand Mall Trust REIT	46,700	85,487
ComfortDelGro Corp Ltd	49,700	87,939
DBS Group Holdings Ltd	16,300	314,284
Singapore Press Holdings Ltd	30,500	49,407
Singapore Telecommunications Ltd	127,800	320,410
Suntec REIT REIT	34,400	47,092
Venture Corp Ltd	6,600	79,621

		1,157,997

South Africa - 0.6%

Anglo American PLC	10,327	296,673

Spain - 2.4%

ACS Actividades de Construccion y Servicios SA	2,566	102,933
Banco Bilbao Vizcaya Argentaria SA	26,734	150,093
Banco Santander SA	65,407	274,235
Bankia SA	4,710	10,085
Bankinter SA	2,589	19,017
CaixaBank SA (SIBE)	15,083	47,497
Enagas SA	2,565	65,427
Endesa SA	1,695	45,264
Mapfre SA	5,318	14,101
Naturgy Energy Group SA	1,696	42,707
Red Electrica Corp SA	2,325	46,848
Repsol SA	13,913	218,575
Telefonica SA	24,987	174,737

		1,211,519

Sweden - 2.9%

Boliden AB *	3,632	96,461
Electrolux AB ‘B’	3,446	84,714
Hennes & Mauritz AB ‘B’	12,053	245,852
Husqvarna AB ‘B’	5,511	44,163
Kinnevik AB ‘B’	825	20,217
Lundin Petroleum AB	2,462	83,596
Skandinaviska Enskilda Banken AB ‘A’	8,659	81,428
Skanska AB ‘B’	4,514	102,114
SKF AB ‘B’	4,926	99,733
Svenska Handelsbanken AB ‘A’	7,912	85,214
Swedbank AB ‘A’	4,691	69,736
Tele2 AB ‘B’	3,401	49,362
Telia Co AB	19,363	83,194
Volvo AB ‘B’	19,197	321,381

		1,467,165

Switzerland - 10.4%

ABB Ltd	23,352	563,323
Adecco Group AG	2,062	130,364
Baloise Holding AG	258	46,694
Clariant AG	2,600	58,106
Dufry AG	558	55,332
EMS-Chemie Holding AG	108	71,003
Glencore PLC	105,405	328,201
Julius Baer Group Ltd	754	38,871
Kuehne + Nagel International AG	711	119,922
LafargeHolcim Ltd (XVTX)	6,345	352,004
Novartis AG	10,828	1,025,299
Pargesa Holding SA	123	10,219
Partners Group Holding AG	62	56,825
Roche Holding AG	3,553	1,154,734
SGS SA	70	191,707
Swiss Life Holding AG	174	87,291
Swiss Prime Site AG	501	57,963
Swiss Re AG	1,545	173,569

	Shares	Value
Swisscom AG	170	$89,994
The Swatch Group AG	385	107,494
The Swatch Group AG - Registered	589	31,158
UBS Group AG (XVTX)	12,510	157,869
Zurich Insurance Group AG	736	301,907

		5,209,849

United Kingdom - 13.0%

Admiral Group PLC	825	25,211
Aviva PLC	14,441	80,155
Barclays PLC	62,354	148,682
Barratt Developments PLC	10,339	102,371
BP PLC	121,526	764,496
British American Tobacco PLC	19,552	831,000
BT Group PLC	41,763	106,420
Centrica PLC	27,992	33,111
CK Hutchison Holdings Ltd	22,868	218,057
Coca-Cola European Partners PLC	1,808	91,991
Direct Line Insurance Group PLC	5,625	23,274
easyJet PLC	1,762	33,191
G4S PLC	15,195	43,942
GlaxoSmithKline PLC	38,410	902,521
HSBC Holdings PLC	74,695	584,745
Imperial Brands PLC	9,563	236,591
ITV PLC	34,027	68,080
J Sainsbury PLC	17,047	51,981
Kingfisher PLC	19,596	56,412
Land Securities Group PLC REIT	3,641	47,794
Legal & General Group PLC	21,991	88,339
Lloyds Banking Group PLC	257,343	213,188
Marks & Spencer Group PLC	19,062	54,049
National Grid PLC	17,166	214,526
Persimmon PLC	3,047	108,836
Severn Trent PLC	1,165	38,810
SSE PLC	5,072	96,734
St James’s Place PLC	1,313	20,240
Standard Life Aberdeen PLC	6,640	28,888
Taylor Wimpey PLC	31,466	80,681
The British Land Co PLC REIT	4,872	41,225
Unilever NV	10,118	580,679
United Utilities Group PLC	3,371	42,184
Vodafone Group PLC	138,879	269,616
WPP PLC	11,518	162,084

		6,490,104

United States - 0.2%

Carnival PLC	1,593	76,358

Total Common Stocks (Cost $49,012,632)		48,859,437

TOTAL INVESTMENTS - 98.5% (Cost $49,345,329)		49,190,968

OTHER ASSETS & LIABILITIES, NET - 1.5%		764,783

NET ASSETS - 100.0%		$49,955,751

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INTERNATIONAL EQUITY INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	19.4%
Consumer, Non-Cyclical	19.4%
Consumer, Cyclical	15.4%
Industrial	12.4%
Basic Materials	10.0%
Energy	8.0%
Communications	5.8%
Utilities	3.9%
Technology	3.7%
Others (each less than 3.0%)	0.5%

98.5%
Other Assets & Liabilities, Net	1.5%

100.0%

(b)	As of December 31, 2019, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	25.4%
United Kingdom	13.0%
Switzerland	10.4%
France	9.6%
Australia	9.0%
Germany	8.7%
Netherlands	3.4%
Others (each less than 3.0%)	19.0%

98.5%
Other Assets & Liabilities, Net	1.5%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$331,531	$-	$331,531	$-
	Common Stocks
	Australia	4,479,395	-	4,479,395	-
	Austria	158,253	-	158,253	-
	Belgium	402,611	-	402,611	-
	China	45,340	-	45,340	-
	Colombia	24,396	-	24,396	-
	Denmark	996,739	184,020	812,719	-
	Finland	647,866	-	647,866	-
	France	4,795,342	203,405	4,591,937	-
	Germany	4,002,317	71,075	3,931,242	-
	Hong Kong	929,360	32,433	896,927	-
	Ireland	225,168	45,907	179,261	-
	Israel	174,271	-	174,271	-
	Italy	920,858	-	920,858	-
	Japan	12,704,757	-	12,704,757	-
	Luxembourg	44,630	44,630	-	-
	Macau	118,621	-	118,621	-
	Netherlands	1,706,857	-	1,706,857	-
	New Zealand	21,633	-	21,633	-
	Norway	372,707	-	372,707	-
	Portugal	178,651	-	178,651	-
	Singapore	1,157,997	-	1,157,997	-
	South Africa	296,673	-	296,673	-
	Spain	1,211,519	65,427	1,146,092	-
	Sweden	1,467,165	81,428	1,385,737	-
	Switzerland	5,209,849	-	5,209,849	-
	United Kingdom	6,490,104	205,137	6,284,967	-
	United States	76,358	-	76,358	-

	Total Common Stocks	48,859,437	933,462	47,925,975	-

	Total	$49,190,968	$933,462	$48,257,506	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 99.1%

Australia - 0.9%

Rio Tinto PLC	267,647	$15,843,355

Belgium - 1.6%

KBC Group NV	357,088	26,922,501

Brazil - 0.5%

Ambev SA ADR	1,964,196	9,153,153

Canada - 3.3%

Canadian National Railway Co	353,254	31,951,825
Suncor Energy Inc	702,296	23,017,764

		54,969,589

China - 1.5%

Baidu Inc ADR *	63,957	8,084,165
Yum China Holdings Inc	363,058	17,430,414

		25,514,579

Denmark - 2.6%

Carlsberg AS ‘B’	89,648	13,378,705
Novo Nordisk AS ‘B’	527,564	30,571,719

		43,950,424

France - 16.0%

Air Liquide SA	323,801	45,905,504
Danone SA	273,461	22,709,815
Dassault Systemes SE	52,549	8,666,660
Engie SA	1,091,811	17,685,504
EssilorLuxottica SA	135,814	20,763,445
Hermes International	5,341	4,000,986
L’Oreal SA	64,248	18,998,609
Legrand SA	193,118	15,770,746
LVMH Moet Hennessy Louis Vuitton SE	75,991	35,408,282
Pernod Ricard SA	164,120	29,367,230
Schneider Electric SE	473,809	48,679,004

		267,955,785

Germany - 9.7%

Bayer AG	421,900	34,299,033
Beiersdorf AG	274,904	32,886,573
Deutsche Boerse AG	103,911	16,294,555
Merck KGaA	156,533	18,454,261
MTU Aero Engines AG	38,672	11,018,646
ProSiebenSat.1 Media SE	451,955	7,051,784
SAP SE	321,378	43,256,879

		163,261,731

Hong Kong - 2.8%

AIA Group Ltd	4,487,351	47,197,779

India - 2.4%

Housing Development Finance Corp Ltd	520,547	17,600,963
Tata Consultancy Services Ltd	764,231	23,144,872

		40,745,835

Ireland - 1.0%

Ryanair Holdings PLC ADR *	199,533	17,481,086

Israel - 1.1%

Check Point Software Technologies Ltd *	161,623	17,933,688

	Shares	Value

Italy - 2.0%

Eni SPA	907,121	$14,088,703
Intesa Sanpaolo SPA	7,205,794	18,981,415

		33,070,118

Japan - 14.6%

Daikin Industries Ltd	197,600	27,879,337
Denso Corp	171,400	7,740,824
FANUC Corp	50,600	9,344,039
Hitachi Ltd	504,100	21,270,870
Hoya Corp	475,100	45,353,977
Japan Tobacco Inc	731,700	16,314,384
Kubota Corp	1,281,200	20,118,991
Kyocera Corp	346,500	23,615,940
Olympus Corp	2,169,300	33,434,775
Shin-Etsu Chemical Co Ltd	73,800	8,116,010
Terumo Corp	912,800	32,380,940

		245,570,087

Netherlands - 3.7%

Akzo Nobel NV	269,496	27,521,990
ING Groep NV	1,397,698	16,803,691
Randstad NV	280,698	17,199,800

		61,525,481

Portugal - 0.5%

Galp Energia SGPS SA	514,170	8,631,914

Singapore - 1.1%

DBS Group Holdings Ltd	977,814	18,853,466

Spain - 2.2%

Amadeus IT Group SA	452,011	37,018,224

Sweden - 0.9%

Essity AB ‘B’	450,398	14,505,622

Switzerland - 14.7%

Alcon Inc *	64,369	3,645,964
Cie Financiere Richemont SA	190,612	14,896,500
Julius Baer Group Ltd	246,660	12,716,040
Nestle SA	604,305	65,425,199
Novartis AG	321,845	30,475,365
Roche Holding AG	164,595	53,493,812
Sika AG	79,355	14,902,500
UBS Group AG (XVTX)	2,041,266	25,759,526
Zurich Insurance Group AG	61,365	25,171,874

		246,486,780

Taiwan - 1.8%

Taiwan Semiconductor Manufacturing Co Ltd ADR	510,104	29,637,042

United Kingdom - 13.2%

Barclays PLC	4,327,478	10,318,760
Compass Group PLC	1,001,775	25,106,257
Diageo PLC	707,460	29,809,998
Experian PLC	978,759	33,179,393
Linde PLC	80,570	17,287,970
M&G PLC *	320,490	1,006,964
Prudential PLC	320,490	6,140,790
Reckitt Benckiser Group PLC	253,758	20,612,377
RELX PLC	1,172,141	29,572,242

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Rolls-Royce Holdings PLC *	1,235,982	$11,170,817
Smiths Group PLC	499,506	11,156,536
Tesco PLC	4,009,754	13,551,492
WPP PLC	924,274	13,006,620

		221,920,216

United States - 1.0%

Amcor PLC	628,914	6,876,679
QIAGEN NV *	291,244	9,923,642

		16,800,321

Total Common Stocks (Cost $1,386,440,977)		1,664,948,776

	Principal Amount

SHORT-TERM INVESTMENTS - 0.5%

Repurchase Agreement - 0.0%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $194,749; collateralized by U.S. Treasury Notes: 3.125% due 11/15/28 and value $198,969)	$194,747	194,747

U.S. Government Agency Issue - 0.5%

Federal Home Loan Bank 1.014% due 01/02/20	8,279,000	8,279,000

Total Short-Term Investments (Cost $8,473,517)		8,473,747

TOTAL INVESTMENTS - 99.6% (Cost $1,394,914,494)		1,673,422,523

OTHER ASSETS & LIABILITIES, NET - 0.4%		6,283,706

NET ASSETS - 100.0%		$1,679,706,229

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	39.9%
Industrial	17.8%
Financial	14.5%
Technology	7.3%
Consumer, Cyclical	7.3%
Basic Materials	6.8%
Others (each less than 3.0%)	6.0%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	As of December 31, 2019, the Fund’s composition by country of risk as a percentage of net assets was as follows:

France	16.0%
Switzerland	14.7%
Japan	14.6%
United Kingdom	13.2%
Germany	9.7%
Netherlands	3.7%
Canada	3.3%
Others (each less than 3.0%)	24.4%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$15,843,355	$-	$15,843,355	$-
	Belgium	26,922,501	-	26,922,501	-
	Brazil	9,153,153	9,153,153	-	-
	Canada	54,969,589	54,969,589	-	-
	China	25,514,579	25,514,579	-	-
	Denmark	43,950,424	-	43,950,424	-
	France	267,955,785	-	267,955,785	-
	Germany	163,261,731	39,938,357	123,323,374	-
	Hong Kong	47,197,779	-	47,197,779	-
	India	40,745,835	23,144,872	17,600,963	-
	Ireland	17,481,086	17,481,086	-	-
	Israel	17,933,688	17,933,688	-	-
	Italy	33,070,118	-	33,070,118	-
	Japan	245,570,087	-	245,570,087	-
	Netherlands	61,525,481	-	61,525,481	-
	Portugal	8,631,914	-	8,631,914	-
	Singapore	18,853,466	-	18,853,466	-
	Spain	37,018,224	-	37,018,224	-
	Sweden	14,505,622	-	14,505,622	-
	Switzerland	246,486,780	-	246,486,780	-
	Taiwan	29,637,042	29,637,042	-	-
	United Kingdom	221,920,216	1,006,966	220,913,250	-
	United States	16,800,321	-	16,800,321	-

	Total Common Stocks	1,664,948,776	218,779,332	1,446,169,444	-

	Short-Term Investments	8,473,747	-	8,473,747	-

	Total	$1,673,422,523	$218,779,332	$1,454,643,191	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 98.6%

Australia - 2.7%

Accent Group Ltd	700,000	$916,650
Ansell Ltd	61,416	1,250,608
Appen Ltd	42,891	677,432
Asaleo Care Ltd *	700,000	520,698
Charter Hall Retail REIT	239,202	716,922
Coronado Global Resources Inc ~	300,000	465,584
IPH Ltd	135,000	776,257
McMillan Shakespeare Ltd	74,439	682,769
Sandfire Resources NL	168,760	709,083
Shopping Centres Australasia Property Group REIT	468,279	878,623

		7,594,626

Austria - 1.1%

ams AG *	15,000	608,969
AT&S Austria Technologie & Systemtechnik AG	35,000	787,546
S IMMO AG	32,000	800,445
Wienerberger AG	29,215	865,796

		3,062,756

Belgium - 1.4%

Bekaert SA	28,000	832,348
D’ieteren SA	19,007	1,334,641
KBC Ancora	18,000	905,535
Orange Belgium SA	37,000	859,110

		3,931,634

Brazil - 0.5%

Yamana Gold Inc	350,000	1,385,391

Canada - 9.8%

Alaris Royalty Corp	55,300	933,910
Artis REIT	76,700	702,884
B2Gold Corp	341,700	1,370,958
Boardwalk REIT	23,700	838,274
Canaccord Genuity Group Inc	167,100	622,821
Canadian Solar Inc *	36,000	795,600
Capstone Mining Corp *	1,328,700	777,646
CI Financial Corp	50,000	835,932
Corus Entertainment Inc ‘B’	184,800	757,103
Crescent Point Energy Corp (TSE)	192,500	858,323
CT REIT	60,800	755,698
Empire Co Ltd ‘A’	43,900	1,029,759
Finning International Inc	35,000	681,914
Genworth MI Canada Inc	20,000	875,130
High Liner Foods Inc	65,000	411,959
Hudbay Minerals Inc	141,100	584,589
Interfor Corp *	60,000	677,833
Knight Therapeutics Inc *	115,000	671,287
Martinrea International Inc	92,900	1,023,757
New Gold Inc *	708,200	627,184
Northland Power Inc	50,000	1,047,322
Northview Apartment REIT	30,000	684,764
Parex Resources Inc *	69,500	1,292,538
Points International Ltd *	58,200	888,714
Polaris Infrastructure Inc	90,800	856,571
Precision Drilling Corp (TSE) *	248,200	345,957
Real Matters Inc *	95,500	906,057
Ritchie Bros Auctioneers Inc	27,000	1,158,554
Seven Generations Energy Ltd ‘A’ *	115,500	753,367
Superior Plus Corp	87,400	845,361
TFI International Inc	30,000	1,011,205
Torex Gold Resources Inc *	66,800	1,055,590
Westshore Terminals Investment Corp	28,267	412,506

		27,091,067

	Shares	Value
China - 1.1%

China Overseas Grand Oceans Group Ltd	1,200,000	$831,143
Gemdale Properties & Investment Corp Ltd	9,999,646	1,322,748
Greenland Hong Kong Holdings Ltd	2,300,000	997,298

		3,151,189

Denmark - 2.5%

Alm Brand AS	101,270	899,168
D/S Norden AS	46,599	746,356
Pandora AS	26,000	1,131,037
Royal Unibrew AS	13,925	1,275,513
Scandinavian Tobacco Group AS ‘A’ ~	60,000	731,779
SimCorp AS	10,292	1,170,274
Spar Nord Bank AS	96,488	937,093

		6,891,220

Egypt - 0.3%

Centamin PLC	450,015	754,790

Finland - 0.4%

Valmet OYJ	40,408	968,980

France - 4.1%

Alten SA	10,449	1,321,212
CGG SA *	381,163	1,247,724
Criteo SA ADR *	40,000	693,200
Eiffage SA	13,772	1,580,017
Eutelsat Communications SA	34,028	553,072
Interparfums SA	14,300	594,228
IPSOS	20,149	655,767
Kaufman & Broad SA	24,864	1,031,928
Klepierre SA REIT	30,000	1,141,318
Metropole Television SA	42,000	790,529
SPIE SA	50,000	1,021,905
Virbac SA *	2,500	663,205

		11,294,105

Georgia - 0.2%

Bank of Georgia Group PLC	26,000	559,643

Germany - 4.9%

Affimed NV *	120,000	328,800
AURELIUS Equity Opportunities SE & Co KGaA	19,000	830,767
Covestro AG ~	16,048	746,715
CTS Eventim AG & Co KGaA	19,478	1,222,115
Deutsche Pfandbriefbank AG ~	68,346	1,113,126
DIC Asset AG	49,644	885,402
Grand City Properties SA	34,695	832,716
JOST Werke AG ~	21,000	878,628
LEG Immobilien AG	15,257	1,801,794
Norma Group SE	19,000	806,303
Salzgitter AG	18,404	406,239
Software AG	15,597	543,049
TAG Immobilien AG *	53,358	1,325,181
Talanx AG *	17,641	873,087
TLG Immobilien AG	26,276	838,529

		13,432,451

Hong Kong - 1.2%

Dah Sing Financial Holdings Ltd	105,200	414,683
Hutchison Port Holdings Trust	2,500,000	430,000
Hysan Development Co Ltd	128,000	501,921
K Wah International Holdings Ltd	900,000	502,362
Shun Tak Holdings Ltd *	1,500,000	716,226

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
SmarTone Telecommunications Holdings Ltd	500,000	$385,095
Stella International Holdings Ltd	255,000	409,058

		3,359,345

Ireland - 0.7%

Greencore Group PLC	270,000	956,471
ICON PLC *	6,197	1,067,309

		2,023,780

Israel - 1.4%

AudioCodes Ltd	39,079	1,003,940
Gazit-Globe Ltd	68,032	754,080
Nova Measuring Instruments Ltd *	35,380	1,338,425
Radware Ltd *	31,802	819,856

		3,916,301

Italy - 2.5%

A2A SPA	370,000	694,801
ACEA SPA	32,144	665,179
Banca Farmafactoring SPA ~	126,270	756,299
Banca IFIS SPA	41,133	646,433
Cerved Group SPA	90,000	878,274
Enav SPA ~	130,000	775,768
Piaggio & C SPA	350,000	1,078,851
Saras SPA	393,581	633,434
Societa Iniziative Autostradali e Servizi SPA *	39,000	653,570

		6,782,609

Japan - 23.3%

Ai Holdings Corp	35,000	619,423
Aoyama Trading Co Ltd	42,000	591,023
Asahi Diamond Industrial Co Ltd	98,000	575,153
Avex Inc	39,900	459,602
CAC Holdings Corp	50,000	717,038
Capcom Co Ltd	32,000	885,760
Cawachi Ltd	37,000	749,665
Denka Co Ltd	31,500	936,420
DMG Mori Co Ltd	60,500	925,662
Eagle Industry Co Ltd	60,000	620,249
EPS Holdings Inc	50,000	634,756
Exedy Corp	30,000	678,644
FCC Co Ltd	34,900	754,974
Financial Products Group Co Ltd	71,600	690,891
Foster Electric Co Ltd	64,700	1,136,469
Fuji Media Holdings Inc	49,000	695,720
Furukawa Co Ltd	51,000	671,755
Furyu Corp	68,100	670,226
Fuyo General Lease Co Ltd	15,000	1,008,966
Geo Holdings Corp	40,900	504,443
Glory Ltd	25,200	761,519
Gunze Ltd	14,800	661,077
Hosiden Corp	74,200	937,482
Ichikoh Industries Ltd	83,300	576,562
Itfor Inc	128,100	1,064,442
Itochu Enex Co Ltd	53,100	447,505
Japan Aviation Electronics Industry Ltd	46,500	938,129
Jeol Ltd	42,400	1,280,190
Kaken Pharmaceutical Co Ltd	13,800	761,421
Kinden Corp	40,000	621,498
Kintetsu World Express Inc	67,000	1,164,065
Kissei Pharmaceutical Co Ltd	22,000	625,016
Kito Corp	42,600	668,645
Kyoei Steel Ltd	37,800	736,597
KYORIN Holdings Inc	25,500	444,409
Look Holdings Inc	51,941	595,398
Marvelous Inc	48,000	319,848
Meitec Corp	18,400	1,033,809
Mitsui E&S Holdings Co Ltd *	69,000	558,236
Mitsui Matsushima Holdings Co Ltd	27,900	309,930

	Shares	Value
Mochida Pharmaceutical Co Ltd	20,000	$805,192
Morinaga & Co Ltd	20,900	1,003,663
Nagase & Co Ltd	44,900	665,863
NichiiGakkan Co Ltd	63,759	964,472
Nippon Carbon Co Ltd	15,000	560,484
Nippon Electric Glass Co Ltd	24,700	548,338
Nippon Thompson Co Ltd	141,973	669,368
Nishio Rent All Co Ltd	24,000	683,827
NS Solutions Corp	19,600	644,031
Obara Group Inc	20,000	673,859
Optorun Co Ltd	21,100	575,455
OSJB Holdings Corp	265,200	657,292
PAL GROUP Holdings Co Ltd	20,000	697,943
Press Kogyo Co Ltd	160,000	636,254
Relia Inc	78,000	990,837
Rengo Co Ltd	93,700	713,862
Restar Holdings Corp	18,900	350,416
Roland DG Corp	40,000	796,898
Ryobi Ltd	30,300	538,494
Ryosan Co Ltd	27,300	703,117
Sangetsu Corp	40,000	754,237
Sankyu Inc	17,800	894,490
Sanwa Holdings Corp	81,000	907,665
Seikagaku Corp	55,000	617,531
Seven Bank Ltd	360,900	1,182,343
Shin Nippon Biomedical Laboratories Ltd	107,300	618,165
Shindengen Electric Manufacturing Co Ltd	13,700	475,705
Shinoken Group Co Ltd	78,400	925,766
Ship Healthcare Holdings Inc	25,700	1,185,573
Sojitz Corp	191,800	618,190
Starts Corp Inc	29,100	740,473
Sumitomo Mitsui Construction Co Ltd	111,800	647,336
Sumitomo Osaka Cement Co Ltd	18,800	818,894
Sumitomo Seika Chemicals Co Ltd	20,000	647,194
T-Gaia Corp	23,700	574,011
Takara Leben Co Ltd	89,300	414,069
Takeuchi Manufacturing Co Ltd	42,600	636,998
Tamron Co Ltd	35,100	807,079
The Musashino Bank Ltd	25,400	435,348
The Okinawa Electric Power Co Inc	55,050	1,033,016
Toho Zinc Co Ltd	18,600	350,814
Tokai Rika Co Ltd	36,300	707,390
Tokyu Construction Co Ltd	47,300	336,907
Towa Pharmaceutical Co Ltd	32,000	831,525
Toyo Construction Co Ltd	113,058	540,518
Toyota Boshoku Corp	31,400	504,190
Ube Industries Ltd	25,100	543,622
United Arrows Ltd	19,000	538,077
Unitika Ltd *	165,000	566,952
Yamaichi Electronics Co Ltd	66,000	1,026,950
Yurtec Corp	85,000	536,257

		64,329,567

Jordan - 0.3%

Hikma Pharmaceuticals PLC	36,367	959,077

Netherlands - 4.0%

Aalberts NV	31,272	1,407,485
ASM International NV	9,000	1,015,852
ASR Nederland NV	46,487	1,742,123
BE Semiconductor Industries NV	26,128	1,014,368
Boskalis Westminster	28,253	723,964
Flow Traders ~	23,479	567,286
Heijmans NV *	39,328	330,857
Intertrust NV ~	25,373	492,658
Koninklijke Volkerwessels NV	37,616	926,155
OCI NV *	29,141	616,965
SBM Offshore NV	59,625	1,113,974
Signify NV ~	33,964	1,063,032

		11,014,719

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
New Zealand - 0.4%

Air New Zealand Ltd	550,000	$1,084,862

Norway - 1.0%

Grieg Seafood ASA	55,000	879,385
Norwegian Finans Holding ASA *	69,656	756,121
SpareBank 1 SMN	92,123	1,052,125

		2,687,631

Portugal - 0.2%

NOS SGPS SA	115,000	620,997

Singapore - 0.8%

CapitaLand Retail China Trust REIT	600,000	718,689
First Real Estate Investment Trust REIT	800,000	592,051
Hi-P International Ltd	700,000	797,043

		2,107,783

South Korea - 5.1%

Binggrae Co Ltd	12,000	581,089
Cheil Worldwide Inc	44,787	931,408
Daesang Corp	26,222	526,064
Dong-A ST Co Ltd	9,000	924,388
Doosan Bobcat Inc *	18,746	556,694
DY POWER Corp	50,000	435,723
Huchems Fine Chemical Corp	33,363	610,167
Hyundai Department Store Co Ltd	6,677	478,803
Hyundai Mipo Dockyard Co Ltd	17,441	691,719
Hyundai Wia Corp	16,529	716,200
InBody Co Ltd	28,988	591,411
INTOPS Co Ltd	42,000	467,378
JW Life Science Corp	30,788	525,620
Korea Petrochemical Ind Co Ltd	4,081	413,557
Korean Reinsurance Co	90,000	708,800
Kumho Petrochemical Co Ltd	10,034	671,040
Lotte Chilsung Beverage Co Ltd	4,471	539,638
LOTTE Fine Chemical Co Ltd	17,952	700,286
Moorim P&P Co Ltd	116,587	425,295
Seegene Inc *	29,114	768,859
SK Discovery Co Ltd	25,102	567,362
UniTest Inc	51,105	632,630
Value Added Technology Co Ltd	30,000	756,553

		14,220,684

Spain - 4.4%

Acerinox SA	80,882	913,942
Atlantica Yield PLC	43,731	1,154,061
Bankinter SA	137,823	1,012,337
Cia de Distribucion Integral Logista Holdings SA	35,000	789,435
Construcciones y Auxiliar de Ferrocarriles SA	21,000	965,784
Enagas SA	56,870	1,450,609
Ence Energia y Celulosa SA *	117,136	483,652
Faes Farma SA	175,000	984,894
Lar Espana Real Estate Socimi SA REIT	60,000	477,844
Mediaset Espana Comunicacion SA	120,000	764,119
Merlin Properties Socimi SA REIT	80,000	1,149,867
Sacyr SA	284,402	832,739
Talgo SA * ~	71,185	486,275
Tecnicas Reunidas SA *	25,910	695,081

		12,160,639

Sweden - 4.7%

Axfood AB	30,000	668,099
Betsson AB *	103,414	481,929
Bilia AB ‘A’	60,000	680,948
Evolution Gaming Group AB ~	58,000	1,750,386
Fastighets AB Balder ‘B’ *	23,740	1,098,709

	Shares	Value
Inwido AB	89,483	$689,216
JM AB	32,399	958,406
Lindab International AB	60,000	766,576
Nyfosa AB *	73,751	637,797
Orexo AB *	75,000	503,412
Resurs Holding AB ~	120,000	770,729
SSAB AB ‘A’	253,102	889,335
Sweco AB ‘B’	30,000	1,156,582
Tethys Oil AB	70,000	631,403
Wihlborgs Fastigheter AB	73,057	1,343,506

		13,027,033

Switzerland - 6.2%

Adecco Group AG	27,000	1,707,000
Baloise Holding AG	8,379	1,516,477
BKW AG	11,688	863,028
Cembra Money Bank AG	11,323	1,238,837
Coca-Cola HBC AG	39,503	1,342,706
Forbo Holding AG	541	920,602
Galenica AG ~	16,776	1,036,105
Huber & Suhner AG	8,000	635,070
Interroll Holding AG	350	786,578
Julius Baer Group Ltd	20,000	1,031,058
Landis&Gyr Group AG	10,335	1,074,288
Logitech International SA	27,327	1,294,556
PSP Swiss Property AG	11,608	1,602,770
Siegfried Holding AG	2,548	1,233,139
Sulzer AG	7,500	836,049

		17,118,263

United Kingdom - 11.7%

Aggreko PLC	68,575	757,267
Auto Trader Group PLC ~	168,237	1,328,592
Bellway PLC	42,262	2,133,073
Bovis Homes Group PLC	59,946	1,078,313
Dialog Semiconductor PLC *	31,602	1,604,977
Drax Group PLC	216,457	900,297
EI Group PLC *	234,075	879,938
Fevertree Drinks PLC	31,623	875,727
Gulf Keystone Petroleum Ltd	175,859	495,004
Hansteen Holdings PLC REIT	782,756	1,206,880
IG Group Holdings PLC	101,214	931,773
IMI PLC	50,000	781,347
Inchcape PLC	121,257	1,133,956
Intermediate Capital Group PLC	78,231	1,668,584
J.D. Wetherspoon PLC	55,000	1,211,545
Jupiter Fund Management PLC	180,000	977,538
Keller Group PLC	149,796	1,485,785
Man Group PLC	467,071	978,213
Mitchells & Butlers PLC *	300,000	1,825,961
OneSavings Bank PLC	195,000	1,119,459
Paragon Banking Group PLC	185,000	1,320,825
Quilter PLC ~	500,000	1,067,476
Redrow PLC	141,301	1,394,681
Rightmove PLC	136,017	1,141,338
Rotork PLC	230,000	1,022,421
Spirent Communications PLC	313,621	1,044,787
Tate & Lyle PLC	139,478	1,405,357
Vesuvius PLC	90,416	598,825

		32,369,939

United States - 1.7%

Argonaut Gold Inc *	432,300	649,174
Caesarstone Ltd	45,000	678,150
CyberArk Software Ltd *	9,500	1,107,510
IMAX Corp *	38,500	786,555
Oxford Immunotec Global PLC *	40,000	664,000
Viemed Healthcare Inc *	113,600	711,230

		4,596,619

Total Common Stocks (Cost $249,965,816)		272,497,700

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.9%

Repurchase Agreement - 0.9%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $2,433,365; collateralized by U.S. Treasury Notes: 2.875% due 08/15/28 and value $2,486,579)	$2,433,331	$2,433,331

Total Short-Term Investment (Cost $2,433,331)		2,433,331

TOTAL INVESTMENTS - 99.5% (Cost $252,399,147)		274,931,031

OTHER ASSETS & LIABILITIES, NET - 0.5%		1,301,663

NET ASSETS - 100.0%		$276,232,694

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	22.8%
Industrial	21.0%
Consumer, Non-Cyclical	14.4%
Consumer, Cyclical	13.9%
Basic Materials	7.1%
Technology	6.7%
Communications	5.8%
Energy	3.9%
Utilities	3.0%
Others (each less than 3.0%)	0.9%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

(b)	As of December 31, 2019, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	23.3%
United Kingdom	11.7%
Canada	9.8%
Switzerland	6.2%
South Korea	5.1%
Germany	4.9%
Sweden	4.7%
Spain	4.4%
France	4.1%
Netherlands	4.0%
Others (each less than 3.0%)	21.3%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$7,594,626	$520,698	$7,073,928	$-
	Austria	3,062,756	2,453,787	608,969	-
	Belgium	3,931,634	2,193,751	1,737,883	-
	Brazil	1,385,391	1,385,391	-	-
	Canada	27,091,067	27,091,067	-	-
	China	3,151,189	-	3,151,189	-
	Denmark	6,891,220	5,615,707	1,275,513	-
	Egypt	754,790	-	754,790	-
	Finland	968,980	-	968,980	-
	France	11,294,105	3,731,934	7,562,171	-
	Georgia	559,643	559,643	-	-
	Germany	13,432,451	2,931,359	10,501,092	-
	Hong Kong	3,359,345	839,058	2,520,287	-
	Ireland	2,023,780	1,067,309	956,471	-
	Israel	3,916,301	3,162,221	754,080	-
	Italy	6,782,609	2,508,189	4,274,420	-
	Japan	64,329,567	-	64,329,567	-
	Jordan	959,077	-	959,077	-
	Netherlands	11,014,719	2,316,956	8,697,763	-
	New Zealand	1,084,862	1,084,862	-	-
	Norway	2,687,631	756,121	1,931,510	-
	Portugal	620,997	-	620,997	-
	Singapore	2,107,783	-	2,107,783	-
	South Korea	14,220,684	2,122,664	12,098,020	-
	Spain	12,160,639	4,534,573	7,626,066	-
	Sweden	13,027,033	1,318,745	11,708,288	-
	Switzerland	17,118,263	786,578	16,331,685	-
	United Kingdom	32,369,939	13,747,563	18,622,376	-
	United States	4,596,619	4,596,619	-	-

	Total Common Stocks	272,497,700	85,324,795	187,172,905	-

	Short-Term Investment	2,433,331	-	2,433,331	-

	Total	$274,931,031	$85,324,795	$189,606,236	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 99.5%

Argentina - 0.4%

YPF SA ADR	565,090	$6,543,742

Belgium - 1.1%

Ageas	279,391	16,521,110

Canada - 3.4%

ARC Resources Ltd	539,475	3,398,333
Barrick Gold Corp (TSE)	1,067,409	19,826,657
Cameco Corp (NYSE)	364,048	3,240,027
Encana Corp	2,618,955	12,262,328
Kinross Gold Corp *	1,984,009	9,404,203
Tourmaline Oil Corp	288,752	3,384,395

		51,515,943

China - 4.6%

China Mobile Ltd	2,134,782	18,038,599
China Telecom Corp Ltd ‘H’	39,219,058	16,157,811
China Unicom Hong Kong Ltd	20,941,985	19,719,393
Dongfeng Motor Group Co Ltd ‘H’	17,422,139	16,390,472

		70,306,275

Denmark - 1.3%

AP Moller - Maersk AS ‘B’	13,022	18,780,876
The Drilling Co of 1972 A/S *	20,808	1,373,934

		20,154,810

Finland - 1.0%

Nokia OYJ (OMXH) *	4,155,523	15,370,728

France - 11.1%

BNP Paribas SA	460,135	27,349,539
Cie de Saint-Gobain	721,455	29,555,007
Engie SA	985,717	15,966,959
Renault SA	300,107	14,251,306
Rexel SA	1,383,279	18,398,559
Societe Generale SA	656,117	22,897,146
TOTAL SA	758,799	42,106,141

		170,524,657

Germany - 3.8%

CECONOMY AG *	864,186	5,224,210
Daimler AG	389,025	21,506,972
Deutsche Lufthansa AG	559,804	10,304,366
E.ON SE	717,450	7,667,297
METRO AG	285,890	4,600,307
RWE AG	218,402	6,692,265
Salzgitter AG	105,185	2,321,791

		58,317,208

India - 1.1%

Canara Bank *	2,312,643	7,177,420
NTPC Ltd	859,208	1,433,054
Zee Entertainment Enterprises Ltd	1,876,228	7,680,695

		16,291,169

Ireland - 1.3%

AIB Group PLC	1,501,947	5,232,783
Bank of Ireland Group PLC	2,757,502	15,176,193

		20,408,976

Italy - 5.9%

Assicurazioni Generali SPA	569,750	11,762,370
BPER Banca	1,822,945	9,172,225

	Shares	Value
Eni SPA	2,073,839	$32,209,267
Saipem SPA *	2,323,331	11,362,744
UniCredit SPA	1,738,450	25,410,857

		89,917,463

Japan - 28.3%

Benesse Holdings Inc	127,391	3,348,440
Canon Inc	277,339	7,590,343
Chiyoda Corp *	529,963	1,370,805
Citizen Watch Co Ltd	1,269,986	6,916,462
Dai-ichi Life Holdings Inc	933,543	15,385,042
DeNA Co Ltd	490,599	7,907,091
Eisai Co Ltd	86,167	6,447,527
Fuji Media Holdings Inc	276,175	3,921,232
Fujitsu Ltd	100,144	9,419,127
Gree Inc	1,150,496	5,198,259
Hitachi Metals Ltd	177,852	2,617,930
Honda Motor Co Ltd	1,167,339	33,037,489
Inpex Corp	1,841,731	19,079,831
JGC Holdings Corp	967,200	15,393,982
JSR Corp	980,795	17,941,308
Mitsubishi Estate Co Ltd	663,249	12,691,178
Mitsubishi Heavy Industries Ltd	335,830	13,022,428
Mitsubishi Motors Corp	1,851,790	7,718,761
Mitsubishi UFJ Financial Group Inc	5,208,610	28,159,484
Mizuho Financial Group Inc	8,671,921	13,358,388
Nikon Corp	842,524	10,303,775
Nippon Television Holdings Inc	515,699	6,880,090
Nissan Motor Co Ltd	2,179,854	12,631,679
Nitto Denko Corp	198,904	11,183,933
Nomura Holdings Inc	2,885,834	14,849,883
Resona Holdings Inc	3,666,423	15,980,205
Shimamura Co Ltd	160,069	12,169,060
Sumitomo Mitsui Financial Group Inc	688,521	25,430,766
Sumitomo Mitsui Trust Holdings Inc	399,674	15,799,490
T&D Holdings Inc	2,042,168	25,824,656
Takeda Pharmaceutical Co Ltd	617,777	24,434,434
THK Co Ltd	318,578	8,553,262
Z Holdings Corp	4,206,115	17,758,687

		432,325,027

Luxembourg - 0.3%

RTL Group SA	79,217	3,903,167

Malaysia - 0.3%

CIMB Group Holdings Bhd	4,146,765	5,222,927

Netherlands - 5.3%

ABN AMRO Bank NV CVA ~	925,422	16,867,039
ING Groep NV	1,839,929	22,120,371
PostNL NV	2,445,757	5,519,732
Royal Dutch Shell PLC ‘B’	1,223,091	36,305,823

		80,812,965

Norway - 1.8%

Equinor ASA	560,386	11,175,368
Norsk Hydro ASA	4,233,814	15,743,901

		26,919,269

Russia - 2.7%

Gazprom PJSC ADR (OTC)	4,477	36,801
Gazprom PJSC ADR (SEAQ)	1,829,828	15,102,527
LUKOIL PJSC ADR (OTC)	149	14,708
LUKOIL PJSC ADR (SEAQ)	91,748	9,138,704
Sberbank of Russia PJSC ADR (SEAQ)	589,590	9,713,176
VEON Ltd ADR	2,784,715	7,045,329

		41,051,245

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
South Africa - 2.6%

Anglo American PLC	613,029	$17,611,044
Gold Fields Ltd ADR	1,455,214	9,604,413
Impala Platinum Holdings Ltd *	656,243	6,705,059
MTN Group Ltd	1,100,182	6,485,730

		40,406,246

South Korea - 3.0%

KB Financial Group Inc *	406,300	16,738,730
KT Corp ADR *	1,332,340	15,455,144
Shinhan Financial Group Co Ltd *	378,664	14,197,171

		46,391,045

Spain - 1.3%

CaixaBank SA (SIBE)	6,452,883	20,320,504

Switzerland - 6.1%

Adecco Group AG	380,689	24,067,998
Julius Baer Group Ltd	371,582	19,156,132
LafargeHolcim Ltd (XVTX)	399,328	22,153,703
UBS Group AG (XVTX)	2,223,872	28,063,902

		93,441,735

Taiwan - 0.9%

Innolux Corp	22,841,641	6,360,436
Shin Kong Financial Holding Co Ltd *	22,734,436	7,856,934

		14,217,370

Thailand - 0.7%

Kasikornbank PCL NVDR	2,130,123	10,723,355

United Kingdom - 11.2%

Babcock International Group PLC	1,479,006	12,330,519
BP PLC	4,191,236	26,366,238
BT Group PLC	6,294,150	16,038,688
Centrica PLC	8,626,803	10,204,366
HSBC Holdings PLC	3,135,866	24,548,924
J Sainsbury PLC	5,979,253	18,232,237
Kingfisher PLC	4,842,346	13,939,795
Land Securities Group PLC REIT	719,175	9,440,256
Marks & Spencer Group PLC	3,259,313	9,241,646
Standard Chartered PLC	2,329,806	21,953,963
The British Land Co PLC REIT	1,074,008	9,087,765

		171,384,397

Total Common Stocks (Cost $1,594,052,061)		1,522,991,333

	Principal Amount
SHORT-TERM INVESTMENT - 0.4%

Repurchase Agreement - 0.4%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $5,760,002; collateralized by U.S. Treasury Notes: 3.125% due 11/15/28 and value $5,880,643)	$5,759,922	5,759,922

Total Short-Term Investment (Cost $5,759,922)		5,759,922

TOTAL INVESTMENTS - 99.9% (Cost $1,599,811,983)		1,528,751,255

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,440,573

NET ASSETS - 100.0%		$1,530,191,828

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	35.6%
Energy	14.9%
Consumer, Cyclical	11.9%
Communications	10.1%
Industrial	8.2%
Basic Materials	7.6%
Consumer, Non-Cyclical	6.1%
Others (each less than 3.0%)	5.5%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	As of December 31, 2019, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	28.3%
United Kingdom	11.2%
France	11.1%
Switzerland	6.1%
Italy	5.9%
Netherlands	5.3%
China	4.6%
Germany	3.8%
Canada	3.4%
South Korea	3.0%
Others (each less than 3.0%)	17.2%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Argentina	$6,543,742	$6,543,742	$-	$-
	Belgium	16,521,110	-	16,521,110	-
	Canada	51,515,943	51,515,943	-	-
	China	70,306,275	-	70,306,275	-
	Denmark	20,154,810	18,780,876	1,373,934	-
	Finland	15,370,728	-	15,370,728	-
	France	170,524,657	-	170,524,657	-
	Germany	58,317,208	10,304,366	48,012,842	-
	India	16,291,169	9,113,749	7,177,420	-
	Ireland	20,408,976	5,232,783	15,176,193	-
	Italy	89,917,463	-	89,917,463	-
	Japan	432,325,027	-	432,325,027	-
	Luxembourg	3,903,167	-	3,903,167	-
	Malaysia	5,222,927	-	5,222,927	-
	Netherlands	80,812,965	5,519,732	75,293,233	-
	Norway	26,919,269	-	26,919,269	-
	Russia	41,051,245	7,096,838	33,954,407	-
	South Africa	40,406,246	9,604,413	30,801,833	-
	South Korea	46,391,045	15,455,144	30,935,901	-
	Spain	20,320,504	-	20,320,504	-
	Switzerland	93,441,735	-	93,441,735	-
	Taiwan	14,217,370	-	14,217,370	-
	Thailand	10,723,355	-	10,723,355	-
	United Kingdom	171,384,397	31,622,650	139,761,747	-

	Total Common Stocks	1,522,991,333	170,790,236	1,352,201,097	-

	Short-Term Investment	5,759,922	-	5,759,922	-

	Total	$1,528,751,255	$170,790,236	$1,357,961,019	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 99.9%

Consumer, Non-Cyclical - 99.0%

10X Genomics Inc ‘A’ *	4,434	$338,092
Abbott Laboratories	228,222	19,823,363
ABIOMED Inc *	9,706	1,655,747
ACADIA Pharmaceuticals Inc *	9,538	408,036
Acceleron Pharma Inc *	34,597	1,834,333
Agios Pharmaceuticals Inc *	16,145	770,924
Alcon Inc * (Switzerland)	104,791	5,928,027
Alexion Pharmaceuticals Inc *	7,794	842,921
Allakos Inc *	27,089	2,583,207
Allogene Therapeutics Inc *	7,212	187,368
Alnylam Pharmaceuticals Inc *	28,526	3,285,339
Amedisys Inc *	16,115	2,689,916
Amgen Inc	55,188	13,304,171
Anthem Inc	40,471	12,223,456
Apellis Pharmaceuticals Inc *	21,145	647,460
Arena Pharmaceuticals Inc *	28,538	1,296,196
AstraZeneca PLC (United Kingdom)	75,118	7,518,706
AstraZeneca PLC ADR (United Kingdom)	43,025	2,145,226
Atreca Inc ‘A’ *	18,402	284,679
Avantor Inc *	128,030	2,323,744
Baxter International Inc	102,759	8,592,708
Becton Dickinson and Co	16,353	4,447,525
Biogen Inc *	13,741	4,077,367
BioMarin Pharmaceutical Inc *	52,456	4,435,155
Blueprint Medicines Corp *	9,053	725,236
Boston Scientific Corp *	170,129	7,693,233
Bristol-Myers Squibb Co	147,745	9,483,752
Centene Corp *	69,520	4,370,722
ChemoCentryx Inc *	6,933	274,200
Cigna Corp *	47,948	9,804,887
ConvaTec Group PLC ~ (United Kingdom)	1,072,436	2,822,361
Corbus Pharmaceuticals Holdings Inc *	35,469	193,661
Daiichi Sankyo Co Ltd (Japan)	20,800	1,373,720
Edwards Lifesciences Corp *	47,730	11,134,932
Eidos Therapeutics Inc *	8,875	509,336
Eisai Co Ltd (Japan)	28,100	2,102,609
Eli Lilly & Co	39,579	5,201,868
Encompass Health Corp	33,725	2,336,131
Envista Holdings Corp *	33,771	1,000,972
Frequency Therapeutics Inc *	6,053	106,109
Galapagos NV ADR * (Belgium)	6,487	1,341,706
Genfit ADR * (France)	7,295	145,171
Genmab AS * (Denmark)	11,796	2,623,471
Genmab AS ADR * (Denmark)	36,732	820,226
Gilead Sciences Inc	69,213	4,497,461
GlaxoSmithKline PLC (United Kingdom)	89,261	2,097,368
Guardant Health Inc *	5,393	421,409
Halozyme Therapeutics Inc *	28,297	501,706
Hansoh Pharmaceutical Group Co Ltd * ~ (China)	776,000	2,584,343
HCA Healthcare Inc	36,637	5,415,315
Hua Medicine * ~ (China)	352,500	226,637
Humana Inc	31,239	11,449,718
Illumina Inc *	13,045	4,327,548
Immunovant Inc *	27,885	441,977
Incyte Corp *	24,365	2,127,552
Intuitive Surgical Inc *	16,977	10,035,954
IQVIA Holdings Inc *	23,284	3,597,611
Johnson & Johnson	88,348	12,887,323
LHC Group Inc *	16,115	2,220,002
Masimo Corp *	27,668	4,373,204
Medtronic PLC	130,412	14,795,241
Merck & Co Inc	192,085	17,470,131
Merck KGaA (Germany)	17,819	2,100,749
Mirati Therapeutics Inc *	9,578	1,234,221
Molecular Templates Inc *	19,941	278,875

	Shares	Value
MyoKardia Inc *	16,138	$1,176,218
Nektar Therapeutics *	22,087	476,748
Neurocrine Biosciences Inc *	34,061	3,661,217
Nevro Corp *	14,540	1,709,032
NextCure Inc *	9,905	557,949
Pfizer Inc	162,744	6,376,310
Principia Biopharma Inc *	4,524	247,825
QIAGEN NV *	23,820	805,116
Quest Diagnostics Inc	11,499	1,227,978
Ra Pharmaceuticals Inc *	46,826	2,197,544
Reata Pharmaceuticals Inc ‘A’ *	7,083	1,447,978
ResMed Inc	24,534	3,802,034
Roche Holding AG (Switzerland)	9,607	3,122,300
Sanofi (France)	50,732	5,094,884
Sanofi ADR (France)	48,849	2,452,220
Sarepta Therapeutics Inc *	7,900	1,019,416
Seattle Genetics Inc *	50,523	5,772,758
SI-BONE Inc *	4,334	93,181
Silk Road Medical Inc *	8,559	345,612
Stryker Corp	55,399	11,630,466
Syndax Pharmaceuticals Inc *	17,765	155,977
Teladoc Health Inc *	37,232	3,117,063
Teleflex Inc	17,274	6,502,625
Theravance Biopharma Inc *	5,309	137,450
Thermo Fisher Scientific Inc	47,328	15,375,447
Tricida Inc *	12,206	460,654
UnitedHealth Group Inc	127,938	37,611,212
Urovant Sciences Ltd * (United Kingdom)	7,467	115,813
Varian Medical Systems Inc *	37,053	5,261,897
Vertex Pharmaceuticals Inc *	37,450	8,199,677
WuXi AppTec Co Ltd ‘H’ ~ (China)	173,680	2,153,332
Wuxi Biologics Cayman Inc * ~ (China)	123,500	1,564,182
Zimmer Biomet Holdings Inc	21,750	3,255,540
Zoetis Inc	82,030	10,856,670

		416,776,639

Industrial - 0.5%

Agilent Technologies Inc	25,732	2,195,197

Technology - 0.4%

Cerner Corp	20,242	1,485,561

Total Common Stocks (Cost $292,541,932)		420,457,397

	Principal Amount
SHORT-TERM INVESTMENT - 0.1%

Repurchase Agreement - 0.1%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $482,072; collateralized by U.S. Treasury Notes: 3.125% due 11/15/28 and value $491,896)	$482,065	482,065

Total Short-Term Investment (Cost $482,065)		482,065

TOTAL INVESTMENTS - 100.0% (Cost $293,023,997)		420,939,462

DERIVATIVES - (0.1%)		(240,028)

OTHER ASSETS & LIABILITIES, NET - 0.1%		147,211

NET ASSETS - 100.0%		$420,846,645

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by health care sector as a percentage of net assets was as follows:

Medical-Drugs	23.8%
Medical-Biomedical/Gene	16.2%
Medical-HMO	15.6%
Medical Products	13.0%
Medical Instruments	11.9%
Diagnostic Equipment	4.2%
Others (each less than 3.0%)	15.2%

	99.9%
Short-Term Investment	0.1%
Derivatives	(0.1%	)
Other Assets & Liabilities, Net	0.1%

	100.0%

(b)	Forward foreign currency contracts outstanding as of December 31, 2019 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
DKK	4,459,701	USD	665,371	01/20	ANZ	$4,301	$-
GBP	3,067,869	USD	3,905,244	01/20	GSC	159,046	-
USD	7,604	DKK	51,383	01/20	BOA	-	(111)
USD	184,384	DKK	1,246,889	01/20	CIT	-	(2,850)
USD	2,290,634	DKK	15,477,623	01/20	TDB	-	(33,498)
USD	4,531,202	EUR	4,102,070	01/20	GSC	-	(71,525)
USD	603,965	EUR	540,003	01/20	RBC	-	(1,945)
USD	98,790	GBP	80,604	01/20	BOA	-	(7,994)
USD	3,661,419	GBP	2,987,265	01/20	CIT	-	(296,088)
USD	743,377	JPY	80,635,785	01/20	BOA	1,207	-
USD	537,164	JPY	58,103,268	01/20	CIT	2,382	-
USD	372,319	JPY	39,686,304	01/20	GSC	7,047	-

Total Forward Foreign Currency Contracts						$173,983	($414,011)

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer, Non-Cyclical	$416,776,639	$381,618,615	$35,158,024	$-
	Industrial	2,195,197	2,195,197	-	-
	Technology	1,485,561	1,485,561	-	-

	Total Common Stocks	420,457,397	385,299,373	35,158,024	-

	Short-Term Investment	482,065	-	482,065	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	173,983	-	173,983	-

	Total Assets	421,113,445	385,299,373	35,814,072	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(414,011)	-	(414,011)	-

	Total Liabilities	(414,011)	-	(414,011)	-

	Total	$420,699,434	$385,299,373	$35,400,061	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

REAL ESTATE PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 99.0%

Consumer, Cyclical - 1.2%

Hilton Worldwide Holdings Inc	71,904	$7,974,873

Financial - 95.1%

Alexandria Real Estate Equities Inc REIT	176,246	28,477,829
American Homes 4 Rent ‘A’ REIT	758,259	19,873,968
American Tower Corp REIT	28,791	6,616,748
Americold Realty Trust REIT	247,187	8,666,376
Apartment Investment & Management Co ‘A’ REIT	336,708	17,390,968
AvalonBay Communities Inc REIT	177,864	37,298,081
Boston Properties Inc REIT	141,049	19,445,015
Brandywine Realty Trust REIT	190,035	2,993,051
Cousins Properties Inc REIT	387,925	15,982,510
Crown Castle International Corp REIT	28,955	4,115,953
CubeSmart REIT	334,119	10,518,066
Duke Realty Corp REIT	299,424	10,381,030
EPR Properties REIT	174,162	12,302,804
Equinix Inc REIT	78,477	45,807,025
Equity LifeStyle Properties Inc REIT	173,070	12,182,397
Equity Residential REIT	88,493	7,160,854
Essential Properties Realty Trust Inc REIT	246,487	6,115,342
Essex Property Trust Inc REIT	97,173	29,235,469
Extra Space Storage Inc REIT	147,249	15,552,439
First Industrial Realty Trust Inc REIT	129,710	5,384,262
Healthcare Realty Trust Inc REIT	242,070	8,077,876
Healthcare Trust of America Inc ‘A’ REIT	768,293	23,263,912
Healthpeak Properties Inc REIT	389,482	13,425,445
Host Hotels & Resorts Inc REIT	626,685	11,625,007
Invitation Homes Inc REIT	1,175,460	35,228,536
Kilroy Realty Corp REIT	184,642	15,491,464
Park Hotels & Resorts Inc REIT	229,511	5,937,450
Prologis Inc REIT	600,019	53,485,694
Public Storage REIT	42,866	9,128,743
Regency Centers Corp REIT	346,049	21,832,231
Sabra Health Care REIT Inc	349,358	7,455,300
Simon Property Group Inc REIT	137,145	20,429,119
STORE Capital Corp REIT	543,229	20,229,848
Sun Communities Inc REIT	142,549	21,396,605
Sunstone Hotel Investors Inc REIT	428,690	5,967,365
Taubman Centers Inc REIT	104,016	3,233,857
Terreno Realty Corp REIT	236,093	12,782,075
VICI Properties Inc REIT	415,410	10,613,726
Welltower Inc REIT	418,062	34,189,110
Weyerhaeuser Co REIT	134,901	4,074,010

		653,367,560

Technology - 2.7%

InterXion Holding NV * (Netherlands)	218,655	18,325,476

Total Common Stocks (Cost $576,427,326)		679,667,909

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.7%

Repurchase Agreement - 0.7%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $4,840,001; collateralized by U.S. Treasury Notes: 2.875% due 08/15/28 and value $4,940,441)	$4,839,934	$4,839,934

Total Short-Term Investment (Cost $4,839,934)		4,839,934

TOTAL INVESTMENTS - 99.7% (Cost $581,267,260)		684,507,843

OTHER ASSETS & LIABILITIES, NET - 0.3%		2,178,003

NET ASSETS - 100.0%		$686,685,846

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by real estate sector as a percentage of net assets was as follow:

REITS-Apartments	21.3%
REITS-Diversified	13.7%
REITS-Health Care	12.6%
REITS-Office Property	12.0%
REITS-Warehouse/Industrial	11.7%
REITS-Storage	5.1%
REITS-Manufactured Homes	4.9%
REITS-Single Tenant	3.8%
REITS-Regional Malls	3.5%
REITS-Hotels	3.4%
REITS-Shopping Centers	3.2%
Others (each less than 3.0%)	3.8%

99.0%
Short-Term Investment	0.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$679,667,909	$679,667,909	$-	$-
	Short-Term Investment	4,839,934	-	4,839,934	-

	Total	$684,507,843	$679,667,909	$4,839,934	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 97.8%

Communications - 31.8%

Alibaba Group Holding Ltd ADR * (China)	9,481	$2,010,920
Alphabet Inc ‘A’ *	12,481	16,716,927
Altice USA Inc ‘A’ *	17,029	465,573
Amazon.com Inc *	9,381	17,334,587
Charter Communications Inc ‘A’ *	2,774	1,345,612
Chewy Inc ‘A’ *	30,444	882,876
Facebook Inc ‘A’ *	61,276	12,576,899
GoDaddy Inc ‘A’ *	24,489	1,663,293
Netflix Inc *	1,252	405,110
Q2 Holdings Inc *	10,625	861,475
RingCentral Inc ‘A’ *	9,804	1,653,641
Uber Technologies Inc *	56,797	1,689,143
Wix.com Ltd * (Israel)	8,951	1,095,423
Wolters Kluwer NV (Netherlands)	6,038	440,867
Zendesk Inc *	13,419	1,028,298

		60,170,644

Consumer, Non-Cyclical - 12.4%

Bio-Techne Corp	5,473	1,201,378
Clarivate Analytics PLC * (United Kingdom)	62,612	1,051,882
Equifax Inc	1,996	279,679
FleetCor Technologies Inc *	4,611	1,326,677
Global Payments Inc	35,526	6,485,627
Grand Canyon Education Inc *	12,462	1,193,735
Guardant Health Inc *	17,029	1,330,646
IHS Markit Ltd *	23,008	1,733,653
Illumina Inc *	3,143	1,042,659
PayPal Holdings Inc *	35,489	3,838,845
Square Inc ‘A’ *	23,358	1,461,276
TransUnion	15,770	1,350,070
Verisk Analytics Inc	7,604	1,135,581

		23,431,708

Financial - 10.6%

Mastercard Inc ‘A’	28,400	8,479,956
Nasdaq Inc	12,807	1,371,630
Tradeweb Markets Inc ‘A’	19,067	883,755
Visa Inc ‘A’	49,752	9,348,401

		20,083,742

Industrial - 2.4%

Amphenol Corp ‘A’	17,167	1,857,984
FLIR Systems Inc	1,785	92,945
L3Harris Technologies Inc	7,817	1,546,750
Northrop Grumman Corp	2,713	933,191

		4,430,870

Technology - 40.6%

Adobe Inc *	23,148	7,634,442
Apple Inc	19,570	5,746,730
Applied Materials Inc	52,595	3,210,399
Autodesk Inc *	12,347	2,265,181
Black Knight Inc *	12,934	833,984
Blue Prism Group Plc * (United Kingdom)	38,068	573,686
Constellation Software Inc (Canada)	1,820	1,767,595
DocuSign Inc *	13,936	1,032,797
DXC Technology Co	3,109	116,867
Electronic Arts Inc *	33,251	3,574,815
Endava PLC ADR * (United Kingdom)	52,835	2,462,111
EPAM Systems Inc *	4,116	873,251
Fidelity National Information Services Inc	32,276	4,489,269
Fiserv Inc *	53,220	6,153,829
Freee KK * (Japan)	5,800	172,150
HubSpot Inc *	10,685	1,693,572
Linx SA (Brazil)	62,100	548,351

	Shares	Value
Marvell Technology Group Ltd	55,805	$1,482,181
Microchip Technology Inc	36,200	3,790,864
Microsoft Corp	91,697	14,460,617
NXP Semiconductors NV (Netherlands)	4,631	589,341
Pluralsight Inc ‘A’ *	51,546	887,107
Rakus Co Ltd (Japan)	54,900	1,006,445
salesforce.com Inc *	46,276	7,526,329
ServiceNow Inc *	7,649	2,159,466
Silicon Laboratories Inc *	994	115,284
The Descartes Systems Group Inc * (Canada)	26,185	1,119,146
Workday Inc ‘A’ *	3,807	626,061

		76,911,870

Total Common Stocks (Cost $119,677,186)		185,028,834

	Principal Amount

SHORT-TERM INVESTMENT - 2.4%

U.S. Government Agency Issue - 2.4%

Federal Home Loan Bank 1.014% due 01/02/20	$4,582,000	4,582,000

Total Short-Term Investment (Cost $4,581,873)		4,582,000

TOTAL INVESTMENTS - 100.2% (Cost $124,259,059)		189,610,834

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(284,589)

NET ASSETS - 100.0%		$189,326,245

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by technology sector as a percentage of net assets was as follows:

Applications Software	14.9%
E-Commerce/Products	10.7%
Finance-Credit Card	9.4%
Commercial Services-Finance	9.3%
Web Portals/ISP	8.8%
Internet Content-Entertainment	6.9%
Data Processing/Management	6.2%
Electronic Forms	4.0%
Computers	3.0%
Others (each less than 3.0%)	24.6%

	97.8%
Short-Term Investment	2.4%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Communications	$60,170,644	$59,729,777	$440,867	$-
	Consumer, Non-Cyclical	23,431,708	23,431,708	-	-
	Financial	20,083,742	20,083,742	-	-
	Industrial	4,430,870	4,430,870	-	-
	Technology	76,911,870	74,783,388	2,128,482	-

	Total Common Stocks	185,028,834	182,459,485	2,569,349	-

	Short-Term Investment	4,582,000	-	4,582,000	-

	Total	$189,610,834	$182,459,485	$7,151,349	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments

December 31, 2019

	Principal Amount	Value
CORPORATE BONDS & NOTES - 28.0%

Communications - 3.6%

AT&T Inc 2.799% (USD LIBOR + 0.890%) due 02/15/23 §	$290,000	$292,515
2.951% (USD LIBOR + 0.950%) due 07/15/21 §	9,700,000	9,794,820
NBCUniversal Enterprise Inc 2.309% (USD LIBOR + 0.400%) due 04/01/21 § ~	9,860,000	9,887,021
Verizon Communications Inc 2.894% (USD LIBOR + 1.000%) due 03/16/22 §	9,855,000	10,022,833

		29,997,189

Consumer, Cyclical - 1.8%

BMW US Capital LLC (Germany) 2.401% (USD LIBOR + 0.500%) due 08/13/21 § ~	1,915,000	1,920,401
2.683% (USD LIBOR + 0.640%) due 04/06/22 § ~	2,835,000	2,848,769
Daimler Finance North America LLC (Germany) 2.561% (USD LIBOR + 0.670%) due 11/05/21 § ~	1,590,000	1,597,209
2.810% (USD LIBOR + 0.900%) due 02/15/22 § ~	4,275,000	4,309,303
Toyota Motor Credit Corp 2.567% (USD LIBOR + 0.540%) due 01/08/21 §	4,205,000	4,223,125

		14,898,807

Consumer, Non-Cyclical - 3.8%

AbbVie Inc 2.545% (USD LIBOR + 0.650%) due 11/21/22 § ~	7,075,000	7,112,956
Anheuser-Busch InBev Finance Inc (Belgium) 3.162% (USD LIBOR + 1.260%) due 02/01/21 §	3,476,000	3,514,750
Bristol-Myers Squibb Co 2.284% (USD LIBOR + 0.380%) due 05/16/22 § ~	6,425,000	6,447,844
Cigna Corp 2.550% (USD LIBOR + 0.650%) due 09/17/21 §	4,000,000	4,000,244
CVS Health Corp 2.605% (USD LIBOR + 0.720%) due 03/09/21 §	7,950,000	8,000,609
GlaxoSmithKline Capital PLC (United Kingdom) 2.259% (USD LIBOR + 0.350%) due 05/14/21 §	2,395,000	2,400,242

		31,476,645

Energy - 2.4%

BP Capital Markets PLC (United Kingdom) 2.160% (USD LIBOR + 0.250%) due 11/24/20 §	795,000	796,255
Enterprise Products Operating LLC 5.250% due 01/31/20	3,115,000	3,122,114
MPLX LP 2.785% (USD LIBOR + 0.900%) due 09/09/21 §	6,720,000	6,741,255

	Principal Amount	Value
Occidental Petroleum Corp 3.155% (USD LIBOR + 1.250%) due 08/13/21 §	$7,690,000	$7,731,535
Phillips 66 2.751% (USD LIBOR + 0.750%) due 04/15/20 § ~	1,940,000	1,940,828

		20,331,987

Financial - 11.7%

ABN AMRO Bank NV (Netherlands) 2.489% (USD LIBOR + 0.570%) due 08/27/21 § ~	2,610,000	2,621,260
American Express Co 2.429% (USD LIBOR + 0.525%) due 05/17/21 §	7,985,000	8,019,832
Bank of America Corp 2.597% (USD LIBOR + 0.650%) due 06/25/22 §	6,957,000	6,996,325
3.126% (USD LIBOR + 1.160%) due 01/20/23 §	305,000	309,549
3.146% (USD LIBOR + 1.180%) due 10/21/22 §	2,431,000	2,467,170
Capital One Financial Corp 2.835% (USD LIBOR + 0.950%) due 03/09/22 §	7,842,000	7,925,216
Citigroup Inc 2.626% (USD LIBOR + 0.690%) due 10/27/22 §	3,200,000	3,226,195
2.900% (USD LIBOR + 0.960%) due 04/25/22 §	6,995,000	7,089,208
JPMorgan Chase & Co 2.509% (USD LIBOR + 0.610%) due 06/18/22 §	8,425,000	8,460,023
Morgan Stanley 2.883% (USD LIBOR + 0.930%) due 07/22/22 §	10,350,000	10,450,023
New York Life Global Funding 2.441% (USD LIBOR + 0.440%) due 07/12/22 § ~	3,185,000	3,198,491
Royal Bank of Canada (Canada) 2.398% (USD LIBOR + 0.470%) due 04/29/22 §	6,535,000	6,569,387
The Goldman Sachs Group Inc 2.707% (USD LIBOR + 0.780%) due 10/31/22 §	9,295,000	9,361,145
US Bank NA 2.285% (USD LIBOR + 0.400%) due 12/09/22 §	7,705,000	7,720,835
Wells Fargo Bank NA 2.545% (USD LIBOR + 0.660%) due 09/09/22 §	8,440,000	8,487,645
Westpac Banking Corp (Australia) 2.834% (USD LIBOR + 0.850%) due 01/11/22 §	4,675,000	4,729,367

		97,631,671

Industrial - 2.1%

Caterpillar Financial Services Corp 2.165% (USD LIBOR + 0.280%) due 09/07/21 §	1,995,000	1,995,985
2.235% (USD LIBOR + 0.350%) due 12/07/20 §	4,835,000	4,843,696
General Electric Co 2.801% (USD LIBOR + 0.800%) due 04/15/20 §	980,000	981,296
Honeywell International Inc 2.274% (USD LIBOR + 0.370%) due 08/08/22 §	3,075,000	3,093,180

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
John Deere Capital Corp 2.285% (USD LIBOR + 0.400%) due 06/07/21 §	$1,690,000	$1,696,386
United Technologies Corp 2.554% (USD LIBOR + 0.650%) due 08/16/21 §	4,817,000	4,817,646

		17,428,189

Technology - 0.8%

International Business Machines Corp 2.305% (USD LIBOR + 0.400%) due 05/13/21 §	6,370,000	6,395,945

Utilities - 1.8%

Dominion Energy Gas Holdings LLC 2.494% (USD LIBOR + 0.600%) due 06/15/21 §	6,670,000	6,697,862
Duke Energy Florida LLC 2.167% (USD LIBOR + 0.250%) due 11/26/21 §	2,445,000	2,447,272
Florida Power & Light Co 2.308% (USD LIBOR + 0.400%) due 05/06/22 §	6,160,000	6,160,250

		15,305,384

Total Corporate Bonds & Notes (Cost $233,004,210)		233,465,817

ASSET-BACKED SECURITIES - 8.2%

Ally Auto Receivables Trust 2.350% due 06/15/22	4,075,591	4,084,537
Capital One Multi-Asset Execution Trust
2.150% (USD LIBOR + 0.410%) due 01/15/25 §	1,500,000	1,505,778
2.370% (USD LIBOR + 0.630%) due 02/15/24 §	4,870,000	4,901,561
Capital One Prime Auto Receivables Trust 2.580% due 04/15/22	2,701,072	2,712,419
CARDS II Trust (Canada) 2.130% (USD LIBOR + 0.390%) due 05/15/24 § ~	1,840,000	1,844,836
Chase Issuance Trust
1.940% (USD LIBOR + 0.200%) due 04/17/23 §	3,481,000	3,485,224
2.290% (USD LIBOR + 0.550%) due 06/15/23 §	2,978,000	2,997,181
Citibank Credit Card Issuance Trust 2.200% (USD LIBOR + 0.490%) due 12/07/23 §	6,030,000	6,068,011
Evergreen Credit Card Trust (Canada) 2.220% (USD LIBOR + 0.480%) due 01/15/23 § ~	3,655,000	3,665,271
Ford Credit Auto Owner Trust 1.980% (USD LIBOR + 0.240%) due 02/15/22 §	3,014,347	3,015,366
GM Financial Consumer Automobile Receivables Trust 1.970% due 05/16/22 ~	3,056,927	3,057,739
Golden Credit Card Trust (Canada) 2.090% (USD LIBOR + 0.350%) due 10/15/23 § ~	2,200,000	2,198,650
Navient Student Loan Trust
2.072% (USD LIBOR + 0.280%) due 07/25/68 § ~	3,228,948	3,224,915
2.122% (USD LIBOR + 0.330%) due 12/27/67 § ~	689,064	689,072
Nelnet Student Loan Trust 2.170% (USD LIBOR + 0.500%) due 01/25/68 § ~	4,000,000	4,002,137

	Principal Amount	Value
Nissan Auto Receivables Owner Trust
1.980% (USD LIBOR + 0.240%) due 09/15/22 §	$2,700,000	$2,702,667
2.820% due 01/18/22	1,652,888	1,658,537
Penarth Master Issuer PLC (United Kingdom) 2.195% (USD LIBOR + 0.450%) due 09/18/22 § ~	5,000,000	5,001,745
Verizon Owner Trust
2.025% (USD LIBOR + 0.260%) due 09/20/22 § ~	3,759,000	3,761,690
2.060% due 04/20/22 ~	2,528,821	2,532,814
World Omni Auto Receivables Trust 2.630% due 06/15/22	5,404,744	5,421,592

Total Asset-Backed Securities (Cost $68,457,850)		68,531,742

U.S. TREASURY OBLIGATIONS - 4.2%

U.S. Treasury Notes - 4.2%

1.526% due 01/31/20 §	35,000,000	34,999,164

Total U.S. Treasury Obligations (Cost $34,997,526)		34,999,164

FOREIGN GOVERNMENT BONDS & NOTES - 23.7%

Bundesrepublik Deutschland Bundesanleihe (Germany) 3.250% due 01/04/20 ~	EUR 45,100,000	50,588,668
Canadian Government (Canada) 1.250% due 02/01/20	CAD 68,300,000	52,570,303
French Republic Government OAT (France) (0.604%) due 05/25/20 ~	EUR 37,200,000	41,828,552
United Kingdom Gilt (United Kingdom) 4.750% due 03/07/20 ~	GBP 39,400,000	52,574,274

Total Foreign Government Bonds & Notes (Cost $194,653,396)		197,561,797

SHORT-TERM INVESTMENTS - 36.1%

Repurchase Agreement - 23.9%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $199,029,228; collateralized by U.S. Treasury Notes: 1.625% - 3.125% due 12/31/21 - 11/15/28 and value $203,014,506)	$199,026,464	199,026,464

U.S. Treasury Bills - 12.2%

1.503% due 01/28/20	15,000,000	14,984,210
1.534% due 02/04/20	25,000,000	24,964,248
1.553% due 02/11/20	9,000,000	8,985,175
1.749% due 06/18/20 ‡	52,500,000	52,104,914

		101,038,547

Total Short-Term Investments (Cost $300,027,098)		300,065,011

TOTAL INVESTMENTS - 100.2% (Cost $831,140,080)		834,623,531

DERIVATIVES - 0.2%		1,426,127

OTHER ASSETS & LIABILITIES, NET - (0.4%)		(2,948,430)

NET ASSETS - 100.0%		$833,101,228

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition as a percentage of net assets was as follows:

Short-Term Investments	36.1%
Corporate Bonds & Notes	28.0%
Foreign Government Bonds & Notes	23.7%
Asset-Backed Securities	8.2%
U.S. Treasury Obligations	4.2%

	100.2%
Derivatives	0.2%
Other Assets & Liabilities, Net	(0.4%	)

	100.0%

(b)

As of December 31, 2019, investments with a total aggregate values of $3,068,470 were fully or partially segregated with the broker(s)/custodian as collateral for open forward foreign currency contracts.

(c)	Forward foreign currency contracts outstanding as of December 31, 2019 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
AUD	223,461,309	USD	153,416,421	01/20	CIT	$3,473,507	$-
AUD	20,453,574	USD	14,023,175	01/20	GSC	337,073	-
AUD	19,031,139	USD	12,974,654	01/20	RBC	386,916	-
AUD	1,910,530	USD	1,291,442	01/20	SCB	49,922	-
AUD	19,729,726	USD	13,357,715	01/20	SSB	494,326	-
BRL	51,295,641	USD	12,807,900	01/20	GSC	-	(63,800)
BRL	321,649,656	USD	78,132,595	01/20	GSC	1,779,370	-
BRL	250,480,000	USD	60,716,537	01/20	MSC	1,521,155	-
CAD	130,971,825	USD	99,088,624	01/20	CIT	1,782,524	-
CAD	93,214,639	USD	70,561,422	01/20	GSC	1,230,108	-
CAD	12,327,269	USD	9,271,014	01/20	RBC	223,133	-
CHF	4,320,053	USD	4,470,184	01/20	CIT	-	(1,312)
CHF	18,054,425	USD	18,401,299	01/20	CIT	275,072	-
CHF	27,866,706	USD	28,341,358	01/20	GSC	485,312	-
CHF	3,186,249	USD	3,247,944	01/20	RBC	48,067	-
CHF	15,916,065	USD	16,164,382	01/20	SSB	299,966	-
CLP	1,077,584,805	USD	1,496,085	01/20	CIT	-	(62,640)
CLP	48,470,706,680	USD	62,070,000	02/20	GSC	2,425,726	-
COP	422,238,747,000	USD	124,815,616	01/20	BRC	3,561,628	-
CZK	606,580,723	USD	26,012,460	01/20	CIT	744,726	-
CZK	328,689,238	USD	14,433,921	01/20	GSC	65,055	-
CZK	429,651,770	USD	18,342,374	01/20	SSB	610,210	-
EUR	78,546,982	USD	87,454,389	01/20	CIT	755,784	-
EUR	92,437,689	USD	102,370,397	01/20	GSC	1,439,380	-
EUR	28,005,000	USD	31,241,538	01/20	MSC	199,018	-
EUR	29,891,118	USD	33,185,949	01/20	SCB	382,504	-
EUR	104,712,602	USD	116,682,774	01/20	SSB	912,025	-
GBP	13,150,347	USD	16,108,649	01/20	CIT	1,319,830	-
GBP	14,030,586	USD	17,963,181	01/20	GSC	631,900	-
GBP	7,765,887	USD	9,515,937	01/20	RBC	776,384	-
GBP	15,370,956	USD	19,315,080	01/20	SCB	1,056,428	-
GBP	38,024,934	USD	47,536,349	01/20	SSB	2,859,033	-
HUF	6,850,463,781	USD	22,711,581	01/20	GSC	527,366	-
JPY	33,926,960,489	USD	316,218,921	01/20	CIT	-	(3,711,081)
JPY	1,700,015,944	USD	15,564,206	01/20	CIT	94,972	-
JPY	3,778,816,313	USD	34,986,269	01/20	GSC	-	(178,856)
JPY	620,117,938	USD	5,667,577	01/20	GSC	44,450	-
JPY	1,190,730,792	USD	11,035,370	01/20	RBC	-	(67,317)
JPY	1,212,848,405	USD	11,419,235	01/20	SCB	-	(247,452)
JPY	30,862,224,374	USD	286,134,024	01/20	SSB	-	(1,906,012)
JPY	4,248,204,112	USD	39,092,817	01/20	SSB	37,617	-
KRW	34,231,763,300	USD	28,746,862	01/20	CIT	891,028	-
KRW	14,586,480,163	USD	12,589,746	01/20	GSC	39,241	-
MXN	848,197,289	USD	43,725,114	01/20	GSC	1,011,256	-
MXN	2,394,680,000	USD	124,160,315	01/20	MSC	2,238,412	-
MXN	533,027,738	USD	26,986,055	01/20	SSB	1,127,366	-
MYR	130,132,000	USD	31,304,306	01/20	MSC	548,910	-
NOK	565,843,660	USD	63,130,000	01/20	CIB	1,326,521	-
NOK	1,889,358,905	USD	206,957,909	01/20	CIT	8,267,802	-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
NOK	876,579,951	USD	95,990,820	01/20	GSC	$3,864,503	$-
NOK	161,239,211	USD	17,653,046	01/20	RBC	714,467	-
NOK	1,505,792,643	USD	165,223,977	01/20	SSB	6,305,115	-
NZD	50,752,448	USD	32,287,698	01/20	CIT	1,886,453	-
NZD	51,397,937	USD	32,931,342	01/20	GSC	1,677,449	-
NZD	11,020,867	USD	6,977,906	01/20	RBC	442,993	-
NZD	21,165,634	USD	13,433,609	01/20	SCB	818,267	-
NZD	5,146,899	USD	3,259,454	01/20	SSB	206,210	-
PLN	25,960,834	USD	6,590,215	01/20	CIT	252,938	-
SEK	233,635,565	USD	24,447,488	01/20	CIT	520,086	-
SEK	872,655,655	USD	89,351,173	01/20	GSC	3,905,579	-
SEK	223,691,226	USD	23,196,412	01/20	SCB	708,455	-
SEK	1,739,515,920	USD	183,532,109	01/20	SSB	2,332,380	-
TRY	35,147,911	USD	5,842,405	01/20	GSC	35,879	-
TRY	42,245,834	USD	7,077,895	01/20	RBC	-	(12,524)
TRY	34,358,850	USD	5,701,294	01/20	SSB	45,025	-
USD	62,371,487	AUD	90,595,000	01/20	CIB	-	(1,226,421)
USD	57,162,440	AUD	83,089,528	01/20	CIT	-	(1,173,878)
USD	141,697,772	AUD	206,995,301	01/20	GSC	-	(3,631,537)
USD	7,790,165	AUD	11,380,644	01/20	SCB	-	(200,070)
USD	24,171,440	AUD	35,524,212	01/20	SSB	-	(769,750)
USD	19,174,930	BRL	78,970,291	01/20	GSC	-	(444,774)
USD	239,045,474	CAD	314,695,000	01/20	CIB	-	(3,319,336)
USD	45,627,597	CAD	60,175,584	01/20	CIT	-	(718,097)
USD	68,993,660	CAD	91,285,083	01/20	GSC	-	(1,311,776)
USD	13,686,894	CAD	17,924,315	01/20	RBC	-	(117,955)
USD	5,883,875	CAD	7,793,840	01/20	SCB	-	(118,741)
USD	89,179,214	CAD	118,501,875	01/20	SSB	-	(2,087,898)
USD	141,990,103	CHF	139,813,555	01/20	CIT	-	(2,639,809)
USD	111,156,195	CHF	109,148,295	01/20	GSC	-	(1,752,089)
USD	30,730,811	CHF	30,300,963	01/20	SCB	-	(613,972)
USD	221,424,197	CHF	217,540,645	01/20	SSB	-	(3,565,589)
USD	1,493,667	CLP	1,077,516,559	01/20	GSC	60,313	-
USD	30,394,023	CZK	703,461,537	01/20	GSC	-	(636,721)
USD	14,489,779	CZK	332,772,255	01/20	SSB	-	(189,305)
USD	261,358,507	EUR	236,091,290	01/20	CIT	-	(3,777,759)
USD	11,425,090	EUR	10,168,561	01/20	CIT	5,549	-
USD	46,526,095	EUR	41,736,141	01/20	GSC	-	(344,608)
USD	13,029,213	EUR	11,778,980	01/20	RBC	-	(198,868)
USD	39,151,810	EUR	35,204,651	01/20	SSB	-	(383,870)
USD	51,203,851	GBP	39,512,904	01/20	CIT	-	(1,163,574)
USD	85,823,986	GBP	69,161,221	01/20	GSC	-	(5,837,086)
USD	53,209,553	GBP	40,240,000	01/20	SSB	-	(113,883)
USD	16,521,843	HUF	5,002,814,051	01/20	CIT	-	(449,289)
USD	68,444,150	HUF	20,287,227,324	01/20	SSB	-	(361,102)
USD	3,718,375	JPY	406,202,745	01/20	CIT	-	(23,238)
USD	61,117,286	JPY	6,596,662,363	01/20	CIT	354,145	-
USD	118,132,938	JPY	12,572,986,903	01/20	GSC	2,320,706	-
USD	14,496,357	JPY	1,539,266,627	01/20	RBC	317,872	-
USD	35,474,644	JPY	3,803,034,957	01/20	SSB	444,149	-
USD	20,857,030	KRW	24,826,573,441	01/20	GSC	-	(637,838)
USD	29,357,680	KRW	33,872,333,448	01/20	GSC	30,984	-
USD	6,094,939	KRW	7,262,729,033	01/20	SSB	-	(193,138)
USD	25,853,345	MXN	513,214,752	01/20	CIT	-	(1,215,081)
USD	59,813,577	MXN	1,178,286,906	01/20	GSC	-	(2,332,672)
USD	13,216,895	MXN	257,240,421	01/20	RBC	-	(350,706)
USD	6,330,762	MXN	124,753,989	01/20	SCB	-	(249,123)
USD	26,720,276	NOK	243,696,074	01/20	CIT	-	(1,040,283)
USD	37,085,542	NOK	334,905,095	01/20	GSC	-	(1,065,063)
USD	8,124,457	NOK	74,507,119	01/20	SCB	-	(362,997)
USD	56,991,046	NOK	518,703,227	01/20	SSB	-	(2,096,797)
USD	112,802,982	NZD	174,093,314	01/20	CIT	-	(4,422,722)
USD	33,493,358	NZD	52,582,058	01/20	GSC	-	(1,912,761)
USD	6,547,800	NZD	10,188,876	01/20	RBC	-	(312,878)
USD	25,290,099	NZD	39,960,339	01/20	SCB	-	(1,617,188)
USD	181,779,384	NZD	276,515,526	01/20	SSB	-	(4,400,436)
USD	6,587,220	PLN	25,956,939	01/20	GSC	-	(254,906)
USD	63,130,000	SEK	593,270,488	01/20	CIB	-	(255,224)
USD	88,050,250	SEK	855,033,151	01/20	CIT	-	(3,323,266)
USD	24,151,772	SEK	233,335,093	01/20	GSC	-	(783,692)
USD	2,337,978	SEK	22,979,464	01/20	RBC	-	(117,733)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
USD	18,111,052	SEK	175,508,882	01/20	SCB	$-	($644,787)
USD	48,597,462	SEK	466,302,765	01/20	SSB	-	(1,234,201)
USD	124,809,773	THB	3,766,060,000	01/20	BRC	-	(963,306)
USD	19,031,933	TRY	111,742,191	01/20	RBC	343,700	-
USD	39,225,931	ZAR	582,755,634	01/20	GSC	-	(2,277,688)
USD	5,416,710	ZAR	83,278,121	01/20	SSB	-	(514,324)
ZAR	174,514,797	USD	11,307,898	01/20	CIT	1,120,975	-
ZAR	491,578,896	USD	32,578,337	01/20	GSC	2,431,711	-

Total Forward Foreign Currency Contracts						$77,426,926	($76,000,799)

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$233,465,817	$-	$233,465,817	$-
	Asset-Backed Securities	68,531,742	-	68,531,742	-
	U.S. Treasury Obligations	34,999,164	-	34,999,164	-
	Foreign Government Bonds & Notes	197,561,797	-	197,561,797	-
	Short-Term Investments	300,065,011	-	300,065,011	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	77,426,926	-	77,426,926	-

	Total Assets	912,050,457	-	912,050,457	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(76,000,799)	-	(76,000,799)	-

	Total Liabilities	(76,000,799)	-	(76,000,799)	-

	Total	$836,049,658	$-	$836,049,658	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

PACIFIC DYNAMIX - CONSERVATIVE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio ‘P’*	4,885,064	$54,071,373
PD Aggregate Bond Index Portfolio ‘P’*	15,410,124	204,391,873
PD High Yield Bond Market Portfolio ‘P’*	4,898,859	83,188,645
PD Large-Cap Growth Index Portfolio ‘P’*	1,559,380	72,834,727
PD Large-Cap Value Index Portfolio ‘P’*	2,234,457	75,187,124
PD Small-Cap Growth Index Portfolio ‘P’*	169,432	5,783,506
PD Small-Cap Value Index Portfolio ‘P’*	213,583	5,800,114
PD Emerging Markets Portfolio ‘P’*	1,103,671	20,523,898
PD International Large-Cap Portfolio ‘P’*	2,586,205	51,900,156

Total Affiliated Mutual Funds (Cost $459,591,298)		573,681,416

TOTAL INVESTMENTS - 100.0% (Cost $459,591,298)		573,681,416

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(123,446)

NET ASSETS - 100.0%		$573,557,970

PACIFIC SELECT FUND

PACIFIC DYNAMIX - MODERATE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio ‘P’*	14,486,930	$160,351,673
PD Aggregate Bond Index Portfolio ‘P’*	44,437,111	589,390,737
PD High Yield Bond Market Portfolio ‘P’*	14,032,283	238,285,412
PD Large-Cap Growth Index Portfolio ‘P’*	10,559,895	493,226,081
PD Large-Cap Value Index Portfolio ‘P’*	14,881,807	500,757,099
PD Small-Cap Growth Index Portfolio ‘P’*	1,133,323	38,685,548
PD Small-Cap Value Index Portfolio ‘P’*	1,423,813	38,665,411
PD Emerging Markets Portfolio ‘P’*	7,027,316	130,680,149
PD International Large-Cap Portfolio ‘P’*	17,242,191	346,017,578

Total Affiliated Mutual Funds (Cost $1,854,767,349)		2,536,059,688

TOTAL INVESTMENTS - 100.0% (Cost $1,854,767,349)		2,536,059,688

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(570,938)

NET ASSETS - 100.0%		$2,535,488,750

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Funds’ composition as a percentage of net assets was as follows:

Pacific Dynamix - Conservative Growth Portfolio

Affiliated Fixed Income Funds	59.6%
Affiliated Equity Funds	40.4%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

Pacific Dynamix - Moderate Growth Portfolio

Affiliated Equity Funds	61.0%
Affiliated Fixed Income Funds	39.0%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds.

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Dynamix - Conservative Growth Portfolio
Assets	Affiliated Mutual Funds	$573,681,416	$573,681,416	$-	$-

Pacific Dynamix - Moderate Growth Portfolio
Assets	Affiliated Mutual Funds	$2,536,059,688	$2,536,059,688	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

PACIFIC DYNAMIX - GROWTH PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio ‘P’ *	2,343,994	$25,945,001
PD Aggregate Bond Index Portfolio ‘P’ *	7,813,094	103,628,811
PD High Yield Bond Market Portfolio ‘P’ *	2,549,616	43,295,616
PD Large-Cap Growth Index Portfolio ‘P’ *	4,754,618	222,076,232
PD Large-Cap Value Index Portfolio ‘P’ *	6,709,789	225,777,301
PD Small-Cap Growth Index Portfolio ‘P’ *	508,507	17,357,712
PD Small-Cap Value Index Portfolio ‘P’ *	639,059	17,354,450
PD Emerging Markets Portfolio ‘P’ *	2,833,748	52,696,440
PD International Large-Cap Portfolio ‘P’ *	7,994,646	160,437,160

Total Affiliated Mutual Funds (Cost $630,831,714)		868,568,723

TOTAL INVESTMENTS - 100.0% (Cost $630,831,714)		868,568,723

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(223,398)

NET ASSETS - 100.0%		$868,345,325

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION CONSERVATIVE PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’ *	5,019,034	$58,799,482
Diversified Bond Portfolio ‘P’ *	28,820,824	429,732,984
Floating Rate Income Portfolio ‘P’ *	3,036,231	38,727,399
High Yield Bond Portfolio ‘P’ *	7,962,485	77,430,693
Inflation Managed Portfolio ‘P’ *	2,064,014	26,319,095
Inflation Strategy Portfolio ‘P’ *	2,508,391	27,847,139
Managed Bond Portfolio ‘P’ *	18,819,943	286,483,079
Short Duration Bond Portfolio ‘P’ *	19,368,657	209,150,116
Emerging Markets Debt Portfolio ‘P’ *	4,810,396	62,251,614
Comstock Portfolio ‘P’ *	819,947	16,240,639
Dividend Growth Portfolio ‘P’ *	572,650	16,272,517
Equity Index Portfolio ‘P’ *	142,792	11,606,808
Growth Portfolio ‘P’ *	357,567	15,453,986
Large-Cap Growth Portfolio ‘P’ *	750,594	13,109,919
Large-Cap Value Portfolio ‘P’ *	600,787	17,016,875
Main Street Core Portfolio ‘P’ *	147,106	7,738,184
Mid-Cap Equity Portfolio ‘P’ *	761,408	21,641,994
Mid-Cap Growth Portfolio ‘P’ *	998,789	20,069,366
Mid-Cap Value Portfolio ‘P’ *	920,289	27,881,925
Small-Cap Equity Portfolio ‘P’ *	156,746	4,639,944
Small-Cap Value Portfolio ‘P’ *	115,399	3,092,832
Value Advantage Portfolio ‘P’ *	938,474	18,580,048
Emerging Markets Portfolio ‘P’ *	1,085,176	23,159,102
International Equity Income Portfolio ‘P’ *	96,334	960,207
International Large-Cap Portfolio ‘P’ *	1,526,857	17,826,415
International Value Portfolio ‘P’ *	1,325,331	18,992,719
Real Estate Portfolio ‘P’ *	255,066	7,845,666
Currency Strategies Portfolio ‘P’ *	5,915,769	69,578,552

Total Affiliated Mutual Funds (Cost $1,356,638,905)		1,548,449,299

TOTAL INVESTMENTS - 100.0% (Cost $1,356,638,905)		1,548,449,299

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(315,312)

NET ASSETS - 100.0%		$1,548,133,987

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Funds’ composition as a percentage of net assets was as follows:

Pacific Dynamix - Growth Portfolio

Affiliated Equity Funds	80.1%
Affiliated Fixed Income Funds	19.9%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

Portfolio Optimization Conservative Portfolio

Affiliated Fixed Income Funds	78.6%
Affiliated Equity Funds	21.4%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds.

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Dynamix - Growth Portfolio
Assets	Affiliated Mutual Funds	$868,568,723	$868,568,723	$-	$-

Portfolio Optimization Conservative Portfolio
Assets	Affiliated Mutual Funds	$1,548,449,299	$1,548,449,299	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’ *	5,892,041	$69,027,011
Diversified Bond Portfolio ‘P’ *	33,957,736	506,326,922
Floating Rate Income Portfolio ‘P’ *	4,772,466	60,873,228
High Yield Bond Portfolio ‘P’ *	17,615,328	171,299,164
Inflation Managed Portfolio ‘P’ *	3,237,070	41,277,221
Inflation Strategy Portfolio ‘P’ *	3,918,092	43,497,070
Managed Bond Portfolio ‘P’ *	21,974,378	334,500,878
Short Duration Bond Portfolio ‘P’ *	13,464,212	145,391,681
Emerging Markets Debt Portfolio ‘P’ *	7,624,154	98,664,622
Comstock Portfolio ‘P’ *	2,617,711	51,848,819
Developing Growth Portfolio ‘P’ *	94,765	2,365,493
Dividend Growth Portfolio ‘P’ *	1,863,287	52,947,479
Equity Index Portfolio ‘P’ *	500,292	40,666,188
Growth Portfolio ‘P’ *	1,424,737	61,576,799
Large-Cap Growth Portfolio ‘P’ *	2,964,125	51,771,584
Large-Cap Value Portfolio ‘P’ *	1,911,335	54,137,212
Main Street Core Portfolio ‘P’ *	467,898	24,612,715
Mid-Cap Equity Portfolio ‘P’ *	1,815,624	51,606,633
Mid-Cap Growth Portfolio ‘P’ *	1,772,012	35,606,279
Mid-Cap Value Portfolio ‘P’ *	2,394,505	72,546,089
Small-Cap Equity Portfolio ‘P’ *	332,259	9,835,411
Small-Cap Growth Portfolio ‘P’ *	344,022	4,900,290
Small-Cap Index Portfolio ‘P’ *	373,604	9,817,549
Small-Cap Value Portfolio ‘P’ *	366,337	9,818,265
Value Advantage Portfolio ‘P’ *	2,859,010	56,603,124
Emerging Markets Portfolio ‘P’ *	2,895,236	61,788,207
International Equity Income Portfolio ‘P’ *	363,130	3,619,492
International Large-Cap Portfolio ‘P’ *	6,645,082	77,582,873
International Small-Cap Portfolio ‘P’ *	830,450	12,338,861
International Value Portfolio ‘P’ *	6,244,089	89,481,191
Real Estate Portfolio ‘P’ *	784,250	24,123,023
Currency Strategies Portfolio ‘P’ *	9,311,964	109,523,025

Total Affiliated Mutual Funds (Cost $2,029,539,450)		2,439,974,398

TOTAL INVESTMENTS - 100.0% (Cost $2,029,539,450)		2,439,974,398

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(487,099)

NET ASSETS - 100.0%		$2,439,487,299

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’ *	21,146,538	$247,737,993
Diversified Bond Portfolio ‘P’ *	122,264,668	1,823,027,694
Floating Rate Income Portfolio ‘P’ *	15,639,060	199,477,612
High Yield Bond Portfolio ‘P’ *	36,101,274	351,064,605
Inflation Managed Portfolio ‘P’ *	5,454,491	69,552,479
Inflation Strategy Portfolio ‘P’ *	7,113,823	78,974,779
Managed Bond Portfolio ‘P’ *	79,115,829	1,204,325,996
Short Duration Bond Portfolio ‘P’ *	32,124,370	346,891,153
Emerging Markets Debt Portfolio ‘P’ *	23,351,698	302,195,680
Comstock Portfolio ‘P’ *	14,831,926	293,774,915
Developing Growth Portfolio ‘P’ *	375,890	9,382,846
Dividend Growth Portfolio ‘P’ *	12,267,232	348,587,734
Equity Index Portfolio ‘P’ *	3,296,922	267,990,233
Growth Portfolio ‘P’ *	10,877,156	470,108,272
Large-Cap Growth Portfolio ‘P’ *	22,894,006	399,868,020
Large-Cap Value Portfolio ‘P’ *	10,692,012	302,843,731
Main Street Core Portfolio ‘P’ *	3,263,411	171,664,529
Mid-Cap Equity Portfolio ‘P’ *	9,578,707	272,261,707
Mid-Cap Growth Portfolio ‘P’ *	10,784,945	216,709,516
Mid-Cap Value Portfolio ‘P’ *	12,153,991	368,228,320
Small-Cap Equity Portfolio ‘P’ *	2,044,151	60,510,287
Small-Cap Growth Portfolio ‘P’ *	1,058,405	15,076,037
Small-Cap Index Portfolio ‘P’ *	1,916,587	50,364,018
Small-Cap Value Portfolio ‘P’ *	2,441,142	65,425,518
Value Advantage Portfolio ‘P’ *	16,320,709	323,119,871
Emerging Markets Portfolio ‘P’ *	16,620,447	354,702,537
International Equity Income Portfolio ‘P’ *	1,788,181	17,823,665
International Large-Cap Portfolio ‘P’ *	33,323,541	389,060,071
International Small-Cap Portfolio ‘P’ *	3,406,910	50,619,999
International Value Portfolio ‘P’ *	30,823,164	441,712,712
Real Estate Portfolio ‘P’ *	4,780,431	147,042,928
Currency Strategies Portfolio ‘P’ *	29,116,926	342,459,865

Total Affiliated Mutual Funds (Cost $8,115,552,669)		10,002,585,322

TOTAL INVESTMENTS - 100.0% (Cost $8,115,552,669)		10,002,585,322

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(1,901,468)

NET ASSETS - 100.0%		$10,000,683,854

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Funds’ composition as a percentage of net assets was as follows:

Portfolio Optimization Moderate-Conservative Portfolio

Affiliated Fixed Income Funds	60.3%
Affiliated Equity Funds	39.7%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

Portfolio Optimization Moderate Portfolio

Affiliated Equity Funds	53.8%
Affiliated Fixed Income Funds	46.2%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds.

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Portfolio Optimization Moderate-Conservative Portfolio
Assets	Affiliated Mutual Funds	$2,439,974,398	$2,439,974,398	$-	$-

Portfolio Optimization Moderate Portfolio
Assets	Affiliated Mutual Funds	$10,002,585,322	$10,002,585,322	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION GROWTH PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’ *	11,523,957	$135,006,592
Diversified Bond Portfolio ‘P’ *	66,467,385	991,062,145
Floating Rate Income Portfolio ‘P’ *	6,696,003	85,408,123
High Yield Bond Portfolio ‘P’ *	22,186,912	215,755,247
Inflation Managed Portfolio ‘P’ *	1,660,299	21,171,160
Inflation Strategy Portfolio ‘P’ *	1,889,067	20,971,657
Managed Bond Portfolio ‘P’ *	42,698,520	649,970,277
Short Duration Bond Portfolio ‘P’ *	11,735,842	126,728,081
Emerging Markets Debt Portfolio ‘P’ *	16,616,351	215,033,164
Comstock Portfolio ‘P’ *	17,749,199	351,557,151
Developing Growth Portfolio ‘P’ *	811,623	20,259,477
Dividend Growth Portfolio ‘P’ *	15,096,044	428,971,725
Equity Index Portfolio ‘P’ *	3,937,971	320,097,910
Growth Portfolio ‘P’ *	13,190,122	570,074,175
Large-Cap Growth Portfolio ‘P’ *	27,901,306	487,325,807
Large-Cap Value Portfolio ‘P’ *	12,809,181	362,811,064
Main Street Core Portfolio ‘P’ *	3,913,429	205,857,301
Mid-Cap Equity Portfolio ‘P’ *	9,822,156	279,181,436
Mid-Cap Growth Portfolio ‘P’ *	12,601,864	253,218,144
Mid-Cap Value Portfolio ‘P’ *	11,250,934	340,868,487
Small-Cap Equity Portfolio ‘P’ *	2,364,646	69,997,471
Small-Cap Growth Portfolio ‘P’ *	2,136,127	30,427,229
Small-Cap Index Portfolio ‘P’ *	2,661,867	69,948,453
Small-Cap Value Portfolio ‘P’ *	2,605,744	69,837,064
Value Advantage Portfolio ‘P’ *	19,457,812	385,228,718
Emerging Markets Portfolio ‘P’ *	20,684,840	441,442,131
International Equity Income Portfolio ‘P’ *	2,106,699	20,998,491
International Large-Cap Portfolio ‘P’ *	39,007,519	455,421,834
International Small-Cap Portfolio ‘P’ *	5,917,270	87,919,031
International Value Portfolio ‘P’ *	36,529,168	523,482,856
Real Estate Portfolio ‘P’ *	5,459,913	167,943,354
Currency Strategies Portfolio ‘P’ *	21,270,857	250,178,009

Total Affiliated Mutual Funds (Cost $6,852,589,337)		8,654,153,764

TOTAL INVESTMENTS - 100.0% (Cost $6,852,589,337)		8,654,153,764

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(1,637,315)

NET ASSETS - 100.0%		$8,652,516,449

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’ *	1,139,453	$13,349,029
Diversified Bond Portfolio ‘P’ *	6,846,000	102,077,309
Floating Rate Income Portfolio ‘P’ *	757,155	9,657,583
High Yield Bond Portfolio ‘P’ *	5,025,442	48,869,598
Managed Bond Portfolio ‘P’ *	4,359,477	66,361,329
Short Duration Bond Portfolio ‘P’ *	883,931	9,545,026
Emerging Markets Debt Portfolio ‘P’ *	2,998,555	38,804,479
Comstock Portfolio ‘P’ *	4,746,392	94,011,453
Developing Growth Portfolio ‘P’ *	403,766	10,078,670
Dividend Growth Portfolio ‘P’ *	3,649,720	103,711,044
Equity Index Portfolio ‘P’ *	958,263	77,892,426
Growth Portfolio ‘P’ *	2,934,501	126,828,488
Large-Cap Growth Portfolio ‘P’ *	6,124,344	106,968,141
Large-Cap Value Portfolio ‘P’ *	3,409,498	96,571,633
Main Street Core Portfolio ‘P’ *	948,284	49,882,405
Mid-Cap Equity Portfolio ‘P’ *	2,727,352	77,521,263
Mid-Cap Growth Portfolio ‘P’ *	3,019,372	60,670,373
Mid-Cap Value Portfolio ‘P’ *	3,318,299	100,534,183
Small-Cap Equity Portfolio ‘P’ *	807,497	23,903,270
Small-Cap Growth Portfolio ‘P’ *	1,112,983	15,853,451
Small-Cap Index Portfolio ‘P’ *	985,118	25,886,891
Small-Cap Value Portfolio ‘P’ *	852,826	22,856,766
Value Advantage Portfolio ‘P’ *	5,186,646	102,686,004
Emerging Markets Portfolio ‘P’ *	6,112,648	130,452,075
International Equity Income Portfolio ‘P’ *	657,526	6,553,885
International Large-Cap Portfolio ‘P’ *	12,387,218	144,623,639
International Small-Cap Portfolio ‘P’ *	2,021,569	30,036,549
International Value Portfolio ‘P’ *	11,599,106	166,221,502
Real Estate Portfolio ‘P’ *	1,860,219	57,219,124
Currency Strategies Portfolio ‘P’ *	4,838,307	56,905,938

Total Affiliated Mutual Funds (Cost $1,536,986,893)		1,976,533,526

TOTAL INVESTMENTS - 100.0% (Cost $1,536,986,893)		1,976,533,526

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(390,450)

NET ASSETS - 100.0%		$1,976,143,076

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Funds’ composition as a percentage of net assets was as follows:

Portfolio Optimization Growth Portfolio

Affiliated Equity Funds	71.6%
Affiliated Fixed Income Funds	28.4%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

Portfolio Optimization Aggressive-Growth Portfolio

Affiliated Equity Funds	85.4%
Affiliated Fixed Income Funds	14.6%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds.

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Portfolio Optimization Growth Portfolio
Assets	Affiliated Mutual Funds	$8,654,153,764	$8,654,153,764	$-	$-

Portfolio Optimization Aggressive-Growth Portfolio
Assets	Affiliated Mutual Funds	$1,976,533,526	$1,976,533,526	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

PSF DFA BALANCED ALLOCATION PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
MUTUAL FUNDS - 100.0%

DFA Intermediate Government Fixed Income Portfolio ‘I’	2,466,816	$31,525,913
DFA Intermediate Term Extended Quality Portfolio ‘I’	4,533,914	50,915,853
DFA Large Cap International Portfolio ‘I’	1,696,450	40,154,981
DFA Short-Term Extended Quality Portfolio ‘I’	1,348,230	14,574,370
DFA US Core Equity 1 Portfolio ‘I’	2,347,492	60,870,480
DFA US Large Company Portfolio ‘I’	1,178,566	29,204,871
DFA VA International Small Portfolio ‘I’	295,054	3,694,079
DFA VA US Large Value Portfolio ‘I’	267,284	7,336,944
DFA VA US Targeted Value Portfolio ‘I’	273,423	4,916,142

Total Mutual Funds (Cost $223,407,470)		243,193,633

TOTAL INVESTMENTS - 100.0% (Cost $223,407,470)		243,193,633

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(81,890)

NET ASSETS - 100.0%		$243,111,743

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition as a percentage of net assets was as follows:

Equity Funds	60.0%
Fixed Income Funds	40.0%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Mutual Funds	$243,193,633	$243,193,633	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms

December 31, 2019

Explanation of Symbols:
*	Non-income producing investments.
^	Investments with their principal amount adjusted for inflation.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2019. For Senior Loan Notes, the rate shown may represent a weighted average interest rate. Interest rates for certain securities are subject to interest rate caps and floors, which would result in a period end rate being more, less, or equal to the referenced rate plus spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
Y	Issuer filed bankruptcy and/or is in default as of December 31, 2019.
µ	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
#	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for reverse repurchase agreements, delayed delivery securities, futures contracts, forward foreign currency contracts, option contracts and/or swap agreements as of December 31, 2019.
Ω	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees (the ‘Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940.
±	Investments categorized as a significant unobservable input (Level 3).

Counterparty and Exchange Abbreviations:
ANZ	Australia and New Zealand Banking group
BNP	BNP Paribas
BOA	Bank of America
BRC	Barclays
BSC	Banco Santander Central Hispanico
CIB	Canadian Imperial Bank of Commerce
CIT	Citigroup
CME	Chicago Mercantile Exchange
CRE	Credit Agricole
CSF	Credit Suisse
DUB	Deutsche Bank
GSC	Goldman Sachs
HSB	HSBC
ICE	Intercontinental Exchange Inc
ING	ING Baring
JPM	JPMorgan Chase
LCH	London Clearing House
MER	Merrill Lynch
MSC	Morgan Stanley
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland
SCB	Standard Chartered Bank
SSB	State Street Bank
TDB	Toronto Dominion Bank
UBS	UBS

Reference Rate Abbreviations:
ARS Deposit	Argentina Deposit Rate
ARS Reference	Argentina Reference Rate
LIBOR	London Interbank Offered Rate
SONIA	Sterling Overnight Interbank Average Rate
US FED	United States Federal Reserve Bank Rate
US Prime	United State Prime Rate
UST	United State Treasury Rate

Payment Frequency Abbreviations:
A	Annual
L	Lunar
M	Monthly
Q	Quarterly
S	Semiannual
Z	At Maturity

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Renminbi Offshore (Hong Kong)
CNY	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
UAH	Ukrainian Hryvnia
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
‘NY’	New York Shares
PIK	Payment In Kind
PO	Principal Only
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

See Notes to Financial Statements

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms (Continued)

December 31, 2019

Notes:

For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

The countries listed in the Schedules of Investments are based on country of risk.

The sectors listed in the Schedules of Investments are obtained from a third party source (that is not affiliated with the Trust or the investment adviser) believed to be reliable. Sector names and weightings could be different if obtained from another source.

The credit spreads, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

	Core Income Portfolio	Diversified Bond Portfolio	Floating Rate Income Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio	Inflation Strategy Portfolio
ASSETS
Investments, at value (excluding derivatives)	$547,791,496	$4,383,778,065	$640,698,894	$1,135,185,429	$639,842,626	$185,966,062
Repurchase agreements, at value	10,823,678	91,319,950	20,144,987	31,426,538	15,735,202	1,882,125
Cash	112,084	20,760,617	879,290	554,517	38,186	140,899
Cash (segregated for derivative investments)	-	25,913,260	-	-	1,788,000	-
Foreign currency held, at value	-	72,736,839	-	-	1,812,770	-
Receivables:
Dividends and interest	3,896,537	27,876,803	2,728,195	18,252,445	2,419,721	248,693
Fund shares sold	137,823	134,260	8,693	47,549	61,276	598
Securities sold	147,511	219,534,121	12,850,622	12,563	128,081,625	-
Variation margin on futures contracts	-	-	-	-	79,892	-
Variation margin on swap agreements	-	17,838,665	-	-	397,989	-
Forward foreign currency contracts appreciation	-	11,055,443	-	-	714,865	-
Outstanding purchased options, at value	-	948,065	-	-	64,282	970,707
Swap premiums paid	-	215,394	-	-	21,039	-
Swap agreements appreciation	-	4,980,562	-	-	182,958	303,445
Unfunded loan commitment appreciation	-	-	1,748	15,355	-	-
Prepaid expenses and other assets	409	2,944	361	728	275	121
Total Assets	562,909,538	4,877,094,988	677,312,790	1,185,495,124	791,240,706	189,512,650
LIABILITIES
Payables:
Fund shares redeemed	41	16,765	45,889	241,131	19,342	372
Securities purchased	8,705,717	425,267,764	32,307,399	903,665	149,841,287	-
Sale-buyback financing transactions	-	-	-	-	201,950,219	-
Due to broker	-	-	-	-	405,000	1,330,000
Swap agreements	-	-	-	-	1,187	-
Variation margin on futures contracts	-	16,725,390	-	-	-	44,176
Accrued advisory fees	234,879	1,489,205	327,545	399,642	148,437	63,669
Accrued service fees	654	12,460	5,479	6,999	6,103	355
Accrued support service expenses	8,927	70,933	10,355	18,857	7,054	3,028
Accrued custodian, and portfolio accounting and tax fees	57,277	409,366	181,391	79,371	96,142	38,895
Accrued shareholder report expenses	11,910	95,539	15,449	26,546	11,474	5,403
Accrued trustees’ fees and expenses and deferred compensation	7,134	93,883	21,795	30,648	27,402	6,821
Accrued other	11,619	87,590	117,714	25,037	11,189	6,208
Forward foreign currency contracts depreciation	-	10,572,440	-	-	1,657,262	-
Outstanding options written, at value	-	1,974,999	-	-	136,151	-
Swap premiums received	-	-	-	-	52,061	-
Swap agreements depreciation	-	-	-	-	64,668	73,792
Unfunded loan commitment depreciation	-	-	361	-	-	-
Total Liabilities	9,038,158	456,816,334	33,033,377	1,731,896	354,434,978	1,572,719
NET ASSETS	$553,871,380	$4,420,278,654	$644,279,413	$1,183,763,228	$436,805,728	$187,939,931
NET ASSETS CONSIST OF:
Paid-in capital	$481,553,236	$3,236,265,563	$541,395,608	$863,968,992	$457,667,567	$168,800,425
Undistributed/accumulated earnings (deficit)	72,318,144	1,184,013,091	102,883,805	319,794,236	(20,861,839)	19,139,506
NET ASSETS	$553,871,380	$4,420,278,654	$644,279,413	$1,183,763,228	$436,805,728	$187,939,931
Class I Shares:
Net Assets	$29,951,319	$568,139,161	$250,134,987	$319,345,469	$278,484,346	$16,220,887
Shares outstanding, $.001 par value (unlimited shares authorized)	2,580,494	51,499,285	19,868,112	35,996,967	24,829,206	1,495,380
Net Asset Value Per Share	$11.61	$11.03	$12.59	$8.87	$11.22	$10.85
Class P Shares:
Net Assets	$523,920,061	$3,852,139,493	$394,144,426	$864,417,759	$158,321,382	$171,719,044
Shares outstanding, $.001 par value (unlimited shares authorized)	44,721,023	258,356,613	30,900,915	88,891,450	12,415,872	15,429,374
Net Asset Value Per Share	$11.72	$14.91	$12.76	$9.72	$12.75	$11.13

Investments, at cost (excluding derivatives)	$524,929,017	$4,237,959,492	$643,109,592	$1,106,855,929	$633,025,918	$184,449,336
Repurchase agreements, at cost	10,823,678	91,319,950	20,144,987	31,426,538	15,735,202	1,882,125
Foreign currency held, at cost	-	70,432,153	-	-	1,986,950	-
Outstanding purchased options, at cost	-	979,136	-	-	427,856	1,064,288
Premiums received from outstanding options written	-	3,337,310	-	-	1,839,062	-

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio	Comstock Portfolio	Developing Growth Portfolio	Dividend Growth Portfolio
ASSETS
Investments, at value (excluding derivatives)	$5,206,504,751	$1,300,085,071	$725,030,354	$1,028,121,685	$194,970,585	$1,363,891,259
Repurchase agreements, at value	27,117,572	21,982,739	31,431,124	47,893,898	2,455,586	72,168,061
Cash	976,579	-	277,277	25,788	-	-
Cash (segregated for derivative investments)	323,000	-	2,070,000	-	-	-
Foreign currency held, at value	11,255,989	40	2,009,757	2,690	-	87,055
Receivables:
Dividends and interest	25,520,892	7,481,916	11,524,511	2,650,784	18,611	2,949,869
Fund shares sold	481,463	127,891	491	6,094	-	-
Securities sold	1,252,955,866	53,876	-	-	-	-
Variation margin on swap agreements	2,332,195	-	-	-	-	-
Forward foreign currency contracts appreciation	4,356,289	-	5,548,842	20,855	-	-
Outstanding purchased options, at value	7,556	-	-	-	-	-
Swap premiums paid	2,473	-	-	-	-	-
Swap agreements appreciation	830,316	-	-	-	-	-
Prepaid expenses and other assets	2,413	855	455	725	129	978
Total Assets	6,532,667,354	1,329,732,388	777,892,811	1,078,722,519	197,444,911	1,439,097,222
LIABILITIES
Payables:
Fund shares redeemed	4,126	512,491	73,956	342,216	63,775	365,635
Securities purchased	2,420,754,174	23,590,341	377,251	-	130,093	59,573
Securities sold short, at value	25,071,474	-	-	-	-	-
Sale-buyback financing transactions	650,319,386	-	-	-	-	-
Reverse repurchase agreements	36,420,000	-	-	-	-	-
Due to custodian	-	1,113,294	-	-	-	-
Due to broker	4,936,000	-	2,760,000	-	-	-
Swap agreements	43	-	-	-	-	-
Variation margin on futures contracts	1,184,774	643,049	-	-	-	-
Variation margin on swap agreements	-	-	98,501	-	-	-
Accrued advisory fees	1,145,234	442,362	492,451	629,880	99,906	788,908
Accrued service fees	18,191	10,205	1,187	5,905	3,416	10,694
Accrued support service expenses	54,521	21,004	11,998	16,892	3,131	22,681
Accrued custodian, and portfolio accounting and tax fees	262,104	101,885	128,002	63,676	21,550	63,720
Accrued shareholder report expenses	74,530	31,881	19,120	22,664	4,714	29,706
Accrued trustees’ fees and expenses and deferred compensation	101,565	44,305	15,338	30,822	9,975	26,988
Accrued foreign capital gains tax	-	-	209,341	-	-	-
Accrued dividends and interest	133,870	-	-	-	-	-
Accrued other	68,284	28,850	17,537	22,011	5,214	28,977
Forward foreign currency contracts depreciation	19,950,141	-	2,509,553	1,236,494	-	-
Outstanding options written, at value	23,204	-	-	-	-	-
Swap premiums received	803,214	-	-	-	-	-
Other liabilities	12,602	-	-	-	-	-
Total Liabilities	3,161,337,437	26,539,667	6,714,235	2,370,560	341,774	1,396,882
NET ASSETS	$3,371,329,917	$1,303,192,721	$771,178,576	$1,076,351,959	$197,103,137	$1,437,700,340
NET ASSETS CONSIST OF:
Paid-in capital	$2,595,684,581	$1,224,209,243	$682,876,453	$242,087,569	$137,077,914	$860,739,716
Undistributed/accumulated earnings (deficit)	775,645,336	78,983,478	88,302,123	834,264,390	60,025,223	576,960,624
NET ASSETS	$3,371,329,917	$1,303,192,721	$771,178,576	$1,076,351,959	$197,103,137	$1,437,700,340
Class I Shares:
Net Assets	$829,815,461	$465,452,807	$54,254,647	$268,920,093	$155,016,651	$487,209,609
Shares outstanding, $.001 par value (unlimited shares authorized)	60,224,421	44,894,738	4,255,161	15,558,706	7,334,485	18,850,431
Net Asset Value Per Share	$13.78	$10.37	$12.75	$17.28	$21.14	$25.85
Class P Shares:
Net Assets	$2,541,514,456	$837,739,914	$716,923,929	$807,431,866	$42,086,486	$950,490,731
Shares outstanding, $.001 par value (unlimited shares authorized)	166,968,162	77,577,012	55,401,155	40,765,175	1,686,044	33,448,933
Net Asset Value Per Share	$15.22	$10.80	$12.94	$19.81	$24.96	$28.42

Investments, at cost (excluding derivatives)	$5,100,214,258	$1,288,198,755	$740,113,089	$867,718,805	$167,600,693	$1,012,840,730
Repurchase agreements, at cost	27,117,572	21,982,739	31,431,124	47,893,898	2,455,586	72,168,061
Foreign currency held, at cost	11,227,235	40	1,869,083	2,686	-	80,823
Proceeds from securities sold short	25,038,344	-	-	-	-	-
Outstanding purchased options, at cost	64,982	-	-	-	-	-
Premiums received from outstanding options written	731,861	-	-	-	-	-

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	Equity Index Portfolio	Focused Growth Portfolio	Growth Portfolio	Large-Cap Growth Portfolio	Large-Cap Value Portfolio	Main Street Core Portfolio
ASSETS
Investments, at value (excluding derivatives)	$3,356,639,896	$236,508,029	$1,931,267,192	$1,366,151,340	$1,186,912,375	$1,073,052,701
Repurchase agreements, at value	29,732,495	-	-	1,821,768	22,705,648	10,889,524
Cash	37,700	4,333,332	399	-	-	-
Cash (segregated for derivative investments)	1,266,400	-	-	-	-	-
Foreign currency held, at value	-	-	-	39	-	550
Receivables:
Dividends and interest	4,169,544	115,434	885,057	378,036	2,155,892	1,648,632
Fund shares sold	74,563	8,943	22,041	74,160	980	64
Securities sold	-	-	23,195,866	-	-	8,734,762
Variation margin on futures contracts	44,675	-	-	-	-	-
Prepaid expenses and other assets	2,083	143	1,332	804	699	695
Total Assets	3,391,967,356	240,965,881	1,955,371,887	1,368,426,147	1,211,775,594	1,094,326,928
LIABILITIES
Payables:
Fund shares redeemed	656,648	6,240	654,333	226,510	192,709	273,875
Securities purchased	-	4,299,761	-	-	-	6,562,196
Accrued advisory fees	142,337	144,393	903,864	759,272	619,742	405,047
Accrued service fees	58,643	5,199	15,621	6,793	8,288	13,778
Accrued support service expenses	53,384	3,735	30,947	21,738	19,148	17,156
Accrued custodian, and portfolio accounting and tax fees	138,618	21,780	87,455	71,031	63,063	56,928
Accrued shareholder report expenses	70,715	4,988	41,275	30,725	28,439	24,274
Accrued trustees’ fees and expenses and deferred compensation	76,472	4,363	44,036	34,516	54,195	61,168
Accrued dividends and interest	-	-	-	-	-	3,203
Accrued other	67,801	5,280	39,934	29,483	27,642	218,041
Total Liabilities	1,264,618	4,495,739	1,817,465	1,180,068	1,013,226	7,635,666
NET ASSETS	$3,390,702,738	$236,470,142	$1,953,554,422	$1,367,246,079	$1,210,762,368	$1,086,691,262
NET ASSETS CONSIST OF:
Paid-in capital	$798,374,497	$269,284,400	$1,057,919,871	$129,968,247	($516,197,297)	$442,257,151
Undistributed/accumulated earnings (deficit)	2,592,328,241	(32,814,258)	895,634,551	1,237,277,832	1,726,959,665	644,434,111
NET ASSETS	$3,390,702,738	$236,470,142	$1,953,554,422	$1,367,246,079	$1,210,762,368	$1,086,691,262
Class I Shares:
Net Assets	$2,672,446,001	$236,437,458	$709,512,903	$308,202,582	$377,391,603	$626,935,538
Shares outstanding, $.001 par value (unlimited shares authorized)	34,022,797	6,212,730	17,750,778	20,814,115	14,649,233	13,290,556
Net Asset Value Per Share	$78.55	$38.06	$39.97	$14.81	$25.76	$47.17
Class P Shares:
Net Assets	$718,256,737	$32,684	$1,244,041,519	$1,059,043,497	$833,370,765	$459,755,724
Shares outstanding, $.001 par value (unlimited shares authorized)	8,836,264	843	28,784,083	60,634,376	29,422,822	8,740,129
Net Asset Value Per Share	$81.29	$38.77	$43.22	$17.47	$28.32	$52.60

Investments, at cost (excluding derivatives)	$2,147,526,037	$167,767,158	$1,292,363,696	$1,027,089,254	$819,303,100	$873,599,722
Repurchase agreements, at cost	29,732,495	-	-	1,821,768	22,705,648	10,889,524
Foreign currency held, at cost	-	-	-	39	-	543

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	Mid-Cap Equity Portfolio	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio	Small-Cap Growth Portfolio	Small-Cap Index Portfolio
ASSETS
Investments, at value (excluding derivatives)	$1,061,984,661	$935,839,446	$1,005,044,992	$252,134,291	$65,012,452	$690,001,996
Repurchase agreements, at value	4,278,480	18,208,111	2,494,592	1,431,307	1,292,443	17,863,388
Cash	-	-	-	16,178	-	-
Cash (segregated for derivative investments)	-	-	-	32,800	-	694,600
Foreign currency held, at value	-	-	-	6,157	-	497
Receivables:
Dividends and interest	1,259,768	237,710	2,061,879	460,621	21,043	833,316
Fund shares sold	17,469	12,530	4,624	465	-	205,119
Securities sold	874,168	1,460,067	21,085,177	47,423	-	1,865
Variation margin on futures contracts	-	-	-	-	-	32,790
Prepaid expenses and other assets	705	601	594	110	40	395
Total Assets	1,068,415,251	955,758,465	1,030,691,858	254,129,352	66,325,978	709,633,966
LIABILITIES
Payables:
Fund shares redeemed	297,312	136,171	162,951	64,550	4,166	21,486
Securities purchased	-	968,781	144,098	65,880	-	6,171
Due to custodian	-	-	-	-	-	5,063
Variation margin on futures contracts	-	-	-	13,542	-	-
Accrued advisory fees	592,025	543,971	606,397	138,592	41,948	178,790
Accrued service fees	8,009	8,084	2,618	1,858	-	12,112
Accrued support service expenses	17,187	15,253	16,329	3,978	1,060	11,152
Accrued custodian, and portfolio accounting and tax fees	55,342	49,700	57,350	50,725	15,642	56,420
Accrued shareholder report expenses	23,627	20,950	24,099	5,715	1,774	16,042
Accrued trustees’ fees and expenses and deferred compensation	29,974	19,485	25,199	12,412	1,575	25,521
Accrued other	22,874	20,631	23,105	4,145	2,804	17,001
Other liabilities	-	-	-	5	-	-
Total Liabilities	1,046,350	1,783,026	1,062,146	361,402	68,969	349,758
NET ASSETS	$1,067,368,901	$953,975,439	$1,029,629,712	$253,767,950	$66,257,009	$709,284,208
NET ASSETS CONSIST OF:
Paid-in capital	$2,143,562,513	$203,690,167	($170,266,402)	($189,590,546)	$4,785,911	$287,216,209
Undistributed/accumulated earnings (deficit)	(1,076,193,612)	750,285,272	1,199,896,114	443,358,496	61,471,098	422,067,999
NET ASSETS	$1,067,368,901	$953,975,439	$1,029,629,712	$253,767,950	$66,257,009	$709,284,208
Class I Shares:
Net Assets	$365,155,862	$367,697,156	$119,570,465	$84,882,025		$553,267,039
Shares outstanding, $.001 par value (unlimited shares authorized)	15,857,974	20,095,618	5,847,025	3,746,042		21,375,281
Net Asset Value Per Share	$23.03	$18.30	$20.45	$22.66		$25.88
Class P Shares:
Net Assets	$702,213,039	$586,278,283	$910,059,247	$168,885,925	$66,257,009	$156,017,169
Shares outstanding, $.001 par value (unlimited shares authorized)	24,705,246	29,176,981	30,038,025	5,705,299	4,651,537	5,937,185
Net Asset Value Per Share	$28.42	$20.09	$30.30	$29.60	$14.24	$26.28

Investments, at cost (excluding derivatives)	$974,710,517	$715,431,087	$856,947,709	$234,944,191	$55,566,271	$577,449,997
Repurchase agreements, at cost	4,278,480	18,208,111	2,494,592	1,431,307	1,292,443	17,863,388
Foreign currency held, at cost	-	-	-	6,154	-	488

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	Small-Cap Value Portfolio	Value Advantage Portfolio	Emerging Markets Portfolio	International Equity Income Portfolio	International Large-Cap Portfolio	International Small-Cap Portfolio
ASSETS
Investments, at value	$369,789,351	$930,823,514	$1,422,410,976	$49,190,968	$1,673,227,776	$272,497,700
Repurchase agreements, at value	3,475,321	6,025,319	26,728,490	-	194,747	2,433,331
Cash	6,155	-	-	49,826,435	-	-
Foreign currency held, at value	-	-	242,339	173,964	90	127,138
Receivables:
Dividends and interest	453,958	1,001,637	2,830,304	-	8,642,865	1,512,492
Fund shares sold	66,094	58,605	356,300	118,310	48,450	47,911
Securities sold	5,834,514	-	14,385,466	-	78,009	-
Due from adviser	-	-	-	506	-	-
Prepaid expenses and other assets	163	565	829	154,361	963	170
Total Assets	379,625,556	937,909,640	1,466,954,704	99,464,544	1,682,192,900	276,618,742
LIABILITIES
Payables:
Fund shares redeemed	71,183	139,831	429,572	-	399,140	37,768
Securities purchased	719,276	-	1,470,609	49,507,179	-	-
Due to custodian	-	-	1,966,199	-	-	-
Accrued advisory fees	239,629	521,024	979,843	685	1,082,868	196,805
Accrued service fees	4,533	1,113	9,836	-	13,066	2,088
Accrued support service expenses	6,004	14,848	22,682	93	26,473	4,323
Accrued custodian, and portfolio accounting and tax fees	27,752	49,627	368,861	560	160,735	106,639
Accrued shareholder report expenses	8,635	21,079	34,145	41	39,419	8,185
Accrued trustees’ fees and expenses and deferred compensation	13,766	19,543	45,192	33	51,944	22,508
Accrued foreign capital gains tax	-	-	3,927,210	-	675,878	-
Accrued other	8,932	20,165	32,867	202	37,148	7,732
Other liabilities	-	-	1,435	-	-	-
Total Liabilities	1,099,710	787,230	9,288,451	49,508,793	2,486,671	386,048
NET ASSETS	$378,525,846	$937,122,410	$1,457,666,253	$49,955,751	$1,679,706,229	$276,232,694
NET ASSETS CONSIST OF:
Paid-in capital	$48,987,655	$262,459,158	$628,669,985	$50,118,320	$696,654,232	($202,440,124)
Undistributed/accumulated earnings (deficit)	329,538,191	674,663,252	828,996,268	(162,569)	983,051,997	478,672,818
NET ASSETS	$378,525,846	$937,122,410	$1,457,666,253	$49,955,751	$1,679,706,229	$276,232,694
Class I Shares:
Net Assets	$207,494,268	$50,904,635	$446,117,652		$595,183,176	$95,315,881
Shares outstanding, $.001 par value (unlimited shares authorized)	9,442,956	2,605,673	21,686,905		54,908,609	8,860,346
Net Asset Value Per Share	$21.97	$19.54	$20.57		$10.84	$10.76
Class P Shares:
Net Assets	$171,031,578	$886,217,775	$1,011,548,601	$49,955,751	$1,084,523,053	$180,916,813
Shares outstanding, $.001 par value (unlimited shares authorized)	6,381,496	44,762,651	47,398,506	5,011,871	92,890,923	12,176,376
Net Asset Value Per Share	$26.80	$19.80	$21.34	$9.97	$11.68	$14.86

Investments, at cost	$349,830,626	$726,570,001	$1,112,766,880	$49,345,329	$1,394,719,747	$249,965,816
Repurchase agreements, at cost	3,475,321	6,025,319	26,728,490	-	194,747	2,433,331
Foreign currency held, at cost	-	-	242,288	173,929	89	125,915

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	International Value Portfolio	Health Sciences Portfolio	Real Estate Portfolio	Technology Portfolio	Currency Strategies Portfolio	Pacific Dynamix - Conservative Growth Portfolio
ASSETS
Investments, at value (excluding derivatives)	$1,522,991,333	$420,457,397	$679,667,909	$189,610,834	$635,597,067	$-
Investments in affiliated mutual funds, at value	-	-	-	-	-	573,681,416
Repurchase agreements, at value	5,759,922	482,065	4,839,934	-	199,026,464	-
Cash	-	-	-	500	874,698	-
Cash (segregated for derivative investments)	-	-	-	-	5,310,000	-
Foreign currency held, at value	669,425	798	-	2	11,016	-
Receivables:
Dividends and interest	7,881,023	684,133	2,618,310	20,045	3,700,144	-
Fund shares sold	14,915	5,111	60,198	12,844	3,837	46,617
Securities sold	1,375,175	26,992	631,027	-	-	67,778
Due from adviser	-	-	-	-	-	47,519
Forward foreign currency contracts appreciation	-	173,983	-	-	77,426,926	-
Prepaid expenses and other assets	906	233	509	112	303	278
Total Assets	1,538,692,699	421,830,712	687,817,887	189,644,337	921,950,455	573,843,608
LIABILITIES
Payables:
Fund shares redeemed	7,022,643	177,344	142,829	65,855	-	92,427
Securities purchased	-	-	457,761	71,474	293,663	-
Due to custodian	-	-	-	-	-	21,967
Due to broker	-	-	-	-	11,945,000	-
Accrued advisory fees	875,024	318,585	428,568	141,231	457,163	96,720
Accrued service fees	6,368	9,258	6,140	4,169	98	12,580
Accrued support service expenses	25,089	6,621	11,163	2,925	10,980	9,120
Accrued custodian, and portfolio accounting and tax fees	193,800	30,743	35,926	20,577	91,741	18,085
Accrued shareholder report expenses	36,531	9,000	14,594	3,967	15,525	12,565
Accrued trustees’ fees and expenses and deferred compensation	42,055	9,396	20,139	3,649	19,327	9,746
Accrued foreign capital gains tax	261,525	-	-	-	-	-
Accrued other	34,297	9,106	14,921	4,245	14,931	12,428
Forward foreign currency contracts depreciation	-	414,011	-	-	76,000,799	-
Other liabilities	3,539	3	-	-	-	-
Total Liabilities	8,500,871	984,067	1,132,041	318,092	88,849,227	285,638
NET ASSETS	$1,530,191,828	$420,846,645	$686,685,846	$189,326,245	$833,101,228	$573,557,970
NET ASSETS CONSIST OF:
Paid-in capital	$2,502,860,174	$33,956,473	$573,721,138	$127,201,882	$640,333,535	$385,862,621
Undistributed/accumulated earnings (deficit)	(972,668,346)	386,890,172	112,964,708	62,124,363	192,767,693	187,695,349
NET ASSETS	$1,530,191,828	$420,846,645	$686,685,846	$189,326,245	$833,101,228	$573,557,970
Class I Shares:
Net Assets	$290,316,209	$420,805,495	$282,511,033	$189,300,720	$4,475,117	$573,500,459
Shares outstanding, $.001 par value (unlimited shares authorized)	22,741,699	8,678,318	9,600,312	19,198,242	386,043	33,020,684
Net Asset Value Per Share	$12.77	$48.49	$29.43	$9.86	$11.59	$17.37
Class P Shares:
Net Assets	$1,239,875,619	$41,150	$404,174,813	$25,525	$828,626,111	$57,511
Shares outstanding, $.001 par value (unlimited shares authorized)	86,520,859	773	13,139,879	2,041	70,453,823	3,310
Net Asset Value Per Share	$14.33	$53.23	$30.76	$12.51	$11.76	$17.37

Investments, at cost (excluding derivatives)	$1,594,052,061	$292,541,932	$576,427,326	$124,259,059	$632,113,616	$-
Investments in affiliated mutual funds, at cost	-	-	-	-	-	459,591,298
Repurchase agreements, at cost	5,759,922	482,065	4,839,934	-	199,026,464	-
Foreign currency held, at cost	669,491	798	-	2	10,889	-

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	Pacific Dynamix - Moderate Growth Portfolio	Pacific Dynamix - Growth Portfolio	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate- Conservative Portfolio	Portfolio Optimization Moderate Portfolio	Portfolio Optimization Growth Portfolio
ASSETS
Investments in affiliated mutual funds, at value	$2,536,059,688	$868,568,723	$1,548,449,299	$2,439,974,398	$10,002,585,322	$8,654,153,764
Receivables:
Fund shares sold	749,504	515,046	194,371	-	-	22,384
Securities sold	-	-	-	1,019,444	3,939,370	3,495,323
Due from adviser	112,844	20,174	-	-	-	-
Prepaid expenses and other assets	1,240	405	789	1,248	5,079	4,343
Total Assets	2,536,923,276	869,104,348	1,548,644,459	2,440,995,090	10,006,529,771	8,657,675,814
LIABILITIES
Payables:
Fund shares redeemed	87,115	148	9,273	925,890	3,555,661	3,185,571
Securities purchased	565,284	481,707	125,750	-	-	-
Due to custodian	97,106	33,191	59,348	93,555	383,709	332,136
Accrued advisory fees	426,374	144,873	130,959	206,550	846,122	730,042
Accrued service fees	55,614	19,035	33,977	53,544	219,609	190,010
Accrued support service expenses	40,024	13,415	24,799	39,127	159,955	137,493
Accrued custodian, and portfolio accounting and tax fees	18,262	18,118	22,048	22,547	22,700	22,997
Accrued shareholder report expenses	55,544	18,118	35,383	56,855	231,937	198,323
Accrued trustees’ fees and expenses and deferred compensation	40,412	13,192	37,573	60,532	230,608	194,899
Accrued other	48,791	17,226	31,362	49,191	195,616	167,894
Total Liabilities	1,434,526	759,023	510,472	1,507,791	5,845,917	5,159,365
NET ASSETS	$2,535,488,750	$868,345,325	$1,548,133,987	$2,439,487,299	$10,000,683,854	$8,652,516,449
NET ASSETS CONSIST OF:
Paid-in capital	$1,618,755,498	$502,212,197	$729,314,382	$836,709,302	$2,903,665,260	$1,663,964,255
Undistributed/accumulated earnings (deficit)	916,733,252	366,133,128	818,819,605	1,602,777,997	7,097,018,594	6,988,552,194
NET ASSETS	$2,535,488,750	$868,345,325	$1,548,133,987	$2,439,487,299	$10,000,683,854	$8,652,516,449
Class I Shares:
Net Assets	$2,535,186,179	$868,260,457	$1,547,975,476	$2,439,237,061	$9,999,657,566	$8,651,630,109
Shares outstanding, $.001 par value (unlimited shares authorized)	115,239,776	34,853,006	111,435,638	160,289,183	607,872,044	487,930,090
Net Asset Value Per Share	$22.00	$24.91	$13.89	$15.22	$16.45	$17.73
Class P Shares:
Net Assets	$302,571	$84,868	$158,511	$250,238	$1,026,288	$886,340
Shares outstanding, $.001 par value (unlimited shares authorized)	13,749	3,406	11,407	16,438	62,366	49,970
Net Asset Value Per Share	$22.01	$24.92	$13.90	$15.22	$16.46	$17.74

Investments in affiliated mutual funds, at cost	$1,854,767,349	$630,831,714	$1,356,638,905	$2,029,539,450	$8,115,552,669	$6,852,589,337

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	Portfolio Optimization Aggressive- Growth Portfolio	PSF DFA Balanced Allocation Portfolio
ASSETS
Investments, at value	$-	$243,193,633
Investments in affiliated mutual funds, at value	1,976,533,526	-
Receivables:
Fund shares sold	-	103,496
Securities sold	673,710	-
Prepaid expenses and other assets	983	111
Total Assets	1,977,208,219	243,297,240
LIABILITIES
Payables:
Fund shares redeemed	597,880	513
Securities purchased	-	91,405
Due to custodian	75,830	11,578
Accrued advisory fees	166,438	40,441
Accrued distribution fees	-	1,331
Accrued service fees	43,384	5,326
Accrued support service expenses	31,261	3,758
Accrued custodian, and portfolio accounting and tax fees	22,875	18,663
Accrued shareholder report expenses	44,938	4,663
Accrued trustees’ fees and expenses and deferred compensation	43,022	2,054
Accrued other	39,515	5,765
Total Liabilities	1,065,143	185,497
NET ASSETS	$1,976,143,076	$243,111,743
NET ASSETS CONSIST OF:
Paid-in capital	$351,187,290	$209,146,464
Undistributed/accumulated earnings (deficit)	1,624,955,786	33,965,279
NET ASSETS	$1,976,143,076	$243,111,743
Class D Shares:
Net Assets		$243,087,930
Shares outstanding, $.001 par value (unlimited shares authorized)		18,116,837
Net Asset Value Per Share		$13.42
Class I Shares:
Net Assets	$1,975,939,848
Shares outstanding, $.001 par value (unlimited shares authorized)	107,586,882
Net Asset Value Per Share	$18.37
Class P Shares:
Net Assets	$203,228	$23,813
Shares outstanding, $.001 par value (unlimited shares authorized)	11,062	1,774
Net Asset Value Per Share	$18.37	$13.42

Investments, at cost	$-	$223,407,470
Investments in affiliated mutual funds, at cost	1,536,986,893	-

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

	Core Income Portfolio	Diversified Bond Portfolio	Floating Rate Income Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio	Inflation Strategy Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$-	$317,574	$422,793	$460,010	$-	$-
Interest, net of foreign taxes withheld	19,133,448	159,799,568	36,321,406	68,280,704	17,877,717	8,434,051
Other	119,277	-	136,512	-	-	-
Total Investment Income	19,252,725	160,117,142	36,880,711	68,740,714	17,877,717	8,434,051

EXPENSES
Advisory fees	2,593,060	16,564,552	3,996,051	4,616,209	1,985,371	913,464
Service fees - Class I	54,065	882,959	449,332	602,541	589,512	41,108
Support services expenses	33,255	266,464	40,401	74,068	31,786	14,992
Custodian fees and expenses	11,664	399,344	47,898	15,851	112,939	25,306
Portfolio accounting and tax fees	123,842	593,418	307,961	171,682	121,330	69,400
Shareholder report expenses	10,949	82,614	3,503	22,475	7,637	3,698
Legal and audit fees	18,800	150,623	19,350	41,708	17,816	8,340
Trustees’ fees and expenses	10,387	87,866	12,531	24,714	10,973	5,128
Interest expense	1,567	324,534	6,071	15,312	6,293,777	3,238,687
Other (1)	18,072	117,753	59,923	41,995	27,287	14,250
Total Expenses	2,875,661	19,470,127	4,943,021	5,626,555	9,198,428	4,334,373
Advisory Fee Waiver (2)	-	-	(269,851)	-	-	-
Net Expenses	2,875,661	19,470,127	4,673,170	5,626,555	9,198,428	4,334,373
NET INVESTMENT INCOME (LOSS)	16,377,064	140,647,015	32,207,541	63,114,159	8,679,289	4,099,678

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	3,519,408	27,213,615	(6,626,247)	(11,246,390)	(20,846)	3,212,169
Foreign currency transactions	-	(4,976,292)	-	-	(458,234)	-
Forward foreign currency contract transactions	-	19,812,410	-	-	4,247,346	-
Futures contract transactions	-	127,683,377	-	-	(7,387,114)	(146,892)
Purchased option transactions	-	(12,767,344)	-	-	1,917,296	149,350
Swap transactions	-	(40,741,913)	-	-	(2,606,682)	115,169
Written option transactions	-	20,425,283	-	-	(1,094,822)	-
Net Realized Gain (Loss)	3,519,408	136,649,136	(6,626,247)	(11,246,390)	(5,403,056)	3,329,796

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	33,126,225	233,403,617	23,686,871	96,624,791	41,334,217	11,784,161
Foreign currencies	-	1,764,297	-	-	27,572	-
Forward foreign currency contracts	-	(12,095)	-	-	(2,331,797)	-
Futures contracts	-	(42,280,114)	-	-	3,628,590	149,120
Purchased options	-	(69,857)	-	-	(361,141)	(282,293)
Short positions	-	-	-	-	337,049	-
Swaps	-	32,515,073	-	-	(1,916,349)	763,129
Unfunded loan commitments	-	-	18,731	15,355	-	-
Written options	-	2,906,650	-	-	397,607	-
Change in Net Unrealized Appreciation (Depreciation)	33,126,225	228,227,571	23,705,602	96,640,146	41,115,748	12,414,117
NET GAIN (LOSS)	36,645,633	364,876,707	17,079,355	85,393,756	35,712,692	15,743,913
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$53,022,697	$505,523,722	$49,286,896	$148,507,915	$44,391,981	$19,843,591

Foreign taxes withheld on dividends and interest	$-	$-	$76	$911	$604	$-

(1)	Includes fund reorganization expenses of $29,486 in the Floating Rate Income Portfolio.
(2)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Floating Rate Income Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio	Comstock Portfolio	Developing Growth Portfolio	Dividend Growth Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$-	$-	$-	$26,949,931	$240,075	$24,739,645
Interest, net of foreign taxes withheld	125,446,260	40,948,409	53,703,565	220,643	16,209	278,887
Total Investment Income	125,446,260	40,948,409	53,703,565	27,170,574	256,284	25,018,532

EXPENSES
Advisory fees	12,968,107	5,520,274	6,501,977	7,025,674	1,225,614	8,490,663
Service fees - Class I	1,708,018	986,236	98,705	511,893	318,051	865,916
Support services expenses	207,703	88,939	53,042	62,968	13,119	82,792
Custodian fees and expenses	224,499	42,876	149,328	18,768	8,443	17,706
Portfolio accounting and tax fees	405,823	202,850	166,055	129,449	44,280	136,305
Shareholder report expenses	65,995	25,186	15,575	19,067	3,644	26,970
Legal and audit fees	117,229	50,285	29,615	35,710	7,391	46,817
Trustees’ fees and expenses	68,173	30,552	17,539	20,737	4,455	27,053
Interest expense	11,734,994	13,550	86,327	699	296	731
Other	106,091	45,878	38,140	31,500	10,327	39,121
Total Expenses	27,606,632	7,006,626	7,156,303	7,856,465	1,635,620	9,734,074
Advisory Fee Waiver (1)	-	-	(165,783)	(147,838)	-	-
Net Expenses	27,606,632	7,006,626	6,990,520	7,708,627	1,635,620	9,734,074
NET INVESTMENT INCOME (LOSS)	97,839,628	33,941,783	46,713,045	19,461,947	(1,379,336)	15,284,458

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions, net of foreign capital gains tax withheld	90,843,072	5,025,287	(13,489,338)	49,584,050	35,986,849	93,463,634
Foreign currency transactions	1,948,805	1,098	172,452	(14,356)	-	(3,470)
Forward foreign currency contract transactions	(2,084,787)	23,545	2,828,186	1,478,550	-	-
Futures contract transactions	(48,396,198)	1,703,596	(24,488)	-	-	-
Purchased option transactions	(966,380)	-	-	-	-	-
Swap transactions	(8,403,619)	-	(330,846)	-	-	-
Written option transactions	5,942,361	-	-	-	-	-
Net Realized Gain (Loss)	38,883,254	6,753,526	(10,844,034)	51,048,244	35,986,849	93,460,164

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities, net of deferred foreign capital gains tax	116,989,681	20,595,748	53,805,209	124,333,838	21,453,330	211,588,943
Foreign currencies	(297,833)	(79)	(147,628)	26,926	-	25,746
Forward foreign currency contracts	(10,553,814)	3,142	(2,785,701)	(1,096,285)	-	-
Futures contracts	23,707,891	(1,317,689)	-	-	-	-
Purchased options	14,519	-	-	-	-	-
Short positions	(33,130)	-	-	-	-	-
Swaps	2,487,917	-	2,269,639	-	-	-
Written options	(26,301)	-	-	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	132,288,930	19,281,122	53,141,519	123,264,479	21,453,330	211,614,689
NET GAIN (LOSS)	171,172,184	26,034,648	42,297,485	174,312,723	57,440,179	305,074,853
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$269,011,812	$59,976,431	$89,010,530	$193,774,670	$56,060,843	$320,359,311

Foreign taxes withheld on dividends and interest	$23,059	$-	$607,262	$704,514	$-	$205,908
Foreign capital gains tax withheld	-	-	100,054	-	-	-
Change in deferred foreign capital gains tax	-	-	126,195	-	-	-

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Emerging Markets Debt and Comstock Portfolios.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	Equity Index Portfolio	Focused Growth Portfolio	Growth Portfolio	Large-Cap Growth Portfolio	Large-Cap Value Portfolio	Main Street Core Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$61,686,054	$1,641,623	$11,669,350	$7,837,562	$29,067,034	$19,758,848
Interest, net of foreign taxes withheld	153,347	115,524	110,246	34,098	146,034	69,271
Total Investment Income	61,839,401	1,757,147	11,779,596	7,871,660	29,213,068	19,828,119

EXPENSES
Advisory fees	1,538,737	1,579,748	9,883,559	9,417,724	7,498,049	4,748,043
Service fees - Class I	4,849,963	433,673	1,291,248	568,714	715,923	1,196,432
Support services expenses	197,251	13,938	115,227	85,662	78,976	67,586
Custodian fees and expenses	42,309	3,392	21,941	20,570	16,855	17,429
Portfolio accounting and tax fees	288,905	45,946	180,145	145,132	135,260	120,091
Shareholder report expenses	74,914	4,188	36,736	25,923	18,557	18,164
Legal and audit fees	114,115	7,858	65,176	48,341	44,570	38,163
Trustees’ fees and expenses	65,093	4,618	38,025	28,911	26,895	22,627
Interest expense	161	1,307	2,793	8,518	32	5,674
Other	95,708	18,401	58,278	45,722	47,290	36,782
Total Expenses	7,267,156	2,113,069	11,693,128	10,395,217	8,582,407	6,270,991
Advisory Fee Waiver (1)	-	-	-	(600,732)	-	-
Net Expenses	7,267,156	2,113,069	11,693,128	9,794,485	8,582,407	6,270,991
NET INVESTMENT INCOME (LOSS)	54,572,245	(355,922)	86,468	(1,922,825)	20,630,661	13,557,128

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	96,286,685	25,012,778	174,727,211	129,869,410	183,616,614	69,300,691
Foreign currency transactions	-	(2,330)	(5,179)	(785)	30,714	20,139
Futures contract transactions	8,335,625	-	-	-	-	-
Net Realized Gain (Loss)	104,622,310	25,010,448	174,722,032	129,868,625	183,647,328	69,320,830

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	642,871,510	38,682,818	367,324,342	248,999,485	122,213,300	209,085,153
Foreign currencies	-	2,052	2,147	-	(9,913)	15,484
Futures contracts	651,947	-	-	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	643,523,457	38,684,870	367,326,489	248,999,485	122,203,387	209,100,637
NET GAIN (LOSS)	748,145,767	63,695,318	542,048,521	378,868,110	305,850,715	278,421,467
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$802,718,012	$63,339,396	$542,134,989	$376,945,285	$326,481,376	$291,978,595

Foreign taxes withheld on dividends and interest	$27,909	$10,497	$47,998	$308,758	$596,174	$203,908

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Large-Cap Growth Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	Mid-Cap Equity Portfolio	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio	Small-Cap Growth Portfolio	Small-Cap Index Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$18,978,013	$5,711,365	$19,099,224	$5,593,413	$422,003	$10,135,064
Interest, net of foreign taxes withheld	58,087	32,315	73,974	161,825	6,790	123,593
Total Investment Income	19,036,100	5,743,680	19,173,198	5,755,238	428,793	10,258,657

EXPENSES
Advisory fees	6,684,029	6,374,395	7,291,734	1,857,550	614,523	2,090,075
Service fees - Class I	739,526	684,019	218,233	156,567	-	1,036,462
Support services expenses	65,819	58,414	66,993	15,834	4,937	44,729
Custodian fees and expenses	17,257	14,780	19,309	24,737	2,898	22,797
Portfolio accounting and tax fees	115,278	103,880	118,066	98,088	32,975	111,662
Shareholder report expenses	20,157	18,741	15,723	3,481	803	15,091
Legal and audit fees	37,260	32,995	37,886	8,603	2,786	25,265
Trustees’ fees and expenses	21,925	19,529	21,914	4,938	1,699	15,253
Interest expense	2,502	173	1,217	418	37	3,097
Licensing fee	-	-	-	11,645	-	66,471
Other	34,198	33,337	39,867	7,578	2,886	29,895
Total Expenses	7,737,951	7,340,263	7,830,942	2,189,439	663,544	3,460,797
Advisory Fee Waiver (1)	-	(227,657)	-	(247,673)	-	-
Net Expenses	7,737,951	7,112,606	7,830,942	1,941,766	663,544	3,460,797
NET INVESTMENT INCOME (LOSS)	11,298,149	(1,368,926)	11,342,256	3,813,472	(234,751)	6,797,860

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	33,314,147	84,336,269	48,731,031	11,304,772	6,553,075	47,900,976
Foreign currency transactions	39	(85,167)	87	1,645	-	(103)
Futures contract transactions	-	-	-	245,670	-	3,866,769
Purchased option transactions	-	4,347,506	-	-	-	-
Written option transactions	-	(158,178)	-	-	-	-
Net Realized Gain (Loss)	33,314,186	88,440,430	48,731,118	11,552,087	6,553,075	51,767,642

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	131,152,171	197,606,234	226,311,364	39,171,325	11,659,929	103,747,570
Foreign currencies	62	65,145	211	640	-	345
Futures contracts	-	-	-	44,377	-	400,872
Change in Net Unrealized Appreciation (Depreciation)	131,152,233	197,671,379	226,311,575	39,216,342	11,659,929	104,148,787
NET GAIN (LOSS)	164,466,419	286,111,809	275,042,693	50,768,429	18,213,004	155,916,429
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$175,764,568	$284,742,883	$286,384,949	$54,581,901	$17,978,253	$162,714,289

Foreign taxes withheld on dividends and interest	$28,174	$-	$87,602	$11,654	$-	$4,885

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Mid-Cap Growth and Small-Cap Equity Portfolios.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2019

	Small-Cap Value Portfolio	Value Advantage Portfolio	Emerging Markets Portfolio	International Equity Income Portfolio (1)	International Large-Cap Portfolio	International Small-Cap Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$5,833,375	$22,931,082	$24,927,960	$-	$47,275,570	$8,993,446
Interest, net of foreign taxes withheld	42,152	75,712	237,178	-	106,786	20,333
Total Investment Income	5,875,527	23,006,794	25,165,138	-	47,382,356	9,013,779

EXPENSES
Advisory fees	2,812,053	6,037,828	11,860,370	685	13,104,172	2,894,311
Service fees - Class I	397,130	85,939	831,641	-	1,105,972	176,524
Support services expenses	24,053	58,514	94,347	93	109,699	22,089
Custodian fees and expenses	7,699	13,237	338,768	287	132,787	77,674
Portfolio accounting and tax fees	61,559	105,034	382,422	273	228,373	98,418
Shareholder report expenses	5,557	15,373	23,819	41	29,985	2,752
Legal and audit fees	13,054	33,111	53,311	46	61,819	12,448
Trustees’ fees and expenses	7,499	18,860	32,412	33	37,523	8,072
Interest expense	22	110	20,295	-	3,165	5,869
Offering expenses	-	-	-	109	-	-
Other	13,200	32,294	62,521	46	67,443	19,398
Total Expenses	3,341,826	6,400,300	13,699,906	1,613	14,880,938	3,317,555
Adviser Reimbursement (2)	-	-	-	(506)	-	-
Net Expenses	3,341,826	6,400,300	13,699,906	1,107	14,880,938	3,317,555
NET INVESTMENT INCOME (LOSS)	2,533,701	16,606,494	11,465,232	(1,107)	32,501,418	5,696,224

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions, net of foreign capital gains tax withheld	14,235,454	34,510,521	185,630,542	-	120,949,162	22,182,858
Foreign currency transactions	2	-	29,013	354	(144,436)	105,367
Futures contract transactions	-	-	1,756,691	-	90,283	1,045,363
Net Realized Gain (Loss)	14,235,456	34,510,521	187,416,246	354	120,895,009	23,333,588

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities, net of deferred foreign capital gains tax	61,678,615	166,188,441	169,326,895	(154,361)	295,242,768	55,048,885
Foreign currencies	-	-	(63,717)	(7,455)	(22,427)	(26,259)
Change in Net Unrealized Appreciation (Depreciation)	61,678,615	166,188,441	169,263,178	(161,816)	295,220,341	55,022,626
NET GAIN (LOSS)	75,914,071	200,698,962	356,679,424	(161,462)	416,115,350	78,356,214
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$78,447,772	$217,305,456	$368,144,656	($162,569)	$448,616,768	$84,052,438

Foreign taxes withheld on dividends and interest	$33,134	$13,549	$2,660,113	$-	$5,427,466	$1,095,490
Foreign capital gains tax withheld	-	-	29,257	-	16,245	-
Change in deferred foreign capital gains tax	-	-	2,062,867	-	675,878	-

(1)	Operations commenced on December 30, 2019.
(2)	Pacific Life Fund Advisors LLC reimbursed expenses for the International Equity Income Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	International Value Portfolio	Health Sciences Portfolio	Real Estate Portfolio	Technology Portfolio	Currency Strategies Portfolio	Pacific Dynamix - Conservative Growth Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$56,585,580	$4,527,909	$17,398,686	$733,069	$-	$-
Interest, net of foreign taxes withheld	153,720	34,785	13,010	31,254	8,756,537	-
Total Investment Income	56,739,300	4,562,694	17,411,696	764,323	8,756,537	-

EXPENSES
Advisory fees	10,316,831	3,520,154	5,282,985	1,553,537	4,396,324	1,091,866
Service fees - Class I	545,928	782,184	543,221	345,189	9,882	1,091,846
Support services expenses	101,691	24,992	40,434	11,135	40,374	34,994
Custodian fees and expenses	151,961	12,599	9,010	4,437	19,384	-
Portfolio accounting and tax fees	247,729	62,032	77,158	42,706	139,970	43,746
Shareholder report expenses	28,678	7,136	13,280	3,343	12,579	10,152
Legal and audit fees	57,308	14,004	22,919	6,277	21,105	18,892
Trustees’ fees and expenses	34,442	8,284	13,138	3,707	10,731	10,358
Interest expense	7,285	56	4,960	6	68,748	5
Other	59,262	25,619	23,520	20,762	15,420	17,740
Total Expenses	11,551,115	4,457,060	6,030,625	1,991,099	4,734,517	2,319,599
Advisory Fee Waiver (1)	-	-	(571,059)	-	-	-
Adviser Reimbursement (2)	-	-	-	-	-	(314,004)
Net Expenses	11,551,115	4,457,060	5,459,566	1,991,099	4,734,517	2,005,595
NET INVESTMENT INCOME (LOSS)	45,188,185	105,634	11,952,130	(1,226,776)	4,022,020	(2,005,595)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions, net of foreign capital gains tax withheld	46,462,864	23,730,617	23,338,388	10,498,754	(11,421,189)	-
Investment securities from affiliated mutual fund investments	-	-	-	-	-	23,176,126
Foreign currency transactions	(217,504)	(34,633)	-	271	5,078,608	-
Forward foreign currency contract transactions	50,932	587,844	-	-	21,902,365	-
Futures contract transactions	69,421	-	-	-	-	-
Purchased option transactions	-	-	-	40,665	-	-
Written option transactions	-	-	-	61,247	-	-
Net Realized Gain (Loss)	46,365,713	24,283,828	23,338,388	10,600,937	15,559,784	23,176,126

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities, net of deferred foreign capital gains tax	165,061,802	66,416,020	112,200,725	42,239,106	14,901,553	-
Investment securities from affiliated mutual fund investments	-	-	-	-	-	56,891,835
Foreign currencies	(84,178)	(6)	-	212	111,138	-
Forward foreign currency contracts	-	(285,772)	-	-	(29,967,688)	-
Change in Net Unrealized Appreciation (Depreciation)	164,977,624	66,130,242	112,200,725	42,239,318	(14,954,997)	56,891,835
NET GAIN (LOSS)	211,343,337	90,414,070	135,539,113	52,840,255	604,787	80,067,961
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$256,531,522	$90,519,704	$147,491,243	$51,613,479	$4,626,807	$78,062,366

Foreign taxes withheld on dividends and interest	$6,767,842	$101,471	$-	$8,129	$-	$-
Foreign capital gains tax withheld	21,697	-	-	-	-	-
Change in deferred foreign capital gains tax	250,413	-	-	-	-	-

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Real Estate Portfolio.
(2)	Pacific Life Fund Advisors LLC reimbursed expenses for the Pacific Dynamic - Conservative Growth Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	Pacific Dynamix - Moderate Growth Portfolio	Pacific Dynamix - Growth Portfolio	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate- Conservative Portfolio	Portfolio Optimization Moderate Portfolio	Portfolio Optimization Growth Portfolio
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
Total Investment Income	-	-	-	-	-	-

EXPENSES
Advisory fees	4,828,522	1,576,855	1,536,563	2,468,939	10,073,653	8,616,932
Service fees - Class I	4,828,435	1,576,827	3,073,073	4,937,794	20,146,963	17,233,569
Support services expenses	154,771	50,602	98,412	158,070	645,507	552,296
Portfolio accounting and tax fees	43,754	43,769	52,562	52,518	52,040	52,699
Shareholder report expenses	44,844	14,632	27,411	43,253	176,441	150,852
Legal and audit fees	83,534	27,311	53,200	85,354	348,631	298,476
Trustees’ fees and expenses	45,844	14,954	29,266	47,016	192,010	164,316
Interest expense	140	-	20	62	399	325
Other	41,284	21,213	30,223	48,000	132,681	119,800
Total Expenses	10,071,128	3,326,163	4,900,730	7,841,006	31,768,325	27,189,265
Adviser Reimbursement (1)	(1,220,228)	(435,967)	-	-	-	-
Net Expenses	8,850,900	2,890,196	4,900,730	7,841,006	31,768,325	27,189,265
NET INVESTMENT INCOME (LOSS)	(8,850,900)	(2,890,196)	(4,900,730)	(7,841,006)	(31,768,325)	(27,189,265)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment securities from affiliated mutual fund investments	101,664,653	37,018,348	73,758,445	154,151,666	818,034,796	736,789,873
Net Realized Gain (Loss)	101,664,653	37,018,348	73,758,445	154,151,666	818,034,796	736,789,873

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities from affiliated mutual fund investments	322,386,908	127,056,769	108,017,662	204,991,549	917,404,810	969,746,784
Change in Net Unrealized Appreciation (Depreciation)	322,386,908	127,056,769	108,017,662	204,991,549	917,404,810	969,746,784
NET GAIN (LOSS)	424,051,561	164,075,117	181,776,107	359,143,215	1,735,439,606	1,706,536,657
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$415,200,661	$161,184,921	$176,875,377	$351,302,209	$1,703,671,281	$1,679,347,392

(1)	Pacific Life Fund Advisors LLC reimbursed expenses for the Pacific Dynamix - Moderate Growth and Pacific Dynamix - Growth Portfolios.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	Portfolio Optimization Aggressive- Growth Portfolio	PSF DFA Balanced Allocation Portfolio
INVESTMENT INCOME
Dividends	$-	$4,865,850
Total Investment Income	-	4,865,850

EXPENSES
Advisory fees	1,953,049	406,004
Distribution and/or service fees - Class D	-	507,495
Service fees - Class I	3,906,031	-
Support services expenses	125,191	13,000
Portfolio accounting and tax fees	53,662	44,605
Shareholder report expenses	34,220	4,346
Legal and audit fees	67,669	7,006
Trustees’ fees and expenses	37,237	3,805
Interest expense	25	6
Other	36,046	24,166
Total Expenses	6,213,130	1,010,433
NET INVESTMENT INCOME (LOSS)	(6,213,130)	3,855,417

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	-	1,462,227
Investment securities from affiliated mutual fund investments	183,130,077	-
Capital gain distributions from mutual fund investments	-	1,331,118
Net Realized Gain (Loss)	183,130,077	2,793,345

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	-	28,705,167
Investment securities from affiliated mutual fund investments	237,188,642	-
Change in Net Unrealized Appreciation (Depreciation)	237,188,642	28,705,167
NET GAIN (LOSS)	420,318,719	31,498,512
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$414,105,589	$35,353,929

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
	Core Income Portfolio		Diversified Bond Portfolio		Floating Rate Income Portfolio
OPERATIONS
Net investment income (loss)	$16,377,064	$11,574,448	$140,647,015	$122,154,171	$32,207,541	$25,665,531
Net realized gain (loss)	3,519,408	(3,957,047)	136,649,136	(59,073,484)	(6,626,247)	(744,815)
Change in net unrealized appreciation (depreciation)	33,126,225	(14,477,313)	228,227,571	(115,664,404)	23,705,602	(21,880,985)
Net Increase (Decrease) in Net Assets Resulting from Operations	53,022,697	(6,859,912)	505,523,722	(52,583,717)	49,286,896	3,039,731
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	18,190,260	5,931,279	190,718,317	68,456,790	32,104,258	42,910,557
Class P	245,303,773	25,048,867	1,219,251,108	32,521,174	42,057,268	1,382,030
Shares issued in connection with acquisition (1)
Class I					177,212,471	-
Class P					-	-
Cost of shares repurchased
Class I	(12,252,070)	(2,680,230)	(51,081,993)	(61,100,822)	(67,899,869)	(14,754,793)
Class P	(65,934,076)	(101,018,786)	(576,619,657)	(707,023,307)	(45,550,427)	(198,210,408)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	185,307,887	(72,718,870)	782,267,775	(667,146,165)	137,923,701	(168,672,614)
NET INCREASE (DECREASE) IN NET ASSETS	238,330,584	(79,578,782)	1,287,791,497	(719,729,882)	187,210,597	(165,632,883)
NET ASSETS
Beginning of Year	315,540,796	395,119,578	3,132,487,157	3,852,217,039	457,068,816	622,701,699
End of Year	$553,871,380	$315,540,796	$4,420,278,654	$3,132,487,157	$644,279,413	$457,068,816

	High Yield Bond Portfolio		Inflation Managed Portfolio		Inflation Strategy Portfolio
OPERATIONS
Net investment income (loss)	$63,114,159	$59,392,240	$8,679,289	$21,728,689	$4,099,678	$11,302,751
Net realized gain (loss)	(11,246,390)	5,622,412	(5,403,056)	(2,875,207)	3,329,796	(3,795,539)
Change in net unrealized appreciation (depreciation)	96,640,146	(94,118,819)	41,115,748	(33,287,246)	12,414,117	(9,986,105)
Net Increase (Decrease) in Net Assets Resulting from Operations	148,507,915	(29,104,167)	44,391,981	(14,433,764)	19,843,591	(2,478,893)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	70,740,937	43,632,060	15,835,533	17,585,948	2,804,043	3,473,296
Class P	154,285,122	397,744,838	1,278,242	54,070,131	1,411,071	253,133,577
Cost of shares repurchased
Class I	(59,291,752)	(89,269,674)	(59,533,753)	(53,669,256)	(10,186,044)	(3,382,496)
Class P	(171,729,634)	(129,337,490)	(224,875,859)	(54,267,759)	(210,396,056)	(53,309,806)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,995,327)	222,769,734	(267,295,837)	(36,280,936)	(216,366,986)	199,914,571
NET INCREASE (DECREASE) IN NET ASSETS	142,512,588	193,665,567	(222,903,856)	(50,714,700)	(196,523,395)	197,435,678
NET ASSETS
Beginning of Year	1,041,250,640	847,585,073	659,709,584	710,424,284	384,463,326	187,027,648
End of Year	$1,183,763,228	$1,041,250,640	$436,805,728	$659,709,584	$187,939,931	$384,463,326

(1)	See Note 12 in Notes to Financial Statements for shares issued in connection with acquisition.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
	Managed Bond Portfolio		Short Duration Bond Portfolio		Emerging Markets Debt Portfolio
OPERATIONS
Net investment income (loss)	$97,839,628	$69,579,718	$33,941,783	$26,476,972	$46,713,045	$54,586,321
Net realized gain (loss)	38,883,254	(20,314,529)	6,753,526	(15,222,844)	(10,844,034)	(50,146,452)
Change in net unrealized appreciation (depreciation)	132,288,930	(67,706,246)	19,281,122	(888,018)	53,141,519	(71,770,338)
Net Increase (Decrease) in Net Assets Resulting from Operations	269,011,812	(18,441,057)	59,976,431	10,366,110	89,010,530	(67,330,469)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	55,827,343	55,724,634	73,274,371	60,115,386	12,328,869	15,196,439
Class P	1,188,004,253	15,364,441	680,736,692	5,674,250	5,556,848	860,224,964
Cost of shares repurchased
Class I	(137,512,353)	(89,990,178)	(112,310,265)	(63,299,475)	(7,557,893)	(14,834,670)
Class P	(301,319,682)	(465,104,497)	(401,188,326)	(1,172,193,426)	(402,839,746)	(91,135,973)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	804,999,561	(484,005,600)	240,512,472	(1,169,703,265)	(392,511,922)	769,450,760
NET INCREASE (DECREASE) IN NET ASSETS	1,074,011,373	(502,446,657)	300,488,903	(1,159,337,155)	(303,501,392)	702,120,291
NET ASSETS
Beginning of Year	2,297,318,544	2,799,765,201	1,002,703,818	2,162,040,973	1,074,679,968	372,559,677
End of Year	$3,371,329,917	$2,297,318,544	$1,303,192,721	$1,002,703,818	$771,178,576	$1,074,679,968

	Comstock Portfolio		Developing Growth Portfolio		Dividend Growth Portfolio
OPERATIONS
Net investment income (loss)	$19,461,947	$13,286,891	($1,379,336)	($1,038,277)	$15,284,458	$13,833,754
Net realized gain (loss)	51,048,244	110,633,533	35,986,849	60,539,786	93,460,164	70,604,543
Change in net unrealized appreciation (depreciation)	123,264,479	(221,542,780)	21,453,330	(42,368,605)	211,614,689	(82,171,140)
Net Increase (Decrease) in Net Assets Resulting from Operations	193,774,670	(97,622,356)	56,060,843	17,132,904	320,359,311	2,267,157
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	6,510,381	11,937,075	11,989,333	27,454,765	32,657,549	17,616,655
Class P	315,785,769	2,229,522	5,055,899	103,609	416,134,375	193,470,857
Cost of shares repurchased
Class I	(25,915,658)	(27,969,682)	(28,758,764)	(32,656,378)	(32,047,282)	(44,797,697)
Class P	(89,332,857)	(229,249,172)	(23,923,591)	(82,465,403)	(175,491,105)	(135,734,882)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	207,047,635	(243,052,257)	(35,637,123)	(87,563,407)	241,253,537	30,554,933
NET INCREASE (DECREASE) IN NET ASSETS	400,822,305	(340,674,613)	20,423,720	(70,430,503)	561,612,848	32,822,090
NET ASSETS
Beginning of Year	675,529,654	1,016,204,267	176,679,417	247,109,920	876,087,492	843,265,402
End of Year	$1,076,351,959	$675,529,654	$197,103,137	$176,679,417	$1,437,700,340	$876,087,492

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
	Equity Index Portfolio		Focused Growth Portfolio		Growth Portfolio
OPERATIONS
Net investment income (loss)	$54,572,245	$47,878,662	($355,922)	($469,558)	$86,468	$906,175
Net realized gain (loss)	104,622,310	342,716,134	25,010,448	12,719,960	174,722,032	164,341,024
Change in net unrealized appreciation (depreciation)	643,523,457	(513,523,732)	38,684,870	(3,520,432)	367,326,489	(115,549,346)
Net Increase (Decrease) in Net Assets Resulting from Operations	802,718,012	(122,928,936)	63,339,396	8,729,970	542,134,989	49,697,853
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	172,104,804	171,863,118	22,741,309	25,279,117	39,797,468	29,693,670
Class P	294,959,312	1,660,730	-	-	411,773,032	347,605,915
Cost of shares repurchased
Class I	(221,091,765)	(217,248,183)	(29,749,927)	(29,854,064)	(73,852,771)	(71,695,759)
Class P	(126,397,341)	(472,144,416)	-	-	(272,660,367)	(243,345,446)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	119,575,010	(515,868,751)	(7,008,618)	(4,574,947)	105,057,362	62,258,380
NET INCREASE (DECREASE) IN NET ASSETS	922,293,022	(638,797,687)	56,330,778	4,155,023	647,192,351	111,956,233
NET ASSETS
Beginning of Year	2,468,409,716	3,107,207,403	180,139,364	175,984,341	1,306,362,071	1,194,405,838
End of Year	$3,390,702,738	$2,468,409,716	$236,470,142	$180,139,364	$1,953,554,422	$1,306,362,071

	Large-Cap Growth Portfolio		Large-Cap Value Portfolio		Main Street Core Portfolio
OPERATIONS
Net investment income (loss)	($1,922,825)	$1,071,086	$20,630,661	$24,954,287	$13,557,128	$15,668,694
Net realized gain (loss)	129,868,625	168,320,917	183,647,328	286,294,628	69,320,830	182,848,871
Change in net unrealized appreciation (depreciation)	248,999,485	(140,343,649)	122,203,387	(459,786,930)	209,100,637	(284,061,928)
Net Increase (Decrease) in Net Assets Resulting from Operations	376,945,285	29,048,354	326,481,376	(148,538,015)	291,978,595	(85,544,363)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	28,486,764	47,276,251	17,576,629	15,986,212	5,792,913	4,941,275
Class P	29,732,661	638,105,853	2,565,324	4,356,538	7,357,159	1,407,559
Shares issued in connection with acquisition (1)
Class I					-	60,059,847
Class P					-	-
Cost of shares repurchased
Class I	(38,274,559)	(41,092,269)	(51,269,844)	(51,001,408)	(75,782,559)	(79,169,400)
Class P	(264,462,171)	(298,703,151)	(399,750,252)	(588,176,252)	(102,511,911)	(309,663,913)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(244,517,305)	345,586,684	(430,878,143)	(618,834,910)	(165,144,398)	(322,424,632)
NET INCREASE (DECREASE) IN NET ASSETS	132,427,980	374,635,038	(104,396,767)	(767,372,925)	126,834,197	(407,968,995)
NET ASSETS
Beginning of Year	1,234,818,099	860,183,061	1,315,159,135	2,082,532,060	959,857,065	1,367,826,060
End of Year	$1,367,246,079	$1,234,818,099	$1,210,762,368	$1,315,159,135	$1,086,691,262	$959,857,065

(1)	See Note 12 in Notes to Financial Statements for shares issued in connection with acquisition.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
	Mid-Cap Equity Portfolio		Mid-Cap Growth Portfolio		Mid-Cap Value Portfolio
OPERATIONS
Net investment income (loss)	$11,298,149	$6,977,112	($1,368,926)	($454,845)	$11,342,256	$12,920,920
Net realized gain (loss)	33,314,186	117,264,797	88,440,430	78,351,208	48,731,118	171,450,478
Change in net unrealized appreciation (depreciation)	131,152,233	(201,466,732)	197,671,379	(74,481,034)	226,311,575	(373,399,332)
Net Increase (Decrease) in Net Assets Resulting from Operations	175,764,568	(77,224,823)	284,742,883	3,415,329	286,384,949	(189,027,934)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	27,463,876	27,353,874	26,799,436	26,058,534	12,931,532	9,736,425
Class P	182,567,657	139,775,175	76,839,053	454,512,083	5,288,961	5,666,715
Cost of shares repurchased
Class I	(49,365,869)	(42,750,583)	(45,330,685)	(38,007,652)	(15,321,361)	(15,949,497)
Class P	(69,694,494)	(105,875,062)	(139,252,257)	(124,375,843)	(327,362,707)	(550,981,666)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	90,971,170	18,503,404	(80,944,453)	318,187,122	(324,463,575)	(551,528,023)
NET INCREASE (DECREASE) IN NET ASSETS	266,735,738	(58,721,419)	203,798,430	321,602,451	(38,078,626)	(740,555,957)
NET ASSETS
Beginning of Year	800,633,163	859,354,582	750,177,009	428,574,558	1,067,708,338	1,808,264,295
End of Year	$1,067,368,901	$800,633,163	$953,975,439	$750,177,009	$1,029,629,712	$1,067,708,338

	Small-Cap Equity Portfolio		Small-Cap Growth Portfolio		Small-Cap Index Portfolio
OPERATIONS
Net investment income (loss)	$3,813,472	$4,149,520	($234,751)	($341,210)	$6,797,860	$8,027,900
Net realized gain (loss)	11,552,087	73,366,524	6,553,075	30,560,520	51,767,642	71,520,284
Change in net unrealized appreciation (depreciation)	39,216,342	(119,194,894)	11,659,929	(36,091,428)	104,148,787	(168,885,198)
Net Increase (Decrease) in Net Assets Resulting from Operations	54,581,901	(41,678,850)	17,978,253	(5,872,118)	162,714,289	(89,337,014)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	7,925,683	10,717,765			53,520,306	63,516,514
Class P	10,981,667	150,104	1,381,610	20,068,658	1,988,653	3,307,205
Cost of shares repurchased
Class I	(9,955,717)	(25,251,635)			(62,249,886)	(79,762,006)
Class P	(47,911,449)	(227,689,151)	(65,313,840)	(78,686,032)	(145,878,853)	(89,204,508)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(38,959,816)	(242,072,917)	(63,932,230)	(58,617,374)	(152,619,780)	(102,142,795)
NET INCREASE (DECREASE) IN NET ASSETS	15,622,085	(283,751,767)	(45,953,977)	(64,489,492)	10,094,509	(191,479,809)
NET ASSETS
Beginning of Year	238,145,865	521,897,632	112,210,986	176,700,478	699,189,699	890,669,508
End of Year	$253,767,950	$238,145,865	$66,257,009	$112,210,986	$709,284,208	$699,189,699

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year/Period Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
	Small-Cap Value Portfolio		Value Advantage Portfolio		Emerging Markets Portfolio
OPERATIONS
Net investment income (loss)	$2,533,701	$1,820,449	$16,606,494	$19,556,091	$11,465,232	$14,474,182
Net realized gain (loss)	14,235,456	68,179,638	34,510,521	123,686,808	187,416,246	97,854,335
Change in net unrealized appreciation (depreciation)	61,678,615	(147,975,140)	166,188,441	(232,900,734)	169,263,178	(335,113,752)
Net Increase (Decrease) in Net Assets Resulting from Operations	78,447,772	(77,975,053)	217,305,456	(89,657,835)	368,144,656	(222,785,235)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	15,032,029	13,696,231	11,265,968	9,705,750	20,050,727	48,481,927
Class P	9,079,734	174,279	29,173,552	2,620,822	11,312,230	6,358,324
Cost of shares repurchased
Class I	(25,655,977)	(32,645,426)	(4,760,639)	(6,740,555)	(51,635,554)	(60,583,789)
Class P	(63,314,049)	(225,754,726)	(140,569,172)	(411,987,160)	(592,117,209)	(190,076,783)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(64,858,263)	(244,529,642)	(104,890,291)	(406,401,143)	(612,389,806)	(195,820,321)
NET INCREASE (DECREASE) IN NET ASSETS	13,589,509	(322,504,695)	112,415,165	(496,058,978)	(244,245,150)	(418,605,556)
NET ASSETS
Beginning of Year	364,936,337	687,441,032	824,707,245	1,320,766,223	1,701,911,403	2,120,516,959
End of Year	$378,525,846	$364,936,337	$937,122,410	$824,707,245	$1,457,666,253	$1,701,911,403

	International Equity Income Portfolio (1)		International Large-Cap Portfolio		International Small-Cap Portfolio
OPERATIONS
Net investment income (loss)	($1,107)		$32,501,418	$33,180,302	$5,696,224	$11,994,516
Net realized gain (loss)	354		120,895,009	77,007,104	23,333,588	87,079,999
Change in net unrealized appreciation (depreciation)	(161,816)		295,220,341	(337,440,285)	55,022,626	(268,846,033)
Net Increase (Decrease) in Net Assets Resulting from Operations	(162,569)		448,616,768	(227,252,879)	84,052,438	(169,771,518)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I			26,614,181	52,837,325	8,630,539	23,385,311
Class P	50,118,320		3,146,865	622,747,451	1,768,802	8,439,839
Cost of shares repurchased
Class I			(60,353,156)	(65,350,744)	(9,909,967)	(11,144,235)
Class P	-		(645,825,165)	(162,942,259)	(396,502,699)	(259,058,316)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	50,118,320		(676,417,275)	447,291,773	(396,013,325)	(238,377,401)
NET INCREASE (DECREASE) IN NET ASSETS	49,955,751		(227,800,507)	220,038,894	(311,960,887)	(408,148,919)
NET ASSETS
Beginning of Year or Period	–		1,907,506,736	1,687,467,842	588,193,581	996,342,500
End of Year or Period	$49,955,751		$1,679,706,229	$1,907,506,736	$276,232,694	$588,193,581

(1)	Operations commenced on December 30, 2019.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
	International Value Portfolio		Health Sciences Portfolio		Real Estate Portfolio
OPERATIONS
Net investment income (loss)	$45,188,185	$43,925,356	$105,634	$412,982	$11,952,130	$17,165,490
Net realized gain (loss)	46,365,713	71,804,127	24,283,828	27,228,036	23,338,388	(15,532,813)
Change in net unrealized appreciation (depreciation)	164,977,624	(384,578,551)	66,130,242	2,238,211	112,200,725	(40,158,744)
Net Increase (Decrease) in Net Assets Resulting from Operations	256,531,522	(268,849,068)	90,519,704	29,879,229	147,491,243	(38,526,067)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	15,266,413	22,612,852	15,673,445	28,101,587	21,086,340	16,799,034
Class P	7,381,704	622,598,045	-	-	262,575,553	7,780,496
Cost of shares repurchased
Class I	(23,844,669)	(24,849,170)	(60,023,315)	(65,628,198)	(42,340,516)	(49,541,353)
Class P	(366,857,260)	(132,285,497)	-	-	(82,778,459)	(91,009,335)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(368,053,812)	488,076,230	(44,349,870)	(37,526,611)	158,542,918	(115,971,158)
NET INCREASE (DECREASE) IN NET ASSETS	(111,522,290)	219,227,162	46,169,834	(7,647,382)	306,034,161	(154,497,225)
NET ASSETS
Beginning of Year	1,641,714,118	1,422,486,956	374,676,811	382,324,193	380,651,685	535,148,910
End of Year	$1,530,191,828	$1,641,714,118	$420,846,645	$374,676,811	$686,685,846	$380,651,685

	Technology Portfolio		Currency Strategies Portfolio		Pacific Dynamix - Conservative Growth Portfolio
OPERATIONS
Net investment income (loss)	($1,226,776)	($1,001,994)	$4,022,020	$3,381,762	($2,005,595)	($2,083,707)
Net realized gain (loss)	10,600,937	10,996,885	15,559,784	(6,990,143)	23,176,126	21,731,373
Change in net unrealized appreciation (depreciation)	42,239,318	(9,472,327)	(14,954,997)	62,103,062	56,891,835	(40,325,820)
Net Increase (Decrease) in Net Assets Resulting from Operations	51,613,479	522,564	4,626,807	58,494,681	78,062,366	(20,678,154)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	20,135,453	39,077,454	1,204,893	1,872,433	37,877,235	36,441,155
Class P (1)	2,551	-	423,941,797	15,650,643	56,000	-
Cost of shares repurchased
Class I	(27,921,361)	(28,506,817)	(2,067,724)	(1,301,234)	(58,941,610)	(53,620,259)
Class P (1)	-	-	(454,030,549)	(176,302,330)	-	-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,783,357)	10,570,637	(30,951,583)	(160,080,488)	(21,008,375)	(17,179,104)
NET INCREASE (DECREASE) IN NET ASSETS	43,830,122	11,093,201	(26,324,776)	(101,585,807)	57,053,991	(37,857,258)
NET ASSETS
Beginning of Year	145,496,123	134,402,922	859,426,004	961,011,811	516,503,979	554,361,237
End of Year	$189,326,245	$145,496,123	$833,101,228	$859,426,004	$573,557,970	$516,503,979

(1)	Operations commenced on October 31, 2019 for the Pacific Dynamic – Conservative Growth Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
	Pacific Dynamix - Moderate Growth Portfolio		Pacific Dynamix - Growth Portfolio		Portfolio Optimization Conservative Portfolio
OPERATIONS
Net investment income (loss)	($8,850,900)	($8,965,934)	($2,890,196)	($2,870,106)	($4,900,730)	($5,357,948)
Net realized gain (loss)	101,664,653	83,003,884	37,018,348	36,107,815	73,758,445	80,401,362
Change in net unrealized appreciation (depreciation)	322,386,908	(206,222,531)	127,056,769	(90,047,243)	108,017,662	(130,375,897)
Net Increase (Decrease) in Net Assets Resulting from Operations	415,200,661	(132,184,581)	161,184,921	(56,809,534)	176,875,377	(55,332,483)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	55,312,632	99,906,016	63,151,267	70,524,726	103,494,592	82,570,187
Class P (1)	293,250	-	81,000	-	156,000	-
Cost of shares repurchased
Class I	(186,290,302)	(130,468,967)	(73,177,248)	(69,415,700)	(245,760,406)	(333,092,758)
Class P (1)	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(130,684,420)	(30,562,951)	(9,944,981)	1,109,026	(142,109,814)	(250,522,571)
NET INCREASE (DECREASE) IN NET ASSETS	284,516,241	(162,747,532)	151,239,940	(55,700,508)	34,765,563	(305,855,054)
NET ASSETS
Beginning of Year	2,250,972,509	2,413,720,041	717,105,385	772,805,893	1,513,368,424	1,819,223,478
End of Year	$2,535,488,750	$2,250,972,509	$868,345,325	$717,105,385	$1,548,133,987	$1,513,368,424

	Portfolio Optimization Moderate-Conservative Portfolio		Portfolio Optimization Moderate Portfolio		Portfolio Optimization Growth Portfolio
OPERATIONS
Net investment income (loss)	($7,841,006)	($8,804,246)	($31,768,325)	($35,638,951)	($27,189,265)	($30,418,284)
Net realized gain (loss)	154,151,666	208,409,170	818,034,796	1,060,000,057	736,789,873	1,072,462,624
Change in net unrealized appreciation (depreciation)	204,991,549	(330,998,155)	917,404,810	(1,721,949,747)	969,746,784	(1,777,869,411)
Net Increase (Decrease) in Net Assets Resulting from Operations	351,302,209	(131,393,231)	1,703,671,281	(697,588,641)	1,679,347,392	(735,825,071)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	18,678,663	10,404,526	13,160,213	16,925,924	14,217,370	12,715,928
Class P (1)	244,000	-	994,000	-	851,000	-
Cost of shares repurchased
Class I	(367,441,321)	(454,506,143)	(1,522,051,227)	(1,668,008,718)	(1,263,373,482)	(1,428,634,739)
Class P (1)	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(348,518,658)	(444,101,617)	(1,507,897,014)	(1,651,082,794)	(1,248,305,112)	(1,415,918,811)
NET INCREASE (DECREASE) IN NET ASSETS	2,783,551	(575,494,848)	195,774,267	(2,348,671,435)	431,042,280	(2,151,743,882)
NET ASSETS
Beginning of Year	2,436,703,748	3,012,198,596	9,804,909,587	12,153,581,022	8,221,474,169	10,373,218,051
End of Year	$2,439,487,299	$2,436,703,748	$10,000,683,854	$9,804,909,587	$8,652,516,449	$8,221,474,169

(1)	Operations commenced on October 31, 2019.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
	Portfolio Optimization Aggressive-Growth Portfolio		PSF DFA Balanced Allocation Portfolio
OPERATIONS
Net investment income (loss)	($6,213,130)	($6,934,173)	$3,855,417	$3,663,990
Net realized gain (loss)	183,130,077	232,253,891	2,793,345	1,235,404
Change in net unrealized appreciation (depreciation)	237,188,642	(416,743,360)	28,705,167	(15,552,653)
Net Increase (Decrease) in Net Assets Resulting from Operations	414,105,589	(191,423,642)	35,353,929	(10,653,259)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class D			54,508,633	79,651,777
Class I	14,787,628	17,879,509
Class P (1)	194,000	-	23,000	-
Cost of shares repurchased
Class D			(8,744,534)	(9,431,829)
Class I	(303,159,882)	(290,250,030)
Class P (1)	-	-	-	-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(288,178,254)	(272,370,521)	45,787,099	70,219,948
NET INCREASE (DECREASE) IN NET ASSETS	125,927,335	(463,794,163)	81,141,028	59,566,689
NET ASSETS
Beginning of Year	1,850,215,741	2,314,009,904	161,970,715	102,404,026
End of Year	$1,976,143,076	$1,850,215,741	$243,111,743	$161,970,715

(1)	Operations commenced on October 31, 2019.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CASH FLOWS (1)

FOR THE YEAR ENDED DECEMBER 31, 2019

	Inflation Managed Portfolio	Inflation Strategy Portfolio
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from operations	$44,391,981	$19,843,591
Adjustments to reconcile net increase in net assets from operations to net cash provided by operation activities:
Purchases of long-term securities	(1,905,699,951)	(144,417,060)
Proceeds from disposition of long-term securities	2,354,636,674	561,191,944
Proceeds from securities sold short	(14,398,918)	-
Proceeds (purchases) of short-term securities, net	55,586,572	95,798,604
Proceeds (purchases) from foreign currency transactions	3,816,684	-
(Increase) decrease in dividends and interest receivable	1,922,631	995,460
(Increase) decrease in receivable for securities sold	99,076,097	-
(Increase) decrease in swap agreements	1,187	31,996
(Increase) decrease in variation margin on futures contracts	(431,961)	22,059
(Increase) decrease in variation margin on swap agreements	(280,711)	(16,117)
(Increase) decrease in swaps premiums	(21,039)	-
(Increase) decrease in prepaid expenses and other assets	867	532
Increase (decrease) in payable for securities purchased	(95,879,278)
Increase (decrease) in payable due to custodian	(5,776,057)	(18,554)
Increase (decrease) in payable due to brokers	(2,585,000)	(2,462,668)
Increase (decrease) in accrued advisory fees	(77,960)	(60,441)
Increase (decrease) in accrued service fees	(10,230)	(846)
Increase (decrease) in accrued support service expenses	(3,370)	(3,069)
Increase (decrease) in accrued custodian, and portfolio accounting and tax fees	(13,722)	(16,027)
Increase (decrease) in accrued shareholder report expenses	(6,304)	(3,774)
Increase (decrease) in accrued trustees’ fees and expenses and deferred compensation	352	(441)
Increase (decrease) in accrued dividends and/or interest payable (2)	-	(1,221,007)
Increase (decrease) in accrued other	(7,261)	(4,652)
Increase (decrease) in other liabilities	(327)	-
Change in net unrealized (appreciation) depreciation on investments securities	(41,334,217)	(11,784,161)
Change in net unrealized (appreciation) depreciation on foreign currencies	(27,572)	-
Change in net unrealized (appreciation) depreciation on forward foreign currency contracts	2,331,797	-
Change in net unrealized (appreciation) depreciation on purchased options	361,141	282,293
Change in net unrealized (appreciation) depreciation on short positions	(337,049)	-
Change in net unrealized (appreciation) depreciation on swaps (3)	(236,826)	(909,917)
Change in net unrealized (appreciation) depreciation on written options	(397,607)	-
Net realized (gain) loss on investment securities	20,846	(3,212,169)
Net realized (gain) loss on foreign currencies	458,234	-
Net realized (gain) loss on forward foreign currency contracts	(4,247,346)	-
Net realized (gain) loss on purchased options	(1,917,296)	(149,350)
Net realized (gain) loss on written options	1,094,822	-
Net amortization on investments	2,801,501	(2,424,235)
Net cash provided by (used in) operating activities	492,811,384	511,461,991

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	17,052,670	4,214,886
Payments on shares redeemed	(285,477,762)	(221,086,007)
Increase (decrease) in payable for reverse repurchase agreements	-	(295,928,318)
Proceeds from sale-buyback financing activities	4,555,398,406	-
Payment on sale-buyback financing transactions	(4,784,945,322)	-
Net cash provided by (used in) financing activities	(497,972,008)	(512,799,439)

NET (INCREASE) DECREASE IN CASH AND FOREIGN CURRENCY	(5,160,624)	(1,337,448)

CASH AND FOREIGN CURRENCY:
Beginning of Year	8,799,580	1,478,347
End of Year (4)	$3,638,956	$140,899

(1)

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statement of Cash Flows are the amount included within the Statements of Assets and Liabilities and include cash and foreign currency, if any, on hand at the custodian bank and do not include any short-term investments. The Inflation Managed and Inflation Strategy Portfolios have not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other portfolios have met the exemption criteria.

(2)	Interest paid by the Inflation Managed and Inflation Strategy Portfolios was $6,293,777 and $4,459,694, respectively.
(3)	Excludes centrally cleared swaps included in variation margin.
(4)	Includes cash (segregated for derivative investments) for the Inflation Managed and Inflation Strategy Portfolios of $1,788,000 and $0, respectively.

See Notes to Financial Statements

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (5)	Total Returns (6)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Core Income
Class I
2019	$10.46	$0.33	$0.82	$1.15	$-	$-	$-	$11.61	0.74%	0.74%	2.98%	10.92%		$29,951	78%
2018	10.67	0.33	(0.54)	(0.21)	-	-	-	10.46	0.75%	0.75%	3.10%	(1.94%	)	21,244	83%
2017	10.16	0.28	0.23	0.51	-	-	-	10.67	0.74%	0.74%	2.69%	5.01%		18,368	73%
2016	9.66	0.28	0.22	0.50	-	-	-	10.16	0.75%	0.75%	2.73%	5.24%		6,489	69%
04/27/2015 - 12/31/2015	10.00	0.19	(0.53)	(0.34)	-	-	-	9.66	0.73%	0.73%	2.87%	(3.43%	)	2,318	42%
Class P
2019	10.54	0.36	0.82	1.18	-	-	-	11.72	0.55%	0.55%	3.17%	11.15%		523,920	78%
2018	10.73	0.35	(0.54)	(0.19)	-	-	-	10.54	0.55%	0.55%	3.28%	(1.75%	)	294,297	83%
2017	10.20	0.30	0.23	0.53	-	-	-	10.73	0.55%	0.55%	2.89%	5.21%		376,752	73%
2016	9.67	0.30	0.23	0.53	-	-	-	10.20	0.55%	0.55%	2.93%	5.45%		353,033	69%
04/27/2015 - 12/31/2015	10.00	0.20	(0.53)	(0.33)	-	-	-	9.67	0.55%	0.55%	2.96%	(3.30%	)	390,193	42%
Diversified Bond
Class I
2019	$9.76	$0.34	$0.93	$1.27	$-	$-	$-	$11.03	0.65%	0.65%	3.21%	13.00%		$568,139	276%
2018	9.90	0.33	(0.47)	(0.14)	-	-	-	9.76	0.65%	0.65%	3.37%	(1.36%	)	378,733	260%
2017	9.26	0.30	0.34	0.64	-	-	-	9.90	0.64%	0.64%	3.14%	6.88%		376,640	237%
2016	8.82	0.31	0.13	0.44	-	-	-	9.26	0.64%	0.64%	3.33%	5.04%		266,568	182%
2015	8.72	0.27	(0.17)	0.10	-	-	-	8.82	0.64%	0.64%	3.00%	1.05%		244,154	224%
Class P
2019	13.17	0.48	1.26	1.74	-	-	-	14.91	0.45%	0.45%	3.41%	13.22%		3,852,139	276%
2018	13.32	0.46	(0.61)	(0.15)	-	-	-	13.17	0.45%	0.45%	3.56%	(1.16%	)	2,753,754	260%
2017	12.44	0.43	0.45	0.88	-	-	-	13.32	0.44%	0.44%	3.34%	7.09%		3,475,577	237%
2016	11.82	0.44	0.18	0.62	-	-	-	12.44	0.44%	0.44%	3.53%	5.25%		3,556,290	182%
2015	11.67	0.38	(0.23)	0.15	-	-	-	11.82	0.44%	0.44%	3.19%	1.25%		3,371,987	224%
Floating Rate Income
Class I
2019	$11.65	$0.62	$0.32	$0.94	$-	$-	$-	$12.59	0.93%	0.88%	5.07%	8.11%		$250,135	105%
2018	11.65	0.58	(0.58)	-	-	-	-	11.65	0.94%	0.94%	4.86%	(0.03%	)	90,147	117%
2017	11.23	0.52	(0.10)	0.42	-	-	-	11.65	0.92%	0.92%	4.53%	3.76%		62,641	102%
2016	10.36	0.45	0.42	0.87	-	-	-	11.23	0.91%	0.91%	4.20%	8.38%		51,273	102%
2015	10.27	0.40	(0.31)	0.09	-	-	-	10.36	0.91%	0.91%	3.87%	0.86%		46,950	59%
Class P
2019	11.78	0.66	0.32	0.98	-	-	-	12.76	0.73%	0.68%	5.29%	8.30%		394,144	105%
2018	11.76	0.59	(0.57)	0.02	-	-	-	11.78	0.73%	0.73%	4.92%	0.17%		366,922	117%
2017	11.31	0.52	(0.07)	0.45	-	-	-	11.76	0.72%	0.72%	4.52%	3.97%		560,060	102%
2016	10.41	0.47	0.43	0.90	-	-	-	11.31	0.71%	0.71%	4.34%	8.60%		316,412	102%
2015	10.30	0.43	(0.32)	0.11	-	-	-	10.41	0.71%	0.71%	4.06%	1.06%		411,419	59%
High Yield Bond
Class I
2019	$7.78	$0.45	$0.64	$1.09	$-	$-	$-	$8.87	0.64%	0.64%	5.32%	13.98%		$319,345	59%
2018	8.05	0.42	(0.69)	(0.27)	-	-	-	7.78	0.63%	0.63%	5.27%	(3.27%	)	269,670	43%
2017	7.47	0.39	0.19	0.58	-	-	-	8.05	0.63%	0.63%	5.02%	7.75%		324,869	46%
2016	6.47	0.38	0.62	1.00	-	-	-	7.47	0.64%	0.64%	5.47%	15.37%		320,486	54%
2015	6.79	0.39	(0.71)	(0.32)	-	-	-	6.47	0.63%	0.63%	5.66%	(4.64%	)	283,940	42%
Class P
2019	8.51	0.51	0.70	1.21	-	-	-	9.72	0.44%	0.44%	5.52%	14.21%		864,418	59%
2018	8.78	0.48	(0.75)	(0.27)	-	-	-	8.51	0.43%	0.43%	5.48%	(3.08%	)	771,581	43%
2017	8.14	0.45	0.19	0.64	-	-	-	8.78	0.43%	0.43%	5.23%	7.96%		522,717	46%
2016	7.04	0.43	0.67	1.10	-	-	-	8.14	0.44%	0.44%	5.70%	15.59%		568,522	54%
2015	7.37	0.44	(0.77)	(0.33)	-	-	-	7.04	0.43%	0.43%	5.86%	(4.45%	)	757,568	42%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets					Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)		Net Investment Income (Loss) (5)		Total Returns (6)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Inflation Managed
Class I
2019	$10.32	$0.20	$0.70	$0.90	$-	$-	$-	$11.22	1.93%	1.93%	(7)	1.88%		8.64%		$278,484	284%
2018	10.55	0.31	(0.54)	(0.23)	-	-	-	10.32	1.56%	1.56%		2.94%		(2.15%	)	297,483	256%
2017	10.18	0.26	0.11	0.37	-	-	-	10.55	1.13%	1.13%		2.52%		3.68%		340,629	193%
2016	9.68	0.23	0.27	0.50	-	-	-	10.18	0.97%	0.97%		2.29%		5.12%		347,022	152%
2015	9.99	0.07	(0.38)	(0.31)	-	-	-	9.68	0.80%	0.80%		0.66%		(3.06%	)	376,279	63%
Class P
2019	11.71	0.19	0.85	1.04	-	-	-	12.75	1.73%	1.73%	(7)	1.55%		8.86%		158,321	284%
2018	11.95	0.38	(0.62)	(0.24)	-	-	-	11.71	1.36%	1.36%		3.18%		(1.96%	)	362,227	256%
2017	11.50	0.32	0.13	0.45	-	-	-	11.95	0.93%	0.93%		2.70%		3.89%		369,795	193%
2016	10.92	0.30	0.28	0.58	-	-	-	11.50	0.77%	0.77%		2.63%		5.33%		479,187	152%
2015	11.24	0.03	(0.35)	(0.32)	-	-	-	10.92	0.60%	0.60%		0.27%		(2.87%	)	324,242	63%
Inflation Strategy
Class I
2019	$10.04	$0.23	$0.58	$0.81	$-	$-	$-	$10.85	2.03%	2.03%	(7)	2.19%		7.81%		$16,221	52%
2018	10.19	0.27	(0.42)	(0.15)	-	-	-	10.04	2.13%	2.13%		2.73%		(1.54%	)	21,871	62%
2017	9.88	0.17	0.14	0.31	-	-	-	10.19	0.83%	0.83%		1.66%		3.15%		22,121	97%
2016	9.70	0.04	0.14	0.18	-	-	-	9.88	0.66%	0.66%		0.44%		1.86%		16,925	198%
2015	10.02	(0.07)	(0.25)	(0.32)	-	-	-	9.70	0.63%	0.63%		(0.65%	)	(3.21%	)	19,249	528%
Class P
2019	10.28	0.18	0.67	0.85	-	-	-	11.13	1.83%	1.83%	(7)	1.71%		8.02%		171,719	52%
2018	10.42	0.32	(0.46)	(0.14)	-	-	-	10.28	1.97%	1.97%		3.12%		(1.34%	)	362,592	62%
2017	10.08	0.19	0.15	0.34	-	-	-	10.42	0.61%	0.61%		1.84%		3.35%		164,907	97%
2016	9.88	0.06	0.14	0.20	-	-	-	10.08	0.46%	0.46%		0.61%		2.06%		210,495	198%
2015	10.18	(0.09)	(0.21)	(0.30)	-	-	-	9.88	0.42%	0.42%		(0.85%	)	(3.02%	)	244,407	528%
Managed Bond
Class I
2019	$12.70	$0.38	$0.70	$1.08	$-	$-	$-	$13.78	1.00%	1.00%	(7)	2.87%		8.49%		$829,816	606%
2018	12.78	0.33	(0.41)	(0.08)	-	-	-	12.70	1.04%	1.04%		2.65%		(0.60%	)	840,708	608%
2017	12.20	0.32	0.26	0.58	-	-	-	12.78	0.69%	0.69%		2.55%		4.72%		880,799	636%
2016	11.86	0.32	0.02	0.34	-	-	-	12.20	0.67%	0.67%		2.66%		2.87%		858,051	485%
2015	11.80	0.31	(0.25)	0.06	-	-	-	11.86	0.64%	0.64%		2.56%		0.56%		918,041	459%
Class P
2019	14.00	0.46	0.76	1.22	-	-	-	15.22	0.80%	0.80%	(7)	3.08%		8.71%		2,541,514	606%
2018	14.06	0.39	(0.45)	(0.06)	-	-	-	14.00	0.84%	0.84%		2.83%		(0.40%	)	1,456,611	608%
2017	13.40	0.38	0.28	0.66	-	-	-	14.06	0.49%	0.49%		2.75%		4.93%		1,918,966	636%
2016	13.00	0.38	0.02	0.40	-	-	-	13.40	0.48%	0.48%		2.85%		3.08%		2,326,067	485%
2015	12.90	0.36	(0.26)	0.10	-	-	-	13.00	0.44%	0.44%		2.77%		0.76%		2,225,069	459%
Short Duration Bond
Class I
2019	$9.95	$0.24	$0.18	$0.42	$-	$-	$-	$10.37	0.64%	0.64%		2.33%		4.22%		$465,453	131%
2018	9.84	0.20	(0.09)	0.11	-	-	-	9.95	0.64%	0.64%		2.00%		1.14%		483,827	101%
2017	9.71	0.14	(0.01)	0.13	-	-	-	9.84	0.63%	0.63%		1.38%		1.26%		481,572	52%
2016	9.55	0.11	0.05	0.16	-	-	-	9.71	0.63%	0.63%		1.15%		1.69%		419,185	112%
2015	9.52	0.10	(0.07)	0.03	-	-	-	9.55	0.63%	0.63%		1.09%		0.31%		423,794	93%
Class P
2019	10.34	0.27	0.19	0.46	-	-	-	10.80	0.43%	0.43%		2.53%		4.43%		837,740	131%
2018	10.20	0.21	(0.07)	0.14	-	-	-	10.34	0.43%	0.43%		2.07%		1.34%		518,877	101%
2017	10.06	0.16	(0.02)	0.14	-	-	-	10.20	0.43%	0.43%		1.58%		1.46%		1,680,469	52%
2016	9.87	0.13	0.06	0.19	-	-	-	10.06	0.43%	0.43%		1.34%		1.89%		1,234,505	112%
2015	9.82	0.12	(0.07)	0.05	-	-	-	9.87	0.43%	0.43%		1.26%		0.51%		710,833	93%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (5)		Total Returns (6)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Emerging Markets Debt
Class I
2019	$11.64	$0.68	$0.43	$1.11	$-	$-	$-	$12.75	1.05%	1.03%	5.48%		9.52%		$54,255	55%
2018	12.31	0.66	(1.33)	(0.67)	-	-	-	11.64	1.04%	1.04%	5.57%		(5.45%	)	45,110	46%
2017	10.89	0.78	0.64	1.42	-	-	-	12.31	1.06%	1.06%	6.58%		13.09%		47,555	58%
2016	9.30	0.79	0.80	1.59	-	-	-	10.89	1.05%	1.05%	7.56%		17.02%		21,531	73%
2015	9.74	0.63	(1.07)	(0.44)	-	-	-	9.30	1.04%	1.04%	6.42%		(4.42%	)	15,366	86%
Class P
2019	11.80	0.71	0.43	1.14	-	-	-	12.94	0.85%	0.83%	5.63%		9.74%		716,924	55%
2018	12.45	0.67	(1.32)	(0.65)	-	-	-	11.80	0.84%	0.83%	5.66%		(5.26%	)	1,029,570	46%
2017	10.98	0.81	0.66	1.47	-	-	-	12.45	0.86%	0.86%	6.83%		13.32%		325,005	58%
2016	9.37	0.81	0.80	1.61	-	-	-	10.98	0.85%	0.85%	7.83%		17.25%		576,440	73%
2015	9.78	0.64	(1.05)	(0.41)	-	-	-	9.37	0.84%	0.84%	6.54%		(4.23%	)	826,982	86%
Comstock
Class I
2019	$13.86	$0.29	$3.13	$3.42	$-	$-	$-	$17.28	0.94%	0.93%	1.84%		24.72%		$268,920	31%
2018	15.81	0.23	(2.18)	(1.95)	-	-	-	13.86	0.94%	0.93%	1.44%		(12.37%	)	232,352	19%
2017	13.43	0.19	2.19	2.38	-	-	-	15.81	0.94%	0.92%	1.33%		17.76%		280,712	13%
2016	11.43	0.24	1.76	2.00	-	-	-	13.43	0.94%	0.93%	2.07%		17.50%		267,692	16%
2015	12.17	0.16	(0.90)	(0.74)	-	-	-	11.43	0.93%	0.91%	1.37%		(6.05%	)	252,449	15%
Class P
2019	15.85	0.37	3.59	3.96	-	-	-	19.81	0.75%	0.73%	2.02%		24.97%		807,432	31%
2018	18.05	0.30	(2.50)	(2.20)	-	-	-	15.85	0.74%	0.73%	1.63%		(12.20%	)	443,178	19%
2017	15.30	0.25	2.50	2.75	-	-	-	18.05	0.74%	0.73%	1.54%		18.00%		735,493	13%
2016	12.99	0.30	2.01	2.31	-	-	-	15.30	0.74%	0.73%	2.31%		17.73%		823,679	16%
2015	13.80	0.21	(1.02)	(0.81)	-	-	-	12.99	0.73%	0.71%	1.56%		(5.86%	)	971,039	15%
Developing Growth
Class I
2019	$16.02	($0.15)	$5.27	$5.12	$-	$-	$-	$21.14	0.84%	0.84%	(0.72%	)	31.90%		$155,017	99%
2018	15.18	(0.10)	0.94	0.84	-	-	-	16.02	0.84%	0.84%	(0.55%	)	5.55%		130,454	102%
2017	11.66	(0.06)	3.58	3.52	-	-	-	15.18	0.83%	0.83%	(0.44%	)	30.21%		128,927	97%
2016	11.95	(0.03)	(0.26)	(0.29)	-	-	-	11.66	0.83%	0.83%	(0.28%	)	(2.46%	)	112,101	190%
2015	13.04	(0.06)	(1.03)	(1.09)	-	-	-	11.95	0.83%	0.83%	(0.47%	)	(8.35%	)	128,164	191%
Class P
2019	18.89	(0.12)	6.19	6.07	-	-	-	24.96	0.64%	0.64%	(0.52%	)	32.17%		42,086	99%
2018	17.86	(0.07)	1.10	1.03	-	-	-	18.89	0.64%	0.64%	(0.33%	)	5.75%		46,225	102%
2017	13.69	(0.04)	4.21	4.17	-	-	-	17.86	0.64%	0.64%	(0.24%	)	30.47%		118,183	97%
2016	14.01	(0.02)	(0.30)	(0.32)	-	-	-	13.69	0.63%	0.63%	(0.19%	)	(2.27%	)	124,319	190%
2015	15.25	(0.04)	(1.20)	(1.24)	-	-	-	14.01	0.63%	0.63%	(0.25%	)	(8.17%	)	399,767	191%
Dividend Growth
Class I
2019	$19.78	$0.25	$5.82	$6.07	$-	$-	$-	$25.85	0.88%	0.88%	1.06%		30.64%		$487,210	23%
2018	20.04	0.27	(0.53)	(0.26)	-	-	-	19.78	0.89%	0.89%	1.32%		(1.28%	)	373,346	27%
2017	16.83	0.19	3.02	3.21	-	-	-	20.04	0.89%	0.89%	1.05%		19.07%		404,609	18%
2016	15.10	0.22	1.51	1.73	-	-	-	16.83	0.89%	0.89%	1.42%		11.46%		362,404	25%
2015	14.79	0.17	0.14	0.31	-	-	-	15.10	0.89%	0.89%	1.15%		2.09%		315,128	23%
Class P
2019	21.71	0.32	6.39	6.71	-	-	-	28.42	0.69%	0.69%	1.25%		30.90%		950,491	23%
2018	21.95	0.35	(0.59)	(0.24)	-	-	-	21.71	0.70%	0.70%	1.55%		(1.09%	)	502,741	27%
2017	18.40	0.25	3.30	3.55	-	-	-	21.95	0.69%	0.69%	1.25%		19.31%		438,657	18%
2016	16.47	0.28	1.65	1.93	-	-	-	18.40	0.70%	0.70%	1.62%		11.68%		461,980	25%
2015	16.10	0.22	0.15	0.37	-	-	-	16.47	0.69%	0.69%	1.32%		2.29%		372,191	23%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (5)		Total Returns (6)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Equity Index
Class I
2019	$59.92	$1.22	$17.41	$18.63	$-	$-	$-	$78.55	0.28%	0.28%	1.74%		31.10%		$2,672,446	6%
2018	62.89	1.08	(4.05)	(2.97)	-	-	-	59.92	0.28%	0.28%	1.66%		(4.73%	)	2,077,180	4%
2017	51.77	1.00	10.12	11.12	-	-	-	62.89	0.28%	0.28%	1.74%		21.48%		2,223,044	4%
2016	46.39	0.93	4.45	5.38	-	-	-	51.77	0.28%	0.28%	1.93%		11.61%		1,654,721	8%
2015	45.86	0.85	(0.32)	0.53	-	-	-	46.39	0.28%	0.28%	1.82%		1.14%		1,492,171	9%
Class P
2019	61.88	1.40	18.01	19.41	-	-	-	81.29	0.08%	0.08%	1.91%		31.36%		718,257	6%
2018	64.82	1.24	(4.18)	(2.94)	-	-	-	61.88	0.08%	0.08%	1.85%		(4.54%	)	391,230	4%
2017	53.26	1.14	10.42	11.56	-	-	-	64.82	0.08%	0.08%	1.93%		21.72%		884,163	4%
2016	47.62	1.05	4.59	5.64	-	-	-	53.26	0.08%	0.08%	2.12%		11.83%		683,382	8%
2015	46.99	0.95	(0.32)	0.63	-	-	-	47.62	0.08%	0.08%	2.00%		1.34%		517,028	9%
Focused Growth
Class I
2019	$28.09	($0.06)	$10.03	$9.97	$-	$-	$-	$38.06	0.97%	0.97%	(0.16%	)	35.46%		$236,437	40%
2018	26.76	(0.07)	1.40	1.33	-	-	-	28.09	0.97%	0.97%	(0.24%	)	4.99%		180,115	41%
2017	20.66	(0.04)	6.14	6.10	-	-	-	26.76	0.97%	0.97%	(0.17%	)	29.50%		175,961	59%
2016	20.19	(0.03)	0.50	0.47	-	-	-	20.66	0.98%	0.98%	(0.15%	)	2.35%		135,803	58%
2015	18.34	(0.03)	1.88	1.85	-	-	-	20.19	0.97%	0.97%	(0.14%	)	10.09%		156,113	59%
Class P
2019	28.56	0.02	10.19	10.21	-	-	-	38.77	0.76%	0.76%	0.05%		35.75%		33	40%
2018	27.14	(0.01)	1.43	1.42	-	-	-	28.56	0.76%	0.76%	(0.03%	)	5.21%		24	41%
2017	20.92	0.01	6.21	6.22	-	-	-	27.14	0.76%	0.76%	0.04%		29.77%		23	59%
2016	20.39	0.01	0.52	0.53	-	-	-	20.92	0.76%	0.76%	0.07%		2.57%		18	58%
2015	18.48	0.01	1.90	1.91	-	-	-	20.39	0.76%	0.76%	0.07%		10.32%		17	59%
Growth
Class I
2019	$28.94	($0.04)	$11.07	$11.03	$-	$-	$-	$39.97	0.78%	0.78%	(0.12%	)	38.13%		$709,513	28%
2018	28.26	(0.02)	0.70	0.68	-	-	-	28.94	0.78%	0.78%	(0.05%	)	2.40%		541,763	33%
2017	21.47	0.03	6.76	6.79	-	-	-	28.26	0.78%	0.78%	0.10%		31.64%		567,360	21%
2016	21.00	0.02	0.45	0.47	-	-	-	21.47	0.78%	0.78%	0.10%		2.21%		450,925	23%
2015	19.54	0.02	1.44	1.46	-	-	-	21.00	0.77%	0.77%	0.08%		7.46%		487,704	40%
Class P
2019	31.23	0.03	11.96	11.99	-	-	-	43.22	0.58%	0.58%	0.08%		38.41%		1,244,042	28%
2018	30.43	0.05	0.75	0.80	-	-	-	31.23	0.58%	0.58%	0.14%		2.61%		764,599	33%
2017	23.07	0.08	7.28	7.36	-	-	-	30.43	0.58%	0.58%	0.30%		31.90%		627,046	21%
2016	22.53	0.07	0.47	0.54	-	-	-	23.07	0.58%	0.58%	0.29%		2.42%		528,725	23%
2015	20.92	0.06	1.55	1.61	-	-	-	22.53	0.58%	0.58%	0.28%		7.68%		658,081	40%
Large-Cap Growth
Class I
2019	$11.19	($0.04)	$3.66	$3.62	$-	$-	$-	$14.81	0.94%	0.89%	(0.30%	)	32.34%		$308,203	42%
2018	10.98	(0.01)	0.22	0.21	-	-	-	11.19	0.93%	0.89%	(0.09%	)	1.89%		241,246	65%
2017	8.21	(0.01)	2.78	2.77	-	-	-	10.98	0.94%	0.90%	(0.12%	)	33.69%		231,786	48%
2016	8.17	(0.01)	0.05	0.04	-	-	-	8.21	0.94%	0.90%	(0.12%	)	0.51%		174,148	85%
2015	7.70	(0.02)	0.49	0.47	-	-	-	8.17	0.93%	0.89%	(0.20%	)	6.09%		210,294	70%
Class P
2019	13.17	(0.02)	4.32	4.30	-	-	-	17.47	0.74%	0.69%	(0.10%	)	32.61%		1,059,043	42%
2018	12.90	0.02	0.25	0.27	-	-	-	13.17	0.74%	0.69%	0.12%		2.09%		993,572	65%
2017	9.63	0.01	3.26	3.27	-	-	-	12.90	0.74%	0.70%	0.07%		33.96%		628,397	48%
2016	9.56	0.01	0.06	0.07	-	-	-	9.63	0.74%	0.70%	0.08%		0.71%		768,176	85%
2015	9.00	- (8)	0.56	0.56	-	-	-	9.56	0.73%	0.69%	(-%	) (8)	6.30%		995,060	70%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (5)		Total Returns (6)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Large-Cap Value
Class I
2019	$20.05	$0.35	$5.36	$5.71	$-	$-	$-	$25.76	0.84%	0.84%	1.52%		28.46%		$377,392	10%
2018	22.12	0.30	(2.37)	(2.07)	-	-	-	20.05	0.83%	0.83%	1.36%		(9.35%	)	322,823	13%
2017	19.41	0.26	2.45	2.71	-	-	-	22.12	0.82%	0.82%	1.26%		13.95%		391,088	10%
2016	17.20	0.26	1.95	2.21	-	-	-	19.41	0.83%	0.83%	1.48%		12.87%		371,901	12%
2015	17.73	0.24	(0.77)	(0.53)	-	-	-	17.20	0.82%	0.82%	1.38%		(2.99%	)	370,309	9%
Class P
2019	22.00	0.44	5.88	6.32	-	-	-	28.32	0.64%	0.64%	1.73%		28.72%		833,371	10%
2018	24.23	0.37	(2.60)	(2.23)	-	-	-	22.00	0.63%	0.63%	1.54%		(9.17%	)	992,336	13%
2017	21.22	0.33	2.68	3.01	-	-	-	24.23	0.62%	0.62%	1.46%		14.17%		1,691,444	10%
2016	18.76	0.33	2.13	2.46	-	-	-	21.22	0.63%	0.63%	1.69%		13.09%		1,671,640	12%
2015	19.30	0.30	(0.84)	(0.54)	-	-	-	18.76	0.62%	0.62%	1.57%		(2.79%	)	1,516,950	9%
Main Street Core
Class I
2019	$35.70	$0.51	$10.96	$11.47	$-	$-	$-	$47.17	0.68%	0.68%	1.20%		32.13%		$626,936	42%
2018	38.70	0.50	(3.50)	(3.00)	-	-	-	35.70	0.68%	0.68%	1.27%		(7.74%	)	533,368	62%
2017	33.05	0.47	5.18	5.65	-	-	-	38.70	0.68%	0.68%	1.30%		17.08%		590,847	37%
2016	29.56	0.46	3.03	3.49	-	-	-	33.05	0.68%	0.68%	1.51%		11.83%		565,181	29%
2015	28.60	0.35	0.61	0.96	-	-	-	29.56	0.67%	0.67%	1.21%		3.35%		551,063	44%
Class P
2019	39.73	0.66	12.21	12.87	-	-	-	52.60	0.48%	0.48%	1.40%		32.40%		459,756	42%
2018	42.98	0.63	(3.88)	(3.25)	-	-	-	39.73	0.48%	0.48%	1.44%		(7.56%	)	426,489	62%
2017	36.64	0.60	5.74	6.34	-	-	-	42.98	0.48%	0.48%	1.50%		17.32%		776,979	37%
2016	32.70	0.57	3.37	3.94	-	-	-	36.64	0.48%	0.48%	1.69%		12.05%		736,645	29%
2015	31.57	0.45	0.68	1.13	-	-	-	32.70	0.47%	0.47%	1.40%		3.56%		829,214	44%
Mid-Cap Equity
Class I
2019	$19.06	$0.21	$3.76	$3.97	$-	$-	$-	$23.03	0.88%	0.88%	0.97%		20.84%		$365,156	166%
2018	21.11	0.14	(2.19)	(2.05)	-	-	-	19.06	0.88%	0.88%	0.64%		(9.72%	)	319,749	146%
2017	16.98	0.09	4.04	4.13	-	-	-	21.11	0.88%	0.88%	0.46%		24.27%		369,225	74%
2016	14.34	0.14	2.50	2.64	-	-	-	16.98	0.88%	0.88%	0.95%		18.42%		327,162	133%
2015	14.12	0.15	0.07	0.22	-	-	-	14.34	0.87%	0.87%	1.01%		1.57%		302,950	165%
Class P
2019	23.48	0.32	4.62	4.94	-	-	-	28.42	0.68%	0.68%	1.17%		21.09%		702,213	166%
2018	25.95	0.22	(2.69)	(2.47)	-	-	-	23.48	0.68%	0.68%	0.84%		(9.54%	)	480,884	146%
2017	20.84	0.15	4.96	5.11	-	-	-	25.95	0.68%	0.68%	0.65%		24.52%		490,130	74%
2016	17.56	0.20	3.08	3.28	-	-	-	20.84	0.68%	0.68%	1.10%		18.66%		753,255	133%
2015	17.26	0.20	0.10	0.30	-	-	-	17.56	0.68%	0.68%	1.13%		1.77%		543,913	165%
Mid-Cap Growth
Class I
2019	$13.22	($0.04)	$5.12	$5.08	$-	$-	$-	$18.30	0.93%	0.91%	(0.27%	)	38.45%		$367,697	24%
2018	13.19	(0.02)	0.05	0.03	-	-	-	13.22	0.93%	0.90%	(0.17%	)	0.16%		280,053	55%
2017	10.35	- (8)	2.84	2.84	-	-	-	13.19	0.93%	0.90%	0.03%		27.49%		290,867	25%
2016	9.74	0.03	0.58	0.61	-	-	-	10.35	0.93%	0.90%	0.26%		6.27%		231,917	26%
2015	10.33	0.02	(0.61)	(0.59)	-	-	-	9.74	0.93%	0.88%	0.23%		(5.73%	)	245,837	42%
Class P
2019	14.48	(0.01)	5.62	5.61	-	-	-	20.09	0.73%	0.71%	(0.08%	)	38.73%		586,278	24%
2018	14.43	- (8)	0.05	0.05	-	-	-	14.48	0.73%	0.71%	0.02%		0.36%		470,124	55%
2017	11.30	0.02	3.11	3.13	-	-	-	14.43	0.73%	0.71%	0.20%		27.74%		137,708	25%
2016	10.61	0.05	0.64	0.69	-	-	-	11.30	0.73%	0.70%	0.42%		6.48%		198,792	26%
2015	11.23	0.04	(0.66)	(0.62)	-	-	-	10.61	0.73%	0.68%	0.36%		(5.54%	)	333,931	42%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (5)		Total Returns (6)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Mid-Cap Value
Class I
2019	$15.74	$0.17	$4.54	$4.71	$-	$-	$-	$20.45	0.93%	0.93%	0.92%		29.94%		$119,570	37%
2018	18.47	0.14	(2.87)	(2.73)	-	-	-	15.74	0.92%	0.92%	0.77%		(14.79%	)	94,015	56%
2017	16.00	0.10	2.37	2.47	-	-	-	18.47	0.91%	0.91%	0.56%		15.46%		116,569	57%
2016	13.88	0.15	1.97	2.12	-	-	-	16.00	0.92%	0.92%	1.07%		15.29%		101,566	50%
2015	13.93	0.13	(0.18)	(0.05)	-	-	-	13.88	0.92%	0.92%	0.95%		(0.37%	)	88,003	133%
Class P
2019	23.27	0.30	6.73	7.03	-	-	-	30.30	0.73%	0.73%	1.10%		30.20%		910,059	37%
2018	27.26	0.25	(4.24)	(3.99)	-	-	-	23.27	0.71%	0.71%	0.94%		(14.62%	)	973,693	56%
2017	23.56	0.19	3.51	3.70	-	-	-	27.26	0.71%	0.71%	0.76%		15.69%		1,691,696	57%
2016	20.39	0.27	2.90	3.17	-	-	-	23.56	0.72%	0.72%	1.27%		15.52%		1,452,622	50%
2015	20.43	0.23	(0.27)	(0.04)	-	-	-	20.39	0.72%	0.72%	1.13%		(0.17%	)	948,687	133%
Small-Cap Equity
Class I
2019	$18.28	$0.29	$4.09	$4.38	$-	$-	$-	$22.66	1.02%	0.92%	1.40%		23.96%		$84,882	39%
2018	20.99	0.23	(2.94)	(2.71)	-	-	-	18.28	1.02%	0.92%	1.09%		(12.91%	)	70,229	35%
2017	19.31	0.20	1.48	1.68	-	-	-	20.99	1.01%	0.91%	1.03%		8.72%		94,677	28%
2016	14.80	0.17	4.34	4.51	-	-	-	19.31	0.99%	0.89%	1.04%		30.42%		91,309	28%
2015	16.07	0.16	(1.43)	(1.27)	-	-	-	14.80	0.99%	0.89%	1.02%		(7.88%	)	54,396	39%
Class P
2019	23.83	0.43	5.34	5.77	-	-	-	29.60	0.82%	0.72%	1.60%		24.21%		168,886	39%
2018	27.31	0.35	(3.83)	(3.48)	-	-	-	23.83	0.82%	0.72%	1.26%		(12.74%	)	167,917	35%
2017	25.07	0.31	1.93	2.24	-	-	-	27.31	0.81%	0.71%	1.22%		8.94%		427,221	28%
2016	19.19	0.25	5.63	5.88	-	-	-	25.07	0.79%	0.69%	1.22%		30.68%		502,686	28%
2015	20.79	0.25	(1.85)	(1.60)	-	-	-	19.19	0.79%	0.69%	1.23%		(7.70%	)	532,983	39%
Small-Cap Growth
Class P
2019	$12.21	($0.04)	$2.07	$2.03	$-	$-	$-	$14.24	0.86%	0.86%	(0.30%	)	16.64%		$66,257	29%
2018	13.15	(0.03)	(0.91)	(0.94)	-	-	-	12.21	0.87%	0.87%	(0.23%	)	(7.12%	)	112,211	38%
2017	11.08	(0.03)	2.10	2.07	-	-	-	13.15	0.89%	0.89%	(0.21%	)	18.69%		176,700	42%
10/28/2016 - 12/31/2016	10.00	- (8)	1.08	1.08	-	-	-	11.08	0.87%	0.87%	0.04%		10.78%		184,148	8%
Small-Cap Index
Class I
2019	$20.74	$0.22	$4.92	$5.14	$-	$-	$-	$25.88	0.55%	0.55%	0.93%		24.80%		$553,267	12%
2018	23.45	0.21	(2.92)	(2.71)	-	-	-	20.74	0.55%	0.55%	0.87%		(11.55%	)	450,257	16%
2017	20.56	0.19	2.70	2.89	-	-	-	23.45	0.56%	0.56%	0.88%		14.06%		527,673	11%
2016	17.04	0.20	3.32	3.52	-	-	-	20.56	0.53%	0.53%	1.11%		20.66%		480,651	18%
2015	17.92	0.17	(1.05)	(0.88)	-	-	-	17.04	0.53%	0.53%	0.93%		(4.93%	)	399,538	25%
Class P
2019	21.01	0.27	5.00	5.27	-	-	-	26.28	0.35%	0.35%	1.11%		25.05%		156,017	12%
2018	23.71	0.26	(2.96)	(2.70)	-	-	-	21.01	0.35%	0.35%	1.04%		(11.38%	)	248,932	16%
2017	20.75	0.22	2.74	2.96	-	-	-	23.71	0.37%	0.37%	1.04%		14.29%		362,997	11%
2016	17.16	0.24	3.35	3.59	-	-	-	20.75	0.33%	0.33%	1.33%		20.90%		703,619	18%
2015	18.01	0.21	(1.06)	(0.85)	-	-	-	17.16	0.33%	0.33%	1.16%		(4.74%	)	394,588	25%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets				Supplemental Data
		Investment Operations				Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (5)		Total Returns (6)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Small-Cap Value
Class I
2019	$17.93	$0.12		$3.92	$4.04	$-	$-	$-	$21.97	0.98%	0.98%	0.59%		22.58%		$207,494	36%
2018	21.41	0.06		(3.54)	(3.48)	-	-	-	17.93	0.98%	0.98%	0.28%		(16.29%	)	178,406	37%
2017	19.71	0.04		1.66	1.70	-	-	-	21.41	0.98%	0.98%	0.18%		8.65%		231,864	45%
2016	15.21	0.03		4.47	4.50	-	-	-	19.71	0.98%	0.98%	0.21%		29.60%		234,182	64%
2015	15.90	0.15		(0.84)	(0.69)	-	-	-	15.21	0.98%	0.98%	0.92%		(4.34%	)	184,728	86%
Class P
2019	21.82	0.19		4.79	4.98	-	-	-	26.80	0.78%	0.78%	0.77%		22.83%		171,032	36%
2018	26.02	0.11		(4.31)	(4.20)	-	-	-	21.82	0.78%	0.78%	0.43%		(16.12%	)	186,530	37%
2017	23.90	0.09		2.03	2.12	-	-	-	26.02	0.78%	0.78%	0.39%		8.87%		455,577	45%
2016	18.40	0.08		5.42	5.50	-	-	-	23.90	0.78%	0.78%	0.41%		29.85%		420,665	64%
2015	19.20	0.21		(1.01)	(0.80)	-	-	-	18.40	0.78%	0.78%	1.10%		(4.15%	)	261,296	86%
Value Advantage
Class I
2019	$15.39	$0.29		$3.86	$4.15	$-	$-	$-	$19.54	0.89%	0.89%	1.63%		26.96%		$50,905	17%
2018	16.92	0.29		(1.82)	(1.53)	-	-	-	15.39	0.89%	0.88%	1.70%		(9.06%	)	34,468	20%
2017	14.80	0.21		1.91	2.12	-	-	-	16.92	0.89%	0.88%	1.34%		14.32%		34,916	25%
2016	12.71	0.19		1.90	2.09	-	-	-	14.80	0.89%	0.89%	1.44%		16.49%		28,573	28%
2015	13.33	0.16		(0.78)	(0.62)	-	-	-	12.71	0.88%	0.88%	1.21%		(4.69%	)	17,516	30%
Class P
2019	15.56	0.33		3.91	4.24	-	-	-	19.80	0.69%	0.69%	1.82%		27.21%		886,218	17%
2018	17.08	0.32		(1.84)	(1.52)	-	-	-	15.56	0.69%	0.68%	1.87%		(8.88%	)	790,239	20%
2017	14.91	0.24		1.93	2.17	-	-	-	17.08	0.69%	0.68%	1.55%		14.55%		1,285,850	25%
2016	12.78	0.22		1.91	2.13	-	-	-	14.91	0.69%	0.69%	1.65%		16.72%		1,216,120	28%
2015	13.38	0.19		(0.79)	(0.60)	-	-	-	12.78	0.68%	0.68%	1.44%		(4.50%	)	977,776	30%
Emerging Markets
Class I
2019	$16.38	$0.12		$4.07	$4.19	$-	$-	$-	$20.57	1.07%	1.07%	0.67%		25.60%		$446,118	28%
2018	18.61	0.11		(2.34)	(2.23)	-	-	-	16.38	1.06%	1.06%	0.61%		(11.99%	)	383,056	35%
2017	13.83	0.08		4.70	4.78	-	-	-	18.61	1.06%	1.06%	0.50%		34.52%		447,624	37%
2016	12.99	0.08		0.76	0.84	-	-	-	13.83	1.07%	1.07%	0.57%		6.46%		337,690	33%
2015	15.08	0.09		(2.18)	(2.09)	-	-	-	12.99	1.06%	1.06%	0.64%		(13.84%	)	321,829	37%
Class P
2019	16.96	0.15		4.23	4.38	-	-	-	21.34	0.87%	0.87%	0.81%		25.85%		1,011,549	28%
2018	19.23	0.15		(2.42)	(2.27)	-	-	-	16.96	0.86%	0.86%	0.79%		(11.82%	)	1,318,856	35%
2017	14.27	0.12		4.84	4.96	-	-	-	19.23	0.86%	0.86%	0.72%		34.78%		1,672,893	37%
2016	13.37	0.11		0.79	0.90	-	-	-	14.27	0.87%	0.87%	0.79%		6.68%		1,498,659	33%
2015	15.49	0.12		(2.24)	(2.12)	-	-	-	13.37	0.86%	0.86%	0.85%		(13.67%	)	1,093,984	37%
International Equity Income
Class P
12/30/2019 - 12/31/2019	$10.00	($-	) (8)	($0.03)	($0.03)	$-	$-	$-	$9.97	1.18%	0.81%	(0.81%	)	(0.33%	)	$49,956	0%	(9)

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (5)		Total Returns (6)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
International Large-Cap
Class I
2019	$8.47	$0.17	$2.20	$2.37	$-	$-	$-	$10.84	1.01%	1.01%	1.72%		28.03%		$595,183	10%
2018	9.60	0.13	(1.26)	(1.13)	-	-	-	8.47	1.00%	1.00%	1.40%		(11.81%	)	493,737	15%
2017	7.53	0.11	1.96	2.07	-	-	-	9.60	1.00%	1.00%	1.30%		27.51%		571,592	10%
2016	7.53	0.10	(0.10)	- (8)	-	-	-	7.53	1.00%	1.00%	1.42%		(0.08%	)	499,395	17%
2015	7.57	0.10	(0.14)	(0.04)	-	-	-	7.53	1.00%	1.00%	1.29%		(0.44%	)	474,052	16%
Class P
2019	9.10	0.21	2.37	2.58	-	-	-	11.68	0.80%	0.80%	1.98%		28.29%		1,084,523	10%
2018	10.30	0.17	(1.37)	(1.20)	-	-	-	9.10	0.80%	0.80%	1.72%		(11.63%	)	1,413,770	15%
2017	8.06	0.16	2.08	2.24	-	-	-	10.30	0.80%	0.80%	1.68%		27.76%		1,115,876	10%
2016	8.05	0.14	(0.13)	0.01	-	-	-	8.06	0.80%	0.80%	1.75%		0.12%		1,406,106	17%
2015	8.07	0.13	(0.15)	(0.02)	-	-	-	8.05	0.80%	0.80%	1.49%		(0.24%	)	1,748,080	16%
International Small-Cap
Class I
2019	$8.96	$0.17	$1.63	$1.80	$-	$-	$-	$10.76	1.13%	1.13%	1.71%		20.07%		$95,316	55%
2018	11.51	0.16	(2.71)	(2.55)	-	-	-	8.96	1.09%	1.09%	1.44%		(22.16%	)	80,593	37%
2017	8.73	0.12	2.66	2.78	-	-	-	11.51	1.09%	1.09%	1.15%		31.92%		91,245	49%
2016	8.44	0.10	0.19	0.29	-	-	-	8.73	1.09%	1.08%	1.16%		3.42%		74,989	51%
2015	7.93	0.11	0.40	0.51	-	-	-	8.44	1.08%	1.06%	1.33%		6.43%		76,538	52%
Class P
2019	12.35	0.22	2.29	2.51	-	-	-	14.86	0.91%	0.91%	1.64%		20.31%		180,917	55%
2018	15.83	0.24	(3.72)	(3.48)	-	-	-	12.35	0.89%	0.89%	1.58%		(22.00%	)	507,601	37%
2017	11.98	0.20	3.65	3.85	-	-	-	15.83	0.89%	0.89%	1.46%		32.18%		905,098	49%
2016	11.56	0.17	0.25	0.42	-	-	-	11.98	0.89%	0.88%	1.48%		3.63%		1,079,140	51%
2015	10.84	0.18	0.54	0.72	-	-	-	11.56	0.88%	0.86%	1.54%		6.64%		1,498,265	52%
International Value
Class I
2019	$10.95	$0.32	$1.50	$1.82	$-	$-	$-	$12.77	0.89%	0.89%	2.70%		16.60%		$290,316	27%
2018	12.87	0.28	(2.20)	(1.92)	-	-	-	10.95	0.89%	0.89%	2.20%		(14.96%	)	256,738	33%
2017	10.59	0.35	1.93	2.28	-	-	-	12.87	0.90%	0.90%	2.95%		21.57%		303,692	108%
2016	10.28	0.24	0.07	0.31	-	-	-	10.59	0.90%	0.90%	2.45%		2.98%		266,742	59%
2015	10.56	0.18	(0.46)	(0.28)	-	-	-	10.28	0.89%	0.89%	1.65%		(2.63%	)	289,713	74%
Class P
2019	12.27	0.38	1.68	2.06	-	-	-	14.33	0.69%	0.69%	2.87%		16.83%		1,239,876	27%
2018	14.39	0.36	(2.48)	(2.12)	-	-	-	12.27	0.69%	0.69%	2.56%		(14.79%	)	1,384,976	33%
2017	11.82	0.42	2.15	2.57	-	-	-	14.39	0.70%	0.70%	3.15%		21.81%		1,118,795	108%
2016	11.45	0.29	0.08	0.37	-	-	-	11.82	0.70%	0.70%	2.60%		3.18%		793,592	59%
2015	11.74	0.23	(0.52)	(0.29)	-	-	-	11.45	0.69%	0.69%	1.87%		(2.44%	)	761,986	74%
Health Sciences
Class I
2019	$38.55	$0.01	$9.93	$9.94	$-	$-	$-	$48.49	1.14%	1.14%	0.03%		25.77%		$420,805	39%
2018	35.73	0.04	2.78	2.82	-	-	-	38.55	1.13%	1.13%	0.10%		7.90%		374,644	30%
2017	28.82	0.01	6.90	6.91	-	-	-	35.73	1.13%	1.13%	0.03%		23.97%		382,294	37%
2016	30.65	0.02	(1.85)	(1.83)	-	-	-	28.82	1.13%	1.13%	0.08%		(5.97%	)	318,388	48%
2015	27.97	(0.04)	2.72	2.68	-	-	-	30.65	1.13%	1.13%	(0.14%	)	9.59%		401,444	54%
Class P
2019	42.24	0.11	10.88	10.99	-	-	-	53.23	0.93%	0.93%	0.24%		26.04%		41	39%
2018	39.06	0.13	3.05	3.18	-	-	-	42.24	0.92%	0.92%	0.31%		8.12%		33	30%
2017	31.44	0.09	7.53	7.62	-	-	-	39.06	0.91%	0.91%	0.24%		24.23%		30	37%
2016	33.37	0.09	(2.02)	(1.93)	-	-	-	31.44	0.92%	0.92%	0.29%		(5.77%	)	24	48%
2015	30.39	0.02	2.96	2.98	-	-	-	33.37	0.92%	0.92%	0.07%		9.82%		26	54%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets				Supplemental Data
		Investment Operations				Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (5)		Total Returns (6)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Real Estate
Class I
2019	$22.41	$0.49		$6.53	$7.02	$-	$-	$-	$29.43	1.06%	0.97%	1.80%		31.28%		$282,511	33%
2018	24.22	0.91		(2.72)	(1.81)	-	-	-	22.41	1.07%	1.05%	3.91%		(7.45%	)	232,920	87%
2017	23.46	0.01		0.75	0.76	-	-	-	24.22	1.06%	1.06%	0.06%		3.24%		285,963	44%
2016	22.01	0.59		0.86	1.45	-	-	-	23.46	1.06%	1.06%	2.59%		6.59%		313,208	21%
2015	21.68	0.34		(0.01)	0.33	-	-	-	22.01	1.05%	1.05%	1.58%		1.52%		318,919	35%
Class P
2019	23.38	0.56		6.82	7.38	-	-	-	30.76	0.87%	0.78%	1.95%		31.55%		404,175	33%
2018	25.22	0.92		(2.76)	(1.84)	-	-	-	23.38	0.87%	0.86%	3.81%		(7.27%	)	147,732	87%
2017	24.38	(0.08)		0.92	0.84	-	-	-	25.22	0.86%	0.86%	(0.33%	)	3.44%		249,186	44%
2016	22.82	0.64		0.92	1.56	-	-	-	24.38	0.86%	0.86%	2.69%		6.80%		370,544	21%
2015	22.44	0.45		(0.07)	0.38	-	-	-	22.82	0.85%	0.85%	2.00%		1.72%		475,537	35%
Technology
Class I
2019	$7.23	($0.06)		$2.69	$2.63	$-	$-	$-	$9.86	1.15%	1.15%	(0.71%	)	36.32%		$189,301	28%
2018	7.11	(0.05)		0.17	0.12	-	-	-	7.23	1.14%	1.14%	(0.63%	)	1.79%		145,479	31%
2017	5.12	(0.03)		2.02	1.99	-	-	-	7.11	1.14%	1.14%	(0.54%	)	38.78%		134,386	31%
2016	5.48	(0.03)		(0.33)	(0.36)	-	-	-	5.12	1.16%	1.16%	(0.53%	)	(6.61%	)	87,182	104%
2015	5.65	(0.04)		(0.13)	(0.17)	-	-	-	5.48	1.14%	1.14%	(0.61%	)	(3.04%	)	99,742	26%
Class P
2019	9.15	(0.05)		3.41	3.36	-	-	-	12.51	0.93%	0.93%	(0.48%	)	36.63%		26	28%
2018	8.97	(0.04)		0.22	0.18	-	-	-	9.15	0.93%	0.93%	(0.42%	)	2.00%		17	31%
2017	6.45	(0.03)		2.55	2.52	-	-	-	8.97	0.92%	0.92%	(0.33%	)	39.08%		16	31%
2016	6.89	(0.02)		(0.42)	(0.44)	-	-	-	6.45	0.94%	0.94%	(0.32%	)	(6.41%	)	12	104%
2015	7.10	(0.03)		(0.18)	(0.21)	-	-	-	6.89	0.93%	0.93%	(0.40%	)	(2.84%	)	13	26%
Currency Strategies
Class I
2019	$11.53	$0.04		$0.02	$0.06	$-	$-	$-	$11.59	0.91%	0.91%	0.36%		0.57%		$4,475	77%
2018	10.88	0.02		0.63	0.65	-	-	-	11.53	0.92%	0.92%	0.18%		5.87%		5,317	70%
2017	11.30	(0.05)		(0.37)	(0.42)	-	-	-	10.88	0.91%	0.91%	(0.43%	)	(3.59%	)	4,473	35%
2016	10.77	(0.07)		0.60	0.53	-	-	-	11.30	0.90%	0.90%	(0.66%	)	4.88%		5,226	42%
2015	10.61	(0.07)		0.23	0.16	-	-	-	10.77	0.89%	0.89%	(0.72%	)	1.43%		3,997	45%
Class P
2019	11.67	0.07		0.02	0.09	-	-	-	11.76	0.70%	0.70%	0.60%		0.77%		828,626	77%
2018	11.00	0.04		0.63	0.67	-	-	-	11.67	0.72%	0.72%	0.36%		6.08%		854,109	70%
2017	11.39	(0.03)		(0.36)	(0.39)	-	-	-	11.00	0.71%	0.71%	(0.23%	)	(3.40%	)	956,539	35%
2016	10.84	(0.05)		0.60	0.55	-	-	-	11.39	0.70%	0.70%	(0.46%	)	5.09%		1,092,323	42%
2015	10.66	(0.05)		0.23	0.18	-	-	-	10.84	0.69%	0.69%	(0.52%	)	1.63%		1,286,284	45%
Pacific Dynamix-Conservative Growth
Class I
2019	$15.04	($0.06)		$2.39	$2.33	$-	$-	$-	$17.37	0.42%	0.37%	(0.37%	)	15.47%		$573,500	13%
2018	15.64	(0.06)		(0.54)	(0.60)	-	-	-	15.04	0.43%	0.38%	(0.38%	)	(3.84%	)	516,504	9%
2017	14.23	(0.06)		1.47	1.41	-	-	-	15.64	0.42%	0.37%	(0.37%	)	9.94%		554,361	11%
2016	13.32	(0.05)		0.96	0.91	-	-	-	14.23	0.42%	0.37%	(0.37%	)	6.84%		522,146	8%
2015	13.47	(0.05)		(0.10)	(0.15)	-	-	-	13.32	0.42%	0.38%	(0.38%	)	(1.10%	)	458,930	9%
Class P
10/31/2019 - 12/31/2019	16.92	(-	) (8)	0.45	0.45	-	-	-	17.37	0.22%	0.17%	(0.17%	)	2.70%		58	13%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets				Supplemental Data
		Investment Operations				Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (5)		Total Returns (6)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Dynamix-Moderate Growth
Class I
2019	$18.50	($0.07)		$3.57	$3.50	$-	$-	$-	$22.00	0.42%	0.37%	(0.37%	)	18.94%		$2,535,186	10%
2018	19.58	(0.07)		(1.01)	(1.08)	-	-	-	18.50	0.42%	0.37%	(0.37%	)	(5.53%	)	2,250,973	8%
2017	17.21	(0.07)		2.44	2.37	-	-	-	19.58	0.41%	0.36%	(0.36%	)	13.79%		2,413,720	6%
2016	15.87	(0.06)		1.40	1.34	-	-	-	17.21	0.42%	0.37%	(0.37%	)	8.45%		2,022,205	5%
2015	16.16	(0.06)		(0.23)	(0.29)	-	-	-	15.87	0.41%	0.37%	(0.37%	)	(1.85%	)	1,793,442	2%
Class P
10/31/2019 - 12/31/2019	21.21	(0.01)		0.81	0.80	-	-	-	22.01	0.21%	0.16%	(0.16%	)	3.75%		303	10%
Pacific Dynamix-Growth
Class I
2019	$20.26	($0.08)		$4.73	$4.65	$-	$-	$-	$24.91	0.42%	0.37%	(0.37%	)	22.94%		$868,260	14%
2018	21.86	(0.08)		(1.52)	(1.60)	-	-	-	20.26	0.42%	0.37%	(0.37%	)	(7.28%	)	717,105	14%
2017	18.60	(0.07)		3.33	3.26	-	-	-	21.86	0.42%	0.36%	(0.36%	)	17.52%		772,806	13%
2016	16.88	(0.06)		1.78	1.72	-	-	-	18.60	0.42%	0.37%	(0.37%	)	10.17%		624,976	10%
2015	17.30	(0.06)		(0.36)	(0.42)	-	-	-	16.88	0.42%	0.37%	(0.37%	)	(2.45%	)	574,532	6%
Class P
10/31/2019 - 12/31/2019	23.78	(0.01)		1.15	1.14	-	-	-	24.92	0.21%	0.18%	(0.18%	)	4.77%		85	14%
Portfolio Optimization Conservative
Class I
2019	$12.38	($0.04)		$1.55	$1.51	$-	$-	$-	$13.89	0.32%	0.32%	(0.32%	)	12.20%		$1,547,975	25%
2018	12.81	(0.04)		(0.39)	(0.43)	-	-	-	12.38	0.32%	0.32%	(0.32%	)	(3.38%	)	1,513,368	18%
2017	11.93	(0.04)		0.92	0.88	-	-	-	12.81	0.32%	0.32%	(0.31%	)	7.37%		1,819,223	11%
2016	11.28	(0.04)		0.69	0.65	-	-	-	11.93	0.32%	0.32%	(0.32%	)	5.83%		2,019,885	29%
2015	11.28	(0.04)		0.04	-	-	-	-	11.28	0.31%	0.31%	(0.31%	)	(0.03%	)	2,119,782	19%
Class P
10/31/2019 - 12/31/2019	13.68	(-	) (8)	0.22	0.22	-	-	-	13.90	0.11%	0.11%	(0.11%	)	1.61%		159	25%
Portfolio Optimization Moderate-Conservative
Class I
2019	$13.20	($0.05)		$2.07	$2.02	$-	$-	$-	$15.22	0.32%	0.32%	(0.32%	)	15.28%		$2,439,237	19%
2018	13.89	(0.04)		(0.65)	(0.69)	-	-	-	13.20	0.32%	0.32%	(0.32%	)	(4.99%	)	2,436,704	19%
2017	12.54	(0.04)		1.39	1.35	-	-	-	13.89	0.31%	0.31%	(0.31%	)	10.79%		3,012,199	9%
2016	11.74	(0.04)		0.84	0.80	-	-	-	12.54	0.32%	0.32%	(0.32%	)	6.78%		3,501,918	16%
2015	11.79	(0.04)		(0.01)	(0.05)	-	-	-	11.74	0.31%	0.31%	(0.31%	)	(0.41%	)	3,704,156	17%
Class P
10/31/2019 - 12/31/2019	14.84	(-	) (8)	0.38	0.38	-	-	-	15.22	0.11%	0.11%	(0.11%	)	2.56%		250	19%
Portfolio Optimization Moderate
Class I
2019	$13.89	($0.05)		$2.61	$2.56	$-	$-	$-	$16.45	0.32%	0.32%	(0.32%	)	18.46%		$9,999,658	24%
2018	14.86	(0.05)		(0.92)	(0.97)	-	-	-	13.89	0.32%	0.32%	(0.32%	)	(6.55%	)	9,804,910	19%
2017	13.13	(0.04)		1.77	1.73	-	-	-	14.86	0.31%	0.31%	(0.31%	)	13.22%		12,153,581	9%
2016	12.14	(0.04)		1.03	0.99	-	-	-	13.13	0.32%	0.32%	(0.32%	)	8.08%		12,248,929	14%
2015	12.19	(0.04)		(0.01)	(0.05)	-	-	-	12.14	0.31%	0.31%	(0.31%	)	(0.36%	)	12,849,093	16%
Class P
10/31/2019 - 12/31/2019	15.94	(-	) (8)	0.52	0.52	-	-	-	16.46	0.11%	0.11%	(0.11%	)	3.25%		1,026	24%

See Notes to Financial Statements	See explanation of references on C-36

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets				Supplemental Data
		Investment Operations				Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (5)		Total Returns (6)		Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Portfolio Optimization Growth
Class I
2019	$14.58	($0.05)		$3.20	$3.15	$-	$-	$-	$17.73	0.32%	0.32%	(0.32%	)	21.65%		$8,651,630	28%
2018	15.88	(0.05)		(1.25)	(1.30)	-	-	-	14.58	0.32%	0.32%	(0.32%	)	(8.19%	)	8,221,474	19%
2017	13.64	(0.05)		2.29	2.24	-	-	-	15.88	0.31%	0.31%	(0.31%	)	16.38%		10,373,218	12%
2016	12.54	(0.04)		1.14	1.10	-	-	-	13.64	0.32%	0.32%	(0.32%	)	8.81%		10,222,380	17%
2015	12.58	(0.04)		- (8)	(0.04)	-	-	-	12.54	0.31%	0.31%	(0.31%	)	(0.33%	)	10,758,744	16%
Class P
10/31/2019 - 12/31/2019	17.03	(-	) (8)	0.71	0.71	-	-	-	17.74	0.11%	0.11%	(0.11%	)	4.15%		886	28%
Portfolio Optimization Aggressive-Growth
Class I
2019	$14.84	($0.05)		$3.58	$3.53	$-	$-	$-	$18.37	0.32%	0.32%	(0.32%	)	23.76%		$1,975,940	24%
2018	16.38	(0.05)		(1.49)	(1.54)	-	-	-	14.84	0.32%	0.32%	(0.32%	)	(9.39%	)	1,850,216	18%
2017	13.81	(0.05)		2.62	2.57	-	-	-	16.38	0.31%	0.31%	(0.31%	)	18.60%		2,314,010	14%
2016	12.63	(0.04)		1.22	1.18	-	-	-	13.81	0.32%	0.32%	(0.32%	)	9.33%		2,222,199	11%
2015	12.75	(0.04)		(0.08)	(0.12)	-	-	-	12.63	0.31%	0.31%	(0.31%	)	(0.91%	)	2,312,489	16%
Class P
10/31/2019 - 12/31/2019	17.54	(-	) (8)	0.83	0.83	-	-	-	18.37	0.11%	0.11%	(0.11%	)	4.76%		203	24%
PSF DFA Balanced Allocation
Class D
2019	$11.20	$0.24		$1.98	$2.22	$-	$-	$-	$13.42	0.50%	0.50%	1.90%		19.75%		$243,088	15%
2018	11.94	0.32		(1.06)	(0.74)	-	-	-	11.20	0.54%	0.54%	2.69%		(6.19%	)	161,971	11%
2017	10.57	0.30		1.07	1.37	-	-	-	11.94	0.59%	0.55%	2.65%		12.98%		102,404	16%
04/29/2016 - 12/31/2016	10.00	0.24		0.33	0.57	-	-	-	10.57	0.85%	0.55%	3.50%		5.72%		33,115	30%
Class P
10/31/2019 - 12/31/2019	12.97	0.08		0.37	0.45	-	-	-	13.42	0.23%	0.23%	3.77%		3.53%		24	15%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For Funds or classes that commenced operations after January 1, 2015, the first date reported represents the commencement date of operations for the Fund.
(3)	No dividend and capital gain distributions have been made by the Funds under the current dividend and distribution policy.
(4)	The ratios for periods of less than one full year are annualized.
(5)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, advisory fee waivers and adviser expense reimbursements, if any, as discussed in Notes 6 and 7B, in Notes to the Financial Statements. The expense ratios for the Pacific Dynamix, Portfolio Optimization, and PSF DFA Balanced Allocation Portfolios do not include expenses of their respective underlying funds in which they invest.
(6)	Total returns for periods of less than one full year are not annualized.
(7)	The ratios of expenses, excluding interest expense, after expense reductions to average net assets for the year ended December 31, 2019 are as follows:

Portfolio	Class I	Class P
Inflation Managed	0.67%	0.47%
Inflation Strategy	0.65%	0.45%
Managed Bond	0.64%	0.44%

(8)	Reflects an amount rounding to less than $0.01 per share or 0.01%.
(9)	The portfolio turnover rate for International Equity Income Portfolio reflects an amount rounding to less than 1% for the period ended December 31, 2019.

See Notes to Financial Statements

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Select Fund (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified, open-end, investment management company. The Trust was organized on May 4, 1987 as a Massachusetts business trust (the “Massachusetts Trust”) and was reorganized as a Delaware statutory trust on June 30, 2016. In connection with other actions taken to accomplish the reorganization, the Massachusetts Trust, as sole initial shareholder of each Fund of the Trust, approved all material agreements of the Trust, including the investment advisory and sub-advisory agreements. These agreements were also approved by the initial Trustees of the Trust, who served as the Trustees of the Massachusetts Trust prior to the reorganization.

Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”) serves as investment adviser to the Trust. As of December 31, 2019, the Trust was comprised of fifty-three separate funds, forty-four of which are presented in these financial statements (each individually a “Fund”, and collectively the “Funds”):

Core Income Portfolio (1)	Large-Cap Growth Portfolio (1)	International Value Portfolio (1)
Diversified Bond Portfolio (1)	Large-Cap Value Portfolio (1)	Health Sciences Portfolio
Floating Rate Income Portfolio (1)	Main Street® Core Portfolio (1)	Real Estate Portfolio (1)
High Yield Bond Portfolio (1)	Mid-Cap Equity Portfolio (1)	Technology Portfolio
Inflation Managed Portfolio (1)	Mid-Cap Growth Portfolio (1)	Currency Strategies Portfolio (1)
Inflation Strategy Portfolio (1)	Mid-Cap Value Portfolio (1)	Pacific Dynamix — Conservative Growth Portfolio (2)
Managed Bond Portfolio (1)	Small-Cap Equity Portfolio (1)	Pacific Dynamix — Moderate Growth Portfolio (2)
Short Duration Bond Portfolio (1)	Small-Cap Growth Portfolio (1)	Pacific Dynamix — Growth Portfolio (2)
Emerging Markets Debt Portfolio (1)	Small-Cap Index Portfolio (1)	Portfolio Optimization Conservative Portfolio (3)
Comstock Portfolio (1)	Small-Cap Value Portfolio (1)	Portfolio Optimization Moderate-Conservative Portfolio (3)
Developing Growth Portfolio (1)	Value Advantage Portfolio (1)	Portfolio Optimization Moderate Portfolio (3)
Dividend Growth Portfolio (1)	Emerging Markets Portfolio (1)	Portfolio Optimization Growth Portfolio (3)
Equity Index Portfolio (1)	International Equity Income (1)	Portfolio Optimization Aggressive-Growth Portfolio (3)
Focused Growth Portfolio	International Large-Cap Portfolio (1)	PSF DFA Balanced Allocation Portfolio
Growth Portfolio (1)	International Small-Cap Portfolio (1)

(1)	These Funds are collectively known as the “Underlying Funds”.
(2)	These Funds are collectively known as the “Pacific Dynamix Portfolios”.
(3)	These Funds are collectively known as the “Portfolio Optimization Portfolios”.

The Trust offers three separate share classes: Class D, Class I, and Class P. Each Fund presented in these financial statements — except for the Small-Cap Growth Portfolio, International Equity Income Portfolio, and PSF DFA Balanced Allocation Portfolio — offers both Class I and Class P shares. The PSF DFA Balanced Allocation Portfolio offers Class D and Class P shares. The Small-Cap Growth and International Equity Income Portfolios offer Class P shares only.

The Portfolio Optimization Portfolios, Pacific Dynamix Portfolios, and the PSF DFA Balanced Allocation Portfolio are known individually as “Fund of Funds” and collectively as the “Funds of Funds.”

The Portfolio Optimization Portfolios invest their assets in Class P shares of certain Underlying Funds of the Trust.

The Pacific Dynamix Portfolios invest their assets in Class P shares of the PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets, and PD International Large-Cap Portfolios (collectively, the “Pacific Dynamix Underlying Funds”). Presently, only the Pacific Dynamix Portfolios, the Investment Adviser, and certain of its affiliates can invest in the Pacific Dynamix Underlying Funds.

The PSF DFA Balanced Allocation Portfolio invests its assets in a variety of eligible third-party mutual funds and/or variable insurance trusts (the “DFA Underlying Funds”) which, in turn, invest in domestic and foreign equity and debt instruments. The DFA Underlying Funds are offered by Dimensional Investment Group Inc. and/or DFA Investment Dimensions Group Inc., as managed by Dimensional Fund Advisors LP, and are not funds of the Trust. Dimensional Investment Group Inc. and DFA Investment Dimensions Group, Inc. are not affiliated with the Trust, the Fund, the Distributor or the Investment Adviser.

There is a separate annual report containing the financial statements for the Pacific Dynamix Underlying Funds, which is available without charge. For information on how to obtain the annual report for these Funds, see the Where to Go for More Information section of this report on page F-28.

Class D, Class I, and Class P shares of the Funds of the Trust in this report are offered to certain separate accounts of Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life. Pacific Life and PL&A determine which Funds (and share classes) of the Trust to make available.

Main Street is a registered trademark of Invesco Advisers, Inc., or one of its affiliates.

On April 30, 2019, the Global Absolute Return Portfolio of the Trust was liquidated pursuant to a plan of liquidation approved by the Trust’s Board of Trustees and the shareholders of record. Because the Global Absolute Return Portfolio was liquidated prior to December 31, 2019, no financial information is presented in this report except for the Transactions with Affiliates disclosure under Investments in Affiliated Funds.

On October 30, 2019, the Equity Long/Short and Diversified Alternatives Portfolios of the Trust were liquidated pursuant to a plan of liquidation approved by the Trust’s Board of Trustees and the shareholders of record. Because the Equity Long/Short and Diversified Alternatives Portfolios were liquidated prior to December 31, 2019, no financial information is presented in this report except for the Transactions with Affiliates disclosure under Investments in Affiliated Funds.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Facility fees and other fees (such as origination fees) received from floating rate senior loan notes purchased by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

Each Fund of the Trust is treated as a partnership for Federal income tax purposes. As partnerships, none of these Funds are required to distribute taxable income and capital gains. No dividend and capital gain distributions have been paid by any Fund during the fiscal year ended December 31, 2019 and there will be no dividends and capital gains distributions paid by any Fund in future years under the current dividend and distribution policy.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, and realized and unrealized gains and losses, are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund, including legal, printing, and support services. All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain callable debt securities purchased at a premium, shortening the period to the earliest call date. ASU 2017-08 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management evaluated the impact and concluded that the ASU does not have a material impact on the financial statements or disclosures.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. DETERMINATION OF NET ASSET VALUE (“NAV”)

Each Fund presented in these financial statements is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares is called its NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a NYSE scheduled holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust generally uses the official closing price or last reported sale price from an exchange as of the scheduled closing time of the NYSE and does not normally take into account trading, clearances or settlements that take place after the scheduled close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Trust generally uses the official closing price or the last reported sale price from the principal foreign exchanges, which may be earlier than the scheduled close of the NYSE. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the scheduled close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures Contracts, Option Contracts, and Swap Agreements

Exchange traded futures contracts, option contracts, and swap agreements are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers. Exchange traded futures contracts, option contracts, and swap agreements for which no approved pricing services are available, are generally valued using the settlement price determined by the relevant exchange.

Over-the-Counter (“OTC”) Investments

OTC investments (including forward commitments, swap agreements and option contracts) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are valued using industry pricing models, broker quotes or other methodologies pursuant to the Trust’s Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from approved pricing services.

Domestic and Foreign Debt Investments

Debt investments, including short-term debt, are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy.

Investments in Mutual Funds and Variable Insurance Trusts

Fund investments in affiliated or unaffiliated mutual funds (and/or variable insurance trusts) are valued at their respective published NAVs.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, and benchmark, proxy, and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value, a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of Pacific Life, and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

● Level 1 –	Quoted prices (unadjusted) in active markets for identical investments
● Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data
● Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange- traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board (as described in Note 3C) and based on significant observable inputs are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. A summary of each Fund’s investments as of December 31, 2019, as categorized under the three-tier hierarchy of inputs, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective published NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index

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data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Option Contracts

Exchange listed option contracts that are traded on securities exchanges are categorized as Level 2 if they are fair valued based on quoted prices from the applicable exchange, or when valuation adjustments are applied to option contracts, or such valuation adjustments are observable and timely, otherwise the fair values would be categorized as Level 3. OTC option contracts are fair valued based on either broker- dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using the mean between broker-dealer bid and ask quotations, and forward foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swap Agreements

Interest Rate Swaps – Interest rate swaps are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

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Total Return Swaps – Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Unfunded loan commitments on senior loan participations and assignments, if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of December 31, 2019, the Floating Rate Income and High Yield Bond Portfolios had unfunded loan commitments of $333,370 and $385,078, respectively (see details in the Notes to Schedules of Investments).

4. INVESTMENTS AND RISKS

General Investment Risk

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risk

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

LIBOR Phaseout Risk

In 2017, the United Kingdom’s Financial Conduct Authority, which regulates London Interbank Offered Rate (“LIBOR”), announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other Interbank Offered Rates (“IBOR”) were susceptible to manipulation. Replacement rates for various IBORs have been identified and include the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities.

While various regulators and industry bodies are working globally on transitioning to selected alternative rates, there remains uncertainty regarding the future utilization of LIBOR and other IBORs, including the transition to, and nature of, any selected replacement rates. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to a Fund.

Fund of Funds Investments

The Portfolio Optimization Portfolios are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of their assets among those Underlying Funds. Allocations among the Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given the various levels of risk tolerance. The allocations of the Portfolio Optimization Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Underlying Funds may cause them to underperform other mutual funds with a similar investment objective. Although the Portfolio Optimization Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any single Underlying Fund.

The Pacific Dynamix Portfolios are exposed to the same risks as the Pacific Dynamix Underlying Funds in direct proportion to the allocation of their assets among those Pacific Dynamix Underlying Funds. The annual report for the Pacific Dynamix Underlying Funds contains

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information about the risks associated with investing in the Pacific Dynamix Underlying Funds. Allocations among the Pacific Dynamix Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Pacific Dynamix Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Pacific Dynamix Underlying Funds may cause them to underperform other mutual funds with a similar investment objective. Although the Pacific Dynamix Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any single Pacific Dynamix Underlying Fund.

The PSF DFA Balanced Allocation Portfolio is exposed to the same risks as the DFA Underlying Funds in direct proportion to the allocation of its assets among the DFA Underlying Funds. Allocations among the DFA Underlying Funds are determined using an asset allocation process and may be adjusted based on PLFA’s views of market conditions, its outlook for various asset classes or other factors. The allocations of the PSF DFA Balanced Allocation Portfolio may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or DFA Underlying Funds may cause it to underperform other mutual funds with a similar investment objective. The PSF DFA Balanced Allocation Portfolio may invest in any or all of the DFA Underlying Funds, but will not necessarily be invested in every DFA Underlying Fund at any particular time.

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk and liquidity risk, which may affect their value. Many debt securities give the issuer the right to redeem (“call”) the security prior to maturity. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment in the security and may be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the called security. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy, or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short- term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country, or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets. Risk may be more enhanced for investments in or exposure to investments in frontier market countries.

The Funds may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. While the United Kingdom stopped being a member of the European Union as of January 31, 2020, the exact time frame for the full implementation of the Brexit transition is unknown and may change. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU, and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of the Funds’ investments.

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The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue, and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk, frontier markets risk and geographic focus risk, among other risks.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships, and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, London Interbank Offered Rates (“LIBOR”) or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

A significant portion of the floating rate loans held by a Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. As compared to a loan instrument that contains numerous covenants that allow lenders the option to force the borrowers to negotiate terms if risks became elevated, the majority of new floating rate loans that are issued are “covenant lite” loans which tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer, including the ability to make an acquisition, pay dividends or issue additional debt if they have met certain loan terms. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached, such as permitting an investor to declare a default (and therefore receive collateral), or to force restructurings and other capital changes on struggling borrowers/issuers. A Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of December 31, 2019, no participation interest in Senior Loans was held by any of the Funds presented in these financial statements.

Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment to interest income.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities could include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage- backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust, or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move

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in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies, or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis, including To Be Announced (“TBA”) securities. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions Risk

Certain Funds may purchase or sell securities on a delayed-delivery basis, including TBA securities. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed- delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Investment Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that the Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest, except in the case of a repurchase agreement entered into for the purposes of selling a security short, where the value of the collateral delivered to a Fund must equal or exceed 95% of the value of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered into for the purposes of selling a security short may provide that the cash purchase price paid by a Fund is more than the value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement. Since in such a transaction, a Fund normally will have used the collateral received to settle the short sale, a Fund will segregate liquid assets equal to the marked to market value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement.

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to the Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited, or wholly denied.

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Borrowings and Other Financing Transactions

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the 1940 Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions see Note 5.

Reverse Repurchase Agreements – Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security that it holds to a financial institution with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements.

Sale-Buybacks Financing Transactions – Certain Funds may enter into transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. Such transactions are recorded as secured borrowings. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed- upon proceeds for securities to be repurchased by a Fund are recorded as a liability. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund. A Fund will segregate assets determined to be liquid or otherwise cover its obligations under sale-buyback transactions.

Short Sales – Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own. A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may be required to pledge a portion of its assets to the broker as collateral for the borrowed securities. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are recorded as a liability.

The use of proceeds received from selling short to purchase additional securities (long positions) results in leverage, which may increase a Fund’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increase a Fund’s volatility.

Segregation and Collateral Risk

If a Fund engages in certain transactions, such as derivative investments, repurchase agreements, or repurchase-to-maturity transactions accounted for as secured borrowings, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/ or the manager of the Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts, and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest

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rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin is deposited with a futures broker upon entering into futures contracts and can be funded with either cash or securities, in accordance with the initial margin requirements of the broker or the exchange.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the following Funds entered into futures contracts for the reasons described: The Diversified Bond Portfolio used futures to manage duration and yield curve exposure. The Inflation Managed and Managed Bond Portfolios entered into futures contracts to manage interest rate exposure, to provide liquidity, and as a substitute for cash bond exposure. The Inflation Strategy Portfolio used futures for hedging purposes and to manage duration and yield curve exposure. The Short Duration Bond Portfolio used interest rate futures contracts to manage duration and interest rate risk. The Emerging Markets Debt Portfolio used futures for market access, portfolio management and

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hedging purposes. The Equity Index, Small-Cap Equity, and Small-Cap Index Portfolios utilized futures to provide market exposure proportionate to the size of each Fund’s cash flows and residual cash balances. The Emerging Markets, International Large-Cap, International Small-Cap and International Value Portfolios utilized futures to gain market exposure with the cash generated during PLFA’s reallocation of assets for the funds-of-funds.

Option Contracts – An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying reference asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying reference asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

During the reporting period, the following Funds entered into option contracts for the reasons described: The Diversified Bond Portfolio used options to manage duration and yield curve exposure. The Inflation Managed and Managed Bond Portfolios purchased and sold/wrote options and swaptions on futures, currencies, bond indices, volatility, mortgage pass-through, and swaps as a means of capitalizing on anticipated changes in market volatility and to generate income. The Managed Bond Portfolio held inflation floors to hedge duration, and the Inflation Managed Portfolio held inflation caps and floors to hedge duration. The Inflation Strategy Portfolio purchased swaptions on interest rates for hedging purposes. The Mid-Cap Growth Portfolio purchased and wrote option contracts on individual equity securities to generate income and to hedge market risk on equity securities. The Technology Portfolio purchased and wrote option contracts on individual equity securities to manage risk.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. The market value of a Forward Contract fluctuates with changes in foreign currency rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into forward foreign currency contracts for the reasons described: The Diversified Bond Portfolio used Forward Contracts for hedging purposes (to help protect the Funds’ returns against adverse currency movements) and to manage currency exposures. The Inflation Managed and Managed Bond Portfolios used Forward Contracts in connection with settling planned purchases or sales of investments, to hedge against currency exposure associated with some or all of these investments, and as a part the investment strategy for these Funds. The Short Duration Bond and Emerging Markets Debt Portfolios used Forward Contracts to gain market exposure, for hedging purposes to help protect the Fund’s returns against adverse currency movements, and as a part of the Fund’s investment strategy. The Comstock Portfolio used Forward Contracts for hedging purpose to help protect the Fund’s returns against adverse currency movement and to isolate stock selection as the primary driver of performance. The Health Sciences Portfolio used Forward Contracts to manage exposure to foreign currencies and as an economic hedge against specific transactions and Fund investments. The Currency Strategies Portfolio utilized non-deliverable Forwards Contracts to gain or increase exposure to various currencies (both long and short positions) for hedging purposes to protect the Fund’s returns against adverse currency movements and as a part of the Fund’s investment strategy.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or are executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are

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NOTES TO FINANCIAL STATEMENTS (Continued)

marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Interest Rate Swaps – Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

A Fund investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A Fund’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into interest rate swap agreements for the reasons described: The Diversified Bond Portfolio entered into interest rate swaps in order to manage duration and yield curve exposure. The Inflation Managed and Managed Bond Portfolios entered into interest rate swaps to manage nominal or real interest rate risk in various global markets and as a substitute for cash bond exposure. The Inflation Strategy Portfolio utilizes interest rate swaps to manage interest rate curve and duration exposure. The Emerging Markets Debt Portfolio entered into interest rate swaps to gain market exposure, for hedging purposes, and as a part of the Fund’s investment strategy.

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

As a seller of protection, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to the Fund because, in addition to the total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate and sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedowns or loss events on the underlying mortgage loans will

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NOTES TO FINANCIAL STATEMENTS (Continued)

reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues or U.S. Treasury obligation issues as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset- backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/ performance risk.

A Fund may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A Fund may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap agreements is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2019 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

During the reporting period, the following Funds entered into credit default swap agreements for the reasons described: The Diversified Bond Portfolio utilized credit default swaps to adjust credit exposure on the margin. The Inflation Managed and Managed Bond Portfolios sold credit protection through credit default swaps to obtain and increase exposure to the credit risk of individual securities or to the broader investment grade, high yield, mortgage, emerging markets or other sectors through the use of credit default swaps and credit default swaps on credit indices. The Inflation Managed and Managed Bond Portfolios also purchased credit protection to reduce credit exposure to individual issuers, reduce broader credit risk, or to take advantage of the basis between the credit default swap and cash bond market.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

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During the reporting period, the following Funds entered into total return swap agreements for the reasons described: The Inflation Managed and Inflation Strategy Portfolios entered into total return swaps to gain exposure to various markets and as a substitute for physical securities. The Emerging Markets Debt Portfolio entered into total return swaps to gain market exposure, for hedging purposes, and as a part of the Fund’s investment strategy.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities. An exchange traded investment’s value reflects the cumulative value. Only the current day’s variation margin is reported on the Statements of Assets and Liabilities.

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Credit contracts	Outstanding purchased options, at value	Outstanding options written, at value
Equity contracts	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
Interest rate contracts	Receivable: Variation margin on swap agreements	Payable: Variation margin on swap agreements
	Swap premiums paid	Swap premiums received
	Swap agreements appreciation	Swap agreements depreciation
Foreign currency contracts	Outstanding purchased options, at value	Outstanding options written, at value
	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
	Receivable: Variation margin on swap agreements	Payable: Variation margin on swap agreements
	Swap premiums paid	Swap premiums received
	Swap agreements appreciation	Swap agreements depreciation
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation

The following is a summary of fair values of derivative investments disclosed in the Trust’s Statements of Assets and Liabilities, categorized by primary risk exposure as of December 31, 2019:

		Asset Derivative Investments, Value
Portfolio	Total Value at December 31, 2019	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$57,121,844	$2,104,795	$-	$17,750,342	$37,266,707
Inflation Managed	2,919,618	96,340	-	714,865	2,108,413
Inflation Strategy	1,368,517	-	-	-	1,368,517
Managed Bond	23,588,374	1,935,569	-	4,356,289	17,296,516
Short Duration Bond	803,929	-	-	-	803,929
Emerging Markets Debt	5,645,855	-	-	5,548,842	97,013
Comstock	20,855	-	-	20,855	-
Equity Index	87,400	-	87,400	-	-
Small-Cap Equity	2,122	-	2,122	-	-
Small-Cap Index	260,859	-	260,859	-	-
Health Sciences	173,983	-	-	173,983	-
Currency Strategies	77,426,926	-	-	77,426,926	-

		Liability Derivative Investments, Value
Portfolio	Total Value at December 31, 2019	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	($50,421,964)	($1,358,091)	$-	($10,594,228)	($38,469,645)
Inflation Managed	(6,687,544)	(702,607)	-	(1,657,262)	(4,327,675)
Inflation Strategy	(167,039)	-	-	-	(167,039)
Managed Bond	(37,646,597)	-	-	(19,950,141)	(17,696,456)
Short Duration Bond	(564,185)	-	-	-	(564,185)
Emerging Markets Debt	(2,596,759)	-	-	(2,509,553)	(87,206)
Comstock	(1,236,494)	-	-	(1,236,494)	-
Small-Cap Equity	(2,615)	-	(2,615)	-	-
Health Sciences	(414,011)	-	-	(414,011)	-
Currency Strategies	(76,000,799)	-	-	(76,000,799)	-

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Credit contracts	Net realized gain (loss) on futures contract transactions
Equity contracts	Net realized gain (loss) on purchased option transactions
Interest rate contracts	Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options
Foreign currency contracts	Net realized gain (loss) on forward foreign currency contract transactions
Net realized gain (loss) on futures contract transactions
Net realized gain (loss) on purchased option transactions
Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options

The following is a summary of each Fund’s net realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Trust’s Statements of Operations categorized by primary risk exposure for the fiscal year ended December 31, 2019:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
Portfolio	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$114,411,813	$13,389,848	$-	$17,795,324	$83,226,641
Inflation Managed	(4,923,976)	(376,380)	-	4,263,057	(8,810,653)
Inflation Strategy	117,627	-	-	-	117,627
Managed Bond	(53,908,623)	1,029,262	-	1,530,770	(56,468,655)
Short Duration Bond	1,727,141	-	-	23,545	1,703,596
Emerging Markets Debt	2,472,852	-	-	2,828,186	(355,334)
Comstock	1,478,550	-	-	1,478,550	-
Equity Index	8,335,625	-	8,335,625	-	-
Mid-Cap Growth	4,189,328	-	4,189,328	-	-
Small-Cap Equity	245,670	-	245,670	-	-
Small-Cap Index	3,866,769	-	3,866,769	-	-
Emerging Markets	1,756,691	-	1,756,691	-	-
International Large-Cap	90,283	-	90,283	-	-
International Small-Cap	1,045,363	-	1,045,363	-	-
International Value	120,353	-	69,421	50,932	-
Health Sciences	587,844	-	-	587,844	-
Technology	101,912	-	101,912	-	-
Currency Strategies	21,902,365	-	-	21,902,365	-

	Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
Portfolio	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	($6,940,343)	$4,817,548	$-	$5,465,456	($17,223,347)
Inflation Managed	(583,090)	(763,630)	-	(2,344,020)	2,524,560
Inflation Strategy	629,956	-	-	-	629,956
Managed Bond	15,630,212	960,400	-	(10,555,769)	25,225,581
Short Duration Bond	(1,314,547)	-	-	3,142	(1,317,689)
Emerging Markets Debt	(516,062)	-	-	(2,785,701)	2,269,639
Comstock	(1,096,285)	-	-	(1,096,285)	-
Equity Index	651,947	-	651,947	-	-
Small-Cap Equity	44,377	-	44,377	-	-
Small-Cap Index	400,872	-	400,872	-	-
Health Sciences	(285,772)	-	-	(285,772)	-
Currency Strategies	(29,967,688)	-	-	(29,967,688)	-

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

For applicable Funds, the following is a summary of the average number of positions and values of derivative investments by derivative type, which serve as indicators of volume of derivative activity, for the fiscal year ended December 31, 2019:

	Average Positions and Value of Derivative Investments by Derivative Type
	Futures Contracts		Forward Contracts		Option Contracts		Swap Agreements
Portfolio	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value
Diversified Bond	30	$14,152,947	41	$2,475,795	72	($577,237)	23	($15,276,587)
Inflation Managed	23	(1,197,668)	55	280,068	48	(107,955)	77	(3,451,910)
Inflation Strategy	5	(62,924)	-	-	3	1,571,836	6	28,072
Managed Bond	17	(6,320,024)	59	(6,053,571)	27	(206,961)	42	(13,538,251)
Short Duration Bond	4	609,604	5	1,115	-	-	-	-
Emerging Markets Debt	-	-	125	1,988,889	-	-	6	(597,932)
Comstock	-	-	13	(409,247)	-	-	-	-
Equity Index	1	65,822	-	-	-	-	-	-
Mid-Cap Growth	-	-	-	-	1	(24,750)	-	-
Small-Cap Equity	1	(13,003)	-	-	-	-	-	-
Small-Cap Index	1	(90,071)	-	-	-	-	-	-
Health Sciences	-	-	11	15,145	-	-	-	-
Currency Strategies	-	-	83	6,089,816	-	-	-	-

In addition to the table above, the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of derivative activity for each applicable Fund for the fiscal year ended December 31, 2019.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of financial and derivative instruments that are subject to enforceable master agreements with netting arrangements (or similar arrangements) and collateral received and pledged in connection with the master agreements with netting arrangements (or similar arrangements) as of December 31, 2019:

	Gross Amounts Presented in the Statement of Assets and Liabilities		Gross Amounts Not Offset in Statement of Assets and Liabilities					Gross Amounts Presented in the Statement of Assets and Liabilities		Gross Amounts Not Offset in Statement of Assets and Liabilities
Description		Financial Instrument		Collateral Received		Net Amount			Financial Instrument		Collateral Pledged		Net Amount
	Assets							Liabilities

Diversified Bond
Forward foreign currency contracts	$11,055,443		($7,066,531)		$-		$3,988,912	($10,572,440)		$7,066,531		$-		($3,505,909)
Option contracts	-		-		-		-	(47,109)		-		-		(47,109)
Swap agreements	4,980,562		-		(4,735,793)		244,769	-		-		-		-

Inflation Managed
Forward foreign currency contracts	714,865		(478,996)		(58,997)		176,872	(1,657,262)		478,996		431,247		(747,019)
Option contracts	64,074		(64,074)		-		-	(98,088)		64,074		-		(34,014)
Swap agreements	182,958		(22,028)		-		160,930	(64,668)		22,028		-		(42,640)
Sale-buyback financing transactions								(201,950,219)		201,566,377		-		(383,842)

Inflation Strategy
Option contracts	970,707		-		(970,707)		-	-		-		-		-
Swap agreements	303,445		(53,416)		(188,410)		61,619	(73,792)		53,416		-		(20,376)

Managed Bond
Forward foreign currency contracts	4,356,289		(2,617,897)		(1,650,458)		87,934	(19,950,141)		2,617,897		14,878,280		(2,453,964)
Option contracts	-		-		-		-	(1)		-		1		-
Swap agreements	830,316		-		(62,955)		767,361	-		-		-		-
Sale-buyback financing transactions								(650,319,386)		637,708,837		6,209,173		(6,401,376)
Reverse repurchase agreements								(36,420,000)		-		36,234,346		(185,654)

Emerging Markets Debt
Forward foreign currency contracts	5,548,842		(1,938,296)		(1,379,091)		2,231,455	(2,509,553)		1,938,296		571,257		-

Comstock
Forward foreign currency contracts	20,855		(15,361)		-		5,494	(1,236,494)		15,361		-		(1,221,133)

Health Sciences
Forward foreign currency contracts	173,983		(75,114)		-		98,869	(414,011)		75,114		-		(338,897)

Currency Strategies
Forward foreign currency contracts	77,426,926		(67,368,064)		(9,833,311)		225,551	(76,000,799)		67,368,064		7,163,862		(1,468,873)

During the reporting period, certain Funds may have had investments in repurchase agreements. The gross value and related collateral received for these investments, if any, are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral, if any, held by each applicable Fund presented in these financial statements, exceeded the value of the repurchase agreements as of December 31, 2019.

6. INVESTMENT ADVISORY, ADMINISTRATION AND SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life, serves as Investment Adviser to each Fund of the Trust. PLFA receives investment advisory fees from each Fund which are based on annual percentages of the average daily net assets of each Fund. Pursuant to Sub-Advisory Agreements, the Trust and PLFA engage various investment management firms under PLFA’s supervision to sub-advise for certain Funds presented in these financial statements. PLFA manages the Pacific Dynamix, Portfolio Optimization, and PSF DFA Balanced Allocation Portfolios directly. PLFA also managed the Core Income, Floating Rate Income, and High Yield Bond Portfolios under the name Pacific Asset Management, through December 30, 2019. PLFA, as Investment Adviser to each Fund of the Trust, pays related management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust. As of December 31, 2019, the investment advisory fees that PLFA receives from each Fund based upon an annual percentage of the average daily net assets of each Fund, and the sub-adviser of each Fund, are as follows:

Portfolio	Investment Advisory Fee Rate	Advisory Fee Waiver through April 30, 2020 (unless otherwise noted)	Sub-Adviser(s)
Core Income	0.50% on first $4 billion 0.48% on excess		Pacific Asset Management LLC (effective December 31, 2019)
Diversified Bond	0.40% on first $4 billion 0.38% on excess		Western Asset Management Company, LLC
Floating Rate Income	0.65% on first $1 billion 0.62% on next $1 billion 0.59% on next $2 billion 0.57% on excess	0.05% (through April 30, 2022)	Pacific Asset Management LLC (effective December 31, 2019)

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio	Investment Advisory Fee Rate	Advisory Fee Waiver through April 30, 2020 (unless otherwise noted)	Sub-Adviser(s)
High Yield Bond	0.40% on first $4 billion 0.38% on excess		Pacific Asset Management LLC (effective December 31, 2019)
Inflation Managed Managed Bond	0.40% on first $4 billion 0.38% on excess		Pacific Investment Management Company LLC
Inflation Strategy	0.40% on first $200 million 0.35% on next $800 million 0.34% on next $1 billion 0.33% on excess		Barings LLC
Short Duration Bond	0.40% on first $4 billion 0.38% on excess		T. Rowe Price Associates, Inc.
Emerging Markets Debt	0.785% on first $1 billion 0.755% on next $1 billion 0.725% on next $2 billion 0.705% on excess	0.02%	Ashmore Investment Management Limited
Comstock	0.75% on first $100 million 0.71% on next $900 million 0.68% on next $3 billion 0.66% on excess	0.015%	Invesco Advisers, Inc.
Developing Growth	0.60% on first $4 billion 0.58% on excess		Lord, Abbett & Co. LLC
Dividend Growth	0.70% on first $100 million 0.66% on next $900 million 0.63% on next $3 billion 0.61% on excess		T. Rowe Price Associates, Inc.
Equity Index	0.05% on first $4 billion 0.03% on excess		BlackRock Investment Management, LLC
Focused Growth	0.75% on first $100 million 0.71% on next $900 million 0.68% on next $3 billion 0.66% on excess		Janus Capital Management LLC
Growth	0.55% on first $4 billion 0.53% on excess		MFS Investment Management
Large-Cap Growth	0.75% on first $100 million 0.71% on next $900 million 0.68% on next $3 billion 0.66% on excess	0.045%	BlackRock Investment Management, LLC
Large-Cap Value	0.65% on first $100 million 0.61% on next $900 million 0.58% on next $3 billion 0.56% on excess		ClearBridge Investments, LLC
Main Street Core	0.45% on first $4 billion 0.43% on excess		Invesco Advisers, Inc.
Mid-Cap Equity	0.65% on first $4 billion 0.63% on excess		Scout Investments, Inc.
Mid-Cap Growth	0.70% on first $4 billion 0.68% on excess	0.025%	Ivy Investment Management Company
Mid-Cap Value	0.70% on first $1 billion 0.65% on next $1 billion 0.60% on excess		Boston Partners Global Investors, Inc.
Small-Cap Equity	0.75% on first $1 billion 0.72% on next $1 billion 0.69% on next $2 billion 0.67% on excess	0.10%	BlackRock Investment Management, LLC and Franklin Mutual Advisers, LLC (co-sub-advisers)
Small-Cap Growth (1)	0.75% on first $100 million 0.675% on next $100 million 0.60% on excess		Rothschild & Co Asset Management US Inc.
Small-Cap Index	0.30% on first $4 billion 0.28% on excess		BlackRock Investment Management, LLC
Small-Cap Value	0.75% on first $1 billion 0.72% on next $1 billion 0.69% on next $2 billion 0.67% on excess		AllianceBernstein L.P.
Value Advantage	0.66% on first $4 billion 0.64% on excess		J.P. Morgan Investment Management Inc.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio	Investment Advisory Fee Rate	Advisory Fee Waiver through April 30, 2020 (unless otherwise noted)	Sub-Adviser(s)
Emerging Markets	0.80% on first $4 billion 0.78% on excess		Invesco Advisers, Inc.
International Equity Income	0.50% on first $1 billion 0.45% on excess		Cadence Capital Management LLC
International Large-Cap	0.85% on first $100 million 0.77% on next $900 million 0.75% on next $3 billion 0.73% on excess		MFS Investment Management
International Small-Cap	0.85% on first $1 billion 0.82% on next $1 billion 0.79% on next $2 billion 0.77% on excess		QS Investors, LLC
International Value	0.65% on first $4 billion 0.63% on excess		Wellington Management Company LLP
Health Sciences	0.90% on first $1 billion 0.87% on next $1 billion 0.84% on next $2 billion 0.82% on excess		BlackRock Investment Management, LLC
Real Estate	0.90% on first $100 million 0.82% on next $900 million 0.80% on next $3 billion 0.78% on excess	0.09%	Principal Real Estate Investors LLC
Technology	0.90% on first $1 billion 0.87% on next $1 billion 0.84% on next $2 billion 0.82% on excess		MFS Investment Management
Currency Strategies	0.65% on first $3 billion 0.63% on excess		UBS Asset Management (Americas) Inc. and Neuberger Berman Investment Advisers LLC (effective May 1, 2019) (co-sub-advisers)
Pacific Dynamix Portfolios PSF DFA Balanced Allocation	0.20%
Portfolio Optimization Portfolios	0.10%

(1)	Prior to June 28, 2019, the Small-Cap Growth Portfolio advisory fee schedule was as follows: 1) 0.85% on the first $100 million; 2) 0.775% on the next $100 million; and 3) 0.70% on the excess.

Pursuant to an Agreement for Administration and Support Services (the “Administration Agreement”), Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Investment Adviser’s responsibilities under the Advisory Agreement. Under the Administration Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, including the expense of registering and qualifying the Trust on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance, maintaining the Trust’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Transfer Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for Class I, Class D and those Class P shares of the Trust that are offered to certain separate accounts, without remuneration from the Trust. Pursuant to a Transfer Agency and Service Agreement, State Street Bank and Trust Company serves as transfer agent for those Class P shares of the Trust that are utilized by the Fund of Funds and is compensated by the Trust for these services.

Pursuant to a Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust. The Trust adopted a service plan (the “Service Plan”) for Class I shares of each applicable Fund, under which each applicable Fund pays the Distributor an amount at an annual rate of 0.20% of the average daily net assets of each Fund for shareholder servicing activities. Class P shares do not incur a service fee. Under the Service Plan, the service fee may be used by the Distributor for services rendered to or procured for shareholders of the Trust, or the variable annuity and variable life insurance contract owners who use the Trust as the underlying investment vehicle for their contracts. These services may include, but are not limited to: providing electronic, telephonic, and technological servicing support in connection with existing investments in the Trust; answering shareholder questions regarding the Trust, the Funds, its managers and/or other service providers; payment of compensation to broker-dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of these services; and other services as described in the Service Plan. The Service Plan was not adopted in accordance with Rule 12b-1 under the 1940 Act.

The Trust has also adopted a distribution and service plan (the “12b-1 Plan”) for Class D shares of each applicable Fund in accordance with Rule 12b-1 under the 1940 Act, pursuant to which Class D shares of each applicable Fund pay a service fee at an annual rate of 0.20% and a distribution fee at an annual rate of 0.05% of the average daily net assets attributed to that share class. The service fees may be used by the Distributor for the types of services provided under the Service Plan discussed above. The distribution fees may be used by the Distributor for

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

any activities or expenses primarily intended to result in the sale of Class D shares or variable contracts offering Class D shares, which may include, but are not limited to: compensation to, and expenses (including overhead expenses) of, financial consultants or other employees of the Distributor or of selling group members who engage in distribution of Class D shares; printing of prospectuses and reports other than for existing contract owners; advertising; and the preparation, printing and distribution of sales literature.

The Service Plan and 12b-1 Plan will each remain in effect as long as their continuance is specifically approved at least annually.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, DISTRIBUTION AND/OR SERVICE FEES AND EXPENSES FOR SUPPORT SERVICES

The Investment Adviser, the Distributor, and Pacific Life are related parties. The advisory fees earned by the Investment Adviser, including any advisory fee waiver, distribution and/or service fees earned by the Distributor, and expenses for support services recovered by PLFA and Pacific Life from each Fund presented in these financial statements for the fiscal year ended December 31, 2019 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of December 31, 2019 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund (other than the Pacific Dynamix, and Portfolio Optimization Portfolios) presented in these financial statements for certain operating expenses that exceed an annual rate of 0.10% of a Fund’s average daily net assets through April 30, 2020 (“expense cap”). These operating expenses include, but are not limited to: organizational expenses; domestic custody expenses; expenses for accounting, audit, tax, and certain legal services; preparation, printing, filing, and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents, as applicable; independent trustees’ fees and expenses; and establishing, overseeing, and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired fund fees and expenses; extraordinary expenses such as litigation expenses, liquidation expenses, reorganization expenses and other expenses not incurred in the ordinary course of each Fund’s business; and expenses of counsel or other persons or services retained by the independent trustees. In the case of the Pacific Dynamix Portfolios, PLFA has contractually agreed to reimburse each Fund for its operating expenses (excluding extraordinary expenses) of each Pacific Dynamix Portfolio and its proportionate share of fees and expenses of the Pacific Dynamix Underlying Funds that exceed an annual rate of 0.59% of a Fund’s average net assets for Class I shares through April 30, 2020. There are no expense caps for the Portfolio Optimization Portfolios.

There is no guarantee that PLFA will continue to cap expenses for a Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Fund, but not above the expense cap. The amounts of adviser reimbursement to each applicable Fund presented in these financial statements for the fiscal year ended December 31, 2019 are presented in the Statements of Operations. Any amounts that remained due from the Investment Adviser as of December 31, 2019 are presented in the Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of December 31, 2019 that are subject to recoupment by PLFA from the Funds presented in these financial statements are as follows:

	Expiration
Portfolio	2020	2021	2022
International Equity Income	$-	$-	$506
Pacific Dynamix – Conservative Growth	255,880	240,746	314,004
Pacific Dynamix – Moderate Growth	1,127,747	1,136,501	1,220,228
Pacific Dynamix – Growth	423,286	443,429	435,967

There was no recoupment of expense reimbursement by PLFA from any Funds presented in these financial statements for the fiscal year ended December 31, 2019.

C. INVESTMENTS IN AFFILIATED MUTUAL FUNDS

A summary of holdings and transactions with affiliated mutual fund investments as of and for the fiscal year ended December 31, 2019 is as follows:

	Beginning Value as of January 1, 2019	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2019
						Ending Value	Share Balance
Pacific Dynamix – Conservative Growth
PD 1-3 Year Corporate Bond ‘P’	$53,118,072	$3,099,808	$4,679,973	$318,426	$2,215,040	$54,071,373	4,885,064
PD Aggregate Bond Index ‘P’	220,116,733	11,111,572	43,150,254	4,749,218	11,564,604	204,391,873	15,410,124
PD High Yield Bond Market ‘P’	46,359,322	31,776,551	3,606,875	988,661	7,670,986	83,188,645	4,898,859
PD Large-Cap Growth Index ‘P’	58,523,733	6,209,010	12,563,815	7,741,988	12,923,811	72,834,727	1,559,380
PD Large-Cap Value Index ‘P’	61,319,289	6,422,345	8,830,243	4,865,596	11,410,137	75,187,124	2,234,457
PD Small-Cap Growth Index ‘P’	2,355,563	3,197,412	693,331	253,633	670,229	5,783,506	169,432
PD Small-Cap Value Index ‘P’	9,445,970	763,540	6,127,472	1,655,231	62,845	5,800,114	213,583
PD Emerging Markets ‘P’	15,666,261	4,827,140	2,726,685	447,036	2,310,146	20,523,898	1,103,671
PD International Large-Cap ‘P’	49,738,319	2,921,326	10,979,863	2,156,337	8,064,037	51,900,156	2,586,205
Total	$516,643,262	$70,328,704	$93,358,511	$23,176,126	$56,891,835	$573,681,416

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of January 1, 2019	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2019
						Ending Value	Share Balance
Pacific Dynamix – Moderate Growth
PD 1-3 Year Corporate Bond ‘P’	$142,999,112	$17,268,919	$7,325,202	$533,376	$6,875,468	$160,351,673	14,486,930
PD Aggregate Bond Index ‘P’	699,057,849	12,604,409	171,354,367	18,619,046	30,463,800	589,390,737	44,437,111
PD High Yield Bond Market ‘P’	114,987,880	111,780,837	12,257,801	3,572,108	20,202,388	238,285,412	14,032,283
PD Large-Cap Growth Index ‘P’	376,968,172	33,078,529	52,926,788	34,774,312	101,331,856	493,226,081	10,559,895
PD Large-Cap Value Index ‘P’	390,181,853	35,860,409	30,193,647	16,678,640	88,229,844	500,757,099	14,881,807
PD Small-Cap Growth Index ‘P’	20,144,922	13,437,841	1,718,008	550,657	6,270,136	38,685,548	1,133,323
PD Small-Cap Value Index ‘P’	50,753,880	2,101,331	23,767,853	6,142,747	3,435,306	38,665,411	1,423,813
PD Emerging Markets ‘P’	123,402,485	5,121,739	16,656,821	2,245,143	16,567,603	130,680,149	7,027,316
PD International Large-Cap ‘P’	333,005,768	5,850,118	60,397,438	18,548,623	49,010,507	346,017,578	17,242,191
Total	$2,251,501,921	$237,104,132	$376,597,925	$101,664,652	$322,386,908	$2,536,059,688

Pacific Dynamix – Growth
PD 1-3 Year Corporate Bond ‘P’	$15,073,933	$11,885,707	$2,046,903	$146,215	$886,049	$25,945,001	2,343,994
PD Aggregate Bond Index ‘P’	114,059,150	16,026,093	34,456,371	4,380,948	3,618,991	103,628,811	7,813,094
PD High Yield Bond Market ‘P’	21,985,155	19,979,246	2,913,125	706,478	3,537,862	43,295,616	2,549,616
PD Large-Cap Growth Index ‘P’	161,047,670	22,342,207	20,475,532	13,363,538	45,798,349	222,076,232	4,754,618
PD Large-Cap Value Index ‘P’	169,268,013	22,343,174	11,595,365	6,422,608	39,338,871	225,777,301	6,709,789
PD Small-Cap Growth Index ‘P’	13,397,481	1,289,535	1,176,217	355,801	3,491,112	17,357,712	508,507
PD Small-Cap Value Index ‘P’	20,220,883	1,682,049	8,531,482	2,277,304	1,705,696	17,354,450	639,059
PD Emerging Markets ‘P’	55,767,678	5,687,938	16,831,376	2,742,050	5,330,150	52,696,440	2,833,748
PD International Large-Cap ‘P’	146,461,978	7,817,880	23,815,792	6,623,405	23,349,689	160,437,160	7,994,646
Total	$717,281,941	$109,053,829	$121,842,163	$37,018,347	$127,056,769	$868,568,723

Portfolio Optimization Conservative
Core Income ‘P’	$37,986,807	$22,015,849	$6,862,112	$732,665	$4,926,273	$58,799,482	5,019,034
Diversified Bond ‘P’	358,686,265	79,552,676	59,912,527	12,672,573	38,733,997	429,732,984	28,820,824
Floating Rate Income ‘P’	39,465,086	2,464,229	6,360,869	1,129,480	2,029,473	38,727,399	3,036,231
Floating Rate Loan ‘P’ (1)	34,985,996	950,839	36,958,812	4,735,504	(3,713,527)	-	-
High Yield Bond ‘P’	89,340,825	4,513,866	27,665,298	7,189,878	4,051,422	77,430,693	7,962,485
Inflation Managed ‘P’	38,067,643	1,071,047	15,397,498	764,754	1,813,149	26,319,095	2,064,014
Inflation Strategy ‘P’	38,129,002	1,208,718	13,860,263	223,304	2,146,378	27,847,139	2,508,391
Managed Bond ‘P’	189,311,639	104,843,681	29,769,311	4,936,976	17,160,094	286,483,079	18,819,943
Short Duration Bond ‘P’	214,296,815	25,801,211	40,148,895	1,778,336	7,422,649	209,150,116	19,368,657
Emerging Markets Debt ‘P’	91,793,310	4,399,791	41,456,155	7,228,938	285,730	62,251,614	4,810,396
Comstock ‘P’	9,254,453	8,266,742	4,188,406	895,587	2,012,263	16,240,639	819,947
Dividend Growth ‘P’	9,519,697	7,181,515	4,098,945	1,554,163	2,116,087	16,272,517	572,650
Equity Index ‘P’	7,254,212	4,834,204	3,194,924	1,078,835	1,634,481	11,606,808	142,792
Growth ‘P’	13,085,473	2,943,446	5,405,989	1,632,450	3,198,606	15,453,986	357,567
Large-Cap Growth ‘P’	17,421,686	2,035,751	10,913,999	1,769,196	2,797,285	13,109,919	750,594
Large-Cap Value ‘P’	20,190,957	2,114,731	10,200,595	2,555,825	2,355,957	17,016,875	600,787
Main Street Core ‘P’	7,954,293	862,173	3,367,925	1,110,220	1,179,423	7,738,184	147,106
Mid-Cap Equity ‘P’	14,326,953	8,922,704	4,967,001	349,883	3,009,455	21,641,994	761,408
Mid-Cap Growth ‘P’	7,222,794	14,091,514	5,615,623	961,656	3,409,025	20,069,366	998,789
Mid-Cap Value ‘P’	35,623,179	4,679,463	21,341,399	3,182,735	5,737,947	27,881,925	920,289
Small-Cap Equity ‘P’	-	5,149,211	983,376	39,599	434,510	4,639,944	156,746
Small-Cap Value ‘P’	-	3,433,404	606,406	21,148	244,686	3,092,832	115,399
Value Advantage ‘P’	15,896,025	3,720,599	5,362,988	1,529,191	2,797,221	18,580,048	938,474
Emerging Markets ‘P’	14,950,110	10,251,757	6,613,777	950,017	3,620,995	23,159,102	1,085,176
International Equity Income ‘P’	-	962,954	-	-	(2,747)	960,207	96,334
International Large-Cap ‘P’	36,792,800	2,842,469	28,653,229	4,494,589	2,349,786	17,826,415	1,526,857
International Value ‘P’	36,315,257	4,362,150	26,548,775	1,632,785	3,231,302	18,992,719	1,325,331
Real Estate ‘P’	-	8,430,419	1,582,801	118,011	880,037	7,845,666	255,066
Currency Strategies ‘P’	40,236,683	42,638,562	13,667,786	1,541,441	(1,170,348)	69,578,552	5,915,769
Equity Long/Short ‘P’ (2)	56,125,400	2,942,200	59,116,174	4,188,040	(4,139,466)	-	-
Global Absolute Return ‘P’ (3)	39,452,046	882,941	40,559,519	2,759,013	(2,534,481)	-	-
Total	$1,513,685,406	$388,370,816	$535,381,377	$73,756,792	$108,017,662	$1,548,449,299

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of January 1, 2019	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2019
						Ending Value	Share Balance
Portfolio Optimization Moderate-Conservative
Core Income ‘P’	$56,307,260	$15,129,865	$9,474,649	$1,067,776	$5,996,759	$69,027,011	5,892,041
Diversified Bond ‘P’	527,886,928	1,296,514	87,439,259	21,071,864	43,510,875	506,326,922	33,957,736
Floating Rate Income ‘P’	39,268,743	22,951,556	5,365,386	1,046,589	2,971,726	60,873,228	4,772,466
Floating Rate Loan ‘P’ (1)	34,348,052	16,939	35,350,534	6,698,735	(5,713,192)	-	-
High Yield Bond ‘P’	97,944,592	75,316,922	20,246,749	6,160,156	12,124,243	171,299,164	17,615,328
Inflation Managed ‘P’	50,181,008	65,408	12,794,779	550,960	3,274,624	41,277,221	3,237,070
Inflation Strategy ‘P’	50,264,510	99,019	10,459,745	(179,900)	3,773,186	43,497,070	3,918,092
Managed Bond ‘P’	279,101,622	71,290,487	43,445,119	7,646,254	19,907,634	334,500,878	21,974,378
Short Duration Bond ‘P’	100,564,035	111,834,467	73,935,541	2,813,736	4,114,984	145,391,681	13,464,212
Emerging Markets Debt ‘P’	126,070,636	479,068	38,723,168	4,921,984	5,916,102	98,664,622	7,624,154
Comstock ‘P’	31,056,997	17,750,542	6,206,254	3,285,349	5,962,185	51,848,819	2,617,711
Developing Growth ‘P’	2,061,861	105,115	481,453	202,118	477,852	2,365,493	94,765
Dividend Growth ‘P’	35,460,609	16,094,358	11,137,025	4,176,667	8,352,870	52,947,479	1,863,287
Equity Index ‘P’	27,613,826	11,189,336	7,888,039	1,900,478	7,850,587	40,666,188	500,292
Growth ‘P’	48,946,889	8,534,111	14,716,234	8,802,167	10,009,866	61,576,799	1,424,737
Large-Cap Growth ‘P’	64,577,243	424,956	30,532,141	15,366,931	1,934,595	51,771,584	2,964,125
Large-Cap Value ‘P’	71,236,425	242,929	33,803,291	16,714,440	(253,291)	54,137,212	1,911,335
Main Street Core ‘P’	29,815,877	89,844	13,189,157	6,355,645	1,540,506	24,612,715	467,898
Mid-Cap Equity ‘P’	33,653,614	15,403,935	5,227,885	2,028,783	5,748,186	51,606,633	1,815,624
Mid-Cap Growth ‘P’	27,959,312	5,057,077	8,228,618	1,524,045	9,294,463	35,606,279	1,772,012
Mid-Cap Value ‘P’	72,217,102	467,073	20,088,111	5,061,432	14,888,593	72,546,089	2,394,505
Small-Cap Equity ‘P’	4,409,447	5,349,813	1,459,178	195,687	1,339,642	9,835,411	332,259
Small-Cap Growth ‘P’	5,419,831	155,058	1,570,465	316,790	579,076	4,900,290	344,022
Small-Cap Index ‘P’	7,455,894	1,590,751	1,183,016	300,528	1,653,392	9,817,549	373,604
Small-Cap Value ‘P’	4,273,837	5,297,210	1,128,874	119,685	1,256,407	9,818,265	366,337
Value Advantage ‘P’	56,354,254	216,212	14,048,401	3,581,329	10,499,730	56,603,124	2,859,010
Emerging Markets ‘P’	72,562,398	353,198	26,957,460	4,913,774	10,916,297	61,788,207	2,895,236
International Equity Income ‘P’	-	3,631,299	-	-	(11,807)	3,619,492	363,130
International Large-Cap ‘P’	93,862,202	296,189	38,336,802	5,497,007	16,264,277	77,582,873	6,645,082
International Small-Cap ‘P’	21,868,085	346,800	13,216,896	1,454,316	1,886,556	12,338,861	830,450
International Value ‘P’	92,027,507	1,535,402	18,969,675	2,381,114	12,506,843	89,481,191	6,244,089
Real Estate ‘P’	-	25,162,508	4,230,327	331,027	2,859,815	24,123,023	784,250
Currency Strategies ‘P’	81,936,065	55,171,301	28,146,075	4,172,165	(3,610,431)	109,523,025	9,311,964
Equity Long/Short ‘P’ (2)	110,654,443	556,675	111,571,600	7,879,374	(7,518,892)	-	-
Global Absolute Return ‘P’ (3)	79,844,485	30,933	80,353,554	5,790,845	(5,312,709)	-	-
Total	$2,437,205,589	$473,532,870	$829,905,460	$154,149,850	$204,991,549	$2,439,974,398

Portfolio Optimization Moderate
Core Income ‘P’	$137,085,674	$117,837,529	$30,944,066	$3,586,483	$20,172,373	$ 247,737,993	21,146,538
Diversified Bond ‘P’	1,290,424,617	590,130,565	274,054,675	75,994,279	140,532,908	1,823,027,694	122,264,668
Floating Rate Income ‘P’	184,229,063	16,442,472	16,676,213	3,074,610	12,407,680	199,477,612	15,639,060
Floating Rate Loan ‘P’ (1)	164,240,598	188,564	169,135,092	22,836,368	(18,130,438)	-	-
High Yield Bond ‘P’	397,488,847	3,775	96,783,731	28,530,431	21,825,283	351,064,605	36,101,274
Inflation Managed ‘P’	178,141,163	19,485	117,801,151	7,095,579	2,097,403	69,552,479	5,454,491
Inflation Strategy ‘P’	178,412,259	32,928	107,891,005	273,072	8,147,525	78,974,779	7,113,823
Managed Bond ‘P’	681,420,519	569,822,204	141,319,865	26,740,397	67,662,741	1,204,325,996	79,115,829
Short Duration Bond ‘P’	204,015,854	200,288,760	72,937,961	2,451,369	13,073,131	346,891,153	32,124,370
Emerging Markets Debt ‘P’	460,045,974	8,364	195,120,346	13,954,719	23,306,969	302,195,680	23,351,698
Comstock ‘P’	165,764,866	111,361,803	34,199,084	19,093,683	31,753,647	293,774,915	14,831,926
Developing Growth ‘P’	12,934,923	42,918	7,664,004	3,295,399	773,610	9,382,846	375,890
Dividend Growth ‘P’	188,106,993	151,814,693	68,085,663	31,810,736	44,940,975	348,587,734	12,267,232
Equity Index ‘P’	146,878,771	111,285,671	49,649,717	17,593,608	41,881,900	267,990,233	3,296,922
Growth ‘P’	302,887,479	144,243,954	108,467,170	59,175,793	72,268,216	470,108,272	10,877,156
Large-Cap Growth ‘P’	394,296,851	170	111,163,461	55,779,353	60,955,107	399,868,020	22,894,006
Large-Cap Value ‘P’	371,521,457	192,431	157,095,537	80,490,516	7,734,864	302,843,731	10,692,012
Main Street Core ‘P’	160,119,166	-	36,679,190	20,525,413	27,699,140	171,664,529	3,263,411
Mid-Cap Equity ‘P’	181,503,858	76,585,652	27,238,040	12,334,022	29,076,215	272,261,707	9,578,707
Mid-Cap Growth ‘P’	190,156,007	8,302,017	51,221,819	9,212,973	60,260,338	216,709,516	10,784,945
Mid-Cap Value ‘P’	372,918,631	142,161	106,595,530	39,343,938	62,419,120	368,228,320	12,153,991
Small-Cap Equity ‘P’	63,952,785	89,386	17,629,549	4,043,292	10,054,373	60,510,287	2,044,151
Small-Cap Growth ‘P’	31,561,299	57,123	21,562,069	6,260,217	(1,240,533)	15,076,037	1,058,405
Small-Cap Index ‘P’	83,999,458	331,253	51,019,493	15,976,761	1,076,039	50,364,018	1,916,587
Small-Cap Value ‘P’	70,779,250	230,177	20,347,760	1,670,743	13,093,108	65,425,518	2,441,142
Value Advantage ‘P’	296,626,860	2,618,966	53,032,518	23,850,642	53,055,921	323,119,871	16,320,709
Emerging Markets ‘P’	493,043,960	1,845	238,163,979	53,619,070	46,201,641	354,702,537	16,620,447
International Equity Income ‘P’	-	17,881,806	-	-	(58,141)	17,823,665	1,788,181
International Large-Cap ‘P’	491,342,767	-	213,171,930	42,615,888	68,273,346	389,060,071	33,323,541
International Small-Cap ‘P’	178,565,982	798,669	151,590,905	16,355,311	6,490,942	50,619,999	3,406,910
International Value ‘P’	480,506,120	11,320	114,330,499	11,763,996	63,761,775	441,712,712	30,823,164
Real Estate ‘P’	47,904,056	102,183,287	30,034,389	6,186,881	20,803,093	147,042,928	4,780,431
Currency Strategies ‘P’	364,959,657	170,235,453	194,713,073	28,488,207	(26,510,379)	342,459,865	29,116,926
Equity Long/Short ‘P’ (2)	487,168,549	968,456	491,401,058	52,525,580	(49,261,527)	-	-
Global Absolute Return ‘P’ (3)	353,823,001	140,326	356,252,007	21,482,235	(19,193,555)	-	-
Total	$9,806,827,314	$2,394,294,183	$3,933,972,549	$818,031,564	$917,404,810	$10,002,585,322

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of January 1, 2019	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2019
						Ending Value	Share Balance
Portfolio Optimization Growth
Core Income ‘P’	$59,990,343	$79,390,375	$16,969,044	$2,033,478	$10,561,440	$135,006,592	11,523,957
Diversified Bond ‘P’	553,014,937	466,878,311	141,460,086	34,280,913	78,348,070	991,062,145	66,467,385
Floating Rate Income ‘P’	88,296,550	63,989	9,966,021	676,893	6,336,712	85,408,123	6,696,003
Floating Rate Loan ‘P’ (1)	79,858,001	89,531	82,233,644	4,182,750	(1,896,638)	-	-
High Yield Bond ‘P’	167,798,587	44,451,348	22,307,691	3,718,598	22,094,405	215,755,247	22,186,912
Inflation Managed ‘P’	85,911,473	53,658	68,532,692	3,564,581	174,140	21,171,160	1,660,299
Inflation Strategy ‘P’	86,038,207	65,949	68,219,629	1,438,522	1,648,608	20,971,657	1,889,067
Managed Bond ‘P’	293,984,455	385,220,374	78,778,389	12,330,619	37,213,218	649,970,277	42,698,520
Short Duration Bond ‘P’	-	295,166,918	175,316,925	1,740,206	5,137,882	126,728,081	11,735,842
Emerging Markets Debt ‘P’	301,802,027	73,526	111,904,501	8,970,658	16,091,454	215,033,164	16,616,351
Comstock ‘P’	184,989,792	142,951,562	35,140,624	19,596,303	39,160,118	351,557,151	17,749,199
Developing Growth ‘P’	26,037,328	30,786	14,012,920	8,092,081	112,202	20,259,477	811,623
Dividend Growth ‘P’	212,868,265	198,953,396	74,331,898	33,799,572	57,682,390	428,971,725	15,096,044
Equity Index ‘P’	165,364,789	138,319,573	52,822,293	18,650,541	50,585,300	320,097,910	3,937,971
Growth ‘P’	320,034,769	216,791,004	117,302,910	51,521,621	99,029,691	570,074,175	13,190,122
Large-Cap Growth ‘P’	414,192,839	27,223,190	85,184,741	41,654,587	89,439,932	487,325,807	27,901,306
Large-Cap Value ‘P’	411,878,454	-	149,886,485	69,371,100	31,447,995	362,811,064	12,809,181
Main Street Core ‘P’	180,232,280	6,405,141	36,650,761	21,762,018	34,108,623	205,857,301	3,913,429
Mid-Cap Equity ‘P’	191,808,522	68,936,770	24,669,420	13,855,023	29,250,541	279,181,436	9,822,156
Mid-Cap Growth ‘P’	182,884,021	49,367,101	51,968,959	26,678,066	46,257,915	253,218,144	12,601,864
Mid-Cap Value ‘P’	377,972,587	-	135,484,002	44,034,663	54,345,239	340,868,487	11,250,934
Small-Cap Equity ‘P’	78,159,335	2,741	24,917,207	12,331,728	4,420,874	69,997,471	2,364,646
Small-Cap Growth ‘P’	61,916,924	5,008	41,333,547	11,990,582	(2,151,738)	30,427,229	2,136,127
Small-Cap Index ‘P’	125,222,187	2,106	80,198,087	25,043,194	(120,947)	69,948,453	2,661,867
Small-Cap Value ‘P’	87,184,931	25,758	34,620,325	8,827,792	8,418,908	69,837,064	2,605,744
Value Advantage ‘P’	328,367,637	22,533,532	53,631,945	13,848,027	74,111,467	385,228,718	19,457,812
Emerging Markets ‘P’	586,665,142	347	265,500,407	57,150,364	63,126,685	441,442,131	20,684,840
International Equity Income ‘P’	-	21,066,988	-	-	(68,497)	20,998,491	2,106,699
International Large-Cap ‘P’	625,992,719	-	305,653,358	60,362,040	74,720,433	455,421,834	39,007,519
International Small-Cap ‘P’	229,040,382	317,437	172,643,632	21,599,445	9,605,399	87,919,031	5,917,270
International Value ‘P’	613,701,798	10,781	182,793,842	19,336,665	73,227,454	523,482,856	36,529,168
Real Estate ‘P’	81,124,099	86,852,453	34,936,525	14,488,591	20,414,736	167,943,354	5,459,913
Currency Strategies ‘P’	308,126,803	125,273,765	184,685,265	26,899,586	(25,436,880)	250,178,009	21,270,857
Equity Long/Short ‘P’ (2)	414,093,909	351,467	417,771,669	37,344,541	(34,018,248)	-	-
Global Absolute Return ‘P’ (3)	298,545,323	126,852	300,651,670	5,611,594	(3,632,099)	-	-
Total	$8,223,099,415	$2,377,001,737	$3,652,481,114	$736,786,942	$969,746,784	$8,654,153,764

Portfolio Optimization Aggressive-Growth
Core Income ‘P’	$2,913,787	$10,930,153	$1,684,204	$126,891	$1,062,402	$13,349,029	1,139,453
Diversified Bond ‘P’	23,703,251	81,393,042	13,753,110	2,126,632	8,607,494	102,077,309	6,846,000
Floating Rate Income ‘P’	15,228,288	16,211	6,599,869	412,158	600,795	9,657,583	757,155
Floating Rate Loan ‘P’ (1)	13,319,002	9,387	13,709,060	694,631	(313,960)	-	-
High Yield Bond ‘P’	19,009,984	29,999,128	4,726,165	341,895	4,244,756	48,869,598	5,025,442
Inflation Managed ‘P’	9,733,924	3,491	10,022,892	214,691	70,786	-	-
Inflation Strategy ‘P’	9,749,972	4,457	9,965,414	209,745	1,240	-	-
Managed Bond ‘P’	12,741,757	56,827,271	8,006,997	904,952	3,894,346	66,361,329	4,359,477
Short Duration Bond ‘P’	-	47,645,336	38,849,004	361,910	386,784	9,545,026	883,931
Emerging Markets Debt ‘P’	48,858,493	68,621	14,327,519	(40,596)	4,245,480	38,804,479	2,998,555
Comstock ‘P’	52,112,004	35,455,121	9,598,487	3,381,621	12,661,194	94,011,453	4,746,392
Developing Growth ‘P’	5,191,209	4,877,079	1,765,214	783,015	992,581	10,078,670	403,766
Dividend Growth ‘P’	56,785,343	42,090,411	17,837,573	7,370,935	15,301,928	103,711,044	3,649,720
Equity Index ‘P’	44,119,763	29,328,580	12,842,369	4,814,491	12,471,961	77,892,426	958,263
Growth ‘P’	79,644,600	39,260,516	26,768,064	11,482,337	23,209,099	126,828,488	2,934,501
Large-Cap Growth ‘P’	103,078,310	48,594	26,667,829	13,746,057	16,763,009	106,968,141	6,124,344
Large-Cap Value ‘P’	117,508,692	14,956	48,764,343	15,464,512	12,347,816	96,571,633	3,409,498
Main Street Core ‘P’	48,356,531	1	12,624,880	6,195,574	7,955,179	49,882,405	948,284
Mid-Cap Equity ‘P’	59,543,756	12,718,596	7,592,151	4,185,926	8,665,136	77,521,263	2,727,352
Mid-Cap Growth ‘P’	61,901,758	21,344	22,217,239	10,150,141	10,814,369	60,670,373	3,019,372
Mid-Cap Value ‘P’	114,959,119	18	43,853,663	16,997,682	12,431,027	100,534,183	3,318,299
Small-Cap Equity ‘P’	21,395,132	390,516	2,922,139	1,353,857	3,685,904	23,903,270	807,497
Small-Cap Growth ‘P’	13,312,930	1,164,421	847,759	245,999	1,977,860	15,853,451	1,112,983
Small-Cap Index ‘P’	32,254,520	64,292	13,478,257	4,236,551	2,809,785	25,886,891	985,118
Small-Cap Value ‘P’	24,293,860	91,910	6,610,684	1,752,893	3,328,787	22,856,766	852,826
Value Advantage ‘P’	92,994,389	84,245	14,493,321	6,475,692	17,624,999	102,686,004	5,186,646
Emerging Markets ‘P’	151,439,079	400,224	54,325,660	12,258,202	20,680,230	130,452,075	6,112,648
International Equity Income ‘P’	-	6,575,264	-	-	(21,379)	6,553,885	657,526
International Large-Cap ‘P’	165,779,005	-	60,009,846	17,001,659	21,852,821	144,623,639	12,387,218
International Small-Cap ‘P’	77,789,364	190,304	58,552,908	14,914,036	(4,304,247)	30,036,549	2,021,569
International Value ‘P’	162,429,846	1,462,049	24,214,469	5,106,703	21,437,373	166,221,502	11,599,106
Real Estate ‘P’	18,421,876	39,648,007	11,265,509	4,086,628	6,328,122	57,219,124	1,860,219
Currency Strategies ‘P’	57,844,843	28,830,388	30,056,341	4,369,572	(4,082,524)	56,905,938	4,838,307
Equity Long/Short ‘P’ (2)	78,291,872	110,778	78,904,816	10,830,948	(10,328,782)	-	-
Global Absolute Return ‘P’ (3)	55,901,162	21,751	56,279,596	570,412	(213,729)	-	-
Total	$1,850,607,421	$469,746,462	$764,137,351	$183,128,352	$237,188,642	$1,976,533,526

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

(1)	All shares in the Floating Rate Loan Portfolio were acquired by the Floating Rate Income Portfolio as of March 15, 2019.
(2)	All shares in the Equity Long/Short Portfolio were fully redeemed on October 30, 2019.
(3)	All shares in the Global Absolute Return Portfolio were fully redeemed on April 30, 2019.

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts as compensation for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of certain Funds of the Trust at the time of such deferral and are payable in accordance with the Plan. An independent trustee who defers compensation has the option to select one or more credit rate options for their deferred account that track the total return of certain Funds and share classes of the Trust or Pacific Funds Series Trust (without a sales load). Pacific Funds Series Trust is a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company. PLFA is the Investment Adviser to Pacific Funds Series Trust. The obligation of certain Funds of the Trust under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of certain Funds of the Trust to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation due to the DCP Liability is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the fiscal year ended December 31, 2019, such expenses increased by $236,019 for the applicable Funds of the Trust presented in these financial statements as a result of the market value appreciation on such accounts. As of December 31, 2019, the total amount in the DCP Liability accounts was $1,627,858 for all applicable Funds of the Trust presented in these financial statements.

E. OFFICERS OF THE TRUST

All officers of the Trust are also officers of Pacific Life and/or PLFA and received no compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

G. INTERFUND TRANSACTIONS

In accordance with Rule 17a-7 under the 1940 Act and applicable Trust policies and procedures, purchase and sale transactions may be conducted between a Fund of the Trust and another Fund of the Trust or certain affiliates of the Trust if conducted at the independent “current market price” (the last sales price, intra-day price, or average of highest bid/lowest offer, as applicable) on a commission-free basis with no remuneration paid in connection with the transaction (other than cash payment against prompt delivery). At the quarterly Board meeting subsequent to the purchase and sale transactions taking place, the Board will be asked to determine that the transactions were conducted in compliance with applicable Trust policies and procedures.

For the fiscal year ended December 31, 2019, the purchase and sale transactions with an affiliated Fund conducted in compliance with Rule 17a-7 under the 1940 Act are summarized in the following table:

Portfolio	Purchases	Sales	Net Realized Gain (Loss)
Small-Cap Index	$161,037	$710,969	$407,579
Small-Cap Equity	121,879	230,951	10,784

8. COMMITTED LINE OF CREDIT

The Trust has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing under the line of credit agreement is the higher of the Federal Funds effective rate or the One-Month LIBOR rate, plus 1.25%. The Trust pays the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line of credit, up to an annual maximum of $187,500. As of December 31, 2019, the actual interest rate on borrowing by the Trust was 3.01%. The committed line of credit will expire on October 13, 2020, unless renewed, and is available to all Funds presented in these financial statements except the International Equity Income, Pacific Dynamix, Portfolio Optimization, and PSF DFA Balanced Allocation Portfolios. The commitment fees and interest incurred by each applicable Fund presented in these financial statements are recorded as an expense. The commitment fees are allocated to each applicable Fund in proportion to its relative average daily net assets and the interest

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

expenses are charged directly to the applicable Fund. During the reporting period, the weighted average interest rate and the average dollar amount of borrowings on the days that each applicable Fund had a loan outstanding were as follows:

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
Diversified Bond	3.01%	$1,371,532
Floating Rate Income	3.66%	3,547,431
Inflation Managed	3.19%	2,024,188
Inflation Strategy	3.52%	1,439,758
Managed Bond	3.32%	4,502,904
Developing Growth	3.73%	923,028
Growth	3.53%	1,958,926
Large-Cap Growth	3.49%	1,683,084
Large-Cap Value	3.01%	337,747
Main Street Core	3.05%	308,450

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
Mid-Cap Equity	3.33%	$1,847,473
Mid-Cap Growth	2.96%	521,605
Mid-Cap Value	3.72%	1,858,969
Small-Cap Equity	3.16%	110,310
Emerging Markets	3.74%	23,375,589
International Large-Cap	3.26%	2,028,826
International Small-Cap	3.67%	2,707,166
Health Sciences	2.99%	340,615
Real Estate	3.48%	876,758
Technology	3.10%	98,703

None of the Funds presented in these financial statements had a loan outstanding in connection with this revolving line of credit as of December 31, 2019.

9. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the fiscal year ended December 31, 2019, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
Core Income	$162,684,395	$138,199,913
Diversified Bond	11,341,179,306	10,734,060,229
Inflation Managed	2,167,497,314	2,575,368,680
Inflation Strategy	71,048,053	363,502,784
Managed Bond	29,359,299,935	29,246,191,799
Short Duration Bond	1,328,515,520	1,202,481,820

	Other Securities
Portfolio	Purchases	Sales
Core Income	$428,744,943	$253,994,258
Diversified Bond	1,097,004,945	757,309,986
Floating Rate Income	634,802,806	732,190,585
High Yield Bond	709,648,722	642,925,523
Inflation Managed	52,490,940	93,906,259
Inflation Strategy	69,729,362	197,343,329
Managed Bond	1,488,953,893	614,069,435
Short Duration Bond	734,733,916	571,942,498
Emerging Markets Debt	432,232,814	777,702,792
Comstock	509,267,837	284,411,685
Developing Growth	197,618,794	230,214,366
Dividend Growth	506,046,512	275,341,484
Equity Index	365,781,364	177,090,190
Focused Growth	83,928,455	89,645,349
Growth	587,748,874	501,416,620
Large-Cap Growth	560,262,169	782,899,459
Large-Cap Value	122,016,759	490,565,457
Main Street Core	433,953,011	587,207,544
Mid-Cap Equity	1,786,632,386	1,670,227,477
Mid-Cap Growth	215,446,320	301,593,945
Mid-Cap Value	375,375,593	687,345,997
Small-Cap Equity	94,508,186	125,399,656

	Other Securities
Portfolio	Purchases	Sales
Small-Cap Growth	$21,923,717	$85,075,925
Small-Cap Index	80,768,686	230,606,776
Small-Cap Value	132,956,541	196,746,092
Value Advantage	155,794,559	233,622,814
Emerging Markets	396,331,861	965,234,465
International Equity Income	49,345,329	-
International Large-Cap	168,711,606	804,925,442
International Small-Cap	189,261,415	568,288,573
International Value	418,958,065	712,436,131
Health Sciences	149,637,220	185,057,712
Real Estate	372,408,789	203,009,003
Technology	46,689,785	56,702,624
Currency Strategies	412,772,822	135,860,101
Pacific Dynamix — Conservative Growth	70,328,704	93,358,511
Pacific Dynamix — Moderate Growth	237,104,132	376,597,925
Pacific Dynamix — Growth	109,053,829	121,842,163
Portfolio Optimization Conservative	388,370,816	535,381,377
Portfolio Optimization Moderate-Conservative	473,532,870	829,905,460
Portfolio Optimization Moderate	2,394,294,183	3,933,972,549
Portfolio Optimization Growth	2,377,001,737	3,652,481,114
Portfolio Optimization Aggressive-Growth	469,746,462	764,137,351
PSF DFA Balanced Allocation	80,581,885	29,582,803

10. SECURED BORROWINGS

The contractual maturity of secured borrowings and type of collateral pledged as of December 31, 2019, are summarized in the following table:

		Remaining Contractual Maturity of the Agreements
Portfolio/Secured Borrowings	Collateral Type	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 Days	Total
Inflation Managed
Sale-buyback financing transactions	U.S. Treasury Obligations	$-	$94,127,798	$79,394,877	$28,427,544	$201,950,219

Total borrowings		$-	$94,127,798	$79,394,877	$28,427,544	$201,950,219

Managed Bond
Reverse repurchase agreements	U.S. Treasury Obligations	$36,420,000	$-	$-	$-	$36,420,000
Sale-buyback financing transactions	U.S. Treasury Obligations	-	245,209,728	404,457,822	651,836	650,319,386

Total borrowings		$36,420,000	$245,209,728	$404,457,822	$651,836	$686,739,386

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

11.	FEDERAL INCOME TAX INFORMATION

Each Fund presented in these financial statements is treated as a partnership for Federal income tax purposes. A Fund that is treated as a partnership for Federal income tax purposes is not subject to income tax; and any income, gains, losses, deductions, and credits of the Fund are instead “passed through” pro rata to the insurance companies whose separate accounts invest in the Fund and retain the same character for Federal income tax purposes. An insurance company may benefit from this tax treatment. No dividends and capital gains distributions have been made by the Funds under the current dividend and distribution policy since partnerships are not required to distribute taxable income and capital gains for Federal income tax purposes. The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments on a tax basis is not applicable to Funds that are treated as partnerships for Federal income tax purposes.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after December 31, 2015.

12. REORGANIZATIONS

On March 15, 2019, the Floating Rate Income Portfolio (“Surviving Portfolio”) acquired all of the assets and liabilities of the Floating Rate Loan Portfolio (“Acquired Portfolio”), in a tax-free exchange for Federal tax purposes, pursuant to the plan of reorganization (“Reorganization”) approved by the Board and shareholders of record of the Floating Rate Loan Portfolio as of the applicable record date. PLFA, the Surviving Portfolio and Acquired Portfolio shared the costs of the Reorganization. The value of shares issued by the Surviving Portfolio is presented in the Statements of Changes in Net Assets. The number of shares acquired and issued by the Surviving Portfolio, the net assets and unrealized appreciation or depreciation of the Acquired Portfolio as of the reorganization date immediately prior to the Reorganization, and the net assets of the Surviving Portfolio as of the reorganization date immediately prior to and after the Reorganization, were as follows:

Date of Reorganization	Surviving Portfolio	Acquired Portfolio	Shares Acquired	Shares Issued In Acquisition	Surviving Portfolio Net Assets	Acquired Portfolio Net Assets	Net Assets After Reorganization	Acquired Portfolio Unrealized Appreciation
March 15, 2019	Floating Rate Income	Floating Rate Loan	25,477,349	15,047,839	$468,160,520	$182,587,892	$650,748,412	$5,375,421

Assuming the acquisition had been completed on January 1, 2019, the beginning of the annual reporting period of the Surviving Portfolio, the pro forma results of operations for the fiscal year ended December 31, 2019 were as follows:

Floating Rate Income Portfolio
Net investment income	$33,769,325	(1)
Net gain (loss)	20,700,242	(2)

Net increase (decrease) in net assets resulting from operations	$54,469,567

(1)	$32,207,541 as reported, plus $1,561,784 from the Floating Rate Loan Portfolio pre-merger.
(2)	$17,079,355 as reported, plus $3,620,887 from the Floating Rate Loan Portfolio pre-merger.

Because the Surviving Portfolio has been managed as single integrated portfolios since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that has been included in the Surviving Portfolio’s statements of operation since March 15, 2019.

On June 28, 2018, the Main Street Core Portfolio (“Surviving Portfolio”) acquired all of the assets and liabilities of the Long/Short Large-Cap Portfolio (“Acquired Portfolio”), in a tax-free exchange for Federal tax purposes, pursuant to the plan of reorganization (“Reorganization”) approved by the Board and shareholders of record of the Long/Short Large-Cap Portfolio as of the applicable record date. The Long/Short Large-Cap Portfolio paid the cost of the Reorganization. The value of shares issued by the Surviving Portfolio is presented in the Statements of Changes in Net Assets. The number of shares acquired and issued by the Surviving Portfolio, the net assets and unrealized appreciation or depreciation of the Acquired Portfolio as of the reorganization date immediately prior to the Reorganization, and the net assets of the Surviving Portfolio as of the reorganization date immediately prior to and after the Reorganization, were as follows:

Date of Reorganization	Surviving Portfolio	Acquired Portfolio	Shares Acquired	Shares Issued In Acquisition	Surviving Portfolio Net Assets	Acquired Portfolio Net Assets	Net Assets After Reorganization	Acquired Portfolio Unrealized Appreciation
June 28, 2018	Main Street Core	Long/Short Large-Cap	4,135,725	1,553,041	$1,076,120,054	$60,059,847	$1,136,179,901	$1,983,895

Assuming the acquisition had been completed on January 1, 2018, the beginning of the annual reporting period of the Surviving Portfolio, the pro forma results of operations for the fiscal year ended December 31, 2018 were as follows:

Main Street Core Portfolio
Net investment income	$15,812,466	(1)
Net gain (loss)	(122,522,161	)(2)

Net increase (decrease) in net assets resulting from operations	($106,709,695)

(1)	$15,668,694 as reported, plus $143,772 from the Long/Short Large-Cap Portfolio pre-merger.
(2)	($101,213,057) as reported, plus ($21,309,104) from the Long/Short Large-Cap Portfolio pre-merger.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Because the Surviving Portfolio has been managed as single integrated portfolios since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that has been included in the Surviving Portfolio’s statements of operation since June 28, 2018.

13. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value unless otherwise determined by the trustees of the Board. Changes in shares of beneficial interest of each Fund for the year or period ended December 31, 2019 and 2018 were as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
	Core Income Portfolio		Diversified Bond Portfolio		Floating Rate Income Portfolio (1)
Class I
Shares sold	1,620,680	564,165	17,611,349	7,034,364	17,651,917	3,606,898
Share issued in connection with acquisition (1)					15,047,839	-
Share repurchased	(1,070,365)	(255,298)	(4,902,785)	(6,294,874)	(20,572,599)	(1,243,579)
Net Increase (decrease)	550,315	308,867	12,708,564	739,490	12,127,157	2,363,319
Shares outstanding, beginning of year	2,030,179	1,721,312	38,790,721	38,051,231	7,740,955	5,377,636
Shares outstanding, end of year	2,580,494	2,030,179	51,499,285	38,790,721	19,868,112	7,740,955

Class P
Shares sold	22,632,331	2,378,387	90,049,446	2,481,854	30,563,077	116,230
Shares repurchased	(5,830,835)	(9,578,143)	(40,795,747)	(54,219,885)	(30,817,390)	(16,598,161)
Net increase (decrease)	16,801,496	(7,199,756)	49,253,699	(51,738,031)	(254,313)	(16,481,931)
Shares outstanding, beginning of year	27,919,527	35,119,283	209,102,914	260,840,945	31,155,228	47,637,159
Shares outstanding, end of year	44,721,023	27,919,527	258,356,613	209,102,914	30,900,915	31,155,228

	High Yield Bond Portfolio		Inflation Managed Portfolio		Inflation Strategy Portfolio

Class I
Shares sold	8,349,928	5,413,304	1,452,649	1,686,164	262,742	345,156
Share repurchased	(7,000,838)	(11,140,364)	(5,442,920)	(5,151,599)	(946,528)	(336,127)
Net Increase (decrease)	1,349,090	(5,727,060)	(3,990,271)	(3,465,435)	(683,786)	9,029
Shares outstanding, beginning of year	34,647,877	40,374,937	28,819,477	32,284,912	2,179,166	2,170,137
Shares outstanding, end of year	35,996,967	34,647,877	24,829,206	28,819,477	1,495,380	2,179,166

Class P
Shares sold	16,993,547	45,802,178	104,463	4,582,375	131,809	24,627,385
Shares repurchased	(18,722,377)	(14,684,154)	(18,616,357)	(4,606,492)	(19,984,245)	(5,176,187)
Net increase (decrease)	(1,728,830)	31,118,024	(18,511,894)	(24,117)	(19,852,436)	19,451,198
Shares outstanding, beginning of year	90,620,280	59,502,256	30,927,766	30,951,883	35,281,810	15,830,612
Shares outstanding, end of year	88,891,450	90,620,280	12,415,872	30,927,766	15,429,374	35,281,810

	Managed Bond Portfolio		Short Duration Bond Portfolio		Emerging Markets Debt Portfolio

Class I
Shares sold	4,165,582	4,410,085	7,188,750	6,098,076	991,403	1,269,026
Share repurchased	(10,131,322)	(7,151,473)	(10,933,963)	(6,422,358)	(610,778)	(1,256,397)
Net Increase (decrease)	(5,965,740)	(2,741,388)	(3,745,213)	(324,282)	380,625	12,629
Shares outstanding, beginning of year	66,190,161	68,931,549	48,639,951	48,964,233	3,874,536	3,861,907
Shares outstanding, end of year	60,224,421	66,190,161	44,894,738	48,639,951	4,255,161	3,874,536

Class P
Shares sold	83,291,556	1,108,906	65,681,164	557,068	438,893	68,871,788
Shares repurchased	(20,341,772)	(33,577,877)	(38,285,147)	(115,072,387)	(32,320,261)	(7,698,425)
Net increase (decrease)	62,949,784	(32,468,971)	27,396,017	(114,515,319)	(31,881,368)	61,173,363
Shares outstanding, beginning of year	104,018,378	136,487,349	50,180,995	164,696,314	87,282,523	26,109,160
Shares outstanding, end of year	166,968,162	104,018,378	77,577,012	50,180,995	55,401,155	87,282,523

	Comstock Portfolio		Developing Growth Portfolio		Dividend Growth Portfolio

Class I
Shares sold	424,659	762,863	590,734	1,503,210	1,379,414	850,963
Share repurchased	(1,631,894)	(1,746,646)	(1,397,737)	(1,854,485)	(1,399,703)	(2,168,651)
Net Increase (decrease)	(1,207,235)	(983,783)	(807,003)	(351,275)	(20,289)	(1,317,688)
Shares outstanding, beginning of year	16,765,941	17,749,724	8,141,488	8,492,763	18,870,720	20,188,408
Shares outstanding, end of year	15,558,706	16,765,941	7,334,485	8,141,488	18,850,431	18,870,720

Class P
Shares sold	17,579,318	129,495	206,749	5,605	17,074,943	9,091,148
Shares repurchased	(4,775,738)	(12,912,958)	(968,240)	(4,175,155)	(6,784,914)	(5,919,313)
Net increase (decrease)	12,803,580	(12,783,463)	(761,491)	(4,169,550)	10,290,029	3,171,835
Shares outstanding, beginning of year	27,961,595	40,745,058	2,447,535	6,617,085	23,158,904	19,987,069
Shares outstanding, end of year	40,765,175	27,961,595	1,686,044	2,447,535	33,448,933	23,158,904

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
	Equity Index Portfolio		Focused Growth Portfolio		Growth Portfolio
Class I
Shares sold	2,465,217	2,649,918	668,415	833,696	1,103,801	961,202
Share repurchased	(3,110,556)	(3,329,431)	(866,977)	(998,214)	(2,075,614)	(2,317,053)
Net Increase (decrease)	(645,339)	(679,513)	(198,562)	(164,518)	(971,813)	(1,355,851)
Shares outstanding, beginning of year	34,668,136	35,347,649	6,411,292	6,575,810	18,722,591	20,078,442
Shares outstanding, end of year	34,022,797	34,668,136	6,212,730	6,411,292	17,750,778	18,722,591

Class P
Shares sold	4,215,785	26,074	-	-	11,330,304	11,005,478
Shares repurchased	(1,701,963)	(7,343,164)	-	-	(7,032,297)	(7,123,900)
Net increase (decrease)	2,513,822	(7,317,090)	-	-	4,298,007	3,881,578
Shares outstanding, beginning of year	6,322,442	13,639,532	843	843	24,486,076	20,604,498
Shares outstanding, end of year	8,836,264	6,322,442	843	843	28,784,083	24,486,076

	Large-Cap Growth Portfolio		Large-Cap Value Portfolio		Main Street Core Portfolio (1)
Class I
Shares sold	2,123,918	3,879,254	750,546	733,415	134,527	129,759
Shares issued in connection with acquisition (1)					-	1,553,041
Share repurchased	(2,871,640)	(3,425,363)	(2,198,965)	(2,314,261)	(1,783,763)	(2,011,844)
Net Increase (decrease)	(747,722)	453,891	(1,448,419)	(1,580,846)	(1,649,236)	(329,044)
Shares outstanding, beginning of year	21,561,837	21,107,946	16,097,652	17,678,498	14,939,792	15,268,836
Shares outstanding, end of year	20,814,115	21,561,837	14,649,233	16,097,652	13,290,556	14,939,792

Class P
Shares sold	1,960,979	47,163,179	108,892	185,932	163,696	34,053
Shares repurchased	(16,762,395)	(20,436,318)	(15,783,137)	(24,910,022)	(2,157,606)	(7,377,126)
Net increase (decrease)	(14,801,416)	26,726,861	(15,674,245)	(24,724,090)	(1,993,910)	(7,343,073)
Shares outstanding, beginning of year	75,435,792	48,708,931	45,097,067	69,821,157	10,734,039	18,077,112
Shares outstanding, end of year	60,634,376	75,435,792	29,422,822	45,097,067	8,740,129	10,734,039

	Mid-Cap Equity Portfolio		Mid-Cap Growth Portfolio		Mid-Cap Value Portfolio
Class I
Shares sold	1,300,056	1,272,961	1,663,315	1,787,400	698,224	536,496
Share repurchased	(2,220,853)	(1,988,478)	(2,758,526)	(2,641,607)	(824,917)	(873,893)
Net Increase (decrease)	(920,797)	(715,517)	(1,095,211)	(854,207)	(126,693)	(337,397)
Shares outstanding, beginning of year	16,778,771	17,494,288	21,190,829	22,045,036	5,973,718	6,311,115
Shares outstanding, end of year	15,857,974	16,778,771	20,095,618	21,190,829	5,847,025	5,973,718

Class P
Shares sold	6,776,214	5,512,120	4,419,150	30,516,997	213,092	226,710
Shares repurchased	(2,554,815)	(3,916,786)	(7,699,556)	(7,601,405)	(12,018,405)	(20,452,213)
Net increase (decrease)	4,221,399	1,595,334	(3,280,406)	22,915,592	(11,805,313)	(20,225,503)
Shares outstanding, beginning of year	20,483,847	18,888,513	32,457,387	9,541,795	41,843,338	62,068,841
Shares outstanding, end of year	24,705,246	20,483,847	29,176,981	32,457,387	30,038,025	41,843,338

	Small-Cap Equity Portfolio		Small-Cap Growth Portfolio		Small-Cap Index Portfolio
Class I
Shares sold	382,628	506,136			2,265,620	2,615,260
Share repurchased	(478,463)	(1,174,943)			(2,599,216)	(3,408,462)
Net Increase (decrease)	(95,835)	(668,807)			(333,596)	(793,202)
Shares outstanding, beginning of year	3,841,877	4,510,684			21,708,877	22,502,079
Shares outstanding, end of year	3,746,042	3,841,877			21,375,281	21,708,877

Class P
Shares sold	409,152	5,703	99,139	1,523,358	82,784	141,706
Shares repurchased	(1,749,484)	(8,602,276)	(4,635,970)	(5,773,705)	(5,991,208)	(3,604,133)
Net increase (decrease)	(1,340,332)	(8,596,573)	(4,536,831)	(4,250,347)	(5,908,424)	(3,462,427)
Shares outstanding, beginning of year	7,045,631	15,642,204	9,188,368	13,438,715	11,845,609	15,308,036
Shares outstanding, end of year	5,705,299	7,045,631	4,651,537	9,188,368	5,937,185	11,845,609

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year/Period Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
	Small-Cap Value Portfolio		Value Advantage Portfolio		Emerging Markets Portfolio
Class I
Shares sold	744,719	634,110	633,534	569,510	1,071,943	2,639,119
Share repurchased	(1,254,671)	(1,508,960)	(267,850)	(392,939)	(2,773,910)	(3,303,607)
Net Increase (decrease)	(509,952)	(874,850)	365,684	176,571	(1,701,967)	(664,488)
Shares outstanding, beginning of year	9,952,908	10,827,758	2,239,989	2,063,418	23,388,872	24,053,360
Shares outstanding, end of year	9,442,956	9,952,908	2,605,673	2,239,989	21,686,905	23,388,872

Class P
Shares sold	367,743	7,042	1,663,139	160,656	598,953	332,075
Shares repurchased	(2,534,991)	(8,970,356)	(7,677,652)	(24,667,667)	(30,975,972)	(9,551,820)
Net increase (decrease)	(2,167,248)	(8,963,314)	(6,014,513)	(24,507,011)	(30,377,019)	(9,219,745)
Shares outstanding, beginning of year	8,548,744	17,512,058	50,777,164	75,284,175	77,775,525	86,995,270
Shares outstanding, end of year	6,381,496	8,548,744	44,762,651	50,777,164	47,398,506	77,775,525

	International Equity Income Portfolio (2)		International Large-Cap Portfolio		International Small-Cap Portfolio
Class I
Shares sold			2,731,600	5,661,333	869,870	2,082,165
Share repurchased			(6,140,252)	(6,883,337)	(1,004,583)	(1,014,566)
Net Increase (decrease)			(3,408,652)	(1,222,004)	(134,713)	1,067,599
Shares outstanding, beginning of year			58,317,261	59,539,265	8,995,059	7,927,460
Shares outstanding, end of year			54,908,609	58,317,261	8,860,346	8,995,059

Class P
Shares sold	5,011,871		324,759	62,848,624	131,250	548,275
Shares repurchased	-		(62,777,228)	(15,851,428)	(29,055,766)	(16,609,270)
Net increase (decrease)	5,011,871		(62,452,469)	46,997,196	(28,924,516)	(16,060,995)
Shares outstanding, beginning of year	-		155,343,392	108,346,196	41,100,892	57,161,887
Shares outstanding, end of year	5,011,871		92,890,923	155,343,392	12,176,376	41,100,892

	International Value Portfolio		Health Sciences Portfolio		Real Estate Portfolio
Class I
Shares sold	1,298,622	1,810,853	374,103	715,496	765,574	727,077
Share repurchased	(2,006,731)	(1,950,660)	(1,413,056)	(1,697,073)	(1,556,566)	(2,143,135)
Net Increase (decrease)	(708,109)	(139,807)	(1,038,953)	(981,577)	(790,992)	(1,416,058)
Shares outstanding, beginning of year	23,449,808	23,589,615	9,717,271	10,698,848	10,391,304	11,807,362
Shares outstanding, end of year	22,741,699	23,449,808	8,678,318	9,717,271	9,600,312	10,391,304

Class P
Shares sold	578,434	44,231,526	-	-	9,687,856	346,887
Shares repurchased	(26,972,430)	(9,042,305)	-	-	(2,865,947)	(3,911,125)
Net increase (decrease)	(26,393,996)	35,189,221	-	-	6,821,909	(3,564,238)
Shares outstanding, beginning of year	112,914,855	77,725,634	773	773	6,317,970	9,882,208
Shares outstanding, end of year	86,520,859	112,914,855	773	773	13,139,879	6,317,970

	Technology Portfolio		Currency Strategies Portfolio		Pacific Dynamix -Conservative Growth Portfolio (3)
Class I
Shares sold	2,253,651	4,806,498	104,126	164,186	2,303,605	2,344,462
Share repurchased	(3,167,944)	(3,605,273)	(179,369)	(113,885)	(3,621,069)	(3,444,317)
Net Increase (decrease)	(914,293)	1,201,225	(75,243)	50,301	(1,317,464)	(1,099,855)
Shares outstanding, beginning of year	20,112,535	18,911,310	461,286	410,985	34,338,148	35,438,003
Shares outstanding, end of year	19,198,242	20,112,535	386,043	461,286	33,020,684	34,338,148

Class P
Shares sold	204	-	36,041,308	1,366,046	3,310
Shares repurchased	-	-	(38,764,483)	(15,165,884)	-
Net increase (decrease)	204	-	(2,723,175)	(13,799,838)	3,310
Shares outstanding, beginning of year	1,837	1,837	73,176,998	86,976,836	-
Shares outstanding, end of year	2,041	1,837	70,453,823	73,176,998	3,310

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
	Pacific Dynamix - Moderate Growth Portfolio (3)		Pacific Dynamix - Growth Portfolio (3)		Portfolio Optimization Conservative Portfolio (3)
Class I
Shares sold	2,676,008	5,089,335	2,711,031	3,204,956	7,844,610	6,528,542
Share repurchased	(9,136,286)	(6,675,889)	(3,246,015)	(3,177,029)	(18,643,450)	(26,266,775)
Net Increase (decrease)	(6,460,278)	(1,586,554)	(534,984)	27,927	(10,798,840)	(19,738,233)
Shares outstanding, beginning of year	121,700,054	123,286,608	35,387,990	35,360,063	122,234,478	141,972,711
Shares outstanding, end of year	115,239,776	121,700,054	34,853,006	35,387,990	111,435,638	122,234,478

Class P
Shares sold	13,749		3,406		11,407
Share repurchased	-		-		-
Net increase (decrease)	13,749		3,406		11,407
Shares outstanding, beginning of year	-		-		-
Shares outstanding, end of year	13,749		3,406		11,407

	Portfolio Optimization Moderate- Conservative Portfolio (3)		Portfolio Optimization Moderate Portfolio (3)		Portfolio Optimization Growth Portfolio (3)
Class I
Shares sold	1,298,608	753,385	874,047	1,147,285	871,294	803,675
Share repurchased	(25,596,220)	(32,966,500)	(99,057,728)	(112,948,729)	(77,015,613)	(90,134,953)
Net Increase (decrease)	(24,297,612)	(32,213,115)	(98,183,681)	(111,801,444)	(76,144,319)	(89,331,278)
Shares outstanding, beginning of year	184,586,795	216,799,910	706,055,725	817,857,169	564,074,409	653,405,687
Shares outstanding, end of year	160,289,183	184,586,795	607,872,044	706,055,725	487,930,090	564,074,409

Class P
Shares sold	16,438		62,366		49,970
Share repurchased	-		-		-
Net increase (decrease)	16,438		62,366		49,970
Shares outstanding, beginning of year	-		-		-
Shares outstanding, end of year	16,438		62,366		49,970

	Portfolio Optimization Aggressive-Growth Portfolio (3)		PSF DFA Balanced Allocation Portfolio (3)
Class I
Shares sold	881,643	1,094,512
Share repurchased	(17,971,447)	(17,701,239)
Net Increase (decrease)	(17,089,804)	(16,606,727)
Shares outstanding, beginning of year	124,676,686	141,283,413
Shares outstanding, end of year	107,586,882	124,676,686

Class D
Shares sold			4,363,151	6,667,442
Share repurchased			(701,647)	(785,636)
Net Increase (decrease)			3,661,504	5,881,806
Shares outstanding, beginning of year or period			14,455,333	8,573,527
Shares outstanding, end of year or period			18,116,837	14,455,333

Class P
Shares sold	11,062		1,774
Share repurchased	-		-
Net increase (decrease)	11,062		1,774
Shares outstanding, beginning of year	-		-
Shares outstanding, end of year	11,062		1,774

(1)	See Note 12 in Notes to Financial Statements for shares issued in connection with the acquisition.
(2)	Operations commenced on December 30, 2019.
(3)	Class P of the Pacific Dynamix, Portfolio Optimization, and PSF DFA Balanced Allocation Portfolios commenced operations on October 31, 2019.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Pacific Select Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (as to the Equity Index, Small-Cap Equity, and Small-Cap Index Portfolios, the summary schedules of investments), of the Core Income, Diversified Bond, Floating Rate Income, High Yield Bond, Inflation Managed, Inflation Strategy, Managed Bond, Short Duration Bond, Emerging Markets Debt, Comstock, Developing Growth, Dividend Growth, Equity Index, Focused Growth, Growth, Large-Cap Growth, Large-Cap Value, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Value Advantage, Emerging Markets, International Equity Income, International Large-Cap, International Small-Cap, International Value, Health Sciences, Real Estate, Technology, Currency Strategies, Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth, Pacific Dynamix-Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, and PSF DFA Balanced Allocation Portfolios, forty-four of fifty-three portfolios constituting Pacific Select Fund (collectively the “Trust”), as of December 31, 2019; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statements of cash flows for the year then ended for the Inflation Managed and Inflation Strategy Portfolios, and the financial highlights for each of the five years in the period then ended for the Portfolios, except Core Income, Small-Cap Growth, International Equity Income, and PSF DFA Balanced Allocation Portfolios; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Core Income, Small-Cap Growth, International Equity Income, and PSF DFA Balanced Allocation Portfolios; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios listed above constituting the Trust as of December 31, 2019, the results of their operations for the year then ended (or for the periods listed in the table below), the changes in their net assets for each of the two years in the period the ended (or for the period listed in the table below), the cash flows for the Inflation Managed and Inflation Strategy Portfolios for the year then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Portfolio Comprising the Pacific Select Fund	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Core Income	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016, and the period from April 27, 2015 (commencement of operations) through December 31, 2015
Small-Cap Growth	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, and the period from October 28, 2016 (commencement of operations) through December 31, 2016
International Equity Income	For the period from December 30, 2019 (commencement of operations) through December 31, 2019
PSF DFA Balanced Allocation	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, and the period from April 29, 2016 (commencement of operations) through December 31, 2016

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2019, by correspondence

E-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

with the custodian, agent banks, transfer agent, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 21, 2020

We have served as the auditor of one or more affiliated investment companies of Pacific Select Fund since 1988.

E-2

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from July 1, 2019 to December 31, 2019.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses based on each Fund’s actual performance and each Fund’s actual expenses, after any applicable advisory fee waivers and adviser expense reimbursements (see Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 12/31/19” column shown is derived from the Fund’s actual performance; the “Annualized Expense Ratio” column shows the Fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/19-12/31/19” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from July 1, 2019 to December 31, 2019.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each Fund in your account, simply divide that Fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply this result by the number given for your fund(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/19-12/31/19.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual Fund’s expenses, after any applicable advisory fee waivers and adviser expense reimbursements (see Notes 6 and 7B in Notes to Financial Statements). It assumes that the Fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the Fund to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio	Beginning Account Value at 07/01/19	Ending Account Value at 12/31/19	Annualized Expense Ratio	Expenses Paid During the Period 07/01/19- 12/31/19 (1)
Core Income
Actual

Class I	$1,000.00	$1,029.70	0.74%	$3.79

Class P	1,000.00	1,030.70	0.55%	2.82
Hypothetical

Class I	$1,000.00	$1,021.48	0.74%	$3.77

Class P	1,000.00	1,022.43	0.55%	2.80

Diversified Bond
Actual

Class I	$1,000.00	$1,038.80	0.65%	$3.34

Class P	1,000.00	1,039.80	0.45%	2.31
Hypothetical

Class I	$1,000.00	$1,021.93	0.65%	$3.31

Class P	1,000.00	1,022.94	0.45%	2.29

Floating Rate Income
Actual

Class I	$1,000.00	$1,025.20	0.85%	$4.34

Class P	1,000.00	1,026.20	0.65%	3.32
Hypothetical

Class I	$1,000.00	$1,020.92	0.85%	$4.33

Class P	1,000.00	1,021.93	0.65%	3.31

High Yield Bond
Actual

Class I	$1,000.00	$1,037.30	0.63%	$3.24

Class P	1,000.00	1,038.30	0.43%	2.21
Hypothetical

Class I	$1,000.00	$1,022.03	0.63%	$3.21

Class P	1,000.00	1,023.04	0.43%	2.19

Portfolio	Beginning Account Value at 07/01/19	Ending Account Value at 12/31/19	Annualized Expense Ratio	Expenses Paid During the Period 07/01/19- 12/31/19 (1)
Inflation Managed
Actual

Class I	$1,000.00	$1,021.30	1.64%	$8.36

Class P	1,000.00	1,022.40	1.29%	6.58
Hypothetical

Class I	$1,000.00	$1,016.94	1.64%	$8.34

Class P	1,000.00	1,018.70	1.29%	6.56

Inflation Strategy
Actual

Class I	$1,000.00	$1,016.40	1.54%	$7.83

Class P	1,000.00	1,017.50	1.23%	6.25
Hypothetical

Class I	$1,000.00	$1,017.44	1.54%	$7.83

Class P	1,000.00	1,019.00	1.23%	6.26

Managed Bond
Actual

Class I	$1,000.00	$1,021.50	1.06%	$5.40

Class P	1,000.00	1,022.50	0.85%	4.33
Hypothetical

Class I	$1,000.00	$1,019.86	1.06%	$5.40

Class P	1,000.00	1,020.92	0.85%	4.33

Short Duration Bond
Actual

Class I	$1,000.00	$1,012.40	0.64%	$3.25

Class P	1,000.00	1,013.40	0.44%	2.23
Hypothetical

Class I	$1,000.00	$1,021.98	0.64%	$3.26

Class P	1,000.00	1,022.99	0.44%	2.24

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/19	Ending Account Value at 12/31/19	Annualized Expense Ratio	Expenses Paid During the Period 07/01/19- 12/31/19 (1)
Emerging Markets Debt
Actual

Class I	$1,000.00	$991.50	1.03%	$5.17

Class P	1,000.00	992.50	0.83%	4.17
Hypothetical

Class I	$1,000.00	$1,020.01	1.03%	$5.24

Class P	1,000.00	1,021.02	0.83%	4.23

Comstock
Actual

Class I	$1,000.00	$1,088.10	0.93%	$4.89

Class P	1,000.00	1,089.20	0.73%	3.84
Hypothetical

Class I	$1,000.00	$1,020.52	0.93%	$4.74

Class P	1,000.00	1,021.53	0.73%	3.72

Developing Growth
Actual

Class I	$1,000.00	$951.80	0.84%	$4.13

Class P	1,000.00	952.70	0.64%	3.15
Hypothetical

Class I	$1,000.00	$1,020.97	0.84%	$4.28

Class P	1,000.00	1,021.98	0.64%	3.26

Dividend Growth
Actual

Class I	$1,000.00	$1,090.90	0.88%	$4.64

Class P	1,000.00	1,092.00	0.68%	3.59
Hypothetical

Class I	$1,000.00	$1,020.77	0.88%	$4.48

Class P	1,000.00	1,021.78	0.68%	3.47

Equity Index
Actual

Class I	$1,000.00	$1,107.60	0.28%	$1.49

Class P	1,000.00	1,108.70	0.08%	0.43
Hypothetical

Class I	$1,000.00	$1,023.79	0.28%	$1.43

Class P	1,000.00	1,024.80	0.08%	0.41

Focused Growth
Actual

Class I	$1,000.00	$1,098.00	0.97%	$5.13

Class P	1,000.00	1,099.20	0.76%	4.02
Hypothetical

Class I	$1,000.00	$1,020.32	0.97%	$4.94

Class P	1,000.00	1,021.37	0.76%	3.87

Growth
Actual

Class I	$1,000.00	$1,097.60	0.78%	$4.12

Class P	1,000.00	1,098.70	0.58%	3.07
Hypothetical

Class I	$1,000.00	$1,021.27	0.78%	$3.97

Class P	1,000.00	1,022.28	0.58%	2.96

Large-Cap Growth
Actual

Class I	$1,000.00	$1,068.80	0.89%	$4.64

Class P	1,000.00	1,069.90	0.69%	3.60
Hypothetical

Class I	$1,000.00	$1,020.72	0.89%	$4.53

Class P	1,000.00	1,021.73	0.69%	3.52

Portfolio	Beginning Account Value at 07/01/19	Ending Account Value at 12/31/19	Annualized Expense Ratio	Expenses Paid During the Period 07/01/19- 12/31/19 (1)
Large-Cap Value
Actual

Class I	$1,000.00	$1,085.50	0.83%	$4.36

Class P	1,000.00	1,086.60	0.63%	3.31
Hypothetical

Class I	$1,000.00	$1,021.02	0.83%	$4.23

Class P	1,000.00	1,022.03	0.63%	3.21

Main Street Core
Actual

Class I	$1,000.00	$1,089.40	0.68%	$3.58

Class P	1,000.00	1,090.50	0.48%	2.53
Hypothetical

Class I	$1,000.00	$1,021.78	0.68%	$3.47

Class P	1,000.00	1,022.79	0.48%	2.45

Mid-Cap Equity
Actual

Class I	$1,000.00	$1,041.80	0.88%	$4.53

Class P	1,000.00	1,042.80	0.68%	3.50
Hypothetical

Class I	$1,000.00	$1,020.77	0.88%	$4.48

Class P	1,000.00	1,021.78	0.68%	3.47

Mid-Cap Growth
Actual

Class I	$1,000.00	$1,088.60	0.91%	$4.79

Class P	1,000.00	1,089.70	0.71%	3.74
Hypothetical

Class I	$1,000.00	$1,020.62	0.91%	$4.63

Class P	1,000.00	1,021.63	0.71%	3.62

Mid-Cap Value
Actual

Class I	$1,000.00	$1,085.70	0.93%	$4.89

Class P	1,000.00	1,086.80	0.73%	3.84
Hypothetical

Class I	$1,000.00	$1,020.52	0.93%	$4.74

Class P	1,000.00	1,021.53	0.73%	3.72

Small-Cap Equity
Actual

Class I	$1,000.00	$1,102.40	0.91%	$4.82

Class P	1,000.00	1,103.50	0.71%	3.76
Hypothetical

Class I	$1,000.00	$1,020.62	0.91%	$4.63

Class P	1,000.00	1,021.63	0.71%	3.62

Small-Cap Growth
Actual

Class P	1,000.00	1,037.40	0.81%	$4.16
Hypothetical

Class P	1,000.00	1,021.12	0.81%	$4.13

Small-Cap Index
Actual

Class I	$1,000.00	$1,070.00	0.54%	$2.82

Class P	1,000.00	1,071.10	0.34%	1.77
Hypothetical

Class I	$1,000.00	$1,022.48	0.54%	$2.75

Class P	1,000.00	1,023.49	0.34%	1.73

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/19	Ending Account Value at 12/31/19	Annualized Expense Ratio	Expenses Paid During the Period 07/01/19- 12/31/19 (1)
Small-Cap Value
Actual

Class I	$1,000.00	$1,068.00	0.98%	$5.11

Class P	1,000.00	1,069.10	0.78%	4.07
Hypothetical

Class I	$1,000.00	$1,020.27	0.98%	$4.99

Class P	1,000.00	1,021.27	0.78%	3.97

Value Advantage
Actual

Class I	$1,000.00	$1,087.90	0.89%	$4.68

Class P	1,000.00	1,089.00	0.69%	3.63
Hypothetical

Class I	$1,000.00	$1,020.72	0.89%	$4.53

Class P	1,000.00	1,021.73	0.69%	3.52

Emerging Markets
Actual

Class I	$1,000.00	$1,085.10	1.05%	$5.52

Class P	1,000.00	1,086.20	0.85%	4.47
Hypothetical

Class I	$1,000.00	$1,019.91	1.05%	$5.35

Class P	1,000.00	1,020.92	0.85%	4.33

International Equity Income (2)
Actual

Class P	1,000.00	996.70	0.81%	$0.02
Hypothetical

Class P	1,000.00	1,021.12	0.81%	$4.13

International Large-Cap
Actual

Class I	$1,000.00	$1,079.20	1.00%	$5.24

Class P	1,000.00	1,080.30	0.80%	4.19
Hypothetical

Class I	$1,000.00	$1,020.16	1.00%	$5.09

Class P	1,000.00	1,021.17	0.80%	4.08

International Small-Cap
Actual

Class I	$1,000.00	$1,085.70	1.15%	$6.05

Class P	1,000.00	1,086.80	0.94%	4.94
Hypothetical

Class I	$1,000.00	$1,019.41	1.15%	$5.85

Class P	1,000.00	1,020.47	0.94%	4.79

International Value
Actual

Class I	$1,000.00	$1,073.30	0.89%	$4.65

Class P	1,000.00	1,074.40	0.69%	3.61
Hypothetical

Class I	$1,000.00	$1,020.72	0.89%	$4.53

Class P	1,000.00	1,021.73	0.69%	3.52

Health Sciences
Actual

Class I	$1,000.00	$1,131.70	1.14%	$6.13

Class P	1,000.00	1,132.90	0.93%	5.00
Hypothetical

Class I	$1,000.00	$1,019.46	1.14%	$5.80

Class P	1,000.00	1,020.52	0.93%	4.74

Portfolio	Beginning Account Value at 07/01/19	Ending Account Value at 12/31/19	Annualized Expense Ratio	Expenses Paid During the Period 07/01/19- 12/31/19 (1)
Real Estate
Actual

Class I	$1,000.00	$1,083.60	0.98%	$5.15

Class P	1,000.00	1,084.70	0.78%	4.10
Hypothetical

Class I	$1,000.00	$1,020.27	0.98%	$4.99

Class P	1,000.00	1,021.27	0.78%	3.97

Technology
Actual

Class I	$1,000.00	$1,080.50	1.15%	$6.03

Class P	1,000.00	1,081.70	0.93%	4.88
Hypothetical

Class I	$1,000.00	$1,019.41	1.15%	$5.85

Class P	1,000.00	1,020.52	0.93%	4.74

Currency Strategies
Actual

Class I	$1,000.00	$990.30	0.88%	$4.41

Class P	1,000.00	991.30	0.67%	3.36
Hypothetical

Class I	$1,000.00	$1,020.77	0.88%	$4.48

Class P	1,000.00	1,021.83	0.67%	3.41

Pacific Dynamix-Conservative Growth (3)
Actual

Class I	$1,000.00	$1,050.30	0.37%	$1.91

Class P (4)	1,000.00	1,027.00	0.17%	0.29
Hypothetical

Class I	$1,000.00	$1,023.34	0.37%	$1.89

Class P (4)	1,000.00	1,024.35	0.17%	0.87

Pacific Dynamix-Moderate Growth (3)
Actual

Class I	$1,000.00	$1,063.30	0.37%	$1.92

Class P (4)	1,000.00	1,037.50	0.16%	0.28
Hypothetical

Class I	$1,000.00	$1,023.34	0.37%	$1.89

Class P (4)	1,000.00	1,024.40	0.16%	0.82

Pacific Dynamix-Growth (3)
Actual

Class I	$1,000.00	$1,076.40	0.37%	$1.94

Class P (4)	1,000.00	1,047.70	0.18%	0.31
Hypothetical

Class I	$1,000.00	$1,023.34	0.37%	$1.89

Class P (4)	1,000.00	1,024.30	0.18%	0.92

Portfolio Optimization Conservative (3)
Actual

Class I	$1,000.00	$1,033.50	0.32%	$1.64

Class P (4)	1,000.00	1,016.10	0.11%	0.19
Hypothetical

Class I	$1,000.00	$1,023.59	0.32%	$1.63

Class P (4)	1,000.00	1,024.65	0.11%	0.56

Portfolio Optimization Moderate-Conservative (3)
Actual

Class I	$1,000.00	$1,044.10	0.32%	$1.65

Class P (4)	1,000.00	1,025.60	0.11%	0.19
Hypothetical

Class I	$1,000.00	$1,023.59	0.32%	$1.63

Class P (4)	1,000.00	1,024.65	0.11%	0.56

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/19	Ending Account Value at 12/31/19	Annualized Expense Ratio	Expenses Paid During the Period 07/01/19- 12/31/19 (1)
Portfolio Optimization Moderate (3)
Actual

Class I	$1,000.00	$1,053.60	0.31%	$1.60

Class P (4)	1,000.00	1,032.50	0.11%	0.19
Hypothetical

Class I	$1,000.00	$1,023.64	0.31%	$1.58

Class P (4)	1,000.00	1,024.65	0.11%	0.56

Portfolio Optimization Growth (3)
Actual

Class I	$1,000.00	$1,064.00	0.31%	$1.61

Class P (4)	1,000.00	1,041.50	0.11%	0.19
Hypothetical

Class I	$1,000.00	$1,023.64	0.31%	$1.58

Class P (4)	1,000.00	1,024.65	0.11%	0.56

Portfolio	Beginning Account Value at 07/01/19	Ending Account Value at 12/31/19	Annualized Expense Ratio	Expenses Paid During the Period 07/01/19- 12/31/19 (1)
Portfolio Optimization Aggressive-Growth (3)
Actual

Class I	$1,000.00	$1,070.80	0.32%	$1.67

Class P (4)	1,000.00	1,047.60	0.11%	0.19
Hypothetical

Class I	$1,000.00	$1,023.59	0.32%	$1.63

Class P (4)	1,000.00	1,024.65	0.11%	0.56

PSF DFA Balanced Allocation (3)
Actual

Class I	$1,000.00	$1,063.60	0.50%	$2.60

Class P (4)	1,000.00	1,035.30	0.23%	0.40
Hypothetical

Class I	$1,000.00	$1,022.68	0.50%	$2.55

Class P (4)	1,000.00	1,024.05	0.23%	1.17

(1)

Expenses paid during the six-month period are equal to the Fund’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.

(2)

The International Equity Income Portfolio commenced operations on December 30, 2019. The actual fund return and expenses paid by the Fund was for the period from December 30, 2019 to December 31, 2019 instead of the six-month period. The hypothetical return and expenses paid during the period are based on the entire six-month period for comparison purposes.

(3)

The annualized expense ratios for the Pacific Dynamix, Portfolio Optimization, and PSF DFA Balanced Allocation Portfolios do not include expenses of their respective Underlying Funds in which these Funds invest.

(4)

Class P of the Pacific Dynamix, Portfolio Optimization, and PSF DFA Balanced Allocation Portfolios commenced operations on October 31, 2019. The actual fund return and expenses paid by the Fund was for the period from October 31, 2019 to December 31, 2019 instead of the six-month period. The hypothetical return and expenses paid during the period are based on the entire six-month period for comparison purposes.

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below, as of January 1, 2020. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Funds Series Trust; Independent Trustee (2/15 to present) of Matthews Asia Funds.	87

		Formerly: Member of the Board of Directors of LandAmerica Financial Group, Inc.; President and Chief Executive Officer of Zurich Life; Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd.; Managing Director of Scudder Kemper Investments; Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine.

Andrew J. Iseman Year of birth 1964	Trustee since 3/01/19	Trustee (6/19 to present) of Pacific Funds Series Trust; Consultant to the Pacific Funds Series Trust (3/19 to 6/19); Chief Executive Officer (8/10 to 9/18) and Senior Adviser (10/18 to 1/19) of Scout Investments; President (11/10 to 11/17) of Scout Funds; Interested Trustee (4/13 to 11/17) of Scout Funds.	87

Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Funds Series Trust; Consultant to the Trust and Pacific Funds Series Trust (11/15 to 6/16); Independent Trustee (2010 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (2010 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present); Adjunct Professor of Accounting (2011 to 2015), SUNY College at Old Westbury; Interim Chief Financial Officer (2014 to 2015) of The Leon Levy Foundation.	87

		Formerly: Partner of McGladrey & Pullen LLP; Partner of PricewaterhouseCoopers LLP.

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Funds Series Trust; Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County.	87

		Formerly: Partner of Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees of Sage Hill School; Member of the Board of Trustees of The Pegasus School; and Member of the Advisory Board of Court Appointed Special Advocates (CASA) of Orange County.

Nooruddin (Rudy) Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust. Formerly: President of Transamerica Insurance and Investment Group; President of Transamerica Asset Management; Chairman and Chief Executive Officer of Transamerica Premier Funds (Mutual Fund); and Director of various Transamerica Life Companies.	87

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Life; Chief Executive Officer (5/07 to 10/15) of Pacific Life Fund Advisors LLC; Director (4/16 to present) of Edison International; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to present) of Pacific Funds Series Trust.	87

Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/01/18	Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present) and Chief Financial Officer (4/12 to 2/17) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present), Chief Financial Officer (4/12 to 2/17) and Director (1/16 to present) of Pacific Life; Chief Financial Officer (4/12 to 10/15) and Executive Vice President (4/12 to 10/15) of Pacific Life Fund Advisors LLC; Chief Executive Officer (1/15 to present) of Pacific Select Distributors, LLC; and Chief Executive Officer (1/18 to present) of Pacific Funds Series Trust.	87

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14	Senior Vice President (4/14 to present) and Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) of Pacific Funds Series Trust.	87

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (6/01 to present) and Assistant Secretary (9/15 to present) of Pacific Funds Series Trust.	87

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance & Ethics Officer since 6/04/04	Vice President and Chief Compliance & Ethics Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance & Ethics Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance & Ethics Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance & Ethics Officer (6/04 to present) of Pacific Funds Series Trust.	87

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) of Pacific Mutual Holding Company, Pacific LifeCorp and Pacific Life; Director (1/11 to 3/17) of Pacific Life; Vice President and Secretary (1/11 to present) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Funds Series Trust.	87

Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05	Vice President (4/11 to present) and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (4/05 to present) and Assistant Secretary (6/01 to present) of Pacific Funds Series Trust.	87

Carleton J. Muench Year of birth 1973	Vice President since 12/10/14	Vice President (4/14 to present) and Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (11/06 to present) of Pacific Funds Series Trust.	87

Trevor T. Smith Year of birth 1975	Assistant Vice President since 3/23/16 and Treasurer since 4/01/18	Assistant Vice President (1/17 to present) and Director of Variable Products Accounting (4/09 to 12/16) of Pacific Life; and Vice President (3/16 to present), Treasurer (4/18 to present) and Assistant Treasurer (3/16 to 3/18) of Pacific Funds Series Trust.	87

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TRUSTEES AND OFFICERS INFORMATION (Continued)

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Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Bonnie J. Boyle Year of birth 1974	Assistant Vice President and Assistant Treasurer since 1/01/20	Director (6/17 to present) and Accounting Manager (7/13 to 5/17) of Pacific Life; Vice President and Assistant Treasurer (1/20 to present) of Pacific Funds Series Trust.	87

Kevin W. Steiner Year of birth 1975	Assistant Vice President since 1/01/13	Assistant Vice President (4/12 to present) of Pacific Life Fund Advisors LLC; and Vice President (1/13 to present) of Pacific Funds Series Trust.	87

Audrey L. Cheng Year of birth 1975	Assistant Vice President since 12/11/13 and Assistant Secretary since 1/01/20	Assistant Vice President (9/11 to present) of Pacific Life; Vice President (12/13 to present) and Assistant Secretary (1/20 to present) of Pacific Funds Series Trust.	87

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of December 31, 2019, the “Fund Complex” consisted of Pacific Select Fund (53 funds) and Pacific Funds Series Trust (34 funds).

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APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

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I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, as may be amended from time to time, the “Agreements”) between the Trust, PLFA and the various sub-advisers, including affiliated sub-advisers, if any (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds. PLFA also currently directly manages the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios (the “Portfolio Optimization Funds”); the Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth and Pacific Dynamix – Growth Portfolios (the “Pacific Dynamix Funds”); and the PSF DFA Balanced Allocation Portfolio (together with the Portfolio Optimization Funds and Pacific Dynamix Funds, the “Asset Allocation Funds” and together with the Asset Allocation Funds and the PAM Managed Funds (defined below), the “Directly Managed Funds”). Until December 31, 2019, PLFA also directly managed the Core Income, High Yield Bond and Floating Rate Income Portfolios (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”). At its December 10, 2019 meeting, the Board took into account PAM’s scheduled reorganization into Pacific Asset Management LLC (“PAM LLC”), a newly formed indirect wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”) on January 1, 2020 and approved a new Sub-Advisory Agreement with PAM LLC with respect to the PAM Managed Funds. Therefore, going forward, the PAM Managed Funds will no longer be directly managed by PLFA as PAM LLC will be a Sub-Adviser to those Funds. For all other Funds, PLFA has retained third-party firms to serve as Sub-Advisers under PLFA’s oversight. The Board, including all of the Trustees who are not “interested persons” of the Trust, PLFA, the Sub-Advisers, or the distributor, as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 10, 2019.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, which included reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices, risk management and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to (or expected to be incurred by and charged to) the Funds under the Agreements.

The Board noted that as Adviser, PLFA provides a broad range of services to the Trust, including among others: overseeing and coordinating the activities of Sub-Advisers and other third-party service providers, making regulatory filings (including disclosure and financial filings) on behalf of the Trust, monitoring fund performance, performing risk oversight of the Funds, providing the Board with information and reports as may be requested, providing valuation support, administering the Trust’s liquidity risk management program, providing compliance-related services and providing personnel and office space to the Trust. These responsibilities are described in more detail below. The Trustees also considered that PLFA incurs substantial reputational, financial, litigation, regulatory and business risks by serving as investment adviser. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board also received information on the overall profitability to Pacific Life of the variable insurance products, which are supported by the Trust.

The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, advisory fees and expense information (both on an absolute basis and compared to peers). Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) with substantial industry experience in providing investment company boards with analysis to assist directors and trustees with their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by

1 At the December 10th meeting, the Board did not consider the continuance of the Sub-Advisory Agreements relating to the Currency Strategies Portfolio (with respect to Neuberger Berman Investment Advisors LLC (“Neuberger Berman”)), Main Street® Core Portfolio or Emerging Markets Portfolio, as those agreements were not up for renewal at that time. In addition, as the Sub-Advisory Agreement for the PAM Managed Funds is a new agreement, it had not been previously approved.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

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the Trustees in approving the Agreements. In the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its process to evaluate Sub-Advisers (including, going forward, PAM LLC) in connection with its recommendations to the Board to hire or terminate Sub-Advisers, its monitoring and oversight of the Sub-Advisers, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA since the Advisory Agreement was last renewed. The Trustees considered the overall financial strength and stability of PLFA and its ability to continue to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees throughout the year, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

The Trustees noted that officers and employees of PLFA regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance, risk management and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated at approximate cost for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has continued to invest in to enhance its management and oversight of the Funds, including additional tools designed to ensure the Funds’ compliance with new laws and regulations. The Trustees considered that PLFA employs a well-defined method of comparing and evaluating the performance of the asset allocation funds and continues to employ resources to refine that method. In addition, the Trustees considered PLFA’s sub-adviser research process and the role of PLFA’s internal conflicts review committee in considering and evaluating potential conflicts of interest with regard to Sub-Adviser selection and monitoring.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA2. The Trustees considered that PLFA is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Funds that serve as investment options for the Asset Allocation Funds (collectively, the “Underlying Funds”) and in developing an asset allocation that is appropriate for each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing its asset allocation models. The Trustees considered that PLFA had engaged a third-party consulting firm to review PLFA’s asset allocation process in 2016, and that the firm had reported favorably on PLFA’s asset allocation capabilities. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees also considered that PLFA provides certain additional services to the Funds outside of the scope of the Advisory Agreement at approximate cost and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that all material rebalancing of PLFA’s asset allocation models are presented to PLFA’s internal conflicts review committee that considers and evaluates potential conflicts of interest in the allocation among the Underlying Funds. The Trustees considered the report of PLFA’s internal conflicts review committee and also reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and received reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA on an ongoing basis and noted the development of additional procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the

2 As discussed further below, in reviewing the nature, extent and quality of services to be provided by PAM LLC in connection with the new Sub-Advisory Agreement for the PAM Managed Funds, the Board took into account that these services had been provided by PAM as a division of PLFA prior to January 1, 2020 and that PLFA and PAM have each represented to the Board that the nature, extent and quality of these services will not be impacted by the reorganization of PAM into PAM LLC.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

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resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds3 – The Trustees considered that PLFA recommends to the Board the hiring and termination of Sub-Advisers and performs the associated due diligence relating to such recommendations, the risk and performance oversight of the Sub-Advisers performed by PLFA and the fact that PLFA provides valuation support for Sub-Advised Funds. The Trustees noted PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and groups of peer funds. The Trustees also considered that PLFA monitors each Sub-Advised Fund’s adherence to its investment objectives and policies. The Trustees noted that PLFA provides the Board with periodic and special reports related to each Sub-Advised Fund’s performance and PLFA’s investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

For both the Directly Managed Funds and Sub-Advised Funds, the Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis and/or stress testing, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds of the Trust and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds or changes to existing Underlying Funds that PLFA believed would contribute to the Asset Allocation Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and each Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Asset Allocation Funds.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance records against various measures. The Board considered that PLFA also conducts various analyses to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analyses of these data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for tracking the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for monitoring Fund liquidity. With respect to the PAM Managed Funds, the Board considered that PLFA has historically provided oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Sub-Advisers and that going forward it will continue to employ the same process for PAM LLC as for all other Sub-Advisers.

In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts regular due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities for the Sub-Advised Funds. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies. The Trustees also considered the information and support provided by PLFA in connection with the Trustees’ fair valuation responsibilities.

3 For purposes of this discussion, the PAM Managed Funds are considered Sub-Advised Funds with respect to the new Sub-Advisory Agreement between the Trust, PLFA and PAM LLC effective January 1, 2020.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

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The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for the Sub-Advised Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of research obtained with commissions paid to broker-dealers for executing portfolio transactions (“soft dollars”) and presents information about the Sub-Advisers’ use of soft dollars to the Board annually and, where deemed necessary, discusses such soft dollar use with Sub-Advisers.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds-of-funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act, and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated at approximate cost for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser, in approving the Sub-Advisory Agreement for the PAM Managed Funds and in continuing the Sub-Advisory Agreements for the other Sub-Advisers, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that each Sub-Adviser provides PLFA with information that assists PLFA in performing its oversight role, including information about the Sub-Adviser’s compliance program.

Core Income Portfolio, Floating Rate Income Portfolio and High Yield Bond Portfolio

With respect to the Core Income Portfolio, Floating Rate Income Portfolio and High Yield Bond Portfolio, each managed by the fixed income business division of PLFA under the name PAM, the Trustees considered that, in approving a new Sub-Advisory Agreement for PAM LLC due to PAM’s scheduled reorganization into PAM LLC on January 1,2020, PLFA and PAM LLC had represented that the investment teams responsible for managing the Funds will not change as a result of the reorganization, nor will the nature, extent or quality of services currently provided to the PAM Managed Funds.

Small-Cap Value Portfolio

With respect to the Small-Cap Value Portfolio sub-advised by AllianceBernstein L.P. (“AllianceBerstein”), the Trustees noted that rather than approving the renewal of the prior Sub-Advisory Agreement, they were approving a new Sub-Advisory Agreement due to a change in control of AllianceBernstein’s parent company, which resulted in the automatic termination of the current Sub-Advisory Agreement. In this regard, the Trustees noted that AllianceBernstein had represented that there would be no changes to the Fund’s portfolio management team and that there is expected to be no change in the nature, extent or quality of services provided to the Fund.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided, or to be provided, by PLFA and each Sub-Adviser.

B. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of a group of appropriate peer funds (each a “Selected Performance Peer Group”), which were selected by an Independent Consultant using data from third-party data vendor Morningstar, and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. In addition, with respect to Funds other than the Pacific Dynamix Funds and Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of the Fund’s broad-based market index, sector index, composite index or an alternative index selected by the Independent Consultant, as applicable (each, a “primary benchmark”). With respect to the Pacific Dynamix Funds and Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of a custom benchmark that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund. The Trustees took into account the views of the Independent Consultant that the custom benchmarks appeared to be reasonable benchmarks for performance reporting purposes.

The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2019, as available, compared to the applicable benchmark and Selected Performance Peer Group. With respect

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

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to the actively-managed Funds, the Trustees placed greater emphasis on a Fund’s performance against peers as opposed to the unmanaged benchmark index. With respect to those Funds that pursue an index strategy, the Trustees placed greater emphasis on the tracking error of a Fund against its target index as opposed to performance against peers.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s longer-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds of the Trust, the Board also took into account the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Asset Allocation Funds. Where there had been a change in Sub-Adviser for a Fund, the Board took into account that the current Sub-Adviser was only responsible for certain portions of the Fund’s performance record. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser has taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

Comstock Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and five-year periods, the fourth quintile for the three-year period and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its performance “watch list” and will be monitoring the Fund closely for improved performance.

Dividend Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the second quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2010.

Equity Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Focused Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three- and five-year periods and the third quintile for the ten-year period.

Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three and five-year periods and underperformed for the ten-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, five- and ten-year periods and outperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three- and five-year periods and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and underperformed for the five-year period; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and ten-year periods and the third quintile for the three- and five-year periods.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Main Street Core Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods and underperformed for the three- and five-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and ten-year periods, the fourth quintile for the three-year period and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective May 2019 in connection with the acquisition of the previous Sub-Adviser by the Sub-Adviser’s parent and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Value Advantage Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

Developing Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and ten-year periods and outperformed for the three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods, the first quintile for the three-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014.

Mid-Cap Equity Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and ten-year periods and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one- and ten-year periods and outperformed for the three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Mid-Cap Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and ten-year periods, the first quintile for the three-year period and the second quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Mid-Cap Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2015.

Small-Cap Equity Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Advisers have co-managed the Fund since 2010 and that one Sub-Adviser manages a sleeve of the Fund using an active management style, while the other Sub-Adviser manages a sleeve of the Fund using an index management (or passive) style. The Board considered the performance of each sleeve separately in evaluating the Sub-Advisers.

Small-Cap Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the second quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from May 2014 to October 2015 and since October 2015 has been the sole Sub-Adviser, and that prior to May 2014 another firm managed the Fund.

Small-Cap Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its performance “watch list,” will be monitoring the Fund closely for improved performance and may have a course of action to recommend for the Fund at an upcoming Board meeting.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Small-Cap Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Emerging Markets Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods and the first quintile for the three- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective May 2019 in connection with the acquisition of the previous Sub-Adviser by the Sub-Adviser’s parent and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Emerging Markets Debt Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

International Large-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and performed in line for the five-year period; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five- and ten-year periods.

International Small-Cap Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods, performed in line for the five-year period and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period, the third quintile for the five-year period and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered PLFA’s views as to the competitive nature of the Sub-Adviser’s longer-term performance and its confidence in the Sub-Adviser’s investment process. The Board also considered that PLFA has added the Fund to its performance “watch list” and will be monitoring the Fund closely for improved performance.

International Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and ten-year periods, slightly outperformed for the three-year period and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since May 2017.

Currency Strategies Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and five-year periods and performed in line for the three-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the first quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had a co-Sub-Adviser from 2013 until 2018. The Board also considered that the current Sub-Adviser had been the sole Sub-Adviser from 2018 until May 2019 and that it had recently approved a new Sub-Advisory Agreement for the Fund with Neuberger Berman effective May 2019 in connection with the addition of a co-Sub-Adviser and, therefore, the Sub-Advisory Agreement with Neuberger Berman was not up for renewal at this time.

Health Sciences Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014.

Real Estate Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three- and five-year periods and third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2018.

Technology Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the fifth quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2016. The Board also

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods, its views as to the competitive nature of the Sub-Adviser’s longer-term performance and its confidence in the Sub-Adviser’s investment process.

Core Income Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-year period.

Diversified Bond Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods.

Floating Rate Income Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

High Yield Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and outperformed for the three-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the second quintile for the three-year period.

Inflation Managed Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods, performed in line for the five-year period and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three- and five-year periods and the first quintile for the ten-year period.

Inflation Strategy Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since November 2017.

Managed Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three- and five-year periods and the third quintile for the ten-year period.

PD 1-3 Year Corporate Bond Portfolio

The Fund underperformed its primary benchmark for the one-, three- and five-year periods.

Short Duration Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period, outperformed for the three- and ten-year periods and slightly underperformed for the five-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2011. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and its confidence in PAM’s investment process.

PD Aggregate Bond Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Emerging Markets Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, performed in line with the three-year period, outperformed for the five-year period and slightly underperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

PD High Yield Bond Market Portfolio

The Fund: (1) slightly underperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three- and five-year periods and performed in line for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and ten-year periods and the second quintile for the three- and five-year periods.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

PD International Large-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and slightly outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and ten-year periods and the second quintile for the three- and five-year periods.

PD Large-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Large-Cap Value Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Growth Index Portfolio

The Fund had a higher tracking error than the median tracking error of its Selected Performance Peer Group. In evaluating the performance of the Fund, the Board considered that the tracking error was reasonable based on PLFA’s expectations for a passively managed equity portfolio.

PD Small-Cap Value Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Pacific Dynamix – Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods.

Pacific Dynamix – Conservative Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and performed in line for the ten-year period; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods.

Pacific Dynamix – Moderate Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and five-year periods and underperformed for the three- and ten-year period; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three- and five-year periods and the fourth quintile for the ten-year period.

PSF DFA Balanced Allocation Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the third quintile of the three-year period.

Portfolio Optimization Aggressive-Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three- and five-year periods; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

Portfolio Optimization Conservative Portfolio

The Fund: (1) slightly underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods and the second quintile for the three-year period.

Portfolio Optimization Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period, underperformed for the three-year period and performed in line for the five-year period; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the third quintile for the five-year period.

Portfolio Optimization Moderate Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period, underperformed for the three-year period and performed in line for the five-year period; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the third quintile for the five-year period.

Portfolio Optimization Moderate-Conservative Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three- and five-year periods.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees a change in Sub-Adviser when circumstances warrant. Generally, the Trustees noted that there continues to be a record of well-managed Funds that are appropriate to serve as Underlying Funds in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional Underlying Funds, and adding or changing Sub-Advisers to the Underlying Funds of the Trust. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally. The Trustees also noted that certain of the Underlying Funds are also available as investment options outside of the Asset Allocation Funds.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was appropriately implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that PLFA’s continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA4. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund net expenses, excluding any applicable service or distribution fees, which were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared advisory fees and expense with the fees and expense levels of a group of appropriate peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds (except in the case of the Trust’s index Funds). With respect to the Portfolio Optimization Funds, the Trustees also compared the net expense ratio (including acquired fund fees and expenses) with the average net expense ratio of funds in the Morningstar Category determined to be similar to the relevant Portfolio Optimization Fund (“Comparable Peer Fund Average”).

A summary of certain comparative fee and expense information considered by the Trustees for each Fund is provided below.

Comstock Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

Dividend Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Equity Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Focused Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

4 With respect to the PAM Managed Funds, the Trustees considered the level of the proposed sub-advisory fee to be paid to PAM LLC.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Large-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

Large-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Main Street Core Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Value Advantage Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Developing Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Mid-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Mid-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.025% of its advisory fee.

Mid-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Small-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

Small-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Small-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees also considered that PLFA had recently reduced the advisory fee by 0.10%.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Small-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Emerging Markets Debt Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.02% of its advisory fee.

International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

International Small-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

International Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Currency Strategies Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Health Sciences Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Real Estate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.09% of its advisory fee.

Technology Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Core Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Diversified Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Floating Rate Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.05% of its advisory fee.

High Yield Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Managed Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Strategy Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Managed Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD 1-3 Year Corporate Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Short Duration Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Aggregate Bond Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD High Yield Bond Market Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

PD International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD Small-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Dynamix – Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Dynamix – Conservative Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Dynamix – Moderate Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PSF DFA Balanced Allocation Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Portfolio Optimization Aggressive-Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was in line with the Comparable Peer Fund Average.

Portfolio Optimization Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was in line with the Comparable Peer Fund Average.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Portfolio Optimization Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Moderate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Moderate-Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was slightly greater than the Comparable Peer Fund Average.

During their review, the Trustees considered that all of the Funds, except for the Portfolio Optimization Funds and Underlying Funds of the Pacific Dynamix Funds, were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with the exception of the PAM Managed Funds, the Sub-Advised Funds fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers. For the PAM Managed Funds, the Trustees took into account the fact that the sub-advisory fee was not the subject of an arms’-length negotiation with PLFA, but considered information relating to comparative fees charged by similarly managed funds. In all cases, the trustees considered that all sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.5

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds and funds that support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would improve the menu of offerings for contract owners or that would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new Fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity insurance products, which are supported by the Trust, appeared reasonable at the current time. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Sub-Advisers, the Trustees considered the data described above in light of the arms’-length nature of the relationship (for the non PAM Managed Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA. For the PAM Managed Funds, the Trustees took into account the fact that the sub-advisory fee was not the subject of an arms’-length negotiation with PLFA, but considered pro-forma information regarding the anticipated costs and profitability of the new Sub-Advisory Agreement to PAM LLC.

5 With respect to the PAM Managed Funds, this information was provided on a pro-forma basis.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale as the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of certain Funds through expense limitation agreements and/or advisory fee waivers. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, and PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for each Fund, as applicable. The Independent Trustees noted that the breakpoints offer potential savings to shareholders of many of the Funds.

The Trustees considered that the advisory fee schedules contained one or more breakpoints reducing the rate of the advisory fee as Fund assets grow for all Funds except the Asset Allocation Funds. The Independent Trustees noted that the Portfolio Optimization Funds and Pacific Dynamix Funds are funds-of-funds that invest in other Funds of the Trust that have advisory fee schedules containing one or more breakpoints that reduce the total advisory fees paid by shareholders of these Asset Allocation Funds as assets grow. With respect to the Portfolio Optimization Funds, the Trustees noted that the advisory fee was initially priced to scale, whereby the fee was set at an amount that takes into account the current size of the Funds. The Independent Trustees considered that PLFA seeks to price Funds to scale from inception by considering the size of the initial investment in a Fund rather than implementing breakpoints at lower asset levels. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees further noted that Pacific Life had also consistently reinvested in the business with respect to the variable products to which the Trust serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services, including, but not limited to, legal, compliance and accounting services, to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Funds, the use of breakpoints in certain of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships and any potential conflicts of interest to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that: (i) the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each applicable Fund and its shareholders; (ii) that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement and the approval of the Sub-Advisory Agreement for the PAM Managed Funds would be in the best interests of each Fund and its shareholders; and (iii) the recommendation by PLFA to the Board to enter into each Sub-Advisory Agreement with respect to each unaffiliated Sub-Adviser was not inappropriately influenced by conflicts of interest. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

III. Other Investment Advisory and Sub-Advisory Agreement Approvals

In addition to considering the renewal of the Advisory Agreement and existing Sub-Advisory Agreements during the period, the Board considered and approved the Advisory Agreement and Sub-Advisory Agreement with respect to the International Equity Income Portfolio, a new Fund, as discussed below.

International Equity Income Portfolio

At an in-person meeting on December 10, 2019, the Board, including all the Independent Trustees, approved the establishment and designation of a newly-organized Fund of the Trust, the International Equity Income Portfolio, effective on or about December 30, 2019. In connection with this approval, the Board also approved, effective on or about December 30, 2019, the Advisory Agreement with PLFA with respect to the new Fund (the “International Equity Income Advisory Agreement”) and the Sub-Advisory Agreement with Cadence Capital Management LLC (“Cadence”) (the “Cadence Sub-Advisory Agreement”).

In evaluating the International Equity Income Advisory Agreement and the Cadence Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services to be Provided

Fund Oversight and Supervision – PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its sophisticated monitoring and oversight of sub-advisers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder needs. The Trustees also noted that PLFA regularly informs them about matters relevant to the Trust, its shareholders and investing.

The Trustees considered that PLFA’s investment, legal, compliance and accounting professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and portfolio accounting. The Trustees took into account the scope of services to be provided by PLFA under the International Equity Income Advisory Agreement. The Trustees considered that although PLFA would be separately compensated at approximate cost for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the International Equity Income Advisory Agreement, these services would be provided as a result of PLFA’s advisory relationship with the International Equity Income Portfolio. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the International Equity Income Portfolio. The Trustees also considered the additional resources that PLFA has continued to invest in to enhance its management and oversight of the funds for which it serves as investment adviser, including additional tools designed to ensure compliance with new laws and regulations.

The Trustees noted PLFA’s proposed responsibilities in rendering services to the International Equity Income Portfolio and the fact that PLFA would monitor and evaluate the performance of Cadence in comparison to the Fund’s investment objective as well as to an appropriate benchmark index and group of peer funds. The Trustees also considered that PLFA would monitor the International Equity Income Portfolio’s adherence to its investment objectives and policies. The Trustees noted that PLFA would provide the Board with periodic and special reports related to the International Equity Income Portfolio’s performance and PLFA’s investment monitoring and evaluation.

The Trustees considered the benefits to shareholders of retaining PLFA to serve as the investment adviser to the International Equity Income Portfolio in light of the nature, extent, and quality of services expected to be provided by PLFA. The Trustees considered PLFA’s ability to provide an appropriate level of support and resources to the International Equity Income Portfolio, and that PLFA has sufficiently qualified personnel to provide the appropriate investment management, compliance and monitoring services required for the Fund. The Trustees based this review on information and materials provided to them throughout the year by PLFA related to other funds for which it serves as investment adviser. The Trustees considered PLFA’s continued development and use of analytical tools for assessing fund performance and the performance of sub-advisers, conducting a risk analysis, return analysis and an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA uses these tools to monitor and identify underperformance as well as identify funds that are performing well relative to applicable benchmarks or peer groups, and to analyze the funds’ performance records against various measures. The Trustees considered that PLFA also conducts various analyses to try to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed processes to oversee and monitor a sub-adviser’s execution of investment strategies. The Trustees noted that PLFA provides the Board with analyses of this data over rolling periods to assist the Board in identifying trends in fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance.

The Trustees also noted that PLFA conducts periodic due diligence on sub-advisers involving on-site visits, in-person meetings and telephonic meetings to gather information that PLFA uses to attempt to gain an in-depth understanding of a sub-adviser’s investment process and to seek to identify issues that may be relevant to a sub-adviser’s services to a fund or a fund’s performance, including, but not limited to, a sub-adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a sub-adviser, significant staffing changes that could affect a fund, material changes in a sub-adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support. The Trustees also considered the background and experience of PLFA’s senior management.

The Trustees also considered PLFA’s compliance operations with respect to the Trust, including the measures taken by PLFA to assist the Trust in complying with Rule 38a-1 under the 1940 Act. The Trustees further considered the monitoring and additional services that would be

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

provided by PLFA to the Fund, including assistance with performance evaluation, risk management oversight, preparation of periodic performance and financial reports, review of trade execution and coordination of the services of other service providers to the Trust.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services to be provided by PLFA to the International Equity Income Portfolio under the International Equity Income Advisory Agreement.

Cadence. The Trustees considered the benefits to shareholders of retaining Cadence as sub-adviser to the International Equity Income Portfolio, particularly in light of the nature, extent, and quality of the services expected to be provided by Cadence. In this regard, the Trustees considered various materials relating to Cadence, including copies of the proposed Cadence Sub-Advisory Agreement; copies of Cadence’s Form ADV; financial information; a written presentation from Cadence; a comprehensive report including an assessment from PLFA; responses from Cadence to information requested by counsel to the Independent Trustees; and other information deemed relevant to the Trustees’ evaluation. The Trustees also considered a verbal presentation at an in-person meeting held on December 10, 2019 from management and investment personnel from Cadence. The Trustees also considered that Cadence is a wholly-owned subsidiary of Pacific Life and therefore is affiliated with PLFA.

The Trustees considered that under the Cadence Sub-Advisory Agreement, Cadence would be responsible for providing investment advisory services for the International Equity Income Portfolio’s assets, including investment research and analysis and conducting a continuous program of investment by determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the International Equity Income Portfolio over both the short- and long-term, the organizational depth and resources of Cadence, including the background and experience of Cadence’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered that the Trust’s Chief Compliance Officer (“CCO”) had reviewed the written compliance policies and procedures and code of ethics of Cadence. The Trustees also considered the CCO’s assessment of Cadence’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics prior to the effectiveness of the Cadence Sub-Advisory Agreement. The Trustees also took note of the due diligence PLFA conducted with respect to Cadence, and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by Cadence.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the International Equity Income Portfolio by Cadence under the Cadence Sub-Advisory Agreement.

B. Performance

The Trustees considered PLFA’s recommendation of Cadence to serve as sub-adviser with regard to the International Equity Income Portfolio’s day-to-day investment activities. Because this consideration related to a newly-organized fund, no actual performance record for the International Equity Income Portfolio was available. However, the Trustees considered the investment process and techniques to be used by Cadence for the International Equity Income Portfolio and Cadence’s experience managing international equity income strategies, as well as other factors concerning performance in connection with their consideration of this matter and in connection with approval of the Cadence Sub-Advisory Agreement, including the factors described below.

The Trustees considered information about the historical performance of accounts and a composite managed by the same Cadence portfolio management team that would manage the International Equity Income Portfolio using similar investment strategies (the “Cadence Comparable Performance”). The Trustees considered that this information included a comparison of the Cadence Comparable Performance against a pertinent benchmark for the one-, three- and five-year and since inception periods as of June 30, 2019.

The Trustees considered additional information about the historical performance of a composite managed by Cadence using similar investment strategies as those proposed for the International Equity Income Portfolio against a pertinent benchmark and an applicable peer group for the one-, three- and five-year periods as of September 30, 2019 as well as performance for each of the past five calendar years. Additionally, the Trustees considered the standard deviation, risk-adjusted returns and other performance metrics of the composite during certain periods. The Trustees also considered the need for Cadence to adhere to the International Equity Income Portfolio’s general investment mandate in order to function appropriately in the Portfolio Optimization Portfolios.

The Board determined that Cadence’s performance record with respect to similarly managed accounts was acceptable.

C. Advisory and Sub-Advisory Fees

PLFA. The Trustees requested, received and reviewed information from PLFA relating to the proposed advisory fee and net expense ratio for the International Equity Income Portfolio. The Trustees reviewed the proposed advisory fee compared with the average fees of other funds in an applicable peer group. The Trustees considered that the proposed advisory fee was in line with industry averages for similar investment products based on the data presented to the Board. The Trustees also considered that PLFA agreed to an asset-based breakpoint schedule for the International Equity Income Portfolio, so that the Fund’s advisory fee as a percentage of the Fund’s net assets would decrease as the Fund becomes larger. The Trustees noted that the proposed breakpoint appears to offer potential savings to shareholders of the International Equity Income Portfolio as asset levels increase.

The Board concluded that the compensation payable to PLFA under the International Equity Income Advisory Agreement is fair and reasonable.

Cadence. The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of Cadence with regard to other accounts with substantially similar investment strategies as the International Equity Income Portfolio. The Trustees also considered that the proposed sub-advisory fee schedule under the Cadence Sub- Advisory Agreement contains a breakpoint. In comparing the proposed sub-advisory fees to be paid by the International Equity Income Portfolio to fees charged by Cadence for the other similarly-managed accounts, the Trustees noted that for certain accounts, there were differences in either: (i) the nature of the International

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Equity Income Portfolio and those accounts, (ii) the services provided to each, (iii) the client’s overall relationship with Cadence, and/or (iv) regulatory differences that could reasonably be expected to account for differences in fee schedules.

The Trustees noted that the fee rates were not the result of arms’-length negotiations between PLFA and Cadence, since they are affiliated entities, but that the International Equity Income Portfolio’s sub-advisory fees are paid by PLFA and are not paid directly by the Fund. As a result, in reviewing the Agreements, the Board placed greater emphasis on the total advisory fees paid to PLFA.

The Board concluded that the compensation payable under the Cadence Sub-Advisory Agreement is fair and reasonable, and that the amount of the advisory fee retained by PLFA after paying the sub-advisory fee to Cadence is fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

Costs and Profitability. The Trustees reviewed information regarding PLFA’s projected costs of sponsoring and operating the International Equity Income Portfolio and information regarding the anticipated projected profitability of the proposed Fund to PLFA. The Trustees considered the projected cost of services to be provided and projected profits to be realized by PLFA from the relationship with the International Equity Income Portfolio based on the projected assets, income and expenses of PLFA in its relationship with the Fund. The Trustees noted that this projected information contains estimates because there is no actual operating history for the International Equity Income Portfolio. The Trustees also considered the overall financial soundness of PLFA.

The Trustees considered information regarding the anticipated costs to Cadence of sub-advising the International Equity Income Portfolio and the projected profitability of the Cadence Sub-Advisory Agreement to Cadence, to the extent practicable based on the information provided by Cadence. The Trustees noted that any assessment of projected profitability would involve assumptions regarding expense allocations and other factors. The Trustees took into account the fact that the sub-advisory fee was not the subject of an arms’-length negotiation with PLFA, but considered projected profitability of the Cadence Sub-Advisory Agreement to Cadence.

Economies of Scale. The Trustees considered the extent to which economies of scale may be realized by the International Equity Income Portfolio as assets grow. Because the International Equity Income Portfolio has no operating history and no assets, no economies of scale exist at this time with respect to the Fund. However, the Trustees considered that the advisory fee schedule for the International Equity Income Portfolio contains a breakpoint and that the net expense ratio for the Fund is competitive with peers.

The Trustees also considered the organizational strengths of Cadence and its ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that will provide services to the International Equity Income Portfolio. The Board concluded that the International Equity Income Portfolio’s fee structure reflected in the International Equity Income Advisory Agreement and Cadence Sub-Advisory Agreement is fair and reasonable.

E. Ancillary Benefits

The Trustees received information from PLFA and Cadence concerning other benefits that may be received by PLFA and Cadence and their affiliates as a result of their relationship with the International Equity Income Portfolio, including the anticipated use of soft-dollars by Cadence. In this regard, the Trustees noted that Cadence represented that it anticipates using soft dollar credits generated by International Equity Income Portfolio commissions to pay for research services. The Trustees considered potential benefits to be derived by PLFA from its relationship with the International Equity Income Portfolio and that such benefits are consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual. The Trustees also considered benefits that may be derived by other affiliates of PLFA, including Pacific Life. The Trustees also considered potential benefits to be derived by Cadence and that such benefits are consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on its review, including the consideration of each of the factors referred to above, the Board found that: (i) the International Equity Income Advisory Agreement and Cadence Sub-Advisory Agreement are in the best interests of the International Equity Income Portfolio and its shareholders; and (ii) the compensation payable under the International Equity Income Advisory Agreement and Cadence Sub-Advisory Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PACIFIC SELECT FUND

SPECIAL MEETINGS OF SHAREHOLDERS

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, Pacific Select Fund (the “Trust”) is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on November 16, 2018 representing 63,039,856 shares of Floating Rate Loan Portfolio were notified that a Special Meeting of Shareholders (the “Meeting”) of that Portfolio would be held at the offices of the Trust on February 13, 2019. 100% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal #1 for the Floating Rate Loan Portfolio:

To approve the Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Floating Rate Loan Portfolio by the Floating Rate Income Portfolio in exchange for shares of the Floating Rate Income Portfolio.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Floating Rate Loan Portfolio	56,491,957	89.61%	3,436,853	5.45%	3,111,046	4.94%	63,039,856	100.00%

*	Based on total shares outstanding as of the record date November 16, 2018.

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, the Trust is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on March 4, 2019 representing 40,406,489 shares of Global Absolute Return Portfolio were notified that a Special Meeting of Shareholders (the “Meeting”) of that Portfolio would be held at the offices of the Trust on April 22, 2019. 100% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal #1 for the Global Absolute Return Portfolio:

To approve a Plan of Liquidation providing for the liquidation and dissolution of the Global Absolute Return Portfolio.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Global Absolute Return Portfolio	38,883,100	96.23%	313,464	0.78%	1,209,925	2.99%	40,406,489	100.00%

*	Based on total shares outstanding as of the record date March 4, 2019.

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, the Trust is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on August 6, 2019 representing 13,669,328 shares of Equity Long/Short Portfolio were notified that a Special Meeting of Shareholders (the “Meeting”) of that Portfolio would be held at the offices of the Trust on October 15, 2019. 100% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal #1 for the Equity Long/Short Portfolio:

To approve a Plan of Liquidation providing for the liquidation and dissolution of the Equity Long/Short Portfolio.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Equity Long/Short Portfolio	12,036,763	88.05%	1,294,009	9.47%	338,556	2.48%	13,669,328	100.00%

*	Based on total shares outstanding as of the record date August 6, 2019.

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, the Trust is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on August 6, 2019 representing 502,892 shares of Diversified Alternatives Portfolio were notified that a Special Meeting of Shareholders (the “Meeting”) of that Portfolio would be held at the offices of the Trust on October 15, 2019. 100% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal #1 for the Diversified Alternatives Portfolio:

To approve a Plan of Liquidation providing for the liquidation and dissolution of the Diversified Alternatives Portfolio.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Diversified Alternatives Portfolio	502,892	100.00%	0	0.00%	0	0.00%	502,892	100.00%

*	Based on total shares outstanding as of the record date August 6, 2019.

PACIFIC SELECT FUND

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Part F of Form N-PORT (complete schedules of Fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Part F of Form N-PORT, (when required) is filed pursuant to applicable regulations and is available after filing on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to Fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectuses and Statement of Additional Information (“SAI”). The prospectuses and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to Fund securities is described in the Trust’s SAI.

Availability of a Complete Schedule of Investments

The Trust’s annual and semi-annual reports may contain a summary schedule of investments (“SOI”) for certain Funds. A complete schedule for each summary SOI presented is available as noted below.

How to Obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies), Information Statements, the Pacific Dynamix Underlying Funds annual and semi-annual reports, and complete Schedules of Investments are available:

•	On the Trust’s website at http://www.pacificlife.com/pacificselectfund.htm

•	On the SEC’ website at http://www.sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:

Pacific Life’s Annuity Contract Owners: 1-800-722-4448

Annuity Financial Advisors: 1-800-722-2333

Pacific Life Insurance Policy Owners: 1-800-347-7787

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

6 a.m. through 5 p.m. Pacific Time (Monday through Friday)

Pacific Dynamix Underlying Funds

Annual Report

As of December 31, 2019

TABLE OF CONTENTS

PACIFIC SELECT FUND

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in Pacific Select Fund (the Trust) as it relates specifically to the underlying funds (the Pacific Dynamix Underlying Funds or Funds) of the Pacific Dynamix-Conservative Growth, Pacific Dynamix- Moderate Growth and Pacific Dynamix-Growth Portfolios (the Pacific Dynamix Portfolios, each a Fund-of-Funds). This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains information about the Trust and each of its funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a Fund will achieve its investment objective. Each Fund is subject to market risk. The value of a Fund changes as its asset values go up or down. The value of a Fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each Pacific Dynamix Underlying Fund is net of fees and includes reinvestment of all dividends and capital gain distributions, if any. Past performance is not predictive of future performance. This report shows you the performance of each of the Trust’s Pacific Dynamix Underlying Funds compared to its benchmark index. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Pacific Dynamix Underlying Funds. An index is unmanaged, does not incur transaction costs, does not include fees and expenses, and cannot be purchased directly by investors. Index returns include reinvested dividends.

Pacific Life Fund Advisors LLC (PLFA) is the adviser to the Trust and supervises the management of the Pacific Dynamix Underlying Funds (subject to the review of the Trust’s Board) and directly manages the three Pacific Dynamix Portfolios. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the fiscal year ended December 31, 2019. PLFA also supervises the management of other funds of the Trust; however, this report pertains only to the Pacific Dynamix Underlying Funds of the Pacific Dynamix Portfolios.

PLFA has retained other firms to serve as sub-advisers for the Pacific Dynamix Underlying Funds under its supervision. Each of these sub- advisers has written a separate commentary specific to each Pacific Dynamix Underlying Fund(s) they manage and is based on their opinions of how their Pacific Dynamix Underlying Fund(s) performed during the year. The views expressed in those commentaries reflect those of the respective sub-adviser for the fiscal year ended December 31, 2019.

All views and opinions expressed in the management discussion of Fund performance are subject to change at any time based upon market, economic or other conditions, and the Trust, its adviser and the sub-advisers disclaim any responsibility to update such views. These views and options may not be relied upon as investment advice or recommendations, or as an offer for any particular security. Any references to “we,” “I,” or “ours” are references to the sub-adviser or adviser, as applicable. The adviser and sub-advisers may include statements that constitute “forward- looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward- looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or a sub-adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements. Statements of facts and performance data are from sources considered reliable, but no representation or warranty is made as to their completeness or accuracy.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented and the Statement of Additional Information, as supplemented.

The sub-advisers and the Pacific Dynamix Underlying Funds that they manage as of December 31, 2019, are listed below:

Sub-adviser	Pacific Dynamix Underlying Fund	Page Number

SSGA Funds Management, Inc. (SSGA FM)	PD 1-3 Year Corporate Bond Portfolio PD Aggregate Bond Index Portfolio PD High Yield Bond Market Portfolio	A-3 A-3 A-4

BlackRock Investment Management, LLC (BlackRock)	PD Large-Cap Growth Index Portfolio PD Large-Cap Value Index Portfolio PD Small-Cap Growth Index Portfolio PD Small-Cap Value Index Portfolio	A-5 A-5 A-6 A-7

Dimensional Fund Advisors LP (DFA)	PD Emerging Markets Portfolio PD International Large-Cap Portfolio	A-7 A-8

Market Conditions (for the year ended December 31, 2019)

Executive Summary

Despite several geopolitical and global economic challenges, world equities (as determined by the MSCI All-Country World Index) experienced their strongest annual return since 2009. In particular, the liquidity-driven momentum, which was fueled by the Federal Reserve’s (Fed) pivot toward monetary easing, carried markets to record levels. Other major central banks maintained loose monetary policies to provide support as global manufacturing activity dipped into contractionary territory over the reporting period. While U.S. consumers mainly supported economic

See explanation of benchmark definitions on A-9 and A-10

A-1

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

growth, the long-running trade dispute between the U.S. and China began to pare back optimism from business executives. Nonetheless, the U.S.-China trade negotiations made modest progress toward the end of the reporting period, even as some of the more significant issues remained unresolved.

Fixed Income

The U.S. 10-year Treasury yield slid from nearly 3.0% to below 1.5% over the first three quarters of the reporting period then climbed back to nearly 2.0% to finish the year. The broad domestic bond market (as defined by the Bloomberg Barclays US Aggregate Bond Index) returned 8.72% for the reporting period. Spread sectors fared well over the reporting period as risk sentiments improved. Compressing credit spreads benefitted emerging market and high yield bonds, particularly over the fourth quarter of 2019. Yield-thirsty investors piled into higher yielding and riskier bond instruments as the Fed resorted to easing monetary policy and injected liquidity into the system over the latter half of the reporting period, undoing its previous efforts to unwind its enormous balance sheet and raise interest rates.

Domestic Equity

Domestic equities surged over the reporting period and continued to fare better than foreign markets. For the reporting period, the S&P 500 Index returned 31.49%. Growth stocks finished higher than value stocks as the tech rally persisted. On the opposite end, some value sectors such as energy continued to struggle in 2019 and considerably lagged the overall equity market. Energy stocks underperformed the broader market despite crude oil prices stabilizing over the reporting period. Investors have generally shunned the sector due to a prolonged lackluster performance as well as a growing interest in alternative energy. Additionally, shareholders of these energy companies have encouraged producers to pare back drilling activity to reduce the risk of oversupply and/or inefficient rig investments. Concerns of a potential recession also weighed down this sector which tends to be sensitive to economic cycles. Large capitalization stocks outperformed small capitalization stocks over the reporting period. In general, larger technology-related conglomerates maintained healthy balance sheets, while many smaller companies remained heavily indebted because of compressed profit margins.

International Equity

While international equities continued to lag their U.S. counterparts, both the MSCI EAFE (Europe, Australasia, and Far East) Index (Net) and MSCI Emerging Markets (EM) Index (Net) experienced double-digit positive returns (22.01% and 18.42%, respectively) for the reporting period. The ongoing global trade friction caused manufacturing sentiment to steadily deteriorate since the Trump administration began to impose higher tariffs starting in March 2018. Manufacturing activity in most major non-U.S. developed countries contracted throughout the reporting period. Although China’s manufacturing activity modestly recovered in the latter half of the year, emerging market investor optimism was relatively contained as progress on U.S.-China trade negotiations seesawed back and forth over the year.

Concluding Remarks

We expect issues surrounding trade and the Fed will remain the key factors for global markets in the near-term. The deterioration in manufacturing sentiment appears to have slowed and may be recovering as President Trump indicated his intention to approve the “Phase 1” part of the U.S.-China trade negotiations. While this step does not address some of the key issues, markets remain cautiously optimistic that a resolution could be reached so businesses could operate under more normal conditions. Regardless how the trade situation unfolds, the Fed and other central banks seem to have telegraphed their intention to support their respective economies within their powers. While the Fed had been on a path to normalizing interest rates, President Trump’s erratic policies are affecting the real economy, which in turn influences central bank decisions. With this in mind, markets will likely respond to how the 2020 U.S. elections materialize.

In 2020, we expect macroeconomic and geopolitical issues will likely continue to create noise for markets. Nonetheless, investors will probably place a high emphasis on fundamental factors. We believe companies with solid fundamentals and balance sheets should fare relatively well as nervous investors may shun vulnerable companies. In general, corporate debt levels have steadily risen since the end of the last recession. Companies with high levels of debt as well as low growth prospects and thin profit margins, which include many smaller firms, will be particularly sensitive to trade uncertainties and a fickle Fed. As suggested, the U.S.-China trade negotiations have made some progress – albeit at a slow pace. Further providing some relief, the Fed appears willing to refrain from raising rates, especially as inflation remains relatively subdued. Some Fed members have also expressed their comfort in allowing inflation to run modestly above the central bank’s target rate of around 2%, which should hold short-term rates steady for the time being.

In Europe, the new European Central Bank (ECB) president Christine Lagarde will need to establish herself to pull the eurozone out of its sluggish state. While Ms. Lagarde is expected to maintain a dovish stance like her predecessor, her success will be determined by her ability to navigate around politics when dealing with European policymakers. Her ability to harmonize ECB’s monetary policy efforts with fiscal policies throughout the European Union (EU) will be tested. Across the Channel, British politicians have struggled to successfully execute their “Brexit” plan to formally cut ties with the EU. Although the process has thrown the United Kingdom (U.K.) into a political turmoil with repeated delays, the new U.K. Prime Minister Boris Johnson has assumed the responsibility to leave the EU before the stand-still transition period ends in December 2020. While the U.K. is defaulted to leave the EU on January 31, 2020, existing arrangements between the U.K. and the EU will largely remain intact until they expire on December 31, 2020. However, we have seen many deadlines postponed throughout this Brexit process. Either way, Boris Johnson’s election victory appears to have provided more clarity as EU leaders generally welcomed the U.K. election result.

Japan, which represents a sizeable portion of the MSCI EAFE Index, will continue to deal with obstacles. As the Bank of Japan has been actively trying to prop up its economy, its Governor Haruhiko Kuroda has called for both fiscal and monetary stimulus to boost the economy. Some Japanese policymakers have called for more aggressive fiscal measures, particularly as the latest consumer sales tax hike took effect in

See explanation of benchmark definitions on A-9 and A-10

A-2

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

October 2019. To offset the tax impact, the Japanese government is drawing up plans of an economic stimulus package worth approximately 13 trillion Yen (about $120 billion), which is expected to be evaluated during its upcoming annual budget planning.

Consumers in the U.S. have been vital in keeping the U.S. economy afloat, which helped U.S. equity markets perform relatively well in 2019. Consumer sentiment abroad has been mixed, which may be suppressing foreign equity markets from overtaking U.S. equity markets. U.S. stocks have far outpaced their foreign counterparts for much of the past decade, which has made them appear relatively expensive. However, this is not a market where we suggest bargain hunting, and we prefer pricier but higher quality domestic stocks.

PD 1-3 Year Corporate Bond Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the PD 1-3 Year Corporate Bond Portfolio’s Class P returned 4.96%, compared to a 5.30% return for its benchmark, the Bloomberg Barclays US 1-3 Year Corporate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on April 30, 2014 through December 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	Since Inception (4/30/14)

Fund's Class P	4.96%	2.04%	1.81%

Bloomberg Barclays US 1-3 Year Corporate Bond Index	5.30%	2.41%	2.20%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks investment results that closely correspond to the total return of the benchmark that tracks the short-term U.S. corporate bond market. We, the SSGA FM indexed portfolio management team, use a sampling approach to match the Fund’s risk characteristics with those of the benchmark, and do not overweight or underweight sectors or securities with the intention of adding value above the benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

As this is an indexed fund, primary factors that affected the bond markets also affected the Fund’s performance. The main factors that contributed positively to Fund performance included the decrease in long term treasury yields as well as the Federal Reserve’s “mid-cycle adjustment” which resulted in three 0.25% interest rate cuts. In addition, investment grade credit spreads tightened over the reporting period to levels we haven’t seen since February 2018. Spreads were driven lower by capital flows from overseas investors due to negative interest rates in some non-U.S. countries over the period.

Security misweights resulting from our sampling process contributed to the Fund’s performance, while trading costs detracted from the Fund’s performance relative to the benchmark.

PD Aggregate Bond Index Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the PD Aggregate Bond Index Portfolio’s Class P returned 8.43%, compared to an 8.72% return for its benchmark, the Bloomberg Barclays US Aggregate Bond Index.

See explanation of benchmark definitions on A-9 and A-10

A-3

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	10 Years

Fund's Class P	8.43%	2.83%	3.51%

Bloomberg Barclays US Aggregate Bond Index	8.72%	3.05%	3.75%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks investment results that closely correspond to the total return of an index that tracks the U.S. dollar-denominated investment grade bond market. We, the SSGA FM indexed portfolio management team, use a stratified sampling approach to match the benchmark’s major risk characteristics and do not overweight or underweight sectors or securities with the intention of adding value above the benchmark.

As this is an indexed fund, primary factors that affected the bond markets also affected the Fund’s performance. The main factors that contributed positively to Fund performance included the decrease in long term treasury yields as well as the Federal Reserve’s “mid-cycle adjustment” which resulted in three 0.25% interest rate cuts. In addition, investment grade credit spreads tightened over the reporting period to levels we have not seen since February 2018. Spreads were driven lower by capital flows from overseas investors due to negative interest rates in some non-U.S. countries during the period.

Security misweights resulting from our sampling process contributed to the Fund’s performance while trading costs detracted from the Fund’s performance relative to the benchmark.

PD High Yield Bond Market Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the PD High Yield Bond Market Portfolio’s Class P returned 14.39%, compared to a 14.32% return for its benchmark, the Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	10 Years

Fund's Class P	14.39%	5.80%	7.03%

Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index	14.32%	6.14%	7.55%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-9 and A-10

A-4

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. The Fund seeks investment results that closely correspond to the total return of an index that tracks the U.S. high yield corporate bond market. We, the SSGA FM indexed fund management team, use a stratified sampling approach to match the Fund’s major risk characteristics with those of the benchmark, and do not overweight or underweight sectors or securities with the intention of adding value above the benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

As this is an indexed fund, primary factors that affected the bond markets also affected the Fund’s performance. The main factors that contributed positively to the Fund’s performance over the reporting period included the decrease in long term treasury yields as well as the Federal Reserve’s “mid-cycle adjustment” which resulted in three 0.25% interest rate cuts. In addition, investment grade credit spreads tightened over the reporting period to levels we have not seen since February 2018. Spreads were driven lower by capital flows from overseas investors due to negative interest rates in some non-U.S. countries during the period. Overall, the reporting period proved to be an extraordinary year for fixed income investors as many strategies posted their best returns in a decade.

Security misweights resulting from our sampling process contributed to the Fund’s performance while trading costs detracted from the Fund’s performance relative to the benchmark.

PD Large-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the PD Large-Cap Growth Index Portfolio’s Class P returned 36.10%, compared to a 36.39% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	10 Years

Fund's Class P	36.10%	14.37%	14.94%

Russell 1000 Growth Index	36.39%	14.63%	15.22%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 1000 Growth Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

U.S. large cap stocks, as represented by the benchmark, increased approximately 36.39% in the reporting period. All sectors returned positive in the benchmark and were contributors to the Fund’s performance for the reporting period. Top contributors were the information technology sector that returned 51.93%, the financials sector at 35.46%, and the communication services sector at 35.41%.

PD Large-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the PD Large-Cap Value Index Portfolio’s Class P returned 26.32%, compared to a 26.54% return for its benchmark, the Russell 1000 Value Index.

See explanation of benchmark definitions on A-9 and A-10

A-5

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	10 Years

Fund's Class P	26.32%	8.13%	11.55%

Russell 1000 Value Index	26.54%	8.29%	11.80%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 1000 Value Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

U.S. large cap stocks, as represented by the Russell 1000 Value Index, increased approximately 26.54% in 2019. All sectors in the benchmark had positive returns for the reporting period and were contributors to the Fund’s performance. Top contributors were the information technology sector that returned 41.24%, the industrials sector at 35.21%, and the financials sector at 30.77%. Bottom contributors for the reporting period were the energy sector at 10.81%, the health care sector at 20.32%, and the materials sector at 20.34%.

PD Small-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the PD Small-Cap Growth Index Portfolio’s Class P returned 28.15%, compared to a 28.48% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	10 Years

Fund's Class P	28.15%	9.16%	12.71%

Russell 2000 Growth Index	28.48%	9.34%	13.01%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 2000 Growth Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

See explanation of benchmark definitions on A-9 and A-10

A-6

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

U.S. large cap stocks, as represented by the benchmark, increased approximately 28.48% during the reporting period. Top contributors in the benchmark, which were also contributors to the Fund’s performance during the reporting period, were the information technology sector that returned 34.64%, the industrials sector at 32.44%, and the health care sector at 31.52%. The only negative contributor in the benchmark for the reporting period was the energy sector that returned -5.49%.

PD Small-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the PD Small-Cap Value Index Portfolio’s Class P returned 22.06%, compared to a 22.39% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	10 Years

Fund's Class P	22.06%	6.79%	10.27%

Russell 2000 Value Index	22.39%	6.99%	10.56%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 2000 Value Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

U.S. large cap stocks, as represented by the benchmark, increased by over 22.00% during the reporting period. Top contributors in the benchmark, which were also contributors to the Fund’s performance for the reporting period, were in the information technology sector that returned 55.04%, the real estate sector at 29.65%, and the industrials sector at 25.47%. The only negative contributor in the benchmark for the reporting period was the energy sector that returned -7.70%.

PD Emerging Markets Portfolio (managed by Dimensional Fund Advisors LP)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the PD Emerging Markets Portfolio’s Class P returned 15.75%, compared to a 18.42% return for its benchmark, the MSCI Emerging Markets Index (Net).

See explanation of benchmark definitions on A-9 and A-10

A-7

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	10 Years

Fund's Class P	15.75%	5.08%	3.47%

MSCI Emerging Markets Index (Net)	18.42%	5.61%	3.68%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks long-term growth of capital by capturing the returns of large market capitalization equity securities in emerging markets. We at DFA employ a disciplined approach that emphasizes broad diversification and consistent exposure to large market capitalization emerging markets equities but does not attempt to track a specific index. The investment strategy is process driven, with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large market capitalization segment of emerging markets. In assessing profitability, we may consider such factors as earnings or profits from operations relative to book value or assets. At the end of the reporting period, the Fund held over 1000 securities invested in 22 emerging markets countries. With our diversified approach, performance was generally determined by broad structural trends in emerging country equity markets rather than the behavior of a limited number of securities.

Stocks with smaller market capitalizations underperformed stocks with larger market capitalizations in emerging markets for the reporting period, and the Fund’s greater emphasis on stocks with smaller market capitalizations within the large cap segment of the market detracted from performance relative to the benchmark. With low relative price (value) stocks underperforming high relative price (growth) stocks in emerging markets for the reporting period, the Fund’s greater emphasis on value also detracted from performance relative to the benchmark. The Fund’s greater emphasis on higher-profitability stocks did not have material overall impact on performance relative to benchmark. At the country level, the Fund’s comparatively smaller allocations to China and Russia detracted from relative performance, as China and Russia outperformed the overall index. Conversely, the Fund’s exclusions of Qatar, Saudi Arabia, and United Arab Emirates contributed positively to relative performance, as these countries underperformed the overall index.

PD International Large-Cap Portfolio (managed by Dimensional Fund Advisors LP)

Q. How did the Fund perform for the year ended December 31, 2019?

A. For the year ended December 31, 2019, the PD International Large-Cap Portfolio’s Class P returned 21.68%, compared to a 22.49% return for its benchmark, the MSCI World ex USA Index (Net).

See explanation of benchmark definitions on A-9 and A-10

A-8

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2019
	1 Year	5 Years	10 Years

Fund's Class P	21.68%	5.40%	5.08%

MSCI World ex USA Index (Net)	22.49%	5.42%	5.32%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks long-term growth of capital by capturing the returns of large market capitalization equity securities in developed markets (other than the U.S.). We at DFA employ a disciplined approach that emphasizes broad diversification and consistent exposure to large market capitalization equities within developed ex U.S. markets but does not attempt to track a specific index. The investment strategy is process driven, with increased exposure to stocks with relatively smaller market capitalizations, lower relative price (value), and higher profitability within the large market capitalization segment of developed ex U.S. markets. In assessing profitability, we may consider such factors as earnings or profits from operations relative to book value or assets. At the end of the reporting period, the Fund held over 1,300 securities invested in 22 eligible developed ex U.S. countries. With our diversified approach, performance was generally determined by broad structural trends in developed ex U.S. equity markets rather than by behavior of a limited number of securities.

With low relative price (value) stocks underperforming high relative price (growth) stocks in developed ex U.S. markets for the reporting period, the Fund’s greater emphasis on value detracted from performance relative to the benchmark. The Fund’s general exclusion of Real Estate Investment Trusts (REITs) contributed positively to relative performance, as REITs underperformed the overall Index. The Fund’s greater emphases on stocks with smaller market capitalizations and higher profitability did not have a material overall impact for the period.

Benchmark Definitions

Bloomberg Barclays 1-3 Year US Corporate Bond Index measures the performance of the short-term U.S. corporate bond market. The Index includes publicly issued U.S. dollar-denominated corporate issues that are rated investment grade and have a remaining maturity of greater than or equal to one year and less than three years. Results include the reinvestment of all distributions.

Bloomberg Barclays US Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Results include the reinvestment of all distributions.

Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the Bloomberg Barclays US Corporate High-Yield Bond Index that covers the U.S. dollar-denominated, high yield, fixed-rate corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. Results include the reinvestment of all distributions.

MSCI EAFE (Europe, Australasia, and Far East) Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2019, the MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of large- and mid-capitalization securities in emerging markets. As of December 31, 2019, the MSCI Emerging Markets Index (Net) consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

A-9

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

MSCI World ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large and mid-cap securities in developed markets, excluding the U.S. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher growth earning potential as defined by the index provider. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher growth earning potential as defined by the index provider. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

Note:

The Russell 1000 Growth Index, Russell 1000 Value Index, Russell 2000 Growth Index and Russell 2000 Value Index (together, the “Index”) are a trademark of Frank Russell Company (“Russell”) and have been licensed for use by Pacific Select Fund. Neither Russell nor the London Stock Exchange Group companies (together the “Licensor Parties”) sponsor, endorse, sell or promote any portfolios of Pacific Select Fund, and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios are based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with Pacific Select Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Pacific Select Fund or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein. The Licensor Parties are the source and owner of the trademarks, service marks and copyrights related to each Russell® and FTSE index. No further distribution of a Russell® or FTSE index is permitted without the Licensor Parties’ express written consent, and the Licensor Parties do not promote, sponsor or endorse the content of this communication. All other third-party trademarks and service marks belong to their respective owners.

A-10

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments

December 31, 2019

	Principal Amount	Value
CORPORATE BONDS & NOTES - 98.7%

Basic Materials - 1.5%

ArcelorMittal SA (Luxembourg) 6.250% due 02/25/22	$250,000	$269,553
BHP Billiton Finance USA Ltd (Australia) 3.250% due 11/21/21	350,000	358,817
Eastman Chemical Co 3.600% due 08/15/22	250,000	258,740
Ecolab Inc
2.375% due 08/10/22	200,000	202,014
4.350% due 12/08/21	200,000	209,437
Huntsman International LLC 5.125% due 11/15/22	200,000	213,658
LyondellBasell Industries NV 6.000% due 11/15/21	200,000	212,461
Newmont Goldcorp Corp 3.500% due 03/15/22	300,000	307,908
Nucor Corp 4.125% due 09/15/22	200,000	209,890
Praxair Inc 2.200% due 08/15/22	450,000	454,147
Sasol Financing International Ltd (South Africa) 4.500% due 11/14/22	250,000	258,287
The Dow Chemical Co 3.000% due 11/15/22	300,000	306,790
The Mosaic Co 3.250% due 11/15/22	250,000	256,538
The Sherwin-Williams Co 2.750% due 06/01/22	225,000	228,907

		3,747,147

Communications - 6.3%

Alibaba Group Holding Ltd (China) 3.125% due 11/28/21	300,000	306,016
Alphabet Inc 3.625% due 05/19/21	200,000	205,265
Amazon.com Inc
2.500% due 11/29/22	350,000	356,977
3.300% due 12/05/21	200,000	205,796
America Movil SAB de CV (Mexico) 3.125% due 07/16/22	350,000	358,305
AT&T Inc
2.625% due 12/01/22	400,000	406,191
2.800% due 02/17/21	300,000	302,716
3.000% due 06/30/22	350,000	357,713
3.200% due 03/01/22	250,000	256,055
3.800% due 03/15/22	700,000	726,518
3.875% due 08/15/21	500,000	515,175
4.450% due 05/15/21	250,000	258,127
Baidu Inc (China)
2.875% due 07/06/22	250,000	252,047
3.500% due 11/28/22	200,000	205,725
Charter Communications Operating LLC 4.464% due 07/23/22	700,000	735,699
Cisco Systems Inc
1.850% due 09/20/21	450,000	450,306
2.200% due 02/28/21	750,000	754,478
Comcast Cable Communications Holdings Inc 9.455% due 11/15/22	200,000	241,696
Comcast Corp
1.625% due 01/15/22	250,000	249,406
3.125% due 07/15/22	250,000	257,806
3.450% due 10/01/21	560,000	576,443
Discovery Communications LLC
2.800% due 06/15/20	200,000	200,532
4.375% due 06/15/21	300,000	309,836

	Principal Amount	Value
eBay Inc
2.150% due 06/05/20	$60,000	$60,046
2.875% due 08/01/21	350,000	354,206
3.800% due 03/09/22	300,000	310,104
Fox Corp 3.666% due 01/25/22 ~	275,000	283,974
JD.com Inc (China) 3.125% due 04/29/21	200,000	201,566
NBCUniversal Media LLC 4.375% due 04/01/21	350,000	360,989
Omnicom Group Inc 3.625% due 05/01/22	300,000	310,733
Orange SA (France) 4.125% due 09/14/21	350,000	362,726
Telefonica Emisiones SA (Spain) 5.462% due 02/16/21	350,000	363,281
The Interpublic Group of Cos Inc 3.750% due 10/01/21	125,000	128,480
The Walt Disney Co
1.650% due 09/01/22	390,000	388,885
3.000% due 09/15/22	200,000	205,946
4.500% due 02/15/21	200,000	206,107
Time Warner Cable LLC 5.000% due 02/01/20	600,000	601,136
TWDC Enterprises 18 Corp
2.300% due 02/12/21	200,000	201,287
2.350% due 12/01/22	200,000	202,991
2.450% due 03/04/22	300,000	304,164
Verizon Communications Inc
2.946% due 03/15/22	350,000	357,789
3.125% due 03/16/22	300,000	307,881
3.450% due 03/15/21	200,000	203,815
4.600% due 04/01/21	200,000	206,741
ViacomCBS Inc
3.375% due 03/01/22	300,000	306,900
3.875% due 12/15/21	300,000	310,381
Vodafone Group PLC (United Kingdom) 2.500% due 09/26/22	200,000	203,452

		15,232,408

Consumer, Cyclical - 7.7%

American Honda Finance Corp
1.700% due 09/09/21	250,000	249,694
1.950% due 05/20/22	125,000	125,497
2.200% due 06/27/22	300,000	302,440
2.600% due 11/16/22	200,000	204,053
3.375% due 12/10/21	375,000	386,421
AutoNation Inc 3.350% due 01/15/21	250,000	252,620
Best Buy Co Inc 5.500% due 03/15/21	250,000	258,047
Costco Wholesale Corp 2.150% due 05/18/21	400,000	402,624
Delta Air Lines Inc
3.400% due 04/19/21	245,000	248,422
3.625% due 03/15/22	300,000	307,270
DR Horton Inc 2.550% due 12/01/20	200,000	200,914
Ford Motor Credit Co LLC
3.200% due 01/15/21	700,000	703,957
3.336% due 03/18/21	400,000	403,025
3.350% due 11/01/22	500,000	505,152
3.813% due 10/12/21	750,000	763,892
4.250% due 09/20/22	350,000	362,001
5.596% due 01/07/22	500,000	526,895
5.875% due 08/02/21	200,000	209,386
General Motors Financial Co Inc
3.200% due 07/06/21	250,000	253,456
3.450% due 01/14/22	400,000	408,987
3.450% due 04/10/22	850,000	869,364
3.550% due 04/09/21	220,000	224,195

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-1

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
3.550% due 07/08/22	$250,000	$257,368
4.200% due 03/01/21	300,000	306,518
4.200% due 11/06/21	510,000	528,802
Hasbro Inc 2.600% due 11/19/22	50,000	50,313
Lowe’s Cos Inc 3.120% due 04/15/22	400,000	409,712
Marriott International Inc
2.125% due 10/03/22	350,000	350,714
2.300% due 01/15/22	250,000	251,164
McDonald’s Corp
2.625% due 01/15/22	300,000	304,292
2.750% due 12/09/20	300,000	302,096
NVR Inc 3.950% due 09/15/22	100,000	104,180
O’Reilly Automotive Inc 3.800% due 09/01/22	250,000	260,046
PACCAR Financial Corp
2.650% due 05/10/22	150,000	152,779
2.800% due 03/01/21	65,000	65,768
3.100% due 05/10/21	200,000	203,506
3.150% due 08/09/21	100,000	102,099
QVC Inc 5.125% due 07/02/22	200,000	210,410
Royal Caribbean Cruises Ltd 5.250% due 11/15/22	250,000	270,718
Starbucks Corp 2.200% due 11/22/20	225,000	225,614
Target Corp 2.900% due 01/15/22	250,000	255,774
The Home Depot Inc
2.000% due 04/01/21	500,000	501,088
2.625% due 06/01/22	250,000	255,040
3.250% due 03/01/22	350,000	361,581
The TJX Cos Inc 2.750% due 06/15/21	250,000	253,081
Toyota Motor Corp (Japan)
2.157% due 07/02/22	55,000	55,401
3.183% due 07/20/21	550,000	561,452
Toyota Motor Credit Corp
1.800% due 10/07/21	350,000	350,037
2.600% due 01/11/22	300,000	304,509
2.650% due 04/12/22	500,000	508,855
2.950% due 04/13/21	450,000	456,802
3.400% due 09/15/21	350,000	359,079
Walgreen Co 3.100% due 09/15/22	300,000	306,130
Walgreens Boots Alliance Inc 3.300% due 11/18/21	250,000	254,742
Walmart Inc
2.350% due 12/15/22	200,000	203,505
3.125% due 06/23/21	700,000	714,979
Whirlpool Corp 4.700% due 06/01/22	200,000	211,586

		18,438,052

Consumer, Non-Cyclical - 14.8%

AbbVie Inc
2.150% due 11/19/21 ~	760,000	761,747
2.300% due 05/14/21	450,000	452,029
2.300% due 11/21/22 ~	1,235,000	1,241,720
3.375% due 11/14/21	305,000	312,926
Aetna Inc 2.750% due 11/15/22	250,000	254,086
Allergan Funding SCS 3.450% due 03/15/22	900,000	920,575
Altria Group Inc
3.490% due 02/14/22	550,000	565,933
4.750% due 05/05/21	400,000	414,555

	Principal Amount	Value
Amgen Inc
1.850% due 08/19/21	$250,000	$249,544
2.650% due 05/11/22	800,000	812,131
3.875% due 11/15/21	350,000	361,051
Anheuser-Busch InBev Worldwide Inc (Belgium) 2.500% due 07/15/22	293,000	298,189
Anthem Inc 3.125% due 05/15/22	350,000	358,749
Archer-Daniels-Midland Co 3.375% due 03/15/22	300,000	309,467
AstraZeneca PLC (United Kingdom) 2.375% due 06/12/22	200,000	202,289
BAT Capital Corp (United Kingdom) 2.764% due 08/15/22	500,000	507,282
Becton Dickinson & Co
2.404% due 06/05/20	105,000	105,120
2.894% due 06/06/22	300,000	304,950
3.125% due 11/08/21	200,000	203,779
Biogen Inc 3.625% due 09/15/22	300,000	312,189
Boston Scientific Corp 3.375% due 05/15/22	100,000	103,253
Bristol-Myers Squibb Co
2.000% due 08/01/22	200,000	201,279
2.550% due 05/14/21 ~	175,000	176,736
2.600% due 05/16/22 ~	350,000	355,780
2.875% due 02/19/21 ~	115,000	116,324
3.250% due 08/15/22 ~	450,000	464,936
Bunge Ltd Finance Corp 3.000% due 09/25/22	250,000	253,531
Campbell Soup Co
2.500% due 08/02/22	250,000	253,017
3.300% due 03/15/21	165,000	167,456
Cardinal Health Inc 2.616% due 06/15/22	350,000	353,534
Church & Dwight Co Inc 2.450% due 08/01/22	200,000	201,663
Cigna Corp
3.050% due 11/30/22 ~	100,000	102,232
3.400% due 09/17/21	600,000	614,285
3.900% due 02/15/22 ~	300,000	310,735
Cintas Corp No 2 2.900% due 04/01/22	300,000	306,003
Conagra Brands Inc 3.800% due 10/22/21	280,000	288,943
Constellation Brands Inc
2.650% due 11/07/22	200,000	202,825
2.700% due 05/09/22	250,000	253,110
CVS Health Corp
2.125% due 06/01/21	614,000	615,075
2.750% due 12/01/22	500,000	508,145
3.350% due 03/09/21	431,000	438,168
3.500% due 07/20/22	150,000	154,838
DH Europe Finance II Sarl (Luxembourg) 2.050% due 11/15/22	150,000	150,184
Diageo Investment Corp (United Kingdom) 2.875% due 05/11/22	200,000	204,013
General Mills Inc
2.600% due 10/12/22	200,000	203,026
3.200% due 04/16/21	340,000	346,136
Genzyme Corp 5.000% due 06/15/20	500,000	507,056
Gilead Sciences Inc
1.950% due 03/01/22	300,000	300,404
4.400% due 12/01/21	500,000	521,734
GlaxoSmithKline Capital PLC (United Kingdom)
2.850% due 05/08/22	600,000	613,137
2.875% due 06/01/22	250,000	255,416
3.125% due 05/14/21	280,000	284,848

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-2

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Global Payments Inc 3.800% due 04/01/21	$200,000	$203,942
Humana Inc 2.500% due 12/15/20	100,000	100,439
Johnson & Johnson
1.650% due 03/01/21	250,000	249,915
2.250% due 03/03/22	400,000	404,404
Kellogg Co 4.000% due 12/15/20	33,000	33,611
Keurig Dr Pepper Inc 3.551% due 05/25/21	400,000	408,592
Kraft Heinz Foods Co
3.375% due 06/15/21	305,000	310,435
3.500% due 06/06/22	250,000	257,815
Laboratory Corp of America Holdings 3.200% due 02/01/22	350,000	357,959
McCormick & Co Inc 2.700% due 08/15/22	200,000	203,148
McKesson Corp 3.650% due 11/30/20	150,000	152,120
Medtronic Inc 3.150% due 03/15/22	565,000	581,043
Merck & Co Inc
2.350% due 02/10/22	300,000	303,138
2.400% due 09/15/22	200,000	203,202
3.875% due 01/15/21	250,000	254,806
Molson Coors Brewing Co 2.100% due 07/15/21	300,000	300,266
Moody’s Corp 3.250% due 06/07/21	250,000	254,619
Mylan NV 3.150% due 06/15/21	500,000	506,583
Novartis Capital Corp (Switzerland)
2.400% due 05/17/22	300,000	304,243
2.400% due 09/21/22	300,000	304,777
PayPal Holdings Inc 2.200% due 09/26/22	295,000	296,715
PepsiCo Inc
2.000% due 04/15/21	300,000	300,865
2.750% due 03/05/22	600,000	612,425
3.100% due 07/17/22	250,000	257,924
Pfizer Inc
1.950% due 06/03/21	300,000	301,401
2.800% due 03/11/22	135,000	137,831
3.000% due 09/15/21	350,000	357,306
Philip Morris International Inc
1.875% due 02/25/21	200,000	200,032
2.375% due 08/17/22	200,000	202,117
2.500% due 11/02/22	200,000	202,917
2.625% due 02/18/22	500,000	506,205
Quest Diagnostics Inc 4.700% due 04/01/21	350,000	361,642
RELX Capital Inc (United Kingdom) 3.125% due 10/15/22	250,000	257,568
Reynolds American Inc (United Kingdom) 4.000% due 06/12/22	200,000	208,154
Shire Acquisitions Investments Ireland DAC 2.400% due 09/23/21	800,000	804,546
Sysco Corp 2.600% due 10/01/20	200,000	200,845
Takeda Pharmaceutical Co Ltd (Japan) 4.000% due 11/26/21	200,000	206,861
The Coca-Cola Co 1.550% due 09/01/21	650,000	648,351
The Estee Lauder Cos Inc 1.700% due 05/10/21	250,000	249,700
The Hershey Co 3.100% due 05/15/21	55,000	55,932
The JM Smucker Co 3.500% due 10/15/21	200,000	205,158

	Principal Amount	Value
The Kroger Co
2.950% due 11/01/21	$300,000	$304,845
3.400% due 04/15/22	200,000	205,659
The Procter & Gamble Co
1.700% due 11/03/21	250,000	250,853
1.850% due 02/02/21	200,000	200,278
2.150% due 08/11/22	200,000	202,270
2.300% due 02/06/22	250,000	253,369
Tyson Foods Inc 2.250% due 08/23/21	200,000	200,567
Unilever Capital Corp (United Kingdom)
2.200% due 05/05/22	200,000	201,427
2.750% due 03/22/21	250,000	253,004
4.250% due 02/10/21	350,000	359,404
UnitedHealth Group Inc
2.125% due 03/15/21	350,000	351,227
2.875% due 12/15/21	250,000	255,000
2.875% due 03/15/22	300,000	305,825
3.150% due 06/15/21	200,000	203,697
4.700% due 02/15/21	250,000	256,401
Verisk Analytics Inc 5.800% due 05/01/21	200,000	209,095
Zimmer Biomet Holdings Inc 3.150% due 04/01/22	300,000	306,269
Zoetis Inc 3.250% due 08/20/21	240,000	244,447

		35,609,322

Energy - 6.4%

Baker Hughes a GE Co LLC 2.773% due 12/15/22	80,000	81,605
BP Capital Markets America Inc 3.245% due 05/06/22	300,000	309,624
BP Capital Markets PLC (United Kingdom)
2.500% due 11/06/22	300,000	305,538
3.062% due 03/17/22	300,000	307,617
3.561% due 11/01/21	700,000	721,838
Chevron Corp
2.355% due 12/05/22	700,000	709,827
2.498% due 03/03/22	500,000	508,163
Continental Resources Inc 5.000% due 09/15/22	250,000	251,823
Enbridge Inc (Canada) 2.900% due 07/15/22	250,000	254,706
Encana Corp (Canada) 3.900% due 11/15/21	200,000	204,777
Energy Transfer Operating LP
4.650% due 06/01/21	400,000	412,163
5.200% due 02/01/22	400,000	419,430
Enterprise Products Operating LLC
2.800% due 02/15/21	250,000	252,551
2.850% due 04/15/21	200,000	202,202
3.500% due 02/01/22	300,000	309,375
4.875% due 08/16/77	150,000	148,353
EOG Resources Inc 4.100% due 02/01/21	300,000	307,286
EQT Corp
3.000% due 10/01/22	200,000	196,522
4.875% due 11/15/21	200,000	206,489
Exxon Mobil Corp
1.902% due 08/16/22	100,000	100,595
2.222% due 03/01/21	250,000	251,614
2.397% due 03/06/22	600,000	606,835
Kinder Morgan Energy Partners LP
5.300% due 09/15/20	200,000	204,566
6.850% due 02/15/20	450,000	452,284
Marathon Oil Corp 2.800% due 11/01/22	250,000	254,159
Marathon Petroleum Corp 3.400% due 12/15/20	400,000	404,612

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-3

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
MPLX LP 3.500% due 12/01/22 ~	$200,000	$205,935
Occidental Petroleum Corp
2.600% due 08/13/21	185,000	186,394
2.600% due 04/15/22	300,000	302,293
2.700% due 08/15/22	535,000	540,637
4.100% due 02/01/21	300,000	305,235
4.850% due 03/15/21	279,000	287,414
ONEOK Inc 4.250% due 02/01/22	200,000	207,520
Phillips 66 4.300% due 04/01/22	481,000	504,861
Pioneer Natural Resources Co 3.450% due 01/15/21	200,000	202,549
Plains All American Pipeline LP 5.000% due 02/01/21	200,000	204,619
Sabine Pass Liquefaction LLC
5.625% due 02/01/21	450,000	462,569
6.250% due 03/15/22	300,000	322,296
Shell International Finance BV (Netherlands)
1.750% due 09/12/21	450,000	449,688
1.875% due 05/10/21	200,000	200,195
2.375% due 08/21/22	200,000	202,674
Sunoco Logistics Partners Operations LP 4.650% due 02/15/22	200,000	208,514
The Williams Cos Inc
3.600% due 03/15/22	500,000	514,069
7.875% due 09/01/21	250,000	272,632
Total Capital International SA (France)
2.218% due 07/12/21	155,000	155,902
2.750% due 06/19/21	300,000	304,031
2.875% due 02/17/22	300,000	306,508
TransCanada PipeLines Ltd (Canada) 3.800% due 10/01/20	400,000	405,250
Western Midstream Operating LP 4.000% due 07/01/22	300,000	307,475

		15,443,814

Financial - 42.4%

AerCap Ireland Capital DAC (Ireland)
3.500% due 05/26/22	350,000	359,755
3.950% due 02/01/22	350,000	361,612
4.450% due 12/16/21	300,000	312,672
5.000% due 10/01/21	500,000	524,256
Air Lease Corp
2.625% due 07/01/22	200,000	202,281
3.500% due 01/15/22	350,000	359,662
3.875% due 04/01/21	250,000	255,137
Aircastle Ltd
5.125% due 03/15/21	130,000	134,308
7.625% due 04/15/20	80,000	81,188
Ally Financial Inc 4.125% due 02/13/22	400,000	413,712
American Express Co
2.500% due 08/01/22	350,000	354,121
2.650% due 12/02/22	400,000	407,723
2.750% due 05/20/22	200,000	203,640
3.000% due 02/22/21	165,000	166,982
3.375% due 05/17/21	450,000	458,615
3.700% due 11/05/21	130,000	133,964
American Express Credit Corp 2.700% due 03/03/22	850,000	864,192
American International Group Inc
3.300% due 03/01/21	300,000	304,380
4.875% due 06/01/22	350,000	373,611
American Tower Corp REIT
2.250% due 01/15/22	250,000	250,792
2.800% due 06/01/20	250,000	250,735
3.450% due 09/15/21	250,000	255,748

	Principal Amount	Value
Ameriprise Financial Inc 3.000% due 03/22/22	$35,000	$35,798
Aon Corp 5.000% due 09/30/20	200,000	204,308
Ares Capital Corp 3.625% due 01/19/22	200,000	203,529
Australia & New Zealand Banking Group Ltd (Australia)
2.050% due 11/21/22	500,000	501,706
2.300% due 06/01/21	250,000	251,359
2.550% due 11/23/21	250,000	252,958
3.300% due 05/17/21	250,000	254,895
Banco Santander SA (Spain) 3.500% due 04/11/22	200,000	205,440
Bancolombia SA (Colombia) 5.950% due 06/03/21	250,000	263,225
Bank of America Corp
2.625% due 04/19/21	450,000	454,317
2.738% due 01/23/22	500,000	503,811
2.816% due 07/21/23	250,000	254,138
2.881% due 04/24/23	1,350,000	1,373,950
3.004% due 12/20/23	500,000	512,296
3.124% due 01/20/23	900,000	918,107
3.499% due 05/17/22	650,000	663,039
Bank of America NA 3.335% due 01/25/23	250,000	257,014
Bank of Montreal (Canada)
2.050% due 11/01/22	490,000	491,938
2.350% due 09/11/22	200,000	202,679
2.900% due 03/26/22	450,000	458,757
3.100% due 04/13/21	750,000	762,275
Barclays Bank PLC (United Kingdom) 2.650% due 01/11/21	395,000	397,607
Barclays PLC (United Kingdom)
3.200% due 08/10/21	600,000	608,691
3.250% due 01/12/21	400,000	404,177
4.610% due 02/15/23	350,000	365,590
BBVA USA 3.500% due 06/11/21	250,000	254,340
Berkshire Hathaway Finance Corp 4.250% due 01/15/21	250,000	256,312
Berkshire Hathaway Inc
2.200% due 03/15/21	200,000	200,782
3.400% due 01/31/22	200,000	207,149
3.750% due 08/15/21	200,000	206,515
BlackRock Inc
3.375% due 06/01/22	200,000	207,264
4.250% due 05/24/21	200,000	206,559
BNP Paribas SA (France) 5.000% due 01/15/21	750,000	773,832
BPCE SA (France) 2.650% due 02/03/21	500,000	504,043
Brixmor Operating Partnership LP REIT 3.875% due 08/15/22	200,000	208,346
Canadian Imperial Bank of Commerce (Canada)
2.550% due 06/16/22	250,000	253,697
2.606% due 07/22/23	250,000	252,758
2.700% due 02/02/21	250,000	252,328
Capital One Financial Corp
3.050% due 03/09/22	300,000	306,271
3.450% due 04/30/21	100,000	101,820
Capital One NA
2.150% due 09/06/22	750,000	751,443
2.250% due 09/13/21	300,000	301,347
2.950% due 07/23/21	400,000	405,758
Chubb INA Holdings Inc 2.875% due 11/03/22	300,000	307,757

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-4

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Citibank NA
2.844% due 05/20/22	$350,000	$354,279
2.850% due 02/12/21	400,000	403,957
3.165% due 02/19/22	500,000	506,509
3.400% due 07/23/21	250,000	255,392
Citigroup Inc
2.312% due 11/04/22	200,000	200,634
2.350% due 08/02/21	500,000	503,087
2.700% due 03/30/21	750,000	757,140
2.700% due 10/27/22	400,000	406,574
2.750% due 04/25/22	400,000	406,230
2.876% due 07/24/23	550,000	559,792
2.900% due 12/08/21	500,000	508,252
3.142% due 01/24/23	950,000	969,730
Citizens Bank NA
2.550% due 05/13/21	350,000	352,701
3.250% due 02/14/22	250,000	256,175
CME Group Inc 3.000% due 09/15/22	250,000	257,319
Commonwealth Bank of Australia (Australia) 2.550% due 03/15/21	250,000	252,133
Cooperatieve Rabobank UA (Netherlands)
2.500% due 01/19/21	300,000	301,810
2.750% due 01/10/22	1,350,000	1,372,685
3.125% due 04/26/21	250,000	253,944
3.875% due 02/08/22	250,000	260,345
3.950% due 11/09/22	250,000	261,408
Credit Suisse AG (Switzerland)
2.100% due 11/12/21	250,000	251,177
3.000% due 10/29/21	350,000	356,995
Credit Suisse Group Funding Guernsey Ltd (Switzerland)
3.450% due 04/16/21	300,000	305,149
3.800% due 09/15/22	750,000	780,706
Crown Castle International Corp REIT
3.400% due 02/15/21	250,000	253,414
4.875% due 04/15/22	300,000	317,781
Deutsche Bank AG (Germany)
3.150% due 01/22/21	250,000	251,153
3.300% due 11/16/22	350,000	353,655
3.375% due 05/12/21	166,000	167,755
4.250% due 02/04/21	250,000	254,011
4.250% due 10/14/21	750,000	771,357
5.000% due 02/14/22	600,000	626,691
Discover Bank 3.200% due 08/09/21	250,000	254,376
Discover Financial Services 3.850% due 11/21/22	250,000	261,377
E*TRADE Financial Corp 2.950% due 08/24/22	200,000	203,717
Fifth Third Bancorp 2.600% due 06/15/22	400,000	405,040
Fifth Third Bank
2.250% due 06/14/21	200,000	201,058
3.350% due 07/26/21	200,000	204,388
HSBC Holdings PLC (United Kingdom)
2.650% due 01/05/22	1,100,000	1,112,045
2.950% due 05/25/21	500,000	506,363
3.033% due 11/22/23	300,000	306,977
3.262% due 03/13/23	800,000	818,288
3.400% due 03/08/21	550,000	558,735
4.000% due 03/30/22	500,000	521,030
Huntington Bancshares Inc
2.300% due 01/14/22	400,000	402,157
3.150% due 03/14/21	250,000	253,113
ING Groep NV (Netherlands) 3.150% due 03/29/22	350,000	357,909
Intercontinental Exchange Inc 2.350% due 09/15/22	300,000	303,049
Jefferies Group LLC 6.875% due 04/15/21	250,000	264,521

	Principal Amount	Value
JPMorgan Chase & Co
2.295% due 08/15/21	$1,000,000	$1,002,302
2.550% due 03/01/21	400,000	403,106
2.776% due 04/25/23	200,000	203,171
3.207% due 04/01/23	890,000	911,279
3.250% due 09/23/22	500,000	517,219
3.514% due 06/18/22	750,000	766,211
4.500% due 01/24/22	850,000	892,490
4.625% due 05/10/21	500,000	517,487
KeyBank NA
2.400% due 06/09/22	250,000	252,589
2.500% due 11/22/21	250,000	252,828
3.350% due 06/15/21	250,000	255,420
KeyCorp 5.100% due 03/24/21	200,000	207,583
Kimco Realty Corp REIT 3.400% due 11/01/22	250,000	258,267
Lloyds Bank PLC (United Kingdom)
2.250% due 08/14/22	500,000	502,412
3.300% due 05/07/21	280,000	284,565
Lloyds Banking Group PLC (United Kingdom)
2.858% due 03/17/23	500,000	506,244
2.907% due 11/07/23	350,000	355,247
3.000% due 01/11/22	300,000	304,812
3.100% due 07/06/21	300,000	304,735
Manufacturers & Traders Trust 2.625% due 01/25/21	250,000	251,677
Marsh & McLennan Cos Inc 2.750% due 01/30/22	350,000	355,578
Mastercard Inc 2.000% due 11/21/21	200,000	201,076
Mitsubishi UFJ Financial Group Inc (Japan)
2.190% due 09/13/21	300,000	300,888
2.623% due 07/18/22	450,000	456,095
2.665% due 07/25/22	500,000	507,303
2.950% due 03/01/21	700,000	707,617
3.218% due 03/07/22	450,000	461,019
3.535% due 07/26/21	115,000	117,690
Mizuho Financial Group Inc (Japan)
2.273% due 09/13/21	300,000	301,229
2.601% due 09/11/22	200,000	202,618
2.721% due 07/16/23	200,000	202,382
2.953% due 02/28/22	350,000	356,390
Morgan Stanley
2.500% due 04/21/21	500,000	503,907
2.625% due 11/17/21	950,000	961,392
2.750% due 05/19/22	700,000	712,826
4.875% due 11/01/22	350,000	375,079
5.500% due 07/28/21	750,000	790,237
5.750% due 01/25/21	300,000	311,639
MUFG Union Bank NA
2.100% due 12/09/22	250,000	250,664
3.150% due 04/01/22	250,000	255,822
National Australia Bank Ltd (Australia)
1.875% due 07/12/21	400,000	399,856
2.500% due 01/12/21	250,000	251,604
2.500% due 05/22/22	250,000	252,925
3.375% due 09/20/21	300,000	307,194
3.700% due 11/04/21	250,000	258,127
Northern Trust Corp 3.450% due 11/04/20	350,000	354,449
ORIX Corp (Japan) 2.900% due 07/18/22	200,000	203,859
PNC Bank NA
2.450% due 07/28/22	250,000	253,372
2.500% due 01/22/21	700,000	704,195
2.700% due 11/01/22	500,000	509,529
Prudential Financial Inc
5.375% due 06/21/20	100,000	101,576
5.875% due 09/15/42	200,000	215,373

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-5

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Public Storage REIT 2.370% due 09/15/22	$200,000	$202,190
Realty Income Corp REIT 3.250% due 10/15/22	250,000	258,133
Regions Bank 2.750% due 04/01/21	250,000	252,088
Regions Financial Corp 2.750% due 08/14/22	350,000	356,266
Royal Bank of Canada (Canada)
2.500% due 01/19/21	650,000	654,725
2.800% due 04/29/22	200,000	204,092
3.200% due 04/30/21	250,000	254,473
Royal Bank of Scotland Group PLC (United Kingdom)
3.498% due 05/15/23	400,000	409,771
6.125% due 12/15/22	500,000	547,310
Santander Holdings USA Inc
3.700% due 03/28/22	500,000	513,865
4.450% due 12/03/21	60,000	62,369
Santander UK Group Holdings PLC (United Kingdom) 2.875% due 08/05/21	350,000	353,681
Santander UK PLC (United Kingdom)
2.500% due 01/05/21	400,000	402,470
3.400% due 06/01/21	200,000	204,166
3.750% due 11/15/21	200,000	206,866
Service Properties Trust REIT 5.000% due 08/15/22	200,000	210,373
Simon Property Group LP REIT 2.625% due 06/15/22	600,000	609,388
Skandinaviska Enskilda Banken AB (Sweden) 2.625% due 03/15/21	500,000	503,197
Sumitomo Mitsui Financial Group Inc (Japan)
2.058% due 07/14/21	400,000	400,585
2.778% due 10/18/22	400,000	407,382
2.784% due 07/12/22	500,000	508,570
2.846% due 01/11/22	500,000	507,781
2.934% due 03/09/21	350,000	354,087
Svenska Handelsbanken AB (Sweden)
1.875% due 09/07/21	250,000	249,623
2.450% due 03/30/21	300,000	302,020
3.350% due 05/24/21	250,000	254,940
Synchrony Bank 3.650% due 05/24/21	250,000	255,273
Synchrony Financial
2.850% due 07/25/22	295,000	298,609
3.750% due 08/15/21	250,000	255,677
TD Ameritrade Holding Corp 2.950% due 04/01/22	250,000	255,546
The Bank of New York Mellon Corp
1.950% due 08/23/22	210,000	210,436
2.050% due 05/03/21	350,000	351,125
2.500% due 04/15/21	200,000	201,386
2.600% due 02/07/22	500,000	507,564
3.550% due 09/23/21	350,000	359,586
The Bank of Nova Scotia (Canada)
2.000% due 11/15/22	500,000	500,739
2.450% due 03/22/21	350,000	352,848
2.500% due 01/08/21	450,000	452,585
2.800% due 07/21/21	250,000	253,763
3.125% due 04/20/21	750,000	761,905
The Charles Schwab Corp 3.250% due 05/21/21	135,000	137,637
The Goldman Sachs Group Inc
2.350% due 11/15/21	550,000	552,137
2.625% due 04/25/21	300,000	302,628
2.875% due 02/25/21	550,000	555,533
2.876% due 10/31/22	650,000	659,216

	Principal Amount	Value
2.905% due 07/24/23	$500,000	$509,067
2.908% due 06/05/23	250,000	254,147
3.000% due 04/26/22	600,000	607,493
5.250% due 07/27/21	800,000	839,598
5.750% due 01/24/22	1,100,000	1,180,747
The Huntington National Bank 3.250% due 05/14/21	250,000	254,242
The PNC Financial Services Group Inc 3.300% due 03/08/22	400,000	410,928
The Progressive Corp 3.750% due 08/23/21	200,000	206,297
The Toronto-Dominion Bank (Canada)
1.800% due 07/13/21	500,000	500,355
1.900% due 12/01/22	500,000	500,308
2.125% due 04/07/21	350,000	352,116
3.250% due 06/11/21	200,000	204,265
The Western Union Co 3.600% due 03/15/22	300,000	308,770
Truist Bank
2.625% due 01/15/22	250,000	253,376
2.800% due 05/17/22	300,000	305,680
3.502% due 08/02/22	100,000	102,305
Truist Financial Corp
2.050% due 05/10/21	800,000	802,009
2.700% due 01/27/22	500,000	506,828
2.750% due 04/01/22	200,000	203,519
2.900% due 03/03/21	250,000	252,626
3.050% due 06/20/22	350,000	358,694
US Bancorp
2.350% due 01/29/21	200,000	201,113
2.625% due 01/24/22	450,000	457,098
2.950% due 07/15/22	500,000	511,581
US Bank NA
2.650% due 05/23/22	250,000	254,646
3.000% due 02/04/21	250,000	253,009
3.150% due 04/26/21	250,000	253,996
3.450% due 11/16/21	300,000	308,927
Visa Inc
2.150% due 09/15/22	200,000	202,235
2.800% due 12/14/22	600,000	617,455
Wells Fargo & Co
2.500% due 03/04/21	950,000	956,873
2.625% due 07/22/22	1,350,000	1,369,932
3.500% due 03/08/22	1,000,000	1,032,913
4.600% due 04/01/21	200,000	206,533
Wells Fargo Bank NA
2.082% due 09/09/22	500,000	500,868
2.600% due 01/15/21	500,000	503,612
2.897% due 05/27/22	330,000	334,408
3.625% due 10/22/21	850,000	874,993
Westpac Banking Corp (Australia)
2.000% due 08/19/21	500,000	500,652
2.500% due 06/28/22	250,000	252,938
2.650% due 01/25/21	250,000	251,707
2.800% due 01/11/22	300,000	304,903
Willis Towers Watson PLC 5.750% due 03/15/21	200,000	208,462
Zions Bancorp NA 3.350% due 03/04/22	250,000	256,499

		101,849,575

Industrial - 7.0%

3M Co
2.750% due 03/01/22	100,000	101,802
3.000% due 09/14/21	445,000	452,723
ABB Finance USA Inc (Switzerland) 2.875% due 05/08/22	300,000	306,320
Burlington Northern Santa Fe LLC
3.050% due 03/15/22	300,000	306,809
3.050% due 09/01/22	200,000	205,548

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-6

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Caterpillar Financial Services Corp
1.700% due 08/09/21	$300,000	$299,580
1.900% due 09/06/22	395,000	395,748
2.400% due 06/06/22	300,000	303,836
2.650% due 05/17/21	135,000	136,557
2.950% due 02/26/22	450,000	460,208
3.150% due 09/07/21	110,000	112,440
Caterpillar Inc 3.900% due 05/27/21	200,000	205,473
CNH Industrial Capital LLC 4.875% due 04/01/21	400,000	414,160
Deere & Co 2.600% due 06/08/22	500,000	509,334
Eaton Corp 2.750% due 11/02/22	350,000	357,062
Emerson Electric Co 2.625% due 12/01/21	300,000	305,101
FedEx Corp
2.625% due 08/01/22	200,000	202,855
3.400% due 01/14/22	140,000	143,789
Fortive Corp 2.350% due 06/15/21	200,000	200,856
General Dynamics Corp 3.000% due 05/11/21	800,000	813,487
General Electric Co
2.700% due 10/09/22	950,000	962,941
4.625% due 01/07/21	200,000	204,500
4.650% due 10/17/21	300,000	312,776
5.300% due 02/11/21	300,000	309,445
Honeywell International Inc
1.850% due 11/01/21	500,000	501,141
2.150% due 08/08/22	95,000	95,926
John Deere Capital Corp
1.950% due 06/13/22	105,000	105,210
2.300% due 06/07/21	200,000	201,391
2.875% due 03/12/21	500,000	506,202
2.950% due 04/01/22	90,000	92,143
3.125% due 09/10/21	135,000	138,114
3.900% due 07/12/21	300,000	310,033
L3Harris Technologies Inc 4.950% due 02/15/21 ~	200,000	204,933
Lockheed Martin Corp 3.350% due 09/15/21	250,000	256,426
Norfolk Southern Corp 3.000% due 04/01/22	200,000	204,141
Northrop Grumman Corp
2.550% due 10/15/22	250,000	253,739
3.500% due 03/15/21	250,000	254,792
Parker-Hannifin Corp 3.500% due 09/15/22	200,000	207,474
Republic Services Inc 3.550% due 06/01/22	400,000	413,202
Rockwell Collins Inc 2.800% due 03/15/22	300,000	305,249
Roper Technologies Inc 3.000% due 12/15/20	300,000	302,593
Ryder System Inc
2.800% due 03/01/22	300,000	303,729
2.875% due 06/01/22	60,000	60,914
3.500% due 06/01/21	50,000	51,026
Stanley Black & Decker Inc 2.900% due 11/01/22	250,000	255,756
Tech Data Corp 3.700% due 02/15/22	300,000	306,636
The Boeing Co
2.300% due 08/01/21	280,000	281,579
2.700% due 05/01/22	85,000	86,321
8.750% due 08/15/21	200,000	221,469

	Principal Amount	Value
Union Pacific Corp
2.250% due 06/19/20	$200,000	$200,231
2.950% due 03/01/22	55,000	56,200
3.200% due 06/08/21	135,000	137,590
4.163% due 07/15/22	200,000	210,171
United Parcel Service Inc
2.050% due 04/01/21	300,000	300,815
2.350% due 05/16/22	300,000	303,319
3.125% due 01/15/21	300,000	303,602
United Technologies Corp
1.950% due 11/01/21	200,000	200,333
3.100% due 06/01/22	500,000	512,745
3.350% due 08/16/21	270,000	276,478
Waste Management Inc 4.600% due 03/01/21	300,000	307,406

		16,752,379

Technology - 7.8%

Activision Blizzard Inc 2.300% due 09/15/21	200,000	201,034
Analog Devices Inc
2.500% due 12/05/21	150,000	151,111
2.950% due 01/12/21	150,000	151,263
Apple Inc
1.550% due 08/04/21	200,000	199,246
1.700% due 09/11/22	345,000	344,710
2.100% due 09/12/22	250,000	252,470
2.150% due 02/09/22	300,000	302,517
2.250% due 02/23/21	750,000	754,383
2.500% due 02/09/22	400,000	405,993
2.700% due 05/13/22	300,000	306,853
2.850% due 05/06/21	650,000	660,038
Applied Materials Inc 2.625% due 10/01/20	200,000	201,109
Broadcom Corp
2.200% due 01/15/21	100,000	100,083
3.000% due 01/15/22	750,000	761,035
Broadcom Inc
3.125% due 04/15/21 ~	450,000	455,481
3.125% due 10/15/22 ~	435,000	443,086
Dell International LLC 4.420% due 06/15/21 ~	1,050,000	1,080,584
Electronic Arts Inc 3.700% due 03/01/21	227,000	231,256
Fiserv Inc 2.700% due 06/01/20	250,000	250,634
Hewlett Packard Enterprise Co
3.500% due 10/05/21	125,000	128,150
4.400% due 10/15/22	350,000	369,745
HP Inc
4.050% due 09/15/22	300,000	313,396
4.375% due 09/15/21	250,000	259,380
IBM Credit LLC
1.800% due 01/20/21	150,000	149,900
2.650% due 02/05/21	550,000	554,997
3.600% due 11/30/21	300,000	310,062
Intel Corp
1.700% due 05/19/21	100,000	99,939
2.350% due 05/11/22	250,000	253,274
2.700% due 12/15/22	400,000	409,938
3.100% due 07/29/22	200,000	206,358
3.300% due 10/01/21	400,000	411,070
International Business Machines Corp
1.875% due 08/01/22	300,000	299,839
2.500% due 01/27/22	300,000	303,489
2.800% due 05/13/21	240,000	243,229
2.850% due 05/13/22	500,000	510,972
2.875% due 11/09/22	150,000	153,853
Lam Research Corp 2.800% due 06/15/21	200,000	202,160
Microchip Technology Inc 3.922% due 06/01/21	300,000	306,841

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-7

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Microsoft Corp
1.550% due 08/08/21	$750,000	$749,010
2.400% due 02/06/22	1,000,000	1,014,033
2.650% due 11/03/22	100,000	102,428
NVIDIA Corp 2.200% due 09/16/21	200,000	201,007
Oracle Corp
1.900% due 09/15/21	1,100,000	1,102,299
2.500% due 05/15/22	400,000	405,199
2.500% due 10/15/22	650,000	661,965
2.800% due 07/08/21	300,000	304,590
QUALCOMM Inc 3.000% due 05/20/22	500,000	512,563
Seagate HDD Cayman 4.250% due 03/01/22	88,000	91,081
Texas Instruments Inc 1.850% due 05/15/22	250,000	249,836
VMware Inc 2.950% due 08/21/22	350,000	356,774
Xilinx Inc 3.000% due 03/15/21	200,000	202,548

		18,692,811

Utilities - 4.8%

American Electric Power Co Inc 3.650% due 12/01/21	200,000	206,346
Berkshire Hathaway Energy Co 2.375% due 01/15/21	295,000	296,594
CenterPoint Energy Inc
2.500% due 09/01/22	200,000	201,627
3.600% due 11/01/21	315,000	323,215
Consolidated Edison Inc 2.000% due 05/15/21	200,000	200,134
Consumers Energy Co 2.850% due 05/15/22	200,000	204,421
Dominion Energy Inc
2.000% due 08/15/21	400,000	399,858
2.715% due 08/15/21	420,000	423,251
DTE Energy Co
2.250% due 11/01/22	100,000	100,005
2.600% due 06/15/22	105,000	105,748
Duke Energy Carolinas LLC 3.350% due 05/15/22	500,000	516,469
Duke Energy Corp 3.550% due 09/15/21	250,000	255,398
Duke Energy Florida LLC 3.100% due 08/15/21	500,000	508,400
Edison International
2.125% due 04/15/20	100,000	100,063
3.125% due 11/15/22	35,000	35,554
Emera US Finance LP (Canada) 2.700% due 06/15/21	200,000	201,859
Entergy Corp 4.000% due 07/15/22	350,000	365,311
Eversource Energy 2.500% due 03/15/21	200,000	201,169
Exelon Generation Co LLC 3.400% due 03/15/22	600,000	615,781
FirstEnergy Corp 2.850% due 07/15/22	200,000	203,231
ITC Holdings Corp 2.700% due 11/15/22	200,000	202,510
National Rural Utilities Cooperative Finance Corp
2.400% due 04/25/22	200,000	202,165
3.050% due 02/15/22	350,000	357,062
NextEra Energy Capital Holdings Inc
2.403% due 09/01/21	500,000	503,678
2.900% due 04/01/22	100,000	102,049
4.500% due 06/01/21	400,000	411,598
NV Energy Inc 6.250% due 11/15/20	54,000	55,906

	Principal Amount	Value
Ohio Power Co 5.375% due 10/01/21	$250,000	$264,918
Oncor Electric Delivery Co LLC 4.100% due 06/01/22	250,000	261,346
PECO Energy Co 1.700% due 09/15/21	300,000	299,618
PNM Resources Inc 3.250% due 03/09/21	100,000	101,176
PPL Capital Funding Inc 4.200% due 06/15/22	200,000	208,606
Public Service Enterprise Group Inc 2.000% due 11/15/21	350,000	349,793
Puget Energy Inc 6.500% due 12/15/20	250,000	260,064
Sempra Energy
2.400% due 02/01/20	130,000	130,011
2.400% due 03/15/20	200,000	200,020
Southern California Edison Co
2.900% due 03/01/21	100,000	101,057
3.875% due 06/01/21	250,000	255,471
Southern Power Co 2.500% due 12/15/21	300,000	303,091
The Southern Co
2.350% due 07/01/21	250,000	251,248
2.750% due 06/15/20	400,000	400,979
WEC Energy Group Inc
3.100% due 03/08/22	70,000	71,487
3.375% due 06/15/21	300,000	306,067
Xcel Energy Inc 2.400% due 03/15/21	400,000	401,604

		11,465,958

Total Corporate Bonds & Notes (Cost $234,092,787)		237,231,466

	Shares

SHORT-TERM INVESTMENT - 1.1%

Money Market Fund - 1.1%

BlackRock Liquidity Funds T-Fund Portfolio 1.510%	2,680,255	2,680,255

Total Short-Term Investment (Cost $2,680,255)		2,680,255

TOTAL INVESTMENTS - 99.8% (Cost $236,773,042)		239,911,721

OTHER ASSETS & LIABILITIES, NET - 0.2%		459,294

NET ASSETS - 100.0%		$240,371,015

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	42.4%
Consumer, Non-Cyclical	14.8%
Technology	7.8%
Consumer, Cyclical	7.7%
Industrial	7.0%
Energy	6.4%
Communications	6.3%
Utilities	4.8%
Others (each less than 3.0%)	2.6%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-8

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$237,231,466	$-	$237,231,466	$-
	Short-Term Investment	2,680,255	2,680,255	-	-

	Total	$239,911,721	$2,680,255	$237,231,466	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-9

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments

December 31, 2019

	Principal Amount	Value
CORPORATE BONDS & NOTES - 27.1%

Basic Materials - 0.7%

Air Products & Chemicals Inc 3.350% due 07/31/24	$100,000	$105,262
Albemarle Corp 5.450% due 12/01/44	50,000	57,272
ArcelorMittal SA (Luxembourg)
6.125% due 06/01/25	30,000	34,460
6.250% due 02/25/22	35,000	37,737
7.000% due 10/15/39	42,000	51,167
Barrick North America Finance LLC (Canada) 5.750% due 05/01/43	200,000	254,417
BHP Billiton Finance USA Ltd (Australia) 5.000% due 09/30/43	300,000	383,614
Celanese US Holdings LLC
4.625% due 11/15/22	30,000	31,781
5.875% due 06/15/21	30,000	31,495
DuPont de Nemours Inc
4.493% due 11/15/25	100,000	110,101
4.725% due 11/15/28	150,000	170,233
5.319% due 11/15/38	65,000	77,538
5.419% due 11/15/48	75,000	92,715
Eastman Chemical Co
3.800% due 03/15/25	100,000	105,463
4.650% due 10/15/44	50,000	53,754
4.800% due 09/01/42	100,000	108,665
Ecolab Inc
2.375% due 08/10/22	200,000	202,014
4.350% due 12/08/21	82,000	85,869
Fibria Overseas Finance Ltd (Brazil)
4.000% due 01/14/25	50,000	51,809
5.500% due 01/17/27	50,000	54,830
FMC Corp 4.100% due 02/01/24	50,000	52,708
Georgia-Pacific LLC 8.875% due 05/15/31	100,000	155,309
Huntsman International LLC 4.500% due 05/01/29	45,000	47,795
International Paper Co
4.350% due 08/15/48	100,000	106,328
6.000% due 11/15/41	200,000	249,441
7.500% due 08/15/21	27,000	29,294
Kinross Gold Corp (Canada) 5.950% due 03/15/24	100,000	111,292
LYB International Finance II BV 3.500% due 03/02/27	264,000	276,815
LyondellBasell Industries NV 4.625% due 02/26/55	75,000	78,797
Methanex Corp (Canada) 5.250% due 12/15/29	50,000	51,697
Newmont Goldcorp Corp
3.500% due 03/15/22	100,000	102,636
5.875% due 04/01/35	100,000	128,286
Nucor Corp
4.000% due 08/01/23	25,000	26,437
4.125% due 09/15/22	50,000	52,472
5.200% due 08/01/43	25,000	30,837
Nutrien Ltd (Canada)
4.200% due 04/01/29	55,000	60,625
5.250% due 01/15/45	145,000	170,810
PPG Industries Inc 2.800% due 08/15/29	50,000	50,386
Praxair Inc 2.200% due 08/15/22	100,000	100,922
Rio Tinto Finance USA Ltd (Australia) 7.125% due 07/15/28	50,000	67,014
Rio Tinto Finance USA PLC (Australia) 4.750% due 03/22/42	200,000	244,739

	Principal Amount	Value
RPM International Inc 5.250% due 06/01/45	$50,000	$56,014
Southern Copper Corp (Peru)
5.250% due 11/08/42	150,000	172,712
7.500% due 07/27/35	50,000	69,043
The Dow Chemical Co
4.250% due 10/01/34	200,000	219,174
4.800% due 05/15/49	65,000	75,271
The Mosaic Co 5.450% due 11/15/33	163,000	184,967
The Sherwin-Williams Co
2.750% due 06/01/22	23,000	23,399
3.125% due 06/01/24	25,000	25,840
3.450% due 06/01/27	60,000	63,602
3.950% due 01/15/26	150,000	160,758
4.000% due 12/15/42	50,000	51,547
4.500% due 06/01/47	29,000	32,904
Vale Overseas Ltd (Brazil)
6.875% due 11/21/36	150,000	195,515
8.250% due 01/17/34	100,000	140,660
Westlake Chemical Corp 4.375% due 11/15/47	100,000	101,091

		5,867,333

Communications - 2.5%

Alibaba Group Holding Ltd (China)
3.125% due 11/28/21	200,000	204,011
3.600% due 11/28/24	200,000	210,612
Alphabet Inc 1.998% due 08/15/26	200,000	198,953
Amazon.com Inc
2.400% due 02/22/23	200,000	203,561
3.150% due 08/22/27	200,000	211,645
3.300% due 12/05/21	100,000	102,898
3.875% due 08/22/37	195,000	221,426
4.050% due 08/22/47	70,000	82,232
4.250% due 08/22/57	100,000	121,712
5.200% due 12/03/25	50,000	58,287
America Movil SAB de CV (Mexico)
6.125% due 03/30/40	250,000	336,244
6.375% due 03/01/35	125,000	167,767
AT&T Inc
2.950% due 07/15/26	40,000	40,794
3.200% due 03/01/22	35,000	35,848
3.400% due 05/15/25	300,000	314,464
3.800% due 03/01/24	50,000	53,078
3.950% due 01/15/25	45,000	48,259
4.125% due 02/17/26	300,000	325,116
4.250% due 03/01/27	100,000	109,806
4.300% due 02/15/30	735,000	817,260
4.300% due 12/15/42	393,000	420,730
4.350% due 03/01/29	150,000	166,792
4.350% due 06/15/45	177,000	190,859
4.500% due 05/15/35	90,000	100,236
4.550% due 03/09/49	100,000	110,906
4.850% due 03/01/39	70,000	80,695
5.150% due 03/15/42	200,000	233,525
5.150% due 11/15/46	100,000	119,591
5.350% due 09/01/40	161,000	194,185
5.450% due 03/01/47	50,000	62,025
5.700% due 03/01/57	50,000	64,446
6.000% due 08/15/40	50,000	63,995
6.100% due 07/15/40	50,000	63,798
6.200% due 03/15/40	50,000	63,369
6.375% due 03/01/41	50,000	66,241
Baidu Inc (China) 2.875% due 07/06/22	300,000	302,457
Bell Canada Inc (Canada) 4.464% due 04/01/48	65,000	75,267

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-10

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Booking Holdings Inc 3.600% due 06/01/26	$50,000	$53,365
British Telecommunications PLC (United Kingdom)
5.125% due 12/04/28	200,000	229,824
9.625% due 12/15/30	50,000	76,839
Charter Communications Operating LLC
3.750% due 02/15/28	100,000	103,694
4.200% due 03/15/28	200,000	213,136
4.464% due 07/23/22	100,000	105,100
4.500% due 02/01/24	100,000	107,606
4.908% due 07/23/25	150,000	165,234
5.125% due 07/01/49	100,000	108,694
5.375% due 05/01/47	50,000	56,030
6.384% due 10/23/35	70,000	88,290
6.484% due 10/23/45	165,000	206,065
6.834% due 10/23/55	50,000	65,268
Cisco Systems Inc
1.850% due 09/20/21	100,000	100,068
2.200% due 02/28/21	50,000	50,299
2.600% due 02/28/23	50,000	51,123
2.950% due 02/28/26	50,000	52,142
3.000% due 06/15/22	60,000	61,806
5.500% due 01/15/40	250,000	341,213
Comcast Corp
2.350% due 01/15/27	40,000	39,956
3.000% due 02/01/24	100,000	103,659
3.300% due 02/01/27	100,000	105,908
3.375% due 08/15/25	365,000	387,311
3.400% due 07/15/46	55,000	55,825
3.450% due 10/01/21	65,000	66,909
3.700% due 04/15/24	85,000	90,617
3.950% due 10/15/25	100,000	109,137
3.969% due 11/01/47	289,000	318,336
3.999% due 11/01/49	211,000	234,729
4.000% due 08/15/47	100,000	110,082
4.049% due 11/01/52	97,000	108,902
4.150% due 10/15/28	95,000	106,950
4.250% due 10/15/30	70,000	79,984
4.250% due 01/15/33	250,000	289,349
4.400% due 08/15/35	77,000	90,232
4.600% due 10/15/38	85,000	101,272
4.600% due 08/15/45	77,000	92,554
4.700% due 10/15/48	75,000	92,446
4.750% due 03/01/44	300,000	364,975
4.950% due 10/15/58	80,000	104,027
Corning Inc
4.375% due 11/15/57	100,000	102,902
4.700% due 03/15/37	50,000	55,115
5.350% due 11/15/48	100,000	125,305
Deutsche Telekom International Finance BV (Germany) 8.750% due 06/15/30	185,000	271,696
Discovery Communications LLC
3.450% due 03/15/25	100,000	103,860
3.500% due 06/15/22	150,000	154,213
3.800% due 03/13/24	100,000	105,549
3.950% due 03/20/28	60,000	64,028
4.950% due 05/15/42	100,000	110,866
5.200% due 09/20/47	30,000	34,926
eBay Inc
2.750% due 01/30/23	50,000	50,721
3.600% due 06/05/27	50,000	52,418
Expedia Group Inc
3.800% due 02/15/28	50,000	50,996
4.500% due 08/15/24	200,000	213,466
Fox Corp 5.576% due 01/25/49 ~	200,000	254,382
Grupo Televisa SAB (Mexico) 5.000% due 05/13/45	200,000	209,270

	Principal Amount	Value
Juniper Networks Inc 3.750% due 08/15/29	$100,000	$104,075
Motorola Solutions Inc
3.500% due 03/01/23	150,000	154,932
4.600% due 02/23/28	100,000	108,453
NBCUniversal Media LLC 2.875% due 01/15/23	75,000	77,098
Omnicom Group Inc
3.600% due 04/15/26	50,000	52,673
3.625% due 05/01/22	100,000	103,578
Orange SA (France)
5.375% due 01/13/42	150,000	193,023
9.000% due 03/01/31	50,000	77,388
Rogers Communications Inc (Canada)
4.300% due 02/15/48	85,000	94,550
4.350% due 05/01/49	75,000	83,829
4.500% due 03/15/43	25,000	27,896
5.000% due 03/15/44	100,000	121,028
Telefonica Emisiones SA (Spain)
5.213% due 03/08/47	150,000	177,805
5.462% due 02/16/21	40,000	41,518
7.045% due 06/20/36	150,000	209,815
Telefonica Europe BV (Spain) 8.250% due 09/15/30	250,000	358,918
TELUS Corp (Canada) 4.600% due 11/16/48	100,000	118,001
The Walt Disney Co
1.650% due 09/01/22	20,000	19,943
1.750% due 08/30/24	50,000	49,562
2.000% due 09/01/29	35,000	33,971
2.750% due 09/01/49	45,000	42,449
3.375% due 11/15/26	200,000	215,643
4.500% due 02/15/21	100,000	103,053
5.400% due 10/01/43	100,000	136,076
6.400% due 12/15/35	39,000	55,380
6.650% due 11/15/37	150,000	222,758
Thomson Reuters Corp (Canada)
5.650% due 11/23/43	150,000	177,355
5.850% due 04/15/40	25,000	29,701
Time Warner Cable LLC
5.875% due 11/15/40	150,000	172,084
6.550% due 05/01/37	100,000	122,602
6.750% due 06/15/39	50,000	63,466
7.300% due 07/01/38	150,000	195,543
TWDC Enterprises 18 Corp
2.350% due 12/01/22	100,000	101,496
2.750% due 08/16/21	50,000	50,772
Verizon Communications Inc
3.376% due 02/15/25	200,000	211,775
4.125% due 03/16/27	300,000	332,971
4.272% due 01/15/36	57,000	64,459
4.329% due 09/21/28	1,169,000	1,326,052
4.522% due 09/15/48	309,000	370,159
5.250% due 03/16/37	483,000	606,081
5.500% due 03/16/47	75,000	101,673
ViacomCBS Inc
2.500% due 02/15/23	100,000	101,090
2.900% due 01/15/27	50,000	50,118
3.375% due 02/15/28	55,000	56,869
3.875% due 04/01/24	100,000	105,880
4.200% due 06/01/29	100,000	109,166
4.375% due 03/15/43	70,000	74,188
5.900% due 10/15/40	50,000	61,422
6.875% due 04/30/36	100,000	133,813
7.875% due 07/30/30	100,000	140,121
Vodafone Group PLC (United Kingdom)
3.750% due 01/16/24	45,000	47,594
4.375% due 05/30/28	355,000	393,432
5.000% due 05/30/38	40,000	46,289
5.125% due 06/19/59	100,000	117,804

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-11

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
5.250% due 05/30/48	$75,000	$90,290
6.150% due 02/27/37	150,000	193,579
7.875% due 02/15/30	50,000	69,703
WPP Finance 2010 (United Kingdom) 3.625% due 09/07/22	100,000	103,475

		22,296,196

Consumer, Cyclical - 1.5%

American Airlines Pass-Through Trust ‘A’ 4.950% due 07/15/24	99,322	103,560
American Airlines Pass-Through Trust ‘AA’ 3.200% due 12/15/29	128,175	132,125
American Honda Finance Corp
1.700% due 09/09/21	100,000	99,878
2.900% due 02/16/24	250,000	257,890
3.375% due 12/10/21	25,000	25,761
3.625% due 10/10/23	25,000	26,414
Aptiv Corp 4.150% due 03/15/24	40,000	42,381
Aptiv PLC
4.250% due 01/15/26	50,000	53,815
4.400% due 10/01/46	100,000	96,380
AutoNation Inc 4.500% due 10/01/25	100,000	107,800
AutoZone Inc 3.750% due 06/01/27	100,000	106,712
Best Buy Co Inc 4.450% due 10/01/28	50,000	54,852
BorgWarner Inc 3.375% due 03/15/25	200,000	209,186
Choice Hotels International Inc 3.700% due 12/01/29	25,000	25,245
Continental Airlines Pass-Through Trust ‘A’ 4.000% due 04/29/26	20,982	22,170
Daimler Finance North America LLC (Germany) 8.500% due 01/18/31	50,000	74,359
Darden Restaurants Inc 3.850% due 05/01/27	130,000	135,870
Delta Air Lines Inc 3.625% due 03/15/22	100,000	102,423
Delta Air Lines Pass Through Trust “AA” 3.204% due 10/25/25	25,000	26,020
Dollar General Corp
3.250% due 04/15/23	50,000	51,643
3.875% due 04/15/27	50,000	53,525
4.150% due 11/01/25	25,000	27,213
Dollar Tree Inc
3.700% due 05/15/23	45,000	46,875
4.200% due 05/15/28	45,000	48,254
Ford Motor Co
5.291% due 12/08/46	100,000	94,993
7.450% due 07/16/31	150,000	178,076
Ford Motor Credit Co LLC
3.096% due 05/04/23	200,000	199,851
3.815% due 11/02/27	200,000	193,899
4.375% due 08/06/23	200,000	207,965
4.542% due 08/01/26	200,000	204,729
5.875% due 08/02/21	250,000	261,732
General Motors Co
4.200% due 10/01/27	50,000	52,277
5.400% due 04/01/48	50,000	51,730
6.250% due 10/02/43	100,000	112,247
6.750% due 04/01/46	25,000	29,387
General Motors Financial Co Inc
3.500% due 11/07/24	100,000	103,041
3.550% due 07/08/22	350,000	360,315
3.700% due 05/09/23	200,000	206,235
3.950% due 04/13/24	100,000	104,546
4.000% due 10/06/26	50,000	52,418

	Principal Amount	Value
4.150% due 06/19/23	$250,000	$263,068
4.200% due 11/06/21	100,000	103,687
Hasbro Inc
3.150% due 05/15/21	50,000	50,628
3.500% due 09/15/27	30,000	29,769
3.900% due 11/19/29	100,000	100,800
Hyatt Hotels Corp 4.850% due 03/15/26	25,000	27,679
Kohl’s Corp
3.250% due 02/01/23	100,000	101,516
4.250% due 07/17/25	50,000	53,136
5.550% due 07/17/45	50,000	50,941
Las Vegas Sands Corp
2.900% due 06/25/25	30,000	30,377
3.200% due 08/08/24	45,000	46,454
3.500% due 08/18/26	30,000	30,875
3.900% due 08/08/29	40,000	41,801
Lear Corp 5.250% due 01/15/25	65,000	66,821
Leggett & Platt Inc 3.800% due 11/15/24	50,000	51,941
Lowe’s Cos Inc
3.100% due 05/03/27	200,000	206,755
3.120% due 04/15/22	100,000	102,428
3.650% due 04/05/29	35,000	37,414
3.700% due 04/15/46	250,000	254,677
3.875% due 09/15/23	100,000	106,097
4.550% due 04/05/49	15,000	17,682
Macy’s Retail Holdings Inc
3.625% due 06/01/24	50,000	50,506
3.875% due 01/15/22	56,000	57,069
Magna International Inc (Canada) 4.150% due 10/01/25	25,000	27,089
Marriott International Inc
2.875% due 03/01/21	50,000	50,462
3.125% due 06/15/26	200,000	207,341
McDonald’s Corp
3.350% due 04/01/23	25,000	26,039
3.375% due 05/26/25	100,000	105,782
3.500% due 03/01/27	50,000	53,400
3.700% due 02/15/42	200,000	202,967
3.800% due 04/01/28	25,000	27,329
4.450% due 09/01/48	10,000	11,442
4.875% due 07/15/40	10,000	11,707
4.875% due 12/09/45	250,000	300,921
NIKE Inc
2.250% due 05/01/23	27,000	27,442
3.375% due 11/01/46	200,000	210,992
3.625% due 05/01/43	25,000	27,103
Nordstrom Inc 4.000% due 10/15/21	250,000	256,591
O’Reilly Automotive Inc
3.800% due 09/01/22	100,000	104,018
4.350% due 06/01/28	100,000	111,606
PACCAR Financial Corp
2.300% due 08/10/22	100,000	100,998
3.400% due 08/09/23	25,000	26,128
QVC Inc 5.450% due 08/15/34	100,000	95,991
Ralph Lauren Corp 3.750% due 09/15/25	50,000	53,812
Starbucks Corp
2.100% due 02/04/21	60,000	60,153
2.450% due 06/15/26	50,000	50,717
3.500% due 03/01/28	100,000	107,423
3.550% due 08/15/29	100,000	108,420
3.750% due 12/01/47	35,000	36,327
4.300% due 06/15/45	35,000	38,687
4.450% due 08/15/49	100,000	115,803
Tapestry Inc 4.125% due 07/15/27	100,000	102,191

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-12

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Target Corp
2.900% due 01/15/22	$100,000	$102,310
3.375% due 04/15/29	100,000	108,653
3.625% due 04/15/46	25,000	27,306
3.900% due 11/15/47	250,000	286,975
The Home Depot Inc
2.000% due 04/01/21	50,000	50,109
2.125% due 09/15/26	100,000	99,923
2.700% due 04/01/23	100,000	102,422
3.000% due 04/01/26	25,000	26,128
3.250% due 03/01/22	45,000	46,489
3.350% due 09/15/25	45,000	48,072
3.500% due 09/15/56	55,000	57,176
3.900% due 12/06/28	40,000	44,901
4.200% due 04/01/43	300,000	347,746
4.400% due 04/01/21	100,000	102,691
4.500% due 12/06/48	100,000	123,302
5.875% due 12/16/36	75,000	103,435
Toyota Motor Credit Corp
1.900% due 04/08/21	100,000	100,142
2.625% due 01/10/23	100,000	101,968
2.650% due 04/12/22	250,000	254,428
3.200% due 01/11/27	100,000	105,779
3.350% due 01/08/24	100,000	104,977
4.250% due 01/11/21	100,000	102,434
United Airlines Pass-Through Trust ‘AA’
2.875% due 04/07/30	134,141	136,174
3.100% due 01/07/30	44,723	45,951
United Airlines Pass-Through Trust ‘A’ 4.000% due 10/11/27	80,356	85,587
Walgreen Co 3.100% due 09/15/22	75,000	76,533
Walgreens Boots Alliance Inc
3.450% due 06/01/26	30,000	30,517
4.650% due 06/01/46	20,000	20,091
4.800% due 11/18/44	165,000	167,040
Walmart Inc
2.650% due 12/15/24	100,000	103,233
2.850% due 07/08/24	90,000	93,355
2.950% due 09/24/49	100,000	99,528
3.050% due 07/08/26	65,000	68,538
3.125% due 06/23/21	550,000	561,770
3.250% due 07/08/29	80,000	85,815
3.300% due 04/22/24	300,000	315,443
3.400% due 06/26/23	50,000	52,570
3.700% due 06/26/28	100,000	110,272
3.950% due 06/28/38	25,000	28,956
4.050% due 06/29/48	65,000	76,900
Whirlpool Corp 4.750% due 02/26/29	60,000	66,821
WW Grainger Inc
3.750% due 05/15/46	50,000	51,538
4.600% due 06/15/45	20,000	23,877

		13,632,669

Consumer, Non-Cyclical - 4.6%

Abbott Laboratories
2.950% due 03/15/25	100,000	104,058
3.400% due 11/30/23	70,000	73,620
3.750% due 11/30/26	227,000	248,060
4.750% due 11/30/36	100,000	124,975
4.900% due 11/30/46	100,000	131,386
6.150% due 11/30/37	25,000	35,164
AbbVie Inc
2.150% due 11/19/21 ~	115,000	115,264
2.300% due 11/21/22 ~	75,000	75,408
2.600% due 11/21/24 ~	80,000	80,548
2.850% due 05/14/23	50,000	50,998
2.950% due 11/21/26 ~	105,000	106,732
3.200% due 11/06/22	70,000	71,850

	Principal Amount	Value
3.200% due 05/14/26	$100,000	$103,519
3.200% due 11/21/29 ~	175,000	178,138
3.600% due 05/14/25	175,000	184,702
4.050% due 11/21/39 ~	70,000	74,228
4.250% due 11/21/49 ~	670,000	708,149
4.300% due 05/14/36	50,000	55,343
4.400% due 11/06/42	125,000	135,174
4.500% due 05/14/35	160,000	181,360
4.700% due 05/14/45	50,000	56,039
Adventist Health System 3.630% due 03/01/49	15,000	14,633
Advocate Health & Hospitals Corp 3.387% due 10/15/49	50,000	49,859
Aetna Inc
2.750% due 11/15/22	125,000	127,043
2.800% due 06/15/23	25,000	25,405
3.500% due 11/15/24	100,000	104,664
3.875% due 08/15/47	30,000	30,477
4.125% due 11/15/42	100,000	102,382
Allergan Finance LLC
3.250% due 10/01/22	100,000	102,191
4.625% due 10/01/42	100,000	104,610
Allergan Funding SCS
3.800% due 03/15/25	70,000	73,541
4.750% due 03/15/45	330,000	358,989
Allergan Inc 2.800% due 03/15/23	25,000	25,197
Altria Group Inc
3.800% due 02/14/24	40,000	42,096
4.400% due 02/14/26	25,000	27,160
4.500% due 05/02/43	100,000	102,160
4.750% due 05/05/21	200,000	207,277
4.800% due 02/14/29	275,000	306,380
5.800% due 02/14/39	65,000	76,443
5.950% due 02/14/49	75,000	90,808
6.200% due 02/14/59	30,000	35,690
AmerisourceBergen Corp
3.400% due 05/15/24	100,000	104,022
3.450% due 12/15/27	50,000	52,240
Amgen Inc
3.200% due 11/02/27	50,000	52,640
3.625% due 05/22/24	100,000	105,689
4.400% due 05/01/45	100,000	112,432
5.150% due 11/15/41	174,000	210,465
5.750% due 03/15/40	200,000	250,958
6.400% due 02/01/39	225,000	303,635
Anheuser-Busch Cos LLC (Belgium) 4.700% due 02/01/36	275,000	317,659
Anheuser-Busch InBev Finance Inc (Belgium)
3.300% due 02/01/23	449,000	465,109
4.625% due 02/01/44	300,000	339,863
Anheuser-Busch InBev Worldwide Inc (Belgium)
3.750% due 07/15/42	100,000	103,333
4.000% due 04/13/28	80,000	88,006
4.150% due 01/23/25	60,000	65,316
4.375% due 04/15/38	35,000	39,287
4.439% due 10/06/48	200,000	224,491
4.600% due 04/15/48	50,000	56,980
4.750% due 01/23/29	55,000	63,720
4.750% due 04/15/58	100,000	116,742
4.900% due 01/23/31	65,000	77,395
4.950% due 01/15/42	300,000	354,827
5.450% due 01/23/39	65,000	81,744
5.550% due 01/23/49	100,000	129,728
5.800% due 01/23/59	45,000	61,336
Anthem Inc
2.950% due 12/01/22	50,000	51,153
3.300% due 01/15/23	75,000	77,605

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-13

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
3.350% due 12/01/24	$400,000	$417,418
3.650% due 12/01/27	30,000	31,758
4.375% due 12/01/47	30,000	33,073
4.625% due 05/15/42	100,000	112,757
4.650% due 01/15/43	50,000	56,367
Archer-Daniels-Midland Co
3.750% due 09/15/47	100,000	109,341
4.016% due 04/16/43	50,000	55,201
4.479% due 03/01/21	100,000	102,944
Ascension Health 3.945% due 11/15/46	70,000	77,607
AstraZeneca PLC (United Kingdom)
2.375% due 06/12/22	100,000	101,144
3.125% due 06/12/27	100,000	104,277
3.375% due 11/16/25	100,000	106,259
4.000% due 09/18/42	25,000	27,431
4.375% due 11/16/45	25,000	29,111
6.450% due 09/15/37	100,000	141,340
Automatic Data Processing Inc 3.375% due 09/15/25	25,000	26,648
BAT Capital Corp (United Kingdom)
2.764% due 08/15/22	150,000	152,184
2.789% due 09/06/24	35,000	35,293
3.215% due 09/06/26	50,000	50,401
3.222% due 08/15/24	100,000	102,265
3.462% due 09/06/29	50,000	50,612
3.557% due 08/15/27	100,000	102,068
4.390% due 08/15/37	70,000	70,860
4.758% due 09/06/49	50,000	51,749
Baxalta Inc
4.000% due 06/23/25	15,000	16,160
5.250% due 06/23/45	9,000	11,610
Becton Dickinson & Co
3.125% due 11/08/21	100,000	101,890
3.363% due 06/06/24	50,000	52,084
3.734% due 12/15/24	129,000	136,723
4.669% due 06/06/47	50,000	59,515
Bestfoods 7.250% due 12/15/26	200,000	261,128
Biogen Inc 5.200% due 09/15/45	300,000	361,818
Boston Scientific Corp
3.375% due 05/15/22	300,000	309,760
4.000% due 03/01/29	70,000	77,429
4.550% due 03/01/39	50,000	58,780
4.700% due 03/01/49	70,000	85,037
Bristol-Myers Squibb Co
2.550% due 05/14/21 ~	50,000	50,496
2.600% due 05/16/22 ~	50,000	50,826
2.875% due 02/19/21 ~	25,000	25,288
2.900% due 07/26/24 ~	85,000	87,752
3.200% due 06/15/26 ~	50,000	52,474
3.250% due 08/15/22 ~	100,000	103,319
3.250% due 02/20/23 ~	50,000	51,777
3.250% due 02/27/27	100,000	106,856
3.250% due 08/01/42	100,000	99,851
3.400% due 07/26/29 ~	80,000	85,564
3.450% due 11/15/27 ~	50,000	53,499
3.875% due 08/15/25 ~	300,000	324,541
3.900% due 02/20/28 ~	100,000	110,208
4.000% due 08/15/23 ~	100,000	106,539
4.125% due 06/15/39 ~	35,000	40,369
4.250% due 10/26/49 ~	65,000	77,031
4.350% due 11/15/47 ~	50,000	59,631
Brown-Forman Corp 4.500% due 07/15/45	40,000	49,043
Bunge Ltd Finance Corp
3.000% due 09/25/22	55,000	55,777
3.250% due 08/15/26	20,000	20,001
3.750% due 09/25/27	30,000	30,849

	Principal Amount	Value
California Institute of Technology 3.650% due 09/01/19	$20,000	$19,380
Campbell Soup Co
2.500% due 08/02/22	100,000	101,207
3.650% due 03/15/23	50,000	52,091
4.150% due 03/15/28	100,000	108,531
4.800% due 03/15/48	20,000	23,136
Cardinal Health Inc
2.616% due 06/15/22	50,000	50,505
3.079% due 06/15/24	50,000	51,440
3.410% due 06/15/27	100,000	102,261
3.750% due 09/15/25	50,000	53,127
4.368% due 06/15/47	50,000	49,622
4.900% due 09/15/45	50,000	52,122
Church & Dwight Co Inc 2.450% due 08/01/22	100,000	100,831
Cigna Corp
3.050% due 10/15/27 ~	30,000	30,439
3.300% due 02/25/21 ~	300,000	303,840
3.400% due 09/17/21	40,000	40,952
3.750% due 07/15/23	110,000	115,382
3.875% due 10/15/47 ~	50,000	50,886
4.125% due 11/15/25	45,000	48,846
4.375% due 10/15/28	80,000	88,677
4.800% due 08/15/38	60,000	70,040
4.900% due 12/15/48	55,000	65,764
Cintas Corp No 2
2.900% due 04/01/22	50,000	51,000
3.700% due 04/01/27	50,000	54,229
Coca-Cola Femsa SAB de CV (Mexico) 3.875% due 11/26/23	150,000	158,597
Colgate-Palmolive Co 3.700% due 08/01/47	100,000	114,754
CommonSpirit Health
3.347% due 10/01/29	200,000	201,342
4.350% due 11/01/42	150,000	153,944
Conagra Brands Inc
3.200% due 01/25/23	79,000	81,426
3.800% due 10/22/21	40,000	41,278
4.300% due 05/01/24	15,000	16,152
4.600% due 11/01/25	35,000	38,657
4.850% due 11/01/28	45,000	51,606
5.300% due 11/01/38	50,000	59,353
5.400% due 11/01/48	40,000	48,788
Constellation Brands Inc
2.700% due 05/09/22	200,000	202,488
3.500% due 05/09/27	15,000	15,666
3.750% due 05/01/21	20,000	20,458
4.250% due 05/01/23	85,000	90,347
4.400% due 11/15/25	35,000	38,234
4.650% due 11/15/28	30,000	33,745
5.250% due 11/15/48	30,000	36,435
CVS Health Corp
2.125% due 06/01/21	400,000	400,700
2.625% due 08/15/24	30,000	30,263
2.875% due 06/01/26	100,000	101,552
3.000% due 08/15/26	35,000	35,720
3.250% due 08/15/29	65,000	66,100
3.350% due 03/09/21	67,000	68,114
3.700% due 03/09/23	850,000	885,389
3.875% due 07/20/25	200,000	212,976
4.100% due 03/25/25	150,000	160,996
4.300% due 03/25/28	185,000	202,043
4.780% due 03/25/38	95,000	107,851
5.125% due 07/20/45	105,000	124,408
5.300% due 12/05/43	200,000	238,585
Danaher Corp
3.350% due 09/15/25	30,000	31,905
4.375% due 09/15/45	30,000	35,462
Diageo Capital PLC (United Kingdom) 3.875% due 04/29/43	100,000	110,341

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-14

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Diageo Investment Corp (United Kingdom) 2.875% due 05/11/22	$150,000	$153,010
Dignity Health 5.267% due 11/01/64	100,000	114,941
Eli Lilly & Co
3.375% due 03/15/29	65,000	70,081
3.950% due 03/15/49	100,000	115,622
4.150% due 03/15/59	50,000	58,919
Equifax Inc
2.300% due 06/01/21	50,000	50,153
2.600% due 12/01/24	25,000	25,151
Express Scripts Holding Co 4.800% due 07/15/46	15,000	16,960
General Mills Inc
3.200% due 04/16/21	15,000	15,271
3.200% due 02/10/27	100,000	105,345
3.700% due 10/17/23	40,000	42,146
4.200% due 04/17/28	50,000	55,712
4.550% due 04/17/38	15,000	17,370
4.700% due 04/17/48	20,000	23,825
5.400% due 06/15/40	45,000	55,653
Gilead Sciences Inc
1.950% due 03/01/22	230,000	230,310
2.950% due 03/01/27	100,000	103,865
3.250% due 09/01/22	170,000	175,696
3.650% due 03/01/26	100,000	107,616
4.150% due 03/01/47	75,000	83,425
4.400% due 12/01/21	100,000	104,347
4.500% due 02/01/45	210,000	243,864
4.600% due 09/01/35	45,000	53,699
4.750% due 03/01/46	50,000	60,042
GlaxoSmithKline Capital Inc (United Kingdom)
3.625% due 05/15/25	85,000	91,250
6.375% due 05/15/38	100,000	143,442
GlaxoSmithKline Capital PLC (United Kingdom)
2.850% due 05/08/22	200,000	204,379
3.125% due 05/14/21	105,000	106,818
Global Payments Inc 4.000% due 06/01/23	300,000	315,648
Hackensack Meridian Health Inc 4.500% due 07/01/57	100,000	117,675
HCA Inc
4.125% due 06/15/29	35,000	37,158
4.500% due 02/15/27	60,000	64,736
4.750% due 05/01/23	60,000	64,287
5.125% due 06/15/39	50,000	55,353
5.250% due 04/15/25	70,000	78,339
5.250% due 06/15/26	75,000	84,056
5.250% due 06/15/49	100,000	111,809
5.500% due 06/15/47	75,000	86,099
Humana Inc
3.850% due 10/01/24	100,000	106,286
4.625% due 12/01/42	100,000	112,483
IHS Markit Ltd 4.250% due 05/01/29	85,000	91,704
Ingredion Inc 3.200% due 10/01/26	100,000	101,090
Johnson & Johnson
1.650% due 03/01/21	50,000	49,983
2.050% due 03/01/23	50,000	50,305
2.450% due 12/05/21	150,000	151,691
2.450% due 03/01/26	50,000	50,818
3.400% due 01/15/38	50,000	53,581
3.500% due 01/15/48	65,000	71,075
3.550% due 03/01/36	25,000	27,339
3.625% due 03/03/37	132,000	145,662
3.700% due 03/01/46	25,000	28,212
3.750% due 03/03/47	50,000	57,059

	Principal Amount	Value
4.850% due 05/15/41	$50,000	$64,037
5.950% due 08/15/37	100,000	142,164
Kaiser Foundation Hospitals
3.150% due 05/01/27	225,000	234,971
4.150% due 05/01/47	20,000	22,833
Kellogg Co
3.400% due 11/15/27	100,000	104,472
4.300% due 05/15/28	100,000	110,702
4.500% due 04/01/46	150,000	167,225
Keurig Dr Pepper Inc
2.550% due 09/15/26	50,000	49,820
3.130% due 12/15/23	50,000	51,405
3.430% due 06/15/27	35,000	36,461
4.420% due 12/15/46	250,000	269,119
4.985% due 05/25/38	175,000	206,810
Kimberly-Clark Corp
3.050% due 08/15/25	50,000	52,782
3.950% due 11/01/28	10,000	11,107
6.625% due 08/01/37	100,000	147,123
Kraft Heinz Foods Co
3.000% due 06/01/26	80,000	80,003
3.375% due 06/15/21	25,000	25,446
3.750% due 04/01/30 ~	40,000	41,192
4.375% due 06/01/46	115,000	113,235
4.625% due 01/30/29	100,000	109,965
4.625% due 10/01/39 ~	40,000	41,657
4.875% due 10/01/49 ~	80,000	84,322
6.500% due 02/09/40	175,000	212,336
Laboratory Corp of America Holdings
3.600% due 09/01/27	100,000	105,607
4.700% due 02/01/45	50,000	56,225
Massachusetts Institute of Technology 5.600% due 07/01/11	100,000	154,079
McCormick & Co Inc 3.400% due 08/15/27	50,000	52,131
McKesson Corp 3.796% due 03/15/24	300,000	315,696
Mead Johnson Nutrition Co (United Kingdom) 4.600% due 06/01/44	200,000	239,253
Medtronic Inc
2.750% due 04/01/23	50,000	51,166
3.500% due 03/15/25	170,000	182,170
4.625% due 03/15/45	65,000	81,736
Merck & Co Inc
2.400% due 09/15/22	100,000	101,601
3.400% due 03/07/29	200,000	216,554
3.600% due 09/15/42	300,000	322,273
4.150% due 05/18/43	100,000	119,195
Molson Coors Brewing Co
2.100% due 07/15/21	35,000	35,031
4.200% due 07/15/46	40,000	39,876
5.000% due 05/01/42	100,000	109,265
Mondelez International Inc
3.625% due 02/13/26	100,000	106,740
4.125% due 05/07/28	100,000	110,562
Moody’s Corp
2.750% due 12/15/21	50,000	50,774
3.250% due 06/07/21	75,000	76,386
4.875% due 02/15/24	50,000	54,978
4.875% due 12/17/48	50,000	61,579
Mount Sinai Hospitals Group Inc 3.981% due 07/01/48	50,000	50,659
Mylan NV
3.150% due 06/15/21	100,000	101,317
3.950% due 06/15/26	100,000	104,236
Northwell Healthcare Inc 3.809% due 11/01/49	100,000	100,609
Northwestern University 3.662% due 12/01/57	25,000	27,593

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-15

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Novartis Capital Corp (Switzerland)
2.400% due 05/17/22	$50,000	$50,707
2.400% due 09/21/22	75,000	76,194
3.000% due 11/20/25	100,000	105,093
3.100% due 05/17/27	30,000	31,758
3.400% due 05/06/24	150,000	158,824
4.000% due 11/20/45	100,000	115,959
NYU Langone Hospitals 4.368% due 07/01/47	25,000	28,214
PepsiCo Inc
2.000% due 04/15/21	100,000	100,288
2.250% due 05/02/22	50,000	50,523
2.375% due 10/06/26	55,000	55,877
2.750% due 03/01/23	100,000	102,781
2.750% due 04/30/25	100,000	103,592
2.875% due 10/15/49	250,000	241,626
3.100% due 07/17/22	50,000	51,585
3.450% due 10/06/46	60,000	63,591
3.500% due 07/17/25	50,000	53,700
3.600% due 03/01/24	71,000	75,591
4.000% due 05/02/47	35,000	40,419
4.600% due 07/17/45	35,000	43,355
Pfizer Inc
2.200% due 12/15/21	50,000	50,473
3.000% due 09/15/21	40,000	40,835
3.000% due 12/15/26	100,000	105,093
3.200% due 09/15/23	50,000	52,151
3.400% due 05/15/24	150,000	158,673
3.600% due 09/15/28	100,000	109,660
3.900% due 03/15/39	25,000	28,212
4.100% due 09/15/38	50,000	57,198
4.125% due 12/15/46	265,000	307,603
4.200% due 09/15/48	35,000	40,993
Philip Morris International Inc
2.125% due 05/10/23	25,000	25,075
2.625% due 02/18/22	25,000	25,310
3.250% due 11/10/24	125,000	131,235
3.375% due 08/11/25	50,000	52,581
4.250% due 11/10/44	30,000	33,125
4.500% due 03/20/42	200,000	226,894
6.375% due 05/16/38	100,000	138,134
President & Fellows of Harvard College 4.875% due 10/15/40	100,000	129,187
Princeton University 5.700% due 03/01/39	50,000	69,323
Providence St Joseph Health Obligated Group 3.930% due 10/01/48	35,000	37,840
Quest Diagnostics Inc 2.950% due 06/30/30	55,000	55,162
RELX Capital Inc (United Kingdom)
3.500% due 03/16/23	60,000	62,387
4.000% due 03/18/29	100,000	108,561
Reynolds American Inc (United Kingdom) 6.150% due 09/15/43	300,000	352,133
RWJ Barnabas Health Inc 3.477% due 07/01/49	25,000	24,691
S&P Global Inc
4.000% due 06/15/25	50,000	54,375
4.400% due 02/15/26	100,000	110,884
Sanofi (France) 3.375% due 06/19/23	100,000	104,815
Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/21	250,000	251,421
3.200% due 09/23/26	250,000	257,584
SSM Health Care Corp 3.688% due 06/01/23	50,000	52,166
Stryker Corp 4.100% due 04/01/43	100,000	108,945

	Principal Amount	Value
Sysco Corp
2.500% due 07/15/21	$35,000	$35,296
2.600% due 06/12/22	100,000	101,374
3.250% due 07/15/27	50,000	52,389
3.550% due 03/15/25	50,000	53,227
3.750% due 10/01/25	25,000	26,885
4.450% due 03/15/48	50,000	56,855
4.500% due 04/01/46	25,000	28,532
4.850% due 10/01/45	15,000	18,001
Takeda Pharmaceutical Co Ltd (Japan)
4.400% due 11/26/23	100,000	107,376
5.000% due 11/26/28	100,000	116,448
The Clorox Co 3.800% due 11/15/21	100,000	103,342
The Coca-Cola Co
2.125% due 09/06/29	100,000	97,463
2.500% due 04/01/23	200,000	204,152
2.550% due 06/01/26	100,000	102,197
2.875% due 10/27/25	50,000	52,120
3.300% due 09/01/21	100,000	102,482
The Estee Lauder Cos Inc
1.700% due 05/10/21	30,000	29,964
2.000% due 12/01/24	10,000	10,037
2.375% due 12/01/29	10,000	9,994
3.125% due 12/01/49	15,000	15,000
3.150% due 03/15/27	50,000	52,966
4.150% due 03/15/47	30,000	34,907
The George Washington University 4.300% due 09/15/44	50,000	58,086
The Hershey Co
2.300% due 08/15/26	50,000	50,493
3.375% due 05/15/23	50,000	52,443
The Kroger Co
2.600% due 02/01/21	50,000	50,311
2.800% due 08/01/22	100,000	101,931
3.500% due 02/01/26	50,000	52,707
4.650% due 01/15/48	100,000	109,417
5.150% due 08/01/43	25,000	28,668
The Leland Stanford Junior University 3.647% due 05/01/48	125,000	139,634
The New York and Presbyterian Hospital 3.954% due 08/01/19	35,000	35,295
The Procter & Gamble Co
2.300% due 02/06/22	100,000	101,348
2.450% due 11/03/26	300,000	308,886
The Toledo Hospital
5.750% due 11/15/38	50,000	57,142
6.015% due 11/15/48	50,000	56,601
Thermo Fisher Scientific Inc
2.950% due 09/19/26	30,000	30,844
3.000% due 04/15/23	70,000	71,970
3.650% due 12/15/25	100,000	106,884
4.150% due 02/01/24	100,000	107,146
5.300% due 02/01/44	100,000	127,886
Tyson Foods Inc
2.250% due 08/23/21	15,000	15,043
4.000% due 03/01/26	15,000	16,260
4.350% due 03/01/29	20,000	22,661
4.500% due 06/15/22	300,000	315,842
5.100% due 09/28/48	10,000	12,572
Unilever Capital Corp (United Kingdom)
2.200% due 05/05/22	100,000	100,714
5.900% due 11/15/32	50,000	68,067
UnitedHealth Group Inc
2.375% due 08/15/24	70,000	70,911
2.875% due 08/15/29	75,000	77,178
3.150% due 06/15/21	50,000	50,924
3.500% due 06/15/23	50,000	52,382
3.500% due 02/15/24	20,000	21,111
3.500% due 08/15/39	60,000	62,978

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-16

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
3.700% due 12/15/25	$20,000	$21,640
3.700% due 08/15/49	65,000	69,818
3.750% due 07/15/25	75,000	80,996
3.850% due 06/15/28	100,000	110,287
3.875% due 12/15/28	25,000	27,665
3.875% due 08/15/59	100,000	107,919
4.250% due 06/15/48	50,000	58,020
4.450% due 12/15/48	25,000	29,849
4.625% due 11/15/41	300,000	357,517
4.750% due 07/15/45	50,000	61,471
6.875% due 02/15/38	250,000	370,241
University of Notre Dame du Lac 3.394% due 02/15/48	50,000	53,366
University of Southern California 3.028% due 10/01/39	50,000	50,230
Verisk Analytics Inc 4.125% due 09/12/22	100,000	104,998
Wyeth LLC
5.950% due 04/01/37	50,000	68,501
6.500% due 02/01/34	100,000	140,846
Zimmer Biomet Holdings Inc
3.375% due 11/30/21	100,000	102,083
3.550% due 04/01/25	170,000	179,224
Zoetis Inc 3.250% due 02/01/23	300,000	308,849

		41,338,907

Energy - 2.5%

Apache Corp
4.375% due 10/15/28	100,000	104,486
4.750% due 04/15/43	50,000	48,279
5.100% due 09/01/40	100,000	101,758
5.250% due 02/01/42	25,000	26,043
5.350% due 07/01/49	100,000	104,648
Baker Hughes a GE Co LLC
2.773% due 12/15/22	50,000	51,003
3.337% due 12/15/27	100,000	104,354
4.080% due 12/15/47	50,000	51,204
5.125% due 09/15/40	50,000	58,871
Boardwalk Pipelines LP 4.950% due 12/15/24	100,000	108,206
BP Capital Markets America Inc
2.112% due 09/16/21	200,000	200,961
2.750% due 05/10/23	250,000	255,766
3.119% due 05/04/26	25,000	26,117
3.224% due 04/14/24	100,000	104,386
3.588% due 04/14/27	100,000	107,035
3.790% due 02/06/24	55,000	58,525
4.234% due 11/06/28	100,000	113,049
Burlington Resources LLC 7.400% due 12/01/31	100,000	143,841
Canadian Natural Resources Ltd (Canada)
2.950% due 01/15/23	50,000	51,008
3.800% due 04/15/24	43,000	45,456
3.850% due 06/01/27	50,000	53,326
4.950% due 06/01/47	25,000	30,353
6.750% due 02/01/39	90,000	121,906
Cenovus Energy Inc (Canada)
3.000% due 08/15/22	45,000	45,621
4.250% due 04/15/27	100,000	105,919
5.250% due 06/15/37	35,000	38,772
5.400% due 06/15/47	50,000	58,345
Cheniere Corpus Christi Holdings LLC 3.700% due 11/15/29 ~	60,000	61,259
Chevron Corp
2.100% due 05/16/21	100,000	100,480
2.566% due 05/16/23	100,000	102,085
2.954% due 05/16/26	100,000	104,523
3.191% due 06/24/23	200,000	208,517
3.326% due 11/17/25	50,000	53,406

	Principal Amount	Value
Cimarex Energy Co 3.900% due 05/15/27	$155,000	$160,338
CNOOC Finance Ltd (China) 3.000% due 05/09/23	200,000	203,541
Concho Resources Inc
4.300% due 08/15/28	150,000	163,483
4.375% due 01/15/25	50,000	51,646
4.850% due 08/15/48	50,000	58,287
ConocoPhillips 6.500% due 02/01/39	250,000	363,988
ConocoPhillips Co 4.950% due 03/15/26	50,000	57,526
ConocoPhillips Holding Co 6.950% due 04/15/29	100,000	135,911
Continental Resources Inc
3.800% due 06/01/24	55,000	56,895
4.375% due 01/15/28	55,000	58,514
4.500% due 04/15/23	80,000	83,598
4.900% due 06/01/44	35,000	37,153
5.000% due 09/15/22	58,000	58,423
Devon Energy Corp
5.000% due 06/15/45	105,000	121,701
5.850% due 12/15/25	50,000	59,272
Diamondback Energy Inc
2.875% due 12/01/24	65,000	65,742
3.500% due 12/01/29	100,000	101,945
Ecopetrol SA (Colombia)
5.375% due 06/26/26	85,000	95,443
5.875% due 09/18/23	50,000	55,469
5.875% due 05/28/45	200,000	236,437
Enable Midstream Partners LP 4.400% due 03/15/27	200,000	199,701
Enbridge Energy Partners LP 7.500% due 04/15/38	50,000	71,684
Enbridge Inc (Canada)
2.500% due 01/15/25	50,000	50,353
2.900% due 07/15/22	100,000	101,882
3.700% due 07/15/27	100,000	105,888
4.500% due 06/10/44	150,000	165,687
Encana Corp (Canada) 3.900% due 11/15/21	200,000	204,777
Energy Transfer Operating LP
4.050% due 03/15/25	100,000	105,103
4.200% due 04/15/27	100,000	104,701
4.900% due 02/01/24	100,000	107,298
5.250% due 04/15/29	25,000	28,079
5.300% due 04/15/47	100,000	106,639
5.950% due 10/01/43	100,000	111,596
6.125% due 12/15/45	200,000	231,696
6.500% due 02/01/42	100,000	118,880
Enterprise Products Operating LLC
3.125% due 07/31/29	100,000	102,817
3.500% due 02/01/22	25,000	25,781
4.150% due 10/16/28	50,000	55,226
4.200% due 01/31/50	65,000	69,830
4.250% due 02/15/48	25,000	26,822
4.450% due 02/15/43	300,000	329,889
4.800% due 02/01/49	50,000	58,642
5.375% due 02/15/78	50,000	49,766
6.125% due 10/15/39	115,000	150,342
6.875% due 03/01/33	150,000	204,182
EOG Resources Inc 3.150% due 04/01/25	150,000	157,471
EQM Midstream Partners LP 4.125% due 12/01/26	35,000	33,008
EQT Corp 3.000% due 10/01/22	200,000	196,522
Equinor ASA (Norway)
2.450% due 01/17/23	100,000	101,573
3.950% due 05/15/43	300,000	334,461

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-17

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Exxon Mobil Corp
1.902% due 08/16/22	$20,000	$20,119
2.019% due 08/16/24	50,000	50,158
2.222% due 03/01/21	40,000	40,258
2.440% due 08/16/29	50,000	50,326
2.995% due 08/16/39	50,000	50,108
3.043% due 03/01/26	150,000	157,341
3.095% due 08/16/49	150,000	149,653
3.176% due 03/15/24	200,000	209,500
4.114% due 03/01/46	65,000	76,251
Halliburton Co
3.250% due 11/15/21	100,000	102,025
3.800% due 11/15/25	245,000	261,494
4.850% due 11/15/35	50,000	56,540
5.000% due 11/15/45	42,000	47,948
7.450% due 09/15/39	25,000	36,069
Hess Corp
4.300% due 04/01/27	50,000	53,362
5.600% due 02/15/41	50,000	58,523
5.800% due 04/01/47	50,000	61,157
7.125% due 03/15/33	50,000	63,185
Husky Energy Inc (Canada) 3.950% due 04/15/22	100,000	103,433
Kinder Morgan Energy Partners LP
3.950% due 09/01/22	100,000	104,210
4.150% due 02/01/24	100,000	106,137
6.950% due 01/15/38	200,000	264,756
Kinder Morgan Inc 5.300% due 12/01/34	70,000	82,431
Magellan Midstream Partners LP
4.200% due 10/03/47	50,000	53,288
4.250% due 09/15/46	70,000	74,609
5.000% due 03/01/26	50,000	56,448
Marathon Oil Corp
2.800% due 11/01/22	100,000	101,664
3.850% due 06/01/25	50,000	52,943
4.400% due 07/15/27	100,000	108,725
5.200% due 06/01/45	50,000	58,103
Marathon Petroleum Corp
3.800% due 04/01/28	30,000	31,568
4.500% due 04/01/48	25,000	26,564
4.750% due 12/15/23	150,000	162,995
5.125% due 12/15/26	50,000	56,628
6.500% due 03/01/41	100,000	129,784
MPLX LP
3.375% due 03/15/23	25,000	25,674
4.250% due 12/01/27 ~	250,000	263,352
4.500% due 04/15/38	30,000	30,507
4.700% due 04/15/48	45,000	45,796
4.875% due 12/01/24	250,000	271,721
4.900% due 04/15/58	15,000	15,274
National Oilwell Varco Inc
2.600% due 12/01/22	29,000	29,279
3.950% due 12/01/42	100,000	93,117
Nexen Inc (China) 7.500% due 07/30/39	300,000	469,144
Noble Energy Inc
3.850% due 01/15/28	50,000	52,816
5.050% due 11/15/44	150,000	167,259
Occidental Petroleum Corp
2.700% due 08/15/22	45,000	45,474
2.900% due 08/15/24	60,000	60,991
3.500% due 08/15/29	45,000	45,911
4.100% due 02/01/21	100,000	101,745
4.100% due 02/15/47	50,000	48,538
4.300% due 08/15/39	20,000	20,377
4.400% due 08/15/49	15,000	15,466
6.200% due 03/15/40	100,000	120,076
6.450% due 09/15/36	150,000	184,192
6.600% due 03/15/46	200,000	257,411

	Principal Amount	Value
ONEOK Inc
4.000% due 07/13/27	$130,000	$138,408
4.350% due 03/15/29	100,000	108,264
4.550% due 07/15/28	50,000	54,980
4.950% due 07/13/47	50,000	55,061
5.200% due 07/15/48	25,000	28,332
ONEOK Partners LP 3.375% due 10/01/22	100,000	102,900
Patterson-UTI Energy Inc 5.150% due 11/15/29	50,000	51,256
Petroleos Mexicanos (Mexico)
4.250% due 01/15/25	200,000	203,883
4.500% due 01/23/26	250,000	249,662
5.350% due 02/12/28	55,000	54,882
5.625% due 01/23/46	150,000	134,300
6.350% due 02/12/48	30,000	29,053
6.500% due 03/13/27	300,000	319,370
6.500% due 01/23/29	75,000	79,114
6.500% due 06/02/41	400,000	398,574
6.625% due 06/15/35	200,000	205,587
6.875% due 08/04/26	100,000	110,090
Phillips 66
4.300% due 04/01/22	100,000	104,961
4.650% due 11/15/34	200,000	234,954
Phillips 66 Partners LP
2.450% due 12/15/24	50,000	50,052
3.550% due 10/01/26	50,000	52,369
4.900% due 10/01/46	25,000	28,370
Pioneer Natural Resources Co
3.950% due 07/15/22	100,000	103,923
4.450% due 01/15/26	50,000	54,726
Plains All American Pipeline LP
4.500% due 12/15/26	150,000	159,732
4.650% due 10/15/25	100,000	107,119
4.700% due 06/15/44	50,000	48,573
5.000% due 02/01/21	50,000	51,155
Sabine Pass Liquefaction LLC
5.625% due 03/01/25	165,000	185,778
5.750% due 05/15/24	165,000	184,051
Schlumberger Investment SA 3.650% due 12/01/23	42,000	44,435
Shell International Finance BV (Netherlands)
1.750% due 09/12/21	50,000	49,965
1.875% due 05/10/21	100,000	100,097
2.375% due 08/21/22	100,000	101,337
2.500% due 09/12/26	50,000	50,698
2.875% due 05/10/26	100,000	103,604
3.125% due 11/07/49	100,000	98,707
3.250% due 05/11/25	100,000	105,824
3.625% due 08/21/42	100,000	107,060
3.750% due 09/12/46	50,000	54,893
4.000% due 05/10/46	100,000	113,952
4.125% due 05/11/35	263,000	307,557
Southern Natural Gas Co LLC 4.400% due 06/15/21	100,000	102,700
Spectra Energy Partners LP 3.375% due 10/15/26	20,000	20,704
Suncor Energy Inc (Canada)
6.800% due 05/15/38	200,000	284,664
4.000% due 11/15/47	70,000	76,289
Sunoco Logistics Partners Operations LP
3.450% due 01/15/23	100,000	101,706
3.900% due 07/15/26	100,000	103,857
TC PipeLines LP 3.900% due 05/25/27	20,000	20,924
The Williams Cos Inc
3.600% due 03/15/22	100,000	102,814
3.700% due 01/15/23	25,000	25,894
3.750% due 06/15/27	50,000	52,137

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-18

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
4.550% due 06/24/24	$85,000	$91,751
5.100% due 09/15/45	100,000	111,367
5.750% due 06/24/44	35,000	41,432
6.300% due 04/15/40	20,000	24,798
Total Capital International SA (France)
2.218% due 07/12/21	30,000	30,174
2.434% due 01/10/25	50,000	50,622
2.829% due 01/10/30	50,000	51,386
3.461% due 07/12/49	50,000	52,571
3.700% due 01/15/24	200,000	212,637
Total Capital SA (France)
3.883% due 10/11/28	25,000	27,985
4.125% due 01/28/21	100,000	102,459
TransCanada PipeLines Ltd (Canada)
2.500% due 08/01/22	100,000	101,052
3.750% due 10/16/23	100,000	105,547
4.250% due 05/15/28	50,000	55,515
5.100% due 03/15/49	50,000	60,928
7.250% due 08/15/38	300,000	433,659
7.625% due 01/15/39	50,000	74,969
Transcontinental Gas Pipe Line Co LLC
4.000% due 03/15/28	50,000	53,178
4.450% due 08/01/42	150,000	157,917
Valero Energy Corp
3.400% due 09/15/26	100,000	104,796
6.625% due 06/15/37	150,000	198,651
Valero Energy Partners LP 4.375% due 12/15/26	65,000	70,809
Western Midstream Operating LP 5.375% due 06/01/21	200,000	206,343

		22,607,382

Financial - 9.6%

AerCap Ireland Capital DAC (Ireland)
3.875% due 01/23/28	150,000	155,744
3.950% due 02/01/22	175,000	180,806
4.500% due 05/15/21	150,000	154,827
Affiliated Managers Group Inc 3.500% due 08/01/25	50,000	52,254
Aflac Inc
3.625% due 06/15/23	200,000	210,468
4.000% due 02/15/22	100,000	104,356
African Development Bank (Multi-National)
1.625% due 09/16/22	85,000	84,869
2.625% due 03/22/21	200,000	202,277
3.000% due 12/06/21	120,000	122,958
Air Lease Corp
2.625% due 07/01/22	50,000	50,570
2.750% due 01/15/23	100,000	101,318
3.250% due 03/01/25	100,000	102,934
3.875% due 07/03/23	150,000	158,043
Aircastle Ltd
4.125% due 05/01/24	30,000	31,516
5.000% due 04/01/23	30,000	32,086
5.125% due 03/15/21	30,000	30,994
5.500% due 02/15/22	30,000	31,912
Alexandria Real Estate Equities Inc REIT
2.750% due 12/15/29	50,000	49,390
3.375% due 08/15/31	60,000	62,619
3.950% due 01/15/27	25,000	26,914
4.000% due 02/01/50	100,000	109,512
4.500% due 07/30/29	20,000	22,540
Alleghany Corp 4.950% due 06/27/22	100,000	106,428
American Campus Communities Operating Partnership LP REIT 4.125% due 07/01/24	100,000	106,635
American Express Co
2.500% due 08/01/22	400,000	404,709
2.500% due 07/30/24	35,000	35,403

	Principal Amount	Value
2.650% due 12/02/22	$150,000	$152,896
3.000% due 10/30/24	50,000	51,681
3.375% due 05/17/21	100,000	101,914
3.700% due 08/03/23	100,000	105,130
4.050% due 12/03/42	125,000	147,112
American Express Credit Corp 3.300% due 05/03/27	65,000	69,027
American Financial Group Inc 4.500% due 06/15/47	50,000	54,038
American International Group Inc
3.750% due 07/10/25	35,000	37,453
3.875% due 01/15/35	100,000	106,132
4.200% due 04/01/28	100,000	110,029
4.375% due 01/15/55	100,000	109,617
4.500% due 07/16/44	100,000	115,197
4.700% due 07/10/35	50,000	57,926
4.800% due 07/10/45	50,000	59,929
American Tower Corp REIT
2.950% due 01/15/25	100,000	102,284
3.375% due 10/15/26	100,000	103,953
3.600% due 01/15/28	100,000	105,047
4.700% due 03/15/22	200,000	210,812
Ameriprise Financial Inc 4.000% due 10/15/23	100,000	107,173
Aon Corp 4.500% due 12/15/28	200,000	225,488
Arch Capital Group US Inc 5.144% due 11/01/43	200,000	247,806
Ares Capital Corp
3.500% due 02/10/23	50,000	50,752
3.625% due 01/19/22	50,000	50,882
Asian Development Bank (Multi-National)
1.500% due 10/18/24	150,000	148,198
1.750% due 06/08/21	100,000	100,077
1.750% due 08/14/26	250,000	246,981
2.000% due 02/16/22	400,000	402,673
2.000% due 01/22/25	300,000	302,591
2.250% due 01/20/21	130,000	130,777
2.625% due 01/12/27	200,000	209,405
2.750% due 01/19/28	100,000	106,038
3.125% due 09/26/28	200,000	218,254
Assurant Inc 4.900% due 03/27/28	100,000	109,594
Australia & New Zealand Banking Group Ltd (Australia) 2.625% due 05/19/22	250,000	253,896
AvalonBay Communities Inc REIT
2.950% due 09/15/22	35,000	35,841
3.350% due 05/15/27	25,000	26,336
4.150% due 07/01/47	50,000	56,919
4.350% due 04/15/48	150,000	176,417
AXA SA (France) 8.600% due 12/15/30	75,000	109,031
Banco Santander SA (Spain)
2.706% due 06/27/24	200,000	202,799
3.500% due 04/11/22	300,000	308,160
Bank of America Corp
2.456% due 10/22/25	50,000	50,321
2.503% due 10/21/22	150,000	151,501
2.625% due 04/19/21	150,000	151,439
2.738% due 01/23/22	100,000	100,762
2.816% due 07/21/23	200,000	203,310
2.884% due 10/22/30	50,000	50,425
3.004% due 12/20/23	200,000	204,918
3.194% due 07/23/30	300,000	310,303
3.248% due 10/21/27	150,000	156,318
3.366% due 01/23/26	100,000	104,618
3.419% due 12/20/28	169,000	177,371
3.458% due 03/15/25	150,000	156,665
3.500% due 04/19/26	150,000	159,498

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-19

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
3.550% due 03/05/24	$100,000	$103,833
3.593% due 07/21/28	100,000	105,968
3.824% due 01/20/28	300,000	322,886
3.875% due 08/01/25	100,000	107,466
3.946% due 01/23/49	100,000	113,090
3.950% due 04/21/25	200,000	213,402
3.970% due 03/05/29	100,000	108,926
4.078% due 04/23/40	200,000	226,681
4.183% due 11/25/27	100,000	108,398
4.200% due 08/26/24	285,000	306,103
4.450% due 03/03/26	85,000	93,352
4.750% due 04/21/45	85,000	105,064
6.110% due 01/29/37	250,000	337,696
7.750% due 05/14/38	200,000	314,993
Bank of America NA 3.335% due 01/25/23	250,000	257,014
Bank of Montreal (Canada)
1.900% due 08/27/21	100,000	100,189
2.050% due 11/01/22	60,000	60,237
2.350% due 09/11/22	150,000	152,009
3.300% due 02/05/24	100,000	104,221
Barclays Bank PLC (United Kingdom) 2.650% due 01/11/21	200,000	201,320
Barclays PLC (United Kingdom)
4.337% due 01/10/28	300,000	321,835
4.375% due 01/12/26	200,000	216,668
4.610% due 02/15/23	190,000	198,463
BBVA USA 3.500% due 06/11/21	250,000	254,340
Berkshire Hathaway Finance Corp
4.300% due 05/15/43	200,000	230,970
5.750% due 01/15/40	25,000	34,281
Berkshire Hathaway Inc
2.200% due 03/15/21	35,000	35,137
3.000% due 02/11/23	50,000	51,650
3.125% due 03/15/26	335,000	353,020
3.400% due 01/31/22	100,000	103,575
BlackRock Inc
3.200% due 03/15/27	56,000	59,192
3.250% due 04/30/29	60,000	64,382
BNP Paribas SA (France) 5.000% due 01/15/21	200,000	206,355
Boston Properties LP REIT 3.400% due 06/21/29	250,000	261,176
Brandywine Operating Partnership LP REIT 4.550% due 10/01/29	50,000	54,382
Brighthouse Financial Inc
3.700% due 06/22/27	100,000	99,742
4.700% due 06/22/47	50,000	46,353
Brixmor Operating Partnership LP REIT
3.250% due 09/15/23	100,000	102,931
4.125% due 06/15/26	50,000	53,261
Brookfield Finance Inc (Canada)
4.000% due 04/01/24	50,000	53,619
4.700% due 09/20/47	50,000	57,424
4.850% due 03/29/29	100,000	114,454
Brown & Brown Inc 4.500% due 03/15/29	50,000	55,007
Camden Property Trust REIT
3.150% due 07/01/29	30,000	31,242
4.100% due 10/15/28	20,000	22,357
Canadian Imperial Bank of Commerce (Canada)
2.606% due 07/22/23	50,000	50,552
2.700% due 02/02/21	85,000	85,792
3.100% due 04/02/24	150,000	155,135
Capital One Financial Corp
3.200% due 02/05/25	200,000	207,128
3.300% due 10/30/24	100,000	104,121
3.750% due 07/28/26	250,000	263,344

	Principal Amount	Value
3.750% due 03/09/27	$50,000	$53,321
3.800% due 01/31/28	200,000	214,971
CBRE Services Inc 4.875% due 03/01/26	100,000	111,462
CC Holdings GS V LLC REIT 3.849% due 04/15/23	100,000	104,834
Chubb INA Holdings Inc
2.700% due 03/13/23	25,000	25,533
3.150% due 03/15/25	100,000	105,208
4.150% due 03/13/43	25,000	28,980
Citibank NA
2.850% due 02/12/21	250,000	252,473
3.165% due 02/19/22	250,000	253,255
Citigroup Inc
2.312% due 11/04/22	50,000	50,159
2.350% due 08/02/21	150,000	150,926
2.700% due 03/30/21	50,000	50,476
2.700% due 10/27/22	100,000	101,644
2.876% due 07/24/23	200,000	203,561
2.976% due 11/05/30	100,000	101,531
3.142% due 01/24/23	375,000	382,788
3.400% due 05/01/26	100,000	105,031
3.520% due 10/27/28	100,000	105,244
3.668% due 07/24/28	100,000	106,566
3.750% due 06/16/24	100,000	106,243
3.875% due 03/26/25	100,000	105,760
3.878% due 01/24/39	100,000	109,920
3.887% due 01/10/28	100,000	107,722
4.000% due 08/05/24	50,000	53,541
4.125% due 07/25/28	100,000	109,092
4.300% due 11/20/26	100,000	108,855
4.500% due 01/14/22	60,000	62,913
4.750% due 05/18/46	50,000	60,004
5.300% due 05/06/44	400,000	510,559
6.125% due 08/25/36	100,000	130,534
8.125% due 07/15/39	200,000	334,691
Citizens Financial Group Inc 2.375% due 07/28/21	300,000	301,474
CME Group Inc
3.000% due 09/15/22	50,000	51,464
3.000% due 03/15/25	50,000	51,932
3.750% due 06/15/28	100,000	110,436
4.150% due 06/15/48	50,000	59,364
CNA Financial Corp
3.450% due 08/15/27	100,000	104,185
4.500% due 03/01/26	50,000	55,127
Comerica Bank 4.000% due 07/27/25	250,000	268,005
Cooperatieve Rabobank UA (Netherlands)
3.375% due 05/21/25	250,000	264,996
3.950% due 11/09/22	250,000	261,408
5.250% due 05/24/41	200,000	273,097
Corp Andina de Fomento (Multi-National) 2.750% due 01/06/23	400,000	404,626
Corporate Office Properties LP REIT 3.700% due 06/15/21	50,000	50,828
Council Of Europe Development Bank (Multi-National)
1.625% due 03/16/21	200,000	199,731
2.625% due 02/13/23	60,000	61,607
Credit Suisse AG (Switzerland) 2.100% due 11/12/21	250,000	251,177
Credit Suisse Group Funding Guernsey Ltd (Switzerland)
3.750% due 03/26/25	250,000	264,547
3.800% due 09/15/22	250,000	260,235
Crown Castle International Corp REIT
2.250% due 09/01/21	55,000	55,159
3.150% due 07/15/23	30,000	30,959
3.200% due 09/01/24	35,000	36,203

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-20

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
3.400% due 02/15/21	$30,000	$30,410
3.650% due 09/01/27	35,000	37,028
3.700% due 06/15/26	35,000	36,992
3.800% due 02/15/28	50,000	53,278
4.000% due 03/01/27	40,000	43,180
4.300% due 02/15/29	60,000	66,466
4.450% due 02/15/26	35,000	38,338
4.750% due 05/15/47	25,000	28,673
CubeSmart LP REIT 3.125% due 09/01/26	50,000	50,858
CyrusOne LP REIT 3.450% due 11/15/29	60,000	60,275
Deutsche Bank AG (Germany)
3.150% due 01/22/21	100,000	100,461
3.700% due 05/30/24	285,000	289,220
4.250% due 02/04/21	150,000	152,407
Digital Realty Trust LP REIT
3.700% due 08/15/27	50,000	52,970
4.450% due 07/15/28	100,000	110,696
Discover Bank
3.350% due 02/06/23	250,000	258,043
3.450% due 07/27/26	250,000	259,611
Duke Realty LP REIT
2.875% due 11/15/29	40,000	40,102
3.375% due 12/15/27	60,000	62,734
E*TRADE Financial Corp
3.800% due 08/24/27	15,000	15,595
4.500% due 06/20/28	50,000	54,382
Enstar Group Ltd (Bermuda) 4.950% due 06/01/29	25,000	26,802
EPR Properties REIT 4.750% due 12/15/26	100,000	109,280
Equinix Inc REIT
2.625% due 11/18/24	65,000	65,256
5.375% due 05/15/27	50,000	54,394
5.875% due 01/15/26	65,000	69,102
ERP Operating LP REIT
2.850% due 11/01/26	70,000	71,827
3.500% due 03/01/28	100,000	106,675
4.500% due 06/01/45	75,000	89,279
4.625% due 12/15/21	60,000	62,688
Essex Portfolio LP REIT
3.375% due 04/15/26	50,000	51,971
3.875% due 05/01/24	50,000	52,853
4.000% due 03/01/29	25,000	27,153
European Bank for Reconstruction & Development (Multi-National)
1.875% due 02/23/22	200,000	200,890
2.125% due 03/07/22	200,000	201,955
European Investment Bank (Multi-National)
1.375% due 09/15/21	150,000	149,298
1.625% due 10/09/29	195,000	188,206
2.250% due 03/15/22	200,000	202,453
2.250% due 06/24/24	250,000	254,922
2.375% due 05/13/21	300,000	302,906
2.375% due 06/15/22	400,000	406,915
2.625% due 05/20/22	500,000	511,090
2.625% due 03/15/24	335,000	346,886
2.875% due 08/15/23	450,000	468,051
3.125% due 12/14/23	200,000	210,564
Federal Realty Investment Trust REIT 4.500% due 12/01/44	50,000	57,638
Fidelity National Financial Inc 4.500% due 08/15/28	50,000	54,168
Fifth Third Bancorp 8.250% due 03/01/38	25,000	38,163
Fifth Third Bank 2.875% due 10/01/21	300,000	304,539
Franklin Resources Inc 2.800% due 09/15/22	25,000	25,543

	Principal Amount	Value
FS KKR Capital Corp 4.125% due 02/01/25	$50,000	$50,693
GE Capital International Funding Co Unlimited Co 4.418% due 11/15/35	413,000	440,487
Globe Life Inc 4.550% due 09/15/28	50,000	55,558
GLP Capital LP REIT
5.250% due 06/01/25	25,000	27,502
5.375% due 11/01/23	25,000	27,264
5.375% due 04/15/26	50,000	55,362
5.750% due 06/01/28	25,000	28,443
Healthcare Trust of America Holdings LP REIT 3.100% due 02/15/30	50,000	49,645
Healthpeak Properties Inc REIT
3.400% due 02/01/25	100,000	104,410
3.000% due 01/15/30	100,000	100,371
4.250% due 11/15/23	44,000	46,950
Highwoods Realty LP REIT
4.125% due 03/15/28	20,000	21,410
4.200% due 04/15/29	50,000	53,760
Host Hotels & Resorts LP REIT
3.375% due 12/15/29	25,000	25,254
3.750% due 10/15/23	100,000	104,610
HSBC Holdings PLC (United Kingdom)
2.633% due 11/07/25	200,000	200,745
3.803% due 03/11/25	200,000	209,915
3.900% due 05/25/26	200,000	213,298
3.973% due 05/22/30	290,000	312,533
4.000% due 03/30/22	100,000	104,206
4.250% due 08/18/25	200,000	213,874
4.375% due 11/23/26	200,000	216,658
4.875% due 01/14/22	100,000	105,578
6.500% due 09/15/37	300,000	413,114
6.800% due 06/01/38	150,000	213,564
HSBC USA Inc 3.500% due 06/23/24	250,000	263,952
Hudson Pacific Properties LP REIT 4.650% due 04/01/29	50,000	55,017
Huntington Bancshares Inc 2.625% due 08/06/24	300,000	304,337
Industrial & Commercial Bank of China Ltd (China) 2.452% due 10/20/21	250,000	250,279
ING Groep NV (Netherlands) 4.550% due 10/02/28	200,000	226,835
Inter-American Development Bank (Multi-National)
1.750% due 04/14/22	300,000	300,404
1.875% due 03/15/21	300,000	300,600
1.875% due 07/23/21	100,000	100,345
2.000% due 06/02/26	150,000	150,955
2.000% due 07/23/26	100,000	100,813
2.125% due 01/18/22	200,000	201,689
2.500% due 01/18/23	200,000	204,695
2.625% due 04/19/21	95,000	96,138
2.625% due 01/16/24	150,000	155,008
3.200% due 08/07/42	100,000	111,415
Intercontinental Exchange Inc
2.350% due 09/15/22	100,000	101,016
3.100% due 09/15/27	100,000	104,810
4.000% due 10/15/23	100,000	107,023
International Bank for Reconstruction & Development (Multi-National)
1.875% due 06/19/23	300,000	301,465
1.375% due 05/24/21	400,000	398,443
1.375% due 09/20/21	300,000	298,529
1.625% due 03/09/21	200,000	199,857
1.625% due 02/10/22	300,000	299,813

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-21

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
1.750% due 10/23/29	$100,000	$97,713
2.125% due 07/01/22	500,000	505,507
2.125% due 02/13/23	100,000	101,335
2.500% due 03/19/24	200,000	206,130
2.750% due 07/23/21	200,000	203,306
3.000% due 09/27/23	250,000	261,624
3.125% due 11/20/25	50,000	53,629
7.625% due 01/19/23	100,000	117,526
International Finance Corp (Multi-National)
1.125% due 07/20/21	150,000	148,732
1.375% due 10/16/24	90,000	88,366
2.875% due 07/31/23	130,000	135,110
Invesco Finance PLC 5.375% due 11/30/43	200,000	243,822
Jefferies Group LLC 5.125% due 01/20/23	150,000	161,993
JPMorgan Chase & Co
2.301% due 10/15/25	115,000	114,858
2.400% due 06/07/21	50,000	50,331
2.739% due 10/15/30	75,000	74,988
2.776% due 04/25/23	175,000	177,774
2.972% due 01/15/23	500,000	510,222
3.200% due 06/15/26	100,000	104,457
3.207% due 04/01/23	115,000	117,749
3.250% due 09/23/22	400,000	413,776
3.509% due 01/23/29	185,000	196,540
3.540% due 05/01/28	100,000	106,211
3.559% due 04/23/24	75,000	78,153
3.625% due 05/13/24	200,000	211,977
3.702% due 05/06/30	150,000	161,506
3.882% due 07/24/38	150,000	165,894
3.897% due 01/23/49	400,000	449,420
3.964% due 11/15/48	100,000	113,340
4.023% due 12/05/24	200,000	213,270
4.032% due 07/24/48	150,000	171,532
4.350% due 08/15/21	200,000	207,702
4.452% due 12/05/29	150,000	170,614
4.950% due 06/01/45	200,000	254,473
5.500% due 10/15/40	100,000	134,465
5.600% due 07/15/41	100,000	136,864
6.400% due 05/15/38	300,000	434,345
KeyCorp
4.100% due 04/30/28	250,000	274,058
4.150% due 10/29/25	30,000	32,876
5.100% due 03/24/21	100,000	103,792
Kilroy Realty LP REIT 3.800% due 01/15/23	100,000	103,643
Kimco Realty Corp REIT
3.125% due 06/01/23	100,000	102,468
3.700% due 10/01/49	25,000	24,324
4.125% due 12/01/46	50,000	52,830
Kreditanstalt fuer Wiederaufbau (Germany)
1.625% due 03/15/21	400,000	399,856
1.750% due 09/15/21	200,000	200,354
1.750% due 08/22/22	200,000	200,412
1.750% due 09/14/29	100,000	97,896
2.000% due 11/30/21	450,000	452,964
2.000% due 10/04/22	250,000	252,158
2.125% due 01/17/23	650,000	658,423
2.375% due 03/24/21	210,000	211,822
2.375% due 08/25/21	250,000	252,943
2.625% due 04/12/21	500,000	506,048
3.125% due 12/15/21	200,000	205,660
Landwirtschaftliche Rentenbank (Germany)
1.750% due 09/24/21	120,000	120,212
1.750% due 07/27/26	100,000	98,784
3.125% due 11/14/23	200,000	210,529
Lazard Group LLC
3.625% due 03/01/27	50,000	51,609
4.375% due 03/11/29	50,000	54,469

	Principal Amount	Value
Legg Mason Inc 4.750% due 03/15/26	$50,000	$54,727
Liberty Property LP REIT
4.375% due 02/01/29	15,000	17,067
4.400% due 02/15/24	94,000	101,617
Life Storage LP REIT 4.000% due 06/15/29	100,000	107,073
Lincoln National Corp
3.625% due 12/12/26	150,000	158,483
3.800% due 03/01/28	35,000	37,296
4.000% due 09/01/23	15,000	15,970
4.350% due 03/01/48	25,000	27,516
Lloyds Bank PLC (United Kingdom) 2.250% due 08/14/22	200,000	200,965
Lloyds Banking Group PLC (United Kingdom)
2.858% due 03/17/23	200,000	202,497
3.574% due 11/07/28	300,000	313,281
4.050% due 08/16/23	200,000	212,054
4.582% due 12/10/25	200,000	216,552
Loews Corp 2.625% due 05/15/23	150,000	152,850
Manufacturers & Traders Trust Co 2.500% due 05/18/22	250,000	252,908
Manulife Financial Corp (Canada)
4.150% due 03/04/26	50,000	55,029
5.375% due 03/04/46	50,000	66,423
Markel Corp
3.500% due 11/01/27	50,000	51,779
5.000% due 05/20/49	30,000	35,300
Marsh & McLennan Cos Inc
3.500% due 03/10/25	75,000	79,155
3.750% due 03/14/26	100,000	107,445
4.200% due 03/01/48	100,000	113,636
4.375% due 03/15/29	70,000	79,766
Mastercard Inc
2.000% due 11/21/21	50,000	50,269
2.950% due 11/21/26	50,000	52,252
2.950% due 06/01/29	50,000	52,168
3.650% due 06/01/49	50,000	55,454
3.800% due 11/21/46	50,000	56,176
3.950% due 02/26/48	15,000	17,288
MetLife Inc
5.700% due 06/15/35	100,000	134,330
5.875% due 02/06/41	200,000	272,150
6.375% due 06/15/34	100,000	142,958
Mid-America Apartments LP REIT
3.600% due 06/01/27	100,000	106,105
3.950% due 03/15/29	25,000	27,296
Mitsubishi UFJ Financial Group Inc (Japan)
2.190% due 09/13/21	200,000	200,592
2.665% due 07/25/22	100,000	101,461
2.998% due 02/22/22	100,000	101,906
3.455% due 03/02/23	50,000	51,865
3.677% due 02/22/27	100,000	106,479
3.761% due 07/26/23	150,000	158,007
3.777% due 03/02/25	50,000	53,401
3.850% due 03/01/26	200,000	214,904
3.961% due 03/02/28	50,000	54,520
4.050% due 09/11/28	150,000	165,354
Mizuho Financial Group Inc (Japan)
2.601% due 09/11/22	200,000	202,618
3.663% due 02/28/27	200,000	212,400
3.922% due 09/11/24	200,000	210,223
Morgan Stanley
2.625% due 11/17/21	120,000	121,439
2.720% due 07/22/25	65,000	65,829
2.750% due 05/19/22	85,000	86,557
3.125% due 07/27/26	70,000	72,259
3.591% due 07/22/28	100,000	106,287

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-22

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
3.625% due 01/20/27	$300,000	$319,358
3.737% due 04/24/24	90,000	94,061
3.971% due 07/22/38	265,000	294,141
4.100% due 05/22/23	600,000	633,778
4.300% due 01/27/45	100,000	117,455
4.350% due 09/08/26	90,000	98,429
4.431% due 01/23/30	95,000	107,389
4.457% due 04/22/39	150,000	176,725
4.875% due 11/01/22	100,000	107,165
5.500% due 07/28/21	250,000	263,412
5.750% due 01/25/21	200,000	207,759
7.250% due 04/01/32	100,000	142,969
National Australia Bank Ltd (Australia)
1.875% due 07/12/21	250,000	249,910
3.000% due 01/20/23	200,000	204,994
National Retail Properties Inc REIT
3.300% due 04/15/23	100,000	102,943
4.300% due 10/15/28	35,000	38,718
Nordic Investment Bank (Multi-National) 2.250% due 02/01/21	200,000	201,025
Northern Trust Corp
3.375% due 08/23/21	50,000	51,210
3.375% due 05/08/32	63,000	64,720
3.650% due 08/03/28	50,000	54,596
Oesterreichische Kontrollbank AG (Austria)
1.625% due 09/17/22	40,000	39,897
1.875% due 01/20/21	300,000	300,486
Office Properties Income Trust REIT
4.000% due 07/15/22	100,000	102,352
4.250% due 05/15/24	50,000	51,963
Omega Healthcare Investors Inc REIT
4.500% due 01/15/25	25,000	26,670
4.750% due 01/15/28	50,000	54,441
4.950% due 04/01/24	100,000	109,435
ORIX Corp (Japan)
2.900% due 07/18/22	30,000	30,579
3.700% due 07/18/27	50,000	53,074
4.050% due 01/16/24	25,000	26,609
Owl Rock Capital Corp 4.000% due 03/30/25	25,000	25,092
PNC Bank NA
2.950% due 02/23/25	300,000	310,545
3.100% due 10/25/27	300,000	313,011
4.050% due 07/26/28	350,000	384,089
Principal Financial Group Inc
3.700% due 05/15/29	25,000	27,249
4.625% due 09/15/42	100,000	116,379
Private Export Funding Corp
2.450% due 07/15/24	100,000	101,844
4.300% due 12/15/21	25,000	26,228
Prudential Financial Inc
3.700% due 03/13/51	150,000	157,795
3.935% due 12/07/49	132,000	143,863
4.350% due 02/25/50	50,000	57,543
5.200% due 03/15/44	100,000	106,823
5.875% due 09/15/42	100,000	107,686
6.625% due 06/21/40	50,000	70,228
Public Storage REIT 3.094% due 09/15/27	30,000	31,277
Raymond James Financial Inc 4.950% due 07/15/46	100,000	116,745
Realty Income Corp REIT
3.000% due 01/15/27	50,000	51,629
3.875% due 04/15/25	150,000	161,720
4.650% due 08/01/23	50,000	54,111
Regency Centers LP REIT
3.600% due 02/01/27	30,000	31,475
4.400% due 02/01/47	35,000	39,581
Regions Financial Corp
2.750% due 08/14/22	150,000	152,686
3.800% due 08/14/23	50,000	52,928

	Principal Amount	Value
Reinsurance Group of America Inc 3.950% due 09/15/26	$60,000	$63,646
RenaissanceRe Finance Inc (Bermuda) 3.450% due 07/01/27	30,000	31,383
Royal Bank of Canada (Canada)
2.300% due 03/22/21	500,000	502,769
4.650% due 01/27/26	200,000	221,818
Royal Bank of Scotland Group PLC (United Kingdom)
3.875% due 09/12/23	250,000	261,983
5.125% due 05/28/24	125,000	135,417
6.000% due 12/19/23	115,000	127,886
6.100% due 06/10/23	60,000	66,060
6.125% due 12/15/22	130,000	142,300
Sabra Health Care LP REIT 4.800% due 06/01/24	50,000	53,307
Santander Holdings USA Inc
3.700% due 03/28/22	220,000	226,101
4.400% due 07/13/27	145,000	156,535
Santander UK Group Holdings PLC (United Kingdom)
2.875% due 08/05/21	200,000	202,104
3.125% due 01/08/21	150,000	151,390
Santander UK PLC (United Kingdom) 4.000% due 03/13/24	100,000	106,883
Service Properties Trust REIT
3.950% due 01/15/28	30,000	29,264
4.375% due 02/15/30	50,000	49,061
4.950% due 02/15/27	110,000	114,056
Simon Property Group LP REIT
2.000% due 09/13/24	100,000	99,495
2.350% due 01/30/22	50,000	50,441
2.450% due 09/13/29	100,000	98,419
3.250% due 11/30/26	50,000	52,609
3.250% due 09/13/49	100,000	97,234
3.375% due 06/15/27	100,000	105,806
4.250% due 11/30/46	50,000	57,114
Skandinaviska Enskilda Banken AB (Sweden) 2.625% due 03/15/21	250,000	251,599
Spirit Realty LP REIT 3.400% due 01/15/30	50,000	50,251
Stifel Financial Corp 4.250% due 07/18/24	50,000	53,224
STORE Capital Corp REIT 4.500% due 03/15/28	150,000	164,077
Sumitomo Mitsui Banking Corp (Japan) 3.400% due 07/11/24	300,000	313,919
Sumitomo Mitsui Financial Group Inc (Japan)
2.778% due 10/18/22	100,000	101,845
2.784% due 07/12/22	150,000	152,571
2.934% due 03/09/21	100,000	101,168
3.010% due 10/19/26	200,000	204,904
3.202% due 09/17/29	150,000	152,159
3.364% due 07/12/27	150,000	156,586
3.784% due 03/09/26	100,000	106,898
Svensk Exportkredit AB (Sweden) 2.000% due 08/30/22	250,000	251,573
Svenska Handelsbanken AB (Sweden) 2.450% due 03/30/21	400,000	402,694
Synchrony Financial
3.700% due 08/04/26	50,000	51,655
3.750% due 08/15/21	200,000	204,541
3.950% due 12/01/27	100,000	105,074
Tanger Properties LP REIT 3.875% due 07/15/27	50,000	51,056
TD Ameritrade Holding Corp
2.950% due 04/01/22	100,000	102,218
3.750% due 04/01/24	50,000	53,121

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-23

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
The Allstate Corp 3.280% due 12/15/26	$350,000	$369,681
The Bank of New York Mellon Corp
2.050% due 05/03/21	50,000	50,161
2.100% due 10/24/24	400,000	400,418
2.600% due 02/07/22	100,000	101,513
2.800% due 05/04/26	50,000	51,415
3.000% due 10/30/28	55,000	56,365
3.400% due 05/15/24	100,000	105,416
The Bank of Nova Scotia (Canada)
2.000% due 11/15/22	100,000	100,148
2.500% due 01/08/21	100,000	100,574
3.125% due 04/20/21	450,000	457,143
The Charles Schwab Corp
3.200% due 03/02/27	100,000	104,643
3.850% due 05/21/25	100,000	108,338
4.000% due 02/01/29	100,000	111,573
The Goldman Sachs Group Inc
2.875% due 02/25/21	100,000	101,006
3.000% due 04/26/22	300,000	303,747
3.200% due 02/23/23	255,000	262,215
3.272% due 09/29/25	255,000	263,937
3.500% due 01/23/25	150,000	157,362
3.500% due 11/16/26	100,000	105,178
3.625% due 01/22/23	400,000	416,656
3.625% due 02/20/24	180,000	188,921
3.750% due 05/22/25	150,000	159,194
3.750% due 02/25/26	60,000	63,498
3.814% due 04/23/29	150,000	160,798
3.850% due 01/26/27	160,000	170,288
4.017% due 10/31/38	100,000	108,618
4.223% due 05/01/29	200,000	220,409
4.411% due 04/23/39	150,000	170,818
4.750% due 10/21/45	100,000	121,893
5.250% due 07/27/21	150,000	157,425
6.750% due 10/01/37	200,000	277,576
The Progressive Corp
3.750% due 08/23/21	100,000	103,149
4.000% due 03/01/29	25,000	27,943
4.125% due 04/15/47	100,000	116,182
The Toronto-Dominion Bank (Canada)
1.800% due 07/13/21	100,000	100,071
2.125% due 04/07/21	300,000	301,814
3.250% due 06/11/21	100,000	102,132
3.250% due 03/11/24	100,000	104,692
The Travelers Cos Inc 6.250% due 06/15/37	125,000	174,393
The Western Union Co 4.250% due 06/09/23	100,000	105,656
Travelers Property Casualty Corp 6.375% due 03/15/33	100,000	137,891
Truist Bank
2.450% due 08/01/22	100,000	101,070
3.689% due 08/02/24	50,000	52,461
Truist Financial Corp
2.150% due 02/01/21	200,000	200,576
3.200% due 09/03/21	100,000	101,921
3.700% due 06/05/25	100,000	107,311
3.950% due 03/22/22	200,000	207,533
4.000% due 05/01/25	100,000	108,403
2.700% due 01/27/22	100,000	101,365
2.900% due 03/03/21	100,000	101,050
UDR Inc REIT
3.100% due 11/01/34	50,000	49,933
4.400% due 01/26/29	25,000	27,945
Unum Group 4.000% due 06/15/29	70,000	73,564
US Bancorp
2.950% due 07/15/22	250,000	255,791
3.000% due 07/30/29	250,000	258,349
3.600% due 09/11/24	400,000	425,080

	Principal Amount	Value
Ventas Realty LP REIT
3.000% due 01/15/30	$50,000	$49,561
3.125% due 06/15/23	90,000	92,306
3.250% due 10/15/26	100,000	102,373
4.000% due 03/01/28	50,000	53,606
4.125% due 01/15/26	31,000	33,202
VEREIT Operating Partnership LP REIT
4.600% due 02/06/24	25,000	27,008
4.625% due 11/01/25	50,000	54,738
4.875% due 06/01/26	25,000	27,689
Visa Inc
2.150% due 09/15/22	45,000	45,503
2.800% due 12/14/22	50,000	51,455
3.650% due 09/15/47	25,000	28,225
4.150% due 12/14/35	30,000	35,360
4.300% due 12/14/45	100,000	123,150
Voya Financial Inc
3.650% due 06/15/26	50,000	52,813
4.800% due 06/15/46	30,000	34,364
Wachovia Corp 5.500% due 08/01/35	200,000	255,040
Wells Fargo & Co
2.406% due 10/30/25	130,000	130,088
2.500% due 03/04/21	150,000	151,085
3.000% due 04/22/26	150,000	154,208
3.000% due 10/23/26	150,000	153,719
3.196% due 06/17/27	260,000	269,736
3.450% due 02/13/23	300,000	310,804
4.150% due 01/24/29	200,000	222,687
4.600% due 04/01/21	200,000	206,533
5.375% due 02/07/35	100,000	128,163
5.606% due 01/15/44	100,000	131,587
Wells Fargo Bank NA
2.082% due 09/09/22	500,000	500,868
2.600% due 01/15/21	250,000	251,806
2.897% due 05/27/22	330,000	334,408
3.550% due 08/14/23	250,000	262,090
6.600% due 01/15/38	100,000	144,975
Welltower Inc REIT
4.125% due 03/15/29	100,000	108,948
4.250% due 04/01/26	150,000	163,310
4.500% due 01/15/24	150,000	161,964
Westpac Banking Corp (Australia)
2.000% due 08/19/21	150,000	150,196
2.500% due 06/28/22	150,000	151,763
2.700% due 08/19/26	150,000	151,741
2.750% due 01/11/23	150,000	152,864
3.300% due 02/26/24	100,000	104,312
3.400% due 01/25/28	100,000	106,537
4.110% due 07/24/34	65,000	68,121
4.421% due 07/24/39	45,000	49,479
Weyerhaeuser Co REIT
4.000% due 11/15/29	100,000	108,692
7.375% due 03/15/32	100,000	138,567
Willis North America Inc
2.950% due 09/15/29	30,000	29,753
3.875% due 09/15/49	35,000	34,957
Willis Towers Watson PLC 5.750% due 03/15/21	100,000	104,231
WP Carey Inc REIT 4.600% due 04/01/24	100,000	107,211
XLIT Ltd (Bermuda) 5.250% due 12/15/43	50,000	64,490

		86,258,529

Industrial - 2.0%

3M Co
2.000% due 06/26/22	400,000	401,497
2.875% due 10/15/27	100,000	104,355
3.250% due 08/26/49	200,000	194,535

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-24

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
ABB Finance USA Inc (Switzerland) 2.875% due 05/08/22	$100,000	$102,107
Agilent Technologies Inc 3.200% due 10/01/22	100,000	102,307
Allegion US Holding Co Inc
3.200% due 10/01/24	50,000	51,412
3.550% due 10/01/27	50,000	51,277
Amphenol Corp 4.350% due 06/01/29	50,000	55,952
Arrow Electronics Inc
3.250% due 09/08/24	100,000	102,808
3.875% due 01/12/28	25,000	25,608
Avnet Inc 4.625% due 04/15/26	25,000	26,451
Burlington Northern Santa Fe LLC
3.000% due 03/15/23	150,000	154,230
3.250% due 06/15/27	250,000	267,475
3.550% due 02/15/50	150,000	157,953
3.650% due 09/01/25	50,000	53,938
4.125% due 06/15/47	50,000	56,713
4.700% due 09/01/45	50,000	60,899
5.750% due 05/01/40	100,000	134,892
Canadian National Railway Co (Canada)
2.850% due 12/15/21	100,000	101,466
2.950% due 11/21/24	100,000	103,252
6.200% due 06/01/36	50,000	70,175
Canadian Pacific Railway Co (Canada)
2.900% due 02/01/25	150,000	154,019
4.000% due 06/01/28	35,000	38,486
4.800% due 09/15/35	20,000	23,810
6.125% due 09/15/15	30,000	43,934
Carlisle Cos Inc 3.750% due 12/01/27	50,000	52,350
Caterpillar Financial Services Corp
1.931% due 10/01/21	400,000	400,225
3.450% due 05/15/23	100,000	104,754
Caterpillar Inc
3.250% due 09/19/49	100,000	100,341
3.803% due 08/15/42	100,000	112,096
6.050% due 08/15/36	125,000	170,899
CNH Industrial Capital LLC
3.875% due 10/15/21	20,000	20,581
4.200% due 01/15/24	50,000	52,968
4.375% due 04/05/22	25,000	26,169
4.875% due 04/01/21	25,000	25,885
CNH Industrial NV (United Kingdom) 3.850% due 11/15/27	35,000	36,524
CSX Corp
3.250% due 06/01/27	250,000	262,740
3.400% due 08/01/24	200,000	211,157
3.700% due 11/01/23	100,000	106,185
4.500% due 03/15/49	65,000	76,065
5.500% due 04/15/41	75,000	95,030
Deere & Co
2.875% due 09/07/49	15,000	14,261
3.900% due 06/09/42	100,000	112,412
Dover Corp 5.375% due 03/01/41	50,000	60,677
Eaton Corp 4.000% due 11/02/32	100,000	113,342
Embraer Netherlands Finance BV (Brazil) 5.400% due 02/01/27	100,000	112,836
Emerson Electric Co 3.150% due 06/01/25	100,000	104,727
FedEx Corp
3.100% due 08/05/29	50,000	49,994
3.875% due 08/01/42	100,000	96,412
4.000% due 01/15/24	200,000	213,993
4.200% due 10/17/28	100,000	108,980
4.400% due 01/15/47	50,000	50,168
4.750% due 11/15/45	50,000	52,587

	Principal Amount	Value
Flex Ltd
4.750% due 06/15/25	$50,000	$54,439
4.875% due 06/15/29	25,000	27,174
FLIR Systems Inc 3.125% due 06/15/21	100,000	100,814
Flowserve Corp 4.000% due 11/15/23	143,000	147,656
Fluor Corp 4.250% due 09/15/28	100,000	100,664
Fortive Corp
2.350% due 06/15/21	100,000	100,428
4.300% due 06/15/46	125,000	129,242
Fortune Brands Home & Security Inc 4.000% due 09/21/23	50,000	52,834
GATX Corp
3.250% due 03/30/25	100,000	102,864
4.350% due 02/15/24	25,000	26,730
4.550% due 11/07/28	25,000	27,339
General Dynamics Corp
3.375% due 05/15/23	50,000	52,241
3.600% due 11/15/42	200,000	225,743
3.750% due 05/15/28	180,000	198,103
General Electric Co
2.700% due 10/09/22	200,000	202,724
4.125% due 10/09/42	8,000	8,236
5.875% due 01/14/38	115,000	139,338
6.750% due 03/15/32	101,000	129,649
6.875% due 01/10/39	58,000	77,280
Honeywell International Inc
1.850% due 11/01/21	50,000	50,114
2.150% due 08/08/22	45,000	45,439
2.300% due 08/15/24	100,000	101,365
2.500% due 11/01/26	100,000	101,716
2.700% due 08/15/29	60,000	61,431
Hubbell Inc 3.350% due 03/01/26	50,000	51,091
Illinois Tool Works Inc 4.875% due 09/15/41	100,000	126,999
Ingersoll-Rand Global Holding Co Ltd 4.250% due 06/15/23	100,000	107,126
Ingersoll-Rand Luxembourg Finance SA 3.800% due 03/21/29	100,000	107,340
Jabil Inc 3.950% due 01/12/28	55,000	56,494
JB Hunt Transport Services Inc 3.300% due 08/15/22	50,000	51,496
John Deere Capital Corp
2.150% due 09/08/22	50,000	50,419
2.600% due 03/07/24	100,000	102,273
2.650% due 06/10/26	100,000	102,232
2.750% due 03/15/22	100,000	101,927
2.800% due 03/06/23	50,000	51,325
2.800% due 09/08/27	50,000	51,445
3.400% due 09/11/25	50,000	53,130
3.450% due 06/07/23	25,000	26,136
3.450% due 03/13/25	50,000	53,224
Johnson Controls International PLC
3.625% due 07/02/24	40,000	41,751
3.900% due 02/14/26	19,000	20,109
4.500% due 02/15/47	40,000	43,207
Kansas City Southern 4.950% due 08/15/45	100,000	118,613
Kennametal Inc 4.625% due 06/15/28	50,000	53,014
Keysight Technologies Inc 4.550% due 10/30/24	100,000	108,959
L3Harris Technologies Inc
2.900% due 12/15/29	30,000	30,495
3.850% due 06/15/23 ~	70,000	73,745
3.850% due 12/15/26 ~	25,000	26,840
4.400% due 06/15/28 ~	100,000	111,442

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-25

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Lockheed Martin Corp
2.900% due 03/01/25	$50,000	$51,965
3.550% due 01/15/26	100,000	107,264
3.600% due 03/01/35	25,000	27,327
3.800% due 03/01/45	20,000	22,279
4.500% due 05/15/36	20,000	23,703
4.700% due 05/15/46	44,000	56,092
6.150% due 09/01/36	100,000	136,872
Martin Marietta Materials Inc 3.450% due 06/01/27	21,000	21,491
Masco Corp
3.500% due 04/01/21	65,000	65,951
3.500% due 11/15/27	100,000	103,398
4.375% due 04/01/26	50,000	54,024
Norfolk Southern Corp
2.903% due 02/15/23	100,000	102,503
3.000% due 04/01/22	100,000	102,071
3.800% due 08/01/28	30,000	32,957
3.942% due 11/01/47	63,000	67,553
4.650% due 01/15/46	50,000	59,234
4.837% due 10/01/41	50,000	59,206
5.100% due 08/01/18	15,000	17,693
Northrop Grumman Corp
2.550% due 10/15/22	100,000	101,496
3.250% due 08/01/23	100,000	104,251
3.500% due 03/15/21	100,000	101,917
3.850% due 04/15/45	100,000	107,646
Packaging Corp of America
3.400% due 12/15/27	35,000	36,633
3.650% due 09/15/24	100,000	105,112
Parker-Hannifin Corp
3.250% due 06/14/29	20,000	20,907
4.000% due 06/14/49	20,000	21,655
6.250% due 05/15/38	100,000	132,301
PerkinElmer Inc 3.300% due 09/15/29	30,000	30,663
Precision Castparts Corp
2.500% due 01/15/23	100,000	101,809
3.250% due 06/15/25	50,000	52,783
4.375% due 06/15/45	50,000	57,785
Raytheon Co 2.500% due 12/15/22	125,000	127,545
Republic Services Inc
3.200% due 03/15/25	100,000	104,014
3.375% due 11/15/27	120,000	126,882
3.950% due 05/15/28	100,000	110,151
Rockwell Collins Inc 3.500% due 03/15/27	300,000	318,558
Roper Technologies Inc
2.350% due 09/15/24	15,000	15,089
2.800% due 12/15/21	25,000	25,372
3.800% due 12/15/26	30,000	32,239
4.200% due 09/15/28	95,000	104,073
Ryder System Inc
2.500% due 09/01/22	95,000	95,466
3.400% due 03/01/23	100,000	103,133
Sonoco Products Co 5.750% due 11/01/40	200,000	244,427
Spirit AeroSystems Inc 3.850% due 06/15/26	25,000	25,473
Stanley Black & Decker Inc
2.900% due 11/01/22	50,000	51,151
4.250% due 11/15/28	100,000	112,764
Textron Inc
3.650% due 03/15/27	100,000	103,961
4.000% due 03/15/26	25,000	26,647
The Boeing Co
2.300% due 08/01/21	55,000	55,310
2.800% due 03/01/23	25,000	25,512
2.950% due 02/01/30	100,000	102,338

	Principal Amount	Value
3.200% due 03/01/29	$200,000	$208,474
3.250% due 03/01/28	25,000	26,027
3.550% due 03/01/38	15,000	15,549
3.625% due 03/01/48	10,000	10,312
3.750% due 02/01/50	100,000	106,278
3.825% due 03/01/59	50,000	52,168
3.850% due 11/01/48	35,000	37,122
5.875% due 02/15/40	50,000	66,340
Trimble Inc
4.150% due 06/15/23	50,000	52,697
4.900% due 06/15/28	50,000	54,601
Union Pacific Corp
2.750% due 03/01/26	25,000	25,557
3.000% due 04/15/27	100,000	104,926
3.200% due 06/08/21	35,000	35,672
3.250% due 08/15/25	50,000	52,701
3.350% due 08/15/46	50,000	48,594
3.500% due 06/08/23	50,000	52,413
3.600% due 09/15/37	20,000	20,850
3.646% due 02/15/24	92,000	97,275
3.700% due 03/01/29	65,000	71,020
3.750% due 07/15/25	50,000	53,601
3.799% due 10/01/51	200,000	212,870
3.839% due 03/20/60 ~	180,000	182,865
3.950% due 09/10/28	60,000	66,262
4.050% due 03/01/46	30,000	32,891
4.375% due 09/10/38	25,000	28,646
United Parcel Service Inc
2.350% due 05/16/22	50,000	50,553
2.450% due 10/01/22	100,000	101,583
3.125% due 01/15/21	100,000	101,201
3.400% due 11/15/46	200,000	199,520
6.200% due 01/15/38	50,000	69,626
United Technologies Corp
1.950% due 11/01/21	50,000	50,083
2.650% due 11/01/26	30,000	30,709
3.100% due 06/01/22	500,000	512,745
3.350% due 08/16/21	15,000	15,360
3.650% due 08/16/23	40,000	42,162
3.750% due 11/01/46	50,000	54,383
3.950% due 08/16/25	25,000	27,270
4.125% due 11/16/28	60,000	67,588
4.450% due 11/16/38	20,000	23,665
4.500% due 06/01/42	300,000	359,313
4.625% due 11/16/48	35,000	43,784
Vulcan Materials Co 4.500% due 06/15/47	100,000	109,760
Waste Connections Inc 3.500% due 05/01/29	100,000	105,899
Waste Management Inc
2.400% due 05/15/23	200,000	202,110
3.150% due 11/15/27	100,000	104,311
3.450% due 06/15/29	25,000	26,758
4.000% due 07/15/39	35,000	39,191
4.150% due 07/15/49	30,000	34,273
Westinghouse Air Brake Technologies Corp
4.400% due 03/15/24	100,000	106,232
4.950% due 09/15/28	100,000	110,033
WRKCo Inc
3.000% due 09/15/24	100,000	102,027
4.000% due 03/15/28	100,000	107,575
4.200% due 06/01/32	50,000	54,810
Xylem Inc
3.250% due 11/01/26	30,000	31,055
4.375% due 11/01/46	25,000	27,241

		18,191,481

Technology - 1.7%

Activision Blizzard Inc
2.300% due 09/15/21	30,000	30,155
3.400% due 09/15/26	50,000	52,497

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-26

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Analog Devices Inc
2.950% due 01/12/21	$200,000	$201,684
3.500% due 12/05/26	100,000	104,897
Apple Inc
1.700% due 09/11/22	60,000	59,950
1.800% due 09/11/24	100,000	99,357
2.050% due 09/11/26	100,000	99,270
2.100% due 09/12/22	100,000	100,988
2.200% due 09/11/29	100,000	98,099
2.250% due 02/23/21	150,000	150,877
2.400% due 01/13/23	50,000	50,831
2.850% due 05/11/24	750,000	775,656
2.900% due 09/12/27	300,000	312,406
2.950% due 09/11/49	65,000	63,130
3.000% due 11/13/27	100,000	104,876
3.250% due 02/23/26	70,000	74,120
3.350% due 02/09/27	200,000	212,974
3.450% due 02/09/45	250,000	263,135
3.750% due 09/12/47	75,000	83,399
3.750% due 11/13/47	50,000	55,432
3.850% due 08/04/46	35,000	39,559
4.250% due 02/09/47	100,000	119,529
4.500% due 02/23/36	50,000	60,715
4.650% due 02/23/46	145,000	181,636
Applied Materials Inc
3.900% due 10/01/25	35,000	38,152
4.350% due 04/01/47	45,000	54,294
5.100% due 10/01/35	35,000	44,220
Broadcom Corp
3.000% due 01/15/22	350,000	355,150
3.625% due 01/15/24	100,000	103,628
Broadcom Inc
3.125% due 10/15/22 ~	25,000	25,465
3.625% due 10/15/24 ~	100,000	103,999
4.250% due 04/15/26 ~	100,000	106,331
4.750% due 04/15/29 ~	150,000	164,159
Broadridge Financial Solutions Inc 3.400% due 06/27/26	50,000	52,253
Dell International LLC
4.000% due 07/15/24 ~	50,000	52,375
4.420% due 06/15/21 ~	300,000	308,738
4.900% due 10/01/26 ~	100,000	110,088
5.300% due 10/01/29 ~	100,000	112,701
5.450% due 06/15/23 ~	115,000	124,736
8.100% due 07/15/36 ~	50,000	65,712
8.350% due 07/15/46 ~	50,000	68,824
Electronic Arts Inc
3.700% due 03/01/21	50,000	50,938
4.800% due 03/01/26	50,000	56,184
Fidelity National Information Services Inc
3.000% due 08/15/26	150,000	155,181
3.500% due 04/15/23	57,000	59,342
Fiserv Inc
2.750% due 07/01/24	100,000	101,794
3.200% due 07/01/26	25,000	25,896
3.500% due 07/01/29	45,000	47,325
3.850% due 06/01/25	100,000	106,677
4.400% due 07/01/49	40,000	45,459
Genpact Luxembourg Sarl (Luxembourg) 3.375% due 12/01/24	25,000	25,121
Hewlett Packard Enterprise Co
3.500% due 10/05/21	50,000	51,260
4.900% due 10/15/25	250,000	277,801
6.200% due 10/15/35	50,000	59,953
6.350% due 10/15/45	50,000	60,142
HP Inc
4.050% due 09/15/22	200,000	208,931
6.000% due 09/15/41	55,000	60,951
Intel Corp
1.700% due 05/19/21	100,000	99,939
2.450% due 11/15/29	150,000	149,554

	Principal Amount	Value
2.600% due 05/19/26	$100,000	$102,506
3.250% due 11/15/49	100,000	100,739
3.700% due 07/29/25	145,000	156,805
3.734% due 12/08/47	300,000	331,173
International Business Machines Corp
2.800% due 05/13/21	100,000	101,345
2.850% due 05/13/22	100,000	102,194
3.000% due 05/15/24	200,000	207,230
3.300% due 05/15/26	100,000	105,463
3.375% due 08/01/23	300,000	314,060
3.500% due 05/15/29	170,000	182,804
4.150% due 05/15/39	100,000	112,721
4.250% due 05/15/49	100,000	114,285
4.700% due 02/19/46	200,000	241,304
5.600% due 11/30/39	26,000	34,341
Lam Research Corp
2.800% due 06/15/21	50,000	50,540
4.000% due 03/15/29	55,000	60,612
4.875% due 03/15/49	25,000	31,342
Marvell Technology Group Ltd 4.200% due 06/22/23	50,000	52,799
Maxim Integrated Products Inc 3.450% due 06/15/27	100,000	102,955
Microsoft Corp
1.550% due 08/08/21	100,000	99,868
2.000% due 08/08/23	50,000	50,353
2.375% due 05/01/23	100,000	101,748
2.400% due 02/06/22	100,000	101,403
2.400% due 08/08/26	250,000	253,236
2.875% due 02/06/24	35,000	36,312
3.125% due 11/03/25	100,000	105,843
3.450% due 08/08/36	150,000	164,233
3.500% due 11/15/42	100,000	108,407
3.700% due 08/08/46	100,000	112,918
3.950% due 08/08/56	150,000	177,361
4.100% due 02/06/37	300,000	354,409
4.250% due 02/06/47	100,000	122,481
4.450% due 11/03/45	100,000	125,009
4.500% due 02/06/57	100,000	129,403
4.750% due 11/03/55	50,000	66,959
5.200% due 06/01/39	135,000	180,770
5.300% due 02/08/41	200,000	272,528
NetApp Inc 3.375% due 06/15/21	50,000	50,835
NXP BV (Netherlands) 4.300% due 06/18/29 ~	150,000	162,297
Oracle Corp
1.900% due 09/15/21	135,000	135,282
2.950% due 05/15/25	150,000	156,131
3.250% due 11/15/27	350,000	370,947
3.850% due 07/15/36	50,000	54,781
3.900% due 05/15/35	105,000	117,045
4.000% due 07/15/46	250,000	277,860
4.300% due 07/08/34	100,000	116,943
4.375% due 05/15/55	200,000	236,992
6.125% due 07/08/39	100,000	140,963
6.500% due 04/15/38	100,000	144,248
QUALCOMM Inc
2.600% due 01/30/23	100,000	101,796
2.900% due 05/20/24	50,000	51,696
3.250% due 05/20/27	50,000	52,611
3.450% due 05/20/25	150,000	158,614
4.300% due 05/20/47	30,000	34,365
4.800% due 05/20/45	150,000	183,527
Seagate HDD Cayman
4.250% due 03/01/22	18,000	18,630
5.750% due 12/01/34	50,000	52,421
Texas Instruments Inc
1.850% due 05/15/22	300,000	299,804
4.150% due 05/15/48	100,000	118,716

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-27

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
VMware Inc
2.950% due 08/21/22	$35,000	$35,677
3.900% due 08/21/27	30,000	31,395
Xilinx Inc 2.950% due 06/01/24	100,000	102,877

		15,203,357

Utilities - 2.0%

AEP Transmission Co LLC 4.250% due 09/15/48	35,000	40,138
Alabama Power Co
2.450% due 03/30/22	100,000	101,218
4.150% due 08/15/44	90,000	100,197
4.300% due 07/15/48	15,000	17,355
Ameren Illinois Co
3.250% due 03/01/25	50,000	52,391
3.800% due 05/15/28	50,000	54,494
4.150% due 03/15/46	50,000	57,514
American Water Capital Corp
2.950% due 09/01/27	35,000	35,765
3.450% due 06/01/29	100,000	105,727
3.750% due 09/01/47	50,000	52,866
4.300% due 12/01/42	100,000	111,601
Appalachian Power Co
3.400% due 06/01/25	100,000	103,942
4.600% due 03/30/21	50,000	51,272
7.000% due 04/01/38	150,000	212,859
Arizona Public Service Co
2.950% due 09/15/27	50,000	51,333
4.500% due 04/01/42	100,000	114,714
Atmos Energy Corp
3.000% due 06/15/27	30,000	30,954
4.150% due 01/15/43	64,000	71,768
4.300% due 10/01/48	50,000	58,501
Avangrid Inc 3.150% due 12/01/24	50,000	51,608
Baltimore Gas & Electric Co
3.200% due 09/15/49	70,000	68,559
3.500% due 11/15/21	25,000	25,678
3.750% due 08/15/47	50,000	53,308
Berkshire Hathaway Energy Co
2.375% due 01/15/21	25,000	25,135
2.800% due 01/15/23	40,000	40,938
3.250% due 04/15/28	30,000	31,706
3.800% due 07/15/48	25,000	26,861
4.450% due 01/15/49	50,000	59,405
5.150% due 11/15/43	200,000	252,951
6.125% due 04/01/36	99,000	136,425
Black Hills Corp
3.150% due 01/15/27	50,000	50,589
4.350% due 05/01/33	30,000	33,270
CenterPoint Energy Houston Electric LLC
2.250% due 08/01/22	100,000	100,624
2.400% due 09/01/26	50,000	49,786
3.000% due 02/01/27	50,000	51,535
CenterPoint Energy Inc
3.600% due 11/01/21	10,000	10,261
3.850% due 02/01/24	25,000	26,370
4.250% due 11/01/28	25,000	27,135
CenterPoint Energy Resources Corp 4.000% due 04/01/28	100,000	106,976
Cleco Corporate Holdings LLC 3.375% due 09/15/29 ~	25,000	25,122
Commonwealth Edison Co
3.700% due 08/15/28	20,000	21,871
3.750% due 08/15/47	50,000	53,949
3.800% due 10/01/42	100,000	107,893
4.000% due 03/01/48	100,000	112,441
Consolidated Edison Co of New York Inc
3.875% due 06/15/47	150,000	162,384
3.950% due 03/01/43	100,000	108,252

	Principal Amount	Value
4.000% due 12/01/28	$100,000	$111,060
4.125% due 05/15/49	50,000	56,716
4.300% due 12/01/56	50,000	56,355
4.500% due 12/01/45	100,000	117,495
Consumers Energy Co
3.250% due 08/15/46	50,000	50,195
3.800% due 11/15/28	100,000	110,528
4.350% due 04/15/49	100,000	121,172
Dominion Energy Gas Holdings LLC
2.500% due 11/15/24	40,000	40,195
3.000% due 11/15/29	35,000	34,903
3.550% due 11/01/23	100,000	103,686
3.900% due 11/15/49	30,000	29,996
Dominion Energy Inc
2.715% due 08/15/21	70,000	70,542
2.750% due 01/15/22	50,000	50,719
2.850% due 08/15/26	30,000	30,308
3.071% due 08/15/24	70,000	72,125
4.250% due 06/01/28	50,000	55,299
4.700% due 12/01/44	100,000	115,912
Dominion Energy South Carolina Inc
4.600% due 06/15/43	100,000	118,637
5.300% due 05/15/33	50,000	62,815
5.450% due 02/01/41	50,000	64,987
DTE Electric Co
3.375% due 03/01/25	50,000	52,712
3.650% due 03/15/24	51,000	53,984
DTE Energy Co
3.300% due 06/15/22	50,000	51,177
3.800% due 03/15/27	100,000	105,825
3.850% due 12/01/23	100,000	104,930
Duke Energy Carolinas LLC
3.050% due 03/15/23	150,000	154,609
3.200% due 08/15/49	200,000	199,191
3.750% due 06/01/45	200,000	215,465
6.050% due 04/15/38	110,000	152,039
6.100% due 06/01/37	25,000	33,983
Duke Energy Corp
2.400% due 08/15/22	50,000	50,500
3.150% due 08/15/27	50,000	51,513
3.950% due 08/15/47	50,000	52,883
4.200% due 06/15/49	65,000	71,949
Duke Energy Florida LLC 2.500% due 12/01/29	50,000	49,993
Duke Energy Indiana LLC
3.250% due 10/01/49	50,000	49,969
3.750% due 05/15/46	50,000	53,641
4.900% due 07/15/43	100,000	123,223
Duke Energy Progress LLC
3.450% due 03/15/29	210,000	224,976
3.700% due 09/01/28	100,000	109,365
Edison International
2.400% due 09/15/22	40,000	39,897
2.950% due 03/15/23	100,000	100,106
5.750% due 06/15/27	10,000	11,233
El Paso Electric Co 5.000% due 12/01/44	50,000	59,044
Emera US Finance LP (Canada)
3.550% due 06/15/26	35,000	36,353
4.750% due 06/15/46	200,000	231,230
Enel Chile SA (Chile) 4.875% due 06/12/28	50,000	55,392
Enel Generacion Chile SA (Chile) 4.250% due 04/15/24	50,000	52,738
Entergy Arkansas LLC
3.500% due 04/01/26	50,000	52,736
4.200% due 04/01/49	50,000	58,379
Entergy Corp 2.950% due 09/01/26	30,000	30,477
Entergy Gulf States Louisiana LLC 5.590% due 10/01/24	50,000	57,360

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-28

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Entergy Louisiana LLC
3.250% due 04/01/28	$50,000	$52,458
4.200% due 09/01/48	50,000	57,774
4.950% due 01/15/45	40,000	42,891
Entergy Mississippi LLC 2.850% due 06/01/28	150,000	153,379
Evergy Kansas Central Inc
3.100% due 04/01/27	50,000	51,840
4.100% due 04/01/43	100,000	111,141
Evergy Metro Inc 3.650% due 08/15/25	50,000	53,324
Eversource Energy
2.800% due 05/01/23	100,000	101,500
2.900% due 10/01/24	50,000	51,100
3.300% due 01/15/28	100,000	103,019
3.800% due 12/01/23	15,000	15,797
4.250% due 04/01/29	25,000	27,811
Exelon Corp
3.950% due 06/15/25	100,000	107,529
4.450% due 04/15/46	100,000	112,261
4.950% due 06/15/35	35,000	40,548
5.100% due 06/15/45	35,000	42,134
FirstEnergy Corp
4.250% due 03/15/23	40,000	42,171
7.375% due 11/15/31	65,000	91,709
Florida Power & Light Co
3.700% due 12/01/47	200,000	218,025
4.950% due 06/01/35	100,000	124,833
5.690% due 03/01/40	35,000	47,529
5.950% due 02/01/38	125,000	174,589
Georgia Power Co
2.850% due 05/15/22	100,000	101,770
3.250% due 03/30/27	100,000	103,393
4.300% due 03/15/42	100,000	109,631
Indiana Michigan Power Co 4.250% due 08/15/48	25,000	28,566
Interstate Power & Light Co 3.500% due 09/30/49	25,000	24,557
ITC Holdings Corp
3.350% due 11/15/27	50,000	52,165
3.650% due 06/15/24	25,000	26,170
Kentucky Utilities Co 4.375% due 10/01/45	40,000	46,525
Louisville Gas & Electric Co 4.250% due 04/01/49	35,000	40,320
MidAmerican Energy Co
3.650% due 08/01/48	100,000	107,953
6.750% due 12/30/31	100,000	139,783
Mississippi Power Co 3.950% due 03/30/28	25,000	27,227
National Fuel Gas Co
3.750% due 03/01/23	100,000	103,228
3.950% due 09/15/27	50,000	51,793
National Rural Utilities Cooperative Finance Corp
2.400% due 04/25/22	200,000	202,165
4.023% due 11/01/32	100,000	113,030
8.000% due 03/01/32	50,000	75,135
Nevada Power Co 3.700% due 05/01/29	155,000	167,822
NextEra Energy Capital Holdings Inc
4.500% due 06/01/21	50,000	51,450
4.800% due 12/01/77	100,000	103,475
5.650% due 05/01/79	100,000	110,768
NiSource Inc
3.490% due 05/15/27	50,000	52,585
3.950% due 03/30/48	50,000	52,645
4.800% due 02/15/44	100,000	116,157
5.250% due 02/15/43	100,000	121,603
Northern States Power Co
2.150% due 08/15/22	100,000	100,710
2.600% due 05/15/23	100,000	101,463

	Principal Amount	Value
NSTAR Electric Co 2.375% due 10/15/22	$100,000	$100,916
Oglethorpe Power Corp 5.050% due 10/01/48	100,000	117,617
Ohio Edison Co 6.875% due 07/15/36	150,000	209,653
Ohio Power Co 5.375% due 10/01/21	30,000	31,790
Oklahoma Gas & Electric Co 3.850% due 08/15/47	50,000	51,857
Oncor Electric Delivery Co LLC
3.700% due 11/15/28	100,000	109,412
3.800% due 09/30/47	50,000	55,096
5.300% due 06/01/42	100,000	130,721
7.000% due 05/01/32	50,000	70,256
PacifiCorp
3.500% due 06/15/29	35,000	37,761
4.125% due 01/15/49	70,000	79,910
PECO Energy Co
1.700% due 09/15/21	50,000	49,936
3.000% due 09/15/49	55,000	52,847
3.150% due 10/15/25	50,000	52,253
3.900% due 03/01/48	60,000	67,547
Piedmont Natural Gas Co Inc 4.650% due 08/01/43	35,000	39,327
Potomac Electric Power Co 3.600% due 03/15/24	100,000	105,364
PPL Electric Utilities Corp
3.000% due 10/01/49	70,000	66,881
4.150% due 10/01/45	25,000	28,322
4.150% due 06/15/48	100,000	114,419
4.750% due 07/15/43	50,000	60,496
Progress Energy Inc 7.750% due 03/01/31	100,000	140,720
PSEG Power LLC
3.000% due 06/15/21	50,000	50,571
3.850% due 06/01/23	100,000	104,950
Public Service Co of Colorado
3.700% due 06/15/28	50,000	54,472
3.800% due 06/15/47	50,000	54,957
Public Service Electric & Gas Co
3.200% due 08/01/49	60,000	60,589
4.050% due 05/01/48	25,000	28,710
Public Service Enterprise Group Inc
2.000% due 11/15/21	100,000	99,941
2.650% due 11/15/22	50,000	50,793
2.875% due 06/15/24	70,000	71,578
Puget Energy Inc
3.650% due 05/15/25	100,000	103,563
6.000% due 09/01/21	100,000	106,201
Puget Sound Energy Inc 5.795% due 03/15/40	25,000	33,265
San Diego Gas & Electric Co
3.750% due 06/01/47	50,000	51,946
4.100% due 06/15/49	100,000	110,631
4.150% due 05/15/48	25,000	27,478
Sempra Energy
3.400% due 02/01/28	65,000	67,360
3.800% due 02/01/38	100,000	104,388
Southern California Edison Co
2.850% due 08/01/29	75,000	74,977
3.500% due 10/01/23	100,000	104,233
3.650% due 03/01/28	50,000	53,601
3.700% due 08/01/25	30,000	31,790
3.900% due 03/15/43	50,000	51,239
4.000% due 04/01/47	150,000	157,697
4.125% due 03/01/48	10,000	10,668
4.500% due 09/01/40	50,000	54,893
Southern California Gas Co
2.600% due 06/15/26	50,000	50,105
4.125% due 06/01/48	150,000	166,710

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-29

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Southern Co Gas Capital Corp 3.500% due 09/15/21	$150,000	$153,083
Southwest Gas Corp 3.800% due 09/29/46	50,000	50,626
Southwestern Electric Power Co
3.900% due 04/01/45	50,000	52,285
4.100% due 09/15/28	50,000	54,691
6.200% due 03/15/40	50,000	65,828
Southwestern Public Service Co
3.300% due 06/15/24	50,000	52,031
3.750% due 06/15/49	100,000	107,758
Tampa Electric Co
4.300% due 06/15/48	50,000	58,182
4.450% due 06/15/49	50,000	59,183
The Connecticut Light & Power Co 4.150% due 06/01/45	25,000	28,789
The Southern Co
2.350% due 07/01/21	100,000	100,499
2.950% due 07/01/23	25,000	25,643
4.250% due 07/01/36	30,000	32,323
4.400% due 07/01/46	100,000	110,741
Tucson Electric Power Co
3.050% due 03/15/25	50,000	51,479
4.850% due 12/01/48	100,000	121,848
Union Electric Co 8.450% due 03/15/39	100,000	165,352
Virginia Electric & Power Co
2.875% due 07/15/29	100,000	102,535
2.950% due 11/15/26	50,000	51,809
3.150% due 01/15/26	35,000	36,580
3.800% due 09/15/47	50,000	54,033
4.000% due 11/15/46	20,000	22,038
4.650% due 08/15/43	100,000	119,450
8.875% due 11/15/38	25,000	42,182
Washington Gas Light Co 3.650% due 09/15/49	25,000	25,138
WEC Energy Group Inc
3.100% due 03/08/22	25,000	25,531
3.375% due 06/15/21	65,000	66,314
3.550% due 06/15/25	100,000	106,156
Wisconsin Electric Power Co 4.300% due 10/15/48	10,000	11,737
Wisconsin Power & Light Co 3.050% due 10/15/27	100,000	103,780
Xcel Energy Inc
2.600% due 03/15/22	50,000	50,531
4.000% due 06/15/28	50,000	54,935

		17,495,106

Total Corporate Bonds & Notes (Cost $227,098,837)		242,890,960

MORTGAGE-BACKED SECURITIES - 28.9%

Collateralized Mortgage Obligations - Commercial - 2.0%

Bank
2.920% due 12/15/52	200,000	204,900
3.175% due 09/15/60	200,000	208,920
Benchmark Mortgage Trust 4.121% due 07/15/51 §	200,000	222,482
CD Mortgage Trust 3.456% due 11/13/50	175,000	185,947
Citigroup Commercial Mortgage Trust
3.372% due 10/10/47	350,000	365,102
3.778% due 09/10/58	600,000	641,850
Commercial Mortgage Pass-Through 3.525% due 02/10/49	300,000	311,584
Commercial Mortgage Trust
3.660% due 08/10/50	324,218	332,444
3.819% due 06/10/47	300,000	317,916
4.228% due 05/10/51	400,000	446,523

	Principal Amount	Value
CSAIL Commercial Mortgage Trust 3.458% due 11/15/50 §	$600,000	$632,324
Fannie Mae-Aces
2.717% due 02/25/22	324,496	327,055
2.723% due 10/25/24	200,000	204,186
2.902% due 01/25/28 §	500,000	519,818
2.985% due 12/25/27 §	190,000	198,201
3.061% due 05/25/27 §	200,000	208,855
3.640% due 08/25/30 §	300,000	329,033
Freddie Mac Multifamily Structured Pass Through Certificates
2.524% due 10/25/29	200,000	202,067
2.673% due 03/25/26 - 09/25/29	800,000	820,816
2.745% due 01/25/26	400,000	412,175
3.171% due 10/25/24	850,000	890,393
3.208% due 02/25/26	375,000	394,712
3.224% due 03/25/27	500,000	529,614
3.250% due 04/25/23 §	1,050,000	1,087,706
3.310% due 05/25/23 §	500,000	520,256
3.422% due 02/25/29	196,721	211,809
3.926% due 06/25/28	100,000	110,990
3.990% due 08/25/33 §	42,000	47,646
GS Mortgage Securities Trust
2.773% due 11/10/45	197,556	200,111
3.734% due 11/10/48	1,000,000	1,069,562
JPMBB Commercial Mortgage Securities Trust 4.274% due 12/15/48	600,000	636,847
JPMorgan Chase Commercial Mortgage Securities Trust
3.143% due 12/15/47	492,248	505,239
5.157% due 05/15/45 §	300,000	303,898
Morgan Stanley Bank of America Merrill Lynch Trust 3.753% due 12/15/47	1,000,000	1,068,096
Morgan Stanley Capital I Trust 3.596% due 12/15/49	400,000	426,658
UBS Commercial Mortgage Trust 4.171% due 05/10/45	500,000	516,317
UBS-Barclays Commercial Mortgage Trust 3.525% due 05/10/63	250,000	256,623
Wells Fargo Commercial Mortgage Trust
2.652% due 08/15/49	350,000	353,147
3.664% due 09/15/58	1,000,000	1,065,163
4.184% due 06/15/51	200,000	222,906
WFRBS Commercial Mortgage Trust 2.870% due 11/15/45	610,923	620,574

		18,130,465

Fannie Mae - 11.8%

2.500% due 10/01/27 - 12/01/49	7,071,654	7,116,477
3.000% due 05/01/22 - 01/01/50	30,093,993	30,784,590
3.500% due 10/01/25 - 01/01/50	31,930,726	33,287,247
4.000% due 04/01/24 - 01/01/50	19,529,952	20,590,695
4.237% (USD LIBOR + 1.690%) due 08/01/39 §	6,081	6,403
4.500% due 05/01/23 - 08/01/48	8,776,151	9,409,283
4.570% (USD LIBOR + 1.695%) due 06/01/38 §	2,475	2,577
5.000% due 08/01/20 - 09/01/48	2,760,299	3,015,303
5.500% due 11/01/33 - 07/01/41	1,237,417	1,387,486
6.000% due 09/01/34 - 06/01/40	528,255	603,909
6.500% due 09/01/36 - 07/01/38	134,964	156,941

		106,360,911

Freddie Mac - 7.4%

2.500% due 08/01/28 - 02/01/32	3,540,593	3,587,379
3.000% due 09/01/26 - 10/01/49	19,614,684	20,123,235
3.500% due 06/01/21 - 10/01/49	19,676,232	20,522,495
4.000% due 02/01/25 - 10/01/48	14,606,457	15,420,214

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-30

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
4.500% due 08/01/24 - 07/01/48	$3,762,050	$4,041,177
5.000% due 12/01/31 - 03/01/41	1,089,630	1,200,001
5.500% due 04/01/34 - 08/01/40	529,076	591,652
6.000% due 04/01/36 - 05/01/40	681,743	781,799
6.500% due 08/01/37 - 04/01/39	54,554	61,580

		66,329,532

Government National Mortgage Association - 7.7%

2.500% due 01/20/43	184,633	186,646
3.000% due 08/20/42 - 01/01/50	18,498,143	19,072,095
3.500% due 10/15/41 - 01/01/50	24,535,319	25,547,735
4.000% due 06/15/39 - 01/01/50	14,630,670	15,333,812
4.500% due 02/15/39 - 09/20/48	5,636,097	6,021,473
5.000% due 05/15/36 - 01/20/48	1,769,342	1,943,115
5.500% due 04/15/37 - 04/15/40	517,121	575,741
6.000% due 01/15/38 - 06/15/41	148,546	169,577
6.500% due 10/15/38 - 02/15/39	25,687	29,029

		68,879,223

Total Mortgage-Backed Securities (Cost $256,234,929)		259,700,131

ASSET-BACKED SECURITIES - 0.4%

Ally Master Owner Trust 3.290% due 05/15/23	100,000	101,873
American Express Credit Account Master Trust 3.180% due 04/15/24	103,000	105,312
AmeriCredit Automobile Receivables Trust 2.970% due 11/20/23	67,000	67,811
Capital One Multi-Asset Execution Trust 1.720% due 08/15/24	226,000	225,331
Carmax Auto Owner Trust 2.680% due 03/15/24	200,000	202,699
Citibank Credit Card Issuance Trust
2.680% due 06/07/23	500,000	505,883
6.150% due 06/15/39	250,000	337,122
Drive Auto Receivables Trust 4.140% due 08/15/24	200,000	204,081
Ford Credit Auto Owner Trust 1.730% due 03/15/22	400,000	398,874
GM Financial Automobile Leasing Trust 2.670% due 03/21/22	40,000	40,307
GM Financial Consumer Automobile Receivables Trust 2.650% due 02/16/24	200,000	201,883
Honda Auto Receivables Owner Trust 1.830% due 01/18/24	200,000	199,741
Hyundai Auto Receivables Trust 1.940% due 02/15/24	55,000	55,089
Santander Drive Auto Receivables Trust 3.420% due 04/15/25	44,000	44,721
Synchrony Credit Card Master Note Trust 2.210% due 05/15/24	200,000	200,842
Toyota Auto Receivables Owner Trust 1.910% due 09/15/23	352,000	352,227
World Omni Automobile Lease Securitization Trust 3.190% due 12/15/21	50,000	50,598

Total Asset-Backed Securities (Cost $3,266,836)		3,294,394

U.S. GOVERNMENT AGENCY ISSUES - 1.1%

Fannie Mae
1.375% due 10/07/21	1,000,000	996,092
2.125% due 04/24/26	815,000	826,954
2.625% due 01/11/22	750,000	765,022
2.625% due 09/06/24	960,000	998,950

	Principal Amount	Value
5.625% due 07/15/37	$100,000	$146,158
7.125% due 01/15/30	525,000	759,767
Federal Home Loan Bank
1.625% due 11/19/21	1,020,000	1,020,575
1.875% due 07/07/21	500,000	502,099
5.500% due 07/15/36	100,000	140,420
Federal Home Loan Banks 1.625% due 12/20/21	195,000	195,115
Freddie Mac
2.375% due 02/16/21	1,000,000	1,008,502
2.375% due 01/13/22	1,000,000	1,015,210
2.750% due 06/19/23	500,000	519,114
6.250% due 07/15/32	225,000	323,850
Tennessee Valley Authority
3.500% due 12/15/42	100,000	112,052
3.875% due 02/15/21	65,000	66,573
5.250% due 09/15/39	25,000	34,323
5.375% due 04/01/56	50,000	75,824
6.750% due 11/01/25	150,000	190,123
7.125% due 05/01/30	50,000	72,061

Total U.S. Government Agency Issues (Cost $9,435,912)		9,768,784

U.S. TREASURY OBLIGATIONS - 39.3%

U.S. Treasury Bonds - 7.7%

2.250% due 08/15/46	2,150,000	2,087,609
2.250% due 08/15/49	2,250,000	2,180,782
2.375% due 11/15/49	1,700,000	1,692,823
2.500% due 02/15/45	2,800,000	2,854,535
2.500% due 02/15/46	3,100,000	3,162,281
2.500% due 05/15/46	4,000,000	4,080,362
2.750% due 08/15/42	2,450,000	2,614,559
2.750% due 11/15/42	1,850,000	1,972,660
2.750% due 11/15/47	2,500,000	2,678,645
2.875% due 08/15/45	1,000,000	1,092,202
2.875% due 05/15/49	1,275,000	1,404,153
3.000% due 05/15/42	1,075,000	1,195,013
3.000% due 11/15/45	1,900,000	2,123,718
3.000% due 02/15/47	500,000	561,312
3.000% due 05/15/47	1,700,000	1,908,396
3.000% due 02/15/48	2,000,000	2,246,501
3.000% due 08/15/48	1,500,000	1,687,916
3.000% due 02/15/49	2,000,000	2,254,338
3.125% due 11/15/41	975,000	1,105,080
3.125% due 02/15/43	2,625,000	2,974,628
3.125% due 08/15/44	5,600,000	6,364,951
3.125% due 05/15/48	2,700,000	3,106,324
3.625% due 08/15/43	1,525,000	1,868,569
3.625% due 02/15/44	500,000	613,952
3.750% due 08/15/41	1,300,000	1,612,763
3.750% due 11/15/43	1,000,000	1,249,490
4.250% due 11/15/40	750,000	991,841
4.375% due 05/15/40	1,025,000	1,375,257
4.375% due 05/15/41	775,000	1,043,928
4.500% due 02/15/36	1,750,000	2,318,831
4.500% due 05/15/38	500,000	675,176
4.500% due 08/15/39	700,000	949,330
5.375% due 02/15/31	1,100,000	1,475,811
6.250% due 05/15/30	2,550,000	3,584,905

		69,108,641

U.S. Treasury Notes - 31.6%

1.125% due 02/28/21	5,400,000	5,368,348
1.125% due 06/30/21	1,500,000	1,489,537
1.125% due 07/31/21	4,100,000	4,069,397
1.125% due 08/31/21	2,300,000	2,282,246
1.250% due 03/31/21	2,000,000	1,990,840

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-31

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
1.250% due 08/31/24	$4,000,000	$3,920,521
1.375% due 10/15/22	2,000,000	1,987,057
1.375% due 06/30/23	4,300,000	4,260,389
1.500% due 08/31/21	1,500,000	1,497,546
1.500% due 03/31/23	1,500,000	1,493,892
1.500% due 09/30/24	3,000,000	2,972,698
1.500% due 10/31/24	2,000,000	1,981,735
1.500% due 11/30/24	7,500,000	7,433,170
1.500% due 08/15/26	3,200,000	3,134,503
1.625% due 08/15/22	2,025,000	2,026,357
1.625% due 11/15/22	4,975,000	4,976,612
1.625% due 05/31/23	1,000,000	999,562
1.625% due 10/31/23	3,000,000	2,995,562
1.625% due 02/15/26	4,900,000	4,852,686
1.625% due 05/15/26	1,300,000	1,285,711
1.625% due 08/15/29	2,000,000	1,947,232
1.750% due 07/31/21	2,500,000	2,505,938
1.750% due 11/30/21	500,000	501,505
1.750% due 05/15/22	1,250,000	1,254,370
1.750% due 06/30/22	2,000,000	2,007,823
1.750% due 05/15/23	4,750,000	4,766,343
1.750% due 06/30/24	3,000,000	3,007,267
1.750% due 07/31/24	4,000,000	4,009,791
1.750% due 12/31/24	1,600,000	1,603,630
1.750% due 12/31/26	2,500,000	2,485,543
1.750% due 11/15/29	4,000,000	3,937,030
1.875% due 01/31/22	500,000	502,870
1.875% due 02/28/22	6,000,000	6,035,961
1.875% due 04/30/22	2,000,000	2,012,644
1.875% due 07/31/22	3,500,000	3,523,868
1.875% due 09/30/22	2,500,000	2,518,297
1.875% due 08/31/24	3,000,000	3,023,713
2.000% due 08/31/21	3,000,000	3,019,680
2.000% due 11/15/21	2,000,000	2,015,742
2.000% due 12/31/21	500,000	503,946
2.000% due 02/15/22	1,100,000	1,109,249
2.000% due 10/31/22	9,000,000	9,095,722
2.000% due 11/30/22	2,400,000	2,426,262
2.000% due 02/15/23	6,950,000	7,029,054
2.000% due 05/31/24	5,000,000	5,065,599
2.000% due 02/15/25	2,000,000	2,027,511
2.125% due 08/15/21	2,200,000	2,218,371
2.125% due 05/15/22	2,500,000	2,530,390
2.125% due 11/30/23	6,000,000	6,103,289
2.250% due 04/30/21	5,700,000	5,748,561
2.250% due 12/31/23	4,000,000	4,088,542
2.250% due 01/31/24	2,000,000	2,045,061
2.250% due 04/30/24	5,750,000	5,884,257
2.250% due 10/31/24	800,000	820,334
2.250% due 11/15/24	2,000,000	2,051,019
2.250% due 12/31/24	4,000,000	4,103,447
2.250% due 11/15/25	2,200,000	2,258,124
2.250% due 08/15/27	4,200,000	4,315,452
2.250% due 11/15/27	2,300,000	2,362,889
2.375% due 03/15/21	3,500,000	3,530,468
2.375% due 02/29/24	3,000,000	3,083,492
2.375% due 08/15/24	10,300,000	10,608,407
2.375% due 05/15/27	2,750,000	2,849,677
2.375% due 05/15/29	3,000,000	3,116,312
2.500% due 02/28/21	10,000,000	10,097,635
2.500% due 01/15/22	9,000,000	9,161,913
2.500% due 03/31/23	4,000,000	4,109,236
2.500% due 08/15/23	4,450,000	4,581,273
2.500% due 01/31/25	4,000,000	4,153,709
2.625% due 12/31/23	2,500,000	2,591,674
2.625% due 02/15/29	2,750,000	2,912,925
2.750% due 04/30/23	1,500,000	1,553,623
2.750% due 07/31/23	7,000,000	7,265,514
2.750% due 08/31/23	5,000,000	5,192,870
2.750% due 11/15/23	6,600,000	6,865,832

	Principal Amount	Value
2.750% due 02/15/28	$3,500,000	$3,727,463
2.875% due 10/15/21	1,500,000	1,533,610
2.875% due 05/15/28	2,500,000	2,689,668
2.875% due 08/15/28	4,750,000	5,117,153
3.125% due 05/15/21	1,750,000	1,785,711
3.125% due 11/15/28	3,000,000	3,297,023

		283,309,883

Total U.S. Treasury Obligations (Cost $341,710,869)		352,418,524

FOREIGN GOVERNMENT BONDS & NOTES - 1.6%

Canada Government (Canada) 2.000% due 11/15/22	250,000	252,298
Chile Government (Chile)
3.125% due 01/21/26	75,000	78,328
3.860% due 06/21/47	300,000	332,729
Colombia Government (Colombia)
4.375% due 07/12/21	300,000	309,903
4.500% due 01/28/26	250,000	272,576
5.000% due 06/15/45	300,000	349,480
Export Development Canada (Canada) 2.500% due 01/24/23	200,000	204,823
Export-Import Bank of Korea (South Korea)
2.750% due 01/25/22	200,000	202,993
3.625% due 11/27/23	200,000	211,157
5.000% due 04/11/22	200,000	213,236
Hungary Government (Hungary)
5.375% due 03/25/24	200,000	225,804
7.625% due 03/29/41	200,000	330,016
Hydro-Quebec (Canada) 8.400% due 01/15/22	100,000	112,703
Indonesia Government (Indonesia) 2.950% due 01/11/23	300,000	305,831
Iraq Government AID 2.149% due 01/18/22	200,000	202,495
Israel Government (Israel) 4.125% due 01/17/48	300,000	348,174
Israel Government AID 5.500% due 04/26/24	25,000	28,800
Japan Bank for International Cooperation (Japan)
1.625% due 10/17/22	200,000	198,558
1.875% due 07/21/26	200,000	196,458
2.500% due 05/23/24	200,000	204,055
3.250% due 07/20/28	200,000	216,002
3.375% due 07/31/23	200,000	209,917
3.375% due 10/31/23	250,000	262,948
Japan International Cooperation Agency (Japan) 3.375% due 06/12/28	200,000	216,981
Korea International (South Korea) 2.750% due 01/19/27	200,000	204,469
Mexico Government (Mexico)
3.625% due 03/15/22	296,000	305,324
4.000% due 10/02/23	150,000	158,072
4.150% due 03/28/27	200,000	214,600
4.500% due 01/31/50	200,000	216,600
4.600% due 01/23/46	250,000	272,109
4.600% due 02/10/48	200,000	219,689
4.750% due 03/08/44	264,000	292,627
6.750% due 09/27/34	225,000	308,891
Panama Government (Panama)
4.500% due 05/15/47	350,000	417,177
6.700% due 01/26/36	100,000	140,470
8.875% due 09/30/27	100,000	143,161
Peruvian Government (Peru)
4.125% due 08/25/27	150,000	168,429
8.750% due 11/21/33	200,000	329,570

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-32

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Philippine Government (Philippines)
3.000% due 02/01/28	$200,000	$208,242
4.000% due 01/15/21	325,000	332,393
6.375% due 10/23/34	250,000	355,769
7.750% due 01/14/31	200,000	296,322
Province of Alberta Canada (Canada)
2.200% due 07/26/22	250,000	252,322
3.350% due 11/01/23	100,000	105,531
Province of British Columbia Canada (Canada)
2.000% due 10/23/22	100,000	100,720
2.650% due 09/22/21	100,000	101,555
Province of Manitoba Canada (Canada) 2.125% due 05/04/22	250,000	252,052
Province of New Brunswick Canada (Canada) 3.625% due 02/24/28	50,000	54,848
Province of Ontario Canada (Canada)
2.000% due 10/02/29	100,000	98,217
2.300% due 06/15/26	250,000	253,294
2.400% due 02/08/22	350,000	354,239
2.550% due 04/25/22	300,000	305,224
Province of Quebec Canada (Canada)
2.500% due 04/09/24	65,000	66,577
2.750% due 04/12/27	350,000	364,958
7.500% due 07/15/23	100,000	118,812
7.500% due 09/15/29	75,000	108,045
Republic of Italy Government (Italy)
2.875% due 10/17/29	200,000	190,459
6.875% due 09/27/23	150,000	172,225
Republic of Poland Government (Poland)
3.000% due 03/17/23	150,000	154,796
4.000% due 01/22/24	150,000	161,682
The Korea Development Bank (South Korea)
2.000% due 09/12/26	200,000	194,332
3.375% due 03/12/23	200,000	207,413
Uruguay Government (Uruguay)
4.125% due 11/20/45	143,467	154,720
4.375% due 10/27/27	200,000	221,670
5.100% due 06/18/50	200,000	240,627

Total Foreign Government Bonds & Notes (Cost $13,431,013)		14,304,497

MUNICIPAL BONDS - 0.7%

American Municipal Power Inc OH ‘B’
6.449% due 02/15/44	25,000	34,855
8.084% due 02/15/50	300,000	514,365
Bay Area Toll Authority CA
6.263% due 04/01/49	25,000	38,246
7.043% due 04/01/50	50,000	81,292
Central Puget Sound Regional Transit Authority 5.491% due 11/01/39	25,000	32,924
Chicago O’Hare International Airport 4.472% due 01/01/49	50,000	60,433
Chicago Transit Authority IL ‘B’ 6.899% due 12/01/40	100,000	135,223
City of Chicago IL ‘B’
7.375% due 01/01/33	35,000	41,959
7.750% due 01/01/42	42,000	52,709
City of Houston TX 3.961% due 03/01/47	50,000	55,367
City of New York NY 5.517% due 10/01/37	40,000	51,443
Commonwealth of Massachusetts
4.910% due 05/01/29	100,000	118,792
5.456% due 12/01/39	25,000	32,485

	Principal Amount	Value
County of Clark Department of Aviation NV ‘C’ 6.820% due 07/01/45	$125,000	$197,231
Dallas Independent School District TX ‘C’ 6.450% due 02/15/35	50,000	52,499
Los Angeles Unified School District CA
5.750% due 07/01/34	300,000	384,555
6.758% due 07/01/34	100,000	137,988
Massachusetts School Building Authority 3.395% due 10/15/40	20,000	20,013
Metropolitan Transportation Authority NY
5.871% due 11/15/39	25,000	32,215
6.668% due 11/15/39	55,000	78,151
Municipal Electric Authority of Georgia
6.637% due 04/01/57	25,000	33,708
6.655% due 04/01/57	99,000	136,552
New Jersey Economic Development Authority ‘A’ 7.425% due 02/15/29	125,000	156,809
New Jersey Transportation Trust Fund Authority ‘C’ 6.104% due 12/15/28	150,000	155,856
New Jersey Turnpike Authority ‘A’ 7.102% due 01/01/41	100,000	152,687
New York City Transitional Finance Authority Future Tax Secured Revenue NY 5.572% due 11/01/38	30,000	37,920
New York City Water & Sewer System
5.952% due 06/15/42	50,000	72,203
6.011% due 06/15/42	10,000	14,511
New York State Urban Development Corp 5.770% due 03/15/39	25,000	30,341
New York State Urban Development Corp ‘B’ 3.900% due 03/15/33	50,000	53,768
Pennsylvania Turnpike Commission ‘B’ 5.511% due 12/01/45	75,000	99,183
Permanent University Fund - University of Texas System 3.376% due 07/01/47	185,000	195,266
Port Authority of New York & New Jersey
4.031% due 09/01/48	50,000	56,557
4.229% due 10/15/57	30,000	35,232
4.458% due 10/01/62	100,000	122,808
5.647% due 11/01/40	150,000	200,476
Rutgers The State University of New Jersey 3.915% due 05/01/19	15,000	14,798
Sales Tax Securitization Corp 4.787% due 01/01/48	50,000	58,176
San Diego County Regional Transportation Commission CA 5.911% due 04/01/48	50,000	72,275
State Dormitory Authority 3.142% due 07/01/43	100,000	99,277
State of California
3.500% due 04/01/28	100,000	107,753
7.300% due 10/01/39	100,000	152,874
7.500% due 04/01/34	50,000	75,366
7.600% due 11/01/40	270,000	446,261
7.625% due 03/01/40	40,000	64,125
State of California Department of Water Resources Power Supply Revenue 2.000% due 05/01/22	25,000	25,142
State of Connecticut ‘D’ 5.090% due 10/01/30	50,000	57,539
State of Illinois
5.100% due 06/01/33	425,000	458,515
6.725% due 04/01/35	100,000	117,450

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-33

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
State of Texas 5.517% due 04/01/39	$100,000	$135,161
State of Utah 4.554% due 07/01/24	15,000	15,884
State of Wisconsin 3.154% due 05/01/27	250,000	259,692
Texas Transportation Commission State Highway Fund 5.178% due 04/01/30	25,000	30,118
The Ohio State University ‘C’ 4.910% due 06/01/40	300,000	382,860
University of California
3.063% due 07/01/25	50,000	52,383
4.767% due 05/15/15	75,000	90,818
4.858% due 05/15/12	100,001	123,584

Total Municipal Bonds (Cost $5,528,262)		6,546,673

	Shares	Value
SHORT-TERM INVESTMENT - 2.6%

Money Market Fund - 2.6%

BlackRock Liquidity Funds T-Fund Portfolio 1.510%	23,415,108	$23,415,108

Total Short-Term Investment (Cost $23,415,108)		23,415,108

TOTAL INVESTMENTS - 101.7% (Cost $880,121,766)		912,339,071

OTHER ASSETS & LIABILITIES, NET - (1.7%)		(14,933,678)

NET ASSETS - 100.0%		$897,405,393

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	39.3%
Mortgage-Backed Securities	28.9%
Corporate Bonds & Notes	27.1%
Others (each less than 3.0%)	6.4%

	101.7%
Other Assets & Liabilities, Net	(1.7%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$242,890,960	$-	$242,890,960	$-
	Mortgage-Backed Securities	259,700,131	-	259,700,131	-
	Asset-Backed Securities	3,294,394	-	3,294,394	-
	U.S. Government Agency Issues	9,768,784	-	9,768,784	-
	U.S. Treasury Obligations	352,418,524	-	352,418,524	-
	Foreign Government Bonds & Notes	14,304,497	-	14,304,497	-
	Municipal Bonds	6,546,673	-	6,546,673	-
	Short-Term Investment	23,415,108	23,415,108	-	-

	Total	$912,339,071	$23,415,108	$888,923,963	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-34

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments

December 31, 2019

	Principal Amount	Value
CORPORATE BONDS & NOTES - 98.3%

Basic Materials - 5.2%

AK Steel Corp 6.375% due 10/15/25	$130,000	$130,379
7.000% due 03/15/27	125,000	126,363
7.500% due 07/15/23	100,000	104,291
7.625% due 10/01/21	100,000	101,040
Alcoa Nederland Holding BV 6.125% due 05/15/28 ~	250,000	271,087
6.750% due 09/30/24 ~	200,000	210,916
Aleris International Inc 10.750% due 07/15/23 ~	200,000	208,625
Allegheny Technologies Inc 5.875% due 12/01/27	200,000	210,100
7.875% due 08/15/23	200,000	224,583
Ashland LLC 4.750% due 08/15/22	300,000	314,250
6.875% due 05/15/43	128,000	147,000
Atotech Alpha 3 BV (United Kingdom) 6.250% due 02/01/25 ~	142,000	146,260
Axalta Coating Systems LLC 4.875% due 08/15/24 ~	150,000	155,563
Baffinland Iron Mines Corp (Canada) 8.750% due 07/15/26 ~	125,000	126,169
Barminco Finance Pty Ltd (Australia) 6.625% due 05/15/22 ~	50,000	51,400
Big River Steel LLC 7.250% due 09/01/25 ~	210,000	222,073
Blue Cube Spinco LLC 9.750% due 10/15/23	65,000	70,058
10.000% due 10/15/25	85,000	94,168
CF Industries Inc 3.450% due 06/01/23	155,000	159,893
4.950% due 06/01/43	39,000	40,759
5.150% due 03/15/34	400,000	447,740
5.375% due 03/15/44	225,000	245,835
Clearwater Paper Corp 4.500% due 02/01/23	40,000	40,150
5.375% due 02/01/25 ~	50,000	49,750
Cleveland-Cliffs Inc 4.875% due 01/15/24 ~	100,000	102,412
5.750% due 03/01/25	100,000	98,938
5.875% due 06/01/27 ~	300,000	288,555
6.250% due 10/01/40	100,000	84,094
Coeur Mining Inc 5.875% due 06/01/24	50,000	50,146
Commercial Metals Co 4.875% due 05/15/23	100,000	104,291
5.375% due 07/15/27	100,000	105,285
5.750% due 04/15/26	100,000	104,737
Compass Minerals International Inc 4.875% due 07/15/24 ~	50,000	49,958
6.750% due 12/01/27 ~	135,000	143,687
Consolidated Energy Finance SA (Switzerland) 6.500% due 05/15/26 ~	150,000	141,052
Constellium SE 5.750% due 05/15/24 ~	50,000	51,521
6.625% due 03/01/25 ~	500,000	520,045
Cornerstone Chemical Co 6.750% due 08/15/24 ~	150,000	139,937
CVR Partners LP 9.250% due 06/15/23 ~	100,000	104,666
Element Solutions Inc 5.875% due 12/01/25 ~	285,000	298,891
Eurochem Finance DAC (Switzerland) 5.500% due 03/13/24 ~	200,000	218,625
Ferroglobe PLC 9.375% due 03/01/22 ~	150,000	93,422

	Principal Amount	Value
FMG Resources Pty Ltd (Australia) 4.500% due 09/15/27 ~	$136,000	$139,652
4.750% due 05/15/22 ~	75,000	77,571
5.125% due 03/15/23 ~	415,000	439,377
5.125% due 05/15/24 ~	90,000	95,813
Freeport-McMoRan Inc 3.550% due 03/01/22	396,000	401,655
3.875% due 03/15/23	550,000	561,173
4.550% due 11/14/24	100,000	105,916
5.000% due 09/01/27	618,000	650,043
5.250% due 09/01/29	111,000	119,120
5.400% due 11/14/34	370,000	388,434
5.450% due 03/15/43	350,000	363,160
GCP Applied Technologies Inc 5.500% due 04/15/26 ~	100,000	105,285
Hecla Mining Co 6.875% due 05/01/21	100,000	99,900
Hexion Inc 7.875% due 07/15/27 ~	150,000	156,371
Hudbay Minerals Inc (Canada) 7.250% due 01/15/23 ~	200,000	207,958
7.625% due 01/15/25 ~	125,000	132,198
IAMGOLD Corp (Canada) 7.000% due 04/15/25 ~	150,000	156,716
INEOS Group Holdings SA (Luxembourg) 5.625% due 08/01/24 ~	200,000	205,898
Ingevity Corp 4.500% due 02/01/26 ~	100,000	101,785
Joseph T Ryerson & Son Inc 11.000% due 05/15/22 ~	125,000	132,187
Kaiser Aluminum Corp 4.625% due 03/01/28 ~	114,000	117,175
Kissner Holdings LP (Canada) 8.375% due 12/01/22 ~	100,000	105,125
Kraton Polymers LLC 7.000% due 04/15/25 ~	100,000	103,281
Mercer International Inc (Germany) 5.500% due 01/15/26	150,000	153,004
7.375% due 01/15/25	200,000	215,873
Mineral Resources Ltd (Australia) 8.125% due 05/01/27 ~	213,000	234,262
Mountain Province Diamonds Inc (Canada) 8.000% due 12/15/22 ~	50,000	48,438
Neon Holdings Inc 10.125% due 04/01/26 ~	125,000	124,672
New Gold Inc (Canada) 6.250% due 11/15/22 ~	100,000	99,781
6.375% due 05/15/25 ~	200,000	185,545
Northwest Acquisitions ULC 7.125% due 11/01/22 ~	186,000	139,831
Novelis Corp 5.875% due 09/30/26 ~	575,000	613,196
6.250% due 08/15/24 ~	205,000	215,504
Nufarm Australia Ltd (Australia) 5.750% due 04/30/26 ~	150,000	148,177
OCI NV (Netherlands) 6.625% due 04/15/23 ~	200,000	209,200
Olin Corp 5.000% due 02/01/30	50,000	50,843
5.125% due 09/15/27	410,000	428,377
5.500% due 08/15/22	100,000	107,281
5.625% due 08/01/29	289,000	305,776
PolyOne Corp 5.250% due 03/15/23	91,000	98,289
PQ Corp 5.750% due 12/15/25 ~	100,000	104,791
6.750% due 11/15/22 ~	50,000	51,812
Rain CII Carbon LLC 7.250% due 04/01/25 ~	100,000	97,441
Rayonier AM Products Inc 5.500% due 06/01/24 ~	81,000	61,189

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-35

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Resolute Forest Products Inc 5.875% due 05/15/23	$200,000	$202,333
Schweitzer-Mauduit International Inc 6.875% due 10/01/26 ~	75,000	81,026
SPCM SA (France) 4.875% due 09/15/25 ~	80,000	83,399
Starfruit Finco BV (Netherlands) 8.000% due 10/01/26 ~	150,000	159,379
Steel Dynamics Inc 5.500% due 10/01/24	360,000	370,840
Stora Enso OYJ (Finland) 7.250% due 04/15/36 ~	100,000	121,000
Taseko Mines Ltd (Canada) 8.750% due 06/15/22 ~	25,000	20,820
The Chemours Co 5.375% due 05/15/27	94,000	83,427
6.625% due 05/15/23	180,000	181,065
7.000% due 05/15/25	380,000	383,642
TPC Group Inc 10.500% due 08/01/24 ~	273,000	275,617
Trinseo Materials Operating SCA 5.375% due 09/01/25 ~	175,000	175,437
Tronox Finance PLC 5.750% due 10/01/25 ~	150,000	153,245
Tronox Inc 6.500% due 04/15/26 ~	150,000	154,909
United States Steel Corp 6.250% due 03/15/26	440,000	377,058
6.875% due 08/15/25	71,000	66,436
Univar Solutions USA Inc 5.125% due 12/01/27 ~	204,000	213,309
Valvoline Inc 4.375% due 08/15/25	150,000	155,219
5.500% due 07/15/24	100,000	104,042
Venator Finance SARL 5.750% due 07/15/25 ~	100,000	92,500
WR Grace & Co-Conn 5.125% due 10/01/21 ~	250,000	261,107
5.625% due 10/01/24 ~	100,000	110,791

		19,084,390

Communications - 20.9%

Altice Financing SA (Luxembourg) 6.625% due 02/15/23 ~	700,000	713,709
7.500% due 05/15/26 ~	500,000	538,425
Altice Finco SA (Luxembourg) 7.625% due 02/15/25 ~	200,000	207,583
8.125% due 01/15/24 ~	200,000	206,779
Altice France SA (France) 5.500% due 01/15/28 ~	200,000	205,880
7.375% due 05/01/26 ~	1,767,000	1,900,391
8.125% due 02/01/27 ~	400,000	451,240
Altice Luxembourg SA (Luxembourg) 7.625% due 02/15/25 ~	450,000	469,125
10.500% due 05/15/27 ~	405,000	462,469
AMC Networks Inc 4.750% due 12/15/22	118,000	119,243
4.750% due 08/01/25	150,000	150,875
5.000% due 04/01/24	400,000	409,000
Block Communications Inc 6.875% due 02/15/25 ~	50,000	52,000
C&W Senior Financing DAC (Ireland) 6.875% due 09/15/27 ~	325,000	348,287
7.500% due 10/15/26 ~	200,000	217,036
Cablevision Systems Corp 5.875% due 09/15/22	200,000	215,856
CCO Holdings LLC 4.000% due 03/01/23 ~	143,000	145,322
4.750% due 03/01/30 ~	839,000	857,357
5.000% due 02/01/28 ~	766,000	805,196
5.125% due 02/15/23	125,000	126,561

	Principal Amount	Value
5.125% due 05/01/23 ~	$175,000	$178,975
5.125% due 05/01/27 ~	975,000	1,030,429
5.250% due 09/30/22	200,000	202,606
5.375% due 05/01/25 ~	100,000	103,459
5.375% due 06/01/29 ~	289,000	309,042
5.500% due 05/01/26 ~	450,000	475,233
5.750% due 09/01/23	135,000	137,925
5.750% due 01/15/24	53,000	54,082
5.750% due 02/15/26 ~	1,165,000	1,231,254
5.875% due 04/01/24 ~	742,000	768,590
5.875% due 05/01/27 ~	100,000	105,982
Cengage Learning Inc 9.500% due 06/15/24 ~	211,000	183,130
CenturyLink Inc 5.125% due 12/15/26 ~	169,000	172,402
5.625% due 04/01/25	100,000	106,464
5.800% due 03/15/22	225,000	236,936
6.450% due 06/15/21	500,000	524,500
7.500% due 04/01/24	950,000	1,073,106
7.600% due 09/15/39	100,000	104,678
7.650% due 03/15/42	100,000	105,094
Cincinnati Bell Inc 7.000% due 07/15/24 ~	250,000	262,810
8.000% due 10/15/25 ~	150,000	159,437
Clear Channel Worldwide Holdings Inc 5.125% due 08/15/27 ~	365,000	380,750
9.250% due 02/15/24 ~	553,000	613,601
Cogent Communications Group Inc 5.625% due 04/15/21 ~	100,000	101,125
CommScope Inc 5.500% due 03/01/24 ~	395,000	412,611
5.500% due 06/15/24 ~	110,000	111,651
6.000% due 03/01/26 ~	230,000	245,094
8.250% due 03/01/27 ~	790,000	832,936
CommScope Technologies LLC 5.000% due 03/15/27 ~	150,000	141,379
6.000% due 06/15/25 ~	257,000	257,933
Connect Finco SARL (United Kingdom) 6.750% due 10/01/26 ~	627,000	668,539
Consolidated Communications Inc 6.500% due 10/01/22	200,000	181,500
CSC Holdings LLC 5.250% due 06/01/24	800,000	863,668
5.375% due 07/15/23 ~	400,000	410,834
5.375% due 02/01/28 ~	200,000	213,714
5.500% due 05/15/26 ~	1,050,000	1,114,116
5.500% due 04/15/27 ~	200,000	215,140
5.750% due 01/15/30 ~	541,000	578,194
6.500% due 02/01/29 ~	300,000	335,062
6.750% due 11/15/21	100,000	107,850
7.500% due 04/01/28 ~	400,000	452,929
Cumulus Media New Holdings Inc 6.750% due 07/01/26 ~	55,000	59,022
Diamond Sports Group LLC 5.375% due 08/15/26 ~	847,000	858,372
6.625% due 08/15/27 ~	520,000	506,662
DISH DBS Corp 5.000% due 03/15/23	1,500,000	1,542,510
5.875% due 07/15/22	300,000	318,534
5.875% due 11/15/24	365,000	373,745
6.750% due 06/01/21	200,000	210,626
7.750% due 07/01/26	318,000	337,474
DKT Finance ApS (Denmark) 9.375% due 06/17/23 ~	250,000	266,737
EIG Investors Corp 10.875% due 02/01/24	100,000	100,042
Embarq Corp 7.995% due 06/01/36	600,000	635,565
Entercom Media Corp 6.500% due 05/01/27 ~	150,000	160,927
7.250% due 11/01/24 ~	100,000	105,542

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-36

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Frontier Communications Corp 6.875% due 01/15/25	$130,000	$63,429
7.125% due 01/15/23	1,535,000	752,150
7.625% due 04/15/24	150,000	72,750
8.000% due 04/01/27 ~	428,000	448,052
8.500% due 04/01/26 ~	580,000	588,323
8.750% due 04/15/22	200,000	97,062
9.000% due 08/15/31	200,000	97,505
10.500% due 09/15/22	235,000	115,223
11.000% due 09/15/25	580,000	282,750
GCI LLC 6.625% due 06/15/24 ~	100,000	108,542
Getty Images Inc 9.750% due 03/01/27 ~	100,000	99,535
Go Daddy Operating Co LLC 5.250% due 12/01/27 ~	197,000	207,707
Gogo Intermediate Holdings LLC 9.875% due 05/01/24 ~	311,000	329,142
Gray Television Inc 5.125% due 10/15/24 ~	130,000	135,146
5.875% due 07/15/26 ~	75,000	79,920
7.000% due 05/15/27 ~	340,000	378,454
Grubhub Holdings Inc 5.500% due 07/01/27 ~	59,000	55,351
GTH Finance BV (Netherlands) 7.250% due 04/26/23 ~	200,000	225,411
GTT Communications Inc 7.875% due 12/31/24 ~	150,000	113,582
HC2 Holdings Inc 11.500% due 12/01/21 ~	100,000	93,250
Hughes Satellite Systems Corp 5.250% due 08/01/26	275,000	302,596
6.625% due 08/01/26	165,000	183,620
7.625% due 06/15/21	295,000	315,730
iHeartCommunications Inc 4.750% due 01/15/28 ~	82,000	84,202
5.250% due 08/15/27 ~	291,000	305,012
6.375% due 05/01/26	200,000	217,375
8.375% due 05/01/27	400,000	442,740
Inmarsat Finance PLC (United Kingdom) 4.875% due 05/15/22 ~	440,000	446,325
Intelsat Connect Finance SA (Luxembourg) 9.500% due 02/15/23 ~	165,000	115,863
Intelsat Jackson Holdings SA (Luxembourg) 5.500% due 08/01/23	205,000	176,531
8.000% due 02/15/24 ~	550,000	565,584
8.500% due 10/15/24 ~	550,000	502,103
9.500% due 09/30/22 ~	50,000	56,734
9.750% due 07/15/25 ~	1,046,000	969,731
Intelsat Luxembourg SA (Luxembourg) 8.125% due 06/01/23	475,000	282,026
Intrado Corp 8.500% due 10/15/25 ~	371,000	297,727
Iridium Communications Inc 10.250% due 04/15/23 ~	100,000	107,292
Koninklijke KPN NV (Netherlands) 7.000% due 03/28/73 ~	200,000	220,804
Lamar Media Corp 5.000% due 05/01/23	200,000	203,998
5.375% due 01/15/24	45,000	45,994
5.750% due 02/01/26	330,000	350,377
LCPR Senior Secured Financing DAC 6.750% due 10/15/27 ~	350,000	371,647
Lee Enterprises Inc 9.500% due 03/15/22 ~	100,000	93,281
Level 3 Financing Inc 4.625% due 09/15/27 ~	400,000	410,260
5.125% due 05/01/23	150,000	151,250
5.250% due 03/15/26	100,000	104,185
5.375% due 08/15/22	156,000	156,616

	Principal Amount	Value
5.375% due 01/15/24	$591,000	$602,327
5.375% due 05/01/25	80,000	82,967
5.625% due 02/01/23	75,000	75,412
Liberty Interactive LLC 8.250% due 02/01/30	300,000	296,805
Match Group Inc 5.000% due 12/15/27 ~	100,000	104,535
5.625% due 02/15/29 ~	100,000	106,785
McGraw-Hill Global Education Holdings LLC 7.875% due 05/15/24 ~	100,000	86,292
MDC Partners Inc 6.500% due 05/01/24 ~	250,000	226,875
Meredith Corp 6.875% due 02/01/26	375,000	390,955
Metropolitan Light Co Ltd (Hong Kong) 5.500% due 11/21/22 ~	200,000	206,868
Midcontinent Communications 5.375% due 08/15/27 ~	100,000	106,035
Netflix Inc 4.375% due 11/15/26	1,105,000	1,134,669
4.875% due 04/15/28	200,000	208,245
4.875% due 06/15/30 ~	216,000	219,775
5.375% due 02/01/21	100,000	103,350
5.375% due 11/15/29 ~	422,000	450,202
5.500% due 02/15/22	350,000	371,437
5.875% due 02/15/25	225,000	251,344
5.875% due 11/15/28	280,000	310,915
6.375% due 05/15/29	80,000	91,248
Nexstar Broadcasting Inc 5.625% due 07/15/27 ~	438,000	462,375
5.625% due 08/01/24 ~	359,000	375,006
Nokia OYJ (Finland) 3.375% due 06/12/22	120,000	121,799
4.375% due 06/12/27	320,000	334,192
6.625% due 05/15/39	50,000	58,156
NortonLifeLock Inc 5.000% due 04/15/25 ~	590,000	602,875
Outfront Media Capital LLC 4.625% due 03/15/30 ~	68,000	69,316
5.000% due 08/15/27 ~	115,000	120,675
5.625% due 02/15/24	375,000	385,157
Photo Holdings Merger Sub Inc 8.500% due 10/01/26 ~	250,000	232,968
Plantronics Inc 5.500% due 05/31/23 ~	126,000	123,479
Qualitytech LP 4.750% due 11/15/25 ~	60,000	62,350
Quebecor Media Inc (Canada) 5.750% due 01/15/23	300,000	326,500
Qwest Corp 6.875% due 09/15/33	300,000	301,800
7.250% due 09/15/25	35,000	40,259
Radiate Holdco LLC 6.625% due 02/15/25 ~	125,000	126,614
Salem Media Group Inc 6.750% due 06/01/24 ~	50,000	46,250
Scripps Escrow Inc 5.875% due 07/15/27 ~	150,000	157,403
Sinclair Television Group Inc 5.500% due 03/01/30 ~	200,000	204,870
5.625% due 08/01/24 ~	295,000	304,096
5.875% due 03/15/26 ~	150,000	158,115
Sirius XM Radio Inc 3.875% due 08/01/22 ~	241,000	246,722
4.625% due 05/15/23 ~	80,000	81,367
4.625% due 07/15/24 ~	120,000	126,250
5.000% due 08/01/27 ~	160,000	169,096
5.375% due 04/15/25 ~	800,000	828,292
5.375% due 07/15/26 ~	371,000	395,008
5.500% due 07/01/29 ~	560,000	606,530

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-37

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Sprint Capital Corp 6.875% due 11/15/28	$800,000	$863,480
8.750% due 03/15/32	600,000	729,360
Sprint Communications Inc 6.000% due 11/15/22	400,000	420,212
11.500% due 11/15/21	200,000	228,864
Sprint Corp 7.125% due 06/15/24	1,700,000	1,837,419
7.250% due 09/15/21	850,000	900,422
7.625% due 02/15/25	250,000	274,962
7.625% due 03/01/26	300,000	331,395
7.875% due 09/15/23	305,000	337,152
T-Mobile USA Inc 4.000% due 04/15/22	100,000	102,624
4.500% due 02/01/26	845,000	867,688
4.750% due 02/01/28	495,000	519,582
5.125% due 04/15/25	30,000	31,109
6.000% due 03/01/23	365,000	372,331
6.000% due 04/15/24	700,000	724,493
6.375% due 03/01/25	325,000	336,510
6.500% due 01/15/26	280,000	300,737
TEGNA Inc 4.875% due 09/15/21 ~	200,000	200,750
5.000% due 09/15/29 ~	504,000	513,450
5.125% due 07/15/20	45,000	45,158
5.500% due 09/15/24 ~	300,000	310,875
6.375% due 10/15/23	100,000	103,125
Telecom Italia Capital SA (Italy) 6.000% due 09/30/34	200,000	214,964
6.375% due 11/15/33	700,000	778,295
7.200% due 07/18/36	350,000	415,590
Telecom Italia SPA (Italy) 5.303% due 05/30/24 ~	250,000	269,372
Telefonaktiebolaget LM Ericsson (Sweden) 4.125% due 05/15/22	300,000	312,562
Telenet Finance Luxembourg Notes SARL (Belgium) 5.500% due 03/01/28 ~	200,000	215,300
Telesat Canada (Canada) 4.875% due 06/01/27 ~	150,000	153,000
6.500% due 10/15/27 ~	134,000	139,943
Terrier Media Buyer Inc 8.875% due 12/15/27 ~	244,000	258,640
The EW Scripps Co 5.125% due 05/15/25 ~	100,000	102,542
Townsquare Media Inc 6.500% due 04/01/23 ~	45,000	45,806
Trilogy International Partners LLC (New Zealand) 8.875% due 05/01/22 ~	100,000	94,281
Twitter Inc 3.875% due 12/15/27 ~	167,000	167,331
Uber Technologies Inc 7.500% due 11/01/23 ~	150,000	157,124
7.500% due 09/15/27 ~	232,000	238,604
8.000% due 11/01/26 ~	450,000	470,170
United States Cellular Corp 6.700% due 12/15/33	100,000	109,732
Univision Communications Inc 5.125% due 05/15/23 ~	350,000	350,000
5.125% due 02/15/25 ~	499,000	494,634
6.750% due 09/15/22 ~	29,000	29,517
UPC Holding BV (Netherlands) 5.500% due 01/15/28 ~	200,000	203,120
UPCB Finance IV Ltd (Netherlands) 5.375% due 01/15/25 ~	200,000	206,017
Urban One Inc 7.375% due 04/15/22 ~	100,000	98,781
VEON Holdings BV (Netherlands) 3.950% due 06/16/21 ~	200,000	203,620
4.000% due 04/09/25 ~	200,000	208,662

	Principal Amount	Value
VeriSign Inc 4.625% due 05/01/23	$75,000	$76,356
4.750% due 07/15/27	95,000	100,401
5.250% due 04/01/25	400,000	441,758
ViacomCBS Inc 5.875% due 02/28/57	120,000	125,025
6.250% due 02/28/57	292,000	324,346
ViaSat Inc 5.625% due 04/15/27 ~	220,000	235,807
5.625% due 09/15/25 ~	148,000	152,749
Videotron Ltd (Canada) 5.000% due 07/15/22	200,000	211,499
5.125% due 04/15/27 ~	200,000	214,464
5.375% due 06/15/24 ~	100,000	110,249
Virgin Media Finance PLC (United Kingdom) 5.750% due 01/15/25 ~	250,000	257,916
6.000% due 10/15/24 ~	200,000	206,583
Virgin Media Secured Finance PLC (United Kingdom) 5.500% due 08/15/26 ~	100,000	105,232
5.500% due 05/15/29 ~	400,000	424,240
Vodafone Group PLC (United Kingdom) 7.000% due 04/04/79	600,000	704,491
Zayo Group LLC 5.750% due 01/15/27 ~	295,000	300,634
6.000% due 04/01/23	190,000	194,671
6.375% due 05/15/25	700,000	723,040
Ziggo Bond Co BV (Netherlands) 6.000% due 01/15/27 ~	200,000	211,464
Ziggo BV (Netherlands) 4.875% due 01/15/30 ~	200,000	206,927
5.500% due 01/15/27 ~	550,000	585,392

		76,362,849

Consumer, Cyclical - 16.5%

24 Hour Fitness Worldwide Inc 8.000% due 06/01/22 ~	70,000	32,397
Adient Global Holdings Ltd 4.875% due 08/15/26 ~	200,000	179,005
Adient US LLC 7.000% due 05/15/26 ~	287,000	313,368
Air Canada (Canada) 7.750% due 04/15/21 ~	150,000	159,975
Allison Transmission Inc 4.750% due 10/01/27 ~	250,000	260,087
5.000% due 10/01/24 ~	270,000	277,085
5.875% due 06/01/29 ~	46,000	50,477
AMC Entertainment Holdings Inc 5.750% due 06/15/25	300,000	278,125
5.875% due 11/15/26	215,000	194,268
American Airlines Group Inc 5.000% due 06/01/22 ~	264,000	276,540
American Axle & Manufacturing Inc 6.250% due 04/01/25	400,000	417,334
6.250% due 03/15/26	75,000	76,995
6.500% due 04/01/27	65,000	67,602
6.625% due 10/15/22	114,000	115,888
American Builders & Contractors Supply Co Inc 4.000% due 01/15/28 ~	129,000	131,174
5.875% due 05/15/26 ~	80,000	85,148
Anixter Inc 5.125% due 10/01/21	50,000	52,043
5.500% due 03/01/23	100,000	105,542
6.000% due 12/01/25	50,000	52,146
Aramark Services Inc 5.000% due 04/01/25 ~	100,000	104,499
5.000% due 02/01/28 ~	600,000	633,360
5.125% due 01/15/24	115,000	118,253

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-38

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Arrow Bidco LLC 9.500% due 03/15/24 ~	$125,000	$119,739
Asbury Automotive Group Inc 6.000% due 12/15/24	250,000	258,646
Ashton Woods USA LLC 6.750% due 08/01/25 ~	100,000	102,542
BCD Acquisition Inc 9.625% due 09/15/23 ~	180,000	185,848
Beacon Roofing Supply Inc 4.500% due 11/15/26 ~	150,000	154,687
4.875% due 11/01/25 ~	527,000	530,734
Beazer Homes USA Inc 6.750% due 03/15/25	250,000	263,229
7.250% due 10/15/29 ~	100,000	107,002
Bed Bath & Beyond Inc 4.915% due 08/01/34	250,000	191,707
5.165% due 08/01/44	200,000	145,500
Boyd Gaming Corp 4.750% due 12/01/27 ~	326,000	339,236
6.000% due 08/15/26	165,000	177,639
6.375% due 04/01/26	400,000	431,115
Brinker International Inc 3.875% due 05/15/23	200,000	203,000
5.000% due 10/01/24 ~	100,000	106,041
Brookfield Residential Properties Inc (Canada) 6.125% due 07/01/22 ~	300,000	305,248
6.250% due 09/15/27 ~	63,000	66,582
6.375% due 05/15/25 ~	50,000	52,146
Caesars Resort Collection LLC 5.250% due 10/15/25 ~	524,000	542,995
Caleres Inc 6.250% due 08/15/23	59,000	61,139
Carlson Travel Inc 6.750% due 12/15/23 ~	129,000	131,956
Carvana Co 8.875% due 10/01/23 ~	284,000	300,151
CCM Merger Inc 6.000% due 03/15/22 ~	135,000	138,037
Cedar Fair LP 5.250% due 07/15/29 ~	55,000	59,364
5.375% due 06/01/24	200,000	206,083
5.375% due 04/15/27	80,000	86,272
Century Communities Inc 5.875% due 07/15/25	150,000	156,625
6.750% due 06/01/27 ~	148,000	159,029
Churchill Downs Inc 4.750% due 01/15/28 ~	81,000	83,985
5.500% due 04/01/27 ~	230,000	244,225
Cinemark USA Inc 4.875% due 06/01/23	425,000	432,964
5.125% due 12/15/22	15,000	15,207
Cirsa Finance International SARL (Spain) 7.875% due 12/20/23 ~	200,000	212,342
Conn’s Inc 7.250% due 07/15/22	150,000	149,672
Constellation Merger Sub Inc 8.500% due 09/15/25 ~	100,000	87,542
Core & Main Holding LP 8.625% Cash or 9.375% PIK due 09/15/24 ~	100,000	104,292
Core & Main LP 6.125% due 08/15/25 ~	110,000	114,399
Dana Financing Luxembourg SARL 5.750% due 04/15/25 ~	300,000	314,374
Dana Inc 5.375% due 11/15/27	188,000	194,110
5.500% due 12/15/24	200,000	206,167
Delphi Technologies PLC 5.000% due 10/01/25 ~	205,000	190,137

	Principal Amount	Value
Diamond Resorts International Inc 7.750% due 09/01/23 ~	$155,000	$159,813
10.750% due 09/01/24 ~	125,000	131,302
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500% due 02/15/23 ~	100,000	105,292
DriveTime Automotive Group Inc 8.000% due 06/01/21 ~	100,000	101,813
eG Global Finance PLC (United Kingdom) 6.750% due 02/07/25 ~	200,000	203,417
8.500% due 10/30/25 ~	200,000	212,667
Eldorado Resorts Inc 6.000% due 09/15/26	45,000	49,641
6.000% due 04/01/25	490,000	516,747
Ferrellgas LP 6.500% due 05/01/21	100,000	86,790
6.750% due 06/15/23	350,000	296,770
Fiat Chrysler Automobiles NV (United Kingdom) 5.250% due 04/15/23	450,000	482,058
Forestar Group Inc 8.000% due 04/15/24 ~	145,000	158,110
GameStop Corp 6.750% due 03/15/21 ~	100,000	98,500
Golden Entertainment Inc 7.625% due 04/15/26 ~	150,000	161,981
Golden Nugget Inc 6.750% due 10/15/24 ~	460,000	477,245
8.750% due 10/01/25 ~	110,000	117,905
Group 1 Automotive Inc 5.000% due 06/01/22	165,000	167,680
Guitar Center Inc 9.500% due 10/15/21 ~	175,000	172,688
H&E Equipment Services Inc 5.625% due 09/01/25	343,000	360,292
Hanesbrands Inc 4.625% due 05/15/24 ~	161,000	170,123
4.875% due 05/15/26 ~	380,000	403,028
HD Supply Inc 5.375% due 10/15/26 ~	225,000	239,023
Hilton Domestic Operating Co Inc 4.250% due 09/01/24	155,000	158,358
4.875% due 01/15/30	125,000	132,716
5.125% due 05/01/26	665,000	701,806
Hilton Grand Vacations Borrower LLC 6.125% due 12/01/24	100,000	108,291
Hilton Worldwide Finance LLC
4.625% due 04/01/25	320,000	329,733
4.875% due 04/01/27	115,000	122,400
IAA Inc 5.500% due 06/15/27 ~	159,000	169,232
IHO Verwaltungs GmbH (Germany) 4.750% Cash or 5.500% PIK due 09/15/26 ~	200,000	204,464
6.375% Cash or 7.125% PIK due 05/15/29 ~	200,000	215,569
International Game Technology PLC 6.250% due 02/15/22 ~	400,000	422,712
6.500% due 02/15/25 ~	600,000	674,994
IRB Holding Corp 6.750% due 02/15/26 ~	100,000	105,035
Jack Ohio Finance LLC 10.250% due 11/15/22 ~	100,000	105,831
Jacobs Entertainment Inc 7.875% due 02/01/24 ~	50,000	53,146
Jaguar Land Rover Automotive PLC (United Kingdom) 4.500% due 10/01/27 ~	325,000	286,755
JC Penney Corp Inc 5.650% due 06/01/20	2,000	1,886
5.875% due 07/01/23 ~	180,000	154,798

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-39

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
6.375% due 10/15/36	$51,000	$16,830
7.400% due 04/01/37	63,000	22,050
8.625% due 03/15/25 ~	270,000	160,087
KAR Auction Services Inc 5.125% due 06/01/25 ~	330,000	343,888
KB Home 4.800% due 11/15/29	75,000	76,688
6.875% due 06/15/27	75,000	87,026
7.000% due 12/15/21	100,000	107,540
7.500% due 09/15/22	100,000	112,531
7.625% due 05/15/23	215,000	241,427
KFC Holding Co 4.750% due 06/01/27 ~	100,000	105,482
5.000% due 06/01/24 ~	563,000	584,583
5.250% due 06/01/26 ~	142,000	150,169
KGA Escrow LLC 7.500% due 08/15/23 ~	100,000	106,042
L Brands Inc 5.250% due 02/01/28	270,000	256,324
5.625% due 02/15/22	403,000	424,875
5.625% due 10/15/23	200,000	216,167
6.694% due 01/15/27	195,000	195,555
6.750% due 07/01/36	90,000	79,209
6.875% due 11/01/35	150,000	134,516
6.950% due 03/01/33	125,000	103,481
7.500% due 06/15/29	175,000	180,574
7.600% due 07/15/37	100,000	86,845
Lennar Corp 2.950% due 11/29/20	100,000	100,540
4.125% due 01/15/22	260,000	266,963
4.500% due 04/30/24	615,000	650,876
4.750% due 04/01/21	90,000	92,189
4.750% due 11/15/22	100,000	105,178
4.750% due 05/30/25	100,000	107,708
4.750% due 11/29/27	118,000	127,363
4.875% due 12/15/23	50,000	53,583
5.000% due 06/15/27	100,000	108,785
5.250% due 06/01/26	280,000	307,397
5.375% due 10/01/22	38,000	40,672
5.875% due 11/15/24	100,000	111,541
6.250% due 12/15/21	100,000	105,415
8.375% due 01/15/21	100,000	106,040
Levi Strauss & Co 5.000% due 05/01/25	140,000	144,608
LGI Homes Inc 6.875% due 07/15/26 ~	75,000	78,776
Lions Gate Capital Holdings LLC 5.875% due 11/01/24 ~	190,000	193,404
6.375% due 02/01/24 ~	160,000	167,602
Lithia Motors Inc 4.625% due 12/15/27 ~	150,000	154,554
Live Nation Entertainment Inc 4.750% due 10/15/27 ~	317,000	328,681
4.875% due 11/01/24 ~	115,000	119,311
5.625% due 03/15/26 ~	81,000	86,496
LKQ Corp 4.750% due 05/15/23	100,000	101,630
LTF Merger Sub Inc 8.500% due 06/15/23 ~	100,000	102,292
M/I Homes Inc 6.750% due 01/15/21	100,000	100,415
Marriott Ownership Resorts Inc 4.750% due 01/15/28 ~	150,000	153,990
6.500% due 09/15/26	245,000	267,203
Mattamy Group Corp (Canada) 5.250% due 12/15/27 ~	82,000	85,485
6.500% due 10/01/25 ~	250,000	267,396
Mattel Inc 3.150% due 03/15/23	395,000	390,226
5.875% due 12/15/27 ~	116,000	122,450

	Principal Amount	Value
6.200% due 10/01/40	$134,000	$122,400
6.750% due 12/31/25 ~	397,000	427,523
MDC Holdings Inc 5.500% due 01/15/24	100,000	109,041
6.000% due 01/15/43	150,000	156,266
Melco Resorts Finance Ltd (Hong Kong) 4.875% due 06/06/25 ~	285,000	293,263
5.625% due 07/17/27 ~	600,000	626,437
Meritage Homes Corp 5.125% due 06/06/27	200,000	213,569
6.000% due 06/01/25	200,000	224,083
Meritor Inc 6.250% due 02/15/24	100,000	102,762
MGM China Holdings Ltd (Macau) 5.375% due 05/15/24 ~	200,000	208,417
5.875% due 05/15/26 ~	200,000	212,375
MGM Resorts International 4.625% due 09/01/26	150,000	159,348
5.500% due 04/15/27	359,000	399,154
5.750% due 06/15/25	350,000	392,871
6.000% due 03/15/23	500,000	549,792
7.750% due 03/15/22	200,000	223,356
Michaels Stores Inc 8.000% due 07/15/27 ~	155,000	148,312
Mohegan Gaming & Entertainment 7.875% due 10/15/24 ~	155,000	158,552
Motion Bondco DAC (United Kingdom) 6.625% due 11/15/27 ~	200,000	212,250
Murphy Oil USA Inc 4.750% due 09/15/29	99,000	104,734
5.625% due 05/01/27	100,000	107,535
Navistar International Corp 6.625% due 11/01/25 ~	326,000	332,792
NCL Corp Ltd 3.625% due 12/15/24 ~	193,000	196,136
Neiman Marcus Group Ltd LLC 8.000% due 10/25/24 ~	325,000	104,000
New Red Finance Inc (Canada) 3.875% due 01/15/28 ~	98,000	98,426
4.250% due 05/15/24 ~	515,000	528,949
4.375% due 01/15/28 ~	214,000	214,931
5.000% due 10/15/25 ~	804,000	831,806
Newell Brands Inc 3.850% due 04/01/23	300,000	311,756
4.200% due 04/01/26	185,000	192,881
5.375% due 04/01/36	130,000	140,698
5.500% due 04/01/46	350,000	374,804
Panther BF Aggregator 2 LP 6.250% due 05/15/26 ~	311,000	335,685
8.500% due 05/15/27 ~	562,000	598,165
Party City Holdings Inc 6.625% due 08/01/26 ~	285,000	201,587
Penn National Gaming Inc 5.625% due 01/15/27 ~	100,000	105,965
Penske Automotive Group Inc 5.500% due 05/15/26	315,000	330,545
5.750% due 10/01/22	100,000	101,624
Performance Food Group Inc
5.500% due 06/01/24 ~	50,000	51,396
5.500% due 10/15/27 ~	295,000	316,026
PetSmart Inc 5.875% due 06/01/25 ~	318,000	324,757
7.125% due 03/15/23 ~	617,000	606,202
8.875% due 06/01/25 ~	75,000	74,250
PriSo Acquisition Corp 9.000% due 05/15/23 ~	50,000	49,750
PulteGroup Inc 4.250% due 03/01/21	114,000	116,183
5.000% due 01/15/27	380,000	414,703
5.500% due 03/01/26	249,000	278,836
6.000% due 02/15/35	100,000	112,010
6.375% due 05/15/33	100,000	117,072

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-40

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Resideo Funding Inc 6.125% due 11/01/26 ~	$90,000	$90,902
Rite Aid Corp 6.125% due 04/01/23 ~	490,000	452,025
Sabre GLBL Inc
5.250% due 11/15/23 ~	280,000	288,047
5.375% due 04/15/23 ~	47,000	48,250
Sally Holdings LLC 5.625% due 12/01/25	265,000	278,042
Scientific Games International Inc 5.000% due 10/15/25 ~	305,000	320,250
7.000% due 05/15/28 ~	224,000	240,094
7.250% due 11/15/29 ~	156,000	169,939
8.250% due 03/15/26 ~	600,000	662,624
Shea Homes LP 5.875% due 04/01/23 ~	100,000	102,167
6.125% due 04/01/25 ~	50,000	51,896
Six Flags Entertainment Corp 4.875% due 07/31/24 ~	400,000	415,334
5.500% due 04/15/27 ~	100,000	106,810
SRS Distribution Inc 8.250% due 07/01/26 ~	100,000	103,535
Staples Inc 7.500% due 04/15/26 ~	600,000	623,624
10.750% due 04/15/27 ~	297,000	302,004
Stars Group Holdings BV (Canada) 7.000% due 07/15/26 ~	423,000	459,209
Station Casinos LLC 5.000% due 10/01/25 ~	134,000	136,680
Studio City Finance Ltd (Macau) 7.250% due 02/11/24 ~	200,000	211,917
Suburban Propane Partners LP 5.500% due 06/01/24	50,000	51,500
5.875% due 03/01/27	300,000	312,854
Sugarhouse HSP Gaming Prop Mezz LP 5.875% due 05/15/25 ~	100,000	100,042
Taylor Morrison Communities Inc 5.625% due 03/01/24 ~	100,000	108,291
5.750% due 01/15/28 ~	100,000	109,285
5.875% due 04/15/23 ~	150,000	162,062
5.875% due 06/15/27 ~	144,000	158,734
Tempur Sealy International Inc 5.500% due 06/15/26	214,000	225,898
5.625% due 10/15/23	100,000	103,167
Tenneco Inc 5.000% due 07/15/26	180,000	166,054
5.375% due 12/15/24	25,000	23,698
Tesla Inc 5.300% due 08/15/25 ~	544,000	529,035
The Enterprise Development Authority 12.000% due 07/15/24 ~	80,000	91,833
The Gap Inc 5.950% due 04/12/21	350,000	363,621
The Goodyear Tire & Rubber Co 4.875% due 03/15/27	135,000	139,975
5.000% due 05/31/26	180,000	187,533
5.125% due 11/15/23	615,000	627,054
The Men’s Wearhouse Inc 7.000% due 07/01/22	140,000	134,094
The New Home Co Inc 7.250% due 04/01/22	119,000	115,765
The Scotts Miracle-Gro Co 4.500% due 10/15/29 ~	200,000	204,945
5.250% due 12/15/26	100,000	107,035
The William Carter Co 5.625% due 03/15/27 ~	214,000	230,547
Titan International Inc 6.500% due 11/30/23	150,000	128,687
Toll Brothers Finance Corp 3.800% due 11/01/29	100,000	99,378
4.350% due 02/15/28	400,000	418,139

	Principal Amount	Value
4.375% due 04/15/23	$200,000	$210,083
5.875% due 02/15/22	100,000	106,031
TRI Pointe Group Inc 5.250% due 06/01/27	100,000	104,785
5.875% due 06/15/24	200,000	218,083
Twin River Worldwide Holdings Inc 6.750% due 06/01/27 ~	150,000	157,177
Under Armour Inc 3.250% due 06/15/26	200,000	194,580
United Airlines Holdings Inc 4.250% due 10/01/22	100,000	104,625
4.875% due 01/15/25	150,000	159,437
5.000% due 02/01/24	200,000	213,960
6.000% due 12/01/20	150,000	155,160
Viking Cruises Ltd 5.875% due 09/15/27 ~	434,000	464,640
Virgin Australia Holdings Ltd (Australia) 7.875% due 10/15/21 ~	100,000	103,486
8.125% due 11/15/24 ~	100,000	99,635
Vista Outdoor Inc 5.875% due 10/01/23	100,000	96,013
VOC Escrow Ltd 5.000% due 02/15/28 ~	160,000	167,896
Wabash National Corp 5.500% due 10/01/25 ~	75,000	75,219
WestJet Airlines Ltd (Canada) 3.500% due 06/16/21 ~	100,000	101,609
William Lyon Homes Inc 5.875% due 01/31/25	150,000	154,750
6.000% due 09/01/23	100,000	104,542
6.625% due 07/15/27 ~	100,000	108,785
7.000% due 08/15/22	14,000	14,044
Williams Scotsman International Inc 6.875% due 08/15/23 ~	129,000	136,149
7.875% due 12/15/22 ~	45,000	47,039
WMG Acquisition Corp 4.875% due 11/01/24 ~	15,000	15,569
5.500% due 04/15/26 ~	200,000	211,069
Wolverine Escrow LLC 8.500% due 11/15/24 ~	180,000	186,675
9.000% due 11/15/26 ~	225,000	236,100
13.125% due 11/15/27 ~	150,000	154,500
Wolverine World Wide Inc 5.000% due 09/01/26 ~	100,000	101,750
Wyndham Destinations Inc 4.250% due 03/01/22	100,000	102,249
4.625% due 03/01/30 ~	150,000	150,656
5.400% due 04/01/24	300,000	318,499
5.750% due 04/01/27	150,000	163,177
Wyndham Hotels & Resorts Inc 5.375% due 04/15/26 ~	185,000	195,605
Wynn Las Vegas LLC 4.250% due 05/30/23 ~	100,000	104,980
5.250% due 05/15/27 ~	70,000	74,463
5.500% due 03/01/25 ~	800,000	858,992
Wynn Macau Ltd (Macau) 5.125% due 12/15/29 ~	90,000	92,071
5.500% due 10/01/27 ~	400,000	416,929
Wynn Resorts Finance LLC 5.125% due 10/01/29 ~	210,000	225,881
Yum! Brands Inc 3.750% due 11/01/21	200,000	204,580
3.875% due 11/01/20	100,000	101,164
4.750% due 01/15/30 ~	335,000	351,532
5.350% due 11/01/43	100,000	99,344
6.875% due 11/15/37	100,000	116,343

		60,030,694

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-41

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Consumer, Non-Cyclical - 17.0%

Acadia Healthcare Co Inc 5.625% due 02/15/23	$215,000	$218,942
6.125% due 03/15/21	100,000	100,250
6.500% due 03/01/24	100,000	103,917
ACCO Brands Corp 5.250% due 12/15/24 ~	200,000	208,833
ACE Cash Express Inc 12.000% due 12/15/22 ~	90,000	76,950
Advanz Pharma Corp (Canada) 8.000% due 09/06/24	32,000	30,400
Ahern Rentals Inc 7.375% due 05/15/23 ~	175,000	139,198
Air Medical Group Holdings Inc 6.375% due 05/15/23 ~	100,000	89,792
Albertsons Cos Inc 4.625% due 01/15/27 ~	250,000	250,162
5.750% due 03/15/25	770,000	799,195
5.875% due 02/15/28 ~	177,000	188,390
6.625% due 06/15/24	334,000	350,416
7.500% due 03/15/26 ~	125,000	140,547
Algeco Global Finance PLC (United Kingdom) 8.000% due 02/15/23 ~	145,000	141,555
Allied Universal Holdco LLC 6.625% due 07/15/26 ~	288,000	310,053
9.750% due 07/15/27 ~	297,000	317,966
AMN Healthcare Inc 4.625% due 10/01/27 ~	200,000	201,069
5.125% due 10/01/24 ~	100,000	103,792
Aptim Corp 7.750% due 06/15/25 ~	150,000	90,437
ASGN Inc 4.625% due 05/15/28 ~	79,000	81,349
ASP AMC Merger Sub Inc 8.000% due 05/15/25 ~	130,000	86,829
Atento Luxco 1 SA (Spain) 6.125% due 08/10/22 ~	150,000	148,313
Avantor Inc 6.000% due 10/01/24 ~	435,000	464,717
9.000% due 10/01/25 ~	561,000	628,104
Avis Budget Car Rental LLC 5.250% due 03/15/25 ~	250,000	257,916
5.500% due 04/01/23	55,000	56,123
5.750% due 07/15/27 ~	125,000	130,316
6.375% due 04/01/24 ~	100,000	104,042
Avon International Capital PLC (United Kingdom) 6.500% due 08/15/22 ~	125,000	130,039
Avon International Operations Inc (United Kingdom) 7.875% due 08/15/22 ~	320,000	334,398
Avon Products Inc (United Kingdom) 7.000% due 03/15/23	200,000	218,062
B&G Foods Inc 5.250% due 04/01/25	408,000	420,409
5.250% due 09/15/27	107,000	108,204
Bausch Health Americas Inc 8.500% due 01/31/27 ~	145,000	165,394
9.250% due 04/01/26 ~	385,000	442,923
Bausch Health Cos Inc 5.000% due 01/30/28 ~	240,000	246,934
5.250% due 01/30/30 ~	200,000	207,900
5.500% due 11/01/25 ~	246,000	257,583
5.750% due 08/15/27 ~	140,000	152,159
5.875% due 05/15/23 ~	297,000	299,784
6.125% due 04/15/25 ~	1,300,000	1,345,909
6.500% due 03/15/22 ~	190,000	194,512
7.000% due 03/15/24 ~	855,000	890,983

	Principal Amount	Value
7.000% due 01/15/28 ~	$388,000	$427,518
7.250% due 05/30/29 ~	98,000	112,146
9.000% due 12/15/25 ~	939,000	1,070,178
BCPE Cycle Merger Sub II Inc 10.625% due 07/15/27 ~	175,000	179,873
C&S Group Enterprises LLC 5.375% due 07/15/22 ~	100,000	101,250
Capitol Investment Merger Sub 2 LLC 10.000% due 08/01/24 ~	125,000	130,052
Cardtronics Inc 5.500% due 05/01/25 ~	100,000	104,042
Carriage Services Inc 6.625% due 06/01/26 ~	225,000	240,266
Catalent Pharma Solutions Inc 4.875% due 01/15/26 ~	175,000	181,623
5.000% due 07/15/27 ~	115,000	120,675
Centene Corp 4.250% due 12/15/27 ~	315,000	324,639
4.625% due 12/15/29 ~	606,000	639,754
4.750% due 05/15/22	550,000	561,979
4.750% due 01/15/25	670,000	697,346
4.750% due 01/15/25 ~	91,000	94,714
5.375% due 06/01/26 ~	300,000	318,930
6.125% due 02/15/24	369,000	383,299
Central Garden & Pet Co 5.125% due 02/01/28	100,000	103,785
Charles River Laboratories International Inc 4.250% due 05/01/28 ~	192,000	195,955
5.500% due 04/01/26 ~	100,000	107,732
Chobani LLC 7.500% due 04/15/25 ~	175,000	176,311
CHS 6.875% due 04/01/28 ~	459,000	263,342
8.000% due 12/15/27 ~	189,000	191,363
CHS/Community Health Systems Inc 5.125% due 08/01/21	175,000	175,394
6.250% due 03/31/23	415,000	422,262
6.875% due 02/01/22	100,000	81,250
8.000% due 03/15/26 ~	250,000	257,968
8.125% due 06/30/24 ~	378,000	310,901
8.625% due 01/15/24 ~	1,030,000	1,094,365
9.875% due 06/30/23 ~	500,000	436,457
Cooke Omega Investments Inc (Canada) 8.500% due 12/15/22 ~	50,000	50,516
Cott Holdings Inc (Canada) 5.500% due 04/01/25 ~	220,000	230,359
Coty Inc 6.500% due 04/15/26 ~	75,000	79,127
Darling Ingredients Inc 5.250% due 04/15/27 ~	299,000	318,756
DaVita Inc 5.000% due 05/01/25	173,000	178,334
5.125% due 07/15/24	1,000,000	1,027,085
Dole Food Co Inc 7.250% due 06/15/25 ~	50,000	48,521
Eagle Holding Co II LLC 7.625% Cash or 8.375% PIK due 05/15/22 ~	165,000	168,008
7.750% Cash or 8.500% PIK due 05/15/22 ~	90,000	91,544
Edgewell Personal Care Co 4.700% due 05/19/21	150,000	153,713
4.700% due 05/24/22	200,000	207,999
Elanco Animal Health Inc 3.912% due 08/27/21	35,000	35,907
4.272% due 08/28/23	395,000	417,188
4.900% due 08/28/28	130,000	141,407
Encompass Health Corp 4.500% due 02/01/28	39,000	40,486
4.750% due 02/01/30	46,000	47,810

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-42

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
5.125% due 03/15/23	$100,000	$102,042
5.750% due 11/01/24	263,000	266,507
5.750% due 09/15/25	100,000	105,042
Endo Dac 5.875% due 10/15/24 ~	200,000	194,583
6.000% due 07/15/23 ~	573,000	415,419
6.000% due 02/01/25 ~	200,000	135,438
Envision Healthcare Corp 8.750% due 10/15/26 ~	350,000	217,997
FAGE International SA (Luxembourg) 5.625% due 08/15/26 ~	100,000	92,285
First Quality Finance Co Inc 5.000% due 07/01/25 ~	150,000	156,500
Flexi-Van Leasing Inc 10.000% due 02/15/23 ~	50,000	47,625
Gartner Inc 5.125% due 04/01/25 ~	255,000	266,050
Graham Holdings Co 5.750% due 06/01/26 ~	100,000	107,035
GW B-CR Security Corp (Canada) 9.500% due 11/01/27 ~	78,000	83,409
H-Food Holdings LLC 8.500% due 06/01/26 ~	100,000	93,822
Harsco Corp 5.750% due 07/31/27 ~	110,000	117,567
HCA Healthcare Inc 6.250% due 02/15/21	300,000	313,425
HCA Inc 5.375% due 02/01/25	450,000	498,562
5.375% due 09/01/26	700,000	781,392
5.625% due 09/01/28	225,000	256,826
5.875% due 05/01/23	450,000	498,260
5.875% due 02/15/26	300,000	341,694
5.875% due 02/01/29	275,000	318,312
7.050% due 12/01/27	270,000	320,287
7.500% due 02/15/22	850,000	940,763
7.690% due 06/15/25	150,000	181,187
8.360% due 04/15/24	100,000	122,000
Herc Holdings Inc 5.500% due 07/15/27 ~	330,000	348,158
Hill-Rom Holdings Inc 4.375% due 09/15/27 ~	66,000	68,085
5.000% due 02/15/25 ~	125,000	130,364
HLF Financing SARL LLC 7.250% due 08/15/26 ~	65,000	68,981
Hologic Inc 4.375% due 10/15/25 ~	315,000	325,894
4.625% due 02/01/28 ~	100,000	106,285
Horizon Therapeutics USA Inc 5.500% due 08/01/27 ~	200,000	216,390
Immucor Inc 11.125% due 02/15/22 ~	100,000	100,031
Ingles Markets Inc 5.750% due 06/15/23	156,000	159,313
Jaguar Holding Co II 6.375% due 08/01/23 ~	321,000	332,131
JBS Investments II GmbH 5.750% due 01/15/28 ~	200,000	211,270
7.000% due 01/15/26 ~	450,000	490,342
JBS USA LUX SA 5.500% due 01/15/30 ~	421,000	452,975
5.750% due 06/15/25 ~	562,000	583,308
5.875% due 07/15/24 ~	184,000	189,566
6.500% due 04/15/29 ~	298,000	331,713
6.750% due 02/15/28 ~	285,000	315,455
KeHE Distributors LLC 8.625% due 10/15/26 ~	33,000	34,629
Kinetic Concepts Inc 12.500% due 11/01/21 ~	150,000	154,748
Korn Ferry 4.625% due 12/15/27 ~	150,000	151,125

	Principal Amount	Value
Kronos Acquisition Holdings Inc (Canada) 9.000% due 08/15/23 ~	$260,000	$249,058
Lamb Weston Holdings Inc 4.625% due 11/01/24 ~	180,000	191,400
4.875% due 11/01/26 ~	375,000	398,194
Land O’Lakes Capital Trust 7.450% due 03/15/28 ~	43,000	48,483
Laureate Education Inc 8.250% due 05/01/25 ~	170,000	183,386
LSC Communications Inc 8.750% due 10/15/23 ~	100,000	54,292
Magellan Health Inc 4.900% due 09/22/24	150,000	154,187
Mallinckrodt International Finance SA 5.750% due 08/01/22 ~	110,000	45,375
10.000% due 04/15/25 ~	187,000	148,665
MEDNAX Inc 5.250% due 12/01/23 ~	165,000	169,057
6.250% due 01/15/27 ~	350,000	359,634
Midas Intermediate Holdco II LLC 7.875% due 10/01/22 ~	100,000	91,531
Molina Healthcare Inc 4.875% due 06/15/25 ~	250,000	257,604
5.375% due 11/15/22	120,000	127,771
MPH Acquisition Holdings LLC 7.125% due 06/01/24 ~	442,000	428,736
Nathan’s Famous Inc 6.625% due 11/01/25 ~	25,000	25,625
Nielsen Finance LLC 4.500% due 10/01/20	50,000	50,125
5.000% due 04/15/22 ~	670,000	673,705
NVA Holdings Inc 6.875% due 04/01/26 ~	100,000	108,375
Ortho-Clinical Diagnostics Inc 6.625% due 05/15/22 ~	400,000	398,497
Owens & Minor Inc 3.875% due 09/15/21	100,000	96,540
Par Pharmaceutical Inc 7.500% due 04/01/27 ~	391,000	390,032
Pilgrim’s Pride Corp 5.750% due 03/15/25 ~	496,000	513,715
5.875% due 09/30/27 ~	152,000	164,631
Polaris Intermediate Corp 8.500% Cash or 9.250% PIK due 12/01/22 ~	368,000	343,618
Post Holdings Inc 5.000% due 08/15/26 ~	159,000	168,238
5.500% due 03/01/25 ~	995,000	1,044,337
5.500% due 12/15/29 ~	325,000	347,149
5.625% due 01/15/28 ~	108,000	116,570
5.750% due 03/01/27 ~	205,000	220,339
Prestige Brands Inc 5.125% due 01/15/28 ~	200,000	210,000
6.375% due 03/01/24 ~	205,000	213,627
Prime Security Services Borrower LLC 5.250% due 04/15/24 ~	226,000	239,579
5.750% due 04/15/26 ~	396,000	431,147
9.250% due 05/15/23 ~	121,000	127,126
Pyxus International Inc 8.500% due 04/15/21 ~	50,000	48,395
9.875% due 07/15/21	200,000	96,950
Quorum Health Corp 11.625% due 04/15/23	100,000	85,479
Refinitiv US Holdings Inc 6.250% due 05/15/26 ~	215,000	235,016
8.250% due 11/15/26 ~	630,000	710,703
RegionalCare Hospital Partners Holdings Inc 8.250% due 05/01/23 ~	187,000	197,869
9.750% due 12/01/26 ~	500,000	566,262

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-43

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Revlon Consumer Products Corp 5.750% due 02/15/21	$150,000	$127,088
6.250% due 08/01/24	100,000	47,792
Ritchie Bros Auctioneers Inc (Canada) 5.375% due 01/15/25 ~	70,000	73,121
RR Donnelley & Sons Co 6.500% due 11/15/23	300,000	307,624
7.875% due 03/15/21	31,000	32,175
Safeway Inc 7.250% due 02/01/31	150,000	157,927
Select Medical Corp 6.250% due 08/15/26 ~	424,000	459,767
Service Corp International 4.625% due 12/15/27	53,000	55,376
5.125% due 06/01/29	206,000	219,256
5.375% due 05/15/24	815,000	841,149
Sigma Holdco BV (Netherlands) 7.875% due 05/15/26 ~	200,000	200,380
Simmons Foods Inc 5.750% due 11/01/24 ~	174,000	175,233
7.750% due 01/15/24 ~	50,000	54,021
Sotheby’s 7.375% due 10/15/27 ~	200,000	202,870
Spectrum Brands Inc 5.000% due 10/01/29 ~	86,000	89,040
5.750% due 07/15/25	449,000	469,771
Surgery Center Holdings Inc 6.750% due 07/01/25 ~	225,000	225,656
10.000% due 04/15/27 ~	90,000	99,031
Team Health Holdings Inc 6.375% due 02/01/25 ~	200,000	134,083
Teleflex Inc 4.625% due 11/15/27	156,000	165,619
4.875% due 06/01/26	150,000	157,177
Tenet Healthcare Corp 4.625% due 07/15/24	590,000	605,243
4.625% due 09/01/24 ~	87,000	90,815
4.875% due 01/01/26 ~	545,000	571,514
5.125% due 05/01/25	300,000	309,750
5.125% due 11/01/27 ~	526,000	556,245
6.250% due 02/01/27 ~	530,000	571,075
6.750% due 06/15/23	778,000	856,419
7.000% due 08/01/25	395,000	418,042
8.125% due 04/01/22	714,000	791,133
The Brink’s Co 4.625% due 10/15/27 ~	197,000	203,368
The Fresh Market Inc 9.750% due 05/01/23 ~	200,000	102,000
The Hertz Corp 5.500% due 10/15/24 ~	195,000	200,282
6.000% due 01/15/28 ~	254,000	254,470
6.250% due 10/15/22	250,000	253,436
7.125% due 08/01/26 ~	215,000	233,248
7.625% due 06/01/22 ~	121,000	126,143
The Nielsen Co Luxembourg SARL 5.000% due 02/01/25 ~	200,000	206,498
5.500% due 10/01/21 ~	188,000	189,128
The ServiceMaster Co LLC 5.125% due 11/15/24 ~	245,000	254,698
TreeHouse Foods Inc 4.875% due 03/15/22	100,000	100,656
6.000% due 02/15/24 ~	215,000	223,242
United Rentals North America Inc 3.875% due 11/15/27	127,000	129,896
4.625% due 10/15/25	85,000	87,566
4.875% due 01/15/28	215,000	224,262
5.250% due 01/15/30	142,000	153,097
5.500% due 07/15/25	100,000	104,115
5.500% due 05/15/27	260,000	279,187
5.875% due 09/15/26	170,000	182,797
6.500% due 12/15/26	1,015,000	1,117,426

	Principal Amount	Value
US Foods Inc 5.875% due 06/15/24 ~	$143,000	$147,588
Vector Group Ltd 6.125% due 02/01/25 ~	210,000	207,110
10.500% due 11/01/26 ~	173,000	179,159
Verscend Escrow Corp 9.750% due 08/15/26 ~	325,000	356,289
WellCare Health Plans Inc 5.250% due 04/01/25	325,000	338,809
5.375% due 08/15/26 ~	140,000	149,359
West Street Merger Sub Inc 6.375% due 09/01/25 ~	207,000	206,998
WW International Inc 8.625% due 12/01/25 ~	75,000	79,765

		61,807,693

Diversified - 0.1%

Stena AB (Sweden) 7.000% due 02/01/24 ~	100,000	103,791
Stena International SA (Sweden) 5.750% due 03/01/24 ~	200,000	205,583
VistaJet Malta Finance PLC (Switzerland) 10.500% due 06/01/24 ~	139,000	132,340

		441,714

Energy - 11.6%

AI Candelaria Spain SLU (Spain) 7.500% due 12/15/28 ~	250,000	281,024
Aker BP ASA (Norway) 5.875% due 03/31/25 ~	150,000	159,750
6.000% due 07/01/22 ~	200,000	206,062
Alliance Resource Operating Partners LP 7.500% due 05/01/25 ~	100,000	91,250
American Midstream Partners LP 9.500% due 12/15/21 ~	75,000	70,718
Antero Midstream Partners LP 5.375% due 09/15/24	200,000	186,000
5.750% due 03/01/27 ~	200,000	176,380
5.750% due 01/15/28 ~	197,000	171,887
Antero Resources Corp 5.000% due 03/01/25	150,000	112,875
5.125% due 12/01/22	700,000	625,996
5.375% due 11/01/21	75,000	71,551
5.625% due 06/01/23	100,000	80,500
Apergy Corp 6.375% due 05/01/26	100,000	105,785
Archrock Partners LP 6.000% due 10/01/22	100,000	101,031
6.250% due 04/01/28 ~	130,000	134,225
6.875% due 04/01/27 ~	156,000	165,332
Ascent Resources Utica Holdings LLC 7.000% due 11/01/26 ~	80,000	64,028
10.000% due 04/01/22 ~	493,000	491,582
Basic Energy Services Inc 10.750% due 10/15/23 ~	75,000	54,000
Baytex Energy Corp (Canada) 5.625% due 06/01/24 ~	120,000	109,550
Berry Petroleum Co LLC 7.000% due 02/15/26 ~	125,000	116,137
Blue Racer Midstream LLC 6.125% due 11/15/22 ~	328,000	322,024
6.625% due 07/15/26 ~	50,000	45,392
Bruin E&P Partners LLC 8.875% due 08/01/23 ~	170,000	110,996
Buckeye Partners LP 3.950% due 12/01/26	175,000	169,030
4.150% due 07/01/23	150,000	150,814
4.875% due 02/01/21	200,000	203,577
5.850% due 11/15/43	250,000	225,375
6.375% due 01/22/78	200,000	147,737

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-44

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Calfrac Holdings LP (Canada) 8.500% due 06/15/26 ~	$150,000	$61,879
California Resources Corp 8.000% due 12/15/22 ~	408,000	176,460
Callon Petroleum Co 6.125% due 10/01/24	200,000	204,288
6.375% due 07/01/26	100,000	101,745
Calumet Specialty Products Partners LP 7.625% due 01/15/22	250,000	250,703
11.000% due 04/15/25 ~	133,000	144,969
Carrizo Oil & Gas Inc 6.250% due 04/15/23	187,000	190,243
8.250% due 07/15/25	100,000	102,541
Centennial Resource Production LLC 5.375% due 01/15/26 ~	75,000	73,901
6.875% due 04/01/27 ~	202,000	210,549
Cheniere Corpus Christi Holdings LLC 7.000% due 06/30/24	200,000	230,895
Cheniere Energy Partners LP 4.500% due 10/01/29 ~	494,000	508,548
5.250% due 10/01/25	167,000	174,445
5.625% due 10/01/26	395,000	418,453
Chesapeake Energy Corp 4.875% due 04/15/22	100,000	79,281
7.000% due 10/01/24	225,000	136,123
11.500% due 01/01/25 ~	644,000	610,190
CNX Midstream Partners LP 6.500% due 03/15/26 ~	100,000	92,535
CNX Resources Corp 5.875% due 04/15/22	98,000	98,314
7.250% due 03/14/27 ~	150,000	131,584
Comstock Resources Inc 9.750% due 08/15/26	195,000	177,425
CONSOL Energy Inc 11.000% due 11/15/25 ~	100,000	85,480
Conuma Coal Resources Ltd (Canada) 10.000% due 05/01/23 ~	3,000	2,625
Covey Park Energy LLC 7.500% due 05/15/25 ~	131,000	113,042
Crestwood Midstream Partners LP 5.625% due 05/01/27 ~	140,000	142,278
5.750% due 04/01/25	85,000	87,124
6.250% due 04/01/23	300,000	306,625
CrownRock LP 5.625% due 10/15/25 ~	344,000	351,737
CSI Compressco LP 7.250% due 08/15/22	50,000	46,141
7.500% due 04/01/25 ~	200,000	197,083
CVR Refining LLC 6.500% due 11/01/22	100,000	101,499
DCP Midstream Operating LP 3.875% due 03/15/23	150,000	153,748
5.125% due 05/15/29	74,000	76,912
5.375% due 07/15/25	325,000	354,247
5.600% due 04/01/44	100,000	97,094
5.850% due 05/21/43 ~	100,000	93,344
6.450% due 11/03/36 ~	403,000	424,534
6.750% due 09/15/37 ~	100,000	105,343
Denbury Resources Inc 7.750% due 02/15/24 ~	225,000	199,781
9.000% due 05/15/21 ~	105,000	101,824
9.250% due 03/31/22 ~	100,000	94,531
Diamond Offshore Drilling Inc 4.875% due 11/01/43	250,000	137,109
5.700% due 10/15/39	229,000	134,752
7.875% due 08/15/25	208,000	181,480
Endeavor Energy Resources LP 5.500% due 01/30/26 ~	92,000	95,204
5.750% due 01/30/28 ~	339,000	357,001
EnLink Midstream LLC 5.375% due 06/01/29	164,000	154,541

	Principal Amount	Value
EnLink Midstream Partners LP 4.150% due 06/01/25	$300,000	$282,625
4.850% due 07/15/26	400,000	375,929
5.050% due 04/01/45	200,000	158,687
5.450% due 06/01/47	125,000	101,262
Ensign Drilling Inc (Canada) 9.250% due 04/15/24 ~	208,000	196,818
Enviva Partners LP 6.500% due 01/15/26 ~	160,000	171,701
EP Energy LLC 7.750% due 05/15/26 Y ~	165,000	118,445
Exterran Energy Solutions LP 8.125% due 05/01/25	100,000	98,792
Extraction Oil & Gas Inc 5.625% due 02/01/26 ~	205,000	123,584
7.375% due 05/15/24 ~	50,000	31,396
Forum Energy Technologies Inc 6.250% due 10/01/21	100,000	88,540
FTS International Inc 6.250% due 05/01/22	150,000	97,922
Genesis Energy LP 5.625% due 06/15/24	300,000	290,374
6.000% due 05/15/23	150,000	148,937
6.500% due 10/01/25	170,000	164,898
6.750% due 08/01/22	100,000	101,178
Global Marine Inc 7.000% due 06/01/28	100,000	89,750
Global Partners LP 7.000% due 06/15/23	100,000	103,291
7.000% due 08/01/27 ~	150,000	159,802
Great Western Petroleum LLC 9.000% due 09/30/21 ~	50,000	44,833
Gulfport Energy Corp 6.000% due 10/15/24	335,000	238,687
6.375% due 05/15/25	150,000	95,687
6.375% due 01/15/26	65,000	40,485
Hess Midstream Operation LP 5.625% due 02/15/26 ~	300,000	312,962
Hess Midstream Operations LP 5.125% due 06/15/28 ~	240,000	243,300
Hi-Crush Inc 9.500% due 08/01/26 ~	160,000	74,856
HighPoint Operating Corp 8.750% due 06/15/25	150,000	137,250
Hilcorp Energy I LP 5.000% due 12/01/24 ~	105,000	101,838
5.750% due 10/01/25 ~	67,000	65,523
6.250% due 11/01/28 ~	320,000	304,911
Holly Energy Partners LP 6.000% due 08/01/24 ~	78,000	81,509
Indigo Natural Resources LLC 6.875% due 02/15/26 ~	95,000	89,540
Ithaca Energy North Sea PLC (United Kingdom) 9.375% due 07/15/24 ~	200,000	209,498
Jagged Peak Energy LLC 5.875% due 05/01/26	140,000	144,879
Jonah Energy LLC 7.250% due 10/15/25 ~	81,000	24,098
KCA Deutag UK Finance PLC (United Kingdom) 9.875% due 04/01/22 ~	400,000	273,125
KLX Energy Services Holdings Inc 11.500% due 11/01/25 ~	100,000	85,500
Laredo Petroleum Inc 5.625% due 01/15/22	100,000	97,281
6.250% due 03/15/23	150,000	141,062
Magnolia Oil & Gas Operating LLC 6.000% due 08/01/26 ~	80,000	82,228
Martin Midstream Partners LP 7.250% due 02/15/21	100,000	91,290

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-45

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Matador Resources Co 5.875% due 09/15/26	$330,000	$331,658
MEG Energy Corp (Canada) 6.375% due 01/30/23 ~	100,000	100,458
6.500% due 01/15/25 ~	245,000	255,335
7.000% due 03/31/24 ~	400,000	403,334
Montage Resources Corp 8.875% due 07/15/23	100,000	92,499
Moss Creek Resources Holdings Inc 7.500% due 01/15/26 ~	150,000	114,427
10.500% due 05/15/27 ~	350,000	293,247
Murphy Oil Corp 5.750% due 08/15/25	652,000	683,319
5.875% due 12/01/27	117,000	122,996
6.875% due 08/15/24	60,000	63,425
Nabors Industries Inc 5.100% due 09/15/23	65,000	58,526
5.500% due 01/15/23	600,000	577,500
5.750% due 02/01/25	85,000	76,748
Natural Resource Partners LP 9.125% due 06/30/25 ~	150,000	134,687
Neptune Energy Bondco PLC (United Kingdom) 6.625% due 05/15/25 ~	200,000	200,374
NGL Energy Partners LP 6.125% due 03/01/25	100,000	94,542
7.500% due 11/01/23	195,000	196,213
7.500% due 04/15/26 ~	150,000	145,481
Nine Energy Service Inc 8.750% due 11/01/23 ~	145,000	117,921
Noble Holding International Ltd 5.250% due 03/15/42	100,000	36,500
7.750% due 01/15/24	15,000	7,836
7.875% due 02/01/26 ~	240,000	174,683
7.950% due 04/01/25	250,000	129,479
8.950% due 04/01/45	300,000	127,030
Northern Oil and Gas Inc 8.500% Cash + 1.000% PIK due 05/15/23	52	54
NuStar Logistics LP 4.750% due 02/01/22	100,000	103,281
5.625% due 04/28/27	230,000	236,750
6.000% due 06/01/26	171,000	181,153
6.750% due 02/01/21	100,000	104,040
Oasis Petroleum Inc 6.250% due 05/01/26 ~	100,000	83,253
6.875% due 03/15/22	165,000	159,225
6.875% due 01/15/23	250,000	245,000
Oceaneering International Inc 4.650% due 11/15/24	100,000	98,250
6.000% due 02/01/28	150,000	147,427
Pacific Drilling SA 8.375% due 10/01/23 ~	280,000	256,197
Parkland Fuel Corp (Canada) 5.875% due 07/15/27 ~	132,000	141,484
6.000% due 04/01/26 ~	175,000	185,176
Parsley Energy LLC 5.250% due 08/15/25 ~	100,000	103,041
5.375% due 01/15/25 ~	235,000	242,635
5.625% due 10/15/27 ~	375,000	397,256
Pattern Energy Group Inc 5.875% due 02/01/24 ~	50,000	51,583
PBF Holding Co LLC 7.000% due 11/15/23	155,000	161,264
7.250% due 06/15/25	225,000	240,657
PBF Logistics LP 6.875% due 05/15/23	262,000	270,512
PDC Energy Inc 5.750% due 05/15/26	75,000	75,002
6.125% due 09/15/24	200,000	203,083

	Principal Amount	Value
Peabody Energy Corp 6.000% due 03/31/22 ~	$85,000	$83,088
6.375% due 03/31/25 ~	240,000	221,400
Pioneer Energy Services Corp 6.125% due 03/15/22	50,000	11,625
Precision Drilling Corp (Canada) 5.250% due 11/15/24	50,000	46,021
7.125% due 01/15/26 ~	200,000	190,569
7.750% due 12/15/23	100,000	100,042
Puma International Financing SA (Singapore) 5.000% due 01/24/26 ~	200,000	188,197
QEP Resources Inc 5.250% due 05/01/23	309,000	306,682
5.625% due 03/01/26	221,000	216,088
Range Resources Corp 4.875% due 05/15/25	88,000	75,460
5.000% due 03/15/23	660,000	608,725
5.875% due 07/01/22	150,000	149,297
Rowan Cos Inc 4.875% due 06/01/22	300,000	219,844
SESI LLC 7.125% due 12/15/21	139,000	118,901
7.750% due 09/15/24	220,000	146,941
Seven Generations Energy Ltd (Canada) 5.375% due 09/30/25 ~	346,000	348,592
6.750% due 05/01/23 ~	50,000	51,396
6.875% due 06/30/23 ~	150,000	154,750
SM Energy Co 5.000% due 01/15/24	500,000	477,707
5.625% due 06/01/25	113,000	107,586
6.625% due 01/15/27	100,000	98,518
6.750% due 09/15/26	60,000	58,971
Southwestern Energy Co 6.200% due 01/23/25	100,000	91,969
7.500% due 04/01/26	420,000	389,560
7.750% due 10/01/27	80,000	74,298
SRC Energy Inc 6.250% due 12/01/25	71,000	71,709
Summit Midstream Holdings LLC 5.500% due 08/15/22	100,000	89,281
5.750% due 04/15/25	75,000	57,500
SunCoke Energy Partners LP 7.500% due 06/15/25 ~	183,000	176,441
Suncor Energy Ventures Corp (Canada) 4.500% due 04/01/22 ~	100,000	103,127
Sunoco LP 4.875% due 01/15/23	155,000	158,942
5.500% due 02/15/26	565,000	587,796
6.000% due 04/15/27	109,000	116,611
Tallgrass Energy Partners LP 4.750% due 10/01/23 ~	315,000	314,997
5.500% due 09/15/24 ~	95,000	95,712
5.500% due 01/15/28 ~	163,000	160,119
Targa Resources Partners LP 4.250% due 11/15/23	50,000	50,604
5.000% due 01/15/28	300,000	306,697
5.125% due 02/01/25	150,000	155,998
5.250% due 05/01/23	77,000	77,931
5.375% due 02/01/27	837,000	869,936
5.500% due 03/01/30 ~	93,000	95,674
5.875% due 04/15/26	190,000	202,231
6.500% due 07/15/27 ~	96,000	105,298
6.750% due 03/15/24	100,000	103,874
6.875% due 01/15/29 ~	60,000	66,711
Teine Energy Ltd (Canada) 6.875% due 09/30/22 ~	50,000	50,141
TerraForm Power Operating LLC 4.250% due 01/31/23 ~	60,000	61,918
4.750% due 01/15/30 ~	177,000	180,425
5.000% due 01/31/28 ~	341,000	361,174

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-46

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
TransMontaigne Partners LP 6.125% due 02/15/26	$50,000	$49,142
Transocean Guardian Ltd 5.875% due 01/15/24 ~	111,250	114,030
Transocean Inc 6.800% due 03/15/38	250,000	178,150
7.250% due 11/01/25 ~	135,000	132,636
7.500% due 01/15/26 ~	357,000	353,367
7.500% due 04/15/31	350,000	272,134
8.375% due 12/15/21	50,000	51,395
9.000% due 07/15/23 ~	250,000	264,584
Transocean Phoenix 2 Ltd 7.750% due 10/15/24 ~	140,000	148,808
Transocean Pontus Ltd 6.125% due 08/01/25 ~	289,250	297,201
Transocean Poseidon Ltd 6.875% due 02/01/27 ~	100,000	106,232
Transocean Proteus Ltd 6.250% due 12/01/24 ~	91,000	93,995
Transocean Sentry Ltd 5.375% due 05/15/23 ~	136,000	138,719
Unit Corp 6.625% due 05/15/21	275,000	151,869
USA Compression Partners LP 6.875% due 04/01/26	135,000	142,003
6.875% due 09/01/27	305,000	318,252
Valaris PLC 5.750% due 10/01/44	125,000	56,679
7.750% due 02/01/26	850,000	482,354
Vermilion Energy Inc (Canada) 5.625% due 03/15/25 ~	50,000	47,333
Vine Oil & Gas LP 8.750% due 04/15/23 ~	100,000	49,325
Viper Energy Partners LP 5.375% due 11/01/27 ~	40,000	41,674
W&T Offshore Inc 9.750% due 11/01/23 ~	230,000	219,935
Warrior Met Coal Inc 8.000% due 11/01/24 ~	86,000	87,344
Weatherford International Ltd 11.000% due 12/01/24 ~	600,000	650,250
Welltec AS (Denmark) 9.500% due 12/01/22 ~	91,000	90,346
Whiting Petroleum Corp 5.750% due 03/15/21	130,000	123,272
6.250% due 04/01/23	450,000	378,000
6.625% due 01/15/26	74,000	50,616
WPX Energy Inc 5.250% due 09/15/24	73,000	77,744
5.250% due 10/15/27	56,000	59,184
5.750% due 06/01/26	525,000	561,657
8.250% due 08/01/23	81,000	93,386

		42,468,262

Financial - 9.7%

Acrisure LLC 7.000% due 11/15/25 ~	275,000	266,060
8.125% due 02/15/24 ~	296,000	322,455
10.125% due 08/01/26 ~	100,000	107,987
AerCap Holdings NV (Netherlands) 5.875% due 10/10/79	200,000	214,469
AG Merger Sub II Inc 10.750% due 08/01/27 ~	100,000	100,285
Alliant Holdings Intermediate LLC 6.750% due 10/15/27 ~	100,000	107,280
Ally Financial Inc 4.625% due 05/19/22	100,000	105,031
5.750% due 11/20/25	200,000	224,250
AmWINS Group Inc 7.750% due 07/01/26 ~	91,000	100,826

	Principal Amount	Value
Ardonagh Midco 3 PLC (United Kingdom) 8.625% due 07/15/23 ~	$200,000	$198,917
Assurant Inc 7.000% due 03/27/48	200,000	224,304
AssuredPartners Inc 7.000% due 08/15/25 ~	64,000	65,260
Barclays PLC (United Kingdom) 4.375% due 09/11/24	200,000	210,078
4.836% due 05/09/28	1,000,000	1,078,050
5.088% (USD LIBOR + 3.054%) due 06/20/30 §	280,000	312,135
5.200% due 05/12/26	400,000	438,964
Brookfield Property Inc REIT 5.750% due 05/15/26 ~	300,000	317,062
CBL & Associates LP REIT 5.950% due 12/15/26	450,000	271,045
CIT Group Inc 4.125% due 03/09/21	45,000	45,931
4.750% due 02/16/24	155,000	165,656
5.000% due 08/15/22	10,000	10,625
5.000% due 08/01/23	371,000	400,526
5.250% due 03/07/25	165,000	181,844
6.125% due 03/09/28	170,000	201,084
Compass Group Diversified Holdings LLC 8.000% due 05/01/26 ~	250,000	271,337
CoreCivic Inc REIT 4.625% due 05/01/23	300,000	297,750
4.750% due 10/15/27	60,000	51,452
Credit Acceptance Corp 5.125% due 12/31/24 ~	180,000	187,373
6.625% due 03/15/26 ~	200,000	216,724
7.375% due 03/15/23	50,000	51,458
CTR Partnership LP REIT 5.250% due 06/01/25	50,000	52,146
Curo Group Holdings Corp 8.250% due 09/01/25 ~	310,000	273,566
Deutsche Bank AG (Germany) 4.296% due 05/24/28	400,000	383,144
4.500% due 04/01/25	500,000	497,165
4.875% due 12/01/32	200,000	188,680
Dresdner Funding Trust I 8.151% due 06/30/31 ~	350,000	472,087
E*TRADE Financial Corp 5.875% due 09/15/26	100,000	106,594
Enova International Inc 8.500% due 09/15/25 ~	75,000	71,063
ESH Hospitality Inc REIT 4.625% due 10/01/27 ~	157,000	159,253
5.250% due 05/01/25 ~	400,000	414,334
Fairstone Financial Inc (Canada) 7.875% due 07/15/24 ~	145,000	156,298
FelCor Lodging LP REIT 6.000% due 06/01/25	75,000	78,594
Fidelity & Guaranty Life Holdings Inc 5.500% due 05/01/25 ~	155,000	165,461
Five Point Operating Co LP 7.875% due 11/15/25 ~	150,000	151,470
Freedom Mortgage Corp 8.125% due 11/15/24 ~	150,000	147,815
8.250% due 04/15/25 ~	300,000	294,840
FS Energy & Power Fund 7.500% due 08/15/23 ~	175,000	179,740
Genworth Holdings Inc 4.900% due 08/15/23	320,000	317,733
6.500% due 06/15/34	100,000	97,785
7.625% due 09/24/21	250,000	263,912
Global Aircraft Leasing Co Ltd (Cayman) 6.500% Cash or 7.250% PIK due 09/15/24 ~	485,000	507,286
goeasy Ltd (Canada) 5.375% due 12/01/24 ~	82,000	83,674

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-47

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Greystar Real Estate Partners LLC 5.750% due 12/01/25 ~	$103,000	$107,119
GTCR AP Finance Inc 8.000% due 05/15/27 ~	150,000	156,427
HAT Holdings I LLC REIT 5.250% due 07/15/24 ~	115,000	121,134
HUB International Ltd 7.000% due 05/01/26 ~	495,000	524,712
Hunt Cos Inc 6.250% due 02/15/26 ~	280,000	277,150
Icahn Enterprises LP 5.250% due 05/15/27 ~	227,000	232,705
4.750% due 09/15/24 ~	165,000	169,744
5.875% due 02/01/22	350,000	351,060
6.250% due 02/01/22	925,000	944,221
6.250% due 05/15/26	255,000	272,053
6.375% due 12/15/25	50,000	52,542
Intesa Sanpaolo SPA (Italy) 5.017% due 06/26/24 ~	200,000	210,126
5.710% due 01/15/26 ~	900,000	974,070
Iron Mountain Inc REIT
4.375% due 06/01/21 ~	163,000	165,005
4.875% due 09/15/27 ~	125,000	129,353
4.875% due 09/15/29 ~	135,000	137,447
5.250% due 03/15/28 ~	424,000	441,744
5.750% due 08/15/24	300,000	304,122
6.000% due 08/15/23	96,000	98,240
Iron Mountain US Holdings Inc REIT 5.375% due 06/01/26 ~	100,000	104,785
iStar Inc 4.250% due 08/01/25	139,000	140,871
iStar Inc REIT 4.750% due 10/01/24	137,000	142,252
5.250% due 09/15/22	250,000	257,265
Jefferies Finance LLC 6.250% due 06/03/26 ~	150,000	157,481
Kennedy-Wilson Inc 5.875% due 04/01/24	420,000	431,546
Ladder Capital Finance Holdings LLLP 5.250% due 03/15/22 ~	65,000	67,681
5.250% due 10/01/25 ~	250,000	260,104
LPL Holdings Inc 4.625% due 11/15/27 ~	150,000	153,375
5.750% due 09/15/25 ~	430,000	450,958
Mack-Cali Realty LP REIT 3.150% due 05/15/23	100,000	98,256
MGIC Investment Corp 5.750% due 08/15/23	100,000	110,792
MGM Growth Properties Operating Partnership LP REIT 4.500% due 09/01/26	50,000	52,741
4.500% due 01/15/28	100,000	104,785
5.750% due 02/01/27 ~	590,000	660,062
MPT Operating Partnership LP REIT 4.625% due 08/01/29	235,000	242,491
5.000% due 10/15/27	220,000	233,755
5.250% due 08/01/26	550,000	582,319
6.375% due 03/01/24	100,000	104,122
Nationstar Mortgage Holdings Inc 8.125% due 07/15/23 ~	620,000	657,575
9.125% due 07/15/26 ~	180,000	199,575
Nationstar Mortgage LLC 6.500% due 07/01/21	62,000	62,335
Navient Corp 5.500% due 01/25/23	750,000	802,500
5.625% due 08/01/33	200,000	172,464
5.875% due 03/25/21	600,000	621,150
6.125% due 03/25/24	300,000	326,247
6.500% due 06/15/22	121,000	131,436
6.625% due 07/26/21	145,000	153,664

	Principal Amount	Value
6.750% due 06/25/25	$85,000	$94,053
6.750% due 06/15/26	100,000	110,095
7.250% due 09/25/23	100,000	113,252
Newmark Group Inc 6.125% due 11/15/23	175,000	192,973
NFP Corp 6.875% due 07/15/25 ~	108,000	108,539
Ocwen Loan Servicing LLC 8.375% due 11/15/22 ~	75,000	64,898
Oxford Finance LLC 6.375% due 12/15/22 ~	25,000	25,789
Provident Funding Associates LP 6.375% due 06/15/25 ~	225,000	221,156
Quicken Loans Inc 5.250% due 01/15/28 ~	200,000	207,464
5.750% due 05/01/25 ~	467,000	483,735
Radian Group Inc 4.500% due 10/01/24	200,000	212,083
4.875% due 03/15/27	150,000	158,302
RBS Capital Trust II (United Kingdom) 6.425% due 01/03/34	100,000	140,785
Realogy Group LLC 4.875% due 06/01/23 ~	250,000	246,250
5.250% due 12/01/21 ~	100,000	101,225
9.375% due 04/01/27 ~	128,000	133,886
RHP Hotel Properties LP REIT 5.000% due 04/15/23	100,000	102,292
Royal Bank of Scotland Group PLC (United Kingdom) 7.648% due 09/30/31	50,000	71,843
Ryman Hospitality Properties Inc REIT 4.750% due 10/15/27 ~	105,000	108,607
SBA Communications Corp REIT 4.000% due 10/01/22	300,000	306,373
4.875% due 07/15/22	200,000	202,856
4.875% due 09/01/24	200,000	208,083
Senior Housing Properties Trust REIT 4.750% due 05/01/24	100,000	104,172
4.750% due 02/15/28	200,000	201,856
Springleaf Finance Corp 5.375% due 11/15/29	90,000	94,109
5.625% due 03/15/23	125,000	135,000
6.125% due 05/15/22	190,000	204,487
6.125% due 03/15/24	754,000	827,507
6.625% due 01/15/28	366,000	413,818
6.875% due 03/15/25	270,000	307,797
7.125% due 03/15/26	410,000	474,811
7.750% due 10/01/21	325,000	353,623
8.250% due 12/15/20	325,000	341,737
8.250% due 10/01/23	102,000	119,127
Standard Chartered PLC (United Kingdom) 7.014% due 07/30/37 ~	100,000	120,165
Starwood Property Trust Inc REIT 3.625% due 02/01/21	95,000	95,869
4.750% due 03/15/25	138,000	145,992
5.000% due 12/15/21	305,000	317,124
Stearns Holdings LLC 5.000% due 11/05/24 ~	1,272	852
9.375% due 08/15/20 Y ~ Ω ±	49,000	-
Synovus Financial Corp 5.900% due 02/07/29	100,000	106,253
The GEO Group Inc REIT 5.125% due 04/01/23	300,000	282,000
5.875% due 10/15/24	150,000	136,562
The Howard Hughes Corp 5.375% due 03/15/25 ~	310,000	323,947
TMX Finance LLC 11.125% due 04/01/23 ~	200,000	181,583
Uniti Group LP REIT 6.000% due 04/15/23 ~	100,000	96,250
7.125% due 12/15/24 ~	150,000	127,499
8.250% due 10/15/23	314,000	274,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-48

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
USI Inc 6.875% due 05/01/25 ~	$105,000	$107,592
VICI Properties 1 LLC REIT 8.000% due 10/15/23	97,500	105,950
VICI Properties LP 4.250% due 12/01/26 ~	231,000	238,354
4.625% due 12/01/29 ~	114,000	119,341
Voyager Aviation Holdings LLC 8.500% due 08/15/21 ~	140,000	143,839
Washington Prime Group LP REIT 6.450% due 08/15/24	350,000	323,605
WeWork Cos Inc 7.875% due 05/01/25 ~	125,000	103,436

		35,503,965

Industrial - 10.5%

Advanced Disposal Services Inc 5.625% due 11/15/24 ~	100,000	104,291
AECOM 5.125% due 03/15/27	165,000	177,845
5.875% due 10/15/24	400,000	443,510
AECOM Global II LLC 5.000% due 04/01/22	50,000	51,938
AerCap Global Aviation Trust (Ireland) 6.500% due 06/15/45 ~	200,000	221,020
American Woodmark Corp 4.875% due 03/15/26 ~	100,000	102,785
Amsted Industries Inc 4.625% due 05/15/30 ~	250,000	252,432
5.625% due 07/01/27 ~	150,000	159,427
Apex Tool Group LLC 9.000% due 02/15/23 ~	100,000	90,042
APX Group Inc 7.625% due 09/01/23	100,000	94,292
7.875% due 12/01/22	358,000	362,025
Arconic Inc 5.125% due 10/01/24	1,075,000	1,172,519
5.400% due 04/15/21	150,000	154,693
5.900% due 02/01/27	50,000	57,309
5.950% due 02/01/37	139,000	154,672
Ardagh Packaging Finance PLC (Ireland) 4.125% due 08/15/26 ~	200,000	205,375
4.250% due 09/15/22 ~	240,000	243,502
5.250% due 08/15/27 ~	200,000	210,874
6.000% due 02/15/25 ~	500,000	525,625
Associated Materials LLC 9.000% due 01/01/24 ~	100,000	88,000
ATS Automation Tooling Systems Inc (Canada) 6.500% due 06/15/23 ~	86,000	88,831
Ball Corp 4.000% due 11/15/23	71,000	74,727
4.375% due 12/15/20	60,000	61,394
4.875% due 03/15/26	265,000	288,015
5.000% due 03/15/22	600,000	635,568
5.250% due 07/01/25	190,000	212,009
Berry Global Inc 4.500% due 02/15/26 ~	150,000	154,357
4.875% due 07/15/26 ~	317,000	334,934
5.125% due 07/15/23	225,000	231,466
5.500% due 05/15/22	200,000	202,749
5.625% due 07/15/27 ~	152,000	163,404
BMC East LLC 5.500% due 10/01/24 ~	100,000	104,291
Boise Cascade Co 5.625% due 09/01/24 ~	100,000	104,291
Bombardier Inc (Canada) 5.750% due 03/15/22 ~	100,000	103,459
6.000% due 10/15/22 ~	350,000	350,770
6.125% due 01/15/23 ~	325,000	333,965
7.500% due 12/01/24 ~	264,000	277,917

	Principal Amount	Value
7.500% due 03/15/25 ~	$700,000	$723,618
7.875% due 04/15/27 ~	571,000	588,858
Brand Industrial Services Inc 8.500% due 07/15/25 ~	317,000	325,714
Builders FirstSource Inc 5.625% due 09/01/24 ~	152,000	158,397
6.750% due 06/01/27 ~	150,000	164,865
BWX Technologies Inc 5.375% due 07/15/26 ~	100,000	106,285
Cascades Inc (Canada) 5.125% due 01/15/26 ~	250,000	257,500
Clean Harbors Inc 4.875% due 07/15/27 ~	60,000	63,261
5.125% due 07/15/29 ~	100,000	107,545
Cleaver-Brooks Inc 7.875% due 03/01/23 ~	90,000	90,037
Cloud Crane LLC 10.125% due 08/01/24 ~	165,000	173,594
Colfax Corp 6.000% due 02/15/24 ~	230,000	244,855
6.375% due 02/15/26 ~	100,000	109,125
Cornerstone Building Brands Inc 8.000% due 04/15/26 ~	245,000	256,031
Covanta Holding Corp 5.875% due 03/01/24	50,000	51,583
5.875% due 07/01/25	100,000	105,791
6.000% due 01/01/27	225,000	238,016
CPG Merger Sub LLC 8.000% due 10/01/21 ~	50,000	50,270
Crown Americas LLC 4.250% due 09/30/26	150,000	157,740
4.500% due 01/15/23	112,000	118,019
4.750% due 02/01/26	505,000	534,844
Energizer Holdings Inc 5.500% due 06/15/25 ~	63,000	65,494
6.375% due 07/15/26 ~	100,000	106,685
7.750% due 01/15/27 ~	315,000	352,611
EnerSys 4.375% due 12/15/27 ~	150,000	148,515
EnPro Industries Inc 5.750% due 10/15/26	100,000	106,785
F-Brasile SPA (Italy) 7.375% due 08/15/26 ~	200,000	212,000
Flex Acquisition Co Inc 6.875% due 01/15/25 ~	45,000	45,450
7.875% due 07/15/26 ~	310,000	313,045
Fly Leasing Ltd (Ireland) 6.375% due 10/15/21	200,000	204,125
Fortress Transportation & Infrastructure Investors LLC 6.500% due 10/01/25 ~	75,000	79,381
6.750% due 03/15/22 ~	195,000	203,635
Foxtrot Escrow Issuer LLC 12.250% due 11/15/26 ~	200,000	208,625
frontdoor Inc 6.750% due 08/15/26 ~	100,000	109,285
FXI Holdings Inc 7.875% due 11/01/24 ~	275,000	264,685
Gates Global LLC 6.250% due 01/15/26 ~	175,000	178,333
GFL Environmental Inc (Canada) 5.125% due 12/15/26 ~	46,000	48,478
5.375% due 03/01/23 ~	90,000	92,925
7.000% due 06/01/26 ~	361,000	382,388
8.500% due 05/01/27 ~	148,000	163,074
Global Ship Lease Inc (United Kingdom) 9.875% due 11/15/22 ~	200,000	209,062
Graphic Packaging International LLC 4.125% due 08/15/24	100,000	104,042
4.750% due 04/15/21	50,000	51,333
4.750% due 07/15/27 ~	200,000	214,569

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-49

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Great Lakes Dredge & Dock Corp 8.000% due 05/15/22	$100,000	$106,031
Greif Inc 6.500% due 03/01/27 ~	90,000	97,367
Griffon Corp 5.250% due 03/01/22	367,000	369,291
Grinding Media Inc 7.375% due 12/15/23 ~	240,000	245,098
Hornbeck Offshore Services Inc 5.000% due 03/01/21	100,000	31,000
Ingram Micro Inc 5.450% due 12/15/24	250,000	262,629
International Airport Finance SA (Spain) 12.000% due 03/15/33 ~	200,000	220,069
Intertape Polymer Group Inc (Canada) 7.000% due 10/15/26 ~	60,000	63,621
Itron Inc 5.000% due 01/15/26 ~	25,000	25,977
James Hardie International Finance DAC 4.750% due 01/15/25 ~	200,000	208,083
JELD-WEN Inc 4.625% due 12/15/25 ~	100,000	103,242
4.875% due 12/15/27 ~	100,000	102,535
JPW Industries Holding Corp 9.000% due 10/01/24 ~	50,000	47,146
Koppers Inc 6.000% due 02/15/25 ~	200,000	209,998
Kratos Defense & Security Solutions Inc 6.500% due 11/30/25 ~	50,000	53,646
LABL Escrow Issuer LLC 6.750% due 07/15/26 ~	185,000	196,909
10.500% due 07/15/27 ~	375,000	384,196
Leonardo US Holdings Inc (Italy) 6.250% due 01/15/40 ~	150,000	168,000
Louisiana-Pacific Corp 4.875% due 09/15/24	45,000	46,650
LSB Industries Inc 9.625% due 05/01/23 ~	150,000	154,468
Masonite International Corp 5.375% due 02/01/28 ~	134,000	141,785
5.750% due 09/15/26 ~	75,000	79,901
MasTec Inc 4.875% due 03/15/23	100,000	101,542
Mauser Packaging Solutions Holding Co 5.500% due 04/15/24 ~	485,000	500,806
7.250% due 04/15/25 ~	355,000	351,446
Michael Baker International LLC 8.750% due 03/01/23 ~	50,000	51,750
Moog Inc 4.250% due 12/15/27 ~	115,000	117,311
Mueller Water Products Inc 5.500% due 06/15/26 ~	100,000	105,660
Navios Maritime Acquisition Corp 8.125% due 11/15/21 ~	250,000	198,062
Navios Maritime Holdings Inc (Greece) 7.375% due 01/15/22 ~	157,000	91,453
New Enterprise Stone & Lime Co Inc 6.250% due 03/15/26 ~	100,000	105,035
10.125% due 04/01/22 ~	125,000	132,695
Norbord Inc (Canada) 5.750% due 07/15/27 ~	125,000	130,043
6.250% due 04/15/23 ~	100,000	107,291
Northwest Hardwoods Inc 7.500% due 08/01/21 ~	100,000	51,000
OI European Group BV 4.000% due 03/15/23 ~	100,000	101,042
Owens-Brockway Glass Container Inc 5.000% due 01/15/22 ~	100,000	103,977
5.375% due 01/15/25 ~	48,000	49,580
5.875% due 08/15/23 ~	160,000	171,134
6.375% due 08/15/25 ~	300,000	328,500

	Principal Amount	Value
Pactiv LLC 7.950% due 12/15/25	$100,000	$114,541
8.375% due 04/15/27	100,000	111,785
Patrick Industries Inc 7.500% due 10/15/27 ~	100,000	106,785
PGT Innovations Inc 6.750% due 08/01/26 ~	50,000	53,705
Pioneer Holdings LLC (United Kingdom) 9.000% due 11/01/22 ~	50,000	52,391
Plastipak Holdings Inc 6.250% due 10/15/25 ~	200,000	172,992
RBS Global Inc 4.875% due 12/15/25 ~	176,000	182,158
Reynolds Group Issuer Inc 5.125% due 07/15/23 ~	855,000	877,089
5.750% due 10/15/20	9,691	9,715
7.000% due 07/15/24 ~	225,000	233,016
Sealed Air Corp 4.000% due 12/01/27 ~	250,000	253,750
4.875% due 12/01/22 ~	100,000	106,156
5.125% due 12/01/24 ~	50,000	54,000
5.250% due 04/01/23 ~	100,000	106,791
5.500% due 09/15/25 ~	450,000	496,312
6.875% due 07/15/33 ~	54,000	63,874
Sensata Technologies BV 4.875% due 10/15/23 ~	100,000	106,749
5.000% due 10/01/25 ~	250,000	272,084
5.625% due 11/01/24 ~	200,000	223,083
Sensata Technologies Inc 4.375% due 02/15/30 ~	150,000	153,292
Signature Aviation US Holdings Inc 4.000% due 03/01/28 ~	216,000	213,440
5.375% due 05/01/26 ~	65,000	68,571
Silgan Holdings Inc 4.125% due 02/01/28 ~	250,000	250,700
4.750% due 03/15/25	100,000	102,542
SPX FLOW Inc 5.625% due 08/15/24 ~	100,000	104,416
SSL Robotics LLC 9.750% due 12/31/23 ~	38,000	41,420
Standard Industries Inc 4.750% due 01/15/28 ~	374,000	384,219
5.000% due 02/15/27 ~	100,000	104,482
5.375% due 11/15/24 ~	400,000	411,996
5.500% due 02/15/23 ~	150,000	152,811
6.000% due 10/15/25 ~	200,000	210,748
Stericycle Inc 5.375% due 07/15/24 ~	101,000	106,261
Stevens Holding Co Inc 6.125% due 10/01/26 ~	100,000	109,535
Summit Materials LLC 5.125% due 06/01/25 ~	100,000	103,042
6.125% due 07/15/23	200,000	203,500
6.500% due 03/15/27 ~	175,000	188,623
Teekay Offshore Partners LP 8.500% due 07/15/23 ~	110,000	109,108
Tennant Co 5.625% due 05/01/25	100,000	104,791
Terex Corp 5.625% due 02/01/25 ~	80,000	82,700
Tervita Corp (Canada) 7.625% due 12/01/21 ~	200,000	201,700
The ADT Security Corp 3.500% due 07/15/22	650,000	663,405
4.875% due 07/15/32 ~	200,000	184,005
6.250% due 10/15/21	100,000	105,682
The Kenan Advantage Group Inc 7.875% due 07/31/23 ~	50,000	49,042
The Manitowoc Co Inc 9.000% due 04/01/26 ~	125,000	131,234

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-50

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Titan Acquisition Ltd (Canada) 7.750% due 04/15/26 ~	$130,000	$129,002
TransDigm Inc 5.500% due 11/15/27 ~	705,000	714,221
6.250% due 03/15/26 ~	1,205,000	1,306,803
6.375% due 06/15/26	151,000	160,431
6.500% due 07/15/24	120,000	124,012
6.500% due 05/15/25	450,000	468,938
7.500% due 03/15/27	190,000	208,173
TransDigm UK Holdings PLC 6.875% due 05/15/26	235,000	250,944
Trident TPI Holdings Inc 9.250% due 08/01/24 ~	100,000	101,292
TriMas Corp 4.875% due 10/15/25 ~	100,000	103,188
Trinity Industries Inc 4.550% due 10/01/24	175,000	180,949
Triumph Group Inc 5.250% due 06/01/22	250,000	249,453
6.250% due 09/15/24 ~	46,000	48,453
7.750% due 08/15/25	67,000	70,056
Trivium Packaging Finance BV (Netherlands) 5.500% due 08/15/26 ~	300,000	316,687
8.500% due 08/15/27 ~	200,000	222,870
Tutor Perini Corp 6.875% due 05/01/25 ~	165,000	159,637
US Concrete Inc 6.375% due 06/01/24	200,000	209,167
Vertiv Group Corp 9.250% due 10/15/24 ~	225,000	242,344
Vertiv Intermediate Holding Corp 12.000% Cash or 13.000% PIK due 02/15/22 ~	65,000	67,620
Waste Pro USA Inc 5.500% due 02/15/26 ~	190,000	198,516
Weekley Homes LLC 6.625% due 08/15/25	100,000	103,792
Welbilt Inc 9.500% due 02/15/24	100,000	106,291
WESCO Distribution Inc 5.375% due 12/15/21	100,000	100,432
5.375% due 06/15/24	50,000	52,021
XPO Logistics Inc 6.125% due 09/01/23 ~	60,000	62,063
6.500% due 06/15/22 ~	191,000	194,969
6.750% due 08/15/24 ~	575,000	625,850
Zekelman Industries Inc 9.875% due 06/15/23 ~	30,000	31,556

		38,148,736

Technology - 4.3%

ACI Worldwide Inc 5.750% due 08/15/26 ~	115,000	124,240
Amkor Technology Inc 6.625% due 09/15/27 ~	150,000	165,465
Ascend Learning LLC 6.875% due 08/01/25 ~	95,000	100,027
Banff Merger Sub Inc 9.750% due 09/01/26 ~	440,000	446,611
Camelot Finance SA 4.500% due 11/01/26 ~	184,000	189,405
CDK Global Inc 4.875% due 06/01/27	155,000	164,079
5.000% due 10/15/24	50,000	54,250
5.250% due 05/15/29 ~	46,000	49,393
5.875% due 06/15/26	225,000	240,779
CDW LLC 4.250% due 04/01/28	79,000	82,997
5.000% due 09/01/25	305,000	319,361
5.500% due 12/01/24	100,000	111,208

	Principal Amount	Value
Change Healthcare Holdings LLC 5.750% due 03/01/25 ~	$295,000	$303,847
Dell Inc 4.625% due 04/01/21	100,000	103,040
5.400% due 09/10/40	100,000	100,344
Dell International LLC 5.875% due 06/15/21 ~	282,000	286,760
7.125% due 06/15/24 ~	200,000	211,250
Diebold Nixdorf Inc 8.500% due 04/15/24	100,000	96,792
Donnelley Financial Solutions Inc 8.250% due 10/15/24	50,000	51,271
EMC Corp 3.375% due 06/01/23	870,000	889,566
Entegris Inc 4.625% due 02/10/26 ~	202,000	209,444
Everi Payments Inc 7.500% due 12/15/25 ~	100,000	107,541
Exela Intermediate LLC 10.000% due 07/15/23 ~	295,000	118,737
Fair Isaac Corp 4.000% due 06/15/28 ~	200,000	202,000
5.250% due 05/15/26 ~	100,000	110,285
Genesys Telecommunications Laboratories Inc 10.000% due 11/30/24 ~	195,000	211,250
Harland Clarke Holdings Corp 8.375% due 08/15/22 ~	245,000	200,364
9.250% due 03/01/21 ~	200,000	197,750
Infor US Inc 6.500% due 05/15/22	651,000	661,924
Informatica LLC 7.125% due 07/15/23 ~	151,000	153,641
IQVIA Inc 5.000% due 10/15/26 ~	200,000	211,464
5.000% due 05/15/27 ~	200,000	212,035
j2 Cloud Services LLC 6.000% due 07/15/25 ~	85,000	90,277
Leidos Holdings Inc 4.450% due 12/01/20	100,000	101,584
MSCI Inc 4.000% due 11/15/29 ~	226,000	229,526
4.750% due 08/01/26 ~	155,000	162,722
5.250% due 11/15/24 ~	129,000	132,801
5.375% due 05/15/27 ~	150,000	161,973
5.750% due 08/15/25 ~	151,000	158,737
MTS Systems Corp 5.750% due 08/15/27 ~	100,000	104,785
NCR Corp 5.000% due 07/15/22	413,000	417,904
5.750% due 09/01/27 ~	80,000	85,386
6.125% due 09/01/29 ~	80,000	86,958
6.375% due 12/15/23	144,000	147,900
Nuance Communications Inc 5.625% due 12/15/26	180,000	192,250
Open Text Corp (Canada) 5.625% due 01/15/23 ~	180,000	183,525
5.875% due 06/01/26 ~	408,000	437,315
Pitney Bowes Inc 4.125% due 10/01/21	200,000	203,200
4.625% due 03/15/24	30,000	27,963
5.200% due 04/01/23	300,000	296,374
PTC Inc 6.000% due 05/15/24	115,000	120,271
Qorvo Inc 4.375% due 10/15/29 ~	310,000	325,306
5.500% due 07/15/26	295,000	314,728
Rackspace Hosting Inc 8.625% due 11/15/24 ~	365,000	357,700
Riverbed Technology Inc 8.875% due 03/01/23 ~	145,000	84,100
RP Crown Parent LLC 7.375% due 10/15/24 ~	100,000	104,167

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-51

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
Sensata Technologies UK Financing Co PLC 6.250% due 02/15/26 ~	$250,000	$269,837
Solera LLC 10.500% due 03/01/24 ~	570,000	605,993
Sophia LP 9.000% due 09/30/23 ~	100,000	103,042
SS&C Technologies Inc 5.500% due 09/30/27 ~	568,000	607,405
Tempo Acquisition LLC 6.750% due 06/01/25 ~	320,000	331,197
The Dun & Bradstreet Corp 6.875% due 08/15/26 ~	145,000	160,316
10.250% due 02/15/27 ~	250,000	287,962
TIBCO Software Inc 11.375% due 12/01/21 ~	145,000	150,354
Veritas US Inc 7.500% due 02/01/23 ~	200,000	200,083
10.500% due 02/01/24 ~	200,000	185,583
Western Digital Corp 4.750% due 02/15/26	650,000	678,844
Xerox Corp 4.125% due 03/15/23	590,000	612,857
4.500% due 05/15/21	200,000	205,760
6.750% due 12/15/39	150,000	158,765

		15,772,570

Utilities - 2.5%

AES Corp 4.000% due 03/15/21	15,000	15,240
4.500% due 03/15/23	30,000	30,813
4.875% due 05/15/23	174,000	176,973
5.125% due 09/01/27	176,000	188,206
5.500% due 04/15/25	404,000	418,136
AmeriGas Partners LP 5.500% due 05/20/25	65,000	70,362
5.625% due 05/20/24	165,000	178,611
5.750% due 05/20/27	100,000	109,982
5.875% due 08/20/26	515,000	568,740
Calpine Corp 4.500% due 02/15/28 ~	207,000	209,095
5.125% due 03/15/28 ~	339,000	346,865
5.250% due 06/01/26 ~	500,000	521,786
5.500% due 02/01/24	100,000	101,749
5.750% due 01/15/25	425,000	437,219
Clearway Energy Operating LLC 4.750% due 03/15/28 ~	94,000	95,410
5.750% due 10/15/25	300,000	316,376
DPL Inc 4.350% due 04/15/29 ~	150,000	144,714
7.250% due 10/15/21	150,000	157,935
Drax Finco PLC (United Kingdom) 6.625% due 11/01/25 ~	250,000	266,146
InterGen NV (Netherlands) 7.000% due 06/30/23 ~	50,000	48,875
NextEra Energy Operating Partners LP 3.875% due 10/15/26 ~	300,000	301,687
4.250% due 07/15/24 ~	85,000	88,683
4.250% due 09/15/24 ~	136,000	141,724
4.500% due 09/15/27 ~	158,000	165,082
NRG Energy Inc 5.250% due 06/15/29 ~	81,000	87,731
5.750% due 01/15/28	197,000	214,109
6.625% due 01/15/27	270,000	293,450
7.250% due 05/15/26	655,000	716,799
Rockpoint Gas Storage Canada Ltd (Canada) 7.000% due 03/31/23 ~	150,000	147,812
Talen Energy Supply LLC 6.500% due 06/01/25	428,000	366,516
6.625% due 01/15/28 ~	150,000	153,427

	Principal Amount	Value
7.250% due 05/15/27 ~	$79,000	$83,270
10.500% due 01/15/26 ~	100,000	95,357
Terraform Global Operating LLC 6.125% due 03/01/26 ~	100,000	104,285
TransAlta Corp (Canada) 6.500% due 03/15/40	100,000	100,250
Vistra Energy Corp 5.875% due 06/01/23	300,000	307,659
Vistra Operations Co LLC 5.000% due 07/31/27 ~	253,000	264,848
5.500% due 09/01/26 ~	150,000	159,348
5.625% due 02/15/27 ~	750,000	791,700

		8,986,970

Total Corporate Bonds & Notes (Cost $351,563,147)		358,607,843

	Shares

SHORT-TERM INVESTMENT - 0.3%

Money Market Fund - 0.3%

BlackRock Liquidity Funds T-Fund Portfolio 1.510%	957,387	957,387

Total Short-Term Investment (Cost $957,387)		957,387

TOTAL INVESTMENTS - 98.6% (Cost $352,520,534)		359,565,230

OTHER ASSETS & LIABILITIES, NET - 1.4%		5,204,546

NET ASSETS - 100.0%		$364,769,776

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Communications	20.9%
Consumer, Non-Cyclical	17.0%
Consumer, Cyclical	16.5%
Energy	11.6%
Industrial	10.5%
Financial	9.7%
Basic Materials	5.2%
Technology	4.3%
Others (each less than 3.0%)	2.9%

98.6%
Other Assets & Liabilities, Net	1.4%

100.0%

(b)	Investments with a total aggregate value of $118,445 or less than 0.1% of the Fund’s net assets were in default as of December 31, 2019.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-52

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$358,607,843	$-	$358,607,843	$-
	Short-Term Investment	957,387	957,387	-	-

	Total	$359,565,230	$957,387	$358,607,843	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-53

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 98.2%

Basic Materials - 0.8%

Air Products & Chemicals Inc	1,546	$363,295
Axalta Coating Systems Ltd *	3,275	99,560
CF Industries Holdings Inc	1,102	52,610
Ecolab Inc	12,754	2,461,394
Element Solutions Inc *	4,458	52,069
NewMarket Corp	324	157,633
PPG Industries Inc	3,870	516,606
Royal Gold Inc	1,066	130,319
RPM International Inc	1,044	80,137
Southern Copper Corp (Peru)	3,071	130,456
The Sherwin-Williams Co	4,200	2,450,868
WR Grace & Co	2,879	201,098

		6,696,045

Communications - 19.4%

Alphabet Inc ‘A’ *	15,102	20,227,468
Alphabet Inc ‘C’ *	15,214	20,341,422
Altice USA Inc ‘A’ *	15,173	414,830
Amazon.com Inc *	20,875	38,573,660
AMC Networks Inc ‘A’ *	1,988	78,526
Anaplan Inc *	4,421	231,660
Arista Networks Inc *	2,965	603,081
Booking Holdings Inc *	2,126	4,366,230
Cable One Inc	224	333,417
CDW Corp	7,196	1,027,877
Charter Communications Inc ‘A’ *	4,583	2,223,122
Cisco Systems Inc	217,196	10,416,720
Comcast Corp ‘A’	107,449	4,831,982
Corning Inc	11,930	347,282
eBay Inc	39,113	1,412,370
Etsy Inc *	6,037	267,439
Expedia Group Inc	6,099	659,546
F5 Networks Inc *	2,749	383,898
Facebook Inc ‘A’ *	121,165	24,869,116
FactSet Research Systems Inc	1,913	513,258
FireEye Inc *	10,042	165,994
Fox Corp ‘A’	1,716	63,612
Fox Corp ‘B’ *	797	29,011
GoDaddy Inc ‘A’ *	8,558	581,259
IAC/InterActiveCorp *	2,199	547,793
Lyft Inc ‘A’ *	1,066	45,859
Match Group Inc *	2,812	230,893
Motorola Solutions Inc	6,422	1,034,841
Netflix Inc *	21,373	6,915,662
Nexstar Media Group Inc ‘A’	1,745	204,601
Okta Inc *	5,323	614,115
Omnicom Group Inc	5,707	462,381
Pagerduty Inc *	2,033	47,552
Palo Alto Networks Inc *	4,790	1,107,688
Proofpoint Inc *	2,768	317,711
RingCentral Inc ‘A’ *	3,773	636,392
Roku Inc *	4,297	575,368
Sinclair Broadcast Group Inc ‘A’	2,844	94,819
Sirius XM Holdings Inc	68,936	492,892
Spotify Technology SA *	5,928	886,532
Switch Inc ‘A’	2,575	38,162
T-Mobile US Inc *	8,271	648,612
The Interpublic Group of Cos Inc	1,543	35,643
The New York Times Co ‘A’	1,534	49,349
The Trade Desk Inc ‘A’ *	2,008	521,638
TripAdvisor Inc	4,898	148,801
Twitter Inc *	38,492	1,233,669
Uber Technologies Inc *	5,288	157,265
Ubiquiti Inc	434	82,017
VeriSign Inc *	3,624	698,272
ViacomCBS Inc ‘B’	15,169	636,643

	Shares	Value
Wayfair Inc ‘A’ *	3,132	$283,039
World Wrestling Entertainment Inc ‘A’	2,191	142,130
Zayo Group Holdings Inc *	11,207	388,323
Zendesk Inc *	5,542	424,684

		152,666,126

Consumer, Cyclical - 9.4%

Advance Auto Parts Inc	845	135,335
Alaska Air Group Inc	2,786	188,751
Allison Transmission Holdings Inc	5,502	265,857
American Airlines Group Inc	2,030	58,220
Aptiv PLC	889	84,428
AutoZone Inc *	1,199	1,428,381
Best Buy Co Inc	2,421	212,564
Burlington Stores Inc *	3,314	755,691
Capri Holdings Ltd * (Peru)	3,043	116,090
CarMax Inc *	3,881	340,247
Carter’s Inc	1,025	112,073
Carvana Co *	2,247	206,836
Casey’s General Stores Inc	464	73,771
Chipotle Mexican Grill Inc *	1,286	1,076,523
Choice Hotels International Inc	748	77,366
Columbia Sportswear Co	984	98,587
Copart Inc *	10,157	923,678
Costco Wholesale Corp	22,279	6,548,244
Darden Restaurants Inc	6,161	671,611
Delta Air Lines Inc	5,801	339,242
Dolby Laboratories Inc ‘A’	421	28,965
Dollar General Corp	12,367	1,929,005
Dollar Tree Inc *	6,391	601,074
Domino’s Pizza Inc	2,038	598,724
Dunkin’ Brands Group Inc	3,796	286,750
Fastenal Co	25,902	957,079
Five Below Inc *	2,708	346,245
Floor & Decor Holdings Inc ‘A’ *	3,463	175,955
GrubHub Inc *	4,540	220,826
Hanesbrands Inc	14,371	213,409
Hasbro Inc	6,354	671,046
Hilton Grand Vacations Inc *	644	22,147
Hilton Worldwide Holdings Inc	14,060	1,559,395
IAA Inc *	6,032	283,866
JetBlue Airways Corp *	1,332	24,935
KAR Auction Services Inc	5,939	129,411
L Brands Inc	1,793	32,489
Las Vegas Sands Corp	8,171	564,126
Lennar Corp ‘A’	5,566	310,527
Lennar Corp ‘B’	384	17,165
Live Nation Entertainment Inc *	6,552	468,271
LKQ Corp *	2,282	81,467
Lowe’s Cos Inc	39,130	4,686,209
Lululemon Athletica Inc *	5,995	1,388,862
Marriott International Inc ‘A’	13,928	2,109,117
Mattel Inc *	11,917	161,475
McDonald’s Corp	6,214	1,227,949
MGM Resorts International	2,065	68,703
NIKE Inc ‘B’	62,491	6,330,963
Nordstrom Inc	5,571	228,021
Norwegian Cruise Line Holdings Ltd *	2,196	128,268
NVR Inc *	166	632,196
O’Reilly Automotive Inc *	3,764	1,649,611
Ollie’s Bargain Outlet Holdings Inc *	2,651	173,137
Planet Fitness Inc ‘A’ *	4,059	303,126
Polaris Inc	2,654	269,912
Pool Corp	1,962	416,690
Ross Stores Inc	17,938	2,088,342
Six Flags Entertainment Corp	381	17,187
Skechers U.S.A. Inc ‘A’ *	2,451	105,859
Southwest Airlines Co	14,152	763,925
Starbucks Corp	59,851	5,262,100
Target Corp	1,333	170,904

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-54

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Tempur Sealy International Inc *	2,323	$202,240
Tesla Inc *	7,199	3,011,558
The Home Depot Inc	31,852	6,955,840
The Madison Square Garden Co ‘A’ *	93	27,360
The Scotts Miracle-Gro Co	1,990	211,298
The TJX Cos Inc	61,563	3,759,037
The Toro Co	5,230	416,674
The Wendy’s Co	9,483	210,617
Tractor Supply Co	6,036	564,004
Ulta Beauty Inc *	2,818	713,348
Under Armour Inc ‘A’ *	6,365	137,484
Under Armour Inc ‘C’ *	6,566	125,936
United Airlines Holdings Inc *	2,671	235,288
Vail Resorts Inc	1,820	436,491
VF Corp	15,539	1,548,617
WABCO Holdings Inc *	2,207	299,048
Williams-Sonoma Inc	619	45,459
WW Grainger Inc	2,206	746,775
Wyndham Hotels & Resorts Inc	1,465	92,017
Wynn Resorts Ltd	4,107	570,339
Yum China Holdings Inc (China)	14,913	715,973
Yum! Brands Inc	13,558	1,365,697

		73,810,028

Consumer, Non-Cyclical - 21.8%

2U Inc *	1,060	25,429
Abbott Laboratories	38,020	3,302,417
AbbVie Inc	74,876	6,629,521
ABIOMED Inc *	2,268	386,898
Adaptive Biotechnologies Corp *	588	17,593
Agios Pharmaceuticals Inc *	284	13,561
Alexion Pharmaceuticals Inc *	8,207	887,587
Align Technology Inc *	3,960	1,104,998
Alnylam Pharmaceuticals Inc *	4,527	521,375
Altria Group Inc	46,184	2,305,043
AmerisourceBergen Corp	7,576	644,112
Amgen Inc	27,941	6,735,737
Anthem Inc	3,728	1,125,968
Automatic Data Processing Inc	21,993	3,749,806
Avalara Inc *	2,338	171,259
Avantor Inc *	11,248	204,151
Avery Dennison Corp	3,996	522,757
Baxter International Inc	11,405	953,686
Becton Dickinson and Co	1,160	315,485
Bio-Techne Corp	1,897	416,410
Biogen Inc *	3,123	926,688
BioMarin Pharmaceutical Inc *	8,927	754,778
Booz Allen Hamilton Holding Corp	6,945	493,998
Boston Scientific Corp *	70,367	3,181,996
Bright Horizons Family Solutions Inc *	2,861	429,980
Bristol-Myers Squibb Co	69,520	4,462,489
Brown-Forman Corp ‘A’	2,121	133,135
Brown-Forman Corp ‘B’	8,154	551,210
Bruker Corp	5,217	265,910
Campbell Soup Co	4,896	241,960
Cantel Medical Corp	1,082	76,714
Centene Corp *	17,376	1,092,429
Charles River Laboratories International Inc *	2,374	362,652
Chemed Corp	791	347,455
Church & Dwight Co Inc	12,343	868,207
Cigna Corp	5,705	1,166,615
Cintas Corp	4,219	1,135,249
CoreLogic Inc *	232	10,141
CoStar Group Inc *	1,835	1,097,880
Danaher Corp	1,660	254,777
DexCom Inc *	4,552	995,704
Edwards Lifesciences Corp *	10,513	2,452,578
Eli Lilly & Co	43,062	5,659,639
Encompass Health Corp	2,552	176,777

	Shares	Value
Envista Holdings Corp *	4,697	$139,215
Equifax Inc	5,101	714,752
Euronet Worldwide Inc *	2,564	403,984
Exact Sciences Corp *	7,059	652,816
Exelixis Inc *	6,290	110,830
FleetCor Technologies Inc *	4,285	1,232,880
Gartner Inc *	4,415	680,352
Gilead Sciences Inc	9,366	608,603
Global Payments Inc	15,106	2,757,751
Grand Canyon Education Inc *	227	21,744
Guardant Health Inc *	1,917	149,794
H&R Block Inc	1,616	37,944
HCA Healthcare Inc	8,080	1,194,305
Henry Schein Inc *	973	64,919
Herbalife Nutrition Ltd *	879	41,902
Hill-Rom Holdings Inc	1,780	202,083
Hologic Inc *	10,657	556,402
Horizon Therapeutics PLC *	1,063	38,481
Humana Inc	2,849	1,044,215
ICU Medical Inc *	302	56,510
IDEXX Laboratories Inc *	4,273	1,115,808
IHS Markit Ltd *	12,470	939,614
Illumina Inc *	7,429	2,464,496
Incyte Corp *	8,910	778,021
Insulet Corp *	3,037	519,934
Intuitive Surgical Inc *	5,812	3,435,764
Ionis Pharmaceuticals Inc *	6,508	393,148
IQVIA Holdings Inc *	3,820	590,228
Jazz Pharmaceuticals PLC *	2,424	361,855
Johnson & Johnson	20,376	2,972,247
Kellogg Co	4,638	320,764
Laboratory Corp of America Holdings *	326	55,149
Lamb Weston Holdings Inc	1,908	164,145
MarketAxess Holdings Inc	1,878	711,969
Masimo Corp *	2,325	367,490
McCormick & Co Inc	3,966	673,149
McKesson Corp	988	136,660
Merck & Co Inc	122,384	11,130,825
Moderna Inc *	9,272	181,360
Molina Healthcare Inc *	2,385	323,621
Monster Beverage Corp *	19,394	1,232,489
Moody’s Corp	8,304	1,971,453
Morningstar Inc	999	151,159
Nektar Therapeutics *	1,323	28,557
Neurocrine Biosciences Inc *	4,606	495,099
Nielsen Holdings PLC	2,239	45,452
Paylocity Holding Corp *	1,769	213,731
PayPal Holdings Inc *	59,527	6,439,036
Penumbra Inc *	1,590	261,189
PepsiCo Inc	59,661	8,153,869
Pilgrim’s Pride Corp *	949	31,047
Post Holdings Inc *	1,502	163,868
PRA Health Sciences Inc *	3,185	354,013
Quanta Services Inc	1,669	67,945
Regeneron Pharmaceuticals Inc *	869	326,292
ResMed Inc	7,140	1,106,486
Robert Half International Inc	5,773	364,565
Rollins Inc	7,298	242,002
S&P Global Inc	12,466	3,403,841
Sabre Corp	2,478	55,606
Sage Therapeutics Inc *	2,511	181,269
Sarepta Therapeutics Inc *	3,615	466,480
Seattle Genetics Inc *	5,788	661,337
Service Corp International	3,288	151,347
ServiceMaster Global Holdings Inc *	1,110	42,913
Sprouts Farmers Market Inc *	2,857	55,283
Square Inc ‘A’ *	17,419	1,089,733
STERIS PLC	245	37,343
Stryker Corp	17,384	3,649,597
Sysco Corp	24,116	2,062,883

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-55

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Teleflex Inc	2,319	$872,964
The Clorox Co	5,187	796,412
The Coca-Cola Co	132,561	7,337,251
The Cooper Cos Inc	332	106,668
The Estee Lauder Cos Inc ‘A’	11,038	2,279,789
The Hershey Co	6,330	930,383
The Procter & Gamble Co	7,395	923,636
Thermo Fisher Scientific Inc	13,776	4,475,409
TransUnion	9,488	812,268
TreeHouse Foods Inc *	473	22,941
United Rentals Inc *	2,660	443,608
UnitedHealth Group Inc	47,885	14,077,232
Varian Medical Systems Inc *	4,628	657,222
Verisk Analytics Inc	8,088	1,207,862
Vertex Pharmaceuticals Inc *	12,990	2,844,160
WellCare Health Plans Inc *	2,307	761,794
West Pharmaceutical Services Inc	2,764	415,512
WEX Inc *	2,184	457,461
Zoetis Inc	24,234	3,207,370

		171,654,309

Energy - 0.2%

Cabot Oil & Gas Corp	12,690	220,933
Cheniere Energy Inc *	6,772	413,566
Diamondback Energy Inc	1,723	159,998
Equitrans Midstream Corp	1,047	13,988
ONEOK Inc	6,652	503,357
Parsley Energy Inc ‘A’	7,924	149,843
Pioneer Natural Resources Co	3,615	547,202

		2,008,887

Financial - 8.2%

Air Lease Corp	296	14,066
Alleghany Corp *	72	57,569
Alliance Data Systems Corp	246	27,601
American Express Co	18,921	2,355,475
American Homes 4 Rent ‘A’ REIT	5,555	145,597
American Tower Corp REIT	22,286	5,121,768
Americold Realty Trust REIT	9,493	332,825
Ameriprise Financial Inc	952	158,584
Aon PLC	11,874	2,473,235
Arch Capital Group Ltd *	2,686	115,203
Arthur J Gallagher & Co	1,965	187,127
Athene Holding Ltd ‘A’ *	2,782	130,837
Axis Capital Holdings Ltd	483	28,710
Brookfield Property REIT Inc ‘A’	3,711	68,449
Brown & Brown Inc	722	28,505
Cboe Global Markets Inc	1,410	169,200
CBRE Group Inc ‘A’ *	6,101	373,930
CIT Group Inc	398	18,161
Colony Capital Inc REIT	2,309	10,968
Comerica Inc	549	39,391
CoreSite Realty Corp REIT	1,473	165,153
Credit Acceptance Corp *	476	210,549
Crown Castle International Corp REIT	21,019	2,987,851
Discover Financial Services	5,588	473,974
E*TRADE Financial Corp	1,830	83,027
Equinix Inc REIT	4,310	2,515,747
Equity LifeStyle Properties Inc REIT	8,770	617,320
Erie Indemnity Co ‘A’	841	139,606
Evercore Inc ‘A’	748	55,920
Everest Re Group Ltd	630	174,409
Extra Space Storage Inc REIT	5,102	538,873
First Republic Bank	1,517	178,172
Interactive Brokers Group Inc ‘A’	1,014	47,273
Intercontinental Exchange Inc	11,036	1,021,382
Iron Mountain Inc REIT	1,608	51,247
Jones Lang LaSalle Inc	290	50,486
Kemper Corp	587	45,492
Lamar Advertising Co ‘A’ REIT	4,360	389,174

	Shares	Value
Lazard Ltd ‘A’	2,057	$82,198
LendingTree Inc *	388	117,735
LPL Financial Holdings Inc	4,097	377,948
Markel Corp *	52	59,445
Marsh & McLennan Cos Inc	22,629	2,521,097
Mastercard Inc ‘A’	45,033	13,446,403
Outfront Media Inc REIT	1,102	29,556
Primerica Inc	1,532	200,018
Prosperity Bancshares Inc	213	15,313
Public Storage REIT	5,640	1,201,094
Raymond James Financial Inc	1,514	135,442
RenaissanceRe Holdings Ltd (Bermuda)	839	164,461
SBA Communications Corp REIT	5,659	1,363,762
SEI Investments Co	3,166	207,310
Signature Bank	1,370	187,156
Simon Property Group Inc REIT	13,736	2,046,115
Sun Communities Inc REIT	1,119	167,962
SVB Financial Group *	198	49,706
Synchrony Financial	9,053	325,999
Synovus Financial Corp	581	22,775
T Rowe Price Group Inc	3,303	402,438
TD Ameritrade Holding Corp	11,733	583,130
The Charles Schwab Corp	34,796	1,654,898
The Howard Hughes Corp *	644	81,659
The Progressive Corp	9,551	691,397
The Travelers Cos Inc	2,090	286,225
The Western Union Co	4,857	130,070
UDR Inc REIT	746	34,838
Virtu Financial Inc ‘A’	1,043	16,678
Visa Inc ‘A’	86,985	16,344,481
Voya Financial Inc	545	33,234
Western Alliance Bancorp	528	30,096

		64,613,495

Industrial - 8.5%

3M Co	21,602	3,811,025
Acuity Brands Inc	526	72,588
Agilent Technologies Inc	1,537	131,122
Allegion PLC	3,506	436,637
AMETEK Inc	9,108	908,432
Amphenol Corp ‘A’	14,697	1,590,656
AO Smith Corp	1,170	55,739
AptarGroup Inc	1,276	147,531
Armstrong World Industries Inc	2,465	231,636
Ball Corp	16,265	1,051,858
Berry Global Group Inc *	2,607	123,807
BWX Technologies Inc	3,642	226,095
Carlisle Cos Inc	2,405	389,225
Caterpillar Inc	2,125	313,820
CH Robinson Worldwide Inc	5,217	407,969
Cognex Corp	8,320	466,253
Crown Holdings Inc *	3,869	280,657
CSX Corp	13,489	976,064
Deere & Co	1,806	312,908
Donaldson Co Inc	6,495	374,242
Dover Corp	3,249	374,480
Eagle Materials Inc	1,740	157,748
Emerson Electric Co	2,749	209,639
Expeditors International of Washington Inc	6,189	482,866
FLIR Systems Inc	701	36,501
Flowserve Corp	1,427	71,022
Fortive Corp	3,411	260,566
Fortune Brands Home & Security Inc	2,292	149,759
General Dynamics Corp	881	155,364
Graco Inc	8,174	425,048
HEICO Corp	2,012	229,670
HEICO Corp ‘A’	3,775	337,976
Hexcel Corp	3,994	292,800
Honeywell International Inc	17,791	3,149,007
Hubbell Inc	1,540	227,643

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-56

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Huntington Ingalls Industries Inc	1,598	$400,906
IDEX Corp	1,863	320,436
Illinois Tool Works Inc	16,164	2,903,539
Ingersoll-Rand PLC	11,458	1,522,997
Jabil Inc	1,613	66,665
JB Hunt Transport Services Inc	1,367	159,638
Keysight Technologies Inc *	9,432	968,006
L3Harris Technologies Inc	5,657	1,119,351
Landstar System Inc	1,732	197,223
Lennox International Inc	1,609	392,548
Lincoln Electric Holdings Inc	2,766	267,555
Lockheed Martin Corp	12,525	4,876,985
Martin Marietta Materials Inc	988	276,284
Mettler-Toledo International Inc *	1,225	971,768
National Instruments Corp	368	15,581
Nordson Corp	2,660	433,154
Norfolk Southern Corp	1,727	335,263
Northrop Grumman Corp	7,994	2,749,696
Old Dominion Freight Line Inc	1,349	256,013
PerkinElmer Inc	1,223	118,753
Raytheon Co	8,749	1,922,505
Republic Services Inc	761	68,209
Rockwell Automation Inc	5,837	1,182,985
Roper Technologies Inc	819	290,114
Sealed Air Corp	584	23,261
Sensata Technologies Holding PLC *	3,449	185,798
Spirit AeroSystems Holdings Inc ‘A’	4,605	335,612
The Boeing Co	26,810	8,733,626
The Middleby Corp *	2,828	309,723
TransDigm Group Inc	2,008	1,124,480
Trimble Inc *	2,167	90,342
Union Pacific Corp	35,143	6,353,503
United Parcel Service Inc ‘B’	35,369	4,140,295
Universal Display Corp	2,119	436,662
Vulcan Materials Co	6,123	881,651
Waste Management Inc	16,803	1,914,870
Waters Corp *	3,210	750,017
Westinghouse Air Brake Technologies Corp	2,523	196,289
Woodward Inc	2,271	268,977
XPO Logistics Inc *	2,742	218,537
Xylem Inc	9,059	713,759

		67,361,929

Technology - 29.9%

Accenture PLC ‘A’	32,326	6,806,886
Activision Blizzard Inc	2,111	125,436
Adobe Inc *	24,771	8,169,724
Advanced Micro Devices Inc *	52,207	2,394,213
Akamai Technologies Inc *	7,365	636,189
Alteryx Inc ‘A’ *	2,290	229,160
Analog Devices Inc	2,561	304,349
ANSYS Inc *	4,265	1,097,854
Apple Inc	225,254	66,145,837
Applied Materials Inc	25,206	1,538,574
Aspen Technology Inc *	3,506	423,981
Atlassian Corp PLC ‘A’ *	5,966	717,948
Autodesk Inc *	8,634	1,583,994
Black Knight Inc *	7,402	477,281
Broadcom Inc	19,572	6,185,143
Broadridge Financial Solutions Inc	5,765	712,208
Cadence Design Systems Inc *	14,224	986,577
CDK Global Inc	6,207	339,399
Ceridian HCM Holding Inc *	3,839	260,591
Cerner Corp	15,748	1,155,746
Change Healthcare Inc *	1,255	20,569
Citrix Systems Inc	5,679	629,801
Cognizant Technology Solutions Corp ‘A’	2,060	127,761
Coupa Software Inc *	3,202	468,292
Cree Inc *	403	18,598
Dell Technologies Inc ‘C’ *	5,533	284,341

	Shares	Value
DocuSign Inc *	7,860	$582,505
Dropbox Inc ‘A’ *	10,659	190,903
Dynatrace Inc *	2,625	66,412
Elastic NV *	2,231	143,453
Electronic Arts Inc *	13,212	1,420,422
Entegris Inc	6,781	339,660
EPAM Systems Inc *	2,583	548,009
Fair Isaac Corp *	1,422	532,795
Fidelity National Information Services Inc	18,954	2,636,312
Fiserv Inc *	28,600	3,307,018
Fortinet Inc *	7,179	766,430
Genpact Ltd	9,150	385,855
Guidewire Software Inc *	4,170	457,741
HP Inc	3,962	81,419
HubSpot Inc *	2,074	328,729
International Business Machines Corp	27,181	3,643,341
Intuit Inc	12,659	3,315,772
IPG Photonics Corp *	130	18,840
Jack Henry & Associates Inc	3,447	502,124
KLA Corp	8,022	1,429,280
Lam Research Corp	6,391	1,868,728
Manhattan Associates Inc *	3,224	257,114
Maxim Integrated Products Inc	5,259	323,481
Medallia Inc *	639	19,879
Microchip Technology Inc	3,368	352,697
Microsoft Corp	381,581	60,175,324
MongoDB Inc *	2,104	276,907
Monolithic Power Systems Inc	2,123	377,936
MSCI Inc	4,121	1,063,960
NCR Corp *	6,041	212,402
NetApp Inc	12,052	750,237
New Relic Inc *	2,596	170,583
Nutanix Inc ‘A’ *	8,540	266,960
NVIDIA Corp	29,556	6,954,527
Oracle Corp	104,392	5,530,688
Paychex Inc	16,125	1,371,592
Paycom Software Inc *	2,519	666,930
Pegasystems Inc	1,866	148,627
Pluralsight Inc ‘A’ *	3,136	53,971
PTC Inc *	5,349	400,587
Pure Storage Inc ‘A’ *	11,516	197,039
QUALCOMM Inc	57,846	5,103,753
RealPage Inc *	3,999	214,946
salesforce.com Inc *	42,158	6,856,577
ServiceNow Inc *	9,461	2,671,030
Skyworks Solutions Inc	444	53,671
Smartsheet Inc ‘A’ *	4,291	192,752
SolarWinds Corp *	561	10,407
Splunk Inc *	7,813	1,170,153
SS&C Technologies Holdings Inc	10,214	627,140
Synopsys Inc *	7,625	1,061,400
Take-Two Interactive Software Inc *	2,693	329,704
Teradata Corp *	5,872	157,193
Teradyne Inc	8,538	582,206
Texas Instruments Inc	47,483	6,091,594
Twilio Inc ‘A’ *	6,209	610,221
Tyler Technologies Inc *	1,955	586,539
Veeva Systems Inc ‘A’ *	6,633	932,998
VMware Inc ‘A’ *	3,859	585,758
Workday Inc ‘A’ *	8,249	1,356,548
Xilinx Inc	12,765	1,248,034
Zebra Technologies Corp ‘A’ *	2,681	684,835
Zscaler Inc *	3,096	143,964
Zynga Inc ‘A’ *	9,312	56,989

		235,306,053

Total Common Stocks (Cost $448,949,696)		774,116,872

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-57

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value

EXCHANGE-TRADED FUND - 1.4%

iShares Russell 1000 Growth	63,672	$11,201,178

Total Exchange-Traded Fund (Cost $10,273,257)		11,201,178

	Principal Amount

SHORT-TERM INVESTMENT - 0.3%

Repurchase Agreement - 0.3%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $2,399,443; collateralized by U.S. Treasury Notes: 2.875% due 08/15/28 and value $2,448,408)	$2,399,409	2,399,409

Total Short-Term Investment (Cost $2,399,409)		2,399,409

TOTAL INVESTMENTS - 99.9% (Cost $461,622,362)		787,717,459

DERIVATIVES - 0.1%		54,990

OTHER ASSETS & LIABILITIES, NET - 0.0%		364,589

NET ASSETS - 100.0%		$788,137,038

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	29.9%
Consumer, Non-Cyclical	21.8%
Communications	19.4%
Consumer, Cyclical	9.4%
Industrial	8.5%
Financial	8.2%
Others (each less than 3.0%)	2.7%

99.9%
Derivatives	0.1%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Open futures contracts outstanding as of December 31, 2019 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Nasdaq 100 E-Mini Index	03/20	9	$1,540,876	$1,575,405	$34,529
S&P 500 E-Mini Index	03/20	7	1,110,424	1,130,885	20,461

Total Futures Contracts					$54,990

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$774,116,872	$774,116,872	$-	$-
	Exchange-Traded Fund	11,201,178	11,201,178	-	-
	Short-Term Investment	2,399,409	-	2,399,409	-
	Derivatives:
	Equity Contracts
	Futures	54,990	54,990	-	-

	Total	$787,772,449	$785,373,040	$2,399,409	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-58

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 97.8%

Basic Materials - 3.6%

Air Products & Chemicals Inc	10,256	$2,410,057
Albemarle Corp	5,760	420,710
Alcoa Corp *	10,309	221,747
Ashland Global Holdings Inc	3,358	256,988
Axalta Coating Systems Ltd *	7,817	237,637
Cabot Corp	2,943	139,851
Celanese Corp	6,529	803,851
CF Industries Holdings Inc	10,754	513,396
Domtar Corp	2,975	113,764
Dow Inc *	40,659	2,225,267
DuPont de Nemours Inc	40,339	2,589,764
Eastman Chemical Co	7,487	593,420
Element Solutions Inc *	6,637	77,520
FMC Corp	7,012	699,938
Freeport-McMoRan Inc	78,220	1,026,246
Huntsman Corp	11,984	289,533
International Flavors & Fragrances Inc	5,788	746,768
International Paper Co	21,518	990,904
Linde PLC (United Kingdom)	29,257	6,228,815
LyondellBasell Industries NV ‘A’	14,413	1,361,740
NewMarket Corp	29	14,109
Newmont Goldcorp Corp	44,673	1,941,042
Nucor Corp	16,393	922,598
Olin Corp	9,063	156,337
PPG Industries Inc	8,701	1,161,497
Reliance Steel & Aluminum Co	3,553	425,507
Royal Gold Inc	2,441	298,412
RPM International Inc	5,704	437,839
Southern Copper Corp (Peru)	1,265	53,737
Steel Dynamics Inc	11,039	375,768
The Chemours Co	9,051	163,733
The Mosaic Co	18,583	402,136
United States Steel Corp	9,722	110,928
Univar Solutions Inc *	8,741	211,882
Valvoline Inc	10,203	218,446
Westlake Chemical Corp	1,956	137,213

		28,979,100

Communications - 8.2%

AT&T Inc	397,627	15,539,263
CenturyLink Inc	59,011	779,535
Charter Communications Inc ‘A’ *	3,436	1,666,735
Ciena Corp *	8,582	366,366
Comcast Corp ‘A’	129,911	5,842,098
CommScope Holding Co Inc *	10,457	148,385
Corning Inc	27,988	814,731
Discovery Inc ‘A’ *	8,722	285,558
Discovery Inc ‘C’ *	17,940	546,991
DISH Network Corp ‘A’ *	14,026	497,502
EchoStar Corp ‘A’ *	2,497	108,145
Expedia Group Inc	997	107,816
F5 Networks Inc *	242	33,795
Fox Corp ‘A’	17,303	641,422
Fox Corp ‘B’ *	8,036	292,510
GCI Liberty Inc ‘A’ *	5,373	380,677
IAC/InterActiveCorp *	1,726	429,964
John Wiley & Sons Inc ‘A’	2,507	121,640
Juniper Networks Inc	17,962	442,404
Liberty Broadband Corp ‘A’ *	1,344	167,409
Liberty Broadband Corp ‘C’ *	5,685	714,889
Liberty Media Corp-Liberty Formula One ‘A’ *	1,369	59,935
Liberty Media Corp-Liberty Formula One ‘C’ *	10,863	499,318
Liberty Media Corp-Liberty SiriusXM ‘A’ *	4,663	225,409
Liberty Media Corp-Liberty SiriusXM ‘C’ *	8,511	409,719

	Shares	Value
LogMeIn Inc	2,537	$217,522
Lyft Inc ‘A’ *	9,193	395,483
Motorola Solutions Inc	2,383	383,997
News Corp ‘A’	20,994	296,855
News Corp ‘B’	6,863	99,582
Nexstar Media Group Inc ‘A’	560	65,660
NortonLifeLock Inc	31,718	809,443
Omnicom Group Inc	5,429	439,858
Sprint Corp *	30,930	161,145
T-Mobile US Inc *	8,031	629,791
Telephone & Data Systems Inc	5,398	137,271
The Interpublic Group of Cos Inc	18,994	438,761
The New York Times Co ‘A’	7,285	234,358
The Walt Disney Co	95,077	13,750,986
TripAdvisor Inc	565	17,165
Uber Technologies Inc *	45,967	1,367,059
United States Cellular Corp *	866	31,375
VeriSign Inc *	1,734	334,107
Verizon Communications Inc	225,399	13,839,499
ViacomCBS Inc ‘A’	330	14,807
ViacomCBS Inc ‘B’	12,992	545,274
ViaSat Inc *	3,082	225,587
Zillow Group Inc ‘A’ *	3,122	142,800
Zillow Group Inc ‘C’ *	6,841	314,276

		66,014,877

Consumer, Cyclical - 8.0%

Advance Auto Parts Inc	2,723	436,116
Alaska Air Group Inc	3,626	245,661
American Airlines Group Inc	19,120	548,362
Aptiv PLC	13,119	1,245,911
Aramark	13,459	584,121
AutoNation Inc *	2,999	145,841
Best Buy Co Inc	9,729	854,206
BorgWarner Inc	11,052	479,436
Brunswick Corp	4,319	259,054
Caesars Entertainment Corp *	31,067	422,511
Capri Holdings Ltd * (Peru)	4,556	173,811
CarMax Inc *	4,677	410,033
Carnival Corp	21,748	1,105,451
Carter’s Inc	1,363	149,030
Casey’s General Stores Inc	1,516	241,029
Choice Hotels International Inc	1,053	108,912
Cinemark Holdings Inc	5,882	199,106
Columbia Sportswear Co	575	57,609
Copa Holdings SA ‘A’ (Panama)	1,658	179,197
Cummins Inc	8,094	1,448,502
Delta Air Lines Inc	25,075	1,466,386
Dick’s Sporting Goods Inc	3,572	176,778
Dolby Laboratories Inc ‘A’	2,971	204,405
Dollar General Corp	863	134,611
Dollar Tree Inc *	5,818	547,183
DR Horton Inc	18,315	966,116
Dunkin’ Brands Group Inc	298	22,511
Extended Stay America Inc	10,398	154,514
Fastenal Co	3,011	111,256
Foot Locker Inc	5,969	232,731
Ford Motor Co	213,766	1,988,024
General Motors Co	67,412	2,467,279
Genuine Parts Co	7,678	815,634
Hanesbrands Inc	4,462	66,261
Harley-Davidson Inc	8,219	305,665
HD Supply Holdings Inc *	8,857	356,229
Hilton Grand Vacations Inc *	3,875	133,261
Hyatt Hotels Corp ‘A’	2,060	184,803
IAA Inc *	457	21,506
International Game Technology PLC	5,154	77,155
JetBlue Airways Corp *	14,131	264,532
KAR Auction Services Inc	457	9,958
Kohl’s Corp	8,576	436,947

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-59

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
L Brands Inc	10,398	$188,412
Las Vegas Sands Corp	9,613	663,682
Lear Corp	3,339	458,111
Leggett & Platt Inc	7,197	365,824
Lennar Corp ‘A’	8,807	491,343
Lennar Corp ‘B’	482	21,545
Lions Gate Entertainment Corp ‘A’ *	2,583	27,535
Lions Gate Entertainment Corp ‘B’ *	6,209	61,655
LKQ Corp *	14,262	509,153
Macy’s Inc	16,877	286,909
Mattel Inc *	5,915	80,148
McDonald’s Corp	34,390	6,795,808
MGM Resorts International	24,828	826,028
Mohawk Industries Inc *	3,252	443,508
MSC Industrial Direct Co Inc ‘A’	2,418	189,740
Newell Brands Inc	20,719	398,219
Norwegian Cruise Line Holdings Ltd *	9,103	531,706
Nu Skin Enterprises Inc ‘A’	3,041	124,620
PACCAR Inc	18,529	1,465,644
Penske Automotive Group Inc	1,892	95,016
Polaris Inc	327	33,256
PulteGroup Inc	13,567	526,400
PVH Corp	3,931	413,345
Qurate Retail Inc ‘A’ *	21,529	181,489
Ralph Lauren Corp	2,636	308,992
Resideo Technologies Inc *	6,813	81,279
Royal Caribbean Cruises Ltd	9,268	1,237,371
Six Flags Entertainment Corp	3,995	180,214
Skechers U.S.A. Inc ‘A’ *	4,588	198,156
Southwest Airlines Co	10,437	563,389
Tapestry Inc	14,898	401,799
Target Corp	25,687	3,293,330
The Gap Inc	11,332	200,350
The Goodyear Tire & Rubber Co	12,370	192,415
The Home Depot Inc	25,807	5,635,733
The Madison Square Garden Co ‘A’ *	917	269,772
Thor Industries Inc	2,932	217,818
Tiffany & Co	6,561	876,878
Toll Brothers Inc	6,995	276,372
Under Armour Inc ‘A’ *	3,515	75,924
Under Armour Inc ‘C’ *	3,627	69,566
United Airlines Holdings Inc *	9,811	864,251
Urban Outfitters Inc *	3,471	96,390
Vail Resorts Inc	238	57,080
WABCO Holdings Inc *	459	62,195
Walgreens Boots Alliance Inc	40,948	2,414,294
Walmart Inc	76,486	9,089,596
Watsco Inc	1,776	319,946
WESCO International Inc *	2,314	137,428
Whirlpool Corp	3,382	498,946
Williams-Sonoma Inc	3,546	260,418
Wyndham Destinations Inc	4,808	248,526
Wyndham Hotels & Resorts Inc	3,469	217,888
Wynn Resorts Ltd	932	129,427
Yum China Holdings Inc (China)	3,874	185,991
Yum! Brands Inc	1,885	189,876

		64,468,350

Consumer, Non-Cyclical - 20.3%

2U Inc *	1,949	46,757
Abbott Laboratories	53,058	4,608,618
Acadia Healthcare Co Inc *	4,921	163,476
Agios Pharmaceuticals Inc *	2,882	137,615
Alexion Pharmaceuticals Inc *	2,766	299,143
Alkermes PLC *	8,638	176,215
Allergan PLC	17,848	3,412,002
Alnylam Pharmaceuticals Inc *	946	108,951
Altria Group Inc	52,086	2,599,612
AMERCO	485	182,273
Amgen Inc	2,630	634,014

	Shares	Value
Anthem Inc	9,773	$2,951,739
Archer-Daniels-Midland Co	30,425	1,410,199
Avantor Inc *	4,804	87,193
Avery Dennison Corp	300	39,246
Baxter International Inc	13,977	1,168,757
Becton Dickinson and Co	13,314	3,621,009
Beyond Meat Inc *	2,570	194,292
Bio-Rad Laboratories Inc ‘A’ *	1,159	428,865
Biogen Inc *	6,437	1,910,051
Bluebird Bio Inc *	3,051	267,725
Bristol-Myers Squibb Co	52,540	3,372,543
Brown-Forman Corp ‘B’	621	41,980
Bunge Ltd	7,535	433,639
Campbell Soup Co	3,974	196,395
Cantel Medical Corp	885	62,747
Cardinal Health Inc	15,850	801,693
Catalent Inc *	7,739	435,706
Centene Corp *	3,720	233,876
Cigna Corp *	13,823	2,826,665
Colgate-Palmolive Co	45,660	3,143,234
Conagra Brands Inc	26,167	895,958
Constellation Brands Inc ‘A’	8,662	1,643,614
CoreLogic Inc *	4,205	183,801
Corteva Inc *	40,990	1,211,664
Coty Inc ‘A’	15,756	177,255
CVS Health Corp	70,645	5,248,217
Danaher Corp	31,738	4,871,148
DaVita Inc *	5,338	400,510
DENTSPLY SIRONA Inc	11,975	677,665
Elanco Animal Health Inc *	20,317	598,336
Encompass Health Corp	2,680	185,644
Envista Holdings Corp *	4,675	138,558
Equifax Inc	1,021	143,063
Exelixis Inc *	9,775	172,235
Flowers Foods Inc	10,173	221,161
General Mills Inc	32,749	1,754,036
Gilead Sciences Inc	59,468	3,864,231
Graham Holdings Co ‘B’	223	142,495
Grand Canyon Education Inc *	2,385	228,459
Grocery Outlet Holding Corp *	1,405	45,592
H&R Block Inc	9,486	222,731
HCA Healthcare Inc	5,874	868,236
Henry Schein Inc *	6,860	457,699
Herbalife Nutrition Ltd *	4,519	215,421
Hill-Rom Holdings Inc	1,789	203,105
Hologic Inc *	2,894	151,096
Horizon Therapeutics PLC *	8,999	325,764
Hormel Foods Corp	15,016	677,372
Humana Inc	4,106	1,504,931
ICU Medical Inc *	740	138,469
IHS Markit Ltd *	7,937	598,053
Ingredion Inc	3,544	329,415
Integra LifeSciences Holdings Corp *	3,925	228,749
IQVIA Holdings Inc *	5,495	849,032
Jazz Pharmaceuticals PLC *	364	54,338
Johnson & Johnson	122,817	17,915,316
Kellogg Co	8,186	566,144
Keurig Dr Pepper Inc	11,310	327,424
Kimberly-Clark Corp	18,549	2,551,415
Laboratory Corp of America Holdings *	4,916	831,640
Lamb Weston Holdings Inc	5,818	500,523
Macquarie Infrastructure Corp	4,016	172,045
ManpowerGroup Inc	3,163	307,127
McCormick & Co Inc	2,402	407,691
McKesson Corp	8,706	1,204,214
MEDNAX Inc *	4,472	124,277
Medtronic PLC	73,031	8,285,367
Merck & Co Inc	7,180	653,021
Moderna Inc *	1,095	21,418
Molina Healthcare Inc *	757	102,717

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-60

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Molson Coors Brewing Co ‘B’	9,573	$515,985
Mondelez International Inc ‘A’	77,282	4,256,693
Mylan NV *	28,325	569,332
Nektar Therapeutics *	7,875	169,982
Nielsen Holdings PLC	16,981	344,714
PepsiCo Inc	12,258	1,675,301
Perrigo Co PLC	6,906	356,764
Pfizer Inc	302,943	11,869,307
Philip Morris International Inc	84,622	7,200,486
Pilgrim’s Pride Corp *	1,877	61,406
Post Holdings Inc *	1,982	216,236
Premier Inc ‘A’ *	3,288	124,549
QIAGEN NV *	11,840	400,192
Quanta Services Inc	5,869	238,927
Quest Diagnostics Inc	7,330	782,771
Regeneron Pharmaceuticals Inc *	3,548	1,332,203
Sabre Corp	12,565	281,959
Seaboard Corp	14	59,508
Service Corp International	6,287	289,391
ServiceMaster Global Holdings Inc *	6,360	245,878
Spectrum Brands Holdings Inc	2,303	148,060
Sprouts Farmers Market Inc *	3,438	66,525
STERIS PLC	4,311	657,083
The Clorox Co	1,308	200,830
The Coca-Cola Co	66,300	3,669,705
The Cooper Cos Inc	2,302	739,610
The Hain Celestial Group Inc *	4,418	114,669
The Hershey Co	1,017	149,479
The JM Smucker Co	5,926	617,074
The Kraft Heinz Co	34,195	1,098,685
The Kroger Co	42,988	1,246,222
The Procter & Gamble Co	126,819	15,839,693
Thermo Fisher Scientific Inc	6,908	2,244,202
TreeHouse Foods Inc *	2,517	122,074
Tyson Foods Inc ‘A’	15,719	1,431,058
United Rentals Inc *	1,172	195,454
United Therapeutics Corp *	2,343	206,371
Universal Health Services Inc ‘B’	4,229	606,692
US Foods Holding Corp *	11,947	500,460
WellCare Health Plans Inc *	258	85,194
West Pharmaceutical Services Inc	985	148,075
Zimmer Biomet Holdings Inc	11,102	1,661,747

		162,335,168

Energy - 8.1%

Antero Midstream Corp	12,492	94,814
Antero Resources Corp *	14,625	41,681
Apache Corp	20,583	526,719
Apergy Corp *	4,143	139,951
Baker Hughes Co	35,280	904,226
Cabot Oil & Gas Corp	7,685	133,796
Centennial Resource Development Inc ‘A’ *	10,076	46,551
Cheniere Energy Inc *	5,230	319,396
Chesapeake Energy Corp *	72,212	59,618
Chevron Corp	103,840	12,513,758
Cimarex Energy Co	5,475	287,383
Concho Resources Inc	10,861	951,098
ConocoPhillips	59,787	3,887,949
Continental Resources Inc	4,814	165,120
Devon Energy Corp	20,673	536,878
Diamondback Energy Inc	6,864	637,391
EOG Resources Inc	31,488	2,637,435
EQT Corp	14,597	159,107
Equitrans Midstream Corp	9,990	133,466
Exxon Mobil Corp	230,571	16,089,244
First Solar Inc *	4,419	247,287
Halliburton Co	47,559	1,163,769
Helmerich & Payne Inc	5,861	266,265
Hess Corp	14,621	976,829
HollyFrontier Corp	8,033	407,353

	Shares	Value
Kinder Morgan Inc	105,897	$2,241,840
Kosmos Energy Ltd (Ghana)	20,043	114,245
Marathon Oil Corp	43,934	596,624
Marathon Petroleum Corp	35,004	2,108,991
Murphy Oil Corp	7,828	209,790
National Oilwell Varco Inc	21,080	528,054
Noble Energy Inc	25,950	644,598
Occidental Petroleum Corp	48,596	2,002,641
ONEOK Inc	15,298	1,157,600
Parsley Energy Inc ‘A’	6,301	119,152
Patterson-UTI Energy Inc	10,901	114,461
PBF Energy Inc ‘A’	6,716	210,681
Phillips 66	24,414	2,719,964
Pioneer Natural Resources Co	5,119	774,863
Range Resources Corp	11,627	56,391
Schlumberger Ltd	75,261	3,025,492
Targa Resources Corp	12,411	506,741
The Williams Cos Inc	65,798	1,560,729
Transocean Ltd *	31,666	217,862
Valero Energy Corp	22,307	2,089,051
WPX Energy Inc *	21,917	301,140

		64,627,994

Financial - 28.5%

Affiliated Managers Group Inc	2,597	220,070
Aflac Inc	39,558	2,092,618
AGNC Investment Corp REIT	29,913	528,862
Air Lease Corp	5,312	252,426
Alexandria Real Estate Equities Inc REIT	6,112	987,577
Alleghany Corp *	676	540,509
Alliance Data Systems Corp	1,969	220,922
Ally Financial Inc	20,624	630,269
American Campus Communities Inc REIT	7,509	353,148
American Express Co	16,151	2,010,638
American Financial Group Inc	3,939	431,911
American Homes 4 Rent ‘A’ REIT	8,131	213,114
American International Group Inc	47,279	2,426,831
American National Insurance Co	443	52,132
Ameriprise Financial Inc	5,940	989,485
Annaly Capital Management Inc REIT	77,388	728,995
Apartment Investment & Management Co ‘A’ REIT	8,085	417,590
Apple Hospitality REIT Inc	11,488	186,680
Arch Capital Group Ltd *	17,877	766,745
Arthur J Gallagher & Co	7,868	749,270
Associated Banc-Corp	8,297	182,866
Assurant Inc	3,277	429,549
Assured Guaranty Ltd	4,969	243,580
Athene Holding Ltd ‘A’ *	4,811	226,261
AvalonBay Communities Inc REIT	7,605	1,594,769
AXA Equitable Holdings Inc	22,690	562,258
Axis Capital Holdings Ltd	4,041	240,197
Bank of America Corp	443,493	15,619,823
Bank of Hawaii Corp	2,128	202,500
Bank OZK	6,627	202,157
BankUnited Inc	5,132	187,626
Berkshire Hathaway Inc ‘B’ *	106,565	24,136,973
BGC Partners Inc ‘A’	16,937	100,606
BlackRock Inc	6,445	3,239,902
BOK Financial Corp	1,770	154,698
Boston Properties Inc REIT	8,444	1,164,090
Brandywine Realty Trust REIT	9,730	153,248
Brighthouse Financial Inc *	5,737	225,063
Brixmor Property Group Inc REIT	15,872	342,994
Brown & Brown Inc	11,989	473,326
Camden Property Trust REIT	5,107	541,853
Capital One Financial Corp	25,399	2,613,811
Cboe Global Markets Inc	4,490	538,800
CBRE Group Inc ‘A’ *	11,440	701,158
Chimera Investment Corp REIT	10,169	209,075

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-61

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Chubb Ltd	24,554	$3,822,076
Cincinnati Financial Corp	8,311	873,902
CIT Group Inc	4,823	220,073
Citigroup Inc	118,861	9,495,805
Citizens Financial Group Inc	23,599	958,355
CME Group Inc	19,284	3,870,684
CNA Financial Corp	1,599	71,651
Colony Capital Inc REIT	25,435	120,816
Columbia Property Trust Inc REIT	6,321	132,172
Comerica Inc	7,299	523,703
Commerce Bancshares Inc	5,509	374,281
CoreSite Realty Corp REIT	447	50,118
Corporate Office Properties Trust REIT	5,775	169,670
Cousins Properties Inc REIT	8,064	332,237
Credit Acceptance Corp *	59	26,097
CubeSmart REIT	10,418	327,959
Cullen/Frost Bankers Inc	3,000	293,340
CyrusOne Inc REIT	6,122	400,562
Digital Realty Trust Inc REIT	11,277	1,350,308
Discover Financial Services	11,054	937,600
Douglas Emmett Inc REIT	9,074	398,349
Duke Realty Corp REIT	19,695	682,826
E*TRADE Financial Corp	9,994	453,428
East West Bancorp Inc	7,944	386,873
Eaton Vance Corp	5,861	273,650
Empire State Realty Trust Inc ‘A’ REIT	8,009	111,806
EPR Properties REIT	4,210	297,394
Equity Commonwealth REIT	6,463	212,180
Equity Residential REIT	19,805	1,602,621
Erie Indemnity Co ‘A’	454	75,364
Essex Property Trust Inc REIT	3,573	1,074,973
Evercore Inc ‘A’	1,449	108,327
Everest Re Group Ltd	1,494	413,599
Extra Space Storage Inc REIT	1,302	137,517
Federal Realty Investment Trust REIT	4,085	525,862
Fidelity National Financial Inc	14,569	660,704
Fifth Third Bancorp	38,585	1,186,103
First American Financial Corp	5,970	348,170
First Citizens BancShares Inc ‘A’	368	195,853
First Hawaiian Inc	7,139	205,960
First Horizon National Corp	16,677	276,171
First Republic Bank	7,398	868,895
FNB Corp	17,325	220,028
Franklin Resources Inc	14,777	383,906
Gaming and Leisure Properties Inc REIT	10,834	466,404
Globe Life Inc	5,852	615,923
Healthcare Trust of America Inc ‘A’ REIT	11,348	343,617
Healthpeak Properties Inc REIT	26,934	928,415
Highwoods Properties Inc REIT	5,587	273,260
Host Hotels & Resorts Inc REIT	38,553	715,158
Hudson Pacific Properties Inc REIT	8,309	312,834
Huntington Bancshares Inc	55,863	842,414
Interactive Brokers Group Inc ‘A’	2,949	137,482
Intercontinental Exchange Inc	18,033	1,668,954
Invesco Ltd	20,647	371,233
Invitation Homes Inc REIT	29,271	877,252
Iron Mountain Inc REIT	13,813	440,220
Janus Henderson Group PLC (United Kingdom)	8,249	201,688
JBG SMITH Properties REIT	6,685	266,665
Jefferies Financial Group Inc	14,032	299,864
Jones Lang LaSalle Inc	2,502	435,573
JPMorgan Chase & Co	169,958	23,692,145
Kemper Corp	2,765	214,288
KeyCorp	53,348	1,079,764
Kilroy Realty Corp REIT	5,608	470,511
Kimco Realty Corp REIT	21,643	448,227
Lazard Ltd ‘A’	3,325	132,867
Legg Mason Inc	4,579	164,432
Liberty Property Trust REIT	8,522	511,746

	Shares	Value
Life Storage Inc REIT	2,540	$275,031
Lincoln National Corp	10,758	634,830
Loews Corp	13,774	722,997
M&T Bank Corp	7,157	1,214,901
Markel Corp *	671	767,067
Marsh & McLennan Cos Inc	3,432	382,359
Medical Properties Trust Inc REIT	27,685	584,430
Mercury General Corp	1,510	73,582
MetLife Inc	42,313	2,156,694
MFA Financial Inc REIT	25,669	196,368
MGIC Investment Corp	18,549	262,839
Mid-America Apartment Communities Inc REIT	6,123	807,379
Morgan Stanley	63,394	3,240,701
Nasdaq Inc	6,199	663,913
National Retail Properties Inc REIT	9,122	489,122
Navient Corp	10,391	142,149
New Residential Investment Corp REIT	22,311	359,430
New York Community Bancorp Inc	24,737	297,339
Northern Trust Corp	10,601	1,126,250
Old Republic International Corp	15,469	346,042
Omega Healthcare Investors Inc REIT	11,835	501,212
OneMain Holdings Inc	3,557	149,928
Outfront Media Inc REIT	6,506	174,491
PacWest Bancorp	6,430	246,076
Paramount Group Inc REIT	11,015	153,329
Park Hotels & Resorts Inc REIT	13,054	337,707
People’s United Financial Inc	23,542	397,860
Pinnacle Financial Partners Inc	4,151	265,664
Popular Inc	5,198	305,383
Primerica Inc	649	84,733
Principal Financial Group Inc	15,126	831,930
Prologis Inc REIT	34,138	3,043,061
Prosperity Bancshares Inc	4,293	308,624
Prudential Financial Inc	22,009	2,063,124
Public Storage REIT	1,995	424,855
Raymond James Financial Inc	5,221	467,071
Rayonier Inc REIT	7,115	233,087
Realty Income Corp REIT	17,656	1,300,011
Regency Centers Corp REIT	8,837	557,526
Regions Financial Corp	52,405	899,270
Reinsurance Group of America Inc	3,422	557,991
RenaissanceRe Holdings Ltd (Bermuda)	1,493	292,658
Retail Properties of America Inc ‘A’ REIT	12,099	162,127
Santander Consumer USA Holdings Inc	5,558	129,890
SEI Investments Co	3,516	230,228
Service Properties Trust REIT	8,970	218,240
Signature Bank	1,516	207,101
Simon Property Group Inc REIT	1,944	289,578
SITE Centers Corp REIT	7,623	106,874
SL Green Realty Corp REIT	4,274	392,695
SLM Corp	22,345	199,094
Spirit Realty Capital Inc REIT	5,284	259,867
Starwood Property Trust Inc REIT	14,980	372,403
State Street Corp	19,743	1,561,671
Sterling Bancorp	10,568	222,773
STORE Capital Corp REIT	11,532	429,452
Sun Communities Inc REIT	3,683	552,818
SVB Financial Group *	2,605	653,959
Synchrony Financial	25,625	922,756
Synovus Financial Corp	7,007	274,674
T Rowe Price Group Inc	8,844	1,077,553
Taubman Centers Inc REIT	3,235	100,576
TCF Financial Corp	8,067	377,536
TD Ameritrade Holding Corp	1,952	97,014
Texas Capital Bancshares Inc *	2,779	157,764
TFS Financial Corp	2,447	48,157
The Allstate Corp	17,604	1,979,570
The Bank of New York Mellon Corp	44,691	2,249,298
The Charles Schwab Corp	25,092	1,193,376

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-62

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
The Goldman Sachs Group Inc	17,342	$3,987,446
The Hanover Insurance Group Inc	2,103	287,417
The Hartford Financial Services Group Inc	19,714	1,198,020
The Howard Hughes Corp *	1,508	191,214
The Macerich Co REIT	7,500	201,900
The PNC Financial Services Group Inc	23,859	3,808,612
The Progressive Corp	21,445	1,552,404
The Travelers Cos Inc	11,754	1,609,710
The Western Union Co	17,658	472,881
Truist Financial Corp	72,905	4,106,010
Two Harbors Investment Corp REIT	14,059	205,543
UDR Inc REIT	15,041	702,415
Umpqua Holdings Corp	11,915	210,896
Unum Group	10,966	319,769
US Bancorp	78,037	4,626,814
Ventas Inc REIT	20,116	1,161,498
VEREIT Inc REIT	56,737	524,250
VICI Properties Inc REIT	25,277	645,827
Virtu Financial Inc ‘A’	1,581	25,280
Vornado Realty Trust REIT	9,499	631,684
Voya Financial Inc	6,742	411,127
Webster Financial Corp	5,042	269,041
Weingarten Realty Investors REIT	6,580	205,559
Wells Fargo & Co	207,613	11,169,579
Welltower Inc REIT	22,139	1,810,527
Western Alliance Bancorp	4,518	257,526
Weyerhaeuser Co REIT	40,681	1,228,566
White Mountains Insurance Group Ltd	170	189,637
Willis Towers Watson PLC	7,046	1,422,869
Wintrust Financial Corp	3,021	214,189
WP Carey Inc REIT	9,257	740,930
WR Berkley Corp	7,744	535,110
Zions Bancorp NA	9,099	472,420

		228,652,607

Industrial - 9.2%

3M Co	7,190	1,268,460
Acuity Brands Inc	1,614	222,732
ADT Inc	5,655	44,844
AECOM *	8,532	367,985
AGCO Corp	3,479	268,753
Agilent Technologies Inc	15,174	1,294,494
Allegion PLC	1,280	159,411
AMETEK Inc	2,583	257,628
AO Smith Corp	6,083	289,794
AptarGroup Inc	2,096	242,340
Arconic Inc	20,814	640,447
Ardagh Group SA	1,357	26,570
Arrow Electronics Inc *	4,330	366,924
Avnet Inc	5,255	223,022
Berry Global Group Inc *	4,499	213,658
BWX Technologies Inc	1,348	83,684
Carlisle Cos Inc	417	67,487
Caterpillar Inc	26,862	3,966,980
CH Robinson Worldwide Inc	1,754	137,163
Clean Harbors Inc *	2,818	241,643
Coherent Inc *	1,330	221,246
Colfax Corp *	4,895	178,080
Crane Co	2,775	239,704
Crown Holdings Inc *	3,050	221,247
CSX Corp	25,946	1,877,453
Curtiss-Wright Corp	2,328	327,992
Deere & Co	15,218	2,636,671
Dover Corp	4,357	502,188
Eagle Materials Inc	310	28,105
Eaton Corp PLC	22,432	2,124,759
Emerson Electric Co	30,363	2,315,482
Energizer Holdings Inc	3,526	177,076
Expeditors International of Washington Inc	2,737	213,541
FedEx Corp	13,086	1,978,734

	Shares	Value
FLIR Systems Inc	6,736	$350,744
Flowserve Corp	5,694	283,390
Fluor Corp	7,736	146,056
Fortive Corp	12,519	956,326
Fortune Brands Home & Security Inc	5,198	339,637
frontdoor Inc *	4,702	222,969
Gardner Denver Holdings Inc *	7,221	264,866
Garmin Ltd	7,863	767,114
Gates Industrial Corp PLC *	2,357	32,432
General Dynamics Corp	12,897	2,274,386
General Electric Co	471,100	5,257,476
Gentex Corp	13,638	395,229
GrafTech International Ltd	3,570	41,483
Graphic Packaging Holding Co	16,091	267,915
Hexcel Corp	315	23,093
Honeywell International Inc	19,998	3,539,646
Hubbell Inc	1,349	199,409
Huntington Ingalls Industries Inc	458	114,903
IDEX Corp	2,094	360,168
Ingersoll-Rand PLC	788	104,741
ITT Inc	4,836	357,429
Jabil Inc	6,380	263,685
Jacobs Engineering Group Inc	7,218	648,393
JB Hunt Transport Services Inc	3,234	377,667
Johnson Controls International PLC	42,224	1,718,939
Kansas City Southern	5,358	820,631
Kirby Corp *	3,252	291,152
Knight-Swift Transportation Holdings Inc	6,743	241,669
L3Harris Technologies Inc	5,985	1,184,252
Landstar System Inc	202	23,002
Lennox International Inc	167	40,743
Lincoln Electric Holdings Inc	185	17,895
Littelfuse Inc	1,243	237,786
Martin Marietta Materials Inc	2,330	651,561
Masco Corp	15,376	737,894
MDU Resources Group Inc	10,715	318,343
National Instruments Corp	6,808	288,251
Nordson Corp	210	34,196
Norfolk Southern Corp	12,281	2,384,111
nVent Electric PLC	8,289	212,033
O-I Glass Inc	8,842	105,485
Old Dominion Freight Line Inc	2,016	382,596
Oshkosh Corp	3,720	352,098
Owens Corning	5,788	376,915
Packaging Corp of America	4,986	558,382
Parker-Hannifin Corp	6,992	1,439,093
Pentair PLC	9,157	420,032
PerkinElmer Inc	4,604	447,048
Raytheon Co	5,812	1,277,129
Regal Beloit Corp	2,106	180,295
Republic Services Inc	10,894	976,429
Roper Technologies Inc	4,729	1,675,154
Ryder System Inc	2,833	153,860
Schneider National Inc ‘B’	3,032	66,158
Sealed Air Corp	7,981	317,883
Sensata Technologies Holding PLC *	5,039	271,451
Silgan Holdings Inc	4,306	133,830
Snap-on Inc	2,996	507,522
Sonoco Products Co	5,454	336,621
Spirit AeroSystems Holdings Inc ‘A’	570	41,542
Stanley Black & Decker Inc	8,275	1,371,498
Stericycle Inc *	4,885	311,712
SYNNEX Corp	2,287	294,566
Teledyne Technologies Inc *	1,946	674,367
Textron Inc	12,609	562,361
The Timken Co	3,659	206,038
TransDigm Group Inc	513	287,280
Trimble Inc *	11,149	464,802
Trinity Industries Inc	5,810	128,692
United Technologies Corp	44,135	6,609,658

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-63

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Valmont Industries Inc	1,083	$162,212
Vulcan Materials Co	583	83,946
Waste Management Inc	5,001	569,914
Westinghouse Air Brake Technologies Corp	7,088	551,446
Westrock Co	13,635	585,078
Woodward Inc	552	65,379
XPO Logistics Inc *	2,127	169,522

		73,335,906

Technology - 5.5%

Activision Blizzard Inc	38,915	2,312,329
Akamai Technologies Inc *	757	65,390
Amdocs Ltd	7,415	535,289
Analog Devices Inc	17,329	2,059,378
Applied Materials Inc	23,320	1,423,453
Autodesk Inc *	2,701	495,525
CACI International Inc ‘A’ *	1,361	340,236
Cerence Inc *	1,979	44,785
Ceridian HCM Holding Inc *	844	57,291
Change Healthcare Inc *	1,289	21,127
Citrix Systems Inc	765	84,838
Cognizant Technology Solutions Corp ‘A’	27,565	1,709,581
Covetrus Inc *	5,368	70,858
Cree Inc *	5,384	248,472
Cypress Semiconductor Corp	20,199	471,243
Dell Technologies Inc ‘C’ *	2,319	119,173
DXC Technology Co	13,886	521,975
Dynatrace Inc *	632	15,990
Electronic Arts Inc *	1,587	170,618
Fidelity National Information Services Inc	12,881	1,791,618
Hewlett Packard Enterprise Co	70,772	1,122,444
HP Inc	76,486	1,571,787
Intel Corp	237,149	14,193,368
International Business Machines Corp	19,046	2,552,926
IPG Photonics Corp *	1,826	264,624
Jack Henry & Associates Inc	498	72,544
Lam Research Corp	965	282,166
Leidos Holdings Inc	7,259	710,583
Marvell Technology Group Ltd	35,908	953,716
Maxim Integrated Products Inc	9,130	561,586
Microchip Technology Inc	9,083	951,172
Micron Technology Inc *	60,180	3,236,480
MKS Instruments Inc	2,991	329,040
Nuance Communications Inc *	15,838	282,392
ON Semiconductor Corp *	21,939	534,873
Qorvo Inc *	6,305	732,830
Skyworks Solutions Inc	8,790	1,062,535
SolarWinds Corp *	1,752	32,500
SS&C Technologies Holdings Inc	1,163	71,408
Take-Two Interactive Software Inc *	3,214	393,490
Western Digital Corp	16,280	1,033,292
Xerox Holdings Corp *	9,691	357,307
Zynga Inc ‘A’ *	36,188	221,471

		44,083,703

Utilities - 6.4%

AES Corp	36,438	725,116
Alliant Energy Corp	13,137	718,857
Ameren Corp	13,377	1,027,354
American Electric Power Co Inc	26,844	2,537,026
American Water Works Co Inc	9,865	1,211,915
Aqua America Inc	11,659	547,273
Atmos Energy Corp	6,391	714,897
Avangrid Inc	3,204	163,917
CenterPoint Energy Inc	27,430	748,016
CMS Energy Corp	15,562	977,916
Consolidated Edison Inc	18,061	1,633,979
Dominion Energy Inc	44,723	3,703,959
DTE Energy Co	9,976	1,295,583
Duke Energy Corp	39,639	3,615,473

	Shares	Value
Edison International	18,968	$1,430,377
Entergy Corp	10,758	1,288,808
Evergy Inc	12,293	800,151
Eversource Energy	17,561	1,493,914
Exelon Corp	52,675	2,401,453
FirstEnergy Corp	29,344	1,426,118
Hawaiian Electric Industries Inc	5,801	271,835
IDACORP Inc	2,785	297,438
National Fuel Gas Co	4,469	207,987
NextEra Energy Inc	26,606	6,442,909
NiSource Inc	19,984	556,355
NRG Energy Inc	13,813	549,067
OGE Energy Corp	10,984	488,459
PG&E Corp *	28,527	310,089
Pinnacle West Capital Corp	6,175	555,318
PPL Corp	39,502	1,417,332
Public Service Enterprise Group Inc	27,577	1,628,422
Sempra Energy	15,311	2,319,310
The Southern Co	56,650	3,608,605
UGI Corp	11,373	513,605
Vistra Energy Corp	23,199	533,345
WEC Energy Group Inc	17,235	1,589,584
Xcel Energy Inc	28,345	1,799,624

		51,551,386

Total Common Stocks (Cost $653,630,540)		784,049,091

EXCHANGE-TRADED FUND - 0.5%

iShares Russell 1000 Value	32,733	4,467,400

Total Exchange-Traded Fund (Cost $4,267,160)		4,467,400

	Principal Amount

SHORT-TERM INVESTMENT - 1.5%

Repurchase Agreement - 1.5%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $11,675,191; collateralized by U.S. Treasury Notes: 2.875% due 08/15/28 and value $11,909,407)	$11,675,029	11,675,029

Total Short-Term Investment (Cost $11,675,029)		11,675,029

TOTAL INVESTMENTS - 99.8% (Cost $669,572,729)		800,191,520

DERIVATIVES - 0.0%		75,525

OTHER ASSETS & LIABILITIES, NET - 0.2%		1,454,488

NET ASSETS - 100.0%		$801,721,533

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-64

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	28.5%
Consumer, Non-Cyclical	20.3%
Industrial	9.2%
Communications	8.2%
Energy	8.1%
Consumer, Cyclical	8.0%
Utilities	6.4%
Technology	5.5%
Basic Materials	3.6%
Others (each less than 3.0%)	2.0%

99.8%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Open futures contracts outstanding as of December 31, 2019 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	03/20	55	$8,819,904	$8,885,525	$65,621
S&P MidCap 400 E-Mini Index	03/20	19	3,913,216	3,923,120	9,904

Total Futures Contracts					$75,525

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$784,049,091	$784,049,091	$-	$-
	Exchange-Traded Fund	4,467,400	4,467,400	-	-
	Short-Term Investment	11,675,029	-	11,675,029	-
	Derivatives:
	Equity Contracts
	Futures	75,525	75,525	-	-

	Total	$800,267,045	$788,592,016	$11,675,029	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-65

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
RIGHTS - 0.0%

Basic Materials - 0.0%

A Schulman Inc - Contingent Value Rights * Ω ±	1,018	$441

Consumer, Non-Cyclical - 0.0%

Corium International Inc - Contingent Value Rights *	959	172
Oncternal Therapeutics Inc - Contingent Value Rights *	33	68

		240

Total Rights (Cost $681)		681

COMMON STOCKS - 98.0%

Basic Materials - 2.9%

AK Steel Holding Corp *	7,592	24,978
Amyris Inc *	258	797
Balchem Corp	1,822	185,170
Cleveland-Cliffs Inc	2,252	18,917
Codexis Inc *	3,018	48,258
Compass Minerals International Inc	1,927	117,470
Ferro Corp *	3,771	55,924
GCP Applied Technologies Inc *	3,072	69,765
HB Fuller Co	2,146	110,669
Ingevity Corp *	2,380	207,964
Innospec Inc	1,188	122,887
Kaiser Aluminum Corp	461	51,120
Koppers Holdings Inc *	762	29,124
Kraton Corp *	493	12,483
Marrone Bio Innovations Inc *	2,623	2,649
Neenah Inc	786	55,358
Novagold Resources Inc * (Canada)	9,018	80,801
OMNOVA Solutions Inc *	2,513	25,406
Orion Engineered Carbons SA (Luxembourg)	2,302	44,429
PolyOne Corp	4,116	151,428
Quaker Chemical Corp	744	122,403
Rogers Corp *	1,047	130,592
Sensient Technologies Corp	1,263	83,472
Stepan Co	124	12,702
Tronox Holdings PLC ‘A’ *	2,405	27,465
United States Lime & Minerals Inc	8	722
Uranium Energy Corp *	10,191	9,368
Valhi Inc	176	329
Verso Corp ‘A’ *	124	2,236

		1,804,886

Communications - 4.5%

1-800-Flowers.com Inc ‘A’ *	1,382	20,039
8x8 Inc *	5,324	97,429
A10 Networks Inc *	2,852	19,593
Acacia Communications Inc *	2,146	145,520
Airgain Inc *	515	5,505
Anterix Inc *	619	26,747
Boingo Wireless Inc *	2,416	26,455
Boston Omaha Corp ‘A’ *	400	8,416
Calix Inc *	1,415	11,320
Cambium Networks Corp *	144	1,259
Cardlytics Inc *	810	50,917
Cargurus Inc *	4,226	148,671
Cars.com Inc *	511	6,244
Casa Systems Inc *	1,592	6,511
Central European Media Enterprises Ltd ‘A’ * (Czech Republic)	4,973	22,528
ChannelAdvisor Corp *	1,493	13,497

	Shares	Value
Clear Channel Outdoor Holdings Inc *	547	$1,564
Clearfield Inc *	622	8,671
Cogent Communications Holdings Inc	2,410	158,602
DASAN Zhone Solutions Inc *	422	3,739
Endurance International Group Holdings Inc *	3,980	18,706
Entravision Communications Corp ‘A’	664	1,740
ePlus Inc *	667	56,221
Eventbrite Inc ‘A’ *	2,097	42,296
EverQuote Inc ‘A’ *	474	16,282
Extreme Networks Inc *	6,795	50,079
Fluent Inc *	2,194	5,485
Gogo Inc *	3,176	20,326
Gray Television Inc *	2,118	45,410
Groupon Inc *	25,753	61,550
GTT Communications Inc *	1,853	21,032
HealthStream Inc *	556	15,123
Hemisphere Media Group Inc *	869	12,905
IDT Corp ‘B’ *	681	4,910
InterDigital Inc	1,772	96,556
Leaf Group Ltd *	620	2,480
Liberty Media Corp-Liberty Braves ‘A’ *	569	16,871
Liberty Media Corp-Liberty Braves ‘C’ *	2,044	60,380
Limelight Networks Inc *	2,535	10,343
LiveXLive Media Inc *	2,111	3,261
Loral Space & Communications Inc *	717	23,173
MDC Partners Inc ‘A’ *	3,385	9,410
Meredith Corp	2,293	74,454
National CineMedia Inc	394	2,872
NIC Inc	3,722	83,187
Ooma Inc *	1,035	13,693
OptimizeRx Corp *	758	7,785
ORBCOMM Inc *	3,342	14,070
Overstock.com Inc *	238	1,678
Perficient Inc *	1,808	83,295
Plantronics Inc	1,936	52,930
Q2 Holdings Inc *	2,477	200,835
QuinStreet Inc *	2,620	40,112
Quotient Technology Inc *	448	4,417
RigNet Inc *	706	4,660
SharpSpring Inc *	580	6,653
Shenandoah Telecommunications Co	2,719	113,138
Shutterstock Inc *	1,083	46,439
Sonim Technologies Inc *	638	2,316
Stitch Fix Inc ‘A’ *	2,072	53,168
TechTarget Inc *	1,311	34,217
Telaria Inc *	2,562	22,571
The Meet Group Inc *	2,598	13,016
The RealReal Inc *	245	4,618
The Rubicon Project Inc *	1,796	14,655
Travelzoo *	248	2,654
TrueCar Inc *	5,145	24,439
Tucows Inc ‘A’ *	526	32,496
Upwork Inc *	3,270	34,891
Value Line Inc	62	1,792
Viavi Solutions Inc *	13,019	195,285
VirnetX Holding Corp *	3,604	13,695
Vonage Holdings Corp *	8,657	64,148
Yelp Inc *	3,884	135,280
Zix Corp *	2,974	20,164

		2,797,389

Consumer, Cyclical - 11.7%

Allegiant Travel Co	734	127,745
America’s Car-Mart Inc *	358	39,258
American Eagle Outfitters Inc	8,136	119,599
Asbury Automotive Group Inc *	1,093	122,186
At Home Group Inc *	184	1,012
Beacon Roofing Supply Inc *	710	22,706
Biglari Holdings Inc ‘B’ *	43	4,920
BJ’s Restaurants Inc	1,090	41,376

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-66

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
BJ’s Wholesale Club Holdings Inc *	2,178	$49,528
Bloomin’ Brands Inc	4,923	108,651
Blue Bird Corp *	400	9,168
Boot Barn Holdings Inc *	1,588	70,714
Boyd Gaming Corp	4,151	124,281
Brinker International Inc	1,633	68,586
Camping World Holdings Inc ‘A’	1,830	26,974
Carrols Restaurant Group Inc *	115	811
Cavco Industries Inc *	487	95,150
Centric Brands Inc *	917	1,990
Century Communities Inc *	621	16,984
Churchill Downs Inc	1,986	272,479
Chuy’s Holdings Inc *	231	5,988
Clarus Corp	454	6,156
Core-Mark Holding Co Inc	2,609	70,939
Cracker Barrel Old Country Store Inc	1,359	208,933
Crocs Inc *	3,904	163,539
Dave & Buster’s Entertainment Inc	1,752	70,378
Deckers Outdoor Corp *	1,590	268,487
Denny’s Corp *	2,452	48,746
Designer Brands Inc ‘A’	1,279	20,131
Dine Brands Global Inc	537	44,850
Dorman Products Inc *	1,540	116,609
Douglas Dynamics Inc	1,269	69,795
Drive Shack Inc *	3,235	11,840
Duluth Holdings Inc ‘B’ *	600	6,318
Eldorado Resorts Inc *	3,727	222,278
Eros International PLC * (India)	307	1,041
Everi Holdings Inc *	3,896	52,323
EVI Industries Inc	253	6,841
FirstCash Inc	2,375	191,496
Foundation Building Materials Inc *	341	6,598
Fox Factory Holding Corp *	2,129	148,115
Freshpet Inc *	1,947	115,048
Funko Inc ‘A’ *	1,245	21,364
Gentherm Inc *	1,872	83,098
GMS Inc *	1,008	27,297
Golden Entertainment Inc *	469	9,014
Green Brick Partners Inc *	107	1,228
H&E Equipment Services Inc	1,415	47,303
Hamilton Beach Brands Holding Co ‘A’	396	7,564
Herman Miller Inc	3,336	138,944
Hibbett Sports Inc *	41	1,150
HNI Corp	1,916	71,773
Hooker Furniture Corp	52	1,336
Hudson Ltd ‘A’ *	140	2,148
IMAX Corp *	2,974	60,759
Installed Building Products Inc *	1,283	88,360
Interface Inc	2,968	49,239
iRobot Corp *	1,575	79,742
Jack in the Box Inc	221	17,245
Johnson Outdoors Inc ‘A’	178	13,653
KB Home	967	33,139
Kimball International Inc ‘B’	1,709	35,325
Knoll Inc	2,625	66,308
Kontoor Brands Inc *	588	24,690
Kura Sushi USA Inc ‘A’ *	98	2,494
La-Z-Boy Inc	1,083	34,093
LCI Industries	1,383	148,161
LGI Homes Inc *	1,133	80,046
Liberty TripAdvisor Holdings Inc ‘A’ *	4,138	30,414
Lindblad Expeditions Holdings Inc *	1,279	20,912
Lithia Motors Inc ‘A’	778	114,366
Lumber Liquidators Holdings Inc *	305	2,980
Malibu Boats Inc ‘A’ *	1,155	47,297
Marine Products Corp	388	5,587
MarineMax Inc *	71	1,185
Marriott Vacations Worldwide Corp	422	54,337
MasterCraft Boat Holdings Inc *	1,039	16,364
Meritor Inc *	3,541	92,739

	Shares	Value
Mesa Air Group Inc *	506	$4,524
Miller Industries Inc	35	1,300
Mobile Mini Inc	822	31,162
Monarch Casino & Resort Inc *	502	24,372
National Vision Holdings Inc *	4,435	143,827
Noodles & Co *	1,586	8,786
Oxford Industries Inc	361	27,227
Papa John’s International Inc	1,117	70,539
Penn National Gaming Inc *	694	17,739
PetIQ Inc *	1,124	28,156
PetMed Express Inc	327	7,691
PriceSmart Inc	109	7,741
Purple Innovation Inc *	58	505
Red Rock Resorts Inc ‘A’	3,959	94,818
Regis Corp *	102	1,823
REV Group Inc	290	3,547
RH *	266	56,791
Ruth’s Hospitality Group Inc	1,570	34,171
Scientific Games Corp ‘A’ *	3,160	84,625
SeaWorld Entertainment Inc *	2,669	84,634
Shake Shack Inc ‘A’ *	1,662	99,005
SiteOne Landscape Supply Inc *	2,313	209,673
Skyline Champion Corp *	2,849	90,313
Sleep Number Corp *	1,454	71,595
Sonos Inc *	4,004	62,542
Spartan Motors Inc	1,401	25,330
Spirit Airlines Inc *	3,052	123,026
Standard Motor Products Inc	247	13,145
Steelcase Inc ‘A’	1,170	23,938
Steven Madden Ltd	4,756	204,556
Superior Group of Cos Inc	150	2,031
Systemax Inc	538	13,536
Tailored Brands Inc *	2,407	9,965
Target Hospitality Corp *	1,848	9,240
Taylor Morrison Home Corp *	793	17,335
Telenav Inc *	1,076	5,229
Texas Roadhouse Inc	3,736	210,412
The Cheesecake Factory Inc	2,378	92,409
The Children’s Place Inc	860	53,767
The Habit Restaurants Inc ‘A’ *	371	3,870
The Lovesac Co *	481	7,720
Twin River Worldwide Holdings Inc	1,001	25,676
Universal Electronics Inc *	700	36,582
Waitr Holdings Inc *	577	186
Wesco Aircraft Holdings Inc *	762	8,397
Wingstop Inc	1,534	132,277
Winmark Corp	54	10,708
Winnebago Industries Inc	1,244	65,907
Wolverine World Wide Inc	2,196	74,093
YETI Holdings Inc *	2,316	80,551

		7,229,213

Consumer, Non-Cyclical - 37.1%

22nd Century Group Inc *	6,475	7,123
89bio Inc *	132	3,470
Aaron’s Inc	3,388	193,489
ACADIA Pharmaceuticals Inc *	6,367	272,380
Accelerate Diagnostics Inc *	1,517	25,637
Acceleron Pharma Inc *	2,111	111,925
Accuray Inc *	5,102	14,388
AcelRx Pharmaceuticals Inc *	1,447	3,053
Acer Therapeutics Inc *	426	1,708
Addus HomeCare Corp *	705	68,540
ADMA Biologics Inc *	2,493	9,972
Aduro Biotech Inc *	3,306	3,901
Adverum Biotechnologies Inc *	3,062	35,274
Aeglea BioTherapeutics Inc *	216	1,650
Aerie Pharmaceuticals Inc *	2,394	57,863
Affimed NV * (Germany)	3,502	9,595
Agenus Inc *	6,129	24,945

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-67

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
AgeX Therapeutics Inc *	1,177	$2,142
Aimmune Therapeutics Inc *	2,536	84,880
Akcea Therapeutics Inc *	693	11,739
Akero Therapeutics Inc *	204	4,528
Akorn Inc *	630	945
Albireo Pharma Inc *	618	15,710
Aldeyra Therapeutics Inc *	823	4,782
Alector Inc *	1,664	28,671
Allakos Inc *	1,101	104,991
Allogene Therapeutics Inc *	2,199	57,130
Alphatec Holdings Inc *	2,065	14,651
Amedisys Inc *	1,774	296,116
American Renal Associates Holdings Inc *	486	5,040
Amicus Therapeutics Inc *	14,509	141,318
AMN Healthcare Services Inc *	2,608	162,504
Amneal Pharmaceuticals Inc *	6,704	32,313
Amphastar Pharmaceuticals Inc *	2,044	39,429
AnaptysBio Inc *	1,233	20,036
Anavex Life Sciences Corp *	2,387	6,182
ANI Pharmaceuticals Inc *	518	31,945
Antares Pharma Inc *	9,252	43,484
Apellis Pharmaceuticals Inc *	2,753	84,297
Apollo Medical Holdings Inc *	347	6,388
Applied Therapeutics Inc *	287	7,829
Aprea Therapeutics Inc * (Sweden)	289	13,262
Apyx Medical Corp *	286	2,420
Arena Pharmaceuticals Inc *	2,280	103,558
ArQule Inc *	5,750	114,770
Arrowhead Pharmaceuticals Inc *	5,281	334,974
Arvinas Inc *	1,200	49,308
ASGN Inc *	2,535	179,909
Assembly Biosciences Inc *	132	2,701
Atara Biotherapeutics Inc *	2,922	48,125
Athenex Inc *	3,867	59,049
Athersys Inc *	7,131	8,771
Atreca Inc ‘A’ *	277	4,285
AtriCure Inc *	2,156	70,092
Atrion Corp	81	60,871
Audentes Therapeutics Inc *	2,546	152,353
Avalon GloboCare Corp *	1,054	2,034
Avid Bioservices Inc *	2,993	22,956
Avis Budget Group Inc *	3,259	105,070
Avrobio Inc *	1,129	22,727
Axcella Health Inc *	452	1,813
Axogen Inc *	1,886	33,741
Axonics Modulation Technologies Inc *	859	23,803
Axsome Therapeutics Inc *	1,423	147,081
B&G Foods Inc	366	6,562
Barrett Business Services Inc	398	36,003
Baudax Bio Inc *	414	2,865
BellRing Brands Inc ‘A’ *	1,332	28,358
Beyondspring Inc *	624	9,672
BG Staffing Inc	239	5,232
BioCryst Pharmaceuticals Inc *	7,132	24,605
BioDelivery Sciences International Inc *	4,737	29,938
Biohaven Pharmaceutical Holding Co Ltd *	2,213	120,476
BioLife Solutions Inc *	448	7,249
BioSig Technologies Inc *	869	5,144
BioSpecifics Technologies Corp *	349	19,872
BioTelemetry Inc *	1,887	87,368
Bioxcel Therapeutics Inc *	335	4,894
Blueprint Medicines Corp *	2,765	221,504
Bridgebio Pharma Inc *	977	34,244
Bridgford Foods Corp *	96	2,380
Cabaletta Bio Inc *	300	4,191
Calavo Growers Inc	915	82,890
Calithera Biosciences Inc *	442	2,524
Calyxt Inc *	520	3,645
Cara Therapeutics Inc *	1,954	31,479
Cardiovascular Systems Inc *	1,976	96,014

	Shares	Value
Cardtronics PLC ‘A’ *	1,677	$74,878
Care.com Inc *	1,144	17,194
CareDx Inc *	2,194	47,325
CASI Pharmaceuticals Inc *	2,641	8,161
Cass Information Systems Inc	802	46,307
Castle Biosciences Inc *	156	5,362
Catalyst Pharmaceuticals Inc *	5,584	20,940
Catasys Inc *	393	6,410
CEL-SCI Corp *	1,312	12,005
Celcuity Inc *	296	3,149
Cellular Biomedicine Group Inc *	471	7,649
Celsius Holdings Inc *	1,644	7,941
Cerecor Inc *	1,193	6,430
Cerus Corp *	7,150	30,173
Checkpoint Therapeutics Inc *	1,282	2,205
Chegg Inc *	6,699	253,959
ChemoCentryx Inc *	2,306	91,202
Chiasma Inc *	1,877	9,310
ChromaDex Corp *	2,234	9,629
Cimpress PLC * (Ireland)	1,127	141,743
Clovis Oncology Inc *	2,855	29,763
Coca-Cola Consolidated Inc	269	76,409
Coherus Biosciences Inc *	1,495	26,917
Collectors Universe Inc	475	10,949
Collegium Pharmaceutical Inc *	1,784	36,715
Conformis Inc *	3,549	5,324
CONMED Corp	1,540	172,218
Constellation Pharmaceuticals Inc *	782	36,840
Corbus Pharmaceuticals Holdings Inc *	3,303	18,034
Corcept Therapeutics Inc *	5,417	65,546
CorMedix Inc *	1,496	10,891
Cortexyme Inc *	530	29,754
CorVel Corp *	501	43,767
CRA International Inc	112	6,101
Craft Brew Alliance Inc *	69	1,139
Crinetics Pharmaceuticals Inc *	614	15,405
Cross Country Healthcare Inc *	285	3,312
CryoLife Inc *	2,072	56,130
Cue Biopharma Inc *	1,150	18,256
Cutera Inc *	795	28,469
Cyclerion Therapeutics Inc *	1,249	3,397
Cymabay Therapeutics Inc *	3,832	7,511
Cytokinetics Inc *	2,884	30,599
CytomX Therapeutics Inc *	2,504	20,808
CytoSorbents Corp *	1,780	6,853
Deciphera Pharmaceuticals Inc *	1,117	69,522
Denali Therapeutics Inc *	2,722	47,417
Dermira Inc *	2,685	40,705
Dicerna Pharmaceuticals Inc *	2,931	64,570
Dynavax Technologies Corp *	4,058	23,212
Eagle Pharmaceuticals Inc *	517	31,061
Editas Medicine Inc *	2,932	86,817
Eidos Therapeutics Inc *	637	36,557
Eiger BioPharmaceuticals Inc *	1,303	19,415
elf Beauty Inc *	224	3,613
Eloxx Pharmaceuticals Inc *	1,159	8,530
Emergent BioSolutions Inc *	2,583	139,353
Enanta Pharmaceuticals Inc *	974	60,174
Endo International PLC *	733	3,438
Enochian Biosciences Inc *	294	1,476
Epizyme Inc *	3,158	77,687
Esperion Therapeutics Inc *	1,453	86,642
Evelo Biosciences Inc *	154	625
EVERTEC Inc	3,434	116,893
Evo Payments Inc ‘A’ *	2,018	53,295
Evofem Biosciences Inc *	745	4,597
Evolus Inc *	1,055	12,839
Exagen Inc *	156	3,962
EyePoint Pharmaceuticals Inc *	2,252	3,491
Fate Therapeutics Inc *	3,434	67,203

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-68

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
FibroGen Inc *	4,009	$171,946
Flexion Therapeutics Inc *	1,880	38,916
Forrester Research Inc *	595	24,811
Forty Seven Inc *	1,260	49,606
Franklin Covey Co *	554	17,855
Frequency Therapeutics Inc *	260	4,558
FTI Consulting Inc *	190	21,025
Fulcrum Therapeutics Inc *	191	3,178
G1 Therapeutics Inc *	1,114	29,443
Galectin Therapeutics Inc *	2,178	6,229
Galera Therapeutics Inc *	120	1,579
Genesis Healthcare Inc *	4,662	7,646
GenMark Diagnostics Inc *	3,030	14,574
Glaukos Corp *	2,225	121,196
Global Blood Therapeutics Inc *	3,277	260,489
Globus Medical Inc ‘A’ *	4,299	253,125
GlycoMimetics Inc *	1,921	10,162
Gossamer Bio Inc *	1,267	19,803
Green Dot Corp ‘A’ *	2,275	53,007
Greenlane Holdings Inc ‘A’ *	327	1,064
Gritstone Oncology Inc *	291	2,610
Haemonetics Corp *	2,897	332,865
Halozyme Therapeutics Inc *	8,106	143,719
Hanger Inc *	324	8,946
Harpoon Therapeutics Inc *	175	2,588
Harsco Corp *	4,420	101,704
Healthcare Services Group Inc	4,216	102,533
HealthEquity Inc *	3,918	290,206
Heidrick & Struggles International Inc	113	3,673
Helen of Troy Ltd *	1,420	255,302
Herc Holdings Inc *	99	4,845
Heron Therapeutics Inc *	4,759	111,836
Heska Corp *	399	38,280
HF Foods Group Inc *	417	8,132
HMS Holdings Corp *	4,976	147,290
Homology Medicines Inc *	1,407	29,125
Hookipa Pharma Inc *	550	6,727
Huron Consulting Group Inc *	154	10,583
ICF International Inc	638	58,454
IGM Biosciences Inc *	223	8,510
ImmunoGen Inc *	4,463	22,784
Immunomedics Inc *	8,973	189,869
Innoviva Inc *	3,629	51,387
Inogen Inc *	1,035	70,722
Inovio Pharmaceuticals Inc *	5,106	16,850
Insmed Inc *	5,042	120,403
Insperity Inc	2,126	182,921
Inspire Medical Systems Inc *	762	56,548
Integer Holdings Corp *	1,346	108,259
Intellia Therapeutics Inc *	1,521	22,313
Inter Parfums Inc	996	72,419
Intercept Pharmaceuticals Inc *	1,424	176,462
International Money Express Inc *	1,028	12,377
Intersect ENT Inc *	1,763	43,899
Intra-Cellular Therapies Inc *	1,254	43,025
Intrexon Corp *	1,024	5,612
Invitae Corp *	4,908	79,166
Iovance Biotherapeutics Inc *	6,627	183,435
iRadimed Corp *	263	6,149
iRhythm Technologies Inc *	1,501	102,203
Ironwood Pharmaceuticals Inc *	8,706	115,877
J&J Snack Foods Corp	857	157,919
John B Sanfilippo & Son Inc	480	43,814
K12 Inc *	170	3,460
Kadmon Holdings Inc *	8,859	40,131
Kala Pharmaceuticals Inc *	525	1,937
Kaleido Biosciences Inc *	662	3,323
KalVista Pharmaceuticals Inc *	721	12,841
Karuna Therapeutics Inc *	213	16,047
Karyopharm Therapeutics Inc *	3,374	64,680

	Shares	Value
Kezar Life Sciences Inc *	53	$213
Kforce Inc	1,147	45,536
Kindred Biosciences Inc *	2,061	17,477
Kiniksa Pharmaceuticals Ltd ‘A’ *	730	8,074
Kodiak Sciences Inc *	1,334	95,981
Korn Ferry	3,195	135,468
Krystal Biotech Inc *	597	33,062
Kura Oncology Inc *	1,961	26,964
La Jolla Pharmaceutical Co *	1,102	4,331
Lancaster Colony Corp	772	123,597
Lantheus Holdings Inc *	2,186	44,835
LeMaitre Vascular Inc	806	28,976
Lexicon Pharmaceuticals Inc *	2,296	9,528
LHC Group Inc *	1,703	234,605
Lifevantage Corp *	773	12,067
Ligand Pharmaceuticals Inc *	159	16,582
Limoneira Co	284	5,461
Liquidia Technologies Inc *	745	3,185
LivaNova PLC *	2,168	163,532
Livongo Health Inc *	681	17,066
LogicBio Therapeutics Inc *	465	3,348
MacroGenics Inc *	1,242	13,513
Madrigal Pharmaceuticals Inc *	448	40,817
Magellan Health Inc *	691	54,071
Magenta Therapeutics Inc *	1,083	16,418
MannKind Corp *	10,443	13,471
Marinus Pharmaceuticals Inc *	2,942	6,355
Marker Therapeutics Inc *	1,504	4,332
MediciNova Inc *	2,290	15,435
Medifast Inc	627	68,707
Medpace Holdings Inc *	1,561	131,218
MEI Pharma Inc *	3,793	9,407
MeiraGTx Holdings PLC *	941	18,839
Meridian Bioscience Inc *	202	1,974
Merit Medical Systems Inc *	3,033	94,690
MGP Ingredients Inc	722	34,981
Millendo Therapeutics Inc *	523	3,525
Minerva Neurosciences Inc *	1,420	10,096
Mirati Therapeutics Inc *	1,541	198,573
Mirum Pharmaceuticals Inc *	118	2,893
Misonix Inc *	479	8,914
Molecular Templates Inc *	603	8,433
Momenta Pharmaceuticals Inc *	5,579	110,074
Monro Inc	1,848	144,514
Morphic Holding Inc *	211	3,621
Mustang Bio Inc *	1,543	6,295
MyoKardia Inc *	2,514	183,233
Myriad Genetics Inc *	461	12,553
NanoString Technologies Inc *	1,713	47,656
Natera Inc *	3,527	118,825
Nathan’s Famous Inc	65	4,607
National Beverage Corp *	670	34,183
National Research Corp	688	45,367
Natus Medical Inc *	1,913	63,110
Neogen Corp *	2,900	189,254
NeoGenomics Inc *	5,394	157,774
Neuronetics Inc *	753	3,381
Nevro Corp *	1,692	198,878
New Age Beverages Corp *	4,024	7,324
NextCure Inc *	757	42,642
NGM Biopharmaceuticals Inc *	1,313	24,277
Novavax Inc *	506	2,014
Novocure Ltd *	4,914	414,103
NuVasive Inc *	2,938	227,225
Ocular Therapeutix Inc *	2,401	9,484
Odonate Therapeutics Inc *	644	20,898
Omeros Corp *	2,763	38,931
Oncocyte Corp *	1,199	2,698
Optinose Inc *	1,386	12,779
Option Care Health Inc *	696	2,596

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-69

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Organogenesis Holdings Inc *	583	$2,804
Orthofix Medical Inc *	760	35,097
OrthoPediatrics Corp *	515	24,200
Oyster Point Pharma Inc *	254	6,208
Pacific Biosciences of California Inc *	7,346	37,758
Pacira BioSciences Inc *	2,331	105,594
Palatin Technologies Inc *	12,995	10,165
Paratek Pharmaceuticals Inc *	2,005	8,080
Pennant Group Inc/The *	1,432	47,356
Perdoceo Education Corp *	3,904	71,795
Performance Food Group Co *	5,822	299,717
Personalis Inc *	381	4,153
Pfenex Inc *	1,661	18,238
PhaseBio Pharmaceuticals Inc *	762	4,656
Phathom Pharmaceuticals Inc *	484	15,072
Phibro Animal Health Corp ‘A’	1,071	26,593
Pieris Pharmaceuticals Inc *	2,458	8,898
Portola Pharmaceuticals Inc *	4,303	102,756
Precision BioSciences Inc *	2,037	28,294
Prevail Therapeutics Inc *	315	4,986
PRGX Global Inc *	1,073	5,279
Primo Water Corp *	1,947	21,855
Principia Biopharma Inc *	974	53,356
Priority Technology Holdings Inc *	362	887
Progenics Pharmaceuticals Inc *	4,942	25,155
Progyny Inc *	296	8,125
Protagonist Therapeutics Inc *	602	4,244
PTC Therapeutics Inc *	3,418	164,167
Pulse Biosciences Inc *	595	7,979
Puma Biotechnology Inc *	1,712	14,980
Quanterix Corp *	762	18,006
Quidel Corp *	2,003	150,285
R1 RCM Inc *	5,889	76,439
Ra Pharmaceuticals Inc *	1,969	92,405
Radius Health Inc *	2,557	51,549
RadNet Inc *	2,397	48,659
RAPT Therapeutics Inc *	72	1,988
Reata Pharmaceuticals Inc ‘A’ *	534	109,166
Recro Pharma Inc *	1,112	20,383
REGENXBIO Inc *	1,890	77,433
Rent-A-Center Inc	2,807	80,954
Repligen Corp *	2,968	274,540
Replimune Group Inc *	739	10,605
Resources Connection Inc	489	7,985
resTORbio Inc *	31	46
Retrophin Inc *	2,305	32,731
Revance Therapeutics Inc *	2,143	34,781
Revlon Inc ‘A’ *	358	7,668
Rhythm Pharmaceuticals Inc *	1,664	38,205
Rigel Pharmaceuticals Inc *	8,682	18,579
Rocket Pharmaceuticals Inc *	1,706	38,829
Rockwell Medical Inc *	3,213	7,840
Rosetta Stone Inc *	172	3,120
Rubius Therapeutics Inc *	1,944	18,468
Sanderson Farms Inc	945	166,528
Sangamo Therapeutics Inc *	4,615	38,628
Satsuma Pharmaceuticals Inc *	204	4,015
Savara Inc *	2,041	9,144
Scholar Rock Holding Corp *	959	12,640
Select Medical Holdings Corp *	6,228	145,362
Senseonics Holdings Inc *	6,954	6,370
Seres Therapeutics Inc *	1,985	6,848
Shockwave Medical Inc *	1,442	63,333
ShotSpotter Inc *	447	11,399
SI-BONE Inc *	953	20,489
Sientra Inc *	1,802	16,110
SIGA Technologies Inc *	3,060	14,596
Silk Road Medical Inc *	912	36,827
Solid Biosciences Inc *	143	636
Soliton Inc *	289	3,173

	Shares	Value
Sorrento Therapeutics Inc *	6,970	$23,559
Spectrum Pharmaceuticals Inc *	5,824	21,199
Spero Therapeutics Inc *	24	231
SpringWorks Therapeutics Inc *	469	18,052
STAAR Surgical Co *	2,516	88,488
Stemline Therapeutics Inc *	2,611	27,755
Stoke Therapeutics Inc *	394	11,158
Strategic Education Inc	1,207	191,792
Supernus Pharmaceuticals Inc *	2,799	66,392
Surgery Partners Inc *	98	1,534
Surmodics Inc *	728	30,161
Sutro Biopharma Inc *	117	1,287
Syndax Pharmaceuticals Inc *	1,117	9,807
Syneos Health Inc *	260	15,463
Synthorx Inc *	487	34,036
Syros Pharmaceuticals Inc *	1,925	13,302
Tactile Systems Technology Inc *	1,039	70,143
Tandem Diabetes Care Inc *	3,172	189,083
TCR2 Therapeutics Inc *	66	942
Teladoc Health Inc *	4,096	342,917
Tenet Healthcare Corp *	5,442	206,959
TG Therapeutics Inc *	4,367	48,474
The Boston Beer Co Inc ‘A’ *	473	178,723
The Brink’s Co	2,825	256,171
The Chefs’ Warehouse Inc *	1,388	52,897
The Ensign Group Inc	2,866	130,030
The Hackett Group Inc	1,232	19,884
The Joint Corp *	726	11,718
The Medicines Co *	1,415	120,190
The Providence Service Corp *	649	38,408
TherapeuticsMD Inc *	11,235	27,189
Theravance Biopharma Inc *	2,537	65,683
Tocagen Inc *	1,224	653
Tootsie Roll Industries Inc	815	27,824
TransEnterix Inc *	548	806
Translate Bio Inc *	1,970	16,036
TransMedics Group Inc *	694	13,193
Tricida Inc *	1,214	45,816
TriNet Group Inc *	2,530	143,223
Turning Point Brands Inc	461	13,185
Turning Point Therapeutics Inc *	1,488	92,688
Twist Bioscience Corp *	1,246	26,166
Tyme Technologies Inc *	3,336	4,670
Ultragenyx Pharmaceutical Inc *	3,095	132,187
UNITY Biotechnology Inc *	1,194	8,609
UroGen Pharma Ltd *	1,042	34,772
US Physical Therapy Inc	720	82,332
USANA Health Sciences Inc *	711	55,849
Utah Medical Products Inc	157	16,940
Vanda Pharmaceuticals Inc *	2,967	48,688
Vapotherm Inc *	799	9,716
Varex Imaging Corp *	901	26,859
VBI Vaccines Inc *	7,580	10,460
Vector Group Ltd	5,921	79,282
Veracyte Inc *	2,670	74,546
Vericel Corp *	2,538	44,161
Verrica Pharmaceuticals Inc *	285	4,529
Viad Corp	1,135	76,612
Viela Bio Inc *	248	6,733
ViewRay Inc *	3,861	16,293
Viking Therapeutics Inc *	360	2,887
Vir Biotechnology Inc *	330	4,150
Voyager Therapeutics Inc *	1,343	18,735
WaVe Life Sciences Ltd *	983	7,879
WD-40 Co	781	151,623
Willdan Group Inc *	558	17,733
Wright Medical Group NV *	7,139	217,597
X4 Pharmaceuticals Inc *	648	6,934
XBiotech Inc *	1,047	19,542
Xencor Inc *	2,679	92,131

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-70

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Xeris Pharmaceuticals Inc *	1,405	$9,905
Y-mAbs Therapeutics Inc *	1,338	41,812
Youngevity International Inc *	465	1,516
ZIOPHARM Oncology Inc *	9,164	43,254
Zogenix Inc *	2,415	125,894
Zynerba Pharmaceuticals Inc *	1,254	7,574
Zynex Inc *	863	6,792

		22,976,358

Energy - 1.1%

Advanced Emissions Solutions Inc	783	8,221
Brigham Minerals Inc ‘A’	637	13,657
CVR Energy Inc	686	27,735
DMC Global Inc	800	35,952
Enphase Energy Inc *	5,193	135,693
Evolution Petroleum Corp	1,238	6,772
Falcon Minerals Corp	351	2,478
FTS International Inc *	868	903
Goodrich Petroleum Corp *	315	3,163
Jagged Peak Energy Inc *	2,335	19,824
Liberty Oilfield Services Inc ‘A’	938	10,431
Matador Resources Co *	621	11,159
MRC Global Inc *	412	5,620
Murphy USA Inc *	285	33,345
NextDecade Corp *	777	4,771
Plug Power Inc *	13,727	43,377
PrimeEnergy Resources Corp *	20	3,025
ProPetro Holding Corp *	2,527	28,429
Ring Energy Inc *	1,443	3,809
Rosehill Resources Inc *	574	735
Solaris Oilfield Infrastructure Inc ‘A’	1,784	24,976
Sunnova Energy International Inc *	192	2,143
Sunrun Inc *	6,402	88,412
Tellurian Inc *	5,260	38,293
TerraForm Power Inc ‘A’	3,226	49,648
Thermon Group Holdings Inc *	530	14,204
TPI Composites Inc *	1,605	29,708
Us Well Services Inc *	876	1,656
Vivint Solar Inc *	2,427	17,620

		665,759

Financial - 9.9%

Alerus Financial Corp	86	1,965
Alexander’s Inc REIT	119	39,312
Altisource Portfolio Solutions SA *	31	599
Altus Midstream Co ‘A’ *	2,814	8,048
American Assets Trust Inc REIT	2,743	125,904
American Finance Trust Inc REIT	386	5,118
Ameris Bancorp	529	22,504
Ares Management Corp ‘A’	4,047	144,437
Armada Hoffler Properties Inc REIT	990	18,167
Artisan Partners Asset Management Inc ‘A’	1,525	49,288
Assetmark Financial Holdings Inc *	349	10,128
Atlantic Capital Bancshares Inc *	106	1,945
Axos Financial Inc *	2,077	62,892
Bank First Corp	306	21,423
Baycom Corp *	205	4,662
Blucora Inc *	1,992	52,071
Bluerock Residential Growth REIT Inc	1,277	15,388
BRP Group Inc ‘A’ *	371	5,955
Cambridge Bancorp	59	4,729
CareTrust REIT Inc	4,040	83,345
Century Bancorp Inc ‘A’	26	2,339
City Holding Co	81	6,638
Clipper Realty Inc REIT	759	8,045
CNB Financial Corp	63	2,059
Coastal Financial Corp *	267	4,397
Cohen & Steers Inc	1,288	80,835
Community Healthcare Trust Inc REIT	649	27,816
Cowen Inc ‘A’ *	773	12,175

	Shares	Value
Crawford & Co ‘A’	794	$9,107
Curo Group Holdings Corp *	870	10,597
Cushman & Wakefield PLC *	6,013	122,906
Deluxe Corp	146	7,288
Diamond Hill Investment Group Inc	157	22,052
Eagle Bancorp Inc	111	5,398
Easterly Government Properties Inc REIT	965	22,899
EastGroup Properties Inc REIT	2,140	283,914
eHealth Inc *	1,293	124,231
Elevate Credit Inc *	949	4,223
Enova International Inc *	1,206	29,016
Enstar Group Ltd * (Bermuda)	113	23,375
Entegra Financial Corp *	41	1,237
Esquire Financial Holdings Inc *	134	3,493
Essent Group Ltd	2,775	144,272
Essential Properties Realty Trust Inc REIT	516	12,802
eXp World Holdings Inc *	1,175	13,313
FB Financial Corp	481	19,043
Federal Agricultural Mortgage Corp ‘C’	157	13,110
Federated Investors Inc ‘B’	5,451	177,648
FedNat Holding Co	330	5,488
Fidelity D&D Bancorp Inc	62	3,857
First Capital Inc	19	1,387
First Financial Bankshares Inc	7,381	259,073
First Financial Corp	60	2,743
First Foundation Inc	695	12,093
First Industrial Realty Trust Inc REIT	1,443	59,899
Focus Financial Partners Inc ‘A’ *	1,741	51,307
Four Corners Property Trust Inc REIT	3,869	109,067
FS Bancorp Inc	32	2,041
GAMCO Investors Inc ‘A’	266	5,184
Glacier Bancorp Inc	688	31,641
Gladstone Commercial Corp REIT	495	10,821
Global Indemnity Ltd (Cayman)	92	2,726
Goosehead Insurance Inc ‘A’	622	26,373
Greene County Bancorp Inc	143	4,117
Greenhill & Co Inc	872	14,894
Hamilton Lane Inc ‘A’	1,248	74,381
Hanmi Financial Corp	142	2,839
Hannon Armstrong Sustainable Infrastructure Capital Inc REIT	244	7,852
Harborone Bancorp Inc *	735	8,078
HBT Financial Inc *	67	1,272
Health Insurance Innovations Inc ‘A’ *	544	10,494
Heritage Commerce Corp	311	3,990
Heritage Insurance Holdings Inc	128	1,696
Hingham Institution for Savings	39	8,198
HomeTrust Bancshares Inc	280	7,512
Houlihan Lokey Inc	2,383	116,457
I3 Verticals Inc ‘A’ *	793	22,402
Independent Bank Corp	176	14,652
Independent Bank Corp MI	328	7,429
Independent Bank Group Inc	513	28,441
Innovative Industrial Properties Inc REIT	635	48,177
Investar Holding Corp	179	4,296
Investors Title Co	12	1,910
iStar Inc REIT	2,314	33,576
James River Group Holdings Ltd	778	32,061
Kearny Financial Corp	1,446	19,998
Kennedy-Wilson Holdings Inc	3,574	79,700
Kinsale Capital Group Inc	1,155	117,417
Ladenburg Thalmann Financial Services Inc	6,057	21,078
Lakeland Financial Corp	1,071	52,404
Legacy Housing Corp *	133	2,213
LTC Properties Inc REIT	1,102	49,337
Malvern Bancorp Inc *	61	1,408
Marcus & Millichap Inc *	1,119	41,683
Marlin Business Services Corp	143	3,143
Maui Land & Pineapple Co Inc *	163	1,834
MBIA Inc *	359	3,339

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-71

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
McGrath RentCorp	933	$71,412
Meridian Bancorp Inc	425	8,538
Meta Financial Group Inc	1,143	41,731
Metrocity Bankshares Inc	77	1,348
Midland States Bancorp Inc	128	3,707
Moelis & Co ‘A’	2,201	70,256
Monmouth Real Estate Investment Corp REIT	849	12,294
Mr Cooper Group Inc *	2,038	25,495
National Bank Holdings Corp ‘A’	547	19,265
National General Holdings Corp	2,315	51,161
National Health Investors Inc REIT	1,041	84,821
National Storage Affiliates Trust REIT	3,355	112,795
New Senior Investment Group Inc REIT	2,026	15,499
Newmark Group Inc ‘A’	7,270	97,818
NexPoint Residential Trust Inc REIT	1,116	50,220
NMI Holdings Inc ‘A’ *	3,688	122,368
Northeast Bank *	41	902
OceanFirst Financial Corp	201	5,134
Oportun Financial Corp *	188	4,474
Palomar Holdings Inc *	707	35,696
Paysign Inc *	1,656	16,808
PCSB Financial Corp	98	1,985
Pennsylvania REIT	1,772	9,445
People’s Utah Bancorp	81	2,440
PJT Partners Inc ‘A’	766	34,570
Preferred Bank	247	14,842
ProSight Global Inc *	192	3,097
PS Business Parks Inc REIT	1,137	187,457
Pzena Investment Management Inc ‘A’	958	8,258
QTS Realty Trust Inc ‘A’ REIT	3,257	176,757
Redfin Corp *	5,088	107,560
Regional Management Corp *	265	7,958
Reliant Bancorp Inc	29	645
Richmond Mutual Bancorporation Inc *	82	1,309
RLI Corp	2,262	203,625
Ryman Hospitality Properties Inc REIT	2,598	225,143
Safeguard Scientifics Inc	1,084	11,902
Safehold Inc REIT	37	1,491
Saul Centers Inc REIT	624	32,935
Sculptor Capital Management Inc	492	10,873
Seacoast Banking Corp of Florida *	429	13,115
Selective Insurance Group Inc	1,514	98,698
Seritage Growth Properties REIT *	172	6,894
ServisFirst Bancshares Inc	2,246	84,629
Siebert Financial Corp *	455	3,936
Silvercrest Asset Management Group Inc ‘A’	436	5,485
Southern Missouri Bancorp Inc	36	1,381
State Auto Financial Corp	74	2,295
Stock Yards Bancorp Inc	213	8,746
Tanger Factory Outlet Centers Inc REIT	5,103	75,167
Terreno Realty Corp REIT	362	19,599
The Bank of NT Butterfield & Son Ltd (Bermuda)	1,004	37,168
The GEO Group Inc REIT	6,764	112,350
The RMR Group Inc ‘A’	866	39,524
TriState Capital Holdings Inc *	378	9,873
Triumph Bancorp Inc *	634	24,105
Trupanion Inc *	1,632	61,135
UMH Properties Inc REIT	1,744	27,433
Union Bankshares Inc	56	2,031
United Community Banks Inc	279	8,616
United Community Financial Corp	413	4,816
United Fire Group Inc	98	4,286
Uniti Group Inc REIT	10,476	86,008
Unity Bancorp Inc	54	1,219
Universal Health Realty Income Trust REIT	659	77,340
Universal Insurance Holdings Inc	588	16,458
Veritex Holdings Inc	874	25,460

	Shares	Value
Virtus Investment Partners Inc	51	$6,208
Walker & Dunlop Inc	186	12,030
Waterstone Financial Inc	114	2,169
West Bancorporation Inc	186	4,767
Westamerica Bancorporation	267	18,095
WisdomTree Investments Inc	2,822	13,658
World Acceptance Corp *	183	15,811

		6,128,625

Industrial - 16.5%

AAON Inc	2,327	114,977
Actuant Corp ‘A’	1,543	40,164
Advanced Disposal Services Inc *	3,871	127,240
Advanced Drainage Systems Inc	2,458	95,469
Advanced Energy Industries Inc *	2,153	153,294
Aerojet Rocketdyne Holdings Inc *	2,907	132,734
AeroVironment Inc *	1,208	74,582
Air Transport Services Group Inc *	3,314	77,746
Akoustis Technologies Inc *	1,397	11,176
Alamo Group Inc	477	59,887
Alarm.com Holdings Inc *	2,083	89,507
Albany International Corp ‘A’	1,749	132,784
Allied Motion Technologies Inc	385	18,673
American Superconductor Corp *	314	2,465
American Woodmark Corp *	955	99,807
Apogee Enterprises Inc	1,262	41,015
Applied Industrial Technologies Inc	2,171	144,784
AquaVenture Holdings Ltd *	98	2,658
Ardmore Shipping Corp * (Ireland)	359	3,249
Argan Inc	696	27,937
Astronics Corp *	1,301	36,363
Atkore International Group Inc *	2,649	107,179
Axon Enterprise Inc *	3,300	241,824
AZZ Inc	455	20,907
Badger Meter Inc	1,615	104,862
Barnes Group Inc	324	20,075
Boise Cascade Co	511	18,667
Brady Corp ‘A’	2,216	126,888
Builders FirstSource Inc *	6,012	152,765
Cactus Inc ‘A’	2,678	91,909
Casella Waste Systems Inc ‘A’ *	2,591	119,264
CECO Environmental Corp *	179	1,371
Chart Industries Inc *	2,041	137,747
Chase Corp	406	48,103
Coda Octopus Group Inc *	258	2,159
Columbus McKinnon Corp	806	32,264
Comfort Systems USA Inc	2,059	102,641
Construction Partners Inc ‘A’ *	386	6,512
Continental Building Products Inc *	924	33,661
Covanta Holding Corp	6,701	99,443
CryoPort Inc *	1,812	29,826
CSW Industrials Inc	839	64,603
Digimarc Corp *	637	21,378
Dorian LPG Ltd *	314	4,861
Ducommun Inc *	104	5,255
Dycom Industries Inc *	1,377	64,926
EMCOR Group Inc	2,368	204,358
Energous Corp *	1,597	2,827
Energy Recovery Inc *	2,063	20,197
EnerSys	1,580	118,231
EnPro Industries Inc	100	6,688
ESCO Technologies Inc	1,357	125,523
Evoqua Water Technologies Corp *	4,239	80,329
Exponent Inc	2,924	201,785
Fabrinet * (Thailand)	1,895	122,872
FARO Technologies Inc *	928	46,725
Federal Signal Corp	3,187	102,781
Fitbit Inc ‘A’ *	2,683	17,627
Fluidigm Corp *	3,846	13,384
Forterra Inc *	1,020	11,791

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-72

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Forward Air Corp	1,597	$111,710
Franklin Electric Co Inc	2,478	142,039
GasLog Ltd (Monaco)	1,498	14,665
Gencor Industries Inc *	41	478
Generac Holdings Inc *	3,459	347,941
General Finance Corp *	246	2,723
Golar LNG Ltd * (Bermuda)	431	6,129
GoPro Inc ‘A’ *	6,670	28,948
Granite Construction Inc	389	10,764
Great Lakes Dredge & Dock Corp *	3,105	35,180
Heartland Express Inc	130	2,737
Helios Technologies Inc	1,661	76,788
Heritage-Crystal Clean Inc *	591	18,540
Hillenbrand Inc	2,342	78,012
Ichor Holdings Ltd *	275	9,149
IES Holdings Inc *	211	5,414
II-VI Inc *	3,259	109,731
IntriCon Corp *	468	8,424
Iteris Inc *	2,198	10,968
Itron Inc *	1,940	162,863
JELD-WEN Holding Inc *	3,406	79,734
John Bean Technologies Corp	1,766	198,958
Kadant Inc	622	65,521
Kaman Corp	220	14,502
Kimball Electronics Inc *	105	1,843
Kratos Defense & Security Solutions Inc *	5,108	91,995
Lawson Products Inc *	232	12,087
LB Foster Co ‘A’ *	18	349
Lindsay Corp	210	20,158
Louisiana-Pacific Corp	960	28,483
Luxfer Holdings PLC (United Kingdom)	1,438	26,617
Masonite International Corp *	1,320	95,317
MasTec Inc *	3,397	217,952
Materion Corp	461	27,406
Mayville Engineering Co Inc *	350	3,283
Mercury Systems Inc *	3,071	212,237
Mesa Laboratories Inc	227	56,614
Mistras Group Inc *	151	2,155
Moog Inc ‘A’	1,581	134,907
MSA Safety Inc	1,998	252,467
Mueller Industries Inc	1,728	54,864
Mueller Water Products Inc ‘A’	5,306	63,566
Myers Industries Inc	1,972	32,893
MYR Group Inc *	893	29,103
Napco Security Technologies Inc *	632	18,574
National Presto Industries Inc	23	2,033
nLight Inc *	1,874	38,005
Novanta Inc *	1,905	168,478
NV5 Global Inc *	588	29,665
NVE Corp	257	18,350
Omega Flex Inc	160	17,166
OSI Systems Inc *	955	96,207
PAM Transportation Services Inc *	77	4,444
Patrick Industries Inc	859	45,037
PGT Innovations Inc *	1,544	23,021
Plexus Corp *	220	16,927
Primoris Services Corp	1,718	38,208
Proto Labs Inc *	1,530	155,371
Pure Cycle Corp *	946	11,910
Radiant Logistics Inc *	2,161	12,037
Raven Industries Inc	2,075	71,505
RBC Bearings Inc *	1,372	217,242
Rexnord Corp *	619	20,192
Ryerson Holding Corp *	817	9,665
Saia Inc *	879	81,852
Sanmina Corp *	895	30,645
Scorpio Bulkers Inc	539	3,433
Select Interior Concepts Inc ‘A’ *	347	3,120
Simpson Manufacturing Co Inc	2,534	203,303
SPX Corp *	2,015	102,523

	Shares	Value
Sterling Construction Co Inc *	299	$4,210
Stoneridge Inc *	167	4,896
Sturm Ruger & Co Inc	875	41,151
Summit Materials Inc ‘A’ *	1,146	27,389
Tennant Co	1,020	79,478
Terex Corp	2,725	81,151
Tetra Tech Inc	3,087	265,976
The Gorman-Rupp Co	198	7,425
TopBuild Corp *	1,893	195,130
Transcat Inc *	375	11,948
Trex Co Inc *	3,324	298,761
Triumph Group Inc	686	17,335
UFP Technologies Inc *	41	2,034
Universal Forest Products Inc	2,905	138,569
Universal Logistics Holdings Inc	449	8,513
US Concrete Inc *	918	38,244
US Ecology Inc	1,379	79,858
Vicor Corp *	1,018	47,561
Vishay Precision Group Inc *	436	14,824
VSE Corp	30	1,141
Watts Water Technologies Inc ‘A’	882	87,988
Welbilt Inc *	7,363	114,936
Willis Lease Finance Corp *	19	1,119
WillScot Corp *	1,941	35,889
Worthington Industries Inc	514	21,681
Wrap Technologies Inc *	423	2,703
ZAGG Inc *	102	827

		10,196,583

Technology - 12.9%

ACI Worldwide Inc *	6,515	246,821
Adesto Technologies Corp *	1,281	10,889
Agilysys Inc *	1,177	29,908
Altair Engineering Inc ‘A’ *	2,259	81,121
Ambarella Inc *	708	42,876
American Software Inc ‘A’	901	13,407
Appfolio Inc ‘A’ *	888	97,636
Appian Corp *	1,928	73,669
AstroNova Inc	384	5,268
Avid Technology Inc *	1,560	13,385
Bandwidth Inc ‘A’ *	762	48,806
Benefitfocus Inc *	1,651	36,223
Blackbaud Inc	2,767	220,253
Blackline Inc *	2,455	126,580
Bottomline Technologies DE Inc *	2,452	131,427
Box Inc ‘A’ *	8,121	136,270
Brightcove Inc *	2,240	19,466
Brooks Automation Inc	3,479	145,979
Cabot Microelectronics Corp	1,641	236,829
Castlight Health Inc ‘B’ *	5,597	7,444
CEVA Inc *	1,111	29,953
Cision Ltd *	5,106	50,907
Cloudera Inc *	850	9,886
CommVault Systems Inc *	2,330	104,011
Cornerstone OnDemand Inc *	3,228	188,999
CSG Systems International Inc	1,862	96,414
Cubic Corp	276	17,545
Diebold Nixdorf Inc *	2,209	23,327
Digital Turbine Inc *	4,467	31,850
Diodes Inc *	538	30,327
Domo Inc ‘B’ *	962	20,895
DSP Group Inc *	439	6,910
Ebix Inc	1,322	44,168
eGain Corp *	1,137	9,005
Envestnet Inc *	2,741	190,856
Everbridge Inc *	1,882	146,947
Evolent Health Inc ‘A’ *	972	8,797
Exela Technologies Inc *	1,933	788
ExlService Holdings Inc *	1,900	131,974
Five9 Inc *	3,384	221,923

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-73

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
ForeScout Technologies Inc *	2,391	$78,425
FormFactor Inc *	312	8,103
Glu Mobile Inc *	6,645	40,202
Health Catalyst Inc *	418	14,505
Ideanomics Inc *	2,649	2,267
Impinj Inc *	956	24,722
Inovalon Holdings Inc ‘A’ *	4,153	78,159
Inphi Corp *	2,543	188,233
Insight Enterprises Inc *	726	51,031
Inspired Entertainment Inc *	444	2,997
Instructure Inc *	1,963	94,636
Intelligent Systems Corp *	379	15,137
j2 Global Inc *	2,640	247,394
Lattice Semiconductor Corp *	7,155	136,947
LivePerson Inc *	3,516	130,092
Majesco *	476	3,927
MAXIMUS Inc	3,598	267,655
MaxLinear Inc *	3,768	79,957
MicroStrategy Inc ‘A’ *	468	66,751
Mitek Systems Inc *	1,156	8,843
MobileIron Inc *	5,626	27,342
Model N Inc *	1,865	65,406
MTS Systems Corp	334	16,042
NextGen Healthcare Inc *	3,107	49,929
Omnicell Inc *	2,343	191,470
OneSpan Inc *	1,308	22,393
Onto Innovation Inc *	618	22,582
PAR Technology Corp *	644	19,797
Pareteum Corp *	2,688	1,175
Parsons Corp *	1,090	44,995
PDF Solutions Inc *	135	2,280
Perspecta Inc	564	14,912
Phreesia Inc *	480	12,787
Phunware Inc *	1,727	2,055
Ping Identity Holding Corp *	657	15,965
Pitney Bowes Inc	4,407	17,760
PlayAGS Inc *	1,482	17,977
Power Integrations Inc	1,602	158,454
Progress Software Corp	2,518	104,623
PROS Holdings Inc *	1,863	111,631
QAD Inc ‘A’	322	16,399
Qualys Inc *	1,906	158,903
Rapid7 Inc *	2,814	157,640
Rimini Street Inc *	1,099	4,264
SailPoint Technologies Holding Inc *	4,856	114,602
Science Applications International Corp	3,276	285,078
SecureWorks Corp ‘A’ *	86	1,433
Semtech Corp *	3,426	181,235
Silicon Laboratories Inc *	2,431	281,947
Simulations Plus Inc	663	19,273
SPS Commerce Inc *	1,979	109,676
SVMK Inc *	4,950	88,457
Tabula Rasa HealthCare Inc *	1,101	53,597
Tenable Holdings Inc *	2,129	51,011
TTEC Holdings Inc	797	31,577
Unisys Corp *	1,984	23,530
Upland Software Inc *	1,301	46,459
Varonis Systems Inc *	1,679	130,475
Verint Systems Inc *	3,551	196,583
Verra Mobility Corp *	7,218	100,980
Virtusa Corp *	1,628	73,797
Vocera Communications Inc *	1,770	36,745
Workiva Inc *	2,083	87,590
Xperi Corp	546	10,101
Yext Inc *	5,360	77,291
Zuora Inc ‘A’ *	4,998	71,621

		7,959,561

Utilities - 1.4%

American States Water Co	2,075	179,778
Atlantic Power Corp *	3,722	8,672

	Shares	Value
California Water Service Group	2,567	$132,355
Chesapeake Utilities Corp	902	86,439
El Paso Electric Co	382	25,934
Genie Energy Ltd ‘B’	317	2,450
Global Water Resources Inc	630	8,284
MGE Energy Inc	715	56,356
Middlesex Water Co	792	50,347
New Jersey Resources Corp	322	14,352
Northwest Natural Holding Co	255	18,801
Ormat Technologies Inc	800	59,616
Otter Tail Corp	986	50,572
SJW Group	969	68,857
South Jersey Industries Inc	724	23,878
Southwest Gas Holdings Inc	349	26,514
Spark Energy Inc ‘A’	709	6,544
The York Water Co	649	29,925

		849,674

Total Common Stocks (Cost $52,008,054)		60,608,048

EXCHANGE-TRADED FUND - 1.4%

iShares Russell 2000 Growth	3,969	850,239

Total Exchange-Traded Fund (Cost $789,360)		850,239

	Principal Amount

SHORT-TERM INVESTMENT - 0.6%

Repurchase Agreement - 0.6%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $383,720; collateralized by U.S. Treasury Notes: 2.875% due 08/15/28 and value $392,618)	$383,715	383,715

Total Short-Term Investment (Cost $383,715)		383,715

TOTAL INVESTMENTS - 100.0% (Cost $53,181,810)		61,842,683

DERIVATIVES - 0.0%		3,678

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(19,596)

NET ASSETS - 100.0%		$61,826,765

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	37.1%
Industrial	16.5%
Technology	12.9%
Consumer, Cyclical	11.7%
Financial	9.9%
Communications	4.5%
Others (each less than 3.0%)	7.4%

	100.0%
Derivatives	0.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-74

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(b)

An investment with a value of $441 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2019 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Micro Russell 2000 E-Mini Index	03/20	6	$49,841	$50,118	$277
Russell 2000 E-Mini Index	03/20	4	330,719	334,120	3,401

Total Futures Contracts					$3,678

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights
	Basic Materials	$441	$-	$-	$441
	Consumer, Non-Cyclical	240	-	240	-

	Total Rights	681	-	240	441

	Common Stocks	60,608,048	60,608,048	-	-
	Exchange-Traded Fund	850,239	850,239	-	-
	Short-Term Investment	383,715	-	383,715	-
	Derivatives:
	Equity Contracts
	Futures	3,678	3,678	-	-

	Total	$61,846,361	$61,461,965	$383,955	$441

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-75

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
RIGHTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Corium International Inc - Contingent Value Rights *	259	$47

Total Rights (Cost $47)		47

COMMON STOCKS - 97.1%

Basic Materials - 3.2%

AdvanSix Inc *	1,600	31,936
AK Steel Holding Corp *	10,080	33,163
Allegheny Technologies Inc *	7,354	151,934
American Vanguard Corp	1,750	34,072
Amyris Inc *	3,172	9,801
Carpenter Technology Corp	2,751	136,945
Century Aluminum Co *	2,821	21,200
Clearwater Paper Corp *	927	19,801
Cleveland-Cliffs Inc	13,394	112,510
Coeur Mining Inc *	13,839	111,819
Commercial Metals Co	6,875	153,106
Contura Energy Inc *	1,107	10,018
Covia Holdings Corp *	2,326	4,745
Energy Fuels Inc *	5,637	10,767
Ferro Corp *	854	12,665
Gold Resource Corp	3,697	20,481
Hawkins Inc	549	25,150
HB Fuller Co	777	40,070
Hecla Mining Co	27,895	94,564
Innophos Holdings Inc *	1,166	37,289
Innospec Inc	205	21,205
Intrepid Potash Inc *	5,442	14,748
Kaiser Aluminum Corp	438	48,570
Koppers Holdings Inc *	299	11,428
Kraton Corp *	1,310	33,169
Kronos Worldwide Inc	1,297	17,380
Livent Corp *	8,471	72,427
Minerals Technologies Inc	2,040	117,565
Neenah Inc	165	11,621
Novagold Resources Inc * (Canada)	4,161	37,283
Oil-Dri Corp of America	322	11,672
Orion Engineered Carbons SA (Luxembourg)	1,101	21,249
PH Glatfelter Co	2,541	46,500
PolyOne Corp	249	9,161
PQ Group Holdings Inc *	2,231	38,329
Rayonier Advanced Materials Inc *	2,686	10,314
Schnitzer Steel Industries Inc ‘A’	1,488	32,260
Schweitzer-Mauduit International Inc	1,809	75,960
Sensient Technologies Corp	1,150	76,003
Stepan Co	1,071	109,713
Tronox Holdings PLC ‘A’ *	2,934	33,506
United States Lime & Minerals Inc	95	8,578
Valhi Inc	1,657	3,099
Verso Corp ‘A’ *	1,897	34,203

		1,967,979

Communications - 2.9%

ADTRAN Inc	2,706	26,762
ATN International Inc	647	35,837
Boston Omaha Corp ‘A’ *	158	3,324
CalAmp Corp *	1,834	17,570
Calix Inc *	1,410	11,280
Cambium Networks Corp *	159	1,390
Cars.com Inc *	3,367	41,145
Casa Systems Inc *	147	601

	Shares	Value
Cincinnati Bell Inc *	2,754	$28,834
Clear Channel Outdoor Holdings Inc *	2,290	6,549
comScore Inc *	2,750	13,585
Consolidated Communications Holdings Inc *	3,961	15,369
Cumulus Media Inc ‘A’ *	797	14,003
DASAN Zhone Solutions Inc *	23	204
DHI Group Inc *	2,869	8,636
Entercom Communications Corp ‘A’	7,410	34,382
Entravision Communications Corp ‘A’	2,915	7,637
ePlus Inc *	90	7,586
Fluent Inc *	185	463
Frontier Communications Corp *	6,056	5,387
Gannett Co Inc	6,910	44,086
Gray Television Inc *	3,126	67,021
Harmonic Inc *	4,988	38,906
HealthStream Inc *	913	24,834
Hemisphere Media Group Inc *	66	980
Houghton Mifflin Harcourt Co *	6,164	38,525
IDT Corp ‘B’ *	247	1,781
Infinera Corp *	10,270	81,544
Inseego Corp *	2,494	18,281
Intelsat SA *	3,934	27,656
Iridium Communications Inc *	5,787	142,592
KVH Industries Inc *	840	9,349
Lands’ End Inc *	593	9,962
Leaf Group Ltd *	213	852
Lee Enterprises Inc *	2,999	4,259
Liberty Latin America Ltd ‘A’ * (Chile)	2,706	52,226
Liberty Latin America Ltd ‘C’ * (Chile)	6,651	129,429
Limelight Networks Inc *	3,771	15,386
Liquidity Services Inc *	1,525	9,089
Marchex Inc ‘B’ *	1,911	7,224
Maxar Technologies Inc *	3,514	55,064
MSG Networks Inc ‘A’ *	2,513	43,726
National CineMedia Inc	3,128	22,803
NeoPhotonics Corp *	2,327	20,524
NETGEAR Inc *	1,804	44,216
ORBCOMM Inc *	802	3,376
Overstock.com Inc *	1,276	8,996
Preformed Line Products Co	168	10,139
Quotient Technology Inc *	3,956	39,006
Ribbon Communications Inc *	3,354	10,397
RigNet Inc *	90	594
Saga Communications Inc ‘A’	205	6,232
Scholastic Corp	1,757	67,557
Spok Holdings Inc	1,039	12,707
Stamps.com Inc *	978	81,683
Stitch Fix Inc ‘A’ *	265	6,800
TEGNA Inc	12,705	212,046
TESSCO Technologies Inc	349	3,916
The EW Scripps Co ‘A’	3,173	49,848
The Meet Group Inc *	1,490	7,465
The RealReal Inc *	798	15,042
The Rubicon Project Inc *	873	7,124
Tribune Publishing Co	990	13,028
TrueCar Inc *	833	3,957
Value Line Inc	17	492
Vonage Holdings Corp *	4,247	31,470
WideOpenWest Inc *	1,386	10,284

		1,793,018

Consumer, Cyclical - 11.9%

Abercrombie & Fitch Co ‘A’	3,622	62,624
Acushnet Holdings Corp	2,077	67,503
Adient PLC *	5,117	108,736
AMC Entertainment Holdings Inc ‘A’	3,069	22,220
American Axle & Manufacturing Holdings Inc *	6,455	69,456
American Eagle Outfitters Inc	915	13,451
Anixter International Inc *	1,782	164,122

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-76

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Ascena Retail Group Inc *	417	$3,196
At Home Group Inc *	2,495	13,723
Barnes & Noble Education Inc *	2,269	9,689
Bassett Furniture Industries Inc	550	9,174
BBX Capital Corp	3,330	15,884
Beacon Roofing Supply Inc *	3,220	102,976
Beazer Homes USA Inc *	1,698	23,993
Bed Bath & Beyond Inc	7,094	122,726
Big Lots Inc	2,301	66,085
Biglari Holdings Inc ‘B’ *	9	1,030
BJ’s Wholesale Club Holdings Inc *	4,300	97,782
Blue Bird Corp *	427	9,787
BlueLinx Holdings Inc *	501	7,139
BMC Stock Holdings Inc *	3,904	112,006
Boyd Gaming Corp	413	12,365
Brinker International Inc	519	21,798
Caleres Inc	2,233	53,034
Callaway Golf Co	5,403	114,544
Cannae Holdings Inc *	3,926	146,008
Carrols Restaurant Group Inc *	1,846	13,014
Century Casinos Inc *	1,659	13,139
Century Communities Inc *	847	23,165
Chico’s FAS Inc	6,596	25,131
Chuy’s Holdings Inc *	709	18,377
Citi Trends Inc	631	14,589
Clarus Corp	523	7,092
Commercial Vehicle Group Inc *	1,713	10,878
CompX International Inc	107	1,561
Conn’s Inc *	1,185	14,682
Cooper Tire & Rubber Co	2,893	83,174
Cooper-Standard Holdings Inc *	1,009	33,458
Culp Inc	641	8,730
Daktronics Inc	2,083	12,685
Dana Inc	8,455	153,881
Del Taco Restaurants Inc *	1,621	12,814
Delta Apparel Inc *	343	10,667
Denny’s Corp *	841	16,719
Designer Brands Inc ‘A’	2,452	38,594
Dillard’s Inc ‘A’	600	44,088
Dine Brands Global Inc	385	32,155
Drive Shack Inc *	228	834
El Pollo Loco Holdings Inc *	1,239	18,758
Eros International PLC * (India)	4,067	13,787
Escalade Inc	583	5,731
Ethan Allen Interiors Inc	1,368	26,074
Express Inc *	3,800	18,506
Fiesta Restaurant Group Inc *	1,314	12,995
Flexsteel Industries Inc	411	8,187
Forestar Group Inc *	624	13,010
Fossil Group Inc *	2,773	21,851
Foundation Building Materials Inc *	837	16,196
G-III Apparel Group Ltd *	2,612	87,502
Gaia Inc *	575	4,594
GameStop Corp ‘A’ *	4,904	29,816
Genesco Inc *	843	40,397
GMS Inc *	1,287	34,852
GNC Holdings Inc ‘A’ *	4,502	12,155
Golden Entertainment Inc *	507	9,745
Green Brick Partners Inc *	1,282	14,717
Group 1 Automotive Inc	1,020	102,000
Guess? Inc	2,695	60,314
H&E Equipment Services Inc	394	13,171
Haverty Furniture Cos Inc	1,048	21,128
Hawaiian Holdings Inc	2,644	77,443
Hibbett Sports Inc *	963	27,003
HNI Corp	523	19,592
Hooker Furniture Corp	607	15,594
Hudson Ltd ‘A’ *	2,264	34,730
Interface Inc	317	5,259
J Alexander’s Holdings Inc *	692	6,616

	Shares	Value
J. Jill Inc	828	$936
Jack in the Box Inc	1,262	98,474
JC Penney Co Inc *	17,715	19,841
Johnson Outdoors Inc ‘A’	110	8,437
KB Home	3,996	136,943
Kimball International Inc ‘B’	271	5,602
Knoll Inc	171	4,319
Kontoor Brands Inc *	1,948	81,797
Kura Sushi USA Inc ‘A’ *	123	3,130
La-Z-Boy Inc	1,549	48,763
Lifetime Brands Inc	650	4,518
Lithia Motors Inc ‘A’	495	72,765
Lumber Liquidators Holdings Inc *	1,293	12,633
M/I Homes Inc *	1,528	60,127
MarineMax Inc *	1,183	19,744
Marriott Vacations Worldwide Corp	1,990	256,232
MDC Holdings Inc	2,891	110,321
Meritage Homes Corp *	2,113	129,125
Meritor Inc *	754	19,747
Mesa Air Group Inc *	656	5,865
Methode Electronics Inc	2,121	83,461
Miller Industries Inc	584	21,684
Mobile Mini Inc	1,671	63,348
Modine Manufacturing Co *	2,883	22,199
Monarch Casino & Resort Inc *	124	6,020
Motorcar Parts of America Inc *	1,069	23,550
Movado Group Inc	885	19,240
Navistar International Corp *	2,859	82,739
Office Depot Inc	31,530	86,392
OneSpaWorld Holdings Ltd * (Bahamas)	2,652	44,660
Oxford Industries Inc	625	47,138
Papa John’s International Inc	133	8,399
Party City Holdco Inc *	3,022	7,071
PC Connection Inc	650	32,279
Penn National Gaming Inc *	5,695	145,564
PetMed Express Inc	806	18,957
Potbelly Corp *	1,175	4,959
PriceSmart Inc	1,187	84,301
Purple Innovation Inc *	159	1,385
RCI Hospitality Holdings Inc	505	10,353
Reading International Inc ‘A’ *	973	10,888
Red Lion Hotels Corp *	1,356	5,058
Red Robin Gourmet Burgers Inc *	741	24,468
Regis Corp *	1,276	22,802
REV Group Inc	1,276	15,605
RH *	691	147,528
Rite Aid Corp *	3,241	50,138
Rocky Brands Inc	380	11,183
RTW RetailWinds Inc *	1,682	1,347
Rush Enterprises Inc ‘A’	1,553	72,214
Rush Enterprises Inc ‘B’	302	13,801
Sally Beauty Holdings Inc *	7,070	129,027
ScanSource Inc *	1,500	55,425
Shoe Carnival Inc	534	19,908
Signet Jewelers Ltd (NYSE)	3,015	65,546
SkyWest Inc	2,864	185,100
Sleep Number Corp *	135	6,647
Sonic Automotive Inc ‘A’	1,433	44,423
Spartan Motors Inc	511	9,239
Spirit Airlines Inc *	875	35,271
Sportsman’s Warehouse Holdings Inc *	2,369	19,023
Standard Motor Products Inc	965	51,357
Steelcase Inc ‘A’	3,801	77,768
Superior Group of Cos Inc	454	6,147
Systemax Inc	195	4,906
Tailored Brands Inc *	334	1,383
Taylor Morrison Home Corp *	5,317	116,230
Telenav Inc *	910	4,423
Tenneco Inc ‘A’ *	2,987	39,130
The Buckle Inc	1,706	46,130

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-77

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
The Cato Corp ‘A’	1,330	$23,142
The Container Store Group Inc *	853	3,600
The Habit Restaurants Inc ‘A’ *	782	8,156
The Marcus Corp	1,310	41,619
The Michaels Cos Inc *	5,008	40,515
The St Joe Co *	2,032	40,295
Tilly’s Inc ‘A’	1,224	14,994
Titan International Inc	2,734	9,897
Titan Machinery Inc *	1,070	15,815
TRI Pointe Group Inc *	8,028	125,076
Triton International Ltd (Bermuda)	3,136	126,067
Tupperware Brands Corp *	2,859	24,530
Unifi Inc *	816	20,612
UniFirst Corp	882	178,146
Universal Electronics Inc *	71	3,710
Vera Bradley Inc *	1,147	13,535
Veritiv Corp *	729	14,339
Vince Holding Corp *	171	2,960
Vista Outdoor Inc *	3,447	25,784
Visteon Corp *	1,626	140,795
Wabash National Corp	3,175	46,641
Waitr Holdings Inc *	2,374	764
Wesco Aircraft Holdings Inc *	2,301	25,357
Weyco Group Inc	338	8,940
William Lyon Homes ‘A’ *	1,861	37,183
Wingstop Inc	126	10,865
Winmark Corp	82	16,261
Winnebago Industries Inc	520	27,550
Wolverine World Wide Inc	2,384	80,436
World Fuel Services Corp	3,756	163,086
Zumiez Inc *	1,175	40,585

		7,348,589

Consumer, Non-Cyclical - 10.5%

Aaron’s Inc	455	25,985
Abeona Therapeutics Inc *	1,812	5,925
ABM Industries Inc	3,890	146,692
Acacia Research Corp *	2,289	6,089
Acceleron Pharma Inc *	451	23,912
ACCO Brands Corp	5,749	53,811
AcelRx Pharmaceuticals Inc *	2,934	6,191
Achillion Pharmaceuticals Inc *	8,126	49,000
Aclaris Therapeutics Inc *	1,728	3,266
Acorda Therapeutics Inc *	2,523	5,147
Adamas Pharmaceuticals Inc *	1,270	4,813
ADMA Biologics Inc *	381	1,524
Adtalem Global Education Inc *	3,148	110,086
Aduro Biotech Inc *	617	728
Aeglea BioTherapeutics Inc *	1,259	9,619
Affimed NV * (Germany)	570	1,562
Akebia Therapeutics Inc *	6,997	44,221
Akero Therapeutics Inc *	93	2,064
Akorn Inc *	4,634	6,951
Aldeyra Therapeutics Inc *	357	2,074
Alico Inc	222	7,954
Alphatec Holdings Inc *	250	1,774
AMAG Pharmaceuticals Inc *	1,947	23,695
American Public Education Inc *	916	25,089
American Renal Associates Holdings Inc *	599	6,212
AnaptysBio Inc *	216	3,510
AngioDynamics Inc *	2,075	33,221
Anika Therapeutics Inc *	801	41,532
Applied Therapeutics Inc *	154	4,201
Aprea Therapeutics Inc * (Sweden)	112	5,140
Apyx Medical Corp *	1,621	13,714
Arcus Biosciences Inc *	1,963	19,826
Ardelyx Inc *	2,894	21,719
Arena Pharmaceuticals Inc *	590	26,798
Arlo Technologies Inc *	4,154	17,488
ArQule Inc *	686	13,693

	Shares	Value
ASGN Inc *	358	$25,407
Assembly Biosciences Inc *	1,141	23,345
Assertio Therapeutics Inc *	3,633	4,541
Atreca Inc ‘A’ *	145	2,243
Avanos Medical Inc *	2,734	92,136
Avid Bioservices Inc *	283	2,171
B&G Foods Inc	3,358	60,209
BellRing Brands Inc ‘A’ *	908	19,331
Beyondspring Inc *	50	775
BG Staffing Inc	319	6,983
BioCryst Pharmaceuticals Inc *	938	3,236
Bridgebio Pharma Inc *	316	11,076
BrightView Holdings Inc *	1,857	31,328
Brookdale Senior Living Inc *	10,640	77,353
Cadiz Inc *	721	7,945
CAI International Inc *	949	27,502
Cal-Maine Foods Inc *	1,816	77,634
Calithera Biosciences Inc *	2,562	14,629
Cara Therapeutics Inc *	360	5,800
Cardtronics PLC ‘A’ *	429	19,155
Care.com Inc *	111	1,668
CareDx Inc *	133	2,869
Carriage Services Inc	941	24,090
CASI Pharmaceuticals Inc *	244	754
Castle Biosciences Inc *	80	2,750
cbdMD Inc *	523	1,182
CBIZ Inc *	2,961	79,829
CEL-SCI Corp *	154	1,409
Cellular Biomedicine Group Inc *	209	3,394
Central Garden & Pet Co *	654	20,320
Central Garden & Pet Co ‘A’ *	2,390	70,170
Cerus Corp *	805	3,397
Chimerix Inc *	2,755	5,593
Coherus Biosciences Inc *	2,123	38,225
Collectors Universe Inc	54	1,245
Community Health Systems Inc *	4,886	14,169
Concert Pharmaceuticals Inc *	1,310	12,085
Constellation Pharmaceuticals Inc *	94	4,428
CRA International Inc	352	19,173
Craft Brew Alliance Inc *	591	9,751
Cross Country Healthcare Inc *	1,718	19,963
Cyclerion Therapeutics Inc *	97	264
Cytokinetics Inc *	304	3,225
Darling Ingredients Inc *	9,604	269,680
Diplomat Pharmacy Inc *	3,542	14,168
Dynavax Technologies Corp *	355	2,031
Edgewell Personal Care Co *	3,172	98,205
ElectroCore Inc *	717	1,140
elf Beauty Inc *	1,248	20,130
Eloxx Pharmaceuticals Inc *	151	1,111
Emerald Expositions Events Inc	1,421	14,992
Endo International PLC *	12,352	57,931
Ennis Inc	1,446	31,306
Enochian Biosciences Inc *	232	1,165
Enzo Biochem Inc *	2,479	6,520
Epizyme Inc *	1,174	28,880
Evelo Biosciences Inc *	621	2,521
EyePoint Pharmaceuticals Inc *	1,197	1,855
Farmer Brothers Co *	616	9,277
FibroGen Inc *	445	19,086
Five Prime Therapeutics Inc *	1,897	8,707
Fresh Del Monte Produce Inc	1,820	63,664
FTI Consulting Inc *	1,970	218,000
G1 Therapeutics Inc *	823	21,752
Geron Corp *	9,714	13,211
Gossamer Bio Inc *	1,181	18,459
GP Strategies Corp *	779	10,306
Green Dot Corp ‘A’ *	508	11,836
Gritstone Oncology Inc *	1,087	9,750
Hanger Inc *	1,792	49,477

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-78

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Harpoon Therapeutics Inc *	203	$3,002
Heidrick & Struggles International Inc	1,005	32,662
Herc Holdings Inc *	1,320	64,601
Hertz Global Holdings Inc *	5,959	93,854
Hostess Brands Inc *	7,014	101,984
Huron Consulting Group Inc *	1,135	77,997
ICF International Inc	402	36,831
IGM Biosciences Inc *	116	4,427
ImmunoGen Inc *	3,662	18,694
Immunomedics Inc *	923	19,531
Information Services Group Inc *	1,889	4,779
Ingles Markets Inc ‘A’	846	40,193
Integer Holdings Corp *	508	40,858
Intellia Therapeutics Inc *	589	8,641
Intra-Cellular Therapies Inc *	1,243	42,647
Intrexon Corp *	3,003	16,456
Invacare Corp	1,873	16,894
Jounce Therapeutics Inc *	906	7,909
K12 Inc *	2,052	41,758
Kala Pharmaceuticals Inc *	601	2,218
Karuna Therapeutics Inc *	57	4,294
Kelly Services Inc ‘A’	1,914	43,218
Kezar Life Sciences Inc *	821	3,292
Kiniksa Pharmaceuticals Ltd ‘A’ *	36	398
Lancaster Colony Corp	294	47,069
Landec Corp *	1,385	15,664
Lannett Co Inc *	1,833	16,167
Laureate Education Inc ‘A’ *	6,787	119,519
LeMaitre Vascular Inc	132	4,745
Ligand Pharmaceuticals Inc *	851	88,751
Limoneira Co	619	11,903
Lineage Cell Therapeutics Inc *	6,093	5,423
LivaNova PLC *	604	45,560
LiveRamp Holdings Inc *	3,924	188,627
Livongo Health Inc *	180	4,511
Luminex Corp	2,450	56,742
MacroGenics Inc *	1,424	15,493
Magellan Health Inc *	536	41,942
Mallinckrodt PLC *	4,774	16,661
Menlo Therapeutics Inc *	868	4,028
Meridian Bioscience Inc *	2,171	21,211
Mersana Therapeutics Inc *	2,015	11,546
Minerva Neurosciences Inc *	207	1,472
Molecular Templates Inc *	349	4,881
Morphic Holding Inc *	99	1,699
Myriad Genetics Inc *	3,703	100,833
NanoString Technologies Inc *	194	5,397
Nathan’s Famous Inc	97	6,875
National HealthCare Corp	713	61,625
Natural Grocers by Vitamin Cottage Inc	484	4,777
Nature’s Sunshine Products Inc *	542	4,840
Neon Therapeutics Inc *	793	936
NextCure Inc *	67	3,774
Novavax Inc *	849	3,379
OPKO Health Inc *	23,463	34,491
Option Care Health Inc *	6,570	24,506
OraSure Technologies Inc *	3,674	29,502
Orthofix Medical Inc *	267	12,330
Osmotica Pharmaceuticals PLC *	451	3,152
Owens & Minor Inc	3,470	17,940
Pacific Biosciences of California Inc *	714	3,670
Patterson Cos Inc	4,828	98,877
PDL BioPharma Inc *	7,277	23,614
Personalis Inc *	151	1,646
Phathom Pharmaceuticals Inc *	174	5,418
Phibro Animal Health Corp ‘A’	61	1,515
PolarityTE Inc *	786	2,044
Prestige Consumer Healthcare Inc *	2,956	119,718
Prevail Therapeutics Inc *	146	2,311
Principia Biopharma Inc *	57	3,122

	Shares	Value
Progyny Inc *	417	$11,447
Protagonist Therapeutics Inc *	318	2,242
Prothena Corp PLC * (Ireland)	2,275	36,013
Pyxus International Inc *	473	4,229
Quad/Graphics Inc	1,936	9,041
Quanex Building Products Corp	1,880	32,110
Reata Pharmaceuticals Inc ‘A’ *	755	154,345
Resources Connection Inc	1,262	20,608
resTORbio Inc *	781	1,164
Revance Therapeutics Inc *	411	6,671
Revlon Inc ‘A’ *	61	1,307
Rigel Pharmaceuticals Inc *	795	1,701
Rockwell Medical Inc *	207	505
Rosetta Stone Inc *	1,018	18,467
RR Donnelley & Sons Co	4,029	15,915
RTI Surgical Holdings Inc *	3,178	8,708
Sanderson Farms Inc	189	33,306
Sangamo Therapeutics Inc *	1,892	15,836
SEACOR Marine Holdings Inc *	1,075	14,824
SeaSpine Holdings Corp *	967	11,614
Seneca Foods Corp ‘A’ *	379	15,459
Sientra Inc *	431	3,853
Solid Biosciences Inc *	1,006	4,477
SP Plus Corp *	1,332	56,517
SpartanNash Co	2,019	28,751
Spectrum Pharmaceuticals Inc *	537	1,955
Spero Therapeutics Inc *	546	5,250
SpringWorks Therapeutics Inc *	161	6,197
Stoke Therapeutics Inc *	143	4,050
Strongbridge Biopharma PLC *	2,040	4,264
Surgery Partners Inc *	1,218	19,068
Sutro Biopharma Inc *	495	5,445
Syneos Health Inc *	3,373	200,609
Synlogic Inc *	920	2,374
Synthorx Inc *	72	5,032
TCR2 Therapeutics Inc *	650	9,282
Team Inc *	1,765	28,187
Tejon Ranch Co *	1,201	19,192
Tenet Healthcare Corp *	377	14,337
Textainer Group Holdings Ltd * (China)	2,418	25,897
TG Therapeutics Inc *	464	5,150
The Andersons Inc	1,833	46,338
The Hackett Group Inc	103	1,662
The Medicines Co *	2,950	250,573
The Simply Good Foods Co *	4,805	137,135
TherapeuticsMD Inc *	1,181	2,858
Tivity Health Inc *	2,766	56,274
Tootsie Roll Industries Inc	98	3,346
TransEnterix Inc *	243	357
TransMedics Group Inc *	51	969
Triple-S Management Corp ‘B’ *	1,304	24,111
TrueBlue Inc *	2,324	55,915
Turning Point Therapeutics Inc *	95	5,918
United Natural Foods Inc *	3,097	27,130
UNITY Biotechnology Inc *	440	3,172
Universal Corp	1,443	82,338
Utah Medical Products Inc	27	2,913
Varex Imaging Corp *	1,258	37,501
VBI Vaccines Inc *	910	1,256
Vector Group Ltd	401	5,369
Vectrus Inc *	648	33,216
Verrica Pharmaceuticals Inc *	422	6,706
Viking Therapeutics Inc *	3,286	26,354
Village Super Market Inc ‘A’	472	10,950
WaVe Life Sciences Ltd *	266	2,132
Weis Markets Inc	546	22,108
WW International Inc *	2,696	103,014
Xeris Pharmaceuticals Inc *	81	571

		6,475,767

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-79

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Energy - 5.4%

Abraxas Petroleum Corp *	9,009	$3,163
Advanced Emissions Solutions Inc	114	1,197
Amplify Energy Corp	662	4,376
Arch Coal Inc ‘A’	865	62,055
Archrock Inc	7,560	75,902
Berry Petroleum Corp	3,706	34,948
Bonanza Creek Energy Inc *	1,150	26,841
Brigham Minerals Inc ‘A’	263	5,639
California Resources Corp *	2,819	25,456
Callon Petroleum Co *	22,483	108,592
Chaparral Energy Inc ‘A’ *	1,745	3,071
Clean Energy Fuels Corp *	7,732	18,093
CNX Resources Corp *	10,936	96,784
Comstock Resources Inc *	843	6,938
CONSOL Energy Inc *	1,615	23,434
CVR Energy Inc	1,007	40,713
Delek US Holdings Inc	4,294	143,978
Denbury Resources Inc *	27,240	38,408
Diamond Offshore Drilling Inc *	3,879	27,890
Dril-Quip Inc *	2,098	98,417
Earthstone Energy Inc ‘A’ *	1,136	7,191
Era Group Inc *	1,143	11,624
Evolution Petroleum Corp	219	1,198
Exterran Corp *	1,748	13,687
Extraction Oil & Gas Inc *	5,062	10,731
Falcon Minerals Corp	1,809	12,772
Flotek Industries Inc *	3,022	6,044
Forum Energy Technologies Inc *	4,579	7,693
Frank’s International NV *	6,238	32,250
FTS International Inc *	998	1,038
FutureFuel Corp	1,485	18,399
Geospace Technologies Corp *	733	12,292
Goodrich Petroleum Corp *	125	1,255
Green Plains Inc *	1,997	30,814
Gulfport Energy Corp *	9,461	28,761
Hallador Energy Co	1,140	3,386
Helix Energy Solutions Group Inc *	8,248	79,428
HighPoint Resources Corp *	6,329	10,696
Independence Contract Drilling Inc *	2,636	2,628
Jagged Peak Energy Inc *	1,358	11,529
KLX Energy Services Holdings Inc *	1,191	7,670
Laredo Petroleum Inc *	10,171	29,191
Liberty Oilfield Services Inc ‘A’	2,252	25,042
Magnolia Oil & Gas Corp ‘A’ *	5,808	73,065
Mammoth Energy Services Inc *	734	1,615
Matador Resources Co *	5,777	103,813
Matrix Service Co *	1,584	36,242
McDermott International Inc *	10,446	7,068
Montage Resources Corp *	1,206	9,576
MRC Global Inc *	4,198	57,261
Murphy USA Inc *	1,398	163,566
Nabors Industries Ltd	20,515	59,083
NACCO Industries Inc ‘A’	208	9,741
National Energy Services Reunited Corp *	1,322	12,057
Natural Gas Services Group Inc *	675	8,276
NCS Multistage Holdings Inc *	783	1,644
Newpark Resources Inc *	5,267	33,024
NexTier Oilfield Solutions Inc *	9,305	62,343
Nine Energy Service Inc *	910	7,116
Noble Corp PLC *	14,887	18,162
Northern Oil and Gas Inc *	17,227	40,311
NOW Inc *	6,267	70,441
Oasis Petroleum Inc *	18,475	60,228
Oceaneering International Inc *	5,732	85,464
Oil States International Inc *	3,538	57,705
Pacific Drilling SA *	1,673	6,826
Panhandle Oil and Gas Inc ‘A’	860	9,641
Par Pacific Holdings Inc *	2,132	49,548

	Shares	Value
Parker Drilling Co *	605	$13,612
Pattern Energy Group Inc ‘A’	5,123	137,066
PDC Energy Inc *	3,679	96,279
Peabody Energy Corp	3,708	33,817
Penn Virginia Corp *	808	24,523
PrimeEnergy Resources Corp *	8	1,210
ProPetro Holding Corp *	1,937	21,791
QEP Resources Inc	13,796	62,082
Ramaco Resources Inc *	455	1,629
Renewable Energy Group Inc *	2,184	58,859
REX American Resources Corp *	318	26,063
Ring Energy Inc *	1,941	5,124
RPC Inc *	3,271	17,140
SandRidge Energy Inc *	1,695	7,187
Seadrill Ltd * (United Kingdom)	3,283	8,339
Select Energy Services Inc ‘A’ *	3,533	32,786
SilverBow Resources Inc *	417	4,128
SM Energy Co	6,502	73,082
Smart Sand Inc *	1,126	2,838
Southwestern Energy Co *	31,327	75,811
SRC Energy Inc *	14,184	58,438
SunCoke Energy Inc	4,604	28,683
Sunnova Energy International Inc *	684	7,633
SunPower Corp *	3,680	28,704
Talos Energy Inc *	1,134	34,190
TerraForm Power Inc ‘A’	1,201	18,483
TETRA Technologies Inc *	6,741	13,212
Thermon Group Holdings Inc *	1,372	36,770
Trecora Resources *	1,169	8,358
Unit Corp *	2,956	2,056
US Silica Holdings Inc	4,257	26,181
Us Well Services Inc *	219	414
W&T Offshore Inc *	5,592	31,092
Warrior Met Coal Inc	2,975	62,862
Whiting Petroleum Corp *	5,266	38,652

		3,354,124

Financial - 40.1%

1st Constitution Bancorp	400	8,852
1st Source Corp	871	45,187
Acadia Realty Trust REIT	4,897	126,979
ACNB Corp	412	15,582
AG Mortgage Investment Trust Inc REIT	2,003	30,886
Agree Realty Corp REIT	2,374	166,584
Aircastle Ltd	3,033	97,086
Alexander & Baldwin Inc REIT	3,970	83,211
Allegiance Bancshares Inc *	1,172	44,067
Altisource Portfolio Solutions SA *	325	6,282
Amalgamated Bank ‘A’	779	15,152
Ambac Financial Group Inc *	2,636	56,859
Amerant Bancorp Inc *	1,087	23,686
American Equity Investment Life Holding Co	5,056	151,326
American Finance Trust Inc REIT	5,763	76,417
American National Bankshares Inc	648	25,641
American Realty Investors Inc *	161	2,758
Ameris Bancorp	2,983	126,897
AMERISAFE Inc	1,103	72,831
Ames National Corp	512	14,367
Anworth Mortgage Asset Corp REIT	5,528	19,459
Apollo Commercial Real Estate Finance Inc REIT	8,866	162,159
Ares Commercial Real Estate Corp REIT	1,504	23,823
Argo Group International Holdings Ltd	1,923	126,437
Arlington Asset Investment Corp ‘A’ REIT	2,028	11,296
Armada Hoffler Properties Inc REIT	2,184	40,076
ARMOUR Residential REIT Inc	3,496	62,474
Arrow Financial Corp	765	28,917
Artisan Partners Asset Management Inc ‘A’	1,371	44,311
Ashford Hospitality Trust Inc REIT	5,005	13,964
Assetmark Financial Holdings Inc *	462	13,407

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-80

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Associated Capital Group Inc ‘A’	123	$4,822
Atlantic Capital Bancshares Inc *	1,121	20,570
Atlantic Union Bankshares Corp	4,627	173,744
Axos Financial Inc *	1,193	36,124
B. Riley Financial Inc	1,200	30,216
Banc of California Inc	2,755	47,331
BancFirst Corp	1,131	70,620
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Panama)	1,818	38,869
BancorpSouth Bank	5,664	177,906
Bank First Corp	16	1,120
Bank of Commerce Holdings	935	10,818
Bank of Marin Bancorp	784	35,319
Bank7 Corp	208	3,944
BankFinancial Corp	750	9,810
Bankwell Financial Group Inc	372	10,728
Banner Corp	1,878	106,276
Bar Harbor Bankshares	870	22,089
Baycom Corp *	381	8,664
BCB Bancorp Inc	766	10,563
Berkshire Hills Bancorp Inc	2,688	88,381
Blackstone Mortgage Trust Inc ‘A’ REIT	7,289	271,297
Blucora Inc *	744	19,448
Boston Private Financial Holdings Inc	4,622	55,603
Braemar Hotels & Resorts Inc REIT	1,724	15,395
Bridge Bancorp Inc	955	32,021
Bridgewater Bancshares Inc *	1,286	17,721
Brightsphere Investment Group Inc *	4,094	41,841
Brookline Bancorp Inc	4,458	73,379
BRP Group Inc ‘A’ *	597	9,582
BRT Apartments Corp REIT	525	8,909
Bryn Mawr Bank Corp	1,190	49,076
Business First Bancshares Inc	757	18,872
Byline Bancorp Inc	1,411	27,613
C&F Financial Corp	196	10,845
Cadence BanCorp	7,243	131,316
Cambridge Bancorp	177	14,187
Camden National Corp	956	44,033
Capital Bancorp Inc *	452	6,730
Capital City Bank Group Inc	844	25,742
Capitol Federal Financial Inc	7,788	106,929
Capstar Financial Holdings Inc	818	13,620
Capstead Mortgage Corp REIT	5,534	43,829
CareTrust REIT Inc	1,375	28,366
Carolina Financial Corp	1,357	58,663
Carter Bank & Trust *	1,342	31,832
CatchMark Timber Trust Inc ‘A’ REIT	2,769	31,760
Cathay General Bancorp	4,543	172,861
CBL & Associates Properties Inc REIT *	9,719	10,205
CBTX Inc	1,053	32,769
Cedar Realty Trust Inc REIT	5,151	15,195
CenterState Bank Corp	6,972	174,161
Central Pacific Financial Corp	1,304	38,572
Central Valley Community Bancorp	708	15,342
Century Bancorp Inc ‘A’	133	11,965
Chatham Lodging Trust REIT	2,733	50,123
Chemung Financial Corp	197	8,373
Cherry Hill Mortgage Investment Corp REIT	917	13,379
CIM Commercial Trust Corp REIT	76	1,102
Citizens & Northern Corp	685	19,351
Citizens Inc *	2,846	19,211
City Holding Co	821	67,281
City Office REIT Inc	3,095	41,844
Civista Bancshares Inc	859	20,616
CNB Financial Corp	841	27,484
CNO Financial Group Inc	8,775	159,091
Coastal Financial Corp *	179	2,948
Codorus Valley Bancorp Inc	592	13,634
Colony Bankcorp Inc	412	6,798
Colony Credit Real Estate Inc REIT	4,759	62,628

	Shares	Value
Columbia Banking System Inc	4,144	$168,599
Columbia Financial Inc *	3,066	51,938
Community Bank System Inc	2,921	207,216
Community Bankers Trust Corp	1,199	10,647
Community Healthcare Trust Inc REIT	411	17,615
Community Trust Bancorp Inc	923	43,049
ConnectOne Bancorp Inc	2,090	53,755
Consolidated-Tomoka Land Co	283	17,071
CoreCivic Inc REIT	6,960	120,965
CorEnergy Infrastructure Trust Inc REIT	767	34,293
CorePoint Lodging Inc REIT	2,333	24,916
Cowen Inc ‘A’ *	861	13,561
Crawford & Co ‘A’	138	1,583
CrossFirst Bankshares Inc *	493	7,109
Cushman & Wakefield PLC *	338	6,909
Customers Bancorp Inc *	1,594	37,953
CVB Financial Corp	7,744	167,116
Deluxe Corp	2,292	114,417
Diamond Hill Investment Group Inc	22	3,090
DiamondRock Hospitality Co REIT	11,658	129,171
Dime Community Bancshares Inc	1,864	38,939
Diversified Healthcare Trust Reit *	13,865	117,021
Donegal Group Inc ‘A’	738	10,937
Dynex Capital Inc REIT	1,453	24,614
Eagle Bancorp Inc	1,801	87,583
Easterly Government Properties Inc REIT	3,410	80,919
Elevate Credit Inc *	386	1,718
Ellington Financial Inc	1,819	33,342
Employers Holdings Inc	1,656	69,138
Encore Capital Group Inc *	1,783	63,047
Enova International Inc *	638	15,350
Enstar Group Ltd * (Bermuda)	557	115,221
Entegra Financial Corp *	369	11,129
Enterprise Bancorp Inc	545	18,459
Enterprise Financial Services Corp	1,446	69,712
Equity Bancshares Inc ‘A’ *	850	26,240
Esquire Financial Holdings Inc *	200	5,214
ESSA Bancorp Inc	553	9,373
Essent Group Ltd	2,768	143,908
Essential Properties Realty Trust Inc REIT	4,219	104,673
Evans Bancorp Inc	280	11,228
Exantas Capital Corp REIT	1,720	20,313
EZCORP Inc ‘A’ *	2,900	19,778
Farmers & Merchants Bancorp Inc	564	17,005
Farmers National Banc Corp	1,475	24,072
Farmland Partners Inc REIT	1,574	10,672
FB Financial Corp	577	22,843
FBL Financial Group Inc ‘A’	582	34,297
Federal Agricultural Mortgage Corp ‘C’	373	31,146
FedNat Holding Co	342	5,687
FGL Holdings	8,521	90,749
Fidelity D&D Bancorp Inc	95	5,910
Financial Institutions Inc	890	28,569
First BanCorp	12,065	127,768
First Bancorp Inc	598	18,078
First Bancorp NC	1,747	69,723
First Bank	901	9,956
First Busey Corp	3,079	84,673
First Business Financial Services Inc	490	12,902
First Capital Inc	169	12,337
First Choice Bancorp	572	15,421
First Commonwealth Financial Corp	5,653	82,025
First Community Bankshares Inc	936	29,035
First Defiance Financial Corp	1,175	37,001
First Financial Bancorp	5,767	146,712
First Financial Corp	712	32,553
First Financial Northwest Inc	463	6,917
First Foundation Inc	1,579	27,475
First Guaranty Bancshares Inc	325	7,075
First Industrial Realty Trust Inc REIT	5,798	240,675

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-81

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
First Internet Bancorp	541	$12,827
First Interstate BancSystem Inc ‘A’	2,271	95,200
First Merchants Corp	3,180	132,256
First Mid Bancshares Inc	871	30,703
First Midwest Bancorp Inc	6,256	144,263
First Northwest Bancorp	523	9,482
Flagstar Bancorp Inc	1,985	75,926
Flushing Financial Corp	1,608	34,741
FNCB Bancorp Inc	962	8,129
Franklin Financial Network Inc	740	25,404
Franklin Financial Services Corp	231	8,937
Franklin Street Properties Corp REIT	6,176	52,867
Front Yard Residential Corp REIT	2,914	35,959
FRP Holdings Inc *	394	19,625
FS Bancorp Inc	199	12,694
Fulton Financial Corp	9,503	165,637
FVCBankcorp Inc *	675	11,792
GAIN Capital Holdings Inc	1,112	4,392
GAMCO Investors Inc ‘A’	50	975
Genworth Financial Inc ‘A’ *	29,533	129,945
German American Bancorp Inc	1,465	52,183
Getty Realty Corp REIT	1,949	64,064
Glacier Bancorp Inc	4,320	198,677
Gladstone Commercial Corp REIT	1,233	26,953
Gladstone Land Corp REIT	1,158	15,019
Global Indemnity Ltd (Cayman)	393	11,645
Global Medical REIT Inc	1,769	23,404
Global Net Lease Inc REIT	5,226	105,983
Granite Point Mortgage Trust Inc REIT	3,101	56,996
Great Ajax Corp REIT	1,010	14,958
Great Southern Bancorp Inc	665	42,108
Great Western Bancorp Inc	3,232	112,280
Greene County Bancorp Inc	29	835
Greenlight Capital Re Ltd ‘A’ *	1,739	17,581
Griffin Industrial Realty Inc	43	1,701
Guaranty Bancshares Inc	463	15,223
Hallmark Financial Services Inc *	759	13,336
Hancock Whitney Corp	5,002	219,488
Hanmi Financial Corp	1,401	28,013
Hannon Armstrong Sustainable Infrastructure Capital Inc REIT	3,455	111,182
Harborone Bancorp Inc *	915	10,056
Hawthorn Bancshares Inc	314	8,007
HBT Financial Inc *	525	9,970
HCI Group Inc	373	17,027
Healthcare Realty Trust Inc REIT	7,596	253,479
Heartland Financial USA Inc	1,968	97,888
Heritage Commerce Corp	2,721	34,910
Heritage Financial Corp	2,167	61,326
Heritage Insurance Holdings Inc	1,353	17,927
Hersha Hospitality Trust REIT	2,010	29,246
Hilltop Holdings Inc	4,049	100,942
Hingham Institution for Savings	40	8,408
Home Bancorp Inc	453	17,753
Home BancShares Inc	9,176	180,400
HomeStreet Inc *	1,288	43,792
HomeTrust Bancshares Inc	690	18,513
Hope Bancorp Inc	6,848	101,761
Horace Mann Educators Corp	2,298	100,331
Horizon Bancorp Inc	2,233	42,427
Howard Bancorp Inc *	719	12,137
IBERIABANK Corp	2,978	222,844
Independence Holding Co	273	11,488
Independence Realty Trust Inc REIT	5,310	74,765
Independent Bank Corp	1,742	145,022
Independent Bank Corp MI	985	22,310
Independent Bank Group Inc	1,617	89,646
Industrial Logistics Properties Trust REIT	3,742	83,896
International Bancshares Corp	3,290	141,700
INTL. FCStone Inc *	956	46,681

	Shares	Value
Invesco Mortgage Capital Inc REIT	8,438	$140,493
Investar Holding Corp	411	9,864
Investors Bancorp Inc	13,097	156,051
Investors Real Estate Trust REIT	678	49,155
Investors Title Co	70	11,144
iStar Inc REIT	1,019	14,786
James River Group Holdings Ltd	899	37,048
Jernigan Capital Inc REIT	1,197	22,911
Kearny Financial Corp	3,307	45,736
Kennedy-Wilson Holdings Inc	3,491	77,849
Kite Realty Group Trust REIT	4,800	93,744
KKR Real Estate Finance Trust Inc REIT	1,431	29,221
Ladder Capital Corp REIT	5,995	108,150
Ladenburg Thalmann Financial Services Inc	585	2,036
Lakeland Bancorp Inc	2,905	50,489
Lakeland Financial Corp	446	21,823
LCNB Corp	706	13,626
Legacy Housing Corp *	169	2,812
LendingClub Corp *	3,816	48,158
Level One Bancorp Inc	312	7,850
Lexington Realty Trust REIT	13,913	147,756
Live Oak Bancshares Inc	1,514	28,781
LTC Properties Inc REIT	1,186	53,097
Luther Burbank Corp	1,124	12,960
Macatawa Bank Corp	1,492	16,606
Mack-Cali Realty Corp REIT	5,078	117,454
Mackinac Financial Corp	516	9,009
MainStreet Bancshares Inc *	395	9,085
Malvern Bancorp Inc *	408	9,421
Marcus & Millichap Inc *	163	6,072
Marlin Business Services Corp	362	7,957
Maui Land & Pineapple Co Inc *	157	1,766
MBIA Inc *	3,963	36,856
McGrath RentCorp	456	34,902
Medallion Financial Corp *	1,147	8,339
Mercantile Bank Corp	975	35,558
Merchants Bancorp	493	9,717
Meridian Bancorp Inc	2,515	50,526
Meta Financial Group Inc	858	31,326
Metrocity Bankshares Inc	889	15,566
Metropolitan Bank Holding Corp *	396	19,099
Mid Penn Bancorp Inc	389	11,203
Midland States Bancorp Inc	1,199	34,723
MidWestOne Financial Group Inc	685	24,818
MMA Capital Holdings Inc *	274	8,713
Moelis & Co ‘A’	502	16,024
Monmouth Real Estate Investment Corp REIT	4,488	64,986
Mr Cooper Group Inc *	2,230	27,897
MutualFirst Financial Inc	331	13,131
MVB Financial Corp	606	15,102
National Bank Holdings Corp ‘A’	1,180	41,560
National Bankshares Inc	359	16,130
National General Holdings Corp	1,602	35,404
National Health Investors Inc REIT	1,364	111,139
National Western Life Group Inc ‘A’	138	40,141
NBT Bancorp Inc	2,405	97,547
Nelnet Inc ‘A’	1,034	60,220
New Senior Investment Group Inc REIT	2,636	20,165
New York Mortgage Trust Inc REIT	14,783	92,098
Newmark Group Inc ‘A’	881	11,854
NI Holdings Inc *	558	9,598
Nicolet Bankshares Inc *	542	40,027
Northeast Bank *	334	7,345
Northfield Bancorp Inc	2,593	43,977
Northrim BanCorp Inc	400	15,320
Northwest Bancshares Inc	5,593	93,012
Norwood Financial Corp	325	12,643
Oak Valley Bancorp	383	7,453
OceanFirst Financial Corp	2,959	75,573

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-82

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Ocwen Financial Corp *	7,575	$10,378
Office Properties Income Trust REIT	2,757	88,610
OFG Bancorp	2,924	69,036
Ohio Valley Banc Corp	248	9,826
Old National Bancorp	10,012	183,120
Old Second Bancorp Inc	1,667	22,455
On Deck Capital Inc *	3,737	15,471
One Liberty Properties Inc REIT	879	23,900
OP Bancorp	769	7,975
Oportun Financial Corp *	238	5,664
Oppenheimer Holdings Inc ‘A’	564	15,499
Opus Bank	1,366	35,338
Orchid Island Capital Inc REIT	3,864	22,604
Origin Bancorp Inc	1,130	42,759
Orrstown Financial Services Inc	576	13,029
Pacific Mercantile Bancorp *	1,090	8,851
Pacific Premier Bancorp Inc	3,394	110,661
Park National Corp	786	80,471
Parke Bancorp Inc	510	12,949
PCB Bancorp	694	11,992
PCSB Financial Corp	803	16,261
PDL Community Bancorp *	479	7,041
Peapack Gladstone Financial Corp	1,130	34,917
Pebblebrook Hotel Trust REIT	7,585	203,354
Penns Woods Bancorp Inc	378	13,442
Pennsylvania REIT	1,968	10,489
PennyMac Financial Services Inc	432	14,705
PennyMac Mortgage Investment Trust REIT	5,193	115,752
People’s Utah Bancorp	869	26,174
Peoples Bancorp Inc	1,084	37,571
Peoples Bancorp of North Carolina Inc	252	8,278
Peoples Financial Services Corp	395	19,888
Physicians Realty Trust REIT	10,828	205,082
Piedmont Office Realty Trust Inc ‘A’ REIT	7,302	162,397
Pioneer Bancorp Inc *	701	10,732
Piper Jaffray Cos	808	64,592
PJT Partners Inc ‘A’	532	24,009
PotlatchDeltic Corp REIT	3,852	166,676
PRA Group Inc *	2,611	94,779
Preferred Apartment Communities Inc ‘A’ REIT	2,622	34,925
Preferred Bank	561	33,711
Premier Financial Bancorp Inc	741	13,442
ProAssurance Corp	3,009	108,745
ProSight Global Inc *	418	6,742
Protective Insurance Corp ‘B’	559	8,994
Provident Bancorp Inc *	440	5,478
Provident Financial Holdings Inc	325	7,118
Provident Financial Services Inc	3,564	87,853
Prudential Bancorp Inc	492	9,117
QCR Holdings Inc	876	38,421
Radian Group Inc	11,735	295,253
Rafael Holdings Inc ‘B’ *	591	10,543
RBB Bancorp	923	19,540
RE/MAX Holdings Inc ‘A’	1,008	38,798
Ready Capital Corp REIT	1,788	27,571
Realogy Holdings Corp *	6,691	64,769
Red River Bancshares Inc *	279	15,641
Redwood Trust Inc REIT	6,408	105,988
Regional Management Corp *	291	8,739
Reliant Bancorp Inc	585	13,010
Renasant Corp	3,185	112,813
Republic Bancorp Inc ‘A’	578	27,050
Republic First Bancorp Inc *	2,457	10,270
Retail Opportunity Investments Corp REIT	6,591	116,397
Retail Value Inc REIT	893	32,862
Rexford Industrial Realty Inc REIT	6,499	296,809
Richmond Mutual Bancorporation Inc *	772	12,321
Riverview Bancorp Inc	1,181	9,696
RLJ Lodging Trust REIT	9,818	173,975

	Shares	Value
RPT Realty REIT	4,607	$69,289
S&T Bancorp Inc	2,084	83,964
Sabra Health Care REIT Inc	11,278	240,673
Safehold Inc REIT	595	23,979
Safety Insurance Group Inc	859	79,483
Sandy Spring Bancorp Inc	2,059	77,995
Saul Centers Inc REIT	65	3,431
SB One Bancorp	458	11,413
Sculptor Capital Management Inc	453	10,011
Seacoast Banking Corp of Florida *	2,443	74,683
Select Bancorp Inc *	948	11,660
Selective Insurance Group Inc	1,868	121,775
Seritage Growth Properties REIT *	1,813	72,665
ServisFirst Bancshares Inc	551	20,762
Shore Bancshares Inc	892	15,485
Sierra Bancorp	831	24,199
Silvergate Capital Corp ‘A’ *	218	3,468
Simmons First National Corp ‘A’	5,408	144,880
SmartFinancial Inc	712	16,839
South Plains Financial Inc	619	12,919
South State Corp	1,936	167,948
Southern First Bancshares Inc *	433	18,398
Southern Missouri Bancorp Inc	451	17,300
Southern National Bancorp of Virginia Inc	1,191	19,473
Southside Bancshares Inc	1,865	69,266
Spirit of Texas Bancshares Inc *	810	18,630
STAG Industrial Inc REIT	7,770	245,299
State Auto Financial Corp	970	30,089
Sterling Bancorp Inc	962	7,792
Stewart Information Services Corp	1,302	53,109
Stifel Financial Corp	3,892	236,050
Stock Yards Bancorp Inc	959	39,377
Stratus Properties Inc *	317	9,821
Summit Financial Group Inc	633	17,148
Summit Hotel Properties Inc REIT	6,002	74,065
Sunstone Hotel Investors Inc REIT	13,131	182,784
Terreno Realty Corp REIT	3,489	188,894
Territorial Bancorp Inc	444	13,737
The Bancorp Inc *	2,903	37,652
The Bank of NT Butterfield & Son Ltd (Bermuda)	2,122	78,556
The Bank of Princeton	318	10,014
The Community Financial Corp	249	8,857
The First Bancshares Inc	1,030	36,586
The First of Long Island Corp	1,462	36,667
Third Point Reinsurance Ltd * (Bermuda)	4,420	46,498
Timberland Bancorp Inc	418	12,431
Tiptree Inc	1,440	11,722
Tompkins Financial Corp	858	78,507
Towne Bank	3,902	108,554
TPG RE Finance Trust Inc REIT	2,882	58,418
Transcontinental Realty Investors Inc REIT *	47	1,874
TriCo Bancshares	1,570	64,072
TriState Capital Holdings Inc *	1,033	26,982
Triumph Bancorp Inc *	724	27,526
TrustCo Bank Corp NY	5,284	45,812
Trustmark Corp	3,742	129,136
UMB Financial Corp	2,613	179,356
UMH Properties Inc REIT	353	5,553
Union Bankshares Inc	168	6,092
United Bankshares Inc	5,649	218,390
United Community Banks Inc	3,657	112,928
United Community Financial Corp	2,365	27,576
United Fire Group Inc	1,123	49,109
United Insurance Holdings Corp	1,181	14,892
United Security Bancshares	707	7,586
Unity Bancorp Inc	416	9,389
Universal Health Realty Income Trust REIT	70	8,215
Universal Insurance Holdings Inc	1,104	30,901

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-83

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Univest Financial Corp	1,712	$45,847
Urban Edge Properties REIT	6,663	127,796
Urstadt Biddle Properties Inc ‘A’ REIT	1,749	43,445
Valley National Bancorp	22,646	259,297
Veritex Holdings Inc	2,040	59,425
Virtus Investment Partners Inc	349	42,480
Waddell & Reed Financial Inc ‘A’	3,991	66,730
Walker & Dunlop Inc	1,416	91,587
Washington Federal Inc	4,626	169,543
Washington Prime Group Inc REIT	11,024	40,127
Washington Real Estate Investment Trust REIT	4,715	137,584
Washington Trust Bancorp Inc	885	47,604
Waterstone Financial Inc	1,315	25,024
Watford Holdings Ltd * (Bermuda)	1,094	27,525
WesBanco Inc	3,694	139,596
West Bancorporation Inc	734	18,812
Westamerica Bancorporation	1,204	81,595
Western Asset Mortgage Capital Corp REIT	3,220	33,263
Western New England Bancorp Inc	1,362	13,116
Westwood Holdings Group Inc	465	13,773
Whitestone REIT	2,169	29,542
WisdomTree Investments Inc	4,911	23,769
World Acceptance Corp *	156	13,478
WSFS Financial Corp	2,957	130,078
Xenia Hotels & Resorts Inc REIT	6,623	143,123

		24,795,252

Industrial - 11.8%

AAR Corp	1,956	88,216
Actuant Corp ‘A’	1,682	43,782
Advanced Disposal Services Inc *	244	8,020
Aegion Corp *	1,742	38,969
Aerojet Rocketdyne Holdings Inc *	1,253	57,212
Alamo Group Inc	77	9,667
Altra Industrial Motion Corp	3,719	134,665
American Outdoor Brands Corp *	3,038	28,193
American Superconductor Corp *	858	6,735
Apogee Enterprises Inc	242	7,865
Applied Optoelectronics Inc *	1,074	12,759
AquaVenture Holdings Ltd *	744	20,177
ArcBest Corp	1,506	41,566
Arcosa Inc	2,851	127,012
Ardmore Shipping Corp * (Ireland)	1,516	13,720
Argan Inc	125	5,018
Armstrong Flooring Inc *	1,196	5,107
Astec Industries Inc	1,301	54,642
Atlas Air Worldwide Holdings Inc *	1,350	37,220
AZZ Inc	1,040	47,788
Barnes Group Inc	2,421	150,005
Bel Fuse Inc ‘B’	567	11,624
Belden Inc	2,291	126,005
Benchmark Electronics Inc	2,129	73,152
Bloom Energy Corp ‘A’ *	3,235	24,165
Boise Cascade Co	1,729	63,160
Brady Corp ‘A’	514	29,432
Briggs & Stratton Corp	2,314	15,411
Builders FirstSource Inc *	443	11,257
Caesarstone Ltd	1,306	19,681
CECO Environmental Corp *	1,612	12,348
Charah Solutions Inc *	531	1,296
CIRCOR International Inc *	1,135	52,482
Columbus McKinnon Corp	499	19,975
Comtech Telecommunications Corp	1,371	48,657
Concrete Pumping Holdings Inc *	1,065	5,826
Construction Partners Inc ‘A’ *	634	10,696
Continental Building Products Inc *	1,025	37,341
Cornerstone Building Brands Inc *	2,579	21,947
Costamare Inc (Monaco)	2,917	27,799
Covenant Transportation Group Inc ‘A’ *	771	9,965

	Shares	Value
Daseke Inc *	2,597	$8,207
DHT Holdings Inc	5,222	43,238
Diamond S Shipping Inc *	1,229	20,573
Digimarc Corp *	30	1,007
Dorian LPG Ltd *	1,243	19,242
Ducommun Inc *	500	25,265
DXP Enterprises Inc *	961	38,257
Dycom Industries Inc *	346	16,314
Eagle Bulk Shipping Inc *	2,498	11,491
Echo Global Logistics Inc *	1,629	33,720
EMCOR Group Inc	821	70,852
Encore Wire Corp	1,176	67,502
EnerSys	874	65,401
EnPro Industries Inc	1,086	72,632
ESCO Technologies Inc	86	7,955
Fabrinet * (Thailand)	167	10,828
FARO Technologies Inc *	47	2,366
Federal Signal Corp	182	5,870
Fitbit Inc ‘A’ *	10,170	66,817
Franklin Electric Co Inc	132	7,566
GasLog Ltd (Monaco)	773	7,568
GATX Corp	1,997	165,451
Genco Shipping & Trading Ltd	848	9,006
Gencor Industries Inc *	382	4,458
General Finance Corp *	349	3,863
Gibraltar Industries Inc *	1,862	93,919
Golar LNG Ltd * (Bermuda)	5,041	71,683
GoPro Inc ‘A’ *	545	2,365
Graham Corp	500	10,940
Granite Construction Inc	2,301	63,669
Great Lakes Dredge & Dock Corp *	390	4,419
Greif Inc ‘A’	1,526	67,449
Greif Inc ‘B’	344	17,809
Griffon Corp	2,147	43,649
Haynes International Inc	698	24,974
Heartland Express Inc	2,513	52,899
Heritage-Crystal Clean Inc *	244	7,654
Hillenbrand Inc	1,853	61,707
Hub Group Inc ‘A’ *	1,910	97,964
Hurco Cos Inc	360	13,810
Hyster-Yale Materials Handling Inc	594	35,022
Ichor Holdings Ltd *	1,021	33,969
IES Holdings Inc *	255	6,543
II-VI Inc *	1,814	61,077
Insteel Industries Inc	1,042	22,393
International Seaways Inc *	1,498	44,581
JELD-WEN Holding Inc *	417	9,762
Kaman Corp	1,392	91,761
KBR Inc	8,288	252,784
Kennametal Inc	4,820	177,810
Kimball Electronics Inc *	1,299	22,797
Knowles Corp *	4,703	99,468
LB Foster Co ‘A’ *	572	11,085
Lindsay Corp	415	39,836
Louisiana-Pacific Corp	5,884	174,578
LSB Industries Inc *	1,178	4,948
Luxfer Holdings PLC (United Kingdom)	117	2,166
Lydall Inc *	962	19,740
Marten Transport Ltd	2,287	49,148
Masonite International Corp *	72	5,199
Materion Corp	700	41,615
Matson Inc	2,492	101,674
Matthews International Corp ‘A’	1,787	68,210
Mistras Group Inc *	861	12,286
Moog Inc ‘A’	241	20,565
Mueller Industries Inc	1,456	46,228
Mueller Water Products Inc ‘A’	3,680	44,086
National Presto Industries Inc	256	22,628
NL Industries Inc *	448	1,752
NN Inc *	2,499	23,116

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-84

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Nordic American Tankers Ltd	7,931	$39,021
Northwest Pipe Co *	553	18,420
NVE Corp	17	1,214
Olympic Steel Inc	554	9,928
Overseas Shipholding Group Inc ‘A’ *	3,926	9,030
PAM Transportation Services Inc *	34	1,962
Park Aerospace Corp	1,035	16,839
Park-Ohio Holdings Corp	506	17,027
Patrick Industries Inc	425	22,283
PGT Innovations Inc *	1,736	25,884
Plexus Corp *	1,451	111,640
Powell Industries Inc	515	25,230
Primoris Services Corp	824	18,326
Rexnord Corp *	5,544	180,845
Roadrunner Transportation Systems Inc *	197	1,814
Safe Bulkers Inc * (Greece)	2,619	4,452
Saia Inc *	610	56,803
Sanmina Corp *	3,063	104,877
Scorpio Bulkers Inc	2,471	15,740
Scorpio Tankers Inc (Monaco)	2,533	99,648
SEACOR Holdings Inc *	1,006	43,409
Select Interior Concepts Inc ‘A’ *	849	7,633
SFL Corp Ltd (Norway)	4,742	68,949
SMART Global Holdings Inc *	784	29,745
SPX Corp *	469	23,863
SPX FLOW Inc *	2,422	118,363
Standex International Corp	728	57,767
Sterling Construction Co Inc *	1,125	15,840
Stoneridge Inc *	1,379	40,432
Sturm Ruger & Co Inc	82	3,856
Summit Materials Inc ‘A’ *	5,376	128,486
Synalloy Corp	469	6,055
Tech Data Corp *	2,060	295,816
Teekay Corp * (Bermuda)	3,807	20,253
Teekay Tankers Ltd ‘A’ * (Bermuda)	1,334	31,976
Terex Corp	880	26,206
The Eastern Co	299	9,128
The Gorman-Rupp Co	852	31,950
The Greenbrier Cos Inc	1,909	61,909
The Manitowoc Co Inc *	2,080	36,400
Tidewater Inc *	2,211	42,628
TimkenSteel Corp *	2,255	17,724
Tredegar Corp	1,553	34,710
TriMas Corp *	2,624	82,420
Trinseo SA	2,286	85,062
Triumph Group Inc	2,167	54,760
TTM Technologies Inc *	5,815	87,516
Tutor Perini Corp *	2,390	30,735
Twin Disc Inc *	600	6,612
UFP Technologies Inc *	340	16,867
Universal Forest Products Inc	411	19,605
US Xpress Enterprises Inc ‘A’ *	1,232	6,197
Vishay Intertechnology Inc	7,763	165,274
Vishay Precision Group Inc *	170	5,780
VSE Corp	501	19,058
Watts Water Technologies Inc ‘A’	690	68,834
Werner Enterprises Inc	2,651	96,470
Willis Lease Finance Corp *	154	9,072
WillScot Corp *	942	17,418
Worthington Industries Inc	1,765	74,448
YRC Worldwide Inc *	1,884	4,804
ZAGG Inc *	1,491	12,092

		7,324,848

Technology - 5.8%

3D Systems Corp *	6,774	59,273
Adesto Technologies Corp *	201	1,709
Allscripts Healthcare Solutions Inc *	9,358	91,849
Alpha & Omega Semiconductor Ltd *	1,221	16,630
Ambarella Inc *	1,094	66,253

	Shares	Value
American Software Inc ‘A’	713	$10,609
Amkor Technology Inc *	5,767	74,971
Avaya Holdings Corp *	6,398	86,373
AVX Corp	2,820	57,725
Axcelis Technologies Inc *	1,835	44,214
AXT Inc *	2,226	9,683
Bandwidth Inc ‘A’ *	146	9,351
Brooks Automation Inc	534	22,407
CEVA Inc *	85	2,292
Cirrus Logic Inc *	3,408	280,853
Cloudera Inc *	12,936	150,446
Cohu Inc	2,358	53,880
Computer Programs & Systems Inc	714	18,850
Conduent Inc *	9,984	61,901
CTS Corp	1,880	56,419
Cubic Corp	1,522	96,754
Daily Journal Corp *	64	18,587
Diebold Nixdorf Inc *	2,218	23,422
Digi International Inc *	1,702	30,159
Diodes Inc *	1,798	101,353
Donnelley Financial Solutions Inc *	1,757	18,396
DSP Group Inc *	774	12,183
Evolent Health Inc ‘A’ *	3,414	30,897
Exela Technologies Inc *	477	195
FormFactor Inc *	3,995	103,750
GSI Technology Inc *	848	6,012
GTY Technology Holding Inc *	2,431	14,319
Health Catalyst Inc *	109	3,782
Immersion Corp *	1,749	12,995
InnerWorkings Inc *	2,581	14,221
Insight Enterprises Inc *	1,300	91,377
KEMET Corp	3,282	88,778
Lumentum Holdings Inc *	4,504	357,167
MACOM Technology Solutions Holdings Inc ‘H’ *	2,664	70,862
ManTech International Corp ‘A’	1,576	125,891
MTS Systems Corp	706	33,909
NetScout Systems Inc *	4,250	102,298
OneSpan Inc *	525	8,988
Onto Innovation Inc *	2,149	78,524
Pareteum Corp *	3,328	1,455
PDF Solutions Inc *	1,451	24,507
Perspecta Inc	7,536	199,252
Photronics Inc *	3,838	60,487
Phreesia Inc *	120	3,197
Ping Identity Holding Corp *	204	4,957
Pitney Bowes Inc	4,952	19,957
QAD Inc ‘A’	300	15,279
Rambus Inc *	6,419	88,422
SecureWorks Corp ‘A’ *	427	7,114
Semtech Corp *	310	16,399
StarTek Inc *	905	7,222
Stratasys Ltd *	2,966	59,987
Sykes Enterprises Inc *	2,273	84,078
Synaptics Inc *	1,964	129,172
Synchronoss Technologies Inc *	2,147	10,198
TiVo Corp *	7,144	60,581
Ultra Clean Holdings Inc *	2,302	54,028
Unisys Corp *	893	10,591
Veeco Instruments Inc *	2,810	41,265
Verint Systems Inc *	197	10,906
Xperi Corp	2,278	42,143

		3,571,704

Utilities - 5.5%

ALLETE Inc	3,013	244,565
Ameresco Inc ‘A’ *	1,233	21,577
Artesian Resources Corp ‘A’	459	17,079
Atlantic Power Corp *	2,306	5,373
Avista Corp	3,817	183,559

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-85

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Black Hills Corp	3,555	$279,210
California Water Service Group	159	8,198
Clearway Energy Inc ‘A’	1,942	37,131
Clearway Energy Inc ‘C’	4,308	85,945
Consolidated Water Co Ltd (Cayman)	792	12,910
El Paso Electric Co	1,977	134,219
Genie Energy Ltd ‘B’	486	3,757
MGE Energy Inc	1,284	101,205
Middlesex Water Co	145	9,218
New Jersey Resources Corp	4,825	215,050
Northwest Natural Holding Co	1,513	111,553
NorthWestern Corp	2,940	210,710
ONE Gas Inc	3,030	283,517
Ormat Technologies Inc	1,496	111,482
Otter Tail Corp	1,284	65,856
PICO Holdings Inc *	1,071	11,909
PNM Resources Inc	4,642	235,396
Portland General Electric Co	5,183	289,160
RGC Resources Inc	400	11,432
SJW Group	545	38,728
South Jersey Industries Inc	4,662	153,753
Southwest Gas Holdings Inc	2,804	213,020
Spire Inc	2,879	239,849
The York Water Co	68	3,135
Unitil Corp	857	52,980

		3,391,476

Total Common Stocks (Cost $58,022,702)		60,022,757

EXCHANGE-TRADED FUND - 2.5%

iShares Russell 2000 Value	11,992	1,541,931

Total Exchange-Traded Fund (Cost $1,448,817)		1,541,931

	Principal Amount	Value

SHORT-TERM INVESTMENT - 0.4%

Repurchase Agreement - 0.4%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $254,960; collateralized by U.S. Treasury Notes: 2.875% due 08/15/28 and value $261,745)	$254,956	$254,956

Total Short-Term Investment (Cost $254,956)		254,956

TOTAL INVESTMENTS - 100.0% (Cost $59,726,522)		61,819,691

DERIVATIVES - 0.0%		3,799

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(3,519)

NET ASSETS - 100.0%		$61,819,971

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	40.1%
Consumer, Cyclical	11.9%
Industrial	11.8%
Consumer, Non-Cyclical	10.5%
Technology	5.8%
Utilities	5.5%
Energy	5.4%
Basic Materials	3.2%
Others (each less than 3.0%)	5.8%

	100.0%
Derivatives	0.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Open futures contracts outstanding as of December 31, 2019 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Micro Russell 2000 E-Mini Index	03/20	3	$24,734	$25,059	$325
Russell 2000 E-Mini Index	03/20	3	247,116	250,590	3,474

Total Futures Contracts					$3,799

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$47	$-	$47	$-
	Common Stocks	60,022,757	60,022,757	-	-
	Exchange-Traded Fund	1,541,931	1,541,931	-	-
	Short-Term Investment	254,956	-	254,956	-
	Derivatives:
	Equity Contracts
	Futures	3,799	3,799	-	-

	Total	$61,823,490	$61,568,487	$255,003	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-86

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
RIGHTS - 0.0%

Brazil - 0.0%

Lojas Americanas SA Exp 01/08/20 *	60	$112
Lojas Americanas SA Exp 01/08/20 *	195	474

		586

Hong Kong - 0.0%

Legend Holdings Corp ‘H’ Exp 03/30/20 * Ω ±	638	-

India - 0.0%

Piramal Enterprises Ltd Exp 01/20/20 *	543	1,701

Total Rights (Cost $0)		2,287

WARRANTS - 0.0%

Malaysia - 0.0%

Serba Dinamik Holdings Bhd Exercise @ MYR 2.62 Exp 12/05/24 *	28,680	3,085

Thailand - 0.0%

BTS Group Holdings PCL Exercise @ THB 14.00 Exp 02/16/21 *	18,840	-

Total Warrants (Cost $0)		3,085

PREFERRED STOCKS - 2.8%

Brazil - 2.5%

Banco Bradesco SA	114,592	1,035,592
Banco Bradesco SA ADR	2,462	22,035
Braskem SA ADR ‘A’	3,433	50,809
Centrais Eletricas Brasileiras SA ‘B’	5,222	49,842
Cia Brasileira de Distribuicao ‘A’	16,298	356,087
Cia de Transmissao de Energia Eletrica Paulista	9,400	52,859
Cia Energetica de Minas Gerais	41,769	143,874
Gerdau SA	64,601	322,737
Itau Unibanco Holding SA	124,737	1,155,307
Lojas Americanas SA	20,214	130,912
Petroleo Brasileiro SA	222,205	1,678,322
Telefonica Brasil SA	10,100	145,981

		5,144,357

Chile - 0.1%

Embotelladora Andina SA ‘B’	24,747	71,712
Sociedad Quimica y Minera de Chile SA ‘B’	4,075	108,989

		180,701

Colombia - 0.2%

Banco Davivienda SA	4,225	59,222
Bancolombia SA ADR	2,938	160,973
Grupo Argos SA	12,536	51,483
Grupo Aval Acciones y Valores SA	133,651	59,428
Grupo de Inversiones Suramericana SA	4,367	38,975

		370,081

	Shares	Value
South Korea - 0.0%

AMOREPACIFIC Group *	34	$1,605
CJ Corp *	237	14,838

		16,443

Total Preferred Stocks (Cost $4,376,293)		5,711,582

COMMON STOCKS - 96.8%

Brazil - 5.9%

Ambev SA	112,961	525,865
Ambev SA ADR	54,171	252,437
Atacadao SA	6,605	38,470
Azul SA ADR *	3,000	128,400
B2W Cia Digital *	2,000	31,427
B3 SA - Brasil Bolsa Balcao	44,146	474,244
Banco Bradesco SA	38,833	330,569
Banco BTG Pactual SA	6,799	129,154
Banco do Brasil SA	17,016	224,586
Banco Santander Brasil SA	8,491	105,003
BB Seguridade Participacoes SA *	26,309	247,338
BRF SA *	19,432	170,572
CCR SA	82,310	389,898
Centrais Eletricas Brasileiras SA	4,300	40,568
Cia de Saneamento Basico do Estado de Sao Paulo	10,802	163,224
Cia Energetica de Minas Gerais	7,039	27,381
Cia Siderurgica Nacional SA	40,100	141,386
Cia Siderurgica Nacional SA ADR	14,372	49,583
Cielo SA	54,074	112,860
Cogna Educacao	93,905	268,145
Cosan SA	8,669	150,641
Energisa SA	11,181	149,218
Engie Brasil Energia SA	5,850	74,048
Equatorial Energia SA	44,205	251,510
Gerdau SA	6,100	26,047
Hapvida Participacoes e Investimentos SA ~	4,430	70,562
Hypera SA	13,767	122,476
IRB Brasil Resseguros SA	25,659	249,275
Itau Unibanco Holding SA	12,969	103,645
Klabin SA	58,590	269,017
Localiza Rent a Car SA	20,265	239,940
Lojas Americanas SA	6,294	30,955
Lojas Renner SA	33,752	473,684
Magazine Luiza SA	24,902	297,071
Natura &Co Holding SA	22,642	218,444
Notre Dame Intermedica Participacoes SA	16,990	289,074
Petrobras Distribuidora SA	17,202	128,905
Petroleo Brasileiro SA	161,170	1,291,006
Porto Seguro SA	10,623	166,081
Raia Drogasil SA	13,470	375,222
Rumo SA *	29,642	192,951
Sul America SA	4,611	68,822
Suzano SA	26,343	260,803
TIM Participacoes SA	41,531	162,466
Ultrapar Participacoes SA	18,884	120,204
Vale SA	168,863	2,246,835
WEG SA	12,583	108,834

		11,988,846

Chile - 0.9%

AES Gener SA	129,514	28,075
Aguas Andinas SA ‘A’	155,212	65,846
Banco de Chile	284,354	30,139
Banco de Chile ADR	2,051	43,050
Banco de Credito e Inversiones SA	1,328	60,223
Banco Santander Chile	450,617	25,768
Banco Santander Chile ADR	5,196	119,872
Cencosud SA	75,771	99,845
Cia Cervecerias Unidas SA	3,038	29,776

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-87

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Cia Cervecerias Unidas SA ADR	3,557	$67,476
Colbun SA	337,804	53,908
Empresa Nacional de Telecomunicaciones SA *	13,075	93,149
Empresas CMPC SA	50,071	122,719
Empresas COPEC SA *	9,673	86,881
Enel Americas SA	762,233	169,299
Enel Americas SA ADR	26,372	289,565
Enel Chile SA ADR	25,110	119,272
Itau CorpBanca	8,062,895	46,692
Latam Airlines Group SA	10,543	105,878
Latam Airlines Group SA ADR	10,886	110,602
SACI Falabella	17,920	77,233
Sociedad Quimica y Minera de Chile SA ADR	732	19,537

		1,864,805

China - 21.2%

51Job Inc ADR *	840	71,316
58.com Inc ADR *	3,446	223,060
AAC Technologies Holdings Inc	47,500	414,674
Agile Group Holdings Ltd	126,000	189,341
Agricultural Bank of China Ltd ‘H’	599,000	263,656
Air China Ltd ‘H’	86,000	87,249
Alibaba Group Holding Ltd ADR *	16,599	3,520,648
Alibaba Health Information Technology Ltd *	26,000	30,032
Aluminum Corp of China Ltd ‘H’ *	160,000	54,832
Angang Steel Co Ltd ‘H’	101,400	42,194
Anhui Conch Cement Co Ltd ‘H’	69,000	502,743
ANTA Sports Products Ltd	21,000	188,017
BAIC Motor Corp Ltd ‘H’ ~	120,000	68,187
Baidu Inc ADR *	6,247	789,621
Bank of China Ltd ‘H’	1,257,400	537,511
Bank of Communications Co Ltd ‘H’	148,925	105,824
BBMG Corp ‘H’	103,000	31,608
Beijing Capital International Airport Co Ltd ‘H’	36,000	34,871
Beijing Enterprises Holdings Ltd	21,500	98,654
Beijing Enterprises Water Group Ltd *	192,000	97,111
Bosideng International Holdings Ltd	82,000	29,581
Brilliance China Automotive Holdings Ltd	122,000	126,618
BYD Co Ltd ‘H’	33,000	164,581
CGN Power Co Ltd ‘H’ ~	171,000	45,666
China Cinda Asset Management Co Ltd ‘H’	402,000	91,376
China CITIC Bank Corp Ltd ‘H’	294,000	176,284
China Coal Energy Co Ltd ‘H’	86,000	34,129
China Common Rich Renewable Energy Investments Ltd * Ω ±	122,000	14,678
China Communications Construction Co Ltd ‘H’	174,000	141,802
China Communications Services Corp Ltd ‘H’	48,000	34,991
China Conch Venture Holdings Ltd	60,000	261,714
China Construction Bank Corp ‘H’	1,641,340	1,423,110
China Eastern Airlines Corp Ltd ‘H’ *	114,000	63,162
China Everbright Bank Co Ltd ‘H’	114,000	52,948
China Everbright International Ltd	86,333	69,230
China Evergrande Group *	93,000	257,853
China Galaxy Securities Co Ltd ‘H’	120,000	70,692
China Gas Holdings Ltd	53,200	199,192
China Hongqiao Group Ltd	61,500	37,090
China Huarong Asset Management Co Ltd ‘H’ ~	406,000	64,127
China International Capital Corp Ltd ‘H’ ~	52,800	101,802
China Jinmao Holdings Group Ltd	174,000	135,458
China Life Insurance Co Ltd ‘H’	122,000	339,362
China Longyuan Power Group Corp Ltd ‘H’	83,000	52,488
China Mengniu Dairy Co Ltd *	74,000	299,337
China Merchants Bank Co Ltd ‘H’	115,800	595,343
China Merchants Port Holdings Co Ltd	60,957	103,140
China Merchants Securities Co Ltd ‘H’ ~	13,600	17,386
China Minsheng Banking Corp Ltd ‘H’	236,500	178,740

	Shares	Value
China Mobile Ltd	70,500	$595,715
China Mobile Ltd ADR	18,350	775,654
China Molybdenum Co Ltd ‘H’	120,000	51,487
China National Building Material Co Ltd ‘H’	314,000	350,306
China Oilfield Services Ltd ‘H’	100,000	157,002
China Overseas Land & Investment Ltd	218,000	849,021
China Pacific Insurance Group Co Ltd ‘H’	62,200	245,069
China Petroleum & Chemical Corp ‘H’	658,400	396,443
China Railway Construction Corp Ltd ‘H’	90,000	98,569
China Railway Group Ltd ‘H’	170,000	104,905
China Railway Signal & Communication Corp Ltd ‘H’ ~	52,000	29,034
China Reinsurance Group Corp ‘H’	189,000	31,064
China Resources Beer Holdings Co Ltd	41,333	228,637
China Resources Cement Holdings Ltd	178,000	226,590
China Resources Gas Group Ltd	44,000	241,770
China Resources Land Ltd	142,444	708,707
China Resources Pharmaceutical Group Ltd ~	58,000	53,769
China Resources Power Holdings Co Ltd	64,000	89,862
China Shenhua Energy Co Ltd ‘H’	109,500	228,954
China Southern Airlines Co Ltd ‘H’	122,000	82,030
China State Construction International Holdings Ltd	74,250	67,413
China Taiping Insurance Holdings Co Ltd	73,034	181,164
China Telecom Corp Ltd ‘H’	152,000	62,622
China Telecom Corp Ltd ADR	1,054	43,414
China Unicom Hong Kong Ltd	308,000	290,019
China Unicom Hong Kong Ltd ADR	5,535	51,808
China Vanke Co Ltd ‘H’	44,200	188,562
Chongqing Rural Commercial Bank Co Ltd ‘H’	144,000	73,561
CIFI Holdings Group Co Ltd	146,975	124,273
CITIC Ltd	185,000	246,923
CITIC Securities Co Ltd ‘H’	59,000	134,604
CNOOC Ltd	312,000	518,803
CNOOC Ltd ADR	2,523	420,508
COSCO SHIPPING Holdings Co Ltd ‘H’ *	100,500	40,780
Country Garden Holdings Co Ltd	374,363	599,176
Country Garden Services Holdings Co Ltd	50,710	170,732
CRRC Corp Ltd ‘H’	81,000	59,053
CSC Financial Co Ltd ‘H’ ~	16,000	13,804
CSPC Pharmaceutical Group Ltd	128,000	305,459
Dali Foods Group Co Ltd ~	102,000	75,567
Datang International Power Generation Co Ltd ‘H’	78,000	14,913
Dongfeng Motor Group Co Ltd ‘H’	124,000	116,657
ENN Energy Holdings Ltd	15,600	170,433
Everbright Securities Co Ltd ‘H’ ~	11,000	9,003
Fosun International Ltd	93,292	136,083
Fuyao Glass Industry Group Co Ltd ‘H’ ~	36,000	110,231
GDS Holdings Ltd ADR *	1,308	67,467
Geely Automobile Holdings Ltd	288,000	563,877
GF Securities Co Ltd ‘H’	47,000	57,245
Great Wall Motor Co Ltd ‘H’	122,000	90,268
Guangdong Investment Ltd	42,000	87,846
Guangzhou Automobile Group Co Ltd ‘H’	78,400	97,607
Guangzhou Baiyunshan Pharmaceutical Holdings Co Ltd ‘H’	10,000	34,163
Guangzhou R&F Properties Co Ltd ‘H’	80,400	148,466
Guotai Junan Securities Co Ltd ‘H’ ~	17,800	31,537
Haitong Securities Co Ltd ‘H’	99,600	117,661
Hengan International Group Co Ltd	37,500	267,115
Huadian Power International Corp Ltd ‘H’	56,000	21,278
Huaneng Power International Inc ‘H’	80,000	40,453
Huatai Securities Co Ltd ‘H’ ~	42,400	74,990
Huazhu Group Ltd ADR	5,243	210,087
Industrial & Commercial Bank of China Ltd ‘H’	1,230,045	949,015
JD.com Inc ADR *	9,119	321,262
Jiangsu Expressway Co Ltd ‘H’	46,000	63,035
Jiangxi Copper Co Ltd ‘H’	52,000	71,519
JOYY Inc ADR *	2,120	111,915

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-88

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Kunlun Energy Co Ltd	254,000	$224,394
Legend Holdings Corp ‘H’ ~	16,200	36,729
Lenovo Group Ltd	538,000	361,296
Li Ning Co Ltd	68,500	205,451
Logan Property Holdings Co Ltd	92,000	154,368
Longfor Group Holdings Ltd ~	84,000	393,370
Metallurgical Corp of China Ltd ‘H’	128,000	28,744
Momo Inc ADR	6,501	217,784
NetEase Inc ADR	1,939	594,575
New China Life Insurance Co Ltd ‘H’	29,300	125,964
New Oriental Education & Technology Group Inc ADR *	1,818	220,433
Orient Securities Co Ltd ~	14,000	8,786
PetroChina Co Ltd ‘H’	628,000	316,132
PICC Property & Casualty Co Ltd ‘H’	216,341	260,760
Ping An Insurance Group Co of China Ltd ‘H’	158,000	1,869,687
Postal Savings Bank of China Co Ltd ‘H’ ~	108,000	73,449
Qingdao Port International Co Ltd ‘H’ ~	28,000	19,879
Red Star Macalline Group Corp Ltd ‘H” ~	12,600	10,569
Seazen Group Ltd *	140,000	170,501
Semiconductor Manufacturing International Corp *	134,300	205,737
Shandong Weigao Group Medical Polymer Co Ltd ‘H’	80,000	95,860
Shanghai Electric Group Co Ltd ‘H’	92,000	30,231
Shanghai Fosun Pharmaceutical Group Co Ltd ‘H’	17,500	52,814
Shanghai Pharmaceuticals Holding Co Ltd ‘H’	35,800	69,666
Shenzhou International Group Holdings Ltd	20,700	302,532
Shimao Property Holdings Ltd	64,926	251,613
Silergy Corp	3,000	95,521
Sinopec Shanghai Petrochemical Co Ltd ‘H’	142,000	42,867
Sinopharm Group Co Ltd ‘H’	52,400	191,202
Sinotrans Ltd ‘H’	29,000	9,864
Sinotruk Hong Kong Ltd	36,000	76,834
Sunac China Holdings Ltd	137,000	817,894
Sunny Optical Technology Group Co Ltd	17,500	303,207
Tencent Holdings Ltd	122,000	5,877,487
The People’s Insurance Co Group of China Ltd ‘H’	121,000	50,308
Tingyi Cayman Islands Holding Corp	144,000	245,770
TravelSky Technology Ltd ‘H’	49,000	119,619
Trip.com Group Ltd ADR *	13,491	452,488
Tsingtao Brewery Co Ltd ‘H’	20,000	134,363
Uni-President China Holdings Ltd	23,000	24,163
Vipshop Holdings Ltd ADR *	28,287	400,827
Want Want China Holdings Ltd	259,000	241,923
Weibo Corp ADR *	2,496	115,690
Weichai Power Co Ltd ‘H’	109,800	231,758
Xinjiang Goldwind Science & Technology Co Ltd ‘H’	34,034	39,549
Xinyi Solar Holdings Ltd	134,000	95,210
Yanzhou Coal Mining Co Ltd ‘H’	136,000	122,188
Yihai International Holding Ltd *	18,000	105,663
Yum China Holdings Inc	12,637	606,702
Zhongsheng Group Holdings Ltd	43,500	178,154
Zhuzhou CRRC Times Electric Co Ltd ‘H’	18,600	67,296
Zijin Mining Group Co Ltd ‘H’	294,000	146,021
Zoomlion Heavy Industry Science & Technology Co Ltd ‘H’	45,600	38,224
ZTE Corp ‘H’ *	19,600	59,989
ZTO Express Cayman Inc ADR	11,400	266,190

		43,188,283

Colombia - 0.4%

Banco de Bogota SA	3,253	84,372
Bancolombia SA	5,998	80,392
Cementos Argos SA	10,003	22,235

	Shares	Value
Ecopetrol SA	131,284	$132,698
Ecopetrol SA ADR	1,932	38,563
Grupo Argos SA	18,939	102,654
Grupo de Inversiones Suramericana SA	9,920	102,694
Grupo Energia Bogota SA ESP *	42,482	28,713
Grupo Nutresa SA	5,542	42,860
Interconexion Electrica SA ESP	17,035	101,699

		736,880

Czech Republic - 0.2%

CEZ AS	5,670	127,431
Komercni banka AS	2,390	87,525
Moneta Money Bank AS ~	29,939	112,336
O2 Czech Republic AS	2,533	26,146

		353,438

Egypt - 0.1%

Commercial International Bank Egypt SAE GDR	47,009	239,746
Egyptian Financial Group-Hermes Holding Co GDR	174	383

		240,129

Greece - 0.3%

Alpha Bank AE *	8,350	18,037
Athens Water Supply & Sewage Co SA	1,811	15,350
Hellenic Petroleum SA	3,272	32,221
Hellenic Telecommunications Organization SA	8,164	130,678
JUMBO SA	5,363	111,591
Motor Oil Hellas Corinth Refineries SA	3,113	72,050
Mytilineos SA	5,322	58,452
National Bank of Greece SA *	11,426	38,788
OPAP SA	9,883	128,583
Terna Energy SA *	1,519	13,052

		618,802

Hong Kong - 0.5%

Alibaba Pictures Group Ltd *	230,000	40,442
Haier Electronics Group Co Ltd	69,000	215,579
Nine Dragons Paper Holdings Ltd *	133,000	138,311
Sino Biopharmaceutical Ltd	346,000	484,060
Sun Art Retail Group Ltd	148,000	179,583
United Energy Group Ltd	300,000	60,724

		1,118,699

Hungary - 0.4%

MOL Hungarian Oil & Gas PLC	43,117	429,795
OTP Bank Nyrt	7,129	373,274
Richter Gedeon Nyrt	2,148	46,701

		849,770

India - 11.9%

3M India Ltd *	98	29,251
ABB India Ltd	1,174	21,147
ABB Power Products & Systems India Ltd * ±	235	2,500
ACC Ltd	3,461	70,115
Adani Enterprises Ltd	13,363	39,047
Adani Ports & Special Economic Zone Ltd	42,337	217,173
Adani Power Ltd *	50,365	43,626
Adani Transmission Ltd *	13,229	61,421
Aditya Birla Capital Ltd *	37,484	53,958
Ambuja Cements Ltd	24,578	67,589
Apollo Hospitals Enterprise Ltd	2,573	52,037
Ashok Leyland Ltd	84,431	96,514
Asian Paints Ltd	11,770	294,395
Astral Poly Technik Ltd	861	14,196
Aurobindo Pharma Ltd	21,707	138,934
Avenue Supermarts Ltd * ~	2,279	58,730

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-89

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Axis Bank Ltd	40,023	$423,079
Bajaj Auto Ltd	3,625	161,812
Bajaj Finance Ltd	6,897	409,390
Bajaj Finserv Ltd	1,276	167,998
Bajaj Holdings & Investment Ltd	2,066	98,637
Balkrishna Industries Ltd	6,204	86,124
Bandhan Bank Ltd ~	4,619	32,902
Bank of Baroda *	29,605	42,295
Berger Paints India Ltd	12,181	87,981
Bharat Electronics Ltd	50,663	71,032
Bharat Forge Ltd	18,538	125,551
Bharat Petroleum Corp Ltd	21,990	151,257
Bharti Airtel Ltd	68,372	436,604
Bharti Infratel Ltd	19,902	70,403
Biocon Ltd	9,776	40,225
Bosch Ltd	242	52,140
Britannia Industries Ltd	1,116	47,358
Cadila Healthcare Ltd	15,202	54,185
Castrol India Ltd	16,227	29,377
Cholamandalam Investment and Finance Co Ltd	22,770	97,470
Cipla Ltd	18,131	121,488
City Union Bank Ltd	5,192	17,017
Coal India Ltd	29,346	87,002
Colgate-Palmolive India Ltd	3,475	71,247
Container Corp Of India Ltd	11,202	89,753
Coromandel International Ltd	1,670	12,449
Crompton Greaves Consumer Electricals Ltd	9,606	32,289
Dabur India Ltd	18,862	121,185
Dalmia Bharat Ltd *	3,754	42,090
Divi’s Laboratories Ltd	2,762	71,475
DLF Ltd	20,025	64,791
Dr Reddy’s Laboratories Ltd	5,741	231,391
Dr Reddy’s Laboratories Ltd ADR	2,031	82,418
Eicher Motors Ltd	564	178,110
Federal Bank Ltd	92,355	113,834
Future Retail Ltd *	3,425	16,397
GAIL India Ltd	101,016	171,233
GAIL India Ltd GDR	994	9,781
Gillette India Ltd	251	23,132
GlaxoSmithKline Consumer Healthcare Ltd	456	53,098
GlaxoSmithKline Pharmaceuticals Ltd	626	14,128
Godrej Consumer Products Ltd	12,213	117,163
Godrej Properties Ltd *	1,161	16,087
Graphite India Ltd	3,492	14,849
Grasim Industries Ltd	12,419	129,407
Havells India Ltd	9,095	82,460
HCL Technologies Ltd	48,516	386,140
HDFC Bank Ltd	68,688	1,225,637
HDFC Life Insurance Co Ltd ~	5,979	52,463
Hero MotoCorp Ltd	3,344	114,483
Hindalco Industries Ltd	77,964	236,358
Hindustan Petroleum Corp Ltd	21,357	78,996
Hindustan Unilever Ltd	25,445	685,718
Honeywell Automation India Ltd	75	28,701
Housing Development Finance Corp Ltd	36,095	1,220,460
ICICI Bank Ltd	44,363	336,438
ICICI Bank Ltd ADR	1,700	25,653
ICICI Lombard General Insurance Co Ltd ~	2,002	38,897
ICICI Prudential Life Insurance Co Ltd ~	8,019	54,201
IDFC First Bank Ltd *	44,967	28,469
IIFL Finance Ltd	6,089	11,947
IIFL Securities Ltd *	6,089	3,472
IIFL Wealth Management Ltd	869	13,804
Indiabulls Housing Finance Ltd	3,796	16,662
Indiabulls Ventures Ltd	4,397	13,204
Indian Oil Corp Ltd	49,564	87,096
Indraprastha Gas Ltd	7,887	47,327
IndusInd Bank Ltd	8,004	169,356

	Shares	Value
Info Edge India Ltd	1,347	$47,745
Infosys Ltd	135,018	1,390,419
Infosys Ltd ADR	5,798	59,835
InterGlobe Aviation Ltd ~	1,852	34,601
ITC Ltd	121,726	405,449
Jindal Steel & Power Ltd *	21,596	50,823
JSW Steel Ltd	86,762	328,705
Jubilant Foodworks Ltd	3,614	83,717
Kansai Nerolac Paints Ltd	4,224	30,871
Kotak Mahindra Bank Ltd	17,721	418,255
L&T Finance Holdings Ltd	51,369	85,375
Larsen & Toubro Infotech Ltd ~	2,091	51,280
Larsen & Toubro Ltd	12,570	228,655
LIC Housing Finance Ltd	32,021	194,840
Lupin Ltd	16,893	180,802
Mahindra & Mahindra Financial Services Ltd	16,332	73,821
Mahindra & Mahindra Ltd	36,178	269,581
Marico Ltd	20,310	97,220
Maruti Suzuki India Ltd	3,872	399,789
Mindtree Ltd	1,081	12,118
Motherson Sumi Systems Ltd	71,113	146,142
Mphasis Ltd	5,625	72,678
MRF Ltd	99	92,031
Muthoot Finance Ltd	13,600	145,149
Nestle India Ltd	1,009	209,005
NHPC Ltd	121,339	40,714
NTPC Ltd	33,108	55,220
Oberoi Realty Ltd	4,669	34,707
Oil & Natural Gas Corp Ltd	53,236	96,131
Oracle Financial Services Software Ltd *	1,647	63,221
Page Industries Ltd	354	116,067
Petronet LNG Ltd	73,060	274,357
PI Industries Ltd	1,184	23,984
Pidilite Industries Ltd	5,995	116,485
Piramal Enterprises Ltd	4,100	87,601
PNB Housing Finance Ltd ~	2,908	17,699
Power Finance Corp Ltd *	42,871	70,851
Power Grid Corp of India Ltd	58,795	156,711
Procter & Gamble Hygiene & Health Care Ltd	445	71,365
Punjab National Bank *	42,600	38,423
Rajesh Exports Ltd	4,828	45,275
RBL Bank Ltd ~	12,532	60,546
REC Ltd	78,099	156,620
Reliance Industries Ltd	99,861	2,118,261
SBI Life Insurance Co Ltd ~	3,861	52,040
Shree Cement Ltd	319	91,015
Shriram Transport Finance Co Ltd	13,921	228,402
Siemens Ltd	2,517	52,798
SRF Ltd	555	26,713
State Bank of India *	38,915	182,113
Sun Pharmaceutical Industries Ltd	28,677	173,782
Sun TV Network Ltd	5,030	31,158
Sundaram Finance Holdings Ltd	415	433
Sundaram Finance Ltd	1,345	30,746
Supreme Industries Ltd	1,709	27,613
Tata Consultancy Services Ltd	35,032	1,060,950
Tata Global Beverages Ltd	20,394	91,815
Tata Motors Ltd *	139,254	360,659
Tata Motors Ltd ADR *	3,376	43,652
Tata Steel Ltd	32,575	215,778
Tech Mahindra Ltd	27,464	293,308
The Indian Hotels Co Ltd	16,687	33,899
The Ramco Cements Ltd	4,166	44,051
Titan Co Ltd	10,312	171,708
Torrent Pharmaceuticals Ltd	3,288	85,195
UltraTech Cement Ltd	2,386	135,297
United Breweries Ltd	2,860	50,889
United Spirits Ltd *	12,642	106,226
UPL Ltd	33,427	273,687

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-90

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Varun Beverages Ltd	1,192	$11,835
Vedanta Ltd	125,679	268,825
Vodafone Idea Ltd *	365,134	31,460
Voltas Ltd	2,882	26,636
Whirlpool of India Ltd	1,327	44,141
Wipro Ltd	40,379	139,039
Yes Bank Ltd	97,811	64,337
Zee Entertainment Enterprises Ltd	41,642	170,469

		24,180,022

Indonesia - 2.6%

Aneka Tambang Tbk	167,500	10,129
P.T. Ace Hardware Indonesia Tbk	499,900	53,836
P.T. Adaro Energy Tbk	1,948,600	217,759
P.T. Astra International Tbk	584,500	291,135
P.T. Bank Central Asia Tbk	313,400	753,729
P.T. Bank Danamon Indonesia Tbk	225,400	64,079
P.T. Bank Mandiri Persero Tbk	456,358	252,167
P.T. Bank Negara Indonesia Persero Tbk	357,900	202,040
P.T. Bank Pan Indonesia Tbk *	133,300	12,805
P.T. Bank Permata Tbk *	323,100	29,406
P.T. Bank Rakyat Indonesia Persero Tbk	1,970,800	623,809
P.T. Bank Tabungan Negara Persero Tbk	283,000	43,144
P.T. Barito Pacific Tbk	1,133,500	123,154
P.T. Bukit Asam Tbk	345,700	66,122
P.T. Bumi Serpong Damai Tbk *	517,200	46,612
P.T. Charoen Pokphand Indonesia Tbk	348,800	163,125
P.T. Ciputra Development Tbk	504,000	37,690
P.T. Gudang Garam Tbk	36,200	138,090
P.T. Indah Kiat Pulp & Paper Corp Tbk	280,300	155,128
P.T. Indocement Tunggal Prakarsa Tbk	40,500	55,393
P.T. Indofood CBP Sukses Makmur Tbk	91,400	73,397
P.T. Indofood Sukses Makmur Tbk	340,300	194,034
P.T. Japfa Comfeed Indonesia Tbk	159,300	17,596
P.T. Jasa Marga Persero Tbk	103,744	38,621
P.T. Kalbe Farma Tbk	863,900	100,724
P.T. Mayora Indah Tbk	297,475	43,903
P.T. Mitra Keluarga Karyasehat Tbk	244,600	47,006
P.T. Pabrik Kertas Tjiwi Kimia Tbk	78,500	58,016
P.T. Pakuwon Jati Tbk	1,030,100	42,165
P.T. Perusahaan Gas Negara Tbk	517,400	80,673
P.T. Sarana Menara Nusantara Tbk	1,750,400	101,500
P.T. Semen Indonesia Persero Tbk	134,500	115,985
P.T. Smartfren Telecom Tbk *	1,937,900	19,240
P.T. Sumber Alfaria Trijaya Tbk	956,100	60,606
P.T. Telekomunikasi Indonesia Persero Tbk	785,600	225,056
P.T. Telekomunikasi Indonesia Persero Tbk ADR	7,061	201,238
P.T. Tower Bersama Infrastructure Tbk	284,500	25,188
P.T. Unilever Indonesia Tbk	61,600	186,212
P.T. United Tractors Tbk	174,296	269,862
P.T. Vale Indonesia Tbk *	156,800	41,036
P.T. Waskita Karya Persero Tbk	304,800	32,535
P.T. XL Axiata Tbk *	421,000	95,437

		5,409,382

Malaysia - 2.5%

AirAsia Group Bhd	232,100	96,503
AMMB Holdings Bhd	151,100	144,521
Astro Malaysia Holdings Bhd	95,100	29,557
Axiata Group Bhd	115,967	117,466
Batu Kawan Bhd	4,200	17,907
BIMB Holdings Bhd	33,900	36,465
Carlsberg Brewery Malaysia Bhd ‘B’	6,300	45,280
CIMB Group Holdings Bhd	186,047	234,330
Dialog Group Bhd	66,452	56,165
DiGi.Com Bhd	138,700	151,391
Fraser & Neave Holdings Bhd	8,300	70,694
Gamuda Bhd	89,700	85,546
Genting Bhd	106,900	158,186

	Shares	Value
Genting Malaysia Bhd	128,200	$103,190
Genting Plantations Bhd	16,200	41,959
HAP Seng Consolidated Bhd	26,700	65,143
Hartalega Holdings Bhd	56,800	76,158
Heineken Malaysia Bhd	6,000	39,780
Hong Leong Bank Bhd	12,372	52,354
Hong Leong Financial Group Bhd	9,536	39,398
IHH Healthcare Bhd	40,300	53,957
IJM Corp Bhd	164,500	87,334
Inari Amertron Bhd	27,000	11,248
IOI Corp Bhd	39,846	44,927
IOI Properties Group Bhd	95,406	28,930
Kuala Lumpur Kepong Bhd	9,800	59,462
LPI Capital Bhd	12,920	47,702
Malayan Banking Bhd	131,003	276,832
Malaysia Airports Holdings Bhd	93,900	174,513
Malaysia Building Society Bhd	77,031	15,629
Maxis Bhd	97,200	126,544
MISC Bhd	29,460	60,192
Nestle Malaysia Bhd	1,400	50,341
Petronas Chemicals Group Bhd	101,200	181,867
Petronas Dagangan Bhd	7,400	41,789
Petronas Gas Bhd	24,000	97,514
PPB Group Bhd	22,960	105,806
Press Metal Aluminium Holdings Bhd	58,620	66,741
Public Bank Bhd	122,970	584,862
QL Resources Bhd	37,180	73,912
RHB Bank Bhd	93,862	132,630
Serba Dinamik Holdings Bhd	100,380	54,039
Sime Darby Bhd	233,687	126,848
Sime Darby Plantation Bhd	69,187	92,213
Sime Darby Property Bhd	103,787	23,258
Sunway Bhd	124,554	54,805
Telekom Malaysia Bhd	60,092	56,145
Tenaga Nasional Bhd	102,600	332,784
Top Glove Corp Bhd	91,600	105,304
UMW Holdings Bhd	25,800	28,360
Westports Holdings Bhd	60,500	62,334
Yinson Holdings Bhd	26,600	42,179
YTL Corp Bhd	234,322	56,147

		5,019,141

Mexico - 3.4%

Alfa SAB de CV ‘A’	436,875	362,301
America Movil SAB de CV ‘L’	1,459,579	1,165,656
Arca Continental SAB de CV	17,608	93,108
Becle SAB de CV	21,769	40,481
Cemex SAB de CV	787,863	295,019
Coca-Cola Femsa S.A.B. de C.V.	21,420	130,146
El Puerto de Liverpool SAB de CV ‘C1’	14,352	71,291
Fomento Economico Mexicano SAB de CV	33,580	317,321
Gruma SAB de CV ‘B’	19,624	201,486
Grupo Aeroportuario del Pacifico SAB de CV ‘B’	18,794	223,321
Grupo Aeroportuario del Pacifico SAB de CV ADR	323	38,311
Grupo Aeroportuario del Sureste SAB de CV ‘B’	7,471	139,893
Grupo Aeroportuario del Sureste SAB de CV ADR	404	75,706
Grupo Bimbo SAB de CV ‘A’	104,867	190,960
Grupo Carso SAB de CV ‘A1’	28,971	106,982
Grupo Elektra SAB de CV	3,520	258,468
Grupo Financiero Banorte SAB de CV ‘O’	138,803	775,594
Grupo Financiero Inbursa SAB de CV ‘O’	123,563	151,550
Grupo Mexico SAB de CV ‘B’	157,935	433,188
Grupo Televisa SAB	161,190	378,263
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV *	29,166	63,245
Industrias Penoles SAB de CV	13,870	145,401

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-91

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Infraestructura Energetica Nova SAB de CV	11,569	$54,414
Kimberly-Clark de Mexico SAB de CV ‘A’ *	90,923	180,331
Megacable Holdings SAB de CV	3,395	13,905
Orbia Advance Corp SAB. de CV	136,163	290,366
Organizacion Soriana SAB de CV ‘B’	7,750	10,444
Promotora y Operadora de Infraestructura SAB de CV	11,582	118,555
Promotora y Operadora de Infraestructura SAB de CV ‘L’	1,300	9,626
Wal-Mart de Mexico SAB de CV	207,899	595,411

		6,930,743

Peru - 0.2%

Cementos Pacasmayo SAA ADR	575	5,310
Cia de Minas Buenaventura SAA ADR	3,780	57,078
Credicorp Ltd	1,826	389,175
Grana y Montero SAA ADR *	1,724	4,258

		455,821

Philippines - 1.4%

Aboitiz Equity Ventures Inc	51,500	52,285
Aboitiz Power Corp	50,900	34,372
Alliance Global Group Inc	228,800	52,640
Altus San Nicolas Corp * ±	2,045	209
Ayala Corp	6,720	104,088
Ayala Land Inc	273,200	245,036
Bank of the Philippine Islands	50,639	87,890
BDO Unibank Inc	62,643	195,431
Bloomberry Resorts Corp	205,500	45,851
DMCI Holdings Inc	360,950	47,110
Emperador Inc *	61,300	8,727
Globe Telecom Inc	2,005	79,970
Golden Bria Holdings Inc *	3,290	28,323
GT Capital Holdings Inc	5,425	90,729
International Container Terminal Services Inc	68,600	173,856
JG Summit Holdings Inc	85,520	136,298
Jollibee Foods Corp	21,850	93,099
LT Group Inc	131,900	31,201
Manila Electric Co	8,600	53,830
Megaworld Corp	724,200	57,276
Metro Pacific Investments Corp	596,700	41,001
Metropolitan Bank & Trust Co	81,570	106,784
PLDT Inc	5,395	105,819
PLDT Inc ADR	4,492	89,795
Puregold Price Club Inc	102,100	80,136
Robinsons Land Corp	106,200	57,771
Robinsons Retail Holdings Inc	15,840	25,021
San Miguel Corp	44,640	144,546
San Miguel Food and Beverage Inc	12,140	20,375
Security Bank Corp	15,470	59,519
SM Investments Corp	4,592	94,495
SM Prime Holdings Inc	298,100	247,426
Top Frontier Investment Holdings Inc *	1,506	6,364
Universal Robina Corp	40,980	117,328

		2,814,601

Poland - 1.2%

Alior Bank SA *	5,662	42,777
Bank Handlowy w Warszawie SA	2,265	30,925
Bank Millennium SA *	37,014	56,965
Bank Polska Kasa Opieki SA	2,998	79,338
CCC SA	1,282	37,168
CD Projekt SA	859	63,343
Cyfrowy Polsat SA	15,981	117,487
Dino Polska SA * ~	3,113	118,116
Grupa Lotos SA	9,242	203,602
ING Bank Slaski SA	1,065	56,845
KGHM Polska Miedz SA *	13,654	344,422
LPP SA	64	148,786

	Shares	Value
mBank SA *	806	$82,727
Orange Polska SA *	33,016	61,934
PGE Polska Grupa Energetyczna SA *	32,517	68,138
Polski Koncern Naftowy ORLEN SA	17,334	392,087
Polskie Gornictwo Naftowe i Gazownictwo SA	39,122	44,622
Powszechna Kasa Oszczednosci Bank Polski SA	25,027	227,211
Powszechny Zaklad Ubezpieczen SA	22,540	238,055
Santander Bank Polska SA	853	69,114

		2,483,662

Romania - 0.1%

NEPI Rockcastle PLC	14,422	127,517

Russia - 2.0%

Gazprom PJSC ADR (SEAQ)	52,411	432,575
LUKOIL PJSC ADR (SEAQ)	7,809	777,828
Magnitogorsk Iron & Steel Works PJSC GDR	7,310	63,406
Mail.Ru Group Ltd GDR *	1,713	38,200
MMC Norilsk Nickel PJSC ADR	13,033	398,565
Mobile TeleSystems PJSC ADR	14,291	145,054
Novatek PJSC GDR (LI)	974	197,722
Novolipetsk Steel PJSC GDR	4,799	110,626
PhosAgro PJSC GDR	3,651	46,368
Polyus PJSC GDR	819	46,437
Rosneft Oil Co PJSC GDR	26,674	193,651
Rostelecom PJSC ADR *	2,200	16,623
Sberbank of Russia PJSC ADR (SEAQ)	43,523	717,018
Severstal PJSC GDR	7,521	113,820
Tatneft PJSC ADR	6,875	507,787
VEON Ltd ADR	22,300	56,419
VTB Bank PJSC GDR	77,033	112,778
X5 Retail Group NV GDR	4,820	166,356

		4,141,233

South Africa - 6.4%

Absa Group Ltd	56,116	598,181
Anglo American Platinum Ltd	3,021	281,982
AngloGold Ashanti Ltd	27,068	614,872
AngloGold Ashanti Ltd ADR	10,132	226,349
Aspen Pharmacare Holdings Ltd *	20,705	176,578
Assore Ltd	2,150	41,724
Bid Corp Ltd	13,477	317,808
Capitec Bank Holdings Ltd	1,956	201,965
Clicks Group Ltd	18,496	338,847
Discovery Ltd	29,980	258,210
Exxaro Resources Ltd	23,120	216,476
FirstRand Ltd	176,782	793,217
Gold Fields Ltd	1,019	6,955
Gold Fields Ltd ADR	111,818	737,999
Impala Platinum Holdings Ltd *	31,909	326,025
Investec Ltd	18,992	112,607
Kumba Iron Ore Ltd	4,612	137,218
Life Healthcare Group Holdings Ltd	117,725	207,191
Mr Price Group Ltd	16,127	210,548
MTN Group Ltd	134,002	789,961
MultiChoice Group Ltd *	20,057	167,100
Naspers Ltd ‘N’	8,865	1,450,730
Nedbank Group Ltd	28,161	431,195
Old Mutual Ltd	158,134	221,970
PSG Group Ltd	9,532	159,361
Sanlam Ltd	71,376	403,266
Sasol Ltd *	7,829	169,855
Sasol Ltd ADR *	12,973	280,347
Shoprite Holdings Ltd	30,133	271,017
Sibanye Gold Ltd *	175,097	447,399
Standard Bank Group Ltd	67,075	806,775
Steinhoff International Holdings NV *	111,485	6,686
Telkom SA SOC Ltd	18,236	45,399

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-92

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
The Bidvest Group Ltd	31,668	$462,991
The Foschini Group Ltd	20,919	223,446
The SPAR Group Ltd	4,825	68,163
Tiger Brands Ltd	15,261	229,718
Vodacom Group Ltd	28,466	234,337
Woolworths Holdings Ltd	92,826	322,567

		12,997,035

South Korea - 14.8%

Amorepacific Corp	697	120,035
AMOREPACIFIC Group	495	35,363
BGF retail Co Ltd	381	55,843
BNK Financial Group Inc	18,501	122,287
Celltrion Inc *	2,160	336,715
Celltrion Pharm Inc *	627	21,480
Cheil Worldwide Inc	4,358	90,631
CJ CheilJedang Corp	643	140,205
CJ Corp	1,580	131,744
CJ ENM Co Ltd	768	105,878
CJ Logistics Corp *	513	68,651
Com2uSCorp	437	40,518
Cosmax Inc	102	7,022
Daelim Industrial Co Ltd	2,208	172,731
Daewoo Engineering & Construction Co Ltd *	16,726	68,511
Daewoo Shipbuilding & Marine Engineering Co Ltd *	2,790	66,951
Daewoong Pharmaceutical Co Ltd	114	13,503
DB Insurance Co Ltd	6,797	307,031
DGB Financial Group Inc	12,330	75,799
Doosan Bobcat Inc *	3,401	100,998
Doosan Co Ltd	407	24,738
Doosan Fuel Cell Co Ltd *	1,363	10,325
Doosan Heavy Industries & Construction Co Ltd *	7,350	36,318
Doosan Infracore Co Ltd *	18,694	89,483
Doosan Solus Co Ltd *	751	13,215
DoubleUGames Co Ltd	355	15,255
Douzone Bizon Co Ltd	1,222	85,425
E-MART Inc	1,393	153,259
Fila Korea Ltd	2,517	115,011
Grand Korea Leisure Co Ltd	1,775	29,816
Green Cross Corp	147	16,787
GS Engineering & Construction Corp	6,286	168,226
GS Holdings Corp	6,782	302,572
GS Home Shopping Inc	112	14,403
GS Retail Co Ltd	1,455	49,389
Hana Financial Group Inc	16,094	511,918
Hanall Biopharma Co Ltd *	656	20,469
Hanjin Kal Corp	1,226	42,230
Hankook Tire & Technology Co Ltd	5,994	173,581
Hanmi Pharm Co Ltd	296	75,661
Hanmi Science Co Ltd	361	11,928
Hanon Systems	8,405	80,909
Hanssem Co Ltd	584	31,367
Hanwha Aerospace Co Ltd *	1,985	60,044
Hanwha Chemical Corp *	6,892	112,042
Hanwha Corp	2,378	51,286
Hanwha Life Insurance Co Ltd	36,237	72,228
Hite Jinro Co Ltd	1,761	44,069
HLB Inc *	469	46,626
Hotel Shilla Co Ltd	2,117	165,466
Hugel Inc *	76	26,136
Hyosung Advanced Materials Corp *	217	20,779
Hyosung Chemical Corp	155	19,360
Hyosung Corp	430	29,323
Hyosung TNC Co Ltd	210	27,947
Hyundai Department Store Co Ltd	736	52,778
Hyundai Elevator Co Ltd *	523	30,831
Hyundai Engineering & Construction Co Ltd	3,089	112,685

	Shares	Value
Hyundai Glovis Co Ltd	742	$91,552
Hyundai Greenfood Co Ltd	2,987	30,553
Hyundai Heavy Industries Holdings Co Ltd	474	138,336
Hyundai Home Shopping Network Corp	246	17,124
Hyundai Marine & Fire Insurance Co Ltd	8,196	190,761
Hyundai Merchant Marine Co Ltd *	9,418	28,867
Hyundai Mipo Dockyard Co Ltd	1,484	58,856
Hyundai Mobis Co Ltd	1,562	345,578
Hyundai Motor Co	3,935	409,857
Hyundai Rotem Co Ltd *	1,349	18,154
Hyundai Steel Co	4,252	115,281
Hyundai Wia Corp	820	35,530
Iljin Materials Co Ltd *	622	22,905
Industrial Bank of Korea *	18,213	185,651
Innocean Worldwide Inc	368	22,578
Kakao Corp *	684	90,592
Kangwon Land Inc	2,643	67,613
KB Financial Group Inc *	10,784	444,279
KCC Corp	405	81,640
KEPCO Plant Service & Engineering Co Ltd	1,425	48,243
Kia Motors Corp	6,176	235,865
KIWOOM Securities Co Ltd	1,047	71,681
KMW Co Ltd *	1,669	73,668
Kolon Industries Inc	816	35,010
Korea Aerospace Industries Ltd	2,070	60,924
Korea Electric Power Corp *	5,656	135,702
Korea Gas Corp	1,256	41,042
Korea Investment Holdings Co Ltd	3,212	200,594
Korea Shipbuilding & Offshore Engineering Co Ltd *	1,833	199,457
Korea Zinc Co Ltd	228	83,784
Korean Air Lines Co Ltd	6,435	158,213
KT Corp ADR *	3,094	35,890
KT&G Corp *	2,433	196,848
Kumho Petrochemical Co Ltd	1,671	111,751
LG Chem Ltd	1,133	310,503
LG Corp	4,663	297,114
LG Display Co Ltd *	18,612	260,384
LG Display Co Ltd ADR *	2,409	16,718
LG Electronics Inc *	9,727	604,214
LG Household & Health Care Ltd	336	364,981
LG Innotek Co Ltd	1,257	151,507
LG Uplus Corp	9,186	112,669
Lotte Chemical Corp	1,137	219,672
Lotte Chilsung Beverage Co Ltd	236	28,485
Lotte Confectionery Co Ltd	34	4,387
Lotte Corp	1,461	49,106
LOTTE Fine Chemical Co Ltd	1,803	70,333
Lotte Shopping Co Ltd	706	82,596
LS Corp	890	36,714
LS Industrial Systems Co Ltd	1,258	59,247
Macquarie Korea Infrastructure Fund	16,357	164,072
Mando Corp	2,945	89,338
Medy-Tox Inc	293	76,197
Meritz Financial Group Inc	4,599	46,866
Meritz Fire & Marine Insurance Co Ltd	5,935	91,492
Meritz Securities Co Ltd	26,857	87,794
Mirae Asset Daewoo Co Ltd	19,832	129,032
NAVER Corp	3,194	513,898
NCSoft Corp	419	195,507
Netmarble Corp * ~	279	22,247
NH Investment & Securities Co Ltd	9,719	106,318
NHN Corp *	477	27,462
NongShim Co Ltd	164	34,091
OCI Co Ltd	1,360	73,488
Orange Life Insurance Ltd ~	1,728	42,167
Orion Corp	307	27,999
Orion Holdings Corp	2,179	33,487
Ottogi Corp	58	27,798
Pan Ocean Co Ltd *	11,289	44,235

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-93

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Paradise Co Ltd	1,721	$29,310
Pearl Abyss Corp *	453	72,574
POSCO	1,596	324,409
POSCO ADR	4,824	244,191
POSCO Chemical Co Ltd	882	37,479
Posco International Corp	3,281	52,781
S-1 Corp	975	78,998
S-Oil Corp	737	60,531
Samsung Biologics Co Ltd * ~	226	84,338
Samsung C&T Corp	1,915	179,293
Samsung Card Co Ltd	1,641	54,773
Samsung Electro-Mechanics Co Ltd	2,624	282,240
Samsung Electronics Co Ltd	187,969	9,057,633
Samsung Engineering Co Ltd *	10,248	169,361
Samsung Fire & Marine Insurance Co Ltd	2,282	479,757
Samsung Heavy Industries Co Ltd *	18,061	113,101
Samsung Life Insurance Co Ltd	3,773	242,565
Samsung SDI Co Ltd *	938	191,083
Samsung SDS Co Ltd	861	144,497
Samsung Securities Co Ltd	3,677	122,463
SFA Engineering Corp	1,015	40,540
Shinhan Financial Group Co Ltd *	11,750	440,540
Shinsegae Inc	538	134,118
Shinsegae International Inc	109	20,628
SK Holdings Co Ltd	1,475	332,758
SK Hynix Inc *	26,310	2,139,996
SK Innovation Co Ltd	2,527	327,038
SK Materials Co Ltd	345	55,473
SK Networks Co Ltd	11,677	59,881
SK Telecom Co Ltd	561	115,593
SKC Co Ltd	1,729	75,969
Ssangyong Cement Industrial Co Ltd	5,177	25,359
Taekwang Industrial Co Ltd	32	29,293
Woongjin Coway Co Ltd	2,308	185,806
Woori Financial Group Inc	34,150	341,911
Young Poong Corp	31	17,290
Youngone Corp *	1,736	51,414
Yuhan Corp	409	83,467

		30,110,729

Spain - 0.1%

AmRest Holdings SE *	3,420	39,033
Banco Santander SA	47,568	199,440

		238,473

Taiwan - 15.9%

Accton Technology Corp	31,000	174,019
Acer Inc	197,789	117,887
Advantech Co Ltd	9,939	100,222
Airtac International Group	7,484	116,982
ASE Technology Holding Co Ltd	248,449	692,453
ASE Technology Holding Co Ltd ADR	4,426	24,609
Asia Cement Corp	116,784	186,936
Asustek Computer Inc	34,667	267,555
AU Optronics Corp	637,000	213,325
Catcher Technology Co Ltd	42,000	318,125
Cathay Financial Holding Co Ltd	211,152	299,809
Chailease Holding Co Ltd	91,156	420,214
Chang Hwa Commercial Bank Ltd	201,515	152,704
Cheng Shin Rubber Industry Co Ltd	104,178	145,318
Chicony Electronics Co Ltd	40,959	121,717
China Airlines Ltd	356,436	107,730
China Development Financial Holding Corp	543,834	176,641
China Life Insurance Co Ltd *	150,563	128,543
China Steel Corp	771,007	615,173
Chipbond Technology Corp	48,000	107,869
Chroma ATE Inc	17,000	82,679
Chunghwa Telecom Co Ltd	81,000	297,141
Chunghwa Telecom Co Ltd ADR	2,671	98,560
Compal Electronics Inc *	327,092	206,022

	Shares	Value
CTBC Financial Holding Co Ltd	573,094	$428,756
Delta Electronics Inc	86,150	435,951
E Ink Holdings Inc	40,000	41,771
E.Sun Financial Holding Co Ltd	603,179	562,112
Eclat Textile Co Ltd	8,663	116,616
Eva Airways Corp	286,900	131,589
Evergreen Marine Corp Taiwan Ltd *	119,287	49,430
Far Eastern International Bank	126,259	50,334
Far Eastern New Century Corp	214,965	214,097
Far EasTone Telecommunications Co Ltd	89,000	214,058
Feng TAY Enterprise Co Ltd	14,735	95,903
First Financial Holding Co Ltd	405,003	320,470
Formosa Chemicals & Fibre Corp	81,446	237,952
Formosa Petrochemical Corp	32,000	104,079
Formosa Plastics Corp	101,292	337,343
Formosa Sumco Technology Corp	7,000	27,330
Formosa Taffeta Co Ltd	48,000	54,757
Foxconn Technology Co Ltd	54,144	119,704
Fubon Financial Holding Co Ltd	214,343	331,939
General Interface Solution Holding Ltd	18,000	68,027
Genius Electronic Optical Co Ltd	2,158	42,301
Giant Manufacturing Co Ltd	14,000	99,662
Globalwafers Co Ltd	12,000	153,677
Highwealth Construction Corp	57,700	89,173
Hiwin Technologies Corp	15,276	143,333
Hon Hai Precision Industry Co Ltd	320,256	971,501
Hotai Motor Co Ltd	11,000	250,659
Hua Nan Financial Holdings Co Ltd	330,376	242,660
Innolux Corp	546,390	152,147
Inventec Corp	199,000	151,872
ITEQ Corp	5,000	21,360
King’s Town Bank Co Ltd	57,000	63,693
Largan Precision Co Ltd	2,000	334,076
Lite-On Technology Corp	132,855	218,739
Macronix International	163,500	203,249
Makalot Industrial Co Ltd	9,450	49,716
MediaTek Inc	30,020	444,809
Mega Financial Holding Co Ltd	215,725	220,281
Merida Industry Co Ltd	5,000	29,403
Micro-Star International Co Ltd	47,000	135,894
Nan Ya Plastics Corp	86,394	209,950
Nanya Technology Corp	75,162	210,348
Nien Made Enterprise Co Ltd	10,000	92,504
Novatek Microelectronics Corp	35,000	256,445
Parade Technologies Ltd	2,000	41,112
Pegatron Corp	142,090	324,946
Phison Electronics Corp	12,000	136,500
Pou Chen Corp	132,000	172,667
Powertech Technology Inc	93,300	310,522
Poya International Co Ltd	2,080	29,245
President Chain Store Corp	23,000	233,557
Qisda Corp	136,000	96,652
Quanta Computer Inc	95,000	204,071
Radiant Opto-Electronics Corp	25,000	100,097
Realtek Semiconductor Corp *	13,300	104,514
Ruentex Development Co Ltd *	33,128	49,995
Ruentex Industries Ltd *	21,141	51,897
Shin Kong Financial Holding Co Ltd *	469,971	162,420
Simplo Technology Co Ltd	15,000	151,867
Sino-American Silicon Products Inc	60,000	199,286
SinoPac Financial Holdings Co Ltd	560,641	243,216
Standard Foods Corp	21,884	50,854
Synnex Technology International Corp	69,850	87,413
TA Chen Stainless Pipe	60,000	64,214
Taichung Commercial Bank Co Ltd	153,702	61,479
Taishin Financial Holding Co Ltd	455,295	220,358
Taiwan Business Bank	250,064	105,191
Taiwan Cement Corp	311,468	454,326
Taiwan Cooperative Financial Holding Co Ltd	402,607	278,661

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-94

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Taiwan FamilyMart Co Ltd	3,000	$21,867
Taiwan Fertilizer Co Ltd	51,000	84,337
Taiwan Glass Industry Corp	87,123	33,137
Taiwan High Speed Rail Corp	55,000	70,515
Taiwan Mobile Co Ltd	70,400	263,028
Taiwan Secom Co Ltd	20,000	59,245
Taiwan Semiconductor Manufacturing Co Ltd	929,779	10,290,630
Taiwan Semiconductor Manufacturing Co Ltd ADR	7,186	417,507
Tatung Co Ltd *	93,000	65,324
TCI Co Ltd	4,938	46,972
Teco Electric and Machinery Co Ltd	98,000	85,708
Tripod Technology Corp	39,000	163,691
Uni-President Enterprises Corp	164,994	409,157
Unimicron Technology Corp	58,000	81,725
United Microelectronics Corp	899,000	492,607
Vanguard International Semiconductor Corp	57,000	150,786
Voltronic Power Technology Corp	4,200	100,260
Walsin Lihwa Corp	178,000	91,462
Walsin Technology Corp	36,000	287,358
Wan Hai Lines Ltd	46,000	28,429
Win Semiconductors Corp	9,202	90,672
Winbond Electronics Corp	250,178	163,496
Wistron Corp	262,833	248,831
WPG Holdings Ltd	115,080	150,158
Yageo Corp	13,465	196,171
Yuanta Financial Holding Co Ltd	517,169	348,648
Zhen Ding Technology Holding Ltd	36,000	172,731

		32,451,415

Thailand - 3.4%

Advanced Info Service PCL	43,300	307,467
Airports of Thailand PCL	126,900	314,125
B Grimm Power PCL	27,900	48,810
Bangkok Bank PCL NVDR	9,200	49,090
Bangkok Dusit Medical Services PCL ‘F’	294,100	254,898
Bangkok Expressway & Metro PCL	430,500	156,453
Bangkok Life Assurance PCL	18,480	12,774
Banpu PCL	301,550	119,617
Banpu Power PCL	27,800	16,413
Berli Jucker PCL	61,900	86,683
BTS Group Holdings PCL	188,400	82,930
Bumrungrad Hospital PCL	24,200	118,634
Carabao Group PCL ‘F’	11,800	33,056
Central Pattana PCL	57,100	118,345
Central Plaza Hotel PCL	49,000	40,838
Charoen Pokphand Foods PCL	284,800	261,087
CP ALL PCL	204,700	493,239
Delta Electronics Thailand PCL	8,600	15,344
Electricity Generating PCL	7,300	79,837
Energy Absolute PCL	47,100	68,609
Global Power Synergy PCL	13,413	38,327
Home Product Center PCL	209,659	111,815
Indorama Ventures PCL	116,400	135,662
Intouch Holdings PCL ‘F’	13,400	25,585
Intouch Holdings PCL NVDR	19,600	37,423
IRPC PCL	756,100	92,701
Jasmine International PCL	130,000	21,698
Kasikornbank PCL	15,500	77,853
Kasikornbank PCL NVDR	31,900	160,589
Kiatnakin Bank PCL	25,700	56,579
Krung Thai Bank PCL	174,175	95,308
Krungthai Card PCL	34,000	44,777
Land & Houses PCL	264,580	86,534
Minor International PCL	63,280	75,948
MK Restaurants Group PCL	30,700	72,219
Muangthai Capital PCL	40,600	86,288
PTT Exploration & Production PCL	65,241	270,772
PTT Global Chemical PCL	134,000	254,612

	Shares	Value
PTT PCL	499,400	$732,767
Ratch Group PCL	25,700	58,990
Robinson PCL	45,600	100,409
Siam City Cement PCL	4,648	29,454
Siam Global House PCL	134,001	72,340
Srisawad Corp PCL	55,158	125,824
Star Petroleum Refining PCL	124,600	44,454
Thai Oil PCL	67,100	155,970
Thai Union Group PCL ‘F’	146,700	65,996
Thanachart Capital PCL	33,900	60,485
The Siam Cement PCL	20,700	267,598
The Siam Commercial Bank PCL	38,100	154,932
Tisco Financial Group PCL	21,000	69,524
TMB Bank PCL	1,321,860	74,032
TOA Paint Thailand PCL	33,300	43,575
Total Access Communication PCL	70,100	124,422
TPI Polene Power PCL	67,000	9,832
True Corp PCL	974,432	149,227
TTW PCL	48,400	22,298
VGI PCL	102,100	32,517
WHA Corp PCL	364,200	47,089

		6,864,674

Turkey - 0.8%

Akbank T.A.S. *	53,059	72,273
Anadolu Efes Biracilik Ve Malt Sanayii AS	8,124	31,518
Arcelik AS *	8,479	29,693
Aselsan Elektronik Sanayi Ve Ticaret AS	5,724	20,134
BIM Birlesik Magazalar AS	19,386	152,051
Coca-Cola Icecek AS	5,966	38,770
Enka Insaat ve Sanayi AS	34,982	37,752
Eregli Demir ve Celik Fabrikalari TAS	79,184	120,257
Ford Otomotiv Sanayi AS	3,164	37,671
KOC Holding AS	14,015	47,896
Koza Altin Isletmeleri AS *	2,903	36,114
Pegasus Hava Tasimaciligi AS *	1,723	25,013
Petkim Petrokimya Holding AS *	57,062	36,540
Soda Sanayii AS	22,628	23,507
TAV Havalimanlari Holding AS	15,762	77,258
Tekfen Holding AS	12,823	41,648
Tofas Turk Otomobil Fabrikasi AS	6,770	30,545
Tupras Turkiye Petrol Rafinerileri AS	4,542	96,777
Turk Hava Yollari AO *	50,366	122,348
Turk Telekomunikasyon AS *	33,335	41,274
Turkcell Iletisim Hizmetleri AS	55,457	128,622
Turkiye Garanti Bankasi AS *	75,430	141,267
Turkiye Halk Bankasi AS *	44,303	43,998
Turkiye Is Bankasi AS ‘C’ *	37,493	40,377
Turkiye Sise ve Cam Fabrikalari AS	34,015	30,118
Turkiye Vakiflar Bankasi TAO ‘D’ *	61,569	56,987
Yapi ve Kredi Bankasi AS *	97,622	40,680

		1,601,088

United States - 0.2%

JBS SA	73,140	470,933
Titan Cement International SA *	1,910	40,621

		511,554

Total Common Stocks (Cost $170,898,440)		197,296,742

TOTAL INVESTMENTS - 99.6% (Cost $175,274,733)		203,013,696

OTHER ASSETS & LIABILITIES, NET - 0.4%		883,884

NET ASSETS - 100.0%		$203,897,580

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-95

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	24.6%
Technology	16.2%
Communications	12.1%
Consumer, Non-Cyclical	10.1%
Consumer, Cyclical	9.8%
Industrial	8.3%
Basic Materials	7.8%
Energy	7.7%
Others (each less than 3.0%)	3.0%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	As of December 31, 2019, the Fund’s composition by country of risk as a percentage of net assets was as follows:

China	21.2%
Taiwan	15.9%
South Korea	14.8%
India	11.9%
Brazil	8.4%
South Africa	6.4%
Mexico	3.4%
Thailand	3.4%
Others (each less than 3.0%)	14.2%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(c)

Investments with a total aggregate value of $14,678 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$2,287	$-	$2,287	$-
	Warrants	3,085	3,085	-	-
	Preferred Stocks
	Brazil	5,144,357	72,844	5,071,513	-
	Chile	180,701	71,712	108,989	-
	Colombia	370,081	212,456	157,625	-
	South Korea	16,443	1,605	14,838	-

	Total Preferred Stocks	5,711,582	358,617	5,352,965	-

	Common Stocks
	Brazil	11,988,846	430,420	11,558,426	-
	Chile	1,864,805	1,063,109	801,696	-
	China	43,188,283	9,481,449	33,692,156	14,678
	Colombia	736,880	38,563	698,317	-
	Czech Republic	353,438	153,577	199,861	-
	Egypt	240,129	240,129	-	-
	Greece	618,802	124,643	494,159	-
	Hong Kong	1,118,699	-	1,118,699	-
	Hungary	849,770	46,701	803,069	-
	India	24,180,022	5,119,573	19,057,949	2,500
	Indonesia	5,409,382	363,344	5,046,038	-
	Malaysia	5,019,141	586,600	4,432,541	-
	Mexico	6,930,743	6,930,743	-	-
	Peru	455,821	455,821	-	-
	Philippines	2,814,601	1,248,009	1,566,383	209
	Poland	2,483,662	591,999	1,891,663	-
	Romania	127,517	-	127,517	-
	Russia	4,141,233	1,054,536	3,086,697	-
	South Africa	12,997,035	4,432,892	8,564,143	-
	South Korea	30,110,729	1,062,426	29,048,303	-
	Spain	238,473	39,033	199,440	-
	Taiwan	32,451,415	884,816	31,566,599	-
	Thailand	6,864,674	-	6,864,674	-
	Turkey	1,601,088	244,828	1,356,260	-
	United States	511,554	40,621	470,933	-

	Total Common Stocks	197,296,742	34,633,832	162,645,523	17,387

	Total Assets	203,013,696	34,995,534	168,000,775	17,387

Liabilities	Due to Custodian (Line of Credit)	(117,525)	-	(117,525)	-

	Total Liabilities	(117,525)	-	(117,525)	-

	Total	$202,896,171	$34,995,534	$167,883,250	$17,387

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-96

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
RIGHTS - 0.0%

Spain - 0.0%

Repsol SA Exp 01/21/20 *	49,147	$23,319

Total Rights (Cost $23,225)		23,319

PREFERRED STOCKS - 0.5%

Germany - 0.5%

Bayerische Motoren Werke AG	2,606	160,431
Fuchs Petrolub SE	3,881	192,821
Henkel AG & Co KGaA	4,332	447,498
Porsche Automobil Holding SE	6,318	468,784
Sartorius AG	1,533	327,697
Schaeffler AG	1,507	16,271
Volkswagen AG	8,214	1,616,830

		3,230,332

Total Preferred Stocks (Cost $3,310,080)		3,230,332

COMMON STOCKS - 98.6%

Australia - 6.8%

Afterpay Ltd *	3,352	68,993
AGL Energy Ltd	15,175	218,423
ALS Ltd	19,562	125,948
Altium Ltd	4,875	118,785
Alumina Ltd	100,690	162,635
AMP Ltd *	240,569	323,613
Ansell Ltd	2,846	57,953
APA Group >>	29,912	232,848
Aristocrat Leisure Ltd	18,442	435,769
ASX Ltd	2,849	156,866
Atlas Arteria Ltd >>	34,624	190,379
Aurizon Holdings Ltd	103,320	379,177
AusNet Services	91,640	109,279
Australia & New Zealand Banking Group Ltd	64,528	1,112,848
Bank of Queensland Ltd	13,859	70,545
Beach Energy Ltd	163,099	288,482
Bendigo & Adelaide Bank Ltd	30,263	207,660
BHP Group Ltd	92,267	2,526,483
BHP Group Ltd ADR	7,678	420,063
BHP Group PLC	22,625	530,192
BHP Group PLC ADR	20,110	945,371
BlueScope Steel Ltd	47,167	499,574
Boral Ltd	69,280	217,960
Brambles Ltd	52,335	430,754
Caltex Australia Ltd	21,256	506,835
carsales.com Ltd	4,747	55,358
Challenger Ltd	30,642	174,369
CIMIC Group Ltd	4,087	95,021
Cleanaway Waste Management Ltd	89,068	125,712
Coca-Cola Amatil Ltd	34,503	267,938
Cochlear Ltd	2,285	360,130
Coles Group Ltd	38,910	405,044
Commonwealth Bank of Australia	48,310	2,710,085
Computershare Ltd	22,510	265,391
Crown Resorts Ltd	17,744	149,603
CSL Ltd	14,477	2,806,830
Domino’s Pizza Enterprises Ltd	3,047	111,995
Downer EDI Ltd	46,681	267,314
Evolution Mining Ltd	86,203	229,165
Flight Centre Travel Group Ltd	2,774	85,800
Fortescue Metals Group Ltd	83,385	628,585
Harvey Norman Holdings Ltd	31,468	89,876

	Shares	Value
IDP Education Ltd	6,604	$79,607
Iluka Resources Ltd	18,272	119,641
Incitec Pivot Ltd	109,118	243,779
Insurance Australia Group Ltd	75,273	404,450
JB Hi-Fi Ltd	5,125	135,638
Lendlease Group >>	21,777	269,240
Macquarie Group Ltd	9,870	955,853
Magellan Financial Group Ltd	5,481	219,596
Medibank Pvt Ltd	130,565	289,361
National Australia Bank Ltd	70,738	1,224,057
Newcrest Mining Ltd	16,363	345,570
Northern Star Resources Ltd	40,336	317,882
Oil Search Ltd	54,005	275,374
Orica Ltd	21,206	327,007
Origin Energy Ltd	70,744	419,458
Orora Ltd	84,219	187,734
Qantas Airways Ltd	41,954	209,120
QBE Insurance Group Ltd	51,435	464,790
Qube Holdings Ltd	68,279	157,634
Ramsay Health Care Ltd	5,567	283,237
REA Group Ltd	2,211	160,622
Reece Ltd	7,168	57,630
Rio Tinto Ltd	13,129	928,877
Rio Tinto PLC	309	18,291
Rio Tinto PLC ADR	35,357	2,098,792
Santos Ltd	129,048	742,408
SEEK Ltd	13,566	214,718
Seven Group Holdings Ltd	3,529	48,226
Sonic Healthcare Ltd	9,938	200,379
South32 Ltd	173,975	328,485
South32 Ltd ADR	10,383	97,185
Spark Infrastructure Group >>	47,921	70,252
Suncorp Group Ltd *	51,030	463,548
Sydney Airport >>	23,355	141,898
Tabcorp Holdings Ltd	93,001	295,660
Telstra Corp Ltd	133,066	330,535
The Star Entertainment Group Ltd	46,550	150,170
TPG Telecom Ltd	28,229	133,007
Transurban Group >>	61,679	645,597
Treasury Wine Estates Ltd	18,062	205,740
Wesfarmers Ltd	35,061	1,018,933
Westpac Banking Corp	78,289	1,336,921
Westpac Banking Corp ADR	5,318	90,300
Whitehaven Coal Ltd	70,270	130,318
WiseTech Global Ltd	3,438	56,459
Woodside Petroleum Ltd	29,465	712,422
Woolworths Group Ltd	38,796	984,001
Worley Ltd	21,169	228,679

		37,984,732

Austria - 0.2%

Erste Group Bank AG *	11,220	421,447
OMV AG	5,336	298,948
Raiffeisen Bank International AG	14,504	363,027
Verbund AG	1,349	67,700

		1,151,122

Belgium - 1.0%

Ageas	8,873	524,683
Anheuser-Busch InBev SA/NV	24,891	2,038,582
Anheuser-Busch InBev SA/NV ADR	1,610	132,085
Colruyt SA	3,153	164,387
Galapagos NV *	1,039	216,369
KBC Group NV	7,126	537,262
Proximus SADP	12,587	360,664
Solvay SA	6,867	799,270
Telenet Group Holding NV	2,064	92,783
UCB SA	5,291	421,029
Umicore SA	8,981	437,680

		5,724,794

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-97

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Cambodia - 0.0%

NagaCorp Ltd	122,000	$213,072

Canada - 8.8%

Agnico Eagle Mines Ltd	6,277	386,680
Air Canada *	4,500	168,107
Algonquin Power & Utilities Corp	14,815	209,581
Alimentation Couche-Tard Inc ‘B’	27,616	876,405
AltaGas Ltd	13,379	203,794
Atco Ltd ‘I’	3,796	145,491
Aurora Cannabis Inc *	6,812	14,714
B2Gold Corp	66,553	267,022
Bank of Montreal	25,065	1,942,548
Barrick Gold Corp	15,964	295,235
Barrick Gold Corp (TSE)	19,595	363,969
BCE Inc	5,405	250,406
BlackBerry Ltd *	24,302	156,184
Bombardier Inc ‘B’ *	82,400	122,469
Brookfield Asset Management Inc ‘A’	14,877	859,591
CAE Inc	11,529	305,225
Cameco Corp	11,421	101,497
Cameco Corp (NYSE)	11,761	104,673
Canada Goose Holdings Inc *	2,975	107,734
Canadian Imperial Bank of Commerce	12,478	1,038,260
Canadian National Railway Co	23,658	2,139,944
Canadian Natural Resources Ltd	37,501	1,213,157
Canadian Natural Resources Ltd (TSE)	14,827	479,561
Canadian Pacific Railway Ltd	1,116	284,494
Canadian Pacific Railway Ltd (NYSE)	3,515	896,149
Canadian Tire Corp Ltd ‘A’	2,990	321,784
Canadian Utilities Ltd ‘A’	3,732	112,574
Canopy Growth Corp *	5,070	106,738
CCL Industries Inc ‘B’	6,000	255,608
Cenovus Energy Inc	43,514	441,825
CGI Inc *	8,126	680,173
CI Financial Corp	15,300	255,795
Cogeco Communications Inc	1,100	95,892
Constellation Software Inc	684	664,305
Dollarama Inc	9,069	311,693
Element Fleet Management Corp	25,707	219,545
Emera Inc	2,500	107,408
Empire Co Ltd ‘A’	10,044	235,601
Enbridge Inc	44,336	1,763,093
Encana Corp	74,029	346,615
Encana Corp (NYSE)	32,168	150,868
Fairfax Financial Holdings Ltd	1,357	637,185
Finning International Inc	10,195	198,632
First Capital Real Estate Investment Trust UNIT	9,800	155,994
FirstService Corp	1,700	158,263
Fortis Inc	10,969	455,131
Franco-Nevada Corp	3,325	343,459
Genworth MI Canada Inc	2,500	109,391
George Weston Ltd	4,156	329,715
Gildan Activewear Inc	8,444	249,445
Great-West Lifeco Inc	6,069	155,446
Husky Energy Inc	20,533	164,764
Hydro One Ltd ~	9,800	189,276
iA Financial Corp Inc	7,993	439,060
IGM Financial Inc	2,600	74,643
Imperial Oil Ltd	13,790	364,866
Intact Financial Corp	3,250	351,442
Inter Pipeline Ltd	21,652	375,832
Keyera Corp	11,365	297,745
Kinross Gold Corp *	111,154	527,254
Kirkland Lake Gold Ltd	8,606	379,352
Loblaw Cos Ltd	6,159	317,780
Magna International Inc	25,518	1,399,379

	Shares	Value
Manulife Financial Corp	48,448	$983,198
Methanex Corp	4,527	174,864
Metro Inc	6,382	263,379
National Bank of Canada	20,758	1,152,236
Northland Power Inc	8,300	173,855
Nutrien Ltd	13,223	633,406
Onex Corp	3,777	239,002
Open Text Corp	9,256	407,908
Pan American Silver Corp	7,683	181,995
Parkland Fuel Corp	9,200	338,017
Pembina Pipeline Corp	14,356	532,054
Quebecor Inc ‘B’	8,565	218,585
Restaurant Brands International Inc	7,428	473,520
Ritchie Bros Auctioneers Inc	5,001	214,663
Rogers Communications Inc ‘B’ (NYSE)	8,089	401,781
Rogers Communications Inc ‘B’ (TSE)	3,531	175,333
Royal Bank of Canada	49,332	3,905,687
Saputo Inc	6,200	191,937
Shaw Communications Inc ‘B’ (NYSE)	13,056	264,906
Shaw Communications Inc ‘B’ (TSE)	5,684	115,339
Shopify Inc ‘A’ *	1,554	617,839
Spin Master Corp * ~	1,300	39,584
Sun Life Financial Inc	12,805	583,658
Suncor Energy Inc	13,376	438,399
Suncor Energy Inc (NYSE)	47,019	1,542,223
TC Energy Corp	17,714	944,108
Teck Resources Ltd ‘B’ (NYSE)	32,709	568,155
TELUS Corp	4,800	185,857
TFI International Inc	541	18,235
The Bank of Nova Scotia	33,671	1,902,019
The Stars Group Inc *	8,601	224,426
The Toronto-Dominion Bank	46,396	2,603,527
Thomson Reuters Corp	3,153	225,559
TMX Group Ltd	2,900	251,130
Toromont Industries Ltd	4,313	234,457
Tourmaline Oil Corp	7,102	83,241
West Fraser Timber Co Ltd	969	42,743
Wheaton Precious Metals Corp	10,898	324,263
WSP Global Inc	5,682	387,989

		48,935,538

Chile - 0.1%

Antofagasta PLC	19,132	231,645
Lundin Mining Corp	42,490	253,916

		485,561

China - 0.2%

BOC Hong Kong Holdings Ltd	123,500	428,721
Prosus NV *	7,837	586,533

		1,015,254

Colombia - 0.0%

Millicom International Cellular SA SDR	4,543	218,172

Denmark - 1.7%

AP Moller - Maersk AS ‘A’	111	150,458
AP Moller - Maersk AS ‘B’	139	200,472
Bakkafrost P/F	1,816	134,453
Carlsberg AS ‘B’	3,006	448,603
Chr Hansen Holding AS	3,368	267,646
Coloplast AS ‘B’	3,854	478,131
Danske Bank AS	22,664	366,665
Demant A/S *	6,094	191,917
DSV Panalpina AS	6,188	713,187
Genmab AS *	2,426	539,551
GN Store Nord AS	9,771	459,634
H Lundbeck AS	3,975	151,966
ISS AS	7,138	171,275
Novo Nordisk AS ‘B’	48,370	2,802,985
Novo Nordisk AS ADR	9,411	544,709

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-98

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Novozymes AS ‘B’	9,189	$449,667
Orsted AS ~	4,522	467,687
Rockwool International AS ‘A’	50	10,805
Rockwool International AS ‘B’	452	107,182
Tryg AS	4,658	138,093
Vestas Wind Systems AS	6,253	631,593

		9,426,679

Finland - 1.2%

Elisa OYJ	8,037	443,994
Fortum OYJ	19,732	487,053
Kesko OYJ ‘A’	1,594	105,134
Kesko OYJ ‘B’	3,589	254,043
Kone OYJ ‘B’	11,444	748,298
Neste OYJ	17,115	595,519
Nokia OYJ *	20,544	76,310
Nokia OYJ ADR *	14,149	52,493
Nokia OYJ (OMXH) *	115,003	425,381
Nordea Bank Abp	84,382	685,764
Sampo OYJ ‘A’	14,100	615,650
Stora Enso OYJ ‘R’	54,612	794,647
UPM-Kymmene OYJ	33,987	1,179,162
Wartsila OYJ Abp	25,633	283,334

		6,746,782

France - 9.6%

Accor SA	6,871	322,516
Adevinta ASA ‘B’ *	3,818	45,228
Aeroports de Paris	1,553	307,484
Air Liquide SA	14,009	1,986,066
Airbus SE	17,215	2,526,562
Alstom SA	7,588	360,574
Amundi SA ~	2,366	186,054
Arkema SA	6,368	680,914
Atos SE	5,871	490,598
AXA SA	42,743	1,207,757
BioMerieux	2,510	223,777
BNP Paribas SA	24,912	1,480,721
Bollore SA	42,614	186,219
Bollore SA *	247	1,051
Bouygues SA	15,597	664,852
Bureau Veritas SA	11,111	290,463
Capgemini SE	6,512	796,449
Carrefour SA	35,055	589,578
Cie de Saint-Gobain	26,705	1,093,993
Cie Generale des Etablissements Michelin SCA	11,295	1,389,953
CNP Assurances	8,514	169,643
Credit Agricole SA	27,430	399,143
Danone SA	17,439	1,448,238
Dassault Aviation SA	86	112,865
Dassault Systemes SE	2,619	431,939
Edenred	7,946	411,797
Eiffage SA	7,597	871,579
Electricite de France SA	25,393	283,342
Engie SA	51,141	828,398
EssilorLuxottica SA	5,705	872,189
Faurecia SE	6,928	376,105
Getlink SE	18,949	330,373
Hermes International	904	677,194
Iliad SA	2,406	312,953
Ingenico Group SA	269	29,261
Ipsen SA	1,885	167,325
JCDecaux SA	3,616	111,727
Kering SA	2,253	1,484,534
L’Oreal SA	5,239	1,549,211
Legrand SA	9,196	750,980
LVMH Moet Hennessy Louis Vuitton SE	9,044	4,214,085
Natixis SA	41,769	186,061
Orange SA	78,552	1,154,416

	Shares	Value
Orange SA ADR	5,000	$72,950
Orpea	2,853	366,025
Pernod Ricard SA	3,824	684,257
Peugeot SA	50,132	1,207,036
Publicis Groupe SA	13,746	623,263
Renault SA	10,376	492,729
Rubis SCA	3,346	205,899
Safran SA	8,362	1,291,589
Sanofi	23,116	2,321,480
Sartorius Stedim Biotech	1,140	189,226
Schneider Electric SE	14,755	1,515,925
SCOR SE	9,166	385,850
SEB SA	1,577	234,544
Societe Generale SA	42,729	1,491,155
Sodexo SA	3,372	399,608
Suez	15,614	236,603
Teleperformance	2,943	719,027
Thales SA	4,046	421,006
TOTAL SA	81,558	4,525,695
Ubisoft Entertainment SA *	4,347	301,174
Valeo SA	22,233	788,010
Veolia Environnement SA	13,766	366,291
Vinci SA	16,799	1,870,964
Vivendi SA	19,842	574,575
Worldline SA * ~	1,543	109,385

		53,398,433

Germany - 7.1%

1&1 Drillisch AG	1,046	26,714
adidas AG	5,461	1,775,200
Allianz SE	9,528	2,334,625
Aroundtown SA	31,708	284,794
BASF SE	19,906	1,499,651
Bayer AG	32,933	2,677,341
Bayerische Motoren Werke AG	12,661	1,037,008
Beiersdorf AG	2,849	340,824
Brenntag AG	11,973	649,615
Carl Zeiss Meditec AG	1,312	166,794
Commerzbank AG	52,084	321,672
Continental AG	7,070	913,658
Covestro AG ~	15,569	724,427
Daimler AG	35,717	1,974,589
Delivery Hero SE * ~	3,308	262,189
Deutsche Bank AG	85,345	662,120
Deutsche Boerse AG	6,535	1,024,770
Deutsche Lufthansa AG	23,883	439,617
Deutsche Post AG	31,105	1,182,741
Deutsche Telekom AG	112,229	1,834,066
Deutsche Wohnen SE	8,559	348,153
E.ON SE	90,005	961,872
Evonik Industries AG	11,409	348,457
Fielmann AG	1,320	106,536
Fraport AG Frankfurt Airport Services Worldwide	2,977	252,703
Fresenius Medical Care AG & Co KGaA	12,655	931,760
Fresenius SE & Co KGaA	20,147	1,133,741
FUCHS PETROLUB SE	1,746	78,095
Hannover Rueck SE	1,884	363,263
Hapag-Lloyd AG ~	940	80,661
HeidelbergCement AG	6,404	465,346
Henkel AG & Co KGaA	2,890	271,638
HOCHTIEF AG	1,631	207,652
Infineon Technologies AG	47,895	1,082,156
KION Group AG	6,341	436,054
Knorr-Bremse AG	587	59,753
LANXESS AG	2,901	194,783
LEG Immobilien AG	2,758	325,709
Merck KGaA	3,109	366,532
METRO AG	18,488	297,494
MTU Aero Engines AG	2,476	705,476

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-99

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,320	$979,709
Nemetschek SE	2,523	166,211
Puma SE	3,800	291,392
Rational AG	228	182,655
RWE AG	22,596	692,386
SAP SE	18,072	2,432,457
SAP SE ADR	1,291	172,981
Siemens AG	17,311	2,260,670
Symrise AG	4,116	432,628
Talanx AG *	3,304	163,521
Telefonica Deutschland Holding AG	80,122	232,231
thyssenkrupp AG *	22,916	307,925
TUI AG	20,104	253,718
Uniper SE	13,902	459,484
United Internet AG	9,653	316,128
Volkswagen AG	1,609	311,639
Vonovia SE	11,114	596,926
Wirecard AG	2,667	321,594
Zalando SE * ~	3,751	189,163

		39,913,667

Hong Kong - 2.5%

AIA Group Ltd	287,000	3,018,655
ASM Pacific Technology Ltd	25,000	347,009
Cathay Pacific Airways Ltd	87,000	128,619
Chow Tai Fook Jewellery Group Ltd	51,600	49,364
CK Asset Holdings Ltd	95,280	687,562
CK Infrastructure Holdings Ltd	27,000	192,150
CLP Holdings Ltd	44,000	461,886
Dairy Farm International Holdings Ltd	14,900	85,079
Guoco Group Ltd	1,000	16,938
Hang Lung Group Ltd	20,000	49,476
Hang Lung Properties Ltd	106,000	232,749
Hang Seng Bank Ltd	27,100	560,156
Henderson Land Development Co Ltd	49,977	245,240
HK Electric Investments & HK Electric Investments Ltd >>	72,500	71,455
HKT Trust & HKT Ltd >>	235,000	331,182
Hong Kong & China Gas Co Ltd	233,839	456,891
Hong Kong Exchanges & Clearing Ltd	39,816	1,293,531
Hongkong Land Holdings Ltd	38,400	220,879
Hysan Development Co Ltd	24,000	94,110
Kerry Properties Ltd	38,000	120,691
Melco International Development Ltd	3,000	8,428
Melco Resorts & Entertainment Ltd ADR	5,670	137,044
MTR Corp Ltd	33,408	197,425
New World Development Co Ltd	305,678	419,006
NWS Holdings Ltd	77,533	108,667
PCCW Ltd	466,000	275,730
Power Assets Holdings Ltd	34,000	248,731
Shangri-La Asia Ltd	68,666	71,728
Sino Land Co Ltd	142,661	207,074
Sun Hung Kai Properties Ltd	36,492	558,870
Swire Pacific Ltd ‘A’	27,500	255,467
Swire Pacific Ltd ‘B’	62,500	93,569
Swire Properties Ltd	35,000	115,950
Techtronic Industries Co Ltd	54,000	440,731
The Bank of East Asia Ltd	62,163	138,787
The Wharf Holdings Ltd	65,000	165,210
Vitasoy International Holdings Ltd	38,000	137,849
WH Group Ltd ~	592,500	612,630
Wharf Real Estate Investment Co Ltd	29,000	176,945
Wheelock & Co Ltd	37,000	246,653
Xinyi Glass Holdings Ltd	184,000	243,796
Yue Yuen Industrial Holdings Ltd	84,000	247,909

		13,771,821

	Shares	Value
Ireland - 0.6%

AIB Group PLC	38,774	$135,089
Bank of Ireland Group PLC	17,101	94,117
CRH PLC *	1,776	71,233
CRH PLC ADR	36,559	1,474,425
Flutter Entertainment PLC	3,168	385,027
Kerry Group PLC ‘A’	3,166	394,550
Kingspan Group PLC	9,042	552,254
Smurfit Kappa Group PLC	13,640	525,919

		3,632,614

Israel - 0.5%

Airport City Ltd *	1,838	34,548
Alony Hetz Properties & Investments Ltd	2,009	31,793
Amot Investments Ltd	3,378	24,542
Azrieli Group Ltd	1,181	86,511
Bank Hapoalim BM	33,114	275,005
Bank Leumi Le-Israel BM	65,153	475,156
Bezeq The Israeli Telecommunication Corp Ltd *	72,852	58,672
Delek Group Ltd	282	42,973
Elbit Systems Ltd	906	141,167
First International Bank Of Israel Ltd	3,303	95,665
Israel Chemicals Ltd	27,171	128,316
Israel Discount Bank Ltd ‘A’	67,291	312,514
Melisron Ltd	708	45,261
Mizrahi Tefahot Bank Ltd	5,775	154,045
Nice Ltd ADR *	1,765	273,840
Oil Refineries Ltd	22,562	11,344
Shufersal Ltd	5,329	33,971
Strauss Group Ltd	2,446	75,095
Teva Pharmaceutical Industries Ltd *	920	8,969
Teva Pharmaceutical Industries Ltd ADR *	28,036	274,753
Tower Semiconductor Ltd *	2,394	57,498

		2,641,638

Italy - 1.8%

A2A SPA	92,106	172,960
Assicurazioni Generali SPA	31,214	644,407
Atlantia SPA *	11,542	269,377
Davide Campari-Milano SPA	18,768	171,489
DiaSorin SPA	1,207	156,316
Enel SPA	209,397	1,663,413
Eni SPA	86,205	1,338,869
Eni SPA ADR	5,807	179,785
Ferrari NV	4,043	671,282
FinecoBank Banca Fineco SPA	25,902	310,715
Hera SPA	13,971	61,193
Intesa Sanpaolo SPA	325,358	857,054
Leonardo SPA	19,747	231,580
Mediobanca Banca di Credito Finanziario SPA	35,922	395,520
Moncler SPA	8,283	372,796
Pirelli & C SPA ~	17,590	101,524
Poste Italiane SPA ~	20,018	227,462
PRADA SPA	34,000	140,549
Recordati SPA	4,337	182,825
Snam SPA	67,038	352,472
Telecom Italia SPA *	532,769	332,719
Telecom Italia SPA ADR *	2,600	16,068
Terna Rete Elettrica Nazionale SPA	43,405	290,289
UniCredit SPA	52,296	764,409
UnipolSai Assicurazioni SPA	42,116	122,487

		10,027,560

Japan - 23.0%

ABC-Mart Inc	900	61,435
Acom Co Ltd	14,000	63,520
Advantest Corp	7,800	439,905
Aeon Co Ltd	22,400	462,255
Aeon Delight Co Ltd	400	14,363
AEON Financial Service Co Ltd	10,100	159,142

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-100

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Aeon Mall Co Ltd	2,370	$42,038
AGC Inc	12,700	454,126
Aica Kogyo Co Ltd	2,000	65,995
Ain Holdings Inc	1,300	82,676
Air Water Inc	13,600	198,446
Aisin Seiki Co Ltd	8,000	296,317
Ajinomoto Co Inc	9,700	161,479
Alfresa Holdings Corp	5,100	103,607
Alps Alpine Co Ltd	11,100	251,962
Amada Holdings Co Ltd	17,900	203,590
Amano Corp	2,500	76,179
ANA Holdings Inc	3,300	110,166
Anritsu Corp	5,900	116,779
Aozora Bank Ltd	6,000	158,512
Ariake Japan Co Ltd	700	52,031
AS One Corp	600	56,082
Asahi Group Holdings Ltd	11,300	515,512
Asahi Intecc Co Ltd	6,800	199,112
Asahi Kasei Corp	43,300	486,190
Asics Corp	6,400	106,185
Astellas Pharma Inc	49,300	841,550
Azbil Corp	4,300	121,113
Bandai Namco Holdings Inc	7,400	450,158
Benefit One Inc	3,600	74,309
Benesse Holdings Inc	4,200	110,396
Bic Camera Inc	4,900	55,790
Bridgestone Corp	20,300	754,147
Brother Industries Ltd	17,300	357,301
Calbee Inc	3,700	120,551
Canon Inc	22,600	618,527
Canon Inc ADR	2,882	78,823
Canon Marketing Japan Inc	2,600	60,161
Capcom Co Ltd	3,200	88,576
Casio Computer Co Ltd	9,400	187,845
Central Japan Railway Co	3,800	764,061
Chubu Electric Power Co Inc	13,600	192,248
Chugai Pharmaceutical Co Ltd	4,400	405,219
Citizen Watch Co Ltd	16,500	89,861
Coca-Cola Bottlers Japan Holdings Inc	6,375	162,883
COMSYS Holdings Corp	4,000	114,577
Concordia Financial Group Ltd	55,000	225,868
Cosmos Pharmaceutical Corp	400	82,925
Credit Saison Co Ltd	10,300	178,641
CyberAgent Inc	4,200	146,310
Dai Nippon Printing Co Ltd	10,800	292,113
Dai-ichi Life Holdings Inc	24,800	408,711
Daicel Corp	15,400	147,229
Daido Steel Co Ltd	2,500	109,217
Daifuku Co Ltd	3,400	205,478
Daiichi Sankyo Co Ltd	9,400	620,816
Daiichikosho Co Ltd	2,600	136,291
Daikin Industries Ltd	7,300	1,029,955
Daio Paper Corp	5,500	74,977
Daito Trust Construction Co Ltd	2,600	321,298
Daiwa House Industry Co Ltd	23,200	718,199
Daiwa Securities Group Inc	66,700	336,729
DeNA Co Ltd	7,500	120,879
Denka Co Ltd	7,700	228,903
Denso Corp	11,800	532,916
Dentsu Inc	7,700	265,310
DIC Corp	7,600	209,748
Disco Corp	600	140,895
DMG Mori Co Ltd	4,300	65,791
Dowa Holdings Co Ltd	3,200	118,789
East Japan Railway Co	8,700	785,279
Ebara Corp	5,600	169,093
Eisai Co Ltd	4,400	329,234
Electric Power Development Co Ltd	4,800	116,508
en-japan Inc	1,200	52,156
Ezaki Glico Co Ltd	1,700	75,793

	Shares	Value
FamilyMart Co Ltd	6,868	$164,487
Fancl Corp	3,600	95,848
FANUC Corp	3,200	590,927
Fast Retailing Co Ltd	1,700	1,009,926
FP Corp	1,100	65,346
Fuji Electric Co Ltd	7,400	224,792
Fuji Kyuko Co Ltd	500	19,334
Fuji Oil Holdings Inc	3,400	91,458
FUJIFILM Holdings Corp	8,300	396,374
Fujitsu Ltd	4,700	442,062
Fukuoka Financial Group Inc	7,700	147,117
Fukuyama Transporting Co Ltd	1,500	54,479
Furukawa Electric Co Ltd	6,700	171,516
Glory Ltd	3,200	96,701
GMO internet Inc	2,600	49,178
GMO Payment Gateway Inc	1,400	95,874
Goldwin Inc	800	58,614
GungHo Online Entertainment Inc *	1,570	33,261
Hakuhodo DY Holdings Inc	10,000	160,910
Hamamatsu Photonics KK	3,000	122,941
Hankyu Hanshin Holdings Inc	8,800	376,426
Harmonic Drive Systems Inc	1,300	62,323
Haseko Corp	24,000	322,172
Heiwa Corp	2,800	58,635
Hikari Tsushin Inc	700	175,908
Hino Motors Ltd	20,000	211,510
Hirose Electric Co Ltd	756	96,641
HIS Co Ltd	2,500	71,732
Hisamitsu Pharmaceutical Co Inc	1,300	63,312
Hitachi Capital Corp	5,600	147,030
Hitachi Chemical Co Ltd *	4,300	180,152
Hitachi Construction Machinery Co Ltd	7,800	232,341
Hitachi High-Technologies Corp	2,000	141,639
Hitachi Ltd	27,200	1,147,724
Hitachi Ltd ADR	424	35,798
Hitachi Metals Ltd	13,300	195,772
Hitachi Transport System Ltd	3,200	90,082
Honda Motor Co Ltd	44,399	1,256,560
Honda Motor Co Ltd ADR	6,220	176,088
Horiba Ltd	2,300	153,350
Hoshizaki Corp	1,100	98,076
House Foods Group Inc	2,500	85,283
Hoya Corp	12,150	1,159,863
Hulic Co Ltd	10,300	124,014
Ibiden Co Ltd	5,900	140,466
Idemitsu Kosan Co Ltd	12,980	358,660
IHI Corp	15,200	355,695
Iida Group Holdings Co Ltd	8,000	140,204
Infomart Corp	5,600	50,536
Inpex Corp	29,100	301,468
Isetan Mitsukoshi Holdings Ltd	20,000	179,594
Isuzu Motors Ltd	35,800	423,183
Ito En Ltd	2,500	125,320
ITOCHU Corp	31,800	737,018
Itochu Techno-Solutions Corp	2,600	73,222
Itoham Yonekyu Holdings Inc	7,400	47,693
Iwatani Corp	2,900	98,623
Izumi Co Ltd	2,300	82,842
J Front Retailing Co Ltd	11,700	163,183
Japan Airlines Co Ltd	4,500	140,111
Japan Airport Terminal Co Ltd	1,600	88,776
Japan Exchange Group Inc	17,300	304,568
Japan Post Holdings Co Ltd	32,100	301,883
Japan Tobacco Inc	36,500	813,824
JCR Pharmaceuticals Co Ltd	200	16,170
JFE Holdings Inc	21,800	279,725
JGC Holdings Corp	12,100	192,584
JSR Corp	9,600	175,609
JTEKT Corp	19,200	226,812
Justsystems Corp	1,800	100,647

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-101

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
JXTG Holdings Inc	87,650	$397,806
K’s Holdings Corp	8,800	115,050
Kagome Co Ltd	2,300	55,070
Kajima Corp	26,266	349,211
Kakaku.com Inc	4,800	122,559
Kaken Pharmaceutical Co Ltd	1,600	88,281
Kamigumi Co Ltd	6,300	138,486
Kandenko Co Ltd	4,800	46,009
Kaneka Corp	3,800	121,700
Kansai Paint Co Ltd	5,300	129,474
Kao Corp	15,800	1,303,106
Kawasaki Heavy Industries Ltd	12,000	262,281
KDDI Corp	59,500	1,775,263
Keihan Holdings Co Ltd	2,800	135,958
Keikyu Corp	7,600	146,520
Keio Corp	3,000	181,528
Keisei Electric Railway Co Ltd	4,100	158,872
Kewpie Corp	6,100	137,052
Keyence Corp	3,760	1,320,280
Kikkoman Corp	3,000	146,864
Kinden Corp	7,700	119,638
Kintetsu Group Holdings Co Ltd	5,600	303,743
Kirin Holdings Co Ltd	27,600	602,413
Kobayashi Pharmaceutical Co Ltd	1,400	118,582
Kobe Bussan Co Ltd	3,200	110,093
Kobe Steel Ltd *	23,000	123,237
Koito Manufacturing Co Ltd	4,400	203,746
Kokuyo Co Ltd	3,300	49,232
Komatsu Ltd	36,200	868,852
Konami Holdings Corp	3,400	139,715
Konica Minolta Inc	32,800	213,662
Kose Corp	1,200	174,917
Kotobuki Spirits Co Ltd	200	14,765
Kubota Corp	24,100	378,448
Kuraray Co Ltd	21,600	261,746
Kurita Water Industries Ltd	6,300	186,952
Kusuri no Aoki Holdings Co Ltd	500	31,307
Kyocera Corp	7,200	490,721
Kyoritsu Maintenance Co Ltd	1,100	52,094
Kyowa Exeo Corp	4,200	106,245
Kyowa Kirin Co Ltd	6,400	150,786
Kyudenko Corp	3,400	100,171
Kyushu Electric Power Co Inc	13,900	120,596
Kyushu Financial Group Inc	16,500	70,957
Kyushu Railway Co	4,700	157,345
Lasertec Corp	4,000	202,860
Lawson Inc	2,500	141,907
LINE Corp *	1,300	63,872
Lion Corp	5,000	97,193
LIXIL Group Corp	12,700	219,162
M3 Inc	16,000	482,490
Mabuchi Motor Co Ltd	2,100	79,287
Maeda Corp	10,200	99,300
Maeda Road Construction Co Ltd	2,600	63,476
Makita Corp	6,300	217,570
Mani Inc	2,000	57,174
Marubeni Corp	34,600	255,638
Marui Group Co Ltd	7,500	182,869
Maruichi Steel Tube Ltd	3,200	89,928
Matsui Securities Co Ltd	3,100	24,585
Matsumotokiyoshi Holdings Co Ltd	3,700	143,245
Mazda Motor Corp	25,200	214,740
McDonald’s Holdings Co Japan Ltd	2,200	105,993
Mebuki Financial Group Inc	43,360	110,549
Medipal Holdings Corp	6,500	143,457
MEIJI Holdings Co Ltd	4,000	270,321
MINEBEA MITSUMI Inc	18,100	373,876
MISUMI Group Inc	6,800	168,301
Mitsubishi Chemical Holdings Corp	70,900	528,289
Mitsubishi Corp	29,600	784,144

	Shares	Value
Mitsubishi Electric Corp	53,600	$729,801
Mitsubishi Estate Co Ltd	22,800	436,275
Mitsubishi Gas Chemical Co Inc	7,900	120,350
Mitsubishi Heavy Industries Ltd	11,700	453,689
Mitsubishi Logistics Corp	3,500	91,041
Mitsubishi Materials Corp	6,200	168,266
Mitsubishi Motors Corp	43,000	179,236
Mitsubishi Tanabe Pharma Corp *	8,200	150,430
Mitsubishi UFJ Financial Group Inc	250,900	1,356,449
Mitsubishi UFJ Financial Group Inc ADR	11,059	60,050
Mitsubishi UFJ Lease & Finance Co Ltd	42,600	274,246
Mitsui & Co Ltd	30,800	547,486
Mitsui & Co Ltd ADR	300	106,311
Mitsui Chemicals Inc	12,100	294,748
Mitsui Fudosan Co Ltd	19,500	476,578
Mitsui OSK Lines Ltd	7,900	217,253
Miura Co Ltd	2,800	96,747
Mizuho Financial Group Inc	434,000	668,542
Mizuho Financial Group Inc ADR	59,032	182,409
Mochida Pharmaceutical Co Ltd	500	20,130
MonotaRO Co Ltd	5,400	143,753
Morinaga & Co Ltd	2,100	100,846
Morinaga Milk Industry Co Ltd	1,500	61,161
MS&AD Insurance Group Holdings Inc	11,300	372,998
Murata Manufacturing Co Ltd	15,000	923,228
Nabtesco Corp	6,100	179,748
Nagase & Co Ltd	5,100	75,633
Nagoya Railroad Co Ltd	5,000	155,265
Nankai Electric Railway Co Ltd	4,200	113,966
NEC Corp	8,400	347,629
NET One Systems Co Ltd	4,200	107,235
Nexon Co Ltd *	11,600	153,877
NGK Insulators Ltd	12,200	212,231
NGK Spark Plug Co Ltd	9,000	174,456
NH Foods Ltd	3,600	149,124
NHK Spring Co Ltd	17,200	155,666
Nichirei Corp	5,200	121,472
Nidec Corp	3,800	519,018
Nidec Corp ADR	2,071	70,839
Nifco Inc	6,800	185,701
Nihon Kohden Corp	2,500	69,333
Nihon M&A Center Inc	4,200	144,533
Nihon Unisys Ltd	3,800	119,202
Nikon Corp	15,300	187,114
Nintendo Co Ltd	2,300	919,908
Nippo Corp	3,000	64,464
Nippon Electric Glass Co Ltd	3,800	84,360
Nippon Express Co Ltd	5,000	293,095
Nippon Kayaku Co Ltd	6,000	74,306
Nippon Paint Holdings Co Ltd	3,300	169,890
Nippon Paper Industries Co Ltd	6,000	101,259
Nippon Shinyaku Co Ltd	1,100	95,253
Nippon Shokubai Co Ltd	1,600	99,150
Nippon Steel Corp	21,563	325,017
Nippon Suisan Kaisha Ltd	26,100	155,867
Nippon Telegraph & Telephone Corp	36,800	930,072
Nippon Yusen KK	9,100	164,015
Nipro Corp	14,300	172,023
Nishi-Nippon Railroad Co Ltd	2,000	46,067
Nissan Chemical Corp	4,000	167,511
Nissan Motor Co Ltd	75,000	434,605
Nisshin Seifun Group Inc	7,240	126,320
Nissin Foods Holdings Co Ltd	1,800	133,691
Nitori Holdings Co Ltd	2,400	378,843
Nitto Denko Corp	8,600	483,559
Noevir Holdings Co Ltd	800	42,706
NOF Corp	3,300	109,736
NOK Corp	6,700	99,936
Nomura Holdings Inc	63,400	326,243
Nomura Holdings Inc ADR	14,971	77,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-102

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Nomura Real Estate Holdings Inc	7,900	$189,484
Nomura Research Institute Ltd	12,546	268,309
NS Solutions Corp	900	29,573
NSK Ltd	23,200	219,314
NTT Data Corp	22,500	300,915
NTT DOCOMO Inc	43,400	1,208,956
Obayashi Corp	42,200	468,701
Obic Co Ltd	1,600	215,521
Odakyu Electric Railway Co Ltd	7,500	174,968
Oji Holdings Corp	55,000	297,439
OKUMA Corp	1,600	84,151
Olympus Corp	42,400	653,499
Omron Corp	4,800	279,783
Ono Pharmaceutical Co Ltd	8,200	187,209
Open House Co Ltd	4,000	114,370
Oracle Corp Japan	1,100	99,835
Orient Corp	20,800	31,371
Oriental Land Co Ltd	3,900	532,121
ORIX Corp	42,800	709,254
Osaka Gas Co Ltd	8,900	170,196
OSG Corp	3,700	70,360
Otsuka Corp	3,600	143,766
Otsuka Holdings Co Ltd	7,200	320,934
PALTAC Corp	800	38,214
Pan Pacific International Holdings Corp	11,600	192,459
Panasonic Corp	75,700	710,004
Panasonic Corp ADR	13,000	122,330
Park24 Co Ltd	4,900	119,982
PeptiDream Inc *	1,800	91,986
Persol Holdings Co Ltd	6,700	125,566
Pigeon Corp	4,400	161,111
Pilot Corp	1,400	56,307
Pola Orbis Holdings Inc	3,100	73,839
Rakuten Inc *	36,400	310,972
Recruit Holdings Co Ltd	35,100	1,314,682
Relo Group Inc	5,000	139,079
Renesas Electronics Corp *	39,600	270,545
Rengo Co Ltd	12,800	97,518
Resona Holdings Inc	87,000	379,192
Ricoh Co Ltd	31,500	342,767
Rinnai Corp	1,400	109,409
Rohm Co Ltd	3,800	303,198
Rohto Pharmaceutical Co Ltd	4,400	133,144
Ryohin Keikaku Co Ltd	10,000	233,063
Sankyo Co Ltd	1,700	56,462
Sankyu Inc	3,700	185,933
Santen Pharmaceutical Co Ltd	12,400	236,135
Sanwa Holdings Corp	11,800	132,228
Sapporo Holdings Ltd	5,100	120,472
Sawai Pharmaceutical Co Ltd	2,700	171,056
SBI Holdings Inc	9,320	196,766
SCREEN Holdings Co Ltd	2,000	136,398
SCSK Corp	2,100	108,894
Secom Co Ltd	4,500	401,592
Sega Sammy Holdings Inc	6,800	98,462
Seibu Holdings Inc	13,700	225,360
Seiko Epson Corp	19,400	292,918
Seino Holdings Co Ltd	7,600	102,680
Sekisui Chemical Co Ltd	20,600	357,408
Sekisui House Ltd	18,900	403,607
Seria Co Ltd	1,900	51,763
Seven & i Holdings Co Ltd	26,100	956,706
Seven Bank Ltd	42,700	139,889
Sharp Corp	5,700	87,110
Shikoku Electric Power Co Inc	8,700	85,938
Shimadzu Corp	4,200	131,347
Shimamura Co Ltd	1,100	83,626
Shimano Inc	1,600	259,569
Shimizu Corp	30,000	305,605
Shin-Etsu Chemical Co Ltd	9,800	1,077,736

	Shares	Value
Shinsei Bank Ltd	8,500	$129,686
Shionogi & Co Ltd	7,100	439,217
Ship Healthcare Holdings Inc	2,200	101,489
Shiseido Co Ltd	12,100	859,221
SHO-BOND Holdings Co Ltd	1,000	41,440
Showa Denko KK	13,000	342,622
Skylark Holdings Co Ltd	9,000	176,447
SMC Corp	1,000	457,315
SMS Co Ltd	2,700	74,576
Softbank Corp	18,500	248,079
SoftBank Group Corp	64,000	2,778,689
Sohgo Security Services Co Ltd	2,700	146,137
Sojitz Corp	63,300	204,022
Sompo Holdings Inc	8,650	339,682
Sony Corp	28,100	1,907,924
Sony Corp ADR	12,142	825,656
Sony Financial Holdings Inc	3,300	79,216
Sotetsu Holdings Inc	4,300	116,570
Square Enix Holdings Co Ltd	2,400	119,505
Stanley Electric Co Ltd	8,500	245,491
Subaru Corp	17,300	428,518
Sugi Holdings Co Ltd	1,700	89,683
SUMCO Corp	14,100	233,620
Sumitomo Bakelite Co Ltd	2,200	82,198
Sumitomo Chemical Co Ltd	98,800	448,608
Sumitomo Corp	25,500	378,760
Sumitomo Dainippon Pharma Co Ltd	6,300	122,063
Sumitomo Electric Industries Ltd	23,800	357,432
Sumitomo Forestry Co Ltd	9,500	139,897
Sumitomo Heavy Industries Ltd	9,500	269,846
Sumitomo Metal Mining Co Ltd	10,500	338,100
Sumitomo Mitsui Financial Group Inc	28,800	1,063,738
Sumitomo Mitsui Trust Holdings Inc	8,000	316,248
Sumitomo Osaka Cement Co Ltd	2,000	87,116
Sumitomo Realty & Development Co Ltd	11,000	383,784
Sumitomo Rubber Industries Ltd	20,700	252,410
Sundrug Co Ltd	4,300	155,582
Suntory Beverage & Food Ltd	3,500	146,120
Sushiro Global Holdings Ltd	900	77,506
Suzuken Co Ltd	2,800	114,122
Suzuki Motor Corp	13,900	580,213
Sysmex Corp	5,100	347,233
T&D Holdings Inc	28,500	360,403
Taiheiyo Cement Corp	10,000	293,531
Taisei Corp	11,700	484,626
Taisho Pharmaceutical Holdings Co Ltd	1,200	88,554
Taiyo Nippon Sanso Corp	8,200	181,498
Taiyo Yuden Co Ltd	11,900	362,978
Takashimaya Co Ltd	7,500	84,129
Takeda Pharmaceutical Co Ltd	28,227	1,116,440
Takeda Pharmaceutical Co Ltd ADR *	10,348	204,166
TDK Corp	4,900	550,658
TechnoPro Holdings Inc	2,000	139,582
Teijin Ltd	19,100	356,829
Terumo Corp	18,800	666,917
The Bank of Kyoto Ltd	3,300	140,715
The Chiba Bank Ltd	31,000	178,248
The Chugoku Bank Ltd	7,900	80,065
The Chugoku Electric Power Co Inc	6,300	82,814
The Hachijuni Bank Ltd	19,000	82,643
The Iyo Bank Ltd	14,100	79,538
The Kansai Electric Power Co Inc	19,000	220,111
The Shizuoka Bank Ltd	25,000	185,956
The Yokohama Rubber Co Ltd	13,100	254,074
THK Co Ltd	8,500	228,210
TIS Inc	3,300	195,073
Tobu Railway Co Ltd	6,100	220,826
Toda Corp	10,000	66,008
Toei Co Ltd	400	59,569
Toho Co Ltd	3,400	141,685

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-103

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Toho Gas Co Ltd	2,600	$106,164
Toho Holdings Co Ltd	1,900	42,096
Tohoku Electric Power Co Inc	15,100	149,695
Tokai Carbon Co Ltd	14,900	148,643
Tokio Marine Holdings Inc	14,400	806,238
Tokyo Broadcasting System Holdings Inc	2,400	40,747
Tokyo Century Corp	3,300	175,705
Tokyo Electric Power Co Holdings Inc *	42,500	181,924
Tokyo Electron Ltd	5,000	1,091,650
Tokyo Gas Co Ltd	8,600	208,971
Tokyo Tatemono Co Ltd	13,400	209,158
Tokyu Corp	11,200	207,118
Tokyu Fudosan Holdings Corp	37,900	261,711
Toppan Printing Co Ltd	11,500	237,570
Toray Industries Inc	41,700	282,539
Toshiba Corp	3,300	112,008
Tosoh Corp	18,600	286,548
TOTO Ltd	4,000	168,908
Toyo Seikan Group Holdings Ltd	6,800	117,057
Toyo Suisan Kaisha Ltd	2,000	84,932
Toyo Tire Corp	11,100	159,209
Toyoda Gosei Co Ltd	6,000	149,816
Toyota Boshoku Corp	7,000	112,399
Toyota Industries Corp	3,300	189,882
Toyota Motor Corp	75,832	5,343,234
Toyota Motor Corp ADR	3,076	432,301
Toyota Tsusho Corp	6,900	242,381
Trend Micro Inc *	4,600	235,381
TS Tech Co Ltd	3,200	99,325
Tsumura & Co	3,400	99,443
Tsuruha Holdings Inc	1,300	166,917
TV Asahi Holdings Corp	2,100	38,776
Ube Industries Ltd	10,500	227,411
Ulvac Inc	2,300	90,767
Unicharm Corp	12,900	435,597
Universal Entertainment Corp	1,200	40,813
USS Co Ltd	8,500	160,678
Wacoal Holdings Corp	1,300	34,860
Welcia Holdings Co Ltd	1,600	101,647
West Japan Railway Co	4,400	380,572
Yakult Honsha Co Ltd	2,300	126,759
Yamada Denki Co Ltd	32,600	172,977
Yamaguchi Financial Group Inc	10,000	67,630
Yamaha Corp	3,400	188,508
Yamaha Motor Co Ltd	22,400	448,739
Yamato Holdings Co Ltd	12,300	209,710
Yamato Kogyo Co Ltd	1,600	40,062
Yamazaki Baking Co Ltd	5,600	100,068
Yaoko Co Ltd	700	35,737
Yaskawa Electric Corp	8,400	316,436
Yokogawa Electric Corp	6,100	107,122
Z Holdings Corp	80,900	341,569
Zenkoku Hosho Co Ltd	3,400	144,372
Zensho Holdings Co Ltd	6,200	140,368
Zeon Corp	12,900	160,535
ZOZO Inc	2,800	53,549

		128,422,128

Jordan - 0.0%

Hikma Pharmaceuticals PLC	8,388	221,210

Luxembourg - 0.3%

ArcelorMittal SA	25,458	448,562
ArcelorMittal SA ‘NY’	5,534	97,066
Eurofins Scientific SE	717	397,465
RTL Group SA	2,604	128,304
SES SA	28,446	398,848
Tenaris SA	6,777	76,783
Tenaris SA ADR	2,149	48,653

		1,595,681

	Shares	Value
Macau - 0.2%

Galaxy Entertainment Group Ltd	72,000	$530,036
MGM China Holdings Ltd	39,600	64,668
Sands China Ltd	77,600	414,622
SJM Holdings Ltd	155,000	176,493
Wynn Macau Ltd	49,600	122,220

		1,308,039

Mexico - 0.0%

Fresnillo PLC	9,041	76,685

Netherlands - 3.7%

ABN AMRO Bank NV CVA ~	18,344	334,344
Aegon NV	35,542	162,697
Aegon NV ‘NY’	53,225	241,109
Akzo Nobel NV	7,873	804,022
Altice Europe NV *	7,144	46,261
ASML Holding NV	3,104	918,959
ASML Holding NV ‘NY’	7,824	2,315,435
GrandVision NV ~	2,742	84,323
Heineken NV	8,966	956,922
ING Groep NV	74,515	895,849
ING Groep NV ADR	8,664	104,401
Koninklijke Ahold Delhaize NV	82,266	2,062,606
Koninklijke DSM NV	7,366	963,072
Koninklijke KPN NV	203,683	602,774
Koninklijke Philips NV	15,501	757,746
Koninklijke Philips NV ‘NY’	15,668	764,598
Koninklijke Vopak NV	4,290	233,120
NN Group NV	14,141	537,680
OCI NV *	1,455	30,805
Randstad NV	10,842	664,345
Royal Dutch Shell PLC ‘A’	23,293	689,804
Royal Dutch Shell PLC ‘A’ ADR	47,972	2,829,389
Royal Dutch Shell PLC ‘B’	16,666	494,708
Royal Dutch Shell PLC ‘B’ ADR	40,335	2,418,890
Wolters Kluwer NV	10,737	783,967

		20,697,826

New Zealand - 0.4%

a2 Milk Co Ltd *	25,011	253,245
Air New Zealand Ltd	54,989	108,464
Auckland International Airport Ltd	27,034	159,349
Contact Energy Ltd	21,314	102,383
EBOS Group Ltd	6,450	105,352
Fisher & Paykel Healthcare Corp Ltd	18,508	276,990
Fletcher Building Ltd	42,921	147,120
Genesis Energy Ltd	17,094	34,836
Infratil Ltd	7,684	26,082
Mainfreight Ltd	3,612	103,395
Mercury NZ Ltd	13,101	44,565
Meridian Energy Ltd	31,288	105,394
Port of Tauranga Ltd	20,172	108,032
Ryman Healthcare Ltd	12,512	137,514
SKYCITY Entertainment Group Ltd	22,001	58,835
Spark New Zealand Ltd	103,655	302,259
Vector Ltd	20,849	52,374
Xero Ltd *	1,385	77,812

		2,204,001

Norway - 0.8%

Aker ASA ‘A’	1,077	66,618
Aker BP ASA	3,524	115,659
DNB ASA	25,322	473,848
Entra ASA ~	4,666	77,138
Equinor ASA	43,525	867,987
Gjensidige Forsikring ASA	5,515	115,765
Kongsberg Gruppen ASA	671	10,547
Leroy Seafood Group ASA	15,000	99,855

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-104

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Mowi ASA	14,039	$365,027
Norsk Hydro ASA	74,389	276,624
Orkla ASA	21,051	213,474
Salmar ASA	2,511	128,679
Schibsted ASA ‘A’	1,590	48,106
Schibsted ASA ‘B’	2,209	63,127
SpareBank 1 SR-Bank ASA	8,749	99,655
Storebrand ASA	27,558	217,104
Telenor ASA	24,394	437,279
TGS NOPEC Geophysical Co ASA	6,760	205,667
Tomra Systems ASA	4,331	137,668
Yara International ASA	4,387	182,779

		4,202,606

Portugal - 0.1%

EDP - Energias de Portugal SA	61,475	266,764
Galp Energia SGPS SA	22,318	374,676
Jeronimo Martins SGPS SA	11,557	190,451

		831,891

Russia - 0.0%

Evraz PLC	11,523	61,704

Singapore - 1.1%

BOC Aviation Ltd ~	21,100	214,592
CapitaLand Ltd	90,200	251,705
City Developments Ltd	25,300	205,912
ComfortDelGro Corp Ltd	84,531	149,570
DBS Group Holdings Ltd	49,504	954,498
Genting Singapore Ltd	227,300	155,652
Golden Agri-Resources Ltd	141,900	24,819
Great Eastern Holdings Ltd	2,000	32,343
Jardine Cycle & Carriage Ltd	4,522	101,124
Keppel Corp Ltd	70,000	352,700
Olam International Ltd	32,100	43,201
Oversea-Chinese Banking Corp Ltd	85,087	696,059
SATS Ltd	40,200	151,317
Sembcorp Industries Ltd	27,000	45,981
Singapore Airlines Ltd	44,900	301,876
Singapore Exchange Ltd	32,200	212,073
Singapore Technologies Engineering Ltd	60,500	177,183
Singapore Telecommunications Ltd	251,200	629,788
United Overseas Bank Ltd	33,381	656,491
UOL Group Ltd	28,700	177,625
Venture Corp Ltd	16,100	194,227
Wilmar International Ltd	49,000	150,121

		5,878,857

South Africa - 0.3%

Anglo American PLC	46,812	1,344,811
Investec PLC	36,544	214,761

		1,559,572

Spain - 2.4%

Acciona SA	1,541	162,478
ACS Actividades de Construccion y Servicios SA	10,459	419,554
Aena SME SA ~	2,461	471,818
Amadeus IT Group SA	13,931	1,140,903
Banco Bilbao Vizcaya Argentaria SA	161,685	907,752
Banco de Sabadell SA	123,482	144,586
Banco Santander SA	415,032	1,740,124
Bankia SA	59,763	127,961
Bankinter SA	31,765	233,320
CaixaBank SA (SIBE)	117,872	371,186
Cellnex Telecom SA ~	7,291	314,502
EDP Renovaveis SA	9,060	106,707
Enagas SA	13,066	333,280
Endesa SA	11,264	300,802
Ferrovial SA	7,804	236,439

	Shares	Value
Grifols SA	11,199	$395,677
Iberdrola SA	198,538	2,046,047
Industria de Diseno Textil SA	28,094	992,856
Mapfre SA	71,504	189,596
Naturgy Energy Group SA	12,157	306,126
Red Electrica Corp SA	15,380	309,903
Repsol SA	49,147	772,107
Siemens Gamesa Renewable Energy SA	8,132	143,210
Telefonica SA	122,704	858,082
Telefonica SA ADR	25,625	178,606

		13,203,622

Sweden - 2.6%

AAK AB	3,419	65,030
Alfa Laval AB	11,556	291,029
Assa Abloy AB ‘B’	18,439	431,020
Atlas Copco AB ‘A’	20,922	835,116
Atlas Copco AB ‘B’	14,220	493,733
Atrium Ljungberg AB ‘B’	1,002	24,177
Axfood AB	5,116	113,933
BillerudKorsnas AB	8,746	103,347
Boliden AB *	19,989	530,881
Castellum AB	8,259	193,990
Dometic Group AB ~	13,438	135,540
Electrolux AB ‘B’	11,662	286,691
Elekta AB ‘B’	11,816	155,611
Epiroc AB	38,690	468,250
Essity AB ‘A’	303	9,751
Essity AB ‘B’	16,012	515,686
Fabege AB	8,974	149,069
Fastighets AB Balder ‘B’ *	2,974	137,639
Getinge AB ‘B’	10,882	202,374
Hennes & Mauritz AB ‘B’	24,853	506,940
Hexagon AB ‘B’	6,266	351,217
Hexpol AB	13,173	129,458
Holmen AB ‘B’	4,260	129,692
Hufvudstaden AB ‘A’	4,025	79,543
Husqvarna AB ‘B’	24,623	197,321
ICA Gruppen AB	2,145	100,197
Indutrade AB	4,911	175,614
Intrum AB	5,042	150,404
Lifco AB ‘B’	2,159	131,890
Loomis AB ‘B’	5,938	246,135
Lundin Petroleum AB	4,805	163,151
Nibe Industrier AB ‘B’	9,447	163,900
Pandox AB	3,627	82,094
Peab AB ‘B’	9,603	96,029
Saab AB ‘B’	4,518	151,512
Sagax AB ‘B’	1,089	15,827
Sandvik AB	35,896	699,159
Securitas AB ‘B’	16,722	288,107
Skandinaviska Enskilda Banken AB ‘A’	38,309	360,253
Skanska AB ‘B’	17,808	402,845
SKF AB ‘B’	24,849	503,101
SSAB AB ‘A’	13,264	46,606
SSAB AB ‘B’	23,085	75,436
Svenska Cellulosa AB SCA ‘A’	303	3,230
Svenska Cellulosa AB SCA ‘B’	29,158	295,680
Svenska Handelsbanken AB ‘A’	38,037	409,668
Sweco AB ‘B’	4,173	160,881
Swedbank AB ‘A’	23,129	343,835
Swedish Match AB	5,904	304,155
Swedish Orphan Biovitrum AB *	3,903	64,695
Tele2 AB ‘B’	13,395	194,416
Telefonaktiebolaget LM Ericsson ‘A’	2,470	22,458
Telefonaktiebolaget LM Ericsson ‘B’	50,686	442,885
Telefonaktiebolaget LM Ericsson ADR	4,153	36,463
Telia Co AB	78,916	339,065
Trelleborg AB ‘B’	14,599	262,810
Volvo AB ‘A’	10,757	181,638

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-105

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Volvo AB ‘B’	59,980	$1,004,136
Wallenstam AB ‘B’	4,592	55,503

		14,510,816

Switzerland - 8.2%

ABB Ltd	39,664	956,820
Adecco Group AG	11,100	701,766
Alcon Inc *	15,565	881,208
Baloise Holding AG	2,613	472,915
Banque Cantonale Vaudoise	158	128,973
Barry Callebaut AG	166	366,443
Chocoladefabriken Lindt & Spruengli AG	4	353,379
Cie Financiere Richemont SA	11,466	896,078
Clariant AG	10,138	226,568
Coca-Cola HBC AG	8,243	280,179
Credit Suisse Group AG	59,172	799,868
EMS-Chemie Holding AG	333	218,926
Flughafen Zurich AG	590	107,693
Geberit AG	1,053	591,029
Givaudan SA	282	883,504
Glencore PLC	339,194	1,056,154
Helvetia Holding AG	1,037	146,475
IWG PLC	40,842	236,526
Julius Baer Group Ltd	11,543	595,075
Kuehne + Nagel International AG	1,969	332,105
LafargeHolcim Ltd (XVTX)	11,407	632,831
Logitech International SA	8,898	420,144
Lonza Group AG	3,302	1,204,594
Nestle SA	86,188	9,331,161
Novartis AG	55,762	5,280,080
Novartis AG ADR	3,503	331,699
Partners Group Holding AG	612	560,914
Roche Holding AG	22,441	7,285,385
Schindler Holding AG	1,200	293,871
SGS SA	184	503,916
Sika AG	4,771	895,972
Sonova Holding AG	1,822	416,525
STMicroelectronics NV	39,129	1,055,724
STMicroelectronics NV ‘NY’	5,400	145,314
Straumann Holding AG	326	319,784
Swiss Life Holding AG	1,496	750,498
Swiss Prime Site AG	3,554	411,177
Swiss Re AG	6,998	786,172
Swisscom AG	2,140	1,132,864
Temenos AG	3,132	495,449
The Swatch Group AG	1,347	376,090
The Swatch Group AG - Registered	2,209	116,856
UBS Group AG *	50,296	632,724
UBS Group AG (XVTX)	37,929	478,641
Vifor Pharma AG	2,184	398,592
Zurich Insurance Group AG	3,536	1,450,464

		45,939,125

United Arab Emirates - 0.0%

NMC Health PLC	4,009	93,928

United Kingdom - 12.8%

3i Group PLC	37,659	548,003
Admiral Group PLC	8,715	266,316
Ashtead Group PLC	20,765	663,955
Associated British Foods PLC	11,664	401,252
AstraZeneca PLC ADR	82,313	4,104,126
Auto Trader Group PLC ~	52,445	414,166
AVEVA Group PLC	1,553	95,809
Aviva PLC	162,941	904,412
B&M European Value Retail SA	33,112	179,673
BAE Systems PLC	108,308	810,936
Barclays PLC	41,798	99,666
Barclays PLC ADR	84,771	807,020

	Shares	Value
Barratt Developments PLC	44,315	$438,782
Bellway PLC	6,832	344,829
Berkeley Group Holdings PLC	6,523	419,835
BP PLC	45,205	284,376
BP PLC ADR	119,236	4,499,967
British American Tobacco PLC	25,244	1,072,922
British American Tobacco PLC ADR	26,208	1,112,792
BT Group PLC	499,975	1,274,031
Bunzl PLC	11,064	302,608
Burberry Group PLC	15,458	451,305
Centrica PLC	224,811	265,922
CK Hutchison Holdings Ltd	99,280	946,683
CNH Industrial NV	33,655	369,528
Coca-Cola European Partners PLC	10,496	525,681
Compass Group PLC	51,403	1,288,250
Croda International PLC	5,247	356,422
DCC PLC	2,261	196,117
Diageo PLC ADR	18,726	3,153,833
Direct Line Insurance Group PLC	109,423	452,743
DS Smith PLC	78,486	399,190
easyJet PLC	8,194	154,349
Experian PLC	30,254	1,025,594
Fiat Chrysler Automobiles NV	87,503	1,295,327
G4S PLC	17,490	50,579
GlaxoSmithKline PLC	1,836	43,141
GlaxoSmithKline PLC ADR	73,234	3,441,266
GVC Holdings PLC	25,197	295,110
Halma PLC	20,732	580,551
Hargreaves Lansdown PLC	11,352	291,192
Hiscox Ltd	9,418	177,645
HomeServe PLC	13,229	221,492
HSBC Holdings PLC	24,082	188,524
HSBC Holdings PLC ADR	86,379	3,376,555
Imperial Brands PLC	33,350	825,088
Informa PLC	36,524	415,410
InterContinental Hotels Group PLC	2,022	138,941
InterContinental Hotels Group PLC ADR	2,767	190,010
Intermediate Capital Group PLC	8,731	186,223
International Consolidated Airlines Group SA	40,150	332,208
Intertek Group PLC	5,159	399,761
ITV PLC	219,113	438,396
J Sainsbury PLC	83,112	253,429
JD Sports Fashion PLC	20,733	230,293
Johnson Matthey PLC	8,956	356,103
Just Eat PLC *	18,602	205,810
Kingfisher PLC	111,306	320,420
Legal & General Group PLC	245,598	986,581
Lloyds Banking Group PLC	1,645,224	1,362,937
Lloyds Banking Group PLC ADR	57,465	190,209
London Stock Exchange Group PLC	10,584	1,087,739
M&G PLC *	10,345	32,503
Marks & Spencer Group PLC	116,331	329,852
Meggitt PLC	37,574	327,268
Melrose Industries PLC	192,041	611,693
Micro Focus International PLC	8,871	124,510
Mondi PLC	13,559	317,947
National Grid PLC	26,534	331,600
National Grid PLC ADR	10,112	633,719
Next PLC	4,473	416,806
Ocado Group PLC *	7,669	130,120
Pearson PLC	14,672	123,950
Pearson PLC ADR	15,054	126,905
Pennon Group PLC	3,477	47,161
Persimmon PLC	17,159	612,904
Phoenix Group Holdings PLC	29,822	296,272
Prudential PLC	10,345	198,217
Prudential PLC ADR	17,498	666,499
Reckitt Benckiser Group PLC	14,538	1,180,900
RELX PLC	37,392	943,231

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-106

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
RELX PLC ADR	21,073	$532,515
Rentokil Initial PLC	78,389	469,830
Rightmove PLC	48,028	403,010
Rolls-Royce Holdings PLC *	52,679	476,113
Royal Bank of Scotland Group PLC	16,107	51,670
Royal Bank of Scotland Group PLC ADR	42,754	275,336
RSA Insurance Group PLC	44,280	331,865
Schroders PLC	2,688	118,692
Schroders PLC - Non-Voting	1,879	62,625
Severn Trent PLC	10,552	351,526
Smith & Nephew PLC	24,457	589,432
Smith & Nephew PLC ADR	1,812	87,103
Smiths Group PLC	10,142	226,523
Spirax-Sarco Engineering PLC	2,764	325,360
SSE PLC	37,525	715,686
St James’s Place PLC	28,052	432,414
Standard Chartered PLC	107,432	1,012,341
Standard Life Aberdeen PLC	104,289	453,722
Subsea 7 SA	14,359	171,778
Taylor Wimpey PLC	247,856	635,520
Tesco PLC	308,001	1,040,930
The Sage Group PLC	36,903	366,103
The Weir Group PLC	8,291	165,820
Travis Perkins PLC	3,909	82,949
Unilever NV	12,940	742,635
Unilever NV ‘NY’	35,689	2,050,690
Unilever PLC	2,665	152,552
Unilever PLC ADR	31,825	1,819,435
United Utilities Group PLC	19,816	247,975
Vodafone Group PLC	569,168	1,104,967
Vodafone Group PLC ADR	13,130	253,803
Whitbread PLC	5,174	332,060
Wm Morrison Supermarkets PLC	127,056	336,260
WPP PLC	53,083	746,998
WPP PLC ADR	2,647	186,058

		71,316,386

United States - 0.5%

Bausch Health Cos Inc *	12,459	372,807
BRP Inc	1,000	45,558
Burford Capital Ltd	2,698	25,429
Carnival PLC	1,157	55,459
Carnival PLC ADR	3,092	148,911
Ferguson PLC	8,703	792,032
James Hardie Industries PLC	18,478	361,142
QIAGEN NV *	6,766	230,540
Waste Connections Inc	5,841	530,338

		2,562,216

Zambia - 0.1%

First Quantum Minerals Ltd	34,740	352,336

Total Common Stocks (Cost $484,601,361)		550,326,068

	Principal Amount	Value

SHORT-TERM INVESTMENT - 0.2%

Repurchase Agreement - 0.2%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $920,287; collateralized by U.S. Treasury Notes: 2.875% due 08/15/28 and value $943,373)	$920,274	$920,274

Total Short-Term Investment (Cost $920,274)		920,274

TOTAL INVESTMENTS - 99.3% (Cost $488,854,940)		554,499,993

OTHER ASSETS & LIABILITIES, NET - 0.7%		3,759,177

NET ASSETS - 100.0%		$558,259,170

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	22.5%
Financial	19.3%
Consumer, Cyclical	14.5%
Industrial	14.0%
Basic Materials	8.3%
Energy	6.4%
Communications	6.2%
Technology	4.2%
Utilities	3.5%
Others (each less than 3.0%)	0.4%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

(b)	As of December 31, 2019, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	23.0%
United Kingdom	12.8%
France	9.6%
Canada	8.8%
Switzerland	8.2%
Germany	7.6%
Australia	6.8%
Netherlands	3.7%
Others (each less than 3.0%)	18.8%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-107

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$23,319	$23,319	$-	$-
	Preferred Stocks	3,230,332	-	3,230,332	-
	Common Stocks
	Australia	37,984,732	3,651,711	34,333,021	-
	Austria	1,151,122	67,700	1,083,422	-
	Belgium	5,724,794	296,472	5,428,322	-
	Cambodia	213,072	-	213,072	-
	Canada	48,935,538	48,679,156	256,382	-
	Chile	485,561	253,916	231,645	-
	China	1,015,254	-	1,015,254	-
	Colombia	218,172	-	218,172	-
	Denmark	9,426,679	3,429,564	5,997,115	-
	Finland	6,746,782	1,197,140	5,549,642	-
	France	53,398,433	631,702	52,766,731	-
	Germany	39,913,667	3,626,129	36,287,538	-
	Hong Kong	13,771,821	293,578	13,478,243	-
	Ireland	3,632,614	2,941,345	691,269	-
	Israel	2,641,638	548,593	2,093,045	-
	Italy	10,027,560	195,853	9,831,707	-
	Japan	128,422,128	2,372,021	126,050,107	-
	Jordan	221,210	-	221,210	-
	Luxembourg	1,595,681	942,032	653,649	-
	Macau	1,308,039	-	1,308,039	-
	Mexico	76,685	-	76,685	-
	Netherlands	20,697,826	8,673,822	12,024,004	-
	New Zealand	2,204,001	108,464	2,095,537	-
	Norway	4,202,606	110,202	4,092,404	-
	Portugal	831,891	-	831,891	-
	Russia	61,704	-	61,704	-
	Singapore	5,878,857	-	5,878,857	-
	South Africa	1,559,572	-	1,559,572	-
	Spain	13,203,622	618,593	12,585,029	-
	Sweden	14,510,816	1,082,535	13,428,281	-
	Switzerland	45,939,125	2,228,082	43,711,043	-
	United Arab Emirates	93,928	-	93,928	-
	United Kingdom	71,316,386	30,436,115	40,880,271	-
	United States	2,562,216	1,097,614	1,464,602	-
	Zambia	352,336	352,336	-	-

	Total Common Stocks	550,326,068	113,834,675	436,491,393	-

	Short-Term Investment	920,274	-	920,274	-

	Total	$554,499,993	$113,857,994	$440,641,999	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-109

B-108

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms

December 31, 2019

Explanation of Symbols:
*	Non-income producing investments.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2019. Interest rates for certain securities are subject to interest rate caps and floors, which would result in a period end rate being more, less, or equal to the referenced rate plus spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
Y	Issuer filed bankruptcy and/or is in default as of December 31, 2019.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
Ω	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees (the ‘Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940.
>>	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
±	Investments categorized as a significant unobservable input (Level 3).

Reference Rate Abbreviations:
LIBOR	London Interbank Offered Rate

Currency Abbreviations:
USD	United States Dollar

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
‘NY’	New York Shares
PIK	Payment In Kind
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Notes:

For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

The countries listed in the Schedules of Investments are based on country of risk.

The sectors listed in the Schedules of Investments are obtained from a third party source (that is not affiliated with the Trust or the investment adviser) believed to be reliable. Sector names and weightings could be different if obtained from another source.

See Notes to Financial Statements

B-109

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

	PD 1-3 Year Corporate Bond Portfolio	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio	PD Large-Cap Growth Index Portfolio	PD Large-Cap Value Index Portfolio	PD Small-Cap Growth Index Portfolio
ASSETS
Investments, at value (excluding derivatives)	$239,911,721	$912,339,071	$359,565,230	$785,318,050	$788,516,491	$61,458,968
Repurchase agreements, at value	-	-	-	2,399,409	11,675,029	383,715
Cash	-	709	98,250	55,012	271,276	149
Cash (segregated for derivative investments)	-	-	-	110,000	489,000	14,000
Receivables:
Dividends and interest	1,951,407	5,234,137	5,807,378	470,044	1,464,893	28,539
Fund shares sold	142,201	658,595	111,062	-	20,757	5,608
Securities sold	3,698,826	1,144,638	-	-	-	12,318
Variation margin on futures contracts	-	-	-	7,128	30,485	706
Prepaid expenses and other assets	106	388	164	335	342	25
Total Assets	245,704,261	919,377,538	365,582,084	788,359,978	802,468,273	61,904,028
LIABILITIES
Payables:
Fund shares redeemed	-	-	128	29,752	16,100	1,235
Securities purchased	5,235,472	21,619,892	653,492	-	535,019	40,226
Accrued advisory fees	33,067	107,523	55,250	84,197	85,699	7,304
Accrued support service expenses	3,832	14,361	5,742	12,358	12,540	983
Accrued custodian, and portfolio accounting and tax fees	45,931	174,796	78,462	45,141	45,610	21,943
Accrued shareholder report expenses	5,264	20,914	7,284	16,528	16,915	1,244
Accrued trustees’ fees and expenses and deferred compensation	3,577	16,806	4,230	11,053	11,931	1,586
Accrued other	6,103	17,853	7,720	23,911	22,926	2,742
Total Liabilities	5,333,246	21,972,145	812,308	222,940	746,740	77,263
NET ASSETS	$240,371,015	$897,405,393	$364,769,776	$788,137,038	$801,721,533	$61,826,765
NET ASSETS CONSIST OF:
Paid-in capital	$219,701,311	$732,514,411	$290,145,994	$251,188,037	$389,501,738	($10,612,226)
Undistributed/accumulated earnings (deficit)	20,669,704	164,890,982	74,623,782	536,949,001	412,219,795	72,438,991
NET ASSETS	$240,371,015	$897,405,393	$364,769,776	$788,137,038	$801,721,533	$61,826,765
Shares outstanding, $.001 par value (unlimited shares authorized)	21,715,989	67,660,329	21,480,758	16,873,893	23,826,053	1,811,263
Net Asset Value Per Share	$11.07	$13.26	$16.98	$46.71	$33.65	$34.13

Investments, at cost (excluding derivatives)	$236,773,042	$880,121,766	$352,520,534	$459,222,953	$657,897,700	$52,798,095
Repurchase agreements, at cost	-	-	-	2,399,409	11,675,029	383,715

See Notes to Financial Statements

C-1

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	PD Small-Cap Value Index Portfolio	PD Emerging Markets Portfolio	PD International Large-Cap Portfolio
ASSETS
Investments, at value (excluding derivatives)	$61,564,735	$203,013,696	$553,579,719
Repurchase agreements, at value	254,956	-	920,274
Cash	-	-	4,420
Cash (segregated for derivative investments)	10,400	-	-
Foreign currency held, at value	-	549,770	1,046,561
Receivables:
Dividends and interest	119,269	263,626	2,778,030
Fund shares sold	6,947	-	101,821
Securities sold	358	476,498	64,643
Variation margin on futures contracts	863	-	-
Prepaid expenses and other assets	25	83	234
Total Assets	61,957,553	204,303,673	558,495,702
LIABILITIES
Payables:
Fund shares redeemed	1,675	11,775	7,112
Securities purchased	98,667	-	-
Due to custodian	405	117,525	-
Accrued advisory fees	7,249	69,747	97,903
Accrued support service expenses	962	3,081	8,718
Accrued custodian, and portfolio accounting and tax fees	23,409	65,712	88,884
Accrued shareholder report expenses	1,477	4,356	12,263
Accrued trustees’ fees and expenses and deferred compensation	2,333	3,131	8,898
Accrued foreign capital gains tax	-	124,799	-
Accrued other	1,405	5,967	12,754
Total Liabilities	137,582	406,093	236,532
NET ASSETS	$61,819,971	$203,897,580	$558,259,170
NET ASSETS CONSIST OF:
Paid-in capital	($27,672,901)	$152,561,546	$395,173,396
Undistributed/accumulated earnings (deficit)	89,492,872	51,336,034	163,085,774
NET ASSETS	$61,819,971	$203,897,580	$558,259,170
Shares outstanding, $.001 par value (unlimited Class P shares authorized)	2,276,455	10,964,735	27,823,042
Net Asset Value Per Share	$27.16	$18.60	$20.06

Investments, at cost (excluding derivatives)	$59,471,566	$175,274,733	$487,934,666
Repurchase agreements, at cost	254,956	-	920,274
Foreign currency held, at cost	-	548,435	1,033,933

See Notes to Financial Statements

C-2

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

	PD 1-3 Year Corporate Bond Portfolio	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio	PD Large-Cap Growth Index Portfolio	PD Large-Cap Value Index Portfolio	PD Small-Cap Growth Index Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$-	$-	$-	$9,118,353	$19,678,436	$416,813
Interest, net of foreign taxes withheld	6,510,946	25,313,886	19,356,565	22,257	17,264	3,426
Other	-	300	-	-	-	-
Total Investment Income	6,510,946	25,314,186	19,356,565	9,140,610	19,695,700	420,239

EXPENSES
Advisory fees	375,296	1,284,510	589,980	922,925	943,352	75,866
Support services expenses	14,686	58,222	20,354	46,172	47,127	3,491
Custodian fees and expenses	4,387	59,783	6,155	18,353	14,984	10,417
Portfolio accounting and tax fees	105,770	363,817	181,551	90,536	95,379	42,764
Shareholder report expenses	4,378	15,907	6,904	13,866	13,950	850
Legal and audit fees	7,911	31,238	11,030	25,008	25,478	1,904
Trustees’ fees and expenses	4,333	17,241	5,982	13,654	13,918	1,030
Interest expense	-	1,747	374	9,232	452	13
Licensing fee	-	-	-	68,570	70,050	5,182
Other	2,570	11,541	3,108	12,465	12,879	979
Total Expenses	519,331	1,844,006	825,438	1,220,781	1,237,569	142,496
NET INVESTMENT INCOME (LOSS)	5,991,615	23,470,180	18,531,127	7,919,829	18,458,131	277,743

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	28,911	716,615	(2,049,111)	61,521,757	43,178,583	1,663,435
Foreign currency transactions	-	-	-	-	4	-
Futures contract transactions	-	-	-	1,037,138	1,350,070	56,878
Net Realized Gain (Loss)	28,911	716,615	(2,049,111)	62,558,895	44,528,657	1,720,313

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	4,957,633	49,204,055	20,200,097	145,307,220	103,795,017	9,572,800
Foreign currencies	-	-	-	-	24	-
Futures contracts	-	-	-	146,813	163,892	20,522
Change in Net Unrealized Appreciation (Depreciation)	4,957,633	49,204,055	20,200,097	145,454,033	103,958,933	9,593,322
NET GAIN (LOSS)	4,986,544	49,920,670	18,150,986	208,012,928	148,487,590	11,313,635
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,978,159	$73,390,850	$36,682,113	$215,932,757	$166,945,721	$11,591,378

Foreign taxes withheld on dividends and interest	$354	$-	$-	$1,675	$12,155	$140

See Notes to Financial Statements

C-3

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	PD Small-Cap Value Index Portfolio	PD Emerging Markets Portfolio	PD International Large-Cap Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,434,978	$5,922,267	$16,755,640
Interest, net of foreign taxes withheld	4,131	1,800	4,189
Total Investment Income	1,439,109	5,924,067	16,759,829

EXPENSES
Advisory fees	89,629	788,641	1,115,661
Support services expenses	4,111	12,063	34,193
Custodian fees and expenses	11,943	93,154	84,524
Portfolio accounting and tax fees	45,843	84,644	119,280
Shareholder report expenses	597	3,376	9,816
Legal and audit fees	2,225	6,516	18,454
Trustees’ fees and expenses	1,227	3,577	10,146
Interest expense	292	1,079	3,753
Licensing fee	6,118	-	-
Other	1,265	6,446	9,572
Total Expenses	163,250	999,496	1,405,399
NET INVESTMENT INCOME (LOSS)	1,275,859	4,924,571	15,354,430

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions, net of foreign capital gains tax withheld	3,783,416	3,559,201	5,913,481
Foreign currency transactions	-	4,561	3,903
Futures contract transactions	186,091	174,815	-
Net Realized Gain (Loss)	3,969,507	3,738,577	5,917,384

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities, net of deferred foreign capital gains tax	9,988,775	20,980,582	86,342,114
Foreign currencies	32	1,166	40,725
Futures contracts	44,463	-	-
Change in Net Unrealized Appreciation (Depreciation)	10,033,270	20,981,748	86,382,839
NET GAIN (LOSS)	14,002,777	24,720,325	92,300,223
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,278,636	$29,644,896	$107,654,653

Foreign taxes withheld on dividends and interest	$647	$780,225	$1,834,577
Foreign capital gains tax withheld	-	1	-
Change in deferred foreign capital gains tax	-	(12,922)	-

See Notes to Financial Statements

C-4

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
	PD 1-3 Year Corporate Bond Portfolio		PD Aggregate Bond Index Portfolio		PD High Yield Bond Market Portfolio
OPERATIONS
Net investment income (loss)	$5,991,615	$4,685,067	$23,470,180	$27,169,096	$18,531,127	$11,268,236
Net realized gain (loss)	28,911	(1,104,995)	716,615	(2,502,580)	(2,049,111)	401,624
Change in net unrealized appreciation (depreciation)	4,957,633	(725,565)	49,204,055	(26,057,259)	20,200,097	(16,440,660)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,978,159	2,854,507	73,390,850	(1,390,743)	36,682,113	(4,770,800)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	32,254,435	9,715,805	39,742,074	65,942,157	163,536,635	6,928,178
Cost of shares repurchased	(14,052,078)	(13,587,930)	(248,960,993)	(59,532,391)	(18,777,802)	(10,280,452)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	18,202,357	(3,872,125)	(209,218,919)	6,409,766	144,758,833	(3,352,274)
NET INCREASE (DECREASE) IN NET ASSETS	29,180,516	(1,017,618)	(135,828,069)	5,019,023	181,440,946	(8,123,074)

NET ASSETS
Beginning of Year	211,190,499	212,208,117	1,033,233,462	1,028,214,439	183,328,830	191,451,904
End of Year	$240,371,015	$211,190,499	$897,405,393	$1,033,233,462	$364,769,776	$183,328,830

	PD Large-Cap Growth Index Portfolio		PD Large-Cap Value Index Portfolio		PD Small-Cap Growth Index Portfolio
OPERATIONS
Net investment income (loss)	$7,919,829	$7,776,753	$18,458,131	$17,040,498	$277,743	$275,551
Net realized gain (loss)	62,558,895	45,445,906	44,528,657	29,472,060	1,720,313	23,490,273
Change in net unrealized appreciation (depreciation)	145,454,033	(57,832,928)	103,958,933	(101,931,965)	9,593,322	(26,273,198)
Net Increase (Decrease) in Net Assets Resulting from Operations	215,932,757	(4,610,269)	166,945,721	(55,419,407)	11,591,378	(2,507,374)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	61,629,747	60,405,410	64,625,926	25,589,474	17,924,788	5,332,069
Cost of shares repurchased	(85,966,135)	(74,339,345)	(50,619,255)	(43,141,521)	(3,587,556)	(80,226,390)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(24,336,388)	(13,933,935)	14,006,671	(17,552,047)	14,337,232	(74,894,321)
NET INCREASE (DECREASE) IN NET ASSETS	191,596,369	(18,544,204)	180,952,392	(72,971,454)	25,928,610	(77,401,695)

NET ASSETS
Beginning of Year	596,540,669	615,084,873	620,769,141	693,740,595	35,898,155	113,299,850
End of Year	$788,137,038	$596,540,669	$801,721,533	$620,769,141	$61,826,765	$35,898,155

	PD Small-Cap Value Index Portfolio		PD Emerging Markets Portfolio		PD International Large-Cap Portfolio
OPERATIONS
Net investment income (loss)	$1,275,859	$2,129,622	$4,924,571	$4,047,011	$15,354,430	$14,927,914
Net realized gain (loss)	3,969,507	18,323,630	3,738,577	2,703,911	5,917,384	6,633,049
Change in net unrealized appreciation (depreciation)	10,033,270	(36,714,453)	20,981,748	(36,364,065)	86,382,839	(105,614,655)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,278,636	(16,261,201)	29,644,896	(29,613,143)	107,654,653	(84,053,692)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	4,546,920	9,232,171	15,636,818	26,571,106	16,589,324	146,194,282
Cost of shares repurchased	(38,426,807)	(106,893,073)	(36,214,882)	(12,876,874)	(95,193,093)	(15,713,304)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(33,879,887)	(97,660,902)	(20,578,064)	13,694,232	(78,603,769)	130,480,978
NET INCREASE (DECREASE) IN NET ASSETS	(18,601,251)	(113,922,103)	9,066,832	(15,918,911)	29,050,884	46,427,286

NET ASSETS
Beginning of Year	80,421,222	194,343,325	194,830,748	210,749,659	529,208,286	482,781,000
End of Year	$61,819,971	$80,421,222	$203,897,580	$194,830,748	$558,259,170	$529,208,286

See Notes to Financial Statements

C-5

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions	Expenses After Reductions (3)	Net Investment Income (Loss)	Total Returns	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PD 1-3 Year Corporate Bond
2019	$10.55	$0.28	$0.24	$0.52	$-	$-	$-	$11.07	0.23%	0.23%	2.62%	4.96%	$240,371	53%
2018	10.41	0.23	(0.09)	0.14	-	-	-	10.55	0.23%	0.23%	2.17%	1.33%	211,190	56%
2017	10.25	0.17	(0.01)	0.16	-	-	-	10.41	0.23%	0.23%	1.68%	1.50%	212,208	57%
2016	10.07	0.15	0.03	0.18	-	-	-	10.25	0.23%	0.23%	1.47%	1.80%	175,231	57%
2015	10.01	0.12	(0.06)	0.06	-	-	-	10.07	0.23%	0.23%	1.15%	0.65%	166,713	52%
PD Aggregate Bond Index
2019	$12.23	$0.33	$0.70	$1.03	$-	$-	$-	$13.26	0.20%	0.20%	2.58%	8.43%	$897,405	32%
2018	12.25	0.31	(0.33)	(0.02)	-	-	-	12.23	0.20%	0.20%	2.61%	(0.14%)	1,033,233	43%
2017	11.85	0.28	0.12	0.40	-	-	-	12.25	0.20%	0.20%	2.32%	3.37%	1,028,214	55%
2016	11.58	0.26	0.01	0.27	-	-	-	11.85	0.20%	0.20%	2.18%	2.34%	868,896	52%
2015	11.54	0.24	(0.20)	0.04	-	-	-	11.58	0.19%	0.19%	2.10%	0.39%	816,901	69%
PD High Yield Bond Market
2019	$14.84	$0.95	$1.19	$2.14	$-	$-	$-	$16.98	0.26%	0.26%	5.84%	14.39%	$364,770	27%
2018	15.24	0.89	(1.29)	(0.40)	-	-	-	14.84	0.31%	0.31%	5.82%	(2.57%)	183,329	24%
2017	14.25	0.85	0.14	0.99	-	-	-	15.24	0.32%	0.32%	5.68%	6.93%	191,452	26%
2016	12.20	0.80	1.25	2.05	-	-	-	14.25	0.34%	0.34%	6.06%	16.79%	156,806	23%
2015	12.81	0.75	(1.36)	(0.61)	-	-	-	12.20	0.35%	0.35%	5.85%	(4.74%)	132,108	42%
PD Large-Cap Growth Index
2019	$34.32	$0.45	$11.94	$12.39	$-	$-	$-	$46.71	0.17%	0.17%	1.10%	36.10%	$788,137	26%
2018	34.94	0.44	(1.06)	(0.62)	-	-	-	34.32	0.17%	0.17%	1.17%	(1.78%)	596,541	23%
2017	26.90	0.39	7.65	8.04	-	-	-	34.94	0.18%	0.18%	1.25%	29.90%	615,085	20%
2016	25.16	0.37	1.37	1.74	-	-	-	26.90	0.17%	0.17%	1.46%	6.91%	470,206	16%
2015	23.87	0.34	0.95	1.29	-	-	-	25.16	0.16%	0.16%	1.39%	5.40%	434,271	18%
PD Large-Cap Value Index
2019	$26.64	$0.77	$6.24	$7.01	$-	$-	$-	$33.65	0.17%	0.17%	2.51%	26.32%	$801,722	21%
2018	29.08	0.71	(3.15)	(2.44)	-	-	-	26.64	0.17%	0.17%	2.46%	(8.41%)	620,769	20%
2017	25.63	0.62	2.83	3.45	-	-	-	29.08	0.18%	0.18%	2.31%	13.48%	693,741	18%
2016	21.90	0.59	3.14	3.73	-	-	-	25.63	0.16%	0.16%	2.55%	17.00%	564,780	25%
2015	22.76	0.51	(1.37)	(0.86)	-	-	-	21.90	0.16%	0.16%	2.29%	(3.77%)	506,423	19%
PD Small-Cap Growth Index
2019	$26.64	$0.16	$7.33	$7.49	$-	$-	$-	$34.13	0.26%	0.26%	0.51%	28.15%	$61,827	43%
2018	29.40	0.14	(2.90)	(2.76)	-	-	-	26.64	0.25%	0.25%	0.47%	(9.42%)	35,898	40%
2017	24.11	0.16	5.13	5.29	-	-	-	29.40	0.23%	0.23%	0.62%	21.95%	113,300	33%
2016	21.67	0.18	2.26	2.44	-	-	-	24.11	0.20%	0.20%	0.81%	11.27%	137,759	40%
2015	22.02	0.13	(0.48)	(0.35)	-	-	-	21.67	0.19%	0.19%	0.55%	(1.60%)	113,020	36%
PD Small-Cap Value Index
2019	$22.25	$0.50	$4.41	$4.91	$-	$-	$-	$27.16	0.25%	0.25%	1.99%	22.06%	$61,820	37%
2018	25.56	0.47	(3.78)	(3.31)	-	-	-	22.25	0.22%	0.22%	1.81%	(12.97%)	80,421	37%
2017	23.76	0.44	1.36	1.80	-	-	-	25.56	0.21%	0.21%	1.83%	7.59%	194,343	37%
2016	18.09	0.42	5.25	5.67	-	-	-	23.76	0.19%	0.19%	2.13%	31.35%	227,623	35%
2015	19.56	0.38	(1.85)	(1.47)	-	-	-	18.09	0.19%	0.19%	2.00%	(7.50%)	145,971	31%
PD Emerging Markets
2019	$16.07	$0.45	$2.08	$2.53	$-	$-	$-	$18.60	0.53%	0.53%	2.59%	15.75%	$203,898	16%
2018	18.63	0.35	(2.91)	(2.56)	-	-	-	16.07	0.52%	0.52%	1.98%	(13.77%)	194,831	13%
2017	13.65	0.28	4.70	4.98	-	-	-	18.63	0.53%	0.53%	1.70%	36.49%	210,750	13%
2016	12.20	0.24	1.21	1.45	-	-	-	13.65	0.58%	0.58%	1.78%	11.93%	127,550	13%
2015	14.51	0.24	(2.55)	(2.31)	-	-	-	12.20	0.62%	0.62%	1.74%	(15.96%)	114,358	25%

See Notes to Financial Statements	See explanation of references on C-7

C-6

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (2)
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions	Expenses After Reductions (3)	Net Investment Income (Loss)	Total Returns	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PD International Large-Cap
2019	$16.49	$0.53	$3.04	$3.57	$-	$-	$-	$20.06	0.26%	0.26%	2.88%	21.68%	$558,259	10%
2018	19.28	0.50	(3.29)	(2.79)	-	-	-	16.49	0.26%	0.26%	2.67%	(14.44%)	529,208	8%
2017	15.41	0.45	3.42	3.87	-	-	-	19.28	0.26%	0.26%	2.59%	25.07%	482,781	10%
2016	14.94	0.42	0.05	0.47	-	-	-	15.41	0.26%	0.26%	2.83%	3.14%	441,188	6%
2015	15.43	0.40	(0.89)	(0.49)	-	-	-	14.94	0.26%	0.26%	2.56%	(3.14%)	397,781	6%

(1)	Per share amounts have been calculated using the average shares method.
(2)	No dividend and capital gain distributions have been made by the Funds under the current dividend and distribution policy.
(3)	The ratios of expenses after expense reductions to average daily net assets are after adviser expense reimbursements, if any.

See Notes to Financial Statements

C-7

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Select Fund (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified, open- end, investment management company. The Trust was organized on May 4, 1987 as a Massachusetts business trust (the “Massachusetts Trust”) and was reorganized as a Delaware statutory trust on June 30, 2016. In connection with other actions taken to accomplish the reorganization, the Massachusetts Trust, as sole initial shareholder of each Fund of the Trust, approved all material agreements of the Trust, including the investment advisory and sub-advisory agreements. These agreements were also approved by the initial Trustees of the Trust, who served as the Trustees of the Massachusetts Trust prior to the reorganization.

Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”) serves as investment adviser to the Trust. As of December 31, 2019, the Trust was comprised of fifty-three separate funds, nine of which are presented in these financial statements (each individually a “Fund,” and collectively the “Funds” or the “Pacific Dynamix Underlying Funds”): PD 1-3 Year Corporate Bond Portfolio, PD Aggregate Bond Index Portfolio, PD High Yield Bond Market Portfolio, PD Large-Cap Growth Index Portfolio, PD Large-Cap Value Index Portfolio, PD Small-Cap Growth Index Portfolio, PD Small-Cap Value Index Portfolio, PD Emerging Markets Portfolio, and PD International Large-Cap Portfolio.

The Pacific Dynamix Underlying Funds currently offer Class P shares only.

Presently, only the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth, and Pacific Dynamix — Growth Portfolios (collectively, the “Pacific Dynamix Portfolios”), the Investment Adviser and certain of its affiliates can invest in the Pacific Dynamix Underlying Funds.

There is a separate annual report containing the financial statements for the Pacific Dynamix Portfolios, which is available without charge. For information on how to obtain the annual report for the Pacific Dynamix Portfolios, see the Where to Go for More Information section of this report on page F-21.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

Each Pacific Dynamix Underlying Fund presented in these financial statements is treated as a partnership for Federal income tax purposes. As partnerships, none of these Funds are required to distribute taxable income and capital gains for Federal income tax purposes. No dividend and capital gain distributions have been made by the Pacific Dynamix Underlying Funds under the current dividend and distribution policy.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. EXPENSE ALLOCATION

General expenses of the Trust are allocated to each Fund in proportion to its relative average daily net assets. Expenses directly attributable to a particular Fund are charged directly to that Fund.

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E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund including legal, printing, and support services. All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which amends the amortization period for certain callable debt securities purchased at a premium, shortening the period to the earliest call date. ASU 2017-08 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management evaluated the impact and concluded that the ASU does not have a material impact on the financial statements or disclosures.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. DETERMINATION OF NET ASSET VALUE (“NAV”)

Each Fund presented in these financial statements is divided into shares. The price per share of a Fund’s shares is called its NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a NYSE scheduled holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust generally uses the official closing price or last reported sale price from an exchange as of the scheduled closing time of the NYSE and does not normally take into account trading, clearances or settlements that take place after the scheduled close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Trust generally uses the official closing price or the last reported sale price from the principal foreign exchanges, which may be earlier than the scheduled close of the NYSE. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the scheduled close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures Contracts, Option Contracts, and Swap Agreements

Exchange traded futures contracts, option contracts, and swap agreements are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers. Exchange traded futures contracts, option contracts, and swap agreements for which no approved pricing services are available, are generally valued using the settlement price determined by the relevant exchange.

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Over-the-Counter (“OTC”) Investments

OTC investments (including forward commitments, swap agreements and option contracts) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are valued using industry pricing models, broker quotes or other methodologies pursuant to the Trust’s Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from approved pricing services.

Domestic and Foreign Debt Investments

Debt investments, including short-term debt, are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy.

Investments in Mutual Funds and Variable Insurance Trusts

Fund investments in affiliated or unaffiliated mutual funds (and/or variable insurance trusts) are valued at their respective published NAVs.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy, these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, benchmark, proxy and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of Pacific Life Insurance Company and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

● Level 1 – Quoted	prices (unadjusted) in active markets for identical investments
● Level 2 – Significant	observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data
● Level 3 – Significant	unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange- traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board (as described in Note 3C) and based on significant observable inputs are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. A summary of each Fund’s investments as of December 31, 2019, as categorized under the three-tier hierarchy of inputs, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

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Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective published NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic, and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

4. INVESTMENTS AND RISKS

General Investment Risk

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risk

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may

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adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

LIBOR Phaseout Risk

In 2017, the United Kingdom’s Financial Conduct Authority, which regulates London Interbank Offered Rate (“LIBOR”), announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other Interbank Offered Rates (“IBOR”) were susceptible to manipulation. Replacement rates for various IBORs have been identified and include the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities.

While various regulators and industry bodies are working globally on transitioning to selected alternative rates, there remains uncertainty regarding the future utilization of LIBOR and other IBORs, including the transition to, and nature of, any selected replacement rates. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to a Fund.

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk and liquidity risk, which may affect their value. Many debt securities give the issuer the right to redeem (“call”) the security prior to maturity. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment in the security and may be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the called security. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short- term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

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Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets. Risk may be more enhanced for investments in or exposure to investments in frontier market countries.

The Funds may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. While the United Kingdom stopped being a member of the European Union as of January 31, 2020, the exact time frame for the full implementation of the Brexit transition is unknown and may change. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU, and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of the Funds’ investments.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk, frontier markets risk, and geographic focus risk, among other risks.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities could include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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NOTES TO FINANCIAL STATEMENTS (Continued)

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis, including To Be Announced (“TBA”) securities. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions Risk

Certain Funds may purchase or sell securities on a delayed-delivery basis, including TBA securities. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed- delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Investment Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that the Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest.

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to the Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied.

Segregation and Collateral Risk

If a Fund engages in certain transactions such as derivative investments, repurchase agreements, or repurchase-to-maturity transactions accounted for as secured borrowings, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/ or the manager of the Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar

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NOTES TO FINANCIAL STATEMENTS (Continued)

rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin is deposited with a futures broker upon entering into futures contracts and can be funded with either cash or securities, in accordance with the initial margin requirements of the broker or the exchange.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the following Funds entered into futures contracts for the reasons described: The PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, and PD Small-Cap Value Index Portfolios utilized futures contracts to provide market exposure proportionate to the size of each Fund’s cash flows and residual cash balances. The PD Emerging Markets Portfolio entered into exchange traded index futures to equitize large flows of cash.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities. An exchange traded investment’s value reflects the cumulative value. Only the current day’s variation margin is reported on the Statements of Assets and Liabilities.

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Equity contracts	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts

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NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of fair values of investments in equity futures contracts disclosed in the Trust’s Statements of Assets and Liabilities, as of December 31, 2019:

	Total Value of Equity Contracts as of December 31, 2019
Portfolio	Assets	Liabilities
PD Large-Cap Growth Index	$54,990	$-
PD Large-Cap Value Index	75,525	-
PD Small-Cap Growth Index	3,678	-
PD Small-Cap Value Index	3,799	-

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investment Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Equity contracts	Net realized gain (loss) on futures contract transactions Change in net unrealized appreciation (depreciation) on futures contracts

The following is a summary of each Fund’s realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Trust’s Statements of Operations categorized by primary risk exposure for the fiscal year ended December 31, 2019:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations		Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statement of Operations
Portfolio	Total	Equity Contracts	Equity Contracts
PD Large-Cap Growth Index	$1,037,138	$1,037,138	$146,813
PD Large-Cap Value Index	1,350,070	1,350,070	163,892
PD Small-Cap Growth Index	56,878	56,878	20,522
PD Small-Cap Value Index	186,091	186,091	44,463
PD Emerging Markets	174,815	174,815	-

For applicable Funds, the following is a summary of the average number of positions and values of futures contracts, which serve as indicators of volume of derivative activity, for the fiscal year ended December 31, 2019:

	Average Derivative Positions and Value of Futures Contracts
Portfolio	Number of Positions	Value
PD Large-Cap Growth Index	2	$4,384
PD Large-Cap Value Index	2	7,425
PD Small-Cap Growth Index	1	(9,070)
PD Small-Cap Value Index	1	(8,938)

In addition to the table above, the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of futures for each applicable Fund for the fiscal year ended December 31, 2019.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit related events that if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.
Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash

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NOTES TO FINANCIAL STATEMENTS (Continued)

collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

Certain Funds held financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements). Certain Funds presented in these financial statements had investments in repurchase agreements. The gross value and related collateral for these investments are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral held by each applicable Fund presented in these financial statements exceeded the value of the repurchase agreements as of December 31, 2019.

6. INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as Investment Adviser to each Fund of the Trust. PLFA receives investment advisory fees from each Fund which are based on the following annual percentages of the average daily net assets of each Fund. Pursuant to Sub-Advisory Agreements, the Trust and PLFA engage various investment management firms under PLFA’s supervision to sub-advise each of the Funds presented in these financial statements. PLFA, as Investment Adviser to each Fund of the Trust, pays management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust. As of December 31, 2019, the investment advisory fees that PLFA receives from each Fund, based upon an annual percentage of the average daily net assets of each Fund, and the sub-adviser of each Fund, are as follows:

Portfolio	Investment Advisory Fee Rate	Sub-Adviser(s)
PD 1-3 Year Corporate Bond	0.20% on first $50 million 0.19% on next $50 million 0.14% on excess	SSGA Funds Management, Inc.
PD Aggregate Bond Index	0.16% on first $50 million 0.15% on next $50 million 0.14% on excess	SSGA Funds Management, Inc.
PD High Yield Bond Market	0.35% on first $50 million 0.22% on next $50 million 0.14% on excess	SSGA Funds Management, Inc.
PD Large-Cap Growth Index PD Large-Cap Value Index PD Small-Cap Growth Index PD Small-Cap Value Index	0.14% on first $300 million 0.12% on excess	BlackRock Investment Management, LLC
PD Emerging Markets	0.60% on first $50 million 0.35% on excess	Dimensional Fund Advisors LP
PD International Large-Cap	0.25% on first $100 million 0.20% on excess	Dimensional Fund Advisors LP

Pursuant to an Agreement for Administration and Support Services (the “Administration Agreement”), Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Investment Adviser’s responsibilities under the Advisory Agreement. Under the Administration Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, including the expense of registering and qualifying the Trust on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance, maintaining the Trust’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Transfer Agency and Service Agreement, State Street Bank and Trust Company serves as transfer agent for all Class P shares of the Pacific Dynamix Underlying Funds and is compensated by the Trust for these services.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES AND EXPENSES FOR SUPPORT SERVICES

The Investment Adviser and Pacific Life are related parties. The advisory fees earned by the Investment Adviser and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each Fund presented in these financial statements for the fiscal year ended December 31, 2019 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of December 31, 2019 are presented in the Statements of Assets and Liabilities.

B. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts as compensation for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of certain Funds of the Trust at the time of such deferral and are payable in accordance with the Plan. An independent trustee who defers compensation has the option to select one or more credit rate options for their deferred account that track the total return of certain Funds and share classes of the Trust or Pacific Funds Series Trust without a sales load. Pacific Funds Series Trust is a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment

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NOTES TO FINANCIAL STATEMENTS (Continued)

company. PLFA is the Investment Adviser to Pacific Funds Series Trust. The obligation of certain Funds of the Trust under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of certain Funds of the Trust to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation due to the DCP Liability is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the fiscal year ended December 31, 2019, such expenses increased by $8,832 for the applicable Funds of the Trust presented in these financial statements as a result of the market value appreciation on such accounts. As of December 31, 2019, the total amount in the DCP Liability accounts was $58,474 for all applicable Funds presented in these financial statements.

C. OFFICERS OF THE TRUST

All officers of the Trust are also officers of Pacific Life and/or PLFA and received no compensation from the Trust.

D. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

E. INTERFUND TRANSACTIONS

In accordance with Rule 17a-7 under the 1940 Act and applicable Trust policies and procedures, purchase and sale transactions may be conducted between a Fund of the Trust and another Fund of the Trust or certain affiliates of the Trust if conducted at the independent “current market price” (the last sales price, intra-day price, or average of highest bid/lowest offer, as applicable) on a commission-free basis with no remuneration paid in connection with the transaction (other than cash payment against prompt delivery). At the quarterly Board meeting subsequent to the purchase and sale transactions taking place, the Board will be asked to determine that the transactions were conducted in compliance with applicable Trust policies and procedures.

For the fiscal year ended December 31, 2019, the purchase and sale transactions with an affiliated Fund conducted in compliance with Rule 17a-7 under the 1940 Act are summarized in the following table:

Portfolio	Purchases	Sales	Net Realized Gain (Loss)
PD Large-Cap Growth Index	$963,387	$1,235,598	$157,632
PD Large-Cap Value Index	1,235,598	80,143	3,560
PD Small-Cap Growth Index	235,063	451,970	10,952
PD Small-Cap Value Index	109,549	116,882	25,973

8. COMMITTED LINE OF CREDIT

The Trust has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing under the line of credit agreement is the higher of the Federal Funds effective rate or the One-Month London Interbank Offered Rates (“LIBOR”) rate, plus 1.25%. The Trust pays the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line of credit, up to an annual maximum of $187,500. As of December 31, 2019, the actual interest rate on borrowing by the Trust was 3.01%. The committed line of credit will expire on October 13, 2020 unless renewed and is available to all Funds presented in these financial statements except the PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, and PD High Yield Bond Market Portfolios. The commitment fees and interest incurred by each applicable Fund presented in these financial statements are recorded as an expense. The commitment fees are allocated to each applicable Fund in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable Fund. During the reporting period, the weighted average interest rate and the average dollar amount of borrowings on the days that each applicable Fund had a loan outstanding were as follows:

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
PD Large-Cap Growth Index	3.73%	$333,199
PD Emerging Markets	3.38%	334,190
PD International Large Cap	3.65%	979,049

As of December 31, 2019, the PD Emerging Markets Portfolio had loans outstanding in the amount of $117,525. No other Fund presented in these financial statements had a loan outstanding in connection with this revolving line of credit agreement as of December 31, 2019.

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PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

9. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the fiscal year ended December 31, 2019 are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
PD Aggregate Bond Index	$250,015,035	$372,586,173

	Other Securities
Portfolio	Purchases	Sales
PD 1-3 Year Corporate Bond	$145,385,510	$121,041,624
PD Aggregate Bond Index	42,616,062	106,596,517
PD High Yield Bond Market	243,636,958	83,062,410
PD Large-Cap Growth Index	185,941,875	200,716,331
PD Large-Cap Value Index	179,456,667	149,884,724

	Other Securities
Portfolio	Purchases	Sales
PD Small-Cap Growth Index	$37,761,266	$22,673,377
PD Small-Cap Value Index	23,647,573	54,935,960
PD Emerging Markets	30,743,394	47,118,670
PD International Large-Cap	53,012,156	115,374,612

10. FEDERAL INCOME TAX INFORMATION

Each Pacific Dynamix Underlying Fund is treated as a partnership for Federal income tax purposes. A Fund that is treated as a partnership for Federal income tax purposes is not subject to income tax; and any income, gains, losses, deductions, and credits of the Fund are instead “passed through” pro rata to the insurance companies whose separate accounts invest in the Fund and retain the same character for Federal income tax purposes. An insurance company may benefit from this tax treatment. No dividends and capital gains distributions have been made by the Pacific Dynamix Underlying Funds under the current dividend and distribution policy since partnerships are not required to distribute taxable income and capital gains for Federal income tax purposes (see Note 2B). The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments on a tax basis is not applicable to Funds that are treated as partnerships for Federal income tax purposes.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after December 31, 2015.

11. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value unless otherwise determined by the trustees of the Board. Changes in shares of beneficial interest of each Fund for the fiscal years ended December 31, 2019 and 2018 were as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
	PD 1-3 Year Corporate Bond Portfolio		PD Aggregate Bond Index Portfolio		PD High Yield Bond Market Portfolio
Class P
Shares sold	2,994,665	935,633	3,046,779	5,482,383	10,299,137	455,844
Shares repurchased	(1,304,654)	(1,299,893)	(19,850,324)	(4,952,235)	(1,167,972)	(671,750)
Net increase (decrease)	1,690,011	(364,260)	(16,803,545)	530,148	9,131,165	(215,906)
Shares outstanding, beginning of year	20,025,978	20,390,238	84,463,874	83,933,726	12,349,593	12,565,499
Shares outstanding, end of year	21,715,989	20,025,978	67,660,329	84,463,874	21,480,758	12,349,593

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
	PD Large-Cap Growth Index Portfolio		PD Large-Cap Value Index Portfolio		PD Small-Cap Growth Index Portfolio
Class P
Shares sold	1,559,699	1,721,905	2,150,544	915,953	574,589	177,278
Shares repurchased	(2,067,932)	(1,943,955)	(1,628,274)	(1,465,872)	(111,071)	(2,682,721)
Net increase (decrease)	(508,233)	(222,050)	522,270	(549,919)	463,518	(2,505,443)
Shares outstanding, beginning of year	17,382,126	17,604,176	23,303,783	23,853,702	1,347,745	3,853,188
Shares outstanding, end of year	16,873,893	17,382,126	23,826,053	23,303,783	1,811,263	1,347,745

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
	PD Small-Cap Value Index Portfolio		PD Emerging Markets Portfolio		PD International Large-Cap Portfolio
Class P
Shares sold	184,403	368,516	921,307	1,509,424	902,927	7,848,916
Shares repurchased	(1,522,727)	(4,356,273)	(2,084,125)	(692,934)	(5,168,365)	(806,923)
Net increase (decrease)	(1,338,324)	(3,987,757)	(1,162,818)	816,490	(4,265,438)	7,041,993
Shares outstanding, beginning of year	3,614,779	7,602,536	12,127,553	11,311,063	32,088,480	25,046,487
Shares outstanding, end of year	2,276,455	3,614,779	10,964,735	12,127,553	27,823,042	32,088,480

D-12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Pacific Select Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets, and PD International Large-Cap Portfolios, nine of fifty-three portfolios constituting Pacific Select Fund (collectively the “Trust”) as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period ended, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios of the Trust, as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 21, 2020

We have served as the auditor of one or more affiliated investment companies of Pacific Select Fund since 1988.

E-1

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from July 1, 2019 to December 31, 2019.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses based on each Fund’s actual performance and each Fund’s actual expenses. The “Ending Account Value at 12/31/19” column shown is derived from the Fund’s actual performance; the “Annualized Expense Ratio” column shows the Fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/19-12/31/19” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from July 1, 2019 to December 31, 2019.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each Fund in your account, simply divide that Fund’s value by $1,000.00 (for example, an $8,600.00 Fund value divided by $1,000.00 = 8.6), then multiply this result by the number given for your portfolio(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/19-12/31/19.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual Fund’s expenses. It assumes that the Fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the Fund to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio	Beginning Account Value at 07/01/19	Ending Account Value at 12/31/19	Annualized Expense Ratio	Expenses Paid During the Period 07/01/19- 12/31/19 (1)
PD 1-3 Year Corporate Bond

Actual	$1,000.00	$1,016.70	0.23%	$1.17

Hypothetical	$1,000.00	$1,024.05	0.23%	$1.17

PD Aggregate Bond Index

Actual	$1,000.00	$1,023.10	0.20%	$1.02

Hypothetical	$1,000.00	$1,024.20	0.20%	$1.02

PD High Yield Bond Market

Actual	$1,000.00	$1,038.20	0.26%	$1.34

Hypothetical	$1,000.00	$1,023.89	0.26%	$1.33

PD Large-Cap Growth Index

Actual	$1,000.00	$1,121.60	0.17%	$0.91

Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87

PD Large-Cap Value Index

Actual	$1,000.00	$1,087.60	0.17%	$0.89

Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87

Portfolio	Beginning Account Value at 07/01/19	Ending Account Value at 12/31/19	Annualized Expense Ratio	Expenses Paid During the Period 07/01/19- 12/31/19 (1)
PD Small-Cap Growth Index

Actual	$1,000.00	$1,066.30	0.28%	$1.46

Hypothetical	$1,000.00	$1,023.79	0.28%	$1.43

PD Small-Cap Value Index

Actual	$1,000.00	$1,077.10	0.26%	$1.36

Hypothetical	$1,000.00	$1,023.89	0.26%	$1.33

PD Emerging Markets

Actual	$1,000.00	$1,061.90	0.50%	$2.60

Hypothetical	$1,000.00	$1,022.68	0.50%	$2.55

PD International Large-Cap

Actual	$1,000.00	$1,068.10	0.27%	$1.41

Hypothetical	$1,000.00	$1,023.84	0.27%	$1.38

(1)

Expenses paid during the six-month period are equal to the Fund’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.

F-1

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below, as of January 1, 2020. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Funds Series Trust; Independent Trustee (2/15 to present) of Matthews Asia Funds. Formerly: Member of the Board of Directors of LandAmerica Financial Group, Inc.; President and Chief Executive Officer of Zurich Life; Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd.; Managing Director of Scudder Kemper Investments; Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine.	87

Andrew J. Iseman Year of birth 1964	Trustee since 3/01/19	Trustee (6/19 to present) of Pacific Funds Series Trust; Consultant to the Pacific Funds Series Trust (3/19 to 6/19); Chief Executive Officer (8/10 to 9/18) and Senior Adviser (10/18 to 1/19) of Scout Investments; President (11/10 to 11/17) of Scout Funds; Interested Trustee (4/13 to 11/17) of Scout Funds.	87

Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Funds Series Trust; Consultant to the Trust and Pacific Funds Series Trust (11/15 to 6/16); Independent Trustee (2010 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (2010 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present); Adjunct Professor of Accounting (2011 to 2015), SUNY College at Old Westbury; Interim Chief Financial Officer (2014 to 2015) of The Leon Levy Foundation. Formerly: Partner of McGladrey & Pullen LLP; Partner of PricewaterhouseCoopers LLP.	87

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Funds Series Trust; Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County. Formerly: Partner of Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees of Sage Hill School; Member of the Board of Trustees of The Pegasus School; and Member of the Advisory Board of Court Appointed Special Advocates (CASA) of Orange County.	87

Nooruddin (Rudy) Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust. Formerly: President of Transamerica Insurance and Investment Group; President of Transamerica Asset Management; Chairman and Chief Executive Officer of Transamerica Premier Funds (Mutual Fund); and Director of various Transamerica Life Companies.	87

F-2

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Life; Chief Executive Officer (5/07 to 10/15) of Pacific Life Fund Advisors LLC; Director (4/16 to present) of Edison International; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to present) of Pacific Funds Series Trust.	87

Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/01/18	Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present) and Chief Financial Officer (4/12 to 2/17) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present), Chief Financial Officer (4/12 to 2/17) and Director (1/16 to present) of Pacific Life; Chief Financial Officer (4/12 to 10/15) and Executive Vice President (4/12 to 10/15) of Pacific Life Fund Advisors LLC; Chief Executive Officer (1/15 to present) of Pacific Select Distributors, LLC; and Chief Executive Officer (1/18 to present) of Pacific Funds Series Trust.	87

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14	Senior Vice President (4/14 to present) and Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) of Pacific Funds Series Trust.	87

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (6/01 to present) and Assistant Secretary (9/15 to present) of Pacific Funds Series Trust.	87

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance & Ethics Officer since 6/04/04	Vice President and Chief Compliance & Ethics Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance & Ethics Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance & Ethics Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance & Ethics Officer (6/04 to present) of Pacific Funds Series Trust.	87

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) of Pacific Mutual Holding Company, Pacific LifeCorp and Pacific Life; Director (1/11 to 3/17) of Pacific Life; Vice President and Secretary (1/11 to present) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Funds Series Trust.	87

Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05	Vice President (4/11 to present) and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (4/05 to present) and Assistant Secretary (6/01 to present) of Pacific Funds Series Trust.	87

Carleton J. Muench Year of birth 1973	Vice President since 12/10/14	Vice President (4/14 to present) and Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (11/06 to present) of Pacific Funds Series Trust.	87

F-3

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Trevor T. Smith Year of birth 1975	Assistant Vice President since 3/23/16 and Treasurer since 4/01/18	Assistant Vice President (1/17 to present) and Director of Variable Products Accounting (4/09 to 12/16) of Pacific Life; and Vice President (3/16 to present), Treasurer (4/18 to present) and Assistant Treasurer (3/16 to 3/18) of Pacific Funds Series Trust.	87

Bonnie J. Boyle Year of birth 1974	Assistant Vice President and Assistant Treasurer since 1/01/20	Director (6/17 to present) and Accounting Manager (7/13 to 5/17) of Pacific Life; Vice President and Assistant Treasurer (1/20 to present) of Pacific Funds Series Trust.	87

Kevin W. Steiner Year of birth 1975	Assistant Vice President since 1/01/13	Assistant Vice President (4/12 to present) of Pacific Life Fund Advisors LLC; and Vice President (1/13 to present) of Pacific Funds Series Trust.	87

Audrey L. Cheng Year of birth 1975	Assistant Vice President since 12/11/13 and Assistant Secretary since 1/01/20	Assistant Vice President (9/11 to present) of Pacific Life; Vice President (12/13 to present) and Assistant Secretary (1/20 to present) of Pacific Funds Series Trust.	87

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of December 31, 2019, the “Fund Complex” consisted of Pacific Select Fund (53 funds) and Pacific Funds Series Trust (34 funds).

F-4

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, as may be amended from time to time, the “Agreements”) between the Trust, PLFA and the various sub-advisers, including affiliated sub-advisers, if any (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds. PLFA also currently directly manages the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios (the “Portfolio Optimization Funds”); the Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth and Pacific Dynamix – Growth Portfolios (the “Pacific Dynamix Funds”); and the PSF DFA Balanced Allocation Portfolio (together with the Portfolio Optimization Funds and Pacific Dynamix Funds, the “Asset Allocation Funds” and together with the Asset Allocation Funds and the PAM Managed Funds (defined below), the “Directly Managed Funds”). Until December 31, 2019, PLFA also directly managed the Core Income, High Yield Bond and Floating Rate Income Portfolios (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”). At its December 10, 2019 meeting, the Board took into account PAM’s scheduled reorganization into Pacific Asset Management LLC (“PAM LLC”), a newly formed indirect wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”) on January 1, 2020 and approved a new Sub-Advisory Agreement with PAM LLC with respect to the PAM Managed Funds. Therefore, going forward, the PAM Managed Funds will no longer be directly managed by PLFA as PAM LLC will be a Sub-Adviser to those Funds. For all other Funds, PLFA has retained third-party firms to serve as Sub-Advisers under PLFA’s oversight. The Board, including all of the Trustees who are not “interested persons” of the Trust, PLFA, the Sub-Advisers, or the distributor, as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 10, 2019.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, which included reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices, risk management and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to (or expected to be incurred by and charged to) the Funds under the Agreements.

The Board noted that as Adviser, PLFA provides a broad range of services to the Trust, including among others: overseeing and coordinating the activities of Sub-Advisers and other third-party service providers, making regulatory filings (including disclosure and financial filings) on behalf of the Trust, monitoring fund performance, performing risk oversight of the Funds, providing the Board with information and reports as may be requested, providing valuation support, administering the Trust’s liquidity risk management program, providing compliance-related services and providing personnel and office space to the Trust. These responsibilities are described in more detail below. The Trustees also considered that PLFA incurs substantial reputational, financial, litigation, regulatory and business risks by serving as investment adviser. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board also received information on the overall profitability to Pacific Life of the variable insurance products, which are supported by the Trust.

The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, advisory fees and expense information (both on an absolute basis and compared to peers). Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) with substantial industry experience in providing investment company boards with analysis to assist directors and trustees with their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by

1 At the December 10th meeting, the Board did not consider the continuance of the Sub-Advisory Agreements relating to the Currency Strategies Portfolio (with respect to Neuberger Berman Investment Advisors LLC (“Neuberger Berman”)), Main Street® Core Portfolio or Emerging Markets Portfolio, as those agreements were not up for renewal at that time. In addition, as the Sub-Advisory Agreement for the PAM Managed Funds is a new agreement, it had not been previously approved.

F-5

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

the Trustees in approving the Agreements. In the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its process to evaluate Sub-Advisers (including, going forward, PAM LLC) in connection with its recommendations to the Board to hire or terminate Sub-Advisers, its monitoring and oversight of the Sub-Advisers, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA since the Advisory Agreement was last renewed. The Trustees considered the overall financial strength and stability of PLFA and its ability to continue to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees throughout the year, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

The Trustees noted that officers and employees of PLFA regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance, risk management and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated at approximate cost for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has continued to invest in to enhance its management and oversight of the Funds, including additional tools designed to ensure the Funds’ compliance with new laws and regulations. The Trustees considered that PLFA employs a well-defined method of comparing and evaluating the performance of the asset allocation funds and continues to employ resources to refine that method. In addition, the Trustees considered PLFA’s sub-adviser research process and the role of PLFA’s internal conflicts review committee in considering and evaluating potential conflicts of interest with regard to Sub-Adviser selection and monitoring.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA2. The Trustees considered that PLFA is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Funds that serve as investment options for the Asset Allocation Funds (collectively, the “Underlying Funds”) and in developing an asset allocation that is appropriate for each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing its asset allocation models. The Trustees considered that PLFA had engaged a third-party consulting firm to review PLFA’s asset allocation process in 2016, and that the firm had reported favorably on PLFA’s asset allocation capabilities. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees also considered that PLFA provides certain additional services to the Funds outside of the scope of the Advisory Agreement at approximate cost and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that all material rebalancing of PLFA’s asset allocation models are presented to PLFA’s internal conflicts review committee that considers and evaluates potential conflicts of interest in the allocation among the Underlying Funds. The Trustees considered the report of PLFA’s internal conflicts review committee and also reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and received reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA on an ongoing basis and noted the development of additional procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the

2 As discussed further below, in reviewing the nature, extent and quality of services to be provided by PAM LLC in connection with the new Sub-Advisory Agreement for the PAM Managed Funds, the Board took into account that these services had been provided by PAM as a division of PLFA prior to January 1, 2020 and that PLFA and PAM have each represented to the Board that the nature, extent and quality of these services will not be impacted by the reorganization of PAM into PAM LLC.

F-6

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds3 – The Trustees considered that PLFA recommends to the Board the hiring and termination of Sub-Advisers and performs the associated due diligence relating to such recommendations, the risk and performance oversight of the Sub-Advisers performed by PLFA and the fact that PLFA provides valuation support for Sub-Advised Funds. The Trustees noted PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and groups of peer funds. The Trustees also considered that PLFA monitors each Sub-Advised Fund’s adherence to its investment objectives and policies. The Trustees noted that PLFA provides the Board with periodic and special reports related to each Sub-Advised Fund’s performance and PLFA’s investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

For both the Directly Managed Funds and Sub-Advised Funds, the Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis and/or stress testing, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds of the Trust and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds or changes to existing Underlying Funds that PLFA believed would contribute to the Asset Allocation Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and each Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Asset Allocation Funds.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance records against various measures. The Board considered that PLFA also conducts various analyses to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analyses of these data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for tracking the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for monitoring Fund liquidity. With respect to the PAM Managed Funds, the Board considered that PLFA has historically provided oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Sub-Advisers and that going forward it will continue to employ the same process for PAM LLC as for all other Sub-Advisers.

In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts regular due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities for the Sub-Advised Funds. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies. The Trustees also considered the information and support provided by PLFA in connection with the Trustees’ fair valuation responsibilities.

3 For purposes of this discussion, the PAM Managed Funds are considered Sub-Advised Funds with respect to the new Sub-Advisory Agreement between the Trust, PLFA and PAM LLC effective January 1, 2020.

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(Unaudited)

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for the Sub-Advised Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of research obtained with commissions paid to broker-dealers for executing portfolio transactions (“soft dollars”) and presents information about the Sub-Advisers’ use of soft dollars to the Board annually and, where deemed necessary, discusses such soft dollar use with Sub-Advisers.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds-of-funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act, and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated at approximate cost for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser, in approving the Sub-Advisory Agreement for the PAM Managed Funds and in continuing the Sub-Advisory Agreements for the other Sub-Advisers, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that each Sub-Adviser provides PLFA with information that assists PLFA in performing its oversight role, including information about the Sub-Adviser’s compliance program.

Core Income Portfolio, Floating Rate Income Portfolio and High Yield Bond Portfolio

With respect to the Core Income Portfolio, Floating Rate Income Portfolio and High Yield Bond Portfolio, each managed by the fixed income business division of PLFA under the name PAM, the Trustees considered that, in approving a new Sub-Advisory Agreement for PAM LLC due to PAM’s scheduled reorganization into PAM LLC on January 1,2020, PLFA and PAM LLC had represented that the investment teams responsible for managing the Funds will not change as a result of the reorganization, nor will the nature, extent or quality of services currently provided to the PAM Managed Funds.

Small-Cap Value Portfolio

With respect to the Small-Cap Value Portfolio sub-advised by AllianceBernstein L.P. (“AllianceBerstein”), the Trustees noted that rather than approving the renewal of the prior Sub-Advisory Agreement, they were approving a new Sub-Advisory Agreement due to a change in control of AllianceBernstein’s parent company, which resulted in the automatic termination of the current Sub-Advisory Agreement. In this regard, the Trustees noted that AllianceBernstein had represented that there would be no changes to the Fund’s portfolio management team and that there is expected to be no change in the nature, extent or quality of services provided to the Fund.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided, or to be provided, by PLFA and each Sub-Adviser.

B. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of a group of appropriate peer funds (each a “Selected Performance Peer Group”), which were selected by an Independent Consultant using data from third-party data vendor Morningstar, and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. In addition, with respect to Funds other than the Pacific Dynamix Funds and Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of the Fund’s broad-based market index, sector index, composite index or an alternative index selected by the Independent Consultant, as applicable (each, a “primary benchmark”). With respect to the Pacific Dynamix Funds and Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of a custom benchmark that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund. The Trustees took into account the views of the Independent Consultant that the custom benchmarks appeared to be reasonable benchmarks for performance reporting purposes.

The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2019, as available, compared to the applicable benchmark and Selected Performance Peer Group. With respect

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APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

to the actively-managed Funds, the Trustees placed greater emphasis on a Fund’s performance against peers as opposed to the unmanaged benchmark index. With respect to those Funds that pursue an index strategy, the Trustees placed greater emphasis on the tracking error of a Fund against its target index as opposed to performance against peers.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s longer-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds of the Trust, the Board also took into account the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Asset Allocation Funds. Where there had been a change in Sub-Adviser for a Fund, the Board took into account that the current Sub-Adviser was only responsible for certain portions of the Fund’s performance record. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser has taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

Comstock Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one- and five-year periods, the fourth quintile for the three-year period and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its performance “watch list” and will be monitoring the Fund closely for improved performance.

Dividend Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the second quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2010.

Equity Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Focused Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three- and five-year periods and the third quintile for the ten-year period.

Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three and five-year periods and underperformed for the ten-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, five- and ten-year periods and outperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three- and five-year periods and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and underperformed for the five-year period; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and ten-year periods and the third quintile for the three- and five-year periods.

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APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Main Street Core Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods and underperformed for the three- and five-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and ten-year periods, the fourth quintile for the three-year period and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective May 2019 in connection with the acquisition of the previous Sub-Adviser by the Sub-Adviser’s parent and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Value Advantage Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

Developing Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and ten-year periods and outperformed for the three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods, the first quintile for the three-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014.

Mid-Cap Equity Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and ten-year periods and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one- and ten-year periods and outperformed for the three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Mid-Cap Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and ten-year periods, the first quintile for the three-year period and the second quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Mid-Cap Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2015.

Small-Cap Equity Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Advisers have co-managed the Fund since 2010 and that one Sub-Adviser manages a sleeve of the Fund using an active management style, while the other Sub-Adviser manages a sleeve of the Fund using an index management (or passive) style. The Board considered the performance of each sleeve separately in evaluating the Sub-Advisers.

Small-Cap Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the second quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from May 2014 to October 2015 and since October 2015 has been the sole Sub-Adviser, and that prior to May 2014 another firm managed the Fund.

Small-Cap Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the

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PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Fund to its performance “watch list,” will be monitoring the Fund closely for improved performance and may have a course of action to recommend for the Fund at an upcoming Board meeting.

Small-Cap Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Emerging Markets Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods and the first quintile for the three- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective May 2019 in connection with the acquisition of the previous Sub-Adviser by the Sub-Adviser’s parent and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Emerging Markets Debt Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

International Large-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and performed in line for the five-year period; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five- and ten-year periods.

International Small-Cap Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods, performed in line for the five-year period and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period, the third quintile for the five-year period and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered PLFA’s views as to the competitive nature of the Sub-Adviser’s longer-term performance and its confidence in the Sub-Adviser’s investment process. The Board also considered that PLFA has added the Fund to its performance “watch list” and will be monitoring the Fund closely for improved performance.

International Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and ten-year periods, slightly outperformed for the three-year period and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since May 2017.

Currency Strategies Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and five-year periods and performed in line for the three-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the first quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had a co-Sub-Adviser from 2013 until 2018. The Board also considered that the current Sub-Adviser had been the sole Sub-Adviser from 2018 until May 2019 and that it had recently approved a new Sub-Advisory Agreement for the Fund with Neuberger Berman effective May 2019 in connection with the addition of a co-Sub-Adviser and, therefore, the Sub-Advisory Agreement with Neuberger Berman was not up for renewal at this time.

Health Sciences Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014.

Real Estate Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-year period and underperformed for the three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three- and five-year periods and third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2018.

Technology Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected

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APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Performance Peer Group for the one- and three-year periods and the fifth quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2016. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods, its views as to the competitive nature of the Sub-Adviser’s longer-term performance and its confidence in the Sub-Adviser’s investment process.

Core Income Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-year period.

Diversified Bond Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods.

Floating Rate Income Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

High Yield Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and outperformed for the three-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the second quintile for the three-year period.

Inflation Managed Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods, performed in line for the five-year period and outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three- and five-year periods and the first quintile for the ten-year period.

Inflation Strategy Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since November 2017.

Managed Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three- and five-year periods and the third quintile for the ten-year period.

PD 1-3 Year Corporate Bond Portfolio

The Fund underperformed its primary benchmark for the one-, three- and five-year periods.

Short Duration Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period, outperformed for the three- and ten-year periods and slightly underperformed for the five-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2011. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and its confidence in PAM’s investment process.

PD Aggregate Bond Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Emerging Markets Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, performed in line with the three-year period, outperformed for the five-year period and slightly underperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

PD High Yield Bond Market Portfolio

The Fund: (1) slightly underperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three- and five-year periods and performed in line for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year

F-12

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and ten-year periods and the second quintile for the three- and five-year periods.

PD International Large-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and slightly outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and ten-year periods and the second quintile for the three- and five-year periods.

PD Large-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Large-Cap Value Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Growth Index Portfolio

The Fund had a higher tracking error than the median tracking error of its Selected Performance Peer Group. In evaluating the performance of the Fund, the Board considered that the tracking error was reasonable based on PLFA’s expectations for a passively managed equity portfolio.

PD Small-Cap Value Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Pacific Dynamix – Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods.

Pacific Dynamix – Conservative Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and performed in line for the ten-year period; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three-, five- and ten-year periods.

Pacific Dynamix – Moderate Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and five-year periods and underperformed for the three- and ten-year period; (2) underperformed its custom benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three- and five-year periods and the fourth quintile for the ten-year period.

PSF DFA Balanced Allocation Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the third quintile of the three-year period.

Portfolio Optimization Aggressive-Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three- and five-year periods; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

Portfolio Optimization Conservative Portfolio

The Fund: (1) slightly underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods and the second quintile for the three-year period.

Portfolio Optimization Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period, underperformed for the three-year period and performed in line for the five-year period; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the third quintile for the five-year period.

Portfolio Optimization Moderate Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period, underperformed for the three-year period and performed in line for the five-year period; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the third quintile for the five-year period.

F-13

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Portfolio Optimization Moderate-Conservative Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its custom benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three- and five-year periods.

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees a change in Sub-Adviser when circumstances warrant. Generally, the Trustees noted that there continues to be a record of well-managed Funds that are appropriate to serve as Underlying Funds in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional Underlying Funds, and adding or changing Sub-Advisers to the Underlying Funds of the Trust. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally. The Trustees also noted that certain of the Underlying Funds are also available as investment options outside of the Asset Allocation Funds.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was appropriately implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that PLFA’s continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA4. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund net expenses, excluding any applicable service or distribution fees, which were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared advisory fees and expense with the fees and expense levels of a group of appropriate peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds (except in the case of the Trust’s index Funds). With respect to the Portfolio Optimization Funds, the Trustees also compared the net expense ratio (including acquired fund fees and expenses) with the average net expense ratio of funds in the Morningstar Category determined to be similar to the relevant Portfolio Optimization Fund (“Comparable Peer Fund Average”).

A summary of certain comparative fee and expense information considered by the Trustees for each Fund is provided below.

Comstock Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

Dividend Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Equity Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Focused Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

4 With respect to the PAM Managed Funds, the Trustees considered the level of the proposed sub-advisory fee to be paid to PAM LLC.

F-14

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Large-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

Large-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Main Street Core Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Value Advantage Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Developing Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Mid-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Mid-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.025% of its advisory fee.

Mid-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Small-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

Small-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

F-15

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Small-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees also considered that PLFA had recently reduced the advisory fee by 0.10%.

Small-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Emerging Markets Debt Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.02% of its advisory fee.

International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

International Small-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

International Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Currency Strategies Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Health Sciences Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Real Estate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.09% of its advisory fee.

Technology Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

F-16

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Core Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Diversified Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Floating Rate Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.05% of its advisory fee.

High Yield Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Managed Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Strategy Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Managed Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD 1-3 Year Corporate Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Short Duration Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Aggregate Bond Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

F-17

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PD High Yield Bond Market Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD Small-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Dynamix – Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Dynamix – Conservative Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Dynamix – Moderate Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PSF DFA Balanced Allocation Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Portfolio Optimization Aggressive-Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was in line with the Comparable Peer Fund Average.

F-18

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Portfolio Optimization Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was in line with the Comparable Peer Fund Average.

Portfolio Optimization Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Moderate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Moderate-Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was slightly greater than the Comparable Peer Fund Average.

During their review, the Trustees considered that all of the Funds, except for the Portfolio Optimization Funds and Underlying Funds of the Pacific Dynamix Funds, were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with the exception of the PAM Managed Funds, the Sub-Advised Funds fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers. For the PAM Managed Funds, the Trustees took into account the fact that the sub-advisory fee was not the subject of an arms’-length negotiation with PLFA, but considered information relating to comparative fees charged by similarly managed funds. In all cases, the trustees considered that all sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.5

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds and funds that support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would improve the menu of offerings for contract owners or that would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new Fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity insurance products, which are supported by the Trust, appeared reasonable at the current time. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

5 With respect to the PAM Managed Funds, this information was provided on a pro-forma basis.

F-19

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Accordingly, in the case of the Sub-Advisers, the Trustees considered the data described above in light of the arms’-length nature of the relationship (for the non PAM Managed Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA. For the PAM Managed Funds, the Trustees took into account the fact that the sub-advisory fee was not the subject of an arms’-length negotiation with PLFA, but considered pro-forma information regarding the anticipated costs and profitability of the new Sub-Advisory Agreement to PAM LLC.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale as the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of certain Funds through expense limitation agreements and/or advisory fee waivers. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, and PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for each Fund, as applicable. The Independent Trustees noted that the breakpoints offer potential savings to shareholders of many of the Funds.

The Trustees considered that the advisory fee schedules contained one or more breakpoints reducing the rate of the advisory fee as Fund assets grow for all Funds except the Asset Allocation Funds. The Independent Trustees noted that the Portfolio Optimization Funds and Pacific Dynamix Funds are funds-of-funds that invest in other Funds of the Trust that have advisory fee schedules containing one or more breakpoints that reduce the total advisory fees paid by shareholders of these Asset Allocation Funds as assets grow. With respect to the Portfolio Optimization Funds, the Trustees noted that the advisory fee was initially priced to scale, whereby the fee was set at an amount that takes into account the current size of the Funds. The Independent Trustees considered that PLFA seeks to price Funds to scale from inception by considering the size of the initial investment in a Fund rather than implementing breakpoints at lower asset levels. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees further noted that Pacific Life had also consistently reinvested in the business with respect to the variable products to which the Trust serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services, including, but not limited to, legal, compliance and accounting services, to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Funds, the use of breakpoints in certain of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships and any potential conflicts of interest to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that: (i) the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each applicable Fund and its shareholders; (ii) that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement and the approval of the Sub-Advisory Agreement for the PAM Managed Funds would be in the best interests of each Fund and its shareholders; and (iii) the recommendation by PLFA to the Board to enter into each Sub-Advisory Agreement with respect to each unaffiliated Sub-Adviser was not inappropriately influenced by conflicts of interest. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

F-20

PACIFIC SELECT FUND

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Part F of Form N-PORT (complete schedules of Fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Part F of Form N-PORT, (when required) is filed pursuant to applicable regulations and is available after filing on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to Fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectuses and Statement of Additional Information (“SAI”). The prospectuses and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to Fund securities is described in the Trust’s SAI.

How to Obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies), annual and semi-annual reports, and complete schedules of investments are available:

•	On the Trust’s website at http://www.pacificlife.com/pacificselectfund.htm

•	On the SEC’s website at http://www.sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:

Pacific Life’s Annuity Contract Owners: 1-800-722-4448

Annuity Financial Advisors: 1-800-722-2333

Pacific Life Insurance Policy Owners: 1-800-347-7787

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

6 a.m. through 5 p.m. Pacific Time (Monday through Friday)

F-21

Form Nos.: 15-31114-06 4732-17A

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no waivers to the Code of Ethics during the period covered by this report.

A copy of this code of ethics is filed as Exhibit 99 to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Paul A. Keller, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Keller is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

Audit Fees.

(a) The aggregate audit fees billed to the Registrant by the principal accountant for the fiscal years ended

December 31, 2019 and 2018 were $1,555,700 and $1,615,000, respectively.

Audit-Related Fees.

(b) For the fiscal years ended December 31, 2019 and December 31, 2018 there were no audit-related fees.

Tax Fees.

(c) For the fiscal years ended December 31, 2019 and December 31, 2018, there were no tax fees.

All Other Fees.

(d) The aggregate fees billed to the Registrant for products and services provided by the principal accountant for the fiscal years ended December 31, 2019 and 2018 were $0 and $19,236 for Form N-14 filings, respectively.

(e)(l)

The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

A.	Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve such engagement; or

(ii)

Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee hereby delegates authority to its Chairperson, and may delegate to one or more of its other members, the authority to grant pre-approvals. In the event of a pre-approval by the Chairperson or other authorized member of the Audit Committee, the person to whom authority is delegated under this Section shall report on such pre-approval to the full Audit Committee at its next regularly scheduled meeting.

(iii)

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

B.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant. Investment company complex means the Pacific Select Fund, the Pacific Funds Series Trust, the Adviser and any entity controlled by or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser.

(i)

De Minimis Exception: The De Minimis exceptions set forth above under Section (e)(1)A.(iii) apply to pre-approvals under this Section (e)(1)B. as well, except that the “total amount of revenues” calculation for this Section’s (e)(l)B. services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

C.

Pre-Approval of Program and Subscription Services Provided to the Registrants and their Affiliates. The Audit Committee is deemed to have pre-approved Program and Subscription Services (“Programs’’) provided to the Registrant and their affiliates, entities within the Registrant’s investment company complex or their affiliates, including employees of Pacific Life and Pacific Life Fund Advisors LLC (collectively, “Fund Persons”) so long as: (1) such Programs are free to Fund Persons or if there is a charge, Fund Persons pay: (a) the going rate for such Programs, or (b) the Fund Persons receive a discount of $500 or less; or (2) the Program is approved under or covered by and in compliance with the policies and/or procedures of Pacific Life’s Audit Committee with respect to the provision of educational services by the Auditor or other parties. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in Section (e)(l)A.(iii). Programs are educational programs and seminars provided by the Auditor or its affiliates and include live programs, webcasts, podcasts, websites, database subscriptions, checklists, research reports, local office seminars, Debrief webcast series, Technical library and similar or related items. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in this Section.

(e)(2) No services included in (b)-(c) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no service rendered included in (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the years ended December 31, 2019 and 2018 by the Registrant’s principal accountant for non- audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $1,296,562 and $1,644,136, respectively.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule I.

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
COMMON STOCKS - 99.0%

Basic Materials - 2.1%

Air Products & Chemicals Inc	27,584	$6,481,964
Albemarle Corp	13,688	999,772
Celanese Corp	15,198	1,871,178
CF Industries Holdings Inc	27,832	1,328,700
Dow Inc *	92,903	5,084,581
DuPont de Nemours Inc	92,705	5,951,661
Eastman Chemical Co	17,254	1,367,552
Ecolab Inc	31,506	6,080,343
FMC Corp	16,033	1,600,414
Freeport-McMoRan Inc	180,483	2,367,937
International Flavors & Fragrances Inc	13,396	1,728,352
International Paper Co	49,400	2,274,870
Linde PLC (United Kingdom)	67,368	14,342,647
LyondellBasell Industries NV ‘A’	32,078	3,030,729
Newmont Goldcorp Corp	103,536	4,498,639
Nucor Corp	37,974	2,137,177
PPG Industries Inc	29,642	3,956,911
The Mosaic Co	45,433	983,170
The Sherwin-Williams Co	10,317	6,020,382

		72,106,979

Communications - 14.5%

Alphabet Inc ‘A’ *	37,524	50,259,270
Alphabet Inc ‘C’ *	37,553	50,209,112
Amazon.com Inc *	52,238	96,527,466
Arista Networks Inc *	6,824	1,388,002
AT&T Inc	916,301	35,809,043
Booking Holdings Inc *	5,249	10,780,029
CDW Corp	17,895	2,556,122
CenturyLink Inc	121,743	1,608,225
Charter Communications Inc ‘A’ *	19,653	9,533,277
Cisco Systems Inc	531,882	25,509,061
Comcast Corp ‘A’	569,155	25,594,900
Corning Inc	96,474	2,808,358
Discovery Inc ‘A’ *	20,226	662,199
Discovery Inc ‘C’ *	42,844	1,306,314
DISH Network Corp ‘A’ *	31,613	1,121,313
eBay Inc	95,901	3,462,985
Expedia Group Inc	17,324	1,873,417
F5 Networks Inc *	7,659	1,069,579
Facebook Inc ‘A’ *	301,863	61,957,381
Fox Corp ‘A’	43,751	1,621,850
Fox Corp ‘B’ *	20,792	756,829
Juniper Networks Inc	43,530	1,072,144
Motorola Solutions Inc	21,410	3,450,007
Netflix Inc *	55,034	17,807,351
News Corp ‘A’	49,097	694,232
News Corp ‘B’	15,851	229,998
NortonLifeLock Inc	72,275	1,844,458
Omnicom Group Inc	27,715	2,245,469
T-Mobile US Inc *	39,874	3,126,919
The Interpublic Group of Cos Inc	48,740	1,125,894
The Walt Disney Co	226,032	32,691,008
Twitter Inc *	98,261	3,149,265
VeriSign Inc *	12,861	2,478,058
Verizon Communications Inc	518,766	31,852,233
ViacomCBS Inc ‘B’	68,267	2,865,166

		491,046,934

Consumer, Cyclical - 8.3%

Advance Auto Parts Inc	8,542	1,368,087
Alaska Air Group Inc	15,583	1,055,748
American Airlines Group Inc	49,712	1,425,740
Aptiv PLC	32,035	3,042,364
AutoZone Inc *	2,993	3,565,591
Best Buy Co Inc	28,387	2,492,379

	Shares	Value
BorgWarner Inc	25,286	$1,096,907
Capri Holdings Ltd * (Peru)	18,444	703,639
CarMax Inc *	20,653	1,810,648
Carnival Corp	49,678	2,525,133
Chipotle Mexican Grill Inc *	3,242	2,713,911
Copart Inc *	25,231	2,294,507
Costco Wholesale Corp	55,346	16,267,296
Cummins Inc	19,192	3,434,600
Darden Restaurants Inc	15,659	1,706,988
Delta Air Lines Inc	71,835	4,200,911
Dollar General Corp	32,070	5,002,279
Dollar Tree Inc *	30,035	2,824,792
DR Horton Inc	42,675	2,251,106
Fastenal Co	71,836	2,654,340
Ford Motor Co	489,133	4,548,937
General Motors Co	156,981	5,745,505
Genuine Parts Co	17,973	1,909,272
Hanesbrands Inc	45,725	679,016
Harley-Davidson Inc	19,577	728,069
Hasbro Inc	15,918	1,681,100
Hilton Worldwide Holdings Inc	35,623	3,950,947
Kohl’s Corp	20,085	1,023,331
L Brands Inc	28,936	524,320
Las Vegas Sands Corp	42,029	2,901,682
Leggett & Platt Inc	16,756	851,707
Lennar Corp ‘A’	34,941	1,949,358
Live Nation Entertainment Inc *	17,170	1,227,140
LKQ Corp *	37,450	1,336,965
Lowe’s Cos Inc	96,152	11,515,163
Macy’s Inc	39,317	668,389
Marriott International Inc ‘A’	33,849	5,125,754
McDonald’s Corp	94,395	18,653,396
MGM Resorts International	64,541	2,147,279
Mohawk Industries Inc *	7,278	992,574
Newell Brands Inc	48,903	939,916
NIKE Inc ‘B’	156,390	15,843,871
Nordstrom Inc	14,263	583,785
Norwegian Cruise Line Holdings Ltd *	27,088	1,582,210
NVR Inc *	436	1,660,467
O’Reilly Automotive Inc *	9,470	4,150,322
PACCAR Inc	43,780	3,462,998
PulteGroup Inc	31,733	1,231,240
PVH Corp	9,137	960,755
Ralph Lauren Corp	6,394	749,505
Ross Stores Inc	45,152	5,256,596
Royal Caribbean Cruises Ltd	21,680	2,894,497
Southwest Airlines Co	59,510	3,212,350
Starbucks Corp	148,046	13,016,204
Tapestry Inc	34,086	919,299
Target Corp	63,565	8,149,669
The Gap Inc	27,618	488,286
The Home Depot Inc	136,872	29,890,107
The TJX Cos Inc	152,217	9,294,370
Tiffany & Co	13,455	1,798,261
Tractor Supply Co	14,766	1,379,735
Ulta Beauty Inc *	7,171	1,815,267
Under Armour Inc ‘A’ *	24,871	537,214
Under Armour Inc ‘C’ *	23,012	441,370
United Airlines Holdings Inc *	27,161	2,392,612
VF Corp	41,041	4,090,146
Walgreens Boots Alliance Inc	94,048	5,545,070
Walmart Inc	178,109	21,166,473
Whirlpool Corp	7,762	1,145,128
WW Grainger Inc	5,429	1,837,825
Wynn Resorts Ltd	12,045	1,672,689
Yum! Brands Inc	37,832	3,810,817

		282,515,924

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Consumer, Non-Cyclical - 21.7%

Abbott Laboratories	221,506	$19,240,011
AbbVie Inc	185,283	16,404,957
ABIOMED Inc *	5,748	980,551
Alexion Pharmaceuticals Inc *	27,681	2,993,700
Align Technology Inc *	8,996	2,510,244
Allergan PLC	41,167	7,869,895
Altria Group Inc	234,915	11,724,608
AmerisourceBergen Corp	18,710	1,590,724
Amgen Inc	74,503	17,960,438
Anthem Inc	31,802	9,605,158
Archer-Daniels-Midland Co	69,462	3,219,564
Automatic Data Processing Inc	54,299	9,257,979
Avery Dennison Corp	10,591	1,385,515
Baxter International Inc	64,057	5,356,446
Becton Dickinson and Co	33,873	9,212,440
Biogen Inc *	22,628	6,714,406
Boston Scientific Corp *	174,566	7,893,875
Bristol-Myers Squibb Co	294,078	18,876,867
Brown-Forman Corp ‘B’	23,136	1,563,994
Campbell Soup Co	21,437	1,059,417
Cardinal Health Inc	36,490	1,845,664
Centene Corp *	51,790	3,256,037
Church & Dwight Co Inc	30,613	2,153,318
Cigna Corp *	46,843	9,578,925
Cintas Corp	10,379	2,792,781
Colgate-Palmolive Co	107,475	7,398,579
Conagra Brands Inc	62,124	2,127,126
Constellation Brands Inc ‘A’	20,797	3,946,231
Corteva Inc *	94,694	2,799,155
Coty Inc ‘A’	38,655	434,869
CVS Health Corp	163,163	12,121,379
Danaher Corp	80,302	12,324,751
DaVita Inc *	11,454	859,394
DENTSPLY SIRONA Inc	28,221	1,597,026
Edwards Lifesciences Corp *	25,992	6,063,674
Eli Lilly & Co	105,995	13,930,923
Equifax Inc	15,227	2,133,607
FleetCor Technologies Inc *	10,788	3,103,923
Gartner Inc *	11,104	1,711,126
General Mills Inc	76,412	4,092,627
Gilead Sciences Inc	159,158	10,342,087
Global Payments Inc	37,623	6,868,455
H&R Block Inc	25,297	593,974
HCA Healthcare Inc	33,175	4,903,597
Henry Schein Inc *	18,494	1,233,920
Hologic Inc *	33,758	1,762,505
Hormel Foods Corp	34,904	1,574,519
Humana Inc	16,606	6,086,431
IDEXX Laboratories Inc *	10,729	2,801,664
IHS Markit Ltd *	50,092	3,774,432
Illumina Inc *	18,538	6,149,796
Incyte Corp *	22,250	1,942,870
Intuitive Surgical Inc *	14,449	8,541,526
IQVIA Holdings Inc *	22,578	3,488,527
Johnson & Johnson	330,156	48,159,856
Kellogg Co	31,417	2,172,800
Kimberly-Clark Corp	42,953	5,908,185
Laboratory Corp of America Holdings *	12,395	2,096,862
Lamb Weston Holdings Inc	18,274	1,572,112
MarketAxess Holdings Inc	4,846	1,837,167
McCormick & Co Inc	15,471	2,625,893
McKesson Corp	22,605	3,126,724
Medtronic PLC	168,167	19,078,546
Merck & Co Inc	319,441	29,053,159
Molson Coors Brewing Co ‘B’	23,759	1,280,610
Mondelez International Inc ‘A’	180,401	9,936,487
Monster Beverage Corp *	48,369	3,073,850
Moody’s Corp	20,394	4,841,740

	Shares	Value
Mylan NV *	65,479	$1,316,128
Nielsen Holdings PLC	45,625	926,188
PayPal Holdings Inc *	147,288	15,932,143
PepsiCo Inc	174,914	23,905,496
Perrigo Co PLC	16,962	876,257
Pfizer Inc	694,179	27,197,933
Philip Morris International Inc	194,998	16,592,380
Quanta Services Inc	18,561	755,618
Quest Diagnostics Inc	16,779	1,791,829
Regeneron Pharmaceuticals Inc *	10,044	3,771,321
ResMed Inc	18,074	2,800,928
Robert Half International Inc	15,293	965,753
Rollins Inc	16,845	558,580
S&P Global Inc	30,673	8,375,263
STERIS PLC	10,299	1,569,774
Stryker Corp	40,304	8,461,422
Sysco Corp	64,138	5,486,365
Teleflex Inc	5,879	2,213,091
The Clorox Co	15,567	2,390,157
The Coca-Cola Co	483,584	26,766,374
The Cooper Cos Inc	6,322	2,031,195
The Estee Lauder Cos Inc ‘A’	27,759	5,733,344
The Hershey Co	18,480	2,716,190
The JM Smucker Co	14,390	1,498,431
The Kraft Heinz Co	78,709	2,528,920
The Kroger Co	99,642	2,888,622
The Procter & Gamble Co	312,763	39,064,099
Thermo Fisher Scientific Inc	50,323	16,348,433
Tyson Foods Inc ‘A’	37,245	3,390,785
United Rentals Inc *	9,431	1,572,808
UnitedHealth Group Inc	118,840	34,936,583
Universal Health Services Inc ‘B’	9,966	1,429,722
Varian Medical Systems Inc *	11,569	1,642,914
Verisk Analytics Inc	20,719	3,094,175
Vertex Pharmaceuticals Inc *	32,217	7,053,912
WellCare Health Plans Inc *	6,343	2,094,522
Zimmer Biomet Holdings Inc	25,693	3,845,728
Zoetis Inc	59,492	7,873,766

		736,917,347

Energy - 4.3%

Apache Corp	46,073	1,179,008
Baker Hughes Co	81,058	2,077,516
Cabot Oil & Gas Corp	52,131	907,601
Chevron Corp	237,096	28,572,439
Cimarex Energy Co	12,962	680,375
Concho Resources Inc	25,204	2,207,114
ConocoPhillips	137,479	8,940,259
Devon Energy Corp	48,921	1,270,478
Diamondback Energy Inc	19,964	1,853,857
EOG Resources Inc	72,593	6,080,390
Exxon Mobil Corp	530,462	37,015,638
Halliburton Co	111,637	2,731,757
Helmerich & Payne Inc	13,792	626,571
Hess Corp	32,243	2,154,155
HollyFrontier Corp	18,466	936,411
Kinder Morgan Inc	243,649	5,158,049
Marathon Oil Corp	101,560	1,379,185
Marathon Petroleum Corp	81,188	4,891,577
National Oilwell Varco Inc	48,556	1,216,328
Noble Energy Inc	61,346	1,523,835
Occidental Petroleum Corp	111,356	4,588,981
ONEOK Inc	51,909	3,927,954
Phillips 66	55,712	6,206,874
Pioneer Natural Resources Co	20,691	3,131,997
Schlumberger Ltd	173,307	6,966,941
TechnipFMC PLC (United Kingdom)	54,214	1,162,348
The Williams Cos Inc	152,655	3,620,977
Valero Energy Corp	51,772	4,848,448

		145,857,063

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Financial - 17.4%

Aflac Inc	92,516	$4,894,096
Alexandria Real Estate Equities Inc REIT	14,297	2,310,109
Alliance Data Systems Corp	5,011	562,234
American Express Co	84,170	10,478,323
American International Group Inc	108,830	5,586,244
American Tower Corp REIT	55,621	12,782,818
Ameriprise Financial Inc	15,892	2,647,289
Aon PLC	29,295	6,101,856
Apartment Investment & Management Co ‘A’ REIT	18,067	933,161
Arthur J Gallagher & Co	23,534	2,241,143
Assurant Inc	7,771	1,018,623
AvalonBay Communities Inc REIT	17,719	3,715,674
Bank of America Corp	1,015,831	35,777,568
Berkshire Hathaway Inc ‘B’ *	245,385	55,579,702
BlackRock Inc	14,748	7,413,820
Boston Properties Inc REIT	18,272	2,518,978
Capital One Financial Corp	58,385	6,008,400
Cboe Global Markets Inc	13,715	1,645,800
CBRE Group Inc ‘A’ *	41,650	2,552,728
Chubb Ltd	56,753	8,834,172
Cincinnati Financial Corp	19,188	2,017,618
Citigroup Inc	273,787	21,872,843
Citizens Financial Group Inc	54,430	2,210,402
CME Group Inc	44,949	9,022,163
Comerica Inc	18,433	1,322,568
Crown Castle International Corp REIT	52,093	7,405,020
Digital Realty Trust Inc REIT	26,367	3,157,185
Discover Financial Services	39,129	3,318,922
Duke Realty Corp REIT	45,345	1,572,111
E *TRADE Financial Corp	28,163	1,277,755
Equinix Inc REIT	10,740	6,268,938
Equity Residential REIT	44,312	3,585,727
Essex Property Trust Inc REIT	8,278	2,490,519
Everest Re Group Ltd	5,174	1,432,370
Extra Space Storage Inc REIT	16,251	1,716,431
Federal Realty Investment Trust REIT	8,959	1,153,292
Fifth Third Bancorp	89,091	2,738,657
First Republic Bank	20,937	2,459,051
Franklin Resources Inc	34,633	899,765
Globe Life Inc	12,756	1,342,569
Healthpeak Properties Inc REIT	61,000	2,102,670
Host Hotels & Resorts Inc REIT	90,370	1,676,364
Huntington Bancshares Inc	132,473	1,997,693
Intercontinental Exchange Inc	70,081	6,485,997
Invesco Ltd	46,752	840,601
Iron Mountain Inc REIT	36,329	1,157,805
JPMorgan Chase & Co	393,469	54,849,579
KeyCorp	123,858	2,506,886
Kimco Realty Corp REIT	54,080	1,119,997
Lincoln National Corp	25,171	1,485,341
Loews Corp	31,807	1,669,549
M&T Bank Corp	16,521	2,804,440
Marsh & McLennan Cos Inc	63,533	7,078,212
Mastercard Inc ‘A’	111,485	33,288,306
MetLife Inc	97,339	4,961,369
Mid-America Apartment Communities Inc REIT	14,218	1,874,785
Morgan Stanley	154,295	7,887,560
Nasdaq Inc	14,130	1,513,323
Northern Trust Corp	26,551	2,820,778
People’s United Financial Inc	51,116	863,860
Principal Financial Group Inc	32,474	1,786,070
Prologis Inc REIT	79,634	7,098,575
Prudential Financial Inc	50,438	4,728,058
Public Storage REIT	18,933	4,031,972
Raymond James Financial Inc	15,709	1,405,327
Realty Income Corp REIT	40,600	2,989,378

	Shares	Value
Regency Centers Corp REIT	20,783	$1,311,199
Regions Financial Corp	121,282	2,081,199
SBA Communications Corp REIT	14,025	3,379,885
Simon Property Group Inc REIT	38,637	5,755,368
SL Green Realty Corp REIT	10,091	927,161
State Street Corp	45,562	3,603,954
SVB Financial Group *	6,461	1,621,969
Synchrony Financial	74,652	2,688,219
T Rowe Price Group Inc	29,307	3,570,765
The Allstate Corp	40,503	4,554,562
The Bank of New York Mellon Corp	105,309	5,300,202
The Charles Schwab Corp	143,375	6,818,915
The Goldman Sachs Group Inc	39,959	9,187,773
The Hartford Financial Services Group Inc	45,516	2,766,007
The PNC Financial Services Group Inc	54,922	8,767,199
The Progressive Corp	73,581	5,326,529
The Travelers Cos Inc	32,559	4,458,955
The Western Union Co	54,123	1,449,414
Truist Financial Corp	167,997	9,461,591
UDR Inc REIT	35,406	1,653,460
Unum Group	25,919	755,798
US Bancorp	178,241	10,567,909
Ventas Inc REIT	46,132	2,663,662
Visa Inc ‘A’	214,932	40,385,723
Vornado Realty Trust REIT	20,131	1,338,712
Wells Fargo & Co	482,790	25,974,102
Welltower Inc REIT	50,338	4,116,642
Weyerhaeuser Co REIT	93,897	2,835,689
Willis Towers Watson PLC	16,032	3,237,502
WR Berkley Corp	18,218	1,258,864
Zions Bancorp NA	22,091	1,146,965

		590,857,033

Industrial - 8.8%

3M Co	71,999	12,702,064
Agilent Technologies Inc	38,786	3,308,834
Allegion PLC	11,781	1,467,206
Amcor PLC *	202,619	2,196,390
AMETEK Inc	28,648	2,857,352
Amphenol Corp ‘A’	37,194	4,025,507
AO Smith Corp	16,382	780,438
Arconic Inc	47,551	1,463,144
Ball Corp	41,062	2,655,480
Caterpillar Inc	69,264	10,228,907
CH Robinson Worldwide Inc	16,991	1,328,696
CSX Corp	97,505	7,055,462
Deere & Co	39,410	6,828,177
Dover Corp	18,229	2,101,075
Eaton Corp PLC	51,792	4,905,738
Emerson Electric Co	76,307	5,819,172
Expeditors International of Washington Inc	21,535	1,680,161
FedEx Corp	29,920	4,524,203
FLIR Systems Inc	16,360	851,865
Flowserve Corp	16,570	824,689
Fortive Corp	37,233	2,844,229
Fortune Brands Home & Security Inc	17,114	1,118,229
Garmin Ltd	18,365	1,791,689
General Dynamics Corp	29,368	5,179,047
General Electric Co	1,095,243	12,222,912
Honeywell International Inc	89,580	15,855,660
Huntington Ingalls Industries Inc	5,164	1,295,544
IDEX Corp	9,650	1,659,800
Illinois Tool Works Inc	36,850	6,619,365
Ingersoll-Rand PLC	30,008	3,988,663
Jacobs Engineering Group Inc	17,224	1,547,232
JB Hunt Transport Services Inc	10,800	1,261,224
Johnson Controls International PLC	96,705	3,936,861
Kansas City Southern	12,580	1,926,753
Keysight Technologies Inc *	23,811	2,443,723
L3Harris Technologies Inc	27,757	5,492,278

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Lockheed Martin Corp	31,160	$12,133,081
Martin Marietta Materials Inc	7,659	2,141,763
Masco Corp	35,613	1,709,068
Mettler-Toledo International Inc *	3,041	2,412,364
Norfolk Southern Corp	32,686	6,345,333
Northrop Grumman Corp	19,716	6,781,712
Old Dominion Freight Line Inc	8,057	1,529,057
Packaging Corp of America	11,950	1,338,280
Parker-Hannifin Corp	16,202	3,334,696
Pentair PLC	20,766	952,536
PerkinElmer Inc	14,021	1,361,439
Raytheon Co	34,943	7,678,375
Republic Services Inc	26,362	2,362,826
Rockwell Automation Inc	14,479	2,934,459
Roper Technologies Inc	13,146	4,656,708
Sealed Air Corp	19,700	784,651
Snap-on Inc	6,796	1,151,242
Stanley Black & Decker Inc	18,995	3,148,231
TE Connectivity Ltd	41,856	4,011,479
Textron Inc	28,595	1,275,337
The Boeing Co	67,073	21,849,700
TransDigm Group Inc	6,224	3,485,440
Union Pacific Corp	87,067	15,740,843
United Parcel Service Inc ‘B’	87,741	10,270,961
United Technologies Corp	101,561	15,209,775
Vulcan Materials Co	16,693	2,403,625
Waste Management Inc	48,633	5,542,217
Waters Corp *	8,065	1,884,387
Westinghouse Air Brake Technologies Corp	23,047	1,793,057
Westrock Co	32,188	1,381,187
Xylem Inc	22,811	1,797,279

		296,188,877

Technology - 18.6%

Accenture PLC ‘A’	79,722	16,787,062
Activision Blizzard Inc	96,519	5,735,159
Adobe Inc *	60,766	20,041,234
Advanced Micro Devices Inc *	139,637	6,403,753
Akamai Technologies Inc *	20,205	1,745,308
Analog Devices Inc	46,606	5,538,657
ANSYS Inc *	10,633	2,737,041
Apple Inc	524,050	153,887,282
Applied Materials Inc	116,413	7,105,850
Autodesk Inc *	27,651	5,072,852
Broadcom Inc	49,764	15,726,419
Broadridge Financial Solutions Inc	14,193	1,753,403
Cadence Design Systems Inc *	34,912	2,421,496
Cerner Corp	39,664	2,910,941
Citrix Systems Inc	15,087	1,673,148
Cognizant Technology Solutions Corp ‘A’	68,690	4,260,154
DXC Technology Co	31,915	1,199,685
Electronic Arts Inc *	36,727	3,948,520
Fidelity National Information Services Inc	77,103	10,724,256
Fiserv Inc *	71,567	8,275,292
Fortinet Inc *	17,846	1,905,239
Hewlett Packard Enterprise Co	161,896	2,567,671
HP Inc	185,412	3,810,217
Intel Corp	545,782	32,665,053
International Business Machines Corp	111,016	14,880,585
Intuit Inc	32,567	8,530,274
IPG Photonics Corp *	4,569	662,139
Jack Henry & Associates Inc	9,799	1,427,420
KLA Corp	19,984	3,560,549
Lam Research Corp	18,230	5,330,452
Leidos Holdings Inc	16,490	1,614,206
Maxim Integrated Products Inc	34,305	2,110,101
Microchip Technology Inc	29,910	3,132,175
Micron Technology Inc *	138,535	7,450,412
Microsoft Corp	957,172	150,946,024
MSCI Inc	10,622	2,742,388

	Shares	Value
NetApp Inc	28,234	$1,757,567
NVIDIA Corp	76,629	18,030,804
Oracle Corp	272,060	14,413,739
Paychex Inc	40,225	3,421,538
Qorvo Inc *	14,392	1,672,782
QUALCOMM Inc	143,068	12,622,890
salesforce.com Inc *	111,244	18,092,724
Seagate Technology PLC	28,885	1,718,658
ServiceNow Inc *	23,559	6,651,177
Skyworks Solutions Inc	21,197	2,562,293
Synopsys Inc *	18,735	2,607,912
Take-Two Interactive Software Inc *	14,233	1,742,546
Texas Instruments Inc	117,069	15,018,782
Western Digital Corp	37,317	2,368,510
Xerox Holdings Corp *	22,651	835,142
Xilinx Inc	31,431	3,073,009
Zebra Technologies Corp ‘A’ *	6,724	1,717,579

		629,590,069

Utilities - 3.3%

AES Corp	84,059	1,672,774
Alliant Energy Corp	30,453	1,666,388
Ameren Corp	30,013	2,304,998
American Electric Power Co Inc	62,195	5,878,050
American Water Works Co Inc	22,739	2,793,486
Atmos Energy Corp	14,943	1,671,524
CenterPoint Energy Inc	63,829	1,740,617
CMS Energy Corp	36,371	2,285,554
Consolidated Edison Inc	41,344	3,740,392
Dominion Energy Inc	103,284	8,553,981
DTE Energy Co	23,367	3,034,672
Duke Energy Corp	91,046	8,304,306
Edison International	45,132	3,403,404
Entergy Corp	25,274	3,027,825
Evergy Inc	28,598	1,861,444
Eversource Energy	40,586	3,452,651
Exelon Corp	121,104	5,521,131
FirstEnergy Corp	68,639	3,335,855
NextEra Energy Inc	61,550	14,904,948
NiSource Inc	46,472	1,293,781
NRG Energy Inc	31,809	1,264,408
Pinnacle West Capital Corp	14,341	1,289,686
PPL Corp	90,192	3,236,089
Public Service Enterprise Group Inc	64,111	3,785,755
Sempra Energy	35,110	5,318,463
The Southern Co	131,763	8,393,303
WEC Energy Group Inc	39,828	3,673,336
Xcel Energy Inc	65,378	4,150,849

		111,559,670

Total Common Stocks (Cost $2,147,526,037)		3,356,639,896

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.9%

Repurchase Agreement - 0.9%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $29,732,908; collateralized by U.S. Treasury Notes: 3.125% due 11/15/28 and value $30,331,737)	$29,732,495	$29,732,495

Total Short-Term Investment (Cost $29,732,495)		29,732,495

TOTAL INVESTMENTS - 99.9% (Cost $2,177,258,532)		3,386,372,391

DERIVATIVES - 0.0%		87,400

OTHER ASSETS & LIABILITIES, NET - 0.1%		4,242,947

NET ASSETS - 100.0%		$3,390,702,738

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	21.7%
Technology	18.6%
Financial	17.4%
Communications	14.5%
Industrial	8.8%
Consumer, Cyclical	8.3%
Energy	4.3%
Utilities	3.3%
Others (each less than 3.0%)	3.0%

99.9%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Open futures contracts outstanding as of December 31, 2019 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	03/20	207	$33,354,485	$33,441,885	$87,400

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$3,356,639,896	$3,356,639,896	$-	$-
	Short-Term Investment	29,732,495	-	29,732,495	-
	Derivatives:
	Equity Contracts
	Futures	87,400	87,400	-	-

	Total	$3,386,459,791	$3,356,727,296	$29,732,495	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
RIGHTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Corium International Inc - Contingent Value Rights *	409	$74

Total Rights (Cost $74)		74

COMMON STOCKS - 98.1%

Basic Materials - 4.9%

AdvanSix Inc *	3,282	65,509
AK Steel Holding Corp *	21,019	69,153
Allegheny Technologies Inc *	14,883	307,483
American Vanguard Corp	3,484	67,833
Amyris Inc *	6,052	18,701
Carpenter Technology Corp	23,294	1,159,575
Century Aluminum Co *	5,853	43,985
Clearwater Paper Corp *	1,900	40,584
Cleveland-Cliffs Inc	27,039	227,128
Coeur Mining Inc *	28,183	227,719
Commercial Metals Co	13,974	311,201
Contura Energy Inc *	2,014	18,227
Covia Holdings Corp *	5,092	10,388
Energy Fuels Inc *	11,100	21,201
Ferro Corp *	1,854	27,495
Gold Resource Corp	7,082	39,234
Hawkins Inc	1,150	52,681
HB Fuller Co	1,532	79,005
Hecla Mining Co	58,038	196,749
Innophos Holdings Inc *	2,318	74,130
Innospec Inc	407	42,100
Intrepid Potash Inc *	10,830	29,349
Kaiser Aluminum Corp	909	100,799
Koppers Holdings Inc *	647	24,728
Kraton Corp *	2,653	67,174
Kronos Worldwide Inc	2,625	35,175
Livent Corp *	17,351	148,351
Minerals Technologies Inc	43,768	2,522,350
Neenah Inc	352	24,791
Novagold Resources Inc * (Canada)	8,156	73,078
OceanaGold Corp (Australia)	476,327	935,377
Oil-Dri Corp of America	632	22,910
Orion Engineered Carbons SA (Luxembourg)	2,392	46,166
PH Glatfelter Co	95,195	1,742,068
PolyOne Corp	43,632	1,605,221
PQ Group Holdings Inc *	4,368	75,042
Rayonier Advanced Materials Inc *	5,876	22,564
Reliance Steel & Aluminum Co	9,697	1,161,313
Schnitzer Steel Industries Inc ‘A’	3,030	65,690
Schweitzer-Mauduit International Inc	3,675	154,313
Sensient Technologies Corp	2,365	156,303
Stepan Co	2,151	220,348
Tronox Holdings PLC ‘A’ *	5,774	65,939
United States Lime & Minerals Inc	220	19,866
Valhi Inc	3,586	6,706
Verso Corp ‘A’ *	3,855	69,506

		12,495,208

Communications - 1.5%

ADTRAN Inc	5,600	55,384
ATN International Inc	1,294	71,675
Boston Omaha Corp ‘A’ *	344	7,238
CalAmp Corp *	3,990	38,224
Calix Inc *	2,720	21,760
Cambium Networks Corp *	334	2,919
Cars.com Inc *	6,946	84,880

	Shares	Value
Casa Systems Inc *	396	$1,620
Cincinnati Bell Inc *	6,011	62,935
Clear Channel Outdoor Holdings Inc *	4,789	13,697
comScore Inc *	5,985	29,566
Consolidated Communications Holdings Inc *	8,218	31,886
Cumulus Media Inc ‘A’ *	1,737	30,519
DASAN Zhone Solutions Inc *	43	381
DHI Group Inc *	6,243	18,791
Entercom Communications Corp ‘A’	14,082	65,340
Entravision Communications Corp ‘A’	5,520	14,462
ePlus Inc *	191	16,099
Fluent Inc *	395	988
Frontier Communications Corp *	12,844	11,426
Gannett Co Inc	13,869	88,484
Gray Television Inc *	6,347	136,080
Harmonic Inc *	10,501	81,908
HealthStream Inc *	1,889	51,381
Hemisphere Media Group Inc *	141	2,094
Houghton Mifflin Harcourt Co *	12,336	77,100
IDT Corp ‘B’ *	529	3,814
Infinera Corp *	21,211	168,415
Inseego Corp *	5,412	39,670
Intelsat SA *	7,997	56,219
Iridium Communications Inc *	11,712	288,584
KVH Industries Inc *	1,682	18,721
Lands’ End Inc *	1,331	22,361
Leaf Group Ltd *	543	2,172
Lee Enterprises Inc *	6,523	9,263
Liberty Latin America Ltd ‘A’ * (Chile)	5,728	110,550
Liberty Latin America Ltd ‘C’ * (Chile)	13,198	256,833
Limelight Networks Inc *	8,167	33,321
Liquidity Services Inc *	3,468	20,669
Marchex Inc ‘B’ *	4,141	15,653
Maxar Technologies Inc *	7,068	110,756
MSG Networks Inc ‘A’ *	5,097	88,688
National CineMedia Inc	6,460	47,093
NeoPhotonics Corp *	4,542	40,060
NETGEAR Inc *	3,515	86,153
ORBCOMM Inc *	1,735	7,304
Overstock.com Inc *	2,778	19,585
Preformed Line Products Co	380	22,933
Quotient Technology Inc *	7,984	78,722
Ribbon Communications Inc *	7,262	22,512
RigNet Inc *	194	1,280
Saga Communications Inc ‘A’	469	14,258
Scholastic Corp	3,485	133,998
Spok Holdings Inc	2,026	24,778
Stamps.com Inc *	1,953	163,115
Stitch Fix Inc ‘A’ *	576	14,780
TEGNA Inc	25,801	430,619
TESSCO Technologies Inc	747	8,381
The EW Scripps Co ‘A’	6,469	101,628
The Meet Group Inc *	2,770	13,878
The RealReal Inc *	1,554	29,293
The Rubicon Project Inc *	1,888	15,406
Tribune Publishing Co	2,147	28,255
TrueCar Inc *	1,786	8,483
Value Line Inc	57	1,648
Vonage Holdings Corp *	8,531	63,215
WideOpenWest Inc *	3,022	22,423

		3,662,326

Consumer, Cyclical - 13.1%

Abercrombie & Fitch Co ‘A’	7,426	128,396
Acushnet Holdings Corp	4,152	134,940
Adient PLC *	10,377	220,511
AMC Entertainment Holdings Inc ‘A’	5,941	43,013
American Axle & Manufacturing Holdings Inc *	13,222	142,269
American Eagle Outfitters Inc	1,838	27,019
Anixter International Inc *	3,612	332,665

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Ascena Retail Group Inc *	907	$6,952
At Home Group Inc *	5,442	29,931
Barnes & Noble Education Inc *	4,696	20,052
Bassett Furniture Industries Inc	1,115	18,598
BBX Capital Corp	8,000	38,160
Beacon Roofing Supply Inc *	6,525	208,670
Beazer Homes USA Inc *	3,461	48,904
Bed Bath & Beyond Inc	14,427	249,587
Big Lots Inc	4,603	132,198
Biglari Holdings Inc ‘B’ *	21	2,403
BJ’s Wholesale Club Holdings Inc *	44,779	1,018,275
Blue Bird Corp *	870	19,940
BlueLinx Holdings Inc *	1,092	15,561
BMC Stock Holdings Inc *	7,874	225,905
Boyd Gaming Corp	893	26,736
Brinker International Inc	43,065	1,808,730
Brunswick Corp	21,700	1,301,566
Caleres Inc	34,746	825,218
Callaway Golf Co	11,057	234,408
Cannae Holdings Inc *	7,995	297,334
Carrols Restaurant Group Inc *	4,036	28,454
Carter’s Inc	30,918	3,380,574
Century Casinos Inc *	3,280	25,978
Century Communities Inc *	1,859	50,844
Chico’s FAS Inc	13,768	52,456
Chuy’s Holdings Inc *	1,459	37,817
Cinemark Holdings Inc	41,945	1,419,838
Citi Trends Inc	1,318	30,472
Clarus Corp	1,149	15,580
Commercial Vehicle Group Inc *	3,724	23,647
CompX International Inc	170	2,480
Conn’s Inc *	2,130	26,391
Cooper Tire & Rubber Co	5,922	170,258
Cooper-Standard Holdings Inc *	1,954	64,795
Culp Inc	1,347	18,346
Daktronics Inc	4,471	27,228
Dana Inc	17,097	311,165
Del Taco Restaurants Inc *	3,475	27,470
Delta Apparel Inc *	741	23,045
Denny’s Corp *	1,683	33,458
Designer Brands Inc ‘A’	4,730	74,450
Dillard’s Inc ‘A’	1,181	86,780
Dine Brands Global Inc	764	63,809
Drive Shack Inc *	944	3,455
El Pollo Loco Holdings Inc *	2,394	36,245
Eros International PLC * (India)	8,011	27,157
Escalade Inc	1,294	12,720
Ethan Allen Interiors Inc	2,798	53,330
Express Inc *	7,637	37,192
Fiesta Restaurant Group Inc *	2,870	28,384
Flexsteel Industries Inc	934	18,605
Forestar Group Inc *	1,446	30,149
Fossil Group Inc *	5,410	42,631
Foundation Building Materials Inc *	1,700	32,895
G-III Apparel Group Ltd *	5,214	174,669
Gaia Inc *	1,245	9,948
GameStop Corp ‘A’ *	9,943	60,454
Genesco Inc *	1,710	81,943
GMS Inc *	2,615	70,814
GNC Holdings Inc ‘A’ *	9,413	25,415
Golden Entertainment Inc *	1,073	20,623
Green Brick Partners Inc *	2,791	32,041
Group 1 Automotive Inc	2,098	209,800
Guess? Inc	5,430	121,523
H&E Equipment Services Inc	810	27,078
Haverty Furniture Cos Inc	2,112	42,578
Hawaiian Holdings Inc	5,469	160,187
Hibbett Sports Inc *	1,947	54,594
HNI Corp	1,048	39,258
Hooker Furniture Corp	1,319	33,885

	Shares	Value
Hudson Ltd ‘A’ *	4,352	$66,760
Interface Inc	694	11,514
J Alexander’s Holdings Inc *	1,531	14,636
J. Jill Inc	2,066	2,335
Jack in the Box Inc	29,377	2,292,287
JC Penney Co Inc *	37,293	41,768
Johnson Outdoors Inc ‘A’	237	18,178
KB Home	8,086	277,107
Kimball International Inc ‘B’	525	10,852
Knoll Inc	315	7,957
Kontoor Brands Inc *	3,987	167,414
Kura Sushi USA Inc ‘A’ *	174	4,428
La-Z-Boy Inc	3,062	96,392
LCI Industries	271	29,032
Lifetime Brands Inc	1,407	9,779
Lithia Motors Inc ‘A’	1,020	149,940
Lumber Liquidators Holdings Inc *	2,820	27,551
M/I Homes Inc *	3,208	126,235
MarineMax Inc *	2,331	38,904
Marriott Vacations Worldwide Corp	4,023	518,002
MDC Holdings Inc	5,955	227,243
Meritage Homes Corp *	4,292	262,284
Meritor Inc *	1,486	38,918
Mesa Air Group Inc *	1,425	12,740
Methode Electronics Inc	4,329	170,346
Miller Industries Inc	1,224	45,447
Mobile Mini Inc	3,466	131,396
Modine Manufacturing Co *	5,717	44,021
Monarch Casino & Resort Inc *	255	12,380
Motorcar Parts of America Inc *	2,197	48,400
Movado Group Inc	1,797	39,067
Navistar International Corp *	5,848	169,241
Office Depot Inc	64,306	176,199
OneSpaWorld Holdings Ltd * (Bahamas)	5,414	91,172
Oxford Industries Inc	1,215	91,635
Papa John’s International Inc	293	18,503
Party City Holdco Inc *	6,568	15,369
PC Connection Inc	1,353	67,190
Penn National Gaming Inc *	11,548	295,167
PetMed Express Inc	1,625	38,220
Potbelly Corp *	2,574	10,862
PriceSmart Inc	2,434	172,863
Purple Innovation Inc *	675	5,879
RCI Hospitality Holdings Inc	1,107	22,694
Reading International Inc ‘A’ *	1,833	20,511
Red Lion Hotels Corp *	2,927	10,918
Red Robin Gourmet Burgers Inc *	1,488	49,134
Regis Corp *	2,583	46,158
REV Group Inc	2,776	33,951
RH *	1,402	299,327
Rite Aid Corp *	6,623	102,458
Rocky Brands Inc	854	25,133
RTW RetailWinds Inc *	3,662	2,933
Rush Enterprises Inc ‘A’	3,216	149,544
Rush Enterprises Inc ‘B’	544	24,861
Sally Beauty Holdings Inc *	14,355	261,979
ScanSource Inc *	3,000	110,850
Shoe Carnival Inc	1,101	41,045
Signet Jewelers Ltd (NYSE)	6,127	133,201
SkyWest Inc	5,836	377,181
Sleep Number Corp *	293	14,427
Sonic Automotive Inc ‘A’	2,876	89,156
Spartan Motors Inc	1,102	19,924
Spirit Airlines Inc *	1,739	70,099
Sportsman’s Warehouse Holdings Inc *	5,165	41,475
Standard Motor Products Inc	1,948	103,673
Steelcase Inc ‘A’	7,827	160,140
Superior Group of Cos Inc	978	13,242
Systemax Inc	383	9,636
Tailored Brands Inc *	724	2,997

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Taylor Morrison Home Corp *	10,732	$234,602
Telenav Inc *	2,033	9,880
Tenneco Inc ‘A’ *	6,072	79,543
The Buckle Inc	3,412	92,261
The Cato Corp ‘A’	2,645	46,023
The Container Store Group Inc *	1,856	7,832
The Habit Restaurants Inc ‘A’ *	1,711	17,846
The Marcus Corp	2,655	84,349
The Michaels Cos Inc *	9,928	80,318
The St Joe Co *	3,969	78,705
Thor Industries Inc	17,500	1,300,075
Tilly’s Inc ‘A’	2,661	32,597
Titan International Inc	6,319	22,875
Titan Machinery Inc *	2,273	33,595
Toll Brothers Inc	37,626	1,486,603
TRI Pointe Group Inc *	16,370	255,045
Triton International Ltd (Bermuda)	6,410	257,682
Tupperware Brands Corp *	5,709	48,983
Unifi Inc *	21,279	537,508
UniFirst Corp	1,793	362,150
Universal Electronics Inc *	155	8,100
Vera Bradley Inc *	2,448	28,886
Veritiv Corp *	1,589	31,256
Vince Holding Corp *	368	6,370
Vista Outdoor Inc *	6,718	50,251
Visteon Corp *	3,305	286,180
Wabash National Corp	6,386	93,810
Waitr Holdings Inc *	5,161	1,662
Wesco Aircraft Holdings Inc *	4,552	50,163
Weyco Group Inc	688	18,198
William Lyon Homes ‘A’ *	3,753	74,985
Wingstop Inc	274	23,627
Winmark Corp	184	36,487
Winnebago Industries Inc	1,080	57,218
Wolverine World Wide Inc	4,845	163,470
World Fuel Services Corp	7,638	331,642
Wyndham Hotels & Resorts Inc	56,200	3,529,922
Zumiez Inc *	2,362	81,584

		33,315,392

Consumer, Non-Cyclical - 6.5%

89bio Inc *	81	2,129
Aaron’s Inc	903	51,570
Abeona Therapeutics Inc *	3,938	12,877
ABM Industries Inc	7,881	297,192
Acacia Research Corp *	6,243	16,606
Acceleron Pharma Inc *	891	47,241
ACCO Brands Corp	11,407	106,770
AcelRx Pharmaceuticals Inc *	6,375	13,451
Achillion Pharmaceuticals Inc *	16,087	97,005
Aclaris Therapeutics Inc *	3,756	7,099
Acorda Therapeutics Inc *	5,498	11,216
Adamas Pharmaceuticals Inc *	2,762	10,468
ADMA Biologics Inc *	695	2,780
Adtalem Global Education Inc *	6,365	222,584
Aduro Biotech Inc *	1,345	1,587
Aeglea BioTherapeutics Inc *	2,731	20,865
Affimed NV * (Germany)	1,231	3,373
Akebia Therapeutics Inc *	13,912	87,924
Akero Therapeutics Inc *	184	4,084
Akorn Inc *	9,961	14,941
Aldeyra Therapeutics Inc *	773	4,491
Alico Inc	479	17,163
Alphatec Holdings Inc *	546	3,874
AMAG Pharmaceuticals Inc *	4,092	49,800
American Public Education Inc *	1,798	49,247
American Renal Associates Holdings Inc *	1,301	13,491
AnaptysBio Inc *	471	7,654
AngioDynamics Inc *	4,279	68,507
Anika Therapeutics Inc *	1,582	82,027

	Shares	Value
Applied Therapeutics Inc *	140	$3,819
Aprea Therapeutics Inc * (Sweden)	145	6,654
Apyx Medical Corp *	3,523	29,805
Arcus Biosciences Inc *	3,850	38,885
Ardelyx Inc *	5,714	42,884
Arena Pharmaceuticals Inc *	1,175	53,368
Arlo Technologies Inc *	9,043	38,071
ArQule Inc *	1,225	24,451
ASGN Inc *	740	52,518
Assembly Biosciences Inc *	2,483	50,802
Assertio Therapeutics Inc *	7,922	9,902
Atreca Inc ‘A’ *	171	2,645
Avanos Medical Inc *	5,586	188,248
Avid Bioservices Inc *	616	4,725
B&G Foods Inc	6,735	120,759
BellRing Brands Inc ‘A’ *	1,898	40,408
Beyondspring Inc *	109	1,689
BG Staffing Inc	687	15,038
BioCryst Pharmaceuticals Inc *	2,951	10,181
Bridgebio Pharma Inc *	584	20,469
BrightView Holdings Inc *	3,673	61,964
Brookdale Senior Living Inc *	21,807	158,537
Cabaletta Bio Inc *	254	3,548
Cadiz Inc *	1,567	17,268
CAI International Inc *	1,966	56,975
Cal-Maine Foods Inc *	3,752	160,398
Calithera Biosciences Inc *	4,954	28,287
Cara Therapeutics Inc *	695	11,196
Cardtronics PLC ‘A’ *	824	36,792
Care.com Inc *	233	3,502
CareDx Inc *	297	6,406
Carriage Services Inc	1,965	50,304
CASI Pharmaceuticals Inc *	607	1,876
Castle Biosciences Inc *	96	3,300
cbdMD Inc *	1,134	2,563
CBIZ Inc *	6,075	163,782
CEL-SCI Corp *	332	3,038
Cellular Biomedicine Group Inc *	334	5,424
Central Garden & Pet Co *	1,287	39,987
Central Garden & Pet Co ‘A’ *	4,959	145,596
Cerus Corp *	2,073	8,748
Chimerix Inc *	5,753	11,679
Coherus Biosciences Inc *	4,302	77,457
Collectors Universe Inc	104	2,397
Community Health Systems Inc *	10,207	29,600
Concert Pharmaceuticals Inc *	2,424	22,361
Constellation Pharmaceuticals Inc *	189	8,904
Cortexyme Inc *	47	2,639
CRA International Inc	659	35,896
Craft Brew Alliance Inc *	1,279	21,103
Cross Country Healthcare Inc *	3,523	40,937
Cyclerion Therapeutics Inc *	211	574
Cytokinetics Inc *	687	7,289
Darling Ingredients Inc *	19,437	545,791
Diplomat Pharmacy Inc *	7,046	28,184
Dynavax Technologies Corp *	1,238	7,081
Edgewell Personal Care Co *	6,381	197,556
ElectroCore Inc *	1,538	2,445
elf Beauty Inc *	2,566	41,390
Eloxx Pharmaceuticals Inc *	325	2,392
Emerald Expositions Events Inc	2,790	29,434
Endo International PLC *	25,061	117,536
Ennis Inc	3,005	65,058
Enochian Biosciences Inc *	938	4,709
Enzo Biochem Inc *	5,386	14,165
Epizyme Inc *	2,423	59,606
Evelo Biosciences Inc *	1,346	5,465
Exagen Inc *	131	3,327
EyePoint Pharmaceuticals Inc *	2,583	4,004
Farmer Brothers Co *	1,260	18,976

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
FibroGen Inc *	971	$41,646
Five Prime Therapeutics Inc *	4,137	18,989
Frequency Therapeutics Inc *	141	2,472
Fresh Del Monte Produce Inc	3,628	126,907
FTI Consulting Inc *	4,003	442,972
G1 Therapeutics Inc *	1,608	42,499
Geron Corp *	21,142	28,753
Glanbia PLC (Ireland)	30,700	353,315
Gossamer Bio Inc *	2,425	37,903
GP Strategies Corp *	1,520	20,110
Green Dot Corp ‘A’ *	947	22,065
Gritstone Oncology Inc *	2,366	21,223
Hanger Inc *	3,564	98,402
Harpoon Therapeutics Inc *	585	8,652
Heidrick & Struggles International Inc	1,980	64,350
Herc Holdings Inc *	2,640	129,202
Hertz Global Holdings Inc *	11,988	188,811
Hostess Brands Inc *	14,090	204,869
Huron Consulting Group Inc *	14,482	995,203
ICF International Inc	825	75,586
IGM Biosciences Inc *	104	3,969
ImmunoGen Inc *	7,963	40,651
Immunomedics Inc *	2,010	42,532
Information Services Group Inc *	4,084	10,333
Ingles Markets Inc ‘A’	1,660	78,867
Integer Holdings Corp *	11,430	919,315
Intellia Therapeutics Inc *	1,279	18,763
Intra-Cellular Therapies Inc *	2,681	91,985
Intrexon Corp *	6,542	35,850
Invacare Corp	3,876	34,962
Jounce Therapeutics Inc *	1,965	17,154
K12 Inc *	4,307	87,647
Kala Pharmaceuticals Inc *	1,301	4,801
Karuna Therapeutics Inc *	108	8,137
Kelly Services Inc ‘A’	3,890	87,836
Kezar Life Sciences Inc *	1,784	7,154
Kiniksa Pharmaceuticals Ltd ‘A’ *	104	1,150
Lancaster Colony Corp	615	98,461
Landec Corp *	2,981	33,715
Lannett Co Inc *	3,739	32,978
Laureate Education Inc ‘A’ *	13,953	245,712
LeMaitre Vascular Inc	279	10,030
Ligand Pharmaceuticals Inc *	1,696	176,876
Limoneira Co	1,209	23,249
Lineage Cell Therapeutics Inc *	13,243	11,786
LivaNova PLC *	1,205	90,893
LiveRamp Holdings Inc *	7,930	381,195
Livongo Health Inc *	261	6,541
Luminex Corp	4,970	115,105
MacroGenics Inc *	3,102	33,750
Magellan Health Inc *	1,145	89,596
Mallinckrodt PLC *	10,171	35,497
Maple Leaf Foods Inc (Canada)	64,869	1,292,834
Menlo Therapeutics Inc *	1,885	8,746
Meridian Bioscience Inc *	4,463	43,604
Mersana Therapeutics Inc *	4,382	25,109
Minerva Neurosciences Inc *	408	2,901
Molecular Templates Inc *	758	10,601
Morphic Holding Inc *	200	3,432
Myriad Genetics Inc *	7,381	200,985
NanoString Technologies Inc *	381	10,599
Nathan’s Famous Inc	211	14,956
National HealthCare Corp	1,449	125,237
Natural Grocers by Vitamin Cottage Inc	1,175	11,597
Nature’s Sunshine Products Inc *	1,123	10,028
Neon Therapeutics Inc *	1,718	2,027
NextCure Inc *	78	4,394
NGM Biopharmaceuticals Inc *	130	2,404
Novavax Inc *	1,938	7,713
OPKO Health Inc *	45,285	66,569

	Shares	Value
Option Care Health Inc *	12,898	$48,110
OraSure Technologies Inc *	7,112	57,109
Orthofix Medical Inc *	542	25,030
Osmotica Pharmaceuticals PLC *	977	6,829
Owens & Minor Inc	7,529	38,925
Oyster Point Pharma Inc *	148	3,617
Pacific Biosciences of California Inc *	1,548	7,957
Patterson Cos Inc	9,943	203,633
PDL BioPharma Inc *	13,018	42,243
Personalis Inc *	224	2,442
Phathom Pharmaceuticals Inc *	247	7,692
Phibro Animal Health Corp ‘A’	167	4,147
PolarityTE Inc *	1,708	4,441
Prestige Consumer Healthcare Inc *	5,940	240,570
Prevail Therapeutics Inc *	179	2,834
Principia Biopharma Inc *	160	8,765
Progyny Inc *	722	19,819
Protagonist Therapeutics Inc *	690	4,864
Prothena Corp PLC * (Ireland)	4,838	76,586
Pyxus International Inc *	1,051	9,396
Quad/Graphics Inc	3,850	17,979
Quanex Building Products Corp	3,877	66,219
Reata Pharmaceuticals Inc ‘A’ *	1,533	313,391
Resources Connection Inc	2,447	39,960
resTORbio Inc *	1,702	2,536
Revance Therapeutics Inc *	888	14,412
Revlon Inc ‘A’ *	155	3,320
Rigel Pharmaceuticals Inc *	1,951	4,175
Rockwell Medical Inc *	301	734
Rosetta Stone Inc *	2,106	38,203
RR Donnelley & Sons Co	8,475	33,476
RTI Surgical Holdings Inc *	6,897	18,898
Sanderson Farms Inc	374	65,906
Sangamo Therapeutics Inc *	4,120	34,484
Satsuma Pharmaceuticals Inc *	154	3,031
SEACOR Marine Holdings Inc *	2,347	32,365
SeaSpine Holdings Corp *	1,791	21,510
Seneca Foods Corp ‘A’ *	779	31,775
Sientra Inc *	690	6,169
Solid Biosciences Inc *	2,012	8,953
SP Plus Corp *	2,730	115,834
SpartanNash Co	4,265	60,734
Spectrum Pharmaceuticals Inc *	1,011	3,680
Spero Therapeutics Inc *	1,214	11,673
SpringWorks Therapeutics Inc *	234	9,007
Stoke Therapeutics Inc *	236	6,684
Strongbridge Biopharma PLC *	4,431	9,261
Surgery Partners Inc *	2,658	41,611
Sutro Biopharma Inc *	1,073	11,803
Syneos Health Inc *	6,853	407,582
Synlogic Inc *	1,930	4,979
Synthorx Inc *	113	7,898
TCR2 Therapeutics Inc *	1,301	18,578
Team Inc *	3,464	55,320
Tejon Ranch Co *	2,352	37,585
Tenet Healthcare Corp *	822	31,261
Textainer Group Holdings Ltd * (China)	4,906	52,543
TG Therapeutics Inc *	1,005	11,155
The Andersons Inc	3,717	93,966
The Hackett Group Inc	260	4,196
The Medicines Co *	5,981	508,026
The Simply Good Foods Co *	9,768	278,779
TherapeuticsMD Inc *	2,551	6,173
Tivity Health Inc *	5,606	114,054
Tootsie Roll Industries Inc	210	7,169
TransEnterix Inc *	526	773
TransMedics Group Inc *	235	4,467
Triple-S Management Corp ‘B’ *	2,663	49,239
TrueBlue Inc *	4,566	109,858
Turning Point Therapeutics Inc *	158	9,842

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
United Natural Foods Inc *	6,436	$56,379
UNITY Biotechnology Inc *	955	6,886
Universal Corp	2,901	165,531
Utah Medical Products Inc	53	5,719
Varex Imaging Corp *	2,518	75,062
VBI Vaccines Inc *	1,983	2,737
Vector Group Ltd	810	10,846
Vectrus Inc *	1,343	68,842
Verrica Pharmaceuticals Inc *	920	14,619
Viela Bio Inc *	113	3,068
Viking Therapeutics Inc *	6,861	55,025
Village Super Market Inc ‘A’	949	22,017
Vir Biotechnology Inc *	194	2,440
WaVe Life Sciences Ltd *	580	4,649
Weis Markets Inc	1,088	44,053
WW International Inc *	5,509	210,499
Xeris Pharmaceuticals Inc *	175	1,234

		16,510,779

Energy - 4.3%

Abraxas Petroleum Corp *	19,565	6,869
Advanced Emissions Solutions Inc	290	3,045
Amplify Energy Corp	1,445	9,551
Arch Coal Inc ‘A’	1,787	128,199
Archrock Inc	15,151	152,116
Berry Petroleum Corp	7,289	68,735
Bonanza Creek Energy Inc *	2,250	52,515
Brigham Minerals Inc ‘A’	567	12,156
California Resources Corp *	5,663	51,137
Callon Petroleum Co *	45,423	219,392
Chaparral Energy Inc ‘A’ *	3,794	6,677
Clean Energy Fuels Corp *	16,070	37,604
CNX Resources Corp *	22,041	195,063
Comstock Resources Inc *	1,835	15,102
CONSOL Energy Inc *	3,037	44,067
Crescent Point Energy Corp (TSE) (Canada)	384,900	1,716,200
CVR Energy Inc	2,062	83,367
Delek US Holdings Inc	8,764	293,857
Denbury Resources Inc *	56,338	79,437
Diamond Offshore Drilling Inc *	7,614	54,745
Dril-Quip Inc *	4,272	200,399
Earthstone Energy Inc ‘A’ *	2,378	15,053
Era Group Inc *	2,204	22,415
Evolution Petroleum Corp	430	2,352
Exterran Corp *	3,520	27,562
Extraction Oil & Gas Inc *	10,237	21,702
Falcon Minerals Corp	3,913	27,626
Flotek Industries Inc *	6,966	13,932
Forum Energy Technologies Inc *	9,988	16,780
Frank’s International NV *	12,512	64,687
FTS International Inc *	2,171	2,258
FutureFuel Corp	3,005	37,232
Geospace Technologies Corp *	1,589	26,647
Goodrich Petroleum Corp *	288	2,891
Green Plains Inc *	4,054	62,553
Gulfport Energy Corp *	18,842	57,280
Hallador Energy Co	2,296	6,819
Helix Energy Solutions Group Inc *	16,895	162,699
HighPoint Resources Corp *	13,743	23,226
Hunting PLC (United Kingdom)	372,474	2,076,102
Independence Contract Drilling Inc *	5,717	5,699
Jagged Peak Energy Inc *	2,942	24,978
KLX Energy Services Holdings Inc *	2,497	16,081
Laredo Petroleum Inc *	21,294	61,114
Liberty Oilfield Services Inc ‘A’	4,422	49,173
Magnolia Oil & Gas Corp ‘A’ *	11,836	148,897
Mammoth Energy Services Inc *	1,593	3,505
Matador Resources Co *	11,792	211,902
Matrix Service Co *	3,177	72,690
McDermott International Inc *	22,225	15,037

	Shares	Value
Montage Resources Corp *	2,622	$20,819
MRC Global Inc *	8,386	114,385
Murphy USA Inc *	2,855	334,035
Nabors Industries Ltd	41,673	120,018
NACCO Industries Inc ‘A’	429	20,090
National Energy Services Reunited Corp *	2,889	26,348
Natural Gas Services Group Inc *	22,869	280,374
NCS Multistage Holdings Inc *	1,213	2,547
Newpark Resources Inc *	10,453	65,540
NexTier Oilfield Solutions Inc *	18,959	127,025
Nine Energy Service Inc *	1,974	15,437
Noble Corp PLC *	28,701	35,015
Northern Oil and Gas Inc *	34,948	81,778
NOW Inc *	12,934	145,378
Oasis Petroleum Inc *	37,792	123,202
Oceaneering International Inc *	11,652	173,731
Oil States International Inc *	7,118	116,095
Pacific Drilling SA *	3,642	14,859
Panhandle Oil and Gas Inc ‘A’	1,839	20,615
Par Pacific Holdings Inc *	4,182	97,190
Parker Drilling Co *	1,121	25,222
Pattern Energy Group Inc ‘A’	10,455	279,723
PDC Energy Inc *	7,311	191,329
Peabody Energy Corp	7,583	69,157
Penn Virginia Corp *	1,574	47,771
PrimeEnergy Resources Corp *	18	2,723
ProPetro Holding Corp *	3,993	44,921
QEP Resources Inc	28,289	127,300
Ramaco Resources Inc *	981	3,512
Renewable Energy Group Inc *	4,358	117,448
REX American Resources Corp *	654	53,602
Ring Energy Inc *	4,215	11,128
RPC Inc *	7,102	37,214
SandRidge Energy Inc *	3,883	16,464
Seadrill Ltd * (United Kingdom)	7,148	18,156
Select Energy Services Inc ‘A’ *	6,973	64,709
SilverBow Resources Inc *	909	8,999
SM Energy Co	13,259	149,031
Smart Sand Inc *	2,796	7,046
Southwestern Energy Co *	64,515	156,126
SRC Energy Inc *	28,696	118,227
SunCoke Energy Inc	8,598	53,566
Sunnova Energy International Inc *	1,054	11,763
SunPower Corp *	7,315	57,057
Talos Energy Inc *	2,386	71,938
TerraForm Power Inc ‘A’	2,615	40,245
TETRA Technologies Inc *	14,656	28,726
Thermon Group Holdings Inc *	2,755	73,834
Trecora Resources *	2,659	19,012
Unit Corp *	6,552	4,558
US Silica Holdings Inc	8,534	52,484
Us Well Services Inc *	478	903
W&T Offshore Inc *	11,085	61,633
Warrior Met Coal Inc	6,151	129,971
Whiting Petroleum Corp *	10,764	79,008

		10,878,112

Financial - 38.4%

1st Constitution Bancorp	970	21,466
1st Source Corp	1,667	86,484
Acadia Realty Trust REIT	10,041	260,363
ACNB Corp	805	30,445
AG Mortgage Investment Trust Inc REIT	3,870	59,675
Agree Realty Corp REIT	4,900	343,833
Aircastle Ltd	6,208	198,718
Alerus Financial Corp	137	3,130
Alexander & Baldwin Inc REIT	8,174	171,327
Allegiance Bancshares Inc *	2,221	83,510
Altisource Portfolio Solutions SA *	583	11,269
Amalgamated Bank ‘A’	1,685	32,773

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Ambac Financial Group Inc *	5,359	$115,594
Amerant Bancorp Inc *	2,259	49,224
American Equity Investment Life Holding Co	10,673	319,443
American Finance Trust Inc REIT	11,789	156,322
American National Bankshares Inc	1,289	51,006
American Realty Investors Inc *	229	3,923
Ameris Bancorp	6,099	259,451
AMERISAFE Inc	2,268	149,756
Ames National Corp	1,023	28,705
Anworth Mortgage Asset Corp REIT	11,534	40,600
Apollo Commercial Real Estate Finance Inc REIT	18,319	335,055
Ares Commercial Real Estate Corp REIT	3,282	51,987
Argo Group International Holdings Ltd	3,859	253,729
Arlington Asset Investment Corp ‘A’ REIT	4,319	24,057
Armada Hoffler Properties Inc REIT	4,405	80,832
ARMOUR Residential REIT Inc	6,921	123,678
Arrow Financial Corp	1,508	57,002
Artisan Partners Asset Management Inc ‘A’	2,762	89,268
Ashford Hospitality Trust Inc REIT	10,800	30,132
Assetmark Financial Holdings Inc *	874	25,363
Associated Capital Group Inc ‘A’	227	8,898
Atlantic Capital Bancshares Inc *	2,380	43,673
Atlantic Union Bankshares Corp	31,556	1,184,928
Axos Financial Inc *	2,494	75,518
B. Riley Financial Inc	2,461	61,968
Banc of California Inc	5,350	91,913
BancFirst Corp	2,216	138,367
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Panama)	3,775	80,710
BancorpSouth Bank	11,664	366,366
Bank First Corp	34	2,380
Bank of Commerce Holdings	2,147	24,841
Bank of Marin Bancorp	1,564	70,458
Bank7 Corp	316	5,991
BankFinancial Corp	1,638	21,425
Bankwell Financial Group Inc	787	22,697
Banner Corp	4,048	229,076
Bar Harbor Bankshares	1,750	44,433
Baycom Corp *	824	18,738
BCB Bancorp Inc	1,787	24,643
Berkshire Hills Bancorp Inc	5,333	175,349
Blackstone Mortgage Trust Inc ‘A’ REIT	15,021	559,082
Blucora Inc *	1,650	43,131
Boston Private Financial Holdings Inc	9,809	118,002
Braemar Hotels & Resorts Inc REIT	3,717	33,193
Brandywine Realty Trust REIT	117,159	1,845,254
Bridge Bancorp Inc	1,914	64,176
Bridgewater Bancshares Inc *	2,650	36,517
Brightsphere Investment Group Inc *	7,782	79,532
Brookline Bancorp Inc	9,301	153,094
BRP Group Inc ‘A’ *	997	16,002
BRT Apartments Corp REIT	1,238	21,009
Bryn Mawr Bank Corp	69,507	2,866,469
Business First Bancshares Inc	1,515	37,769
Byline Bancorp Inc	2,835	55,481
C&F Financial Corp	404	22,353
Cadence BanCorp	14,858	269,376
Cambridge Bancorp	381	30,537
Camden National Corp	1,717	79,085
Capital Bancorp Inc *	972	14,473
Capital City Bank Group Inc	1,625	49,563
Capitol Federal Financial Inc	15,688	215,396
Capstar Financial Holdings Inc	1,762	29,337
Capstead Mortgage Corp REIT	11,182	88,561
CareTrust REIT Inc	2,876	59,332
Carolina Financial Corp	2,766	119,574
Carter Bank & Trust *	2,743	65,064
CatchMark Timber Trust Inc ‘A’ REIT	5,754	65,998
Cathay General Bancorp	9,095	346,065

	Shares	Value
CBL & Associates Properties Inc REIT *	19,555	$20,533
CBTX Inc	2,100	65,352
Cedar Realty Trust Inc REIT	10,636	31,376
CenterState Bank Corp	78,796	1,968,324
Central Pacific Financial Corp	2,968	87,793
Central Valley Community Bancorp	1,307	28,323
Century Bancorp Inc ‘A’	287	25,819
Chatham Lodging Trust REIT	5,426	99,513
Chemung Financial Corp	444	18,870
Cherry Hill Mortgage Investment Corp REIT	1,816	26,495
CIM Commercial Trust Corp REIT	165	2,393
Citizens & Northern Corp	1,437	40,595
Citizens Inc *	6,095	41,141
City Holding Co	1,711	140,216
City Office REIT Inc	6,136	82,959
Civista Bancshares Inc	1,852	44,448
CNB Financial Corp	1,675	54,739
CNO Financial Group Inc	35,137	637,034
Coastal Financial Corp *	384	6,324
Codorus Valley Bancorp Inc	1,094	25,195
Colony Bankcorp Inc	876	14,454
Colony Credit Real Estate Inc REIT	9,610	126,468
Columbia Banking System Inc	98,277	3,998,400
Columbia Financial Inc *	6,182	104,723
Community Bank System Inc	6,022	427,201
Community Bankers Trust Corp	2,722	24,171
Community Healthcare Trust Inc REIT	893	38,274
Community Trust Bancorp Inc	1,808	84,325
ConnectOne Bancorp Inc	3,989	102,597
Consolidated-Tomoka Land Co	586	35,348
CoreCivic Inc REIT	14,101	245,075
CorEnergy Infrastructure Trust Inc REIT	1,489	66,573
CorePoint Lodging Inc REIT	4,795	51,211
Cowen Inc ‘A’ *	1,769	27,862
Crawford & Co ‘A’	271	3,108
CrossFirst Bankshares Inc *	643	9,272
Cushman & Wakefield PLC *	758	15,494
Customers Bancorp Inc *	3,361	80,025
CVB Financial Corp	15,795	340,856
Deluxe Corp	4,689	234,075
Diamond Hill Investment Group Inc	45	6,321
DiamondRock Hospitality Co REIT	23,706	262,662
Dime Community Bancshares Inc	3,756	78,463
Diversified Healthcare Trust Reit *	28,019	236,480
Donegal Group Inc ‘A’	1,243	18,421
Dynex Capital Inc REIT	2,607	44,163
Eagle Bancorp Inc	3,660	177,986
Easterly Government Properties Inc REIT	6,870	163,025
Elevate Credit Inc *	830	3,694
Ellington Financial Inc	3,665	67,179
Employers Holdings Inc	3,754	156,730
Encore Capital Group Inc *	3,660	129,418
Enova International Inc *	1,389	33,419
Enstar Group Ltd * (Bermuda)	1,129	233,545
Entegra Financial Corp *	742	22,379
Enterprise Bancorp Inc	1,050	35,564
Enterprise Financial Services Corp	2,864	138,073
Equity Bancshares Inc ‘A’ *	1,750	54,023
Esquire Financial Holdings Inc *	498	12,983
ESSA Bancorp Inc	1,117	18,933
Essent Group Ltd	5,606	291,456
Essential Properties Realty Trust Inc REIT	8,524	211,480
Evans Bancorp Inc	585	23,459
Exantas Capital Corp REIT	3,434	40,556
EZCORP Inc ‘A’ *	5,987	40,831
Farmers & Merchants Bancorp Inc	1,223	36,873
Farmers National Banc Corp	3,049	49,760
Farmland Partners Inc REIT	3,196	21,669
FB Financial Corp	1,046	41,411
FBL Financial Group Inc ‘A’	1,127	66,414

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Federal Agricultural Mortgage Corp ‘C’	741	$61,874
FedNat Holding Co	693	11,525
FGL Holdings	17,310	184,352
Fidelity D&D Bancorp Inc	205	12,753
Financial Institutions Inc	1,805	57,941
First BanCorp	25,459	269,611
First Bancorp Inc	1,241	37,515
First Bancorp NC	3,451	137,729
First Bank	1,981	21,890
First Busey Corp	6,073	167,008
First Business Financial Services Inc	1,027	27,041
First Capital Inc	364	26,572
First Choice Bancorp	1,235	33,296
First Commonwealth Financial Corp	11,584	168,084
First Community Bankshares Inc	1,783	55,309
First Defiance Financial Corp	2,359	74,285
First Financial Bancorp	11,470	291,797
First Financial Corp	1,428	65,288
First Financial Northwest Inc	1,002	14,970
First Foundation Inc	3,162	55,019
First Guaranty Bancshares Inc	587	12,779
First Horizon National Corp	192,252	3,183,693
First Industrial Realty Trust Inc REIT	11,881	493,180
First Internet Bancorp	1,088	25,796
First Interstate BancSystem Inc ‘A’	4,488	188,137
First Merchants Corp	6,468	269,004
First Mid Bancshares Inc	1,747	61,582
First Midwest Bancorp Inc	12,550	289,403
First Northwest Bancorp	1,010	18,311
Flagstar Bancorp Inc	4,097	156,710
Flushing Financial Corp	3,242	70,043
FNCB Bancorp Inc	2,080	17,576
Franklin Financial Network Inc	1,514	51,976
Franklin Financial Services Corp	486	18,803
Franklin Street Properties Corp REIT	12,383	105,998
Front Yard Residential Corp REIT	5,855	72,251
FRP Holdings Inc *	807	40,197
FS Bancorp Inc	424	27,047
Fulton Financial Corp	19,090	332,739
FVCBankcorp Inc *	1,455	25,419
GAIN Capital Holdings Inc	2,392	9,448
GAMCO Investors Inc ‘A’	94	1,832
Genworth Financial Inc ‘A’ *	59,935	263,714
German American Bancorp Inc	24,197	861,897
Getty Realty Corp REIT	3,960	130,165
Glacier Bancorp Inc	31,314	1,440,131
Gladstone Commercial Corp REIT	2,668	58,322
Gladstone Land Corp REIT	2,041	26,472
Global Indemnity Ltd (Cayman)	794	23,526
Global Medical REIT Inc	3,831	50,684
Global Net Lease Inc REIT	10,595	214,867
Granite Point Mortgage Trust Inc REIT	6,445	118,459
Great Ajax Corp REIT	1,972	29,205
Great Southern Bancorp Inc	1,312	83,076
Great Western Bancorp Inc	6,674	231,855
Greene County Bancorp Inc	79	2,274
Greenlight Capital Re Ltd ‘A’ *	3,541	35,800
Griffin Industrial Realty Inc	102	4,034
Guaranty Bancshares Inc	998	32,814
Hallmark Financial Services Inc *	1,514	26,601
Hancock Whitney Corp	10,277	450,955
Hanmi Financial Corp	3,146	62,904
Hannon Armstrong Sustainable Infrastructure Capital Inc REIT	7,006	225,453
Harborone Bancorp Inc *	1,702	18,705
Hawthorn Bancshares Inc	674	17,187
HBT Financial Inc *	929	17,642
HCI Group Inc	724	33,051
Healthcare Realty Trust Inc REIT	15,581	519,938
Heartland Financial USA Inc	4,115	204,680

	Shares	Value
Heritage Commerce Corp	5,557	$71,296
Heritage Financial Corp	4,337	122,737
Heritage Insurance Holdings Inc	2,729	36,159
Hersha Hospitality Trust REIT	4,011	58,360
Highwoods Properties Inc REIT	55,051	2,692,544
Hilltop Holdings Inc	8,299	206,894
Hingham Institution for Savings	90	18,918
Home Bancorp Inc	902	35,349
Home BancShares Inc	18,312	360,014
HomeStreet Inc *	2,651	90,134
HomeTrust Bancshares Inc	1,295	34,745
Hope Bancorp Inc	14,088	209,348
Horace Mann Educators Corp	87,168	3,805,755
Horizon Bancorp Inc	4,461	84,759
Houlihan Lokey Inc	19,400	948,078
Howard Bancorp Inc *	1,557	26,282
IBERIABANK Corp	6,163	461,177
Independence Holding Co	606	25,500
Independence Realty Trust Inc REIT	10,844	152,684
Independent Bank Corp	3,566	296,870
Independent Bank Corp MI	1,913	43,329
Independent Bank Group Inc	3,171	175,800
Industrial Logistics Properties Trust REIT	7,649	171,491
International Bancshares Corp	6,592	283,917
INTL. FCStone Inc *	1,878	91,703
Invesco Mortgage Capital Inc REIT	16,961	282,401
Investar Holding Corp	779	18,696
Investors Bancorp Inc	26,939	320,978
Investors Real Estate Trust REIT	1,387	100,558
Investors Title Co	139	22,129
iStar Inc REIT	1,990	28,875
James River Group Holdings Ltd	1,828	75,332
Jernigan Capital Inc REIT	2,590	49,573
Kearny Financial Corp	6,417	88,747
Kennedy-Wilson Holdings Inc	7,148	159,400
Kite Realty Group Trust REIT	9,766	190,730
KKR Real Estate Finance Trust Inc REIT	3,073	62,751
Ladder Capital Corp REIT	12,137	218,951
Ladenburg Thalmann Financial Services Inc	1,493	5,196
Lakeland Bancorp Inc	5,803	100,856
Lakeland Financial Corp	57,255	2,801,487
LCNB Corp	1,517	29,278
Legacy Housing Corp *	455	7,571
LendingClub Corp *	7,964	100,506
Level One Bancorp Inc	649	16,329
Lexington Realty Trust REIT	28,575	303,466
Live Oak Bancshares Inc	3,125	59,406
LTC Properties Inc REIT	2,377	106,418
Luther Burbank Corp	2,450	28,249
Macatawa Bank Corp	3,171	35,293
Mack-Cali Realty Corp REIT	10,229	236,597
Mackinac Financial Corp	1,088	18,996
MainStreet Bancshares Inc *	848	19,504
Malvern Bancorp Inc *	802	18,518
Marcus & Millichap Inc *	357	13,298
Marlin Business Services Corp	715	15,716
Maui Land & Pineapple Co Inc *	333	3,746
MBIA Inc *	8,041	74,781
McGrath RentCorp	34,056	2,606,646
Medallion Financial Corp *	2,492	18,117
Mercantile Bank Corp	1,852	67,542
Merchants Bancorp	1,067	21,031
Meridian Bancorp Inc	4,915	98,742
Meta Financial Group Inc	1,754	64,039
Metrocity Bankshares Inc	1,660	29,067
Metropolitan Bank Holding Corp *	819	39,500
Mid Penn Bancorp Inc	836	24,077
Midland States Bancorp Inc	2,414	69,909
MidWestOne Financial Group Inc	1,394	50,505
MMA Capital Holdings Inc *	589	18,730

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Moelis & Co ‘A’	1,083	$34,569
Monmouth Real Estate Investment Corp REIT	9,116	132,000
Mr Cooper Group Inc *	4,699	58,784
MutualFirst Financial Inc	705	27,967
MVB Financial Corp	1,200	29,904
National Bank Holdings Corp ‘A’	2,378	83,753
National Bankshares Inc	774	34,776
National General Holdings Corp	3,227	71,317
National Health Investors Inc REIT	2,853	232,462
National Western Life Group Inc ‘A’	266	77,374
NBT Bancorp Inc	5,064	205,396
Nelnet Inc ‘A’	2,125	123,760
New Senior Investment Group Inc REIT	5,742	43,926
New York Mortgage Trust Inc REIT	30,912	192,582
Newmark Group Inc ‘A’	1,740	23,412
NI Holdings Inc *	1,122	19,298
Nicolet Bankshares Inc *	1,087	80,275
Northeast Bank *	863	18,977
Northfield Bancorp Inc	5,179	87,836
Northrim BanCorp Inc	768	29,414
Northwest Bancshares Inc	11,912	198,097
Norwood Financial Corp	714	27,775
Oak Valley Bancorp	815	15,860
OceanFirst Financial Corp	5,876	150,073
Ocwen Financial Corp *	16,509	22,617
Office Properties Income Trust REIT	5,614	180,434
OFG Bancorp	5,992	141,471
Ohio Valley Banc Corp	515	20,404
Old National Bancorp	20,041	366,550
Old Republic International Corp	146,997	3,288,323
Old Second Bancorp Inc	3,594	48,411
On Deck Capital Inc *	7,419	30,715
One Liberty Properties Inc REIT	1,843	50,111
OP Bancorp	1,688	17,505
Oportun Financial Corp *	452	10,758
Oppenheimer Holdings Inc ‘A’	1,139	31,300
Opus Bank	2,562	66,279
Orchid Island Capital Inc REIT	7,429	43,460
Origin Bancorp Inc	2,300	87,032
Orrstown Financial Services Inc	1,242	28,094
Pacific Mercantile Bancorp *	2,332	18,936
Pacific Premier Bancorp Inc	6,886	224,518
Park National Corp	1,581	161,863
Parke Bancorp Inc	1,097	27,853
PCB Bancorp	1,492	25,782
PCSB Financial Corp	1,738	35,195
PDL Community Bancorp *	930	13,671
Peapack Gladstone Financial Corp	2,188	67,609
Pebblebrook Hotel Trust REIT	15,437	413,866
Penns Woods Bancorp Inc	797	28,341
Pennsylvania REIT	4,096	21,832
PennyMac Financial Services Inc	1,616	55,009
PennyMac Mortgage Investment Trust REIT	10,600	236,274
People’s Utah Bancorp	1,760	53,011
Peoples Bancorp Inc	39,351	1,363,906
Peoples Bancorp of North Carolina Inc	564	18,527
Peoples Financial Services Corp	832	41,891
Physicians Realty Trust REIT	22,422	424,673
Piedmont Office Realty Trust Inc ‘A’ REIT	14,900	331,376
Pioneer Bancorp Inc *	1,134	17,362
Piper Jaffray Cos	1,616	129,183
PJT Partners Inc ‘A’	1,076	48,560
PotlatchDeltic Corp REIT	7,813	338,069
PRA Group Inc *	5,308	192,680
Preferred Apartment Communities Inc ‘A’ REIT	5,313	70,769
Preferred Bank	1,151	69,164
Premier Financial Bancorp Inc	1,505	27,301
ProAssurance Corp	6,310	228,043
ProSight Global Inc *	574	9,259
Protective Insurance Corp ‘B’	1,041	16,750

	Shares	Value
Provident Bancorp Inc *	968	$12,052
Provident Financial Holdings Inc	680	14,892
Provident Financial Services Inc	7,233	178,293
Prudential Bancorp Inc	1,024	18,975
QCR Holdings Inc	1,748	76,667
Radian Group Inc	24,005	603,966
Rafael Holdings Inc ‘B’ *	1,287	22,960
RBB Bancorp	1,997	42,276
RE/MAX Holdings Inc ‘A’	2,114	81,368
Ready Capital Corp REIT	3,734	57,578
Realogy Holdings Corp *	13,426	129,964
Red River Bancshares Inc *	523	29,319
Redwood Trust Inc REIT	13,117	216,955
Regional Management Corp *	494	14,835
Reliant Bancorp Inc	1,152	25,620
Renasant Corp	6,587	233,312
Republic Bancorp Inc ‘A’	1,153	53,960
Republic First Bancorp Inc *	5,318	22,229
Retail Opportunity Investments Corp REIT	13,421	237,015
Retail Properties of America Inc ‘A’ REIT	176,926	2,370,808
Retail Value Inc REIT	1,691	62,229
Rexford Industrial Realty Inc REIT	13,109	598,688
Richmond Mutual Bancorporation Inc *	1,339	21,370
Riverview Bancorp Inc	2,691	22,093
RLJ Lodging Trust REIT	20,007	354,524
RPT Realty REIT	9,326	140,263
S&T Bancorp Inc	4,526	182,353
Sabra Health Care REIT Inc	22,827	487,128
Safehold Inc REIT	1,224	49,327
Safety Insurance Group Inc	1,745	161,465
Sandy Spring Bancorp Inc	4,160	157,581
Saul Centers Inc REIT	120	6,334
SB One Bancorp	963	23,998
Sculptor Capital Management Inc	982	21,702
Seacoast Banking Corp of Florida *	4,930	150,710
Select Bancorp Inc *	1,879	23,112
Selective Insurance Group Inc	21,901	1,427,726
Seritage Growth Properties REIT *	3,627	145,370
ServisFirst Bancshares Inc	1,068	40,242
Shore Bancshares Inc	1,581	27,446
Sierra Bancorp	1,624	47,291
Silvergate Capital Corp ‘A’ *	281	4,471
Simmons First National Corp ‘A’	10,768	288,475
SmartFinancial Inc	1,538	36,374
South Plains Financial Inc	1,128	23,541
South State Corp	3,964	343,877
Southern First Bancshares Inc *	845	35,904
Southern Missouri Bancorp Inc	867	33,258
Southern National Bancorp of Virginia Inc	2,395	39,158
Southside Bancshares Inc	3,791	140,798
Spirit of Texas Bancshares Inc *	1,616	37,168
STAG Industrial Inc REIT	15,786	498,364
State Auto Financial Corp	1,896	58,814
Sterling Bancorp Inc	2,082	16,864
Stewart Information Services Corp	2,762	112,662
Stifel Financial Corp	7,872	477,437
Stock Yards Bancorp Inc	1,877	77,070
Stratus Properties Inc *	742	22,987
Summit Financial Group Inc	1,236	33,483
Summit Hotel Properties Inc REIT	12,329	152,140
Sunstone Hotel Investors Inc REIT	126,448	1,760,156
TCF Financial Corp	32,186	1,506,305
Terreno Realty Corp REIT	7,022	380,171
Territorial Bancorp Inc	963	29,795
The Bancorp Inc *	6,053	78,507
The Bank of NT Butterfield & Son Ltd (Bermuda)	4,444	164,517
The Bank of Princeton	701	22,074
The Community Financial Corp	561	19,955
The First Bancshares Inc	2,008	71,324

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
The First of Long Island Corp	72,438	$1,816,745
The Hanover Insurance Group Inc	25,381	3,468,821
Third Point Reinsurance Ltd * (Bermuda)	8,688	91,398
Timberland Bancorp Inc	888	26,409
Tiptree Inc	2,898	23,590
Tompkins Financial Corp	1,705	156,008
Towne Bank	7,913	220,140
TPG RE Finance Trust Inc REIT	5,943	120,465
Transcontinental Realty Investors Inc REIT *	146	5,822
TriCo Bancshares	3,162	129,041
TriState Capital Holdings Inc *	2,126	55,531
Triumph Bancorp Inc *	1,396	53,076
TrustCo Bank Corp NY	97,552	845,776
Trustmark Corp	7,629	263,277
UMB Financial Corp	5,247	360,154
UMH Properties Inc REIT	715	11,247
Union Bankshares Inc	357	12,945
United Bankshares Inc	11,563	447,026
United Community Banks Inc	8,558	264,271
United Community Financial Corp	4,842	56,458
United Fire Group Inc	2,276	99,529
United Insurance Holdings Corp	2,511	31,664
United Security Bancshares	1,565	16,792
Unity Bancorp Inc	833	18,801
Universal Health Realty Income Trust REIT	140	16,430
Universal Insurance Holdings Inc	2,357	65,972
Univest Financial Corp	3,375	90,383
Urban Edge Properties REIT	13,631	261,443
Urstadt Biddle Properties Inc ‘A’ REIT	3,519	87,412
Valley National Bancorp	46,022	526,952
Veritex Holdings Inc	4,232	123,278
Virtus Investment Partners Inc	685	83,378
Waddell & Reed Financial Inc ‘A’	8,225	137,522
Walker & Dunlop Inc	2,865	185,308
Washington Federal Inc	9,396	344,363
Washington Prime Group Inc REIT	22,266	81,048
Washington Real Estate Investment Trust REIT	9,506	277,385
Washington Trust Bancorp Inc	25,592	1,376,594
Waterstone Financial Inc	2,471	47,023
Watford Holdings Ltd * (Bermuda)	2,262	56,912
WesBanco Inc	7,671	289,887
West Bancorporation Inc	1,508	38,650
Westamerica Bancorporation	2,532	171,594
Western Asset Mortgage Capital Corp REIT	6,216	64,211
Western New England Bancorp Inc	2,957	28,476
Westwood Holdings Group Inc	1,001	29,650
Whitestone REIT	4,671	63,619
WisdomTree Investments Inc	10,160	49,174
World Acceptance Corp *	269	23,242
WSFS Financial Corp	6,088	267,811
Xenia Hotels & Resorts Inc REIT	13,469	291,065

		97,352,252

Industrial - 21.7%

AAR Corp	3,967	178,912
Actuant Corp ‘A’	3,337	86,862
Advanced Disposal Services Inc *	484	15,909
Advanced Energy Industries Inc *	28,935	2,060,172
Aegion Corp *	3,587	80,241
Aerojet Rocketdyne Holdings Inc *	2,572	117,438
Alamo Group Inc	148	18,581
Altra Industrial Motion Corp	7,616	275,775
American Outdoor Brands Corp *	6,422	59,596
American Superconductor Corp *	1,865	14,640
Apogee Enterprises Inc	457	14,852
Applied Optoelectronics Inc *	2,327	27,645
AquaVenture Holdings Ltd *	1,428	38,727
ArcBest Corp	3,010	83,076
Arcosa Inc	5,782	257,588

	Shares	Value
Ardmore Shipping Corp * (Ireland)	3,318	$30,028
Argan Inc	268	10,758
Armstrong Flooring Inc *	2,057	8,783
Astec Industries Inc	26,725	1,122,450
Atlas Air Worldwide Holdings Inc *	2,739	75,514
AZZ Inc	2,142	98,425
Barnes Group Inc	17,807	1,103,322
Bel Fuse Inc ‘B’	1,207	24,743
Belden Inc	4,611	253,605
Benchmark Electronics Inc	4,360	149,810
Bloom Energy Corp ‘A’ *	6,375	47,621
Boise Cascade Co	3,497	127,745
Brady Corp ‘A’	1,004	57,489
Briggs & Stratton Corp	4,704	31,329
Builders FirstSource Inc *	962	24,444
Caesarstone Ltd	2,728	41,111
CECO Environmental Corp *	3,433	26,297
Charah Solutions Inc *	1,156	2,821
CIRCOR International Inc *	2,309	106,768
Coherent Inc *	16,597	2,760,911
Columbus McKinnon Corp	17,740	710,132
Comtech Telecommunications Corp	2,826	100,295
Concrete Pumping Holdings Inc *	1,775	9,709
Construction Partners Inc ‘A’ *	1,272	21,459
Continental Building Products Inc *	2,157	78,580
Cornerstone Building Brands Inc *	5,347	45,503
Costamare Inc (Monaco)	6,032	57,485
Covenant Transportation Group Inc ‘A’ *	1,539	19,892
Daseke Inc *	5,761	18,205
DHT Holdings Inc	10,743	88,952
Diamond S Shipping Inc *	2,683	44,913
Digimarc Corp *	52	1,745
Dorian LPG Ltd *	2,546	39,412
Ducommun Inc *	1,036	52,349
DXP Enterprises Inc *	1,923	76,555
Dycom Industries Inc *	754	35,551
Eagle Bulk Shipping Inc *	5,445	25,047
Eagle Materials Inc	35,137	3,185,520
Echo Global Logistics Inc *	3,129	64,770
EMCOR Group Inc	1,662	143,431
Encore Wire Corp	11,104	637,370
EnerSys	1,749	130,878
EnPro Industries Inc	2,235	149,477
ESCO Technologies Inc	172	15,910
Fabrinet * (Thailand)	361	23,407
FARO Technologies Inc *	1,421	71,547
Federal Signal Corp	21,265	685,796
Fitbit Inc ‘A’ *	20,996	137,944
Franklin Electric Co Inc	280	16,050
GasLog Ltd (Monaco)	1,694	16,584
GATX Corp	4,150	343,827
Genco Shipping & Trading Ltd	1,848	19,626
Gencor Industries Inc *	1,033	12,055
General Finance Corp *	868	9,609
Gentex Corp	4,142	120,035
Gibraltar Industries Inc *	60,465	3,049,855
Golar LNG Ltd * (Bermuda)	10,377	147,561
GoPro Inc ‘A’ *	1,168	5,069
Graham Corp	1,040	22,755
Granite Construction Inc	4,727	130,796
Great Lakes Dredge & Dock Corp *	840	9,517
Greif Inc ‘A’	3,067	135,561
Greif Inc ‘B’	742	38,413
Griffon Corp	4,330	88,029
Haynes International Inc	1,461	52,275
Heartland Express Inc	8,519	179,325
Heritage-Crystal Clean Inc *	530	16,626
Hillenbrand Inc	3,653	121,681
Hub Group Inc ‘A’ *	3,820	195,928
Hurco Cos Inc	716	27,466

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Hyster-Yale Materials Handling Inc	1,196	$70,516
Ichor Holdings Ltd *	2,015	67,039
IES Holdings Inc *	543	13,933
II-VI Inc *	42,801	1,441,110
Insteel Industries Inc	44,324	952,523
International Seaways Inc *	2,977	88,596
JELD-WEN Holding Inc *	906	21,209
Kaman Corp	2,818	185,763
KBR Inc	16,778	511,729
Kennametal Inc	70,672	2,607,090
Kimball Electronics Inc *	2,689	47,192
Knowles Corp *	9,632	203,717
LB Foster Co ‘A’ *	1,133	21,958
Lindsay Corp	830	79,672
Louisiana-Pacific Corp	12,040	357,227
LSB Industries Inc *	2,645	11,109
Luxfer Holdings PLC (United Kingdom)	252	4,665
Lydall Inc *	1,976	40,548
Marten Transport Ltd	4,619	99,262
Masonite International Corp *	145	10,470
Materion Corp	1,426	84,776
Matson Inc	4,995	203,796
Matthews International Corp ‘A’	3,668	140,008
Mistras Group Inc *	1,870	26,685
Moog Inc ‘A’	517	44,116
Mueller Industries Inc	32,606	1,035,240
Mueller Water Products Inc ‘A’	242,560	2,905,869
National Presto Industries Inc	529	46,758
NL Industries Inc *	1,207	4,719
NN Inc *	4,962	45,898
Nordic American Tankers Ltd	16,292	80,157
Northwest Pipe Co *	1,149	38,273
NVE Corp	31	2,213
Olympic Steel Inc	1,141	20,447
Oshkosh Corp	32,700	3,095,055
Overseas Shipholding Group Inc ‘A’ *	7,351	16,907
PAM Transportation Services Inc *	70	4,040
Park Aerospace Corp	2,235	36,363
Park-Ohio Holdings Corp	985	33,145
Patrick Industries Inc	877	45,981
PGT Innovations Inc *	3,390	50,545
Plexus Corp *	42,672	3,283,184
Powell Industries Inc	1,079	52,860
Primoris Services Corp	1,648	36,652
Regal Beloit Corp	37,269	3,190,599
Rexnord Corp *	88,638	2,891,372
Roadrunner Transportation Systems Inc *	430	3,960
Ryerson Holding Corp *	200	2,366
Safe Bulkers Inc * (Greece)	6,057	10,297
Saia Inc *	1,234	114,910
Sanmina Corp *	6,247	213,897
Scorpio Bulkers Inc	5,388	34,322
Scorpio Tankers Inc (Monaco)	5,237	206,024
SEACOR Holdings Inc *	2,051	88,501
Select Interior Concepts Inc ‘A’ *	1,851	16,640
SFL Corp Ltd (Norway)	9,722	141,358
SMART Global Holdings Inc *	1,608	61,008
SPX Corp *	981	49,913
SPX FLOW Inc *	44,056	2,153,017
Standex International Corp	1,452	115,216
Sterling Construction Co Inc *	2,480	34,918
Stoneridge Inc *	2,789	81,773
Sturm Ruger & Co Inc	173	8,136
Summit Materials Inc ‘A’ *	10,878	259,984
Synalloy Corp	1,016	13,117
Tech Data Corp *	4,204	603,694
Teekay Corp * (Bermuda)	8,246	43,869
Teekay Tankers Ltd ‘A’ * (Bermuda)	2,850	68,314
Terex Corp	1,822	54,259
The Eastern Co	681	20,791

	Shares	Value
The Gorman-Rupp Co	1,657	$62,137
The Greenbrier Cos Inc	28,395	920,850
The Manitowoc Co Inc *	4,125	72,187
Tidewater Inc *	4,584	88,380
TimkenSteel Corp *	4,654	36,580
Tredegar Corp	3,055	68,279
TriMas Corp *	5,303	166,567
Trinseo SA	4,648	172,952
Triumph Group Inc	4,412	111,491
TTM Technologies Inc *	11,800	177,590
Tutor Perini Corp *	4,716	60,648
Twin Disc Inc *	1,250	13,775
UFP Technologies Inc *	733	36,364
Universal Forest Products Inc	53,913	2,571,650
US Xpress Enterprises Inc ‘A’ *	2,686	13,511
Vishay Intertechnology Inc	15,654	333,274
Vishay Precision Group Inc *	339	11,526
VSE Corp	963	36,633
Watts Water Technologies Inc ‘A’	1,409	140,562
Werner Enterprises Inc	5,358	194,978
Willis Lease Finance Corp *	335	19,735
WillScot Corp *	2,049	37,886
Worthington Industries Inc	3,535	149,106
YRC Worldwide Inc *	4,106	10,470
ZAGG Inc *	3,243	26,301

		55,049,167

Technology - 4.3%

3D Systems Corp *	13,576	118,790
Adesto Technologies Corp *	438	3,723
Allscripts Healthcare Solutions Inc *	19,136	187,820
Alpha & Omega Semiconductor Ltd *	2,397	32,647
Ambarella Inc *	2,222	134,564
American Software Inc ‘A’	1,464	21,784
Amkor Technology Inc *	11,566	150,358
Avaya Holdings Corp *	13,114	177,039
AVX Corp	5,552	113,649
Axcelis Technologies Inc *	3,825	92,163
AXT Inc *	4,782	20,802
Bandwidth Inc ‘A’ *	317	20,304
Brooks Automation Inc	1,103	46,282
CEVA Inc *	218	5,877
Cirrus Logic Inc *	6,903	568,876
Cloudera Inc *	26,732	310,893
Cohu Inc	4,769	108,972
Computer Programs & Systems Inc	1,547	40,841
Conduent Inc *	20,425	126,635
CTS Corp	3,839	115,208
Cubic Corp	3,116	198,084
Daily Journal Corp *	133	38,626
Diebold Nixdorf Inc *	4,330	45,725
Digi International Inc *	3,239	57,395
Diodes Inc *	3,679	207,385
Donnelley Financial Solutions Inc *	3,824	40,037
DSP Group Inc *	1,623	25,546
Evolent Health Inc ‘A’ *	6,897	62,418
Exela Technologies Inc *	1,180	481
FormFactor Inc *	8,284	215,136
GSI Technology Inc *	1,843	13,067
GTY Technology Holding Inc *	4,764	28,060
Health Catalyst Inc *	146	5,066
Immersion Corp *	3,808	28,293
InnerWorkings Inc *	5,016	27,638
Insight Enterprises Inc *	2,617	183,949
KEMET Corp	6,736	182,209
Lumentum Holdings Inc *	9,159	726,309
MACOM Technology Solutions Holdings Inc ‘H’ *	5,412	143,959
ManTech International Corp ‘A’	3,171	253,300
MKS Instruments Inc	14,620	1,608,346

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
MTS Systems Corp	1,435	$68,923
NetScout Systems Inc *	8,472	203,921
OneSpan Inc *	1,134	19,414
Onto Innovation Inc *	4,383	160,155
Pareteum Corp *	7,229	3,161
PDF Solutions Inc *	3,159	53,356
Perspecta Inc	15,384	406,753
Photronics Inc *	7,691	121,210
Phreesia Inc *	177	4,715
Ping Identity Holding Corp *	225	5,468
Pitney Bowes Inc	10,465	42,174
QAD Inc ‘A’	646	32,901
Rambus Inc *	13,012	179,240
SecureWorks Corp ‘A’ *	908	15,127
Semtech Corp *	615	32,534
StarTek Inc *	1,963	15,665
Stratasys Ltd *	6,126	123,898
Sykes Enterprises Inc *	4,554	168,452
Synaptics Inc *	35,978	2,366,273
Synchronoss Technologies Inc *	4,673	22,197
TiVo Corp *	14,579	123,630
Ultra Clean Holdings Inc *	4,696	110,215
Unisys Corp *	1,902	22,558
Veeco Instruments Inc *	5,683	83,455
Verint Systems Inc *	427	23,639
Xperi Corp	4,678	86,543

		10,983,833

Utilities - 3.4%

ALLETE Inc	6,139	498,303
Ameresco Inc ‘A’ *	2,684	46,970
Artesian Resources Corp ‘A’	900	33,489
Atlantic Power Corp *	5,009	11,671
Avista Corp	7,856	377,795
Black Hills Corp	17,218	1,352,302
California Water Service Group	342	17,633
Clearway Energy Inc ‘A’	4,164	79,616
Clearway Energy Inc ‘C’	8,699	173,545
Consolidated Water Co Ltd (Cayman)	1,683	27,433
El Paso Electric Co	3,997	271,356
Genie Energy Ltd ‘B’	1,052	8,132
IDACORP Inc	5,332	569,458
MGE Energy Inc	2,616	206,193
Middlesex Water Co	273	17,355
New Jersey Resources Corp	9,801	436,831
Northwest Natural Holding Co	3,042	224,287
NorthWestern Corp	6,005	430,378
ONE Gas Inc	6,193	579,479
Ormat Technologies Inc	3,024	225,348
Otter Tail Corp	2,592	132,944
PICO Holdings Inc *	2,220	24,686
PNM Resources Inc	9,401	476,725
Portland General Electric Co	10,674	595,502
RGC Resources Inc	905	25,865
SJW Group	1,090	77,455
South Jersey Industries Inc	9,439	311,298
Southwest Gas Holdings Inc	5,711	433,865
Spire Inc	10,835	902,664
The York Water Co	114	5,256
Unitil Corp	1,755	108,494

		8,682,328

Total Common Stocks (Cost $231,752,204)		248,929,397

	Principal Amount	Value
CORPORATE BONDS & NOTES - 0.2%

Industrial - 0.2%

Mueller Industries Inc 6.000% due 03/01/27	$482,000	$494,820

Total Corporate Bonds & Notes (Cost $482,000)		494,820

SHORT-TERM INVESTMENTS - 1.6%

Repurchase Agreement - 0.6%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $1,431,327; collateralized by U.S. Treasury Bonds: 2.875% - 3.125% due 08/15/28 - 11/15/28 and value $1,465,327)	1,431,307	1,431,307

U.S. Government Agency Issue - 1.0%

Federal Home Loan Bank 1.166% due 01/02/20	2,710,000	2,710,000

Total Short-Term Investments (Cost $4,141,220)		4,141,307

TOTAL INVESTMENTS - 99.9% (Cost $236,375,498)		253,565,598

DERIVATIVES - (0.0%)		(493)

OTHER ASSETS & LIABILITIES, NET - 0.1%		202,845

NET ASSETS - 100.0%		$253,767,950

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	38.4%
Industrial	21.9%
Consumer, Cyclical	13.1%
Consumer, Non-Cyclical	6.5%
Basic Materials	4.9%
Technology	4.3%
Energy	4.3%
Utilities	3.4%
Others (each less than 3.0%)	3.1%

	99.9%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.1%

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(b)	Open futures contracts outstanding as of December 31, 2019 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Micro Russell 2000 E-Mini Index	03/20	26	$215,056	$217,178	$2,122
Russell 2000 E-Mini Index	03/20	13	1,088,505	1,085,890	(2,615)

Total Futures Contracts					($493)

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$74	$-	$74	$-
	Common Stocks
	Basic Materials	12,495,208	12,495,208	-	-
	Communications	3,662,326	3,662,326	-	-
	Consumer, Cyclical	33,315,392	33,315,392	-	-
	Consumer, Non-Cyclical	16,510,779	16,510,779	-	-
	Energy	10,878,112	8,802,010	2,076,102	-
	Financial	97,352,252	97,352,252	-	-
	Industrial	55,049,167	55,049,167	-	-
	Technology	10,983,833	10,983,833	-	-
	Utilities	8,682,328	8,682,328	-	-

	Total Common Stocks	248,929,397	246,853,295	2,076,102	-

	Corporate Bonds & Notes	494,820	-	494,820	-
	Short-Term Investments	4,141,307	-	4,141,307	-
	Derivatives:
	Equity Contracts
	Futures	2,122	2,122	-	-

	Total Assets	253,567,720	246,855,417	6,712,303	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(2,615)	(2,615)	-	-

	Total Liabilities	(2,615)	(2,615)	-	-

	Total	$253,565,105	$246,852,802	$6,712,303	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments

December 31, 2019

	Shares	Value
RIGHTS - 0.0%

Basic Materials - 0.0%

A Schulman Inc - Contingent Value Rights * Ω ±	10,591	$4,586

Consumer, Non-Cyclical - 0.0%

Corium International Inc - Contingent Value Rights *	10,570	1,902
Oncternal Therapeutics Inc - Contingent Value Rights *	216	443

		2,345

Total Rights (Cost $6,931)		6,931

COMMON STOCKS - 97.3%

Basic Materials - 3.0%

AdvanSix Inc *	9,381	187,245
AK Steel Holding Corp *	105,750	347,918
Allegheny Technologies Inc *	41,073	848,568
American Vanguard Corp	9,673	188,333
Amyris Inc *	19,556	60,428
Balchem Corp	10,520	1,069,148
Carpenter Technology Corp	15,414	767,309
Century Aluminum Co *	15,441	116,039
Clearwater Paper Corp *	5,335	113,956
Cleveland-Cliffs Inc	87,993	739,141
Codexis Inc *	17,540	280,465
Coeur Mining Inc *	78,089	630,959
Commercial Metals Co	38,579	859,154
Compass Minerals International Inc	11,244	685,434
Contura Energy Inc *	6,225	56,336
Covia Holdings Corp *	10,354	21,122
Energy Fuels Inc *	28,488	54,412
Ferro Corp *	26,933	399,416
GCP Applied Technologies Inc *	17,778	403,738
Gold Resource Corp	20,017	110,894
Hawkins Inc	3,288	150,623
HB Fuller Co	16,641	858,176
Hecla Mining Co	158,295	536,620
Ingevity Corp *	13,760	1,202,349
Innophos Holdings Inc *	6,439	205,919
Innospec Inc	7,944	821,727
Intrepid Potash Inc *	32,420	87,858
Kaiser Aluminum Corp	5,220	578,846
Koppers Holdings Inc *	6,427	245,640
Kraton Corp *	10,345	261,935
Kronos Worldwide Inc	7,654	102,564
Livent Corp *	48,000	410,400
Marrone Bio Innovations Inc *	17,362	17,536
Minerals Technologies Inc	11,500	662,745
Neenah Inc	5,558	391,450
Novagold Resources Inc * (Canada)	75,606	677,430
Oil-Dri Corp of America	1,862	67,498
OMNOVA Solutions Inc *	14,205	143,613
Orion Engineered Carbons SA (Luxembourg)	19,456	375,501
PH Glatfelter Co	14,402	263,557
PolyOne Corp	25,341	932,295
PQ Group Holdings Inc *	12,005	206,246
Quaker Chemical Corp	4,290	705,791
Rayonier Advanced Materials Inc *	16,208	62,239
Rogers Corp *	6,062	756,113
Schnitzer Steel Industries Inc ‘A’	8,630	187,098
Schweitzer-Mauduit International Inc	10,116	424,771
Sensient Technologies Corp	13,843	914,884
Stepan Co	6,692	685,529

	Shares	Value
Tronox Holdings PLC ‘A’ *	29,897	$341,424
United States Lime & Minerals Inc	700	63,210
Uranium Energy Corp *	61,301	56,348
Valhi Inc	9,651	18,047
Verso Corp ‘A’ *	11,549	208,228

		21,564,225

Communications - 3.7%

1-800-Flowers.com Inc ‘A’ *	8,179	118,596
8x8 Inc *	30,497	558,095
A10 Networks Inc *	19,128	131,409
Acacia Communications Inc *	12,289	833,317
ADTRAN Inc	16,010	158,339
Airgain Inc *	2,988	31,942
Anterix Inc *	3,485	150,587
ATN International Inc	3,639	201,564
Boingo Wireless Inc *	14,256	156,103
Boston Omaha Corp ‘A’ *	3,260	68,590
CalAmp Corp *	10,871	104,144
Calix Inc *	15,778	126,224
Cambium Networks Corp *	1,411	12,332
Cardlytics Inc *	4,444	279,350
Cargurus Inc *	24,577	864,619
Cars.com Inc *	21,803	266,433
Casa Systems Inc *	10,697	43,751
Central European Media Enterprises Ltd ‘A’ * (Czech Republic)	28,214	127,809
ChannelAdvisor Corp *	9,219	83,340
Cincinnati Bell Inc *	15,976	167,269
Clear Channel Outdoor Holdings Inc *	12,860	36,780
Clearfield Inc *	3,158	44,023
Cogent Communications Holdings Inc	13,865	912,456
comScore Inc *	15,926	78,674
Consolidated Communications Holdings Inc *	22,148	85,934
Cumulus Media Inc ‘A’ *	4,558	80,084
DASAN Zhone Solutions Inc *	1,743	15,443
DHI Group Inc *	16,492	49,641
Endurance International Group Holdings Inc *	23,151	108,810
Entercom Communications Corp ‘A’	40,552	188,161
Entravision Communications Corp ‘A’	21,915	57,417
ePlus Inc *	4,295	362,026
Eventbrite Inc ‘A’ *	11,942	240,870
EverQuote Inc ‘A’ *	2,736	93,982
Extreme Networks Inc *	38,318	282,404
Fluent Inc *	13,919	34,798
Frontier Communications Corp *	33,308	29,631
Gannett Co Inc	39,559	252,386
Gogo Inc *	17,814	114,010
Gray Television Inc *	29,851	640,006
Groupon Inc *	148,160	354,102
GTT Communications Inc *	10,964	124,441
Harmonic Inc *	28,318	220,880
HealthStream Inc *	8,595	233,784
Hemisphere Media Group Inc *	5,680	84,348
Houghton Mifflin Harcourt Co *	35,060	219,125
IDT Corp ‘B’ *	5,415	39,042
Infinera Corp *	57,433	456,018
Inseego Corp *	14,489	106,204
Intelsat SA *	21,964	154,407
InterDigital Inc	10,170	554,163
Iridium Communications Inc *	32,467	799,987
KVH Industries Inc *	5,163	57,464
Lands’ End Inc *	3,475	58,380
Leaf Group Ltd *	5,428	21,712
Lee Enterprises Inc *	17,055	24,218
Liberty Latin America Ltd ‘A’ * (Chile)	14,679	283,305
Liberty Latin America Ltd ‘C’ * (Chile)	37,778	735,160
Liberty Media Corp-Liberty Braves ‘A’ *	2,945	87,319
Liberty Media Corp-Liberty Braves ‘C’ *	11,509	339,976
Limelight Networks Inc *	35,412	144,481

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Liquidity Services Inc *	9,249	$55,124
LiveXLive Media Inc *	9,534	14,730
Loral Space & Communications Inc *	4,295	138,814
Marchex Inc ‘B’ *	10,899	41,198
Maxar Technologies Inc *	18,833	295,113
MDC Partners Inc ‘A’ *	18,265	50,777
Meredith Corp	13,111	425,714
MSG Networks Inc ‘A’ *	14,093	245,218
National CineMedia Inc	21,080	153,673
NeoPhotonics Corp *	12,087	106,607
NETGEAR Inc *	9,969	244,340
NIC Inc	21,573	482,157
Ooma Inc *	6,100	80,703
OptimizeRx Corp *	3,864	39,683
ORBCOMM Inc *	24,013	101,095
Overstock.com Inc *	8,811	62,118
Perficient Inc *	10,578	487,329
Plantronics Inc	10,974	300,029
Preformed Line Products Co	1,121	67,652
Q2 Holdings Inc *	14,313	1,160,498
QuinStreet Inc *	14,469	221,520
Quotient Technology Inc *	24,026	236,896
Ribbon Communications Inc *	20,475	63,473
RigNet Inc *	4,710	31,086
Saga Communications Inc ‘A’	1,362	41,405
Scholastic Corp	9,687	372,465
SharpSpring Inc *	2,756	31,611
Shenandoah Telecommunications Co	15,747	655,233
Shutterstock Inc *	6,263	268,557
Sonim Technologies Inc *	1,177	4,273
Spok Holdings Inc	5,455	66,715
Stamps.com Inc *	5,614	468,881
Stitch Fix Inc ‘A’ *	13,726	352,209
TechTarget Inc *	7,434	194,027
TEGNA Inc	71,271	1,189,513
Telaria Inc *	14,216	125,243
TESSCO Technologies Inc	1,988	22,305
The EW Scripps Co ‘A’	17,925	281,602
The Meet Group Inc *	25,081	125,656
The RealReal Inc *	5,684	107,143
The Rubicon Project Inc *	15,588	127,198
Travelzoo *	1,549	16,574
Tribune Publishing Co	6,006	79,039
TrueCar Inc *	33,946	161,244
Tucows Inc ‘A’ *	3,005	185,649
Upwork Inc *	17,913	191,132
Value Line Inc	498	14,397
Viavi Solutions Inc *	75,301	1,129,515
VirnetX Holding Corp *	18,746	71,235
Vonage Holdings Corp *	74,257	550,244
WideOpenWest Inc *	9,016	66,899
Yelp Inc *	22,768	793,010
Zix Corp *	17,689	119,931

		26,208,317

Consumer, Cyclical - 11.8%

Abercrombie & Fitch Co ‘A’	21,848	377,752
Acushnet Holdings Corp	11,598	376,935
Adient PLC *	28,704	609,960
Allegiant Travel Co	4,258	741,062
AMC Entertainment Holdings Inc ‘A’	16,966	122,834
America’s Car-Mart Inc *	2,097	229,957
American Axle & Manufacturing Holdings Inc *	36,654	394,397
American Eagle Outfitters Inc	52,962	778,541
Anixter International Inc *	9,985	919,618
Asbury Automotive Group Inc *	6,293	703,494
Ascena Retail Group Inc *	2,782	21,324
At Home Group Inc *	16,028	88,154
Barnes & Noble Education Inc *	11,278	48,157
Bassett Furniture Industries Inc	3,315	55,294

	Shares	Value
BBX Capital Corp	21,477	$102,445
Beacon Roofing Supply Inc *	22,293	712,930
Beazer Homes USA Inc *	10,271	145,129
Bed Bath & Beyond Inc	40,555	701,601
Big Lots Inc	13,253	380,626
Biglari Holdings Inc ‘B’ *	331	37,873
BJ’s Restaurants Inc	6,839	259,608
BJ’s Wholesale Club Holdings Inc *	36,616	832,648
Bloomin’ Brands Inc	28,454	627,980
Blue Bird Corp *	4,806	110,154
Bluegreen Vacations Corp	2,201	22,758
BlueLinx Holdings Inc *	2,939	41,881
BMC Stock Holdings Inc *	21,554	618,384
Boot Barn Holdings Inc *	9,233	411,145
Boyd Gaming Corp	26,327	788,230
Brinker International Inc	12,288	516,096
Caleres Inc	13,400	318,250
Callaway Golf Co	30,707	650,988
Camping World Holdings Inc ‘A’	10,495	154,696
Cannae Holdings Inc *	22,284	828,742
Carrols Restaurant Group Inc *	11,127	78,445
Cavco Industries Inc *	2,832	553,316
Centric Brands Inc *	4,889	10,609
Century Casinos Inc *	9,365	74,171
Century Communities Inc *	8,433	230,643
Chico’s FAS Inc	40,637	154,827
Churchill Downs Inc	11,510	1,579,172
Chuy’s Holdings Inc *	5,369	139,164
Citi Trends Inc	4,304	99,508
Clarus Corp	7,469	101,280
Commercial Vehicle Group Inc *	9,007	57,194
Conn’s Inc *	6,271	77,698
Cooper Tire & Rubber Co	16,537	475,439
Cooper-Standard Holdings Inc *	5,433	180,158
Core-Mark Holding Co Inc	14,896	405,022
Cracker Barrel Old Country Store Inc	7,880	1,211,471
Crocs Inc *	22,622	947,636
Culp Inc	3,302	44,973
Daktronics Inc	11,840	72,106
Dana Inc	47,353	861,825
Dave & Buster’s Entertainment Inc	10,124	406,681
Deckers Outdoor Corp *	9,217	1,556,383
Del Taco Restaurants Inc *	9,590	75,809
Delta Apparel Inc *	1,922	59,774
Denny’s Corp *	19,315	383,982
Designer Brands Inc ‘A’	21,354	336,112
Dillard’s Inc ‘A’	3,484	256,004
Dine Brands Global Inc	5,501	459,444
Dorman Products Inc *	8,818	667,699
Douglas Dynamics Inc	7,340	403,700
Drive Shack Inc *	19,601	71,740
Duluth Holdings Inc ‘B’ *	3,485	36,697
El Pollo Loco Holdings Inc *	7,284	110,280
Eldorado Resorts Inc *	21,586	1,287,389
Eros International PLC * (India)	23,515	79,716
Escalade Inc	3,130	30,768
Ethan Allen Interiors Inc	8,130	154,958
Everi Holdings Inc *	22,251	298,831
EVI Industries Inc	1,572	42,507
Express Inc *	22,751	110,797
Fiesta Restaurant Group Inc *	7,820	77,340
FirstCash Inc	13,866	1,118,016
Flexsteel Industries Inc	2,489	49,581
Forestar Group Inc *	3,354	69,931
Fossil Group Inc *	15,719	123,866
Foundation Building Materials Inc *	6,670	129,065
Fox Factory Holding Corp *	12,314	856,685
Freshpet Inc *	11,270	665,944
Funko Inc ‘A’ *	5,560	95,410
G-III Apparel Group Ltd *	14,834	496,939

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Gaia Inc *	3,865	$30,881
GameStop Corp ‘A’ *	27,737	168,641
Genesco Inc *	5,265	252,299
Gentherm Inc *	10,907	484,162
GMS Inc *	13,063	353,746
GNC Holdings Inc ‘A’ *	27,017	72,946
Golden Entertainment Inc *	5,870	112,821
Green Brick Partners Inc *	8,210	94,251
Group 1 Automotive Inc	5,830	583,000
Guess? Inc	16,817	376,364
H&E Equipment Services Inc	10,607	354,592
Hamilton Beach Brands Holding Co ‘A’	2,090	39,919
Haverty Furniture Cos Inc	5,947	119,892
Hawaiian Holdings Inc	15,565	455,899
Herman Miller Inc	19,373	806,885
Hibbett Sports Inc *	5,849	164,006
HNI Corp	14,141	529,722
Hooker Furniture Corp	3,753	96,415
Hudson Ltd ‘A’ *	13,110	201,107
IMAX Corp *	17,155	350,477
Installed Building Products Inc *	7,419	510,947
Interface Inc	19,850	329,312
iRobot Corp *	8,990	455,164
J Alexander’s Holdings Inc *	4,280	40,917
J. Jill Inc	5,953	6,727
Jack in the Box Inc	8,430	657,793
JC Penney Co Inc *	101,860	114,083
Johnson Outdoors Inc ‘A’	1,647	126,325
KB Home	27,573	944,927
Kimball International Inc ‘B’	11,540	238,532
Knoll Inc	16,091	406,459
Kontoor Brands Inc *	14,503	608,981
Kura Sushi USA Inc ‘A’ *	1,094	27,842
La-Z-Boy Inc	14,712	463,134
LCI Industries	8,008	857,897
LGI Homes Inc *	6,547	462,546
Liberty TripAdvisor Holdings Inc ‘A’ *	24,237	178,142
Lifetime Brands Inc	4,323	30,045
Lindblad Expeditions Holdings Inc *	7,243	118,423
Lithia Motors Inc ‘A’	7,242	1,064,574
Lumber Liquidators Holdings Inc *	9,305	90,910
M/I Homes Inc *	8,487	333,963
Malibu Boats Inc ‘A’ *	6,913	283,087
Marine Products Corp	2,309	33,250
MarineMax Inc *	7,500	125,175
Marriott Vacations Worldwide Corp	13,587	1,749,462
MasterCraft Boat Holdings Inc *	6,135	96,626
MDC Holdings Inc	16,234	619,489
Meritage Homes Corp *	11,938	729,531
Meritor Inc *	26,270	688,011
Mesa Air Group Inc *	6,738	60,238
Methode Electronics Inc	12,052	474,246
Miller Industries Inc	3,673	136,378
Mobile Mini Inc	14,680	556,519
Modine Manufacturing Co *	15,704	120,921
Monarch Casino & Resort Inc *	3,537	171,721
Motorcar Parts of America Inc *	6,116	134,735
Movado Group Inc	5,354	116,396
National Vision Holdings Inc *	25,279	819,798
Navistar International Corp *	16,254	470,391
Noodles & Co *	9,237	51,173
Office Depot Inc	176,869	484,621
OneSpaWorld Holdings Ltd * (Bahamas)	14,811	249,417
Oxford Industries Inc	5,472	412,698
Papa John’s International Inc	7,366	465,163
Party City Holdco Inc *	17,960	42,026
PC Connection Inc	3,526	175,101
Penn National Gaming Inc *	36,426	931,049
PetIQ Inc *	6,159	154,283
PetMed Express Inc	6,215	146,177

	Shares	Value
Potbelly Corp *	7,347	$31,004
PriceSmart Inc	7,333	520,790
Purple Innovation Inc *	1,819	15,843
RCI Hospitality Holdings Inc	2,749	56,355
Reading International Inc ‘A’ *	5,458	61,075
Red Lion Hotels Corp *	7,691	28,687
Red Robin Gourmet Burgers Inc *	4,242	140,071
Red Rock Resorts Inc ‘A’	23,019	551,305
Regis Corp *	9,750	174,233
REV Group Inc	9,171	112,161
RH *	5,403	1,153,540
Rite Aid Corp *	18,645	288,438
Rocky Brands Inc	2,212	65,099
RTW RetailWinds Inc *	9,291	7,442
Rush Enterprises Inc ‘A’	9,092	422,778
Rush Enterprises Inc ‘B’	1,518	69,373
Ruth’s Hospitality Group Inc	9,248	201,283
Sally Beauty Holdings Inc *	39,492	720,729
ScanSource Inc *	8,635	319,063
Scientific Games Corp ‘A’ *	18,140	485,789
SeaWorld Entertainment Inc *	15,496	491,378
Shake Shack Inc ‘A’ *	9,487	565,141
Shoe Carnival Inc	2,974	110,871
Signet Jewelers Ltd (NYSE)	16,812	365,493
SiteOne Landscape Supply Inc *	13,387	1,213,532
Skyline Champion Corp *	16,469	522,067
SkyWest Inc	16,489	1,065,684
Sleep Number Corp *	9,459	465,761
Sonic Automotive Inc ‘A’	7,938	246,078
Sonos Inc *	22,772	355,699
Spartan Motors Inc	11,351	205,226
Spirit Airlines Inc *	22,459	905,322
Sportsman’s Warehouse Holdings Inc *	14,262	114,524
Standard Motor Products Inc	6,923	368,442
Steelcase Inc ‘A’	28,489	582,885
Steven Madden Ltd	27,684	1,190,689
Superior Group of Cos Inc	3,021	40,904
Systemax Inc	3,865	97,243
Tailored Brands Inc *	15,863	65,673
Target Hospitality Corp *	10,677	53,385
Taylor Morrison Home Corp *	34,653	757,515
Telenav Inc *	11,051	53,708
Tenneco Inc ‘A’ *	16,160	211,696
Texas Roadhouse Inc	21,606	1,216,850
The Buckle Inc	9,747	263,559
The Cato Corp ‘A’	7,380	128,412
The Cheesecake Factory Inc	13,802	536,346
The Children’s Place Inc	4,981	311,412
The Container Store Group Inc *	4,474	18,880
The Habit Restaurants Inc ‘A’ *	7,238	75,492
The Lovesac Co *	2,835	45,502
The Marcus Corp	7,332	232,938
The Michaels Cos Inc *	27,719	224,247
The St Joe Co *	11,145	221,005
Tilly’s Inc ‘A’	6,938	84,991
Titan International Inc	16,778	60,736
Titan Machinery Inc *	6,027	89,079
TRI Pointe Group Inc *	46,331	721,837
Triton International Ltd (Bermuda)	18,180	730,836
Tupperware Brands Corp *	16,113	138,250
Twin River Worldwide Holdings Inc	6,434	165,032
Unifi Inc *	5,201	131,377
UniFirst Corp	4,963	1,002,427
Universal Electronics Inc *	4,302	224,823
Vera Bradley Inc *	6,262	73,892
Veritiv Corp *	4,500	88,515
Vince Holding Corp *	979	16,946
Vista Outdoor Inc *	18,207	136,188
Visteon Corp *	9,225	798,793
Wabash National Corp	17,839	262,055

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Waitr Holdings Inc *	17,055	$5,492
Wesco Aircraft Holdings Inc *	17,621	194,183
Weyco Group Inc	1,967	52,027
William Lyon Homes ‘A’ *	10,471	209,211
Wingstop Inc	9,595	827,377
Winmark Corp	820	162,606
Winnebago Industries Inc	10,209	540,873
Wolverine World Wide Inc	26,119	881,255
World Fuel Services Corp	21,174	919,375
YETI Holdings Inc *	13,246	460,696
Zumiez Inc *	6,502	224,579

		83,761,766

Consumer, Non-Cyclical - 23.9%

22nd Century Group Inc *	38,028	41,831
89bio Inc *	963	25,317
Aaron’s Inc	22,064	1,260,075
Abeona Therapeutics Inc *	10,226	33,439
ABM Industries Inc	21,801	822,116
Acacia Research Corp *	14,527	38,642
ACADIA Pharmaceuticals Inc *	36,897	1,578,454
Accelerate Diagnostics Inc *	8,955	151,340
Acceleron Pharma Inc *	14,763	782,734
ACCO Brands Corp	31,710	296,806
Accuray Inc *	27,993	78,940
AcelRx Pharmaceuticals Inc *	25,358	53,505
Acer Therapeutics Inc *	3,087	12,379
Achillion Pharmaceuticals Inc *	45,006	271,386
Aclaris Therapeutics Inc *	9,192	17,373
Acorda Therapeutics Inc *	14,400	29,376
Adamas Pharmaceuticals Inc *	7,285	27,610
Addus HomeCare Corp *	4,082	396,852
ADMA Biologics Inc *	17,225	68,900
Adtalem Global Education Inc *	18,553	648,798
Aduro Biotech Inc *	21,225	25,046
Adverum Biotechnologies Inc *	17,966	206,968
Aeglea BioTherapeutics Inc *	8,448	64,543
Aerie Pharmaceuticals Inc *	13,835	334,392
Affimed NV * (Germany)	24,106	66,050
Agenus Inc *	34,200	139,194
AgeX Therapeutics Inc *	6,656	12,114
Aimmune Therapeutics Inc *	14,751	493,716
Akcea Therapeutics Inc *	4,233	71,707
Akebia Therapeutics Inc *	38,610	244,015
Akero Therapeutics Inc *	1,554	34,491
Akorn Inc *	29,711	44,567
Albireo Pharma Inc *	3,415	86,809
Aldeyra Therapeutics Inc *	6,901	40,095
Alector Inc *	9,871	170,077
Alico Inc	1,168	41,849
Allakos Inc *	6,379	608,301
Allogene Therapeutics Inc *	12,689	329,660
Alphatec Holdings Inc *	12,234	86,800
AMAG Pharmaceuticals Inc *	11,068	134,698
Amedisys Inc *	10,260	1,712,599
American Public Education Inc *	5,294	145,003
American Renal Associates Holdings Inc *	6,288	65,207
Amicus Therapeutics Inc *	83,724	815,472
AMN Healthcare Services Inc *	15,183	946,053
Amneal Pharmaceuticals Inc *	38,753	186,789
Amphastar Pharmaceuticals Inc *	11,751	226,677
AnaptysBio Inc *	8,048	130,780
Anavex Life Sciences Corp *	13,791	35,719
AngioDynamics Inc *	12,191	195,178
ANI Pharmaceuticals Inc *	3,004	185,257
Anika Therapeutics Inc *	4,408	228,555
Antares Pharma Inc *	52,844	248,367
Apellis Pharmaceuticals Inc *	15,819	484,378
Apollo Medical Holdings Inc *	2,066	38,035
Applied Therapeutics Inc *	2,098	57,233

	Shares	Value
Aprea Therapeutics Inc * (Sweden)	2,117	$97,149
Apyx Medical Corp *	10,696	90,488
Arcus Biosciences Inc *	10,243	103,454
Ardelyx Inc *	17,005	127,623
Arena Pharmaceuticals Inc *	16,372	743,616
Arlo Technologies Inc *	23,494	98,910
ArQule Inc *	36,458	727,702
Arrowhead Pharmaceuticals Inc *	30,585	1,940,007
Arvinas Inc *	6,954	285,740
ASGN Inc *	16,756	1,189,173
Assembly Biosciences Inc *	7,551	154,493
Assertio Therapeutics Inc *	22,839	28,549
Atara Biotherapeutics Inc *	16,856	277,618
Athenex Inc *	22,336	341,071
Athersys Inc *	39,230	48,253
Atreca Inc ‘A’ *	2,117	32,750
AtriCure Inc *	12,455	404,912
Atrion Corp	467	350,951
Audentes Therapeutics Inc *	14,750	882,640
Avalon GloboCare Corp *	6,489	12,524
Avanos Medical Inc *	15,516	522,889
Avid Bioservices Inc *	18,372	140,913
Avis Budget Group Inc *	19,406	625,649
Avrobio Inc *	6,726	135,394
Axcella Health Inc *	2,556	10,250
Axogen Inc *	11,026	197,255
Axonics Modulation Technologies Inc *	5,051	139,963
Axsome Therapeutics Inc *	8,249	852,617
B&G Foods Inc	21,114	378,574
Barrett Business Services Inc	2,359	213,395
Baudax Bio Inc *	2,497	17,279
BellRing Brands Inc ‘A’ *	13,038	277,579
Beyondspring Inc *	4,211	65,271
BG Staffing Inc	3,252	71,186
BioCryst Pharmaceuticals Inc *	48,547	167,487
BioDelivery Sciences International Inc *	26,386	166,760
Biohaven Pharmaceutical Holding Co Ltd *	12,807	697,213
BioLife Solutions Inc *	2,157	34,900
BioSig Technologies Inc *	5,042	29,849
BioSpecifics Technologies Corp *	2,094	119,232
BioTelemetry Inc *	10,912	505,226
Bioxcel Therapeutics Inc *	1,886	27,554
Blueprint Medicines Corp *	15,994	1,281,279
Bridgebio Pharma Inc *	7,348	257,547
Bridgford Foods Corp *	535	13,263
BrightView Holdings Inc *	10,210	172,243
Brookdale Senior Living Inc *	61,346	445,985
Cabaletta Bio Inc *	2,136	29,840
Cadiz Inc *	4,617	50,879
CAI International Inc *	5,478	158,752
Cal-Maine Foods Inc *	10,326	441,437
Calavo Growers Inc	5,314	481,395
Calithera Biosciences Inc *	15,229	86,958
Calyxt Inc *	2,978	20,876
Cara Therapeutics Inc *	13,042	210,107
Cardiovascular Systems Inc *	11,307	549,407
Cardtronics PLC ‘A’ *	12,660	565,269
Care.com Inc *	7,302	109,749
CareDx Inc *	13,467	290,483
Carriage Services Inc	5,797	148,403
CASI Pharmaceuticals Inc *	16,474	50,905
Cass Information Systems Inc	4,514	260,638
Castle Biosciences Inc *	1,201	41,278
Catalyst Pharmaceuticals Inc *	30,332	113,745
Catasys Inc *	2,282	37,219
cbdMD Inc *	2,983	6,742
CBIZ Inc *	16,445	443,357
CEL-SCI Corp *	8,584	78,544
Celcuity Inc *	2,049	21,801
Cellular Biomedicine Group Inc *	4,036	65,545

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Celsius Holdings Inc *	7,372	$35,607
Central Garden & Pet Co *	3,621	112,504
Central Garden & Pet Co ‘A’ *	13,713	402,614
Cerecor Inc *	6,797	36,636
Cerus Corp *	44,962	189,740
Checkpoint Therapeutics Inc *	7,182	12,353
Chegg Inc *	37,959	1,439,026
ChemoCentryx Inc *	13,307	526,292
Chiasma Inc *	11,088	54,996
Chimerix Inc *	15,307	31,073
ChromaDex Corp *	12,601	54,310
Cimpress PLC * (Ireland)	6,534	821,781
Clovis Oncology Inc *	16,000	166,800
Coca-Cola Consolidated Inc	1,551	440,562
Coherus Biosciences Inc *	20,271	364,979
Collectors Universe Inc	2,563	59,077
Collegium Pharmaceutical Inc *	10,715	220,515
Community Health Systems Inc *	28,604	82,952
Concert Pharmaceuticals Inc *	7,080	65,313
Conformis Inc *	20,779	31,169
CONMED Corp	8,936	999,313
Constellation Pharmaceuticals Inc *	5,439	256,231
Corbus Pharmaceuticals Holdings Inc *	19,434	106,110
Corcept Therapeutics Inc *	31,714	383,739
CorMedix Inc *	7,630	55,546
Cortexyme Inc *	3,234	181,557
CorVel Corp *	2,950	257,712
CRA International Inc	2,564	139,661
Craft Brew Alliance Inc *	4,070	67,155
Crinetics Pharmaceuticals Inc *	3,606	90,475
Cross Country Healthcare Inc *	12,171	141,427
CryoLife Inc *	11,988	324,755
Cue Biopharma Inc *	6,543	103,870
Cutera Inc *	4,439	158,961
Cyclerion Therapeutics Inc *	7,689	20,914
Cymabay Therapeutics Inc *	22,551	44,200
Cytokinetics Inc *	17,915	190,078
CytomX Therapeutics Inc *	15,236	126,611
CytoSorbents Corp *	9,287	35,755
Darling Ingredients Inc *	53,743	1,509,103
Deciphera Pharmaceuticals Inc *	6,471	402,755
Denali Therapeutics Inc *	15,710	273,668
Dermira Inc *	15,228	230,856
Dicerna Pharmaceuticals Inc *	17,416	383,674
Diplomat Pharmacy Inc *	18,037	72,148
Dynavax Technologies Corp *	26,252	150,161
Eagle Pharmaceuticals Inc *	3,082	185,167
Edgewell Personal Care Co *	17,739	549,199
Editas Medicine Inc *	16,955	502,038
Eidos Therapeutics Inc *	3,668	210,507
Eiger BioPharmaceuticals Inc *	7,617	113,493
ElectroCore Inc *	3,798	6,039
elf Beauty Inc *	8,558	138,041
Eloxx Pharmaceuticals Inc *	7,109	52,322
Emerald Expositions Events Inc	8,173	86,225
Emergent BioSolutions Inc *	14,954	806,768
Enanta Pharmaceuticals Inc *	5,625	347,513
Endo International PLC *	74,814	350,878
Ennis Inc	8,563	185,389
Enochian Biosciences Inc *	4,514	22,660
Enzo Biochem Inc *	15,162	39,876
Epizyme Inc *	25,432	625,627
Esperion Therapeutics Inc *	8,169	487,117
Evelo Biosciences Inc *	4,460	18,108
EVERTEC Inc	19,769	672,937
Evo Payments Inc ‘A’ *	11,525	304,375
Evofem Biosciences Inc *	4,434	27,358
Evolus Inc *	6,056	73,702
EyePoint Pharmaceuticals Inc *	19,522	30,259
Farmer Brothers Co *	3,434	51,716

	Shares	Value
Fate Therapeutics Inc *	19,885	$389,149
FibroGen Inc *	25,750	1,104,417
Five Prime Therapeutics Inc *	10,919	50,118
Flexion Therapeutics Inc *	11,526	238,588
Forrester Research Inc *	3,342	139,361
Forty Seven Inc *	7,308	287,716
Franklin Covey Co *	3,033	97,754
Frequency Therapeutics Inc *	1,885	33,044
Fresh Del Monte Produce Inc	10,196	356,656
FTI Consulting Inc *	12,184	1,348,281
Fulcrum Therapeutics Inc *	1,476	24,561
G1 Therapeutics Inc *	11,078	292,792
Galectin Therapeutics Inc *	10,351	29,604
Genesis Healthcare Inc *	30,613	50,205
GenMark Diagnostics Inc *	17,282	83,126
Geron Corp *	60,728	82,590
Glaukos Corp *	12,594	685,995
Global Blood Therapeutics Inc *	18,968	1,507,766
Globus Medical Inc ‘A’ *	24,905	1,466,406
GlycoMimetics Inc *	11,126	58,857
Gossamer Bio Inc *	13,988	218,632
GP Strategies Corp *	4,137	54,733
Green Dot Corp ‘A’ *	15,848	369,258
Greenlane Holdings Inc ‘A’ *	1,890	6,152
Gritstone Oncology Inc *	8,060	72,298
Haemonetics Corp *	16,775	1,927,447
Halozyme Therapeutics Inc *	46,886	831,289
Hanger Inc *	11,708	323,258
Harpoon Therapeutics Inc *	2,404	35,555
Harsco Corp *	25,915	596,304
Healthcare Services Group Inc	24,344	592,046
HealthEquity Inc *	22,679	1,679,834
Heidrick & Struggles International Inc	6,045	196,463
Helen of Troy Ltd *	8,200	1,474,278
Herc Holdings Inc *	7,913	387,262
Heron Therapeutics Inc *	27,552	647,472
Hertz Global Holdings Inc *	33,229	523,357
Heska Corp *	2,279	218,647
HF Foods Group Inc *	2,387	46,547
HMS Holdings Corp *	28,403	840,729
Homology Medicines Inc *	7,942	164,399
Hookipa Pharma Inc *	3,267	39,955
Hostess Brands Inc *	39,109	568,645
Huron Consulting Group Inc *	7,334	503,992
ICF International Inc	5,930	543,307
IGM Biosciences Inc *	1,623	61,934
ImmunoGen Inc *	47,539	242,687
Immunomedics Inc *	57,322	1,212,934
Information Services Group Inc *	12,017	30,403
Ingles Markets Inc ‘A’	4,642	220,541
Innoviva Inc *	20,778	294,216
Inogen Inc *	5,992	409,433
Inovio Pharmaceuticals Inc *	31,794	104,920
Insmed Inc *	29,153	696,174
Insperity Inc	12,682	1,091,159
Inspire Medical Systems Inc *	4,389	325,708
Integer Holdings Corp *	10,650	856,579
Intellia Therapeutics Inc *	12,673	185,913
Inter Parfums Inc	5,775	419,900
Intercept Pharmaceuticals Inc *	8,247	1,021,968
International Money Express Inc *	4,093	49,280
Intersect ENT Inc *	9,795	243,896
Intra-Cellular Therapies Inc *	14,141	485,178
Intrexon Corp *	23,009	126,089
Invacare Corp	10,651	96,072
Invitae Corp *	28,375	457,689
Iovance Biotherapeutics Inc *	38,406	1,063,078
iRadimed Corp *	1,132	26,466
iRhythm Technologies Inc *	8,679	590,953
Ironwood Pharmaceuticals Inc *	50,325	669,826

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
J&J Snack Foods Corp	4,939	$910,110
John B Sanfilippo & Son Inc	2,837	258,961
Jounce Therapeutics Inc *	5,013	43,763
K12 Inc *	12,623	256,878
Kadmon Holdings Inc *	51,297	232,375
Kala Pharmaceuticals Inc *	8,054	29,719
Kaleido Biosciences Inc *	3,724	18,694
KalVista Pharmaceuticals Inc *	3,803	67,731
Karuna Therapeutics Inc *	1,489	112,181
Karyopharm Therapeutics Inc *	19,530	374,390
Kelly Services Inc ‘A’	10,823	244,383
Kezar Life Sciences Inc *	5,503	22,067
Kforce Inc	7,253	287,944
Kindred Biosciences Inc *	12,034	102,048
Kiniksa Pharmaceuticals Ltd ‘A’ *	4,547	50,290
Kodiak Sciences Inc *	7,659	551,065
Korn Ferry	18,486	783,806
Krystal Biotech Inc *	3,422	189,510
Kura Oncology Inc *	11,559	158,936
La Jolla Pharmaceutical Co *	7,104	27,919
Lancaster Colony Corp	6,186	990,379
Landec Corp *	7,401	83,705
Lannett Co Inc *	9,526	84,019
Lantheus Holdings Inc *	12,510	256,580
Laureate Education Inc ‘A’ *	38,706	681,613
LeMaitre Vascular Inc	5,229	187,983
Lexicon Pharmaceuticals Inc *	14,171	58,810
LHC Group Inc *	9,839	1,355,421
Lifevantage Corp *	4,452	69,496
Ligand Pharmaceuticals Inc *	5,615	585,588
Limoneira Co	4,750	91,343
Lineage Cell Therapeutics Inc *	39,462	35,121
Liquidia Technologies Inc *	4,285	18,318
LivaNova PLC *	15,908	1,199,940
LiveRamp Holdings Inc *	21,957	1,055,473
Livongo Health Inc *	4,716	118,183
LogicBio Therapeutics Inc *	2,826	20,347
Luminex Corp	13,795	319,492
MacroGenics Inc *	15,605	169,782
Madrigal Pharmaceuticals Inc *	2,563	233,515
Magellan Health Inc *	7,092	554,949
Magenta Therapeutics Inc *	6,353	96,311
Mallinckrodt PLC *	28,025	97,807
MannKind Corp *	66,142	85,323
Marinus Pharmaceuticals Inc *	16,114	34,806
Marker Therapeutics Inc *	8,810	25,373
MediciNova Inc *	12,855	86,643
Medifast Inc	3,718	407,418
Medpace Holdings Inc *	9,041	759,986
MEI Pharma Inc *	21,796	54,054
MeiraGTx Holdings PLC *	5,612	112,352
Menlo Therapeutics Inc *	4,881	22,648
Meridian Bioscience Inc *	13,271	129,658
Merit Medical Systems Inc *	17,553	548,005
Mersana Therapeutics Inc *	11,594	66,434
MGP Ingredients Inc	4,222	204,556
Millendo Therapeutics Inc *	2,984	20,112
Minerva Neurosciences Inc *	9,422	66,990
Mirati Therapeutics Inc *	8,917	1,149,045
Mirum Pharmaceuticals Inc *	882	21,627
Misonix Inc *	2,356	43,845
Molecular Templates Inc *	5,491	76,792
Momenta Pharmaceuticals Inc *	32,280	636,884
Monro Inc	10,659	833,534
Morphic Holding Inc *	1,608	27,593
Mustang Bio Inc *	8,994	36,696
MyoKardia Inc *	14,548	1,060,331
Myriad Genetics Inc *	23,312	634,786
NanoString Technologies Inc *	10,821	301,040
Natera Inc *	20,430	688,287

	Shares	Value
Nathan’s Famous Inc	867	$61,453
National Beverage Corp *	3,780	192,856
National HealthCare Corp	4,006	346,239
National Research Corp	3,928	259,012
Natural Grocers by Vitamin Cottage Inc	2,547	25,139
Nature’s Sunshine Products Inc *	3,630	32,416
Natus Medical Inc *	11,151	367,871
Neogen Corp *	16,797	1,096,172
NeoGenomics Inc *	31,224	913,302
Neon Therapeutics Inc *	4,700	5,546
Neuronetics Inc *	3,886	17,448
Nevro Corp *	9,804	1,152,362
New Age Beverages Corp *	23,603	42,957
NextCure Inc *	4,615	259,963
NGM Biopharmaceuticals Inc *	8,003	147,975
Novavax Inc *	8,579	34,144
Novocure Ltd *	28,446	2,397,144
NuVasive Inc *	17,014	1,315,863
Ocular Therapeutix Inc *	13,507	53,353
Odonate Therapeutics Inc *	3,840	124,608
Omeros Corp *	15,357	216,380
Oncocyte Corp *	6,839	15,388
OPKO Health Inc *	126,393	185,798
Optinose Inc *	8,098	74,664
Option Care Health Inc *	39,127	145,944
OraSure Technologies Inc *	20,433	164,077
Organogenesis Holdings Inc *	3,250	15,633
Orthofix Medical Inc *	5,928	273,755
OrthoPediatrics Corp *	2,996	140,782
Osmotica Pharmaceuticals PLC *	3,307	23,116
Owens & Minor Inc	19,466	100,639
Oyster Point Pharma Inc *	1,844	45,067
Pacific Biosciences of California Inc *	46,641	239,735
Pacira BioSciences Inc *	13,285	601,810
Palatin Technologies Inc *	70,179	54,894
Paratek Pharmaceuticals Inc *	10,441	42,077
Patterson Cos Inc	27,491	563,016
PDL BioPharma Inc *	40,439	131,225
Pennant Group Inc/The *	8,279	273,787
Perdoceo Education Corp *	22,521	414,161
Performance Food Group Co *	33,703	1,735,030
Personalis Inc *	2,896	31,566
Pfenex Inc *	10,454	114,785
PhaseBio Pharmaceuticals Inc *	4,430	27,067
Phathom Pharmaceuticals Inc *	3,527	109,831
Phibro Animal Health Corp ‘A’	6,481	160,923
Pieris Pharmaceuticals Inc *	14,412	52,171
PolarityTE Inc *	5,162	13,421
Portola Pharmaceuticals Inc *	24,991	596,785
Precision BioSciences Inc *	11,776	163,569
Prestige Consumer Healthcare Inc *	16,532	669,546
Prevail Therapeutics Inc *	2,412	38,182
PRGX Global Inc *	6,447	31,719
Primo Water Corp *	11,463	128,672
Principia Biopharma Inc *	6,031	330,378
Priority Technology Holdings Inc *	1,876	4,596
Progenics Pharmaceuticals Inc *	28,547	145,304
Progyny Inc *	3,803	104,392
Protagonist Therapeutics Inc *	4,900	34,545
Prothena Corp PLC * (Ireland)	13,597	215,241
PTC Therapeutics Inc *	19,800	950,994
Pulse Biosciences Inc *	3,288	44,092
Puma Biotechnology Inc *	10,420	91,175
Pyxus International Inc *	2,737	24,469
Quad/Graphics Inc	10,104	47,186
Quanex Building Products Corp	10,773	184,003
Quanterix Corp *	4,250	100,428
Quidel Corp *	11,608	870,948
R1 RCM Inc *	33,714	437,608
Ra Pharmaceuticals Inc *	11,380	534,063

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Radius Health Inc *	14,763	$297,622
RadNet Inc *	13,759	279,308
RAPT Therapeutics Inc *	510	14,081
Reata Pharmaceuticals Inc ‘A’ *	7,331	1,498,676
Recro Pharma Inc *	6,244	114,453
REGENXBIO Inc *	10,937	448,089
Rent-A-Center Inc	15,931	459,450
Repligen Corp *	17,134	1,584,895
Replimune Group Inc *	3,760	53,956
Resources Connection Inc	10,119	165,243
resTORbio Inc *	4,831	7,198
Retrophin Inc *	13,422	190,592
Revance Therapeutics Inc *	14,397	233,663
Revlon Inc ‘A’ *	2,081	44,575
Rhythm Pharmaceuticals Inc *	9,607	220,577
Rigel Pharmaceuticals Inc *	54,828	117,332
Rocket Pharmaceuticals Inc *	9,719	221,204
Rockwell Medical Inc *	19,315	47,129
Rosetta Stone Inc *	7,006	127,089
RR Donnelley & Sons Co	22,749	89,859
RTI Surgical Holdings Inc *	18,738	51,342
Rubius Therapeutics Inc *	11,528	109,516
Sanderson Farms Inc	6,521	1,149,131
Sangamo Therapeutics Inc *	37,616	314,846
Satsuma Pharmaceuticals Inc *	1,450	28,536
Savara Inc *	9,972	44,675
Scholar Rock Holding Corp *	5,367	70,737
SEACOR Marine Holdings Inc *	6,242	86,077
SeaSpine Holdings Corp *	4,851	58,261
Select Medical Holdings Corp *	36,008	840,427
Seneca Foods Corp ‘A’ *	2,511	102,424
Senseonics Holdings Inc *	34,878	31,948
Seres Therapeutics Inc *	11,835	40,831
Shockwave Medical Inc *	8,353	366,864
ShotSpotter Inc *	2,678	68,289
SI-BONE Inc *	5,228	112,402
Sientra Inc *	12,775	114,209
SIGA Technologies Inc *	17,158	81,844
Silk Road Medical Inc *	5,271	212,843
Solid Biosciences Inc *	5,341	23,767
Soliton Inc *	1,872	20,555
Sorrento Therapeutics Inc *	41,011	138,617
SP Plus Corp *	7,430	315,255
SpartanNash Co	12,254	174,497
Spectrum Pharmaceuticals Inc *	36,498	132,853
Spero Therapeutics Inc *	3,317	31,893
SpringWorks Therapeutics Inc *	3,422	131,713
STAAR Surgical Co *	14,567	512,321
Stemline Therapeutics Inc *	14,661	155,846
Stoke Therapeutics Inc *	2,977	84,309
Strategic Education Inc	6,978	1,108,804
Strongbridge Biopharma PLC *	11,527	24,091
Supernus Pharmaceuticals Inc *	16,180	383,790
Surgery Partners Inc *	7,932	124,175
Surmodics Inc *	4,196	173,840
Sutro Biopharma Inc *	3,495	38,445
Syndax Pharmaceuticals Inc *	6,553	57,535
Syneos Health Inc *	20,399	1,213,231
Synlogic Inc *	5,055	13,042
Synthorx Inc *	3,261	227,911
Syros Pharmaceuticals Inc *	11,226	77,572
Tactile Systems Technology Inc *	5,951	401,752
Tandem Diabetes Care Inc *	18,376	1,095,393
TCR2 Therapeutics Inc *	4,106	58,634
Team Inc *	9,925	158,502
Tejon Ranch Co *	7,201	115,072
Teladoc Health Inc *	23,673	1,981,904
Tenet Healthcare Corp *	33,677	1,280,736
Textainer Group Holdings Ltd * (China)	17,092	183,055
TG Therapeutics Inc *	28,247	313,542

	Shares	Value
The Andersons Inc	10,320	$260,890
The Boston Beer Co Inc ‘A’ *	2,735	1,033,420
The Brink’s Co	16,333	1,481,076
The Chefs’ Warehouse Inc *	7,898	300,993
The Ensign Group Inc	16,559	751,282
The Hackett Group Inc	7,922	127,861
The Joint Corp *	4,229	68,256
The Medicines Co *	24,746	2,101,925
The Providence Service Corp *	3,790	224,292
The Simply Good Foods Co *	27,033	771,522
TherapeuticsMD Inc *	72,588	175,663
Theravance Biopharma Inc *	14,470	374,628
Tivity Health Inc *	15,542	316,202
Tocagen Inc *	7,811	4,165
Tootsie Roll Industries Inc	5,500	187,770
TransEnterix Inc *	4,767	7,007
Translate Bio Inc *	11,353	92,413
TransMedics Group Inc *	4,668	88,739
Tricida Inc *	7,146	269,690
TriNet Group Inc *	14,626	827,978
Triple-S Management Corp ‘B’ *	7,593	140,395
TrueBlue Inc *	13,292	319,806
Turning Point Brands Inc	2,827	80,852
Turning Point Therapeutics Inc *	9,078	565,469
Twist Bioscience Corp *	6,949	145,929
Tyme Technologies Inc *	21,148	29,607
Ultragenyx Pharmaceutical Inc *	17,904	764,680
United Natural Foods Inc *	15,926	139,512
UNITY Biotechnology Inc *	9,367	67,536
Universal Corp	8,044	458,991
UroGen Pharma Ltd *	6,105	203,724
US Physical Therapy Inc	4,115	470,550
USANA Health Sciences Inc *	4,226	331,952
Utah Medical Products Inc	1,085	117,072
Vanda Pharmaceuticals Inc *	16,718	274,342
Vapotherm Inc *	4,793	58,283
Varex Imaging Corp *	12,153	362,281
VBI Vaccines Inc *	50,201	69,277
Vector Group Ltd	36,425	487,731
Vectrus Inc *	3,781	193,814
Veracyte Inc *	15,253	425,864
Vericel Corp *	14,407	250,682
Verrica Pharmaceuticals Inc *	4,550	72,300
Viad Corp	6,531	440,843
Viela Bio Inc *	1,790	48,599
ViewRay Inc *	22,802	96,224
Viking Therapeutics Inc *	21,258	170,489
Village Super Market Inc ‘A’	2,704	62,733
Vir Biotechnology Inc *	2,362	29,702
Voyager Therapeutics Inc *	7,907	110,303
WaVe Life Sciences Ltd *	7,373	59,095
WD-40 Co	4,499	873,436
Weis Markets Inc	3,085	124,912
Willdan Group Inc *	3,214	102,141
Wright Medical Group NV *	41,328	1,259,677
WW International Inc *	15,298	584,537
X4 Pharmaceuticals Inc *	3,789	40,542
XBiotech Inc *	6,219	116,078
Xencor Inc *	15,505	533,217
Xeris Pharmaceuticals Inc *	8,693	61,286
Y-mAbs Therapeutics Inc *	7,750	242,188
Youngevity International Inc *	2,561	8,349
ZIOPHARM Oncology Inc *	52,537	247,975
Zogenix Inc *	13,980	728,777
Zynerba Pharmaceuticals Inc *	6,804	41,096
Zynex Inc *	5,052	39,759

		169,407,307

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Energy - 3.2%

Abraxas Petroleum Corp *	48,866	$17,157
Advanced Emissions Solutions Inc	4,969	52,175
Amplify Energy Corp	4,281	28,297
Arch Coal Inc ‘A’	5,376	385,674
Archrock Inc	42,731	429,019
Berry Petroleum Corp	20,814	196,276
Bonanza Creek Energy Inc *	6,252	145,922
Brigham Minerals Inc ‘A’	5,301	113,653
California Resources Corp *	15,863	143,243
Callon Petroleum Co *	126,441	610,709
Chaparral Energy Inc ‘A’ *	10,038	17,667
Clean Energy Fuels Corp *	46,019	107,684
CNX Resources Corp *	61,120	540,912
Comstock Resources Inc *	4,928	40,557
CONSOL Energy Inc *	8,959	129,995
CVR Energy Inc	9,672	391,039
Delek US Holdings Inc	24,656	826,716
Denbury Resources Inc *	146,661	206,792
Diamond Offshore Drilling Inc *	20,655	148,509
DMC Global Inc	4,671	209,915
Dril-Quip Inc *	11,899	558,182
Earthstone Energy Inc ‘A’ *	6,260	39,626
Enphase Energy Inc *	30,083	786,069
Era Group Inc *	6,396	65,047
Evolution Petroleum Corp	8,140	44,526
Exterran Corp *	10,576	82,810
Extraction Oil & Gas Inc *	27,812	58,961
Falcon Minerals Corp	12,264	86,584
Flotek Industries Inc *	18,177	36,354
Forum Energy Technologies Inc *	25,602	43,011
Frank’s International NV *	34,886	180,361
FTS International Inc *	10,288	10,700
FutureFuel Corp	8,195	101,536
Geospace Technologies Corp *	4,213	70,652
Goodrich Petroleum Corp *	2,746	27,570
Green Plains Inc *	12,430	191,795
Gulfport Energy Corp *	52,507	159,621
Hallador Energy Co	5,491	16,308
Helix Energy Solutions Group Inc *	46,645	449,191
HighPoint Resources Corp *	35,963	60,777
Independence Contract Drilling Inc *	18,212	18,154
Jagged Peak Energy Inc *	21,803	185,107
KLX Energy Services Holdings Inc *	6,660	42,890
Laredo Petroleum Inc *	59,454	170,633
Liberty Oilfield Services Inc ‘A’	17,718	197,024
Magnolia Oil & Gas Corp ‘A’ *	32,985	414,951
Mammoth Energy Services Inc *	3,999	8,798
Matador Resources Co *	36,493	655,779
Matrix Service Co *	8,551	195,647
McDermott International Inc *	59,477	40,242
Montage Resources Corp *	7,003	55,604
MRC Global Inc *	26,583	362,592
Murphy USA Inc *	9,950	1,164,150
Nabors Industries Ltd	115,711	333,248
NACCO Industries Inc ‘A’	1,346	63,033
National Energy Services Reunited Corp *	7,573	69,066
Natural Gas Services Group Inc *	4,255	52,166
NCS Multistage Holdings Inc *	2,552	5,359
Newpark Resources Inc *	29,709	186,275
NextDecade Corp *	4,584	28,146
NexTier Oilfield Solutions Inc *	51,977	348,246
Nine Energy Service Inc *	5,484	42,885
Noble Corp PLC *	78,818	96,158
Northern Oil and Gas Inc *	91,594	214,330
NOW Inc *	35,484	398,840
Oasis Petroleum Inc *	104,784	341,596
Oceaneering International Inc *	32,504	484,635
Oil States International Inc *	19,731	321,813

	Shares	Value
Pacific Drilling SA *	9,659	$39,409
Panhandle Oil and Gas Inc ‘A’	5,018	56,252
Par Pacific Holdings Inc *	11,247	261,380
Parker Drilling Co *	3,009	67,703
Pattern Energy Group Inc ‘A’	29,051	777,260
PDC Energy Inc *	20,625	539,756
Peabody Energy Corp	22,586	205,984
Penn Virginia Corp *	4,571	138,730
Plug Power Inc *	75,093	237,294
PrimeEnergy Resources Corp *	166	25,109
ProPetro Holding Corp *	26,228	295,065
QEP Resources Inc	78,338	352,521
Ramaco Resources Inc *	2,070	7,411
Renewable Energy Group Inc *	11,791	317,767
REX American Resources Corp *	1,780	145,889
Ring Energy Inc *	18,973	50,089
Rosehill Resources Inc *	3,543	4,535
RPC Inc *	19,159	100,393
SandRidge Energy Inc *	10,283	43,600
Seadrill Ltd * (United Kingdom)	19,126	48,580
Select Energy Services Inc ‘A’ *	19,449	180,487
SilverBow Resources Inc *	2,120	20,988
SM Energy Co	36,745	413,014
Smart Sand Inc *	7,861	19,810
Solaris Oilfield Infrastructure Inc ‘A’	10,119	141,666
Southwestern Energy Co *	179,101	433,424
SRC Energy Inc *	79,636	328,100
SunCoke Energy Inc	25,338	157,856
Sunnova Energy International Inc *	4,364	48,702
SunPower Corp *	20,823	162,419
Sunrun Inc *	37,010	511,108
Talos Energy Inc *	6,533	196,970
Tellurian Inc *	30,988	225,593
TerraForm Power Inc ‘A’	26,011	400,309
TETRA Technologies Inc *	37,768	74,025
Thermon Group Holdings Inc *	10,838	290,458
TPI Composites Inc *	9,429	174,531
Trecora Resources *	6,611	47,269
Unit Corp *	16,690	11,610
US Silica Holdings Inc	23,933	147,188
Us Well Services Inc *	5,848	11,053
Vivint Solar Inc *	13,462	97,734
W&T Offshore Inc *	30,546	169,836
Warrior Met Coal Inc	16,977	358,724
Whiting Petroleum Corp *	29,880	219,319

		22,865,879

Financial - 24.8%

1st Constitution Bancorp	2,197	48,620
1st Source Corp	5,110	265,107
Acadia Realty Trust REIT	27,384	710,067
ACNB Corp	2,167	81,956
AG Mortgage Investment Trust Inc REIT	10,371	159,921
Agree Realty Corp REIT	13,445	943,436
Aircastle Ltd	17,074	546,539
Alexander & Baldwin Inc REIT	22,491	471,411
Alexander’s Inc REIT	700	231,245
Allegiance Bancshares Inc *	6,301	236,918
Altisource Portfolio Solutions SA *	2,153	41,617
Altus Midstream Co ‘A’ *	16,212	46,366
Amalgamated Bank ‘A’	4,599	89,451
Ambac Financial Group Inc *	14,903	321,458
Amerant Bancorp Inc *	6,275	136,732
American Assets Trust Inc REIT	15,892	729,443
American Equity Investment Life Holding Co	29,029	868,838
American Finance Trust Inc REIT	34,897	462,734
American National Bankshares Inc	3,453	136,635
American Realty Investors Inc *	944	16,171
Ameris Bancorp	19,548	831,572
AMERISAFE Inc	6,069	400,736

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Ames National Corp	2,965	$83,198
Anworth Mortgage Asset Corp REIT	31,864	112,161
Apollo Commercial Real Estate Finance Inc REIT	50,243	918,944
Ares Commercial Real Estate Corp REIT	8,375	132,660
Ares Management Corp ‘A’	23,439	836,538
Argo Group International Holdings Ltd	10,755	707,141
Arlington Asset Investment Corp ‘A’ REIT	11,991	66,790
Armada Hoffler Properties Inc REIT	17,189	315,418
ARMOUR Residential REIT Inc	19,549	349,341
Arrow Financial Corp	4,340	164,052
Artisan Partners Asset Management Inc ‘A’	16,467	532,213
Ashford Hospitality Trust Inc REIT	27,987	78,084
Assetmark Financial Holdings Inc *	4,480	130,010
Associated Capital Group Inc ‘A’	796	31,203
Atlantic Capital Bancshares Inc *	8,289	152,103
Atlantic Union Bankshares Corp	26,687	1,002,097
Axos Financial Inc *	19,008	575,562
B. Riley Financial Inc	6,586	165,835
Banc of California Inc	14,994	257,597
BancFirst Corp	6,179	385,817
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Panama)	9,668	206,702
BancorpSouth Bank	31,540	990,671
Bank First Corp	1,833	128,328
Bank of Commerce Holdings	5,410	62,594
Bank of Marin Bancorp	4,294	193,445
Bank7 Corp	1,181	22,392
BankFinancial Corp	4,574	59,828
Bankwell Financial Group Inc	2,214	63,852
Banner Corp	10,764	609,135
Bar Harbor Bankshares	5,124	130,098
Baycom Corp *	3,431	78,021
BCB Bancorp Inc	4,366	60,207
Berkshire Hills Bancorp Inc	15,269	502,045
Blackstone Mortgage Trust Inc ‘A’ REIT	41,168	1,532,273
Blucora Inc *	15,813	413,352
Bluerock Residential Growth REIT Inc	7,392	89,074
Boston Private Financial Holdings Inc	26,537	319,240
Braemar Hotels & Resorts Inc REIT	9,676	86,407
Bridge Bancorp Inc	5,191	174,054
Bridgewater Bancshares Inc *	7,701	106,120
Brightsphere Investment Group Inc *	23,608	241,274
Brookline Bancorp Inc	25,279	416,092
BRP Group Inc ‘A’ *	4,935	79,207
BRT Apartments Corp REIT	2,646	44,903
Bryn Mawr Bank Corp	6,542	269,792
Business First Bancshares Inc	4,078	101,665
Byline Bancorp Inc	7,515	147,069
C&F Financial Corp	1,185	65,566
Cadence BanCorp	41,246	747,790
Cambridge Bancorp	1,390	111,408
Camden National Corp	5,113	235,505
Capital Bancorp Inc *	3,060	45,563
Capital City Bank Group Inc	4,332	132,126
Capitol Federal Financial Inc	43,474	596,898
Capstar Financial Holdings Inc	4,587	76,374
Capstead Mortgage Corp REIT	32,421	256,774
CareTrust REIT Inc	31,273	645,162
Carolina Financial Corp	7,055	304,988
Carter Bank & Trust *	7,275	172,563
CatchMark Timber Trust Inc ‘A’ REIT	16,046	184,048
Cathay General Bancorp	25,458	968,677
CBL & Associates Properties Inc REIT *	55,755	58,543
CBTX Inc	6,081	189,241
Cedar Realty Trust Inc REIT	29,549	87,170
CenterState Bank Corp	40,828	1,019,883
Central Pacific Financial Corp	8,745	258,677
Central Valley Community Bancorp	3,798	82,303
Century Bancorp Inc ‘A’	873	78,535

	Shares	Value
Chatham Lodging Trust REIT	15,248	$279,648
Chemung Financial Corp	1,109	47,133
Cherry Hill Mortgage Investment Corp REIT	5,224	76,218
CIM Commercial Trust Corp REIT	399	5,786
Citizens & Northern Corp	3,874	109,440
Citizens Inc *	16,774	113,224
City Holding Co	5,267	431,631
City Office REIT Inc	17,489	236,451
Civista Bancshares Inc	4,966	119,184
Clipper Realty Inc REIT	4,273	45,294
CNB Financial Corp	4,987	162,975
CNO Financial Group Inc	51,421	932,263
Coastal Financial Corp *	2,726	44,897
Codorus Valley Bancorp Inc	2,935	67,593
Cohen & Steers Inc	7,504	470,951
Colony Bankcorp Inc	2,157	35,591
Colony Credit Real Estate Inc REIT	26,830	353,083
Columbia Banking System Inc	23,989	975,992
Columbia Financial Inc *	17,314	293,299
Community Bank System Inc	16,426	1,165,260
Community Bankers Trust Corp	7,572	67,239
Community Healthcare Trust Inc REIT	6,290	269,589
Community Trust Bancorp Inc	5,203	242,668
ConnectOne Bancorp Inc	10,898	280,297
Consolidated-Tomoka Land Co	1,626	98,080
CoreCivic Inc REIT	39,140	680,253
CorEnergy Infrastructure Trust Inc REIT	4,252	190,107
CorePoint Lodging Inc REIT	13,999	149,509
Cowen Inc ‘A’ *	9,374	147,640
Crawford & Co ‘A’	4,908	56,295
CrossFirst Bankshares Inc *	2,160	31,147
Curo Group Holdings Corp *	5,628	68,549
Cushman & Wakefield PLC *	36,937	754,992
Customers Bancorp Inc *	9,368	223,052
CVB Financial Corp	43,720	943,478
Deluxe Corp	14,307	714,205
Diamond Hill Investment Group Inc	1,045	146,781
DiamondRock Hospitality Co REIT	66,102	732,410
Dime Community Bancshares Inc	10,647	222,416
Diversified Healthcare Trust Reit *	77,559	654,598
Donegal Group Inc ‘A’	3,424	50,744
Dynex Capital Inc REIT	7,810	132,301
Eagle Bancorp Inc	10,839	527,101
Easterly Government Properties Inc REIT	26,205	621,845
EastGroup Properties Inc REIT	12,441	1,650,547
eHealth Inc *	7,327	703,978
Elevate Credit Inc *	7,079	31,502
Ellington Financial Inc	10,063	184,455
Employers Holdings Inc	10,202	425,933
Encore Capital Group Inc *	10,114	357,631
Enova International Inc *	11,002	264,708
Enstar Group Ltd * (Bermuda)	3,779	781,724
Entegra Financial Corp *	2,397	72,294
Enterprise Bancorp Inc	3,090	104,658
Enterprise Financial Services Corp	8,124	391,658
Equity Bancshares Inc ‘A’ *	4,947	152,714
Esquire Financial Holdings Inc *	2,195	57,224
ESSA Bancorp Inc	2,918	49,460
Essent Group Ltd	31,553	1,640,440
Essential Properties Realty Trust Inc REIT	26,458	656,423
Evans Bancorp Inc	1,625	65,163
Exantas Capital Corp REIT	10,283	121,442
eXp World Holdings Inc *	5,173	58,610
EZCORP Inc ‘A’ *	16,772	114,385
Farmers & Merchants Bancorp Inc	3,492	105,284
Farmers National Banc Corp	8,718	142,278
Farmland Partners Inc REIT	9,836	66,688
FB Financial Corp	5,619	222,456
FBL Financial Group Inc ‘A’	3,262	192,230
Federal Agricultural Mortgage Corp ‘C’	2,983	249,080

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Federated Investors Inc ‘B’	31,582	$1,029,257
FedNat Holding Co	3,760	62,529
FGL Holdings	47,831	509,400
Fidelity D&D Bancorp Inc	927	57,669
Financial Institutions Inc	4,942	158,638
First BanCorp	70,306	744,541
First Bancorp Inc	3,511	106,138
First Bancorp NC	9,752	389,202
First Bank	5,405	59,725
First Busey Corp	17,166	472,065
First Business Financial Services Inc	2,685	70,696
First Capital Inc	1,021	74,533
First Choice Bancorp	3,454	93,120
First Commonwealth Financial Corp	31,972	463,914
First Community Bankshares Inc	5,057	156,868
First Defiance Financial Corp	6,634	208,905
First Financial Bancorp	31,669	805,659
First Financial Bankshares Inc	42,632	1,496,383
First Financial Corp	3,965	181,280
First Financial Northwest Inc	2,331	34,825
First Foundation Inc	13,067	227,366
First Guaranty Bancshares Inc	1,599	34,810
First Industrial Realty Trust Inc REIT	41,298	1,714,280
First Internet Bancorp	3,069	72,766
First Interstate BancSystem Inc ‘A’	12,358	518,047
First Merchants Corp	18,152	754,942
First Mid Bancshares Inc	4,731	166,768
First Midwest Bancorp Inc	33,281	767,460
First Northwest Bancorp	3,349	60,717
Flagstar Bancorp Inc	11,368	434,826
Flushing Financial Corp	8,694	187,834
FNCB Bancorp Inc	5,365	45,334
Focus Financial Partners Inc ‘A’ *	9,918	292,283
Four Corners Property Trust Inc REIT	22,436	632,471
Franklin Financial Network Inc	4,255	146,074
Franklin Financial Services Corp	1,305	50,490
Franklin Street Properties Corp REIT	33,426	286,127
Front Yard Residential Corp REIT	16,316	201,339
FRP Holdings Inc *	2,297	114,414
FS Bancorp Inc	1,372	87,520
Fulton Financial Corp	53,611	934,440
FVCBankcorp Inc *	3,770	65,862
GAIN Capital Holdings Inc	6,113	24,146
GAMCO Investors Inc ‘A’	2,017	39,311
Genworth Financial Inc ‘A’ *	165,901	729,964
German American Bancorp Inc	7,605	270,890
Getty Realty Corp REIT	11,218	368,736
Glacier Bancorp Inc	28,478	1,309,703
Gladstone Commercial Corp REIT	10,199	222,950
Gladstone Land Corp REIT	5,333	69,169
Global Indemnity Ltd (Cayman)	2,750	81,483
Global Medical REIT Inc	10,175	134,615
Global Net Lease Inc REIT	29,522	598,706
Goosehead Insurance Inc ‘A’	3,668	155,523
Granite Point Mortgage Trust Inc REIT	17,386	319,555
Great Ajax Corp REIT	5,107	75,635
Great Southern Bancorp Inc	3,682	233,144
Great Western Bancorp Inc	17,975	624,451
Greene County Bancorp Inc	826	23,781
Greenhill & Co Inc	5,486	93,701
Greenlight Capital Re Ltd ‘A’ *	8,990	90,889
Griffin Industrial Realty Inc	345	13,645
Guaranty Bancshares Inc	2,795	91,900
Hallmark Financial Services Inc *	4,352	76,465
Hamilton Lane Inc ‘A’	7,124	424,590
Hancock Whitney Corp	28,472	1,249,351
Hanmi Financial Corp	9,728	194,511
Hannon Armstrong Sustainable Infrastructure Capital Inc REIT	20,822	670,052
Harborone Bancorp Inc *	8,625	94,789

	Shares	Value
Hawthorn Bancshares Inc	1,734	$44,217
HBT Financial Inc *	2,981	56,609
HCI Group Inc	2,235	102,028
Health Insurance Innovations Inc ‘A’ *	3,232	62,345
Healthcare Realty Trust Inc REIT	43,420	1,448,925
Heartland Financial USA Inc	11,469	570,468
Heritage Commerce Corp	17,940	230,170
Heritage Financial Corp	11,716	331,563
Heritage Insurance Holdings Inc	8,776	116,282
Hersha Hospitality Trust REIT	11,655	169,580
Hilltop Holdings Inc	23,837	594,256
Hingham Institution for Savings	473	99,425
Home Bancorp Inc	2,539	99,503
Home BancShares Inc	51,193	1,006,454
HomeStreet Inc *	6,547	222,598
HomeTrust Bancshares Inc	5,790	155,346
Hope Bancorp Inc	39,509	587,104
Horace Mann Educators Corp	13,130	573,256
Horizon Bancorp Inc	12,224	232,256
Houlihan Lokey Inc	13,486	659,061
Howard Bancorp Inc *	4,230	71,402
I3 Verticals Inc ‘A’ *	4,855	137,154
IBERIABANK Corp	17,133	1,282,062
Independence Holding Co	1,761	74,103
Independence Realty Trust Inc REIT	30,016	422,625
Independent Bank Corp	10,876	905,427
Independent Bank Corp MI	7,391	167,406
Independent Bank Group Inc	11,741	650,921
Industrial Logistics Properties Trust REIT	21,447	480,842
Innovative Industrial Properties Inc REIT	3,539	268,504
International Bancshares Corp	18,324	789,215
INTL. FCStone Inc *	5,292	258,408
Invesco Mortgage Capital Inc REIT	47,016	782,816
Investar Holding Corp	2,929	70,296
Investors Bancorp Inc	75,878	904,086
Investors Real Estate Trust REIT	3,811	276,297
Investors Title Co	482	76,734
iStar Inc REIT	19,595	284,323
James River Group Holdings Ltd	9,697	399,613
Jernigan Capital Inc REIT	6,989	133,769
Kearny Financial Corp	27,918	386,106
Kennedy-Wilson Holdings Inc	40,391	900,719
Kinsale Capital Group Inc	6,725	683,663
Kite Realty Group Trust REIT	27,481	536,704
KKR Real Estate Finance Trust Inc REIT	8,267	168,812
Ladder Capital Corp REIT	33,717	608,255
Ladenburg Thalmann Financial Services Inc	38,993	135,696
Lakeland Bancorp Inc	16,044	278,845
Lakeland Financial Corp	8,329	407,538
LCNB Corp	4,019	77,567
Legacy Housing Corp *	1,433	23,845
LendingClub Corp *	21,742	274,384
Level One Bancorp Inc	1,786	44,936
Lexington Realty Trust REIT	79,270	841,847
Live Oak Bancshares Inc	8,691	165,216
LTC Properties Inc REIT	13,076	585,413
Luther Burbank Corp	6,893	79,476
Macatawa Bank Corp	8,252	91,845
Mack-Cali Realty Corp REIT	28,644	662,536
Mackinac Financial Corp	2,675	46,706
MainStreet Bancshares Inc *	2,218	51,014
Malvern Bancorp Inc *	2,280	52,645
Marcus & Millichap Inc *	7,530	280,492
Marlin Business Services Corp	2,910	63,962
Maui Land & Pineapple Co Inc *	2,368	26,640
MBIA Inc *	26,859	249,789
McGrath RentCorp	7,938	607,575
Medallion Financial Corp *	6,521	47,408
Mercantile Bank Corp	5,465	199,309
Merchants Bancorp	3,122	61,535

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Meridian Bancorp Inc	15,818	$317,784
Meta Financial Group Inc	11,574	422,567
Metrocity Bankshares Inc	5,206	91,157
Metropolitan Bank Holding Corp *	2,415	116,475
Mid Penn Bancorp Inc	2,254	64,915
Midland States Bancorp Inc	7,400	214,304
MidWestOne Financial Group Inc	3,924	142,167
MMA Capital Holdings Inc *	1,532	48,718
Moelis & Co ‘A’	15,601	497,984
Monmouth Real Estate Investment Corp REIT	30,074	435,472
Mr Cooper Group Inc *	25,749	322,120
MutualFirst Financial Inc	1,836	72,834
MVB Financial Corp	3,268	81,439
National Bank Holdings Corp ‘A’	9,720	342,338
National Bankshares Inc	2,257	101,407
National General Holdings Corp	22,213	490,907
National Health Investors Inc REIT	13,792	1,123,772
National Storage Affiliates Trust REIT	19,383	651,656
National Western Life Group Inc ‘A’	770	223,978
NBT Bancorp Inc	13,644	553,401
Nelnet Inc ‘A’	5,903	343,791
New Senior Investment Group Inc REIT	27,223	208,256
New York Mortgage Trust Inc REIT	86,259	537,394
Newmark Group Inc ‘A’	47,672	641,427
NexPoint Residential Trust Inc REIT	6,295	283,275
NI Holdings Inc *	3,768	64,810
Nicolet Bankshares Inc *	2,771	204,638
NMI Holdings Inc ‘A’ *	21,380	709,388
Northeast Bank *	2,224	48,906
Northfield Bancorp Inc	14,586	247,379
Northrim BanCorp Inc	2,104	80,583
Northwest Bancshares Inc	33,177	551,734
Norwood Financial Corp	2,007	78,072
Oak Valley Bancorp	2,404	46,782
OceanFirst Financial Corp	16,656	425,394
Ocwen Financial Corp *	45,826	62,782
Office Properties Income Trust REIT	15,707	504,823
OFG Bancorp	16,571	391,241
Ohio Valley Banc Corp	1,413	55,983
Old National Bancorp	56,215	1,028,172
Old Second Bancorp Inc	8,999	121,217
On Deck Capital Inc *	21,691	89,801
One Liberty Properties Inc REIT	5,076	138,016
OP Bancorp	3,681	38,172
Oportun Financial Corp *	2,377	56,573
Oppenheimer Holdings Inc ‘A’	3,250	89,310
Opus Bank	7,223	186,859
Orchid Island Capital Inc REIT	20,131	117,766
Origin Bancorp Inc	6,310	238,770
Orrstown Financial Services Inc	3,317	75,031
Pacific Mercantile Bancorp *	5,489	44,571
Pacific Premier Bancorp Inc	19,392	632,276
Palomar Holdings Inc *	4,105	207,261
Park National Corp	4,492	459,891
Parke Bancorp Inc	2,908	73,834
Paysign Inc *	9,707	98,526
PCB Bancorp	3,742	64,662
PCSB Financial Corp	5,208	105,462
PDL Community Bancorp *	2,516	36,985
Peapack Gladstone Financial Corp	6,324	195,412
Pebblebrook Hotel Trust REIT	42,674	1,144,090
Penns Woods Bancorp Inc	2,224	79,085
Pennsylvania REIT	23,717	126,412
PennyMac Financial Services Inc	3,535	120,331
PennyMac Mortgage Investment Trust REIT	28,233	629,314
People’s Utah Bancorp	5,005	150,751
Peoples Bancorp Inc	5,769	199,954
Peoples Bancorp of North Carolina Inc	1,627	53,447
Peoples Financial Services Corp	2,141	107,799
Physicians Realty Trust REIT	61,000	1,155,340

	Shares	Value
Piedmont Office Realty Trust Inc ‘A’ REIT	41,362	$919,891
Pioneer Bancorp Inc *	3,592	54,994
Piper Jaffray Cos	4,491	359,011
PJT Partners Inc ‘A’	7,573	341,769
PotlatchDeltic Corp REIT	21,717	939,695
PRA Group Inc *	14,753	535,534
Preferred Apartment Communities Inc ‘A’ REIT	14,270	190,076
Preferred Bank	4,663	280,200
Premier Financial Bancorp Inc	4,152	75,317
ProAssurance Corp	16,820	607,875
ProSight Global Inc *	2,964	47,809
Protective Insurance Corp ‘B’	3,412	54,899
Provident Bancorp Inc *	3,088	38,446
Provident Financial Holdings Inc	1,722	37,712
Provident Financial Services Inc	20,221	498,448
Prudential Bancorp Inc	2,801	51,903
PS Business Parks Inc REIT	6,552	1,080,228
Pzena Investment Management Inc ‘A’	5,339	46,022
QCR Holdings Inc	4,836	212,107
QTS Realty Trust Inc ‘A’ REIT	18,867	1,023,912
Radian Group Inc	67,377	1,695,205
Rafael Holdings Inc ‘B’ *	3,399	60,638
RBB Bancorp	5,295	112,095
RE/MAX Holdings Inc ‘A’	6,058	233,172
Ready Capital Corp REIT	10,277	158,471
Realogy Holdings Corp *	37,266	360,735
Red River Bancshares Inc *	1,610	90,257
Redfin Corp *	28,918	611,327
Redwood Trust Inc REIT	36,667	606,472
Regional Management Corp *	3,141	94,324
Reliant Bancorp Inc	3,237	71,991
Renasant Corp	18,740	663,771
Republic Bancorp Inc ‘A’	3,221	150,743
Republic First Bancorp Inc *	13,888	58,052
Retail Opportunity Investments Corp REIT	37,368	659,919
Retail Value Inc REIT	4,808	176,934
Rexford Industrial Realty Inc REIT	35,862	1,637,818
Richmond Mutual Bancorporation Inc *	4,274	68,213
Riverview Bancorp Inc	6,831	56,083
RLI Corp	13,130	1,181,963
RLJ Lodging Trust REIT	56,699	1,004,706
RPT Realty REIT	25,353	381,309
Ryman Hospitality Properties Inc REIT	15,050	1,304,233
S&T Bancorp Inc	12,264	494,117
Sabra Health Care REIT Inc	63,313	1,351,099
Safeguard Scientifics Inc	6,837	75,070
Safehold Inc REIT	3,362	135,489
Safety Insurance Group Inc	4,703	435,169
Sandy Spring Bancorp Inc	11,717	443,840
Saul Centers Inc REIT	3,818	201,514
SB One Bancorp	2,823	70,349
Sculptor Capital Management Inc	5,503	121,616
Seacoast Banking Corp of Florida *	16,520	505,016
Select Bancorp Inc *	5,514	67,822
Selective Insurance Group Inc	19,254	1,255,168
Seritage Growth Properties REIT *	11,150	446,892
ServisFirst Bancshares Inc	15,670	590,446
Shore Bancshares Inc	4,523	78,519
Siebert Financial Corp *	2,193	18,969
Sierra Bancorp	4,506	131,215
Silvercrest Asset Management Group Inc ‘A’	2,408	30,293
Simmons First National Corp ‘A’	29,275	784,277
SmartFinancial Inc	4,254	100,607
South Plains Financial Inc	3,316	69,205
South State Corp	11,144	966,742
Southern First Bancshares Inc *	2,135	90,716
Southern Missouri Bancorp Inc	2,496	95,747
Southern National Bancorp of Virginia Inc	5,986	97,871
Southside Bancshares Inc	10,149	376,934
Spirit of Texas Bancshares Inc *	3,801	87,423

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
STAG Industrial Inc REIT	43,883	$1,385,386
State Auto Financial Corp	5,797	179,823
Sterling Bancorp Inc	6,045	48,965
Stewart Information Services Corp	7,499	305,884
Stifel Financial Corp	21,652	1,313,194
Stock Yards Bancorp Inc	6,718	275,841
Stratus Properties Inc *	1,817	56,291
Summit Financial Group Inc	3,800	102,942
Summit Hotel Properties Inc REIT	34,254	422,694
Sunstone Hotel Investors Inc REIT	73,854	1,028,048
Tanger Factory Outlet Centers Inc REIT	29,474	434,152
Terreno Realty Corp REIT	21,631	1,171,102
Territorial Bancorp Inc	2,610	80,753
The Bancorp Inc *	15,730	204,018
The Bank of NT Butterfield & Son Ltd (Bermuda)	17,933	663,880
The Bank of Princeton	1,835	57,784
The Community Financial Corp	1,393	49,549
The First Bancshares Inc	5,343	189,783
The First of Long Island Corp	7,616	191,009
The GEO Group Inc REIT	38,939	646,777
The RMR Group Inc ‘A’	5,083	231,988
Third Point Reinsurance Ltd * (Bermuda)	24,820	261,106
Timberland Bancorp Inc	2,173	64,625
Tiptree Inc	8,409	68,449
Tompkins Financial Corp	4,883	446,794
Towne Bank	22,049	613,403
TPG RE Finance Trust Inc REIT	16,124	326,833
Transcontinental Realty Investors Inc REIT *	488	19,461
TriCo Bancshares	8,827	360,230
TriState Capital Holdings Inc *	8,217	214,628
Triumph Bancorp Inc *	8,091	307,620
Trupanion Inc *	9,307	348,640
TrustCo Bank Corp NY	30,987	268,657
Trustmark Corp	20,841	719,223
UMB Financial Corp	14,601	1,002,213
UMH Properties Inc REIT	11,817	185,881
Union Bankshares Inc	1,357	49,205
United Bankshares Inc	32,254	1,246,940
United Community Banks Inc	24,539	757,764
United Community Financial Corp	15,777	183,960
United Fire Group Inc	7,022	307,072
United Insurance Holdings Corp	6,674	84,159
United Security Bancshares	4,531	48,618
Uniti Group Inc REIT	60,606	497,575
Unity Bancorp Inc	2,662	60,081
Universal Health Realty Income Trust REIT	4,228	496,198
Universal Insurance Holdings Inc	10,269	287,429
Univest Financial Corp	9,627	257,811
Urban Edge Properties REIT	37,942	727,728
Urstadt Biddle Properties Inc ‘A’ REIT	9,991	248,176
Valley National Bancorp	127,904	1,464,501
Veritex Holdings Inc	17,201	501,065
Virtus Investment Partners Inc	2,191	266,689
Waddell & Reed Financial Inc ‘A’	23,819	398,254
Walker & Dunlop Inc	9,108	589,105
Washington Federal Inc	26,025	953,816
Washington Prime Group Inc REIT	59,832	217,788
Washington Real Estate Investment Trust REIT	26,431	771,257
Washington Trust Bancorp Inc	4,996	268,735
Waterstone Financial Inc	8,542	162,554
Watford Holdings Ltd * (Bermuda)	6,533	164,370
WesBanco Inc	21,454	810,747
West Bancorporation Inc	5,472	140,247
Westamerica Bancorporation	8,538	578,620
Western Asset Mortgage Capital Corp REIT	18,348	189,535
Western New England Bancorp Inc	8,468	81,547
Westwood Holdings Group Inc	2,746	81,337
Whitestone REIT	12,381	168,629

	Shares	Value
WisdomTree Investments Inc	44,351	$214,659
World Acceptance Corp *	2,051	177,206
WSFS Financial Corp	17,270	759,707
Xenia Hotels & Resorts Inc REIT	37,263	805,253

		175,634,154

Industrial - 14.2%

AAON Inc	13,438	663,972
AAR Corp	10,953	493,980
Actuant Corp ‘A’	18,528	482,284
Advanced Disposal Services Inc *	23,758	780,925
Advanced Drainage Systems Inc	14,223	552,421
Advanced Energy Industries Inc *	12,440	885,728
Aegion Corp *	10,172	227,548
Aerojet Rocketdyne Holdings Inc *	23,925	1,092,415
AeroVironment Inc *	7,028	433,909
Air Transport Services Group Inc *	19,130	448,790
Akoustis Technologies Inc *	8,125	65,000
Alamo Group Inc	3,193	400,881
Alarm.com Holdings Inc *	12,033	517,058
Albany International Corp ‘A’	10,027	761,250
Allied Motion Technologies Inc	2,358	114,363
Altra Industrial Motion Corp	21,090	763,669
American Outdoor Brands Corp *	16,994	157,704
American Superconductor Corp *	6,786	53,270
American Woodmark Corp *	5,523	577,209
Apogee Enterprises Inc	8,706	282,945
Applied Industrial Technologies Inc	12,586	839,360
Applied Optoelectronics Inc *	6,179	73,407
AquaVenture Holdings Ltd *	4,625	125,430
ArcBest Corp	8,201	226,348
Arcosa Inc	15,906	708,612
Ardmore Shipping Corp * (Ireland)	10,432	94,410
Argan Inc	4,864	195,241
Armstrong Flooring Inc *	6,600	28,182
Astec Industries Inc	7,250	304,500
Astronics Corp *	7,939	221,895
Atkore International Group Inc *	15,112	611,432
Atlas Air Worldwide Holdings Inc *	7,548	208,098
Axon Enterprise Inc *	19,107	1,400,161
AZZ Inc	8,531	391,999
Badger Meter Inc	9,378	608,914
Barnes Group Inc	15,427	955,857
Bel Fuse Inc ‘B’	2,855	58,528
Belden Inc	12,876	708,180
Benchmark Electronics Inc	12,555	431,390
Bloom Energy Corp ‘A’ *	17,981	134,318
Boise Cascade Co	12,777	466,744
Brady Corp ‘A’	15,643	895,718
Briggs & Stratton Corp	13,775	91,742
Builders FirstSource Inc *	37,360	949,318
Cactus Inc ‘A’	15,443	530,004
Caesarstone Ltd	7,068	106,515
Casella Waste Systems Inc ‘A’ *	14,579	671,071
CECO Environmental Corp *	9,332	71,483
Charah Solutions Inc *	2,646	6,456
Chart Industries Inc *	11,615	783,896
Chase Corp	2,405	284,944
CIRCOR International Inc *	6,390	295,474
Coda Octopus Group Inc *	1,494	12,505
Columbus McKinnon Corp	7,452	298,304
Comfort Systems USA Inc	11,927	594,561
Comtech Telecommunications Corp	7,564	268,446
Concrete Pumping Holdings Inc *	3,486	19,068
Construction Partners Inc ‘A’ *	5,768	97,306
Continental Building Products Inc *	11,394	415,083
Cornerstone Building Brands Inc *	15,703	133,633
Costamare Inc (Monaco)	14,931	142,292
Covanta Holding Corp	38,766	575,287
Covenant Transportation Group Inc ‘A’ *	3,982	51,467

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
CryoPort Inc *	10,398	$171,151
CSW Industrials Inc	4,805	369,985
Daseke Inc *	13,325	42,107
DHT Holdings Inc	28,648	237,205
Diamond S Shipping Inc *	7,133	119,406
Digimarc Corp *	3,655	122,662
Dorian LPG Ltd *	9,775	151,317
Ducommun Inc *	3,374	170,488
DXP Enterprises Inc *	5,328	212,108
Dycom Industries Inc *	9,964	469,803
Eagle Bulk Shipping Inc *	16,082	73,977
Echo Global Logistics Inc *	8,788	181,912
EMCOR Group Inc	18,296	1,578,945
Encore Wire Corp	6,703	384,752
Energous Corp *	7,660	13,558
Energy Recovery Inc *	11,750	115,033
EnerSys	13,985	1,046,498
EnPro Industries Inc	6,764	452,376
ESCO Technologies Inc	8,373	774,502
Evoqua Water Technologies Corp *	24,183	458,268
Exponent Inc	16,876	1,164,613
Fabrinet * (Thailand)	11,947	774,643
FARO Technologies Inc *	5,747	289,361
Federal Signal Corp	19,572	631,197
Fitbit Inc ‘A’ *	72,533	476,542
Fluidigm Corp *	22,606	78,669
Forterra Inc *	6,093	70,435
Forward Air Corp	9,379	656,061
Franklin Electric Co Inc	15,161	869,029
GasLog Ltd (Monaco)	12,836	125,664
GATX Corp	11,725	971,416
Genco Shipping & Trading Ltd	4,843	51,433
Gencor Industries Inc *	3,028	35,337
Generac Holdings Inc *	20,020	2,013,812
General Finance Corp *	3,045	33,708
Gibraltar Industries Inc *	10,573	533,302
Golar LNG Ltd * (Bermuda)	31,109	442,370
GoPro Inc ‘A’ *	40,073	173,917
Graham Corp	3,212	70,279
Granite Construction Inc	15,363	425,094
Great Lakes Dredge & Dock Corp *	19,904	225,512
Greif Inc ‘A’	8,625	381,225
Greif Inc ‘B’	1,886	97,638
Griffon Corp	11,942	242,781
Haynes International Inc	4,126	147,628
Heartland Express Inc	15,380	323,749
Helios Technologies Inc	9,592	443,438
Heritage-Crystal Clean Inc *	5,110	160,301
Hillenbrand Inc	23,918	796,709
Hub Group Inc ‘A’ *	10,668	547,162
Hurco Cos Inc	1,933	74,150
Hyster-Yale Materials Handling Inc	3,232	190,559
Ichor Holdings Ltd *	7,467	248,427
IES Holdings Inc *	2,931	75,209
II-VI Inc *	29,131	980,841
Insteel Industries Inc	5,791	124,449
International Seaways Inc *	8,246	245,401
IntriCon Corp *	2,859	51,462
Iteris Inc *	12,150	60,629
Itron Inc *	11,235	943,178
JELD-WEN Holding Inc *	22,131	518,087
John Bean Technologies Corp	10,214	1,150,709
Kadant Inc	3,525	371,323
Kaman Corp	9,059	597,169
KBR Inc	46,409	1,415,474
Kennametal Inc	26,937	993,706
Kimball Electronics Inc *	8,096	142,085
Knowles Corp *	26,910	569,146
Kratos Defense & Security Solutions Inc *	29,525	531,745
Lawson Products Inc *	1,438	74,920

	Shares	Value
LB Foster Co ‘A’ *	3,423	$66,338
Lindsay Corp	3,524	338,269
Louisiana-Pacific Corp	38,761	1,150,039
LSB Industries Inc *	6,186	25,981
Luxfer Holdings PLC (United Kingdom)	8,857	163,943
Lydall Inc *	5,602	114,953
Marten Transport Ltd	13,027	279,950
Masonite International Corp *	8,298	599,199
MasTec Inc *	19,693	1,263,503
Materion Corp	6,668	396,413
Matson Inc	13,924	568,099
Matthews International Corp ‘A’	10,173	388,303
Mayville Engineering Co Inc *	2,023	18,976
Mercury Systems Inc *	17,771	1,228,154
Mesa Laboratories Inc	1,233	307,510
Mistras Group Inc *	5,593	79,812
Moog Inc ‘A’	10,541	899,464
MSA Safety Inc	11,541	1,458,321
Mueller Industries Inc	18,278	580,326
Mueller Water Products Inc ‘A’	51,354	615,221
Myers Industries Inc	11,892	198,359
MYR Group Inc *	5,364	174,813
Napco Security Technologies Inc *	3,676	108,038
National Presto Industries Inc	1,670	147,611
NL Industries Inc *	2,103	8,223
nLight Inc *	10,630	215,576
NN Inc *	13,940	128,945
Nordic American Tankers Ltd	45,716	224,923
Northwest Pipe Co *	3,331	110,956
Novanta Inc *	11,023	974,874
NV5 Global Inc *	3,334	168,200
NVE Corp	1,554	110,956
Olympic Steel Inc	2,927	52,452
Omega Flex Inc	865	92,806
OSI Systems Inc *	5,461	550,141
Overseas Shipholding Group Inc ‘A’ *	18,779	43,192
PAM Transportation Services Inc *	685	39,531
Park Aerospace Corp	6,184	100,614
Park-Ohio Holdings Corp	2,776	93,412
Patrick Industries Inc	7,535	395,060
PGT Innovations Inc *	18,576	276,968
Plexus Corp *	9,529	733,161
Powell Industries Inc	2,969	145,451
Primoris Services Corp	14,476	321,946
Proto Labs Inc *	8,840	897,702
Pure Cycle Corp *	5,728	72,116
Radiant Logistics Inc *	12,971	72,248
Raven Industries Inc	11,696	403,044
RBC Bearings Inc *	7,931	1,255,795
Rexnord Corp *	34,437	1,123,335
Roadrunner Transportation Systems Inc *	1,420	13,078
Ryerson Holding Corp *	4,645	54,950
Safe Bulkers Inc * (Greece)	16,949	28,813
Saia Inc *	8,500	791,520
Sanmina Corp *	22,214	760,607
Scorpio Bulkers Inc	18,777	119,609
Scorpio Tankers Inc (Monaco)	14,503	570,548
SEACOR Holdings Inc *	5,716	246,645
Select Interior Concepts Inc ‘A’ *	6,886	61,905
SFL Corp Ltd (Norway)	26,798	389,643
Simpson Manufacturing Co Inc	14,651	1,175,450
SMART Global Holdings Inc *	4,041	153,316
SPX Corp *	14,310	728,093
SPX FLOW Inc *	13,784	673,624
Standex International Corp	4,043	320,812
Sterling Construction Co Inc *	8,095	113,978
Stoneridge Inc *	8,622	252,797
Sturm Ruger & Co Inc	5,560	261,487
Summit Materials Inc ‘A’ *	36,837	880,404
Synalloy Corp	2,651	34,224

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
Tech Data Corp *	11,925	$1,712,430
Teekay Corp * (Bermuda)	22,751	121,035
Teekay Tankers Ltd ‘A’ * (Bermuda)	7,609	182,388
Tennant Co	5,892	459,105
Terex Corp	20,700	616,446
Tetra Tech Inc	17,892	1,541,575
The Eastern Co	1,965	59,991
The Gorman-Rupp Co	5,819	218,213
The Greenbrier Cos Inc	10,567	342,688
The Manitowoc Co Inc *	11,775	206,063
Tidewater Inc *	12,381	238,706
TimkenSteel Corp *	13,184	103,626
TopBuild Corp *	11,131	1,147,383
Transcat Inc *	2,037	64,899
Tredegar Corp	8,090	180,812
Trex Co Inc *	19,240	1,729,291
TriMas Corp *	15,018	471,715
Trinseo SA	13,446	500,326
Triumph Group Inc	16,255	410,764
TTM Technologies Inc *	32,554	489,938
Tutor Perini Corp *	13,055	167,887
Twin Disc Inc *	2,952	32,531
UFP Technologies Inc *	2,401	119,114
Universal Forest Products Inc	19,602	935,015
Universal Logistics Holdings Inc	2,688	50,964
US Concrete Inc *	5,306	221,048
US Ecology Inc	7,850	454,593
US Xpress Enterprises Inc ‘A’ *	6,549	32,941
Vicor Corp *	5,623	262,707
Vishay Intertechnology Inc	43,592	928,074
Vishay Precision Group Inc *	3,285	111,690
VSE Corp	2,945	112,028
Watts Water Technologies Inc ‘A’	9,018	899,636
Welbilt Inc *	42,404	661,926
Werner Enterprises Inc	14,765	537,298
Willis Lease Finance Corp *	973	57,319
WillScot Corp *	16,867	311,871
Worthington Industries Inc	12,686	535,095
Wrap Technologies Inc *	2,402	15,349
YRC Worldwide Inc *	11,164	28,468
ZAGG Inc *	8,387	68,019

		100,356,339

Technology - 9.3%

3D Systems Corp *	37,212	325,605
ACI Worldwide Inc *	37,811	1,432,470
Adesto Technologies Corp *	8,585	72,973
Agilysys Inc *	6,752	171,568
Allscripts Healthcare Solutions Inc *	54,361	533,553
Alpha & Omega Semiconductor Ltd *	6,393	87,073
Altair Engineering Inc ‘A’ *	13,112	470,852
Ambarella Inc *	10,358	627,280
American Software Inc ‘A’	9,467	140,869
Amkor Technology Inc *	32,227	418,951
Appfolio Inc ‘A’ *	5,151	566,352
Appian Corp *	11,164	426,576
AstroNova Inc	2,177	29,868
Avaya Holdings Corp *	36,357	490,819
Avid Technology Inc *	9,332	80,069
AVX Corp	15,557	318,452
Axcelis Technologies Inc *	11,108	267,647
AXT Inc *	11,327	49,272
Bandwidth Inc ‘A’ *	5,264	337,159
Benefitfocus Inc *	9,713	213,103
Blackbaud Inc	16,012	1,274,555
Blackline Inc *	14,011	722,407
Bottomline Technologies DE Inc *	14,053	753,241
Box Inc ‘A’ *	46,931	787,502
Brightcove Inc *	12,293	106,826
Brooks Automation Inc	23,251	975,612

	Shares	Value
Cabot Microelectronics Corp	9,505	$1,371,762
Castlight Health Inc ‘B’ *	32,897	43,753
CEVA Inc *	6,827	184,056
Cirrus Logic Inc *	19,106	1,574,525
Cision Ltd *	29,877	297,874
Cloudera Inc *	78,928	917,933
Cohu Inc	12,830	293,166
CommVault Systems Inc *	13,274	592,551
Computer Programs & Systems Inc	4,187	110,537
Conduent Inc *	56,599	350,914
Cornerstone OnDemand Inc *	18,644	1,091,606
CSG Systems International Inc	10,795	558,965
CTS Corp	10,738	322,247
Cubic Corp	10,255	651,910
Daily Journal Corp *	386	112,102
Diebold Nixdorf Inc *	25,278	266,936
Digi International Inc *	9,449	167,436
Digital Turbine Inc *	25,140	179,248
Diodes Inc *	13,473	759,473
Domo Inc ‘B’ *	5,700	123,804
Donnelley Financial Solutions Inc *	10,503	109,966
DSP Group Inc *	6,916	108,858
Ebix Inc	7,719	257,892
eGain Corp *	7,417	58,743
Envestnet Inc *	15,824	1,101,825
Everbridge Inc *	10,889	850,213
Evolent Health Inc ‘A’ *	23,754	214,974
Exela Technologies Inc *	15,284	6,231
ExlService Holdings Inc *	10,958	761,143
Five9 Inc *	19,591	1,284,778
ForeScout Technologies Inc *	13,878	455,198
FormFactor Inc *	24,740	642,498
Glu Mobile Inc *	37,959	229,652
GSI Technology Inc *	4,773	33,841
GTY Technology Holding Inc *	12,668	74,615
Health Catalyst Inc *	2,641	91,643
Ideanomics Inc *	16,236	13,893
Immersion Corp *	10,184	75,667
Impinj Inc *	5,072	131,162
InnerWorkings Inc *	13,270	73,118
Inovalon Holdings Inc ‘A’ *	23,443	441,197
Inphi Corp *	14,731	1,090,389
Insight Enterprises Inc *	11,624	817,051
Inspired Entertainment Inc *	2,718	18,347
Instructure Inc *	11,027	531,612
Intelligent Systems Corp *	2,210	88,267
j2 Global Inc *	15,284	1,432,264
KEMET Corp	18,949	512,570
Lattice Semiconductor Corp *	40,838	781,639
LivePerson Inc *	20,358	753,246
Lumentum Holdings Inc *	25,344	2,009,779
MACOM Technology Solutions Holdings Inc ‘H’ *	15,239	405,357
Majesco *	2,075	17,119
ManTech International Corp ‘A’	8,783	701,586
MAXIMUS Inc	20,788	1,546,419
MaxLinear Inc *	21,378	453,641
MicroStrategy Inc ‘A’ *	2,719	387,811
Mitek Systems Inc *	11,561	88,442
MobileIron Inc *	31,201	151,637
Model N Inc *	10,550	369,989
MTS Systems Corp	5,927	284,674
NetScout Systems Inc *	23,883	574,864
NextGen Healthcare Inc *	17,731	284,937
Omnicell Inc *	13,429	1,097,418
OneSpan Inc *	10,789	184,708
Onto Innovation Inc *	15,473	565,383
PAR Technology Corp *	3,692	113,492
Pareteum Corp *	35,067	15,335
Parsons Corp *	6,104	251,973

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

	Shares	Value
PDF Solutions Inc *	9,201	$155,405
Perspecta Inc	46,423	1,227,424
Photronics Inc *	21,014	331,181
Phreesia Inc *	3,329	88,685
Phunware Inc *	9,031	10,747
Ping Identity Holding Corp *	4,516	109,739
Pitney Bowes Inc	52,104	209,979
PlayAGS Inc *	8,680	105,288
Power Integrations Inc	9,334	923,226
Progress Software Corp	14,485	601,852
PROS Holdings Inc *	10,784	646,177
QAD Inc ‘A’	3,613	184,010
Qualys Inc *	11,141	928,825
Rambus Inc *	36,160	498,104
Rapid7 Inc *	16,157	905,115
Rimini Street Inc *	6,302	24,452
SailPoint Technologies Holding Inc *	28,092	662,971
Science Applications International Corp	19,441	1,691,756
SecureWorks Corp ‘A’ *	3,091	51,496
Semtech Corp *	21,592	1,142,217
Silicon Laboratories Inc *	14,079	1,632,882
Simulations Plus Inc	3,818	110,989
SPS Commerce Inc *	11,460	635,113
StarTek Inc *	5,184	41,368
Stratasys Ltd *	16,861	341,014
SVMK Inc *	28,460	508,580
Sykes Enterprises Inc *	12,299	454,940
Synaptics Inc *	11,035	725,772
Synchronoss Technologies Inc *	12,405	58,924
Tabula Rasa HealthCare Inc *	6,398	311,455
Tenable Holdings Inc *	12,131	290,659
TiVo Corp *	40,602	344,305
TTEC Holdings Inc	4,582	181,539
Ultra Clean Holdings Inc *	12,640	296,661
Unisys Corp *	16,135	191,361
Upland Software Inc *	7,355	262,647
Varonis Systems Inc *	9,720	755,341
Veeco Instruments Inc *	15,805	232,096
Verint Systems Inc *	21,776	1,205,519
Verra Mobility Corp *	41,825	585,132
Virtusa Corp *	9,482	429,819
Vocera Communications Inc *	10,091	209,489
Workiva Inc *	12,034	506,030
Xperi Corp	16,163	299,016
Yext Inc *	30,448	439,060
Zuora Inc ‘A’ *	28,990	415,427

		66,162,295

Utilities - 3.4%

ALLETE Inc	16,970	1,377,455
Ameresco Inc ‘A’ *	7,349	128,608
American States Water Co	11,999	1,039,593
Artesian Resources Corp ‘A’	2,537	94,402
Atlantic Power Corp *	33,255	77,484
Avista Corp	21,494	1,033,646
Black Hills Corp	19,966	1,568,130
California Water Service Group	15,795	814,390
Chesapeake Utilities Corp	5,242	502,341
Clearway Energy Inc ‘A’	11,081	211,869
Clearway Energy Inc ‘C’	24,541	489,593
Consolidated Water Co Ltd (Cayman)	4,523	73,725
El Paso Electric Co	13,305	903,276
Genie Energy Ltd ‘B’	4,660	36,022
Global Water Resources Inc	2,995	39,384
MGE Energy Inc	11,482	905,011
Middlesex Water Co	5,265	334,696
New Jersey Resources Corp	29,070	1,295,650
Northwest Natural Holding Co	9,935	732,508
NorthWestern Corp	16,616	1,190,869
ONE Gas Inc	17,099	1,599,953

	Shares	Value
Ormat Technologies Inc	12,992	$968,164
Otter Tail Corp	12,957	664,565
PICO Holdings Inc *	6,704	74,548
PNM Resources Inc	26,033	1,320,133
Portland General Electric Co	29,403	1,640,393
RGC Resources Inc	2,250	64,305
SJW Group	8,620	612,537
South Jersey Industries Inc	30,348	1,000,877
Southwest Gas Holdings Inc	17,772	1,350,139
Spark Energy Inc ‘A’	3,905	36,043
Spire Inc	16,284	1,356,620
The York Water Co	4,359	200,994
Unitil Corp	4,802	296,860

		24,034,783

Total Common Stocks (Cost $577,443,066)		689,995,065

	Principal Amount

SHORT-TERM INVESTMENT - 2.5%

Repurchase Agreement - 2.5%

Fixed Income Clearing Corp 0.250% due 01/02/20 (Dated 12/31/19, repurchase price of $17,863,636; collateralized by U.S. Treasury Notes: 2.875% due 08/15/28 and value $18,224,010)	$17,863,388	17,863,388

Total Short-Term Investment (Cost $17,863,388)		17,863,388

TOTAL INVESTMENTS - 99.8% (Cost $595,313,385)		707,865,384

DERIVATIVES - 0.0%		260,859

OTHER ASSETS & LIABILITIES, NET - 0.2%		1,157,965

NET ASSETS - 100.0%		$709,284,208

Notes to Schedule of Investments

(a)	As of December 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	24.8%
Consumer, Non-Cyclical	23.9%
Industrial	14.2%
Consumer, Cyclical	11.8%
Technology	9.3%
Communications	3.7%
Utilities	3.4%
Energy	3.2%
Basic Materials	3.0%
Others (each less than 3.0%)	2.5%

99.8%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)

An investment with a value of $4,586 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2019

(c)	Open futures contracts outstanding as of December 31, 2019 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index	03/20	229	$18,867,511	$19,128,370	$260,859

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2019:

		Total Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights
	Basic Materials	$4,586	$-	$-	$4,586
	Consumer, Non-Cyclical	2,345	-	2,345	-

	Total Rights	6,931	-	2,345	4,586

	Common Stocks	689,995,065	689,995,065	-	-
	Short-Term Investment	17,863,388	-	17,863,388	-
	Derivatives:
	Equity Contracts
	Futures	260,859	260,859	-	-

	Total	$708,126,243	$690,255,924	$17,865,733	$4,586

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-153 and B-154

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Board of Trustees and Shareholders of

Pacific Select Fund

Opinion on Schedule of Investments

We have audited the accompanying schedules of investments of the Equity Index, Small-Cap Equity, and Small Cap Index Portfolios, three of the fifty-three portfolios constituting Pacific Select Fund (collectively the “Trust”) as of December 31, 2019, and the related notes (collectively the “schedules”) (included in Item 6 of this Form N-CSR). In our opinion, the schedules present fairly, in all material respects, the investments in securities of the Trust as of December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The schedules are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these schedules based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the schedules are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatements of the schedules, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the schedules. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the schedules. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 21, 2020

We have served as the auditor of one or more affiliated investment companies of Pacific Select Fund since 1988.

Item 6. Investments.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Chief Executive Officer and Treasurer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof — attached hereto as Exhibit 99.

(a)(2)	Separate certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99.CERT.

(a)(3)	Not Applicable.

(a)(4)	There was no change in the Registrant’s independent public accountant for the period covered by the report.

(b)

Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30b-2(a)) is attached hereto as Exhibit 99.906.CERT pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Select Fund

By:	/s/ Adrian S. Griggs
Adrian S. Griggs
Chief Executive Officer

Date:	March 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adrian S. Griggs
Adrian S. Griggs
Chief Executive Officer

Date:	March 5, 2020

By:	/s/ Trevor T. Smith
Trevor T. Smith
Treasurer (Principal Financial and Accounting Officer)

Date:	March 5, 2020